UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2021

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Global Macro Absolute Return Fund

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser is registered with the CFTC as a commodity pool operator with respect to its management of the Fund. As the commodity pool operator of the Fund, the adviser has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2021

Eaton Vance

Global Macro Absolute Return Fund

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets delivered mixed results during the 12-month period ended October 31, 2021. Developed-market and emerging-market equities posted strong gains, and major high yield income indexes advanced. However, a global trend of rising interest rates negatively impacted the performance of high-quality, longer duration bonds.

The period began on a positive note, with financial markets rallying from November through December 2020. During this time, multiple pharmaceutical companies announced that their COVID-19 vaccine candidates were highly effective in late-stage clinical trials. Health officials in the U.S. and abroad subsequently approved the use of one or more of them, and mass immunization programs were underway by year-end. In addition, geopolitical uncertainties eased following the November U.S. presidential election.

The first quarter of 2021 was a volatile period for markets. Global bond yields rose sharply as investors anticipated higher rates of growth and inflation, particularly in the U.S. Yields subsequently stabilized, and returns for major asset classes were broadly positive during the second quarter of 2021. During this period, the rollout of COVID-19 vaccines accelerated in many parts of the world, local officials relaxed social-distancing restrictions, and global economic activity strengthened.

From July through October 2021, developed-market equities performed well. However, emerging-market equities posted sizeable losses, and returns across the global bond markets were generally weak. As July began, investors were still digesting the U.S. Federal Reserve’s mid-June update to its interest rate forecasts, which signaled that the central bank might start raising short-term interest rates sooner than previously indicated. Moreover, COVID-19 cases began to increase due to the spread of the Delta variant. This was particularly challenging for emerging markets that lacked the resources to control the virus.

During the same period, investors also confronted slowing economic growth in China and rising global inflation. China’s economy was affected by power outages, new regulations that hurt innovative Chinese technology companies, and growing financial stress in the country’s property sector. Pandemic-related supply-chain disruptions were an additional headwind — not only for China, but for countries worldwide since they created shortages that fueled inflation. To curb price pressures, a number of emerging-market central banks tightened their monetary policies. In contrast, major developed-market central banks held their policies steady on the view that high inflation would prove temporary.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Global Macro Absolute Return Fund (the Fund) returned 4.11% for Class A shares at net asset value (NAV), outperforming its benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index (the Index), which returned 0.06%.

The Fund’s currency exposure made the largest contribution to returns during the period, followed by its sovereign credit exposure. The Fund’s limited allocations to equity and corporate credit were also significant contributors. Interest rates and commodities made relatively modest contributions to returns.

By region, Eastern Europe and the Middle East & Africa were the top contributors to performance, led by long local bond positions in Ukraine and Egypt. A major index provider announced plans to include Ukrainian and Egyptian local bonds in its local bond index amid progress on economic reforms in both countries.

Investments in Western Europe and Asia added value during the period. In Western Europe, long local bond and equity positions in Iceland were particularly helpful. Officials in Iceland eased virus-related restrictions within the country and also opened the nation’s borders to vaccinated travelers. In Asia, long positions in Indonesian local bonds and Vietnamese equities boosted returns during the period.

Latin America made a modest contribution to returns during the period, aided by a long sovereign credit position in the Dominican Republic. By period-end, this position was sold from the Fund. However, losses in other holdings — especially a long Colombian interest rate position — limited gains in the region.

The Dollar Bloc — Canada, New Zealand, and Australia — had a slightly negative impact on returns during the period. The region’s primary detractor was a short position in the New Zealand dollar. The New Zealand dollar strengthened on expectations that the country’s central bank would raise interest rates, which it ultimately did in October 2021.

The Fund used derivatives extensively to both hedge select undesired risk exposures as well as gain select desired risk exposures. Some of the above commentary about notable drivers of performance at the country level involved the use of derivatives. The Fund’s use of derivatives broadly weighed on returns versus the Index. Interest rate swaps used to gain select exposures as well as hedge others contributed to performance. However, credit default swaps used to gain short exposure to certain sovereign credits, which also acted as hedges to other exposures in certain cases, hurt performance during the period. Currency forwards used to gain both long and short exposure to select currencies around the world further detracted from performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Performance2,3

Portfolio Managers John R. Baur, Patrick Campbell, CFA, Kyle Lee, CFA and Federico Sequeda, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	06/27/2007	10/31/1997	4.11%	2.84%	2.54%
Class A with 4.75% Maximum Sales Charge	—	—	–0.83	1.85	2.04
Class C at NAV	10/01/2009	10/31/1997	3.37	2.12	1.83
Class C with 1% Maximum Sales Charge	—	—	2.37	2.12	1.83
Class I at NAV	06/27/2007	10/31/1997	4.31	3.15	2.85
Class R at NAV	04/08/2010	10/31/1997	3.78	2.63	2.33
Class R6 at NAV	05/31/2017	10/31/1997	4.37	3.18	2.86

ICE BofA 3-Month U.S. Treasury Bill Index	—	—	0.06%	1.15%	0.63%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6

	1.05%	1.75%	0.75%	1.25%	0.68%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2011	$11,986	N.A.
Class I	$250,000	10/31/2011	$331,152	N.A.
Class R	$10,000	10/31/2011	$12,590	N.A.
Class R6	$1,000,000	10/31/2011	$1,326,505	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Fund Profile5

Asset Allocation (% of net assets)6

*	Net of securities sold short.

Foreign Currency Exposure (% of net assets)7

Egypt	9.4%

Ukraine	5.2

Iceland	3.3

Russia	3.2

Serbia	3.0

Uzbekistan	2.7

Indonesia	2.3

Hungary	2.0

Poland	2.0

Malaysia	1.8

Uganda	1.7

Australia	1.7

Uruguay	1.6

South Korea	1.6

Kenya	1.0

Czech Republic	1.0

Other	4.4	*

Bahrain	–1.6

China	–1.7

New Zealand	–1.8

Philippines	–1.8

South Africa	–2.2

Saudi Arabia	–3.9

Oman	–5.0

United Arab Emirates	–11.4

Euro	–14.3

Total Long	48.0

Total Short	–43.8

Total Net	4.2

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[7]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

Additional Information

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

A long position is the purchase of an investment with the expectation that it will rise in value.

A short position is the sale of a borrowed investment with the expectation that it will decline in value.

5

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period* (5/1/21 – 10/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,011.20	$5.32	1.05%
Class C	$1,000.00	$1,006.60	$8.85	1.75%
Class I	$1,000.00	$1,012.80	$3.81	0.75%
Class R	$1,000.00	$1,009.10	$6.38	1.26%
Class R6	$1,000.00	$1,011.90	$3.45	0.68%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.91	$5.35	1.05%
Class C	$1,000.00	$1,016.38	$8.89	1.75%
Class I	$1,000.00	$1,021.43	$3.82	0.75%
Class R	$1,000.00	$1,018.85	$6.41	1.26%
Class R6	$1,000.00	$1,021.78	$3.47	0.68%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Investment in Global Macro Portfolio, at value (identified cost, $2,567,414,077)	$2,553,019,868

Receivable for Fund shares sold	4,471,255

Total assets	$2,557,491,123

Liabilities

Payable for Fund shares redeemed	$13,932,454

Payable to affiliates:

Distribution and service fees	106,981

Trustees’ fees	43

Accrued expenses	484,489

Total liabilities	$14,523,967

Net Assets	$2,542,967,156

Sources of Net Assets

Paid-in capital	$3,098,324,445

Accumulated loss	(555,357,289)

Total	$2,542,967,156

Class A Shares

Net Assets	$276,486,221

Shares Outstanding	31,943,329

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.66

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$9.09

Class C Shares

Net Assets	$36,556,920

Shares Outstanding	4,206,750

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.69

Class I Shares

Net Assets	$1,851,665,102

Shares Outstanding	214,369,032

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.64

Class R Shares

Net Assets	$1,274,451

Shares Outstanding	146,944

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.67

Class R6 Shares

Net Assets	$376,984,462

Shares Outstanding	43,660,046

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.63

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest allocated from Portfolio (net of foreign taxes, $6,767,214)	$157,506,688

Dividends allocated from Portfolio (net of foreign taxes, $63,668)	2,610,591

Expenses, excluding interest and dividend expense, allocated from Portfolio	(19,370,306)

Interest and dividend expense allocated from Portfolio	(1,796,467)

Total investment income from Portfolio	$138,950,506

Expenses

Distribution and service fees

Class A	$1,127,535

Class C	418,734

Class R	5,762

Trustees’ fees and expenses	500

Custodian fee	62,001

Transfer and dividend disbursing agent fees	2,213,550

Legal and accounting services	72,933

Printing and postage	201,879

Registration fees	138,684

Miscellaneous	30,918

Total expenses	$4,272,496

Net investment income	$134,678,010

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $169,326)	$65,532,858

Written options	299,677

Securities sold short	(1,385,175)

Futures contracts	11,784,893

Swap contracts	(20,950,225)

Forward commodity contracts	(3,517,922)

Foreign currency transactions	738,361

Forward foreign currency exchange contracts	(44,326,040)

Non-deliverable bond forward contracts	(11,495,199)

Net realized loss	$(3,318,772)

Change in unrealized appreciation (depreciation) —

Investments (including net decrease in accrued foreign capital gains taxes of $63,072)	$(24,823,385)

Securities sold short	(4,751,285)

Futures contracts	6,287,098

Swap contracts	18,356,694

Forward commodity contracts	2,375,840

Foreign currency	240,381

Forward foreign currency exchange contracts	3,079,547

Non-deliverable bond forward contracts	(952,079)

Net change in unrealized appreciation (depreciation)	$(187,189)

Net realized and unrealized loss	$(3,505,961)

Net increase in net assets from operations	$131,172,049

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$134,678,010	$145,260,533

Net realized loss	(3,318,772)	(18,100,684)

Net change in unrealized appreciation (depreciation)	(187,189)	(10,578,798)

Net increase in net assets from operations	$131,172,049	$116,581,051

Distributions to shareholders —

Class A	$(14,306,118)	$(17,639,422)

Class C	(1,277,685)	(3,423,482)

Class I	(92,453,325)	(133,791,097)

Class R	(41,379)	(41,899)

Class R6	(14,415,131)	(11,050,708)

Total distributions to shareholders	$(122,493,638)	$(165,946,608)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$87,583,804	$112,886,314

Class C	5,551,839	4,797,540

Class I	717,985,965	802,477,314

Class R	393,791	306,413

Class R6	171,431,301	350,869,286

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	13,724,612	17,123,987

Class C	1,271,825	3,103,817

Class I	78,070,972	100,180,809

Class R	41,379	41,899

Class R6	2,460,392	5,221,810

Cost of shares redeemed

Class A	(239,847,833)	(124,065,715)

Class C	(9,870,522)	(28,978,368)

Class I	(1,274,351,145)	(1,399,141,995)

Class R	(126,913)	(226,245)

Class R6	(187,677,118)	(185,396,441)

Net asset value of shares converted

Class A	15,128,032	29,478,283

Class C	(15,128,032)	(29,478,283)

Net decrease in net assets from Fund share transactions	$(633,357,651)	$(340,799,575)

Net decrease in net assets	$(624,679,240)	$(390,165,132)

Net Assets

At beginning of year	$3,167,646,396	$3,557,811,528

At end of year	$2,542,967,156	$3,167,646,396

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Financial Highlights

	Class A

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$8.640	$8.740	$8.590	$9.140	$9.110

Income (Loss) From Operations

Net investment income(1)	$0.368	$0.356	$0.438	$0.383	$0.344

Net realized and unrealized gain (loss)	(0.016)	(0.046)	0.078	(0.647)	(0.029)

Total income (loss) from operations	$0.352	$0.310	$0.516	$(0.264)	$0.315

Less Distributions

From net investment income	$(0.332)	$(0.410)	$(0.366)	$(0.087)	$(0.285)

Tax return of capital	—	—	—	(0.199)	—

Total distributions	$(0.332)	$(0.410)	$(0.366)	$(0.286)	$(0.285)

Net asset value — End of year	$8.660	$8.640	$8.740	$8.590	$9.140

Total Return(2)	4.11%	3.63%	6.14%	(2.97)%	3.52%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$276,486	$398,174	$366,740	$284,958	$336,889

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.10%	1.05%	1.04%	1.08%	1.04%

Net investment income	4.20%	4.11%	5.06%	4.26%	3.77%

Portfolio Turnover of the Portfolio	88%	81%	61%	78%	74%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.06%, 0.01%, 0.01%, 0.04% and 0.03% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$8.680	$8.770	$8.620	$9.170	$9.140

Income (Loss) From Operations

Net investment income(1)	$0.307	$0.305	$0.374	$0.321	$0.280

Net realized and unrealized gain (loss)	(0.026)	(0.044)	0.082	(0.647)	(0.028)

Total income (loss) from operations	$0.281	$0.261	$0.456	$(0.326)	$0.252

Less Distributions

From net investment income	$(0.271)	$(0.351)	$(0.306)	$(0.068)	$(0.222)

Tax return of capital	—	—	—	(0.156)	—

Total distributions	$(0.271)	$(0.351)	$(0.306)	$(0.224)	$(0.222)

Net asset value — End of year	$8.690	$8.680	$8.770	$8.620	$9.170

Total Return(2)	3.37%	2.91%	5.39%	(3.63)%	2.80%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$36,557	$54,464	$106,291	$178,033	$216,384

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.80%	1.75%	1.76%	1.78%	1.74%

Net investment income	3.49%	3.51%	4.31%	3.56%	3.06%

Portfolio Turnover of the Portfolio	88%	81%	61%	78%	74%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.06%, 0.01%, 0.01%, 0.04% and 0.03% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$8.630	$8.720	$8.580	$9.120	$9.090

Income (Loss) From Operations

Net investment income(1)	$0.393	$0.385	$0.458	$0.408	$0.369

Net realized and unrealized gain (loss)	(0.024)	(0.039)	0.074	(0.636)	(0.027)

Total income (loss) from operations	$0.369	$0.346	$0.532	$(0.228)	$0.342

Less Distributions

From net investment income	$(0.359)	$(0.436)	$(0.392)	$(0.095)	$(0.312)

Tax return of capital	—	—	—	(0.217)	—

Total distributions	$(0.359)	$(0.436)	$(0.392)	$(0.312)	$(0.312)

Net asset value — End of year	$8.640	$8.630	$8.720	$8.580	$9.120

Total Return(2)	4.31%	4.07%	6.34%	(2.58)%	3.83%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,851,665	$2,323,831	$2,859,484	$4,237,027	$4,910,029

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	0.80%	0.75%	0.75%	0.78%	0.74%

Net investment income	4.50%	4.45%	5.31%	4.56%	4.06%

Portfolio Turnover of the Portfolio	88%	81%	61%	78%	74%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.06%, 0.01%, 0.01%, 0.04% and 0.03% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively.

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Financial Highlights — continued

	Class R

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$8.660	$8.750	$8.610	$9.150	$9.120

Income (Loss) From Operations

Net investment income(1)	$0.352	$0.338	$0.417	$0.369	$0.325

Net realized and unrealized gain (loss)	(0.027)	(0.034)	0.073	(0.641)	(0.027)

Total income (loss) from operations	$0.325	$0.304	$0.490	$(0.272)	$0.298

Less Distributions

From net investment income	$(0.315)	$(0.394)	$(0.350)	$(0.081)	$(0.268)

Tax return of capital	—	—	—	(0.187)	—

Total distributions	$(0.315)	$(0.394)	$(0.350)	$(0.268)	$(0.268)

Net asset value — End of year	$8.670	$8.660	$8.750	$8.610	$9.150

Total Return(2)	3.78%	3.55%	5.80%	(3.04)%	3.31%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,274	$968	$861	$1,034	$1,703

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.29%	1.25%	1.26%	1.28%	1.23%

Net investment income	4.02%	3.89%	4.82%	4.09%	3.56%

Portfolio Turnover of the Portfolio	88%	81%	61%	78%	74%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.06%, 0.01%, 0.01%, 0.04% and 0.03% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively.

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Financial Highlights — continued

	Class R6

	Year Ended October 31,				Period Ended October 31, 2017(1)
	2021	2020	2019	2018

Net asset value — Beginning of period	$8.620	$8.710	$8.570	$9.120	$9.120

Income (Loss) From Operations

Net investment income(2)	$0.398	$0.391	$0.464	$0.405	$0.163

Net realized and unrealized gain (loss)	(0.024)	(0.040)	0.073	(0.638)	(0.031)

Total income (loss) from operations	$0.374	$0.351	$0.537	$(0.233)	$0.132

Less Distributions

From net investment income	$(0.364)	$(0.441)	$(0.397)	$(0.096)	$(0.132)

Tax return of capital	—	—	—	(0.221)	—

Total distributions	$(0.364)	$(0.441)	$(0.397)	$(0.317)	$(0.132)

Net asset value — End of period	$8.630	$8.620	$8.710	$8.570	$9.120

Total Return(3)	4.37%	4.01%	6.53%	(2.63)%	1.46	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$376,984	$390,210	$224,436	$153,516	$14,841

Ratios (as a percentage of average daily net assets):(5)

Expenses(6)	0.73%	0.68%	0.69%	0.72%	0.68	%(7)

Net investment income	4.56%	4.51%	5.37%	4.54%	4.23	%(7)

Portfolio Turnover of the Portfolio	88%	81%	61%	78%	74	%(8)

(1)	For the period from commencement of operations, May 31, 2017, to October 31, 2017.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.06%, 0.01%, 0.01%, 0.04% and 0.03% of average daily net assets for the years ended October 31, 2021, 2020, 2019 and 2018 and the period ended October 31, 2017, respectively.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2017.

14	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests substantially all of its investable assets in interests in Global Macro Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.6% at October 31, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

15

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$122,493,638	$165,946,608

During the year ended October 31, 2021, accumulated loss was increased by $2,927,199 and paid-in capital was increased by $2,927,199 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$6,128,501

Deferred capital losses	(389,573,595)

Net unrealized depreciation	(171,912,195)

Accumulated loss	$(555,357,289)

At October 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $389,573,595 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2021, $89,199,433 are short-term and $300,374,162 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with EVM in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.615%

$500 million but less than $1 billion	0.595%

$1 billion but less than $1.5 billion	0.575%

$1.5 billion but less than $2 billion	0.555%

$2 billion but less than $3 billion	0.520%

$3 billion and over	0.490%

16

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Notes to Financial Statements — continued

For the year ended October 31, 2021, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2021, EVM earned $113,499 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,677 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2021. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares from March 1, 2021 through October 31, 2021 in the amount of $812. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2021 amounted to $1,127,535 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2021, the Fund paid or accrued to EVD $314,051 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2021, the Fund paid or accrued to EVD $2,881 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2021 amounted to $104,683 and $2,881 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2021, the Fund was informed that EVD received approximately $2,000 of CDSCs paid by Class C shareholders. Effective June 1, 2021, Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase).

6  Investment Transactions

For the year ended October 31, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $141,318,754 and $889,472,377, respectively.

17

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2021	2020

Sales	9,993,917	13,133,662

Issued to shareholders electing to receive payments of distributions in Fund shares	1,570,878	1,974,178

Redemptions	(27,413,326)	(14,440,997)

Converted from Class C shares	1,730,619	3,417,260

Net increase (decrease)	(14,117,912)	4,084,103

	Year Ended October 31,
Class C	2021	2020

Sales	631,971	549,951

Issued to shareholders electing to receive payments of distributions in Fund shares	144,970	355,743

Redemptions	(1,122,597)	(3,344,526)

Converted to Class A shares	(1,724,634)	(3,405,698)

Net decrease	(2,070,290)	(5,844,530)

	Year Ended October 31,
Class I	2021	2020

Sales	82,187,710	92,702,765

Issued to shareholders electing to receive payments of distributions in Fund shares	8,956,504	11,566,403

Redemptions	(146,144,649)	(162,859,694)

Net decrease	(55,000,435)	(58,590,526)

	Year Ended October 31,
Class R	2021	2020

Sales	44,992	34,836

Issued to shareholders electing to receive payments of distributions in Fund shares	4,728	4,824

Redemptions	(14,525)	(26,230)

Net increase	35,195	13,430

	Year Ended October 31,
Class R6	2021	2020

Sales	19,638,845	40,299,688

Issued to shareholders electing to receive payments of distributions in Fund shares	282,389	601,599

Redemptions	(21,517,489)	(21,399,153)

Net increase (decrease)	(1,596,255)	19,502,134

18

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

19

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, 163(j) interest dividends and the foreign tax credit.

Qualified Dividend Income.  For the fiscal year ended October 31, 2021, the Fund designates approximately $676,164, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

163(j) Interest Dividends.  For the fiscal year ended October 31, 2021, the Fund designates 92.05% of distributions from net investment income as a 163(j) interest dividend.

Foreign Tax Credit.  For the fiscal year ended October 31, 2021, the Fund paid foreign taxes of $7,000,208 and recognized foreign source income of $172,883,951.

20

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments

Asset-Backed Securities — 0.8%
Security	Principal Amount	Value

CFG Investments, Ltd., Series 2021-1, Class B, 5.82%, 5/20/32(1)	$3,600,000	$3,669,427

Pnmac Gmsr Issuer Trust:

Series 2018-GT1, Class A, 2.939%, (1 mo. USD LIBOR + 2.85%), 2/25/23(1)(2)	9,000,000	9,028,188

Series 2018-GT2, Class A, 2.739%, (1 mo. USD LIBOR + 2.65%), 8/25/25(1)(2)	8,064,000	8,070,401

Total Asset-Backed Securities (identified cost $20,662,918)		$20,768,016

Collateralized Mortgage Obligations — 0.4%
Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:

Series 4, Class D, 8.00%, 12/25/22	$4,169	$4,282

Series 1548, Class Z, 7.00%, 7/15/23	10,739	11,117

Series 1650, Class K, 6.50%, 1/15/24	82,422	85,606

Series 1817, Class Z, 6.50%, 2/15/26	15,288	16,229

Series 1927, Class ZA, 6.50%, 1/15/27	69,765	74,575

Series 2344, Class ZD, 6.50%, 8/15/31	242,594	268,990

Series 2458, Class ZB, 7.00%, 6/15/32	473,493	534,232

Interest Only:(3)

Series 4791, Class JI, 4.00%, 5/15/48	6,442,832	773,865

		$1,768,896

Federal National Mortgage Association:

Series G92-60, Class Z, 7.00%, 10/25/22	$13,462	$13,666

Series G93-1, Class K, 6.675%, 1/25/23	20,279	20,689

Series G94-7, Class PJ, 7.50%, 5/17/24	67,675	70,554

Series 1992-180, Class F, 1.239%, (1 mo. USD LIBOR + 1.15%), 10/25/22(2)	26,170	26,257

Series 1993-16, Class Z, 7.50%, 2/25/23	28,427	29,340

Series 1993-79, Class PL, 7.00%, 6/25/23	19,188	19,838

Series 1993-104, Class ZB, 6.50%, 7/25/23	9,249	9,622

Series 1993-121, Class Z, 7.00%, 7/25/23	149,604	156,564

Series 1993-141, Class Z, 7.00%, 8/25/23	32,303	33,454

Series 1994-42, Class ZQ, 7.00%, 4/25/24	275,782	292,341

Series 1994-79, Class Z, 7.00%, 4/25/24	45,063	47,772

Series 1994-89, Class ZQ, 8.00%, 7/25/24	55,312	59,331

Series 1996-35, Class Z, 7.00%, 7/25/26	20,168	21,588

Series 1998-16, Class H, 7.00%, 4/18/28	99,957	112,000

Series 1998-44, Class ZA, 6.50%, 7/20/28	162,641	180,712

Series 1999-25, Class Z, 6.00%, 6/25/29	174,366	189,107

Series 2000-2, Class ZE, 7.50%, 2/25/30	40,570	44,921

Series 2000-49, Class A, 8.00%, 3/18/27	109,543	121,035

Series 2001-31, Class ZA, 6.00%, 7/25/31	1,343,669	1,458,387

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)

Series 2001-74, Class QE, 6.00%, 12/25/31	$361,030	$405,216

Series 2009-48, Class WA, 5.845%, 7/25/39(4)	1,893,859	2,092,111

Series 2011-38, Class SA, 13.232%, (13.50% - 1 mo. USD LIBOR x 3), 5/25/41(5)	1,287,106	2,544,318

Interest Only:(3)

Series 424, Class C8, 3.50%, 2/25/48	7,902,313	1,005,120

Series 2018-21, Class IO, 3.00%, 4/25/48	6,732,196	757,564

Series 2018-58, Class BI, 4.00%, 8/25/48	1,090,342	140,127

		$9,851,634

Government National Mortgage Association, Series 2001-35, Class K, 6.45%, 10/26/23	$14,816	$15,470

		$15,470

Total Collateralized Mortgage Obligations (identified cost $23,578,440)		$11,636,000

U.S. Government Agency Mortgage-Backed Securities — 2.3%
Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:

2.373%, (1 yr. CMT + 2.31%), with maturity at 2036(6)	$669,689	$702,733

2.779%, (COF + 1.25%), with maturity at 2035(6)	718,708	738,812

2.844%, (COF + 2.39%), with maturity at 2023(6)	5,272	5,310

4.014%, (COF + 1.25%), with maturity at 2029(6)	7,692	8,163

4.382%, (COF + 1.25%), with maturity at 2030(6)	166,435	177,632

4.50%, with maturity at 2035	146,699	159,305

6.00%, with various maturities to 2035	3,889,435	4,436,935

6.50%, with various maturities to 2032	4,401,357	5,074,473

6.60%, with maturity at 2030	435,971	494,398

7.00%, with various maturities to 2036	5,757,236	6,598,711

7.31%, with maturity at 2026	9,359	10,035

7.50%, with various maturities to 2035	2,272,735	2,539,461

7.95%, with maturity at 2022	4,902	5,001

8.00%, with various maturities to 2030	515,261	556,079

8.50%, with maturity at 2025	10,716	11,881

9.00%, with various maturities to 2027	30,771	33,227

9.50%, with maturity at 2027	21,332	23,873

		$21,576,029

Federal National Mortgage Association:

1.489%, (COF + 1.25%), with maturity at 2027(6)	$32,740	$33,058

21	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)

1.532%, (COF + 1.25%), with various maturities to 2033(6)	$941,146	$951,888

1.663%, (COF + 1.40%), with maturity at 2025(6)	189,427	190,803

1.863%, (COF + 1.60%), with maturity at 2024(6)	70,945	71,491

2.275%, (1 yr. CMT + 2.15%), with maturity at 2028(6)	75,944	77,996

3.248%, (COF + 1.25%), with maturity at 2034(6)	287,194	301,285

3.344%, (COF + 1.25%), with maturity at 2035(6)	766,673	790,971

3.971%, (COF + 1.77%), with maturity at 2035(6)	1,279,796	1,364,007

6.00%, with various maturities to 2035	12,861,312	14,775,080

6.329%, (COF + 2.00%, Floor 6.329%), with maturity at 2032(6)	296,181	330,525

6.50%, with various maturities to 2038	5,128,616	5,826,885

7.00%, with various maturities to 2035	8,616,604	9,981,510

7.50%, with various maturities to 2027	24,836	26,099

7.725%, (1 yr. CMT + 2.22%), with maturity at 2025(6)	9,866	10,477

8.00%, with maturity at 2026	1,717	1,767

8.50%, with various maturities to 2037	1,040,098	1,206,665

9.00%, with various maturities to 2032	103,060	114,324

9.285%, with maturity at 2028	41	41

9.50%, with various maturities to 2031	31,760	34,585

9.535%, with maturity at 2027	856	924

10.50%, with maturity at 2029	21,816	25,507

11.50%, with maturity at 2031	91,591	109,571

		$36,225,459

Government National Mortgage Association:

2.125%, (1 yr. CMT + 1.50%), with maturity at 2024(6)	$70,994	$72,059

6.50%, with various maturities to 2032	202,733	228,232

7.00%, with various maturities to 2031	393,357	439,409

7.50%, with various maturities to 2028	50,925	55,452

8.00%, with various maturities to 2023	16,693	17,315

9.00%, with maturity at 2025	4,958	5,270

		$817,737

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $55,040,372)		$58,619,225

U.S. Government Guaranteed Small Business Administration Loans(7)(8) — 0.8%
Security		Principal Amount (000’s omitted)	Value

1.11%, 9/15/42		$1,618	$61,823

1.41%, 9/15/42		1,085	53,722

1.66%, 8/15/42 to 4/15/43		7,023	398,449

1.91%, 8/15/42 to 2/15/43		12,026	792,647

1.93%, 3/15/41 to 5/15/42		2,055	136,691

1.96%, 9/15/42		2,834	182,042

2.11%, 8/15/42 to 9/15/42		5,902	433,364

2.16%, 2/15/42 to 4/15/43		14,379	1,079,722

2.21%, 9/15/42		2,563	191,459

2.28%, 3/15/43		2,710	242,982

2.36%, 9/15/42		1,910	158,246

2.38%, 2/15/41		642	47,501

2.39%, 7/15/39		974	71,342

2.41%, 7/15/42 to 4/15/43		21,200	1,842,476

2.46%, 3/15/28 to 4/15/43		5,497	435,473

2.53%, 6/15/36		819	61,471

2.61%, 9/15/42		2,833	268,569

2.66%, 4/15/43		7,551	733,450

2.71%, 7/15/27 to 9/15/42		9,047	798,050

2.74%, 10/4/23 to 8/25/42(9)		13,073	1,103,375

2.91%, 10/15/42 to 4/15/43		15,021	1,621,694

2.93%, 4/15/42		925	106,370

2.96%, 7/15/27 to 2/15/43		7,176	580,418

3.16%, 9/15/42 to 4/15/43		6,220	777,610

3.21%, 6/15/27 to 3/15/43		7,418	801,910

3.36%, 12/28/26 to 8/17/42(9)		29,410	2,326,495

3.41%, 3/15/43 to 4/15/43		7,545	926,689

3.46%, 3/15/27 to 9/15/42		4,475	500,910

3.66%, 1/15/43 to 6/15/43		7,749	1,101,501

3.69%, 3/15/43		1,310	209,311

3.71%, 3/15/28 to 10/15/42		9,304	943,857

3.78%, 5/15/27 to 9/15/42		3,934	494,923

Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $21,713,138)			$19,484,542

Convertible Bonds — 0.3%
Security		Principal Amount (000’s omitted)	Value

Bermuda — 0.2%

Liberty Latin America, Ltd., 2.00%, 7/15/24	USD	3,340	$3,354,612

Total Bermuda			$3,354,612

22	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

India — 0.1%

Indiabulls Housing Finance, Ltd., 4.50%, 9/28/26(10)	USD	2,970	$2,829,965

Total India			$2,829,965

Total Convertible Bonds (identified cost $6,309,300)			$6,184,577

Foreign Corporate Bonds — 6.0%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.4%

IRSA Propiedades Comerciales S.A., 8.75%, 3/23/23(10)	USD	914	$874,319

YPF S.A.:

4.00% to 1/1/23, 2/12/26(1)(11)	USD	9,379	8,089,057

4.00% to 1/1/23, 2/12/26(10)(11)	USD	43	37,478

6.95%, 7/21/27(10)	USD	992	721,258

8.50%, 7/28/25(10)	USD	528	428,081

Total Argentina			$10,150,193

Armenia — 0.3%

Ardshinbank CJSC Via Dilijan Finance BV, 6.50%, 1/28/25(10)	USD	7,725	$7,695,599

Total Armenia			$7,695,599

Belarus — 0.1%

Eurotorg, LLC Via Bonitron DAC, 9.00%, 10/22/25(10)	USD	2,019	$2,110,864

Total Belarus			$2,110,864

Brazil — 1.0%

Amaggi Luxembourg International S.a.r.l., 5.25%, 1/28/28(10)	USD	2,110	$2,121,236

Braskem America Finance Co., 7.125%, 7/22/41(10)	USD	1,279	1,552,405

Braskem Netherlands Finance BV, 5.875%, 1/31/50(10)	USD	3,939	4,197,694

Guara Norte S.a.r.l., 5.198%, 6/15/34(10)	USD	1,157	1,135,719

MC Brazil Downstream Trading S.a.r.l., 7.25%, 6/30/31(1)	USD	3,757	3,663,075

Odebrecht Offshore Drilling Finance, Ltd., 6.72%, 12/1/22(10)	USD	1,867	1,857,467

Oi Movel S.A., 8.75%, 7/30/26(10)	USD	5,901	6,139,990

Petrobras Global Finance BV, 6.90%, 3/19/49	USD	479	504,147

Security		Principal Amount (000’s omitted)	Value

Brazil (continued)

Vale S.A., 2.762%(12)(13)	BRL	42,422	$3,997,100

Total Brazil			$25,168,833

Bulgaria — 0.2%

Eurohold Bulgaria AD, 6.50%, 12/7/22(10)	EUR	4,582	$5,173,547

Total Bulgaria			$5,173,547

China — 0.1%

Times China Holdings, Ltd., 5.55%, 6/4/24(10)	USD	2,995	$2,445,171

Total China			$2,445,171

Georgia — 0.4%

Georgia Capital JSC, 6.125%, 3/9/24(10)	USD	6,762	$6,975,003

Silknet JSC, 11.00%, 4/2/24(10)	USD	2,470	2,659,153

Total Georgia			$9,634,156

Honduras — 0.1%

Inversiones Atlantida S.A., 7.50%, 5/19/26(10)	USD	2,945	$3,055,181

Total Honduras			$3,055,181

Iceland — 0.8%

Arion Banki HF, 6.00%, 4/12/24(10)	ISK	1,000,000	$8,129,552

Islandsbanki HF, 6.40%, 10/26/23	ISK	860,000	6,997,048

Landsbankinn HF, 5.00%, 11/23/23(10)	ISK	560,000	4,455,659

WOW Air HF:

0.00%(12)(14)(15)	EUR	79	0

0.00%, (3 mo. EURIBOR + 9.00%), 9/24/24(14)(15)	EUR	3,600	0

Total Iceland			$19,582,259

India — 0.6%

Indian Railway Finance Corp., Ltd., 2.80%, 2/10/31(10)	USD	15,006	$14,508,697

JSW Steel, Ltd., 5.05%, 4/5/32(10)	USD	1,466	1,491,768

Reliance Communications, Ltd., 6.50%, 11/6/20(10)(15)	USD	1,800	166,500

Total India			$16,166,965

Indonesia — 0.2%

Alam Sutera Realty Tbk PT:

6.00%, (6.00% cash or 6.25% PIK), 5/2/24(16)	USD	1,675	$1,434,671

6.25%, (6.25% cash or 6.50% PIK), 11/2/25(10)(16)	USD	5,025	3,975,830

Total Indonesia			$5,410,501

23	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Mexico — 0.3%

Alpha Capital DIP, 1.00%, 2/5/22	USD	177	$168,284

Alpha Holding S.A. de CV:

9.00%, 2/10/25(10)(15)	USD	3,890	552,847

10.00%, 12/19/22(10)(15)	USD	1,849	262,780

Braskem Idesa SAPI, 6.99%, 2/20/32(10)	USD	3,000	3,075,000

Grupo Kaltex S.A. de CV, 8.875%, 4/11/22(10)	USD	781	733,453

Petroleos Mexicanos, 6.75%, 9/21/47	USD	3,700	3,280,272

Total Mexico			$8,072,636

Moldova — 0.2%

Aragvi Finance International DAC, 8.45%, 4/29/26(10)	USD	5,849	$6,048,550

Total Moldova			$6,048,550

Nigeria — 0.1%

SEPLAT Petroleum Development Co. PLC, 7.75%, 4/1/26(10)	USD	3,306	$3,410,139

Total Nigeria			$3,410,139

Paraguay — 0.2%

Frigorifico Concepcion S.A., 7.70%, 7/21/28(1)	USD	4,435	$4,527,048

Total Paraguay			$4,527,048

Peru — 0.0%(17)

PetroTal Corp., 12.00%, 2/16/24(1)(10)	USD	900	$954,000

Total Peru			$954,000

Russia — 0.1%

Tinkoff Bank JSC Via TCS Finance, Ltd., 6.00% to 12/20/26(10)(12)(18)	USD	3,969	$3,957,887

Total Russia			$3,957,887

South Africa — 0.2%

Petra Diamonds US Treasury PLC, 10.50% PIK, 3/8/26(10)(16)	USD	4,601	$4,756,589

Total South Africa			$4,756,589

Turkey — 0.2%

Limak Iskenderun Uluslararasi Liman Isletmeciligi AS, 9.50%, 7/10/36(10)	USD	4,390	$4,398,486

Total Turkey			$4,398,486

Security		Principal Amount (000’s omitted)	Value

United Arab Emirates — 0.1%

NBK Tier 1 Financing, Ltd., 3.625% to 8/24/26(10)(12)(18)	USD	1,765	$1,758,196

Total United Arab Emirates			$1,758,196

Uzbekistan — 0.4%

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV (FMO), 15.00%, 12/8/22(10)	UZS	101,000,000	$9,463,383

Total Uzbekistan			$9,463,383

Total Foreign Corporate Bonds (identified cost $161,093,659)			$153,940,183

Loan Participation Notes — 2.0%
Security		Principal Amount (000’s omitted)	Value

Uzbekistan — 2.0%

Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/23(10)(14)(19)	UZS	293,470,000	$27,778,118

Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank “Asaka”), 18.70%, 7/26/23(10)(14)(19)	UZS	248,781,000	23,462,193

Total Uzbekistan			$51,240,311

Total Loan Participation Notes (identified cost $53,728,199)			$51,240,311

Senior Floating-Rate Loans — 0.0%(17)
Borrower/Description		Principal Amount (000’s omitted)	Value

Argentina — 0.0%(17)

Desa, LLC, Term Loan, 0.188%, 6/30/24(14)(29)		$843	$684,110

Total Argentina			$684,110

Total Senior Floating-Rate Loans (identified cost $684,110)			$684,110

24	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Sovereign Government Bonds — 43.5%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.5%

Republic of Argentina, 2.50% to 7/9/22, 7/9/41(11)	USD	38,901	$13,465,733

Total Argentina			$13,465,733

Bahrain — 0.6%

Kingdom of Bahrain:

5.45%, 9/16/32(10)	USD	10,100	$9,906,585

6.00%, 9/19/44(10)	USD	4,528	4,205,312

7.50%, 9/20/47(10)	USD	440	456,653

Total Bahrain			$14,568,550

Barbados — 1.1%

Government of Barbados, 6.50%, 10/1/29(10)	USD	28,151	$28,361,830

Total Barbados			$28,361,830

Belarus — 0.5%

Republic of Belarus:

5.875%, 2/24/26(10)	USD	7,310	$6,753,928

6.875%, 2/28/23(10)	USD	6,700	6,784,822

Total Belarus			$13,538,750

Benin — 0.5%

Benin Government International Bond, 6.875%, 1/19/52(10)	EUR	11,330	$13,179,508

Total Benin			$13,179,508

Costa Rica — 0.1%

Titulo Propiedad UD, 1.00%, 1/12/22(20)	CRC	1,721,610	$2,681,999

Total Costa Rica			$2,681,999

Croatia — 1.0%

Croatia Government International Bond, 1.75%, 3/4/41(10)	EUR	21,902	$25,797,106

Total Croatia			$25,797,106

Ecuador — 0.5%

Republic of Ecuador:

0.50% to 7/31/22, 7/31/40(10)(11)	USD	2,839	$1,426,475

1.00% to 7/31/22, 7/31/35(10)(11)	USD	6,000	3,982,560

5.00% to 7/31/22, 7/31/30(10)(11)	USD	9,832	8,185,477

Total Ecuador			$13,594,512

Security		Principal Amount (000’s omitted)	Value

Egypt — 5.6%

Arab Republic of Egypt:

5.875%, 2/16/31(10)	USD	2,150	$1,947,367

6.375%, 4/11/31(10)	EUR	23,126	25,291,907

6.588%, 2/21/28(10)	USD	5,322	5,236,529

7.60%, 3/1/29(10)	USD	3,279	3,305,166

8.70%, 3/1/49(10)	USD	6,947	6,498,780

Egypt Government Bond:

14.06%, 1/12/26	EGP	391,915	24,854,392

14.483%, 4/6/26	EGP	779,460	50,159,904

14.556%, 10/13/27	EGP	292,422	18,859,406

14.563%, 7/6/26	EGP	98,940	6,322,800

Total Egypt			$142,476,251

Georgia — 0.1%

Georgia Treasury Bond, 8.25%, 11/6/22	GEL	6,695	$2,109,051

Total Georgia			$2,109,051

Iceland — 1.9%

Republic of Iceland:

5.00%, 11/15/28	ISK	923,062	$7,575,040

6.50%, 1/24/31	ISK	4,610,985	42,154,686

Total Iceland			$49,729,726

India — 0.2%

Export-Import Bank of India:

2.25%, 1/13/31(10)	USD	2,400	$2,245,132

3.25%, 1/15/30(10)	USD	2,980	3,031,600

Total India			$5,276,732

Indonesia — 2.8%

Indonesia Government Bond:

6.50%, 2/15/31	IDR	405,624,000	$29,346,363

7.00%, 9/15/30	IDR	212,074,000	15,777,378

7.50%, 6/15/35	IDR	348,780,000	26,083,107

7.50%, 4/15/40	IDR	5,755,000	427,334

Total Indonesia			$71,634,182

Ivory Coast — 1.0%

Ivory Coast Government International Bond:

4.875%, 1/30/32(10)	EUR	3,666	$4,156,079

5.25%, 3/22/30(10)	EUR	10,453	12,460,351

6.625%, 3/22/48(10)	EUR	5,615	6,490,647

6.875%, 10/17/40(10)	EUR	1,048	1,274,945

Total Ivory Coast			$24,382,022

25	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Lebanon — 0.4%

Lebanese Republic:

6.25%, 11/4/24(10)(15)	USD	7,663	$1,193,321

6.25%, 6/12/25(10)(15)	USD	2,947	454,634

6.40%, 5/26/23(15)	USD	7,625	1,183,286

6.65%, 4/22/24(10)(15)	USD	9,307	1,449,332

6.65%, 11/3/28(10)(15)	USD	3,522	540,416

6.65%, 2/26/30(10)(15)	USD	453	69,508

6.75%, 11/29/27(10)(15)	USD	194	29,767

6.85%, 5/25/29(15)	USD	8,628	1,303,950

7.00%, 12/3/24(15)	USD	3,446	536,542

7.00%, 3/20/28(10)(15)	USD	5,989	928,295

7.05%, 11/2/35(10)(15)	USD	1,463	224,936

7.15%, 11/20/31(10)(15)	USD	4,621	711,357

8.20%, 5/17/33(15)	USD	1,595	245,598

8.25%, 4/12/21(10)(15)	USD	1,000	153,750

8.25%, 5/17/34(15)	USD	1,326	205,530

Total Lebanon			$9,230,222

Malaysia — 1.8%

Malaysia Government Bond:

3.726%, 3/31/26	MYR	80,580	$19,949,005

3.955%, 9/15/25	MYR	99,820	24,948,221

Total Malaysia			$44,897,226

New Zealand — 1.1%

New Zealand Government Bond:

2.75%, 5/15/51	NZD	21,580	$14,710,898

3.00%, 9/20/30(10)(20)	NZD	15,873	13,945,988

Total New Zealand			$28,656,886

Pakistan — 0.1%

Islamic Republic of Pakistan, 8.875%, 4/8/51(10)	USD	2,482	$2,503,226

Total Pakistan			$2,503,226

Philippines — 1.4%

Republic of the Philippines, 6.25%, 1/14/36	PHP	1,524,000	$35,302,178

Total Philippines			$35,302,178

Romania — 1.2%

Romania Government International Bond:

2.625%, 12/2/40(10)	EUR	894	$947,821

2.75%, 4/14/41(10)	EUR	1,699	1,811,157

3.375%, 1/28/50(10)	EUR	6,177	6,966,559

Security		Principal Amount (000’s omitted)	Value

Romania (continued)

Romania Government International Bond: (continued)

4.625%, 4/3/49(10)	EUR	16,230	$21,747,924

Total Romania			$31,473,461

Serbia — 2.8%

Serbia Treasury Bond:

4.50%, 8/20/32	RSD	1,239,040	$12,672,583

5.875%, 2/8/28	RSD	5,372,600	59,912,846

Total Serbia			$72,585,429

South Africa — 2.8%

Republic of South Africa, 10.50%, 12/21/26	ZAR	995,881	$71,488,273

Total South Africa			$71,488,273

South Korea — 1.1%

Korea Treasury Bond, 1.50%, 12/10/30	KRW	35,000,000	$27,135,818

Total South Korea			$27,135,818

Suriname — 1.1%

Republic of Suriname:

9.25%, 10/26/26(10)(15)	USD	39,361	$28,536,725

12.875%, 12/30/23(10)(15)	USD	885	601,358

Total Suriname			$29,138,083

Thailand — 3.0%

Thailand Government Bond:

1.25%, 3/12/28(10)(20)	THB	2,468,815	$73,501,620

2.875%, 6/17/46	THB	112,400	3,464,810

Total Thailand			$76,966,430

Ukraine — 8.0%

Ukraine Government International Bond:

1.258%, GDP-Linked, 5/31/40(10)(21)	USD	11,542	$12,191,584

10.00%, 8/23/23	UAH	39,841	1,461,694

11.67%, 11/22/23	UAH	693,998	26,061,318

15.84%, 2/26/25	UAH	4,020,752	165,765,544

Total Ukraine			$205,480,140

United Arab Emirates — 0.7%

Finance Department Government of Sharjah, 4.00%, 7/28/50(10)	USD	19,846	$17,961,305

Total United Arab Emirates			$17,961,305

26	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Uruguay — 1.0%

Uruguay Government International Bond:

8.25%, 5/21/31	UYU	1,003,176	$22,608,062

9.875%, 6/20/22(10)	UYU	134,017	3,085,651

Total Uruguay			$25,693,713

Uzbekistan — 0.1%

Republic of Uzbekistan, 14.50%, 11/25/23(10)	UZS	16,470,000	$1,579,534

Total Uzbekistan			$1,579,534

Zambia — 0.5%

Zambia Government Bond:

11.00%, 1/25/26	ZMW	240,690	$10,172,186

11.00%, 9/20/26	ZMW	14,610	587,110

12.00%, 3/22/28	ZMW	26,190	989,389

12.00%, 5/31/28	ZMW	8,430	314,287

13.00%, 6/28/31	ZMW	20,170	685,761

15.00%, 2/16/27	ZMW	15,100	691,118

Total Zambia			$13,439,851

Total Sovereign Government Bonds (identified cost $1,113,909,721)			$1,114,327,727

Sovereign Loans — 4.5%
Borrower		Principal Amount (000’s omitted)	Value

Ivory Coast — 0.1%

Republic of Ivory Coast, Term Loan, 5.75%, (6 mo. EURIBOR + 5.75%), 1/6/28(2)	EUR	2,665	$3,110,154

Total Ivory Coast			$3,110,154

Kenya — 0.6%

Government of Kenya:

Term Loan, 6.616%, (6 mo. USD LIBOR + 6.45%), 6/29/25(2)	USD	13,932	$14,107,724

Term Loan, 6.87%, (6 mo. USD LIBOR + 6.70%), 10/24/24(2)	USD	1,742	1,756,918

Total Kenya			$15,864,642

Macedonia — 0.2%

Republic of Macedonia, Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), 12/16/22(2)(22)	EUR	3,300	$3,821,491

Total Macedonia			$3,821,491

Borrower		Principal Amount (000’s omitted)	Value

Nigeria — 0.7%

Bank of Industry Limited, Term Loan, 6.116%, (3 mo. USD LIBOR + 6.00%), 12/16/23(2)(22)	USD	17,180	$17,130,092

Total Nigeria			$17,130,092

Tanzania — 2.9%

Government of the United Republic of Tanzania:

Term Loan, 5.364%, (6 mo. USD LIBOR + 5.20%), 6/23/22(2)	USD	16,897	$17,076,709

Term Loan, 6.446%, (6 mo. USD LIBOR + 6.30%), 4/28/31(2)	USD	58,755	58,100,880

Total Tanzania			$75,177,589

Total Sovereign Loans (identified cost $115,179,349)			$115,103,968

Common Stocks — 2.7%
Security		Shares	Value

Brazil — 0.4%

Pagseguro Digital, Ltd., Class A(23)		43,700	$1,581,940

Petroleo Brasileiro S.A. ADR		386,200	3,792,484

StoneCo, Ltd., Class A(23)		60,400	2,045,144

XP, Inc., Class A(23)		53,300	1,748,773

Total Brazil			$9,168,341

Bulgaria — 0.3%

Eurohold Bulgaria AD(23)		5,313,401	$6,720,490

Total Bulgaria			$6,720,490

Cyprus — 0.2%

Bank of Cyprus Holdings PLC(23)		4,401,002	$5,174,162

Total Cyprus			$5,174,162

Egypt — 0.1%

Taaleem Management Services Co. SAE(23)		9,039,600	$2,585,108

Total Egypt			$2,585,108

Greece — 0.3%

Alpha Services and Holdings S.A.(23)		480,100	$612,061

Eurobank Ergasias Services and Holdings S.A.(23)		809,400	850,127

Hellenic Telecommunications Organization S.A.		83,400	1,480,668

JUMBO S.A.		53,500	796,312

Motor Oil (Hellas) Corinth Refineries S.A.(23)		28,600	485,457

27	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Greece (continued)

Mytilineos S.A.	37,500	$685,295

National Bank of Greece S.A.(23)	168,500	532,078

OPAP S.A.	77,900	1,216,588

Piraeus Financial Holdings S.A.(23)	699,200	1,194,903

Public Power Corp. S.A.(23)	37,000	402,484

Titan Cement International S.A.(23)	3,203	55,695

Total Greece		$8,311,668

Iceland — 0.5%

Arion Banki HF(1)	2,456,353	$3,718,997

Eik Fasteignafelag HF(23)	7,781,922	749,614

Eimskipafelag Islands HF	557,209	1,911,584

Hagar HF	2,249,259	1,108,045

Islandsbanki HF(23)	1,632,006	1,590,421

Reginn HF(23)	3,082,490	740,784

Reitir Fasteignafelag HF	2,159,331	1,373,521

Siminn HF	11,783,288	1,117,048

Total Iceland		$12,310,014

United Arab Emirates — 0.1%

Al Yah Satellite Communications Co-Pjsc-Yah Sat(23)	5,278,406	$3,937,447

Total United Arab Emirates		$3,937,447

United Kingdom — 0.0%(17)

Tesnik Cuatro, Ltd.(14)	409,000	$273,212

Total United Kingdom		$273,212

Vietnam — 0.8%

Bank for Foreign Trade of Vietnam JSC	206,310	$887,100

Binh Minh Plastics JSC	32,720	86,383

Coteccons Construction JSC	111,300	351,744

FPT Corp.	484,201	2,206,598

Hoa Phat Group JSC	534,553	1,341,307

KIDO Group Corp.	20,450	51,977

Military Commercial Joint Stock Bank(23)	2,060,487	2,582,586

Mobile World Investment Corp.	541,249	3,344,770

Phu Nhuan Jewelry JSC	445,630	2,034,338

Refrigeration Electrical Engineering Corp.(23)	675,810	2,224,232

Viet Capital Securities JSC	333,800	940,507

Vietnam Dairy Products JSC	280,481	1,118,395

Vietnam Prosperity JSC Bank(23)	1,307,784	2,181,986

Vietnam Technological & Commercial Joint Stock Bank(23)	507,200	1,230,843

Security	Shares	Value

Vietnam (continued)

Vingroup JSC(23)	244,038	$1,027,504

Total Vietnam		$21,610,270

Total Common Stocks (identified cost $63,867,823)		$70,090,712

Reinsurance Side Cars — 0.5%
Security	Principal Amount/ Shares	Value

Eden Re II, Ltd., Series 2021A, 0.00%, 3/21/25(1)(14)(24)	$3,500,000	$3,534,300

Mt. Logan Re Ltd., Series A-1(14)(23)(24)(25)	4,400	4,015,785

Sussex Capital, Ltd., Series 16, Preference Shares(14)(23)(24)(25)	5,500	5,227,006

Total Reinsurance Side Cars (identified cost $13,400,000)		$12,777,091

Warrants — 0.0%(17)
Security	Shares	Value

IRSA Inversiones y Representaciones S.A., Exp. 3/5/26(23)	201,760	$46,526

Total Warrants (identified cost $0)		$46,526

Short-Term Investments — 30.3%

Affiliated Fund — 12.3%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(26)	316,227,582	$316,227,582

Total Affiliated Fund (identified cost $316,227,582)		$316,227,582

Repurchase Agreements — 3.2%
Description	Principal Amount (000’s omitted)	Value

Barclays Bank PLC:

Dated 9/29/21 with an interest rate of 0.25% payable by the Portfolio, collateralized by $2,582,000 Country Garden Holdings Co., Ltd., 3.125%, due 10/22/25 and a market value, including accrued interest, of $2,409,758(27)	$2,482	$2,481,772

28	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Description	Principal Amount (000’s omitted)	Value

Barclays Bank PLC: (continued)

Dated 9/29/21 with an interest rate of 0.25% payable by the Portfolio, collateralized by $3,870,000 Country Garden Holdings Co., Ltd., 2.70%, due 7/12/26 and a market value, including accrued interest, of $3,542,925(27)	$3,631	$3,630,892

Dated 9/29/21 with an interest rate of 0.25% payable by the Portfolio, collateralized by $3,985,000 Country Garden Holdings Co., Ltd., 7.25%, due 4/8/26 and a market value, including accrued interest, of $4,161,555(27)	4,380	4,379,715

Dated 10/4/21 with an interest rate of 0.20% payable by the Portfolio, collateralized by $3,642,000 Chile Government International Bond, 3.86%, due 6/21/47 and a market value, including accrued interest, of $4,013,662(27)	3,961	3,960,675

Dated 10/7/21 with an interest rate of 0.50% payable by the Portfolio, collateralized by $813,000 Peruvian Government International Bond, 3.55%, due 3/10/51 and a market value, including accrued interest, of $826,495(27)	821	821,130

Dated 10/25/21 with an interest rate of 0.20% payable by the Portfolio, collateralized by $420,000 Corp. Nacional del Cobre de Chile, 4.375%, due 2/5/49 and a market value, including accrued interest, of $478,830(27)	470	469,508

Dated 10/25/21 with an interest rate of 0.20% payable by the Portfolio, collateralized by $1,110,000 Chile Government International Bond, 3.50%, due 1/25/50 and a market value, including accrued interest, of $1,142,294(27)	1,115	1,115,089

Dated 10/25/21 with an interest rate of 0.25% payable by the Portfolio, collateralized by $610,000 Peruvian Government International Bond, 5.625%, due 11/18/50 and a market value, including accrued interest, of $848,589(27)	857	857,144

JPMorgan Chase Bank, N.A.:

Dated 10/7/21 with an interest rate of 0.10% payable by the Portfolio, collateralized by $3,463,000 Qatar Government International Bond, 4.817%, due 3/14/49 and a market value, including accrued interest, of $4,485,589(27)	4,647	4,647,442

Dated 10/25/21 with a maturity date of 11/1/21, an interest rate of 0.30% payable by the Portfolio and repurchase proceeds of $14,714,894, collateralized by GBP 4,840,211 United Kingdom Gilt Bond, 0.25%, due 3/22/52 and a market value, including accrued interest, of $14,365,505	14,716	14,715,630

Description	Principal Amount (000’s omitted)	Value

Nomura International PLC:

Dated 7/27/21 with an interest rate of 0.25% payable by the Portfolio, collateralized by $10,344,000 Qatar Government International Bond, 4.817%, due 3/14/49 and a market value, including accrued interest, of $13,398,478(27)	$14,331	$14,331,353

Dated 9/28/21 with an interest rate of 0.25% payable by the Portfolio, collateralized by $3,304,000 Corp. Nacional del Cobre de Chile, 4.375%, due 2/5/49 and a market value, including accrued interest, of $3,766,800(27)	4,073	4,073,237

Dated 9/28/21 with an interest rate of 0.25% payable by the Portfolio, collateralized by $3,239,000 Chile Government International Bond, 3.86%, due 6/21/47 and a market value, including accrued interest, of $3,569,536(27)	3,844	3,844,434

Dated 9/28/21 with an interest rate of 0.25% payable by the Portfolio, collateralized by $6,760,000 Peruvian Government International Bond, 5.625%, due 11/18/50 and a market value, including accrued interest, of $9,404,030(27)	10,199	10,199,217

Dated 9/29/21 with an interest rate of 0.25% payable by the Portfolio, collateralized by $3,906,000 Corp. Nacional del Cobre de Chile, 4.375%, due 2/5/49 and a market value, including accrued interest, of $4,453,123(27)	4,832	4,832,269

Dated 10/4/21 with an interest rate of 0.20% payable by the Portfolio, collateralized by $4,738,000 Peruvian Government International Bond, 5.625%, due 11/18/50 and a market value, including accrued interest, of $6,591,168(27)	7,036	7,035,930

Total Repurchase Agreements (identified cost $81,395,437)		$81,395,437

29	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Sovereign Government Securities — 6.8%
Security		Principal Amount (000’s omitted)	Value

Egypt — 4.7%

Egypt Treasury Bill:

0.00%, 11/16/21	EGP	286,125	$18,179,856

0.00%, 11/30/21	EGP	31,975	2,023,503

0.00%, 12/28/21	EGP	381,175	23,911,070

0.00%, 1/11/22	EGP	580,825	36,173,644

0.00%, 1/25/22	EGP	48,725	3,015,449

0.00%, 3/29/22	EGP	322,375	19,599,125

0.00%, 5/17/22	EGP	297,400	17,797,160

Total Egypt			$120,699,807

Uganda — 1.7%

Uganda Treasury Bill:

0.00%, 2/24/22	UGX	32,801,000	$9,009,467

0.00%, 3/10/22	UGX	26,067,200	7,128,930

0.00%, 3/24/22	UGX	5,022,600	1,367,296

0.00%, 4/7/22	UGX	7,437,500	2,020,256

0.00%, 4/21/22	UGX	1,487,500	402,895

0.00%, 5/5/22	UGX	8,330,000	2,248,121

0.00%, 5/19/22	UGX	2,305,600	617,985

0.00%, 6/3/22	UGX	22,454,400	6,012,862

0.00%, 6/16/22	UGX	28,620,100	7,635,904

0.00%, 6/23/22	UGX	6,727,400	1,790,768

0.00%, 7/7/22	UGX	24,047,800	6,375,679

Total Uganda			$44,610,163

Uruguay — 0.4%

Uruguay Monetary Regulation Bill:

0.00%, 12/3/21	UYU	358,185	$8,061,889

0.00%, 2/25/22	UYU	76,539	1,695,215

Total Uruguay			$9,757,104

Total Sovereign Government Securities (identified cost $174,376,204)			$175,067,074

U.S. Treasury Obligations — 8.0%
Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill:

0.00%, 11/4/21(28)		$28,840	$28,839,927

0.00%, 12/9/21(28)		26,060	26,058,327

Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill: (continued)

0.00%, 12/16/21(28)		$150,000	$149,986,406

Total U.S. Treasury Obligations (identified cost $204,891,206)			$204,884,660

Total Short-Term Investments (identified cost $776,890,429)			$777,574,753

Total Purchased Options and Swaptions — 0.0%(17) (identified cost $4,553,146)			$488,819

Total Investments — 94.1% (identified cost $2,430,610,604)			$2,412,966,560

Securities Sold Short — (3.0)%

Foreign Corporate Bonds — (0.7)%
Security		Principal Amount	Value

Chile — (0.3)%

Corp. Nacional del Cobre de Chile, 4.375%, 2/5/49(10)	USD	(7,630)	$(8,619,009)

Total Chile			$(8,619,009)

China — (0.4)%

Country Garden Holdings Co., Ltd.:

2.70%, 7/12/26(10)	USD	(3,870)	$(3,511,288)

3.125%, 10/22/25(10)	USD	(2,582)	(2,407,741)

7.25%, 4/8/26(10)	USD	(3,985)	(4,143,096)

Total China			$(10,062,125)

Total Foreign Corporate Bonds (proceeds $18,859,800)			$(18,681,134)

Sovereign Government Bonds — (2.3)%
Security		Principal Amount (000’s omitted)	Value

Chile — (0.3)%

Chile Government International Bond:

3.50%, 1/25/50	USD	(1,110)	$(1,131,933)

3.86%, 6/21/47	USD	(6,881)	(7,487,285)

Total Chile			$(8,619,218)

30	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Peru — (0.7)%

Peruvian Government International Bond:

5.625%, 11/18/50	USD	(12,108)	$(16,535,411)

3.55%, 3/10/51	USD	(813)	(822,407)

Total Peru			$(17,357,818)

Qatar — (0.7)%

Qatar Government International Bond, 4.817%, 3/14/49(10)	USD	(13,807)	$(17,797,237)

Total Qatar			$(17,797,237)

United Kingdom — (0.6)%

United Kingdom Gilt Bond, 0.25%, 3/22/52(10)(20)	GBP	(4,840)	$(14,363,711)

Total United Kingdom			$(14,363,711)

Total Sovereign Government Bonds (proceeds $56,588,641)			$(58,137,984)

Total Securities Sold Short (proceeds $75,448,441)			$(76,819,118)

Other Assets, Less Liabilities — 8.9%			$227,716,443

Net Assets — 100.0%			$2,563,863,885

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2021, the aggregate value of these securities is $45,254,493 or 1.8% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2021.

(3)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(4)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2021.

(5)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2021.

(6)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2021.

(7)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(8)	Securities comprise a trust that is wholly-owned by the Portfolio and may only be sold on a pro-rata basis with all securities in the trust.

(9)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2021 of all interest only securities comprising the certificate.

(10)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2021, the aggregate value of these securities is $496,622,202 or 19.4% of the Portfolio’s net assets.

(11)	Step coupon security. Interest rate represents the rate in effect at October 31, 2021.

(12)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(13)	Variable rate security whose coupon rate is linked to the issuer’s mining activities revenue. The coupon rate shown represents the rate in effect at October 31, 2021.

(14)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(15)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(16)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(17)	Amount is less than 0.05%.

(18)	Security converts to variable rate after the indicated fixed-rate coupon period.

(19)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.

(20)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(21)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(22)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(23)	Non-income producing security.

(24)

Security is subject to risk of loss depending on the occurrence, frequency and severity of the loss events that are covered by underlying reinsurance contracts and that may occur during a specified risk period.

(25)	Restricted security (see Note 5).

(26)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

(27)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

(28)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(29)	Fixed-rate loan.

31	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Purchased Interest Rate Swaptions — 0.0%(17)

Description	Counterparty	Notional Amount		Expiration Date	Value

Option to enter into interest rate swap expiring 12/15/26 to pay 3-month ZAR-JIBAR and receive 5.73%	JPMorgan Chase Bank, N.A.	ZAR	161,720,000	12/15/21	$68

Option to enter into interest rate swap expiring 1/7/27 to pay 3-month ZAR-JIBAR and receive 5.70%	Bank of America, N.A.	ZAR	198,570,000	1/7/22	432

Option to enter into interest rate swap expiring 1/10/27 to pay 3-month ZAR-JIBAR and receive 5.70%	Bank of America, N.A.	ZAR	99,280,000	1/10/22	255

Option to enter into interest rate swap expiring 1/12/27 to pay 3-month ZAR-JIBAR and receive 5.70%	JPMorgan Chase Bank, N.A.	ZAR	390,910,000	1/12/22	1,113

Option to enter into interest rate swap expiring 1/17/27 to pay 3-month ZAR-JIBAR and receive 5.73%	JPMorgan Chase Bank, N.A.	ZAR	109,162,000	1/17/22	462

Option to enter into interest rate swap expiring 1/27/27 to pay 3-month ZAR-JIBAR and receive 5.74%	Bank of America, N.A.	ZAR	176,282,000	1/27/22	1,154

Option to enter into interest rate swap expiring 2/10/27 to pay 3-month ZAR-JIBAR and receive 5.88%	Goldman Sachs International	ZAR	487,830,000	2/10/22	8,231

Option to enter into interest rate swap expiring 2/16/27 to pay 3-month ZAR-JIBAR and receive 6.18%	Bank of America, N.A.	ZAR	129,130,000	2/16/22	7,554

Option to enter into interest rate swap expiring 2/21/27 to pay 3-month ZAR-JIBAR and receive 6.47%	Bank of America, N.A.	ZAR	129,130,000	2/21/22	20,371

Option to enter into interest rate swap expiring 2/23/27 to pay 3-month ZAR-JIBAR and receive 6.47%	Goldman Sachs International	ZAR	99,000,000	2/23/22	15,661

Option to enter into interest rate swap expiring 2/23/27 to pay 3-month ZAR-JIBAR and receive 6.54%	Bank of America, N.A.	ZAR	129,130,000	2/23/22	25,202

Total					$80,503

Purchased Call Options — 0.0%(17)

Description	Counterparty	Notional Amount		Spread	Expiration Date	Value

2-year 10 Constant Maturity Swap Curve Cap	Bank of America, N.A.	USD	623,900,000	1.06%	12/19/22	$282,434

2-year 10 Constant Maturity Swap Curve Cap	Bank of America, N.A.	USD	304,600,000	1.09	1/4/23	125,882

Total						$408,316

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

IDR	237,210,400,000	USD	16,586,748	11/2/21	$156,531

IDR	34,457,300,000	USD	2,406,976	11/2/21	25,161

IDR	276,464,060,024	USD	19,489,888	11/2/21	24,074

IDR	20,332,300,000	USD	1,420,667	11/2/21	14,470

IDR	292,000,000,000	USD	20,605,462	11/2/21	5,090

IDR	276,464,060,024	USD	19,509,143	11/2/21	4,820

USD	1,434,782	IDR	20,332,300,000	11/2/21	(354)

32	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	2,431,536	IDR	34,457,300,000	11/2/21	$(601)

USD	16,739,143	IDR	237,210,400,000	11/2/21	(4,135)

USD	19,509,143	IDR	276,464,060,024	11/2/21	(4,820)

USD	20,585,125	IDR	292,000,000,000	11/2/21	(25,427)

USD	19,331,529	IDR	276,464,060,024	11/2/21	(182,433)

BRL	1,600,000	USD	283,537	11/3/21	(40)

BRL	1,600,000	USD	283,537	11/3/21	(40)

BRL	1,600,000	USD	283,537	11/3/21	(40)

BRL	2,596,999	USD	460,216	11/3/21	(65)

BRL	3,600,000	USD	637,959	11/3/21	(90)

BRL	4,303,001	USD	762,538	11/3/21	(108)

BRL	15,500,000	USD	2,746,766	11/3/21	(389)

BRL	38,800,000	USD	6,875,775	11/3/21	(975)

BRL	1,910,000	USD	342,349	11/3/21	(3,925)

BRL	2,200,000	USD	402,123	11/3/21	(12,315)

BRL	4,212,565	USD	770,416	11/3/21	(24,010)

BRL	3,900,000	USD	715,043	11/3/21	(24,019)

BRL	4,294,032	USD	788,844	11/3/21	(28,003)

BRL	5,200,000	USD	953,525	11/3/21	(32,160)

BRL	6,500,000	USD	1,195,213	11/3/21	(43,507)

BRL	4,493,403	USD	846,261	11/3/21	(50,095)

BRL	36,890,000	USD	6,617,040	11/3/21	(80,664)

USD	7,095,947	BRL	38,800,000	11/3/21	221,146

USD	2,781,566	BRL	15,500,000	11/3/21	35,190

USD	645,995	BRL	3,600,000	11/3/21	8,127

USD	766,445	BRL	4,303,001	11/3/21	4,015

USD	287,359	BRL	1,600,000	11/3/21	3,862

USD	287,010	BRL	1,600,000	11/3/21	3,513

USD	286,269	BRL	1,600,000	11/3/21	2,772

USD	461,633	BRL	2,596,999	11/3/21	1,483

USD	6,537,303	BRL	36,890,000	11/3/21	927

USD	1,151,870	BRL	6,500,000	11/3/21	163

USD	921,496	BRL	5,200,000	11/3/21	131

USD	796,279	BRL	4,493,403	11/3/21	113

USD	760,948	BRL	4,294,032	11/3/21	108

USD	746,512	BRL	4,212,565	11/3/21	106

USD	691,122	BRL	3,900,000	11/3/21	98

USD	389,864	BRL	2,200,000	11/3/21	55

USD	338,472	BRL	1,910,000	11/3/21	48

NZD	16,329,003	USD	11,349,408	11/4/21	351,672

PHP	2,274,338	USD	45,153	11/4/21	(45)

PHP	60,331,595	USD	1,204,849	11/4/21	(8,285)

PHP	90,200,000	USD	1,801,262	11/4/21	(12,315)

USD	15,073,629	NZD	21,687,240	11/4/21	(467,071)

33	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	20,274,536	NZD	29,170,063	11/4/21	$(628,226)

USD	41,598,059	PHP	2,095,294,228	11/4/21	41,840

RUB	253,149,074	USD	3,412,370	11/8/21	153,626

RUB	228,243,254	USD	3,081,328	11/8/21	133,831

RUB	228,243,254	USD	3,082,196	11/8/21	132,963

RUB	439,610,000	USD	5,924,783	11/9/21	266,463

RUB	219,800,000	USD	2,964,242	11/9/21	131,311

RUB	164,851,217	USD	2,220,413	11/9/21	101,269

RUB	155,635,659	USD	2,096,352	11/9/21	95,542

USD	11,801,676	RUB	845,000,000	11/9/21	(98,879)

AUD	65,822,527	USD	48,095,204	11/12/21	1,421,989

AUD	62,727,815	USD	45,992,661	11/12/21	1,196,432

AUD	49,225,560	USD	35,968,132	11/12/21	1,063,439

USD	36,680,136	AUD	50,200,000	11/12/21	(1,084,490)

USD	81,802,092	AUD	111,953,375	11/12/21	(2,418,572)

RUB	234,294,432	USD	3,110,583	11/16/21	184,110

RUB	204,505,568	USD	2,715,969	11/16/21	159,827

USD	4,319,953	RUB	312,400,000	11/16/21	(73,075)

AUD	40,400,000	USD	29,360,296	11/22/21	1,033,059

USD	12,935,972	AUD	17,800,000	11/22/21	(455,160)

USD	9,754,348	NZD	13,797,790	11/22/21	(130,517)

USD	11,619,980	NZD	16,436,778	11/22/21	(155,479)

GBP	7,567,574	USD	10,411,883	11/23/21	(55,127)

GBP	18,674,529	USD	25,693,440	11/23/21	(136,036)

USD	11,651,129	GBP	8,425,425	11/23/21	120,343

USD	5,710,827	GBP	4,142,270	11/23/21	41,841

USD	1,439,972	GBP	1,046,012	11/23/21	8,432

USD	841,339	GBP	612,735	11/23/21	2,769

USD	343,553	GBP	249,584	11/23/21	1,980

USD	1,246,686	GBP	910,061	11/23/21	1,204

USD	339,154	GBP	247,000	11/23/21	1,117

USD	490,497	GBP	359,913	11/23/21	(2,069)

USD	6,016,150	PHP	306,041,535	11/26/21	(37,954)

USD	7,571,293	PHP	385,151,693	11/26/21	(47,765)

USD	15,136,636	PHP	770,303,386	11/26/21	(101,482)

USD	15,118,810	PHP	770,303,386	11/26/21	(119,307)

USD	3,040,772	ZAR	46,704,738	11/26/21	(7,984)

USD	10,549,090	ZAR	162,028,752	11/26/21	(27,698)

USD	90,409	ZAR	1,400,759	11/29/21	(994)

USD	10,985,190	ZAR	170,199,039	11/29/21	(120,747)

BRL	2,596,999	USD	459,039	12/2/21	(1,549)

BRL	1,600,000	USD	284,619	12/2/21	(2,761)

BRL	1,600,000	USD	285,358	12/2/21	(3,501)

BRL	1,600,000	USD	285,717	12/2/21	(3,859)

34	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

BRL	4,303,001	USD	762,128	12/2/21	$(4,107)

BRL	3,600,000	USD	642,330	12/2/21	(8,150)

BRL	15,500,000	USD	2,765,783	12/2/21	(35,287)

RUB	181,255,649	USD	2,455,673	12/8/21	81,145

RUB	161,044,557	USD	2,182,826	12/8/21	71,121

RUB	128,835,645	USD	1,742,263	12/8/21	60,894

USD	1,002,676	ZAR	14,529,282	12/8/21	55,702

USD	984,970	ZAR	14,275,067	12/8/21	54,564

USD	510,567	ZAR	7,401,887	12/8/21	28,134

USD	1,017,171	ZAR	15,550,000	12/8/21	3,669

ZAR	57,824,557	USD	3,989,854	12/8/21	(221,024)

CLP	285,787,000	USD	369,970	12/9/21	(20,135)

PEN	15,295,163	USD	3,728,254	12/9/21	99,568

COP	14,243,770,000	USD	3,713,570	12/10/21	58,992

PEN	14,221,885	USD	3,461,155	12/10/21	97,919

PEN	1,750,000	USD	424,942	12/10/21	13,001

ZAR	87,400,000	USD	6,105,612	12/13/21	(412,858)

CLP	4,248,513,000	USD	5,389,783	12/15/21	(192,428)

EUR	343,000	USD	396,932	12/15/21	(13)

EUR	2,691,120	USD	3,114,258	12/15/21	(100)

EUR	2,922,197	USD	3,381,669	12/15/21	(108)

EUR	3,082,055	USD	3,566,662	12/15/21	(114)

EUR	5,070,647	USD	5,867,930	12/15/21	(188)

EUR	7,085,428	USD	8,199,506	12/15/21	(262)

EUR	30,616,581	USD	35,430,579	12/15/21	(1,133)

EUR	490,781	USD	580,954	12/15/21	(13,024)

EUR	1,250,000	USD	1,479,669	12/15/21	(33,171)

EUR	3,600,000	USD	4,261,446	12/15/21	(95,533)

EUR	4,400,000	USD	5,208,434	12/15/21	(116,763)

EUR	4,999,199	USD	5,917,727	12/15/21	(132,663)

EUR	7,204,582	USD	8,528,315	12/15/21	(191,188)

EUR	8,379,485	USD	9,919,089	12/15/21	(222,366)

EUR	14,444,975	USD	17,099,021	12/15/21	(383,326)

RUB	1,279,511,043	USD	17,329,329	12/15/21	551,758

RUB	398,617,839	USD	5,379,131	12/15/21	191,528

RUB	310,200,000	USD	4,181,376	12/15/21	153,650

RUB	372,924,156	USD	5,059,212	12/15/21	152,380

RUB	310,236,310	USD	4,186,730	12/15/21	148,803

RUB	331,000,000	USD	4,477,045	12/15/21	148,660

RUB	310,300,000	USD	4,193,776	12/15/21	142,647

RUB	266,564,801	USD	3,611,642	12/15/21	113,585

RUB	231,000,000	USD	3,127,297	12/15/21	100,913

USD	106,578,931	EUR	90,036,146	12/15/21	2,389,284

USD	95,280,072	EUR	80,491,053	12/15/21	2,135,987

35	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	75,991,628	EUR	64,196,490	12/15/21	$1,703,579

USD	44,449,247	EUR	37,550,000	12/15/21	996,462

USD	41,668,261	EUR	35,200,668	12/15/21	934,118

USD	41,339,034	EUR	34,922,542	12/15/21	926,738

USD	36,814,157	EUR	31,100,000	12/15/21	825,299

USD	31,311,330	EUR	26,451,301	12/15/21	701,937

USD	19,012,023	EUR	16,061,047	12/15/21	426,211

USD	12,071,701	EUR	10,197,976	12/15/21	270,623

USD	8,033,715	EUR	6,786,752	12/15/21	180,100

USD	7,214,892	EUR	6,095,023	12/15/21	161,743

USD	5,917,726	EUR	4,999,199	12/15/21	132,663

USD	5,317,265	EUR	4,491,939	12/15/21	119,202

USD	5,219,441	EUR	4,409,299	12/15/21	117,009

USD	4,739,277	EUR	4,003,664	12/15/21	106,245

USD	4,261,446	EUR	3,600,000	12/15/21	95,533

USD	3,314,458	EUR	2,800,000	12/15/21	74,303

USD	1,191,227	EUR	1,006,329	12/15/21	26,705

USD	261,342	EUR	220,778	12/15/21	5,859

USD	8,372,997	EUR	7,235,347	12/15/21	268

USD	26,077,155	RUB	1,853,100,000	12/15/21	180,197

USD	1,095,144	RUB	76,750,000	12/15/21	22,568

USD	1,097,704	ZAR	15,793,764	12/15/21	69,254

RUB	165,600,000	USD	2,238,091	12/16/21	75,666

RUB	153,874,100	USD	2,075,344	12/16/21	74,579

RUB	153,800,000	USD	2,083,004	12/16/21	65,884

RUB	267,100,000	USD	3,622,525	12/17/21	108,592

RUB	252,471,319	USD	3,424,380	12/17/21	102,389

COP	8,809,230,000	USD	2,284,759	12/20/21	46,983

USD	7,459,967	ZAR	113,836,864	12/22/21	53,956

RUB	398,130,000	USD	5,378,652	12/23/21	175,729

RUB	299,900,000	USD	4,031,272	12/23/21	152,686

RUB	300,000,000	USD	4,032,963	12/23/21	152,390

RUB	339,900,000	USD	4,599,817	12/23/21	142,188

USD	27,973,629	ZAR	419,498,131	12/23/21	685,427

ZAR	193,872,974	USD	12,928,140	12/23/21	(316,773)

USD	17,779,651	ZAR	272,318,462	1/3/22	90,778

USD	2,026,678	ZAR	31,041,215	1/3/22	10,348

USD	19,885,049	ZAR	302,640,502	1/6/22	234,517

USD	8,886,420	ZAR	134,400,000	1/7/22	160,968

USD	6,611,920	ZAR	100,000,000	1/7/22	119,768

USD	8,825,428	ZAR	133,970,000	1/10/22	131,410

USD	6,560,746	ZAR	99,592,120	1/10/22	97,689

PEN	12,242,952	USD	2,950,820	1/12/22	108,440

PEN	8,200,000	USD	1,972,354	1/12/22	76,656

36	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

PEN	8,300,000	USD	2,000,530	1/12/22	$73,468

COP	25,629,100,000	USD	6,753,831	1/14/22	18,417

COP	2,548,000,000	USD	671,652	1/14/22	1,633

RUB	276,036,586	USD	3,741,895	1/14/22	91,342

USD	2,452,623	COP	9,229,099,025	1/14/22	13,921

USD	2,498,846	COP	9,474,000,000	1/14/22	(4,569)

USD	2,497,693	COP	9,474,000,975	1/14/22	(5,722)

IDR	292,000,000,000	USD	20,436,730	1/18/22	(76,948)

USD	19,349,388	IDR	276,464,060,024	1/18/22	72,854

AUD	17,650,000	USD	13,265,740	1/21/22	14,643

USD	15,401,633	NZD	21,500,000	1/21/22	16,075

KRW	17,246,000,000	USD	14,649,519	1/26/22	6,823

NZD	6,139,438	USD	4,382,760	1/27/22	10,069

USD	430,542	NZD	603,110	1/27/22	(989)

USD	17,658,179	NZD	24,735,847	1/27/22	(40,568)

					$16,025,198

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	4,648,009	UAH	124,892,000	Goldman Sachs International	11/1/21	$—	$(101,721)

USD	5,154,525	UAH	138,682,500	Bank of America, N.A.	11/2/21	—	(119,667)

EUR	5,552,531	PLN	25,500,000	Citibank, N.A.	11/4/21	27,543	—

EUR	1,084,294	PLN	4,900,000	Deutsche Bank AG	11/4/21	25,335	—

EUR	1,027,418	PLN	4,700,000	JPMorgan Chase Bank, N.A.	11/4/21	9,712	—

PLN	31,679,822	EUR	6,941,467	Bank of America, N.A.	11/4/21	—	(84,277)

PLN	1,200,000	EUR	261,903	HSBC Bank USA, N.A.	11/4/21	—	(1,998)

PLN	20,275,086	EUR	4,445,008	Standard Chartered Bank	11/4/21	—	(56,792)

PLN	26,424,520	EUR	5,792,166	Standard Chartered Bank	11/4/21	—	(72,846)

PLN	38,015,786	EUR	8,328,926	Standard Chartered Bank	11/4/21	—	(100,167)

PLN	38,015,786	EUR	8,336,047	Standard Chartered Bank	11/4/21	—	(108,399)

USD	9,291,125	UAH	250,210,000	Bank of America, N.A.	11/4/21	—	(218,340)

EUR	879,627	USD	1,014,453	Bank of America, N.A.	11/5/21	2,454	—

EUR	4,688,275	USD	5,444,916	Bank of America, N.A.	11/5/21	—	(24,955)

EUR	649,727	USD	753,491	Citibank, N.A.	11/5/21	—	(2,363)

EUR	4,148,139	USD	4,785,954	Standard Chartered Bank	11/5/21	9,574	—

EUR	1,006,329	USD	1,161,061	Standard Chartered Bank	11/5/21	2,323	—

EUR	409,235	USD	472,159	Standard Chartered Bank	11/5/21	944	—

EUR	228,386	USD	264,160	Standard Chartered Bank	11/5/21	—	(131)

EUR	1,538,561	USD	1,779,292	Standard Chartered Bank	11/5/21	—	(612)

EUR	301,677	USD	351,009	Standard Chartered Bank	11/5/21	—	(2,251)

EUR	529,168	USD	615,888	Standard Chartered Bank	11/5/21	—	(4,134)

37	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	1,572,872	USD	1,823,906	Standard Chartered Bank	11/5/21	$—	$(5,561)

EUR	1,741,548	USD	2,019,787	Standard Chartered Bank	11/5/21	—	(6,441)

EUR	1,057,141	USD	1,232,192	Standard Chartered Bank	11/5/21	—	(10,066)

EUR	3,962,395	USD	4,592,808	Standard Chartered Bank	11/5/21	—	(12,013)

EUR	1,094,537	USD	1,279,054	Standard Chartered Bank	11/5/21	—	(13,696)

EUR	1,808,586	USD	2,105,158	Standard Chartered Bank	11/5/21	—	(14,311)

EUR	2,900,000	USD	3,368,380	Standard Chartered Bank	11/5/21	—	(15,786)

EUR	3,300,000	USD	3,832,985	Standard Chartered Bank	11/5/21	—	(17,963)

EGP	92,990,000	USD	5,673,581	Goldman Sachs International	11/8/21	236,579	—

THB	578,865,780	USD	17,460,698	Standard Chartered Bank	11/8/21	—	(16,732)

USD	17,458,855	THB	578,865,780	Standard Chartered Bank	11/8/21	14,889	—

USD	5,200,431	UAH	138,682,500	BNP Paribas	11/8/21	—	(63,474)

CNH	74,794,776	USD	11,601,266	HSBC Bank USA, N.A.	11/10/21	64,915	—

THB	289,394,221	USD	8,733,529	Standard Chartered Bank	11/10/21	—	(12,875)

USD	11,494,936	CNH	74,794,776	Bank of America, N.A.	11/10/21	—	(171,245)

USD	8,828,378	THB	289,394,221	Standard Chartered Bank	11/10/21	107,724	—

EUR	12,050,308	HUF	4,235,000,000	Bank of America, N.A.	11/12/21	332,116	—

EUR	1,413,809	HUF	500,000,000	Goldman Sachs International	11/12/21	28,926	—

EUR	2,045,527	USD	2,366,396	Bank of America, N.A.	11/12/21	—	(1,308)

HUF	781,574,434	EUR	2,212,433	Citibank, N.A.	11/12/21	—	(48,035)

HUF	1,351,103,816	EUR	3,823,049	Citibank, N.A.	11/12/21	—	(81,219)

HUF	937,889,321	EUR	2,654,675	Goldman Sachs International	11/12/21	—	(57,359)

HUF	1,250,519,094	EUR	3,538,487	Goldman Sachs International	11/12/21	—	(75,231)

HUF	1,250,519	EUR	3,527	Standard Chartered Bank	11/12/21	—	(62)

HUF	1,094,204,207	EUR	3,086,695	Standard Chartered Bank	11/12/21	—	(54,864)

HUF	1,328,676,538	EUR	3,746,938	Standard Chartered Bank	11/12/21	—	(65,243)

HUF	1,281,782,071	EUR	3,617,685	Standard Chartered Bank	11/12/21	—	(66,400)

USD	5,022,898	UAH	133,810,000	BNP Paribas	11/12/21	—	(48,114)

USD	7,212,930	UAH	191,900,000	Citibank, N.A.	11/12/21	—	(59,525)

UZS	14,029,161,000	USD	1,266,513	ICBC Standard Bank plc	11/12/21	45,652	—

USD	8,192,350	UAH	222,750,000	BNP Paribas	11/16/21	—	(235,289)

USD	5,599,671	ZAR	83,261,619	Bank of America, N.A.	11/16/21	157,745	—

USD	3,359,468	ZAR	49,956,972	Bank of America, N.A.	11/16/21	94,313	—

USD	3,652,008	ZAR	54,452,389	Bank of America, N.A.	11/16/21	93,035	—

USD	845,493	ZAR	12,571,659	Bank of America, N.A.	11/16/21	23,818	—

USD	507,246	ZAR	7,542,996	Bank of America, N.A.	11/16/21	14,240	—

USD	551,416	ZAR	8,221,758	Bank of America, N.A.	11/16/21	14,047	—

ZAR	34,000,000	USD	2,249,385	Bank of America, N.A.	11/16/21	—	(27,167)

CZK	78,610,000	EUR	3,088,814	Standard Chartered Bank	11/18/21	—	(33,987)

CZK	164,460,000	EUR	6,462,895	Standard Chartered Bank	11/18/21	—	(72,013)

CZK	164,460,000	EUR	6,462,971	Standard Chartered Bank	11/18/21	—	(72,102)

CZK	164,470,000	EUR	6,463,428	Standard Chartered Bank	11/18/21	—	(72,179)

THB	346,749,893	USD	10,473,696	Standard Chartered Bank	11/18/21	—	(25,487)

USD	77,431,135	THB	2,568,798,444	Standard Chartered Bank	11/18/21	28,535	—

USD	10,824,062	UAH	287,000,000	Citibank, N.A.	11/19/21	—	(21,011)

USD	1,793,396	UAH	47,525,000	BNP Paribas	11/22/21	—	(246)

38	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	7,802,709	UAH	207,396,000	BNP Paribas	11/22/21	$—	$(24,628)

USD	8,128,302	ZAR	122,788,055	Standard Chartered Bank	11/23/21	110,016	—

USD	2,437,660	ZAR	36,836,416	Standard Chartered Bank	11/23/21	32,174	—

USD	2,342,981	ZAR	35,393,620	Standard Chartered Bank	11/23/21	31,712	—

USD	702,655	ZAR	10,618,086	Standard Chartered Bank	11/23/21	9,274	—

ZAR	126,000,000	USD	8,551,137	Standard Chartered Bank	11/23/21	—	(323,104)

HUF	1,244,476,750	EUR	3,530,626	Citibank, N.A.	11/24/21	—	(89,004)

HUF	1,244,476,750	EUR	3,532,970	Citibank, N.A.	11/24/21	—	(91,715)

HUF	1,449,547,671	EUR	4,116,492	Citibank, N.A.	11/24/21	—	(108,380)

HUF	1,244,476,749	EUR	3,532,010	Goldman Sachs International	11/24/21	—	(90,604)

HUF	1,451,889,541	EUR	4,114,966	Goldman Sachs International	11/24/21	—	(99,099)

HUF	440,000,000	EUR	1,241,313	Standard Chartered Bank	11/24/21	—	(23,393)

USD	16,566,921	IDR	241,297,208,210	Standard Chartered Bank	11/24/21	—	(357,747)

HUF	301,000,000	EUR	821,145	Citibank, N.A.	11/29/21	16,064	—

HUF	317,800,000	EUR	869,686	Citibank, N.A.	11/29/21	13,828	—

HUF	2,341,330,000	EUR	6,408,260	Standard Chartered Bank	11/29/21	100,694	—

HUF	641,704,719	EUR	1,758,075	Standard Chartered Bank	11/29/21	25,610	—

EUR	644,513	HUF	225,500,000	Citibank, N.A.	11/30/21	21,948	—

HUF	761,432,573	EUR	2,170,382	Citibank, N.A.	11/30/21	—	(67,277)

HUF	761,432,575	EUR	2,171,244	Goldman Sachs International	11/30/21	—	(68,274)

HUF	681,994,852	EUR	1,944,891	Standard Chartered Bank	11/30/21	—	(61,343)

EGP	52,200,000	USD	3,174,217	Citibank, N.A.	12/1/21	124,233	—

EGP	52,090,000	USD	3,163,488	Goldman Sachs International	12/2/21	127,182	—

EUR	403,628	PLN	1,851,085	Bank of America, N.A.	12/10/21	3,402	—

EUR	607,457	PLN	2,800,000	UBS AG	12/10/21	1,582	—

PLN	6,813,779	EUR	1,505,974	Citibank, N.A.	12/10/21	—	(35,935)

PLN	8,857,913	EUR	1,958,067	Citibank, N.A.	12/10/21	—	(47,063)

PLN	9,539,291	EUR	2,109,110	Citibank, N.A.	12/10/21	—	(51,172)

PLN	11,809,343	EUR	2,601,454	Citibank, N.A.	12/10/21	—	(52,291)

PLN	13,627,558	EUR	3,009,331	Citibank, N.A.	12/10/21	—	(68,841)

PLN	13,627,558	EUR	3,012,283	Citibank, N.A.	12/10/21	—	(72,257)

PLN	7,000,000	EUR	1,516,520	Standard Chartered Bank	12/10/21	—	(1,498)

PLN	13,627,558	EUR	3,010,817	UBS AG	12/10/21	—	(70,560)

USD	1,396,523	ZAR	20,822,000	Standard Chartered Bank	12/15/21	40,646	—

USD	1,171,643	ZAR	17,478,000	Standard Chartered Bank	12/15/21	33,519	—

EGP	22,875,396	USD	1,422,157	Citibank, N.A.	12/28/21	12,635	—

EGP	25,104,604	USD	1,561,232	Goldman Sachs International	12/28/21	13,381	—

THB	232,090,106	USD	6,997,255	Standard Chartered Bank	1/10/22	—	(5,535)

USD	17,058,572	THB	578,839,999	Standard Chartered Bank	1/10/22	—	(378,998)

UYU	33,244,103	USD	732,992	HSBC Bank USA, N.A.	1/11/22	10,758	—

USD	44,083,419	CNH	286,000,000	Citibank, N.A.	1/20/22	—	(268,789)

UYU	145,591,000	USD	3,248,349	Citibank, N.A.	1/24/22	834	—

HUF	49,215,529	EUR	134,646	Citibank, N.A.	1/25/22	1,576	—

HUF	63,310,895	EUR	173,943	Citibank, N.A.	1/25/22	1,178	—

HUF	18,000,000	EUR	49,511	Citibank, N.A.	1/25/22	269	—

HUF	98,400,000	EUR	270,389	UBS AG	1/25/22	1,783	—

39	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	1,085,187	AED	4,000,000	Standard Chartered Bank	1/31/22	$—	$(3,752)

KES	344,850,000	USD	2,919,983	Standard Chartered Bank	2/8/22	117,482	—

UYU	75,026,000	USD	1,659,353	HSBC Bank USA, N.A.	2/9/22	9,896	—

AED	88,000,000	USD	23,957,965	Standard Chartered Bank	2/10/22	—	(1,466)

USD	78,294,208	AED	288,627,683	Standard Chartered Bank	2/10/22	—	(279,756)

KES	377,940,000	USD	3,238,560	ICBC Standard Bank plc	2/23/22	79,625	—

KES	189,130,000	USD	1,619,264	ICBC Standard Bank plc	2/23/22	41,234	—

KES	342,450,000	USD	2,919,437	Standard Chartered Bank	3/2/22	82,639	—

KES	341,700,000	USD	2,919,265	Standard Chartered Bank	3/4/22	74,950	—

KES	345,950,000	USD	2,963,677	Standard Chartered Bank	3/8/22	65,179	—

USD	2,309,368	KES	265,000,000	Standard Chartered Bank	3/8/22	—	(10,756)

BHD	1,325,000	USD	3,503,437	Bank of America, N.A.	3/14/22	5,414	—

SAR	13,700,000	USD	3,649,830	Standard Chartered Bank	3/14/22	132	—

SAR	30,700,000	USD	8,179,316	Standard Chartered Bank	3/14/22	—	(205)

USD	6,701,464	BHD	2,555,000	Bank of America, N.A.	3/14/22	—	(64,661)

USD	13,371,339	SAR	50,898,000	Standard Chartered Bank	3/14/22	—	(188,935)

USD	32,193,679	SAR	122,510,000	Standard Chartered Bank	3/14/22	—	(445,504)

USD	3,538,199	BHD	1,350,000	Credit Agricole Corporate and Investment Bank	3/16/22	—	(36,747)

USD	3,038,592	BHD	1,171,833	Standard Chartered Bank	3/16/22	—	(64,549)

USD	6,701,258	BHD	2,583,000	Standard Chartered Bank	3/16/22	—	(138,806)

USD	13,404,845	BHD	5,116,000	Standard Chartered Bank	3/16/22	—	(142,878)

USD	14,866,113	SAR	56,350,000	BNP Paribas	3/24/22	—	(145,922)

USD	22,298,945	SAR	84,513,000	HSBC Bank USA, N.A.	3/24/22	—	(215,911)

USD	26,680,048	SAR	101,024,000	Standard Chartered Bank	3/28/22	—	(232,906)

KES	168,900,000	USD	1,444,825	Standard Chartered Bank	4/1/22	26,353	—

UZS	13,647,940,000	USD	1,194,568	ICBC Standard Bank plc	5/6/22	21,160	—

KES	125,900,000	USD	1,112,387	Standard Chartered Bank	5/11/22	—	(24,973)

KES	138,014,000	USD	1,213,310	ICBC Standard Bank plc	5/18/22	—	(22,970)

KES	246,500,000	USD	2,160,386	Standard Chartered Bank	5/20/22	—	(35,247)

KES	250,659,000	USD	2,190,118	Standard Chartered Bank	6/6/22	—	(36,598)

KES	124,110,000	USD	1,085,827	Goldman Sachs International	6/8/22	—	(19,978)

KES	250,440,000	USD	2,190,118	Standard Chartered Bank	6/8/22	—	(39,355)

OMR	6,500,000	USD	16,822,952	Standard Chartered Bank	8/4/22	11,544	—

USD	10,343,133	OMR	4,000,000	Standard Chartered Bank	8/4/22	—	(16,556)

USD	10,343,133	OMR	4,000,000	Standard Chartered Bank	8/4/22	—	(16,556)

USD	14,980,607	OMR	5,793,450	Standard Chartered Bank	8/4/22	—	(23,979)

ZMW	17,920,000	USD	803,587	JPMorgan Chase Bank, N.A.	8/18/22	128,324	—

ZMW	13,087,000	USD	643,096	JPMorgan Chase Bank, N.A.	8/25/22	35,032	—

USD	20,676,936	AED	76,129,895	BNP Paribas	3/6/23	—	(36,398)

USD	81,481,884	AED	300,000,000	Credit Agricole Corporate and Investment Bank	3/6/23	—	(141,772)

USD	138,538,867	AED	510,072,400	Standard Chartered Bank	3/6/23	—	(241,047)

USD	36,781,609	OMR	14,400,000	Standard Chartered Bank	3/13/23	—	(376,870)

USD	10,671,214	BHD	4,061,000	Standard Chartered Bank	3/15/23	—	(26,532)

USD	19,454,755	OMR	7,600,000	Standard Chartered Bank	3/29/23	—	(151,231)

40	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	9,004,416	OMR	3,568,000	BNP Paribas	4/8/24	$—	$(39,305)

USD	1,267,427	OMR	500,000	Standard Chartered Bank	4/22/24	89	—

USD	16,212,793	OMR	6,400,000	Standard Chartered Bank	5/28/24	—	(9,128)

USD	9,388,519	OMR	3,711,000	BNP Paribas	7/8/24	—	(17,660)

USD	9,916,350	OMR	3,912,000	Standard Chartered Bank	7/8/24	700	—

USD	8,357,531	OMR	3,310,000	BNP Paribas	7/29/24	—	(32,243)

						$2,768,470	$(8,114,316)

Non-deliverable Bond Forward Contracts*

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)

11/5/21	COP	15,490,780	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	$4,113,614	$(69,228)

11/11/21	COP	28,919,600	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	7,679,669	(147,096)

11/12/21	COP	34,691,400	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	9,212,385	(175,524)

11/23/21	COP	41,834,000	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	11,109,119	(236,513)

11/24/21	COP	38,509,890	Republic of Colombia, 6.00%, 4/28/28	Bank of America, N.A.	10,226,394	(223,580)

11/24/21	COP	30,981,600	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	8,227,239	32,909

11/25/21	COP	12,267,570	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	3,257,683	(21,634)

11/25/21	COP	26,644,200	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	7,075,431	(61,606)

11/25/21	COP	12,350,600	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	3,279,732	(9,695)

11/26/21	COP	19,540,390	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	5,188,998	(70,098)

11/26/21	COP	30,981,600	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	8,227,239	33,567

11/29/21	COP	50,821,100	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	13,495,666	(7,625)

12/2/21	COP	41,834,000	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	11,109,119	—

12/2/21	COP	33,880,700	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	8,997,102	—

1/3/22	COP	14,897,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	3,955,934	—

						$(956,123)

*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

41	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Equity Futures

FTSE MIB Index	58	Long	12/17/21	$8,972,001	$397,025

TOPIX Index	44	Long	12/9/21	7,708,675	(92,209)

SGX CNX Nifty Index	(259)	Short	11/25/21	(9,217,680)	223,262

Interest Rate Futures

U.S. Ultra-Long Treasury Bond	109	Long	12/21/21	21,408,281	502,366

Euro-Bund	(338)	Short	12/8/21	(65,689,184)	1,730,940

Euro-Buxl	(126)	Short	12/8/21	(30,439,187)	128,177

U.S. 2-Year Treasury Note	(151)	Short	12/31/21	(33,106,750)	137,289

U.S. 5-Year Treasury Note	(874)	Short	12/31/21	(106,409,500)	1,517,023

U.S. 10-Year Treasury Note	(911)	Short	12/21/21	(119,070,547)	2,047,871

U.S. Long Treasury Bond	(12)	Short	12/21/21	(1,930,125)	29,344

					$6,621,088

Centrally Cleared Inflation Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	5,900	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	$(190,680)

EUR	5,900	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	(182,006)

EUR	5,900	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	(182,007)

EUR	5,900	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	374,195

EUR	5,900	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	374,195

EUR	5,900	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	370,018

USD	20,760	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.29% (pays upon termination)	1/26/26	(1,447,027)

USD	20,760	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.29% (pays upon termination)	1/26/26	(1,447,027)

42	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

USD	20,750	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.26% (pays upon termination)	1/27/26	$(1,479,526)

USD	20,760	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.26% (pays upon termination)	1/27/26	(1,482,966)

USD	11,630	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.28% (pays upon termination)	1/28/26	(821,561)

USD	20,760	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.33% (pays upon termination)	1/26/31	1,631,912

USD	20,760	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.33% (pays upon termination)	1/26/31	1,629,079

USD	20,750	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.31% (pays upon termination)	1/27/31	1,676,055

USD	20,760	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.31% (pays upon termination)	1/27/31	1,676,297

USD	11,630	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.32% (pays upon termination)	1/28/31	934,447

USD	9,400	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	242,277

USD	9,500	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	244,854

USD	9,500	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	244,854

USD	9,450	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	(488,070)

USD	9,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	(484,572)

USD	9,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	(484,572)

							$708,169

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

HICP	–	Harmonised Indices of Consumer Prices

43	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	164,060	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	2.77% (pays upon termination)	1/3/22	$(392,761)	$—	$(392,761)

BRL	243,243	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.42% (pays upon termination)	1/3/22	285,984	—	285,984

BRL	818,909	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.08% (pays upon termination)	1/3/22	(1,514,687)	—	(1,514,687)

BRL	1,189,580	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	2.92% (pays upon termination)	1/3/22	(2,241,418)	—	(2,241,418)

BRL	1,928,281	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.44% (pays upon termination)	1/3/22	2,168,846	—	2,168,846

CNY	44,764	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.64% (pays quarterly)	11/1/26	(1,694)	—	(1,694)

CNY	54,356	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.63% (pays quarterly)	11/1/26	(5,023)	—	(5,023)

CNY	63,948	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.64% (pays quarterly)	11/1/26	(2,419)	—	(2,419)

CNY	108,712	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.64% (pays quarterly)	11/1/26	(8,068)	—	(8,068)

CNY	111,909	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.63% (pays quarterly)	11/1/26	(10,341)	—	(10,341)

CNY	150,310	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.64% (pays quarterly)	11/1/26	(11,155)	—	(11,155)

COP	62,519,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.84% (pays quarterly)	5/5/25	1,018,197	—	1,018,197

COP	10,940,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.85% (pays quarterly)	5/6/25	177,184	—	177,184

COP	72,092,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.70% (pays quarterly)	5/7/25	1,273,479	—	1,273,479

COP	7,936,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.49% (pays quarterly)	5/13/25	156,600	—	156,600

COP	7,936,810	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.54% (pays quarterly)	5/14/25	153,535	—	153,535

COP	29,306,100	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.19% (pays quarterly)	6/4/25	(681,292)	—	(681,292)

COP	44,982,400	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.26% (pays quarterly)	6/5/25	(1,019,925)	—	(1,019,925)

44	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

COP	59,477,600	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.34% (pays quarterly)	6/8/25	$(1,308,648)	$—	$(1,308,648)

COP	29,163,200	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.44% (pays quarterly)	6/9/25	(615,254)	—	(615,254)

COP	2,605,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.21% (pays quarterly)	11/26/25	42,413	—	42,413

COP	2,672,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.02% (pays quarterly)	11/26/25	48,723	—	48,723

COP	3,307,500	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.73% (pays quarterly)	11/26/25	35,978	—	35,978

COP	6,280,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.05% (pays quarterly)	11/26/25	112,072	(102)	111,970

COP	6,681,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.55% (pays quarterly)	11/26/25	85,393	—	85,393

COP	7,412,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.76% (pays quarterly)	11/26/25	154,555	—	154,555

COP	7,412,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.89% (pays quarterly)	11/26/25	144,647	—	144,647

COP	7,973,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.34% (pays quarterly)	11/26/25	118,401	—	118,401

COP	8,554,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.11% (pays quarterly)	11/26/25	148,026	—	148,026

COP	8,996,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.20% (pays quarterly)	11/26/25	146,881	—	146,881

COP	11,377,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.53% (pays quarterly)	11/26/25	147,277	—	147,277

COP	11,377,600	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	5.68% (pays quarterly)	11/26/25	(27,957)	—	(27,957)

COP	13,085,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.25% (pays quarterly)	11/26/25	206,918	—	206,918

COP	13,905,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.78% (pays quarterly)	11/26/25	144,104	—	144,104

COP	14,717,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.90% (pays quarterly)	11/26/25	135,122	—	135,122

45	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

COP	14,824,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.00% (pays quarterly)	11/26/25	$272,527	$—	$272,527

COP	14,824,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.07% (pays quarterly)	11/26/25	261,856	—	261,856

COP	14,824,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.20% (pays quarterly)	11/26/25	242,037	—	242,037

COP	14,824,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.28% (pays quarterly)	11/26/25	229,843	—	229,843

COP	15,492,290	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.81% (pays quarterly)	11/26/25	156,571	—	156,571

COP	15,965,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.16% (pays quarterly)	11/26/25	267,246	—	267,246

COP	26,646,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.86% (pays quarterly)	11/26/25	254,395	—	254,395

COP	30,984,585	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.78% (pays quarterly)	11/26/25	321,106	—	321,106

COP	30,984,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.73% (pays quarterly)	11/26/25	338,631	—	338,631

COP	38,665,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	645,278	—	645,278

COP	78,091,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	1,304,914	—	1,304,914

COP	25,188,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.48% (pays quarterly)	3/31/26	392,801	—	392,801

COP	26,964,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.56% (pays quarterly)	4/6/26	401,174	—	401,174

COP	4,923,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.83% (pays quarterly)	3/26/28	99,388	—	99,388

COP	6,893,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	140,152	—	140,152

COP	7,706,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	156,122	—	156,122

EUR	4,200	Receives	6-month EURIBOR (pays semi-annually)	1.00% (pays annually)	3/21/23	(125,904)	46,906	(78,998)

46	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

EUR	6,627	Receives	6-month EURIBOR (pays semi-annually)	0.11% (pays annually)	7/23/29	$24,616	$20,998	$45,614

EUR	7,000	Receives	6-month EURIBOR (pays semi-annually)	(0.08)% (pays annually)	8/6/29	153,217	(7)	153,210

EUR	4,728	Receives	6-month EURIBOR (pays semi-annually)	(0.16)% (pays annually)	9/12/29	145,800	2	145,802

EUR	7,054	Receives	6-month EURIBOR (pays semi-annually)	0.26% (pays annually)	2/25/50	97,382	4	97,386

GBP	31,546	Receives	1-day Sterling Overnight Index Average (pays annually)	0.54% (pays annually)	9/15/26	1,040,345	(565)	1,039,780

GBP	31,550	Receives	1-day Sterling Overnight Index Average (pays annually)	0.54% (pays annually)	9/15/26	1,041,320	(565)	1,040,755

GBP	43,454	Receives	1-day Sterling Overnight Index Average (pays annually)	0.54% (pays annually)	9/15/26	1,424,385	(784)	1,423,601

GBP	25,420	Receives	1-day Sterling Overnight Index Average (pays annually)	0.87% (pays annually)	10/14/26	304,837	(767)	304,070

GBP	26,380	Receives	1-day Sterling Overnight Index Average (pays annually)	0.87% (pays annually)	10/14/26	314,420	(797)	313,623

KRW	67,516,400	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.77% (pays quarterly)	10/5/23	(331,368)	—	(331,368)

KRW	106,378,100	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.75% (pays quarterly)	10/5/23	(532,068)	—	(532,068)

KRW	154,705,500	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.75% (pays quarterly)	10/5/23	(774,951)	—	(774,951)

MXN	917,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.96% (pays monthly)	6/24/25	(631,464)	—	(631,464)

MXN	917,400	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.91% (pays monthly)	6/25/25	(667,677)	—	(667,677)

MXN	723,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.60% (pays monthly)	7/8/26	(1,281,072)	—	(1,281,072)

PLN	26,040	Receives	6-month PLN WIBOR (pays semi-annually)	2.49% (pays annually)	10/14/26	49,607	—	49,607

PLN	82,460	Receives	6-month PLN WIBOR (pays semi-annually)	2.49% (pays annually)	10/15/26	161,269	—	161,269

PLN	34,400	Receives	6-month PLN WIBOR (pays semi-annually)	2.28% (pays annually)	10/4/31	341,099	—	341,099

PLN	13,530	Receives	6-month PLN WIBOR (pays semi-annually)	2.32% (pays annually)	10/5/31	121,062	—	121,062

PLN	13,850	Receives	6-month PLN WIBOR (pays semi-annually)	2.32% (pays annually)	10/5/31	123,925	—	123,925

PLN	30,760	Receives	6-month PLN WIBOR (pays semi-annually)	2.68% (pays annually)	10/22/31	61,222	—	61,222

47	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

PLN	14,140	Receives	6-month PLN WIBOR (pays semi-annually)	2.67% (pays annually)	10/25/31	$31,707	$—	$31,707

PLN	21,040	Receives	6-month PLN WIBOR (pays semi-annually)	2.73% (pays annually)	10/25/31	19,402	—	19,402

TWD	320,248	Receives	3-month TWD TAIBOR (pays quarterly)	0.87% (pays quarterly)	11/2/26	1,501	—	1,501

TWD	640,496	Receives	3-month TWD TAIBOR (pays quarterly)	0.88% (pays quarterly)	11/2/26	(11,194)	—	(11,194)

TWD	640,496	Receives	3-month TWD TAIBOR (pays quarterly)	0.87% (pays quarterly)	11/2/26	3,001	—	3,001

TWD	640,496	Receives	3-month TWD TAIBOR (pays quarterly)	0.88% (pays quarterly)	11/2/26	(8,821)	—	(8,821)

TWD	858,264	Receives	3-month TWD TAIBOR (pays quarterly)	0.89% (pays quarterly)	11/2/26	(27,654)	—	(27,654)

USD	3,700	Receives	3-month USD-LIBOR (pays quarterly)	0.52% (pays semi-annually)	3/19/23	(4,699)	—	(4,699)

USD	2,300	Receives	3-month USD-LIBOR (pays quarterly)	0.47% (pays semi-annually)	4/3/23	(317)	—	(317)

USD	1,688	Receives	3-month USD-LIBOR (pays quarterly)	2.22% (pays semi-annually)	3/28/24	(59,496)	—	(59,496)

USD	3,880	Receives	3-month USD-LIBOR (pays quarterly)	1.59% (pays semi-annually)	1/23/25	(89,271)	—	(89,271)

USD	4,760	Receives	3-month USD-LIBOR (pays quarterly)	1.60% (pays semi-annually)	1/23/25	(111,038)	—	(111,038)

USD	775	Receives	3-month USD-LIBOR (pays quarterly)	1.49% (pays semi-annually)	1/28/25	(14,935)	—	(14,935)

USD	2,344	Receives	3-month USD-LIBOR (pays quarterly)	1.46% (pays semi-annually)	1/30/25	(42,933)	—	(42,933)

USD	4,650	Receives	3-month USD-LIBOR (pays quarterly)	1.41% (pays semi-annually)	2/3/25	(74,697)	—	(74,697)

USD	780	Receives	3-month USD-LIBOR (pays quarterly)	1.44% (pays semi-annually)	2/18/25	(12,707)	—	(12,707)

USD	1,500	Receives	3-month USD-LIBOR (pays quarterly)	1.16% (pays semi-annually)	2/28/25	(9,513)	—	(9,513)

USD	740	Receives	3-month USD-LIBOR (pays quarterly)	0.83% (pays semi-annually)	3/5/25	4,041	—	4,041

USD	14,720	Pays	3-month USD-LIBOR (pays quarterly)	0.71% (pays semi-annually)	3/20/25	(149,938)	—	(149,938)

USD	600	Receives	3-month USD-LIBOR (pays quarterly)	0.33% (pays semi-annually)	5/18/25	14,505	—	14,505

USD	1,990	Receives	3-month USD-LIBOR (pays quarterly)	0.43% (pays semi-annually)	6/12/25	42,765	—	42,765

USD	7,257	Receives	3-month USD-LIBOR (pays quarterly)	0.39% (pays semi-annually)	6/19/25	169,039	—	169,039

USD	37,400	Receives	3-month USD-LIBOR (pays quarterly)	1.25% (pays semi-annually)	6/30/25	195,206	—	195,206

USD	18,654	Receives	3-month USD-LIBOR (pays quarterly)	1.28% (pays semi-annually)	7/3/25	86,255	—	86,255

48	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)			Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	18,746		Receives	3-month USD-LIBOR (pays quarterly)	1.26% (pays semi-annually)	7/3/25	$93,096	$—	$93,096

USD	2,580		Receives	3-month USD-LIBOR (pays quarterly)	0.32% (pays semi-annually)	7/14/25	69,771	—	69,771

USD	760		Receives	3-month USD-LIBOR (pays quarterly)	0.33% (pays semi-annually)	7/15/25	20,252	—	20,252

USD	15,783		Receives	3-month USD-LIBOR (pays quarterly)	0.89% (pays semi-annually)	7/15/26	187,553	—	187,553

USD	16,217		Receives	3-month USD-LIBOR (pays quarterly)	0.92% (pays semi-annually)	7/15/26	167,204	—	167,204

USD	33,064		Receives	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	12/16/26	(1,030,443)	—	(1,030,443)

USD	32,860		Pays	3-month USD-LIBOR (pays quarterly)	0.84% (pays semi-annually)	3/20/27	(724,789)	—	(724,789)

USD	14,560		Receives	3-month USD-LIBOR (pays quarterly)	0.76% (pays semi-annually)	6/5/30	856,844	—	856,844

USD	0	(1)	Receives	3-month USD-LIBOR (pays quarterly)	2.50% (pays semi-annually)	6/15/46	(24)	11	(13)

USD	0	(1)	Pays	3-month USD-LIBOR (pays quarterly)	2.75% (pays semi-annually)	9/21/46	31	(26)	5

USD	1,500		Receives	3-month USD-LIBOR (pays quarterly)	1.83% (pays semi-annually)	11/22/49	(45,894)	—	(45,894)

USD	770		Receives	3-month USD-LIBOR (pays quarterly)	1.94% (pays semi-annually)	12/11/49	(41,941)	—	(41,941)

USD	1,063		Receives	3-month USD-LIBOR (pays quarterly)	1.90% (pays semi-annually)	1/8/50	(47,308)	—	(47,308)

Total							$5,062,297	$64,308	$5,126,605

(1)	Notional amount is less than USD 500.

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Brazil	$41,115	1.00% (pays quarterly)(1)	12/20/26	2.45%	$(2,813,097)	$2,670,073	$(143,024)

Turkey	7,810	1.00% (pays quarterly)(1)	12/20/21	2.69	(9,870)	41,264	31,394

Total	$48,925				$(2,822,967)	$2,711,337	$(111,630)

49	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Malaysia	$81,600	1.00% (pays quarterly)(1)	12/20/26	$(1,956,374)	$2,272,360	$315,986

Markit CDX Emerging Markets Index (CDX.EM.31.V2)	2,820	1.00% (pays quarterly)(1)	6/20/24	7,477	(43,513)	(36,036)

Markit CDX Investment Grade Index (CDX.NA.IG.37.V1)	209,500	1.00% (pays quarterly)(1)	12/20/26	(5,207,517)	4,787,883	(419,634)

Mexico	6,730	1.00% (pays quarterly)(1)	12/20/26	3,758	41,759	45,517

Philippines	21,600	1.00% (pays quarterly)(1)	12/20/26	(481,540)	618,493	136,953

Qatar	12,396	1.00% (pays quarterly)(1)	12/20/23	(236,027)	48,844	(187,183)

Qatar	7,630	1.00% (pays quarterly)(1)	12/20/26	(222,144)	229,317	7,173

Russia	149,000	1.00% (pays quarterly)(1)	12/20/26	(1,435,760)	1,162,428	(273,332)

Saudi Arabia	10,950	1.00% (pays quarterly)(1)	12/20/26	(281,301)	275,192	(6,109)

South Africa	40,420	1.00% (pays quarterly)(1)	12/20/26	2,108,572	(1,928,597)	179,975

South Africa	23,540	1.00% (pays quarterly)(1)	6/20/29	2,572,800	(2,950,556)	(377,756)

South Africa	65,930	1.00% (pays quarterly)(1)	6/20/31	9,761,470	(8,544,625)	1,216,845

Turkey	68,490	1.00% (pays quarterly)(1)	12/20/26	10,392,417	(8,769,618)	1,622,799

Total				$15,025,831	$(12,800,633)	$2,225,198

50	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Vietnam	Barclays Bank PLC	$8,600	1.00% (pays quarterly)(1)	12/20/26	1.03%	$(4,705)	$(10,558)	$(15,263)

Vietnam	Goldman Sachs International	9,100	1.00% (pays quarterly)(1)	6/20/24	0.57	113,378	(71,628)	41,750

Vietnam	Goldman Sachs International	3,100	1.00% (pays quarterly)(1)	12/20/26	1.03	(1,610)	(4,954)	(6,564)

Vietnam	Nomura International PLC	1,500	1.00% (pays quarterly)	12/20/26	1.03	(821)	—	(821)

Total		$22,300				$106,242	$(87,140)	$19,102

Credit Default Swaps — Buy Protection

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Dubai	Barclays Bank PLC	$5,058	1.00% (pays quarterly)(1)	12/20/24	$(66,487)	$(52,750)	$(119,237)

Dubai	Barclays Bank PLC	3,357	1.00% (pays quarterly)(1)	12/20/24	(44,171)	(34,980)	(79,151)

Oman	Bank of America, N.A.	20,851	1.00% (pays quarterly)(1)	6/20/22	(42,598)	(131,770)	(174,368)

Oman	Bank of America, N.A.	16,680	1.00% (pays quarterly)(1)	12/20/22	(2,108)	(203,769)	(205,877)

Qatar	Goldman Sachs International	3,700	1.00% (pays quarterly)(1)	12/20/23	(70,450)	(2,698)	(73,148)

Qatar	Goldman Sachs International	3,090	1.00% (pays quarterly)(1)	9/20/24	(71,991)	763	(71,228)

Qatar	Nomura International PLC	9,620	1.00% (pays quarterly)(1)	9/20/24	(224,128)	9,515	(214,613)

Saudi Arabia	Barclays Bank PLC	21,084	1.00% (pays quarterly)(1)	6/20/31	(234,304)	(374,243)	(608,547)

Saudi Arabia	Goldman Sachs International	33,090	1.00% (pays quarterly)(1)	12/20/31	(324,806)	90,304	(234,502)

South Africa	Goldman Sachs International	16,600	1.00% (pays quarterly)(1)	12/20/28	1,639,181	(1,640,104)	(923)

Total					$558,138	$(2,339,732)	$(1,781,594)

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2021, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $71,225,000.

**

The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

51	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/ Unrealized Appreciation (Depreciation)

Citibank, N.A.	USD	59,500	Excess Return on Bloomberg Commodity ex-Natural Gas Index 4 Month Forward (pays upon termination)	Excess Return on Bloomberg Commodity ex-Natural Gas Index + 0.24% (pays upon termination)	11/4/21	$(666,171)

Citibank, N.A.	USD	51,100	Excess Return on Bloomberg Commodity ex-Natural Gas Index 5 Month Forward (pays upon termination)	Excess Return on Bloomberg Commodity ex-Natural Gas Index + 0.25% (pays upon termination)	11/4/21	(613,106)

Citibank, N.A.	USD	127,600	Excess Return on Bloomberg Commodity ex-Natural Gas Index 5 Month Forward (pays upon termination)	Excess Return on Bloomberg Commodity ex-Natural Gas Index + 0.25% (pays upon termination)	11/4/21	(1,530,965)

Citibank, N.A.	USD	45,400	Excess Return on Bloomberg Commodity ex-Natural Gas Index 6 Month Forward (pays upon termination)	Excess Return on Bloomberg Commodity ex-Natural Gas Index + 0.26% (pays upon termination)	11/4/21	(603,338)

Citibank, N.A.	KRW	24,750	Negative Return on KOSPI 200 Index Futures 12/2021 (pays upon termination)	Positive Return on KOSPI 200 Index Futures 12/2021 (pays upon termination)	12/9/21	467,186

						$(2,946,394)

52	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Abbreviations:

ADR	–	American Depositary Receipt

CMT	–	Constant Maturity Treasury

COF	–	Cost of Funds 11th District

EURIBOR	–	Euro Interbank Offered Rate

GDP	–	Gross Domestic Product

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment in Kind

Currency Abbreviations:

AED	–	United Arab Emirates Dirham

AUD	–	Australian Dollar

BHD	–	Bahraini Dinar

BRL	–	Brazilian Real

CLP	–	Chilean Peso

CNH	–	Yuan Renminbi Offshore

CNY	–	Yuan Renminbi

COP	–	Colombian Peso

CRC	–	Costa Rican Colon

CZK	–	Czech Koruna

EGP	–	Egyptian Pound

EUR	–	Euro

GBP	–	British Pound Sterling

GEL	–	Georgian Lari

HUF	–	Hungarian Forint

IDR	–	Indonesian Rupiah

ISK	–	Icelandic Krona

KES	–	Kenyan Shilling

KRW	–	South Korean Won

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

NZD	–	New Zealand Dollar

OMR	–	Omani Rial

PEN	–	Peruvian Sol

PHP	–	Philippine Peso

PLN	–	Polish Zloty

RSD	–	Serbian Dinar

RUB	–	Russian Ruble

SAR	–	Saudi Riyal

THB	–	Thai Baht

TWD	–	New Taiwan Dollar

UAH	–	Ukrainian Hryvnia

UGX	–	Ugandan Shilling

USD	–	United States Dollar

UYU	–	Uruguayan Peso

UZS	–	Uzbekistani Som

ZAR	–	South African Rand

ZMW	–	Zambian Kwacha

53	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value (identified cost, $2,114,383,022)	$2,096,738,978

Affiliated investment, at value (identified cost, $316,227,582)	316,227,582

Cash	73,307,743

Deposits for derivatives collateral —

Centrally cleared derivatives	91,493,216

OTC derivatives	3,442,124

Foreign currency, at value (identified cost, $26,373,786)	26,435,797

Interest and dividends receivable	34,097,542

Dividends receivable from affiliated investment	18,153

Receivable for investments sold	2,585,258

Receivable for variation margin on open futures contracts	490,671

Receivable for variation margin on open centrally cleared derivatives	6,271,154

Receivable for open forward foreign currency exchange contracts	2,768,470

Receivable for open swap contracts	508,936

Upfront payments on open non-centrally cleared swap contracts	2,527,454

Receivable for open non-deliverable bond forward contracts	66,476

Receivable for closed non-deliverable bond forward contracts	430,378

Receivable from broker	6,672,545

Total assets	$2,664,082,477

Liabilities

Cash collateral due to brokers	$600,000

Payable for investments purchased	1,292,906

Payable for closed purchased swaptions	1,284,303

Payable for securities sold short, at value (proceeds, $75,448,441)	76,819,118

Payable for open forward foreign currency exchange contracts	8,114,316

Payable for open swap contracts	5,217,822

Upfront receipts on open non-centrally cleared swap contracts	100,582

Payable for open non-deliverable bond forward contracts	1,022,599

Payable for closed non-deliverable bond forward contracts	1,407,780

Payable to affiliates:

Investment adviser fee	1,320,910

Trustees’ fees	9,222

Interest payable on securities sold short	679,596

Accrued foreign capital gains taxes	472,127

Accrued expenses and other liabilities	1,877,311

Total liabilities	$100,218,592

Net Assets applicable to investors’ interest in Portfolio	$2,563,863,885

54	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest (net of foreign taxes, $6,788,942)	$157,970,212

Dividends (net of foreign taxes, $63,872)	2,152,201

Dividends from affiliated investment	463,596

Total investment income	$160,586,009

Expenses

Investment adviser fee	$17,051,619

Trustees’ fees and expenses	108,500

Custodian fee	1,805,002

Legal and accounting services	343,975

Interest expense and fees	157,634

Interest and dividend expense on securities sold short	1,641,128

Miscellaneous	115,356

Total expenses	$21,223,214

Net investment income	$139,362,795

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $169,979)	$65,604,167

Investment transactions — affiliated investment	10,700

Written options	300,773

Securities sold short	(1,386,950)

Futures contracts	11,824,679

Swap contracts	(20,986,096)

Forward commodity contracts	(3,532,864)

Foreign currency transactions	746,124

Forward foreign currency exchange contracts	(44,367,778)

Non-deliverable bond forward contracts	(11,544,026)

Net realized loss	$(3,331,271)

Change in unrealized appreciation (depreciation) —

Investments (including net decrease in accrued foreign capital gains taxes of $65,279)	$(25,148,193)

Investments — affiliated investment	(10,925)

Securities sold short	(4,757,082)

Futures contracts	6,303,091

Swap contracts	18,372,478

Forward commodity contracts	2,375,840

Foreign currency	236,855

Forward foreign currency exchange contracts	3,145,599

Non-deliverable bond forward contracts	(956,123)

Net change in unrealized appreciation (depreciation)	$(438,460)

Net realized and unrealized loss	$(3,769,731)

Net increase in net assets from operations	$135,593,064

55	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$139,362,795	$150,161,988

Net realized loss	(3,331,271)	(18,100,685)

Net change in unrealized appreciation (depreciation)	(438,460)	(10,578,798)

Net increase in net assets from operations	$135,593,064	$121,482,505

Capital transactions —

Contributions	$152,014,236	$163,502,210

Withdrawals	(889,472,377)	(678,982,536)

Net decrease in net assets from capital transactions	$(737,458,141)	$(515,480,326)

Net decrease in net assets	$(601,865,077)	$(393,997,821)

Net Assets

At beginning of year	$3,165,728,962	$3,559,726,783

At end of year	$2,563,863,885	$3,165,728,962

56	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2021	2020	2019	2018	2017

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.70%	0.66%	0.65%	0.70%	0.64%

Net investment income	4.60%	4.53%	5.41%	4.64%	4.14%

Portfolio Turnover	88%	81%	61%	78%	74%

Total Return	4.52%	4.03%	6.56%	(2.60)%	3.93%

Net assets, end of year (000’s omitted)	$2,563,864	$3,165,729	$3,559,727	$4,864,519	$5,484,065

(1)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.06%, 0.01%, 0.01%, 0.04% and 0.03% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively.

57	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2021

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2021, Eaton Vance Global Macro Absolute Return Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 99.6% and 0.4%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2021 were $70,053,883 or 2.7% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

58

Global Macro Portfolio

October 31, 2021

Notes to Consolidated Financial Statements — continued

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the Portfolio’s financial statements for such outstanding reclaims.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

59

Global Macro Portfolio

October 31, 2021

Notes to Consolidated Financial Statements — continued

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange, Non-Deliverable Bond Forward and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

60

Global Macro Portfolio

October 31, 2021

Notes to Consolidated Financial Statements — continued

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to

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reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

S  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

T  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

U  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, forms of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio and Subsidiary entered into new investment advisory agreements (the “New Agreements”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreements (and the Portfolio’s and Subsidiary’s investment advisory agreements with BMR in effect prior to March 1, 2021), the Portfolio and Subsidiary each pay BMR a fee computed at an annual rate as a percentage of its respective average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.615%

$500 million but less than $1 billion	0.595%

$1 billion but less than $1.5 billion	0.575%

$1.5 billion but less than $2 billion	0.555%

$2 billion but less than $3 billion	0.520%

$3 billion and over	0.490%

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In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2021, the Portfolio’s investment adviser fee amounted to $17,051,619 or 0.56% of the Portfolio’s consolidated average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

During the year ended October 31, 2021, BMR reimbursed the Portfolio $12,664 for a net realized loss due to a trading error. The amount of the reimbursement had an impact on total return of less than 0.01%.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2021 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$1,626,821,531	$2,093,037,953

U.S. Government and Agency Securities	—	21,967,762

	$1,626,821,531	$2,115,005,715

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,575,208,814

Gross unrealized appreciation	$60,061,535

Gross unrealized depreciation	(229,051,997)

Net unrealized depreciation	$(168,990,462)

5  Restricted Securities

At October 31, 2021, the Portfolio owned the following securities (representing 0.4% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Reinsurance Side Cars

Mt. Logan Re Ltd., Series A-1	12/30/20	4,400	$4,400,000	$4,015,785

Sussex Capital, Ltd., Series 16, Preference Shares	6/1/21	5,500	5,500,000	5,227,006

Total Restricted Securities			$9,900,000	$9,242,791

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6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, non-deliverable bond forward contracts, forward commodity contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2021 is included in the Consolidated Portfolio of Investments. At October 31, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts, forward commodity contracts and total return swap contracts based on commodity indices, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities and to manage certain investment risks.

Credit Risk: The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.

Equity Price Risk: The Portfolio enters into equity index futures contracts and total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions, inflation swaps, cross-currency swaps and option contracts to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $13,638,674. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $34,654,887 at October 31, 2021.

The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2021. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its

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counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2021 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price		Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$—	$—		$—	$488,819	$488,819

Not applicable	—	24,846,494 *	620,287	*	25,273,870 *	35,246,248 *	85,986,899

Receivable for open forward foreign currency exchange contracts	—	—	—		2,768,470	—	2,768,470

Receivable/Payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	—	1,752,559	467,186		—	—	2,219,745

Receivable for open non-deliverable bond forward contracts	—	—	—		—	66,476	66,476

Total Asset Derivatives	$—	$26,599,053	$1,087,473		$28,042,340	$35,801,543	$91,530,409

Derivatives not subject to master netting or similar agreements	$—	$24,846,494	$620,287		$25,273,870	$35,246,248	$85,986,899

Total Asset Derivatives subject to master netting or similar agreements	$—	$1,752,559	$467,186		$2,768,470	$555,295	$5,543,510

Not applicable	$—	$(12,643,630)*	$(92,209	)*	$(9,248,672)*	$(23,382,772)*	$(45,367,283)

Payable for open forward foreign currency exchange contracts	—	—	—		(8,114,316)	—	(8,114,316)

Payable/Receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	(3,413,580)	(1,088,179)	—		—	—	(4,501,759)

Payable for open non-deliverable bond forward contracts	—	—	—		—	(1,022,599)	(1,022,599)

Total Liability Derivatives	$(3,413,580)	$(13,731,809)	$(92,209)		$(17,362,988)	$(24,405,371)	$(59,005,957)

Derivatives not subject to master netting or similar agreements	$—	$(12,643,630)	$(92,209)		$(9,248,672)	$(23,382,772)	$(45,367,283)

Total Liability Derivatives subject to master netting or similar agreements	$(3,413,580)	$(1,088,179)	$—		$(8,114,316)	$(1,022,599)	$(13,638,674)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.

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The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Bank of America, N.A.	$1,203,868	$(1,203,868)	$—	$—	$—	$—

Citibank, N.A.	687,294	(687,294)	—	—	—	—

Deutsche Bank AG	25,335	—	—	—	25,335	—

Goldman Sachs International	2,248,995	(1,465,906)	—	(410,000)	373,089	410,000

HSBC Bank USA, N.A.	85,569	(85,569)	—	—	—	—

ICBC Standard Bank plc	187,671	(22,970)	—	—	164,701	—

JPMorgan Chase Bank, N.A.	174,711	—	—	(174,711)	—	190,000

Standard Chartered Bank	926,702	(926,702)	—	—	—	—

UBS AG	3,365	(3,365)	—	—	—	—

	$5,543,510	$(4,395,674)	$—	$(584,711)	$563,125	$600,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(1,294,142)	$1,203,868	$90,274	$—	$—	$—

Barclays Bank PLC	(349,667)	—	293,981	—	(55,686)	—

BNP Paribas	(643,279)	—	643,279	—	—	—

Citibank, N.A.	(4,578,457)	687,294	3,891,163	—	—	2,842,124

Credit Agricole Corporate and Investment Bank	(178,519)	—	97,994	—	(80,525)	—

Goldman Sachs International	(1,465,906)	1,465,906	—	—	—	—

HSBC Bank USA, N.A.	(217,909)	85,569	111,000	—	(21,340)	—

ICBC Standard Bank plc	(22,970)	22,970	—	—	—	—

Nomura International PLC	(224,949)	—	224,949	—	—	—

Standard Chartered Bank	(4,592,316)	926,702	3,665,614	—	—	—

UBS AG	(70,560)	3,365	—	—	(67,195)	—

	$(13,638,674)	$4,395,674	$9,018,254	$—	$(224,746)	$2,842,124

Total — Deposits for derivatives collateral — OTC derivatives						$3,442,124

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2021 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Investment transactions	$—	$—	$—	$(838,980)	$—	$(838,980)

Written options	—	—	—	300,773	—	300,773

Futures contracts	1,026,956	—	3,923,641	—	6,874,082	11,824,679

Swap contracts	5,926,324	(32,588,526)	4,213,977	—	1,462,129	(20,986,096)

Forward commodity contracts	(3,532,864)	—	—	—	—	(3,532,864)

Forward foreign currency exchange contracts	—	—	—	(44,367,778)	—	(44,367,778)

Non-deliverable bond forward contracts	—	—	—	—	(11,544,026)	(11,544,026)

Total	$3,420,416	$(32,588,526)	$8,137,618	$(44,905,985)	$(3,207,815)	$(69,144,292)

Change in unrealized appreciation (depreciation) —

Investments	$—	$—	$—	$—	$(4,064,327)	$(4,064,327)

Futures contracts	(557,045)	—	1,121,412	—	5,738,724	6,303,091

Swap contracts	(6,069,808)	(2,822,342)	647,716	—	26,616,912	18,372,478

Forward commodity contracts	2,375,840	—	—	—	—	2,375,840

Forward foreign currency exchange contracts	—	—	—	3,145,599	—	3,145,599

Non-deliverable bond forward contracts	—	—	—	—	(956,123)	(956,123)

Total	$(4,251,013)	$(2,822,342)	$1,769,128	$3,145,599	$27,335,186	$25,176,558

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2021, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Commodity Contracts	Forward Foreign Currency Exchange Contracts*	Non-deliverable Bond Forward Contracts

$71,272,000	$349,461,000	$15,815,000	$4,569,398,000	$104,773,000

Purchased Swaptions	Purchased Call Options	Swap Contracts

$106,344,000	$762,223,000	$3,391,381,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and written currency options contracts outstanding during the year ended October 31, 2021, which are indicative of the volume of these derivative types, were approximately $50,357,000 and $15,152,000, respectively.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated

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among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2021.

8  Investments in Affiliated Funds

At October 31, 2021, the value of the Portfolio’s investment in affiliated funds was $316,227,582, which represents 12.3% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$490,405,962	$2,343,725,460	$(2,517,903,615)	$10,700	$(10,925)	$316,227,582	$463,596	316,227,582

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

68

Global Macro Portfolio

October 31, 2021

Notes to Consolidated Financial Statements — continued

At October 31, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$—	$20,768,016	$—	$20,768,016

Collateralized Mortgage Obligations	—	11,636,000	—	11,636,000

U.S. Government Agency Mortgage-Backed Securities	—	58,619,225	—	58,619,225

U.S. Government Guaranteed Small Business Administration Loans	—	19,484,542	—	19,484,542

Convertible Bonds	—	6,184,577	—	6,184,577

Foreign Corporate Bonds	—	153,940,183	0	153,940,183

Loan Participation Notes	—	—	51,240,311	51,240,311

Senior Floating-Rate Loans	—	—	684,110	684,110

Sovereign Government Bonds	—	1,114,327,727	—	1,114,327,727

Sovereign Loans	—	115,103,968	—	115,103,968

Common Stocks	13,105,788	56,711,712 *	273,212	70,090,712

Reinsurance Side Cars	—	—	12,777,091	12,777,091

Warrants	46,526	—	—	46,526

Short-Term Investments —

Affiliated Fund	—	316,227,582	—	316,227,582

Repurchase Agreements	—	81,395,437	—	81,395,437

Sovereign Government Securities	—	175,067,074	—	175,067,074

U.S. Treasury Obligations	—	204,884,660	—	204,884,660

Purchased Interest Rate Swaptions	—	80,503	—	80,503

Purchased Call Options	—	408,316	—	408,316

Total Investments	$13,152,314	$2,334,839,522	$64,974,724	$2,412,966,560

Forward Foreign Currency Exchange Contracts	$—	$28,042,340	$—	$28,042,340

Non-deliverable Bond Forward Contracts	—	66,476	—	66,476

Futures Contracts	6,093,010	620,287	—	6,713,297

Swap Contracts	—	56,219,477	—	56,219,477

Total	$19,245,324	$2,419,788,102	$64,974,724	$2,504,008,150

Liability Description

Securities Sold Short	$—	$(76,819,118)	$—	$(76,819,118)

Forward Foreign Currency Exchange Contracts	—	(17,362,988)	—	(17,362,988)

Non-deliverable Bond Forward Contracts	—	(1,022,599)	—	(1,022,599)

Futures Contracts	—	(92,209)	—	(92,209)

Swap Contracts	—	(40,528,161)	—	(40,528,161)

Total	$—	$(135,825,075)	$—	$(135,825,075)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

69

Global Macro Portfolio

October 31, 2021

Notes to Consolidated Financial Statements — continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Foreign Corporate Bonds	Investments in Loan Participation Notes	Investments in Senior Floating- Rate Loans	Investments in Common Stocks	Investments in Reinsurance Side Cars*	Total

Balance as of October 31, 2020	$0	$36,524,211	$967,250	$—	$—	$37,491,461

Realized gains (losses)	—	—	(503,673)	—	—	(503,673)

Change in net unrealized appreciation (depreciation)	—	(2,872,680)	857,750	—	(622,909)	(2,637,839)

Cost of purchases	—	18,013,705	684,110	273,212	13,400,000	32,371,027

Proceeds from sales, including return of capital	—	—	(1,321,327)	—	—	(1,321,327)

Accrued discount (premium)	—	(424,925)	—	—	—	(424,925)

Transfers to Level 3	—	—	—	—	—	—

Transfers from Level 3	—	—	—	—	—	—

Balance as of October 31, 2021	$0	$51,240,311	$684,110	$273,212	$12,777,091	$64,974,724

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2021	$—	$(2,872,680)	$—	$—	$(622,909)	$(3,495,589)

*	The Portfolio’s investments in Reinsurance Side Cars were primarily valued on the basis of broker quotations.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2021:

Type of Investment	Fair Value as of October 31, 2021	Valuation Technique	Unobservable Input	Input	Impact to Valuation from an Increase to Input*

Foreign Corporate Bonds	$0	Estimated Recovery Value	Estimated Recovery Value Percentage	0%	Increase

Loan Participation Notes	51,240,311	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	3.93%	Decrease

Senior Floating-Rate Loans	684,110	Market Approach	Discount Rate	10%	Decrease

Common Stocks	273,212	Market Approach	EBITDA Multiple Discount Rate	15%	Decrease

*

Represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

10  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

70

Global Macro Portfolio

October 31, 2021

Notes to Consolidated Financial Statements — continued

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

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Eaton Vance

Global Macro Portfolio

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2021, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2021, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

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Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

73

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust and Portfolio, and his former position with EVC, which was an affiliate of the Trust and Portfolio prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

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Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

75

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

76

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

77

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

78

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

79

This Page Intentionally Left Blank

Investment Adviser of Global Macro Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3041    10.31.21

Eaton Vance

Short Duration Strategic Income Fund

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2021

Eaton Vance

Short Duration Strategic Income Fund

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets delivered mixed results during the 12-month period ended October 31, 2021. Developed-market and emerging-market equities posted strong gains, and major high yield income indexes advanced. However, a global trend of rising interest rates negatively impacted the performance of high-quality, longer duration bonds.

The period began on a positive note, with financial markets rallying from November through December 2020. During this time, multiple pharmaceutical companies announced that their COVID-19 vaccine candidates were highly effective in late-stage clinical trials. Health officials in the U.S. and abroad subsequently approved the use of one or more of them, and mass immunization programs were underway by year-end. In addition, geopolitical uncertainties eased following the November U.S. presidential election.

The first quarter of 2021 was a volatile period for markets. Global bond yields rose sharply as investors anticipated higher rates of growth and inflation, particularly in the U.S. Yields subsequently stabilized, and returns for major asset classes were broadly positive during the second quarter of 2021. During this period, the rollout of COVID-19 vaccines accelerated in many parts of the world, local officials relaxed social-distancing restrictions, and global economic activity strengthened.

From July through October 2021, developed-market equities performed well. However, emerging-market equities posted sizeable losses, and returns across the global bond markets were generally weak. As July began, investors were still digesting the U.S. Federal Reserve’s mid-June update to its interest rate forecasts, which signaled that the central bank might start raising short-term interest rates sooner than previously indicated. Moreover, COVID-19 cases began to increase due to the spread of the Delta variant. This was particularly challenging for emerging markets that lacked the resources to control the virus.

During the same period, investors also confronted slowing economic growth in China and rising global inflation. China’s economy was affected by power outages, new regulations that hurt innovative Chinese technology companies, and growing financial stress in the country’s property sector. Pandemic-related supply-chain disruptions were an additional headwind — not only for China, but for countries worldwide since they created shortages that fueled inflation. To curb price pressures, a number of emerging-market central banks tightened their monetary policies. In contrast, major developed-market central banks held their policies steady on the view that high inflation would prove temporary.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Short Duration Strategic Income Fund (the Fund) returned 4.01% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which returned -0.48%.

Asset allocation aided Fund performance versus the Index during the period. Exposure to floating-rate loans contributed the most as a result of strong investor demand amid concerns of rising rates and inflation. Other exposures in the U.S. credit markets, specifically the Fund’s small allocation to U.S. high yield bonds, also added to returns after investors focused on the economic reopening and recovery from the early days of the pandemic.

The Fund’s allocation to absolute-return strategies made a notable contribution to performance during the period. Gains in currency and sovereign credit positions drove positive returns while, at the regional level, exposures to Eastern Europe and Western Europe were particularly beneficial. A long local bond position in Ukraine was a standout performer. This position benefited from strength in the country’s currency and news that a major index provider planned to include Ukraine in its local bond index. A long Egyptian local bond was another notable contributor that was supported by attractive yields and a relatively stable currency per Eqypt’s central bank policy.

The Fund’s allocation to local and hard currency emerging-market debt also contributed to performance relative to the Index during the period. A positive macro economic backdrop helped support emerging-market debt in November and December 2020, offsetting weaker performance throughout 2021 due to concerns over the Delta variant and a more hawkish U.S. Federal Reserve monetary policy.

Exposure to U.S. government agency mortgage-backed securities (MBS) contributed to Fund performance during the period. Select MBS holdings benefited from slower prepayments resulting from the CARES Act, which provided support to businesses and individuals dealing with pandemic- related economic hardships.

Duration management contributed to Fund performance during the period as select positions outside the U.S. benefited from local interest rate movements, as well as from positions used to limit U.S. interest rate sensitivity. The Fund’s duration positions in other countries were limited, while the Fund’s U.S. duration remained near zero during the period.

Currency management contributed to returns during the period. Long positions in the Egyptian pound, Australian dollar, and Icelandic krona, were primary contributors to Fund returns.

The Fund used derivatives extensively during the period to hedge select, undesired risk exposures, as well as gain select, desired risk exposures. Overall, the Fund’s use of derivatives slightly detracted from Fund performance versus the Index. Interest rate derivatives contributed to performance, while credit-default swaps and currency forwards detracted from performance relative to the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Performance2,3

Portfolio Managers Eric A. Stein, CFA, Andrew Szczurowski, CFA, Justin Bourgette, CFA and Brian Shaw, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	01/23/1998	11/26/1990	4.01%	4.34%	3.65%
Class A with 2.25% Maximum Sales Charge	—	—	1.61	3.86	3.42
Class C at NAV	05/25/1994	11/26/1990	3.36	3.57	2.89
Class C with 1% Maximum Sales Charge	—	—	2.37	3.57	2.89
Class I at NAV	04/03/2009	11/26/1990	4.27	4.60	3.91
Class R at NAV	08/03/2009	11/26/1990	3.75	4.08	3.40

Bloomberg U.S. Aggregate Bond Index	—	—	–0.48%	3.09%	3.00%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R

		1.14%	1.89%	0.87%	1.39%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2011	$13,296	N.A.
Class I	$250,000	10/31/2011	$367,129	N.A.
Class R	$10,000	10/31/2011	$13,981	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Fund Profile5

Allocation to Portfolios and Funds (% of net assets)

Asset Allocation (% of net assets)

*	Net of securities sold short.
**	Net of unfunded loan commitments.

MBS — Mortgage-Backed Securities

SBA — Small Business Administration

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio in which it invests. Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

Fund profile subject to change due to active management.

Additional Information

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

A long position is the purchase of an investment with the expectation that it will rise in value.

5

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period* (5/1/21 – 10/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,001.80	$5.30	1.05%
Class C	$1,000.00	$998.30	$9.02	1.79%
Class I	$1,000.00	$1,003.10	$4.04	0.80%
Class R	$1,000.00	$1,000.60	$6.40	1.27%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.91	$5.35	1.05%
Class C	$1,000.00	$1,016.18	$9.10	1.79%
Class I	$1,000.00	$1,021.17	$4.08	0.80%
Class R	$1,000.00	$1,018.80	$6.46	1.27%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Portfolio of Investments

Investments in Affiliated Portfolios
Description		Value	% of Net Assets

Emerging Markets Local Income Portfolio (identified cost, $134,301,450)		$129,043,509	4.4%

Global Macro Absolute Return Advantage Portfolio (identified cost, $437,927,808)		443,493,661	15.1

Global Opportunities Portfolio (identified cost, $1,943,984,040)		1,854,794,176	63.1

Senior Debt Portfolio (identified cost, $379,737,269)		389,985,617	13.3

Total Investments in Affiliated Portfolios (identified cost $2,895,950,567)		$2,817,316,963	95.9%

Investments in Affiliated Investment Funds
Security	Shares	Value	% of Net Assets

Fixed Income Funds

Eaton Vance Emerging Markets Debt Opportunities Fund, Class R6	13,436,508	$116,897,621	4.0%

Total Investments in Affiliated Investment Funds (identified cost $120,622,406)		$116,897,621	4.0%

Total Investments (identified cost $3,016,572,973)		$2,934,214,584	99.9%

Other Assets, Less Liabilities		$2,629,133	0.1%

Net Assets		$2,936,843,717	100.0%

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Affiliated investments, at value (identified cost, $3,016,572,973)	$2,934,214,584

Cash	3,380

Receivable for Fund shares sold	8,645,496

Total assets	$2,942,863,460

Liabilities

Payable for Fund shares redeemed	$5,238,281

Payable to affiliates:

Distribution and service fees	287,977

Trustees’ fees	42

Accrued expenses	493,443

Total liabilities	$6,019,743

Net Assets	$2,936,843,717

Sources of Net Assets

Paid-in capital	$3,127,202,879

Accumulated loss	(190,359,162)

Total	$2,936,843,717

Class A Shares

Net Assets	$697,690,255

Shares Outstanding	97,238,513

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$7.18

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$7.35

Class C Shares

Net Assets	$160,917,723

Shares Outstanding	23,805,948

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$6.76

Class I Shares

Net Assets	$2,075,516,091

Shares Outstanding	289,717,280

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$7.16

Class R Shares

Net Assets	$2,719,648

Shares Outstanding	378,461

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$7.19

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Dividends from Affiliated Investment Funds	$3,201,435

Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $2,761,797)	116,576,113

Dividends allocated from affiliated Portfolios (net of foreign taxes, $19,264)	3,719,904

Expenses, excluding interest and dividend expense, allocated from affiliated Portfolios	(16,392,398)

Interest and dividend expense allocated from affiliated Portfolios	(1,448,573)

Total investment income	$105,656,481

Expenses

Distribution and service fees

Class A	$1,610,118

Class C	1,692,044

Class R	13,518

Trustees’ fees and expenses	500

Custodian fee	69,085

Transfer and dividend disbursing agent fees	1,402,697

Legal and accounting services	106,079

Printing and postage	353,844

Registration fees	222,239

Miscellaneous	21,636

Total expenses	$5,491,760

Net investment income	$100,164,721

Realized and Unrealized Gain (Loss)

Net realized gain (loss) allocated from affiliated Portfolios —

Investment transactions (net of foreign capital gains taxes of $286,540)	$12,590,999

Written options and swaptions	(608,778)

Securities sold short	1,002,946

Futures contracts	(3,430,637)

Swap contracts	12,694,879

Forward commodity contracts	(1,010,303)

Foreign currency transactions	(2,354,106)

Forward foreign currency exchange contracts	(6,448,792)

Non-deliverable bond forward contracts	(8,725,752)

Net realized gain	$3,710,456

Change in unrealized appreciation (depreciation) —

Investments — Affiliated Investment Funds	$1,484,111

Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —

Investments (including net increase in accrued foreign capital gains taxes of $263,190)	$(23,881,379)

Written options and swaptions	(47,596)

Securities sold short	(4,180,141)

TBA sale commitments	272,704

Futures contracts	4,523,062

Swap contracts	(5,868,098)

Forward commodity contracts	63,648

Foreign currency	(231,279)

Forward foreign currency exchange contracts	2,240,018

Non-deliverable bond forward contracts	(700,429)

Net change in unrealized appreciation (depreciation)	$(26,325,379)

Net realized and unrealized loss	$(22,614,923)

Net increase in net assets from operations	$77,549,798

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$100,164,721	$55,623,432

Net realized gain	3,710,456	44,919,685

Net change in unrealized appreciation (depreciation)	(26,325,379)	2,633,216

Net increase in net assets from operations	$77,549,798	$103,176,333

Distributions to shareholders —

Class A	$(24,564,534)	$(36,642,940)

Class C	(5,167,084)	(14,538,410)

Class I	(64,398,379)	(65,491,430)

Class R	(96,520)	(141,231)

Total distributions to shareholders	$(94,226,517)	$(116,814,011)

Tax return of capital to shareholders —

Class A	$(2,809,121)	$—

Class C	(576,462)	—

Class I	(7,822,500)	—

Class R	(10,795)	—

Total tax return of capital to shareholders	$(11,218,878)	$—

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$210,623,844	$89,542,611

Class C	43,582,606	27,588,888

Class I	1,546,843,716	389,108,106

Class R	1,547,163	1,000,622

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	25,458,264	34,145,740

Class C	5,685,840	13,851,123

Class I	68,659,841	61,322,886

Class R	99,357	121,214

Cost of shares redeemed

Class A	(128,736,262)	(137,500,943)

Class C	(41,677,590)	(66,211,779)

Class I	(482,951,540)	(394,541,426)

Class R	(1,451,525)	(540,026)

Net asset value of shares converted

Class A	48,711,505	22,749,421

Class C	(48,711,505)	(22,749,421)

Net increase in net assets from Fund share transactions	$1,247,683,714	$17,887,016

Net increase in net assets	$1,219,788,117	$4,249,338

Net Assets

At beginning of year	$1,717,055,600	$1,712,806,262

At end of year	$2,936,843,717	$1,717,055,600

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Financial Highlights

	Class A

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$7.180	$7.210	$7.180	$7.470	$7.280

Income (Loss) From Operations

Net investment income(1)	$0.298	$0.234	$0.337	$0.331	$0.295

Net realized and unrealized gain (loss)	0.009 (2)	0.227	(0.004)	(0.345)	0.171

Total income (loss) from operations	$0.307	$0.461	$0.333	$(0.014)	$0.466

Less Distributions

From net investment income	$(0.274)	$(0.491)	$(0.303)	$(0.108)	$(0.276)

From net realized gain	(0.002)	—	—	—	—

Tax return of capital	(0.031)	—	—	(0.168)	—

Total distributions	$(0.307)	$(0.491)	$(0.303)	$(0.276)	$(0.276)

Net asset value — End of year	$7.180	$7.180	$7.210	$7.180	$7.470

Total Return(3)	4.01%	6.83%	4.60%	0.06%	6.35%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$697,690	$545,014	$539,448	$565,348	$642,805

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.08%	1.11%	1.18%	1.11%	1.09%

Net investment income	4.08%	3.30%	4.70%	4.48%	3.98%

Portfolio Turnover of the Fund(6)	14%	18%	11%	15%	11%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.06%, 0.04%, 0.10%, 0.04% and 0.01% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$6.770	$6.800	$6.780	$7.040	$6.870

Income (Loss) From Operations

Net investment income(1)	$0.230	$0.172	$0.269	$0.260	$0.227

Net realized and unrealized gain (loss)	(0.002)	0.221	(0.014)	(0.312)	0.151

Total income (loss) from operations	$0.228	$0.393	$0.255	$(0.052)	$0.378

Less Distributions

From net investment income	$(0.212)	$(0.423)	$(0.235)	$(0.081)	$(0.208)

From net realized gain	(0.002)	—	—	—	—

Tax return of capital	(0.024)	—	—	(0.127)	—

Total distributions	$(0.238)	$(0.423)	$(0.235)	$(0.208)	$(0.208)

Net asset value — End of year	$6.760	$6.770	$6.800	$6.780	$7.040

Total Return(2)	3.36%	6.02%	3.84%	(0.77)%	5.56%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$160,918	$201,798	$251,581	$409,686	$506,158

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.83%	1.86%	1.93%	1.86%	1.84%

Net investment income	3.35%	2.57%	3.98%	3.73%	3.24%

Portfolio Turnover of the Fund(5)	14%	18%	11%	15%	11%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.06%, 0.04%, 0.10%, 0.04% and 0.01% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$7.170	$7.200	$7.170	$7.460	$7.270

Income (Loss) From Operations

Net investment income(1)	$0.313	$0.252	$0.354	$0.349	$0.316

Net realized and unrealized gain (loss)	0.002 (2)	0.226	(0.004)	(0.345)	0.168

Total income from operations	$0.315	$0.478	$0.350	$0.004	$0.484

Less Distributions

From net investment income	$(0.290)	$(0.508)	$(0.320)	$(0.115)	$(0.294)

From net realized gain	(0.002)	—	—	—	—

Tax return of capital	(0.033)	—	—	(0.179)	—

Total distributions	$(0.325)	$(0.508)	$(0.320)	$(0.294)	$(0.294)

Net asset value — End of year	$7.160	$7.170	$7.200	$7.170	$7.460

Total Return(3)	4.27%	7.10%	4.87%	0.30%	6.62%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,075,516	$967,716	$919,828	$1,170,337	$1,112,215

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	0.83%	0.84%	0.91%	0.85%	0.84%

Net investment income	4.30%	3.55%	4.95%	4.73%	4.25%

Portfolio Turnover of the Fund(6)	14%	18%	11%	15%	11%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.06%, 0.04%, 0.10%, 0.04% and 0.01% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Financial Highlights — continued

	Class R

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$7.200	$7.220	$7.190	$7.480	$7.290

Income (Loss) From Operations

Net investment income(1)	$0.261	$0.192	$0.300	$0.298	$0.279

Net realized and unrealized gain (loss)	0.018 (2)	0.262	0.015	(0.330)	0.169

Total income (loss) from operations	$0.279	$0.454	$0.315	$(0.032)	$0.448

Less Distributions

From net investment income	$(0.258)	$(0.474)	$(0.285)	$(0.101)	$(0.258)

From net realized gain	(0.002)	—	—	—	—

Tax return of capital	(0.029)	—	—	(0.157)	—

Total distributions	$(0.289)	$(0.474)	$(0.285)	$(0.258)	$(0.258)

Net asset value — End of year	$7.190	$7.200	$7.220	$7.190	$7.480

Total Return(3)	3.75%	6.56%	4.34%	(0.19)%	6.08%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,720	$2,528	$1,949	$2,204	$2,781

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.33%	1.36%	1.44%	1.36%	1.34%

Net investment income	3.57%	2.71%	4.18%	4.03%	3.75%

Portfolio Turnover of the Fund(6)	14%	18%	11%	15%	11%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.06%, 0.04%, 0.10%, 0.04% and 0.01% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is total return. The Fund currently pursues its objective by investing substantially all of its investable assets in interests in four portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts and in shares of Eaton Vance Emerging Markets Debt Opportunities Fund, a series of Eaton Vance Series Fund, Inc., a Maryland corporation (the Affiliated Investment Fund). The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2021 were as follows: Emerging Markets Local Income Portfolio (8.3%), Global Macro Absolute Return Advantage Portfolio (16.8%), Global Opportunities Portfolio (98.6%) and Senior Debt Portfolio (4.6%). The performance of the Fund is directly affected by the performance of the Portfolios and the Affiliated Investment Fund. The financial statements of Global Opportunities Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each Portfolio’s financial statements and the Affiliated Investment Fund’s financial statements is available by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Global Opportunities Portfolio is discussed in Note 1A of such Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of the other Portfolios in which the Fund invests.

Additional valuation policies for the other Portfolios are as follows:

Equity Securities. Preferred equity securities that are not listed or traded in the over-the-counter market are valued by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/ dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. The Fund’s investment in the Affiliated Investment Fund is valued at the closing net asset value per share.

15

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Notes to Financial Statements — continued

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Dividend income on direct investments in the Affiliated Investment Fund is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from the Affiliated Investment Fund are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolios. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolios.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$93,548,130	$116,814,011

Long-term capital gains	$678,387	$—

Tax return of capital	$11,218,878	$—

16

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Notes to Financial Statements — continued

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital loss	$(28,757,991)

Net unrealized appreciation	(161,601,171)

Accumulated loss	$(190,359,162)

At October 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $28,757,991 as a result of a reorganization which occurred in a prior year which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2021, $20,633,993 are short-term and $8,123,998 are long-term. Utilization of these deferred capital losses may be limited in accordance with certain income tax regulations.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$3,095,815,755

Gross unrealized appreciation	$15,814,204

Gross unrealized depreciation	(177,415,375)

Net unrealized depreciation	$(161,601,171)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with EVM in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.615%

$500 million but less than $1 billion	0.595%

$1 billion but less than $1.5 billion	0.575%

$1.5 billion but less than $2 billion	0.555%

$2 billion but less than $3 billion	0.520%

$3 billion and over	0.490%

For the year ended October 31, 2021, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ investment adviser fees. The Portfolios have engaged Boston Management and Research (BMR) to render investment advisory services. For the year ended October 31, 2021, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios totaled $14,656,098 or 0.61% of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2021, EVM earned $74,714 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $33,996 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2021. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 5) and contingent deferred sales charges (see Note 6).

17

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Notes to Financial Statements — continued

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, aggregated $58,948,213 and $0, respectively, for the year ended October 31, 2021.

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2021 amounted to $1,610,118 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2021, the Fund paid or accrued to EVD $1,269,033 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2021, the Fund paid or accrued to EVD $6,759 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2021 amounted to $423,011 and $6,759 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2021, the Fund was informed that EVD received approximately $33,000 and $8,000 of CDSCs paid by Class A and Class C shareholders, respectively.

7  Investment Transactions

For the year ended October 31, 2021, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Emerging Markets Local Income Portfolio	$72,505,454	$(2,826,048)

Global Macro Absolute Return Advantage Portfolio	179,547,930	(8,966,809)

Global Opportunities Portfolio	830,627,740	(313,293,650)

Senior Debt Portfolio	326,105,473	(7,695,182)

18

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Notes to Financial Statements — continued

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2021	2020

Sales	28,828,558	12,543,932

Issued to shareholders electing to receive payments of distributions in Fund shares	3,494,464	4,822,433

Redemptions	(17,637,335)	(19,529,608)

Converted from Class C shares	6,694,051	3,212,430

Net increase	21,379,738	1,049,187

	Year Ended October 31,
Class C	2021	2020

Sales	6,327,513	4,120,172

Issued to shareholders electing to receive payments of distributions in Fund shares	828,254	2,074,933

Redemptions	(6,056,049)	(9,946,812)

Converted to Class A shares	(7,112,867)	(3,411,146)

Net decrease	(6,013,149)	(7,162,853)

	Year Ended October 31,
Class I	2021	2020

Sales	211,679,651	54,690,519

Issued to shareholders electing to receive payments of distributions in Fund shares	9,446,568	8,671,488

Redemptions	(66,309,223)	(56,206,408)

Net increase	154,816,996	7,155,599

	Year Ended October 31,
Class R	2021	2020

Sales	211,332	141,505

Issued to shareholders electing to receive payments of distributions in Fund shares	13,611	17,090

Redemptions	(197,859)	(77,144)

Net increase	27,084	81,451

19

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Notes to Financial Statements — continued

9  Investments in Affiliated Funds

At October 31, 2021, the value of the Fund’s investment in affiliated funds was $116,897,621, which represents 4.0% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period

Eaton Vance Emerging Markets Debt Opportunities Fund, Class R6	$56,465,297	$58,948,213	$—	$—	$1,484,111	$116,897,621	$3,201,435	13,436,508

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments in securities and investments in the Portfolios, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$2,817,316,963	$—	$—	2,817,316,963

Investments in Affiliated Investment Funds	116,897,621	—	—	116,897,621

Total Investments	$2,934,214,584	$—	$—	$2,934,214,584

11  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

20

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Strategic Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Strategic Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

21

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends and capital gains dividends.

163(j) Interest Dividends.  For the fiscal year ended October 31, 2021, the Fund designates 79.16% of distributions from net investment income as a 163(j) interest dividend.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $678,387 or, if subsequently determined to be different, the net capital gain of such year.

22

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments

Asset-Backed Securities — 10.2%
Security	Principal Amount	Value

Alinea CLO, Ltd., Series 2018-1A, Class E, 6.132%, (3 mo. USD LIBOR + 6.00%), 7/20/31(1)(2)	$2,000,000	$1,971,962

Allegany Park CLO, Ltd., Series 2019-1A, Class D, 3.832%, (3 mo. USD LIBOR + 3.70%), 1/20/33(1)(2)	1,700,000	1,704,621

AMMC CLO 15, Ltd., Series 2014-15A, Class ERR, 7.034%, (3 mo. USD LIBOR + 6.91%), 1/15/32(1)(2)	3,000,000	2,951,928

AMMC CLO XII, Ltd., Series 2013-12A, Class ER, 6.308%, (3 mo. USD LIBOR + 6.18%), 11/10/30(1)(2)	2,000,000	1,881,532

Arch Street CLO, Ltd., Series 2016-2A, Class AR2, 1.132%, (3 mo. USD LIBOR + 1.00%), 10/20/28(1)(2)	5,927,030	5,927,024

Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class D, 5.975%, (3 mo. USD LIBOR + 5.85%), 5/15/30(1)(2)	4,000,000	3,933,956

Ares XXXVR CLO, Ltd., Series 2015-35RA, Class E, 5.824%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	3,000,000	2,936,652

Bain Capital Credit CLO, Ltd., Series 2018-1A, Class E, 5.474%, (3 mo. USD LIBOR + 5.35%), 4/23/31(1)(2)	3,500,000	3,276,630

Barings CLO, Ltd., Series 2018-1A, Class D, 5.624%, (3 mo. USD LIBOR + 5.50%), 4/15/31(1)(2)	5,000,000	4,806,320

Battalion CLO XXII, Ltd., Series 2021-22A, Class D, 3.469%, (3 mo. USD LIBOR + 3.35%), 1/20/35(1)(2)	2,000,000	2,001,298

Benefit Street Partners CLO V-B, Ltd., Series 2018-5BA, Class D, 6.082%, (3 mo. USD LIBOR + 5.95%), 4/20/31(1)(2)	3,000,000	2,817,009

Benefit Street Partners CLO VIII, Ltd., Series 2015-8A, Class DR, 5.732%, (3 mo. USD LIBOR + 5.60%), 1/20/31(1)(2)	5,000,000	4,619,790

Benefit Street Partners CLO XIV, Ltd., Series 2018-14A, Class E, 5.482%, (3 mo. USD LIBOR + 5.35%), 4/20/31(1)(2)	3,000,000	2,832,678

Benefit Street Partners CLO XVI, Ltd.:

Series 2018-16A, Class DR, 3.122%, (3 mo. USD LIBOR + 3.00%), 1/17/32(1)(2)	2,000,000	2,002,276

Series 2018-16A, Class E, 6.822%, (3 mo. USD LIBOR + 6.70%), 1/17/32(1)(2)	2,000,000	1,994,140

Benefit Street Partners CLO XVII, Ltd.:

Series 2019-17A, Class DR, 3.474%, (3 mo. USD LIBOR + 3.35%), 7/15/32(1)(2)	1,500,000	1,498,531

Series 2019-17A, Class ER, 6.474%, (3 mo. USD LIBOR + 6.35%), 7/15/32(1)(2)	750,000	750,843

Betony CLO 2, Ltd., Series 2018-1A, Class D, 5.779%, (3 mo. USD LIBOR + 5.65%), 4/30/31(1)(2)	3,000,000	2,843,316

Security	Principal Amount	Value

BlueMountain CLO, Ltd.:

Series 2015-3A, Class DR, 5.532%, (3 mo. USD LIBOR + 5.40%), 4/20/31(1)(2)	$2,000,000	$1,876,262

Series 2016-3A, Class ER, 6.075%, (3 mo. USD LIBOR + 5.95%), 11/15/30(1)(2)	1,000,000	937,429

BlueMountain CLO XXII, Ltd., Series 2018-1A, Class E, 6.079%, (3 mo. USD LIBOR + 5.95%), 7/30/30(1)(2)	750,000	718,118

BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class D1R, 3.632%, (3 mo. USD LIBOR + 3.50%), 10/20/34(1)(2)	3,500,000	3,500,000

Canyon Capital CLO, Ltd.:

Series 2016-1A, Class ER, 5.874%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	4,000,000	3,835,764

Series 2016-2A, Class ER, 6.124%, (3 mo. USD LIBOR + 6.00%), 10/15/31(1)(2)	1,000,000	948,804

Series 2017-1A, Class E, 6.374%, (3 mo. USD LIBOR + 6.25%), 7/15/30(1)(2)	1,000,000	978,878

Series 2018-1A, Class E, 5.874%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	2,000,000	1,922,488

Carlyle Global Market Strategies CLO, Ltd.:

Series 2012-3A, Class DR2, 6.627%, (3 mo. USD LIBOR + 6.50%), 1/14/32(1)(2)	1,000,000	922,384

Series 2014-3RA, Class D, 5.535%, (3 mo. USD LIBOR + 5.40%), 7/27/31(1)(2)	2,000,000	1,853,274

Series 2014-4RA, Class D, 5.774%, (3 mo. USD LIBOR + 5.65%), 7/15/30(1)(2)	3,000,000	2,712,585

Series 2015-5A, Class DR, 6.832%, (3 mo. USD LIBOR + 6.70%), 1/20/32(1)(2)	3,500,000	3,353,294

Series C17A, Class DR, 6.129%, (3 mo. USD LIBOR + 6.00%), 4/30/31(1)(2)	3,000,000	2,858,232

CarVal CLO IV, Ltd., Series 2021-1A, Class E, 6.738%, (3 mo. USD LIBOR + 6.60%), 7/20/34(1)(2)	1,000,000	992,010

CIFC Funding 2017-III, Ltd., Series 2017-3A, Class A1, 1.352%, (3 mo. USD LIBOR + 1.22%), 7/20/30(1)(2)	1,125,000	1,126,072

Crown City CLO III, Series 2021-1A, Class C, 3.424%, (3 mo. USD LIBOR + 3.30%), 7/20/34(1)(2)	1,000,000	997,024

Dryden CLO, Ltd., Series 2018-55A, Class E, 5.524%, (3 mo. USD LIBOR + 5.40%), 4/15/31(1)(2)	1,000,000	976,324

Dryden Senior Loan Fund, Series 2016-42A, Class ER, 5.674%, (3 mo. USD LIBOR + 5.55%), 7/15/30(1)(2)	2,000,000	1,942,126

Galaxy XXI CLO, Ltd.:

Series 2015-21A, Class DR, 2.782%, (3 mo. USD LIBOR + 2.65%), 4/20/31(1)(2)	5,000,000	4,926,225

Series 2015-21A, Class ER, 5.382%, (3 mo. USD LIBOR + 5.25%), 4/20/31(1)(2)	4,000,000	3,856,212

23	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Galaxy XXV CLO, Ltd., Series 2018-25A, Class E, 6.074%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	$2,000,000	$1,957,626

Golub Capital Partners CLO 22B, Ltd., Series 2015-22A, Class ER, 6.132%, (3 mo. USD LIBOR + 6.00%), 1/20/31(1)(2)	3,000,000	2,838,072

Golub Capital Partners CLO 37B, Ltd., Series 2018-37A, Class E, 5.882%, (3 mo. USD LIBOR + 5.75%), 7/20/30(1)(2)	3,000,000	2,736,447

Golub Capital Partners CLO 53B, Ltd.:

Series 2021-53A, Class D, 3.18%, (3 mo. USD LIBOR + 3.05%), 7/20/34(1)(2)	2,000,000	1,999,830

Series 2021-53A, Class E, 6.83%, (3 mo. USD LIBOR + 6.70%), 7/20/34(1)(2)	1,000,000	997,344

Golub Capital Partners CLO, Ltd., Series 2020-48A, Class D, 3.922%, (3 mo. USD LIBOR + 3.80%), 4/17/33(1)(2)	3,000,000	3,002,310

Harriman Park CLO, Ltd., Series 2020-1A, Class ER, 6.532%, (3 mo. USD LIBOR + 6.40%), 4/20/34(1)(2)	1,000,000	1,001,957

Highbridge Loan Management, Ltd., Series 3A-2014, Class DR, 6.622%, (3 mo. USD LIBOR + 6.50%), 7/18/29(1)(2)	2,750,000	2,699,018

ICG US CLO, Ltd., Series 2018-2A, Class E, 5.878%, (3 mo. USD LIBOR + 5.75%), 7/22/31(1)(2)	1,000,000	942,131

LCM XXV, Ltd., Series 25A, Class A, 1.342%, (3 mo. USD LIBOR + 1.21%), 7/20/30(1)(2)	3,828,000	3,828,900

Madison Park Funding XVII, Ltd.:

Series 2015-17A, Class DR, 3.73%, (3 mo. USD LIBOR + 3.60%), 7/21/30(1)(2)	3,500,000	3,505,390

Series 2015-17A, Class ER, 6.63%, (3 mo. USD LIBOR + 6.50%), 7/21/30(1)(2)	2,500,000	2,497,075

Mountain View CLO, LLC, Series 2017-2A, Class AR, 1.162%, (3 mo. USD LIBOR + 1.04%), 1/16/31(1)(2)	7,000,000	7,004,186

Neuberger Berman CLO XXII, Ltd., Series 2016-22A, Class ER, 6.182%, (3 mo. USD LIBOR + 6.06%), 10/17/30(1)(2)	2,000,000	1,990,514

Neuberger Berman Loan Advisers CLO 30, Ltd., Series 2018-30A, Class ER, 6.332%, (3 mo. USD LIBOR + 6.20%), 1/20/31(1)(2)	2,000,000	1,999,938

NewRez Warehouse Securitization Trust, Series 2021-1, Class E, 3.339%, (1 mo. USD LIBOR + 3.25%), 5/25/55(1)(2)	3,300,000	3,324,745

NRZ Excess Spread-Collateralized Notes, Series 2021-FNT1, Class A, 2.981%, 3/25/26(1)	1,276,712	1,273,944

Palmer Square CLO, Ltd.:

Series 2013-2A, Class DRR, 5.972%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	1,500,000	1,479,777

Series 2015-1A, Class DR4, 6.631%, (3 mo. USD LIBOR + 6.50%), 5/21/34(1)(2)	2,000,000	2,001,188

Security	Principal Amount	Value

Palmer Square CLO, Ltd.: (continued)

Series 2018-1A, Class D, 5.272%, (3 mo. USD LIBOR + 5.15%), 4/18/31(1)(2)	$4,000,000	$3,891,560

Series 2018-2A, Class D, 5.722%, (3 mo. USD LIBOR + 5.60%), 7/16/31(1)(2)	2,500,000	2,464,097

Series 2021-2A, Class E, 6.474%, (3 mo. USD LIBOR + 6.35%), 7/15/34(1)(2)	1,000,000	999,956

Pnmac Gmsr Issuer Trust:

Series 2018-GT1, Class A, 2.939%, (1 mo. USD LIBOR + 2.85%), 2/25/23(1)(2)	5,000,000	5,015,660

Series 2018-GT2, Class A, 2.739%, (1 mo. USD LIBOR + 2.65%), 8/25/25(1)(2)	4,272,000	4,275,391

Provident Funding Mortgage Warehouse Securitization Trust, Series 2021-1, Class F, 4.589%, (1 mo. USD LIBOR + 4.50%), 2/25/55(1)(2)	2,500,000	2,488,213

Regatta IX Funding, Ltd., Series 2017-1A, Class E, 6.122%, (3 mo. USD LIBOR + 6.00%), 4/17/30(1)(2)	3,000,000	2,975,733

Regatta XIII Funding, Ltd., Series 2018-2A, Class D, 6.074%, (3 mo. USD LIBOR + 5.95%), 7/15/31(1)(2)	3,000,000	2,869,446

Sandstone Peak, Ltd., Series 2021-1A, Class D, (3 mo. USD LIBOR + 3.55%), 10/15/34(1)(3)	4,000,000	4,002,000

Upland CLO, Ltd., Series 2016-1A, Class DR, 6.032%, (3 mo. USD LIBOR + 5.90%), 4/20/31(1)(2)	2,000,000	1,919,930

Vibrant CLO IX, Ltd., Series 2018-9A, Class D, 6.382%, (3 mo. USD LIBOR + 6.25%), 7/20/31(1)(2)	2,000,000	1,863,816

Voya CLO, Ltd.:

Series 2013-1A, Class DR, 6.604%, (3 mo. USD LIBOR + 6.48%), 10/15/30(1)(2)	5,000,000	4,661,380

Series 2014-1A, Class DR2, 6.122%, (3 mo. USD LIBOR + 6.00%), 4/18/31(1)(2)	2,000,000	1,859,094

Series 2015-3A, Class DR, 6.332%, (3 mo. USD LIBOR + 6.20%), 10/20/31(1)(2)	2,000,000	1,887,554

Series 2017-4A, Class A1, 1.254%, (3 mo. USD LIBOR + 1.13%), 10/15/30(1)(2)	5,087,000	5,089,472

Series 2018-2A, Class E, 5.374%, (3 mo. USD LIBOR + 5.25%), 7/15/31(1)(2)	1,000,000	933,250

Wellfleet CLO, Ltd.:

Series 2016-2A, Class A1R, 1.272%, (3 mo. USD LIBOR + 1.14%), 10/20/28(1)(2)	4,160,714	4,166,252

Series 2021-2A, Class E, 7.084%, (3 mo. USD LIBOR + 6.96%), 7/15/34(1)(2)	1,000,000	984,843

Total Asset-Backed Securities (identified cost $195,642,905)		$191,412,050

Closed-End Funds — 0.5%
Security	Shares	Value

Nuveen Global High Income Fund	83,400	$1,330,230

PGIM Global High Yield Fund, Inc.	430,326	6,747,512

24	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Western Asset High Income Opportunity Fund, Inc.	383,997	$2,004,464

Total Closed-End Funds (identified cost $8,409,895)		$10,082,206

Collateralized Mortgage Obligations — 19.1%
Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:

Series 2182, Class ZC, 7.50%, 9/15/29	$70,114	$77,592

Series 4273, Class SP, 11.78%, (12.00% - 1 mo. USD LIBOR x 2.67), 11/15/43(4)	516,145	718,500

Series 4637, Class CU, 3.00%, 8/15/44	565,488	566,214

Series 5071, Class SP, 3.25%, (3.30% - 30-day average SOFR), 2/25/51(4)	4,398,907	4,389,254

Series 5083, Class SK, 3.80%, (3.867% - 30-day average SOFR x 1.33), 3/25/51(4)	4,409,658	4,333,308

Series 5139, Class DZ, 2.50%, 9/25/51	2,910,937	2,890,688

Series 5144, Class Z, 2.50%, 9/25/51	9,729,838	9,759,539

Series 5150, Class QZ, 2.50%, 10/25/51	4,431,082	4,406,840

Series 5150, Class ZJ, 2.50%, 10/25/51	4,993,361	4,931,680

Series 5152, Class ZP, 3.00%, 7/25/50	54,316,379	54,456,273

Series 5159, Class ZP, 3.00%, 11/25/51	2,600,000	2,571,119

Series 5159, Class ZT, 3.00%, 11/25/51	2,000,000	1,957,515

Series 5160, Class ZG, 3.00%, 9/25/50	15,000,000	15,056,158

Series 5160, Class ZY, 3.00%, 10/25/50	20,000,000	20,040,426

Series 5163, Class Z, 3.00%, 11/25/51	5,400,000	5,416,174

Series 5166, Class ZN, 3.00%, 9/25/50	7,400,000	7,418,398

Series 5168, Class MZ, 3.00%, 10/25/51	4,000,000	3,945,026

Interest Only:(5)

Series 2631, Class DS, 7.009%, (7.10% - 1 mo. USD LIBOR), 6/15/33(4)	1,053,347	126,572

Series 2953, Class LS, 6.609%, (6.70% - 1 mo. USD LIBOR), 12/15/34(4)	386,248	10,610

Series 2956, Class SL, 6.909%, (7.00% - 1 mo. USD LIBOR), 6/15/32(4)	719,286	147,378

Series 3114, Class TS, 6.559%, (6.65% - 1 mo. USD LIBOR), 9/15/30(4)	2,136,040	275,786

Series 3153, Class JI, 6.536%, (6.62% - 1 mo. USD LIBOR), 5/15/36(4)	1,754,922	326,253

Series 4007, Class JI, 4.00%, 2/15/42	816,972	96,585

Series 4050, Class IB, 3.50%, 5/15/41	1,054,841	5,678

Series 4067, Class JI, 3.50%, 6/15/27	3,453,840	246,173

Series 4070, Class S, 6.009%, (6.10% - 1 mo. USD LIBOR), 6/15/32(4)	7,000,375	1,084,266

Series 4095, Class HS, 6.009%, (6.10% - 1 mo. USD LIBOR), 7/15/32(4)	1,685,678	233,496

Series 4109, Class ES, 6.059%, (6.15% - 1 mo. USD LIBOR), 12/15/41(4)	82,753	18,922

Security	Principal Amount	Value

Interest Only:(5) (continued)

Series 4109, Class SA, 6.109%, (6.20% - 1 mo. USD LIBOR), 9/15/32(4)	$3,067,322	$602,907

Series 4149, Class S, 6.159%, (6.25% - 1 mo. USD LIBOR), 1/15/33(4)	2,281,175	441,471

Series 4163, Class GS, 6.109%, (6.20% - 1 mo. USD LIBOR), 11/15/32(4)	1,930,521	389,275

Series 4169, Class AS, 6.159%, (6.25% - 1 mo. USD LIBOR), 2/15/33(4)	3,059,270	490,629

Series 4180, Class GI, 3.50%, 8/15/26	1,045,140	27,301

Series 4188, Class AI, 3.50%, 4/15/28	2,918,506	183,862

Series 4189, Class SQ, 6.059%, (6.15% - 1 mo. USD LIBOR), 12/15/42(4)	624,058	102,675

Series 4203, Class QS, 6.159%, (6.25% - 1 mo. USD LIBOR), 5/15/43(4)	1,887,119	278,407

Series 4323, Class CI, 4.00%, 3/15/40	123,911	167

Series 4332, Class IK, 4.00%, 4/15/44	752,707	100,171

Series 4332, Class KI, 4.00%, 9/15/43	256,138	2,544

Series 4343, Class PI, 4.00%, 5/15/44	2,005,137	251,685

Series 4370, Class IO, 3.50%, 9/15/41	686,812	14,025

Series 4381, Class SK, 6.059%, (6.15% - 1 mo. USD LIBOR), 6/15/44(4)	1,994,440	279,040

Series 4388, Class MS, 6.009%, (6.10% - 1 mo. USD LIBOR), 9/15/44(4)	2,063,632	347,810

Series 4408, Class IP, 3.50%, 4/15/44	2,865,767	212,397

Series 4452, Class SP, 6.11%, (6.20% - 1 mo. USD LIBOR), 10/15/43(4)	147,091	1,575

Series 4497, Class CS, 6.11%, (6.20% - 1 mo. USD LIBOR), 9/15/44(4)	2,915,892	98,408

Series 4507, Class MI, 3.50%, 8/15/44	2,045,391	57,396

Series 4507, Class SJ, 6.089%, (6.18% - 1 mo. USD LIBOR), 9/15/45(4)	5,294,042	1,044,884

Series 4520, Class PI, 4.00%, 8/15/45	14,143,159	1,284,824

Series 4526, Class PI, 3.50%, 1/15/42	590,030	3,651

Series 4528, Class BS, 6.059%, (6.15% - 1 mo. USD LIBOR), 7/15/45(4)	2,842,524	349,368

Series 4629, Class QI, 3.50%, 11/15/46	3,301,891	369,631

Series 4637, Class IP, 3.50%, 4/15/44	815,617	16,810

Series 4644, Class TI, 3.50%, 1/15/45	2,914,939	233,843

Series 4653, Class PI, 3.50%, 7/15/44	207,362	727

Series 4667, Class PI, 3.50%, 5/15/42	3,323,175	43,119

Series 4672, Class LI, 3.50%, 1/15/43	1,558,142	19,420

Series 4744, Class IO, 4.00%, 11/15/47	2,641,673	357,464

Series 4749, Class IL, 4.00%, 12/15/47	2,071,287	280,578

Series 4767, Class IM, 4.00%, 5/15/45	1,318,284	11,340

Series 4768, Class IO, 4.00%, 3/15/48	2,540,849	348,648

Series 5051, Class S, 3.551%, (3.60% - 30-day average SOFR), 12/25/50(4)	21,275,943	2,385,874

Series 5070, Class CI, 2.00%, 2/25/51	46,109,859	4,825,895

25	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Principal Only:(6)

Series 4417, Class KO, 0.00%, 12/15/43	$692,446	$585,185

Series 4478, Class PO, 0.00%, 5/15/45	1,358,727	1,226,016

		$162,775,445

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2020-DNA4, Class M2, 3.839%, (1 mo. USD LIBOR + 3.75%), 8/25/50(1)(2)	$2,605,383	$2,631,505

Series 2020-HQA4, Class M2, 3.239%, (1 mo. USD LIBOR + 3.15%), 9/25/50(1)(2)	5,105,834	5,146,118

		$7,777,623

Federal National Mortgage Association:

Series G94-7, Class PJ, 7.50%, 5/17/24	$67,675	$70,554

Series 1994-42, Class K, 6.50%, 4/25/24	50,596	53,400

Series 2009-62, Class WA, 5.577%, 8/25/39(7)	1,022,387	1,112,527

Series 2013-6, Class TA, 1.50%, 1/25/43	889,261	890,922

Series 2021-56, Class LZ, 2.50%, 9/25/51	6,673,841	6,619,243

Series 2021-61, Class LZ, 2.50%, 9/25/51	4,672,428	4,672,708

Series 2021-61, Class Z, 2.50%, 9/25/51	9,736,314	9,787,663

Series 2021-77, Class WZ, 3.00%, 8/25/50	3,300,000	3,307,813

Series 2021-77, Class Z, 3.00%, 5/25/51	25,000,000	25,087,272

Series 2021-79, Class Z, 3.00%, 11/25/51	15,000,000	14,901,759

Interest Only:(5)

Series 2004-46, Class SI, 5.911%, (6.00% - 1 mo. USD LIBOR), 5/25/34(4)	1,855,236	261,680

Series 2005-17, Class SA, 6.611%, (6.70% - 1 mo. USD LIBOR), 3/25/35(4)	1,452,789	299,830

Series 2005-71, Class SA, 6.661%, (6.75% - 1 mo. USD LIBOR), 8/25/25(4)	410,334	22,457

Series 2005-105, Class S, 6.611%, (6.70% - 1 mo. USD LIBOR), 12/25/35(4)	1,172,033	247,190

Series 2006-44, Class IS, 6.511%, (6.60% - 1 mo. USD LIBOR), 6/25/36(4)	1,011,649	211,483

Series 2006-65, Class PS, 7.131%, (7.22% - 1 mo. USD LIBOR), 7/25/36(4)	1,007,012	233,956

Series 2006-96, Class SN, 7.114%, (7.20% - 1 mo. USD LIBOR), 10/25/36(4)	1,225,016	233,363

Series 2006-104, Class SD, 6.551%, (6.64% - 1 mo. USD LIBOR), 11/25/36(4)	1,043,840	200,229

Series 2006-104, Class SE, 6.541%, (6.63% - 1 mo. USD LIBOR), 11/25/36(4)	695,893	133,247

Series 2007-50, Class LS, 6.361%, (6.45% - 1 mo. USD LIBOR), 6/25/37(4)	1,476,003	269,467

Series 2008-26, Class SA, 6.111%, (6.20% - 1 mo. USD LIBOR), 4/25/38(4)	1,831,155	372,725

Series 2008-61, Class S, 6.011%, (6.10% - 1 mo. USD LIBOR), 7/25/38(4)	3,207,819	527,119

Series 2010-135, Class SD, 5.911%, (6.00% - 1 mo. USD LIBOR), 6/25/39(4)	267,382	2,823

Security	Principal Amount	Value

Interest Only:(5) (continued)

Series 2011-101, Class IC, 3.50%, 10/25/26	$1,645,495	$90,171

Series 2011-101, Class IE, 3.50%, 10/25/26	1,228,261	64,554

Series 2011-104, Class IM, 3.50%, 10/25/26	2,225,857	132,341

Series 2012-52, Class DI, 3.50%, 5/25/27	3,950,395	298,868

Series 2012-94, Class KS, 6.561%, (6.65% - 1 mo. USD LIBOR), 5/25/38(4)	1,855,174	38,580

Series 2012-94, Class SL, 6.611%, (6.70% - 1 mo. USD LIBOR), 5/25/38(4)	1,391,381	29,147

Series 2012-97, Class PS, 6.061%, (6.15% - 1 mo. USD LIBOR), 3/25/41(4)	427,410	3,586

Series 2012-112, Class SB, 6.061%, (6.15% - 1 mo. USD LIBOR), 9/25/40(4)	300,967	2,088

Series 2012-124, Class IO, 1.402%, 11/25/42(7)	4,638,156	250,727

Series 2012-139, Class LS, 6.068%, (6.15% - 1 mo. USD LIBOR), 12/25/42(4)	3,601,068	751,123

Series 2012-147, Class SA, 6.011%, (6.10% - 1 mo. USD LIBOR), 1/25/43(4)	4,317,628	960,360

Series 2012-150, Class PS, 6.061%, (6.15% - 1 mo. USD LIBOR), 1/25/43(4)	4,529,931	789,197

Series 2012-150, Class SK, 6.061%, (6.15% - 1 mo. USD LIBOR), 1/25/43(4)	6,699,773	1,247,866

Series 2013-11, Class IO, 4.00%, 1/25/43	13,669,911	1,896,065

Series 2013-12, Class SP, 5.561%, (5.65% - 1 mo. USD LIBOR), 11/25/41(4)	912,755	68,389

Series 2013-15, Class DS, 6.111%, (6.20% - 1 mo. USD LIBOR), 3/25/33(4)	5,367,514	857,435

Series 2013-23, Class CS, 6.161%, (6.25% - 1 mo. USD LIBOR), 3/25/33(4)	2,842,202	458,637

Series 2013-54, Class HS, 6.211%, (6.30% - 1 mo. USD LIBOR), 10/25/41(4)	1,613,124	62,833

Series 2013-64, Class PS, 6.161%, (6.25% - 1 mo. USD LIBOR), 4/25/43(4)	2,780,278	396,179

Series 2013-66, Class JI, 3.00%, 7/25/43	4,575,227	830,805

Series 2013-75, Class SC, 6.161%, (6.25% - 1 mo. USD LIBOR), 7/25/42(4)	4,839,991	396,062

Series 2014-29, Class IG, 3.50%, 6/25/43	143,520	559

Series 2014-32, Class EI, 4.00%, 6/25/44	1,132,532	140,416

Series 2014-41, Class SA, 5.961%, (6.05% - 1 mo. USD LIBOR), 7/25/44(4)	1,853,011	328,916

Series 2014-43, Class PS, 6.011%, (6.10% - 1 mo. USD LIBOR), 3/25/42(4)	1,972,270	215,834

Series 2014-55, Class IN, 3.50%, 7/25/44	2,980,836	563,719

Series 2014-64, Class BI, 3.50%, 3/25/44	550,563	17,108

Series 2014-67, Class IH, 4.00%, 10/25/44	1,982,024	311,694

Series 2014-80, Class CI, 3.50%, 12/25/44	1,961,284	294,920

Series 2014-89, Class IO, 3.50%, 1/25/45	2,771,530	414,553

Series 2015-6, Class IM, 1.00%, (5.33% - 1 mo. USD LIBOR x 1.33, Cap 1.00%), 6/25/43(4)	2,858,605	30,752

26	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Interest Only:(5) (continued)

Series 2015-14, Class KI, 3.00%, 3/25/45	$3,707,230	$542,875

Series 2015-17, Class SA, 6.111%, (6.20% - 1 mo. USD LIBOR), 11/25/43(4)	440,761	3,782

Series 2015-22, Class GI, 3.50%, 4/25/45	1,153,422	157,514

Series 2015-31, Class SG, 6.011%, (6.10% - 1 mo. USD LIBOR), 5/25/45(4)	3,435,221	835,347

Series 2015-36, Class IL, 3.00%, 6/25/45	2,125,934	273,437

Series 2015-52, Class MI, 3.50%, 7/25/45	5,137,197	887,565

Series 2015-93, Class BS, 6.061%, (6.15% - 1 mo. USD LIBOR), 8/25/45(4)	2,218,732	187,602

Series 2017-46, Class NI, 3.00%, 8/25/42	681,845	2,142

Series 2018-21, Class IO, 3.00%, 4/25/48	6,036,712	679,302

		$85,032,480

Government National Mortgage Association:

Series 2021-136, Class Z, 2.50%, 8/20/51	$11,450,038	$11,413,343

Series 2021-139, Class ZJ, 2.50%, 8/20/51	3,801,278	3,810,131

Series 2021-154, Class ZC, 2.50%, 9/20/51	2,001,319	1,967,859

Series 2021-154, Class ZL, 3.00%, 9/20/51	21,760,568	21,780,402

Series 2021-165, Class MZ, 2.50%, 9/20/51	15,951,331	15,664,963

Series 2021-177, Class DZ, 3.00%, 10/20/51	4,000,000	4,011,445

Series 2021-182, Class UZ, 3.00%, 10/20/51	10,000,000	10,025,281

Interest Only:(5)

Series 2014-68, Class KI, 1.508%, 10/20/42(7)	3,782,696	133,193

Series 2017-104, Class SD, 6.114%, (6.20% - 1 mo. USD LIBOR), 7/20/47(4)	6,650,742	1,002,523

Series 2017-121, Class DS, 4.414%, (4.50% - 1 mo. USD LIBOR), 8/20/47(4)	4,806,149	521,621

Series 2017-137, Class AS, 4.414%, (4.50% - 1 mo. USD LIBOR), 9/20/47(4)	6,834,404	727,892

Series 2020-146, Class IQ, 2.00%, 10/20/50	22,441,436	2,203,193

Series 2020-146, Class QI, 2.00%, 10/20/50	11,651,110	1,146,137

Series 2020-151, Class HI, 2.50%, 10/20/50	1,744,122	124,764

Series 2020-154, Class PI, 2.50%, 10/20/50	17,245,170	1,275,313

Series 2020-167, Class KI, 2.00%, 11/20/50	36,672,672	3,417,453

Series 2020-176, Class HI, 2.50%, 11/20/50	42,584,923	3,409,779

Series 2020-191, Class AI, 2.00%, 12/20/50	34,141,073	3,192,392

Series 2021-46, Class IM, 2.50%, 3/20/51	3,753,334	315,786

Series 2021-56, Class SE, 2.25%, (2.30% - 30-day average SOFR), 10/20/50(4)	7,932,895	333,421

Series 2021-67, Class SA, 2.25%, (2.30% - 30-day average SOFR), 10/20/50(4)	52,847,372	2,467,787

Series 2021-77, Class SB, 3.664%, (3.75% - 1 mo. USD LIBOR), 5/20/51(4)	14,606,717	1,771,554

Series 2021-97, Class IG, 2.50%, 8/20/49	48,827,016	4,564,428

Series 2021-125, Class SA, 3.664%, (3.75% - 1 mo. USD LIBOR), 7/20/51(4)	19,753,406	1,754,019

Series 2021-160, Class IT, 2.50%, 9/20/51	20,229,667	2,027,701

Security	Principal Amount	Value

Interest Only:(5) (continued)

Series 2021-175, Class SA, 1.716%, (1.80% - 1 mo. USD LIBOR), 10/20/51(4)	$75,000,000	$2,246,595

Series 2021-187, Class SB, 1.713%, (1.80% - 1 mo. USD LIBOR), 10/20/51(4)	30,000,000	874,395

Series 2021-193, Class ES, (1.70% - 30-day average SOFR), 8/1/51(3)(4)	30,000,000	1,573,506

		$103,756,876

Total Collateralized Mortgage Obligations (identified cost $437,631,802)		$359,342,424

Commercial Mortgage-Backed Securities — 1.4%
Security	Principal Amount	Value

FRESB Mortgage Trust, Series 2021-SB91, Class X1, 0.678%, 8/25/41(7)	$25,000,000	$1,228,730

Government National Mortgage Association:

Series 2021-101, Class IO, 0.698%, 4/16/63(7)	29,477,119	2,145,818

Series 2021-132, Class IO, 0.713%, 4/16/63(7)	74,279,337	5,524,292

Series 2021-144, Class IO, 0.797%, 4/16/63(7)	29,856,718	2,335,993

Series 2021-186, Class IO, 0.77%, 5/16/63(7)	50,000,000	3,798,350

JPMBB Commercial Mortgage Securities Trust:

Series 2014-C22, Class D, 4.553%, 9/15/47(1)(7)	3,430,000	2,681,515

Series 2014-C25, Class D, 3.941%, 11/15/47(1)(7)	8,045,000	6,485,340

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class D, 4.351%, 8/15/46(1)(7)(8)	5,000,000	367,500

WF-RBS Commercial Mortgage Trust, Series 2014-C24, Class D, 3.692%, 11/15/47(1)	4,000,000	2,187,945

Total Commercial Mortgage-Backed Securities (identified cost $34,733,142)		$26,755,483

U.S. Government Agency Mortgage-Backed Securities — 26.3%
Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:

2.779%, (COF + 1.25%), with maturity at 2035(9)	$213,997	$219,983

4.382%, (COF + 1.25%), with maturity at 2030(9)	83,217	88,816

7.00%, with various maturities to 2036	851,775	964,546

8.00%, with maturity at 2026	19,091	20,657

		$1,294,002

27	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Federal National Mortgage Association:

2.00%, 30-Year, TBA(10)	$67,000,000	$66,870,171

2.50%, 30-Year, TBA(10)	160,000,000	163,974,952

3.344%, (COF + 1.25%), with maturity at 2035(9)	124,700	128,652

3.971%, (COF + 1.78%), with maturity at 2035(9)	544,908	580,763

6.00%, with maturity at 2032	197,688	225,549

6.50%, with maturity at 2036	430,814	490,245

7.00%, with maturity at 2037	358,750	408,650

8.50%, with maturity at 2032	123,246	143,807

9.50%, with maturity at 2028	45,329	50,222

		$232,873,011

Government National Mortgage Association:

2.50%, with maturity at 2051	$117,211,599	$120,666,212

3.00%, 30-Year, TBA(10)	20,000,000	20,744,929

3.00%, with various maturities to 2051	113,284,538	118,033,387

		$259,444,528

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $496,029,917)		$493,611,541

Common Stocks — 0.5%
Security	Shares	Value

Bulgaria — 0.3%

Eurohold Bulgaria AD(11)	5,140,100	$6,501,296

Total Bulgaria		$6,501,296

Iceland — 0.2%

Arion Banki HF(1)	1,126,817	$1,706,037

Eik Fasteignafelag HF(11)	1,980,300	190,758

Eimskipafelag Islands HF	125,154	429,358

Hagar HF	530,600	261,388

Reginn HF(11)	808,000	194,179

Reitir Fasteignafelag HF	544,900	346,603

Siminn HF	5,098,858	483,368

Total Iceland		$3,611,691

Total Common Stocks (identified cost $7,348,699)		$10,112,987

Convertible Bonds — 0.3%
Security		Principal Amount (000’s omitted)	Value

Bermuda — 0.2%

Liberty Latin America, Ltd., 2.00%, 7/15/24	USD	4,184	$4,202,305

Total Bermuda			$4,202,305

India — 0.1%

Indiabulls Housing Finance, Ltd., 4.50%, 9/28/26(12)	USD	1,325	$1,262,526

Total India			$1,262,526

Total Convertible Bonds (identified cost $5,105,969)			$5,464,831

Foreign Corporate Bonds — 6.3%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.6%

Generacion Mediterranea S.A./Central Termica Roca S.A., 15.00%, 5/5/23(1)(13)	USD	1,050	$1,034,540

IRSA Propiedades Comerciales S.A., 8.75%, 3/23/23(12)	USD	493	471,597

Telecom Argentina S.A., 8.00%, 7/18/26(12)	USD	2,730	2,543,527

Transportadora de Gas del Sur S.A., 6.75%, 5/2/25(12)	USD	1,740	1,625,473

YPF S.A.:

4.00% to 1/1/23, 2/12/26(1)(14)	USD	1,918	1,653,992

4.00% to 1/1/23, 2/12/26(12)(14)	USD	3,105	2,677,594

6.95%, 7/21/27(12)	USD	894	650,005

8.50%, 7/28/25(12)	USD	1,207	978,587

Total Argentina			$11,635,315

Armenia — 0.2%

Ardshinbank CJSC Via Dilijan Finance BV, 6.50%, 1/28/25(12)	USD	3,400	$3,387,060

Total Armenia			$3,387,060

Belarus — 0.1%

Eurotorg, LLC Via Bonitron DAC, 9.00%, 10/22/25(12)	USD	1,829	$1,912,219

Total Belarus			$1,912,219

28	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Brazil — 0.9%

Amaggi Luxembourg International S.a.r.l., 5.25%, 1/28/28(12)	USD	750	$753,994

Braskem America Finance Co., 7.125%, 7/22/41(12)	USD	1,072	1,301,156

Braskem Netherlands Finance BV, 5.875%, 1/31/50(12)	USD	2,814	2,998,809

Guara Norte S.a.r.l., 5.198%, 6/15/34(12)	USD	945	927,472

MC Brazil Downstream Trading S.a.r.l., 7.25%, 6/30/31(1)	USD	1,965	1,915,875

MV24 Capital BV, 6.748%, 6/1/34(12)	USD	630	651,384

Odebrecht Offshore Drilling Finance, Ltd.:

6.72%, 12/1/22(1)	USD	170	168,903

6.72%, 12/1/22(12)	USD	1,444	1,436,632

Oi Movel S.A., 8.75%, 7/30/26(12)	USD	3,758	3,910,199

Petrobras Global Finance BV, 6.90%, 3/19/49	USD	1,392	1,465,080

Vale S.A., 2.762% (15)(16)	BRL	14,736	1,388,511

Total Brazil			$16,918,015

Bulgaria — 0.1%

Eurohold Bulgaria AD, 6.50%, 12/7/22(12)	EUR	2,000	$2,258,204

Total Bulgaria			$2,258,204

China — 0.2%

CIFI Holdings Group Co., Ltd., 5.50%, 1/23/22(12)	USD	1,300	$1,287,127

Kaisa Group Holdings, Ltd., 9.375%, 6/30/24(12)	USD	850	243,951

Shimao Group Holdings, Ltd., 5.60%, 7/15/26(12)	USD	1,650	1,561,185

Times China Holdings, Ltd., 5.55%, 6/4/24(12)	USD	2,115	1,726,723

Total China			$4,818,986

Colombia — 0.1%

Gran Tierra Energy International Holdings, Ltd.:

6.25%, 2/15/25(1)	USD	278	$257,659

6.25%, 2/15/25(12)	USD	738	684,000

Total Colombia			$941,659

El Salvador — 0.1%

AES El Salvador Trust II, 6.75%, 3/28/23(12)	USD	1,409	$1,308,552

Total El Salvador			$1,308,552

Georgia — 0.2%

Georgia Capital JSC, 6.125%, 3/9/24(12)	USD	1,850	$1,908,275

Silknet JSC, 11.00%, 4/2/24(12)	USD	558	600,732

TBC Bank JSC, 8.894% to 11/6/26(3)(12)(15)(17)	USD	816	816,000

Total Georgia			$3,325,007

Security		Principal Amount (000’s omitted)	Value

Honduras — 0.1%

Inversiones Atlantida S.A., 7.50%, 5/19/26(12)	USD	1,735	$1,799,912

Total Honduras			$1,799,912

Iceland — 0.3%

Arion Banki HF, 6.00%, 4/12/24(12)	ISK	440,000	$3,577,003

Islandsbanki HF, 6.40%, 10/26/23	ISK	120,000	976,332

Landsbankinn HF, 5.00%, 11/23/23(12)	ISK	120,000	954,784

WOW Air HF:

0.00%(13)(15)(18)	EUR	20	0

0.00%, (3 mo. EURIBOR + 9.00%), 9/24/24(13)(18)	EUR	900	0

Total Iceland			$5,508,119

India — 0.1%

JSW Steel, Ltd., 5.05%, 4/5/32(12)	USD	982	$999,261

Network i2i, Ltd., 3.975% to 3/3/26(12)(15)(17)	USD	1,010	1,020,186

Total India			$2,019,447

Indonesia — 0.1%

Alam Sutera Realty Tbk PT:

6.00%, (6.00% cash or 6.25% PIK), 5/2/24(19)	USD	881	$754,594

6.25%, (6.25% cash or 6.50% PIK), 11/2/25(12)(19)	USD	2,500	1,978,025

Total Indonesia			$2,732,619

Mexico — 0.6%

Alpha Capital DIP, 1.00%, 2/5/22	USD	68	$68,000

Alpha Holding S.A. de CV:

9.00%, 2/10/25(12)(18)	USD	2,815	400,068

10.00%, 12/19/22(12)(18)	USD	1,529	217,301

Braskem Idesa SAPI:

6.99%, 2/20/32(12)	USD	970	994,250

7.45%, 11/15/29(12)	USD	3,559	3,781,438

Grupo Kaltex S.A. de CV, 8.875%, 4/11/22(12)	USD	2,637	2,476,459

Petroleos Mexicanos:

5.95%, 1/28/31	USD	1,500	1,478,738

6.75%, 9/21/47	USD	1,930	1,711,061

Total Mexico			$11,127,315

Moldova — 0.1%

Aragvi Finance International DAC, 8.45%, 4/29/26(12)	USD	2,360	$2,440,516

Total Moldova			$2,440,516

29	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Nigeria — 0.1%

SEPLAT Petroleum Development Co. PLC, 7.75%, 4/1/26(12)	USD	1,277	$1,317,225

Total Nigeria			$1,317,225

Paraguay — 0.2%

Banco Continental SAE, 2.75%, 12/10/25(12)	USD	515	$511,073

Frigorifico Concepcion S.A., 7.70%, 7/21/28(1)	USD	3,145	3,210,275

Total Paraguay			$3,721,348

Peru — 0.3%

Auna SAA, 6.50%, 11/20/25(12)	USD	2,300	$2,394,898

PetroTal Corp., 12.00%, 2/16/24(1)(12)	USD	1,540	1,632,400

Telefonica del Peru SAA, 7.375%, 4/10/27(12)	PEN	4,500	1,043,129

Total Peru			$5,070,427

Russia — 0.2%

Gazprom PJSC Via Gaz Finance PLC, 4.599% to 10/26/25(12)(15)(17)	USD	1,115	$1,159,600

Hacienda Investments, Ltd. Via DME Airport DAC, 5.35%, 2/8/28(12)	USD	900	943,476

Tinkoff Bank JSC Via TCS Finance, Ltd., 6.00% to 12/20/26(12)(15)(17)	USD	2,446	2,439,151

Total Russia			$4,542,227

Saint Lucia — 0.1%

Digicel International Finance, Ltd./Digicel Holdings Bermuda, Ltd., 8.75%, 5/25/24(12)	USD	2,453	$2,548,054

Total Saint Lucia			$2,548,054

Saudi Arabia — 0.1%

Dar Al-Arkan Sukuk Co., Ltd., 6.875%, 4/10/22(12)	USD	1,640	$1,671,980

Total Saudi Arabia			$1,671,980

Singapore — 0.2%

Puma International Financing S.A., 5.00%, 1/24/26(12)	USD	1,782	$1,791,587

TBLA International Pte Ltd., 7.00%, 1/24/23(12)	USD	2,502	2,436,473

Total Singapore			$4,228,060

South Africa — 0.3%

HTA Group, Ltd., 7.00%, 12/18/25(12)	USD	930	$975,775

Petra Diamonds US Treasury PLC, 10.50% PIK, 3/8/26(12)(19)	USD	4,596	4,751,253

Total South Africa			$5,727,028

Security		Principal Amount (000’s omitted)	Value

Turkey — 0.4%

Akbank T.A.S., 7.20% to 3/16/22, 3/16/27(12)(17)	USD	1,050	$1,057,532

Limak Iskenderun Uluslararasi Liman Isletmeciligi AS, 9.50%, 7/10/36(12)	USD	2,305	2,309,456

QNB Finansbank AS, 6.875%, 9/7/24(12)	USD	1,505	1,615,712

Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25(12)	USD	2,022	2,127,093

Total Turkey			$7,109,793

Ukraine — 0.3%

Kernel Holding S.A.:

6.75%, 10/27/27(12)	USD	800	$851,285

8.75%, 1/31/22(12)	USD	1,850	1,877,669

Metinvest BV:

5.625%, 6/17/25(12)	EUR	1,340	1,644,141

7.75%, 10/17/29(12)	USD	350	382,060

8.50%, 4/23/26(12)	USD	706	796,555

Total Ukraine			$5,551,710

United Arab Emirates — 0.2%

NBK Tier 1 Financing, Ltd., 3.625% to 8/24/26(12)(15)(17)	USD	1,490	$1,484,256

Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24(12)	USD	1,610	1,668,789

Total United Arab Emirates			$3,153,045

Uzbekistan — 0.1%

Ipoteka-Bank ATIB, 16.00%, 4/16/24(12)	UZS	7,100,000	$668,341

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV (FMO), 15.00%, 12/8/22(12)	UZS	3,000,000	281,090

Total Uzbekistan			$949,431

Total Foreign Corporate Bonds (identified cost $118,657,099)			$117,723,273

Loan Participation Notes — 0.0%(20)
Security		Principal Amount (000’s omitted)	Value

Uzbekistan — 0.0%(20)

Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/23(12)(13)(21)	UZS	2,619,000	$247,899

30	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Uzbekistan (continued)

Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank “Asaka”), 18.70%, 7/26/23(12)(13)(21)	UZS	2,952,000	$278,399

Total Loan Participation Notes (identified cost $555,773)			$526,298

Reinsurance Side Cars — 2.1%
Security		Principal Amount/ Shares	Value

Eden Re II, Ltd., Series 2018A, 0.00%, 3/22/22(1)(13)(22)		$7,471	$37,168

Eden Re II, Ltd., Series 2018B, 0.00%, 3/22/22(1)(13)(22)		$8,667	117,944

Eden Re II, Ltd., Series 2019A, 0.00%, 3/22/23(1)(13)(22)		$1,440	17,905

Eden Re II, Ltd., Series 2019B, 0.00%, 3/22/23(1)(13)(22)		$11,140	347,992

Eden Re II, Ltd., Series 2020A, 0.00%, 3/22/24(1)(13)(22)		$990,000	913,572

Eden Re II, Ltd., Series 2021A, 0.00%, 3/21/25(1)(13)(22)		$900,000	908,820

Eden Re II, Ltd., Series 2021B, 0.00%, 3/21/25(1)(13)(22)		$8,900,000	8,972,980

Mt. Logan Re, Ltd., Series 13, Preference Shares(11)(13)(22)(23)		10,000	10,461,915

Mt. Logan Re, Ltd., Series 17, Preference Shares(11)(13)(22)(23)		860	869,861

Mt. Logan Re, Ltd., Special Investment Series 13, 12/18(11)(13)(22)(23)		2,000	427,488

Mt. Logan Re, Ltd., Special Investment Series 13, 12/19(11)(13)(22)(23)		1,829	639,669

Sussex Capital, Ltd., Designated Investment Series 5, 5/19(11)(13)(22)(23)		249	39,368

Sussex Capital, Ltd., Designated Investment Series 5, 12/19(11)(13)(22)(23)		791	20,182

Sussex Capital, Ltd., Designated Investment Series 5, 6/20(11)(13)(22)(23)		434	105,618

Sussex Capital, Ltd., Designated Investment Series 5, 12/20(11)(13)(22)(23)		292	78,783

Sussex Capital, Ltd., Designated Investment Series 5, 4/21(11)(13)(22)(23)		247	193,498

Sussex Capital, Ltd., Series 5, Preference Shares(11)(13)(22)(23)		6,000	6,130,752

Sussex Capital, Ltd., Series 15, Preference Shares(11)(13)(22)(23)		5,000	4,751,824

Sussex Re, Ltd., Series 2020A(11)(13)(22)(23)		4,081,939	233,895

Sussex Re, Ltd., Series 2021A(11)(13)(22)(23)		4,154,232	4,042,068

Versutus Re, Ltd., Series 2019(11)(13)(22)(23)		220,133	41,143

Total Reinsurance Side Cars (identified cost $35,493,664)			$39,352,445

Sovereign Government Bonds — 22.1%
Security		Principal Amount (000’s omitted)	Value

China — 1.5%

China Development Bank, 3.70%, 10/20/30	CNY	170,000	$27,246,509

Total China			$27,246,509

Egypt — 2.0%

Egypt Government Bond:

14.483%, 4/6/26	EGP	560,377	$36,061,448

14.563%, 7/6/26	EGP	27,330	1,746,535

Total Egypt			$37,807,983

Iceland — 1.1%

Republic of Iceland:

5.00%, 11/15/28	ISK	852,032	$6,992,143

6.50%, 1/24/31	ISK	1,234,839	11,289,181

8.00%, 6/12/25	ISK	194,682	1,726,941

Total Iceland			$20,008,265

Indonesia — 5.7%

Indonesia Government Bond, 6.50%, 2/15/31	IDR	1,488,701,000	$107,705,560

Total Indonesia			$107,705,560

New Zealand — 1.7%

New Zealand Government Bond:

2.75%, 5/15/51	NZD	19,000	$12,952,134

3.00%, 9/20/30(12)(24)	NZD	21,187	18,614,747

Total New Zealand			$31,566,881

Serbia — 1.9%

Serbia Treasury Bond:

4.50%, 8/20/32	RSD	3,419,480	$34,973,565

5.875%, 2/8/28	RSD	3,280	36,577

Total Serbia			$35,010,142

South Africa — 4.9%

Republic of South Africa, 10.50%, 12/21/26	ZAR	1,289,363	$92,555,555

Total South Africa			$92,555,555

Suriname — 0.4%

Republic of Suriname, 9.25%, 10/26/26(12)(18)	USD	11,370	$8,243,250

Total Suriname			$8,243,250

31	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Thailand — 1.7%

Thailand Government Bond, 1.25%, 3/12/28(12)(24)	THB	1,073,944	$31,973,484

Total Thailand			$31,973,484

Ukraine — 1.2%

Ukraine Government Bond, 16.06%, 8/3/22	UAH	25,000	$981,866

Ukraine Government International Bond:

1.258%, GDP-Linked, 5/31/40(12)(25)	USD	4,433	4,682,489

11.67%, 11/22/23	UAH	25,000	938,811

15.84%, 2/26/25	UAH	394,170	16,250,643

Total Ukraine			$22,853,809

Total Sovereign Government Bonds (identified cost $419,677,024)			$414,971,438

Sovereign Loans — 0.1%
Borrower		Principal Amount (000’s omitted)	Value

Nigeria — 0.1%

Bank of Industry Limited, Term Loan, 6.116%, (3 mo. USD LIBOR + 6.00%), 12/14/23(2)(26)		$2,050	$2,044,045

Total Sovereign Loans (identified cost $2,055,986)			$2,044,045

U.S. Government Guaranteed Small Business Administration Loans(27)(28) — 1.9%
Security		Principal Amount	Value

0.66%, 3/15/30		$2,695,021	$43,203

0.73%, 7/15/31		2,899,972	74,645

0.93%, 5/15/42		1,591,596	50,153

0.98%, 4/15/32		1,336,968	48,688

1.31%, 4/15/42 to 7/15/42		5,780,529	273,660

1.34%, 9/15/41		1,854,634	88,259

1.38%, 6/15/41		3,111,968	144,075

1.56%, 7/15/42		1,129,203	60,999

1.59%, 10/21/36		1,220,922	58,982

1.61%, 12/15/41 to 7/15/42		5,296,621	305,511

1.63%, 9/15/41		1,929,869	113,888

1.68%, 7/15/41		1,935,606	122,967

1.73%, 10/15/33 to 11/21/41		2,746,174	161,897

1.81%, 12/21/41 to 11/15/42		7,726,475	492,013

Security	Principal Amount	Value

1.86%, 12/28/41 to 6/15/42	$16,424,643	$1,050,170

1.91%, 2/15/42 to 7/15/42	6,734,971	476,870

1.93%, 7/15/42	1,726,731	118,986

1.96%, 11/29/30 to 8/15/42	4,891,692	316,497

2.06%, 5/15/42 to 7/15/42	5,067,014	364,573

2.11%, 4/15/33 to 7/15/42	4,653,473	325,520

2.16%, 5/15/42 to 6/15/42	3,849,464	276,432

2.21%, 8/15/42	3,215,432	243,771

2.23%, 1/15/41 to 7/15/41	2,703,100	217,092

2.28%, 11/1/29	1,216,859	64,035

2.31%, 4/15/42 to 7/15/42	5,098,647	434,670

2.36%, 1/16/42 to 6/15/42	16,408,999	1,360,576

2.38%, 6/15/42	1,543,971	127,838

2.39%, 7/15/40	1,364,846	103,395

2.41%, 1/15/38 to 7/15/42	13,781,129	1,156,225

2.43%, 3/15/41 to 1/5/42	3,026,314	250,268

2.46%, 12/15/26 to 8/15/42	9,185,216	680,848

2.48%, 2/23/41	1,110,779	96,962

2.56%, 1/15/41 to 7/15/42	3,169,017	299,866

2.59%, 4/15/36	1,381,869	113,495

2.61%, 6/15/33 to 7/15/42	4,701,442	420,366

2.66%, 3/15/42 to 6/15/42	4,522,096	432,049

2.68%, 4/15/41 to 4/15/42	3,359,627	329,151

2.71%, 7/15/31 to 8/15/42	17,320,734	1,666,062

2.78%, 1/15/42 to 3/15/43(29)	13,965,393	1,439,806

2.86%, 5/15/32 to 7/15/42	14,749,222	1,505,551

2.89%, 8/15/40	1,001,332	92,851

2.91%, 12/15/41 to 7/15/42	12,102,717	1,301,535

2.92%, 10/25/41 to 1/7/43(29)	26,568,249	2,800,022

2.93%, 4/15/41 to 7/15/42	4,117,598	411,284

2.96%, 2/15/27 to 1/15/43	11,474,118	1,101,478

2.98%, 2/15/41 to 7/15/42	8,540,389	991,915

3.03%, 7/15/41 to 6/15/42	2,419,257	263,970

3.11%, 12/15/41 to 6/15/42	5,493,219	589,025

3.13%, 6/15/32	584,608	57,036

3.16%, 5/15/42 to 1/15/43	15,490,965	1,818,146

3.19%, 8/15/39	1,482,273	156,125

3.21%, 12/15/26 to 7/15/42	11,590,624	1,194,652

3.24%, 7/15/28 to 4/15/42	2,577,857	220,025

3.28%, 6/21/26 to 7/15/42	5,404,745	555,902

3.36%, 3/15/42 to 5/15/42	2,999,285	358,319

3.41%, 4/15/42 to 12/15/42	5,568,120	699,891

3.43%, 9/15/41	904,247	102,536

3.46%, 2/15/27 to 8/15/42	10,794,663	1,037,592

3.48%, 5/15/36 to 7/15/42	3,347,782	402,554

3.53%, 6/15/26 to 8/15/42	1,782,875	133,676

3.61%, 6/15/32 to 6/15/42	7,135,053	979,579

32	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

3.64%, 8/15/41 to 12/15/41	$3,610,491	$510,210

3.66%, 5/15/42 to 7/15/42	6,353,208	867,213

3.68%, 11/15/31 to 5/15/42	3,859,569	506,668

3.71%, 1/15/24 to 7/15/42	20,901,567	1,964,541

3.73%, 1/15/37	1,754,889	189,208

3.78%, 2/15/27 to 6/15/42	5,396,070	680,042

Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $43,776,874)		$35,896,009

Senior Floating-Rate Loans — 0.1%(30)
Borrower/Description	Principal Amount (000’s omitted)	Value

Dominican Republic — 0.1%

Ingenieria Estrella, S.A., and Dominicana Cooperatief U.A., Term Loan, 5.17%, (6 mo. USD LIBOR + 5.00%), 11/29/24	$1,808	$1,763,997

Total Senior Floating-Rate Loans (identified cost $1,744,267)		$1,763,997

Short-Term Investments — 21.2%

Affiliated Fund — 17.0%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(31)	320,744,078	$320,744,078

Total Affiliated Fund (identified cost $320,744,078)		$320,744,078

Repurchase Agreements — 2.4%
Description	Principal Amount (000’s omitted)	Value

Barclays Bank PLC:

Dated 10/27/21 with an interest rate of 0.50% payable by the Portfolio, collateralized by $7,715,000 Peruvian Government International Bond, 3.55%, due 3/10/51 and a market value, including accrued interest, of $7,843,063(32)	$8,025	$8,024,794

Dated 10/28/21 with an interest rate of 0.20% payable by the Portfolio, collateralized by $8,000,000 Corp. Nacional del Cobre de Chile, 4.375%, due 2/5/49 and a market value, including accrued interest, of $9,120,580(32)	9,121	9,121,414

Description		Principal Amount (000’s omitted)	Value

Barclays Bank PLC: (continued)

Dated 10/28/21 with an interest rate of 0.25% payable by the Portfolio, collateralized by $5,785,000 Peruvian Government International Bond, 5.625%, due 11/18/50 and a market value, including accrued interest, of $8,047,680(32)		$8,185	$8,185,312

Dated 10/28/21 with an interest rate of 0.20% payable by the Portfolio, collateralized by $8,500,000 Chile Government International Bond, 3.50%, due 1/25/50 and a market value, including accrued interest, of $8,747,293(32)		8,807	8,807,459

JPMorgan Chase Bank, N.A.:

Dated 10/25/21 with a maturity date of 11/1/21, an interest rate of 0.30% payable by the Portfolio and repurchase proceeds of $10,808,422, collateralized by GBP 3,555,244 United Kingdom Gilt Bond, 0.25%, due 3/22/52 and a market value, including accrued interest, of $10,551,788		10,809	10,808,962

Total Repurchase Agreements (identified cost $44,947,941)			$44,947,941

Sovereign Government Securities — 1.4%
Security		Principal Amount (000’s omitted)	Value

Egypt — 1.4%

Egypt Treasury Bill:

0.00%, 11/2/21	EGP	309,150	$19,699,002

0.00%, 11/30/21	EGP	16,400	1,037,856

0.00%, 12/28/21	EGP	55,425	3,476,805

0.00%, 1/25/22	EGP	38,025	2,353,257

Total Egypt			$26,566,920

Total Sovereign Government Securities (identified cost $26,575,438)			$26,566,920

33	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

U.S. Treasury Obligations — 0.4%
Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill:

0.00%, 11/4/21(33)		$3,675	$3,674,991

0.00%, 12/9/21(33)		3,325	3,324,786

Total U.S. Treasury Obligations (identified cost $6,999,859)			$6,999,777

Total Short-Term Investments (identified cost $399,267,316)			$399,258,716

Total Purchased Swaptions – 0.0%(20) (identified cost $1,143,186)			$10,696

Total Investments – 112.1% (identified cost $2,207,273,518)			$2,108,328,439

Securities Sold Short — (2.4)%

Foreign Corporate Bonds — (0.5)%
Security		Principal Amount (000’s omitted)	Value

Chile — (0.5)%

Corp. Nacional del Cobre de Chile, 4.375%, 2/5/49(12)		$(8,000)	$(9,036,969)

Total Chile			$(9,036,969)

Total Foreign Corporate Bonds (proceeds $8,917,323)			$(9,036,969)

Sovereign Government Bonds — (1.9)%
Security		Principal Amount (000’s omitted)	Value

Chile — (0.5)%

Chile Government International Bond, 3.50%, 1/25/50	USD	(8,500)	$(8,667,960)

Total Chile			$(8,667,960)

Peru — (0.8)%

Peruvian Government International Bond:

3.55%, 3/10/51	USD	(7,715)	$(7,804,263)

5.625%, 11/18/50	USD	(5,785)	(7,900,343)

Total Peru			$(15,704,606)

Security		Principal Amount (000’s omitted)	Value

United Kingdom — (0.6)%

United Kingdom Gilt Bond, 0.25%, 3/22/52(12)(24)	GBP	(3,555)	$(10,550,470)

Total United Kingdom			$(10,550,470)

Total Sovereign Government Bonds (proceeds $33,757,567)			$(34,923,036)

Total Securities Sold Short (proceeds $42,674,890)			$(43,960,005)

TBA Sale Commitments — (3.6)%

U.S. Government Agency Mortgage-Backed Securities — (3.6)%
Security		Principal Amount (000’s omitted)	Value

Government National Mortgage Association, 2.00%, 30-Year, TBA(10)		$(67,000)	$(67,707,496)

Total U.S. Government Agency Mortgage-Backed Securities (proceeds $67,984,062)			$(67,707,496)

Total TBA Sale Commitments (proceeds $67,984,062)			$(67,707,496)

Other Assets, Less Liabilities — (6.1)%			$(115,599,903)

Net Assets — 100.0%			$1,881,061,035

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2021, the aggregate value of these securities is $233,808,035 or 12.4% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2021.

(3)	When-issued security. For a variable rate security, interest rate will be determined after October 31, 2021.

(4)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2021.

(5)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(6)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(7)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2021.

(8)	Represents an investment in an issuer that may be deemed to be an affiliate effective March 1, 2021 (see Note 8).

34	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

(9)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2021.

(10)

TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.

(11)	Non-income producing security.

(12)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2021, the aggregate value of these securities is $147,355,068 or 7.8% of the Portfolio’s net assets.

(13)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(14)	Step coupon security. Interest rate represents the rate in effect at October 31, 2021.

(15)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(16)	Variable rate security whose coupon rate is linked to the issuer’s mining activities revenue. The coupon rate shown represents the rate in effect at October 31, 2021.

(17)	Security converts to variable rate after the indicated fixed-rate coupon period.

(18)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(19)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(20)	Amount is less than 0.05%.

(21)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.

(22)

Security is subject to risk of loss depending on the occurrence, frequency and severity of the loss events that are covered by underlying reinsurance contracts and that may occur during a specified risk period.

(23)	Restricted security (see Note 5).

(24)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(25)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(26)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(27)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(28)	Securities comprise a trust that is wholly-owned by the Portfolio and may only be sold on a pro-rata basis with all securities in the trust.

(29)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2021 of all interest only securities comprising the certificate.

(30)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(31)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

(32)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

(33)	Security (or portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

Purchased Interest Rate Swaptions — 0.0%(20)

Description	Counterparty	Notional Amount		Expiration Date	Value

Option to enter into interest rate swap expiring 12/15/26 to pay 3-month ZAR-JIBAR and receive 5.73%	JPMorgan Chase Bank, N.A.	ZAR	91,740,000	12/15/21	$39

Option to enter into interest rate swap expiring 1/7/27 to pay 3-month ZAR-JIBAR and receive 5.70%	Bank of America, N.A.	ZAR	112,630,000	1/7/22	245

Option to enter into interest rate swap expiring 1/10/27 to pay 3-month ZAR-JIBAR and receive 5.70%	Bank of America, N.A.	ZAR	56,320,000	1/10/22	144

Option to enter into interest rate swap expiring 1/12/27 to pay 3-month ZAR-JIBAR and receive 5.70%	JPMorgan Chase Bank, N.A.	ZAR	221,740,000	1/12/22	632

Option to enter into interest rate swap expiring 1/17/27 to pay 3-month ZAR-JIBAR and receive 5.73%	JPMorgan Chase Bank, N.A.	ZAR	61,919,000	1/17/22	262

Option to enter into interest rate swap expiring 1/27/27 to pay 3-month ZAR-JIBAR and receive 5.74%	Bank of America, N.A.	ZAR	99,991,000	1/27/22	655

35	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Purchased Interest Rate Swaptions — (continued)

Description	Counterparty	Notional Amount		Expiration Date	Value

Option to enter into interest rate swap expiring 2/10/27 to pay 3-month ZAR-JIBAR and receive 5.88%	Goldman Sachs International	ZAR	55,230,000	2/10/22	$932

Option to enter into interest rate swap expiring 2/16/27 to pay 3-month ZAR-JIBAR and receive 6.18%	Bank of America, N.A.	ZAR	14,620,000	2/16/22	855

Option to enter into interest rate swap expiring 2/21/27 to pay 3-month ZAR-JIBAR and receive 6.47%	Bank of America, N.A.	ZAR	14,620,000	2/21/22	2,306

Option to enter into interest rate swap expiring 2/23/27 to pay 3-month ZAR-JIBAR and receive 6.47%	Goldman Sachs International	ZAR	11,210,000	2/23/22	1,773

Option to enter into interest rate swap expiring 2/23/27 to pay 3-month ZAR-JIBAR and receive 6.54%	Bank of America, N.A.	ZAR	14,620,000	2/23/22	2,853

Total					$10,696

Forward Commodity Contracts(1)

Settlement Date	Deliver	In Exchange For	Counterparty	Value/Unrealized Appreciation (Depreciation)

9/1/22	USD 8,366,876	Gold 4,300 Troy Ounces	Citibank, N.A.	$(680,755)

Total				$(680,755)

(1)	Non-deliverable contracts that are settled with the counterparty in cash.

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

IDR	793,572,645,131	USD	55,944,494	11/2/21	$69,104

IDR	793,572,645,131	USD	55,999,763	11/2/21	13,834

USD	55,999,763	IDR	793,572,645,131	11/2/21	(13,834)

USD	55,489,934	IDR	793,572,645,131	11/2/21	(523,664)

NZD	40,460,027	USD	28,121,580	11/4/21	871,375

USD	13,271,513	NZD	19,094,439	11/4/21	(411,231)

USD	22,241,472	NZD	32,000,000	11/4/21	(689,174)

KRW	2,370,000,000	USD	2,014,826	11/8/21	3,969

USD	2,071,841	KRW	2,370,000,000	11/8/21	53,045

AUD	42,245,000	USD	30,867,577	11/12/21	912,635

CLP	877,000,000	USD	1,100,376	11/12/21	(23,414)

USD	1,087,817	CLP	877,000,000	11/12/21	10,854

IDR	220,397,299,990	USD	15,166,343	11/15/21	308,113

USD	15,138,217	IDR	220,397,299,990	11/15/21	(336,239)

USD	37,998,173	ZAR	556,635,241	11/16/21	1,616,854

NZD	11,450,474	USD	8,094,912	11/22/21	108,313

USD	21,976,745	NZD	31,086,703	11/22/21	(294,056)

USD	36,103,234	NZD	51,069,006	11/22/21	(483,074)

GBP	6,720,544	USD	9,246,493	11/23/21	(48,956)

USD	1,397,677	ZAR	21,467,627	11/26/21	(3,670)

36	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	18,163,109	ZAR	278,976,268	11/26/21	$(47,690)

SEK	126,796,211	USD	14,517,958	11/29/21	249,484

SEK	60,300,000	USD	6,904,251	11/29/21	118,646

USD	3,076,137	MXN	62,462,496	11/29/21	54,478

USD	3,427,387	ZAR	53,102,216	11/29/21	(37,673)

BRL	7,660,000	USD	1,354,565	12/2/21	(5,172)

USD	1,912,940	ZAR	27,719,462	12/8/21	106,269

USD	1,879,159	ZAR	27,234,461	12/8/21	104,099

USD	974,076	ZAR	14,121,573	12/8/21	53,675

PEN	1,917,268	USD	467,341	12/9/21	12,481

USD	1,117,751	PEN	4,596,080	12/9/21	(32,481)

PEN	1,782,732	USD	433,860	12/10/21	12,274

PHP	153,800,000	USD	3,061,976	12/13/21	(23,864)

USD	2,974,567	PHP	153,800,000	12/13/21	(63,545)

EUR	245,209	USD	290,262	12/15/21	(6,507)

EUR	5,071,192	USD	6,002,947	12/15/21	(134,574)

USD	36,975,177	EUR	31,236,027	12/15/21	828,909

USD	26,954,692	EUR	22,770,885	12/15/21	604,270

USD	7,335,711	EUR	6,197,089	12/15/21	164,452

USD	5,738,411	EUR	4,847,716	12/15/21	128,644

USD	2,987,139	EUR	2,523,486	12/15/21	66,966

USD	1,065,361	EUR	900,000	12/15/21	23,883

USD	2,094,237	ZAR	30,131,883	12/15/21	132,124

USD	2,047,954	ZAR	31,251,159	12/22/21	14,812

USD	8,727,791	ZAR	130,883,702	12/23/21	213,854

USD	5,547,263	ZAR	84,963,546	1/3/22	28,323

COP	8,662,000,000	USD	2,244,845	1/4/22	45,765

USD	2,652,533	ZAR	40,370,220	1/6/22	31,283

IDR	80,900,000,000	USD	5,636,452	1/7/22	11,254

USD	5,690,991	IDR	80,900,000,000	1/7/22	43,285

RUB	202,100,000	USD	2,761,684	1/11/22	46,531

USD	2,788,160	RUB	202,100,000	1/11/22	(20,054)

USD	55,541,199	IDR	793,572,645,131	1/18/22	209,122

USD	25,281,872	IDR	361,300,710,000	1/18/22	90,078

USD	7,515,000	IDR	107,216,508,000	1/18/22	39,299

USD	20,213,538	IDR	286,830,105,500	1/21/22	220,919

USD	4,144,265	INR	314,500,000	1/21/22	(10,181)

IDR	64,700,000,000	USD	4,541,945	1/25/22	(34,239)

USD	4,531,130	IDR	64,700,000,000	1/25/22	23,424

CLP	1,439,000,000	USD	1,754,964	1/27/22	(3,940)

NZD	8,194,246	USD	5,849,626	1/27/22	13,439

USD	5,387,563	NZD	7,546,981	1/27/22	(12,377)

USD	8,361,734	NZD	11,713,245	1/27/22	(19,210)

KRW	3,086,000,000	USD	2,629,012	1/28/22	(6,505)

USD	2,640,993	KRW	3,086,000,000	1/28/22	18,485

					$4,393,299

37	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	3,039,673	UAH	81,676,000	Goldman Sachs International	11/1/21	$—	$(66,523)

THB	99,000,000	USD	3,005,464	Standard Chartered Bank	11/2/21	—	(21,964)

USD	2,949,062	THB	99,000,000	Standard Chartered Bank	11/2/21	—	(34,439)

MXN	28,600,000	USD	1,419,776	JPMorgan Chase Bank, N.A.	11/4/21	—	(30,828)

USD	1,424,501	MXN	28,600,000	Bank of America, N.A.	11/4/21	35,553	—

EUR	653,767	USD	754,290	Standard Chartered Bank	11/5/21	1,509	—

EGP	23,300,000	USD	1,421,599	Goldman Sachs International	11/8/21	59,278	—

USD	37,453,905	CNH	243,703,533	Bank of America, N.A.	11/10/21	—	(557,967)

EUR	2,826,317	CZK	72,000,000	JPMorgan Chase Bank, N.A.	11/11/21	26,211	—

USD	819,477	EUR	708,000	State Street Bank and Trust Company	11/12/21	871	—

USD	299,437	UAH	7,977,000	BNP Paribas	11/12/21	—	(2,868)

USD	432,250	UAH	11,500,000	Citibank, N.A.	11/12/21	—	(3,567)

USD	980,524	ZAR	14,579,433	Bank of America, N.A.	11/16/21	27,622	—

USD	588,256	ZAR	8,747,659	Bank of America, N.A.	11/16/21	16,515	—

USD	639,481	ZAR	9,534,825	Bank of America, N.A.	11/16/21	16,291	—

USD	32,399,814	THB	1,074,872,439	Standard Chartered Bank	11/18/21	11,940	—

EUR	1,871,492	HUF	665,000,000	Bank of America, N.A.	11/19/21	29,286	—

HUF	665,000,000	EUR	1,886,439	Standard Chartered Bank	11/19/21	—	(46,571)

USD	758,363	UAH	20,108,000	Citibank, N.A.	11/19/21	—	(1,472)

MXN	24,962,496	USD	1,229,674	Citibank, N.A.	11/22/21	—	(20,767)

MXN	38,567,943	USD	1,899,889	Citibank, N.A.	11/22/21	—	(32,086)

USD	2,354,115	ILS	7,600,000	HSBC Bank USA, N.A.	11/22/21	—	(47,827)

USD	321,585	UAH	8,522,000	BNP Paribas	11/22/21	—	(44)

USD	13,995,069	ZAR	211,412,808	Standard Chartered Bank	11/23/21	189,421	—

USD	4,197,091	ZAR	63,423,842	Standard Chartered Bank	11/23/21	55,396	—

USD	1,076,941	ZAR	16,268,521	Standard Chartered Bank	11/23/21	14,576	—

USD	322,972	ZAR	4,880,556	Standard Chartered Bank	11/23/21	4,263	—

USD	1,493,406	UAH	40,994,000	BNP Paribas	11/30/21	—	(48,668)

USD	1,617,541	MYR	6,750,000	Goldman Sachs International	12/7/21	—	(7,741)

THB	63,000,000	USD	1,926,462	Standard Chartered Bank	12/13/21	—	(28,448)

USD	3,533,365	EUR	2,984,929	BNP Paribas	12/15/21	79,211	—

USD	1,328,958	EUR	1,122,682	BNP Paribas	12/15/21	29,793	—

USD	5,036,941	SGD	6,810,000	UBS AG	12/24/21	—	(11,942)

EUR	3,085,540	PLN	14,250,000	UBS AG	12/28/21	4,874	—

PLN	14,250,000	EUR	3,113,762	HSBC Bank USA, N.A.	12/28/21	—	(37,546)

USD	21,496,385	CNH	140,000,000	HSBC Bank USA, N.A.	12/28/21	—	(256,298)

USD	21,496,722	CNH	140,000,000	UBS AG	12/28/21	—	(255,961)

USD	1,208,455	ZAR	18,000,000	UBS AG	12/28/21	38,324	—

ZAR	18,000,000	USD	1,211,630	HSBC Bank USA, N.A.	12/28/21	—	(41,498)

TRY	15,400,000	USD	1,552,438	Standard Chartered Bank	1/6/22	—	(447)

USD	1,658,173	TRY	15,400,000	Standard Chartered Bank	1/6/22	106,182	—

HUF	4,700,000,000	EUR	13,001,743	Citibank, N.A.	1/10/22	1,113	—

PLN	67,027,608	EUR	14,561,071	Citibank, N.A.	1/10/22	—	(89,676)

CNH	74,903,533	USD	11,545,468	Citibank, N.A.	1/20/22	70,396	—

MXN	11,500,000	USD	561,051	Citibank, N.A.	1/21/22	—	(9,386)

38	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

MXN	17,700,000	USD	863,531	Citibank, N.A.	1/21/22	$—	$(14,446)

USD	1,964,482	MXN	40,300,000	JPMorgan Chase Bank, N.A.	1/27/22	33,161	—

EGP	23,320,000	USD	1,449,708	Goldman Sachs International	1/31/22	—	(1,285)

USD	4,209,726	BHD	1,605,000	Bank of America, N.A.	3/14/22	—	(40,619)

USD	8,407,724	SAR	32,004,000	Standard Chartered Bank	3/14/22	—	(118,800)

USD	20,243,572	SAR	77,035,000	Standard Chartered Bank	3/14/22	—	(280,136)

USD	4,215,852	BHD	1,625,000	Standard Chartered Bank	3/16/22	—	(87,325)

USD	4,112,475	BHD	1,585,976	Standard Chartered Bank	3/16/22	—	(87,361)

USD	8,429,122	BHD	3,217,000	Standard Chartered Bank	3/16/22	—	(89,843)

USD	8,651,101	SAR	32,792,000	BNP Paribas	3/24/22	—	(84,917)

USD	12,976,517	SAR	49,181,000	HSBC Bank USA, N.A.	3/24/22	—	(125,646)

USD	15,526,212	SAR	58,790,000	Standard Chartered Bank	3/28/22	—	(135,537)

USD	23,292,293	OMR	9,293,625	BNP Paribas	8/29/22	—	(768,161)

USD	5,030,996	BHD	1,911,024	Standard Chartered Bank	3/13/23	—	(3,272)

USD	4,226,390	SAR	15,887,000	Standard Chartered Bank	3/13/23	2,451	—

USD	6,711,224	BHD	2,554,000	Standard Chartered Bank	3/15/23	—	(16,686)

USD	11,776,656	OMR	4,666,500	BNP Paribas	4/8/24	—	(51,406)

USD	11,825,022	OMR	4,664,971	Standard Chartered Bank	4/22/24	835	—

USD	8,189,339	OMR	3,237,000	BNP Paribas	7/8/24	—	(15,405)

USD	5,155,499	OMR	2,039,000	Standard Chartered Bank	7/15/24	—	(12,703)

USD	954,425	OMR	378,000	BNP Paribas	7/29/24	—	(3,682)

						$855,072	$(3,591,764)

Non-deliverable Bond Forward Contracts*

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)

11/23/21	COP	27,410,880	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	$7,279,025	$(154,970)

11/24/21	COP	25,232,830	Republic of Colombia, 6.00%, 4/28/28	Bank of America, N.A.	6,700,639	(146,496)

11/25/21	COP	8,038,070	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	2,134,529	(14,175)

11/26/21	COP	8,255,529	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	2,192,276	(29,615)

12/2/21	COP	27,410,880	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	7,279,025	—

						$(345,256)

*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

39	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

CME 90-Day Eurodollar	2,927	Long	12/19/22	$725,383,775	$(2,561,183)

U.S. 2-Year Treasury Note	18	Long	12/31/21	3,946,500	(16,791)

U.S. 5-Year Treasury Note	5	Long	12/31/21	608,750	(2,704)

U.S. 10-Year Treasury Note	74	Long	12/21/21	9,672,031	(188,881)

U.S. Ultra-Long Treasury Bond	176	Long	12/21/21	34,567,500	888,910

Euro-Bobl	(4)	Short	12/8/21	(618,506)	9,520

Euro-Buxl	(14)	Short	12/8/21	(3,382,132)	14,230

U.S. 10-Year Treasury Note	(1,752)	Short	12/21/21	(228,991,875)	4,531,895

U.S. Long Treasury Bond	(2)	Short	12/21/21	(321,687)	4,887

					$2,679,883

Centrally Cleared Inflation Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	5,003	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.60% (pays upon termination)	8/15/32	$226,211

EUR	19,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.69% (pays upon termination)	11/15/32	592,572

EUR	5,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	(161,593)

EUR	5,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	(154,243)

EUR	5,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	(154,243)

EUR	5,003	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.79% (pays upon termination)	8/15/42	(429,516)

EUR	19,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.89% (pays upon termination)	11/15/42	(921,019)

EUR	5,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	313,574

EUR	5,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	317,115

40	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	5,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	$317,115

USD	8,770	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.29% (pays upon termination)	1/26/26	(611,292)

USD	8,770	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.29% (pays upon termination)	1/26/26	(611,292)

USD	8,770	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.26% (pays upon termination)	1/27/26	(626,474)

USD	8,780	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.26% (pays upon termination)	1/27/26	(626,035)

USD	4,910	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.28% (pays upon termination)	1/28/26	(346,850)

USD	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.28% (pays upon termination)	4/20/30	896,423

USD	8,770	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.33% (pays upon termination)	1/26/31	689,396

USD	8,770	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.33% (pays upon termination)	1/26/31	688,200

USD	8,780	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.31% (pays upon termination)	1/27/31	709,193

USD	8,770	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.31% (pays upon termination)	1/27/31	708,147

USD	4,910	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.32% (pays upon termination)	1/28/31	394,509

USD	19,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.30% (pays upon termination)	2/25/31	1,576,124

USD	25,300	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.22% (pays upon termination)	11/14/32	(2,250,075)

USD	8,100	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	208,770

USD	8,000	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	206,193

41	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

USD	8,100	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	$208,770

USD	25,300	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.20% (pays upon termination)	11/14/42	2,701,912

USD	8,100	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	(413,162)

USD	8,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	(413,181)

USD	8,100	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	(413,162)

USD	2,309	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.13% (pays upon termination)	8/22/47	329,672

USD	2,295	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	8/25/47	316,345

USD	4,400	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.42% (pays upon termination)	6/8/48	115,946

							$3,384,050

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

HICP	–	Harmonised Indices of Consumer Prices

Inflation Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	USD	19,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.09% (pays upon termination)	4/2/29	$1,880,761

								$1,880,761

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

42	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	413,556	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.08% (pays upon termination)	1/3/22	$(765,934)	$—	$(765,934)

BRL	417,031	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.40% (pays upon termination)	1/3/22	643,052	—	643,052

BRL	34,700	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	8.59% (pays upon termination)	1/4/27	927,599	—	927,599

CNY	892,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.31% (pays quarterly)	7/28/22	(57,596)	—	(57,596)

COP	51,043,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	852,939	—	852,939

COP	25,273,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	421,777	—	421,777

COP	14,519,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.48% (pays quarterly)	3/31/26	226,426	—	226,426

COP	15,543,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.56% (pays quarterly)	4/6/26	231,252	—	231,252

COP	42,270,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	5.14% (pays quarterly)	8/12/26	429,661	—	429,661

COP	4,505,500	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	91,608	—	91,608

COP	5,037,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	102,046	—	102,046

COP	3,218,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.83% (pays quarterly)	3/26/28	64,963	—	64,963

CZK	447,000	Receives	6-month CZK PRIBOR (pays semi-annually)	2.26% (pays annually)	9/9/26	703,626	—	703,626

EUR	750	Receives	6-month EURIBOR (pays semi-annually)	(0.30)% (pays annually)	6/16/25	7,642	(1)	7,641

HUF	3,901,950	Receives	6-month HUF BUBOR (pays semi-annually)	2.90% (pays annually)	9/20/26	381,335	—	381,335

HUF	3,898,050	Receives	6-month HUF BUBOR (pays semi-annually)	2.95% (pays annually)	9/20/26	352,817	—	352,817

MXN	1,081,600	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.54% (pays monthly)	12/15/23	1,373,242	—	1,373,242

MXN	298,383	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.76% (pays monthly)	3/7/24	174,665	—	174,665

43	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

MXN	82,926	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.79% (pays monthly)	3/7/24	$45,844	$—	$45,844

MXN	393,100	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.63% (pays monthly)	1/9/25	(1,562,959)	—	(1,562,959)

MXN	393,300	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.61% (pays monthly)	1/10/25	(1,571,214)	—	(1,571,214)

MXN	350,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.29% (pays monthly)	5/2/25	(1,162,623)	—	(1,162,623)

MXN	254,500	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.40% (pays monthly)	8/18/26	(572,741)	—	(572,741)

MXN	430,100	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.72% (pays monthly)	9/14/26	701,140	—	701,140

PLN	78,000	Receives	6-month PLN WIBOR (pays semi-annually)	1.69% (pays annually)	9/20/26	804,216	—	804,216

THB	421,800	Receives	6-month THB Fixing Rate (pays semi-annually)	0.97% (pays semi-annually)	9/21/26	222,377	—	222,377

THB	557,200	Receives	6-month THB Fixing Rate (pays semi-annually)	1.01% (pays semi-annually)	9/21/26	259,434	—	259,434

THB	384,716	Receives	6-month THB Fixing Rate (pays semi-annually)	1.19% (pays semi-annually)	2/23/28	214,148	—	214,148

THB	384,716	Receives	6-month THB Fixing Rate (pays semi-annually)	1.19% (pays semi-annually)	2/23/28	214,148	—	214,148

THB	217,211	Receives	6-month THB Fixing Rate (pays semi-annually)	1.32% (pays semi-annually)	2/25/28	70,817	—	70,817

THB	192,358	Receives	6-month THB Fixing Rate (pays semi-annually)	1.34% (pays semi-annually)	2/25/28	55,455	—	55,455

USD	1,010	Receives	3-month USD-LIBOR (pays quarterly)	0.32% (pays semi-annually)	6/11/23	2,585	—	2,585

USD	332	Receives	3-month USD-LIBOR (pays quarterly)	0.44% (pays semi-annually)	6/12/25	6,999	—	6,999

USD	1,010	Receives	3-month USD-LIBOR (pays quarterly)	0.36% (pays semi-annually)	6/15/25	24,498	—	24,498

USD	1,316	Receives	3-month USD-LIBOR (pays quarterly)	0.37% (pays semi-annually)	6/23/25	32,147	—	32,147

USD	1,180	Receives	3-month USD-LIBOR (pays quarterly)	0.32% (pays semi-annually)	7/14/25	31,910	—	31,910

USD	1,000	Receives	3-month USD-LIBOR (pays quarterly)	0.50% (pays semi-annually)	6/4/27	41,347	—	41,347

USD	17,000	Receives	3-month USD-LIBOR (pays quarterly)	0.94% (pays semi-annually)	1/7/31	830,708	—	830,708

USD	11,693	Receives	3-month USD-LIBOR (pays quarterly)	2.50% (pays semi-annually)	9/20/47	(1,957,855)	(97,075)	(2,054,930)

USD	2,450	Pays	3-month USD-LIBOR (pays quarterly)	0.58% (pays semi-annually)	3/11/50	(655,202)	—	(655,202)

USD	2,450	Pays	3-month USD-LIBOR (pays quarterly)	0.62% (pays semi-annually)	3/11/50	(630,832)	—	(630,832)

44	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	3,670	Pays	3-month USD-LIBOR (pays quarterly)	0.97% (pays semi-annually)	3/20/50	$(650,389)	$—	$(650,389)

USD	700	Receives	3-month USD-LIBOR (pays quarterly)	0.94% (pays semi-annually)	5/21/50	125,820	—	125,820

USD	5,000	Receives	3-month USD-LIBOR (pays quarterly)	1.18% (pays semi-annually)	6/10/50	621,180	—	621,180

USD	12,450	Pays	3-month USD-LIBOR (pays quarterly)	1.27% (pays semi-annually)	11/4/50	(1,273,144)	—	(1,273,144)

USD	3,750	Receives	3-month USD-LIBOR (pays quarterly)	1.76% (pays semi-annually)	2/12/51	(41,715)	—	(41,715)

USD	3,000	Receives	3-month USD-LIBOR (pays quarterly)	1.24% (pays semi-annually)	3/5/51	341,985	—	341,985

USD	3,000	Pays	3-month USD-LIBOR (pays quarterly)	1.26% (pays semi-annually)	3/5/51	(329,356)	—	(329,356)

USD	12,500	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	3/5/51	46,509	(331,299)	(284,790)

ZAR	308,900	Receives	3-month ZAR JIBAR (pays quarterly)	6.38% (pays quarterly)	12/15/26	519,858	—	519,858

Total						$966,215	$(428,375)	$537,840

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	MYR	61,400	Pays	3-month MYR KLIBOR (pays quarterly)	2.50% (pays quarterly)	7/19/26	$(355,214)

BNP Paribas	MYR	55,800	Pays	3-month MYR KLIBOR (pays quarterly)	2.52% (pays quarterly)	7/16/26	(314,705)

BNP Paribas	MYR	55,800	Pays	3-month MYR KLIBOR (pays quarterly)	2.52% (pays quarterly)	7/16/26	(314,705)

Citibank, N.A.	MYR	121,100	Receives	3-month MYR KLIBOR (pays quarterly)	2.93% (pays quarterly)	10/12/26	171,360

Goldman Sachs International	MYR	44,300	Pays	3-month MYR KLIBOR (pays quarterly)	2.52% (pays quarterly)	7/16/26	(247,430)

Goldman Sachs International	MYR	13,500	Pays	3-month MYR KLIBOR (pays quarterly)	2.50% (pays quarterly)	7/19/26	(79,428)

JPMorgan Chase Bank, N.A.	RUB	966,700	Receives	3-month Moscow Prime Offered Rate (pays quarterly)	8.73% (pays annually)	12/15/26	98,258

Standard Chartered Bank	MYR	99,300	Pays	3-month MYR KLIBOR (pays quarterly)	2.53% (pays quarterly)	7/16/26	(543,788)

Standard Chartered Bank	MYR	43,900	Pays	3-month MYR KLIBOR (pays quarterly)	2.49% (pays quarterly)	7/19/26	(260,681)

							$(1,846,333)

45	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Brazil	$6,700	1.00% (pays quarterly)(1)	12/20/26	$458,945	$(311,603)	$147,342

Malaysia	23,900	1.00% (pays quarterly)(1)	12/20/26	(573,013)	665,278	92,265

Markit CDX Investment Grade Index (CDX.NA.IG.37.V1)	460,000	1.00% (pays quarterly)(1)	12/20/26	(11,439,136)	10,705,017	(734,119)

				$(11,553,204)	$11,058,692	$(494,512)

*	The contract annual fixed rate represents the fixed rate of interest paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Cross-Currency Swaps

Counterparty	Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 959,074,478 (pays semi-annually)*	(0.24)% on CLP equivalent of CLF 32,886 (pays semi-annually)*	2/11/31	$194,297

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 959,284,060 (pays semi-annually)*	(0.27)% on CLP equivalent of CLF 32,885 (pays semi-annually)*	2/12/31	197,933

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 467,082,022 (pays semi-annually)*	(0.32)% on CLP equivalent of CLF 15,992 (pays semi-annually)*	2/17/31	99,749

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 1,831,709,463 (pays semi-annually)*	(0.15)% on CLP equivalent of CLF 62,683 (pays semi-annually)*	2/19/31	357,301

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 558,512,295 (pays semi-annually)*	(0.22)% on CLP equivalent of CLF 19,151 (pays semi-annually)*	2/11/31	111,549

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 1,117,024,590 (pays semi-annually)*	(0.22)% on CLP equivalent of CLF 38,302 (pays semi-annually)*	2/11/31	223,737

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 1,117,024,590 (pays semi-annually)*	(0.23)% on CLP equivalent of CLF 38,302 (pays semi-annually)*	2/11/31	225,017

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 890,207,440 (pays semi-annually)*	(0.30)% on CLP equivalent of CLF 30,517 (pays semi-annually)*	2/12/31	186,738

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 839,036,096 (pays semi-annually)*	(0.31)% on CLP equivalent of CLF 28,727 (pays semi-annually)*	2/16/31	178,254

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 559,347,662 (pays semi-annually)*	(0.34)% on CLP equivalent of CLF 19,151 (pays semi-annually)*	2/16/31	120,754

46	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Cross-Currency Swaps (continued)

Counterparty	Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 564,044,545 (pays semi-annually)*	(0.21)% on CLP equivalent of CLF 19,307 (pays semi-annually)*	2/18/31	$113,234

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 564,185,100 (pays semi-annually)*	(0.16)% on CLP equivalent of CLF 19,307 (pays semi-annually)*	2/19/31	110,213

				$2,118,776

*

At the termination date, the Portfolio will either pay or receive the USD equivalent of the difference between the initial CLP notional amount and the CLP equivalent of the CLF notional amount on such date.

Abbreviations:

CME	–	Chicago Mercantile Exchange

COF	–	Cost of Funds 11th District

EURIBOR	–	Euro Interbank Offered Rate

GDP	–	Gross Domestic Product

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

SOFR	–	Secured Overnight Financing Rate

TBA	–	To Be Announced

Currency Abbreviations:

AUD	–	Australian Dollar

BHD	–	Bahraini Dinar

BRL	–	Brazilian Real

CLF	–	Chilean Unidad de Fomento

CLP	–	Chilean Peso

CNH	–	Yuan Renminbi Offshore

CNY	–	Yuan Renminbi

COP	–	Colombian Peso

CZK	–	Czech Koruna

EGP	–	Egyptian Pound

EUR	–	Euro

GBP	–	British Pound Sterling

HUF	–	Hungarian Forint

IDR	–	Indonesian Rupiah

ILS	–	Israeli Shekel

INR	–	Indian Rupee

ISK	–	Icelandic Krona

KRW	–	South Korean Won

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

NZD	–	New Zealand Dollar

OMR	–	Omani Rial

PEN	–	Peruvian Sol

PHP	–	Philippine Peso

PLN	–	Polish Zloty

RSD	–	Serbian Dinar

RUB	–	Russian Ruble

SAR	–	Saudi Riyal

SEK	–	Swedish Krona

SGD	–	Singapore Dollar

THB	–	Thai Baht

TRY	–	New Turkish Lira

UAH	–	Ukrainian Hryvnia

USD	–	United States Dollar

UZS	–	Uzbekistani Som

ZAR	–	South African Rand

47	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value (identified cost, $1,881,564,566)	$1,787,216,861

Affiliated investments, at value (identified cost, $325,708,952)	321,111,578

Cash	3,722,596

Deposits for derivatives collateral —

Financial futures contracts	165,703

Centrally cleared derivatives	38,542,330

OTC derivatives	8,508,626

Deposits for forward commitment securities	784,000

Interest and dividends receivable	15,166,838

Interest and dividends receivable from affiliated investments	143,204

Receivable for investments sold	129,120

Receivable for TBA sale commitments	67,984,062

Receivable for variation margin on open financial futures contracts	68,076

Receivable for variation margin on open centrally cleared derivatives	2,182,685

Receivable for open forward foreign currency exchange contracts	855,072

Receivable for open swap contracts	4,269,155

Prepaid expenses	26

Receivable from broker	10,814,948

Miscellaneous receivable	8,246,943

Total assets	$2,269,911,823

Liabilities

Cash collateral due to brokers	$2,540,000

Payable for when-issued/delayed delivery/forward commitment securities	259,068,646

Payable for securities sold short, at value (proceeds, $42,674,890)	43,960,005

TBA sale commitments, at value (proceeds receivable, $67,984,062)	67,707,496

Payable for open forward commodity contracts	680,755

Payable for open forward foreign currency exchange contracts	3,591,764

Payable for open swap contracts	2,115,951

Payable for open non-deliverable bond forward contracts	345,256

Payable for closed non-deliverable bond forward contracts	297,152

Due to custodian - foreign currency, at value ($5,677,521)	5,918,980

Payable to affiliates:

Investment adviser fee	935,859

Trustees’ fees	7,013

Interest payable on securities sold short	421,146

Accrued foreign capital gains taxes	362,630

Accrued expenses	898,135

Total liabilities	$388,850,788

Net Assets applicable to investors’ interest in Portfolio	$1,881,061,035

48	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest (net of foreign taxes, $2,078,348)	$77,127,172

Dividends (net of foreign taxes, $6,246)	2,994,390

Interest and dividends from affiliated investments	467,478

Total investment income	$80,589,040

Expenses

Investment adviser fee	$9,681,981

Trustees’ fees and expenses	76,214

Custodian fee	851,550

Legal and accounting services	247,762

Interest and dividend expense on securities sold short	462,969

Miscellaneous	100,010

Total expenses	$11,420,486

Net investment income	$69,168,554

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $258,004)	$10,695,754

Investment transactions — affiliated investments	4,390

Written options and swaptions	(673,429)

Securities sold short	1,149,087

Financial futures contracts	(5,112,251)

Swap contracts	14,697,562

Forward commodity contracts	(178,623)

Foreign currency transactions	(1,887,437)

Forward foreign currency exchange contracts	(6,082,034)

Non-deliverable bond forward contracts	(4,866,020)

Net realized gain	$7,746,999

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $295,923)	$(24,657,627)

Investments — affiliated investments	(114,989)

Written options and swaptions	(51,273)

Securities sold short	(3,303,411)

TBA sale commitments	276,566

Financial futures contracts	3,231,974

Swap contracts	(346,521)

Forward commodity contracts	(307,573)

Foreign currency	(406,752)

Forward foreign currency exchange contracts	(2,460,813)

Non-deliverable bond forward contracts	(345,256)

Net change in unrealized appreciation (depreciation)	$(28,485,675)

Net realized and unrealized loss	$(20,738,676)

Net increase in net assets from operations	$48,429,878

49	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$69,168,554	$37,658,004

Net realized gain	7,746,999	47,782,897

Net change in unrealized appreciation (depreciation)	(28,485,675)	(395,106)

Net increase in net assets from operations	$48,429,878	$85,045,795

Capital transactions —

Contributions	$833,269,734	$200,389,717

Withdrawals	(359,755,011)	(293,390,778)

Net increase (decrease) in net assets from capital transactions	$473,514,723	$(93,001,061)

Net increase (decrease) in net assets	$521,944,601	$(7,955,266)

Net Assets

At beginning of year	$1,359,116,434	$1,367,071,700

At end of year	$1,881,061,035	$1,359,116,434

50	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2021		2020		2019	2018	2017

Ratios (as a percentage of average daily net assets):

Expenses	0.70	%(1)	0.69	%(1)	0.69%	0.69%	0.68%

Net investment income	4.22%		2.85%		4.61%	4.47%	3.84%

Portfolio Turnover	218	%(2)	87	%(2)	39%	57%	44%

Total Return	3.53%		7.52%		3.21%	2.74%	6.70%

Net assets, end of year (000’s omitted)	$1,881,061		$1,359,116		$1,367,072	$1,490,482	$1,633,327

(1)	Includes interest and/or dividend expense on securities sold short of 0.03% and 0.01% of average daily net assets for the years ended October 31, 2021 and 2020, respectively.

(2)	Includes the effect of To-Be-Announced (TBA) transactions.

51	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2021

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2021, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 98.6% and 1.4%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GOP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The net assets of the Subsidiary at October 31, 2021 were $1,200,096 or 0.1% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued at the price provided by the exchange on which they are traded or if unavailable, by a third party pricing service based on an interpolation of the forward rates. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

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Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers

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that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange, Non-Deliverable Bond Forward and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance

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Notes to Consolidated Financial Statements — continued

by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

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S  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Portfolio will realize a gain or loss on investments based on the price established when the Portfolio entered into the commitment.

T  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

U  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

V  Forward Sale Commitments — The Portfolio may enter into forward sale commitments to sell generic U.S. government agency mortgage-backed securities to hedge its portfolio positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as an asset and a corresponding liability, which is subsequently valued at approximately the current market value of the underlying security in accordance with the Portfolio’s policies on investment valuations discussed above. The Portfolio records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Portfolio realizes a gain or loss on investments based on the price established when the Portfolio entered into the commitment. If the Portfolio enters into a forward sale commitment for the delivery of a security that it does not own or has the right to obtain, it is subject to the risk of loss if the purchase price to settle the commitment is higher than the price at which it was sold.

W  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, forms of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio and Subsidiary entered into new investment advisory agreements (the “New Agreements”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Portfolio’s and Subsidiary’s investment

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advisory agreements with BMR in effect prior to March 1, 2021), the Portfolio and Subsidiary each pay BMR a fee computed at an annual rate as a percentage of its respective average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.615%

$500 million but less than $1 billion	0.595%

$1 billion but less than $1.5 billion	0.575%

$1.5 billion but less than $2 billion	0.555%

$2 billion but less than $3 billion	0.520%

$3 billion and over	0.490%

In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2021, the Portfolio’s investment adviser fee amounted to $9,681,981 or 0.59% of the Portfolio’s consolidated average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

During the year ended October 31, 2021, BMR reimbursed the Portfolio $5,091 for a net realized loss due to a trading error. The amount of the reimbursement had an impact on total return of less than 0.01%.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, principal repayments on Senior Loans, TBA transactions and securities sold short for the year ended October 31, 2021 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$755,845,417	$581,228,756

U.S. Government and Agency Securities	2,461,955,616	1,968,139,160

	$3,217,801,033	$2,549,367,916

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,129,041,059

Gross unrealized appreciation	$32,987,921

Gross unrealized depreciation	(161,206,107)

Net unrealized depreciation	$(128,218,186)

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5  Restricted Securities

At October 31, 2021, the Portfolio owned the following securities (representing 1.5% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Reinsurance Side Cars

Mt. Logan Re, Ltd., Series 13, Preference Shares	1/2/18	10,000	$6,658,283	$10,461,915

Mt. Logan Re, Ltd., Series 17, Preference Shares	1/26/21	860	572,931	869,861

Mt. Logan Re, Ltd., Special Investment Series 13, 12/18	1/22/19	2,000	1,446,242	427,488

Mt. Logan Re, Ltd., Special Investment Series 13, 12/19	1/17/20	1,829	1,322,544	639,669

Sussex Capital, Ltd., Designated Investment Series 5, 5/19	5/31/19	249	212,150	39,368

Sussex Capital, Ltd., Designated Investment Series 5, 12/19	1/17/20	791	673,953	20,182

Sussex Capital, Ltd., Designated Investment Series 5, 6/20	6/30/20	434	69,673	105,618

Sussex Capital, Ltd., Designated Investment Series 5, 12/20	1/25/21	292	284,695	78,783

Sussex Capital, Ltd., Designated Investment Series 5, 4/21	4/1/21	247	195,858	193,498

Sussex Capital, Ltd., Series 5, Preference Shares	12/17/18	6,000	4,563,671	6,130,752

Sussex Capital, Ltd., Series 15, Preference Shares	6/1/21	5,000	5,000,000	4,751,824

Sussex Re, Ltd., Series 2020A	1/21/20	4,081,939	199,691	233,895

Sussex Re, Ltd., Series 2021A	1/14/21	4,154,232	3,475,256	4,042,068

Versutus Re, Ltd., Series 2019	1/21/20	220,133	—	41,143

Total Restricted Securities			$24,674,947	$28,036,064

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, swaptions, forward foreign currency exchange contracts, non-deliverable bond forward contracts, forward commodity contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2021 is included in the Consolidated Portfolio of Investments. At October 31, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invests in commodities-linked derivative instruments, including forward commodity contracts and total return swap contracts based on commodity indices, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities and to manage certain investment risks.

Credit Risk: The Portfolio enters into credit default swap contract to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.

Equity Price Risk: During the year ended October 31, 2021 the Portfolio entered into total return swap contracts to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions, inflation swaps, cross-currency swaps and options contracts to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

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The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $6,733,726. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $10,707,533 at October 31, 2021.

The OTC derivatives in which the Portfolio invests (except for written options and swaptions as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2021. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2021 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit		Foreign Exchange		Interest Rate		Total

Unaffiliated investments, at value	$—	$—		$—		$10,696		$10,696

Not applicable	—	458,945	*	7,678,623	*	29,163,404	*	37,300,972

Receivable for open forward foreign currency exchange contracts	—	—		855,072		—		855,072

Receivable for open swap contracts	—	—		—		4,269,155		4,269,155

Total Asset Derivatives	$—	$458,945		$8,533,695		$33,443,255		$42,435,895

Derivatives not subject to master netting or similar agreements	$—	$458,945		$7,678,623		$29,163,404		$37,300,972

Total Asset Derivatives subject to master netting or similar agreements	$—	$—		$855,072		$4,279,851		$5,134,923

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Global Opportunities Portfolio

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Notes to Consolidated Financial Statements — continued

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Foreign Exchange	Interest Rate	Total

Not applicable	$—	$(12,012,149)*	$(3,285,324)*	$(22,133,256)*	$(37,430,729)

Payable for open forward foreign currency exchange contracts	—	—	(3,591,764)	—	(3,591,764)

Payable for open swap contracts	—	—	—	(2,115,951)	(2,115,951)

Payable for open forward commodity contracts	(680,755)	—	—	—	(680,755)

Payable for open non-deliverable bond forward contracts	—	—	—	(345,256)	(345,256)

Total Liability Derivatives	$(680,755)	$(12,012,149)	$(6,877,088)	$(24,594,463)	$(44,164,455)

Derivatives not subject to master netting or similar agreements	$—	$(12,012,149)	$(3,285,324)	$(22,133,256)	$(37,430,729)

Total Liability Derivatives subject to master netting or similar agreements	$(680,755)	$—	$(3,591,764)	$(2,461,207)	$(6,733,726)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Bank of America, N.A.	$2,013,086	$(1,284,881)	$—	$(490,000)	$238,205	$490,000

BNP Paribas	109,004	(109,004)	—	—	—	—

Citibank, N.A.	242,869	(171,400)	—	—	71,469	—

Goldman Sachs International	911,263	(416,582)	—	(494,681)	—	760,000

JPMorgan Chase Bank, N.A.	158,563	(30,828)	—	—	127,735	—

Standard Chartered Bank	386,573	(386,573)	—	—	—	—

State Street Bank and Trust Company	871	—	—	—	871	—

The Bank of Nova Scotia	1,269,496	—	—	(1,269,496)	—	1,290,000

UBS AG	43,198	(43,198)	—	—	—	—

	$5,134,923	$(2,442,466)	$—	$(2,254,177)	$438,280	$2,540,000

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Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(1,284,881)	$1,284,881	$—	$—	$—	$—

BNP Paribas	(1,604,561)	109,004	830,998	658,000	(6,559)	658,000

Citibank, N.A.	(852,155)	171,400	—	680,755	—	3,500,626

Goldman Sachs International	(416,582)	416,582	—	—	—	—

HSBC Bank USA, N.A.	(508,815)	—	141,000	340,000	(27,815)	340,000

JPMorgan Chase Bank, N.A.	(30,828)	30,828	—	—	—	—

Standard Chartered Bank	(1,768,001)	386,573	1,381,428	—	—	1,200,000

UBS AG	(267,903)	43,198	18,999	205,706	—	270,000

	$(6,733,726)	$2,442,466	$2,372,425	$1,884,461	$(34,374)	$5,968,626

Total — Deposits for derivatives collateral — OTC derivatives						$8,508,626

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2021 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Investment transactions	$—	$—	$—	$(1,116,798)	$3,092,125	$1,975,327

Written options and swaptions	—	—	—	306,571	(980,000)	(673,429)

Financial futures contracts	—	—	—	—	(5,112,251)	(5,112,251)

Swap contracts	203,050	(1,317,338)	179,450	—	15,632,400	14,697,562

Forward commodity contracts	(178,623)	—	—	—	—	(178,623)

Forward foreign currency exchange contracts	—	—	—	(6,082,034)	—	(6,082,034)

Non-deliverable bond forward contracts	—	—	—	—	(4,866,020)	(4,866,020)

Total	$24,427	$(1,317,338)	$179,450	$(6,892,261)	$7,766,254	$(239,468)

Change in unrealized appreciation (depreciation) —

Investments	$—	$—	$—	$516,722	$(1,630,068)	$(1,113,346)

Written options and swaptions	—	—	—	(182,587)	131,314	(51,273)

Financial futures contracts	—	—	—	—	3,231,974	3,231,974

Swap contracts	(131,040)	(773,573)	—	—	558,092	(346,521)

Forward commodity contracts	(307,573)	—	—	—	—	(307,573)

Forward foreign currency exchange contracts	—	—	—	(2,460,813)	—	(2,460,813)

Non-deliverable bond forward contracts	—	—	—	—	(345,256)	(345,256)

Total	$(438,613)	$(773,573)	$—	$(2,126,678)	$1,946,056	$(1,392,808)

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Global Opportunities Portfolio

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Notes to Consolidated Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2021, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Commodity Contracts	Forward Foreign Currency Exchange Contracts*	Non-deliverable Bond Forward Contracts

$146,502,000	$134,896,000	$9,175,000	$1,249,730,000	$28,584,000

Purchased Swaptions	Purchased Call Options	Written Swaptions	Swap Contracts

$43,747,000	$375,385,000	$5,231,000	$1,379,177,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and written currency options contracts outstanding during the year ended October 31, 2021, which are indicative of the volume of these derivative types, were approximately $56,769,000 and $56,769,000, respectively.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2021.

8  Investments in Affiliated Issuers and Funds

The Portfolio invested in issuers that may be deemed to be affiliated with Morgan Stanley. At October 31, 2021, the value of the Portfolio’s investment in affiliated issuers and funds was $321,111,578, which represents 17.1% of the Portfolio’s net assets. Transactions in affiliated issuers and funds by the Portfolio for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend Income	Principal amount/ Units, end of period

Commercial Mortgage-Backed Securities

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class D, 4.351%, 8/15/46(1)	$—	$—	$—	$—	$(109,930)	$367,500	$116,903	$5,000,000

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	282,555,462	2,057,566,413	(2,019,377,128)	4,390	(5,059)	320,744,078	350,575	320,744,078

Totals				$4,390	$(114,989)	$321,111,578	$467,478

(1)	May be deemed to be an affiliated issuer as of March 1, 2021 (see Note 2).

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Global Opportunities Portfolio

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Notes to Consolidated Financial Statements — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$—	$191,412,050	$—	$191,412,050

Closed-End Funds	10,082,206	—	—	10,082,206

Collateralized Mortgage Obligations	—	359,342,424	—	359,342,424

Commercial Mortgage-Backed Securities	—	26,755,483	—	26,755,483

U.S. Government Agency Mortgage-Backed Securities	—	493,611,541	—	493,611,541

Common Stocks	—	10,112,987 *	—	10,112,987

Convertible Bonds	—	5,464,831	—	5,464,831

Foreign Corporate Bonds	—	116,688,733	1,034,540	117,723,273

Loan Participation Notes	—	—	526,298	526,298

Reinsurance Side Cars	—	—	39,352,445	39,352,445

Sovereign Government Bonds	—	414,971,438	—	414,971,438

Sovereign Loans	—	2,044,045	—	2,044,045

U.S. Government Guaranteed Small Business Administration Loans	—	35,896,009	—	35,896,009

Senior Floating-Rate Loans	—	1,763,997	—	1,763,997

Short-Term Investments —

Affiliated Fund	—	320,744,078	—	320,744,078

Repurchase Agreements	—	44,947,941	—	44,947,941

Sovereign Government Securities	—	26,566,920	—	26,566,920

U.S. Treasury Obligations	—	6,999,777	—	6,999,777

Purchased Interest Rate Swaptions	—	10,696	—	10,696

Total Investments	$10,082,206	$2,057,332,950	$40,913,283	$2,108,328,439

Forward Foreign Currency Exchange Contracts	$—	$8,533,695	$—	$8,533,695

Futures Contracts	5,449,442	—	—	5,449,442

Swap Contracts	—	28,442,062	—	28,442,062

Total	$15,531,648	$2,094,308,707	$40,913,283	$2,150,753,638

Liability Description

Securities Sold Short	$—	$(43,960,005)	$—	$(43,960,005)

TBA Sale Commitments	—	(67,707,496)	—	(67,707,496)

Forward Commodity Contracts	—	(680,755)	—	(680,755)

Forward Foreign Currency Exchange Contracts	—	(6,877,088)	—	(6,877,088)

Non-deliverable Bond Forward Contracts	—	(345,256)	—	(345,256)

Futures Contracts	(2,769,559)	—	—	(2,769,559)

Swap Contracts	—	(33,491,797)	—	(33,491,797)

Total	$(2,769,559)	$(153,062,397)	$—	$(155,831,956)

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Global Opportunities Portfolio

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Notes to Consolidated Financial Statements — continued

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Foreign Corporate Bonds	Investments in Loan Participation Notes	Investments in Reinsurance Side Cars*	Total

Balance as of October 31, 2020	$800,582	$563,847	$36,084,623	$37,449,052

Realized gains (losses)	—	—	(2,240,377)	(2,240,377)

Change in net unrealized appreciation (depreciation)	433,958	(34,389)	348,482	748,051

Cost of purchases	—	—	19,328,740	19,328,740

Proceeds from sales, including return of capital	(200,000)	—	(14,169,023)	(14,369,023)

Accrued discount (premium)	—	(3,160)	—	(3,160)

Transfers to Level 3	—	—	—	—

Transfers from Level 3	—	—	—	—

Balance as of October 31, 2021	$1,034,540	$526,298	$39,352,445	$40,913,283

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2021	$433,958	$(34,389)	$(211,588)	$187,981

*	The Portfolio’s investments in Reinsurance Side Cars were primarily valued on the basis of broker quotations.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2021:

Type of Investment	Fair Value as of October 31, 2021	Valuation Technique	Unobservable Input	Input	Impact to Valuation from an Increase to Input*

Foreign Corporate Bonds	$1,034,540	Matrix Pricing	Credit Spread to U.S. Treasury	21.48%	Decrease

Loan Participation Notes	526,298	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	3.93%	Decrease

Included in foreign corporate bonds are securities valued at $0 based on their estimated recovery value percentage.

*

Represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

10 Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a

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Global Opportunities Portfolio

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Notes to Consolidated Financial Statements — continued

claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

65

Eaton Vance

Global Opportunities Portfolio

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Global Opportunities Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2021, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2021, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

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Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

67

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

68

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

69

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

70

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

71

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

72

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser of Emerging Markets Local Income Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Opportunities Portfolio and Senior Debt Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Short Duration Strategic Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

28    10.31.21

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2021

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period starting November 1, 2020 was notable for a global equity rally that began in the opening month of the period and continued through period-end — except for a pause in January 2021 and a temporary retreat the following September. For the period as a whole, broad-market stock indexes generally posted strong double-digit returns as investors cheered the reopening of businesses that had been affected by the COVID-19 pandemic and the rollout of several highly effective vaccines.

The COVID-19 virus, however, continued to have a firm grip on the global economy. Disease rates advanced and declined with second and third waves of COVID-19 infections. Worker shortages led to global supply chain disruptions. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns and empty store shelves. In the U.S., those shortages — combined with high demand from consumers eager to spend money they had saved earlier in the pandemic — led to higher year-over-year inflation than the economy had seen in years.

Still, investor optimism about a recovering economy drove stock prices up during most of the period. The only significant pullback occurred in September 2021, when stock indexes around the world reported negative returns. In the U.S., unexpectedly weak job creation in August and the U.S. Federal Reserve’s announcement that it might soon begin reducing its monthly bond purchases — which had stimulated the economy earlier — combined to drive U.S. stocks into negative territory. Across the globe, rising COVID-19 infections weighed on equity performance.

In the final month of the period, however, stock prices came roaring back. In the U.S., earnings season brought news that a large majority of companies had beaten analysts’ expectations. For October 2021, both the broad-market S&P 500® Index and the technology-laden Nasdaq Composite Index reported their best monthly performances since November 2020.

In China, the world’s second-largest economy, the Communist Party’s efforts to dial back capitalism and take more control of China’s surging technology sector were not applauded by global investors. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, was one of the worst-performing major stock indexes for the one-year period, returning 3.84%.

Most other indexes fared significantly better. The MSCI World Index, a broad measure of global equities, returned 40.42% for the 12 months ended October 31, 2021; while the S&P 500® Index returned 42.91%; and the Nasdaq Composite Index rose 42.99%. The MSCI EAFE Index of developed-market international equities returned 34.18%, while the MSCI Emerging Markets Index returned 16.96% during the period.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) returned 38.24% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the Russell 3000® Index (the Index), which returned 43.90%; and also underperforming its blended benchmark consisting of 80% the Index, 10% MSCI EAFE Index, and 10% ICE BofA Fixed Rate Preferred Securities Index (the Blended Index), which returned 38.79%.

The Fund’s performance is a function of the returns of the underlying portfolios in which it invests and the Fund’s allocation among these portfolios, as well as the performance of the Fund’s direct investments. The Fund invests in tax-managed portfolios across equity market capitalizations and styles as well as direct investments, which include preferred stocks and hybrid securities.

While a majority of equity asset classes delivered double-digit returns during the period, U.S. small-cap value stocks outperformed virtually every other broad equity asset class, including U.S. small-cap growth stocks, U.S. large-cap growth and value stocks, and international stocks. In the large-cap space, U.S. value and growth stocks delivered similar returns, while U.S. stocks as a group outperformed most international markets. In this market environment, the Fund’s allocations to international equities and to U.S. preferred stocks — both of which underperformed most broad U.S. stock indexes — constrained Fund performance against the U.S.-based, large-cap weighted Index.

The Fund’s allocations to Tax-Managed Growth Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed Small-Cap Portfolio, and Tax-Managed International Equity Portfolio, and its direct investment in preferred stocks and other hybrid securities all underperformed the Index and, thus, detracted from Fund performance versus the Index during the period.

Fund management made no significant changes to the Fund’s allocation mix during the period. As of period-end, allocations to the Fund’s underlying portfolios were: Tax-Managed Multi-Cap Growth Portfolio — 15.9%; Tax-Managed Growth Portfolio — 36.2%; Tax-Managed Value Portfolio — 26.4%; Tax-Managed International Equity Portfolio — 5.4%; Tax-Managed Small-Cap Portfolio — 10.5%; and direct investments in preferred stocks and other hybrid securities, including exchange-traded funds that invest in preferred securities and similar instruments — 5.6%.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Performance2,3

Portfolio Managers Lewis R. Piantedosi, John H. Croft, CFA and Douglas R. Rogers, CFA, CMT

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	03/04/2002	03/04/2002	38.24%	15.58%	12.98%
Class A with 5.75% Maximum Sales Charge	—	—	30.28	14.23	12.31
Class C at NAV	03/04/2002	03/04/2002	37.17	14.72	12.14
Class C with 1% Maximum Sales Charge	—	—	36.17	14.72	12.14
Class I at NAV	09/11/2015	03/04/2002	38.56	15.87	13.15

Russell 3000® Index	—	—	43.90%	18.90%	16.08%
MSCI EAFE Index	—	—	34.18	9.79	7.36

ICE BofA Fixed Rate Preferred Securities Index	—	—	6.28	5.58	6.44
Blended Index	—	—	38.79	16.69	14.30

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions	03/04/2002	03/04/2002	30.13%	13.79%	11.58%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	18.04	11.75	10.29

Class C After Taxes on Distributions	03/04/2002	03/04/2002	36.17	14.43	11.52
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	21.41	12.23	10.20

Class I After Taxes on Distributions	09/11/2015	03/04/2002	38.34	15.37	12.37
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	23.00	13.15	11.03

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			1.28%	2.03%	1.03%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2011	$31,481	N.A.
Class I	$250,000	10/31/2011	$860,535	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Fund Profile5

Portfolio Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 80% Russell 3000® Index, 10% MSCI EAFE Index and 10% ICE BofA Fixed Rate Preferred Securities Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests. Debt obligations are hybrid instruments, as determined by the investment adviser. These instruments have characteristics of both equity and debt.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks.

5

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period* (5/1/21 – 10/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,078.20	$6.55	1.25%
Class C	$1,000.00	$1,073.80	$10.45	2.00%
Class I	$1,000.00	$1,079.30	$5.24	1.00%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	1.25%
Class C	$1,000.00	$1,015.12	$10.16	2.00%
Class I	$1,000.00	$1,020.16	$5.09	1.00%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2021. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Portfolio of Investments

Investments in Affiliated Portfolios — 94.4%
Description		Value

Tax-Managed Growth Portfolio (identified cost, $77,412,728)		$256,015,664

Tax-Managed International Equity Portfolio (identified cost, $29,563,328)		38,041,865

Tax-Managed Multi-Cap Growth Portfolio (identified cost, $37,911,372)		112,316,599

Tax-Managed Small-Cap Portfolio (identified cost, $53,630,279)		74,359,466

Tax-Managed Value Portfolio (identified cost, $96,278,551)		186,731,231

Total Investments in Affiliated Portfolios (identified cost $294,796,258)		$667,464,825

Debt Obligations — 3.4%(1)
Security	Principal Amount (000’s omitted)	Value

Automobiles — 0.0%(2)

General Motors Financial Co., Inc., Series C, 5.70% to 9/30/30(3)(4)	$274	$316,813

		$316,813

Banks — 1.9%

Banco Davivienda S.A., 6.65% to 4/22/31(3)(4)(5)	$200	$208,838

Banco Mercantil del Norte S.A./Grand Cayman, 8.375% to 10/14/30(3)(4)(5)	400	468,144

Barclays PLC, 6.125% to 12/15/25(3)(4)	1,000	1,099,690

BNP Paribas S.A., 4.625% to 2/25/31(3)(4)(5)	603	607,523

Citigroup, Inc., Series M, 6.30% to 5/15/24(3)(4)	940	1,003,262

Comerica, Inc., 5.625% to 7/1/25(3)(4)	398	440,288

Credit Suisse Group AG, 4.50% to 9/3/30(3)(4)(5)	1,017	991,270

Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(3)(4)(5)	473	520,300

HSBC Holdings PLC:

4.60% to 12/17/30(3)(4)	253	252,021

6.375% to 9/17/24(3)(4)	251	270,766

Huntington Bancshares, Inc., Series F, 5.625% to 7/15/30(3)(4)	395	459,681

JPMorgan Chase & Co.:

Series KK, 3.65% to 6/1/26(3)(4)	881	878,797

Series X, 6.10% to 10/1/24(3)(4)	696	748,635

KeyCorp, Series D, 5.00% to 9/15/26(3)(4)	975	1,077,375

Lloyds Banking Group PLC, 7.50% to 6/27/24(3)(4)	600	664,500

Natwest Group PLC:

4.60% to 6/28/31(3)(4)	200	197,500

6.00% to 12/29/25(3)(4)	229	253,716

8.00% to 8/10/25(3)(4)	778	913,189

Security	Principal Amount (000’s omitted)	Value

Banks (continued)

PNC Financial Services Group, Inc. (The), Series S, 5.00% to 11/1/26(3)(4)	$485	$530,491

Societe Generale S.A.:

4.75% to 5/26/26(3)(4)(5)	200	205,370

5.375% to 11/18/30(3)(4)(5)	943	1,004,295

Standard Chartered PLC, 4.75% to 1/14/31(3)(4)(5)	277	272,326

SVB Financial Group., Series C, 4.00% to 5/15/26(3)(4)	200	200,750

Truist Financial Corp., Series Q, 5.10% to 3/1/30(3)(4)	249	279,204

		$13,547,931

Capital Markets — 0.3%

AerCap Holdings NV, 5.875% to 10/10/24, 10/10/79(3)	$425	$444,014

Charles Schwab Corp. (The):

Series G, 5.375% to 6/1/25(3)(4)	651	717,662

Series I, 4.00% to 6/1/26(3)(4)	467	481,197

UBS Group AG:

4.375% to 2/10/31(3)(4)(5)	419	417,219

6.875% to 8/7/25(3)(4)(6)	348	393,458

		$2,453,550

Diversified Financial Services — 0.1%

American AgCredit Corp., 5.25% to 6/15/26(3)(4)(5)	$664	$678,940

Goldman Sachs Group, Inc. (The), Series V, 4.125% to 11/10/26(3)(4)	143	143,565

		$822,505

Electric Utilities — 0.2%

Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76(3)	$450	$529,933

Southern California Edison Co., Series E, 6.25% to 2/1/22(3)(4)	249	250,621

Southern Co. (The), Series B, 5.50% to 3/15/22, 3/15/57(3)	366	370,450

		$1,151,004

Food Products — 0.2%

Land O’ Lakes, Inc., 8.00%(4)(5)	$1,124	$1,219,675

		$1,219,675

Gas Utilities — 0.1%

NiSource, Inc., 5.65% to 6/15/23(3)(4)	$645	$683,700

		$683,700

Insurance — 0.1%

QBE Insurance Group, Ltd., 5.875% to 5/12/25(3)(4)(5)	$469	$513,555

		$513,555

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Multi-Utilities — 0.1%

Centerpoint Energy, Inc., Series A, 6.125% to 9/1/23(3)(4)	$900	$951,457

		$951,457

Oil, Gas & Consumable Fuels — 0.3%

DCP Midstream, L.P., Series A, 7.375% to 12/15/22(3)(4)	$925	$929,625

EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(3)(4)	658	527,538

Odebrecht Oil & Gas Finance, Ltd., 0.00%(4)(5)	550	7,568

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(3)(4)	1,050	952,875

		$2,417,606

Pipelines — 0.1%

Energy Transfer, L.P., Series B, 6.625% to 2/15/28(3)(4)	$359	$349,127

		$349,127

Total Debt Obligations (identified cost $23,389,579)		$24,426,923

Exchange-Traded Funds — 1.0%
Security	Shares	Value

Equity Funds — 1.0%

Global X U.S. Preferred ETF	130,000	$3,376,100

iShares Preferred & Income Securities ETF	86,286	3,397,080

Total Exchange-Traded Funds (identified cost $6,710,738)		$6,773,180

Preferred Stocks — 1.3%
Security	Shares	Value

Banks — 0.3%

First Republic Bank, Series M, 4.00%	15,600	$380,328

JPMorgan Chase & Co., Series LL, 4.625%	8,000	209,120

Signature Bank, Series A, 5.00%	15,000	388,500

Wells Fargo & Co.:

Series DD, 4.25%	8,065	201,302

Series L, 7.50% (Convertible)	515	782,785

Series Z, 4.75%	7,300	189,070

		$2,151,105

Security	Shares	Value

Capital Markets — 0.1%

Stifel Financial Corp., Series D, 4.50%	15,600	$397,800

		$397,800

Electric Utilities — 0.2%

Brookfield BRP Holdings Canada, Inc., 4.625%	24,000	$599,520

SCE Trust III, Series H, 5.75% to 3/15/24(3)	15,237	392,657

SCE Trust IV, Series J, 5.375% to 9/15/25(3)	5,882	147,403

SCE Trust V, Series K, 5.45% to 3/15/26(3)	5,504	142,444

		$1,282,024

Equity Real Estate Investment Trusts (REITs) — 0.1%

SITE Centers Corp., Series A, 6.375%	11,958	$314,256

		$314,256

Independent Power and Renewable Electricity Producers — 0.0%(2)

Algonquin Power & Utilities Corp., Series 19-A, 6.20% to 7/1/24(3)	8,987	$252,197

		$252,197

Insurance — 0.2%

American Equity Investment Life Holding Co., Series B, 6.625% to 9/1/25(3)	25,890	$741,231

Athene Holding, Ltd., Series C, 6.375% to 6/30/25(3)	14,400	415,872

RenaissanceRe Holdings, Ltd., Series G, 4.20%	20,000	503,600

		$1,660,703

Oil, Gas & Consumable Fuels — 0.2%

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(3)	53,257	$1,206,271

		$1,206,271

Pipelines — 0.1%

Energy Transfer, L.P.:

Series C, 7.375% to 5/15/23(3)	15,000	$378,600

Series E, 7.60% to 5/15/24(3)	14,960	381,779

		$760,379

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Real Estate Management & Development — 0.1%

Brookfield Property Partners, L.P.:

Series A, 5.75%	2,121	$51,774

Series A-1, 6.50%	14,575	374,577

Series A2, 6.375%	19,390	502,977

		$929,328

Total Preferred Stocks (identified cost $8,672,393)		$8,954,063

Total Investments — 100.1% (identified cost $333,568,968)		$707,618,991

Other Assets, Less Liabilities — (0.1)%		$(562,278)

Net Assets — 100.0%		$707,056,713

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Debt obligations are hybrid instruments, as determined by the investment adviser. These instruments have characteristics of both equity and debt.

(2)	Amount is less than 0.05%.

(3)	Security converts to variable rate after the indicated fixed-rate coupon period.

(4)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(5)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2021, the aggregate value of these securities is $7,115,023 or 1.0% of the Fund’s net assets.

(6)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2021, the aggregate value of these securities is $393,458 or 0.1% of the Fund’s net assets.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Affiliated investments, at value (identified cost, $294,796,258)	$667,464,825

Unaffiliated investments, at value (identified cost, $38,772,710)	40,154,166

Interest and dividends receivable	326,752

Receivable for Fund shares sold	95,947

Total assets	$708,041,690

Liabilities

Payable for Fund shares redeemed	$489,037

Due to custodian — foreign currency, at value (identified cost, $2,739)	2,728

Payable to affiliates:

Investment adviser fee	131,555

Administration fee	87,845

Distribution and service fees	142,891

Trustees’ fees	42

Accrued expenses	130,879

Total liabilities	$984,977

Net Assets	$707,056,713

Sources of Net Assets

Paid-in capital	$217,192,242

Distributable earnings	489,864,471

Total	$707,056,713

Class A Shares

Net Assets	$513,507,188

Shares Outstanding	16,196,338

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$31.71

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$33.64

Class C Shares

Net Assets	$43,787,682

Shares Outstanding	1,497,967

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$29.23

Class I Shares

Net Assets	$149,761,843

Shares Outstanding	4,723,940

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$31.70

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Dividend income (net of foreign taxes, $1,946)	$807,842

Dividend income allocated from affiliated Portfolios (net of foreign taxes, $200,110)	8,084,310

Interest income	1,425,375

Securities lending income allocated from affiliated Portfolios, net	33,238

Expenses allocated from affiliated Portfolios	(3,548,279)

Total investment income	$6,802,486

Expenses

Investment adviser fee	$1,469,913

Administration fee	963,533

Distribution and service fees

Class A	1,174,393

Class C	425,780

Trustees’ fees and expenses	500

Custodian fee	44,367

Transfer and dividend disbursing agent fees	288,253

Legal and accounting services	64,587

Printing and postage	27,524

Registration fees	53,017

Miscellaneous	14,158

Total expenses	$4,526,025

Net investment income	$2,276,461

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$282,464

Foreign currency transactions	(6,805)

Disposal of investment in violation of restrictions and net increase from payment by affiliate	0

Net realized gain (loss) allocated from affiliated Portfolios —

Investment transactions	27,772,416 (1)

Foreign currency transactions	3,725

Net realized gain	$28,051,800

Change in unrealized appreciation (depreciation) —

Unaffiliated investments	$3,627,029

Foreign currency	11

Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —

Investments	162,506,641

Foreign currency	(4,790)

Net change in unrealized appreciation (depreciation)	$166,128,891

Net realized and unrealized gain	$194,180,691

Net increase in net assets from operations	$196,457,152

(1)	Includes $10,062,663 of net realized gains from redemptions in-kind.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$2,276,461	$3,687,598

Net realized gain	28,051,800 (1)	12,832,248 (2)

Net change in unrealized appreciation (depreciation)	166,128,891	5,422,236

Net increase in net assets from operations	$196,457,152	$21,942,082

Distributions to shareholders —

Class A	$(2,498,854)	$(7,227,583)

Class C	—	(745,511)

Class I	(910,066)	(2,133,731)

Total distributions to shareholders	$(3,408,920)	$(10,106,825)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$16,274,810	$18,844,109

Class C	4,946,493	5,610,146

Class I	22,307,460	26,419,848

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	2,297,913	6,681,661

Class C	—	687,654

Class I	857,060	1,991,043

Cost of shares redeemed

Class A	(33,188,151)	(48,977,443)

Class C	(5,829,517)	(11,943,464)

Class I	(9,123,864)	(21,966,361)

Net asset value of shares converted

Class A	13,853,462	7,515,016

Class C	(13,853,462)	(7,515,016)

Net decrease in net assets from Fund share transactions	$(1,457,796)	$(22,652,807)

Net increase (decrease) in net assets	$191,590,436	$(10,817,550)

Net Assets

At beginning of year	$515,466,277	$526,283,827

At end of year	$707,056,713	$515,466,277

(1)	Includes $10,062,663 of net realized gains from redemptions in-kind.

(2)	Includes $13,080,896 of net realized gains from redemptions in-kind.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Financial Highlights

	Class A

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$23.070	$22.370	$20.450	$19.970	$16.770

Income (Loss) From Operations

Net investment income(1)	$0.102	$0.165	$0.193	$0.160	$0.186

Net realized and unrealized gain	8.690	0.969	2.122	0.951	3.207

Total income from operations	$8.792	$1.134	$2.315	$1.111	$3.393

Less Distributions

From net investment income	$(0.152)	$(0.154)	$(0.163)	$(0.171)	$(0.162)

From net realized gain	—	(0.280)	(0.232)	(0.460)	(0.031)

Total distributions	$(0.152)	$(0.434)	$(0.395)	$(0.631)	$(0.193)

Net asset value — End of year	$31.710	$23.070	$22.370	$20.450	$19.970

Total Return(2)	38.24%	5.07%	11.75%	5.60%	20.39%

Ratios/Supplemental Data

Nets assets, end of year (000’s omitted)	$513,507	$373,289	$379,547	$272,567	$265,204

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.26%	1.28%	1.33%	1.31%	1.31%

Net investment income	0.35%	0.74%	0.91%	0.77%	1.01%

Portfolio Turnover of the Fund(4)	6%	7%	7%	6%	10%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2021	2020		2019	2018	2017

Net asset value — Beginning of year	$21.310	$20.700		$18.930	$18.520	$15.570

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.102)	$0.001		$0.043	$0.005	$0.047

Net realized and unrealized gain	8.022	0.889		1.965	0.892	2.978

Total income from operations	$7.920	$0.890		$2.008	$0.897	$3.025

Less Distributions

From net investment income	$—	$—		$(0.006)	$(0.027)	$(0.044)

From net realized gain	—	(0.280)		(0.232)	(0.460)	(0.031)

Total distributions	$—	$(0.280)		$(0.238)	$(0.487)	$(0.075)

Net asset value — End of year	$29.230	$21.310		$20.700	$18.930	$18.520

Total Return(2)	37.17%	4.29%		10.88%	4.86%	19.49%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$43,788	$44,822		$56,979	$147,004	$163,689

Ratios (as a percentage of average daily net assets):(3)

Expenses	2.01%	2.03%		2.08%	2.06%	2.06%

Net investment income (loss)	(0.38)%	0.00	%(4)	0.23%	0.03%	0.27%

Portfolio Turnover of the Fund(5)	6%	7%		7%	6%	10%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Amount is less than $0.005%.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$23.060	$22.360	$20.450	$19.970	$16.760

Income (Loss) From Operations

Net investment income(1)	$0.172	$0.220	$0.244	$0.207	$0.229

Net realized and unrealized gain	8.678	0.968	2.113	0.952	3.217

Total income from operations	$8.850	$1.188	$2.357	$1.159	$3.446

Less Distributions

From net investment income	$(0.210)	$(0.208)	$(0.215)	$(0.219)	$(0.205)

From net realized gain	—	(0.280)	(0.232)	(0.460)	(0.031)

Total distributions	$(0.210)	$(0.488)	$(0.447)	$(0.679)	$(0.236)

Net asset value — End of year	$31.700	$23.060	$22.360	$20.450	$19.970

Total Return(2)	38.56%	5.31%	12.02%	5.85%	20.76%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$149,762	$97,355	$89,758	$65,649	$47,031

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.01%	1.03%	1.08%	1.06%	1.06%

Net investment income	0.60%	0.99%	1.16%	0.99%	1.23%

Portfolio Turnover of the Fund(4)	6%	7%	7%	6%	10%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to achieve long-term, after-tax returns for its shareholders. The Fund currently pursues its objective by investing directly in securities and in interests in five tax-managed equity portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2021 were as follows: Tax-Managed Growth Portfolio (0.7%), Tax-Managed Value Portfolio (18.8%), Tax-Managed International Equity Portfolio (49.3%), Tax-Managed Multi-Cap Growth Portfolio (42.8%) and Tax-Managed Small-Cap Portfolio (34.5%). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows:

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolios’ Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. Additional valuation policies of the Fund are as follows:

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar

16

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Notes to Financial Statements — continued

characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Preferred Equity Securities. Preferred equity securities that are not listed or traded in the over-the-counter market are valued by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Dividend income on direct investments is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Interest income on direct investments is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

17

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$3,408,920	$3,477,795

Long-term capital gains	$—	$6,629,030

During the year ended October 31, 2021, distributable earnings was decreased by $510,953 and paid-in capital was increased by $510,953 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$3,181,315

Undistributed long-term capital gains	14,488,933

Net unrealized appreciation	472,001,373

Other temporary differences	192,850

Distributable earnings	$489,864,471

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$235,617,629

Gross unrealized appreciation	$472,540,944

Gross unrealized depreciation	(539,582)

Net unrealized appreciation	$472,001,362

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. The Fund’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Fund’s investment advisory agreement and related fee reduction agreement with EVM in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.750%

$500 million but less than $1 billion	0.700%

$1 billion but less than $1.5 billion	0.675%

$1.5 billion but less than $2.5 billion	0.650%

$2.5 billion and over	0.625%

18

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Notes to Financial Statements — continued

The investment adviser fee payable by the Fund is reduced by the Fund’s allocable share of any fee paid pursuant to an investment advisory agreement by any investment company advised by EVM or its affiliates in which the Fund invests. For the year ended October 31, 2021, the Fund’s investment adviser fee totaled $4,754,137, of which $3,284,224 was allocated from the Portfolios and $1,469,913 was paid or accrued directly by the Fund. For the year ended October 31, 2021, the Fund’s investment adviser fee, including the fees allocated from the Portfolios, was 0.74% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2021, the administration fee amounted to $963,533.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2021, EVM earned $69,101 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $52,911 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

During the year ended October 31, 2021, EVM reimbursed the Fund $6,939 for a net loss realized on the disposal of an investment which did not meet the Fund’s investment guidelines. The impact of the reimbursement was less than $0.01 per share for each class and had no impact on total return.

Trustees and officers of the Fund and the Portfolios who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2021 amounted to $1,174,393 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2021, the Fund paid or accrued to EVD $319,335 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2021 amounted to $106,445 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2021, the Fund was informed that EVD received approximately $2,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2021, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Tax-Managed Growth Portfolio	$6,684,648	$9,295,385

Tax-Managed Value Portfolio	6,256,972	8,637,338

Tax-Managed International Equity Portfolio	1,816,540	2,507,614

Tax-Managed Multi-Cap Growth Portfolio	2,724,811	3,761,421

Tax-Managed Small-Cap Portfolio	2,522,973	3,482,798

19

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Notes to Financial Statements — continued

7  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, aggregated $15,437,712 and $14,063,493, respectively, for the year ended October 31, 2021.

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2021	2020

Sales	563,001	859,474

Issued to shareholders electing to receive payments of distributions in Fund shares	87,075	289,249

Redemptions	(1,162,917)	(2,278,274)

Converted from Class C shares	528,499	342,897

Net increase (decrease)	15,658	(786,654)

	Year Ended October 31,
Class C	2021	2020

Sales	186,874	279,641

Issued to shareholders electing to receive payments of distributions in Fund shares	—	32,014

Redemptions	(220,449)	(590,902)

Converted to Class A shares	(572,171)	(370,039)

Net decrease	(605,746)	(649,286)

	Year Ended October 31,
Class I	2021	2020

Sales	788,945	1,198,842

Issued to shareholders electing to receive payments of distributions in Fund shares	32,538	86,417

Redemptions	(319,184)	(1,078,649)

Net increase	502,299	206,610

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Notes to Financial Statements — continued

At October 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments in securities and investments in the Portfolios, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$667,464,825	$—	$—	$667,464,825

Debt Obligations	—	24,426,923	—	24,426,923

Exchange-Traded Funds	6,773,180	—	—	6,773,180

Preferred Stocks	8,701,866	252,197	—	8,954,063

Total Investments	$682,939,871	$24,679,120	$—	$707,618,991

10  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

21

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Equity Asset Allocation Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

22

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2021, the Fund designates approximately $6,870,599, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2021 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $14,907,136 or, if subsequently determined to be different, the net capital gain of such year.

23

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

24

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

25

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

26

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

27

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

28

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

29

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

30

This Page Intentionally Left Blank

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1299    10.31.21

Eaton Vance

Global Income Builder Fund

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2021

Eaton Vance

Global Income Builder Fund

Eaton Vance

Global Income Builder Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period starting November 1, 2020 was notable for a global equity rally that began in the opening month of the period and continued through period-end — except for a pause in January 2021 and a temporary retreat the following September. For the period as a whole, broad-market stock indexes generally posted strong double-digit returns as investors cheered the reopening of businesses that had been affected by the COVID-19 pandemic and the rollout of several highly effective vaccines.

The COVID-19 virus, however, continued to have a firm grip on the global economy. Disease rates advanced and declined with second and third waves of COVID-19 infections. Worker shortages led to global supply chain disruptions. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns and empty store shelves. In the U.S., those shortages — combined with high demand from consumers eager to spend money they had saved earlier in the pandemic — led to higher year-over-year inflation than the economy had seen in years.

Still, investor optimism about a recovering economy drove stock prices up during most of the period. The only significant pullback occurred in September 2021, when stock indexes around the world reported negative returns. In the U.S., unexpectedly weak job creation in August and the U.S. Federal Reserve’s announcement that it might soon begin reducing its monthly bond purchases — which had stimulated the economy earlier — combined to drive U.S. stocks into negative territory. Across the globe, rising COVID-19 infections weighed on equity performance.

In the final month of the period, however, stock prices came roaring back. In the U.S., earnings season brought news that a large majority of companies had beaten analysts’ expectations. For October 2021, both the broad-market S&P 500® Index and the technology-laden Nasdaq Composite Index reported their best monthly performances since November 2020.

In China, the world’s second-largest economy, the Communist Party’s efforts to dial back capitalism and take more control of China’s surging technology sector were not applauded by global investors. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, was one of the worst-performing major stock indexes for the one-year period, returning 3.84%.

Most other indexes fared significantly better. The MSCI World Index, a broad measure of global equities, returned 40.42% for the 12 months ended October 31, 2021; while the S&P 500® Index returned 42.91%; and the Nasdaq Composite Index rose 42.99%. The MSCI EAFE Index of developed-market international equities returned 34.18%, while the MSCI Emerging Markets Index returned 16.96% during the period.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Global Income Builder Fund (the Fund) returned 29.08% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the MSCI World Index (the Index), which returned 40.42%; and underperforming its blended benchmark consisting of 65% MSCI World Index and 35% ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index (the ICE BofA Index), which returned 29.16%.

The Fund’s out-of-Index allocations to high yield bonds, preferred securities, and bank loans detracted from performance versus the Index during the period.

The Fund’s high yield securities allocation underperformed the Index, but outperformed the broad high yield market, as measured by the ICE BofA Index. Within its high yield allocation, the Fund had an overweight exposure, relative to the ICE BofA Index, to sectors that were negatively affected by the COVID-19 downturn early in the pandemic — notably energy and travel & leisure. Fund performance benefited when the rollout of vaccines and the reopening of the global economy led those sectors to rally back during the period as demand and prices in both sectors increased significantly.

The Fund’s preferred securities allocation — preferred stocks, exchange-traded funds investing primarily in preferred stocks, and corporate bonds and other debt securities with preferred characteristics — also underperformed the Index, but outperformed the overall preferred market, as measured by the ICE BofA Fixed Rate Preferred Securities Index (the Preferred Index). An overweight exposure to energy company securities, relative to the Preferred Index, contributed to Fund performance versus the Index as those securities benefited from a rise in oil and gas prices. Some of the Fund’s preferred holdings in other industries that had been heavily impacted by COVID-19 — including real estate, agriculture, and aircraft leasing — experienced strong recoveries in price during the period and contributed to performance versus the Index as well.

The Fund’s small allocation to bank loans delivered positive performance, but underperformed the Index. During a period of strong equity market performance, the Fund’s small cash allocation also dragged on Fund performance versus the Index.

Within the Fund’s common stock allocation, selections in the consumer discretionary sector detracted from Fund performance versus the Index during the period.

In contrast, the Fund’s common stock allocation as a whole outperformed the Index and, thus, contributed to Fund performance versus the Index during the period. Within the common stock allocation, contributors to performance relative to the Index included stock selections in the information technology and health care sectors, as well as stock selections and an overweight position relative to the Index in the financials sector.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Income Builder Fund

October 31, 2021

Performance2,3

Portfolio Managers Christopher M. Dyer, CFA and Jeffrey D. Mueller, of Eaton Vance Advisers International Ltd.; John H. Croft, CFA and Derek J.V. DiGregorio, of Boston Management and Research

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	11/30/2005	11/30/2005	29.08%	10.76%	9.35%
Class A with 5.75% Maximum Sales Charge	—	—	21.70	9.44	8.71
Class C at NAV	11/30/2005	11/30/2005	28.26	9.94	8.56
Class C with 1% Maximum Sales Charge	—	—	27.26	9.94	8.56
Class I at NAV	01/31/2006	11/30/2005	29.31	11.01	9.64
Class R at NAV	01/31/2006	11/30/2005	28.76	10.46	9.07

MSCI World Index	—	—	40.42%	15.44%	12.18%
ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index	—	—	10.06	5.99	6.13
Blended Index	—	—	29.16	12.17	10.13

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R

Gross		1.20%	1.95%	0.95%	1.45%
Net		1.17	1.92	0.92	1.42

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2011	$22,741	N.A.
Class I	$250,000	10/31/2011	$627,985	N.A.
Class R	$10,000	10/31/2011	$23,850	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Income Builder Fund

October 31, 2021

Fund Profile5

Country Allocation (% of net assets)

Asset Allocation (% of net assets)7

Top 10 Holdings (% of net assets)6

Alphabet, Inc., Class C	3.1%

Microsoft Corp.	2.8

Amazon.com, Inc.	2.0

Apple, Inc.	1.4

ASML Holding NV	1.4

Nestle S.A.	1.1

Bank of New York Mellon Corp. (The)	1.1

Meta Platforms, Inc., Class A	1.1

Walt Disney Co. (The)	1.0

Novo Nordisk A/S, Class B	1.0

Total	16.0%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Income Builder Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index is an unmanaged index of global developed market, below investment grade corporate bonds. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 65% MSCI World Index and 35% ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Effective December 7, 2015, the Fund changed its name and principal investment strategies to invest in common stocks, preferred stocks and other hybrid securities and income instruments of U.S. and foreign issuers. As of such date, the Fund was no longer required to invest at least 80% of its net assets in dividend-paying common and preferred stocks. Performance prior to December 7, 2015 reflects the Fund’s performance under its former principal investment strategies.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/22. Without the reimbursement, if applicable, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund primarily invests in an affiliated investment company (Portfolio) with substantially the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Excludes cash and cash equivalents.

[7]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks.

5

Eaton Vance

Global Income Builder Fund

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period* (5/1/21 – 10/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,054.60	$6.01	1.16%
Class C	$1,000.00	$1,051.30	$9.88	1.91%
Class I	$1,000.00	$1,056.00	$4.72	0.91%
Class R	$1,000.00	$1,053.50	$7.30	1.41%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.36	$5.90	1.16%
Class C	$1,000.00	$1,015.58	$9.70	1.91%
Class I	$1,000.00	$1,020.62	$4.63	0.91%
Class R	$1,000.00	$1,018.10	$7.17	1.41%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Global Income Builder Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Investment in Global Income Builder Portfolio, at value (identified cost, $233,783,102)	$305,259,527

Receivable for Fund shares sold	98,939

Total assets	$305,358,466

Liabilities

Payable for Fund shares redeemed	$1,151,796

Payable to affiliates:

Administration fee	38,351

Distribution and service fees	55,449

Trustees’ fees	42

Other	12,072

Accrued expenses	83,688

Total liabilities	$1,341,398

Net Assets	$304,017,068

Sources of Net Assets

Paid-in capital	$225,197,021

Distributable earnings	78,820,047

Total	$304,017,068

Class A Shares

Net Assets	$164,777,530

Shares Outstanding	14,506,576

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$11.36

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$12.05

Class C Shares

Net Assets	$24,504,816

Shares Outstanding	2,182,710

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$11.23

Class I Shares

Net Assets	$113,907,453

Shares Outstanding	10,040,548

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$11.34

Class R Shares

Net Assets	$827,269

Shares Outstanding	73,072

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$11.32

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest allocated from Portfolio (net of foreign taxes, $8,500)	$5,931,822

Dividends allocated from Portfolio (net of foreign taxes, $430,128)	4,848,020

Expenses allocated from Portfolio	(1,909,596)

Other income	79,985

Total investment income	$8,950,231

Expenses

Administration fee	$441,543

Distribution and service fees

Class A	390,770

Class C	273,031

Class R	4,020

Trustees’ fees and expenses	500

Custodian fee	26,827

Transfer and dividend disbursing agent fees	173,942

Legal and accounting services	24,301

Printing and postage	39,796

Registration fees	73,294

Miscellaneous	15,869

Total expenses	$1,463,893

Net investment income	$7,486,338

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $3,200)	$14,475,468 (1)

Financial futures contracts	306,926

Foreign currency transactions	(135,937)

Forward foreign currency exchange contracts	23,559

Net realized gain	$14,670,016

Change in unrealized appreciation (depreciation) —

Investments	$50,349,168

Financial futures contracts	(172,137)

Foreign currency	71,353

Forward foreign currency exchange contracts	12,637

Net change in unrealized appreciation (depreciation)	$50,261,021

Net realized and unrealized gain	$64,931,037

Net increase in net assets from operations	$72,417,375

(1)	Includes $2,657,855 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$7,486,338	$9,965,797

Net realized gain (loss)	14,670,016 (1)	(2,121,301)

Net change in unrealized appreciation (depreciation)	50,261,021	(4,094,882)

Net increase in net assets from operations	$72,417,375	$3,749,614

Distributions to shareholders:

Class A	$(4,679,856)	$(4,474,765)

Class C	(641,216)	(1,349,718)

Class I	(3,565,558)	(3,932,520)

Class R	(22,315)	(20,600)

Total distributions to shareholders	$(8,908,945)	$(9,777,603)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$11,788,255	$9,334,722

Class C	2,724,113	1,827,396

Class I	19,793,612	22,327,841

Class R	222,145	86,944

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	4,325,494	4,148,917

Class C	621,341	1,286,469

Class I	3,197,990	3,498,789

Class R	22,315	20,600

Cost of shares redeemed

Class A	(24,296,977)	(27,194,475)

Class C	(6,801,358)	(12,429,642)

Class I	(27,051,504)	(35,942,330)

Class R	(190,139)	(116,965)

Net asset value of shares converted

Class A	17,003,385	8,012,264

Class C	(17,003,385)	(8,012,264)

Net decrease in net assets from Fund share transactions	$(15,644,713)	$(33,151,734)

Other capital —

Portfolio transaction fee contributed to Portfolio	$(153,151)	$(214,044)

Portfolio transaction fee allocated from Portfolio	151,338	211,372

Net decrease in net assets from other capital	$(1,813)	$(2,672)

Net increase (decrease) in net assets	$47,861,904	$(39,182,395)

Net Assets

At beginning of year	$256,155,164	$295,337,559

At end of year	$304,017,068	$256,155,164

(1)	Includes $2,657,855 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2021

Financial Highlights

	Class A

	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value — Beginning of year	$9.070		$9.210		$8.620		$9.060		$8.130

Income (Loss) From Operations

Net investment income(1)	$0.272		$0.330		$0.372		$0.267		$0.357

Net realized and unrealized gain (loss)	2.342		(0.146)		0.542		(0.383)		0.897

Total income (loss) from operations	$2.614		$0.184		$0.914		$(0.116)		$1.254

Less Distributions

From net investment income	$(0.324)		$(0.324)		$(0.324)		$(0.324)		$(0.324)

Total distributions	$(0.324)		$(0.324)		$(0.324)		$(0.324)		$(0.324)

Portfolio transaction fee, net(1)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)

Net asset value — End of year	$11.360		$9.070		$9.210		$8.620		$9.060

Total Return(3)(4)	29.08%		2.12%		10.97%		(1.52)%		15.72%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$164,778		$123,152		$131,104		$115,974		$137,914

Ratios (as a percentage of average daily net assets):(5)

Expenses(4)	1.17%		1.17%		1.24%		1.28%		1.29%

Net investment income	2.52%		3.65%		4.22%		2.94%		4.16%

Portfolio Turnover of the Portfolio	60%		118%		86%		102%		143%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.03% and 0.02% of average daily net assets for the years ended October 31, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2021

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value — Beginning of year	$8.960		$9.110		$8.530		$8.960		$8.050

Income (Loss) From Operations

Net investment income(1)	$0.187		$0.262		$0.292		$0.198		$0.295

Net realized and unrealized gain (loss)	2.328		(0.153)		0.546		(0.371)		0.875

Total income (loss) from operations	$2.515		$0.109		$0.838		$(0.173)		$1.170

Less Distributions

From net investment income	$(0.245)		$(0.259)		$(0.258)		$(0.257)		$(0.260)

Total distributions	$(0.245)		$(0.259)		$(0.258)		$(0.257)		$(0.260)

Portfolio transaction fee, net(1)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)

Net asset value — End of year	$11.230		$8.960		$9.110		$8.530		$8.960

Total Return(3)(4)	28.26%		1.29%		10.13%		(2.16)%		14.76%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$24,505		$37,875		$56,314		$87,821		$110,594

Ratios (as a percentage of average daily net assets):(5)

Expenses(4)	1.92%		1.92%		2.00%		2.03%		2.04%

Net investment income	1.76%		2.93%		3.36%		2.20%		3.46%

Portfolio Turnover of the Portfolio	60%		118%		86%		102%		143%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.03% and 0.02% of average daily net assets for the years ended October 31, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2021

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value — Beginning of year	$9.060		$9.190		$8.610		$9.040		$8.130

Income (Loss) From Operations

Net investment income(1)	$0.297		$0.354		$0.386		$0.287		$0.398

Net realized and unrealized gain (loss)	2.333		(0.136)		0.542		(0.369)		0.859

Total income (loss) from operations	$2.630		$0.218		$0.928		$(0.082)		$1.257

Less Distributions

From net investment income	$(0.350)		$(0.348)		$(0.348)		$(0.348)		$(0.347)

Total distributions	$(0.350)		$(0.348)		$(0.348)		$(0.348)		$(0.347)

Portfolio transaction fee, net(1)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)

Net asset value — End of year	$11.340		$9.060		$9.190		$8.610		$9.040

Total Return(3)(4)	29.31%		2.51%		11.17%		(1.26)%		15.90%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$113,907		$94,518		$107,290		$112,202		$108,772

Ratios (as a percentage of average daily net assets):(5)

Expenses(4)	0.92%		0.92%		0.99%		1.02%		1.04%

Net investment income	2.76%		3.92%		4.39%		3.17%		4.61%

Portfolio Turnover of the Portfolio	60%		118%		86%		102%		143%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.03% and 0.02% of average daily net assets for the years ended October 31, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2021

Financial Highlights — continued

	Class R

	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value — Beginning of year	$9.040		$9.180		$8.600		$9.030		$8.110

Income (Loss) From Operations

Net investment income(1)	$0.247		$0.310		$0.345		$0.243		$0.331

Net realized and unrealized gain (loss)	2.332		(0.149)		0.536		(0.373)		0.890

Total income (loss) from operations	$2.579		$0.161		$0.881		$(0.130)		$1.221

Less Distributions

From net investment income	$(0.299)		$(0.301)		$(0.301)		$(0.300)		$(0.301)

Total distributions	$(0.299)		$(0.301)		$(0.301)		$(0.300)		$(0.301)

Portfolio transaction fee, net(1)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)	$(0.000	)(2)

Net asset value — End of year	$11.320		$9.040		$9.180		$8.600		$9.030

Total Return(3)(4)	28.76%		1.87%		10.59%		(1.78)%		15.45%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$827		$610		$629		$506		$503

Ratios (as a percentage of average daily net assets):(5)

Expenses(4)	1.42%		1.42%		1.49%		1.52%		1.54%

Net investment income	2.29%		3.44%		3.92%		2.69%		3.84%

Portfolio Turnover of the Portfolio	60%		118%		86%		102%		143%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.03% and 0.02% of average daily net assets for the years ended October 31, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

13	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Income Builder Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Income Builder Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.6% at October 31, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended October 31, 2021, the Fund received $79,985 from Finland for previously withheld dividend taxes and interest thereon. Such amount is included in other income on the Statement of Operations. No other amounts for tax reclaims or interest thereon are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

14

Eaton Vance

Global Income Builder Fund

October 31, 2021

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$8,908,945	$9,777,603

During the year ended October 31, 2021, distributable earnings was decreased by $303,546 and paid-in capital was increased by $303,546 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$613,521

Undistributed long-term capital gains	$3,698,176

Net unrealized appreciation	$74,508,350

Distributable earnings	$78,820,047

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Fund’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Fund’s investment advisory agreement and related fee reduction agreement with BMR in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which BMR or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.550%

$500 million but less than $1 billion	0.525%

$1 billion but less than $2.5 billion	0.500%

$2.5 billion and over	0.475%

For the year ended October 31, 2021, the Fund incurred no investment adviser fee on such assets. Pursuant to an investment sub-advisory agreement, BMR has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, BMR entered into a new sub-advisory agreement with EVAIL, which took effect on March 1, 2021. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged BMR to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by Eaton Vance Management (EVM), an affiliate of BMR and effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley, for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2021, the administration fee amounted to $441,543. EVM and EVAIL have agreed to reimburse the Fund’s expenses to the extent that total annual operating

15

Eaton Vance

Global Income Builder Fund

October 31, 2021

Notes to Financial Statements — continued

expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.17%, 1.92%, 0.92% and 1.42% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after February 28, 2022. Pursuant to this agreement, EVM and EVAIL were allocated no operating expenses for the year ended October 31, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2021, EVM earned $11,948 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $13,240 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2021. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2021 amounted to $390,770 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2021, the Fund paid or accrued to EVD $204,773 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2021, the Fund paid or accrued to EVD $2,010 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2021 amounted to $68,258 and $2,010 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2021, the Fund was informed that EVD received less than $100 of CDSCs paid by Class A shareholders and approximately $1,000 of CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $13,408,587 and $39,140,436, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1K of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

16

Eaton Vance

Global Income Builder Fund

October 31, 2021

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2021	2020

Sales	1,097,807	1,074,650

Issued to shareholders electing to receive payments of distributions in Fund shares	402,814	465,741

Redemptions	(2,268,917)	(3,083,626)

Converted from Class C shares	1,693,556	889,129

Net increase (decrease)	925,260	(654,106)

	Year Ended October 31,
Class C	2021	2020

Sales	252,011	206,571

Issued to shareholders electing to receive payments of distributions in Fund shares	59,010	146,326

Redemptions	(640,670)	(1,411,113)

Converted to Class A shares	(1,712,817)	(899,314)

Net decrease	(2,042,466)	(1,957,530)

	Year Ended October 31,
Class I	2021	2020

Sales	1,840,359	2,546,241

Issued to shareholders electing to receive payments of distributions in Fund shares	298,003	393,731

Redemptions	(2,534,633)	(4,172,323)

Net decrease	(396,271)	(1,232,351)

	Year Ended October 31,
Class R	2021	2020

Sales	21,302	9,690

Issued to shareholders electing to receive payments of distributions in Fund shares	2,081	2,324

Redemptions	(17,786)	(13,059)

Net increase (decrease)	5,597	(1,045)

17

Eaton Vance

Global Income Builder Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Income Builder Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Income Builder Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

18

Eaton Vance

Global Income Builder Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals, the dividends received deduction for corporations, 163(j) interest dividends and capital gains dividends.

Qualified Business Income. For the fiscal year ended October 31, 2021, the Fund designates $52,736, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Qualified Dividend Income. For the fiscal year ended October 31, 2021, the Fund designates approximately $5,191,467 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2021 ordinary income dividends, 13.44% qualifies for the corporate dividends received deduction.

163(j) Interest Dividends. For the fiscal year ended October 31, 2021, the Fund designates 46.89% of distributions from net investment income as a 163(j) interest dividend.

Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $3,958,530 or, if subsequently determined to be different, the net capital gain of such year.

19

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments

Common Stocks — 61.1%
Security	Shares	Value

Aerospace & Defense — 0.4%

Safran S.A.	9,060	$1,219,383

		$1,219,383

Air Freight & Logistics — 0.3%

GXO Logistics, Inc.(1)	11,861	$1,053,257

		$1,053,257

Automobiles — 0.4%

Stellantis NV	67,807	$1,353,729

		$1,353,729

Banks — 3.9%

Bank of New York Mellon Corp. (The)	55,322	$3,275,063

Citigroup, Inc.	31,658	2,189,467

HDFC Bank, Ltd.	57,776	1,227,822

ING Groep NV	136,623	2,072,421

M&T Bank Corp.	3,026	445,185

Mitsubishi UFJ Financial Group, Inc.(2)	268,285	1,471,139

Svenska Handelsbanken AB, Class A	117,230	1,343,730

Wells Fargo & Co.	7	358

		$12,025,185

Beverages — 1.9%

Coca-Cola Co. (The)	52,606	$2,965,400

Diageo PLC	55,570	2,764,701

		$5,730,101

Biotechnology — 0.6%

CSL, Ltd.	8,140	$1,852,178

		$1,852,178

Building Products — 1.0%

Assa Abloy AB, Class B	52,807	$1,549,497

Kingspan Group PLC	12,199	1,404,410

		$2,953,907

Chemicals — 0.5%

Sika AG	4,143	$1,403,564

		$1,403,564

Security	Shares	Value

Construction Materials — 0.6%

CRH PLC	37,741	$1,806,051

		$1,806,051

Consumer Finance — 0.0%(3)

Capital One Financial Corp.	4	$604

		$604

Diversified Financial Services — 1.5%

Berkshire Hathaway, Inc., Class B(1)	10,704	$3,072,155

Industrivarden AB, Class A	1,803	59,478

ORIX Corp.	71,345	1,418,074

		$4,549,707

Electric Utilities — 1.0%

Iberdrola S.A.	132,847	$1,570,142

NextEra Energy, Inc.	18,310	1,562,393

		$3,132,535

Electrical Equipment — 1.6%

AMETEK, Inc.	19,923	$2,637,805

Schneider Electric SE	13,399	2,310,230

		$4,948,035

Electronic Equipment, Instruments & Components — 2.5%

CDW Corp.	10,639	$1,985,769

Halma PLC	31,661	1,283,958

Keyence Corp.	2,633	1,589,317

Murata Manufacturing Co., Ltd.	12,079	896,003

TE Connectivity, Ltd.	13,020	1,900,920

Zebra Technologies Corp., Class A(1)	8	4,272

		$7,660,239

Entertainment — 1.3%

Nintendo Co., Ltd.	1,662	$734,034

Walt Disney Co. (The)(1)	18,911	3,197,283

		$3,931,317

Equity Real Estate Investment Trusts (REITs) — 0.5%

American Tower Corp.	3,987	$1,124,214

Equity Residential	5,370	463,968

		$1,588,182

20	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Food Products — 1.9%

Mondelez International, Inc., Class A	40,179	$2,440,472

Nestle S.A.	26,676	3,518,756

		$5,959,228

Health Care Equipment & Supplies — 3.0%

Alcon, Inc.	23,498	$1,948,419

Boston Scientific Corp.(1)	64,967	2,802,027

Intuitive Surgical, Inc.(1)	6,540	2,361,790

Straumann Holding AG	971	2,021,328

		$9,133,564

Health Care Providers & Services — 0.6%

Anthem, Inc.	4,192	$1,824,065

		$1,824,065

Hotels, Restaurants & Leisure — 0.8%

Compass Group PLC(1)	65,010	$1,379,554

InterContinental Hotels Group PLC(1)	13,920	975,056

		$2,354,610

Industrial Conglomerates — 0.3%

DCC PLC	10,942	$913,004

		$913,004

Insurance — 1.0%

Allstate Corp. (The)	9,355	$1,156,933

Aviva PLC	71,847	387,680

AXA S.A.	51,955	1,511,526

		$3,056,139

Interactive Media & Services — 4.4%

Alphabet, Inc., Class C(1)	3,250	$9,637,582

Meta Platforms, Inc., Class A(1)	10,056	3,253,820

Tencent Holdings, Ltd.	8,157	496,189

		$13,387,591

Internet & Direct Marketing Retail — 2.0%

Amazon.com, Inc.(1)	1,861	$6,276,092

		$6,276,092

IT Services — 1.9%

Amadeus IT Group S.A.(1)	23,996	$1,605,281

Fidelity National Information Services, Inc.	10,166	1,125,783

Security	Shares	Value

IT Services (continued)

Global Payments, Inc.	6,453	$922,715

Visa, Inc., Class A	10,446	2,212,149

		$5,865,928

Leisure Products — 0.6%

Yamaha Corp.	31,555	$1,993,584

		$1,993,584

Life Sciences Tools & Services — 0.6%

Lonza Group AG	2,291	$1,882,745

		$1,882,745

Machinery — 2.1%

Graco, Inc.	12,271	$922,534

Ingersoll Rand, Inc.(1)	24,552	1,319,916

Sandvik AB	57,663	1,462,259

SMC Corp.	2,204	1,315,270

Stanley Black & Decker, Inc.	8,085	1,453,117

		$6,473,096

Metals & Mining — 0.5%

Rio Tinto, Ltd.	21,801	$1,493,646

		$1,493,646

Mortgage Real Estate Investment Trusts (REITs) — 0.2%

AGNC Investment Corp.	45,811	$729,311

		$729,311

Multi-Utilities — 0.2%

CMS Energy Corp.	10,882	$656,729

		$656,729

Oil, Gas & Consumable Fuels — 2.0%

Chevron Corp.	14,063	$1,610,073

EOG Resources, Inc.	30,347	2,805,884

Phillips 66	15,200	1,136,656

Pioneer Natural Resources Co.	2,523	471,750

		$6,024,363

Pharmaceuticals — 5.6%

AstraZeneca PLC	20,980	$2,624,626

Eli Lilly & Co.	12,153	3,096,098

Novo Nordisk A/S, Class B	28,525	3,127,905

21	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Pharmaceuticals (continued)

Roche Holding AG PC	7,359	$2,850,832

Sanofi	26,868	2,698,732

Zoetis, Inc.	12,775	2,761,955

		$17,160,148

Professional Services — 2.6%

Recruit Holdings Co., Ltd.	36,171	$2,406,059

RELX PLC	96,447	2,990,569

Verisk Analytics, Inc.	11,594	2,437,870

		$7,834,498

Semiconductors & Semiconductor Equipment — 3.5%

ASML Holding NV	5,128	$4,168,549

Infineon Technologies AG	51,652	2,418,932

Micron Technology, Inc.	26,684	1,843,864

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	19,867	2,258,878

		$10,690,223

Software — 4.5%

Adobe, Inc.(1)	2,509	$1,631,753

Dassault Systemes SE	31,575	1,843,897

Intuit, Inc.	3,022	1,891,742

Microsoft Corp.	25,735	8,534,241

		$13,901,633

Specialty Retail — 1.4%

Lowe’s Cos., Inc.	10,022	$2,343,344

TJX Cos., Inc. (The)	31,461	2,060,381

		$4,403,725

Technology Hardware, Storage & Peripherals — 1.4%

Apple, Inc.	28,477	$4,265,855

		$4,265,855

Textiles, Apparel & Luxury Goods — 1.9%

adidas AG	9,160	$2,998,079

LVMH Moet Hennessy Louis Vuitton SE	3,511	2,753,051

		$5,751,130

Total Common Stocks (identified cost $116,252,388)		$187,238,881

Convertible Bonds — 0.0%(3)
Security		Principal Amount (000’s omitted)	Value

Air Transportation — 0.0%(3)

Air Transport Services Group, Inc., 1.125%, 10/15/24		$63	$66,937

Total Convertible Bonds (identified cost $58,601)			$66,937

Corporate Bonds — 33.9%
Security		Principal Amount* (000’s omitted)	Value

Aerospace & Defense — 0.7%

Moog, Inc., 4.25%, 12/15/27(4)		170	$175,216

Rolls-Royce PLC:

5.75%, 10/15/27(4)		492	545,038

5.75%, 10/15/27(5)	GBP	161	245,440

TransDigm UK Holdings PLC, 6.875%, 5/15/26		200	210,894

TransDigm, Inc.:

4.625%, 1/15/29		185	184,075

5.50%, 11/15/27		106	108,650

6.25%, 3/15/26(4)		419	437,855

7.50%, 3/15/27		327	343,350

			$2,250,518

Airlines — 0.5%

Air Canada:

3.875%, 8/15/26(4)		101	$102,389

4.625%, 8/15/29(4)	CAD	93	75,146

Air France-KLM, 3.875%, 7/1/26(5)	EUR	400	453,644

American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:

5.50%, 4/20/26(4)		314	329,779

5.75%, 4/20/29(4)		314	338,335

United Airlines, Inc., 4.625%, 4/15/29(4)		193	199,220

			$1,498,513

Auto Components — 0.5%

Clarios Global, L.P./Clarios US Finance Co.:

4.375%, 5/15/26(5)	EUR	181	$214,492

8.50%, 5/15/27(4)		192	204,196

Goodyear Tire & Rubber Co. (The):

5.00%, 7/15/29(4)		336	354,900

5.25%, 7/15/31(4)		270	287,690

TI Automotive Finance PLC, 3.75%, 4/15/29(5)	EUR	200	232,026

Wheel Pros, Inc., 6.50%, 5/15/29(4)		213	207,768

			$1,501,072

22	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Automobiles — 0.9%

Ford Motor Co.:

4.75%, 1/15/43		197	$215,445

8.50%, 4/21/23		202	221,746

9.625%, 4/22/30		208	299,911

Ford Motor Credit Co., LLC:

3.087%, 1/9/23		231	235,262

3.37%, 11/17/23		200	205,500

3.815%, 11/2/27		327	339,701

4.00%, 11/13/30		268	280,060

4.125%, 8/17/27		555	589,687

5.125%, 6/16/25		200	217,250

General Motors Financial Co., Inc., Series C, 5.70% to 9/30/30(6)(7)		85	98,281

Jaguar Land Rover Automotive PLC, 6.875%, 11/15/26(5)	EUR	100	129,090

			$2,831,933

Banks — 1.5%

Banco Mercantil del Norte S.A./Grand Cayman, 7.625% to 1/10/28(4)(6)(7)		200	$219,802

Citigroup, Inc., Series M, 6.30% to 5/15/24(6)(7)		200	213,460

Comerica, Inc., 5.625% to 7/1/25(6)(7)		125	138,650

Credit Suisse Group AG, 7.50% to 7/17/23(4)(6)(7)		208	221,624

Deutsche Bank AG, 7.125% to 4/30/26(5)(6)(7)	GBP	100	148,488

Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(4)(6)(7)		220	242,000

HSBC Holdings PLC, 4.60% to 12/17/30(6)(7)		200	199,226

Huntington Bancshares, Inc., Series F, 5.625% to 7/15/30(6)(7)		125	145,469

JPMorgan Chase & Co.:

Series HH, 4.60% to 2/1/25(6)(7)		298	305,187

Series KK, 3.65% to 6/1/26(6)(7)		251	250,372

Series S, 6.75% to 2/1/24(6)(7)		215	235,138

Series X, 6.10% to 10/1/24(6)(7)		165	177,478

Lloyds Banking Group PLC, 7.50% to 9/27/25(6)(7)		200	229,625

Natwest Group PLC, 4.60% to 6/28/31(6)(7)		200	197,500

Societe Generale S.A., 5.375% to 11/18/30(4)(6)(7)		200	213,000

Standard Chartered PLC, 4.75% to 1/14/31(4)(6)(7)		229	225,136

SVB Financial Group., Series C, 4.00% to 5/15/26(6)(7)		58	58,218

Truist Financial Corp., Series Q, 5.10% to 3/1/30(6)(7)		77	86,340

Vivion Investments S.a.r.l., 3.00%, 8/8/24(5)	EUR	800	893,042

Zions Bancorp NA, 5.80% to 6/15/23(6)(7)		268	276,252

			$4,676,007

Security		Principal Amount* (000’s omitted)	Value

Biotechnology — 0.5%

Emergent BioSolutions, Inc., 3.875%, 8/15/28(4)		254	$244,157

Grifols Escrow Issuer S.A.:

3.875%, 10/15/28(5)	EUR	925	1,072,695

4.75%, 10/15/28(4)		231	234,754

			$1,551,606

Building Products — 1.1%

Boise Cascade Co., 4.875%, 7/1/30(4)		116	$121,945

Builders FirstSource, Inc.:

4.25%, 2/1/32(4)		204	205,913

5.00%, 3/1/30(4)		90	95,176

Empire Communities Corp., 7.00%, 12/15/25(4)		259	268,389

HT Troplast GmbH, 9.25%, 7/15/25(5)	EUR	360	449,557

Masonite International Corp., 5.375%, 2/1/28(4)		105	110,381

PCF GmbH, 4.75%, 4/15/26(5)	EUR	175	206,235

PGT Innovations, Inc., 4.375%, 10/1/29(4)		176	174,680

Standard Industries, Inc.:

2.25%, 11/21/26(5)	EUR	100	112,225

4.375%, 7/15/30(4)		192	192,240

5.00%, 2/15/27(4)		78	80,145

Taylor Morrison Communities, Inc.:

5.75%, 1/15/28(4)		196	216,043

5.875%, 6/15/27(4)		146	163,529

Victoria PLC, 3.625%, 8/24/26(5)	EUR	806	942,314

			$3,338,772

Capital Markets — 0.2%

AerCap Holdings NV, 5.875% to 10/10/24, 10/10/79(6)		150	$156,711

Charles Schwab Corp. (The), Series I, 4.00% to 6/1/26(6)(7)		259	266,874

UBS Group AG, 4.375% to 2/10/31(4)(6)(7)		200	199,150

			$622,735

Casino & Gaming — 0.2%

Cinemark USA, Inc.:

5.875%, 3/15/26(4)		67	$67,251

8.75%, 5/1/25(4)		48	51,420

Peninsula Pacific Entertainment, LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(4)		370	395,347

Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(4)		215	219,984

			$734,002

23	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Chemicals — 0.5%

Herens Holdco S.a.r.l., 4.75%, 5/15/28(4)		201	$199,653

Herens Midco S.a.r.l., 5.25%, 5/15/29(5)	EUR	271	293,088

INEOS Quattro Finance 2 PLC, 2.50%, 1/15/26(5)	EUR	232	268,075

NOVA Chemicals Corp., 4.25%, 5/15/29(4)		203	200,615

Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26(4)		310	317,169

Valvoline, Inc.:

3.625%, 6/15/31(4)		128	124,960

4.25%, 2/15/30(4)		140	142,294

			$1,545,854

Commercial Services & Supplies — 1.5%

Adtalem Global Education, Inc., 5.50%, 3/1/28(4)		293	$296,296

APi Escrow Corp., 4.75%, 10/15/29(4)		87	88,631

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.:

5.375%, 3/1/29(4)		127	133,826

5.75%, 7/15/27(4)		89	93,116

5.75%, 7/15/27(4)		110	115,328

Clean Harbors, Inc.:

4.875%, 7/15/27(4)		101	105,293

5.125%, 7/15/29(4)		61	66,109

EC Finance PLC, 3.00%, 10/15/26(5)	EUR	274	320,597

Gartner, Inc.:

3.625%, 6/15/29(4)		57	57,356

3.75%, 10/1/30(4)		107	108,605

4.50%, 7/1/28(4)		151	157,410

GFL Environmental, Inc.:

3.50%, 9/1/28(4)		240	239,100

3.75%, 8/1/25(4)		130	133,926

4.75%, 6/15/29(4)		343	346,430

HealthEquity, Inc., 4.50%, 10/1/29(4)		158	159,975

Korn Ferry, 4.625%, 12/15/27(4)		233	240,572

Madison IAQ, LLC, 4.125%, 6/30/28(4)		128	127,497

MoneyGram International, Inc., 5.375%, 8/1/26(4)		149	149,559

NESCO Holdings II, Inc., 5.50%, 4/15/29(4)		206	208,833

Paprec Holding S.A., 3.50%, 7/1/28(5)	EUR	352	407,665

Team Health Holdings, Inc., 6.375%, 2/1/25(4)		235	208,365

Terminix Co., LLC (The), 7.45%, 8/15/27		550	661,375

Tervita Corp., 11.00%, 12/1/25(4)		123	141,610

			$4,567,474

Construction & Engineering — 0.1%

TopBuild Corp., 4.125%, 2/15/32(4)		158	$159,580

			$159,580

Security		Principal Amount* (000’s omitted)	Value

Construction Materials — 0.2%

SRM Escrow Issuer, LLC, 6.00%, 11/1/28(4)		644	$670,565

			$670,565

Consumer Finance — 0.3%

CPUK Finance, Ltd., 4.875%, 2/28/47(5)	GBP	278	$381,877

PRA Group, Inc.:

5.00%, 10/1/29(4)		115	113,786

7.375%, 9/1/25(4)		261	278,617

			$774,280

Containers & Packaging — 0.3%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:

2.125%, 8/15/26(5)	EUR	410	$468,332

4.125%, 8/15/26(4)		253	258,384

Kleopatra Finco S.a.r.l., 4.25%, 3/1/26(5)	EUR	243	270,204

			$996,920

Cosmetics / Personal Care — 0.1%

Edgewell Personal Care Co., 5.50%, 6/1/28(4)		180	$188,533

			$188,533

Distributors — 0.4%

BCPE Empire Holdings, Inc., 7.625%, 5/1/27(4)		475	$471,031

Parts Europe S.A., 3.454%, (3 mo. EURIBOR + 4.00%), 7/20/27(5)(8)	EUR	350	405,432

Performance Food Group, Inc.:

4.25%, 8/1/29(4)		315	315,394

5.50%, 10/15/27(4)		169	176,394

			$1,368,251

Diversified Consumer Services — 0.3%

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(5)		750	$777,188

			$777,188

Diversified Financial Services — 1.5%

Alliance Data Systems Corp., 4.75%, 12/15/24(4)		194	$198,703

Allied Universal Holdco, LLC, 6.625%, 7/15/26(4)		497	522,784

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 9.75%, 7/15/27(4)		203	218,479

Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28(4)		316	313,842

Ally Financial, Inc., Series B, 4.70% to 5/15/26(6)(7)		237	246,332

Alpha Holding S.A. de CV, 9.00%, 2/10/25(4)(13)		200	28,424

24	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Diversified Financial Services (continued)

American AgCredit Corp., Series QIB, 5.25% to 6/15/26(4)(6)(7)		250	$255,625

Coinbase Global, Inc.:

3.375%, 10/1/28(4)		181	174,891

3.625%, 10/1/31(4)		151	144,016

Encore Capital Group, Inc.:

4.25%, (3 mo. EURIBOR + 4.25%), 1/15/28(5)(8)	EUR	479	558,721

5.375%, 2/15/26(5)	GBP	180	254,838

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.:

6.25%, 5/15/26		146	153,118

6.375%, 12/15/25		120	122,550

Jefferson Capital Holdings, LLC, 6.00%, 8/15/26(4)		343	347,769

Louvre Bidco S.A.S., 6.50%, 9/30/24(5)	EUR	310	370,052

Sherwood Financing PLC, 6.00%, 11/15/26(5)(9)	GBP	420	574,791

			$4,484,935

Diversified Telecommunication Services — 0.1%

Level 3 Financing, Inc.:

4.25%, 7/1/28(4)		324	$320,749

5.25%, 3/15/26		90	92,875

			$413,624

Electric Utilities — 1.1%

Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(4)		353	$365,535

FirstEnergy Corp., Series B, 4.40%, 7/15/27		257	278,967

Imola Merger Corp., 4.75%, 5/15/29(4)		306	314,782

Leeward Renewable Energy Operations, LLC, 4.25%, 7/1/29(4)		113	113,709

NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, 5/1/79(6)		155	180,148

NextEra Energy Operating Partners, L.P.:

4.25%, 9/15/24(4)		9	9,506

4.50%, 9/15/27(4)		142	152,089

NRG Energy, Inc.:

3.375%, 2/15/29(4)		106	103,482

3.625%, 2/15/31(4)		177	172,486

3.875%, 2/15/32(4)		195	191,344

5.25%, 6/15/29(4)		122	130,082

Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(4)		199	206,214

Southern California Edison Co., Series E, 6.25% to 2/1/22(6)(7)		101	101,657

Southern Co. (The):

Series 21-A, 3.75% to 6/15/26, 9/15/51(6)		120	122,016

Security		Principal Amount* (000’s omitted)	Value

Electric Utilities (continued)

Southern Co. (The): (continued)

Series B, 4.00% to 10/15/25, 1/15/51(6)		56	$58,531

Series B, 5.50% to 3/15/22, 3/15/57(6)		192	194,334

TerraForm Power Operating, LLC:

4.25%, 1/31/23(4)		95	97,019

5.00%, 1/31/28(4)		237	252,704

Vistra Operations Co., LLC:

4.375%, 5/1/29(4)		235	232,944

5.00%, 7/31/27(4)		232	238,090

			$3,515,639

Electronic Equipment, Instruments & Components — 0.1%

WESCO Distribution, Inc., 7.25%, 6/15/28(4)		153	$168,937

			$168,937

Entertainment — 1.1%

AMC Entertainment Holdings, Inc.:

10.50%, 4/15/25(4)		94	$101,050

12.00%, (10.00% cash or 12.00% PIK), 6/15/26(4)(10)		209	208,277

Caesars Entertainment, Inc.:

6.25%, 7/1/25(4)		417	439,143

8.125%, 7/1/27(4)		56	62,793

Cinemark USA, Inc., 5.25%, 7/15/28(4)		206	201,236

Gamma Bidco SpA, 6.25%, 7/15/25(5)	EUR	200	239,038

LHMC Finco 2 S.a.r.l., 7.25%, (7.25% cash or 8.00% PIK), 10/2/25(5)(10)	EUR	686	802,216

Netflix, Inc.:

3.00%, 6/15/25(5)	EUR	370	465,600

4.875%, 6/15/30(4)		300	352,881

5.875%, 11/15/28		300	365,544

Powdr Corp., 6.00%, 8/1/25(4)		227	237,839

			$3,475,617

Equity Real Estate Investment Trusts (REITs) — 0.2%

Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC, 4.50%, 4/1/27(4)		260	$253,825

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc.:

4.50%, 9/1/26		100	108,600

5.625%, 5/1/24		200	217,220

			$579,645

25	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Food Products — 1.0%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 5.875%, 2/15/28(4)		181	$192,539

Casino Guichard Perrachon S.A., 5.25%, 4/15/27(5)	EUR	125	137,523

Chobani, LLC/Chobani Finance Corp., Inc., 4.625%, 11/15/28(4)		70	71,662

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30(4)		386	423,152

Kraft Heinz Foods Co.:

3.875%, 5/15/27		166	180,086

4.25%, 3/1/31		371	419,265

4.375%, 6/1/46		242	282,907

4.625%, 10/1/39		56	65,298

4.875%, 10/1/49		82	101,680

5.50%, 6/1/50		166	222,675

Land O’ Lakes, Inc., 8.00%(4)(7)		330	358,090

Nomad Foods Bondco PLC, 2.50%, 6/24/28(5)	EUR	371	426,916

Pilgrim’s Pride Corp., 3.50%, 3/1/32(4)		288	289,080

			$3,170,873

Gas Utilities — 0.1%

NiSource, Inc., 5.65% to 6/15/23(6)(7)		280	$296,800

			$296,800

Health Care Equipment & Supplies — 1.0%

Centene Corp.:

2.50%, 3/1/31		311	$303,620

3.00%, 10/15/30		377	383,669

3.375%, 2/15/30		308	316,487

4.625%, 12/15/29		319	344,520

Compass Minerals International, Inc., 6.75%, 12/1/27(4)		182	192,920

ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(4)		101	102,861

Molina Healthcare, Inc., 3.875%, 11/15/30(4)		245	252,982

Mozart Debt Merger Sub, Inc., 5.25%, 10/1/29(4)		492	499,995

US Acute Care Solutions, LLC, 6.375%, 3/1/26(4)		331	343,826

Varex Imaging Corp., 7.875%, 10/15/27(4)		243	270,690

			$3,011,570

Health Care Providers & Services — 0.6%

Encompass Health Corp.:

4.50%, 2/1/28		8	$8,155

4.625%, 4/1/31		127	129,402

4.75%, 2/1/30		191	196,022

HCA, Inc.:

5.375%, 9/1/26		270	307,827

5.625%, 9/1/28		245	287,441

Security		Principal Amount* (000’s omitted)	Value

Health Care Providers & Services (continued)

Legacy LifePoint Health, LLC, 4.375%, 2/15/27(4)		131	$129,854

ModivCare, Inc., 5.875%, 11/15/25(4)		182	191,327

Molina Healthcare, Inc., 4.375%, 6/15/28(4)		103	106,734

Tenet Healthcare Corp.:

4.625%, 9/1/24(4)		49	50,103

4.875%, 1/1/26(4)		290	297,612

5.125%, 11/1/27(4)		138	144,382

			$1,848,859

Home Builders — 0.1%

WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(4)		201	$208,035

			$208,035

Hotels, Restaurants & Leisure — 0.9%

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.:

3.875%, 1/15/28(4)		286	$285,666

4.375%, 1/15/28(4)		182	183,183

5.75%, 4/15/25(4)		66	68,640

Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(4)		583	601,032

Lithia Motors, Inc.:

4.375%, 1/15/31(4)		131	139,673

4.625%, 12/15/27(4)		91	96,323

MGM Resorts International, 4.75%, 10/15/28		264	274,747

NH Hotel Group S.A., 4.00%, 7/2/26(5)	EUR	136	157,874

Viking Cruises, Ltd., 5.875%, 9/15/27(4)		974	942,895

			$2,750,033

Household Products — 0.0%(3)

Tempur Sealy International, Inc., 3.875%, 10/15/31(4)		84	$83,345

			$83,345

Independent Power and Renewable Electricity Producers — 0.2%

Calpine Corp.:

5.125%, 3/15/28(4)		273	$271,976

5.25%, 6/1/26(4)		101	104,050

NRG Energy, Inc., 5.75%, 1/15/28		210	222,863

			$598,889

Industrial Conglomerates — 0.2%

Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(4)		165	$172,961

Dycom Industries, Inc., 4.50%, 4/15/29(4)		156	158,535

26	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Industrial Conglomerates (continued)

Gatwick Airport Finance PLC, 4.375%, 4/7/26(5)	GBP	145	$201,164

			$532,660

Insurance — 0.5%

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(4)		386	$399,028

Galaxy Finco, Ltd., 9.25%, 7/31/27(5)	GBP	525	752,096

Liberty Mutual Group, Inc., 4.125%, 12/15/51(4)		115	118,023

QBE Insurance Group, Ltd., 5.875% to 5/12/25(4)(6)(7)		222	243,090

			$1,512,237

Internet — 0.0%(3)

United Group B.V., 4.00%, 11/15/27(5)	EUR	125	$141,703

			$141,703

Internet & Direct Marketing Retail — 0.1%

Cars.com, Inc., 6.375%, 11/1/28(4)		185	$193,852

			$193,852

Leisure Products — 0.9%

Carnival Corp.:

5.75%, 3/1/27(4)		207	$210,881

6.00%, 5/1/29(4)(9)		216	216,270

7.625%, 3/1/26(4)		87	91,771

7.625%, 3/1/26(5)	EUR	390	486,028

Carnival PLC, 1.00%, 10/28/29	EUR	350	317,285

Dometic Group AB, 2.00%, 9/29/28(5)	EUR	389	441,834

Life Time, Inc.:

5.75%, 1/15/26(4)		199	204,546

8.00%, 4/15/26(4)		208	218,743

NCL Corp., Ltd.:

3.625%, 12/15/24(4)		111	104,618

5.875%, 3/15/26(4)		106	106,397

NCL Finance, Ltd., 6.125%, 3/15/28(4)		55	55,550

Royal Caribbean Cruises, Ltd.:

3.70%, 3/15/28		111	105,311

4.25%, 6/15/23		29	39,261

Sabre GLBL, Inc., 9.25%, 4/15/25(4)		86	99,502

Viking Cruises, Ltd., 7.00%, 2/15/29(4)		104	104,690

Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29(4)		66	65,588

			$2,868,275

Security		Principal Amount* (000’s omitted)	Value

Life Sciences Tools & Services — 0.1%

Chemours Co. (The), 4.625%, 11/15/29(4)		148	$142,635

WR Grace Holdings, LLC, 4.875%, 6/15/27(4)		245	249,165

			$391,800

Machinery — 0.3%

Frigoglass Finance B.V., 6.875%, 2/12/25(5)	EUR	475	$470,167

IMA Industria Macchine Automatiche SpA, 3.75%, 1/15/28(5)	EUR	381	438,360

			$908,527

Media — 2.3%

Altice France S.A., 8.125%, 2/1/27(4)		458	$492,922

Beasley Mezzanine Holdings, LLC, 8.625%, 2/1/26(4)		308	310,292

CCO Holdings, LLC/CCO Holdings Capital Corp.:

4.25%, 2/1/31(4)		286	285,108

4.50%, 8/15/30(4)		290	295,548

4.75%, 3/1/30(4)		322	332,867

5.375%, 6/1/29(4)		110	118,332

Clear Channel Outdoor Holdings, Inc.:

7.50%, 6/1/29(4)		91	93,219

7.75%, 4/15/28(4)		240	248,868

CSC Holdings, LLC:

3.375%, 2/15/31(4)		200	182,400

5.75%, 1/15/30(4)		416	410,987

7.50%, 4/1/28(4)		200	213,000

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(4)		369	209,225

Entercom Media Corp., 6.75%, 3/31/29(4)		261	259,112

LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(4)		205	206,814

Mav Acquisition Corp., 8.00%, 8/1/29(4)		201	195,822

National CineMedia, LLC:

5.75%, 8/15/26		189	152,027

5.875%, 4/15/28(4)		245	226,482

Outfront Media Capital, LLC/Outfront Media Capital Corp., 6.25%, 6/15/25(4)		137	143,507

Sirius XM Radio, Inc.:

3.125%, 9/1/26(4)		125	125,312

3.875%, 9/1/31(4)		126	121,197

5.00%, 8/1/27(4)		218	227,810

Summer (BC) Holdco A S.a.r.l., 9.25%, 10/31/27(5)	EUR	264	331,181

Summer (BC) Holdco B S.a.r.l., 5.75%, 10/31/26(5)	EUR	400	483,613

Terrier Media Buyer, Inc., 8.875%, 12/15/27(4)		178	188,516

Townsquare Media, Inc., 6.875%, 2/1/26(4)		141	147,521

27	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Media (continued)

Univision Communications, Inc., 4.50%, 5/1/29(4)		186	$188,409

UPCB Finance VII, Ltd., 3.625%, 6/15/29(5)	EUR	116	136,786

Urban One, Inc., 7.375%, 2/1/28(4)		148	155,554

Virgin Media Finance PLC, 3.75%, 7/15/30(5)	EUR	250	287,602

Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(5)	GBP	100	137,591

			$6,907,624

Metals & Mining — 1.6%

Allegheny Ludlum, LLC, 6.95%, 12/15/25		598	$654,062

Arconic Corp., 6.125%, 2/15/28(4)		101	106,555

Bombardier, Inc.:

7.50%, 12/1/24(4)		53	55,253

7.875%, 4/15/27(4)		90	93,683

BWX Technologies, Inc.:

4.125%, 6/30/28(4)		159	161,193

4.125%, 4/15/29(4)		118	119,897

Centennial Resource Production, LLC, 5.375%, 1/15/26(4)		237	236,639

Cleveland-Cliffs, Inc.:

6.75%, 3/15/26(4)		360	383,850

9.875%, 10/17/25(4)		52	59,605

Eldorado Gold Corp., 6.25%, 9/1/29(4)		176	178,913

Freeport-McMoRan, Inc., 5.45%, 3/15/43		297	373,997

Hudbay Minerals, Inc.:

4.50%, 4/1/26(4)		174	173,783

6.125%, 4/1/29(4)		151	159,116

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(4)		1,024	1,086,234

Joseph T. Ryerson & Son, Inc., 8.50%, 8/1/28(4)		127	141,446

New Gold, Inc.:

6.375%, 5/15/25(4)		38	39,168

7.50%, 7/15/27(4)		491	530,894

Novelis Corp., 3.25%, 11/15/26(4)		89	88,889

Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(4)		153	156,060

TMS International Corp., 6.25%, 4/15/29(4)		101	104,409

			$4,903,646

Multi-Utilities — 0.1%

Centerpoint Energy, Inc., Series A, 6.125% to 9/1/23(6)(7)		345	$364,725

			$364,725

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas — 0.0%(3)

TechnipFMC PLC, 6.50%, 2/1/26(4)	14	$14,934

		$14,934

Oil, Gas & Consumable Fuels — 2.6%

Aethon United BR, L.P./Aethon United Finance Corp., 8.25%, 2/15/26(4)	350	$376,411

Archrock Partners, L.P./Archrock Partners Finance Corp., 6.25%, 4/1/28(4)	135	139,894

Callon Petroleum Co., 8.00%, 8/1/28(4)	172	173,574

Colgate Energy Partners III, LLC:

5.875%, 7/1/29(4)	227	232,675

7.75%, 2/15/26(4)	190	203,062

Continental Resources, Inc.:

4.375%, 1/15/28	144	157,320

4.90%, 6/1/44	8	9,089

5.75%, 1/15/31(4)	233	279,309

CrownRock, L.P./CrownRock Finance, Inc.:

5.00%, 5/1/29(4)	221	227,906

5.625%, 10/15/25(4)	259	265,151

CVR Energy, Inc., 5.75%, 2/15/28(4)	439	432,964

DCP Midstream, L.P., Series A, 7.375% to 12/15/22(6)(7)	160	160,800

EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(6)(7)	193	154,734

EQT Corp.:

5.00%, 1/15/29	53	58,946

6.625%, 2/1/25	69	77,711

7.50%, 2/1/30	102	130,708

Great Western Petroleum, LLC/Great Western Finance Corp., 12.00%, 9/1/25(4)	248	252,256

Laredo Petroleum, Inc.:

9.50%, 1/15/25	74	76,196

10.125%, 1/15/28	112	119,840

Nabors Industries, Ltd.:

7.25%, 1/15/26(4)	110	106,886

7.50%, 1/15/28(4)	118	112,301

9.00%, 2/1/25(4)	95	98,480

Occidental Petroleum Corp.:

3.40%, 4/15/26	76	77,641

3.45%, 7/15/24	42	43,098

3.50%, 8/15/29	101	102,641

4.20%, 3/15/48	156	152,257

4.40%, 8/15/49	125	125,129

4.625%, 6/15/45	84	87,051

6.125%, 1/1/31	193	231,359

6.20%, 3/15/40	81	98,253

28	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)

Occidental Petroleum Corp.: (continued)

6.375%, 9/1/28	93	$109,124

6.45%, 9/15/36	93	118,477

6.625%, 9/1/30	254	311,125

Odebrecht Oil & Gas Finance, Ltd., 0.0%(4)(7)	862	11,850

Ovintiv, Inc.:

6.50%, 2/1/38	34	46,159

6.625%, 8/15/37	18	24,487

8.125%, 9/15/30	40	54,918

PBF Holding Co., LLC/PBF Finance Corp., 9.25%, 5/15/25(4)	205	199,298

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(6)(7)	747	677,902

Precision Drilling Corp.:

6.875%, 1/15/29(4)	152	157,210

7.125%, 1/15/26(4)	99	101,948

Shelf Drilling Holdings, Ltd.:

8.25%, 2/15/25(4)	245	189,569

8.875%, 11/15/24(4)	71	73,592

Sunoco, L.P./Sunoco Finance Corp., 4.50%, 4/30/30(4)	226	228,276

Tap Rock Resources, LLC, 7.00%, 10/1/26(4)	250	257,730

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp.:

4.00%, 1/15/32(4)	169	174,614

4.875%, 2/1/31	37	39,941

5.50%, 3/1/30	36	39,610

5.875%, 4/15/26	155	162,025

Transocean Pontus, Ltd., 6.125%, 8/1/25(4)	80	80,714

Transocean Poseidon, Ltd., 6.875%, 2/1/27(4)	181	180,821

		$8,003,032

Packaging & Containers — 0.1%

LABL, Inc.:

5.875%, 11/1/28(4)	66	$66,516

8.25%, 11/1/29(4)	132	129,967

		$196,483

Pharmaceuticals — 1.0%

180 Medical, Inc., 3.875%, 10/15/29(4)	103	$103,709

AdaptHealth, LLC:

4.625%, 8/1/29(4)	65	64,350

5.125%, 3/1/30(4)	71	71,444

6.125%, 8/1/28(4)	310	328,600

Bausch Health Americas, Inc.:

8.50%, 1/31/27(4)	448	476,000

9.25%, 4/1/26(4)	105	111,694

Security	Principal Amount* (000’s omitted)	Value

Pharmaceuticals (continued)

Bausch Health Cos., Inc.:

5.25%, 1/30/30(4)	71	$64,213

5.25%, 2/15/31(4)	71	63,945

5.50%, 11/1/25(4)	129	131,234

7.25%, 5/30/29(4)	98	99,499

9.00%, 12/15/25(4)	245	257,328

Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(4)	218	215,051

Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(4)	392	421,384

HLF Financing S.a.r.l., LLC/Herbalife International, Inc., 4.875%, 6/1/29(4)	276	278,341

Jazz Securities DAC, 4.375%, 1/15/29(4)	224	230,440

Option Care Health, Inc., 4.375%, 10/31/29(4)	97	98,070

Owens & Minor, Inc., 4.50%, 3/31/29(4)	180	180,900

		$3,196,202

Pipelines — 1.0%

Antero Midstream Partners, L.P./Antero Midstream Finance Corp.:

5.75%, 3/1/27(4)	102	$105,443

7.875%, 5/15/26(4)	109	119,355

Cheniere Energy Partners, L.P.:

4.00%, 3/1/31(4)	519	540,417

4.50%, 10/1/29	199	212,717

Cheniere Energy, Inc., 4.625%, 10/15/28	183	192,141

DT Midstream, Inc., 4.125%, 6/15/29(4)	172	173,445

Energy Transfer, L.P., Series B, 6.625% to 2/15/28(6)(7)	147	142,958

EQM Midstream Partners, L.P.:

4.50%, 1/15/29(4)	137	141,111

6.00%, 7/1/25(4)	116	126,005

6.50%, 7/1/27(4)	116	129,202

Genesis Energy, L.P./Genesis Energy Finance Corp., 8.00%, 1/15/27	123	123,771

New Fortress Energy, Inc., 6.50%, 9/30/26(4)	382	371,846

Venture Global Calcasieu Pass, LLC:

3.875%, 8/15/29(4)	146	148,737

4.125%, 8/15/31(4)	130	134,706

Western Midstream Operating, L.P.:

4.50%, 3/1/28	27	29,261

4.75%, 8/15/28	24	26,435

5.30%, 2/1/30	207	227,182

		$2,944,732

29	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Real Estate Investment Trusts (REITs) — 0.9%

ADLER Group S.A.:

2.75%, 11/13/26(5)	EUR	200	$207,801

3.25%, 8/5/25(5)	EUR	100	107,335

Aedas Homes Opco SLU, 4.00%, 8/15/26(5)	EUR	287	338,399

HAT Holdings I, LLC/HAT Holdings II, LLC:

3.75%, 9/15/30(4)		151	150,257

6.00%, 4/15/25(4)		127	132,423

Heimstaden Bostad AB, 3.00% to 10/29/27(5)(6)(7)	EUR	415	459,298

Service Properties Trust:

3.95%, 1/15/28		310	288,688

4.95%, 10/1/29		23	22,166

5.50%, 12/15/27		49	51,284

7.50%, 9/15/25		167	184,887

Signa Development Finance SCS, 5.50%, 7/23/26(5)	EUR	300	304,750

VICI Properties, L.P./VICI Note Co., Inc.:

3.75%, 2/15/27(4)		27	27,776

4.125%, 8/15/30(4)		198	208,148

4.25%, 12/1/26(4)		300	311,124

4.625%, 12/1/29(4)		66	70,496

			$2,864,832

Semiconductors & Semiconductor Equipment — 0.1%

ON Semiconductor Corp., 3.875%, 9/1/28(4)		258	$261,225

			$261,225

Software — 0.2%

Black Knight InfoServ, LLC, 3.625%, 9/1/28(4)		216	$215,190

Playtika Holding Corp., 4.25%, 3/15/29(4)		222	222,899

SS&C Technologies, Inc., 5.50%, 9/30/27(4)		95	100,106

			$538,195

Specialty Retail — 1.9%

Arko Corp., 5.125%, 11/15/29(4)		172	$168,104

Carrols Restaurant Group, Inc., 5.875%, 7/1/29(4)		95	87,083

Dave & Buster’s, Inc., 7.625%, 11/1/25(4)		387	416,068

Dufry One B.V., 3.375%, 4/15/28(5)	EUR	379	431,552

eG Global Finance PLC, 6.25%, 10/30/25(5)	EUR	450	528,562

Entegris, Inc., 4.375%, 4/15/28(4)		33	34,238

Gap, Inc. (The):

3.625%, 10/1/29(4)		110	107,938

3.875%, 10/1/31(4)		65	63,781

Group 1 Automotive, Inc., 4.00%, 8/15/28(4)		203	203,294

IRB Holding Corp., 7.00%, 6/15/25(4)		77	81,428

Ken Garff Automotive, LLC, 4.875%, 9/15/28(4)		155	157,131

Security		Principal Amount* (000’s omitted)	Value

Specialty Retail (continued)

L Brands, Inc.:

6.625%, 10/1/30(4)		144	$161,290

6.75%, 7/1/36		80	96,150

6.875%, 11/1/35		205	249,325

6.95%, 3/1/33		151	170,914

7.60%, 7/15/37		45	53,494

9.375%, 7/1/25(4)		31	38,479

LCM Investments Holdings II, LLC, 4.875%, 5/1/29(4)		257	264,214

Lithia Motors, Inc., 3.875%, 6/1/29(4)		86	89,226

Midco GB SASU, 7.75% (PIK), 11/1/27(5)(9)(10)	EUR	344	403,907

PetSmart, Inc./PetSmart Finance Corp.:

4.75%, 2/15/28(4)		264	271,590

7.75%, 2/15/29(4)		250	270,492

Punch Finance PLC, 6.125%, 6/30/26(5)	GBP	340	467,381

Sonic Automotive, Inc.:

4.625%, 11/15/29(4)		172	172,714

4.875%, 11/15/31(4)		143	143,179

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.00%, 6/1/31(4)		135	138,544

Superior Plus, L.P./Superior General Partner, Inc., 4.50%, 3/15/29(4)		207	211,958

Victoria’s Secret & Co., 4.625%, 7/15/29(4)		193	194,090

White Cap Parent, LLC, 8.25%, (8.25% cash or 9.00% PIK), 3/15/26(4)(10)		108	109,351

Yum! Brands, Inc., 3.625%, 3/15/31		182	180,107

			$5,965,584

Technology Hardware, Storage & Peripherals — 0.3%

Almaviva-The Italian Innovation Co. SpA, 4.875%, 10/30/26(5)(9)	EUR	200	$230,795

Booz Allen Hamilton, Inc.:

3.875%, 9/1/28(4)		223	226,479

4.00%, 7/1/29(4)		97	98,334

Science Applications International Corp., 4.875%, 4/1/28(4)		260	268,125

Seagate HDD Cayman, 3.125%, 7/15/29(4)		139	133,509

			$957,242

Telecommunications — 1.1%

Altice France Holding S.A., 10.50%, 5/15/27(4)		200	$217,000

Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(4)		421	437,314

LogMeIn, Inc., 5.50%, 9/1/27(4)		211	211,452

Sprint Capital Corp., 6.875%, 11/15/28		250	316,422

Sprint Corp., 7.875%, 9/15/23		375	416,250

30	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

T-Mobile USA, Inc.:

2.25%, 2/15/26		132	$132,825

2.625%, 2/15/29		165	163,762

2.875%, 2/15/31		99	98,505

4.75%, 2/1/28		170	179,562

Telecom Italia Capital S.A., 6.00%, 9/30/34		215	239,492

Telecom Italia Finance S.A., 7.75%, 1/24/33	EUR	26	42,687

Telecom Italia SpA, 2.75%, 4/15/25(5)	EUR	140	168,512

Vmed O2 UK Financing I PLC, 3.25%, 1/31/31(5)	EUR	100	116,092

Vodafone Group PLC:

2.625% to 5/27/26, 8/27/80(5)(6)	EUR	220	260,599

4.875% to 7/3/25, 10/3/78(5)(6)	GBP	215	311,547

			$3,312,021

Transportation — 0.2%

Cargo Aircraft Management, Inc., 4.75%, 2/1/28(4)		247	$251,940

Seaspan Corp., 5.50%, 8/1/29(4)		213	215,377

			$467,317

Wireless Telecommunication Services — 0.6%

Altice France S.A., 5.50%, 10/15/29(4)		200	$196,294

Iliad Holding SAS:

5.125%, 10/15/26(5)	EUR	191	227,268

6.50%, 10/15/26(4)		258	266,171

Lorca Telecom Bondco S.A.U., 4.00%, 9/18/27(5)	EUR	650	757,674

Sprint Corp., 7.625%, 3/1/26		157	188,424

Viavi Solutions, Inc., 3.75%, 10/1/29(4)		118	117,298

			$1,753,129

Total Corporate Bonds (identified cost $101,875,482)			$103,860,581

Exchange-Traded Funds — 0.1%
Security		Shares	Value

Equity Funds — 0.1%

Global X U.S. Preferred ETF		7,235	$187,893

iShares Preferred & Income Securities ETF		4,902	192,992

Total Exchange-Traded Funds (identified cost $366,793)			$380,885

Preferred Stocks — 1.4%
Security	Shares	Value

Banks — 0.3%

Farm Credit Bank of Texas, 6.75% to 9/15/23(4)(6)	1,115	$120,977

First Republic Bank, Series M, 4.00%	4,600	112,148

JPMorgan Chase & Co., Series LL, 4.625%	2,350	61,429

Signature Bank, Series A, 5.00%	5,000	129,500

Wells Fargo & Co.:

Series DD, 4.25%	2,380	59,405

Series L, 7.50% (Convertible)	103	156,557

Series Z, 4.75%	4,762	123,336

		$763,352

Capital Markets — 0.1%

Affiliated Managers Group, Inc., 4.75%	2,250	$58,298

KKR Group Finance Co. IX, LLC, 4.625%	7,000	183,925

Stifel Financial Corp., Series D, 4.50%	4,600	117,300

		$359,523

Electric Utilities — 0.1%

Brookfield BRP Holdings Canada, Inc., 4.625%	7,000	$174,860

SCE Trust III, Series H, 5.75% to 3/15/24(6)	5,331	137,380

SCE Trust IV, Series J, 5.375% to 9/15/25(6)	1,911	47,889

SCE Trust V, Series K, 5.45% to 3/15/26(6)	3,551	91,900

		$452,029

Equity Real Estate Investment Trusts (REITs) — 0.0%(3)

SITE Centers Corp., Series A, 6.375%(1)	4,730	$124,304

		$124,304

Food Products — 0.1%

Dairy Farmers of America, Inc., 7.875%(4)	2,550	$256,275

Ocean Spray Cranberries, Inc., Series A, 6.25%(4)	540	50,490

		$306,765

Health Care Equipment & Supplies — 0.1%

Becton Dickinson and Co., Series B, 6.00%	3,268	$171,897

		$171,897

Independent Power and Renewable Electricity Producers — 0.0%(3)

Algonquin Power & Utilities Corp., Series 19-A, 6.20% to 7/1/24(6)	2,867	$80,455

		$80,455

31	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Insurance — 0.2%

American Equity Investment Life Holding Co., Series B, 6.625% to 9/1/25(6)	7,517	$215,212

Arch Capital Group, Ltd., Series G, 4.55%	7,000	181,650

Athene Holding, Ltd., Series C, 6.375% to 6/30/25(6)	4,920	142,089

		$538,951

Oil, Gas & Consumable Fuels — 0.1%

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(6)	15,478	$350,577

		$350,577

Pipelines — 0.1%

Energy Transfer Operating, L.P.:

Series C, 7.375% to 5/15/23(6)	3,000	$75,720

Series E, 7.60% to 5/15/24(6)	4,970	126,834

		$202,554

Real Estate Management & Development — 0.1%

Brookfield Property Partners, L.P.:

Series A, 5.75%	6,545	$159,763

Series A2, 6.375%	8,191	212,475

		$372,238

Trading Companies & Distributors — 0.1%

WESCO International, Inc., Series A, 10.625%	12,788	$401,543

		$401,543

Wireless Telecommunication Services — 0.1%

United States Cellular Corp., 5.50%	11,460	$304,951

		$304,951

Total Preferred Stocks (identified cost $4,294,195)		$4,429,139

Senior Floating-Rate Loans — 1.9%(11)
Borrower/Description	Principal Amount (000’s omitted)	Value

Air Transport — 0.2%

Air Canada, Term Loan, 4.25%, (6 mo. USD LIBOR + 3.50%, Floor 0.75%), 8/11/28	$204	$206,380

Mileage Plus Holdings, LLC, Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), 6/21/27	426	454,363

		$660,743

Borrower/Description	Principal Amount (000’s omitted)	Value

Automotive — 0.1%

Truck Hero, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 1/31/28	$235	$234,130

Wheel Pros, LLC, Term Loan, 5.25%, (1 mo. USD LIBOR + 4.50%, Floor 0.75%), 5/11/28	198	197,492

		$431,622

Building and Development — 0.1%

SRS Distribution, Inc., Term Loan, 4.25%, (6 mo. USD LIBOR + 3.75%, Floor 0.50%), 6/2/28	$208	$208,712

		$208,712

Business Equipment and Services — 0.2%

AlixPartners, LLP, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 2/4/28	$210	$209,595

Spin Holdco, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 3/4/28	138	138,451

Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 2/28/25(12)	208	216,109

		$564,155

Cable and Satellite Television — 0.1%

DIRECTV Financing, LLC, Term Loan, 5.75%, (3 mo. USD LIBOR + 5.00%, Floor 0.75%), 7/22/27	$132	$132,248

		$132,248

Drugs — 0.2%

Jazz Financing Lux S.a.r.l., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 4/21/28	$569	$569,997

		$569,997

Electronics / Electrical — 0.3%

LogMeIn, Inc., Term Loan, 4.834%, (1 mo. USD LIBOR + 4.75%), 8/31/27	$445	$445,098

RealPage, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/24/28	223	222,744

Riverbed Technology, Inc.:

Term Loan, 7.00%, (1 mo. USD LIBOR + 6.00%, Floor 1.00%), 12/31/25	169	154,911

Term Loan - Second Lien, 12.00%, (3 mo. USD LIBOR + 11.00%, Floor 1.00%), 7.50% cash, 4.50% PIK, 12/31/26	286	91,799

		$914,552

32	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description	Principal Amount (000’s omitted)	Value

Financial Intermediaries — 0.1%

Spectacle Gary Holdings, LLC:

Term Loan, 11.00%, (3 mo. USD LIBOR + 9.00%, Floor 2.00%), 12/23/25	$162	$176,808

Term Loan, 11.00%, (3 mo. USD LIBOR + 9.00%, Floor 2.00%), 12/23/25	12	12,812

		$189,620

Food Products — 0.0%(3)

Post Holdings, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/21/24	$87	$87,908

		$87,908

Food Service — 0.1%

IRB Holding Corp., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 12/15/27	$240	$240,510

		$240,510

Health Care — 0.1%

Verscend Holding Corp., Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 8/27/25	$249	$250,123

		$250,123

Insurance — 0.1%

Asurion, LLC:

Term Loan - Second Lien, 5.337%, (1 mo. USD LIBOR + 5.25%), 1/31/28	$240	$239,425

Term Loan - Second Lien, 5.337%, (1 mo. USD LIBOR + 5.25%), 1/20/29	174	173,492

		$412,917

Leisure Goods / Activities / Movies — 0.1%

Playtika Holding Corp., Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 3/13/28	$315	$314,708

		$314,708

Lodging and Casinos — 0.1%

Gateway Casinos & Entertainment Limited, Term Loan, 12/1/23(12)	$62	$62,314

Playa Resorts Holding B.V., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 4/29/24	306	299,341

		$361,655

Borrower/Description	Principal Amount (000’s omitted)	Value

Retailers (Except Food and Drug) — 0.1%

PetSmart, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/11/28	$386	$387,032

		$387,032

Total Senior Floating-Rate Loans (identified cost $5,932,958)		$5,726,502

Miscellaneous — 0.0%(3)
Security	Principal Amount	Value

Surface Transport — 0.0%(3)

Hertz Corp., Escrow Certificates(1)	$110,000	$3,575

Hertz Corp., Escrow Certificates(1)	58,000	4,060

Hertz Corp., Escrow Certificates(1)	167,000	5,010

		$12,645

Total Miscellaneous (identified cost $0)		$12,645

Short-Term Investments — 0.5%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(14)	1,432,849	$1,432,849

Total Short-Term Investments (identified cost $1,432,849)		$1,432,849

Total Investments — 98.9% (identified cost $230,213,266)		$303,148,419

Other Assets, Less Liabilities — 1.1%		$3,396,780

Net Assets — 100.0%		$306,545,199

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)	Non-income producing security.

(2)	Represents an investment in an issuer that may be deemed to be an affiliate effective March 1, 2021 (see Note7).

(3)	Amount is less than 0.05%.

(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2021, the aggregate value of these securities is $58,763,790 or 19.2% of the Portfolio’s net assets.

33	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Portfolio of Investments — continued

(5)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2021, the aggregate value of these securities is $22,308,872 or 7.3% of the Portfolio’s net assets.

(6)	Security converts to variable rate after the indicated fixed-rate coupon period.

(7)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2021.

(9)	When-issued security.

(10)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(11)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(12)	This Senior Loan will settle after October 31, 2021, at which time the interest rate will be determined.

(13)	Issuer is in default with respect to interest and/or principal payments.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value

United States	61.6%	$186,658,881

United Kingdom	7.1	21,519,655

France	5.3	15,910,697

Switzerland	4.6	14,046,418

Japan	3.9	11,823,480

Netherlands	2.4	7,421,178

Germany	2.2	6,536,427

Spain	1.9	5,736,819

Sweden	1.8	5,316,096

Australia	1.6	4,992,317

Luxembourg	1.5	4,580,853

Canada	1.4	4,360,249

Ireland	1.1	3,367,172

Denmark	1.0	3,127,905

Taiwan	0.7	2,258,878

Italy	0.5	1,358,884

India	0.4	1,227,822

United Arab Emirates	0.3	1,040,349

China	0.2	496,189

Peru	0.1	332,899

Mexico	0.1	248,226

Hong Kong	0.1	215,377

Turkey	0.1	178,913

Brazil	0.0 (1)	11,850

Exchange-Traded Funds	0.1	380,885

Total Investments	100.0%	$303,148,419

(1)	Amount is less than 0.05%.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	150,234	GBP	109,117	State Street Bank and Trust Company	11/30/21	$899	$—

USD	76,121	CAD	94,000	State Street Bank and Trust Company	1/31/22	160	—

						$1,059	$—

Abbreviations:

ADR	–	American Depositary Receipt

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PC	–	Participation Certificate

PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

34	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value (identified cost, $227,508,112)	$300,244,431

Affiliated investments, at value (identified cost, $2,705,154)	2,903,988

Cash	27,315

Foreign currency, at value (identified cost, $575,809)	573,547

Interest and dividends receivable	1,478,554

Dividends receivable from affiliated investments	27,529

Receivable for investments sold	1,792,650

Receivable for open forward foreign currency exchange contracts	1,059

Tax reclaims receivable	1,546,134

Total assets	$308,595,207

Liabilities

Payable for investments purchased	$302,891

Payable for when-issued securities	1,422,222

Payable to affiliates:

Investment adviser fee	142,716

Trustees’ fees	1,262

Accrued expenses	180,917

Total liabilities	$2,050,008

Net Assets applicable to investors’ interest in Portfolio	$306,545,199

35	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest (net of foreign taxes, $8,708)	$6,068,967

Dividends (net of foreign taxes, $430,915)	4,906,712

Dividends from affiliated investments (net of foreign taxes, $9,613)	55,746

Total investment income	$11,031,425

Expenses

Investment adviser fee	$1,657,937

Trustees’ fees and expenses	15,023

Custodian fee	159,880

Legal and accounting services	64,567

Miscellaneous	56,166

Total expenses	$1,953,573

Net investment income	$9,077,852

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $3,277)	$14,765,848 (1)

Investment transactions — affiliated investments	30

Financial futures contracts	314,187

Foreign currency transactions	(138,553)

Forward foreign currency exchange contracts	23,658

Net realized gain	$14,965,170

Change in unrealized appreciation (depreciation) —

Investments	$51,363,789

Investments — affiliated investments	60,042

Financial futures contracts	(176,165)

Foreign currency	71,721

Forward foreign currency exchange contracts	13,986

Net change in unrealized appreciation (depreciation)	$51,333,373

Net realized and unrealized gain	$66,298,543

Net increase in net assets from operations	$75,376,395

(1)	Includes $2,723,051 of net realized gains from redemptions in-kind.

36	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$9,077,852	$11,579,367

Net realized gain (loss)	14,965,170 (1)	(2,169,739)

Net change in unrealized appreciation (depreciation)	51,333,373	(4,171,298)

Net increase in net assets from operations	$75,376,395	$5,238,330

Capital transactions —

Contributions	$13,442,582	$9,268,119

Withdrawals	(45,523,591)	(53,647,355)

Portfolio transaction fee	154,785	216,038

Net decrease in net assets from capital transactions	$(31,926,224)	$(44,163,198)

Net increase (decrease) in net assets	$43,450,171	$(38,924,868)

Net Assets

At beginning of year	$263,095,028	$302,019,896

At end of year	$306,545,199	$263,095,028

(1)	Includes $2,723,051 of net realized gains from redemptions in-kind.

37	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2021	2020	2019	2018	2017

Ratios (as a percentage of average daily net assets):

Expenses	0.65%	0.66%	0.70%	0.75%	0.75%

Net investment income	3.01%	4.12%	4.72%	3.47%	4.56%

Portfolio Turnover	60%	118%	86%	102%	143%

Total Return	29.74%	2.64%	11.57%	(1.00)%	15.99%

Net assets, end of period (000’s omitted)	$306,545	$263,095	$302,020	$323,437	$364,476

38	See Notes to Financial Statements.

Global Income Builder Portfolio

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Global Income Builder Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2021, Eaton Vance Global Income Builder Fund and Eaton Vance Global Income Builder NextShares held an interest of 99.6% and 0.4%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

39

Global Income Builder Portfolio

October 31, 2021

Notes to Financial Statements — continued

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin

40

Global Income Builder Portfolio

October 31, 2021

Notes to Financial Statements — continued

earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.

L  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Portfolio’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement and related fee reduction agreement with BMR in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.550%

$500 million but less than $1 billion	0.525%

$1 billion but less than $2.5 billion	0.500%

$2.5 billion and over	0.475%

For the year ended October 31, 2021, the Portfolio’s investment adviser fee amounted to $1,657,937 or 0.55% of the Portfolio’s average daily net assets.

Pursuant to an investment sub-advisory agreement, BMR has delegated a portion of the investment management of the Portfolio to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, BMR entered into a new sub-advisory agreement with EVAIL, which took effect on March 1, 2021. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, and including maturities and principal repayments on Senior Loans, aggregated $174,993,789 and $191,341,831, respectively, for the year ended October 31, 2021. In-kind contributions and withdrawals for the year ended October 31, 2021 aggregated none and $5,695,643, respectively.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$232,932,097

Gross unrealized appreciation	$73,203,025

Gross unrealized depreciation	(2,982,054)

Net unrealized appreciation	$70,220,971

41

Global Income Builder Portfolio

October 31, 2021

Notes to Financial Statements — continued

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2021 is included in the Portfolio of Investments. At October 31, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Portfolio is subject to the following risks:

Equity Price Risk: The Portfolio enters into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.

Foreign Exchange Risk: Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2021, the Portfolio had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2021 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$1,059	(1)	—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

42

Global Income Builder Portfolio

October 31, 2021

Notes to Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Portfolio’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets as of October 31, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

State Street Bank and Trust Company	$1,059	$—	$—	$—	$1,059

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2021 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Futures contracts	$314,187	$(176,165)

Foreign Exchange	Forward foreign currency exchange contracts	23,658	13,986

Total		$337,845	$(162,179)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Forward foreign currency exchange contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Forward foreign currency exchange contracts, respectively.

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2021, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*

$3,807,000	$3,856,000	$427,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2021.

43

Global Income Builder Portfolio

October 31, 2021

Notes to Financial Statements — continued

7  Investments in Affiliated Issuers and Funds

The Portfolio invested in issuers that may be deemed to be affiliated with Morgan Stanley. At October 31, 2021, the value of the Portfolio’s investment in affiliated issuers and funds was $2,903,988, which represents 0.9% of the Portfolio’s net assets. Transactions in affiliated issuers and funds by the Portfolio for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/ Units, end of period

Common Stocks

Mitsubishi UFJ Financial Group, Inc.(1)	$—	$—	$—	$—	$60,042	$1,471,139	$53,154	268,285

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	1,027,196	78,153,291	(77,747,668)	30	—	1,432,849	2,592	1,432,849

Totals				$30	$60,042	$2,903,988	$55,746

(1)	May be deemed to be an affiliated issuer as of March 1, 2021 (see Note 2).

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$16,088,685	$1,230,223		$—	$17,318,908

Consumer Discretionary	10,679,817	11,453,053		—	22,132,870

Consumer Staples	5,405,872	6,283,457		—	11,689,329

Energy	6,024,363	—		—	6,024,363

Financials	10,869,076	9,491,870		—	20,360,946

Health Care	12,845,935	19,006,765		—	31,852,700

Industrials	9,824,499	15,570,681		—	25,395,180

Information Technology	28,577,941	13,805,937		—	42,383,878

Materials	—	4,703,261		—	4,703,261

Real Estate	1,588,182	—		—	1,588,182

Utilities	2,219,122	1,570,142		—	3,789,264

Total Common Stocks	$104,123,492	$83,115,389	*	$—	$187,238,881

44

Global Income Builder Portfolio

October 31, 2021

Notes to Financial Statements — continued

Asset Description	Level 1	Level 2	Level 3	Total

Convertible Bonds	$—	$66,937	$—	$66,937

Corporate Bonds	—	103,860,581	—	103,860,581

Exchange-Traded Funds	380,885	—	—	380,885

Preferred Stocks

Communication Services	304,951	—	—	304,951

Consumer Staples	—	306,765	—	306,765

Energy	553,131	—	—	553,131

Financials	1,356,924	304,902	—	1,661,826

Health Care	171,897	—	—	171,897

Industrials	401,543	—	—	401,543

Real Estate	496,542	—	—	496,542

Utilities	452,029	80,455	—	532,484

Total Preferred Stocks	$3,737,017	$692,122	$—	$4,429,139

Senior Floating-Rate Loans	$—	$5,726,502	$—	$5,726,502

Miscellaneous	—	12,645	—	12,645

Short-Term Investments	—	1,432,849	—	1,432,849

Total Investments	$108,241,394	$194,907,025	$—	$303,148,419

Forward Foreign Currency Exchange Contracts	$—	$1,059	$—	$1,059

Total	$108,241,394	$194,908,084	$—	$303,149,478

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

45

Eaton Vance

Global Income Builder Portfolio

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Income Builder Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Global Income Builder Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

46

Eaton Vance

Global Income Builder Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

47

Eaton Vance

Global Income Builder Fund

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Income Builder Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust and Portfolio, and his former position with EVC, which was an affiliate of the Trust and Portfolio prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

48

Eaton Vance

Global Income Builder Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President of the Trust	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Also Vice President of CRM.

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

49

Eaton Vance

Global Income Builder Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

50

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

51

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

52

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

53

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Global Income Builder Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad St.

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

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2634    10.31.21

Eaton Vance

Emerging Markets Local

Income Fund

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser is registered with the CFTC as a commodity pool operator with respect to its management of the Fund. As the commodity pool operator of the Fund, the adviser has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2021

Eaton Vance

Emerging Markets Local Income Fund

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets delivered mixed results during the 12-month period ended October 31, 2021. Developed-market and emerging-market equities posted strong gains, and major high yield income indexes advanced. However, a global trend of rising interest rates negatively impacted the performance of high-quality, longer duration bonds.

The period began on a positive note, with financial markets rallying from November through December 2020. During this time, multiple pharmaceutical companies announced that their COVID-19 vaccine candidates were highly effective in late-stage clinical trials. Health officials in the U.S. and abroad subsequently approved the use of one or more of them, and mass immunization programs were underway by year-end. In addition, geopolitical uncertainties eased following the November U.S. presidential election.

The first quarter of 2021 was a volatile period for markets. Global bond yields rose sharply as investors anticipated higher rates of growth and inflation, particularly in the U.S. Yields subsequently stabilized, and returns for major asset classes were broadly positive during the second quarter of 2021. During this period, the rollout of COVID-19 vaccines accelerated in many parts of the world, local officials relaxed social-distancing restrictions, and global economic activity strengthened.

From July through October 2021, developed-market equities performed well. However, emerging-market equities posted sizeable losses, and returns across the global bond markets were generally weak. As July began, investors were still digesting the U.S. Federal Reserve’s mid-June update to its interest rate forecasts, which signaled that the central bank might start raising short-term interest rates sooner than previously indicated. Moreover, COVID-19 cases began to increase due to the spread of the Delta variant. This was particularly challenging for emerging markets that lacked the resources to control the virus.

During the same period, investors also confronted slowing economic growth in China and rising global inflation. China’s economy was affected by power outages, new regulations that hurt innovative Chinese technology companies, and growing financial stress in the country’s property sector. Pandemic-related supply-chain disruptions were an additional headwind — not only for China, but for countries worldwide since they created shortages that fueled inflation. To curb price pressures, a number of emerging-market central banks tightened their monetary policies. In contrast, major developed-market central banks held their policies steady on the view that high inflation would prove temporary.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Emerging Markets Local Income Fund (the Fund) returned 1.06% for Class A shares at net asset value (NAV), outperforming its benchmark, the J.P. Morgan Government Bond Index: Emerging Markets (JPM GBI-EM) Global Diversified (Unhedged) (the Index), which returned 0.84%.

Positioning in Eastern Europe had the largest positive impact on relative returns during the period. An out-of-Index holding in Ukrainian local bonds was a top contributor amid strength in the country’s currency. In addition, a major index provider announced plans to include Ukraine in its local bond index. An overweight position in the Russian ruble was another notable contributor during the period, supported by rising oil prices and interest rate increases by Russia’s central bank.

Investments in the Middle East & Africa (MEA) made the second-largest contribution to Fund performance versus the Index. Within MEA, an out-of-Index allocation to Egyptian local currency bonds was advantageous. This position benefited from attractive carry — that is, attractive yields in Egypt relative to other countries — coupled with the Egyptian central bank’s ability to maintain currency stability versus the U.S. dollar during the period.

Holdings in Asia made a relatively modest contribution to returns relative to the Index. An underweight position in Thai local bonds was particularly helpful, as the Thai baht was negatively affected by pandemic-driven weakness in the country’s tourism industry. An overweight position in Indonesian local bonds was also beneficial during the period. However, positioning in Malaysian local bonds and Chinese interest rates muted performance.

Investments in Latin America dampened Fund performance versus the Index. Overweight interest rate positions in Colombia and Mexico were significant detractors given the global trend of rising interest rates during the period.

The Fund used derivatives extensively to both hedge select undesired risk exposures as well as gain select desired risk exposures. Some of the above commentary about notable drivers of performance at the country level involved the use of derivatives. The Fund’s use of derivatives broadly detracted from returns versus the Index during the period. In particular, interest rate swaps, which are used both to gain and hedge desired exposures, detracted from Fund performance. Currency forwards, which are also used both to gain and hedge desired exposures and are the other major derivative type used by the Fund, contributed to relative performance during the period.

2

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2021

Performance2,3

Portfolio Managers John R. Baur and Brian Shaw, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	06/27/2007	06/27/2007	1.06%	3.76%	1.74%
Class A with 4.75% Maximum Sales Charge	—	—	–3.73	2.75	1.25
Class C at NAV	08/03/2010	06/27/2007	0.46	3.07	1.05
Class C with 1% Maximum Sales Charge	—	—	–0.45	3.07	1.05
Class I at NAV	11/30/2009	06/27/2007	1.36	4.07	2.04

J.P. Morgan Government Bond Index: Emerging Markets (JPM GBI-EM) Global Diversified (Unhedged)	—	—	0.84%	1.95%	0.37%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

Gross			1.22%	1.92%	0.92%
Net			1.20	1.90	0.90

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2011	$11,099	N.A.
Class I	$250,000	10/31/2011	$306,096	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2021

Fund Profile5

Asset Allocation (% of net assets)6

Foreign Currency Exposure (% of net assets)7

Indonesia	13.8%

Russia	11.6

Malaysia	11.3

Poland	10.3

Egypt	10.3

Mexico	9.3

Thailand	8.9

Brazil	7.6

Hungary	7.5

Ukraine	6.8

China	6.8

Czech Republic	6.5

Serbia	5.3

Colombia	4.3

Uzbekistan	3.9

South Africa	3.6

Uruguay	2.9

Chile	2.5

Uganda	2.2

Peru	2.1

South Korea	1.0

Other	3.4	*

Euro	–11.4

Total Long	142.5

Total Short	–12.0

Total Net	130.5

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

J.P. Morgan Government Bond Index: Emerging Markets (JPM GBI-EM) Global Diversified (Unhedged) is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2021, J.P. Morgan Chase & Co. All rights reserved. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly inan index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/22. Without the reimbursement, if applicable, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[7]	Currency exposures include all foreign exchange denominated assets and currency derivatives. Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

Additional Information

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period* (5/1/21 – 10/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$980.40	$5.84	1.17%
Class C	$1,000.00	$979.80	$9.33	1.87%
Class I	$1,000.00	$981.90	$4.35	0.87%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.31	$5.96	1.17%
Class C	$1,000.00	$1,015.78	$9.50	1.87%
Class I	$1,000.00	$1,020.82	$4.43	0.87%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Investment in Emerging Markets Local Income Portfolio, at value (identified cost, $1,504,833,840)	$1,419,530,473

Receivable for Fund shares sold	9,006,895

Total assets	$1,428,537,368

Liabilities

Payable for Fund shares redeemed	$6,512,948

Payable to affiliates:

Distribution and service fees	88,277

Trustees’ fees	43

Accrued expenses	418,577

Total liabilities	$7,019,845

Net Assets	$1,421,517,523

Sources of Net Assets

Paid-in capital	$1,457,204,457

Accumulated loss	(35,686,934)

Total	$1,421,517,523

Class A Shares

Net Assets	$145,042,712

Shares Outstanding	31,566,053

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$4.59

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$4.82

Class C Shares

Net Assets	$58,639,054

Shares Outstanding	12,621,487

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$4.65

Class I Shares

Net Assets	$1,217,835,757

Shares Outstanding	265,208,531

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$4.59

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest allocated from Portfolio (net of foreign taxes, $4,367,010)	$88,226,644

Dividends allocated from Portfolio	143,605

Expenses allocated from Portfolio	(11,540,891)

Total investment income from Portfolio	$76,829,358

Expenses

Distribution and service fees

Class A	$457,560

Class C	612,368

Trustees’ fees and expenses	500

Custodian fee	62,017

Transfer and dividend disbursing agent fees	1,064,491

Legal and accounting services	47,856

Printing and postage	430,946

Registration fees	144,244

Miscellaneous	18,537

Total expenses	$2,838,519

Net investment income	$73,990,839

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $469,008)	$(4,642,090)

Securities sold short	98,853

Financial futures contracts	456,895

Swap contracts	23,516,284

Foreign currency transactions	(571,996)

Forward foreign currency exchange contracts	11,711,077

Non-deliverable bond forward contracts	(16,147,739)

Net realized gain	$14,421,284

Change in unrealized appreciation (depreciation) —

Investments (including net decrease in accrued foreign capital gains taxes of $35,689)	$(31,891,311)

Financial futures contracts	391,827

Swap contracts	(69,378,529)

Foreign currency	251,775

Forward foreign currency exchange contracts	6,255,405

Non-deliverable bond forward contracts	(694,268)

Net change in unrealized appreciation (depreciation)	$(95,065,101)

Net realized and unrealized loss	$(80,643,817)

Net decrease in net assets from operations	$(6,652,978)

8	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$73,990,839	$66,414,864

Net realized gain (loss)	14,421,284	(41,636,901)

Net change in unrealized appreciation (depreciation)	(95,065,101)	(46,407,886)

Net decrease in net assets from operations	$(6,652,978)	$(21,629,923)

Distributions to shareholders —

Class A	$(3,528,165)	$(5,302,962)

Class C	(1,336,288)	(2,204,003)

Class I	(29,959,647)	(37,213,761)

Total distributions to shareholders	$(34,824,100)	$(44,720,726)

Tax return of capital to shareholders —

Class A	$(11,744,917)	$(14,029,463)

Class C	(4,324,921)	(5,830,888)

Class I	(107,917,807)	(98,452,351)

Total tax return of capital to shareholders	$(123,987,645)	$(118,312,702)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$89,141,869	$60,982,647

Class C	17,293,127	18,540,195

Class I	1,086,953,947	698,914,541

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	13,895,628	17,771,603

Class C	5,499,953	7,791,365

Class I	127,179,340	121,886,362

Cost of shares redeemed

Class A	(76,730,516)	(81,245,981)

Class C	(14,027,181)	(19,502,304)

Class I	(834,620,328)	(621,864,337)

Net asset value of shares converted

Class A	3,806,318	1,179,537

Class C	(3,806,318)	(1,179,537)

Net increase in net assets from Fund share transactions	$414,585,839	$203,274,091

Net increase in net assets	$249,121,116	$18,610,740

Net Assets

At beginning of year	$1,172,396,407	$1,153,785,667

At end of year	$1,421,517,523	$1,172,396,407

9	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2021

Financial Highlights

	Class A

	Year Ended October 31,
	2021	2020		2019		2018		2017

Net asset value — Beginning of year	$5.030	$5.760		$5.190		$6.310		$6.400

Income (Loss) From Operations

Net investment income(1)	$0.228	$0.286		$0.363		$0.408		$0.343

Net realized and unrealized gain (loss)	(0.168)	(0.293)		0.759		(0.970)		0.124

Total income (loss) from operations	$0.060	$(0.007)		$1.122		$(0.562)		$0.467

Less Distributions

From net investment income	$(0.123)	$(0.198)		$(0.552)		$—		$(0.502)

Tax return of capital	(0.377)	(0.525)		—		(0.558)		(0.055)

Total distributions	$(0.500)	$(0.723)		$(0.552)		$(0.558)		$(0.557)

Net asset value — End of year	$4.590	$5.030		$5.760		$5.190		$6.310

Total Return(2)	1.06%	(0.31	)%(3)	22.64	%(3)	(9.65	)%(3)	7.75%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$145,043	$129,954		$152,308		$107,550		$87,390

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.16%	1.20	%(3)	1.20	%(3)	1.23	%(3)(5)	1.26	%(5)

Net investment income	4.53%	5.40%		6.57%		6.84%		5.45%

Portfolio Turnover of the Portfolio	56%	56%		46%		52%		40%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.02%, 0.02% and 0.09% of average daily net assets for the years ended October 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Includes interest expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.02% of average daily net assets for each of the years ended October 31, 2018 and 2017.

10	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2021

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2021	2020		2019		2018		2017

Net asset value — Beginning of year	$5.080	$5.820		$5.240		$6.380		$6.470

Income (Loss) From Operations

Net investment income(1)	$0.194	$0.250		$0.328		$0.373		$0.302

Net realized and unrealized gain (loss)	(0.154)	(0.298)		0.770		(0.992)		0.126

Total income (loss) from operations	$0.040	$(0.048)		$1.098		$(0.619)		$0.428

Less Distributions

From net investment income	$(0.115)	$(0.190)		$(0.518)		$—		$(0.467)

Tax return of capital	(0.355)	(0.502)		—		(0.521)		(0.051)

Total distributions	$(0.470)	$(0.692)		$(0.518)		$(0.521)		$(0.518)

Net asset value — End of year	$4.650	$5.080		$5.820		$5.240		$6.380

Total Return(2)	0.46%	(0.90	)%(3)	21.87	%(3)	(10.42	)%(3)	7.01%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$58,639	$59,169		$62,869		$44,416		$41,754

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.86%	1.90	%(3)	1.90	%(3)	1.93	%(3)(5)	1.96	%(5)

Net investment income	3.82%	4.68%		5.88%		6.17%		4.74%

Portfolio Turnover of the Portfolio	56%	56%		46%		52%		40%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.02%, 0.02% and 0.09% of average daily net assets for the years ended October 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Includes interest expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.02% of average daily net assets for each of the years ended October 31, 2018 and 2017.

11	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2021

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2021	2020		2019		2018		2017

Net asset value — Beginning of year	$5.020	$5.760		$5.190		$6.310		$6.400

Income (Loss) From Operations

Net investment income(1)	$0.243	$0.301		$0.381		$0.427		$0.363

Net realized and unrealized gain (loss)	(0.158)	(0.302)		0.757		(0.971)		0.123

Total income (loss) from operations	$0.085	$(0.001)		$1.138		$(0.544)		$0.486

Less Distributions

From net investment income	$(0.127)	$(0.202)		$(0.568)		$—		$(0.519)

Tax return of capital	(0.388)	(0.537)		—		(0.576)		(0.057)

Total distributions	$(0.515)	$(0.739)		$(0.568)		$(0.576)		$(0.576)

Net asset value — End of year	$4.590	$5.020		$5.760		$5.190		$6.310

Total Return(2)	1.36%	(0.01	)%(3)	23.00	%(3)	(9.38	)%(3)	8.07%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,217,836	$983,273		$938,608		$555,630		$414,676

Ratios (as a percentage of average daily net assets):(4)

Expenses	0.86%	0.90	%(3)	0.90	%(3)	0.93	%(3)(5)	0.96	%(5)

Net investment income	4.86%	5.68%		6.90%		7.15%		5.72%

Portfolio Turnover of the Portfolio	56%	56%		46%		52%		40%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.02%, 0.02% and 0.09% of average daily net assets for the years ended October 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Includes interest expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.02% of average daily net assets for each of the years ended October 31, 2018 and 2017.

12	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Emerging Markets Local Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests substantially all of its investable assets in interests in Emerging Markets Local Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (90.9% at October 31, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

13

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2021

Notes to Financial Statements — continued

Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$34,824,100	$44,720,726

Tax return of capital	$123,987,645	$118,312,702

During the year ended October 31, 2021, accumulated loss was decreased by $4,836,018 and paid-in capital was decreased by $4,836,018 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(25,028,870)

Net unrealized depreciation	$(10,658,064)

Accumulated loss	$(35,686,934)

At October 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $25,028,870 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2021, $8,514,266 are short-term and $16,514,604 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with EVM in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.650%

$1 billion but less than $2 billion	0.625%

$2 billion but less than $5 billion	0.600%

$5 billion and over	0.575%

For the year ended October 31, 2021, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.20%, 1.90% and 0.90% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2022. Pursuant to this agreement, no operating expenses were allocated to EVM for the year ended October 31, 2021.

14

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2021

Notes to Financial Statements — continued

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2021, EVM earned $14,650 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $167,331 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2021. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares from March 1, 2021 through October 31, 2021 in the amount of $967. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2021 amounted to $457,560 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2021, the Fund paid or accrued to EVD $459,276 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2021 amounted to $153,092 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2021, the Fund was informed that EVD received approximately $10,000 and $7,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $638,654,342 and $392,645,009, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2021	2020

Sales	17,540,838	11,269,552

Issued to shareholders electing to receive payments of distributions in Fund shares	2,799,887	3,326,503

Redemptions	(15,367,242)	(15,400,058)

Converted from Class C shares	733,705	226,188

Net increase (decrease)	5,707,188	(577,815)

15

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2021

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2021	2020

Sales	3,368,182	3,337,465

Issued to shareholders electing to receive payments of distributions in Fund shares	1,095,871	1,444,632

Redemptions	(2,760,816)	(3,711,667)

Converted to Class A shares	(725,475)	(223,953)

Net increase	977,762	846,477

	Year Ended October 31,
Class I	2021	2020

Sales	212,433,306	130,966,684

Issued to shareholders electing to receive payments of distributions in Fund shares	25,659,906	22,887,277

Redemptions	(168,623,621)	(121,066,673)

Net increase	69,469,591	32,787,288

16

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging Markets Local Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Local Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

17

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends and the foreign tax credit.

163(j) Interest Dividends.  For the fiscal year ended October 31, 2021, the Fund designates 100% of distributions from net investment income as a 163(j) interest dividend.

Foreign Tax Credit.  For the fiscal year ended October 31, 2021, the Fund paid foreign taxes of $4,836,018 and recognized foreign source income of $114,569,807.

18

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments

Foreign Corporate Bonds — 1.5%
Security		Principal Amount (000’s omitted)	Value

Brazil — 0.5%

Simpar Finance S.a.r.l., 10.75%, 2/12/28(1)	BRL	53,195	$7,634,564

Total Brazil			$7,634,564

Mexico — 0.1%

Petroleos Mexicanos:

7.19%, 9/12/24(2)	MXN	10,630	$493,691

7.65%, 11/24/21	MXN	5,900	287,362

Total Mexico			$781,053

Peru — 0.7%

Alicorp SAA, 6.875%, 4/17/27(1)	PEN	25,530	$6,390,178

Telefonica del Peru SAA, 7.375%, 4/10/27(2)	PEN	24,500	5,679,255

Total Peru			$12,069,433

Uzbekistan — 0.2%

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV (FMO), 15.00%, 12/8/22(1)	UZS	34,000,000	$3,185,693

Total Uzbekistan			$3,185,693

Total Foreign Corporate Bonds (identified cost $29,816,691)			$23,670,743

Loan Participation Notes — 2.5%
Security		Principal Amount (000’s omitted)	Value

Uzbekistan — 2.5%

Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/23(1)(3)(4)	UZS	159,708,000	$15,117,006

Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank “Asaka”), 18.70%, 7/26/23(1)(3)(4)	UZS	253,458,000	23,903,274

Total Uzbekistan			$39,020,280

Total Loan Participation Notes (identified cost $41,081,604)			$39,020,280

Sovereign Government Bonds — 75.8%
Security		Principal Amount (000’s omitted)	Value

Belarus — 0.3%

Republic of Belarus, 6.875%, 2/28/23(1)	USD	3,868	$3,916,969

Total Belarus			$3,916,969

Bosnia and Herzegovina — 0.1%

Republic of Srpska:

1.50%, 6/30/23	BAM	65	$38,447

1.50%, 10/30/23	BAM	265	157,383

1.50%, 12/15/23	BAM	14	8,531

1.50%, 5/31/25	BAM	2,225	1,304,620

1.50%, 6/9/25	BAM	213	125,863

1.50%, 12/24/25	BAM	290	171,258

1.50%, 9/25/26	BAM	181	107,002

1.50%, 9/26/27	BAM	66	38,492

Total Bosnia and Herzegovina			$1,951,596

Brazil — 0.2%

Nota do Tesouro Nacional, 10.00%, 1/1/27	BRL	22,375	$3,682,596

Total Brazil			$3,682,596

China — 6.6%

China Development Bank, 3.30%, 3/3/26	CNY	255,400	$40,281,385

China Government Bond, 2.68%, 5/21/30	CNY	411,320	62,354,577

Total China			$102,635,962

Colombia — 0.3%

Republic of Colombia, 2.625%, 3/15/23	USD	3,500	$3,554,040

Titulos De Tesoreria B, 10.00%, 7/24/24	COP	3,528,300	1,025,907

Total Colombia			$4,579,947

Costa Rica — 0.0%(5)

Titulo Propiedad UD, 1.00%, 1/12/22(6)	CRC	67,667	$105,414

Total Costa Rica			$105,414

Czech Republic — 0.3%

Czech Republic Government Bond, 0.95%, 5/15/30(1)	CZK	140,000	$5,475,484

Total Czech Republic			$5,475,484

19	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Dominican Republic — 0.4%

Dominican Republic:

5.875%, 4/18/24(1)	USD	3,300	$3,476,583

8.90%, 2/15/23(1)	DOP	145,250	2,740,906

Total Dominican Republic			$6,217,489

Egypt — 6.6%

Egypt Government Bond:

14.06%, 1/12/26	EGP	296,986	$18,834,202

14.483%, 4/6/26	EGP	278,511	17,922,774

14.556%, 10/13/27	EGP	784,619	50,603,062

14.575%, 10/12/28	EGP	143,989	9,169,535

14.664%, 10/6/30	EGP	104,868	6,659,772

Total Egypt			$103,189,345

Georgia — 0.0%(5)

Georgia Treasury Bond, 8.25%, 11/6/22	GEL	1,820	$573,334

Total Georgia			$573,334

Indonesia — 10.4%

Indonesia Government Bond:

6.50%, 2/15/31	IDR	1,077,057,000	$77,923,658

7.375%, 5/15/48	IDR	72,833,000	5,312,812

7.50%, 8/15/32	IDR	70,753,000	5,363,594

7.50%, 5/15/38	IDR	517,200,000	38,240,127

7.50%, 4/15/40	IDR	163,015,000	12,104,590

8.25%, 6/15/32	IDR	11,609,000	927,594

8.25%, 5/15/36	IDR	242,576,000	19,287,938

8.375%, 4/15/39	IDR	43,001,000	3,427,484

9.50%, 5/15/41	IDR	5,702,000	503,466

Total Indonesia			$163,091,263

Iraq — 0.1%

Republic of Iraq, 6.752%, 3/9/23(1)	USD	1,710	$1,750,356

Total Iraq			$1,750,356

Jordan — 0.1%

Jordan Government International Bond, 4.95%, 7/7/25(1)	USD	1,620	$1,692,446

Total Jordan			$1,692,446

Macedonia — 0.3%

North Macedonia Government International Bond, 5.625%, 7/26/23(1)	EUR	3,277	$4,117,919

Total Macedonia			$4,117,919

Security		Principal Amount (000’s omitted)	Value

Malaysia — 7.8%

Malaysia Government Bond:

3.726%, 3/31/26	MYR	132,970	$32,919,078

3.733%, 6/15/28	MYR	81,500	20,013,709

3.757%, 5/22/40	MYR	50,500	11,488,299

3.828%, 7/5/34	MYR	28,100	6,578,338

3.955%, 9/15/25	MYR	142,685	35,661,559

4.254%, 5/31/35	MYR	58,885	14,505,361

Total Malaysia			$121,166,344

Mexico — 2.9%

Mexican Bonos:

7.75%, 11/13/42	MXN	230,000	$10,983,602

8.50%, 5/31/29	MXN	224,000	11,539,431

8.50%, 11/18/38	MXN	410,469	21,075,004

10.00%, 11/20/36	MXN	22,074	1,294,913

Total Mexico			$44,892,950

Mongolia — 0.1%

Mongolia Government International Bond, 5.625%, 5/1/23(1)	USD	1,623	$1,699,072

Total Mongolia			$1,699,072

Pakistan — 0.2%

Third Pakistan International Sukuk Co., Ltd. (The), 5.625%, 12/5/22(1)	USD	3,429	$3,517,787

Total Pakistan			$3,517,787

Paraguay — 0.2%

Republic of Paraguay, 4.625%, 1/25/23(1)	USD	2,330	$2,418,540

Total Paraguay			$2,418,540

Peru — 1.4%

Peru Government Bond:

5.94%, 2/12/29	PEN	4,380	$1,136,468

6.714%, 2/12/55	PEN	4,100	1,002,549

6.85%, 2/12/42	PEN	19,284	4,858,289

6.90%, 8/12/37	PEN	27,002	6,860,102

6.95%, 8/12/31	PEN	26,763	7,262,369

Total Peru			$21,119,777

Romania — 2.7%

Romanian Government Bond:

3.25%, 6/24/26	RON	57,650	$12,787,193

4.15%, 1/26/28	RON	48,045	10,931,695

20	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Romania (continued)

Romanian Government Bond: (continued)

4.85%, 4/22/26	RON	32,030	$7,602,033

5.80%, 7/26/27	RON	16,020	3,961,039

Romania Government International Bond:

2.75%, 2/26/26(1)	EUR	2,755	3,447,747

3.624%, 5/26/30(1)	EUR	2,755	3,518,045

Total Romania			$42,247,752

Russia — 1.9%

Russia Government Bond:

7.25%, 5/10/34	RUB	1,332,119	$17,717,807

7.70%, 3/23/33	RUB	778,365	10,714,589

7.75%, 9/16/26	RUB	31,480	437,095

8.50%, 9/17/31	RUB	8,092	117,830

Total Russia			$28,987,321

Serbia — 4.9%

Serbia Treasury Bond:

4.50%, 1/11/26	RSD	1,564,580	$16,218,876

4.50%, 8/20/32	RSD	4,498,620	46,010,732

5.875%, 2/8/28	RSD	1,351,980	15,076,679

Total Serbia			$77,306,287

Seychelles — 0.1%

Republic of Seychelles, 8.00%, 1/1/26(1)	USD	884	$889,909

Total Seychelles			$889,909

South Africa — 10.5%

Republic of South Africa:

8.25%, 3/31/32	ZAR	95,739	$5,499,920

8.50%, 1/31/37	ZAR	417,200	22,769,170

8.75%, 1/31/44	ZAR	408,487	22,036,904

8.75%, 2/28/48	ZAR	231,000	12,416,967

9.00%, 1/31/40	ZAR	464,480	25,936,054

10.50%, 12/21/26	ZAR	1,043,230	74,887,165

Total South Africa			$163,546,180

South Korea — 1.0%

Korea Treasury Bond, 1.50%, 12/10/30	KRW	21,000,000	$16,281,491

Total South Korea			$16,281,491

Security		Principal Amount (000’s omitted)	Value

Thailand — 5.2%

Thailand Government Bond:

1.25%, 3/12/28(1)(6)	THB	1,116,237	$33,232,625

1.585%, 12/17/35	THB	780,081	21,104,651

3.30%, 6/17/38	THB	594,751	19,552,965

3.40%, 6/17/36	THB	205,000	6,799,060

Total Thailand			$80,689,301

Turkey — 1.2%

Republic of Turkey, 5.125%, 3/25/22	USD	540	$546,231

Turkey Government Bond:

7.10%, 3/8/23	TRY	70,204	6,429,647

8.00%, 3/12/25	TRY	76,500	5,951,945

10.70%, 8/17/22	TRY	9,380	935,165

12.40%, 3/8/28	TRY	23,227	1,840,959

16.20%, 6/14/23	TRY	36,761	3,766,339

Total Turkey			$19,470,286

Ukraine — 8.5%

Ukraine Government International Bond:

7.75%, 9/1/22(1)	USD	1,709	$1,775,010

9.79%, 5/26/27	UAH	626,007	20,993,568

9.99%, 5/22/24	UAH	589,859	21,045,304

10.00%, 8/23/23	UAH	38,483	1,411,872

11.67%, 11/22/23	UAH	57,092	2,143,944

12.52%, 5/13/26	UAH	166,150	6,233,751

15.84%, 2/26/25	UAH	1,924,537	79,343,845

Total Ukraine			$132,947,294

Uruguay — 0.7%

Uruguay Government International Bond, 8.25%, 5/21/31	UYU	513,981	$11,583,326

Total Uruguay			$11,583,326

Uzbekistan — 0.0%(5)

Republic of Uzbekistan, 14.50%, 11/25/23(1)	UZS	5,020,000	$481,437

Total Uzbekistan			$481,437

Zambia — 0.8%

Zambia Government Bond:

11.00%, 1/25/26	ZMW	160,500	$6,783,147

11.00%, 9/20/26	ZMW	24,080	967,667

12.00%, 3/22/28	ZMW	44,140	1,667,493

12.00%, 5/31/28	ZMW	14,200	529,405

21	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Zambia (continued)

Zambia Government Bond: (continued)

13.00%, 6/28/31	ZMW	33,980	$1,155,288

15.00%, 2/16/27	ZMW	25,690	1,175,816

Total Zambia			$12,278,816

Total Sovereign Government Bonds (identified cost $1,231,598,167)			$1,184,503,990

Short-Term Investments — 16.0%

Affiliated Fund — 0.5%
Description		Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(7)		7,541,545	$7,541,545

Total Affiliated Fund (identified cost $7,541,545)			$7,541,545

Sovereign Government Securities — 8.9%
Security		Principal Amount (000’s omitted)	Value

Brazil — 1.1%

Brazil Letras do Tesouro Nacional:

0.00%, 1/1/22	BRL	31,678	$5,532,624

0.00%, 4/1/22	BRL	32,195	5,482,819

0.00%, 7/1/22	BRL	32,793	5,416,818

Total Brazil			$16,432,261

Egypt — 3.5%

Egypt Treasury Bill:

0.00%, 11/30/21	EGP	173,550	$10,982,922

0.00%, 12/7/21	EGP	77,425	4,891,619

0.00%, 12/14/21	EGP	343,925	21,624,739

0.00%, 12/28/21	EGP	162,200	10,174,790

0.00%, 1/11/22	EGP	31,675	1,972,711

0.00%, 2/15/22	EGP	93,575	5,769,705

Total Egypt			$55,416,486

Uganda — 2.2%

Uganda Treasury Bill:

0.00%, 2/24/22	UGX	17,464,000	$4,796,846

0.00%, 3/10/22	UGX	14,032,600	3,837,674

0.00%, 3/24/22	UGX	2,825,100	769,074

Security		Principal Amount (000’s omitted)	Value

Uganda (continued)

Uganda Treasury Bill: (continued)

0.00%, 4/21/22	UGX	1,453,400	$393,659

0.00%, 5/5/22	UGX	16,233,200	4,381,056

0.00%, 5/19/22	UGX	26,483,100	7,098,438

0.00%, 6/3/22	UGX	14,151,700	3,789,557

0.00%, 6/16/22	UGX	18,037,600	4,812,470

0.00%, 7/7/22	UGX	15,156,200	4,018,291

Total Uganda			$33,897,065

Uruguay — 2.1%

Uruguay Monetary Regulation Bill:

0.00%, 12/3/21	UYU	536,802	$12,082,131

0.00%, 1/14/22	UYU	366,807	8,188,019

0.00%, 3/4/22	UYU	155,668	3,441,110

0.00%, 4/22/22	UYU	81,000	1,773,038

0.00%, 8/12/22	UYU	376,481	8,064,164

Total Uruguay			$33,548,462

Total Sovereign Government Securities (identified cost $141,168,921)			$139,294,274

U.S. Treasury Obligations — 6.6%
Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill:

0.00%, 11/4/21(8)		45,950	$45,949,886

0.00%, 12/2/21		10,000	9,999,505

0.00%, 12/9/21(8)		46,700	46,697,002

Total U.S. Treasury Obligations (identified cost $102,647,679)			$102,646,393

Total Short-Term Investments (identified cost $251,358,145)			$249,482,212

Total Purchased Swaptions — 0.0%(5) (identified cost $923,502)			$10,949

Total Investments — 95.8% (identified cost $1,554,778,109)			$1,496,688,174

Other Assets, Less Liabilities — 4.2%			$64,932,814

Net Assets — 100.0%			$1,561,620,988

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

22	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2021, the aggregate value of these securities is $130,381,550 or 8.3% of the Portfolio’s net assets.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2021, the aggregate value of these securities is $6,172,946 or 0.4% of the Portfolio’s net assets.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).
(4)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.

(5)	Amount is less than 0.05%.

(6)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(7)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

(8)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

Purchased Interest Rate Swaptions — 0.0%(5)

Description	Counterparty	Notional Amount		Expiration Date	Value

Option to enter into interest rate swap expiring 12/15/26 to pay 3-month ZAR-JIBAR and receive 5.73%	JPMorgan Chase Bank, N.A.	ZAR	69,450,000	12/15/21	$29

Option to enter into interest rate swap expiring 1/7/27 to pay 3-month ZAR-JIBAR and receive 5.70%	Bank of America, N.A.	ZAR	85,280,000	1/7/22	185

Option to enter into interest rate swap expiring 1/10/27 to pay 3-month ZAR-JIBAR and receive 5.70%	Bank of America, N.A.	ZAR	42,640,000	1/10/22	110

Option to enter into interest rate swap expiring 1/12/27 to pay 3-month ZAR-JIBAR and receive 5.70%	JPMorgan Chase Bank, N.A.	ZAR	167,880,000	1/12/22	478

Option to enter into interest rate swap expiring 1/17/27 to pay 3-month ZAR-JIBAR and receive 5.73%	JPMorgan Chase Bank, N.A.	ZAR	46,881,000	1/17/22	198

Option to enter into interest rate swap expiring 1/27/27 to pay 3-month ZAR-JIBAR and receive 5.74%	Bank of America, N.A.	ZAR	75,706,000	1/27/22	496

Option to enter into interest rate swap expiring 2/10/27 to pay 3-month ZAR-JIBAR and receive 5.88%	Goldman Sachs International	ZAR	59,880,000	2/10/22	1,010

Option to enter into interest rate swap expiring 2/16/27 to pay 3-month ZAR-JIBAR and receive 6.18%	Bank of America, N.A.	ZAR	15,850,000	2/16/22	927

Option to enter into interest rate swap expiring 2/21/27 to pay 3-month ZAR-JIBAR and receive 6.47%	Bank of America, N.A.	ZAR	15,850,000	2/21/22	2,501

Option to enter into interest rate swap expiring 2/23/27 to pay 3-month ZAR-JIBAR and receive 6.47%	Goldman Sachs International	ZAR	12,150,000	2/23/22	1,922

Option to enter into interest rate swap expiring 2/23/27 to pay 3-month ZAR-JIBAR and receive 6.54%	Bank of America, N.A.	ZAR	15,850,000	2/23/22	3,093

Total					$10,949

23	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

IDR	1,485,991,800,000	USD	103,906,791	11/2/21	$980,578

IDR	215,855,394,307	USD	15,078,334	11/2/21	157,621

IDR	127,370,600,000	USD	8,899,691	11/2/21	90,646

IDR	533,844,814,013	USD	37,634,460	11/2/21	46,487

IDR	400,710,579,490	USD	28,248,895	11/2/21	34,894

IDR	1,730,835,694,307	USD	122,139,277	11/2/21	30,174

IDR	533,844,814,013	USD	37,671,640	11/2/21	9,307

IDR	400,710,579,490	USD	28,276,803	11/2/21	6,986

IDR	75,382,100,000	USD	5,319,462	11/2/21	1,314

IDR	23,000,000,000	USD	1,623,033	11/2/21	401

USD	8,988,117	IDR	127,370,600,000	11/2/21	(2,220)

USD	15,232,192	IDR	215,855,394,307	11/2/21	(3,763)

USD	28,276,803	IDR	400,710,579,490	11/2/21	(6,986)

USD	37,671,640	IDR	533,844,814,013	11/2/21	(9,307)

USD	1,613,016	IDR	23,000,000,000	11/2/21	(10,418)

USD	104,861,464	IDR	1,485,991,800,000	11/2/21	(25,905)

USD	5,272,582	IDR	75,382,100,000	11/2/21	(48,195)

USD	122,018,731	IDR	1,730,835,694,307	11/2/21	(150,720)

USD	28,019,368	IDR	400,710,579,490	11/2/21	(264,421)

USD	37,328,673	IDR	533,844,814,013	11/2/21	(352,274)

BRL	4,200,000	USD	744,285	11/3/21	(105)

BRL	17,900,000	USD	3,172,072	11/3/21	(450)

BRL	35,700,000	USD	6,326,422	11/3/21	(897)

BRL	35,700,000	USD	6,326,422	11/3/21	(897)

BRL	35,800,000	USD	6,344,143	11/3/21	(899)

BRL	53,195,000	USD	9,426,723	11/3/21	(1,336)

BRL	57,206,684	USD	10,137,637	11/3/21	(1,437)

BRL	78,500,000	USD	13,911,040	11/3/21	(1,972)

BRL	94,786,485	USD	16,797,180	11/3/21	(2,381)

BRL	343,300,000	USD	60,836,435	11/3/21	(8,623)

BRL	53,195,000	USD	9,545,471	11/3/21	(120,084)

BRL	27,000,000	USD	4,929,337	11/3/21	(145,326)

BRL	48,600,000	USD	8,883,267	11/3/21	(272,048)

BRL	84,300,000	USD	15,455,922	11/3/21	(519,177)

BRL	105,529,012	USD	19,299,698	11/3/21	(601,478)

BRL	93,799,877	USD	17,231,696	11/3/21	(611,710)

BRL	112,600,000	USD	20,647,484	11/3/21	(696,387)

BRL	140,700,000	USD	25,871,770	11/3/21	(941,758)

BRL	90,564,280	USD	17,056,351	11/3/21	(1,009,667)

USD	61,607,207	BRL	343,300,000	11/3/21	779,396

USD	9,781,441	BRL	53,195,000	11/3/21	356,054

USD	14,086,276	BRL	78,500,000	11/3/21	177,208

USD	3,280,257	BRL	17,900,000	11/3/21	108,635

USD	16,883,248	BRL	94,786,485	11/3/21	88,449

24	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	6,411,693	BRL	35,700,000	11/3/21	$86,168

USD	6,403,902	BRL	35,700,000	11/3/21	78,377

USD	6,405,279	BRL	35,800,000	11/3/21	62,035

USD	10,168,861	BRL	57,206,684	11/3/21	32,661

USD	764,838	BRL	4,200,000	11/3/21	20,658

USD	24,933,546	BRL	140,700,000	11/3/21	3,534

USD	19,953,925	BRL	112,600,000	11/3/21	2,828

USD	18,700,870	BRL	105,529,012	11/3/21	2,651

USD	16,622,342	BRL	93,799,877	11/3/21	2,356

USD	16,048,960	BRL	90,564,280	11/3/21	2,275

USD	14,938,862	BRL	84,300,000	11/3/21	2,118

USD	9,426,723	BRL	53,195,000	11/3/21	1,336

USD	8,612,440	BRL	48,600,000	11/3/21	1,221

USD	4,784,689	BRL	27,000,000	11/3/21	678

PHP	110,974,000	USD	2,203,176	11/4/21	(2,216)

RUB	621,172,347	USD	8,373,209	11/8/21	376,965

RUB	560,058,921	USD	7,560,904	11/8/21	328,392

RUB	560,058,922	USD	7,563,034	11/8/21	326,262

USD	3,468,061	RUB	250,000,000	11/8/21	(53,576)

USD	6,158,918	RUB	457,692,000	11/8/21	(288,381)

RUB	1,436,270,000	USD	19,357,130	11/9/21	870,575

RUB	718,140,000	USD	9,684,898	11/9/21	429,025

RUB	538,606,677	USD	7,254,597	11/9/21	330,869

RUB	508,497,339	USD	6,849,262	11/9/21	312,159

IDR	172,213,362,769	USD	11,851,772	11/15/21	239,611

USD	11,828,653	IDR	172,213,362,769	11/15/21	(262,730)

USD	12,088,880	ZAR	177,090,004	11/16/21	514,392

USD	7,900,542	ZAR	121,348,369	11/26/21	(20,744)

USD	19,282,160	ZAR	296,164,336	11/26/21	(50,629)

MXN	1,426,743,577	USD	70,263,898	11/29/21	(1,244,365)

USD	23,596,438	MXN	479,137,475	11/29/21	417,890

USD	6,059,410	MXN	123,039,345	11/29/21	107,311

USD	446,026	ZAR	6,910,508	11/29/21	(4,903)

USD	3,227,160	ZAR	50,000,000	11/29/21	(35,472)

USD	4,558,849	ZAR	70,632,530	11/29/21	(50,110)

USD	5,382,746	ZAR	83,397,569	11/29/21	(59,166)

BRL	57,206,684	USD	10,111,710	12/2/21	(34,120)

BRL	35,800,000	USD	6,368,339	12/2/21	(61,774)

BRL	35,700,000	USD	6,367,057	12/2/21	(78,108)

BRL	35,700,000	USD	6,375,058	12/2/21	(86,109)

BRL	94,786,485	USD	16,788,156	12/2/21	(90,470)

BRL	78,500,000	USD	14,006,352	12/2/21	(177,710)

BRL	343,300,000	USD	61,257,628	12/2/21	(781,542)

USD	9,491,311	BRL	53,195,000	12/2/21	120,424

25	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	1,965,451	BRL	11,100,000	12/2/21	$10,063

RUB	254,504,526	USD	3,448,057	12/8/21	113,937

RUB	226,125,745	USD	3,064,948	12/8/21	99,862

RUB	180,900,597	USD	2,446,345	12/8/21	85,503

USD	4,517,708	ZAR	65,463,850	12/8/21	250,972

USD	4,437,928	ZAR	64,318,444	12/8/21	245,846

USD	2,544,478	ZAR	36,870,753	12/8/21	141,353

USD	2,513,290	ZAR	36,418,822	12/8/21	139,621

USD	2,499,544	ZAR	36,225,634	12/8/21	138,466

USD	2,468,906	ZAR	35,781,612	12/8/21	136,769

USD	2,300,433	ZAR	33,350,304	12/8/21	126,761

USD	1,295,657	ZAR	18,783,662	12/8/21	71,395

USD	1,279,776	ZAR	18,553,428	12/8/21	70,520

ZAR	46,150,000	USD	3,184,318	12/8/21	(176,400)

PEN	51,926,750	USD	12,628,408	12/9/21	366,967

PEN	12,650,000	USD	3,076,437	12/9/21	89,398

USD	16,057,593	PEN	66,027,218	12/9/21	(466,615)

CLP	9,751,726,492	USD	12,299,586	12/13/21	(367,431)

CLP	10,084,808,735	USD	12,776,578	12/13/21	(436,866)

CLP	10,860,563,253	USD	13,823,490	12/13/21	(534,570)

COP	77,690,801,002	USD	20,209,799	12/13/21	363,332

COP	86,877,830,876	USD	22,653,551	12/13/21	352,377

COP	69,502,264,701	USD	18,090,597	12/13/21	314,145

COP	60,814,481,613	USD	15,824,206	12/13/21	279,943

USD	2,076,202	CLP	1,640,000,000	12/13/21	69,507

USD	1,903,585	CLP	1,540,000,000	12/13/21	19,250

USD	2,729,525	COP	10,244,900,000	12/13/21	16,595

USD	3,185,982	COP	12,000,000,000	12/13/21	8,288

USD	1,942,064	COP	7,400,000,000	12/13/21	(17,514)

USD	1,813,002	COP	7,000,000,000	12/13/21	(40,653)

USD	2,060,589	COP	7,960,199,005	12/13/21	(47,334)

USD	2,081,329	COP	8,039,800,995	12/13/21	(47,673)

USD	3,505,073	COP	13,500,000,000	12/13/21	(69,832)

EUR	402,051	USD	465,267	12/15/21	(15)

EUR	12,854,541	USD	14,875,724	12/15/21	(476)

EUR	1,470,000	USD	1,740,090	12/15/21	(39,009)

EUR	3,248,650	USD	3,845,541	12/15/21	(86,209)

EUR	10,518,605	USD	12,451,240	12/15/21	(279,132)

EUR	267,752,818	USD	316,948,366	12/15/21	(7,105,343)

RUB	894,790,943	USD	12,118,791	12/15/21	385,857

RUB	559,293,959	USD	7,547,368	12/15/21	268,730

RUB	435,300,000	USD	5,867,676	12/15/21	215,615

RUB	435,315,173	USD	5,874,707	12/15/21	208,796

RUB	464,400,000	USD	6,281,388	12/15/21	208,573

26	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

RUB	435,300,000	USD	5,883,180	12/15/21	$200,111

RUB	260,794,277	USD	3,538,021	12/15/21	106,563

RUB	186,414,780	USD	2,525,703	12/15/21	79,433

RUB	161,600,000	USD	2,187,754	12/15/21	70,596

USD	107,680,365	EUR	90,966,618	12/15/21	2,413,976

USD	41,853,125	EUR	35,356,839	12/15/21	938,263

USD	17,756,024	EUR	15,000,000	12/15/21	398,054

USD	6,515,238	EUR	5,503,967	12/15/21	146,058

USD	6,226,995	EUR	5,260,464	12/15/21	139,597

USD	1,748,815	EUR	1,477,371	12/15/21	39,205

USD	1,359,333	EUR	1,148,342	12/15/21	30,473

USD	832,611	EUR	703,376	12/15/21	18,665

USD	24,706,967	EUR	21,350,000	12/15/21	790

USD	5,963,929	EUR	5,153,602	12/15/21	191

USD	23,348,559	RUB	1,659,200,000	12/15/21	161,342

USD	2,912,409	RUB	214,005,833	12/15/21	(78,310)

USD	7,251,602	RUB	534,041,000	12/15/21	(211,588)

USD	7,246,400	RUB	534,040,000	12/15/21	(216,776)

USD	32,242,888	ZAR	463,910,671	12/15/21	2,034,187

USD	4,945,869	ZAR	71,161,160	12/15/21	312,032

USD	3,961,635	ZAR	57,000,000	12/15/21	249,938

USD	2,751,484	ZAR	39,588,348	12/15/21	173,590

ZAR	52,300,000	USD	3,480,286	12/15/21	(74,641)

ZAR	54,506,231	USD	3,691,584	12/15/21	(142,274)

ZAR	76,593,401	USD	5,151,602	12/15/21	(164,032)

ZAR	76,600,599	USD	5,164,377	12/15/21	(176,338)

RUB	594,700,000	USD	8,037,397	12/16/21	271,730

RUB	552,183,759	USD	7,447,460	12/16/21	267,631

RUB	552,400,000	USD	7,481,478	12/16/21	236,635

RUB	509,600,000	USD	6,911,414	12/17/21	207,183

RUB	481,727,810	USD	6,533,887	12/17/21	195,364

USD	6,798,204	ZAR	103,738,553	12/22/21	49,169

RUB	604,530,000	USD	8,167,073	12/23/21	266,831

RUB	455,500,000	USD	6,122,855	12/23/21	231,905

RUB	455,400,000	USD	6,122,037	12/23/21	231,327

RUB	516,200,000	USD	6,985,659	12/23/21	215,938

USD	13,707,085	ZAR	205,554,182	12/23/21	335,859

USD	11,609,044	ZAR	174,091,548	12/23/21	284,452

ZAR	260,967,322	USD	17,402,230	12/23/21	(426,400)

USD	8,712,033	ZAR	133,436,110	1/3/22	44,481

USD	6,022,995	ZAR	92,250,000	1/3/22	30,752

USD	1,244,902	ZAR	19,067,288	1/3/22	6,356

USD	721,899	ZAR	11,056,814	1/3/22	3,686

USD	5,876,635	BRL	31,678,000	1/4/22	338,211

27	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	8,805,110	ZAR	134,009,372	1/6/22	$103,844

PEN	650,468	USD	156,777	1/12/22	5,761

PEN	400,000	USD	96,212	1/12/22	3,739

PEN	400,000	USD	96,411	1/12/22	3,541

RUB	842,905,340	USD	11,405,378	1/14/22	299,794

USD	183,270	RUB	13,544,402	1/14/22	(4,817)

IDR	84,000,000,000	USD	5,877,866	1/18/22	(20,943)

IDR	1,730,835,694,307	USD	121,139,116	1/18/22	(456,109)

USD	37,363,159	IDR	533,844,814,013	1/18/22	140,678

USD	28,045,253	IDR	400,710,579,490	1/18/22	105,595

USD	3,074,193	IDR	44,000,000,000	1/18/22	6,280

USD	10,707,712	IDR	151,942,434,000	1/21/22	117,027

USD	5,892,743	BRL	32,195,000	4/4/22	401,258

USD	5,907,584	BRL	32,793,000	7/5/22	472,603

					$3,849,790

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	1,913,286	UAH	51,410,000	Goldman Sachs International	11/1/21	$—	$(41,872)

USD	3,247,593	UAH	87,376,500	Bank of America, N.A.	11/2/21	—	(75,396)

EUR	4,939,499	PLN	22,300,000	Standard Chartered Bank	11/4/21	120,912	—

EUR	7,259,747	PLN	33,600,000	State Street Bank and Trust Company	11/4/21	—	(29,059)

PLN	20,578,107	EUR	4,508,935	Bank of America, N.A.	11/4/21	—	(54,743)

PLN	13,169,989	EUR	2,887,323	Standard Chartered Bank	11/4/21	—	(36,890)

PLN	17,164,446	EUR	3,762,389	Standard Chartered Bank	11/4/21	—	(47,318)

PLN	24,693,729	EUR	5,410,180	Standard Chartered Bank	11/4/21	—	(65,065)

PLN	24,693,729	EUR	5,414,805	Standard Chartered Bank	11/4/21	—	(70,412)

EUR	327,694	USD	377,922	Bank of America, N.A.	11/5/21	914	—

EUR	378,203	USD	438,604	Citibank, N.A.	11/5/21	—	(1,375)

EUR	886,578	USD	1,022,898	Standard Chartered Bank	11/5/21	2,046	—

EUR	636,845	USD	734,619	Standard Chartered Bank	11/5/21	1,617	—

EUR	369,422	USD	428,383	Standard Chartered Bank	11/5/21	—	(1,306)

EUR	5,705,252	USD	6,640,800	Standard Chartered Bank	11/5/21	—	(45,146)

EUR	8,900,000	USD	10,370,694	Standard Chartered Bank	11/5/21	—	(81,696)

MXN	70,388,000	USD	3,480,706	UBS AG	11/5/21	—	(62,855)

MYR	86,000,000	USD	20,275,846	Goldman Sachs International	11/5/21	477,050	—

USD	2,666,802	EUR	2,300,000	Bank of America, N.A.	11/5/21	7,848	—

USD	2,319,120	EUR	2,000,000	State Street Bank and Trust Company	11/5/21	6,986	—

USD	2,159,912	MXN	44,700,000	Citibank, N.A.	11/5/21	—	(10,599)

USD	6,903,940	MYR	29,000,000	Credit Agricole Corporate and Investment Bank	11/5/21	—	(94,129)

28	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	16,982,298	THB	563,065,076	Standard Chartered Bank	11/8/21	$14,483	$—

USD	7,709,628	UAH	205,596,500	BNP Paribas	11/8/21	—	(94,100)

CNH	844,098,000	USD	129,726,335	Bank of America, N.A.	11/10/21	1,932,590	—

EUR	9,724,534	RON	48,042,500	Standard Chartered Bank	11/10/21	25,317	—

EUR	9,722,763	RON	48,042,500	Standard Chartered Bank	11/10/21	23,269	—

THB	218,926,464	USD	6,584,307	Standard Chartered Bank	11/10/21	12,860	—

THB	80,000,000	USD	2,411,091	Standard Chartered Bank	11/10/21	—	(358)

USD	31,692,004	CNH	206,212,235	Bank of America, N.A.	11/10/21	—	(472,130)

USD	61,078,338	CNH	397,422,028	Bank of America, N.A.	11/10/21	—	(909,911)

USD	6,110,521	CNH	39,650,000	JPMorgan Chase Bank, N.A.	11/10/21	—	(73,922)

USD	2,946,712	CNH	19,000,000	UBS AG	11/10/21	—	(16,830)

USD	4,151,854	CNH	27,000,000	UBS AG	11/10/21	—	(59,495)

USD	8,587,399	THB	281,494,924	Standard Chartered Bank	11/10/21	104,783	—

USD	2,219,455	THB	75,106,964	Standard Chartered Bank	11/10/21	—	(43,831)

USD	3,473,543	THB	117,476,155	Standard Chartered Bank	11/10/21	—	(66,503)

USD	7,405,771	THB	250,354,085	Standard Chartered Bank	11/10/21	—	(138,441)

EUR	5,712,447	RON	28,214,000	Standard Chartered Bank	11/11/21	17,242	—

HUF	1,104,934,181	EUR	3,127,780	Citibank, N.A.	11/12/21	—	(67,908)

HUF	1,910,094,195	EUR	5,404,754	Citibank, N.A.	11/12/21	—	(114,822)

HUF	1,325,921,018	EUR	3,752,990	Goldman Sachs International	11/12/21	—	(81,091)

HUF	1,767,894,690	EUR	5,002,461	Goldman Sachs International	11/12/21	—	(106,356)

HUF	1,767,895	EUR	4,986	Standard Chartered Bank	11/12/21	—	(87)

HUF	1,546,907,854	EUR	4,363,749	Standard Chartered Bank	11/12/21	—	(77,563)

HUF	1,878,388,109	EUR	5,297,153	Standard Chartered Bank	11/12/21	—	(92,236)

HUF	1,812,092,058	EUR	5,114,425	Standard Chartered Bank	11/12/21	—	(93,872)

USD	6,369,369	UAH	169,680,000	BNP Paribas	11/12/21	—	(61,012)

USD	9,133,622	UAH	243,000,000	Citibank, N.A.	11/12/21	—	(75,375)

UZS	25,722,252,000	USD	2,322,132	ICBC Standard Bank plc	11/12/21	83,702	—

USD	11,585,242	ZAR	172,261,202	Bank of America, N.A.	11/16/21	326,361	—

USD	6,950,454	ZAR	103,356,722	Bank of America, N.A.	11/16/21	195,125	—

USD	7,555,693	ZAR	112,657,358	Bank of America, N.A.	11/16/21	192,481	—

ZAR	203,747,929	USD	13,702,848	Bank of America, N.A.	11/16/21	—	(386,015)

ZAR	46,000,000	USD	3,165,535	JPMorgan Chase Bank, N.A.	11/16/21	—	(159,005)

CZK	97,430,000	EUR	3,828,306	Standard Chartered Bank	11/18/21	—	(42,123)

CZK	203,860,000	EUR	8,011,223	Standard Chartered Bank	11/18/21	—	(89,266)

CZK	203,860,000	EUR	8,011,318	Standard Chartered Bank	11/18/21	—	(89,375)

CZK	203,850,000	EUR	8,011,004	Standard Chartered Bank	11/18/21	—	(89,462)

EUR	1,379,017	CZK	35,400,000	Standard Chartered Bank	11/18/21	1,485	—

THB	2,899,357,358	USD	87,396,550	Standard Chartered Bank	11/18/21	—	(33,605)

THB	941,096,129	USD	28,426,123	Standard Chartered Bank	11/18/21	—	(69,174)

USD	17,113,913	THB	567,758,599	Standard Chartered Bank	11/18/21	6,307	—

USD	14,883,114	THB	493,751,241	Standard Chartered Bank	11/18/21	5,485	—

MXN	962,494,270	USD	47,413,277	Citibank, N.A.	11/22/21	—	(800,735)

USD	14,857,322	ZAR	224,438,208	Standard Chartered Bank	11/23/21	201,092	—

USD	6,087,538	ZAR	91,959,792	Standard Chartered Bank	11/23/21	82,394	—

29	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	4,455,678	ZAR	67,331,463	Standard Chartered Bank	11/23/21	$58,809	$—

USD	1,825,639	ZAR	27,587,937	Standard Chartered Bank	11/23/21	24,096	—

ZAR	678,803,585	USD	44,935,322	Standard Chartered Bank	11/23/21	—	(608,194)

HUF	803,161,325	EUR	2,278,598	Citibank, N.A.	11/24/21	—	(57,441)

HUF	803,161,325	EUR	2,280,111	Citibank, N.A.	11/24/21	—	(59,191)

HUF	935,510,148	EUR	2,656,705	Citibank, N.A.	11/24/21	—	(69,946)

HUF	803,161,325	EUR	2,279,491	Goldman Sachs International	11/24/21	—	(58,474)

HUF	937,021,546	EUR	2,655,720	Goldman Sachs International	11/24/21	—	(63,956)

ZAR	226,500,000	USD	14,909,465	Standard Chartered Bank	11/26/21	—	(124,171)

HUF	763,900,000	EUR	2,083,963	Citibank, N.A.	11/29/21	40,769	—

HUF	806,200,000	EUR	2,206,232	Citibank, N.A.	11/29/21	35,079	—

HUF	5,940,790,000	EUR	16,260,043	Standard Chartered Bank	11/29/21	255,498	—

HUF	1,628,408,234	EUR	4,461,343	Standard Chartered Bank	11/29/21	64,989	—

MYR	75,793,000	USD	17,915,849	Goldman Sachs International	11/29/21	339,109	—

USD	3,242,728	MYR	13,600,000	Goldman Sachs International	11/29/21	—	(32,871)

USD	10,548,764	MYR	44,626,547	Goldman Sachs International	11/29/21	—	(199,666)

HUF	615,152,262	EUR	1,753,426	Citibank, N.A.	11/30/21	—	(54,352)

HUF	615,152,261	EUR	1,754,122	Goldman Sachs International	11/30/21	—	(55,158)

HUF	550,975,477	EUR	1,571,254	Standard Chartered Bank	11/30/21	—	(49,558)

MYR	13,640,000	USD	3,246,460	Goldman Sachs International	12/6/21	37,913	—

MYR	193,941,230	USD	46,475,253	Goldman Sachs International	12/7/21	222,410	—

USD	8,584,908	MYR	35,824,820	Goldman Sachs International	12/7/21	—	(41,084)

USD	11,599,280	MYR	48,769,173	Goldman Sachs International	12/7/21	—	(143,485)

EUR	620,018	PLN	2,800,000	Citibank, N.A.	12/8/21	16,031	—

EUR	10,094,760	PLN	46,500,000	Citibank, N.A.	12/10/21	33,944	—

EUR	1,084,978	PLN	5,000,000	Standard Chartered Bank	12/10/21	3,094	—

PLN	14,883,622	EUR	3,245,363	Bank of America, N.A.	12/10/21	—	(27,356)

PLN	14,584,450	EUR	3,223,440	Citibank, N.A.	12/10/21	—	(76,917)

PLN	18,959,786	EUR	4,191,115	Citibank, N.A.	12/10/21	—	(100,735)

PLN	20,418,231	EUR	4,514,412	Citibank, N.A.	12/10/21	—	(109,530)

PLN	25,277,128	EUR	5,568,243	Citibank, N.A.	12/10/21	—	(111,926)

PLN	29,168,902	EUR	6,441,277	Citibank, N.A.	12/10/21	—	(147,350)

PLN	29,168,901	EUR	6,447,595	Citibank, N.A.	12/10/21	—	(154,661)

PLN	29,168,902	EUR	6,444,457	UBS AG	12/10/21	—	(151,030)

CZK	110,807,395	EUR	4,344,410	Bank of America, N.A.	12/13/21	—	(44,674)

CZK	221,614,789	EUR	8,687,114	Bank of America, N.A.	12/13/21	—	(87,373)

CZK	221,614,790	EUR	8,689,158	Bank of America, N.A.	12/13/21	—	(89,738)

CZK	147,743,193	EUR	5,791,184	Standard Chartered Bank	12/13/21	—	(57,989)

CZK	278,457,743	EUR	10,913,492	Standard Chartered Bank	12/13/21	—	(107,680)

EUR	938,831	CZK	23,931,624	Citibank, N.A.	12/13/21	10,281	—

EUR	2,591,044	CZK	66,000,000	HSBC Bank USA, N.A.	12/13/21	30,533	—

EUR	4,208,925	CZK	107,377,003	Standard Chartered Bank	12/13/21	42,145	—

EUR	1,536,899	PLN	7,100,000	UBS AG	12/13/21	344	—

MYR	23,800,000	USD	5,671,393	Goldman Sachs International	12/13/21	58,197	—

30	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

MYR	5,400,000	USD	1,298,701	State Street Bank and Trust Company	12/13/21	$1,290	$—

PLN	26,721,049	EUR	5,867,970	Citibank, N.A.	12/13/21	—	(98,267)

PLN	54,904,110	EUR	12,056,810	Citibank, N.A.	12/13/21	—	(201,693)

PLN	57,259,392	EUR	12,577,043	Citibank, N.A.	12/13/21	—	(213,838)

PLN	45,800,000	EUR	10,053,549	HSBC Bank USA, N.A.	12/13/21	—	(163,596)

PLN	53,400,000	EUR	11,723,000	HSBC Bank USA, N.A.	12/13/21	—	(192,104)

CZK	244,321,849	EUR	9,621,577	BNP Paribas	12/20/21	—	(151,215)

CZK	244,300,000	EUR	9,623,236	BNP Paribas	12/20/21	—	(154,118)

CZK	289,787,563	EUR	11,396,284	UBS AG	12/20/21	—	(161,107)

EUR	3,620,021	PLN	16,600,000	Societe Generale	12/20/21	33,411	—

PLN	64,700,000	EUR	14,113,199	Citibank, N.A.	12/20/21	—	(134,666)

PLN	64,773,435	EUR	14,129,242	Citibank, N.A.	12/20/21	—	(134,847)

PLN	108,679,318	EUR	23,689,282	UBS AG	12/20/21	—	(206,234)

USD	3,265,694	TRY	30,000,000	HSBC Bank USA, N.A.	12/21/21	219,122	—

USD	12,160,908	TRY	109,400,000	Standard Chartered Bank	12/21/21	1,051,075	—

USD	12,082,698	TRY	108,852,111	Standard Chartered Bank	12/21/21	1,028,505	—

EUR	7,620,016	RON	38,000,000	HSBC Bank USA, N.A.	1/10/22	—	(8,205)

THB	629,903,871	USD	18,990,892	Standard Chartered Bank	1/10/22	—	(15,022)

USD	16,592,942	THB	563,040,000	Standard Chartered Bank	1/10/22	—	(368,653)

GEL	2,748,750	USD	838,852	ICBC Standard Bank plc	1/11/22	17,091	—

UYU	20,639,278	USD	455,071	HSBC Bank USA, N.A.	1/11/22	6,679	—

CNH	125,200,617	USD	19,298,151	Citibank, N.A.	1/20/22	117,666	—

USD	20,727,494	CNH	133,107,508	Citibank, N.A.	1/20/22	85,494	—

USD	2,695,520	CNH	17,487,722	Citibank, N.A.	1/20/22	—	(16,435)

USD	12,453,760	CNH	79,992,492	JPMorgan Chase Bank, N.A.	1/20/22	48,712	—

MXN	66,000,000	USD	3,204,066	Citibank, N.A.	1/21/22	—	(37,987)

MXN	443,100,000	USD	21,617,535	Citibank, N.A.	1/21/22	—	(361,631)

USD	4,616,465	MXN	94,624,830	Citibank, N.A.	1/21/22	77,227	—

USD	2,437,302	MXN	49,957,994	Citibank, N.A.	1/21/22	40,773	—

EUR	1,378,970	HUF	505,000,000	Bank of America, N.A.	1/25/22	—	(19,227)

HUF	2,278,294,671	EUR	6,233,081	Citibank, N.A.	1/25/22	72,961	—

HUF	2,930,800,095	EUR	8,052,204	Citibank, N.A.	1/25/22	54,512	—

HUF	854,000,000	EUR	2,349,006	Citibank, N.A.	1/25/22	12,767	—

HUF	4,556,400,000	EUR	12,520,334	UBS AG	1/25/22	82,559	—

KES	45,675,000	USD	386,749	Standard Chartered Bank	2/8/22	15,560	—

KES	50,060,000	USD	428,963	ICBC Standard Bank plc	2/23/22	10,547	—

KES	25,050,000	USD	214,469	ICBC Standard Bank plc	2/23/22	5,461	—

KES	45,360,000	USD	386,701	Standard Chartered Bank	3/2/22	10,946	—

KES	45,300,000	USD	387,014	Standard Chartered Bank	3/4/22	9,936	—

KES	45,810,000	USD	392,444	Standard Chartered Bank	3/8/22	8,631	—

KES	22,400,000	USD	191,617	Standard Chartered Bank	4/1/22	3,495	—

UZS	25,023,292,000	USD	2,190,222	ICBC Standard Bank plc	5/6/22	38,796	—

KES	127,500,000	USD	1,126,524	Standard Chartered Bank	5/11/22	—	(25,291)

KES	139,764,000	USD	1,228,695	ICBC Standard Bank plc	5/18/22	—	(23,261)

KES	249,600,000	USD	2,187,555	Standard Chartered Bank	5/20/22	—	(35,690)

31	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

KES	253,848,000	USD	2,217,982	Standard Chartered Bank	6/6/22	$—	$(37,064)

KES	125,680,000	USD	1,099,563	Goldman Sachs International	6/8/22	—	(20,231)

KES	253,630,000	USD	2,218,015	Standard Chartered Bank	6/8/22	—	(39,856)

KES	140,000,000	USD	1,217,391	Bank of America, N.A.	6/10/22	—	(15,569)

UZS	133,770,000,000	USD	9,994,023	JPMorgan Chase Bank, N.A.	6/20/22	1,764,167	—

						$9,932,973	$(10,842,777)

Non-deliverable Bond Forward Contracts*

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)

11/11/21	COP	43,166,100	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	$11,462,862	$(219,560)

11/12/21	COP	28,233,600	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	7,497,500	(142,850)

11/24/21	COP	41,494,040	Republic of Colombia, 6.00%, 4/28/28	Bank of America, N.A.	11,018,842	(240,905)

11/25/21	COP	68,900,000	Republic of Colombia, 6.00%, 4/28/28	Bank of America, N.A.	18,296,561	(275,546)

11/25/21	COP	25,537,800	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	6,781,624	(20,046)

11/25/21	COP	18,500,000	Republic of Colombia, 7.00%, 6/30/32	Bank of America, N.A.	4,912,720	(74,880)

11/25/21	COP	24,000,000	Republic of Colombia, 7.50%, 8/26/26	Bank of America, N.A.	6,373,258	(72,789)

11/25/21	COP	67,000,000	Republic of Colombia, 7.75%, 9/18/30	Bank of America, N.A.	17,792,011	(254,942)

11/25/21	COP	73,500,000	Republic of Colombia, 10.00%, 7/24/24	Bank of America, N.A.	19,518,102	(126,692)

11/29/21	COP	41,360,600	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	10,983,407	(6,206)

12/1/21	COP	18,000,000	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	4,779,943	33,995

12/2/21	COP	28,680,000	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	7,616,043	—

12/2/21	COP	27,573,000	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	7,322,289	—

12/16/21	COP	45,075,730	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	11,969,969	(226,771)

						$(1,627,192)

*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

32	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

Euro-Bobl	(23)	Short	12/8/21	$(3,556,411)	$54,771

Euro-Bund	(15)	Short	12/8/21	(2,915,200)	76,817

U.S. 5-Year Treasury Note	(13)	Short	12/31/21	(1,582,750)	22,649

U.S. 10-Year Treasury Note	(150)	Short	12/21/21	(19,605,469)	388,309

					$542,546

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	548,199	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.06% (pays upon termination)	1/3/22	$(1,041,187)	$ —	$(1,041,187)

BRL	360,049	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.08% (pays upon termination)	1/3/22	(666,835)	—	(666,835)

BRL	360,971	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.40% (pays upon termination)	1/3/22	556,608	—	556,608

BRL	64,031	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.42% (pays upon termination)	1/3/22	75,282	—	75,282

BRL	507,598	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.44% (pays upon termination)	1/3/22	570,924	—	570,924

BRL	63,539	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	4.12% (pays upon termination)	1/2/23	(812,100)	—	(812,100)

BRL	109,032	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	4.70% (pays upon termination)	1/2/23	(1,071,713)	—	(1,071,713)

BRL	175,133	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	4.71% (pays upon termination)	1/2/23	2,039,006	—	2,039,006

BRL	62,400	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	4.84% (pays upon termination)	1/2/23	(569,038)	—	(569,038)

BRL	40,336	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	5.84% (pays upon termination)	1/2/23	(150,686)	—	(150,686)

BRL	30,974	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	5.96% (pays upon termination)	1/2/23	(87,319)	—	(87,319)

33	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	76,081	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	6.55% (pays upon termination)	1/2/23	$62,034	$—	$62,034

BRL	35,200	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	8.13% (pays upon termination)	1/2/23	423,563	—	423,563

BRL	31,500	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	5.41% (pays upon termination)	1/2/25	(903,649)	—	(903,649)

BRL	69,990	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	5.76% (pays upon termination)	1/2/25	(1,995,272)	—	(1,995,272)

BRL	67,422	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	6.09% (pays upon termination)	1/2/25	(1,809,269)	—	(1,809,269)

BRL	70,160	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	6.27% (pays upon termination)	1/2/25	(1,459,995)	—	(1,459,995)

BRL	72,000	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	6.36% (pays upon termination)	1/2/25	1,861,150	—	1,861,150

BRL	50,000	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	6.47% (pays upon termination)	1/2/25	(1,264,159)	—	(1,264,159)

BRL	11,269	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	8.57% (pays upon termination)	1/2/25	28,936	—	28,936

BRL	47,000	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	9.58% (pays upon termination)	1/2/25	1,031,249	—	1,031,249

BRL	5,239	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	9.90% (pays upon termination)	1/2/25	142,464	—	142,464

BRL	27,600	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	8.59% (pays upon termination)	1/4/27	737,802	—	737,802

CLP	9,792,953	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.09% (pays semi-annually)	12/6/21	31,014	—	31,014

CLP	4,865,090	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.98% (pays semi-annually)	12/11/21	11,442	—	11,442

CLP	5,000,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.68% (pays semi-annually)	2/11/24	(169,875)	—	(169,875)

CLP	1,140,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.49% (pays semi-annually)	4/26/24	(55,835)	—	(55,835)

34	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CLP	2,650,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.38% (pays semi-annually)	6/17/25	$(417,771)	$—	$(417,771)

CLP	3,700,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.33% (pays semi-annually)	9/11/25	(635,611)	—	(635,611)

CLP	5,200,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.48% (pays semi-annually)	12/23/25	(910,095)	—	(910,095)

CLP	2,500,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.59% (pays semi-annually)	1/27/26	(436,667)	—	(436,667)

CLP	2,500,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.92% (pays semi-annually)	2/23/26	(405,186)	—	(405,186)

CLP	584,900	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.87% (pays semi-annually)	5/31/26	(67,747)	—	(67,747)

CLP	4,898,900	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.87% (pays semi-annually)	5/31/26	(567,072)	—	(567,072)

CLP	794,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.02% (pays semi-annually)	3/18/29	(87,006)	—	(87,006)

CLP	3,362,600	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.08% (pays semi-annually)	7/1/31	(435,771)	—	(435,771)

CLP	1,759,504	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.18% (pays semi-annually)	7/2/31	(211,132)	—	(211,132)

CLP	4,871,900	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.22% (pays semi-annually)	7/12/31	(573,616)	—	(573,616)

CNY	116,500	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.62% (pays quarterly)	8/4/25	52,469	—	52,469

CNY	90,500	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.79% (pays quarterly)	9/3/25	119,490	—	119,490

CNY	80,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.79% (pays quarterly)	12/21/25	100,193	—	100,193

CNY	85,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.74% (pays quarterly)	5/7/26	83,658	—	83,658

CNY	50,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.75% (pays quarterly)	6/4/26	47,112	—	47,112

35	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CNY	38,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.86% (pays quarterly)	6/18/26	$64,104	$—	$64,104

COP	6,031,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.76% (pays quarterly)	11/26/25	125,771	—	125,771

COP	6,031,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.89% (pays quarterly)	11/26/25	117,708	—	117,708

COP	12,063,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.00% (pays quarterly)	11/26/25	221,770	—	221,770

COP	11,354,500	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.05% (pays quarterly)	11/26/25	202,601	—	202,601

COP	12,063,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.07% (pays quarterly)	11/26/25	213,087	—	213,087

COP	15,464,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.11% (pays quarterly)	11/26/25	267,596	—	267,596

COP	12,992,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.16% (pays quarterly)	11/26/25	217,474	—	217,474

COP	12,063,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.20% (pays quarterly)	11/26/25	196,959	—	196,959

COP	10,648,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.25% (pays quarterly)	11/26/25	168,382	—	168,382

COP	12,063,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.28% (pays quarterly)	11/26/25	187,035	—	187,035

COP	6,488,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.34% (pays quarterly)	11/26/25	96,349	—	96,349

COP	20,568,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.53% (pays quarterly)	11/26/25	266,243	—	266,243

COP	12,079,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.55% (pays quarterly)	11/26/25	154,371	—	154,371

COP	5,979,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.73% (pays quarterly)	11/26/25	65,038	—	65,038

COP	25,137,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.78% (pays quarterly)	11/26/25	260,506	—	260,506

36	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

COP	20,568,100	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	5.68% (pays quarterly)	11/26/25	$(50,539)	$—	$(50,539)

COP	25,708,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	429,587	—	429,587

COP	41,744,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	696,653	—	696,653

COP	23,038,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.48% (pays quarterly)	3/31/26	359,270	—	359,270

COP	24,662,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.56% (pays quarterly)	4/6/26	366,928	—	366,928

COP	53,708,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.15% (pays quarterly)	4/19/26	1,057,147	—	1,057,147

COP	33,420,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	5.14% (pays quarterly)	8/12/26	339,704	—	339,704

COP	7,441,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	151,311	—	151,311

COP	8,319,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	168,551	—	168,551

COP	5,315,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.83% (pays quarterly)	3/26/28	107,301	—	107,301

CZK	200,800	Pays	6-month CZK PRIBOR (pays semi-annually)	1.40% (pays annually)	3/6/25	(409,626)	—	(409,626)

CZK	258,400	Receives	6-month CZK PRIBOR (pays semi-annually)	1.37% (pays annually)	3/17/25	575,626	—	575,626

CZK	125,000	Pays	6-month CZK PRIBOR (pays semi-annually)	1.37% (pays annually)	2/23/26	(352,505)	—	(352,505)

CZK	300,000	Pays	6-month CZK PRIBOR (pays semi-annually)	1.46% (pays annually)	3/15/26	(795,322)	—	(795,322)

CZK	147,500	Pays	6-month CZK PRIBOR (pays semi-annually)	1.73% (pays annually)	5/6/26	(357,737)	—	(357,737)

CZK	354,000	Receives	6-month CZK PRIBOR (pays semi-annually)	2.26% (pays annually)	9/9/26	557,234	—	557,234

CZK	497,198	Pays	6-month CZK PRIBOR (pays semi-annually)	1.74% (pays annually)	5/31/29	(1,693,021)	—	(1,693,021)

CZK	243,250	Pays	6-month CZK PRIBOR (pays semi-annually)	2.47% (pays annually)	10/5/31	(229,524)	—	(229,524)

CZK	116,720	Pays	6-month CZK PRIBOR (pays semi-annually)	2.51% (pays annually)	10/6/31	(90,800)	—	(90,800)

37	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CZK	391,000	Receives	6-month CZK PRIBOR (pays semi-annually)	2.75% (pays annually)	10/20/31	$(35,413)	$—	$(35,413)

EUR	16,300	Receives	6-month EURIBOR (pays semi-annually)	0.25% (pays annually)	9/20/22	(137,298)	(10,922)	(148,220)

HUF	480,000	Pays	6-month HUF BUBOR (pays semi-annually)	0.79% (pays annually)	8/6/24	(109,215)	—	(109,215)

HUF	3,500,000	Pays	6-month HUF BUBOR (pays semi-annually)	0.71% (pays annually)	11/22/24	(882,721)	—	(882,721)

HUF	6,619,000	Receives	6-month HUF BUBOR (pays semi-annually)	1.30% (pays annually)	3/16/25	1,348,054	—	1,348,054

HUF	2,000,000	Pays	6-month HUF BUBOR (pays semi-annually)	1.20% (pays annually)	11/4/25	(522,414)	—	(522,414)

HUF	3,165,000	Pays	6-month HUF BUBOR (pays semi-annually)	1.10% (pays annually)	12/4/25	(893,401)	—	(893,401)

HUF	2,000,000	Pays	6-month HUF BUBOR (pays semi-annually)	1.06% (pays annually)	12/22/25	(586,440)	—	(586,440)

HUF	2,406,200	Receives	6-month HUF BUBOR (pays semi-annually)	2.90% (pays annually)	9/20/26	235,156	—	235,156

HUF	2,403,800	Receives	6-month HUF BUBOR (pays semi-annually)	2.95% (pays annually)	9/20/26	217,571	—	217,571

KRW	93,003,200	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.75% (pays quarterly)	10/5/23	(465,872)	—	(465,872)

KRW	63,950,500	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.75% (pays quarterly)	10/5/23	(319,859)	—	(319,859)

KRW	40,588,300	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.77% (pays quarterly)	10/5/23	(199,206)	—	(199,206)

MXN	154,220	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.35% (pays monthly)	4/13/22	(16,976)	—	(16,976)

MXN	74,620	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.38% (pays monthly)	4/13/22	(7,705)	—	(7,705)

MXN	74,622	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.25% (pays monthly)	4/14/22	(9,975)	—	(9,975)

MXN	233,195	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.29% (pays monthly)	4/14/22	(28,875)	—	(28,875)

MXN	48,628	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.16% (pays monthly)	4/15/22	(7,595)	—	(7,595)

MXN	74,623	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.20% (pays monthly)	4/15/22	(10,977)	—	(10,977)

38	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

MXN	267,700	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.58% (pays monthly)	3/21/23	$131,113	$(1,836)	$129,277

MXN	350,500	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.98% (pays monthly)	11/29/23	621,577	(5,790)	615,787

MXN	185,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.13% (pays monthly)	2/2/24	169,165	—	169,165

MXN	600,760	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.76% (pays monthly)	3/7/24	351,668	—	351,668

MXN	166,961	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.79% (pays monthly)	3/7/24	92,302	—	92,302

MXN	408,300	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	7.35% (pays monthly)	3/14/24	(11,576)	—	(11,576)

MXN	180,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.69% (pays monthly)	5/22/24	78,583	(3,208)	75,375

MXN	329,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.49% (pays monthly)	6/5/24	50,448	—	50,448

MXN	67,771	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.08% (pays monthly)	6/27/24	(104,411)	—	(104,411)

MXN	224,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.19% (pays monthly)	6/27/24	(45,466)	—	(45,466)

MXN	130,204	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.66% (pays monthly)	11/7/24	128,499	—	128,499

MXN	338,050	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.63% (pays monthly)	1/9/25	(1,344,081)	—	(1,344,081)

MXN	338,050	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.61% (pays monthly)	1/10/25	(1,350,493)	—	(1,350,493)

MXN	391,500	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.65% (pays monthly)	2/6/25	(1,577,685)	—	(1,577,685)

MXN	200,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.77% (pays monthly)	2/14/25	(775,557)	—	(775,557)

MXN	144,000	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	7.40% (pays monthly)	3/11/25	8,933	—	8,933

39	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

MXN	205,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.44% (pays monthly)	3/14/25	$(610,091)	$—	$(610,091)

MXN	332,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.13% (pays monthly)	6/6/25	(1,216,453)	—	(1,216,453)

MXN	222,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.71% (pays monthly)	12/12/25	(1,092,494)	—	(1,092,494)

MXN	111,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.07% (pays monthly)	4/28/26	(305,232)	—	(305,232)

MXN	165,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.11% (pays monthly)	6/8/26	(445,174)	—	(445,174)

MXN	130,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.21% (pays monthly)	6/29/26	(334,052)	—	(334,052)

MXN	160,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.54% (pays monthly)	9/4/26	(316,084)	—	(316,084)

MXN	262,700	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.72% (pays monthly)	9/14/26	428,248	—	428,248

MXN	176,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.86% (pays monthly)	1/5/28	132,258	(4,275)	127,983

MXN	83,120	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.77% (pays monthly)	9/18/29	(202,384)	—	(202,384)

MXN	15,300	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.91% (pays monthly)	5/1/30	(81,198)	—	(81,198)

MXN	124,500	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.37% (pays monthly)	12/6/30	(916,433)	—	(916,433)

MXN	29,200	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.95% (pays monthly)	12/3/31	33,239	(269,553)	(236,314)

PLN	35,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.35% (pays annually)	11/19/22	251,780	—	251,780

PLN	25,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.43% (pays annually)	6/8/23	84,100	—	84,100

PLN	20,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.04% (pays annually)	1/31/24	38,842	—	38,842

PLN	16,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.01% (pays annually)	2/11/24	24,361	—	24,361

PLN	13,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.05% (pays annually)	2/28/24	21,084	—	21,084

40	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

PLN	15,522	Pays	6-month PLN WIBOR (pays semi-annually)	2.01% (pays annually)	3/13/24	$17,818	$—	$17,818

PLN	18,000	Pays	6-month PLN WIBOR (pays semi-annually)	1.99% (pays annually)	5/30/24	(20,642)	—	(20,642)

PLN	37,000	Pays	6-month PLN WIBOR (pays semi-annually)	1.79% (pays annually)	7/5/24	(119,081)	—	(119,081)

PLN	27,850	Pays	6-month PLN WIBOR (pays semi-annually)	1.76% (pays annually)	8/6/24	(106,541)	—	(106,541)

PLN	12,200	Pays	6-month PLN WIBOR (pays semi-annually)	1.66% (pays annually)	10/2/24	(66,017)	—	(66,017)

PLN	11,400	Pays	6-month PLN WIBOR (pays semi-annually)	2.44% (pays annually)	10/28/24	(10,262)	—	(10,262)

PLN	50,000	Pays	6-month PLN WIBOR (pays semi-annually)	1.97% (pays annually)	1/20/25	(34,202)	—	(34,202)

PLN	37,000	Receives	6-month PLN WIBOR (pays semi-annually)	1.44% (pays annually)	3/17/25	242,652	—	242,652

PLN	10,800	Pays	6-month PLN WIBOR (pays semi-annually)	0.48% (pays annually)	8/7/25	(202,436)	—	(202,436)

PLN	11,000	Pays	6-month PLN WIBOR (pays semi-annually)	0.69% (pays annually)	8/26/25	(186,668)	—	(186,668)

PLN	42,000	Pays	6-month PLN WIBOR (pays semi-annually)	0.64% (pays annually)	1/25/26	(788,451)	—	(788,451)

PLN	48,000	Receives	6-month PLN WIBOR (pays semi-annually)	1.69% (pays annually)	9/20/26	494,902	—	494,902

PLN	102,370	Receives	6-month PLN WIBOR (pays semi-annually)	2.19% (pays annually)	10/8/26	536,535	—	536,535

PLN	16,600	Pays	6-month PLN WIBOR (pays semi-annually)	2.57% (pays annually)	11/2/26	(22,997)	—	(22,997)

PLN	75,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.84% (pays annually)	1/10/28	600,148	—	600,148

PLN	78,000	Receives	6-month PLN WIBOR (pays semi-annually)	0.93% (pays annually)	5/8/30	2,630,679	—	2,630,679

PLN	40,200	Receives	6-month PLN WIBOR (pays semi-annually)	2.02% (pays annually)	5/26/31	551,970	—	551,970

PLN	26,700	Pays	6-month PLN WIBOR (pays semi-annually)	1.74% (pays annually)	7/2/31	(546,464)	—	(546,464)

THB	175,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.29% (pays semi-annually)	11/25/24	54,103	—	54,103

THB	483,000	Receives	6-month THB Fixing Rate (pays semi-annually)	1.02% (pays semi-annually)	3/17/25	45,557	—	45,557

THB	291,000	Pays	6-month THB Fixing Rate (pays semi-annually)	0.90% (pays semi-annually)	2/23/26	(129,953)	—	(129,953)

THB	449,000	Pays	6-month THB Fixing Rate (pays semi-annually)	0.98% (pays semi-annually)	5/5/26	(148,481)	219	(148,262)

THB	550,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.03% (pays semi-annually)	6/8/26	(167,712)	—	(167,712)

41	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

THB	370,000	Pays	6-month THB Fixing Rate (pays semi-annually)	0.98% (pays semi-annually)	6/21/26	$(145,197)	$—	$(145,197)

THB	259,801	Receives	6-month THB Fixing Rate (pays semi-annually)	0.97% (pays semi-annually)	9/21/26	136,970	—	136,970

THB	343,199	Receives	6-month THB Fixing Rate (pays semi-annually)	1.01% (pays semi-annually)	9/21/26	159,794	—	159,794

THB	398,453	Receives	6-month THB Fixing Rate (pays semi-annually)	1.19% (pays semi-annually)	2/23/28	221,795	—	221,795

THB	398,453	Receives	6-month THB Fixing Rate (pays semi-annually)	1.19% (pays semi-annually)	2/23/28	221,795	—	221,795

THB	224,967	Receives	6-month THB Fixing Rate (pays semi-annually)	1.32% (pays semi-annually)	2/25/28	73,346	—	73,346

THB	199,227	Receives	6-month THB Fixing Rate (pays semi-annually)	1.34% (pays semi-annually)	2/25/28	57,435	—	57,435

THB	292,200	Pays	6-month THB Fixing Rate (pays semi-annually)	1.72% (pays semi-annually)	10/29/31	(34,139)	—	(34,139)

USD	21,400	Receives	3-month USD-LIBOR (pays quarterly)	0.93% (pays semi-annually)	1/6/31	1,074,875	—	1,074,875

ZAR	55,027	Pays	3-month ZAR JIBAR (pays quarterly)	6.64% (pays quarterly)	2/14/25	62,564	—	62,564

ZAR	256,793	Pays	3-month ZAR JIBAR (pays quarterly)	6.65% (pays quarterly)	2/14/25	294,662	—	294,662

ZAR	244,000	Receives	3-month ZAR JIBAR (pays quarterly)	7.04% (pays quarterly)	3/12/25	(437,871)	—	(437,871)

ZAR	65,700	Receives	3-month ZAR JIBAR (pays quarterly)	6.91% (pays quarterly)	3/13/25	(98,924)	—	(98,924)

ZAR	43,340	Pays	3-month ZAR JIBAR (pays quarterly)	5.40% (pays quarterly)	6/11/25	(84,058)	—	(84,058)

ZAR	50,000	Pays	3-month ZAR JIBAR (pays quarterly)	4.97% (pays quarterly)	8/24/25	(159,058)	90	(158,968)

ZAR	192,000	Pays	3-month ZAR JIBAR (pays quarterly)	5.56% (pays quarterly)	2/19/26	(468,981)	589	(468,392)

ZAR	68,770	Pays	3-month ZAR JIBAR (pays quarterly)	8.79% (pays quarterly)	3/18/26	394,980	—	394,980

ZAR	207,000	Pays	3-month ZAR JIBAR (pays quarterly)	5.96% (pays quarterly)	5/20/26	(346,193)	847	(345,346)

ZAR	132,000	Receives	3-month ZAR JIBAR (pays quarterly)	6.64% (pays quarterly)	10/18/26	66,286	(722)	65,564

ZAR	183,386	Receives	3-month ZAR JIBAR (pays quarterly)	6.38% (pays quarterly)	12/15/26	308,626	—	308,626

Total						$(11,767,639)	$(294,561)	$(12,062,200)

42	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	BRL	12,953	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	13.10% (pays upon termination)	1/2/23	$1,734,485

Bank of America, N.A.	MYR	36,600	Pays	3-month MYR KLIBOR (pays quarterly)	2.50% (pays quarterly)	7/19/26	(211,740)

Bank of America, N.A.	RUB	606,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.20% (pays annually)	8/6/25	(1,066,875)

Bank of America, N.A.	THB	400,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.91% (pays semi-annually)	11/2/22	267,651

Bank of America, N.A.	THB	230,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.90% (pays semi-annually)	12/8/22	150,429

BNP Paribas	MYR	33,200	Pays	3-month MYR KLIBOR (pays quarterly)	2.52% (pays quarterly)	7/16/26	(187,244)

BNP Paribas	MYR	33,300	Pays	3-month MYR KLIBOR (pays quarterly)	2.52% (pays quarterly)	7/16/26	(187,808)

Citibank, N.A.	MYR	5,500	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	8/1/23	37,686

Citibank, N.A.	MYR	40,000	Pays	3-month MYR KLIBOR (pays quarterly)	3.37% (pays quarterly)	5/29/24	177,062

Citibank, N.A.	MYR	64,400	Receives	3-month MYR KLIBOR (pays quarterly)	2.93% (pays quarterly)	10/12/26	91,128

Citibank, N.A.	RUB	768,000	Receives	3-month Moscow Prime Offered Rate (pays quarterly)	8.65% (pays annually)	3/13/25	(311,865)

Citibank, N.A.	THB	490,000	Pays	6-month THB Fixing Rate (pays semi-annually)	2.03% (pays semi-annually)	4/24/22	105,455

Citibank, N.A.	THB	260,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.79% (pays semi-annually)	8/10/22	102,682

Citibank, N.A.	THB	330,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.87% (pays semi-annually)	3/27/23	190,726

Citibank, N.A.	THB	250,000	Pays	6-month THB Fixing Rate (pays semi-annually)	2.22% (pays semi-annually)	10/25/23	209,343

Citibank, N.A.	THB	87,340	Pays	6-month THB Fixing Rate (pays semi-annually)	1.96% (pays semi-annually)	3/18/24	68,566

Credit Suisse International	RUB	51,950	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.85% (pays annually)	5/23/22	9,499

Credit Suisse International	RUB	275,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.85% (pays annually)	11/1/22	156,622

Deutsche Bank AG	BRL	1,970	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	12.98% (pays upon termination)	1/2/23	256,089

Deutsche Bank AG	THB	324,320	Pays	6-month THB Fixing Rate (pays semi-annually)	2.13% (pays semi-annually)	11/19/23	331,716

Goldman Sachs International	MYR	26,400	Pays	3-month MYR KLIBOR (pays quarterly)	2.52% (pays quarterly)	7/16/26	(147,452)

43	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Goldman Sachs International	MYR	8,000	Pays	3-month MYR KLIBOR (pays quarterly)	2.50% (pays quarterly)	7/19/26	$(47,068)

Goldman Sachs International	RUB	252,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.27% (pays annually)	6/17/25	(370,940)

Goldman Sachs International	RUB	430,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.14% (pays annually)	7/24/25	(656,095)

Goldman Sachs International	RUB	320,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.50% (pays annually)	8/25/25	(516,073)

Goldman Sachs International	RUB	1,700,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.64% (pays annually)	12/21/25	(1,758,960)

Goldman Sachs International	RUB	400,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	6.53% (pays annually)	3/12/26	(307,150)

Goldman Sachs International	RUB	1,174,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.17% (pays annually)	5/5/26	(783,183)

JPMorgan Chase Bank, N.A.	MYR	11,300	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	8/1/23	77,428

JPMorgan Chase Bank, N.A.	MYR	5,810	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	8/14/23	39,312

JPMorgan Chase Bank, N.A.	MYR	5,815	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	8/14/23	39,346

JPMorgan Chase Bank, N.A.	MYR	11,600	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	9/5/23	84,776

JPMorgan Chase Bank, N.A.	RUB	802,200	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.55% (pays annually)	12/3/25	(875,007)

JPMorgan Chase Bank, N.A.	RUB	775,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	6.27% (pays annually)	2/24/26	(723,431)

JPMorgan Chase Bank, N.A.	RUB	1,000,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.27% (pays annually)	6/4/26	(610,094)

JPMorgan Chase Bank, N.A.	RUB	492,000	Receives	3-month Moscow Prime Offered Rate (pays quarterly)	8.73% (pays annually)	12/15/26	50,008

Nomura International PLC	BRL	2,006	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	12.90% (pays upon termination)	1/2/23	255,010

Nomura International PLC	BRL	4,440	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	12.83% (pays upon termination)	1/2/23	553,934

Standard Chartered Bank	MYR	5,800	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	7/23/23	33,481

Standard Chartered Bank	MYR	5,900	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	9/4/23	42,962

44	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Standard Chartered Bank	MYR	59,200	Pays	3-month MYR KLIBOR (pays quarterly)	2.53% (pays quarterly)	7/16/26	$(324,192)

Standard Chartered Bank	MYR	26,300	Pays	3-month MYR KLIBOR (pays quarterly)	2.49% (pays quarterly)	7/19/26	(156,172)

Standard Chartered Bank	THB	650,000	Pays	6-month THB Fixing Rate (pays semi-annually)	2.15% (pays semi-annually)	8/20/23	550,721

							$(3,625,232)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Turkey	$1,874	1.00% (pays quarterly)(1)	6/20/22	2.84%	$(20,016)	$27,174	$7,158

Total	$1,874				$(20,016)	$27,174	$7,158

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Markit CDX Emerging Markets Index (CDX.EM.31.V2)	$94	1.00% (pays quarterly)(1)	6/20/24	$249	$(1,451)	$(1,202)

Total				$249	$(1,451)	$(1,202)

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Bahamas	Deutsche Bank AG	$1,600	1.00% (pays quarterly)(1)	6/20/22	5.80%	$(46,783)	$18,201	$(28,582)

Total		$1,600				$(46,783)	$18,201	$(28,582)

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2021, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $3,474,000.

45	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

**

The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Cross-Currency Swaps
Counterparty	Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

Citibank, N.A.	1-day Indice Camara Promedio Rate on CLP 731,637,500 (pays semi-annually)*	(0.07)% on CLP equivalent of CLF 25,000 (pays semi-annually)*	2/25/31	$136,782

Goldman Sachs International	9.56% on TRY 16,903,000 (pays annually) plus USD 5,549,245**	3-month USD-LIBOR on USD 5,549,245 (pays quarterly) plus TRY 16,903,000**	7/28/23	(4,031,997)

Goldman Sachs International	9.51% on TRY 43,482,000 (pays annually) plus USD 14,326,853**	3-month USD-LIBOR on USD 14,326,853 (pays quarterly) plus TRY 43,482,000**	7/29/23	(10,430,775)

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 766,128,035 (pays semi-annually)*	(0.24)% on CLP equivalent of CLF 26,270 (pays semi-annually)*	2/11/31	155,209

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 373,122,363 (pays semi-annually)*	(0.32)% on CLP equivalent of CLF 12,775 (pays semi-annually)*	2/17/31	79,683

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 1,463,251,912 (pays semi-annually)*	(0.15)% on CLP equivalent of CLF 50,074 (pays semi-annually)*	2/19/31	285,428

JPMorgan Chase Bank, N.A.	18.56% on TRY 125,287,000 (pays annually) plus USD 17,791,394**	3-month USD-LIBOR on USD 17,791,394 (pays quarterly) plus TRY 125,287,000**	8/7/22	(4,440,538)

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 446,174,069 (pays semi-annually)*	(0.22)% on CLP equivalent of CLF 15,299 (pays semi-annually)*	2/11/31	89,112

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 892,318,975 (pays semi-annually)*	(0.22)% on CLP equivalent of CLF 30,597 (pays semi-annually)*	2/11/31	178,729

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 892,318,975 (pays semi-annually)*	(0.23)% on CLP equivalent of CLF 30,597 (pays semi-annually)*	2/11/31	179,751

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 670,247,514 (pays semi-annually)*	(0.31)% on CLP equivalent of CLF 22,948 (pays semi-annually)*	2/16/31	142,395

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 446,841,412 (pays semi-annually)*	(0.34)% on CLP equivalent of CLF 15,299 (pays semi-annually)*	2/16/31	96,466

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 450,575,388 (pays semi-annually)*	(0.21)% on CLP equivalent of CLF 15,423 (pays semi-annually)*	2/18/31	90,454

46	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Cross-Currency Swaps (continued)
Counterparty	Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 450,687,667 (pays semi-annually)*	(0.16)% on CLP equivalent of CLF 15,423 (pays semi-annually)*	2/19/31	$88,042

				$(17,381,259)

*

At the termination date, the Portfolio will either pay or receive the USD equivalent of the difference between the initial CLP notional amount and the CLP equivalent of the CLF notional amount on such date.

**

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Currency Abbreviations:

BAM	–	Bosnia-Herzegovina Convertible Mark

BRL	–	Brazilian Real

CLF	–	Chilean Unidad de Fomento

CLP	–	Chilean Peso

CNH	–	Yuan Renminbi Offshore

CNY	–	Yuan Renminbi

COP	–	Colombian Peso

CRC	–	Costa Rican Colon

CZK	–	Czech Koruna

DOP	–	Dominican Peso

EGP	–	Egyptian Pound

EUR	–	Euro

GEL	–	Georgian Lari

HUF	–	Hungarian Forint

IDR	–	Indonesian Rupiah

KES	–	Kenyan Shilling

KRW	–	South Korean Won

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

PEN	–	Peruvian Sol

PHP	–	Philippine Peso

PLN	–	Polish Zloty

RON	–	Romanian Leu

RSD	–	Serbian Dinar

RUB	–	Russian Ruble

THB	–	Thai Baht

TRY	–	New Turkish Lira

UAH	–	Ukrainian Hryvnia

UGX	–	Ugandan Shilling

USD	–	United States Dollar

UYU	–	Uruguayan Peso

UZS	–	Uzbekistani Som

ZAR	–	South African Rand

ZMW	–	Zambian Kwacha

47	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value (identified cost, $1,547,236,564)	$1,489,146,629

Affiliated investment, at value (identified cost, $7,541,545)	7,541,545

Deposits for derivatives collateral —

Centrally cleared derivatives	47,073,586

OTC derivatives	1,220,000

Foreign currency, at value (identified cost, $24,891,781)	24,882,712

Interest receivable	27,039,446

Dividends receivable from affiliated investment	2,169

Receivable for variation margin on open financial futures contracts	35,758

Receivable for open forward foreign currency exchange contracts	9,932,973

Receivable for open swap contracts	7,138,168

Receivable for open non-deliverable bond forward contracts	33,995

Total assets	$1,614,046,981

Liabilities

Cash collateral due to brokers	$1,220,000

Payable for investments purchased	2,188,151

Payable for variation margin on open centrally cleared derivatives	3,856,705

Payable for open forward foreign currency exchange contracts	10,842,777

Payable for open swap contracts	28,173,241

Upfront receipts on open non-centrally cleared swap contracts	18,201

Payable for open non-deliverable bond forward contracts	1,661,187

Payable for closed non-deliverable bond forward contracts	587,473

Due to custodian	5,097

Payable to affiliates:

Investment adviser fee	876,290

Trustees’ fees	7,228

Interest payable on securities sold short	15,542

Accrued foreign capital gains taxes	1,580,335

Accrued expenses	1,393,766

Total liabilities	$52,425,993

Net Assets applicable to investors’ interest in Portfolio	$1,561,620,988

48	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest (net of foreign taxes, $4,680,369)	$94,964,006

Dividends from affiliated investment	153,102

Total investment income	$95,117,108

Expenses

Investment adviser fee	$10,631,041

Trustees’ fees and expenses	82,630

Custodian fee	1,382,078

Legal and accounting services	146,638

Interest expense on securities sold short	91,284

Miscellaneous	76,547

Total expenses	$12,410,218

Net investment income	$82,706,890

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $506,930)	$(5,202,708)

Investment transactions — affiliated investment	(2,366)

Securities sold short	111,208

Financial futures contracts	478,439

Swap contracts	25,209,252

Foreign currency transactions	(664,361)

Forward foreign currency exchange contracts	12,277,025

Non-deliverable bond forward contracts	(17,513,892)

Net realized gain	$14,692,597

Change in unrealized appreciation (depreciation) —

Investments (including net decrease in accrued foreign capital gains taxes of $36,601)	$(33,474,327)

Financial futures contracts	428,841

Swap contracts	(75,852,835)

Foreign currency	253,237

Forward foreign currency exchange contracts	7,113,033

Non-deliverable bond forward contracts	(772,571)

Net change in unrealized appreciation (depreciation)	$(102,304,622)

Net realized and unrealized loss	$(87,612,025)

Net decrease in net assets from operations	$(4,905,135)

49	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$82,706,890	$73,431,867

Net realized gain (loss)	14,692,597	(44,007,893)

Net change in unrealized appreciation (depreciation)	(102,304,622)	(50,203,391)

Net decrease in net assets from operations	$(4,905,135)	$(20,779,417)

Capital transactions —

Contributions	$713,025,206	$394,900,465

Withdrawals	(400,434,173)	(358,676,352)

Net increase in net assets from capital transactions	$312,591,033	$36,224,113

Net increase in net assets	$307,685,898	$15,444,696

Net Assets

At beginning of year	$1,253,935,090	$1,238,490,394

At end of year	$1,561,620,988	$1,253,935,090

50	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2021	2020	2019	2018		2017

Ratios (as a percentage of average daily net assets):

Expenses	0.75%	0.79%	0.78%	0.87	%(1)	0.81	%(1)

Net investment income	4.98%	5.79%	7.01%	7.22%		5.90%

Portfolio Turnover	56%	56%	46%	52%		40%

Total Return	1.48%	0.08%	23.15%	(9.33)%		8.23%

Net assets, end of year (000’s omitted)	$1,561,621	$1,253,935	$1,238,490	$783,270		$617,181

(1)

Includes interest expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.02% of average daily net assets for each of the years ended October 31, 2018 and 2017.

51	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Emerging Markets Local Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2021, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance International (Cayman Islands) Emerging Markets Local Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 90.9%, 8.3%, 0.4% and 0.4%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

52

Emerging Markets Local Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation

53

Emerging Markets Local Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

K  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

L  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

M  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

N  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption

54

Emerging Markets Local Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

O  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

P  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any interest, which accrues during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest payable on securities sold short is recorded as an expense.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement with BMR in effect prior to March 1, 2021) the investment adviser fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.650%

$1 billion but less than $2 billion	0.625%

$2 billion but less than $5 billion	0.600%

$5 billion and over	0.575%

For the year ended October 31, 2021, the Portfolio’s investment adviser fee amounted to $10,631,041 or 0.64% of the Portfolio’s average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, aggregated $1,098,795,624 and $616,499,609, respectively, for the year ended October 31, 2021.

55

Emerging Markets Local Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,513,458,750

Gross unrealized appreciation	$23,802,089

Gross unrealized depreciation	(38,523,927)

Net unrealized depreciation	$(14,721,838)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2021 is included in the Portfolio of Investments. At October 31, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $40,695,406. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $44,516,064 at October 31, 2021.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2021.

56

Emerging Markets Local Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2021 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	—	$10,949	$10,949

Not applicable	249 *	$24,730,056 *	28,845,721 *	53,576,026

Receivable for open forward foreign currency exchange contracts	—	9,932,973	—	9,932,973

Receivable/payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	—	—	7,138,168	7,138,168

Receivable for open non-deliverable bond forward contracts	—	—	33,995	33,995

Total Asset Derivatives	$249	$34,663,029	$36,028,833	$70,692,111

Derivatives not subject to master netting or similar agreements	$249	$24,730,056	$28,845,721	$53,576,026

Total Asset Derivatives subject to master netting or similar agreements	$—	$9,932,973	$7,183,112	$17,116,085

Not applicable	$(20,016)*	$(20,880,266)*	$(40,070,814)*	$(60,971,096)

Payable for open forward foreign currency exchange contracts	—	(10,842,777)	—	(10,842,777)

Payable/receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	(46,783)	—	(28,144,659)	(28,191,442)

Payable for open non-deliverable bond forward contracts	—	—	(1,661,187)	(1,661,187)

Total Liability Derivatives	$(66,799)	$(31,723,043)	$(69,876,660)	$(101,666,502)

Derivatives not subject to master netting or similar agreements	$(20,016)	$(20,880,266)	$(40,070,814)	$(60,971,096)

Total Liability Derivatives subject to master netting or similar agreements	$(46,783)	$(10,842,777)	$(29,805,846)	$(40,695,406)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.

57

Emerging Markets Local Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Bank of America, N.A.	$4,815,196	$(4,739,478)	$—	$—	$75,718	$—

Citibank, N.A.	1,716,934	(1,716,934)	—	—	—	—

Credit Suisse International	166,121	—	—	(166,121)	—	240,000

Deutsche Bank AG	587,805	(46,783)	(541,022)	—	—	—

Goldman Sachs International	1,691,926	(1,691,926)	—	—	—	—

HSBC Bank USA, N.A.	256,334	(256,334)	—	—	—	—

ICBC Standard Bank plc	155,597	(23,261)	—	—	132,336	—

JPMorgan Chase Bank, N.A.	2,104,454	(2,104,454)	—	—	—	—

Nomura International PLC	808,944	—	(808,944)	—	—	10,000

Societe Generale	33,411	—	—	—	33,411	—

Standard Chartered Bank	3,823,235	(3,223,261)	—	—	599,974	—

State Street Bank and Trust Company	8,276	(8,276)	—	—	—	—

The Bank of Nova Scotia	864,949	—	—	(864,949)	—	970,000

UBS AG	82,903	(82,903)	—	—	—	—

	$17,116,085	$(13,893,610)	$(1,349,966)	$(1,031,070)	$841,439	$1,220,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(4,739,478)	$4,739,478	$—	$—	$—	$—

BNP Paribas	(835,497)	—	835,497	—	—	—

Citibank, N.A.	(3,524,092)	1,716,934	1,807,158	—	—	—

Credit Agricole Corporate and Investment Bank	(94,129)	—	—	—	(94,129)	—

Deutsche Bank AG	(46,783)	46,783	—	—	—	—

Goldman Sachs International	(20,276,393)	1,691,926	18,584,467	—	—	—

HSBC Bank USA, N.A.	(363,905)	256,334	107,571	—	—	—

ICBC Standard Bank plc	(23,261)	23,261	—	—	—	—

JPMorgan Chase Bank, N.A.	(6,881,997)	2,104,454	4,593,705	—	(183,838)	—

Standard Chartered Bank	(3,223,261)	3,223,261	—	—	—	—

State Street Bank and Trust Company	(29,059)	8,276	—	—	(20,783)	—

UBS AG	(657,551)	82,903	574,648	—	—	—

	$(40,695,406)	$13,893,610	$26,503,046	$—	$(298,750)	$—

Total — Deposits for derivatives collateral — OTC derivatives						$1,220,000

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

58

Emerging Markets Local Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2021 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Investment transactions	$—	$(421,214)	$—	$(421,214)

Financial futures contracts	—	—	478,439	478,439

Swap contracts	488,372	—	24,720,880	25,209,252

Forward foreign currency exchange contracts	—	12,277,025	—	12,277,025

Non-deliverable bond forward contracts	—	—	(17,513,892)	(17,513,892)

Total	$488,372	$11,855,811	$7,685,427	$20,029,610

Change in unrealized appreciation (depreciation) —

Investments	$—	$—	$(912,553)	$(912,553)

Financial futures contracts	—	—	428,841	428,841

Swap contracts	(34,392)	—	(75,818,443)	(75,852,835)

Forward foreign currency exchange contracts	—	7,113,033	—	7,113,033

Non-deliverable bond forward contracts	—	—	(772,571)	(772,571)

Total	$(34,392)	$7,113,033	$(77,074,726)	$(69,996,085)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2021, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Non-deliverable Bond Forward Contracts	Interest Rate Swaptions Purchased	Swap Contracts

$24,549,000	$3,302,315,000	$163,352,000	$31,550,000	$2,321,553,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts outstanding during year ended October 31, 2021, which is indicative of the volume of this derivative type, was approximately $25,912,000.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2021.

59

Emerging Markets Local Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

7  Investments in Affiliated Funds

At October 31, 2021, the value of the Portfolio’s investment in affiliated funds was $7,541,545, which represents 0.5% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$160,245,815	$1,391,386,097	$(1,544,088,001)	$(2,366)	$—	$7,541,545	$153,102	7,541,545

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Corporate Bonds	$—	$23,670,743	$—	$23,670,743

Loan Participation Notes	—	—	39,020,280	39,020,280

Sovereign Government Bonds	—	1,184,503,990	—	1,184,503,990

Short-Term Investments —

Affiliated Fund	—	7,541,545	—	7,541,545

Sovereign Government Securities	—	139,294,274	—	139,294,274

U.S. Treasury Obligations	—	102,646,393	—	102,646,393

Purchased Interest Rate Swaptions	—	10,949	—	10,949

Total Investments	$—	$1,457,667,894	$39,020,280	$1,496,688,174

Forward Foreign Currency Exchange Contracts	$—	$34,663,029	$—	$34,663,029

Non-deliverable Bond Forward Contracts	—	33,995	—	33,995

Futures Contracts	542,546	—	—	542,546

Swap Contracts	—	35,441,592	—	35,441,592

Total	$542,546	$1,527,806,510	$39,020,280	$1,567,369,336

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(31,723,043)	$—	$(31,723,043)

Non-deliverable Bond Forward Contracts	—	(1,661,187)	—	(1,661,187)

Swap Contracts	—	(68,282,272)	—	(68,282,272)

Total	$—	$(101,666,502)	$—	$(101,666,502)

60

Emerging Markets Local Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Loan Participation Notes	Total

Balance as of October 31, 2020	$34,155,753	$34,155,753

Realized gains (losses)	—	—

Change in net unrealized appreciation (depreciation)	(2,333,150)	(2,333,150)

Cost of purchases	7,454,458	7,454,458

Proceeds from sales, including return of capital	—	—

Accrued discount (premium)	(256,781)	(256,781)

Transfers to Level 3	—	—

Transfers from Level 3	—	—

Balance as of October 31, 2021	$39,020,280	$39,020,280

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2021	$(2,333,150)	$(2,333,150)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2021:

Type of Investment	Fair Value as of October 31, 2021	Valuation Technique	Unobservable Input	Input	Impact to Valuation from an Increase to Input*

Loan Participation Notes	$39,020,280	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	3.93%	Decrease

*

Represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

61

Emerging Markets Local Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

62

Emerging Markets Local Income Portfolio

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Emerging Markets Local Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Emerging Markets Local Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

63

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

64

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Emerging Markets Local Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust and Portfolio, and his former position with EVC, which was an affiliate of the Trust and Portfolio prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc.
(e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

65

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm)
(2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm)
(2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance)
(2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution)
(2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

66

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

67

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

68

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

69

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

70

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Emerging Markets Local Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Emerging Markets Local Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3040    10.31.21

Eaton Vance

Floating-Rate Fund

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2021

Eaton Vance

Floating-Rate Fund

Eaton Vance

Floating-Rate Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Amid a global recovery from the pandemic-induced sell-off that had engulfed equity and credit markets, senior loans displayed their value as a portfolio diversifier by outperforming the majority of U.S. fixed-income asset classes — including government debt and investment-grade corporate bonds — during the 12-month period ended October 31, 2021.

As the period opened on November 1, 2020, senior loans were in the midst of a rally that had begun the previous March when central banks around the world stepped in to support capital markets. At that time, the U.S. Federal Reserve (the Fed) had cut its benchmark federal funds rate to 0.00%-0.25%, initiated a significant bond-buying program, and announced other policy measures to help global credit markets.

The loan rally continued through the rest of 2020 and into the new year, as senior loans offered attractive spreads versus other asset classes in a yield-starved environment. In the closing months of 2020, the easing of political uncertainties following the U.S. presidential election, coupled with the emergency approval and rollout of two COVID-19 vaccines, added fuel to the loan rally.

Except for pauses in March and July 2021 when returns were flat, the loan rally continued throughout the period. A massive fiscal stimulus package passed by the U.S. Congress, a still-accommodative set of monetary policies by the Fed, the ongoing rollout of vaccines, the reopening of U.S. businesses, and comparatively low yields in other fixed-income asset classes all provided tailwinds for senior loans during the period.

Technical factors also bolstered loan performance as demand outpaced supply for most of the period. Contributing factors included an increase in institutional demand for structured loan products and a return to net monthly inflows for retail funds in December 2020, for the first time since the previous January. Retail funds continued to experience monthly net inflows from the beginning of 2021 through period-end.

Issuer fundamentals improved as well, with rating upgrades outpacing rating downgrades during the period. The trailing 12-month default rate plummeted from 4.11% at the beginning of the period to 0.20% at period-end, well below the market’s 3.20% long-term average. Reflecting the improved economic environment, the average loan price rose from $93.17 at the start of the period to $98.55 at period-end.

For the period as a whole, lower quality loans outperformed higher quality issues, with BBB, BB, B, CCC and D rated (defaulted) loans in the S&P/LSTA Leveraged Loan Index (the Index), a broad measure of the asset class, returning 4.29%, 5.52%, 8.33%, 21.83%, and 5.80%, respectively, and the Index overall returning 8.47% during the one-year period.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Floating-Rate Fund (the Fund) returned 7.27% for Class A shares at net asset value (NAV), underperforming its benchmark, the Index, which returned 8.47%.

The Index is unmanaged, and returns do not reflect any applicable sales charges, commissions, or expenses.

The Fund has historically tended to maintain underweight exposures relative to the Index to lower credit-quality segments of the market, namely the CCC and D (defaulted) rating tiers within the Index. This strategy may help the Fund experience limited credit losses over the long run, but it may detract from relative performance versus the Index in times when lower quality loans perform well. This underweight exposure to lower quality loans, which tend to have higher coupon yields, may also result in a lower average coupon yield for the Fund relative to the Index. During the period, the Fund’s underweight position in loans rated CCC and below, which generally outperformed the Index, detracted from Fund performance versus the Index during the period.

Loan selections in the oil and gas and the aerospace and defense industries detracted from returns versus the Index as well. The Fund’s cash allocation also dragged on relative performance during a period when loan prices rose.

In contrast, contributors to Fund performance versus the Index included loan selections within the telecommunications industry; underweight exposure to the weak-performing utilities industry; and the Fund’s allocation to collateralized loan obligations, which are not represented in the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Fund

October 31, 2021

Performance2,3

Portfolio Managers Craig P. Russ, Andrew N. Sveen, CFA, Ralph H. Hinckley, Jr., CFA and Jake T. Lemle, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Advisers Class at NAV	02/07/2001	02/07/2001	7.30%	3.75%	3.87%
Class A at NAV	05/05/2003	02/07/2001	7.27	3.77	3.87
Class A with 2.25% Maximum Sales Charge	—	—	4.88	3.30	3.63
Class C at NAV	02/01/2001	02/01/2001	6.38	2.97	3.09
Class C with 1% Maximum Sales Charge	—	—	5.38	2.97	3.09
Class I at NAV	01/30/2001	01/30/2001	7.56	4.03	4.12
Class R6 at NAV	12/01/2016	01/30/2001	7.61	4.10	4.16

S&P/LSTA Leveraged Loan Index	—	—	8.47%	4.46%	4.64%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class C	Class I	Class R6

	1.08%	1.07%	1.82%	0.82%	0.76%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Advisers Class	$10,000	10/31/2011	$14,618	N.A.
Class C	$10,000	10/31/2011	$13,564	N.A.
Class I	$250,000	10/31/2011	$374,650	N.A.
Class R6	$1,000,000	10/31/2011	$1,504,122	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Fund

October 31, 2021

Fund Profile5

Top 10 Issuers (% of total investments)6

Numericable Group S.A.	1.3%

Virgin Media SFA Finance Limited	0.9

Carnival Corporation	0.8

Ziggo B.V.	0.8

TransDigm, Inc.	0.8

Ultimate Software Group, Inc. (The)	0.8

Banff Merger Sub, Inc.	0.8

Magenta Buyer, LLC	0.8

Hyland Software, Inc.	0.7

Uber Technologies, Inc.	0.7

Total	8.4%

Credit Quality (% of bonds, loans and asset-backed securities)7

Top 10 Sectors (% of total investments)6

Electronics/Electrical	17.1%

Health Care	8.9

Business Equipment and Services	6.9

Chemicals and Plastics	4.3

Industrial Equipment	4.2

Leisure Goods/Activities/Movies	4.2

Building and Development	4.0

Cable and Satellite Television	3.8

Drugs	3.6

Automotive	3.3

Total	60.3%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.
[7]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Fund

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period* (5/1/21 – 10/31/21)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,019.60	$5.19	1.02%
Class A	$1,000.00	$1,019.50	$5.19	1.02%
Class C	$1,000.00	$1,015.80	$8.99	1.77%
Class I	$1,000.00	$1,020.90	$3.92	0.77%
Class R6	$1,000.00	$1,021.10	$3.67	0.72%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,020.06	$5.19	1.02%
Class A	$1,000.00	$1,020.06	$5.19	1.02%
Class C	$1,000.00	$1,016.28	$9.00	1.77%
Class I	$1,000.00	$1,021.32	$3.92	0.77%
Class R6	$1,000.00	$1,021.58	$3.67	0.72%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Floating-Rate Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost, $7,795,014,516)	$7,754,923,479

Receivable for Fund shares sold	19,660,352

Total assets	$7,774,583,831

Liabilities

Payable for Fund shares redeemed	$16,564,861

Distributions payable	4,843,572

Payable to affiliates:

Administration fee	969,265

Distribution and service fees	299,589

Trustees’ fees	42

Accrued expenses	878,669

Total liabilities	$23,555,998

Net Assets	$7,751,027,833

Sources of Net Assets

Paid-in capital	$8,368,650,295

Accumulated loss	(617,622,462)

Total	$7,751,027,833

Advisers Class Shares

Net Assets	$157,767,961

Shares Outstanding	17,903,473

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.81

Class A Shares

Net Assets	$751,135,591

Shares Outstanding	82,376,706

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.12

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$9.33

Class C Shares

Net Assets	$135,213,087

Shares Outstanding	15,359,998

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.80

Class I Shares

Net Assets	$5,988,269,565

Shares Outstanding	679,063,779

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.82

Class R6 Shares

Net Assets	$718,641,629

Shares Outstanding	81,421,582

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.83

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest and other income allocated from Portfolio	$253,668,485

Dividends allocated from Portfolio (net of foreign taxes, $148,189)	4,598,460

Expenses allocated from Portfolio	(35,368,692)

Total investment income from Portfolio	$222,898,253

Expenses

Administration fee	$9,490,930

Distribution and service fees

Advisers Class	249,344

Class A	1,808,421

Class C	1,515,371

Trustees’ fees and expenses	500

Custodian fee	61,980

Transfer and dividend disbursing agent fees	3,389,252

Legal and accounting services	108,956

Printing and postage	187,478

Registration fees	612,145

Miscellaneous	46,976

Total expenses	$17,471,353

Net investment income	$205,426,900

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$(7,195,563)

Foreign currency transactions	3,204,085

Forward foreign currency exchange contracts	11,925,312

Net realized gain	$7,933,834

Change in unrealized appreciation (depreciation) —

Investments	$193,990,629

Foreign currency	606,975

Forward foreign currency exchange contracts	2,026,972

Net change in unrealized appreciation (depreciation)	$196,624,576

Net realized and unrealized gain	$204,558,410

Net increase in net assets from operations	$409,985,310

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$205,426,900	$217,840,820

Net realized gain (loss)	7,933,834	(284,244,363)

Net change in unrealized appreciation (depreciation)	196,624,576	34,762,016

Net increase (decrease) in net assets from operations	$409,985,310	$(31,641,527)

Distributions to shareholders —

Advisers Class	$(3,098,199)	$(9,640,250)

Class A	(22,475,238)	(26,688,903)

Class C	(3,595,437)	(8,126,218)

Class I	(160,896,994)	(168,494,523)

Class R6	(18,056,729)	(16,155,737)

Total distributions to shareholders	$(208,122,597)	$(229,105,631)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Advisers Class	$87,888,506	$71,619,058

Class A	203,151,022	153,050,587

Class C	28,102,130	23,464,055

Class I	3,438,504,240	1,445,830,170

Class R6	430,180,059	233,864,790

Net asset value of shares issued to shareholders in payment of distributions declared

Advisers Class	3,040,979	9,531,611

Class A	18,433,463	22,750,821

Class C	3,108,113	6,600,031

Class I	123,716,751	128,680,351

Class R6	11,666,525	12,483,647

Cost of shares redeemed

Advisers Class	(31,210,125)	(334,055,318)

Class A	(210,550,797)	(300,856,089)

Class C	(36,559,294)	(135,626,037)

Class I	(1,288,262,206)	(2,799,840,562)

Class R6	(126,637,158)	(248,703,122)

Net asset value of shares converted

Class A	55,324,336	20,886,699

Class C	(55,324,336)	(20,886,699)

Net increase (decrease) in net assets from Fund share transactions	$2,654,572,208	$(1,711,206,007)

Net increase (decrease) in net assets	$2,856,434,921	$(1,971,953,165)

Net Assets

At beginning of year	$4,894,592,912	$6,866,546,077

At end of year	$7,751,027,833	$4,894,592,912

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2021

Financial Highlights

	Advisers Class

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$8.470	$8.740	$9.050	$9.010	$8.870

Income (Loss) From Operations

Net investment income(1)	$0.268	$0.321	$0.411	$0.357	$0.323

Net realized and unrealized gain (loss)	0.345	(0.267)	(0.310)	0.036	0.140

Total income from operations	$0.613	$0.054	$0.101	$0.393	$0.463

Less Distributions

From net investment income	$(0.273)	$(0.324)	$(0.411)	$(0.353)	$(0.323)

Total distributions	$(0.273)	$(0.324)	$(0.411)	$(0.353)	$(0.323)

Net asset value — End of year	$8.810	$8.470	$8.740	$9.050	$9.010

Total Return(2)	7.30%	0.70%	1.16%	4.44%	5.30%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$157,768	$94,411	$364,983	$556,125	$314,611

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.03%	1.08%	1.03%	1.02%	1.04%

Net investment income	3.05%	3.78%	4.63%	3.95%	3.60%

Portfolio Turnover of the Portfolio	26%	28%	16%	30%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2021

Financial Highlights — continued

	Class A

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$8.770	$9.050	$9.360	$9.310	$9.170

Income (Loss) From Operations

Net investment income(1)	$0.278	$0.322	$0.425	$0.365	$0.334

Net realized and unrealized gain (loss)	0.354	(0.268)	(0.310)	0.050	0.141

Total income from operations	$0.632	$0.054	$0.115	$0.415	$0.475

Less Distributions

From net investment income	$(0.282)	$(0.334)	$(0.425)	$(0.365)	$(0.335)

Total distributions	$(0.282)	$(0.334)	$(0.425)	$(0.365)	$(0.335)

Net asset value — End of year	$9.120	$8.770	$9.050	$9.360	$9.310

Total Return(2)	7.27%	0.79%	1.17%	4.42%	5.36%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$751,136	$658,206	$788,125	$984,812	$1,023,559

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.03%	1.07%	1.02%	1.02%	1.04%

Net investment income	3.06%	3.68%	4.63%	3.90%	3.60%

Portfolio Turnover of the Portfolio	26%	28%	16%	30%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2021

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$8.470	$8.730	$9.040	$8.990	$8.860

Income (Loss) From Operations

Net investment income(1)	$0.203	$0.251	$0.343	$0.285	$0.256

Net realized and unrealized gain (loss)	0.334	(0.251)	(0.308)	0.050	0.130

Total income from operations	$0.537	$—	$0.035	$0.335	$0.386

Less Distributions

From net investment income	$(0.207)	$(0.260)	$(0.345)	$(0.285)	$(0.256)

Total distributions	$(0.207)	$(0.260)	$(0.345)	$(0.285)	$(0.256)

Net asset value — End of year	$8.800	$8.470	$8.730	$9.040	$8.990

Total Return(2)	6.38%	0.06%	0.40%	3.66%	4.51%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$135,213	$189,138	$328,577	$585,693	$624,015

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.79%	1.82%	1.78%	1.77%	1.79%

Net investment income	2.32%	2.97%	3.86%	3.15%	2.85%

Portfolio Turnover of the Portfolio	26%	28%	16%	30%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2021

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$8.480	$8.750	$9.060	$9.010	$8.880

Income (Loss) From Operations

Net investment income(1)	$0.289	$0.335	$0.433	$0.377	$0.346

Net realized and unrealized gain (loss)	0.346	(0.260)	(0.309)	0.049	0.130

Total income from operations	$0.635	$0.075	$0.124	$0.426	$0.476

Less Distributions

From net investment income	$(0.295)	$(0.345)	$(0.434)	$(0.376)	$(0.346)

Total distributions	$(0.295)	$(0.345)	$(0.434)	$(0.376)	$(0.346)

Net asset value — End of year	$8.820	$8.480	$8.750	$9.060	$9.010

Total Return(2)	7.56%	0.95%	1.41%	4.81%	5.56%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$5,988,270	$3,565,898	$4,985,629	$7,450,507	$6,123,148

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.78%	0.82%	0.77%	0.77%	0.79%

Net investment income	3.29%	3.95%	4.88%	4.17%	3.85%

Portfolio Turnover of the Portfolio	26%	28%	16%	30%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2021

Financial Highlights — continued

	Class R6

	Year Ended October 31,				Period Ended October 31, 2017(1)
	2021	2020	2019	2018

Net asset value — Beginning of period	$8.490	$8.760	$9.060	$9.020	$8.870

Income (Loss) From Operations

Net investment income	$0.293 (2)	$0.335 (2)	$0.437 (2)	$0.382 (2)	$0.323

Net realized and unrealized gain (loss)	0.347	(0.254)	(0.299)	0.039	0.150

Total income from operations	$0.640	$0.081	$0.138	$0.421	$0.473

Less Distributions

From net investment income	$(0.300)	$(0.351)	$(0.438)	$(0.381)	$(0.323)

Total distributions	$(0.300)	$(0.351)	$(0.438)	$(0.381)	$(0.323)

Net asset value — End of period	$8.830	$8.490	$8.760	$9.060	$9.020

Total Return(3)	7.61%	1.01%	1.57%	4.75%	5.39	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$718,642	$386,940	$399,233	$251,945	$162,093

Ratios (as a percentage of average daily net assets):(5)

Expenses	0.73%	0.76%	0.72%	0.72%	0.73	%(6)

Net investment income	3.34%	3.97%	4.92%	4.22%	3.87	%(6)

Portfolio Turnover of the Portfolio	26%	28%	16%	30%	42	%(7)

(1)	For the period from the commencement of operations, December 1, 2016, to October 31, 2017.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	For the Portfolio’s year ended October 31, 2017.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Advisers Class, Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Eaton Vance Floating Rate Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (86.3% at October 31, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As

15

Eaton Vance

Floating-Rate Fund

October 31, 2021

Notes to Financial Statements — continued

required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$208,122,597	$229,105,631

During the year ended October 31, 2021, accumulated loss was increased by $1,974,024 and paid-in capital was increased by $1,974,024 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$8,000,964

Deferred capital losses	(450,296,196)

Net unrealized depreciation	(170,483,658)

Distributions payable	(4,843,572)

Accumulated loss	$(617,622,462)

At October 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $450,296,196 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2021, $42,451,708 are short-term and $407,844,488 are long-term.

3  Investment Advisor Fee and Other Transactions with Affiliates

Effective March 1, 2021, the Fund entered into an investment advisory agreement with Eaton Vance Management (EVM). Pursuant to the agreement, the Fund pays an investment adviser fee on its average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee, at a per annum rate as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.5750%

$1 billion but less than $2 billion	0.5250%

$2 billion but less than $5 billion	0.4900%

$5 billion but less than $10 billion	0.4600%

$10 billion but less than $15 billion	0.4350%

$15 billion but less than $20 billion	0.4150%

$20 billion but less than $25 billion	0.4000%

$25 billion and over	0.3900%

For the year ended October 31, 2021, the Fund incurred no investment adviser fee. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For year ended October 31, 2021, the administration fee amounted to $9,490,930. EVM provides sub-transfer agency and

16

Eaton Vance

Floating-Rate Fund

October 31, 2021

Notes to Financial Statements — continued

related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2021, EVM earned $168,550 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $16,484 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2021. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares from March 1, 2021 through October 31, 2021 in the amount of $10,032. EVD also received distribution and service fees from Advisers Class, Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2021 amounted to $249,344 for Advisers Class shares and $1,808,421 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2021, the Fund paid or accrued to EVD $1,136,506 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2021 amounted to $378,865 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2021, the Fund was informed that EVD received approximately $28,000 and $7,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,650,179,878 and $232,024,260, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2021	2020

Sales	9,979,684	8,301,582

Issued to shareholders electing to receive payments of distributions in Fund shares	346,535	1,123,121

Redemptions	(3,564,017)	(40,023,937)

Net increase (decrease)	6,762,202	(30,599,234)

17

Eaton Vance

Floating-Rate Fund

October 31, 2021

Notes to Financial Statements — continued

	Year Ended October 31,
Class A	2021	2020

Sales	22,339,702	17,547,572

Issued to shareholders electing to receive payments of distributions in Fund shares	2,029,735	2,599,762

Redemptions	(23,202,459)	(34,638,201)

Converted from Class C shares	6,144,393	2,431,504

Net increase (decrease)	7,311,371	(12,059,363)

	Year Ended October 31,
Class C	2021	2020

Sales	3,205,694	2,741,836

Issued to shareholders electing to receive payments of distributions in Fund shares	354,835	779,855

Redemptions	(4,177,332)	(16,280,075)

Converted to Class A shares	(6,365,343)	(2,518,649)

Net decrease	(6,982,146)	(15,277,033)

	Year Ended October 31,
Class I	2021	2020

Sales	391,306,422	173,468,948

Issued to shareholders electing to receive payments of distributions in Fund shares	14,079,304	15,193,108

Redemptions	(146,819,929)	(337,897,632)

Net increase (decrease)	258,565,797	(149,235,576)

	Year Ended October 31,
Class R6	2021	2020

Sales	48,919,110	28,752,771

Issued to shareholders electing to receive payments of distributions in Fund shares	1,326,586	1,473,347

Redemptions	(14,412,574)	(30,221,951)

Net increase	35,833,122	4,167

8  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

18

Eaton Vance

Floating-Rate Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 16, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

19

Eaton Vance

Floating-Rate Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2021, the Fund designates approximately $2,684,715, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

163(j) Interest Dividends.  For the fiscal year ended October 31, 2021, the Fund designates 98.27% of distributions from net investment income as a 163(j) interest dividend.

20

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments

Asset-Backed Securities — 3.0%
Security	Principal Amount (000’s omitted)	Value

Alinea CLO, Ltd.:

Series 2018-1A, Class D, 3.232%, (3 mo. USD LIBOR + 3.10%), 7/20/31(1)(2)	$2,500	$2,502,902

Series 2018-1A, Class E, 6.132%, (3 mo. USD LIBOR + 6.00%), 7/20/31(1)(2)	3,000	2,957,943

AMMC CLO 15, Ltd., Series 2014-15A, Class ERR, 7.034%, (3 mo. USD LIBOR + 6.91%), 1/15/32(1)(2)	5,000	4,919,880

AMMC CLO XII, Ltd., Series 2013-12A, Class ER, 6.308%, (3 mo. USD LIBOR + 6.18%), 11/10/30(1)(2)	3,525	3,316,200

Apidos CLO XX, Series 2015-20A, Class DR, 5.822%, (3 mo. USD LIBOR + 5.70%), 7/16/31(1)(2)	2,375	2,260,639

Ares XLIX CLO, Ltd.:

Series 2018-49A, Class D, 3.128%, (3 mo. USD LIBOR + 3.00%), 7/22/30(1)(2)	2,500	2,502,680

Series 2018-49A, Class E, 5.828%, (3 mo. USD LIBOR + 5.70%), 7/22/30(1)(2)	3,500	3,420,151

Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class C, 3.025%, (3 mo. USD LIBOR + 2.90%), 5/15/30(1)(2)	5,000	4,946,435

Ares XXXVR CLO, Ltd., Series 2015-35RA, Class E, 5.824%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	4,000	3,915,536

Babson CLO, Ltd.:

Series 2015-1A, Class DR, 2.732%, (3 mo. USD LIBOR + 2.60%), 1/20/31(1)(2)	2,500	2,453,373

Series 2018-1A, Class C, 2.724%, (3 mo. USD LIBOR + 2.60%), 4/15/31(1)(2)	3,500	3,415,384

Bain Capital Credit CLO, Ltd.:

Series 2018-1A, Class D, 2.824%, (3 mo. USD LIBOR + 2.70%), 4/23/31(1)(2)	5,000	4,825,010

Series 2018-1A, Class E, 5.474%, (3 mo. USD LIBOR + 5.35%), 4/23/31(1)(2)	3,000	2,808,540

Battalion CLO XXII, Ltd., Series 2021-22A, Class E, 7.069%, (3 mo. USD LIBOR + 6.95%), 1/20/35(1)(2)	1,750	1,751,223

Benefit Street Partners CLO V-B, Ltd.:

Series 2018-5BA, Class C, 3.062%, (3 mo. USD LIBOR + 2.93%), 4/20/31(1)(2)	5,000	4,845,655

Series 2018-5BA, Class D, 6.082%, (3 mo. USD LIBOR + 5.95%), 4/20/31(1)(2)	3,500	3,286,510

Benefit Street Partners CLO VIII, Ltd., Series 2015-8A, Class DR, 5.732%, (3 mo. USD LIBOR + 5.60%), 1/20/31(1)(2)	5,401	4,990,297

Benefit Street Partners CLO XIV, Ltd., Series 2018-14A, Class D, 2.732%, (3 mo. USD LIBOR + 2.60%), 4/20/31(1)(2)	1,500	1,452,090

Security	Principal Amount (000’s omitted)	Value

Benefit Street Partners CLO XVI, Ltd., Series 2018-16A, Class E, 6.822%, (3 mo. USD LIBOR + 6.70%), 1/17/32(1)(2)	$2,250	$2,243,408

Benefit Street Partners CLO XVII, Ltd., Series 2019-17A, Class ER, 6.474%, (3 mo. USD LIBOR + 6.35%), 7/15/32(1)(2)	1,750	1,751,967

Betony CLO 2, Ltd.:

Series 2018-1A, Class C, 3.029%, (3 mo. USD LIBOR + 2.90%), 4/30/31(1)(2)	2,500	2,480,498

Series 2018-1A, Class D, 5.779%, (3 mo. USD LIBOR + 5.65%), 4/30/31(1)(2)	4,450	4,217,585

BlueMountain CLO XXIV, Ltd., Series 2019-24A, Class ER, 6.972%, (3 mo. USD LIBOR + 6.84%), 4/20/34(1)(2)	1,000	992,300

BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class ER, 7.254%, (3 mo. USD LIBOR + 7.13%), 10/20/34(1)(2)	3,000	2,987,100

BlueMountain CLO, Ltd.:

Series 2016-3A, Class DR, 3.225%, (3 mo. USD LIBOR + 3.10%), 11/15/30(1)(2)	1,500	1,458,360

Series 2016-3A, Class ER, 6.075%, (3 mo. USD LIBOR + 5.95%), 11/15/30(1)(2)	1,500	1,406,144

Series 2018-1A, Class D, 3.179%, (3 mo. USD LIBOR + 3.05%), 7/30/30(1)(2)	2,500	2,414,988

Series 2018-1A, Class E, 6.079%, (3 mo. USD LIBOR + 5.95%), 7/30/30(1)(2)	2,000	1,914,980

Series 2021-33A, Class E, (3 mo. USD LIBOR + 6.83%), 11/20/34(1)(3)	2,500	2,501,250

Canyon Capital CLO, Ltd.:

Series 2012-1RA, Class E, 5.824%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	4,875	4,602,741

Series 2016-1A, Class ER, 5.874%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	4,000	3,835,764

Series 2016-2A, Class ER, 6.124%, (3 mo. USD LIBOR + 6.00%), 10/15/31(1)(2)	4,500	4,269,618

Series 2017-1A, Class E, 6.374%, (3 mo. USD LIBOR + 6.25%), 7/15/30(1)(2)	3,250	3,181,353

Series 2018-1A, Class D, 3.024%, (3 mo. USD LIBOR + 2.90%), 7/15/31(1)(2)	3,000	2,975,151

Series 2018-1A, Class E, 5.874%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	2,750	2,643,421

Series 2019-2A, Class ER, (3 mo. USD LIBOR + 6.75%), 10/15/34(1)(4)	1,500	1,500,750

Carlyle C17 CLO, Ltd.:

Series C17A, Class CR, 2.929%, (3 mo. USD LIBOR + 2.80%), 4/30/31(1)(2)	5,000	4,964,870

Series C17A, Class DR, 6.129%, (3 mo. USD LIBOR + 6.00%), 4/30/31(1)(2)	3,500	3,334,604

Carlyle Global Market Strategies CLO, Ltd.:

Series 2012-3A, Class CR2, 3.627%, (3 mo. USD LIBOR + 3.50%), 1/14/32(1)(2)	2,500	2,432,718

21	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Carlyle Global Market Strategies CLO, Ltd.: (continued)

Series 2012-3A, Class DR2, 6.627%, (3 mo. USD LIBOR + 6.50%), 1/14/32(1)(2)	$1,500	$1,383,576

Series 2014-3RA, Class C, 3.085%, (3 mo. USD LIBOR + 2.95%), 7/27/31(1)(2)	1,000	973,529

Series 2014-3RA, Class D, 5.535%, (3 mo. USD LIBOR + 5.40%), 7/27/31(1)(2)	2,150	1,992,270

Series 2014-4RA, Class C, 3.024%, (3 mo. USD LIBOR + 2.90%), 7/15/30(1)(2)	2,000	1,910,870

Series 2014-4RA, Class D, 5.774%, (3 mo. USD LIBOR + 5.65%), 7/15/30(1)(2)	3,500	3,164,682

CarVal CLO IV, Ltd., Series 2021-1A, Class E, 6.738%, (3 mo. USD LIBOR + 6.60%), 7/20/34(1)(2)	1,000	992,010

Dryden CLO, Ltd.:

Series 2018-55A, Class D, 2.974%, (3 mo. USD LIBOR + 2.85%), 4/15/31(1)(2)	1,500	1,488,971

Series 2018-55A, Class E, 5.524%, (3 mo. USD LIBOR + 5.40%), 4/15/31(1)(2)	2,000	1,952,648

Dryden Senior Loan Fund:

Series 2015-41A, Class DR, 2.724%, (3 mo. USD LIBOR + 2.60%), 4/15/31(1)(2)	5,000	4,888,205

Series 2015-41A, Class ER, 5.424%, (3 mo. USD LIBOR + 5.30%), 4/15/31(1)(2)	1,268	1,213,459

Series 2016-42A, Class DR, 3.054%, (3 mo. USD LIBOR + 2.93%), 7/15/30(1)(2)	2,500	2,486,748

Series 2016-42A, Class ER, 5.674%, (3 mo. USD LIBOR + 5.55%), 7/15/30(1)(2)	3,500	3,398,720

Galaxy XV CLO, Ltd., Series 2013-15A, Class ER, 6.769%, (3 mo. USD LIBOR + 6.65%), 10/15/30(1)(2)	2,500	2,470,365

Galaxy XXV CLO, Ltd.:

Series 2018-25A, Class D, 3.224%, (3 mo. USD LIBOR + 3.10%), 10/25/31(1)(2)	2,500	2,500,920

Series 2018-25A, Class E, 6.074%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	3,500	3,425,845

Golub Capital Partners CLO 22B, Ltd., Series 2015-22A, Class ER, 6.132%, (3 mo. USD LIBOR + 6.00%), 1/20/31(1)(2)	2,500	2,365,060

Golub Capital Partners CLO 37B, Ltd.:

Series 2018-37A, Class D, 3.432%, (3 mo. USD LIBOR + 3.30%), 7/20/30(1)(2)	4,000	3,974,996

Series 2018-37A, Class E, 5.882%, (3 mo. USD LIBOR + 5.75%), 7/20/30(1)(2)	4,750	4,332,708

Golub Capital Partners CLO 53B, Ltd., Series 2021-53A, Class E, 6.83%, (3 mo. USD LIBOR + 6.70%), 7/20/34(1)(2)	1,250	1,246,680

Harriman Park CLO, Ltd., Series 2020-1A, Class ER, 6.532%, (3 mo. USD LIBOR + 6.40%), 4/20/34(1)(2)	1,000	1,001,957

Security	Principal Amount (000’s omitted)	Value

ICG US CLO, Ltd.:

Series 2018-2A, Class D, 3.228%, (3 mo. USD LIBOR + 3.10%), 7/22/31(1)(2)	$2,000	$1,947,958

Series 2018-2A, Class E, 5.878%, (3 mo. USD LIBOR + 5.75%), 7/22/31(1)(2)	3,000	2,826,393

Kayne CLO 5, Ltd., Series 2019-5A, Class E, 6.824%, (3 mo. USD LIBOR + 6.70%), 7/24/32(1)(2)	1,750	1,751,915

Madison Park Funding XXV, Ltd., Series 2017-25A, Class D, 6.224%, (3 mo. USD LIBOR + 6.10%), 4/25/29(1)(2)	1,500	1,500,395

Neuberger Berman CLO XXII, Ltd.:

Series 2016-22A, Class DR, 3.222%, (3 mo. USD LIBOR + 3.10%), 10/17/30(1)(2)	2,500	2,503,252

Series 2016-22A, Class ER, 6.182%, (3 mo. USD LIBOR + 6.06%), 10/17/30(1)(2)	3,000	2,985,771

Neuberger Berman Loan Advisers CLO 28, Ltd., Series 2018-28A, Class E, 5.732%, (3 mo. USD LIBOR + 5.60%), 4/20/30(1)(2)	1,950	1,921,210

Neuberger Berman Loan Advisers CLO 30, Ltd.:

Series 2018-30A, Class DR, 2.982%, (3 mo. USD LIBOR + 2.85%), 1/20/31(1)(2)	2,500	2,501,585

Series 2018-30A, Class ER, 6.332%, (3 mo. USD LIBOR + 6.20%), 1/20/31(1)(2)	1,000	999,969

Palmer Square CLO, Ltd.:

Series 2013-2A, Class DRR, 5.972%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	3,000	2,959,554

Series 2015-1A, Class DR4, 6.631%, (3 mo. USD LIBOR + 6.50%), 5/21/34(1)(2)	2,000	2,001,188

Series 2018-1A, Class C, 2.622%, (3 mo. USD LIBOR + 2.50%), 4/18/31(1)(2)	3,000	2,981,874

Series 2018-1A, Class D, 5.272%, (3 mo. USD LIBOR + 5.15%), 4/18/31(1)(2)	2,000	1,945,780

Series 2018-2A, Class D, 5.722%, (3 mo. USD LIBOR + 5.60%), 7/16/31(1)(2)	2,000	1,971,278

Series 2021-2A, Class E, 6.474%, (3 mo. USD LIBOR + 6.35%), 7/15/34(1)(2)	1,000	999,956

Regatta XIII Funding, Ltd.:

Series 2018-2A, Class C, 3.224%, (3 mo. USD LIBOR + 3.10%), 7/15/31(1)(2)	2,500	2,502,727

Series 2018-2A, Class D, 6.074%, (3 mo. USD LIBOR + 5.95%), 7/15/31(1)(2)	5,000	4,782,410

Regatta XIV Funding, Ltd.:

Series 2018-3A, Class D, 3.324%, (3 mo. USD LIBOR + 3.20%), 10/25/31(1)(2)	2,500	2,497,750

Series 2018-3A, Class E, 6.074%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	4,500	4,349,164

Regatta XV Funding, Ltd., Series 2018-4A, Class D, 6.624%, (3 mo. USD LIBOR + 6.50%), 10/25/31(1)(2)	3,875	3,831,189

22	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Southwick Park CLO, LLC, Series 2019-4A, Class E, 6.832%, (3 mo. USD LIBOR + 6.70%), 7/20/32(1)(2)	$1,750	$1,752,182

Upland CLO, Ltd.:

Series 2016-1A, Class CR, 3.032%, (3 mo. USD LIBOR + 2.90%), 4/20/31(1)(2)	4,500	4,453,119

Series 2016-1A, Class DR, 6.032%, (3 mo. USD LIBOR + 5.90%), 4/20/31(1)(2)	4,625	4,439,838

Vibrant CLO IX, Ltd.:

Series 2018-9A, Class C, 3.332%, (3 mo. USD LIBOR + 3.20%), 7/20/31(1)(2)	2,500	2,428,873

Series 2018-9A, Class D, 6.382%, (3 mo. USD LIBOR + 6.25%), 7/20/31(1)(2)	3,500	3,261,678

Vibrant CLO X, Ltd.:

Series 2018-10A, Class C, 3.382%, (3 mo. USD LIBOR + 3.25%), 10/20/31(1)(2)	5,000	4,826,630

Series 2018-10A, Class D, 6.322%, (3 mo. USD LIBOR + 6.19%), 10/20/31(1)(2)	5,000	4,684,590

Voya CLO, Ltd.:

Series 2015-3A, Class CR, 3.282%, (3 mo. USD LIBOR + 3.15%), 10/20/31(1)(2)	2,500	2,420,763

Series 2015-3A, Class DR, 6.332%, (3 mo. USD LIBOR + 6.20%), 10/20/31(1)(2)	5,500	5,190,773

Series 2016-3A, Class CR, 3.372%, (3 mo. USD LIBOR + 3.25%), 10/18/31(1)(2)	2,000	1,949,714

Series 2016-3A, Class DR, 6.202%, (3 mo. USD LIBOR + 6.08%), 10/18/31(1)(2)	3,375	3,162,527

Series 2018-1A, Class C, 2.724%, (3 mo. USD LIBOR + 2.60%), 4/19/31(1)(2)	5,000	4,933,075

Series 2018-2A, Class E, 5.374%, (3 mo. USD LIBOR + 5.25%), 7/15/31(1)(2)	2,500	2,333,125

Webster Park CLO, Ltd.:

Series 2015-1A, Class CR, 3.032%, (3 mo. USD LIBOR + 2.90%), 7/20/30(1)(2)	2,000	1,999,556

Series 2015-1A, Class DR, 5.632%, (3 mo. USD LIBOR + 5.50%), 7/20/30(1)(2)	2,500	2,472,585

Wellfleet CLO, Ltd., Series 2021-1A, Class D, 3.632%, (3 mo. USD LIBOR + 3.50%), 4/20/34(1)(2)	1,200	1,203,719

Total Asset-Backed Securities (identified cost $274,554,846)		$267,118,302

Common Stocks — 1.0%
Security	Shares	Value

Aerospace and Defense — 0.1%

IAP Global Services, LLC(5)(6)(7)(8)	950	$4,703,431

IAP Global Services, LLC(5)(6)(7)	1,627	5,370,157

		$10,073,588

Security	Shares	Value

Automotive — 0.0%(9)

Dayco Products, LLC(7)(8)	88,506	$663,795

		$663,795

Chemicals and Plastics — 0.1%

Hexion Holdings Corp., Class B(7)(8)	338,679	$7,789,617

		$7,789,617

Containers and Glass Products — 0.0%(9)

LG Newco Holdco, Inc., Class A(7)(8)	250,979	$1,213,057

		$1,213,057

Electronics / Electrical — 0.1%

Skillsoft Corp.(6)(7)(8)(10)	893,525	$10,789,136

		$10,789,136

Health Care — 0.1%

Akorn Holding Company, LLC, Class A(7)(8)	705,631	$7,541,431

		$7,541,431

Nonferrous Metals / Minerals — 0.0%(9)

ACNR Holdings, Inc., Class A(7)(8)	36,829	$2,280,330

		$2,280,330

Oil and Gas — 0.2%

AFG Holdings, Inc.(6)(7)(8)	498,342	$3,877,101

McDermott International, Ltd.(7)(8)	1,013,850	504,897

QuarterNorth Energy, Inc.(7)(8)	9,684	1,002,294

QuarterNorth Energy, Inc.(7)(8)	97,802	10,122,507

RDV Resources, Inc., Class A(7)(8)	359,500	53,925

Sunrise Oil & Gas, Inc., Class A(7)(8)	321,407	2,490,904

		$18,051,628

Publishing — 0.0%(9)

Tweddle Group, Inc.(6)(7)(8)	19,500	$27,690

		$27,690

Radio and Television — 0.3%

Clear Channel Outdoor Holdings, Inc.(7)(8)	1,204,044	$3,491,728

Cumulus Media, Inc., Class A(7)(8)	551,505	6,849,692

Cumulus Media, Inc., Class B(7)(8)	93,069	1,155,917

iHeartMedia, Inc., Class A(7)(8)	512,034	9,923,219

		$21,420,556

23	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Retailers (Except Food and Drug) — 0.0%(9)

David’s Bridal, LLC(6)(7)(8)	272,023	$0

Phillips Pet Holding Corp.(6)(7)(8)	2,590	1,003,612

		$1,003,612

Telecommunications — 0.1%

GEE Acquisition Holdings Corp.(6)(7)(8)	364,650	$7,854,561

		$7,854,561

Utilities — 0.0%(9)

Longview Intermediate Holdings, LLC, Class A(6)(7)(8)	149,459	$1,188,199

		$1,188,199

Total Common Stocks (identified cost $106,452,927)		$89,897,200

Convertible Preferred Stocks — 0.0%(9)
Security	Shares	Value

Containers and Glass Products — 0.0%(9)

LG Newco Holdco, Inc., Series A, 13.00%(7)(8)	38,060	$4,286,462

Total Convertible Preferred Stocks (identified cost $1,998,129)		$4,286,462

Corporate Bonds — 6.4%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.1%

Spirit AeroSystems, Inc., 5.50%, 1/15/25(1)	3,000	$3,127,500

TransDigm, Inc.:

6.25%, 3/15/26(1)	1,500	1,567,500

8.00%, 12/15/25(1)	1,500	1,597,500

		$6,292,500

Air Transport — 0.7%

Air Canada, 3.875%, 8/15/26(1)	6,850	$6,944,188

American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:

5.50%, 4/20/26(1)	17,175	18,038,044

5.75%, 4/20/29(1)	12,875	13,872,812

Delta Air Lines, Inc., 7.00%, 5/1/25(1)	4,650	5,427,633

Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)	6,425	7,137,858

Security	Principal Amount* (000’s omitted)	Value

Air Transport (continued)

United Airlines, Inc.:

4.375%, 4/15/26(1)	4,625	$4,790,205

4.625%, 4/15/29(1)	4,625	4,774,064

		$60,984,804

Automotive — 0.2%

Clarios Global, L.P., 6.75%, 5/15/25(1)	1,890	$1,993,704

Clarios Global, L.P. / Clarios US Finance Co., 6.25%, 5/15/26(1)	3,893	4,077,918

Tenneco, Inc.:

5.125%, 4/15/29(1)	9,050	8,982,125

7.875%, 1/15/29(1)	450	492,750

		$15,546,497

Building and Development — 0.1%

American Builders & Contractors Supply Co., Inc., 4.00%, 1/15/28(1)	2,975	$3,019,625

Cushman & Wakefield U.S. Borrower, LLC, 6.75%, 5/15/28(1)	3,150	3,366,563

Forterra Finance, LLC/FRTA Finance Corp., 6.50%, 7/15/25(1)	900	960,300

SRS Distribution, Inc., 4.625%, 7/1/28(1)	4,575	4,682,741

Winnebago Industries, Inc., 6.25%, 7/15/28(1)	900	974,250

		$13,003,479

Business Equipment and Services — 0.8%

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 6.625%, 7/15/26(1)	2,075	$2,182,651

Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28(1)	39,450	39,163,606

Prime Security Services Borrower, LLC/Prime Finance, Inc.:

5.25%, 4/15/24(1)	7,900	8,413,500

5.75%, 4/15/26(1)	15,225	16,304,452

Sabre GLBL, Inc.:

7.375%, 9/1/25(1)	2,125	2,260,469

9.25%, 4/15/25(1)	2,525	2,921,412

		$71,246,090

Cable and Satellite Television — 0.8%

Altice France S.A.:

5.125%, 1/15/29(1)	1,300	$1,262,625

5.125%, 7/15/29(1)	57,625	56,194,747

5.50%, 10/15/29(1)	6,455	6,335,389

24	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

Virgin Media Secured Finance PLC, 4.50%, 8/15/30(1)		6,500	$6,500,065

			$70,292,826

Chemicals and Plastics — 0.2%

INEOS Finance PLC, 3.375%, 3/31/26(1)	EUR	1,250	$1,477,512

INEOS Quattro Finance 2 PLC, 3.375%, 1/15/26(1)		3,050	3,034,857

Olympus Water US Holding Corp., 4.25%, 10/1/28(1)		6,850	6,743,825

Tronox, Inc., 6.50%, 5/1/25(1)		7,000	7,367,500

			$18,623,694

Commercial Services — 0.1%

WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)		8,225	$8,512,875

			$8,512,875

Cosmetics / Toiletries — 0.0%(9)

Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(1)		1,075	$1,065,594

			$1,065,594

Diversified Financial Services — 0.1%

AG Issuer, LLC, 6.25%, 3/1/28(1)		5,075	$5,297,031

			$5,297,031

Drugs — 0.5%

Bausch Health Companies, Inc.:

4.875%, 6/1/28(1)		8,675	$8,944,359

5.50%, 11/1/25(1)		8,975	9,130,447

Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(1)		15,225	15,019,006

Jazz Securities DAC, 4.375%, 1/15/29(1)		9,150	9,413,062

			$42,506,874

Ecological Services and Equipment — 0.1%

GFL Environmental, Inc., 4.25%, 6/1/25(1)		5,300	$5,471,432

			$5,471,432

Electronics / Electrical — 0.3%

Imola Merger Corp., 4.75%, 5/15/29(1)		18,175	$18,696,622

LogMeIn, Inc., 5.50%, 9/1/27(1)		4,300	4,309,202

Security	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 9/1/25(1)	6,450	$6,691,875

		$29,697,699

Entertainment — 0.0%(9)

Six Flags Theme Parks, Inc., 7.00%, 7/1/25(1)	2,125	$2,260,469

		$2,260,469

Financial Intermediaries — 0.1%

CoreLogic, Inc., 4.50%, 5/1/28(1)	5,525	$5,465,993

		$5,465,993

Food Products — 0.1%

Del Monte Foods, Inc., 11.875%, 5/15/25(1)	8,200	$9,209,420

		$9,209,420

Health Care — 0.5%

Mozart Debt Merger Sub, Inc., 3.875%, 4/1/29(1)	22,800	$22,714,500

RP Escrow Issuer, LLC, 5.25%, 12/15/25(1)	2,150	2,152,688

Tenet Healthcare Corp., 4.25%, 6/1/29(1)	22,950	23,260,513

		$48,127,701

Industrial Equipment — 0.2%

Clark Equipment Company, 5.875%, 6/1/25(1)	1,050	$1,095,938

Madison IAQ, LLC, 4.125%, 6/30/28(1)	13,400	13,347,338

		$14,443,276

Leisure Goods / Activities / Movies — 0.4%

Carnival Corp., 4.00%, 8/1/28(1)	34,575	$34,618,219

SeaWorld Parks & Entertainment, Inc., 8.75%, 5/1/25(1)	2,125	2,268,437

		$36,886,656

Machinery — 0.0%(9)

TK Elevator U.S. Newco, Inc., 5.25%, 7/15/27(1)	4,150	$4,229,058

		$4,229,058

Oil and Gas — 0.1%

CITGO Petroleum Corporation:

6.375%, 6/15/26(1)	1,750	$1,804,688

7.00%, 6/15/25(1)	10,525	10,860,221

		$12,664,909

25	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Packaging & Containers — 0.1%

Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer, LLC:

4.00%, 10/15/27(1)	5,150	$5,045,713

4.375%, 10/15/28(1)	9,125	9,010,937

		$14,056,650

Radio and Television — 0.3%

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)	6,753	$3,828,701

iHeartCommunications, Inc.:

4.75%, 1/15/28(1)	2,550	2,569,329

5.25%, 8/15/27(1)	2,125	2,173,046

6.375%, 5/1/26	2,896	3,015,140

8.375%, 5/1/27	5,248	5,596,151

Univision Communications, Inc., 4.50%, 5/1/29(1)	9,125	9,243,169

		$26,425,536

Real Estate Investment Trusts (REITs) — 0.1%

Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer, 5.875%, 10/1/28(1)	6,425	$6,722,156

		$6,722,156

Retailers (Except Food and Drug) — 0.0%(9)

PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(1)	1,300	$1,337,375

		$1,337,375

Software and Services — 0.1%

Boxer Parent Co., Inc., 7.125%, 10/2/25(1)	4,225	$4,504,906

		$4,504,906

Technology — 0.1%

Clarivate Science Holdings Corp., 3.875%, 7/1/28(1)	11,400	$11,286,000

		$11,286,000

Telecommunications — 0.3%

Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(1)	6,325	$6,570,094

LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(1)	6,900	6,961,065

Lumen Technologies, Inc., 4.00%, 2/15/27(1)	6,750	6,792,559

VMED O2 UK Financing I PLC, 4.25%, 1/31/31(1)	8,550	8,335,865

		$28,659,583

Security		Principal Amount* (000’s omitted)	Value

Utilities — 0.0%(9)

Calpine Corp., 5.25%, 6/1/26(1)		2,245	$2,312,799

			$2,312,799

Total Corporate Bonds (identified cost $569,307,387)			$577,133,882

Exchange-Traded Funds — 0.5%
Security		Shares	Value

SPDR Blackstone Senior Loan ETF		1,051,000	$48,240,900

Total Exchange-Traded Funds (identified cost $48,242,942)			$48,240,900

Preferred Stocks — 0.1%
Security		Shares	Value

Financial Services — 0.0%

DBI Investors, Inc., Series A-1(6)(7)(8)		13,348	$0

			$0

Nonferrous Metals / Minerals — 0.1%

ACNR Holdings, Inc., 15.00% (PIK)(7)(8)		17,394	$6,725,681

			$6,725,681

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Series A, 8.00% (PIK)(6)(7)(8)		7,852	$0

David’s Bridal, LLC, Series B, 10.00% (PIK)(6)(7)(8)		31,998	0

			$0

Total Preferred Stocks (identified cost $2,590,558)			$6,725,681

Senior Floating-Rate Loans — 86.8%(11)
Borrower/Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.8%

Aernnova Aerospace S.A.U.:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/22/27	EUR	1,194	$1,306,516

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/26/27	EUR	4,656	5,095,413

26	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense (continued)

AI Convoy (Luxembourg) S.a.r.l.:

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/18/27	EUR	2,850	$3,275,036

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 1/17/27		6,631	6,652,770

Dynasty Acquisition Co., Inc.:

Term Loan, 3.632%, (3 mo. USD LIBOR + 3.50%), 4/6/26		12,356	12,091,220

Term Loan, 3.632%, (3 mo. USD LIBOR + 3.50%), 4/6/26		22,977	22,484,639

IAP Worldwide Services, Inc.:

Revolving Loan, 0.75%, 7/18/23(12)		5,526	5,553,428

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%, Floor 1.50%), 7/18/23(6)		6,851	5,601,902

KKR Apple Bidco, LLC, Term Loan, 9/22/28(13)		2,050	2,049,039

Spirit Aerosystems, Inc.:

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 1/15/25		5,765	5,800,865

Term Loan, 1/15/25(13)		2,400	2,410,500

TransDigm, Inc.:

Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 8/22/24		28,315	28,077,978

Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 5/30/25		6,336	6,268,035

Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 12/9/25		33,863	33,482,023

WP CPP Holdings, LLC, Term Loan, 4.75%, (USD LIBOR + 3.75%, Floor 1.00%), 4/30/25(14)		22,545	22,087,115

			$162,236,479

Air Transport — 1.2%

AAdvantage Loyalty IP, Ltd., Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 4/20/28		20,125	$20,965,943

American Airlines, Inc., Term Loan, 6/27/25(13)		2,650	2,570,336

Brown Group Holding, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 6/7/28		12,793	12,780,529

Mileage Plus Holdings, LLC, Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), 6/21/27		14,424	15,376,859

SkyMiles IP, Ltd., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/20/27		34,225	36,485,972

United Airlines, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 4/21/28		18,970	19,260,303

			$107,439,942

Borrower/Description		Principal Amount* (000’s omitted)	Value

Automotive — 3.3%

Adient US, LLC, Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 4/8/28		8,005	$8,018,698

American Axle and Manufacturing, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 4/6/24		17,996	18,002,147

Autokiniton US Holdings, Inc., Term Loan, 5.00%, (12 mo. USD LIBOR + 4.50%, Floor 0.50%), 4/6/28		17,197	17,240,118

Belron Finance US, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 4/13/28		7,786	7,791,714

Belron Luxembourg S.a r.l., Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 4/13/28	EUR	3,575	4,110,313

Bright Bidco B.V., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/30/24		17,828	13,306,464

Chassix, Inc., Term Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), 11/15/23		9,434	9,266,223

Clarios Global, L.P.:

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), 4/30/26	EUR	17,500	20,071,961

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 4/30/26		19,386	19,277,253

CS Intermediate Holdco 2, LLC, Term Loan, 2.75%, (1 mo. USD LIBOR + 2.00%, Floor 0.75%), 11/2/23		5,018	4,682,149

Dayco Products, LLC, Term Loan, 4.371%, (3 mo. USD LIBOR + 4.25%), 5/19/23		14,568	14,230,955

Garrett LX I S.a.r.l.:

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 4/30/28	EUR	11,900	13,752,106

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/30/28		5,725	5,703,531

Gates Global, LLC:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 4/1/24	EUR	8,380	9,666,385

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.50%, Floor 0.75%), 3/31/27		14,143	14,132,815

Goodyear Tire & Rubber Company (The), Term Loan - Second Lien, 2.09%, (1 mo. USD LIBOR + 2.00%), 3/7/25		8,017	7,940,838

Les Schwab Tire Centers, Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 11/2/27		21,618	21,654,823

MajorDrive Holdings IV, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 4.00%, Floor 0.50%), 5/12/28		6,658	6,669,412

Tenneco, Inc., Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 10/1/25		34,228	33,558,023

Thor Industries, Inc., Term Loan, 3.125%, (1 mo. USD LIBOR + 3.00%), 2/1/26		9,518	9,535,978

27	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)

TI Group Automotive Systems, LLC:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 12/16/26	EUR	4,470	$5,160,543

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 12/16/26		5,995	6,006,115

Truck Hero, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 1/31/28		19,527	19,469,525

Visteon Corporation, Term Loan, 1.842%, (USD LIBOR + 1.75%), 3/25/24(14)		2,217	2,206,022

Wheel Pros, LLC, Term Loan, 5.25%, (1 mo. USD LIBOR + 4.50%, Floor 0.75%), 5/11/28		8,825	8,802,329

			$300,256,440

Beverage and Tobacco — 0.2%

City Brewing Company, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 4/5/28		7,075	$7,017,516

Triton Water Holdings, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 3/31/28		13,217	13,214,813

			$20,232,329

Brokerage / Securities Dealers / Investment Houses — 0.5%

Advisor Group, Inc., Term Loan, 4.587%, (1 mo. USD LIBOR + 4.50%), 7/31/26		11,832	$11,860,680

Clipper Acquisitions Corp., Term Loan, 1.825%, (1 mo. USD LIBOR + 1.75%), 3/3/28		12,836	12,708,130

Hudson River Trading, LLC, Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 3/20/28		20,829	20,747,744

			$45,316,554

Building and Development — 4.1%

Aegion Corporation, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 5/17/28		4,325	$4,372,307

American Builders & Contractors Supply Co., Inc., Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 1/15/27		21,683	21,503,207

American Residential Services, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 10/15/27		7,602	7,616,027

APi Group DE, Inc.:

Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 10/1/26		13,110	13,099,079

Term Loan, 10/7/28(13)		9,725	9,731,078

Artera Services, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 3/6/25		13,192	13,158,958

Borrower/Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)

Beacon Roofing Supply, Inc., Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 5/19/28		9,476	$9,430,840

Centuri Group, Inc., Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 8/27/28		9,525	9,546,431

Chamberlain Group, Inc., Term Loan, 11/3/28(13)		18,775	18,769,142

Core & Main L.P., Term Loan, 2.588%, (1 mo. USD LIBOR + 2.50%), 7/27/28		14,065	13,992,232

Cornerstone Building Brands, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/12/28		19,911	19,920,873

CP Atlas Buyer, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 11/23/27		4,000	3,981,136

CPG International, Inc., Term Loan, 3.25%, (3 mo. USD LIBOR + 2.50%, Floor 0.75%), 5/5/24		6,764	6,773,951

Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 8/21/25		28,486	28,334,957

Foundation Building Materials Holding Company, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 2/3/28		15,985	15,875,041

MI Windows and Doors, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/18/27		8,691	8,715,944

Northstar Group Services, Inc., Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), 11/12/26		11,407	11,442,835

Osmose Utilities Services, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 6/23/28		6,950	6,939,144

Park River Holdings, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 12/28/27		7,960	7,938,225

Patagonia Bidco Limited:

Term Loan, 3/5/29(13)	GBP	2,831	3,857,102

Term Loan, 3/5/29(13)	GBP	15,569	21,214,062

Quikrete Holdings, Inc.:

Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 2/1/27		4,314	4,279,328

Term Loan, 1/31/27(13)		22,225	22,178,283

RE/MAX International, Inc., Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/21/28		16,583	16,479,791

SRS Distribution, Inc., Term Loan, 4.25%, (6 mo. USD LIBOR + 3.75%, Floor 0.50%), 6/2/28		10,973	10,984,844

Standard Industries, Inc., Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 9/22/28		24,475	24,480,091

28	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)

Werner FinCo L.P., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 7/24/24		4,668	$4,679,192

White Cap Buyer, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 10/19/27		23,178	23,260,513

WireCo WorldGroup, Inc., Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/30/23		7,702	7,720,200

			$370,274,813

Business Equipment and Services — 6.5%

AlixPartners, LLP:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/4/28	EUR	3,507	$4,048,354

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 2/4/28		11,169	11,150,257

Allied Universal Holdco, LLC:

Term Loan, 4/7/28(13)	EUR	2,000	2,297,369

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 5/12/28		12,850	12,859,571

Amentum Government Services Holdings, LLC, Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 1/29/27		9,455	9,449,403

AppLovin Corporation:

Term Loan, 10/25/28(13)		17,900	17,877,625

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 8/15/25		37,082	37,027,649

Asplundh Tree Expert, LLC, Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 9/7/27		8,366	8,343,424

Belfor Holdings, Inc., Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 4/6/26		2,641	2,650,814

Blitz 20-487 GmbH, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 4/28/28	EUR	5,525	6,367,304

Bracket Intermediate Holding Corp., Term Loan, 4.377%, (3 mo. USD LIBOR + 4.25%), 9/5/25		8,910	8,918,559

Brand Energy & Infrastructure Services, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/21/24		7,984	7,925,852

Camelot U.S. Acquisition 1 Co., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), 10/30/26		8,114	8,136,503

Cast and Crew Payroll, LLC, Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 2/9/26		8,569	8,558,779

Ceridian HCM Holding, Inc., Term Loan, 2.574%, (1 week USD LIBOR + 2.50%), 4/30/25		10,112	10,011,076

Deerfield Dakota Holding, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 4/9/27		2,296	2,304,547

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

EAB Global, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 8/16/28		14,650	$14,591,400

Employbridge, LLC, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 7/14/28		19,120	19,081,167

Endure Digital, Inc., Term Loan, 4.25%, (6 mo. USD LIBOR + 3.50%, Floor 0.75%), 2/10/28		25,262	24,851,185

First Advantage Holdings, LLC, Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 1/31/27		5,857	5,856,072

Foundational Education Group, Inc., Term Loan, 4.75%, (6 mo. USD LIBOR + 4.25%, Floor 0.50%), 8/31/28		6,950	6,963,031

Garda World Security Corporation, Term Loan, 4.34%, (1 mo. USD LIBOR + 4.25%), 10/30/26		7,695	7,712,569

Grab Holdings, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 1/29/26		20,820	21,019,897

Greeneden U.S. Holdings II, LLC:

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), 12/1/27	EUR	1,241	1,442,528

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/1/27		9,845	9,880,585

Hillman Group, Inc. (The):

Term Loan, 1.525%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 7/14/28(12)		1,118	1,116,920

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 7/14/28		4,668	4,663,142

Intrado Corporation, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 10/10/24		4,376	4,307,915

IRI Holdings, Inc.:

Term Loan, 4.337%, (1 mo. USD LIBOR + 4.25%), 12/1/25		22,221	22,260,123

Term Loan, 5.087%, (1 mo. USD LIBOR + 5.00%), 12/1/25		6,237	6,447,187

Iron Mountain, Inc., Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 1/2/26		8,790	8,707,748

Ivanti Software, Inc.:

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/1/27		5,398	5,391,802

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 12/1/27		18,408	18,442,014

Term Loan - Second Lien, 9.50%, (3 mo. USD LIBOR + 8.50%, Floor 1.00%), 12/1/28		5,750	5,742,813

KAR Auction Services, Inc., Term Loan, 2.375%, (1 mo. USD LIBOR + 2.25%), 9/19/26		3,301	3,235,333

KUEHG Corp.:

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 2/21/25		19,905	19,767,735

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 8/22/25		4,425	4,455,422

29	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

LGC Group Holdings, Ltd., Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), 4/21/27	EUR	5,775	$6,545,305

Loire Finco Luxembourg S.a.r.l., Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 4/21/27		3,037	2,983,611

Magnite, Inc., Term Loan, 5.75%, (USD LIBOR + 5.00%, Floor 0.75%), 4/28/28(14)		6,035	6,049,962

MedAssets Software Intermediate Holdings, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 1/28/28		6,733	6,746,591

Monitronics International, Inc., Term Loan, 7.75%, (1 mo. USD LIBOR + 6.50%, Floor 1.25%), 3/29/24		17,016	16,803,145

Nielsen Consumer, Inc.:

Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), 3/6/28	EUR	2,836	3,297,736

Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 3/6/28		5,274	5,291,630

Packaging Coordinators Midco, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 11/30/27		2,244	2,250,439

Pike Corporation, Term Loan, 3.09%, (1 mo. USD LIBOR + 3.00%), 1/21/28		3,260	3,260,682

Prime Security Services Borrower, LLC, Term Loan, 3.50%, (USD LIBOR + 2.75%, Floor 0.75%), 9/23/26(14)		3,487	3,486,229

Rockwood Service Corporation, Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 1/23/27		4,128	4,127,995

Sabre GLBL, Inc.:

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 12/17/27		3,047	3,043,927

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 12/17/27		4,858	4,852,201

SITEL Worldwide Corporation:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 8/28/28	EUR	6,425	7,431,941

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 8/28/28		20,325	20,383,434

Skopima Merger Sub, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 5/12/28		11,000	10,965,625

Sotheby’s, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.50%, Floor 0.50%), 1/15/27		4,066	4,083,006

Speedster Bidco GmbH, Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 3/31/27	EUR	2,975	3,380,797

Spin Holdco, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 3/4/28		34,377	34,522,872

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

team.blue Finco S.a.r.l.:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 3/27/28	EUR	603	$694,895

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 3/27/28	EUR	10,547	12,160,669

TK Elevator Topco GmbH, Term Loan, 3.625%, (3 mo. EURIBOR + 3.625%), 7/29/27	EUR	9,725	11,194,084

TPG VIII Elf Purchaser, LLC, Term Loan, 11/6/28(13)		5,075	5,073,417

TTF Holdings, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 3/24/28		3,717	3,725,917

West Corporation, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 10/10/24		3,415	3,350,854

WEX, Inc., Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 3/31/28		3,980	3,965,819

Zephyr Bidco Limited:

Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), 7/23/25	EUR	4,975	5,756,293

Term Loan, 4.866%, (1 mo. GBP LIBOR + 4.75%), 7/23/25	GBP	8,675	11,804,470

			$581,097,220

Cable and Satellite Television — 3.3%

Altice France S.A.:

Term Loan, 3.811%, (3 mo. USD LIBOR + 3.69%), 1/31/26		4,449	$4,412,756

Term Loan, 4.125%, (3 mo. USD LIBOR + 4.00%), 8/14/26		11,632	11,609,022

Charter Communications Operating, LLC, Term Loan, 1.84%, (1 mo. USD LIBOR + 1.75%), 2/1/27		6,688	6,648,759

CSC Holdings, LLC:

Term Loan, 2.34%, (1 mo. USD LIBOR + 2.25%), 7/17/25		25,532	25,000,030

Term Loan, 2.34%, (1 mo. USD LIBOR + 2.25%), 1/15/26		4	4,100

Term Loan, 2.59%, (1 mo. USD LIBOR + 2.50%), 4/15/27		13,243	13,003,370

LCPR Loan Financing, LLC, Term Loan, 3.84%, (1 mo. USD LIBOR + 3.75%), 10/15/28		1,650	1,655,156

Numericable Group S.A.:

Term Loan, 2.879%, (3 mo. USD LIBOR + 2.75%), 7/31/25		20,858	20,542,796

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 7/31/25	EUR	12,059	13,591,359

Telenet Financing USD, LLC, Term Loan, 2.09%, (1 mo. USD LIBOR + 2.00%), 4/30/28		32,325	31,915,378

30	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

Telenet International Finance S.a.r.l., Term Loan, 2.25%, (6 mo. EURIBOR + 2.25%), 4/30/29	EUR	5,000	$5,686,074

UPC Broadband Holding B.V.:

Term Loan, 2.34%, (1 mo. USD LIBOR + 2.25%), 4/30/28		7,475	7,400,250

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 4/30/29	EUR	2,350	2,675,851

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 1/31/29	EUR	13,850	15,931,794

UPC Financing Partnership, Term Loan, 3.09%, (1 mo. USD LIBOR + 3.00%), 1/31/29		29,250	29,158,594

Virgin Media Bristol, LLC:

Term Loan, 2.59%, (1 mo. USD LIBOR + 2.50%), 1/31/28		44,275	43,890,649

Term Loan, 3.34%, (1 mo. USD LIBOR + 3.25%), 1/31/29		500	500,469

Virgin Media Ireland Limited, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 7/15/29	EUR	8,500	9,780,711

Virgin Media SFA Finance Limited:

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 1/31/29	EUR	11,625	13,235,994

Term Loan, 3.32%, (1 mo. GBP LIBOR + 3.25%), 1/15/27	GBP	8,175	11,035,623

Term Loan, 3.32%, (1 mo. GBP LIBOR + 3.25%), 11/15/27	GBP	600	809,840

Ziggo B.V., Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 1/31/29	EUR	21,650	24,775,822

			$293,264,397

Chemicals and Plastics — 4.2%

Aruba Investments, Inc.:

Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 11/24/27	EUR	3,433	$3,980,659

Term Loan, 4.75%, (6 mo. USD LIBOR + 4.00%, Floor 0.75%), 11/24/27		5,099	5,121,685

Atotech B.V.:

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 3/18/28	EUR	2,675	3,079,739

Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 3/18/28		12,494	12,492,126

Axalta Coating Systems US Holdings, Inc., Term Loan, 1.882%, (3 mo. USD LIBOR + 1.75%), 6/1/24		24,748	24,730,158

Caldic B.V.:

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 7/18/24	EUR	500	568,969

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 7/18/24	EUR	2,166	2,465,215

Borrower/Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Charter NEX US, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/1/27		5,817	$5,839,277

Chemours Company (The), Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), 4/3/25	EUR	2,819	3,230,296

Colouroz Investment 1 GmbH, Term Loan, 5.00%, (3 mo. EURIBOR + 4.25%, Floor 0.75%), 4.25% cash, 0.75% PIK, 9/21/23	EUR	1,965	2,273,478

CPC Acquisition Corp., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/29/27		16,840	16,836,872

Ferro Corporation:

Term Loan, 2.382%, (3 mo. USD LIBOR + 2.25%), 2/14/24		1,666	1,664,719

Term Loan, 2.382%, (3 mo. USD LIBOR + 2.25%), 2/14/24		1,702	1,700,909

Term Loan, 2.382%, (3 mo. USD LIBOR + 2.25%), 2/14/24		2,356	2,355,018

Flint Group GmbH, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23		2,020	2,021,654

Flint Group US, LLC, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23		12,222	12,229,347

Gemini HDPE, LLC, Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 12/31/27		5,126	5,133,204

Groupe Solmax, Inc., Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 5/29/28		10,704	10,740,926

Hexion, Inc., Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 7/1/26	EUR	5,339	6,197,295

Illuminate Buyer, LLC, Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 6/30/27		13,744	13,727,171

INEOS 226 Limited, Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), 1/29/26	EUR	24,900	28,588,289

INEOS Enterprises Holdings II Limited, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 8/31/26	EUR	1,975	2,284,705

INEOS Enterprises Holdings US Finco, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 8/28/26		5,091	5,108,892

INEOS Finance PLC, Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), 4/1/24	EUR	6,291	7,244,407

INEOS Styrolution US Holding, LLC, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 1/29/26		17,805	17,827,632

Kraton Polymers, LLC, Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), 3/5/25	EUR	526	606,727

Lonza Group AG:

Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 7/3/28	EUR	7,125	8,212,687

Term Loan, 4.75%, (6 mo. USD LIBOR + 4.00%, Floor 0.75%), 7/3/28		16,416	16,463,459

31	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

LSF11 Skyscraper Holdco S.a.r.l.:

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 9/29/27	EUR	11,350	$13,045,627

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 9/29/27		4,826	4,842,371

Messer Industries GmbH:

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), 3/1/26	EUR	2,474	2,844,176

Term Loan, 2.632%, (3 mo. USD LIBOR + 2.50%), 3/1/26		9,931	9,878,725

Orion Engineered Carbons GmbH:

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), 9/24/28	EUR	1,250	1,449,215

Term Loan, 2.75%, (3 mo. USD LIBOR + 2.25%, Floor 0.50%), 9/24/28		4,525	4,553,281

PMHC II, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 3/31/25		4,053	4,032,735

PQ Corporation, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 6/9/28		8,868	8,875,162

Pregis TopCo Corporation, Term Loan, 4.50%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 7/31/26		1,375	1,381,446

Pretium PKG Holdings, Inc.:

Term Loan, 4.50%, (6 mo. USD LIBOR + 4.00%, Floor 0.50%), 10/2/28		7,175	7,200,909

Term Loan - Second Lien, 7.25%, (6 mo. USD LIBOR + 6.75%, Floor 0.50%), 10/1/29		4,175	4,216,750

Rohm Holding GmbH:

Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), 7/31/26	EUR	2,150	2,488,039

Term Loan, 4.904%, (6 mo. USD LIBOR + 4.75%), 7/31/26		16,168	16,218,928

Solenis Holdings, LLC:

Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), 6/26/25	EUR	1,736	2,008,599

Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 6/26/25		20,570	20,587,203

Spectrum Holdings III Corp., Term Loan, 1/31/25(13)		5,588	5,454,938

Starfruit Finco B.V., Term Loan, 2.839%, (1 mo. USD LIBOR + 2.75%), 10/1/25		8,216	8,166,589

Trinseo Materials Operating S.C.A., Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 5/3/28		7,756	7,719,693

Tronox Finance, LLC, Term Loan, 2.369%, (USD LIBOR + 2.25%), 3/13/28(14)		13,520	13,423,466

W.R. Grace & Co. Conn., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 9/22/28		12,600	12,653,550

			$373,766,917

Borrower/Description		Principal Amount* (000’s omitted)	Value

Clothing / Textiles — 0.0%(9)

Samsonite International S.A., Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 4/25/25		2,742	$2,676,172

			$2,676,172

Conglomerates — 0.1%

Penn Engineering & Manufacturing Corp., Term Loan, 3.50%, (3 mo. USD LIBOR + 2.50%, Floor 1.00%), 6/27/24		1,895	$1,900,048

Spectrum Brands, Inc., Term Loan, 2.50%, (6 mo. USD LIBOR + 2.00%, Floor 0.50%), 3/3/28		4,229	4,223,993

			$6,124,041

Containers and Glass Products — 1.8%

Berlin Packaging, LLC, Term Loan, 4.25%, (USD LIBOR + 3.75%, Floor 0.50%), 3/11/28(14)		10,325	$10,348,665

Berry Global, Inc., Term Loan, 1.836%, (1 mo. USD LIBOR + 1.75%), 7/1/26		6,443	6,406,958

BWAY Holding Company, Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 4/3/24		11,112	10,836,354

Flex Acquisition Company, Inc.:

Term Loan, 3.131%, (3 mo. USD LIBOR + 3.00%), 6/29/25		10,321	10,255,831

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 2/23/28		29,636	29,592,075

Kouti B.V., Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 7/1/28	EUR	31,975	36,893,790

Libbey Glass, Inc., Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 11/13/25		7,799	8,107,879

Proampac PG Borrower, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/3/25		19,284	19,335,762

Reynolds Group Holdings, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 9/20/28		17,075	17,053,656

TricorBraun Holdings, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 3/3/28		5,565	5,540,927

Trident TPI Holdings, Inc.:

Term Loan, 3.008%, (3 mo. USD LIBOR + 4.00%, Floor 0.50%), 9/15/28(12)		1,053	1,056,273

Term Loan, 4.50%, (3 mo. USD LIBOR + 4.00%, Floor 0.50%), 9/15/28		7,422	7,446,728

			$162,874,898

32	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Cosmetics / Toiletries — 0.1%

Kronos Acquisition Holdings, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 12/22/26		9,875	$9,618,201

			$9,618,201

Drugs — 3.3%

Aenova Holding GmbH, Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), 3/6/26	EUR	2,925	$3,399,051

Akorn, Inc., Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), 10/1/25		8,288	8,350,525

Alkermes, Inc., Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 3/12/26		18,550	18,503,996

Amneal Pharmaceuticals, LLC, Term Loan, 3.625%, (1 mo. USD LIBOR + 3.50%), 5/4/25		22,578	22,419,098

Bausch Health Companies, Inc., Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 6/2/25		40,023	39,981,219

Cambrex Corporation, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 12/4/26		2,980	2,986,195

Catalent Pharma Solutions, Inc., Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 2/22/28		1,045	1,047,642

Curia Global, Inc., Term Loan, 4.50%, (USD LIBOR + 3.75%, Floor 0.75%), 8/30/26(14)		9,716	9,736,035

Elanco Animal Health Incorporated, Term Loan, 1.832%, (1 mo. USD LIBOR + 1.75%), 8/1/27		1,452	1,440,996

Grifols Worldwide Operations USA, Inc., Term Loan, 2.074%, (1 week USD LIBOR + 2.00%), 11/15/27		35,742	35,280,390

Horizon Therapeutics USA, Inc.:

Term Loan, 2.37%, (1 mo. USD LIBOR + 2.25%), 5/22/26		7,802	7,787,443

Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 3/15/28		16,865	16,845,669

Jazz Financing Lux S.a.r.l., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 5/5/28		15,461	15,499,903

Mallinckrodt International Finance S.A.:

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.25%, Floor 0.75%), 9/24/24		44,353	41,433,496

Term Loan, 6.25%, (1 mo. USD LIBOR + 5.50%, Floor 0.75%), 2/24/25		10,206	9,523,221

Nidda Healthcare Holding AG:

Term Loan, 8/21/26(13)	EUR	2,375	2,713,427

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 8/21/26	EUR	5,475	6,265,808

PPD, Inc., Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 1/13/28		39,332	39,315,122

Borrower/Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)

Recipharm AB, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/17/28	EUR	13,725	$15,724,097

			$298,253,333

Ecological Services and Equipment — 0.3%

Clean Harbors, Inc., Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 10/8/28		5,475	$5,484,286

EnergySolutions, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 5/9/25		17,856	17,877,886

GFL Environmental, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 5/30/25		496	497,801

TruGreen Limited Partnership, Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 11/2/27		4,069	4,079,423

US Ecology Holdings, Inc., Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 11/1/26		2,555	2,551,572

			$30,490,968

Electronics / Electrical — 17.6%

Applied Systems, Inc.:

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 9/19/24		49,552	$49,558,111

Term Loan - Second Lien, 6.25%, (3 mo. USD LIBOR + 5.50%, Floor 0.75%), 9/19/25		3,759	3,820,825

Aptean, Inc.:

Term Loan, 4.337%, (1 mo. USD LIBOR + 4.25%), 4/23/26		16,876	16,863,014

Term Loan - Second Lien, 7.75%, (1 mo. USD LIBOR + 7.00%, Floor 0.75%), 4/23/27		6,550	6,533,625

Astra Acquisition Corp.:

Term Loan, 10/25/28(13)		21,925	21,404,281

Term Loan - Second Lien, 10/22/29(13)		20,175	19,973,250

Banff Merger Sub, Inc.:

Term Loan, 3.882%, (3 mo. USD LIBOR + 3.75%), 10/2/25		39,640	39,425,639

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 10/2/25	EUR	11,961	13,855,932

Term Loan - Second Lien, 6.00%, (3 mo. USD LIBOR + 5.50%, Floor 0.50%), 2/27/26		10,375	10,528,467

Barracuda Networks, Inc., Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), 10/30/28		5,425	5,495,075

Buzz Merger Sub, Ltd.:

Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 1/29/27		4,060	4,037,570

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 1/29/27		435	435,329

33	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Celestica, Inc.:

Term Loan, 2.213%, (1 mo. USD LIBOR + 2.13%), 6/27/25		3,988	$3,972,609

Term Loan, 2.588%, (1 mo. USD LIBOR + 2.50%), 6/27/25		2,567	2,563,292

CentralSquare Technologies, LLC, Term Loan, 3.882%, (3 mo. USD LIBOR + 3.75%), 8/29/25		12,803	11,983,279

Cloudera, Inc.:

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/8/28		31,150	31,140,281

Term Loan - Second Lien, 6.50%, (1 mo. USD LIBOR + 6.00%, Floor 0.50%), 10/8/29		8,550	8,582,062

CommScope, Inc., Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 4/6/26		19,707	19,469,546

Concorde Midco, Ltd., Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 3/1/28	EUR	5,925	6,858,929

ConnectWise, LLC, Term Loan, 9/29/28(13)		12,500	12,501,112

Constant Contact, Inc., Term Loan, 4.75%, (6 mo. USD LIBOR + 4.00%, Floor 0.75%), 2/10/28		16,418	16,412,461

Cornerstone OnDemand, Inc., Term Loan, 4.25%, (6 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/16/28		15,700	15,680,375

CPI International, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 7/26/24		9,548	9,567,464

Creation Technologies, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.50%, Floor 0.50%), 10/5/28		11,500	11,456,875

Cvent, Inc., Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 11/29/24		15,255	15,214,225

Delta TopCo, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/1/27		13,668	13,664,801

E2open, LLC, Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 2/4/28		12,736	12,760,213

ECI Macola Max Holding, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/9/27		13,954	13,992,324

Electro Rent Corporation, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 1/31/24		16,933	17,003,788

Energizer Holdings, Inc., Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 12/22/27		7,653	7,648,243

Epicor Software Corporation, Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 7/30/27		35,507	35,520,146

Finastra USA, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/13/24		49,650	49,450,484

Fiserv Investment Solutions, Inc., Term Loan, 4.155%, (3 mo. USD LIBOR + 4.00%), 2/18/27		5,927	5,942,294

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Gainwell Acquisition Corp., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/1/27		48,417	$48,613,742

Go Daddy Operating Company, LLC, Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 2/15/24		45,704	45,423,701

Hyland Software, Inc.:

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 7/1/24		60,462	60,632,195

Term Loan - Second Lien, 7.00%, (1 mo. USD LIBOR + 6.25%, Floor 0.75%), 7/7/25		1,750	1,771,875

IGT Holding IV AB, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 3/31/28		5,672	5,685,679

Imprivata, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 12/1/27		16,020	16,049,537

Informatica, LLC, Term Loan, 10/27/28(13)		32,075	32,034,906

Liftoff Mobile, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/2/28		14,550	14,509,085

LogMeIn, Inc., Term Loan, 4.834%, (1 mo. USD LIBOR + 4.75%), 8/31/27		18,795	18,790,347

MA FinanceCo., LLC:

Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 6/21/24		2,712	2,692,600

Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), 6/21/24	EUR	2,441	2,806,819

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 6/5/25	EUR	5,509	6,433,782

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/5/25		13,796	13,923,438

MACOM Technology Solutions Holdings, Inc., Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 5/17/24		1,368	1,363,075

Magenta Buyer, LLC:

Term Loan, 5.75%, (3 mo. USD LIBOR + 5.00%, Floor 0.75%), 7/27/28		51,625	51,619,631

Term Loan - Second Lien, 9.00%, (3 mo. USD LIBOR + 8.25%, Floor 0.75%), 7/27/29		16,175	16,080,651

Marcel LUX IV S.a.r.l.:

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 3/15/26		2,186	2,191,848

Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), 3/16/26	EUR	2,650	3,065,951

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/31/27		731	733,158

Mavenir Systems, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.75%, Floor 0.50%), 8/13/28		5,250	5,278,439

Maverick Bidco, Inc.:

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 5/18/28		8,675	8,684,759

34	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Maverick Bidco, Inc.: (continued)

Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), 5/18/29		3,175	$3,206,750

MaxLinear, Inc., Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 6/23/28		7,329	7,308,676

Mirion Technologies, Inc., Term Loan, 10/20/28(13)		8,350	8,339,563

MKS Instruments, Inc.:

Term Loan, 10/21/28(13)	EUR	4,875	5,656,632

Term Loan, 10/21/28(13)		49,125	49,105,792

N-Able International Holdings II, LLC, Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 7/19/28		4,075	4,082,641

NCR Corporation, Term Loan, 2.63%, (3 mo. USD LIBOR + 2.50%), 8/28/26		9,066	8,918,985

Nobel Bidco B.V., Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 6/10/28	EUR	11,450	13,186,563

Panther Commercial Holdings L.P., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.50%, Floor 0.50%), 1/7/28		21,268	21,361,267

PointClickCare Technologies, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), 12/29/27		4,279	4,278,500

Polaris Newco, LLC:

Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 6/2/28	EUR	8,650	10,003,779

Term Loan, 4.50%, (6 mo. USD LIBOR + 4.00%, Floor 0.50%), 6/2/28		24,500	24,587,269

Poseidon Intermediate, LLC, Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 8/18/25		2,643	2,648,247

Proofpoint, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 8/31/28		25,525	25,451,616

ProQuest, LLC, Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 10/23/26		16,419	16,420,193

Rackspace Technology Global, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), 2/15/28		15,522	15,434,689

RealPage, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/24/28		38,100	38,056,337

Recorded Books, Inc., Term Loan, 4.084%, (1 mo. USD LIBOR + 4.00%), 8/29/25		6,877	6,888,028

Redstone Holdco 2 L.P., Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 4/27/28		16,600	16,091,625

Renaissance Holding Corp.:

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 5/30/25		5,054	5,014,278

Term Loan - Second Lien, 7.087%, (1 mo. USD LIBOR + 7.00%), 5/29/26		3,175	3,193,853

Borrower/Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Seattle Spinco, Inc., Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 6/21/24	18,313	$18,183,795

SkillSoft Corporation, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 6/30/28	6,925	6,989,922

SolarWinds Holdings, Inc., Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 2/5/24	26,451	26,136,805

Sophia L.P., Term Loan, 4.50%, (3 mo. USD LIBOR +3.75%, Floor 0.75%), 10/7/27	16,128	16,168,445

Sovos Compliance, LLC:

Term Loan, 2.25%, 8/11/28(12)	1,476	1,486,961

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.50%, Floor 0.50%), 8/11/28	8,549	8,610,540

SS&C European Holdings S.a.r.l., Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 4/16/25	5,256	5,208,082

SS&C Technologies, Inc., Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 4/16/25	6,917	6,853,993

SurveyMonkey, Inc., Term Loan, 3.83%, (1 week USD LIBOR + 3.75%), 10/10/25	13,115	13,090,001

Symplr Software, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.50%, Floor 0.75%), 12/22/27	8,259	8,297,728

Synaptics Incorporated, Term Loan, 10/21/28(13)	4,800	4,812,000

Tibco Software, Inc.:

Term Loan, 3.84%, (1 mo. USD LIBOR + 3.75%), 6/30/26	33,709	33,148,724

Term Loan, 6/30/26(13)	9,350	9,218,520

Term Loan - Second Lien, 7.34%, (1 mo. USD LIBOR + 7.25%), 3/3/28	10,757	10,812,207

TTM Technologies, Inc., Term Loan, 2.582%, (1 mo. USD LIBOR + 2.50%), 9/28/24	1,605	1,605,112

Turing Midco, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 3/23/28	4,739	4,744,652

Uber Technologies, Inc.:

Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 4/4/25	33,736	33,778,256

Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 2/25/27	24,983	25,019,034

Ultimate Software Group, Inc. (The):

Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 5/4/26	23,102	23,171,190

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 5/4/26	43,156	43,290,715

Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), 5/3/27	2,000	2,041,666

Ultra Clean Holdings, Inc., Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 8/27/25	14,384	14,432,271

Valkyr Purchaser, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/29/27	6,169	6,184,423

35	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Verifone Systems, Inc., Term Loan, 4.129%, (3 mo. USD LIBOR + 4.00%), 8/20/25		13,909	$13,643,400

Verisure Holding AB, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 3/27/28	EUR	15,450	17,751,608

Veritas US, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/1/25		19,183	19,279,392

Vision Solutions, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 4/24/28		24,400	24,415,205

VS Buyer, LLC, Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 2/28/27		21,684	21,646,282

Zebra Buyer, LLC, Term Loan, 4/21/28(13)		1,200	1,204,375

			$1,582,161,726

Equipment Leasing — 0.7%

Avolon TLB Borrower 1 (US), LLC:

Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), 1/15/25		29,082	$29,083,410

Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 12/1/27		12,828	12,860,133

Boels Topholding B.V., Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/6/27	EUR	7,750	8,940,337

Fly Funding II S.a.r.l., Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), 10/8/25		8,265	8,295,994

			$59,179,874

Farming / Agriculture — 0.1%

Alltech, Inc., Term Loan, 10/13/28(13)		7,575	$7,593,937

			$7,593,937

Financial Intermediaries — 2.7%

Apex Group Treasury, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 7/27/28		6,026	$6,037,629

Aretec Group, Inc., Term Loan, 4.337%, (1 mo. USD LIBOR + 4.25%), 10/1/25		18,659	18,658,851

Citco Funding, LLC, Term Loan, 2.658%, (3 mo. USD LIBOR + 2.50%), 9/28/23		14,815	14,796,672

CoreLogic, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 6/2/28		50,600	50,663,250

Ditech Holding Corporation, Term Loan, 0.00%, 6/30/22(15)		22,620	4,524,003

Edelman Financial Center, LLC, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 4/7/28		19,143	19,166,098

EIG Management Company, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/22/25		2,919	2,919,125

Borrower/Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

FinCo I, LLC, Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 6/27/25	11,646	$11,622,881

Focus Financial Partners, LLC:

Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 7/3/24	13,111	13,051,310

Term Loan, 2.50%, 6/24/28(12)	1,894	1,888,029

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/1/28	8,186	8,161,005

Franklin Square Holdings, L.P., Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 8/1/25	6,329	6,297,586

GreenSky Holdings, LLC:

Term Loan, 3.375%, (1 mo. USD LIBOR + 3.25%), 3/31/25	12,912	12,879,874

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 3/29/25	3,703	3,703,125

Guggenheim Partners, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), 7/21/23	24,466	24,488,316

HighTower Holdings, LLC:

Term Loan, 4/21/28(13)	200	200,600

Term Loan, 4/21/28(13)	800	802,400

LPL Holdings, Inc., Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 11/12/26	16,113	15,965,292

Mariner Wealth Advisors, LLC:

Term Loan, 0.00%, 8/18/28(12)	697	695,133

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 8/18/28	4,878	4,865,930

Victory Capital Holdings, Inc., Term Loan, 2.377%, (3 mo. USD LIBOR + 2.25%), 7/1/26	7,352	7,331,412

Walker & Dunlop, Inc., Term Loan, 10/13/28(13)	13,050	13,054,072

		$241,772,593

Food Products — 1.8%

8th Avenue Food & Provisions, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 10/1/25	6,675	$6,658,312

Badger Buyer Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 9/30/24	4,877	4,782,336

Froneri International, Ltd., Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 1/29/27	18,195	17,970,674

H Food Holdings, LLC:

Term Loan, 3.775%, (1 mo. USD LIBOR + 3.69%), 5/23/25	8,537	8,508,398

Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 5/23/25	5,592	5,593,972

HLF Financing S.a.r.l., Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 8/18/25	9,793	9,759,725

36	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)

JBS USA LUX S.A., Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 5/1/26		52,358	$52,242,942

Monogram Food Solutions, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 8/28/28		6,025	6,043,828

Nomad Foods Europe Midco Limited, Term Loan, 2.375%, (3 mo. USD LIBOR + 2.25%), 5/15/24		10,516	10,465,156

Shearer’s Foods, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 9/23/27		2,896	2,895,605

Simply Good Foods USA, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 7/7/24		2,455	2,472,250

Sunshine Investments B.V.:

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 3/28/25	EUR	10,618	12,186,166

Term Loan, 3.568%, (3 mo. GBP LIBOR + 3.50%), 3/28/25	GBP	2,000	2,727,264

United Petfood Group B.V., Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), 4/23/28	EUR	5,900	6,779,900

UTZ Quality Foods, LLC, Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 1/20/28		2,062	2,061,211

Valeo F1 Company Limited (Ireland), Term Loan, 6/30/28(13)	EUR	8,550	9,875,309

			$161,023,048

Food Service — 1.1%

1011778 B.C. Unlimited Liability Company, Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 11/19/26		34,945	$34,316,021

Ai Aqua Merger Sub, Inc.:

Term Loan, 7/31/28(13)		752	755,187

Term Loan, 7/31/28(13)		6,014	6,041,500

Ali Group S.R.L., Term Loan, 10/12/28(13)		18,775	18,660,585

IRB Holding Corp.:

Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 2/5/25(14)		2,147	2,144,829

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 12/15/27		28,064	28,102,353

Sovos Brands Intermediate, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 6/8/28		6,155	6,174,304

			$96,194,779

Food / Drug Retailers — 0.2%

L1R HB Finance Limited:

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), 9/2/24	EUR	4,674	$5,091,933

Borrower/Description		Principal Amount* (000’s omitted)	Value

Food / Drug Retailers (continued)

L1R HB Finance Limited: (continued)

Term Loan, 5.326%, (3 mo. GBP LIBOR + 5.25%), 9/2/24	GBP	9,172	$11,699,915

			$16,791,848

Forest Products — 0.2%

Clearwater Paper Corporation, Term Loan, 3.125%, (1 mo. USD LIBOR + 3.00%), 7/26/26		1,034	$1,033,813

Journey Personal Care Corp., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/1/28		17,169	17,126,545

Neenah, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 4/6/28		3,541	3,545,551

			$21,705,909

Health Care — 8.8%

ADMI Corp., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 12/23/27		5,075	$5,078,964

AEA International Holdings (Lux) S.a.r.l., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 9/7/28		11,700	11,743,875

AI Sirona (Luxembourg) Acquisition S.a.r.l., Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), 9/29/25	EUR	2,000	2,304,342

athenahealth, Inc., Term Loan, 4.377%, (3 mo. USD LIBOR + 4.25%), 2/11/26		24,648	24,752,594

Avantor Funding, Inc.:

Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 11/21/24		3,358	3,359,660

Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 11/8/27		5,911	5,913,830

Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), 6/12/28	EUR	19,651	22,708,155

Bayou Intermediate II, LLC, Term Loan, 5.25%, (3 mo. USD LIBOR + 4.50%, Floor 0.75%), 8/2/28		8,250	8,280,937

Biogroup-LCD, Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/28/28	EUR	1,650	1,900,030

BW NHHC Holdco, Inc., Term Loan, 5.125%, (3 mo. USD LIBOR + 5.00%), 5/15/25		13,862	12,291,289

CAB, Term Loan, 3.75%, (6 mo. EURIBOR + 3.75%), 2/9/28	EUR	7,150	8,267,465

Cano Health, LLC, Term Loan, 5.25%, (6 mo. USD LIBOR + 4.50%, Floor 0.75%), 11/19/27		9,643	9,658,905

CCRR Parent, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/6/28		3,881	3,901,113

CeramTec AcquiCo GmbH, Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), 3/7/25	EUR	16,970	19,532,638

37	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Cerba Healthcare S.A.S., Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 5/24/28	EUR	18,925	$21,878,545

Certara L.P., Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 8/15/26		1,845	1,846,528

CHG Healthcare Services, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 9/29/28		12,775	12,795,402

CryoLife, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/1/27		6,784	6,806,183

Dedalus Finance GmbH, Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 5/4/27	EUR	16,850	19,464,690

Electron BidCo, Inc., Term Loan, 11/1/28(13)		13,900	13,901,737

Elsan S.A.S., Term Loan, 3.50%, (EURIBOR + 3.50%), 6/16/28(14)	EUR	4,100	4,736,310

Ensemble RCM, LLC, Term Loan, 3.879%, (3 mo. USD LIBOR + 3.75%), 8/3/26		11,622	11,654,675

Envision Healthcare Corporation, Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 10/10/25		47,303	39,232,213

eResearchTechnology, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 2/4/27		2,189	2,202,989

GHX Ultimate Parent Corporation, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 6/28/24		8,995	9,014,619

Hanger, Inc., Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 3/6/25		11,725	11,730,249

ICON Luxembourg S.a.r.l.:

Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/3/28		4,889	4,894,981

Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/3/28		19,624	19,646,674

Inovalon Holdings, Inc., Term Loan, 2.875%, (1 mo. USD LIBOR + 2.75%), 4/2/25		11,885	11,886,875

IQVIA, Inc.:

Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 3/7/24		9,519	9,521,185

Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 1/17/25		12,472	12,474,342

IVC Acquisition Ltd.:

Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), 2/13/26	EUR	6,225	7,173,611

Term Loan, 4.30%, (1 mo. GBP SONIA + 4.25%), 2/13/26	GBP	950	1,298,150

Term Loan, 2/13/26(13)	EUR	19,100	22,104,437

MDVIP, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/16/28		3,375	3,384,491

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Medical Solutions, LLC:

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 6/14/24		12,043	$12,068,489

Term Loan, 10/5/28(13)		2,792	2,797,671

Term Loan, 10/7/28(13)		14,658	14,687,770

Term Loan - Second Lien, 10/1/29(13)		6,500	6,500,000

Medline Industries, Inc., Term Loan, 10/23/28(13)		21,175	21,215,656

Mehilainen Yhtiot Oy, Term Loan, 3.625%, (3 mo. EURIBOR + 3.625%), 8/11/25	EUR	5,525	6,382,920

Midwest Physician Administrative Services, LLC, Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/12/28		4,104	4,090,588

National Mentor Holdings, Inc.:

Term Loan, 3.75%, 3/2/28(12)		796	792,204

Term Loan, 4.50%, (USD LIBOR + 3.75%, Floor 0.75%), 3/2/28(14)		17,112	17,024,318

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/2/28		540	537,452

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 7.25%, Floor 0.75%), 3/2/29		5,525	5,556,078

Navicure, Inc., Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 10/22/26		12,965	12,993,337

Option Care Health, Inc., Term Loan, 10/27/28(13)		5,050	5,050,000

Ortho-Clinical Diagnostics S.A., Term Loan, 3.08%, (1 mo. USD LIBOR + 3.00%), 6/30/25		16,226	16,238,281

Pacific Dental Services, LLC, Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 5/5/28		4,813	4,833,994

Padagis, LLC, Term Loan, 5.25%, (3 mo. USD LIBOR + 4.75%, Floor 0.50%), 7/6/28		8,425	8,451,328

Parexel International Corporation, Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 9/27/24		3,150	3,148,290

PetVet Care Centers, LLC, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 2/14/25		3,958	3,962,645

Phoenix Guarantor, Inc.:

Term Loan, 3.338%, (1 mo. USD LIBOR + 3.25%), 3/5/26		19,153	19,045,609

Term Loan, 3.586%, (1 mo. USD LIBOR + 3.50%), 3/5/26		10,512	10,453,766

Press Ganey Holdings, Inc., Term Loan, 4.50%, (USD LIBOR + 3.75%, Floor 0.75%), 7/24/26(14)		2,494	2,504,660

Project Ruby Ultimate Parent Corp., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/3/28		11,716	11,717,953

Radiology Partners, Inc., Term Loan, 4.336%, (1 mo. USD LIBOR + 4.25%), 7/9/25		34,817	34,823,773

38	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Radnet Management, Inc., Term Loan, 3.754%, (USD LIBOR + 3.00%, Floor 0.75%), 4/21/28(14)		13,391	$13,385,465

Ramsay Generale de Sante S.A., Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 4/22/27	EUR	9,100	10,517,137

Select Medical Corporation, Term Loan, 2.34%, (1 mo. USD LIBOR + 2.25%), 3/6/25		27,023	26,911,120

Signify Health, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 6/22/28		3,375	3,370,781

Sotera Health Holdings, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 12/11/26		13,328	13,294,820

Sound Inpatient Physicians, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 6/27/25		2,369	2,368,693

Sunshine Luxembourg VII S.a.r.l., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 10/1/26		15,161	15,224,708

Surgery Center Holdings, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 8/31/26		24,354	24,438,362

Synlab Bondco PLC, Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	2,125	2,444,635

Team Health Holdings, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 2/6/24		7,144	6,820,305

U.S. Anesthesia Partners, Inc., Term Loan, 4.75%, (6 mo. USD LIBOR + 4.25%, Floor 0.50%), 10/1/28		23,725	23,751,691

US Radiology Specialists, Inc., Term Loan, 6.25%, (3 mo. USD LIBOR + 5.50%, Floor 0.75%), 12/10/27		8,635	8,677,155

Verscend Holding Corp., Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 8/27/25		27,441	27,522,833

			$790,947,170

Home Furnishings — 1.3%

ACProducts, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.25%, Floor 0.50%), 5/17/28		18,953	$18,918,272

Conair Holdings, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 5/17/28		24,700	24,734,728

Mattress Firm, Inc., Term Loan, 5.00%, (6 mo. USD LIBOR + 4.25%, Floor 0.75%), 9/25/28		16,800	16,750,121

Serta Simmons Bedding, LLC:

Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 8/10/23		13,501	13,703,265

Term Loan - Second Lien, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 8/10/23		44,590	42,156,441

			$116,262,827

Borrower/Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment — 4.2%

AI Alpine AT Bidco GmbH, Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 10/31/25	EUR	6,125	$6,940,858

Albion Financing 3 S.a.r.l., Term Loan, 8/17/26(13)		18,675	18,581,625

Alliance Laundry Systems, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 10/8/27		9,803	9,838,137

Altra Industrial Motion Corp., Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 10/1/25		6,190	6,166,341

American Trailer World Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/3/28		14,439	14,390,082

Apex Tool Group, LLC, Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%, Floor 1.25%), 8/1/24		21,577	21,625,058

CFS Brands, LLC, Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 3/20/25		3,672	3,630,982

Clark Equipment Company:

Term Loan, 1.967%, (3 mo. USD LIBOR + 1.84%), 5/18/24		9,932	9,879,204

Term Loan, 2.382%, (3 mo. USD LIBOR + 2.25%), 5/18/24		4,726	4,714,434

CPM Holdings, Inc., Term Loan, 3.582%, (1 mo. USD LIBOR + 3.50%), 11/17/25		3,208	3,197,736

Delachaux Group S.A., Term Loan, 4.629%, (3 mo. USD LIBOR + 4.50%), 4/16/26		4,998	4,988,629

DexKo Global, Inc.:

Term Loan, 0.00%, 10/4/28(12)		2,172	2,174,715

Term Loan, 0.00%, 10/4/28(12)	EUR	1,012	1,169,600

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 9/22/28	EUR	3,272	3,780,047

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 9/22/28	EUR	6,291	7,268,939

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/4/28		11,403	11,417,254

DXP Enterprises, Inc., Term Loan, 5.75%, (1 mo. USD LIBOR + 4.75%, Floor 1.00%), 12/16/27		4,268	4,271,753

Dynacast International, LLC:

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 7/22/25		14,290	14,325,722

Term Loan, 10.25%, (3 mo. USD LIBOR + 9.25%, Floor 1.00%), 10/22/25		3,096	3,188,916

Engineered Machinery Holdings, Inc.:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 5/5/28	EUR	10,875	12,558,927

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 5/19/28		17,398	17,450,364

Term Loan - Second Lien, 6.75%, (3 mo. USD LIBOR + 6.00%, Floor 0.75%), 5/21/29		2,000	2,020,000

39	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

EWT Holdings III Corp., Term Loan, 2.625%, (1 mo. USD LIBOR + 2.50%), 4/1/28		8,579	$8,533,823

Filtration Group Corporation:

Term Loan, 3.088%, (1 mo. USD LIBOR + 3.00%), 3/29/25		6,464	6,406,386

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 3/29/25	EUR	2,976	3,439,385

Term Loan, 10/21/28(13)		8,975	8,983,975

GrafTech Finance, Inc., Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 2/12/25		4,974	4,986,619

Granite Holdings US Acquisition Co., Term Loan, 4.132%, (3 mo. USD LIBOR + 4.00%), 9/30/26		14,472	14,464,795

Harsco Corporation, Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 3/10/28		3,441	3,436,000

Hayward Industries, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.50%, Floor 0.50%), 5/12/28		7,481	7,472,564

LTI Holdings, Inc.:

Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 9/6/25		5,723	5,659,126

Term Loan, 4.837%, (1 mo. USD LIBOR + 4.75%), 7/24/26		1,922	1,923,476

Term Loan, 4.837%, (1 mo. USD LIBOR + 4.75%), 7/24/26		2,058	2,061,859

Term Loan, 4.837%, (1 mo. USD LIBOR + 4.75%), 7/24/26		3,195	3,197,779

Madison IAQ, LLC, Term Loan, 3.75%, (6 mo. USD LIBOR + 3.25%, Floor 0.50%), 6/21/28		29,152	29,139,781

Minimax Viking GmbH, Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), 7/31/25	EUR	1,875	2,162,989

Quimper AB, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/16/26	EUR	20,175	23,170,819

Rexnord, LLC, Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 10/4/28		3,975	3,983,447

Robertshaw US Holding Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 2/28/25		17,163	16,631,699

SiteOne Landscape Supply, LLC, Term Loan, 2.50%, (3 mo. USD LIBOR + 2.00%, Floor 0.50%), 3/23/28		4,378	4,383,472

Tiger Acquisition, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 6/1/28		6,958	6,924,020

Titan Acquisition Limited, Term Loan, 3.167%, (3 mo. USD LIBOR + 3.00%), 3/28/25		20,673	20,340,008

Vertical US Newco, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.50%, Floor 0.50%), 7/30/27		7,651	7,673,282

Welbilt, Inc., Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 10/23/25		1,000	997,500

Borrower/Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Zephyr German BidCo GmbH, Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), 3/10/28	EUR	9,775	$11,298,486

			$380,850,613

Insurance — 1.8%

Alliant Holdings Intermediate, LLC:

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 5/9/25		4,814	$4,778,900

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 5/9/25		5,892	5,853,583

AmWINS Group, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 2/19/28		31,388	31,213,091

AssuredPartners, Inc., Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 2/12/27		8,995	8,948,935

Asurion, LLC:

Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 11/3/24		2,177	2,163,722

Term Loan, 3.212%, (1 mo. USD LIBOR + 3.13%), 11/3/23		18,409	18,377,971

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 12/23/26		3,474	3,441,545

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 7/31/27		11,841	11,739,358

Term Loan - Second Lien, 5.337%, (1 mo. USD LIBOR + 5.25%), 1/31/28		14,540	14,505,162

Financiere CEP S.A.S., Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), 6/18/27	EUR	4,125	4,795,918

FrontDoor, Inc., Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 6/17/28		873	871,994

Hub International Limited, Term Loan, 2.875%, (3 mo. USD LIBOR + 2.75%), 4/25/25		15,332	15,182,309

NFP Corp., Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 2/15/27		25,726	25,477,692

USI, Inc.:

Term Loan, 3.132%, (3 mo. USD LIBOR + 3.00%), 5/16/24		6,450	6,410,457

Term Loan, 3.382%, (3 mo. USD LIBOR + 3.25%), 12/2/26		3,459	3,438,067

			$157,198,704

Leisure Goods / Activities / Movies — 4.0%

AMC Entertainment Holdings, Inc., Term Loan, 3.086%, (1 mo. USD LIBOR + 3.00%), 4/22/26		15,704	$14,537,810

Amer Sports Oyj, Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), 3/30/26	EUR	11,925	13,797,609

Bombardier Recreational Products, Inc., Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 5/24/27		44,058	43,526,956

40	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Carnival Corporation:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 6/30/25	EUR	2,910	$3,362,815

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), 6/30/25		3,756	3,752,459

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.25%, Floor 0.75%), 10/18/28		32,025	32,029,996

City Football Group Limited, Term Loan, 4.00%, (6 mo. USD LIBOR + 3.50%, Floor 0.50%), 7/21/28		14,300	14,228,500

ClubCorp Holdings, Inc., Term Loan, 2.882%, (3 mo. USD LIBOR + 2.75%), 9/18/24		21,382	20,228,271

Creative Artists Agency, LLC, Term Loan, 11/27/26(13)		3,750	3,736,815

Crown Finance US, Inc.:

Term Loan, 3.50%, (6 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/28/25		24,492	20,323,693

Term Loan, 9.25%, (6 mo. USD LIBOR + 8.25%, Floor 1.00%), 5/23/24		2,800	3,027,309

Term Loan, 15.25%, (7.00% cash, 8.25% PIK), 5/23/24(16)		5,995	7,313,754

Delta 2 (LUX) S.a.r.l., Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/1/24		30,011	29,964,425

Etraveli Holding AB, Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 8/2/24	EUR	7,950	9,135,628

Herschend Entertainment Company, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 8/27/28		4,150	4,170,750

LABL, Inc., Term Loan, 10/29/28(13)		8,725	8,685,013

Lindblad Expeditions, Inc.:

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 4.75% cash, 1.25% PIK, 3/27/25		1,389	1,340,479

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 4.75% cash, 1.25% PIK, 3/27/25		5,556	5,361,915

Live Nation Entertainment, Inc., Term Loan, 1.875%, (1 mo. USD LIBOR + 1.75%), 10/17/26		15,790	15,513,523

Match Group, Inc., Term Loan, 1.874%, (3 mo. USD LIBOR + 1.75%), 2/13/27		6,450	6,393,562

Playtika Holding Corp., Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 3/13/28		21,500	21,495,407

Sandy BidCo B.V., Term Loan, 6/12/28(13)	EUR	14,258	16,518,755

SeaWorld Parks & Entertainment, Inc., Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 8/25/28		10,075	10,063,454

SRAM, LLC, Term Loan, 3.25%, (USD LIBOR + 2.75%, Floor 0.50%), 5/12/28(14)		2,682	2,682,149

Borrower/Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Steinway Musical Instruments, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 2/14/25		1,356	$1,345,812

Travel Leaders Group, LLC, Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 1/25/24		15,153	14,409,187

UFC Holdings, LLC, Term Loan, 3.50%, (6 mo. USD LIBOR + 2.75%, Floor 0.75%), 4/29/26		26,408	26,292,907

Vue International Bidco PLC, Term Loan, 4.75%, (6 mo. EURIBOR + 4.75%), 7/3/26	EUR	3,878	4,249,094

WMG Acquisition Corp., Term Loan, 2.212%, (1 mo. USD LIBOR + 2.13%), 1/20/28		500	497,986

			$357,986,033

Lodging and Casinos — 1.9%

Aristocrat Technologies, Inc., Term Loan, 1.882%, (3 mo. USD LIBOR + 1.75%), 10/19/24		7,466	$7,427,220

Boyd Gaming Corporation, Term Loan, 2.324%, (1 week USD LIBOR + 2.25%), 9/15/23		2,029	2,029,426

Churchill Downs Incorporated, Term Loan, 2.09%, (1 mo. USD LIBOR + 2.00%), 12/27/24		3,369	3,364,539

Four Seasons Hotels Limited, Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 11/30/23		4,594	4,590,164

Golden Nugget, Inc.:

Term Loan, 3.25%, (USD LIBOR + 2.50%, Floor 0.75%), 10/4/23(14)		26,988	26,879,718

Term Loan, 13.00%, (3 mo. USD LIBOR + 12.00%, Floor 1.00%), 10/4/23		1,875	2,048,438

GVC Holdings PLC, Term Loan, 2.25%, (6 mo. EURIBOR + 2.25%), 3/29/24	EUR	21,225	24,329,920

Hilton Grand Vacations Borrower, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 8/2/28		9,125	9,154,656

Oravel Stays Singapore Pte. Ltd., Term Loan, 9.00%, (3 mo. USD LIBOR + 8.25%, Floor 0.75%), 6/23/26		5,461	5,898,217

Playa Resorts Holding B.V., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 4/29/24		19,872	19,436,182

Raptor Acquisition Corp., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 11/1/26		7,114	7,159,561

Sportradar Capital S.a.r.l., Term Loan, 4.25%, (6 mo. EURIBOR + 4.25%), 11/22/27	EUR	3,550	4,122,607

Stars Group Holdings B.V. (The):

Term Loan, 2.382%, (3 mo. USD LIBOR + 2.25%), 7/21/26		24,125	24,063,433

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), 7/21/26	EUR	11,225	13,000,429

41	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

Twin River Worldwide Holdings, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 8/6/28		13,000	$13,007,319

			$166,511,829

Nonferrous Metals / Minerals — 0.3%

American Consolidated Natural Resources, Inc., Term Loan, 17.00%, (3 mo. USD LIBOR + 16.00%, Floor 1.00%), 14.00% cash, 3.00% PIK, 9/16/25		3,979	$4,081,854

Oxbow Carbon, LLC, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), 10/13/25		5,780	5,803,174

Rain Carbon GmbH, Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 1/16/25	EUR	15,625	17,934,561

			$27,819,589

Oil and Gas — 2.0%

Ameriforge Group, Inc.:

Term Loan, 12.57%, (1 mo. USD LIBOR + 13.00%, Floor 1.00%), 12/31/23(12)		2,945	$1,464,934

Term Loan, 14.00%, (3 mo. USD LIBOR + 13.00%, Floor 1.00%), 9.00% cash, 5.00% PIK, 12/31/23		23,158	11,521,295

Apergy Corporation:

Term Loan, 2.625%, (1 mo. USD LIBOR + 2.50%), 5/9/25		328	327,318

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.00%, Floor 1.00%), 6/3/27		1,594	1,622,305

Buckeye Partners L.P., Term Loan, 2.334%, (1 mo. USD LIBOR + 2.25%), 11/1/26		13,396	13,346,824

Centurion Pipeline Company, LLC:

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 9/29/25		3,136	3,120,631

Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 9/28/25		1,638	1,626,366

CITGO Holding, Inc., Term Loan, 8.00%, (6 mo. USD LIBOR + 7.00%, Floor 1.00%), 8/1/23		2,524	2,515,614

CITGO Petroleum Corporation, Term Loan, 7.25%, (3 mo. USD LIBOR + 6.25%, Floor 1.00%), 3/28/24		22,903	23,020,758

CQP Holdco L.P., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 6/5/28		21,945	21,938,153

Delek US Holdings, Inc.:

Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 3/31/25		3,381	3,289,102

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), 3/31/25		5,798	5,826,594

Borrower/Description		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Gulf Finance, LLC, Term Loan, 6.25%, (1 mo. USD LIBOR + 5.25%, Floor 1.00%), 8/25/23		1,990	$1,923,632

ITT Holdings, LLC, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 7/10/28		7,450	7,440,688

Lealand Finance Company B.V., Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 1.087% cash, 3.00% PIK, 6/30/25		2,369	1,115,941

Matador Bidco S.a.r.l., Term Loan, 4.837%, (1 mo. USD LIBOR + 4.75%), 10/15/26		30,229	30,331,429

McDermott Technology Americas, Inc., DIP Letter of Credit, 4.475%, 6/28/24(12)		9,039	6,779,527

Oryx Midstream Services Permian Basin, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 10/5/28		9,750	9,725,625

Prairie ECI Acquiror L.P., Term Loan, 4.837%, (1 mo. USD LIBOR + 4.75%), 3/11/26		5,957	5,765,862

QuarterNorth Energy Holding, Inc., Term Loan - Second Lien, 9.00%, (3 mo. USD LIBOR + 8.00%, Floor 1.00%), 8/27/26		5,729	5,764,962

RDV Resources Properties, LLC, Term Loan, 9.50%, (1 mo. USD LIBOR + 8.50%, Floor 1.00%), 3/29/24		5,656	4,185,072

Sunrise Oil & Gas Properties, LLC:

Term Loan, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), 1/17/23		2,062	2,033,489

Term Loan - Second Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), 1/17/23		2,196	2,166,166

Term Loan - Third Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), 1/17/23		2,537	2,502,531

UGI Energy Services, LLC, Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 8/13/26		10,044	10,084,610

			$179,439,428

Publishing — 0.6%

Adevinta ASA:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 6/26/28	EUR	8,075	$9,346,899

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), 6/26/28		2,170	2,173,969

Alchemy Copyrights, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 3/10/28		3,589	3,597,790

Ascend Learning, LLC:

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 7/12/24		5,283	5,298,464

Term Loan, 7/12/24(13)		3,179	3,180,936

Axel Springer S.E., Term Loan, 5.00%, (3 mo. EURIBOR + 5.00%), 12/18/26	EUR	2,000	2,317,780

42	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Publishing (continued)

Getty Images, Inc.:

Term Loan, 4.587%, (1 mo. USD LIBOR + 4.50%), 2/19/26		23,184	$23,241,471

Term Loan, 5.00%, (1 mo. EURIBOR + 5.00%), 2/19/26	EUR	3,724	4,319,807

Tweddle Group, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 9/17/23		1,717	1,694,315

			$55,171,431

Radio and Television — 1.6%

Diamond Sports Group, LLC, Term Loan, 3.34%, (1 mo. USD LIBOR + 3.25%), 8/24/26		23,360	$12,357,591

Entercom Media Corp., Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 11/18/24		1,398	1,386,778

Entravision Communications Corporation, Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 11/29/24		7,241	7,192,673

Gray Television, Inc., Term Loan, 10/20/28(13)		11,925	11,928,720

Hubbard Radio, LLC, Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), 3/28/25		7,224	7,237,201

iHeartCommunications, Inc., Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 5/1/26		2,365	2,350,825

Mission Broadcasting, Inc., Term Loan, 2.582%, (1 mo. USD LIBOR + 2.50%), 5/26/28		3,691	3,690,750

Nexstar Broadcasting, Inc.:

Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 1/17/24		16,854	16,839,870

Term Loan, 2.582%, (1 mo. USD LIBOR + 2.50%), 9/18/26		9,508	9,505,299

Sinclair Television Group, Inc.:

Term Loan, 2.59%, (1 mo. USD LIBOR + 2.50%), 9/30/26		6,297	6,220,747

Term Loan, 3.09%, (1 mo. USD LIBOR + 3.00%), 4/1/28		23,136	22,851,675

Terrier Media Buyer, Inc., Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 12/17/26		19,006	18,957,668

Univision Communications, Inc.:

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 3/15/24		22,091	22,092,772

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/15/26		3,367	3,367,613

			$145,980,182

Retailers (Except Food and Drug) — 1.3%

BJ’s Wholesale Club, Inc., Term Loan, 2.084%, (1 mo. USD LIBOR + 2.00%), 2/3/24		1,318	$1,320,273

Borrower/Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

CNT Holdings I Corp., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/8/27	6,107	$6,124,197

David’s Bridal, Inc.:

Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), 6/30/23	4,384	4,076,023

Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 6.00% cash, 5.00% PIK, 6/23/23	3,749	3,735,396

Gloves Buyer, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 1/20/28	8,010	8,019,762

Go Wireless, Inc., Term Loan, 7.50%, (1 mo. USD LIBOR + 6.50%, Floor 1.00%), 12/22/24	5,790	5,818,737

Great Outdoors Group, LLC, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/6/28	39,973	40,180,804

Harbor Freight Tools USA, Inc., Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 10/19/27	29,517	29,478,573

Hoya Midco, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/30/24	5,279	5,276,425

PetSmart, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/11/28	15,191	15,230,510

Phillips Feed Service, Inc., Term Loan, 8.00%, (3 mo. USD LIBOR + 7.00%, Floor 1.00%), 11/13/24(6)	480	384,261

Pier 1 Imports (U.S.), Inc., Term Loan, 0.00%, 4/30/22(6)(15)	254	203,488

		$119,848,449

Steel — 0.4%

Atkore International, Inc., Term Loan, 2.50%, (3 mo. USD LIBOR + 2.00%, Floor 0.50%), 5/26/28	7,670	$7,660,225

Phoenix Services International, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 3/1/25	8,618	8,572,438

TMS International Corp., Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 8/14/24(14)	1,787	1,784,267

Zekelman Industries, Inc., Term Loan, 2.086%, (1 mo. USD LIBOR + 2.00%), 1/24/27	19,852	19,697,253

		$37,714,183

Surface Transport — 0.6%

Avis Budget Car Rental, LLC, Term Loan, 1.84%, (1 mo. USD LIBOR + 1.75%), 8/6/27	7,067	$6,929,303

Hertz Corporation (The):

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 6/30/28	2,577	2,582,901

43	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Surface Transport (continued)

Hertz Corporation (The): (continued)

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 6/30/28		13,639	$13,670,926

Kenan Advantage Group, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/24/26		22,368	22,395,466

PODS, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 3/31/28		3,881	3,880,155

XPO Logistics, Inc., Term Loan, 1.83%, (1 mo. USD LIBOR + 1.75%), 2/24/25		4,275	4,254,159

			$53,712,910

Telecommunications — 2.6%

Avaya, Inc., Term Loan, 4.09%, (1 mo. USD LIBOR + 4.00%), 12/15/27		1,600	$1,605,571

CenturyLink, Inc., Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 3/15/27		50,537	50,020,699

Ciena Corporation, Term Loan, 1.836%, (1 mo. USD LIBOR + 1.75%), 9/26/25		1,894	1,897,329

Cyxtera DC Holdings, Inc.:

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 5/1/24		22,237	22,143,654

Term Loan, 5/1/24(13)		3,160	3,160,468

Digicel International Finance Limited, Term Loan, 3.43%, (6 mo. USD LIBOR + 3.25%), 5/28/24		14,205	13,843,937

GEE Holdings 2, LLC:

Term Loan, 9.00%, (3 mo. USD LIBOR + 8.00%, Floor 1.00%), 3/24/25		9,639	9,627,068

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 2.50% cash, 6.75% PIK, 3/23/26		6,415	5,805,356

Intelsat Jackson Holdings S.A.:

DIP Loan, 5.392%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 10/13/22(12)		12,846	12,910,331

Term Loan, 8.00%, (USD Prime + 4.75%), 11/27/23		15,550	15,720,086

Term Loan, 8.75%, (USD Prime + 5.50%), 1/2/24		15,794	16,037,552

Level 3 Financing, Inc., Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 3/1/27		1,098	1,084,757

Onvoy, LLC, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), 2/10/24		11,847	11,851,781

Syniverse Holdings, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 3/9/23		11,001	11,008,888

Zayo Group Holdings, Inc., Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), 3/9/27	EUR	4,183	4,744,110

Borrower/Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Ziggo Financing Partnership, Term Loan, 2.59%, (1 mo. USD LIBOR + 2.50%), 4/30/28	47,575	$47,106,672

		$228,568,259

Utilities — 0.3%

Brookfield WEC Holdings, Inc., Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 8/1/25	7,679	$7,633,964

Calpine Corporation:

Term Loan, 2.09%, (1 mo. USD LIBOR + 2.00%), 4/5/26	4,466	4,419,793

Term Loan, 2.59%, (1 mo. USD LIBOR + 2.50%), 12/16/27	10,789	10,762,496

Longview Power, LLC, Term Loan, 11.50%, (3 mo. USD LIBOR + 10.00%, Floor 1.50%), 7/30/25	590	600,691

USIC Holdings, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 5/12/28	6,050	6,050,944

		$29,467,888

Total Senior Floating-Rate Loans (identified cost $7,866,056,717)		$7,797,825,913

Warrants — 0.1%
Security	Shares	Value

Leisure Goods / Activities / Movies — 0.0%(9)

Cineworld Group PLC, Exp. 11/23/25(7)(8)	1,791,400	$483,215

		$483,215

Oil and Gas — 0.1%

QuarterNorth Energy, Inc., Exp. 8/27/28(7)(8)	60,735	$6,286,072

		$6,286,072

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Exp. 11/26/22(6)(7)(8)	51,888	$0

		$0

Total Warrants (identified cost $0)		$6,769,287

44	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Short-Term Investments — 7.4%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(17)	667,360,691	$667,360,691

Total Short-Term Investments (identified cost $667,360,691)		$667,360,691

Total Investments — 105.3% (identified cost $9,536,564,197)		$9,465,358,318

Less Unfunded Loan Commitments — (0.3)%		$(26,389,547)

Net Investments — 105.0% (identified cost $9,510,174,650)		$9,438,968,771

Other Assets, Less Liabilities — (5.0)%		$(452,187,000)

Net Assets — 100.0%		$8,986,781,771

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2021, the aggregate value of these securities is $835,640,893 or 9.3% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2021.

(3)	Variable rate security whose interest rate will be determined after October 31, 2021.

(4)	When-issued, variable rate security whose interest rate will be determined after October 31, 2021.

(5)	Affiliated company (see Note 8).

(6)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(7)	Non-income producing security.

(8)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(9)	Amount is less than 0.05%.

(10)	Restricted security (see Note 5).

(11)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or a minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(12)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2021, the total value of unfunded loan commitments is $24,018,264. See Note 1F for description.

(13)	This Senior Loan will settle after October 31, 2021, at which time the interest rate will be determined.

(14)

The stated interest rate represents the weighted average interest rate at October 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(15)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(16)	Fixed-rate loan.

(17)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

45	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	191,226,242	USD	221,296,569	Standard Chartered Bank	11/2/21	$—	$(239,057)

USD	200,532,238	EUR	172,938,197	Standard Chartered Bank	11/2/21	615,705	—

USD	21,236,246	EUR	18,288,045	State Street Bank and Trust Company	11/2/21	95,268	—

USD	59,095,975	EUR	50,000,000	HSBC Bank USA, N.A.	11/30/21	1,264,530	—

USD	59,063,930	EUR	50,000,000	HSBC Bank USA, N.A.	11/30/21	1,232,485	—

USD	59,088,595	EUR	50,000,000	Standard Chartered Bank	11/30/21	1,257,150	—

USD	68,315,360	EUR	57,825,159	State Street Bank and Trust Company	11/30/21	1,433,110	—

USD	14,093,306	EUR	12,000,000	State Street Bank and Trust Company	11/30/21	213,760	—

USD	8,292,208	EUR	7,000,000	State Street Bank and Trust Company	11/30/21	195,806	—

USD	699,277	EUR	601,196	State Street Bank and Trust Company	11/30/21	3,916	—

USD	221,421,026	EUR	191,226,242	Standard Chartered Bank	12/2/21	234,629	—

USD	45,592,787	EUR	39,414,978	HSBC Bank USA, N.A.	12/30/21	—	(42,006)

USD	137,296,085	EUR	118,215,948	State Street Bank and Trust Company	12/30/21	425,265	—

USD	74,073,208	EUR	63,774,709	State Street Bank and Trust Company	12/30/21	234,637	—

USD	49,390,335	EUR	42,516,472	State Street Bank and Trust Company	12/30/21	164,622	—

USD	4,988,257	EUR	4,264,057	State Street Bank and Trust Company	12/31/21	51,145	—

USD	21,942,241	GBP	15,968,594	State Street Bank and Trust Company	1/31/22	83,511	—

USD	22,331,708	GBP	16,254,865	State Street Bank and Trust Company	1/31/22	81,116	—

						$7,586,655	$(281,063)

Abbreviations:

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

SONIA	–	Sterling Overnight Interbank Average

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

46	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value (identified cost, $8,840,468,551)	$8,761,534,492

Affiliated investments, at value (identified cost, $669,706,099)	677,434,279

Cash	123,419,011

Deposits for derivatives collateral — forward foreign currency exchange contracts	840,000

Foreign currency, at value (identified cost, $33,560,728)	33,525,450

Interest receivable	25,774,090

Dividends receivable from affiliated investments	23,171

Receivable for investments sold	10,263,349

Receivable for open forward foreign currency exchange contracts	7,586,655

Other receivables	2,137,539

Prepaid expenses	573,787

Total assets	$9,643,111,823

Liabilities

Payable for investments purchased	$649,309,855

Payable for when-issued securities	1,500,000

Payable for open forward foreign currency exchange contracts	281,063

Payable to affiliates:

Investment adviser fee	3,673,653

Trustees’ fees	9,042

Accrued expenses	1,556,439

Total liabilities	$656,330,052

Net Assets applicable to investors’ interest in Portfolio	$8,986,781,771

47	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest and other income	$292,253,734

Dividends (net of foreign taxes, $171,797)	4,850,123

Dividends from affiliated investments	451,195

Total investment income	$297,555,052

Expenses

Investment adviser fee	$36,249,354

Trustees’ fees and expenses	108,455

Custodian fee	1,363,186

Legal and accounting services	468,698

Interest expense and fees	2,245,707

Miscellaneous	312,909

Total expenses	$40,748,309

Net investment income	$256,806,743

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(8,482,886)

Investment transactions — affiliated investments	(191)

Foreign currency transactions	3,718,429

Forward foreign currency exchange contracts	13,919,724

Net realized gain	$9,155,076

Change in unrealized appreciation (depreciation) —

Investments	$243,823,143

Investments — affiliated investments	(22,292,157)

Foreign currency	708,407

Forward foreign currency exchange contracts	2,507,089

Net change in unrealized appreciation (depreciation)	$224,746,482

Net realized and unrealized gain	$233,901,558

Net increase in net assets from operations	$490,708,301

48	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$256,806,743	$271,089,792

Net realized gain (loss)	9,155,076	(327,446,076)

Net change in unrealized appreciation (depreciation)	224,746,482	33,872,092

Net increase (decrease) in net assets from operations	$490,708,301	$(22,484,192)

Capital transactions —

Contributions	$3,163,957,748	$266,696,978

Withdrawals	(317,385,727)	(2,561,352,547)

Net increase (decrease) in net assets from capital transactions	$2,846,572,021	$(2,294,655,569)

Net increase (decrease) in net assets	$3,337,280,322	$(2,317,139,761)

Net Assets

At beginning of year	$5,649,501,449	$7,966,641,210

At end of year	$8,986,781,771	$5,649,501,449

49	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2021	2020	2019	2018	2017

Ratios (as a percentage of average daily net assets):

Expenses	0.56%	0.59%	0.55%	0.54%	0.56%

Net investment income	3.51%	4.17%	5.09%	4.38%	4.07%

Portfolio Turnover	26%	28%	16%	30%	42%

Total Return	7.80%	1.18%	1.64%	5.05%	5.69%

Net assets, end of year (000’s omitted)	$8,986,782	$5,649,501	$7,966,641	$11,502,389	$9,795,966

50	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2021, Eaton Vance Floating-Rate Fund and Eaton Vance Floating-Rate & High Income Fund held an interest of 86.3% and 13.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which

51

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Notes to Financial Statements — continued

is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2021, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.

52

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Portfolio’s prior fee reduction agreements were incorporated into the New Agreement. Pursuant to the New Agreement (and the investment advisory agreement with BMR in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.5750%

$1 billion but less than $2 billion	0.5250%

$2 billion but less than $5 billion	0.4900%

$5 billion but less than $10 billion	0.4600%

$10 billion but less than $15 billion	0.4350%

$15 billion but less than $20 billion	0.4150%

$20 billion but less than $25 billion	0.4000%

$25 billion and over	0.3900%

For the year ended October 31, 2021, the Portfolio’s investment adviser fee amounted to $36,249,354 or 0.50% of the Portfolio’s average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and principal repayments on Senior Loans, aggregated $4,912,161,423 and $1,880,652,417, respectively, for the year ended October 31, 2021.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$9,499,395,532

Gross unrealized appreciation	$80,917,989

Gross unrealized depreciation	(141,583,807)

Net unrealized depreciation	$(60,665,818)

5  Restricted Securities

At October 31, 2021, the Portfolio owned the following securities (representing 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks

Skillsoft Corp.	6/23/21	893,525	$8,935,250	$10,789,136

53

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Notes to Financial Statements — continued

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2021 is included in the Portfolio of Investments. At October 31, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $281,063. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $840,000 at October 31, 2021.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2021 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$7,586,655	(1)	$(281,063	)(2)

Total Derivatives subject to master netting or similar agreements	$7,586,655		$(281,063)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

54

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Notes to Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

HSBC Bank USA, N.A.	$2,497,015	$(42,006)	$(778,125)	$—	$1,676,884

Standard Chartered Bank	2,107,484	(239,057)	—	—	1,868,427

State Street Bank and Trust Company	2,982,156	—	(2,982,156)	—	—

	$7,586,655	$(281,063)	$(3,760,281)	$—	$3,545,311

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

HSBC Bank USA, N.A.	$(42,006)	$42,006	$—	$—	$—

Standard Chartered Bank	(239,057)	239,057	—	—	—

	$(281,063)	$281,063	$—	$—	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$13,919,724	$2,507,089

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2021, which is indicative of the volume of this derivative type, was approximately $817,103,000.

7  Credit Facility

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $650 million ($750 million prior to March 8, 2021) unsecured credit facility agreement (Agreement) with a group of banks, which is in effect through March 7, 2022. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is payable on amounts borrowed overnight at the Federal Funds rate plus a margin and for all other amounts borrowed for longer periods at a base rate or LIBOR, plus a margin. Base rate is the highest of (a) the administrative agent’s prime rate, (b) the Federal Funds Rate plus a margin and (c) the one month London Interbank Offered Rate (LIBOR) rate plus a margin. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of each lender’s commitment amount is allocated among the participating portfolios and fund at the end of each quarter. Also included in interest expense and fees on the Statement of Operations is approximately $1,199,000 of amortization of upfront fees paid by the Portfolio in connection with the annual renewal of the Agreement. The unamortized balance of

55

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Notes to Financial Statements — continued

upfront fees at October 31, 2021 is $439,550 and is included in prepaid expenses in the Statement of Assets and Liabilities. Because the credit facility is not available exclusively to the Portfolio and the maximum amount is capped, it may be unable to borrow some or all of a requested amount at any particular time. The Portfolio did not have any significant borrowings during the year ended October 31, 2021.

8  Investments in Affiliated Companies/Funds

An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At October 31, 2021, the value of the Portfolio’s investment in affiliated companies and funds was $677,434,279, which represents 7.5% of the Portfolio’s net assets. Transactions in affiliated companies and funds by the Portfolio for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/ Units, end of period

Common Stocks*

IAP Global Services, LLC(1)(2)(3)	$32,365,745	$—	$—	$—	$(22,292,157)	$10,073,588	$—	2,577

Short Term Investments

Eaton Vance Cash Reserves Fund, LLC	183,387,147	2,630,755,777	(2,146,782,042)	(191)	—	667,360,691	451,195	667,360,691

Totals				$(191)	$(22,292,157)	$677,434,279	$451,195

*	The related industry is the same as the presentation in the Portfolio of Investments.

(1)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(2)	Non-income producing security.

(3)	A portion of the shares were acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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October 31, 2021

Notes to Financial Statements — continued

At October 31, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Asset-Backed Securities	$—	$267,118,302	$—	$267,118,302

Common Stocks	28,054,256	27,029,057	34,813,887	89,897,200

Convertible Preferred Stocks	—	4,286,462	—	4,286,462

Corporate Bonds	—	577,133,882	—	577,133,882

Exchange-Traded Funds	48,240,900	—	—	48,240,900

Preferred Stocks	—	6,725,681	0	6,725,681

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	7,765,246,715	6,189,651	7,771,436,366

Warrants	—	6,769,287	0	6,769,287

Short-Term Investments	—	667,360,691	—	667,360,691

Total Investments	$76,295,156	$9,321,670,077	$41,003,538	$9,438,968,771

Forward Foreign Currency Exchange Contracts	$—	$7,586,655	$—	$7,586,655

Total	$76,295,156	$9,329,256,732	$41,003,538	$9,446,555,426

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(281,063)	$—	$(281,063)

Total	$—	$(281,063)	$—	$(281,063)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.

10  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to

57

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Notes to Financial Statements — continued

determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

58

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Eaton Vance Floating Rate Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 16, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

59

Eaton Vance

Floating-Rate Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

60

Eaton Vance

Floating-Rate Fund

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Eaton Vance Floating Rate Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust and Portfolio, and his former position with EVC, which was an affiliate of the Trust and Portfolio prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

61

Eaton Vance

Floating-Rate Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial

Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

62

Eaton Vance

Floating-Rate Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

63

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

64

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

65

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

66

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Investment Adviser of Eaton Vance Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Floating-Rate Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1044    10.31.21

Eaton Vance

Floating-Rate & High Income Fund

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2021

Eaton Vance

Floating-Rate & High Income Fund

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Amid a global recovery from the pandemic-induced sell-off that had engulfed equity and credit markets, senior loans displayed their value as a portfolio diversifier by outperforming the majority of U.S. fixed-income asset classes — including government debt and investment-grade corporate bonds — during the 12-month period ended October 31, 2021.

As the period opened on November 1, 2020, senior loans were in the midst of a rally that had begun the previous March when central banks around the world stepped in to support capital markets. At that time, the U.S. Federal Reserve (the Fed) had cut its benchmark federal funds rate to 0.00%-0.25%, initiated a significant bond-buying program, and announced other policy measures to help global credit markets.

The loan rally continued through the rest of 2020 and into the new year, as senior loans offered attractive spreads versus other asset classes in a yield-starved environment. In the closing months of 2020, the easing of political uncertainties following the U.S. presidential election, coupled with the emergency approval and rollout of two COVID-19 vaccines, added fuel to the loan rally.

Except for pauses in March and July 2021 when returns were flat, the loan rally continued throughout the period. A massive fiscal stimulus package passed by the U.S. Congress, a still-accommodative set of monetary policies by the Fed, the ongoing rollout of vaccines, the reopening of U.S. businesses, and comparatively low yields in other fixed-income asset classes all provided tailwinds for senior loans during the period.

Technical factors also bolstered loan performance as demand outpaced supply for most of the period. Contributing factors included an increase in institutional demand for structured loan products and a return to net monthly inflows for retail funds in December 2020, for the first time since the previous January. Retail funds continued to experience monthly net inflows from the beginning of 2021 through period-end.

Issuer fundamentals improved as well, with rating upgrades outpacing rating downgrades during the period. The trailing 12-month default rate plummeted from 4.11% at the beginning of the period to 0.20% at period-end, well below the market’s 3.20% long-term average. Reflecting the improved economic environment, the average loan price rose from $93.17 at the start of the period to $98.55 at period-end.

For the period as a whole, lower quality loans outperformed higher quality issues, with BBB, BB, B, CCC and D rated (defaulted) loans in the S&P/LSTA Leveraged Loan Index (the Index), a broad measure of the asset class, returning 4.29%, 5.52%, 8.33%, 21.83%, and 5.80%, respectively, and the Index overall returning 8.47% during the one-year period.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Floating-Rate & High Income Fund (the Fund) returned 8.14% for Class A shares at net asset value (NAV), underperforming its benchmark, the Index, which returned 8.47%.

The Index is unmanaged, and returns do not reflect any applicable sales charges, commissions, or expenses.

The Fund has historically tended to maintain underweight exposures relative to the Index to lower credit-quality segments of the market, namely the CCC and D (defaulted) rating tiers within the Index. This strategy may help the Fund experience limited credit losses over the long run, but it may detract from relative performance versus the Index in times when lower quality loans perform well. This underweight exposure to lower quality loans, which tend to have higher coupon yields, may also result in a lower average coupon yield for the Fund relative to the Index. During the period, the Fund’s underweight position in loans rated CCC and below, which generally outperformed the Index, detracted from Fund performance versus the Index.

Loan selections in the oil and gas and the aerospace and defense industries detracted from returns versus the Index as well. The Fund’s cash allocation also dragged on relative performance during a period when loan prices rose.

In contrast, contributors to Fund performance versus the Index included loan selections within the telecommunications industry; an underweight exposure to the weak-performing utilities industry; and the Fund’s allocation to collateralized loan obligations, which are not represented in the Index.

The Fund’s holdings in high yield bonds also helped returns versus the Index, which does not include high yield bonds. High yield bonds, as measured by the ICE BofA U.S. High Yield Index, outperformed the loan market during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Performance2,3

Portfolio Managers Craig P. Russ, Kelley Baccei Gerrity, Stephen C. Concannon, CFA, Andrew N. Sveen, CFA, Jeffrey D. Mueller, Ralph Hinckley, CFA and Jake Lemle, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Advisers Class at NAV	09/07/2000	09/07/2000	8.20%	4.04%	4.25%
Class A at NAV	05/07/2003	09/07/2000	8.14	4.04	4.26
Class A with 2.25% Maximum Sales Charge	—	—	5.75	3.58	4.02
Class C at NAV	09/05/2000	09/05/2000	7.40	3.29	3.49
Class C with 1% Maximum Sales Charge	—	—	6.40	3.29	3.49
Class I at NAV	09/15/2000	09/15/2000	8.47	4.32	4.51
Class R6 at NAV	06/27/2016	09/15/2000	8.54	4.37	4.54

S&P/LSTA Leveraged Loan Index	—	—	8.47%	4.46%	4.64%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class C	Class I	Class R6

	1.08%	1.08%	1.83%	0.83%	0.79%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Advisers Class	$10,000	10/31/2011	$15,168	N.A.
Class C	$10,000	10/31/2011	$14,092	N.A.
Class I	$250,000	10/31/2011	$388,770	N.A.
Class R6	$1,000,000	10/31/2011	$1,559,710	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Fund Profile5

Asset Allocation (% of net assets)

*	Net of unfunded loan commitments.

Credit Quality (% of bonds, loans and ABS and CMBS)6

ABS – Asset-Backed Securities

CMBS – Commercial Mortgage-Backed Securities

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund invests in one or more affiliated investment companies (Portfolios). Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests. Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[6]

For Eaton Vance Floating Rate Portfolio’s investments, credit ratings are categorized using S&P Global Ratings (“S&P”). For High Income Opportunities Portfolio’s investments, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable and for purposes of ratings restrictions, the average of Moody’s, S&P and Fitch is used. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

Additional Information

ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries.

5

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period* (5/1/21 – 10/31/21)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,021.90	$5.25	1.03%
Class A	$1,000.00	$1,022.60	$5.25	1.03%
Class C	$1,000.00	$1,019.10	$9.01	1.77%
Class I	$1,000.00	$1,024.40	$3.98	0.78%
Class R6	$1,000.00	$1,024.60	$3.67	0.72%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,020.01	$5.24	1.03%
Class A	$1,000.00	$1,020.01	$5.24	1.03%
Class C	$1,000.00	$1,016.28	$9.00	1.77%
Class I	$1,000.00	$1,021.27	$3.97	0.78%
Class R6	$1,000.00	$1,021.58	$3.67	0.72%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost, $1,269,802,901)	$1,231,848,155

Investment in High Income Opportunities Portfolio, at value (identified cost, $258,438,669)	252,589,756

Receivable for Fund shares sold	4,864,020

Total assets	$1,489,301,931

Liabilities

Payable for Fund shares redeemed	$2,719,898

Distributions payable	305,575

Payable to affiliates:

Administration fee	186,153

Distribution and service fees	72,559

Trustees’ fees	42

Accrued expenses	252,372

Total liabilities	$3,536,599

Net Assets	$1,485,765,332

Sources of Net Assets

Paid-in capital	$1,632,159,693

Accumulated loss	(146,394,361)

Total	$1,485,765,332

Advisers Class Shares

Net Assets	$47,953,435

Shares Outstanding	5,497,957

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.72

Class A Shares

Net Assets	$187,278,978

Shares Outstanding	20,185,227

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.28

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$9.49

Class C Shares

Net Assets	$25,763,619

Shares Outstanding	2,959,273

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.71

Class I Shares

Net Assets	$1,187,123,478

Shares Outstanding	136,019,378

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.73

Class R6 Shares

Net Assets	$37,645,822

Shares Outstanding	4,313,448

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.73

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Dividends allocated from Portfolios (net of foreign taxes, $23,686)	$914,842

Interest and other income allocated from Portfolios	48,707,202

Expenses allocated from Portfolios	(6,347,423)

Total investment income from Portfolios	$43,274,621

Expenses

Administration fee	$1,740,455

Distribution and service fees

Advisers Class	113,897

Class A	447,602

Class C	287,223

Trustees’ fees and expenses	500

Custodian fee	60,352

Transfer and dividend disbursing agent fees	675,319

Legal and accounting services	56,520

Printing and postage	61,836

Registration fees	149,448

Miscellaneous	19,733

Total expenses	$3,612,885

Net investment income	$39,661,736

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —

Investment transactions	$3,979,569

Swap contracts	15,412

Foreign currency transactions	511,460

Forward foreign currency exchange contracts	2,057,092

Net realized gain	$6,563,533

Change in unrealized appreciation (depreciation) —

Investments	$34,936,654

Swap contracts	755

Foreign currency	99,392

Forward foreign currency exchange contracts	449,606

Net change in unrealized appreciation (depreciation)	$35,486,407

Net realized and unrealized gain	$42,049,940

Net increase in net assets from operations	$81,711,676

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$39,661,736	$41,268,817

Net realized gain (loss)	6,563,533	(48,091,435)

Net change in unrealized appreciation (depreciation)	35,486,407	(7,101,268)

Net increase (decrease) in net assets from operations	$81,711,676	$(13,923,886)

Distributions to shareholders —

Advisers Class	$(1,508,067)	$(2,478,130)

Class A	(5,914,908)	(7,236,627)

Class C	(739,232)	(1,643,196)

Class I	(30,164,249)	(28,118,971)

Class R6	(1,913,807)	(4,440,637)

Total distributions to shareholders	$(40,240,263)	$(43,917,561)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Advisers Class	$10,856,158	$5,105,504

Class A	71,141,571	43,498,366

Class C	4,899,960	4,878,305

Class I	784,873,745	265,692,958

Class R6	12,864,764	14,922,583

Net asset value of shares issued to shareholders in payment of distributions declared

Advisers Class	1,499,052	2,453,867

Class A	5,325,642	6,617,567

Class C	688,546	1,411,554

Class I	27,352,583	24,792,433

Class R6	1,246,431	2,219,228

Cost of shares redeemed

Advisers Class	(9,182,046)	(44,433,813)

Class A	(88,455,852)	(61,798,848)

Class C	(8,894,903)	(21,182,614)

Class I	(198,800,150)	(515,473,983)

Class R6	(56,987,938)	(62,940,600)

Net asset value of shares converted

Class A	10,132,881	4,775,909

Class C	(10,132,881)	(4,775,909)

Net increase (decrease) in net assets from Fund share transactions	$558,427,563	$(334,237,493)

Net increase (decrease) in net assets	$599,898,976	$(392,078,940)

Net Assets

At beginning of year	$885,866,356	$1,277,945,296

At end of year	$1,485,765,332	$885,866,356

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Financial Highlights

	Advisers Class

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$8.330	$8.620	$8.850	$8.880	$8.740

Income (Loss) From Operations

Net investment income(1)	$0.282	$0.324	$0.408	$0.364	$0.339

Net realized and unrealized gain (loss)	0.395	(0.277)	(0.228)	(0.028)	0.142

Total income from operations	$0.677	$0.047	$0.180	$0.336	$0.481

Less Distributions

From net investment income	$(0.287)	$(0.337)	$(0.410)	$(0.366)	$(0.341)

Total distributions	$(0.287)	$(0.337)	$(0.410)	$(0.366)	$(0.341)

Net asset value — End of year	$8.720	$8.330	$8.620	$8.850	$8.880

Total Return(2)	8.20%	0.75%	1.98%	3.85%	5.59%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$47,953	$42,806	$84,179	$133,055	$159,778

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.04%	1.08%	1.04%	1.01%	1.03%

Net investment income	3.25%	3.89%	4.68%	4.10%	3.83%

Portfolio Turnover of the Fund(4)	9%	8%	5%	12%	13%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Financial Highlights — continued

	Class A

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$8.870	$9.160	$9.410	$9.450	$9.300

Income (Loss) From Operations

Net investment income(1)	$0.300	$0.340	$0.434	$0.387	$0.360

Net realized and unrealized gain (loss)	0.415	(0.272)	(0.248)	(0.037)	0.153

Total income from operations	$0.715	$0.068	$0.186	$0.350	$0.513

Less Distributions

From net investment income	$(0.305)	$(0.358)	$(0.436)	$(0.390)	$(0.363)

Total distributions	$(0.305)	$(0.358)	$(0.436)	$(0.390)	$(0.363)

Net asset value — End of year	$9.280	$8.870	$9.160	$9.410	$9.450

Total Return(2)	8.14%	0.83%	2.04%	3.77%	5.60%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$187,279	$181,561	$195,385	$186,987	$199,714

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.04%	1.08%	1.04%	1.01%	1.03%

Net investment income	3.25%	3.84%	4.69%	4.10%	3.83%

Portfolio Turnover of the Fund(4)	9%	8%	5%	12%	13%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2021	2020		2019	2018	2017

Net asset value — Beginning of year	$8.320	$8.600		$8.830	$8.860	$8.720

Income (Loss) From Operations

Net investment income(1)	$0.218	$0.259		$0.341	$0.296	$0.272

Net realized and unrealized gain (loss)	0.394	(0.264)		(0.227)	(0.027)	0.142

Total income (loss) from operations	$0.612	$(0.005)		$0.114	$0.269	$0.414

Less Distributions

From net investment income	$(0.222)	$(0.275)		$(0.344)	$(0.299)	$(0.274)

Total distributions	$(0.222)	$(0.275)		$(0.344)	$(0.299)	$(0.274)

Net asset value — End of year	$8.710	$8.320		$8.600	$8.830	$8.860

Total Return(2)	7.40%	(0.00	)%(3)	1.33%	2.96%	4.92%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$25,764	$37,683		$59,716	$121,021	$137,536

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.79%	1.83%		1.79%	1.76%	1.78%

Net investment income	2.52%	3.12%		3.93%	3.35%	3.08%

Portfolio Turnover of the Fund(5)	9%	8%		5%	12%	13%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Amount is less than (0.005)%.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$8.340	$8.620	$8.850	$8.890	$8.740

Income (Loss) From Operations

Net investment income(1)	$0.301	$0.344	$0.430	$0.386	$0.361

Net realized and unrealized gain (loss)	0.398	(0.265)	(0.228)	(0.037)	0.153

Total income from operations	$0.699	$0.079	$0.202	$0.349	$0.514

Less Distributions

From net investment income	$(0.309)	$(0.359)	$(0.432)	$(0.389)	$(0.364)

Total distributions	$(0.309)	$(0.359)	$(0.432)	$(0.389)	$(0.364)

Net asset value — End of year	$8.730	$8.340	$8.620	$8.850	$8.890

Total Return(2)	8.47%	1.01%	2.35%	4.00%	5.97%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,187,123	$546,479	$808,175	$1,369,866	$1,280,058

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.78%	0.83%	0.79%	0.76%	0.77%

Net investment income	3.47%	4.12%	4.94%	4.35%	4.08%

Portfolio Turnover of the Fund(4)	9%	8%	5%	12%	13%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Financial Highlights — continued

	Class R6

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$8.340	$8.620	$8.850	$8.880	$8.740

Income (Loss) From Operations

Net investment income(1)	$0.312	$0.349	$0.435	$0.399	$0.366

Net realized and unrealized gain (loss)	0.393	(0.267)	(0.228)	(0.036)	0.138

Total income from operations	$0.705	$0.082	$0.207	$0.363	$0.504

Less Distributions

From net investment income	$(0.315)	$(0.362)	$(0.437)	$(0.393)	$(0.364)

Total distributions	$(0.315)	$(0.362)	$(0.437)	$(0.393)	$(0.364)

Net asset value — End of year	$8.730	$8.340	$8.620	$8.850	$8.880

Total Return(2)	8.54%	1.05%	2.41%	4.05%	5.97%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$37,646	$77,338	$130,492	$125,876	$15,491

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.74%	0.79%	0.73%	0.72%	0.73%

Net investment income	3.61%	4.19%	4.99%	4.49%	4.13%

Portfolio Turnover of the Fund(4)	9%	8%	5%	12%	13%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate & High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Advisers Class, Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide a high level of current income. The Fund currently pursues its objective by investing all of its investable assets in interests in two portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2021 were as follows: Eaton Vance Floating Rate Portfolio (13.7%) and High Income Opportunities Portfolio (25.3%). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Eaton Vance Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of High Income Opportunities Portfolio’s financial statements is available by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Eaton Vance Floating Rate Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of High Income Opportunities Portfolio.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

15

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$40,240,263	$43,917,561

During the year ended October 31, 2021, accumulated loss was decreased by $140,735 and paid-in capital was decreased by $140,735 due to the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(121,661,608)

Net unrealized depreciation	(24,427,178)

Distributions payable	(305,575)

Accumulated loss	$(146,394,361)

At October 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $121,661,608 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2021, $7,738,271 are short-term and $113,923,337 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with EVM in effect prior to March 1, 2021), the investment adviser fee is computed based on the Fund’s daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee per annum at the following rates for bank loans and bank loan related assets and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.575%

$1 billion but less than $2 billion	0.525%

$2 billion but less than $5 billion	0.490%

$5 billion but less than $10 billion	0.460%

$10 billion but less than $15 billion	0.435%

$15 billion but less than $20 billion	0.415%

$20 billion but less than $25 billion	0.400%

$25 billion and over	0.390%

16

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Notes to Financial Statements — continued

For high yield bonds and other instruments that are not bank loan related, the fee is an aggregate of a daily asset-based fee and a daily income-based fee at the following rates:

Total Daily Net Assets	Annual Fee Rate	Daily Income Rate

Up to $500 million	0.300%	3.00%

$500 million but less than $1 billion	0.275%	2.75%

$1 billion but less than $1.5 billion	0.250%	2.50%

$1.5 billion but less than $2 billion	0.225%	2.25%

$2 billion but less than $3 billion	0.200%	2.00%

$3 billion and over	0.175%	1.75%

For the year ended October 31, 2021, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ investment adviser fees. The Portfolios have engaged Boston Management and Research (BMR), an affiliate of EVM, to render investment advisory services. See Note 2 of the Portfolios’ Notes to Financial Statements. For the year ended October 31, 2021, the Fund’s allocated portion of investment adviser fees paid by the Portfolios amounted to $5,664,691 or 0.49% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2021, the administration fee amounted to $1,740,455.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2021, EVM earned $25,154 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,613 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2021. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares from March 1, 2021 through October 31, 2021 in the amount of $3,839. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2021 amounted to $113,897 for Advisers Class shares and $447,602 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2021, the Fund paid or accrued to EVD $215,417 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2021 amounted to $71,806 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2021, the Fund was informed that EVD received approximately $3,000 of CDSCs paid by Class A and Class C shareholders, respectively.

17

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Notes to Financial Statements — continued

6  Investment Transactions

For the year ended October 31, 2021, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Eaton Vance Floating Rate Portfolio	$513,777,870	$85,126,704

High Income Opportunities Portfolio	97,862,451	16,214,610

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2021	2020

Sales	1,249,799	626,290

Issued to shareholders electing to receive payments of distributions in Fund shares	172,853	294,072

Redemptions	(1,060,548)	(5,554,448)

Net increase (decrease)	362,104	(4,634,086)

	Year Ended October 31,
Class A	2021	2020

Sales	7,700,882	4,930,687

Issued to shareholders electing to receive payments of distributions in Fund shares	577,092	748,176

Redemptions	(9,681,206)	(7,069,657)

Converted from Class C shares	1,112,841	545,541

Net decrease	(290,391)	(845,253)

	Year Ended October 31,
Class C	2021	2020

Sales	565,472	595,239

Issued to shareholders electing to receive payments of distributions in Fund shares	79,607	169,877

Redemptions	(1,029,287)	(2,598,882)

Converted to Class A shares	(1,186,076)	(581,455)

Net decrease	(1,570,284)	(2,415,221)

	Year Ended October 31,
Class I	2021	2020

Sales	90,284,447	32,123,559

Issued to shareholders electing to receive payments of distributions in Fund shares	3,148,371	2,974,259

Redemptions	(22,939,295)	(63,321,586)

Net increase (decrease)	70,493,523	(28,223,768)

18

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Notes to Financial Statements — continued

	Year Ended October 31,
Class R6	2021	2020

Sales	1,482,143	1,758,211

Issued to shareholders electing to receive payments of distributions in Fund shares	143,674	266,107

Redemptions	(6,586,341)	(7,887,382)

Net decrease	(4,960,524)	(5,863,064)

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2021 and October 31, 2020, the Fund’s investment in High Income Opportunities Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, and in Eaton Vance Floating Rate Portfolio were valued based on Level 1 inputs.

9 Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

19

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate & High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate & High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

20

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.

Qualified Dividend Income. For the fiscal year ended October 31, 2021, the Fund designates approximately $578,847, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

163(j) Interest Dividends. For the fiscal year ended October 31, 2021, the Fund designates 98.28% of distributions from net investment income as a 163(j) interest dividend.

21

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments

Asset-Backed Securities — 3.0%
Security	Principal Amount (000’s omitted)	Value

Alinea CLO, Ltd.:

Series 2018-1A, Class D, 3.232%, (3 mo. USD LIBOR + 3.10%), 7/20/31(1)(2)	$2,500	$2,502,902

Series 2018-1A, Class E, 6.132%, (3 mo. USD LIBOR + 6.00%), 7/20/31(1)(2)	3,000	2,957,943

AMMC CLO 15, Ltd., Series 2014-15A, Class ERR, 7.034%, (3 mo. USD LIBOR + 6.91%), 1/15/32(1)(2)	5,000	4,919,880

AMMC CLO XII, Ltd., Series 2013-12A, Class ER, 6.308%, (3 mo. USD LIBOR + 6.18%), 11/10/30(1)(2)	3,525	3,316,200

Apidos CLO XX, Series 2015-20A, Class DR, 5.822%, (3 mo. USD LIBOR + 5.70%), 7/16/31(1)(2)	2,375	2,260,639

Ares XLIX CLO, Ltd.:

Series 2018-49A, Class D, 3.128%, (3 mo. USD LIBOR + 3.00%), 7/22/30(1)(2)	2,500	2,502,680

Series 2018-49A, Class E, 5.828%, (3 mo. USD LIBOR + 5.70%), 7/22/30(1)(2)	3,500	3,420,151

Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class C, 3.025%, (3 mo. USD LIBOR + 2.90%), 5/15/30(1)(2)	5,000	4,946,435

Ares XXXVR CLO, Ltd., Series 2015-35RA, Class E, 5.824%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	4,000	3,915,536

Babson CLO, Ltd.:

Series 2015-1A, Class DR, 2.732%, (3 mo. USD LIBOR + 2.60%), 1/20/31(1)(2)	2,500	2,453,373

Series 2018-1A, Class C, 2.724%, (3 mo. USD LIBOR + 2.60%), 4/15/31(1)(2)	3,500	3,415,384

Bain Capital Credit CLO, Ltd.:

Series 2018-1A, Class D, 2.824%, (3 mo. USD LIBOR + 2.70%), 4/23/31(1)(2)	5,000	4,825,010

Series 2018-1A, Class E, 5.474%, (3 mo. USD LIBOR + 5.35%), 4/23/31(1)(2)	3,000	2,808,540

Battalion CLO XXII, Ltd., Series 2021-22A, Class E, 7.069%, (3 mo. USD LIBOR + 6.95%), 1/20/35(1)(2)	1,750	1,751,223

Benefit Street Partners CLO V-B, Ltd.:

Series 2018-5BA, Class C, 3.062%, (3 mo. USD LIBOR + 2.93%), 4/20/31(1)(2)	5,000	4,845,655

Series 2018-5BA, Class D, 6.082%, (3 mo. USD LIBOR + 5.95%), 4/20/31(1)(2)	3,500	3,286,510

Benefit Street Partners CLO VIII, Ltd., Series 2015-8A, Class DR, 5.732%, (3 mo. USD LIBOR + 5.60%), 1/20/31(1)(2)	5,401	4,990,297

Benefit Street Partners CLO XIV, Ltd., Series 2018-14A, Class D, 2.732%, (3 mo. USD LIBOR + 2.60%), 4/20/31(1)(2)	1,500	1,452,090

Security	Principal Amount (000’s omitted)	Value

Benefit Street Partners CLO XVI, Ltd., Series 2018-16A, Class E, 6.822%, (3 mo. USD LIBOR + 6.70%), 1/17/32(1)(2)	$2,250	$2,243,408

Benefit Street Partners CLO XVII, Ltd., Series 2019-17A, Class ER, 6.474%, (3 mo. USD LIBOR + 6.35%), 7/15/32(1)(2)	1,750	1,751,967

Betony CLO 2, Ltd.:

Series 2018-1A, Class C, 3.029%, (3 mo. USD LIBOR + 2.90%), 4/30/31(1)(2)	2,500	2,480,498

Series 2018-1A, Class D, 5.779%, (3 mo. USD LIBOR + 5.65%), 4/30/31(1)(2)	4,450	4,217,585

BlueMountain CLO XXIV, Ltd., Series 2019-24A, Class ER, 6.972%, (3 mo. USD LIBOR + 6.84%), 4/20/34(1)(2)	1,000	992,300

BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class ER, 7.254%, (3 mo. USD LIBOR + 7.13%), 10/20/34(1)(2)	3,000	2,987,100

BlueMountain CLO, Ltd.:

Series 2016-3A, Class DR, 3.225%, (3 mo. USD LIBOR + 3.10%), 11/15/30(1)(2)	1,500	1,458,360

Series 2016-3A, Class ER, 6.075%, (3 mo. USD LIBOR + 5.95%), 11/15/30(1)(2)	1,500	1,406,144

Series 2018-1A, Class D, 3.179%, (3 mo. USD LIBOR + 3.05%), 7/30/30(1)(2)	2,500	2,414,988

Series 2018-1A, Class E, 6.079%, (3 mo. USD LIBOR + 5.95%), 7/30/30(1)(2)	2,000	1,914,980

Series 2021-33A, Class E, (3 mo. USD LIBOR + 6.83%), 11/20/34(1)(3)	2,500	2,501,250

Canyon Capital CLO, Ltd.:

Series 2012-1RA, Class E, 5.824%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	4,875	4,602,741

Series 2016-1A, Class ER, 5.874%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	4,000	3,835,764

Series 2016-2A, Class ER, 6.124%, (3 mo. USD LIBOR + 6.00%), 10/15/31(1)(2)	4,500	4,269,618

Series 2017-1A, Class E, 6.374%, (3 mo. USD LIBOR + 6.25%), 7/15/30(1)(2)	3,250	3,181,353

Series 2018-1A, Class D, 3.024%, (3 mo. USD LIBOR + 2.90%), 7/15/31(1)(2)	3,000	2,975,151

Series 2018-1A, Class E, 5.874%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	2,750	2,643,421

Series 2019-2A, Class ER, (3 mo. USD LIBOR + 6.75%), 10/15/34(1)(4)	1,500	1,500,750

Carlyle C17 CLO, Ltd.:

Series C17A, Class CR, 2.929%, (3 mo. USD LIBOR + 2.80%), 4/30/31(1)(2)	5,000	4,964,870

Series C17A, Class DR, 6.129%, (3 mo. USD LIBOR + 6.00%), 4/30/31(1)(2)	3,500	3,334,604

Carlyle Global Market Strategies CLO, Ltd.:

Series 2012-3A, Class CR2, 3.627%, (3 mo. USD LIBOR + 3.50%), 1/14/32(1)(2)	2,500	2,432,718

22	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Carlyle Global Market Strategies CLO, Ltd.: (continued)

Series 2012-3A, Class DR2, 6.627%, (3 mo. USD LIBOR + 6.50%), 1/14/32(1)(2)	$1,500	$1,383,576

Series 2014-3RA, Class C, 3.085%, (3 mo. USD LIBOR + 2.95%), 7/27/31(1)(2)	1,000	973,529

Series 2014-3RA, Class D, 5.535%, (3 mo. USD LIBOR + 5.40%), 7/27/31(1)(2)	2,150	1,992,270

Series 2014-4RA, Class C, 3.024%, (3 mo. USD LIBOR + 2.90%), 7/15/30(1)(2)	2,000	1,910,870

Series 2014-4RA, Class D, 5.774%, (3 mo. USD LIBOR + 5.65%), 7/15/30(1)(2)	3,500	3,164,682

CarVal CLO IV, Ltd., Series 2021-1A, Class E, 6.738%, (3 mo. USD LIBOR + 6.60%), 7/20/34(1)(2)	1,000	992,010

Dryden CLO, Ltd.:

Series 2018-55A, Class D, 2.974%, (3 mo. USD LIBOR + 2.85%), 4/15/31(1)(2)	1,500	1,488,971

Series 2018-55A, Class E, 5.524%, (3 mo. USD LIBOR + 5.40%), 4/15/31(1)(2)	2,000	1,952,648

Dryden Senior Loan Fund:

Series 2015-41A, Class DR, 2.724%, (3 mo. USD LIBOR + 2.60%), 4/15/31(1)(2)	5,000	4,888,205

Series 2015-41A, Class ER, 5.424%, (3 mo. USD LIBOR + 5.30%), 4/15/31(1)(2)	1,268	1,213,459

Series 2016-42A, Class DR, 3.054%, (3 mo. USD LIBOR + 2.93%), 7/15/30(1)(2)	2,500	2,486,748

Series 2016-42A, Class ER, 5.674%, (3 mo. USD LIBOR + 5.55%), 7/15/30(1)(2)	3,500	3,398,720

Galaxy XV CLO, Ltd., Series 2013-15A, Class ER, 6.769%, (3 mo. USD LIBOR + 6.65%), 10/15/30(1)(2)	2,500	2,470,365

Galaxy XXV CLO, Ltd.:

Series 2018-25A, Class D, 3.224%, (3 mo. USD LIBOR + 3.10%), 10/25/31(1)(2)	2,500	2,500,920

Series 2018-25A, Class E, 6.074%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	3,500	3,425,845

Golub Capital Partners CLO 22B, Ltd., Series 2015-22A, Class ER, 6.132%, (3 mo. USD LIBOR + 6.00%), 1/20/31(1)(2)	2,500	2,365,060

Golub Capital Partners CLO 37B, Ltd.:

Series 2018-37A, Class D, 3.432%, (3 mo. USD LIBOR + 3.30%), 7/20/30(1)(2)	4,000	3,974,996

Series 2018-37A, Class E, 5.882%, (3 mo. USD LIBOR + 5.75%), 7/20/30(1)(2)	4,750	4,332,708

Golub Capital Partners CLO 53B, Ltd., Series 2021-53A, Class E, 6.83%, (3 mo. USD LIBOR + 6.70%), 7/20/34(1)(2)	1,250	1,246,680

Harriman Park CLO, Ltd., Series 2020-1A, Class ER, 6.532%, (3 mo. USD LIBOR + 6.40%), 4/20/34(1)(2)	1,000	1,001,957

Security	Principal Amount (000’s omitted)	Value

ICG US CLO, Ltd.:

Series 2018-2A, Class D, 3.228%, (3 mo. USD LIBOR + 3.10%), 7/22/31(1)(2)	$2,000	$1,947,958

Series 2018-2A, Class E, 5.878%, (3 mo. USD LIBOR + 5.75%), 7/22/31(1)(2)	3,000	2,826,393

Kayne CLO 5, Ltd., Series 2019-5A, Class E, 6.824%, (3 mo. USD LIBOR + 6.70%), 7/24/32(1)(2)	1,750	1,751,915

Madison Park Funding XXV, Ltd., Series 2017-25A, Class D, 6.224%, (3 mo. USD LIBOR + 6.10%), 4/25/29(1)(2)	1,500	1,500,395

Neuberger Berman CLO XXII, Ltd.:

Series 2016-22A, Class DR, 3.222%, (3 mo. USD LIBOR + 3.10%), 10/17/30(1)(2)	2,500	2,503,252

Series 2016-22A, Class ER, 6.182%, (3 mo. USD LIBOR + 6.06%), 10/17/30(1)(2)	3,000	2,985,771

Neuberger Berman Loan Advisers CLO 28, Ltd., Series 2018-28A, Class E, 5.732%, (3 mo. USD LIBOR + 5.60%), 4/20/30(1)(2)	1,950	1,921,210

Neuberger Berman Loan Advisers CLO 30, Ltd.:

Series 2018-30A, Class DR, 2.982%, (3 mo. USD LIBOR + 2.85%), 1/20/31(1)(2)	2,500	2,501,585

Series 2018-30A, Class ER, 6.332%, (3 mo. USD LIBOR + 6.20%), 1/20/31(1)(2)	1,000	999,969

Palmer Square CLO, Ltd.:

Series 2013-2A, Class DRR, 5.972%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	3,000	2,959,554

Series 2015-1A, Class DR4, 6.631%, (3 mo. USD LIBOR + 6.50%), 5/21/34(1)(2)	2,000	2,001,188

Series 2018-1A, Class C, 2.622%, (3 mo. USD LIBOR + 2.50%), 4/18/31(1)(2)	3,000	2,981,874

Series 2018-1A, Class D, 5.272%, (3 mo. USD LIBOR + 5.15%), 4/18/31(1)(2)	2,000	1,945,780

Series 2018-2A, Class D, 5.722%, (3 mo. USD LIBOR + 5.60%), 7/16/31(1)(2)	2,000	1,971,278

Series 2021-2A, Class E, 6.474%, (3 mo. USD LIBOR + 6.35%), 7/15/34(1)(2)	1,000	999,956

Regatta XIII Funding, Ltd.:

Series 2018-2A, Class C, 3.224%, (3 mo. USD LIBOR + 3.10%), 7/15/31(1)(2)	2,500	2,502,727

Series 2018-2A, Class D, 6.074%, (3 mo. USD LIBOR + 5.95%), 7/15/31(1)(2)	5,000	4,782,410

Regatta XIV Funding, Ltd.:

Series 2018-3A, Class D, 3.324%, (3 mo. USD LIBOR + 3.20%), 10/25/31(1)(2)	2,500	2,497,750

Series 2018-3A, Class E, 6.074%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	4,500	4,349,164

Regatta XV Funding, Ltd., Series 2018-4A, Class D, 6.624%, (3 mo. USD LIBOR + 6.50%), 10/25/31(1)(2)	3,875	3,831,189

23	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Southwick Park CLO, LLC, Series 2019-4A, Class E, 6.832%, (3 mo. USD LIBOR + 6.70%), 7/20/32(1)(2)	$1,750	$1,752,182

Upland CLO, Ltd.:

Series 2016-1A, Class CR, 3.032%, (3 mo. USD LIBOR + 2.90%), 4/20/31(1)(2)	4,500	4,453,119

Series 2016-1A, Class DR, 6.032%, (3 mo. USD LIBOR + 5.90%), 4/20/31(1)(2)	4,625	4,439,838

Vibrant CLO IX, Ltd.:

Series 2018-9A, Class C, 3.332%, (3 mo. USD LIBOR + 3.20%), 7/20/31(1)(2)	2,500	2,428,873

Series 2018-9A, Class D, 6.382%, (3 mo. USD LIBOR + 6.25%), 7/20/31(1)(2)	3,500	3,261,678

Vibrant CLO X, Ltd.:

Series 2018-10A, Class C, 3.382%, (3 mo. USD LIBOR + 3.25%), 10/20/31(1)(2)	5,000	4,826,630

Series 2018-10A, Class D, 6.322%, (3 mo. USD LIBOR + 6.19%), 10/20/31(1)(2)	5,000	4,684,590

Voya CLO, Ltd.:

Series 2015-3A, Class CR, 3.282%, (3 mo. USD LIBOR + 3.15%), 10/20/31(1)(2)	2,500	2,420,763

Series 2015-3A, Class DR, 6.332%, (3 mo. USD LIBOR + 6.20%), 10/20/31(1)(2)	5,500	5,190,773

Series 2016-3A, Class CR, 3.372%, (3 mo. USD LIBOR + 3.25%), 10/18/31(1)(2)	2,000	1,949,714

Series 2016-3A, Class DR, 6.202%, (3 mo. USD LIBOR + 6.08%), 10/18/31(1)(2)	3,375	3,162,527

Series 2018-1A, Class C, 2.724%, (3 mo. USD LIBOR + 2.60%), 4/19/31(1)(2)	5,000	4,933,075

Series 2018-2A, Class E, 5.374%, (3 mo. USD LIBOR + 5.25%), 7/15/31(1)(2)	2,500	2,333,125

Webster Park CLO, Ltd.:

Series 2015-1A, Class CR, 3.032%, (3 mo. USD LIBOR + 2.90%), 7/20/30(1)(2)	2,000	1,999,556

Series 2015-1A, Class DR, 5.632%, (3 mo. USD LIBOR + 5.50%), 7/20/30(1)(2)	2,500	2,472,585

Wellfleet CLO, Ltd., Series 2021-1A, Class D, 3.632%, (3 mo. USD LIBOR + 3.50%), 4/20/34(1)(2)	1,200	1,203,719

Total Asset-Backed Securities (identified cost $274,554,846)		$267,118,302

Common Stocks — 1.0%
Security	Shares	Value

Aerospace and Defense — 0.1%

IAP Global Services, LLC(5)(6)(7)(8)	950	$4,703,431

IAP Global Services, LLC(5)(6)(7)	1,627	5,370,157

		$10,073,588

Security	Shares	Value

Automotive — 0.0%(9)

Dayco Products, LLC(7)(8)	88,506	$663,795

		$663,795

Chemicals and Plastics — 0.1%

Hexion Holdings Corp., Class B(7)(8)	338,679	$7,789,617

		$7,789,617

Containers and Glass Products — 0.0%(9)

LG Newco Holdco, Inc., Class A(7)(8)	250,979	$1,213,057

		$1,213,057

Electronics / Electrical — 0.1%

Skillsoft Corp.(6)(7)(8)(10)	893,525	$10,789,136

		$10,789,136

Health Care — 0.1%

Akorn Holding Company, LLC, Class A(7)(8)	705,631	$7,541,431

		$7,541,431

Nonferrous Metals / Minerals — 0.0%(9)

ACNR Holdings, Inc., Class A(7)(8)	36,829	$2,280,330

		$2,280,330

Oil and Gas — 0.2%

AFG Holdings, Inc.(6)(7)(8)	498,342	$3,877,101

McDermott International, Ltd.(7)(8)	1,013,850	504,897

QuarterNorth Energy, Inc.(7)(8)	9,684	1,002,294

QuarterNorth Energy, Inc.(7)(8)	97,802	10,122,507

RDV Resources, Inc., Class A(7)(8)	359,500	53,925

Sunrise Oil & Gas, Inc., Class A(7)(8)	321,407	2,490,904

		$18,051,628

Publishing — 0.0%(9)

Tweddle Group, Inc.(6)(7)(8)	19,500	$27,690

		$27,690

Radio and Television — 0.3%

Clear Channel Outdoor Holdings, Inc.(7)(8)	1,204,044	$3,491,728

Cumulus Media, Inc., Class A(7)(8)	551,505	6,849,692

Cumulus Media, Inc., Class B(7)(8)	93,069	1,155,917

iHeartMedia, Inc., Class A(7)(8)	512,034	9,923,219

		$21,420,556

24	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Retailers (Except Food and Drug) — 0.0%(9)

David’s Bridal, LLC(6)(7)(8)	272,023	$0

Phillips Pet Holding Corp.(6)(7)(8)	2,590	1,003,612

		$1,003,612

Telecommunications — 0.1%

GEE Acquisition Holdings Corp.(6)(7)(8)	364,650	$7,854,561

		$7,854,561

Utilities — 0.0%(9)

Longview Intermediate Holdings, LLC, Class A(6)(7)(8)	149,459	$1,188,199

		$1,188,199

Total Common Stocks (identified cost $106,452,927)		$89,897,200

Convertible Preferred Stocks — 0.0%(9)
Security	Shares	Value

Containers and Glass Products — 0.0%(9)

LG Newco Holdco, Inc., Series A, 13.00%(7)(8)	38,060	$4,286,462

Total Convertible Preferred Stocks (identified cost $1,998,129)		$4,286,462

Corporate Bonds — 6.4%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.1%

Spirit AeroSystems, Inc., 5.50%, 1/15/25(1)	3,000	$3,127,500

TransDigm, Inc.:

6.25%, 3/15/26(1)	1,500	1,567,500

8.00%, 12/15/25(1)	1,500	1,597,500

		$6,292,500

Air Transport — 0.7%

Air Canada, 3.875%, 8/15/26(1)	6,850	$6,944,188

American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:

5.50%, 4/20/26(1)	17,175	18,038,044

5.75%, 4/20/29(1)	12,875	13,872,812

Delta Air Lines, Inc., 7.00%, 5/1/25(1)	4,650	5,427,633

Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)	6,425	7,137,858

Security	Principal Amount* (000’s omitted)	Value

Air Transport (continued)

United Airlines, Inc.:

4.375%, 4/15/26(1)	4,625	$4,790,205

4.625%, 4/15/29(1)	4,625	4,774,064

		$60,984,804

Automotive — 0.2%

Clarios Global, L.P., 6.75%, 5/15/25(1)	1,890	$1,993,704

Clarios Global, L.P. / Clarios US Finance Co., 6.25%, 5/15/26(1)	3,893	4,077,918

Tenneco, Inc.:

5.125%, 4/15/29(1)	9,050	8,982,125

7.875%, 1/15/29(1)	450	492,750

		$15,546,497

Building and Development — 0.1%

American Builders & Contractors Supply Co., Inc., 4.00%, 1/15/28(1)	2,975	$3,019,625

Cushman & Wakefield U.S. Borrower, LLC, 6.75%, 5/15/28(1)	3,150	3,366,563

Forterra Finance, LLC/FRTA Finance Corp., 6.50%, 7/15/25(1)	900	960,300

SRS Distribution, Inc., 4.625%, 7/1/28(1)	4,575	4,682,741

Winnebago Industries, Inc., 6.25%, 7/15/28(1)	900	974,250

		$13,003,479

Business Equipment and Services — 0.8%

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 6.625%, 7/15/26(1)	2,075	$2,182,651

Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28(1)	39,450	39,163,606

Prime Security Services Borrower, LLC/Prime Finance, Inc.:

5.25%, 4/15/24(1)	7,900	8,413,500

5.75%, 4/15/26(1)	15,225	16,304,452

Sabre GLBL, Inc.:

7.375%, 9/1/25(1)	2,125	2,260,469

9.25%, 4/15/25(1)	2,525	2,921,412

		$71,246,090

Cable and Satellite Television — 0.8%

Altice France S.A.:

5.125%, 1/15/29(1)	1,300	$1,262,625

5.125%, 7/15/29(1)	57,625	56,194,747

5.50%, 10/15/29(1)	6,455	6,335,389

25	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

Virgin Media Secured Finance PLC, 4.50%, 8/15/30(1)		6,500	$6,500,065

			$70,292,826

Chemicals and Plastics — 0.2%

INEOS Finance PLC, 3.375%, 3/31/26(1)	EUR	1,250	$1,477,512

INEOS Quattro Finance 2 PLC, 3.375%, 1/15/26(1)		3,050	3,034,857

Olympus Water US Holding Corp., 4.25%, 10/1/28(1)		6,850	6,743,825

Tronox, Inc., 6.50%, 5/1/25(1)		7,000	7,367,500

			$18,623,694

Commercial Services — 0.1%

WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)		8,225	$8,512,875

			$8,512,875

Cosmetics / Toiletries — 0.0%(9)

Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(1)		1,075	$1,065,594

			$1,065,594

Diversified Financial Services — 0.1%

AG Issuer, LLC, 6.25%, 3/1/28(1)		5,075	$5,297,031

			$5,297,031

Drugs — 0.5%

Bausch Health Companies, Inc.:

4.875%, 6/1/28(1)		8,675	$8,944,359

5.50%, 11/1/25(1)		8,975	9,130,447

Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(1)		15,225	15,019,006

Jazz Securities DAC, 4.375%, 1/15/29(1)		9,150	9,413,062

			$42,506,874

Ecological Services and Equipment — 0.1%

GFL Environmental, Inc., 4.25%, 6/1/25(1)		5,300	$5,471,432

			$5,471,432

Electronics / Electrical — 0.3%

Imola Merger Corp., 4.75%, 5/15/29(1)		18,175	$18,696,622

LogMeIn, Inc., 5.50%, 9/1/27(1)		4,300	4,309,202

Security	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 9/1/25(1)	6,450	$6,691,875

		$29,697,699

Entertainment — 0.0%(9)

Six Flags Theme Parks, Inc., 7.00%, 7/1/25(1)	2,125	$2,260,469

		$2,260,469

Financial Intermediaries — 0.1%

CoreLogic, Inc., 4.50%, 5/1/28(1)	5,525	$5,465,993

		$5,465,993

Food Products — 0.1%

Del Monte Foods, Inc., 11.875%, 5/15/25(1)	8,200	$9,209,420

		$9,209,420

Health Care — 0.5%

Mozart Debt Merger Sub, Inc., 3.875%, 4/1/29(1)	22,800	$22,714,500

RP Escrow Issuer, LLC, 5.25%, 12/15/25(1)	2,150	2,152,688

Tenet Healthcare Corp., 4.25%, 6/1/29(1)	22,950	23,260,513

		$48,127,701

Industrial Equipment — 0.2%

Clark Equipment Company, 5.875%, 6/1/25(1)	1,050	$1,095,938

Madison IAQ, LLC, 4.125%, 6/30/28(1)	13,400	13,347,338

		$14,443,276

Leisure Goods / Activities / Movies — 0.4%

Carnival Corp., 4.00%, 8/1/28(1)	34,575	$34,618,219

SeaWorld Parks & Entertainment, Inc., 8.75%, 5/1/25(1)	2,125	2,268,437

		$36,886,656

Machinery — 0.0%(9)

TK Elevator U.S. Newco, Inc., 5.25%, 7/15/27(1)	4,150	$4,229,058

		$4,229,058

Oil and Gas — 0.1%

CITGO Petroleum Corporation:

6.375%, 6/15/26(1)	1,750	$1,804,688

7.00%, 6/15/25(1)	10,525	10,860,221

		$12,664,909

26	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Packaging & Containers — 0.1%

Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer, LLC:

4.00%, 10/15/27(1)	5,150	$5,045,713

4.375%, 10/15/28(1)	9,125	9,010,937

		$14,056,650

Radio and Television — 0.3%

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)	6,753	$3,828,701

iHeartCommunications, Inc.:

4.75%, 1/15/28(1)	2,550	2,569,329

5.25%, 8/15/27(1)	2,125	2,173,046

6.375%, 5/1/26	2,896	3,015,140

8.375%, 5/1/27	5,248	5,596,151

Univision Communications, Inc., 4.50%, 5/1/29(1)	9,125	9,243,169

		$26,425,536

Real Estate Investment Trusts (REITs) — 0.1%

Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer, 5.875%, 10/1/28(1)	6,425	$6,722,156

		$6,722,156

Retailers (Except Food and Drug) — 0.0%(9)

PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(1)	1,300	$1,337,375

		$1,337,375

Software and Services — 0.1%

Boxer Parent Co., Inc., 7.125%, 10/2/25(1)	4,225	$4,504,906

		$4,504,906

Technology — 0.1%

Clarivate Science Holdings Corp., 3.875%, 7/1/28(1)	11,400	$11,286,000

		$11,286,000

Telecommunications — 0.3%

Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(1)	6,325	$6,570,094

LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(1)	6,900	6,961,065

Lumen Technologies, Inc., 4.00%, 2/15/27(1)	6,750	6,792,559

VMED O2 UK Financing I PLC, 4.25%, 1/31/31(1)	8,550	8,335,865

		$28,659,583

Security		Principal Amount* (000’s omitted)	Value

Utilities — 0.0%(9)

Calpine Corp., 5.25%, 6/1/26(1)		2,245	$2,312,799

			$2,312,799

Total Corporate Bonds (identified cost $569,307,387)			$577,133,882

Exchange-Traded Funds — 0.5%
Security		Shares	Value

SPDR Blackstone Senior Loan ETF		1,051,000	$48,240,900

Total Exchange-Traded Funds (identified cost $48,242,942)			$48,240,900

Preferred Stocks — 0.1%
Security		Shares	Value

Financial Services — 0.0%

DBI Investors, Inc., Series A-1(6)(7)(8)		13,348	$0

			$0

Nonferrous Metals / Minerals — 0.1%

ACNR Holdings, Inc., 15.00% (PIK)(7)(8)		17,394	$6,725,681

			$6,725,681

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Series A, 8.00% (PIK)(6)(7)(8)		7,852	$0

David’s Bridal, LLC, Series B, 10.00% (PIK)(6)(7)(8)		31,998	0

			$0

Total Preferred Stocks (identified cost $2,590,558)			$6,725,681

Senior Floating-Rate Loans — 86.8%(11)
Borrower/Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.8%

Aernnova Aerospace S.A.U.:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/22/27	EUR	1,194	$1,306,516

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/26/27	EUR	4,656	5,095,413

27	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense (continued)

AI Convoy (Luxembourg) S.a.r.l.:

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/18/27	EUR	2,850	$3,275,036

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 1/17/27		6,631	6,652,770

Dynasty Acquisition Co., Inc.:

Term Loan, 3.632%, (3 mo. USD LIBOR + 3.50%), 4/6/26		12,356	12,091,220

Term Loan, 3.632%, (3 mo. USD LIBOR + 3.50%), 4/6/26		22,977	22,484,639

IAP Worldwide Services, Inc.:

Revolving Loan, 0.75%, 7/18/23(12)		5,526	5,553,428

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%, Floor 1.50%), 7/18/23(6)		6,851	5,601,902

KKR Apple Bidco, LLC, Term Loan, 9/22/28(13)		2,050	2,049,039

Spirit Aerosystems, Inc.:

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 1/15/25		5,765	5,800,865

Term Loan, 1/15/25(13)		2,400	2,410,500

TransDigm, Inc.:

Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 8/22/24		28,315	28,077,978

Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 5/30/25		6,336	6,268,035

Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 12/9/25		33,863	33,482,023

WP CPP Holdings, LLC, Term Loan, 4.75%, (USD LIBOR + 3.75%, Floor 1.00%), 4/30/25(14)		22,545	22,087,115

			$162,236,479

Air Transport — 1.2%

AAdvantage Loyalty IP, Ltd., Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 4/20/28		20,125	$20,965,943

American Airlines, Inc., Term Loan, 6/27/25(13)		2,650	2,570,336

Brown Group Holding, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 6/7/28		12,793	12,780,529

Mileage Plus Holdings, LLC, Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), 6/21/27		14,424	15,376,859

SkyMiles IP, Ltd., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/20/27		34,225	36,485,972

United Airlines, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 4/21/28		18,970	19,260,303

			$107,439,942

Borrower/Description		Principal Amount* (000’s omitted)	Value

Automotive — 3.3%

Adient US, LLC, Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 4/8/28		8,005	$8,018,698

American Axle and Manufacturing, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 4/6/24		17,996	18,002,147

Autokiniton US Holdings, Inc., Term Loan, 5.00%, (12 mo. USD LIBOR + 4.50%, Floor 0.50%), 4/6/28		17,197	17,240,118

Belron Finance US, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 4/13/28		7,786	7,791,714

Belron Luxembourg S.a r.l., Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 4/13/28	EUR	3,575	4,110,313

Bright Bidco B.V., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/30/24		17,828	13,306,464

Chassix, Inc., Term Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), 11/15/23		9,434	9,266,223

Clarios Global, L.P.:

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), 4/30/26	EUR	17,500	20,071,961

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 4/30/26		19,386	19,277,253

CS Intermediate Holdco 2, LLC, Term Loan, 2.75%, (1 mo. USD LIBOR + 2.00%, Floor 0.75%), 11/2/23		5,018	4,682,149

Dayco Products, LLC, Term Loan, 4.371%, (3 mo. USD LIBOR + 4.25%), 5/19/23		14,568	14,230,955

Garrett LX I S.a.r.l.:

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 4/30/28	EUR	11,900	13,752,106

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/30/28		5,725	5,703,531

Gates Global, LLC:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 4/1/24	EUR	8,380	9,666,385

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.50%, Floor 0.75%), 3/31/27		14,143	14,132,815

Goodyear Tire & Rubber Company (The), Term Loan - Second Lien, 2.09%, (1 mo. USD LIBOR + 2.00%), 3/7/25		8,017	7,940,838

Les Schwab Tire Centers, Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 11/2/27		21,618	21,654,823

MajorDrive Holdings IV, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 4.00%, Floor 0.50%), 5/12/28		6,658	6,669,412

Tenneco, Inc., Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 10/1/25		34,228	33,558,023

Thor Industries, Inc., Term Loan, 3.125%, (1 mo. USD LIBOR + 3.00%), 2/1/26		9,518	9,535,978

28	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)

TI Group Automotive Systems, LLC:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 12/16/26	EUR	4,470	$5,160,543

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 12/16/26		5,995	6,006,115

Truck Hero, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 1/31/28		19,527	19,469,525

Visteon Corporation, Term Loan, 1.842%, (USD LIBOR + 1.75%), 3/25/24(14)		2,217	2,206,022

Wheel Pros, LLC, Term Loan, 5.25%, (1 mo. USD LIBOR + 4.50%, Floor 0.75%), 5/11/28		8,825	8,802,329

			$300,256,440

Beverage and Tobacco — 0.2%

City Brewing Company, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 4/5/28		7,075	$7,017,516

Triton Water Holdings, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 3/31/28		13,217	13,214,813

			$20,232,329

Brokerage / Securities Dealers / Investment Houses — 0.5%

Advisor Group, Inc., Term Loan, 4.587%, (1 mo. USD LIBOR + 4.50%), 7/31/26		11,832	$11,860,680

Clipper Acquisitions Corp., Term Loan, 1.825%, (1 mo. USD LIBOR + 1.75%), 3/3/28		12,836	12,708,130

Hudson River Trading, LLC, Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 3/20/28		20,829	20,747,744

			$45,316,554

Building and Development — 4.1%

Aegion Corporation, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 5/17/28		4,325	$4,372,307

American Builders & Contractors Supply Co., Inc., Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 1/15/27		21,683	21,503,207

American Residential Services, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 10/15/27		7,602	7,616,027

APi Group DE, Inc.:

Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 10/1/26		13,110	13,099,079

Term Loan, 10/7/28(13)		9,725	9,731,078

Artera Services, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 3/6/25		13,192	13,158,958

Borrower/Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)

Beacon Roofing Supply, Inc., Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 5/19/28		9,476	$9,430,840

Centuri Group, Inc., Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 8/27/28		9,525	9,546,431

Chamberlain Group, Inc., Term Loan, 11/3/28(13)		18,775	18,769,142

Core & Main L.P., Term Loan, 2.588%, (1 mo. USD LIBOR + 2.50%), 7/27/28		14,065	13,992,232

Cornerstone Building Brands, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/12/28		19,911	19,920,873

CP Atlas Buyer, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 11/23/27		4,000	3,981,136

CPG International, Inc., Term Loan, 3.25%, (3 mo. USD LIBOR + 2.50%, Floor 0.75%), 5/5/24		6,764	6,773,951

Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 8/21/25		28,486	28,334,957

Foundation Building Materials Holding Company, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 2/3/28		15,985	15,875,041

MI Windows and Doors, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/18/27		8,691	8,715,944

Northstar Group Services, Inc., Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), 11/12/26		11,407	11,442,835

Osmose Utilities Services, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 6/23/28		6,950	6,939,144

Park River Holdings, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 12/28/27		7,960	7,938,225

Patagonia Bidco Limited:

Term Loan, 3/5/29(13)	GBP	2,831	3,857,102

Term Loan, 3/5/29(13)	GBP	15,569	21,214,062

Quikrete Holdings, Inc.:

Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 2/1/27		4,314	4,279,328

Term Loan, 1/31/27(13)		22,225	22,178,283

RE/MAX International, Inc., Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/21/28		16,583	16,479,791

SRS Distribution, Inc., Term Loan, 4.25%, (6 mo. USD LIBOR + 3.75%, Floor 0.50%), 6/2/28		10,973	10,984,844

Standard Industries, Inc., Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 9/22/28		24,475	24,480,091

29	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)

Werner FinCo L.P., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 7/24/24		4,668	$4,679,192

White Cap Buyer, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 10/19/27		23,178	23,260,513

WireCo WorldGroup, Inc., Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/30/23		7,702	7,720,200

			$370,274,813

Business Equipment and Services — 6.5%

AlixPartners, LLP:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/4/28	EUR	3,507	$4,048,354

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 2/4/28		11,169	11,150,257

Allied Universal Holdco, LLC:

Term Loan, 4/7/28(13)	EUR	2,000	2,297,369

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 5/12/28		12,850	12,859,571

Amentum Government Services Holdings, LLC, Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 1/29/27		9,455	9,449,403

AppLovin Corporation:

Term Loan, 10/25/28(13)		17,900	17,877,625

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 8/15/25		37,082	37,027,649

Asplundh Tree Expert, LLC, Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 9/7/27		8,366	8,343,424

Belfor Holdings, Inc., Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 4/6/26		2,641	2,650,814

Blitz 20-487 GmbH, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 4/28/28	EUR	5,525	6,367,304

Bracket Intermediate Holding Corp., Term Loan, 4.377%, (3 mo. USD LIBOR + 4.25%), 9/5/25		8,910	8,918,559

Brand Energy & Infrastructure Services, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/21/24		7,984	7,925,852

Camelot U.S. Acquisition 1 Co., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), 10/30/26		8,114	8,136,503

Cast and Crew Payroll, LLC, Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 2/9/26		8,569	8,558,779

Ceridian HCM Holding, Inc., Term Loan, 2.574%, (1 week USD LIBOR + 2.50%), 4/30/25		10,112	10,011,076

Deerfield Dakota Holding, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 4/9/27		2,296	2,304,547

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

EAB Global, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 8/16/28		14,650	$14,591,400

Employbridge, LLC, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 7/14/28		19,120	19,081,167

Endure Digital, Inc., Term Loan, 4.25%, (6 mo. USD LIBOR + 3.50%, Floor 0.75%), 2/10/28		25,262	24,851,185

First Advantage Holdings, LLC, Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 1/31/27		5,857	5,856,072

Foundational Education Group, Inc., Term Loan, 4.75%, (6 mo. USD LIBOR + 4.25%, Floor 0.50%), 8/31/28		6,950	6,963,031

Garda World Security Corporation, Term Loan, 4.34%, (1 mo. USD LIBOR + 4.25%), 10/30/26		7,695	7,712,569

Grab Holdings, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 1/29/26		20,820	21,019,897

Greeneden U.S. Holdings II, LLC:

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), 12/1/27	EUR	1,241	1,442,528

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/1/27		9,845	9,880,585

Hillman Group, Inc. (The):

Term Loan, 1.525%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 7/14/28(12)		1,118	1,116,920

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 7/14/28		4,668	4,663,142

Intrado Corporation, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 10/10/24		4,376	4,307,915

IRI Holdings, Inc.:

Term Loan, 4.337%, (1 mo. USD LIBOR + 4.25%), 12/1/25		22,221	22,260,123

Term Loan, 5.087%, (1 mo. USD LIBOR + 5.00%), 12/1/25		6,237	6,447,187

Iron Mountain, Inc., Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 1/2/26		8,790	8,707,748

Ivanti Software, Inc.:

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/1/27		5,398	5,391,802

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 12/1/27		18,408	18,442,014

Term Loan - Second Lien, 9.50%, (3 mo. USD LIBOR + 8.50%, Floor 1.00%), 12/1/28		5,750	5,742,813

KAR Auction Services, Inc., Term Loan, 2.375%, (1 mo. USD LIBOR + 2.25%), 9/19/26		3,301	3,235,333

KUEHG Corp.:

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 2/21/25		19,905	19,767,735

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 8/22/25		4,425	4,455,422

30	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

LGC Group Holdings, Ltd., Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), 4/21/27	EUR	5,775	$6,545,305

Loire Finco Luxembourg S.a.r.l., Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 4/21/27		3,037	2,983,611

Magnite, Inc., Term Loan, 5.75%, (USD LIBOR + 5.00%, Floor 0.75%), 4/28/28(14)		6,035	6,049,962

MedAssets Software Intermediate Holdings, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 1/28/28		6,733	6,746,591

Monitronics International, Inc., Term Loan, 7.75%, (1 mo. USD LIBOR + 6.50%, Floor 1.25%), 3/29/24		17,016	16,803,145

Nielsen Consumer, Inc.:

Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), 3/6/28	EUR	2,836	3,297,736

Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 3/6/28		5,274	5,291,630

Packaging Coordinators Midco, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 11/30/27		2,244	2,250,439

Pike Corporation, Term Loan, 3.09%, (1 mo. USD LIBOR + 3.00%), 1/21/28		3,260	3,260,682

Prime Security Services Borrower, LLC, Term Loan, 3.50%, (USD LIBOR + 2.75%, Floor 0.75%), 9/23/26(14)		3,487	3,486,229

Rockwood Service Corporation, Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 1/23/27		4,128	4,127,995

Sabre GLBL, Inc.:

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 12/17/27		3,047	3,043,927

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 12/17/27		4,858	4,852,201

SITEL Worldwide Corporation:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 8/28/28	EUR	6,425	7,431,941

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 8/28/28		20,325	20,383,434

Skopima Merger Sub, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 5/12/28		11,000	10,965,625

Sotheby’s, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.50%, Floor 0.50%), 1/15/27		4,066	4,083,006

Speedster Bidco GmbH, Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 3/31/27	EUR	2,975	3,380,797

Spin Holdco, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 3/4/28		34,377	34,522,872

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

team.blue Finco S.a.r.l.:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 3/27/28	EUR	603	$694,895

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 3/27/28	EUR	10,547	12,160,669

TK Elevator Topco GmbH, Term Loan, 3.625%, (3 mo. EURIBOR + 3.625%), 7/29/27	EUR	9,725	11,194,084

TPG VIII Elf Purchaser, LLC, Term Loan, 11/6/28(13)		5,075	5,073,417

TTF Holdings, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 3/24/28		3,717	3,725,917

West Corporation, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 10/10/24		3,415	3,350,854

WEX, Inc., Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 3/31/28		3,980	3,965,819

Zephyr Bidco Limited:

Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), 7/23/25	EUR	4,975	5,756,293

Term Loan, 4.866%, (1 mo. GBP LIBOR + 4.75%), 7/23/25	GBP	8,675	11,804,470

			$581,097,220

Cable and Satellite Television — 3.3%

Altice France S.A.:

Term Loan, 3.811%, (3 mo. USD LIBOR + 3.69%), 1/31/26		4,449	$4,412,756

Term Loan, 4.125%, (3 mo. USD LIBOR + 4.00%), 8/14/26		11,632	11,609,022

Charter Communications Operating, LLC, Term Loan, 1.84%, (1 mo. USD LIBOR + 1.75%), 2/1/27		6,688	6,648,759

CSC Holdings, LLC:

Term Loan, 2.34%, (1 mo. USD LIBOR + 2.25%), 7/17/25		25,532	25,000,030

Term Loan, 2.34%, (1 mo. USD LIBOR + 2.25%), 1/15/26		4	4,100

Term Loan, 2.59%, (1 mo. USD LIBOR + 2.50%), 4/15/27		13,243	13,003,370

LCPR Loan Financing, LLC, Term Loan, 3.84%, (1 mo. USD LIBOR + 3.75%), 10/15/28		1,650	1,655,156

Numericable Group S.A.:

Term Loan, 2.879%, (3 mo. USD LIBOR + 2.75%), 7/31/25		20,858	20,542,796

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 7/31/25	EUR	12,059	13,591,359

Telenet Financing USD, LLC, Term Loan, 2.09%, (1 mo. USD LIBOR + 2.00%), 4/30/28		32,325	31,915,378

31	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

Telenet International Finance S.a.r.l., Term Loan, 2.25%, (6 mo. EURIBOR + 2.25%), 4/30/29	EUR	5,000	$5,686,074

UPC Broadband Holding B.V.:

Term Loan, 2.34%, (1 mo. USD LIBOR + 2.25%), 4/30/28		7,475	7,400,250

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 4/30/29	EUR	2,350	2,675,851

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 1/31/29	EUR	13,850	15,931,794

UPC Financing Partnership, Term Loan, 3.09%, (1 mo. USD LIBOR + 3.00%), 1/31/29		29,250	29,158,594

Virgin Media Bristol, LLC:

Term Loan, 2.59%, (1 mo. USD LIBOR + 2.50%), 1/31/28		44,275	43,890,649

Term Loan, 3.34%, (1 mo. USD LIBOR + 3.25%), 1/31/29		500	500,469

Virgin Media Ireland Limited, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 7/15/29	EUR	8,500	9,780,711

Virgin Media SFA Finance Limited:

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 1/31/29	EUR	11,625	13,235,994

Term Loan, 3.32%, (1 mo. GBP LIBOR + 3.25%), 1/15/27	GBP	8,175	11,035,623

Term Loan, 3.32%, (1 mo. GBP LIBOR + 3.25%), 11/15/27	GBP	600	809,840

Ziggo B.V., Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 1/31/29	EUR	21,650	24,775,822

			$293,264,397

Chemicals and Plastics — 4.2%

Aruba Investments, Inc.:

Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 11/24/27	EUR	3,433	$3,980,659

Term Loan, 4.75%, (6 mo. USD LIBOR + 4.00%, Floor 0.75%), 11/24/27		5,099	5,121,685

Atotech B.V.:

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 3/18/28	EUR	2,675	3,079,739

Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 3/18/28		12,494	12,492,126

Axalta Coating Systems US Holdings, Inc., Term Loan, 1.882%, (3 mo. USD LIBOR + 1.75%), 6/1/24		24,748	24,730,158

Caldic B.V.:

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 7/18/24	EUR	500	568,969

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 7/18/24	EUR	2,166	2,465,215

Borrower/Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Charter NEX US, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/1/27		5,817	$5,839,277

Chemours Company (The), Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), 4/3/25	EUR	2,819	3,230,296

Colouroz Investment 1 GmbH, Term Loan, 5.00%, (3 mo. EURIBOR + 4.25%, Floor 0.75%), 4.25% cash, 0.75% PIK, 9/21/23	EUR	1,965	2,273,478

CPC Acquisition Corp., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/29/27		16,840	16,836,872

Ferro Corporation:

Term Loan, 2.382%, (3 mo. USD LIBOR + 2.25%), 2/14/24		1,666	1,664,719

Term Loan, 2.382%, (3 mo. USD LIBOR + 2.25%), 2/14/24		1,702	1,700,909

Term Loan, 2.382%, (3 mo. USD LIBOR + 2.25%), 2/14/24		2,356	2,355,018

Flint Group GmbH, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23		2,020	2,021,654

Flint Group US, LLC, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23		12,222	12,229,347

Gemini HDPE, LLC, Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 12/31/27		5,126	5,133,204

Groupe Solmax, Inc., Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 5/29/28		10,704	10,740,926

Hexion, Inc., Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 7/1/26	EUR	5,339	6,197,295

Illuminate Buyer, LLC, Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 6/30/27		13,744	13,727,171

INEOS 226 Limited, Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), 1/29/26	EUR	24,900	28,588,289

INEOS Enterprises Holdings II Limited, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 8/31/26	EUR	1,975	2,284,705

INEOS Enterprises Holdings US Finco, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 8/28/26		5,091	5,108,892

INEOS Finance PLC, Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), 4/1/24	EUR	6,291	7,244,407

INEOS Styrolution US Holding, LLC, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 1/29/26		17,805	17,827,632

Kraton Polymers, LLC, Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), 3/5/25	EUR	526	606,727

Lonza Group AG:

Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 7/3/28	EUR	7,125	8,212,687

Term Loan, 4.75%, (6 mo. USD LIBOR + 4.00%, Floor 0.75%), 7/3/28		16,416	16,463,459

32	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

LSF11 Skyscraper Holdco S.a.r.l.:

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 9/29/27	EUR	11,350	$13,045,627

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 9/29/27		4,826	4,842,371

Messer Industries GmbH:

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), 3/1/26	EUR	2,474	2,844,176

Term Loan, 2.632%, (3 mo. USD LIBOR + 2.50%), 3/1/26		9,931	9,878,725

Orion Engineered Carbons GmbH:

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), 9/24/28	EUR	1,250	1,449,215

Term Loan, 2.75%, (3 mo. USD LIBOR + 2.25%, Floor 0.50%), 9/24/28		4,525	4,553,281

PMHC II, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 3/31/25		4,053	4,032,735

PQ Corporation, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 6/9/28		8,868	8,875,162

Pregis TopCo Corporation, Term Loan, 4.50%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 7/31/26		1,375	1,381,446

Pretium PKG Holdings, Inc.:

Term Loan, 4.50%, (6 mo. USD LIBOR + 4.00%, Floor 0.50%), 10/2/28		7,175	7,200,909

Term Loan - Second Lien, 7.25%, (6 mo. USD LIBOR + 6.75%, Floor 0.50%), 10/1/29		4,175	4,216,750

Rohm Holding GmbH:

Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), 7/31/26	EUR	2,150	2,488,039

Term Loan, 4.904%, (6 mo. USD LIBOR + 4.75%), 7/31/26		16,168	16,218,928

Solenis Holdings, LLC:

Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), 6/26/25	EUR	1,736	2,008,599

Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 6/26/25		20,570	20,587,203

Spectrum Holdings III Corp., Term Loan, 1/31/25(13)		5,588	5,454,938

Starfruit Finco B.V., Term Loan, 2.839%, (1 mo. USD LIBOR + 2.75%), 10/1/25		8,216	8,166,589

Trinseo Materials Operating S.C.A., Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 5/3/28		7,756	7,719,693

Tronox Finance, LLC, Term Loan, 2.369%, (USD LIBOR + 2.25%), 3/13/28(14)		13,520	13,423,466

W.R. Grace & Co. Conn., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 9/22/28		12,600	12,653,550

			$373,766,917

Borrower/Description		Principal Amount* (000’s omitted)	Value

Clothing / Textiles — 0.0%(9)

Samsonite International S.A., Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 4/25/25		2,742	$2,676,172

			$2,676,172

Conglomerates — 0.1%

Penn Engineering & Manufacturing Corp., Term Loan, 3.50%, (3 mo. USD LIBOR + 2.50%, Floor 1.00%), 6/27/24		1,895	$1,900,048

Spectrum Brands, Inc., Term Loan, 2.50%, (6 mo. USD LIBOR + 2.00%, Floor 0.50%), 3/3/28		4,229	4,223,993

			$6,124,041

Containers and Glass Products — 1.8%

Berlin Packaging, LLC, Term Loan, 4.25%, (USD LIBOR + 3.75%, Floor 0.50%), 3/11/28(14)		10,325	$10,348,665

Berry Global, Inc., Term Loan, 1.836%, (1 mo. USD LIBOR + 1.75%), 7/1/26		6,443	6,406,958

BWAY Holding Company, Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 4/3/24		11,112	10,836,354

Flex Acquisition Company, Inc.:

Term Loan, 3.131%, (3 mo. USD LIBOR + 3.00%), 6/29/25		10,321	10,255,831

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 2/23/28		29,636	29,592,075

Kouti B.V., Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 7/1/28	EUR	31,975	36,893,790

Libbey Glass, Inc., Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 11/13/25		7,799	8,107,879

Proampac PG Borrower, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/3/25		19,284	19,335,762

Reynolds Group Holdings, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 9/20/28		17,075	17,053,656

TricorBraun Holdings, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 3/3/28		5,565	5,540,927

Trident TPI Holdings, Inc.:

Term Loan, 3.008%, (3 mo. USD LIBOR + 4.00%, Floor 0.50%), 9/15/28(12)		1,053	1,056,273

Term Loan, 4.50%, (3 mo. USD LIBOR + 4.00%, Floor 0.50%), 9/15/28		7,422	7,446,728

			$162,874,898

33	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Cosmetics / Toiletries — 0.1%

Kronos Acquisition Holdings, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 12/22/26		9,875	$9,618,201

			$9,618,201

Drugs — 3.3%

Aenova Holding GmbH, Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), 3/6/26	EUR	2,925	$3,399,051

Akorn, Inc., Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), 10/1/25		8,288	8,350,525

Alkermes, Inc., Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 3/12/26		18,550	18,503,996

Amneal Pharmaceuticals, LLC, Term Loan, 3.625%, (1 mo. USD LIBOR + 3.50%), 5/4/25		22,578	22,419,098

Bausch Health Companies, Inc., Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 6/2/25		40,023	39,981,219

Cambrex Corporation, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 12/4/26		2,980	2,986,195

Catalent Pharma Solutions, Inc., Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 2/22/28		1,045	1,047,642

Curia Global, Inc., Term Loan, 4.50%, (USD LIBOR + 3.75%, Floor 0.75%), 8/30/26(14)		9,716	9,736,035

Elanco Animal Health Incorporated, Term Loan, 1.832%, (1 mo. USD LIBOR + 1.75%), 8/1/27		1,452	1,440,996

Grifols Worldwide Operations USA, Inc., Term Loan, 2.074%, (1 week USD LIBOR + 2.00%), 11/15/27		35,742	35,280,390

Horizon Therapeutics USA, Inc.:

Term Loan, 2.37%, (1 mo. USD LIBOR + 2.25%), 5/22/26		7,802	7,787,443

Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 3/15/28		16,865	16,845,669

Jazz Financing Lux S.a.r.l., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 5/5/28		15,461	15,499,903

Mallinckrodt International Finance S.A.:

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.25%, Floor 0.75%), 9/24/24		44,353	41,433,496

Term Loan, 6.25%, (1 mo. USD LIBOR + 5.50%, Floor 0.75%), 2/24/25		10,206	9,523,221

Nidda Healthcare Holding AG:

Term Loan, 8/21/26(13)	EUR	2,375	2,713,427

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 8/21/26	EUR	5,475	6,265,808

PPD, Inc., Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 1/13/28		39,332	39,315,122

Borrower/Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)

Recipharm AB, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/17/28	EUR	13,725	$15,724,097

			$298,253,333

Ecological Services and Equipment — 0.3%

Clean Harbors, Inc., Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 10/8/28		5,475	$5,484,286

EnergySolutions, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 5/9/25		17,856	17,877,886

GFL Environmental, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 5/30/25		496	497,801

TruGreen Limited Partnership, Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 11/2/27		4,069	4,079,423

US Ecology Holdings, Inc., Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 11/1/26		2,555	2,551,572

			$30,490,968

Electronics / Electrical — 17.6%

Applied Systems, Inc.:

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 9/19/24		49,552	$49,558,111

Term Loan - Second Lien, 6.25%, (3 mo. USD LIBOR + 5.50%, Floor 0.75%), 9/19/25		3,759	3,820,825

Aptean, Inc.:

Term Loan, 4.337%, (1 mo. USD LIBOR + 4.25%), 4/23/26		16,876	16,863,014

Term Loan - Second Lien, 7.75%, (1 mo. USD LIBOR + 7.00%, Floor 0.75%), 4/23/27		6,550	6,533,625

Astra Acquisition Corp.:

Term Loan, 10/25/28(13)		21,925	21,404,281

Term Loan - Second Lien, 10/22/29(13)		20,175	19,973,250

Banff Merger Sub, Inc.:

Term Loan, 3.882%, (3 mo. USD LIBOR + 3.75%), 10/2/25		39,640	39,425,639

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 10/2/25	EUR	11,961	13,855,932

Term Loan - Second Lien, 6.00%, (3 mo. USD LIBOR + 5.50%, Floor 0.50%), 2/27/26		10,375	10,528,467

Barracuda Networks, Inc., Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), 10/30/28		5,425	5,495,075

Buzz Merger Sub, Ltd.:

Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 1/29/27		4,060	4,037,570

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 1/29/27		435	435,329

34	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Celestica, Inc.:

Term Loan, 2.213%, (1 mo. USD LIBOR + 2.13%), 6/27/25		3,988	$3,972,609

Term Loan, 2.588%, (1 mo. USD LIBOR + 2.50%), 6/27/25		2,567	2,563,292

CentralSquare Technologies, LLC, Term Loan, 3.882%, (3 mo. USD LIBOR + 3.75%), 8/29/25		12,803	11,983,279

Cloudera, Inc.:

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/8/28		31,150	31,140,281

Term Loan - Second Lien, 6.50%, (1 mo. USD LIBOR + 6.00%, Floor 0.50%), 10/8/29		8,550	8,582,062

CommScope, Inc., Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 4/6/26		19,707	19,469,546

Concorde Midco, Ltd., Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 3/1/28	EUR	5,925	6,858,929

ConnectWise, LLC, Term Loan, 9/29/28(13)		12,500	12,501,112

Constant Contact, Inc., Term Loan, 4.75%, (6 mo. USD LIBOR + 4.00%, Floor 0.75%), 2/10/28		16,418	16,412,461

Cornerstone OnDemand, Inc., Term Loan, 4.25%, (6 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/16/28		15,700	15,680,375

CPI International, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 7/26/24		9,548	9,567,464

Creation Technologies, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.50%, Floor 0.50%), 10/5/28		11,500	11,456,875

Cvent, Inc., Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 11/29/24		15,255	15,214,225

Delta TopCo, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/1/27		13,668	13,664,801

E2open, LLC, Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 2/4/28		12,736	12,760,213

ECI Macola Max Holding, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/9/27		13,954	13,992,324

Electro Rent Corporation, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 1/31/24		16,933	17,003,788

Energizer Holdings, Inc., Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 12/22/27		7,653	7,648,243

Epicor Software Corporation, Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 7/30/27		35,507	35,520,146

Finastra USA, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/13/24		49,650	49,450,484

Fiserv Investment Solutions, Inc., Term Loan, 4.155%, (3 mo. USD LIBOR + 4.00%), 2/18/27		5,927	5,942,294

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Gainwell Acquisition Corp., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/1/27		48,417	$48,613,742

Go Daddy Operating Company, LLC, Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 2/15/24		45,704	45,423,701

Hyland Software, Inc.:

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 7/1/24		60,462	60,632,195

Term Loan - Second Lien, 7.00%, (1 mo. USD LIBOR + 6.25%, Floor 0.75%), 7/7/25		1,750	1,771,875

IGT Holding IV AB, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 3/31/28		5,672	5,685,679

Imprivata, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 12/1/27		16,020	16,049,537

Informatica, LLC, Term Loan, 10/27/28(13)		32,075	32,034,906

Liftoff Mobile, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/2/28		14,550	14,509,085

LogMeIn, Inc., Term Loan, 4.834%, (1 mo. USD LIBOR + 4.75%), 8/31/27		18,795	18,790,347

MA FinanceCo., LLC:

Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 6/21/24		2,712	2,692,600

Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), 6/21/24	EUR	2,441	2,806,819

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 6/5/25	EUR	5,509	6,433,782

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/5/25		13,796	13,923,438

MACOM Technology Solutions Holdings, Inc., Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 5/17/24		1,368	1,363,075

Magenta Buyer, LLC:

Term Loan, 5.75%, (3 mo. USD LIBOR + 5.00%, Floor 0.75%), 7/27/28		51,625	51,619,631

Term Loan - Second Lien, 9.00%, (3 mo. USD LIBOR + 8.25%, Floor 0.75%), 7/27/29		16,175	16,080,651

Marcel LUX IV S.a.r.l.:

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 3/15/26		2,186	2,191,848

Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), 3/16/26	EUR	2,650	3,065,951

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/31/27		731	733,158

Mavenir Systems, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.75%, Floor 0.50%), 8/13/28		5,250	5,278,439

Maverick Bidco, Inc.:

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 5/18/28		8,675	8,684,759

35	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Maverick Bidco, Inc.: (continued)

Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), 5/18/29		3,175	$3,206,750

MaxLinear, Inc., Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 6/23/28		7,329	7,308,676

Mirion Technologies, Inc., Term Loan, 10/20/28(13)		8,350	8,339,563

MKS Instruments, Inc.:

Term Loan, 10/21/28(13)	EUR	4,875	5,656,632

Term Loan, 10/21/28(13)		49,125	49,105,792

N-Able International Holdings II, LLC, Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 7/19/28		4,075	4,082,641

NCR Corporation, Term Loan, 2.63%, (3 mo. USD LIBOR + 2.50%), 8/28/26		9,066	8,918,985

Nobel Bidco B.V., Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 6/10/28	EUR	11,450	13,186,563

Panther Commercial Holdings L.P., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.50%, Floor 0.50%), 1/7/28		21,268	21,361,267

PointClickCare Technologies, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), 12/29/27		4,279	4,278,500

Polaris Newco, LLC:

Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 6/2/28	EUR	8,650	10,003,779

Term Loan, 4.50%, (6 mo. USD LIBOR + 4.00%, Floor 0.50%), 6/2/28		24,500	24,587,269

Poseidon Intermediate, LLC, Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 8/18/25		2,643	2,648,247

Proofpoint, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 8/31/28		25,525	25,451,616

ProQuest, LLC, Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 10/23/26		16,419	16,420,193

Rackspace Technology Global, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), 2/15/28		15,522	15,434,689

RealPage, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/24/28		38,100	38,056,337

Recorded Books, Inc., Term Loan, 4.084%, (1 mo. USD LIBOR + 4.00%), 8/29/25		6,877	6,888,028

Redstone Holdco 2 L.P., Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 4/27/28		16,600	16,091,625

Renaissance Holding Corp.:

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 5/30/25		5,054	5,014,278

Term Loan - Second Lien, 7.087%, (1 mo. USD LIBOR + 7.00%), 5/29/26		3,175	3,193,853

Borrower/Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Seattle Spinco, Inc., Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 6/21/24	18,313	$18,183,795

SkillSoft Corporation, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 6/30/28	6,925	6,989,922

SolarWinds Holdings, Inc., Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 2/5/24	26,451	26,136,805

Sophia L.P., Term Loan, 4.50%, (3 mo. USD LIBOR +3.75%, Floor 0.75%), 10/7/27	16,128	16,168,445

Sovos Compliance, LLC:

Term Loan, 2.25%, 8/11/28(12)	1,476	1,486,961

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.50%, Floor 0.50%), 8/11/28	8,549	8,610,540

SS&C European Holdings S.a.r.l., Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 4/16/25	5,256	5,208,082

SS&C Technologies, Inc., Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 4/16/25	6,917	6,853,993

SurveyMonkey, Inc., Term Loan, 3.83%, (1 week USD LIBOR + 3.75%), 10/10/25	13,115	13,090,001

Symplr Software, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.50%, Floor 0.75%), 12/22/27	8,259	8,297,728

Synaptics Incorporated, Term Loan, 10/21/28(13)	4,800	4,812,000

Tibco Software, Inc.:

Term Loan, 3.84%, (1 mo. USD LIBOR + 3.75%), 6/30/26	33,709	33,148,724

Term Loan, 6/30/26(13)	9,350	9,218,520

Term Loan - Second Lien, 7.34%, (1 mo. USD LIBOR + 7.25%), 3/3/28	10,757	10,812,207

TTM Technologies, Inc., Term Loan, 2.582%, (1 mo. USD LIBOR + 2.50%), 9/28/24	1,605	1,605,112

Turing Midco, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 3/23/28	4,739	4,744,652

Uber Technologies, Inc.:

Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 4/4/25	33,736	33,778,256

Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 2/25/27	24,983	25,019,034

Ultimate Software Group, Inc. (The):

Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 5/4/26	23,102	23,171,190

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 5/4/26	43,156	43,290,715

Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), 5/3/27	2,000	2,041,666

Ultra Clean Holdings, Inc., Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 8/27/25	14,384	14,432,271

Valkyr Purchaser, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/29/27	6,169	6,184,423

36	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Verifone Systems, Inc., Term Loan, 4.129%, (3 mo. USD LIBOR + 4.00%), 8/20/25		13,909	$13,643,400

Verisure Holding AB, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 3/27/28	EUR	15,450	17,751,608

Veritas US, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/1/25		19,183	19,279,392

Vision Solutions, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 4/24/28		24,400	24,415,205

VS Buyer, LLC, Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 2/28/27		21,684	21,646,282

Zebra Buyer, LLC, Term Loan, 4/21/28(13)		1,200	1,204,375

			$1,582,161,726

Equipment Leasing — 0.7%

Avolon TLB Borrower 1 (US), LLC:

Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), 1/15/25		29,082	$29,083,410

Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 12/1/27		12,828	12,860,133

Boels Topholding B.V., Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/6/27	EUR	7,750	8,940,337

Fly Funding II S.a.r.l., Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), 10/8/25		8,265	8,295,994

			$59,179,874

Farming / Agriculture — 0.1%

Alltech, Inc., Term Loan, 10/13/28(13)		7,575	$7,593,937

			$7,593,937

Financial Intermediaries — 2.7%

Apex Group Treasury, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 7/27/28		6,026	$6,037,629

Aretec Group, Inc., Term Loan, 4.337%, (1 mo. USD LIBOR + 4.25%), 10/1/25		18,659	18,658,851

Citco Funding, LLC, Term Loan, 2.658%, (3 mo. USD LIBOR + 2.50%), 9/28/23		14,815	14,796,672

CoreLogic, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 6/2/28		50,600	50,663,250

Ditech Holding Corporation, Term Loan, 0.00%, 6/30/22(15)		22,620	4,524,003

Edelman Financial Center, LLC, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 4/7/28		19,143	19,166,098

EIG Management Company, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/22/25		2,919	2,919,125

Borrower/Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

FinCo I, LLC, Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 6/27/25	11,646	$11,622,881

Focus Financial Partners, LLC:

Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 7/3/24	13,111	13,051,310

Term Loan, 2.50%, 6/24/28(12)	1,894	1,888,029

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/1/28	8,186	8,161,005

Franklin Square Holdings, L.P., Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 8/1/25	6,329	6,297,586

GreenSky Holdings, LLC:

Term Loan, 3.375%, (1 mo. USD LIBOR + 3.25%), 3/31/25	12,912	12,879,874

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 3/29/25	3,703	3,703,125

Guggenheim Partners, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), 7/21/23	24,466	24,488,316

HighTower Holdings, LLC:

Term Loan, 4/21/28(13)	200	200,600

Term Loan, 4/21/28(13)	800	802,400

LPL Holdings, Inc., Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 11/12/26	16,113	15,965,292

Mariner Wealth Advisors, LLC:

Term Loan, 0.00%, 8/18/28(12)	697	695,133

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 8/18/28	4,878	4,865,930

Victory Capital Holdings, Inc., Term Loan, 2.377%, (3 mo. USD LIBOR + 2.25%), 7/1/26	7,352	7,331,412

Walker & Dunlop, Inc., Term Loan, 10/13/28(13)	13,050	13,054,072

		$241,772,593

Food Products — 1.8%

8th Avenue Food & Provisions, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 10/1/25	6,675	$6,658,312

Badger Buyer Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 9/30/24	4,877	4,782,336

Froneri International, Ltd., Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 1/29/27	18,195	17,970,674

H Food Holdings, LLC:

Term Loan, 3.775%, (1 mo. USD LIBOR + 3.69%), 5/23/25	8,537	8,508,398

Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 5/23/25	5,592	5,593,972

HLF Financing S.a.r.l., Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 8/18/25	9,793	9,759,725

37	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)

JBS USA LUX S.A., Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 5/1/26		52,358	$52,242,942

Monogram Food Solutions, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 8/28/28		6,025	6,043,828

Nomad Foods Europe Midco Limited, Term Loan, 2.375%, (3 mo. USD LIBOR + 2.25%), 5/15/24		10,516	10,465,156

Shearer’s Foods, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 9/23/27		2,896	2,895,605

Simply Good Foods USA, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 7/7/24		2,455	2,472,250

Sunshine Investments B.V.:

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 3/28/25	EUR	10,618	12,186,166

Term Loan, 3.568%, (3 mo. GBP LIBOR + 3.50%), 3/28/25	GBP	2,000	2,727,264

United Petfood Group B.V., Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), 4/23/28	EUR	5,900	6,779,900

UTZ Quality Foods, LLC, Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 1/20/28		2,062	2,061,211

Valeo F1 Company Limited (Ireland), Term Loan, 6/30/28(13)	EUR	8,550	9,875,309

			$161,023,048

Food Service — 1.1%

1011778 B.C. Unlimited Liability Company, Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 11/19/26		34,945	$34,316,021

Ai Aqua Merger Sub, Inc.:

Term Loan, 7/31/28(13)		752	755,187

Term Loan, 7/31/28(13)		6,014	6,041,500

Ali Group S.R.L., Term Loan, 10/12/28(13)		18,775	18,660,585

IRB Holding Corp.:

Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 2/5/25(14)		2,147	2,144,829

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 12/15/27		28,064	28,102,353

Sovos Brands Intermediate, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 6/8/28		6,155	6,174,304

			$96,194,779

Food / Drug Retailers — 0.2%

L1R HB Finance Limited:

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), 9/2/24	EUR	4,674	$5,091,933

Borrower/Description		Principal Amount* (000’s omitted)	Value

Food / Drug Retailers (continued)

L1R HB Finance Limited: (continued)

Term Loan, 5.326%, (3 mo. GBP LIBOR + 5.25%), 9/2/24	GBP	9,172	$11,699,915

			$16,791,848

Forest Products — 0.2%

Clearwater Paper Corporation, Term Loan, 3.125%, (1 mo. USD LIBOR + 3.00%), 7/26/26		1,034	$1,033,813

Journey Personal Care Corp., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/1/28		17,169	17,126,545

Neenah, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 4/6/28		3,541	3,545,551

			$21,705,909

Health Care — 8.8%

ADMI Corp., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 12/23/27		5,075	$5,078,964

AEA International Holdings (Lux) S.a.r.l., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 9/7/28		11,700	11,743,875

AI Sirona (Luxembourg) Acquisition S.a.r.l., Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), 9/29/25	EUR	2,000	2,304,342

athenahealth, Inc., Term Loan, 4.377%, (3 mo. USD LIBOR + 4.25%), 2/11/26		24,648	24,752,594

Avantor Funding, Inc.:

Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 11/21/24		3,358	3,359,660

Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 11/8/27		5,911	5,913,830

Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), 6/12/28	EUR	19,651	22,708,155

Bayou Intermediate II, LLC, Term Loan, 5.25%, (3 mo. USD LIBOR + 4.50%, Floor 0.75%), 8/2/28		8,250	8,280,937

Biogroup-LCD, Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/28/28	EUR	1,650	1,900,030

BW NHHC Holdco, Inc., Term Loan, 5.125%, (3 mo. USD LIBOR + 5.00%), 5/15/25		13,862	12,291,289

CAB, Term Loan, 3.75%, (6 mo. EURIBOR + 3.75%), 2/9/28	EUR	7,150	8,267,465

Cano Health, LLC, Term Loan, 5.25%, (6 mo. USD LIBOR + 4.50%, Floor 0.75%), 11/19/27		9,643	9,658,905

CCRR Parent, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/6/28		3,881	3,901,113

CeramTec AcquiCo GmbH, Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), 3/7/25	EUR	16,970	19,532,638

38	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Cerba Healthcare S.A.S., Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 5/24/28	EUR	18,925	$21,878,545

Certara L.P., Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 8/15/26		1,845	1,846,528

CHG Healthcare Services, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 9/29/28		12,775	12,795,402

CryoLife, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/1/27		6,784	6,806,183

Dedalus Finance GmbH, Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 5/4/27	EUR	16,850	19,464,690

Electron BidCo, Inc., Term Loan, 11/1/28(13)		13,900	13,901,737

Elsan S.A.S., Term Loan, 3.50%, (EURIBOR + 3.50%), 6/16/28(14)	EUR	4,100	4,736,310

Ensemble RCM, LLC, Term Loan, 3.879%, (3 mo. USD LIBOR + 3.75%), 8/3/26		11,622	11,654,675

Envision Healthcare Corporation, Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 10/10/25		47,303	39,232,213

eResearchTechnology, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 2/4/27		2,189	2,202,989

GHX Ultimate Parent Corporation, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 6/28/24		8,995	9,014,619

Hanger, Inc., Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 3/6/25		11,725	11,730,249

ICON Luxembourg S.a.r.l.:

Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/3/28		4,889	4,894,981

Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/3/28		19,624	19,646,674

Inovalon Holdings, Inc., Term Loan, 2.875%, (1 mo. USD LIBOR + 2.75%), 4/2/25		11,885	11,886,875

IQVIA, Inc.:

Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 3/7/24		9,519	9,521,185

Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 1/17/25		12,472	12,474,342

IVC Acquisition Ltd.:

Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), 2/13/26	EUR	6,225	7,173,611

Term Loan, 4.30%, (1 mo. GBP SONIA + 4.25%), 2/13/26	GBP	950	1,298,150

Term Loan, 2/13/26(13)	EUR	19,100	22,104,437

MDVIP, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/16/28		3,375	3,384,491

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Medical Solutions, LLC:

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 6/14/24		12,043	$12,068,489

Term Loan, 10/5/28(13)		2,792	2,797,671

Term Loan, 10/7/28(13)		14,658	14,687,770

Term Loan - Second Lien, 10/1/29(13)		6,500	6,500,000

Medline Industries, Inc., Term Loan, 10/23/28(13)		21,175	21,215,656

Mehilainen Yhtiot Oy, Term Loan, 3.625%, (3 mo. EURIBOR + 3.625%), 8/11/25	EUR	5,525	6,382,920

Midwest Physician Administrative Services, LLC, Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/12/28		4,104	4,090,588

National Mentor Holdings, Inc.:

Term Loan, 3.75%, 3/2/28(12)		796	792,204

Term Loan, 4.50%, (USD LIBOR + 3.75%, Floor 0.75%), 3/2/28(14)		17,112	17,024,318

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/2/28		540	537,452

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 7.25%, Floor 0.75%), 3/2/29		5,525	5,556,078

Navicure, Inc., Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 10/22/26		12,965	12,993,337

Option Care Health, Inc., Term Loan, 10/27/28(13)		5,050	5,050,000

Ortho-Clinical Diagnostics S.A., Term Loan, 3.08%, (1 mo. USD LIBOR + 3.00%), 6/30/25		16,226	16,238,281

Pacific Dental Services, LLC, Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 5/5/28		4,813	4,833,994

Padagis, LLC, Term Loan, 5.25%, (3 mo. USD LIBOR + 4.75%, Floor 0.50%), 7/6/28		8,425	8,451,328

Parexel International Corporation, Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 9/27/24		3,150	3,148,290

PetVet Care Centers, LLC, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 2/14/25		3,958	3,962,645

Phoenix Guarantor, Inc.:

Term Loan, 3.338%, (1 mo. USD LIBOR + 3.25%), 3/5/26		19,153	19,045,609

Term Loan, 3.586%, (1 mo. USD LIBOR + 3.50%), 3/5/26		10,512	10,453,766

Press Ganey Holdings, Inc., Term Loan, 4.50%, (USD LIBOR + 3.75%, Floor 0.75%), 7/24/26(14)		2,494	2,504,660

Project Ruby Ultimate Parent Corp., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/3/28		11,716	11,717,953

Radiology Partners, Inc., Term Loan, 4.336%, (1 mo. USD LIBOR + 4.25%), 7/9/25		34,817	34,823,773

39	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Radnet Management, Inc., Term Loan, 3.754%, (USD LIBOR + 3.00%, Floor 0.75%), 4/21/28(14)		13,391	$13,385,465

Ramsay Generale de Sante S.A., Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 4/22/27	EUR	9,100	10,517,137

Select Medical Corporation, Term Loan, 2.34%, (1 mo. USD LIBOR + 2.25%), 3/6/25		27,023	26,911,120

Signify Health, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 6/22/28		3,375	3,370,781

Sotera Health Holdings, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 12/11/26		13,328	13,294,820

Sound Inpatient Physicians, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 6/27/25		2,369	2,368,693

Sunshine Luxembourg VII S.a.r.l., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 10/1/26		15,161	15,224,708

Surgery Center Holdings, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 8/31/26		24,354	24,438,362

Synlab Bondco PLC, Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	2,125	2,444,635

Team Health Holdings, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 2/6/24		7,144	6,820,305

U.S. Anesthesia Partners, Inc., Term Loan, 4.75%, (6 mo. USD LIBOR + 4.25%, Floor 0.50%), 10/1/28		23,725	23,751,691

US Radiology Specialists, Inc., Term Loan, 6.25%, (3 mo. USD LIBOR + 5.50%, Floor 0.75%), 12/10/27		8,635	8,677,155

Verscend Holding Corp., Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 8/27/25		27,441	27,522,833

			$790,947,170

Home Furnishings — 1.3%

ACProducts, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.25%, Floor 0.50%), 5/17/28		18,953	$18,918,272

Conair Holdings, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 5/17/28		24,700	24,734,728

Mattress Firm, Inc., Term Loan, 5.00%, (6 mo. USD LIBOR + 4.25%, Floor 0.75%), 9/25/28		16,800	16,750,121

Serta Simmons Bedding, LLC:

Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 8/10/23		13,501	13,703,265

Term Loan - Second Lien, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 8/10/23		44,590	42,156,441

			$116,262,827

Borrower/Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment — 4.2%

AI Alpine AT Bidco GmbH, Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 10/31/25	EUR	6,125	$6,940,858

Albion Financing 3 S.a.r.l., Term Loan, 8/17/26(13)		18,675	18,581,625

Alliance Laundry Systems, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 10/8/27		9,803	9,838,137

Altra Industrial Motion Corp., Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 10/1/25		6,190	6,166,341

American Trailer World Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/3/28		14,439	14,390,082

Apex Tool Group, LLC, Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%, Floor 1.25%), 8/1/24		21,577	21,625,058

CFS Brands, LLC, Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 3/20/25		3,672	3,630,982

Clark Equipment Company:

Term Loan, 1.967%, (3 mo. USD LIBOR + 1.84%), 5/18/24		9,932	9,879,204

Term Loan, 2.382%, (3 mo. USD LIBOR + 2.25%), 5/18/24		4,726	4,714,434

CPM Holdings, Inc., Term Loan, 3.582%, (1 mo. USD LIBOR + 3.50%), 11/17/25		3,208	3,197,736

Delachaux Group S.A., Term Loan, 4.629%, (3 mo. USD LIBOR + 4.50%), 4/16/26		4,998	4,988,629

DexKo Global, Inc.:

Term Loan, 0.00%, 10/4/28(12)		2,172	2,174,715

Term Loan, 0.00%, 10/4/28(12)	EUR	1,012	1,169,600

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 9/22/28	EUR	3,272	3,780,047

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 9/22/28	EUR	6,291	7,268,939

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/4/28		11,403	11,417,254

DXP Enterprises, Inc., Term Loan, 5.75%, (1 mo. USD LIBOR + 4.75%, Floor 1.00%), 12/16/27		4,268	4,271,753

Dynacast International, LLC:

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 7/22/25		14,290	14,325,722

Term Loan, 10.25%, (3 mo. USD LIBOR + 9.25%, Floor 1.00%), 10/22/25		3,096	3,188,916

Engineered Machinery Holdings, Inc.:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 5/5/28	EUR	10,875	12,558,927

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 5/19/28		17,398	17,450,364

Term Loan - Second Lien, 6.75%, (3 mo. USD LIBOR + 6.00%, Floor 0.75%), 5/21/29		2,000	2,020,000

40	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

EWT Holdings III Corp., Term Loan, 2.625%, (1 mo. USD LIBOR + 2.50%), 4/1/28		8,579	$8,533,823

Filtration Group Corporation:

Term Loan, 3.088%, (1 mo. USD LIBOR + 3.00%), 3/29/25		6,464	6,406,386

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 3/29/25	EUR	2,976	3,439,385

Term Loan, 10/21/28(13)		8,975	8,983,975

GrafTech Finance, Inc., Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 2/12/25		4,974	4,986,619

Granite Holdings US Acquisition Co., Term Loan, 4.132%, (3 mo. USD LIBOR + 4.00%), 9/30/26		14,472	14,464,795

Harsco Corporation, Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 3/10/28		3,441	3,436,000

Hayward Industries, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.50%, Floor 0.50%), 5/12/28		7,481	7,472,564

LTI Holdings, Inc.:

Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 9/6/25		5,723	5,659,126

Term Loan, 4.837%, (1 mo. USD LIBOR + 4.75%), 7/24/26		1,922	1,923,476

Term Loan, 4.837%, (1 mo. USD LIBOR + 4.75%), 7/24/26		2,058	2,061,859

Term Loan, 4.837%, (1 mo. USD LIBOR + 4.75%), 7/24/26		3,195	3,197,779

Madison IAQ, LLC, Term Loan, 3.75%, (6 mo. USD LIBOR + 3.25%, Floor 0.50%), 6/21/28		29,152	29,139,781

Minimax Viking GmbH, Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), 7/31/25	EUR	1,875	2,162,989

Quimper AB, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/16/26	EUR	20,175	23,170,819

Rexnord, LLC, Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 10/4/28		3,975	3,983,447

Robertshaw US Holding Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 2/28/25		17,163	16,631,699

SiteOne Landscape Supply, LLC, Term Loan, 2.50%, (3 mo. USD LIBOR + 2.00%, Floor 0.50%), 3/23/28		4,378	4,383,472

Tiger Acquisition, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 6/1/28		6,958	6,924,020

Titan Acquisition Limited, Term Loan, 3.167%, (3 mo. USD LIBOR + 3.00%), 3/28/25		20,673	20,340,008

Vertical US Newco, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.50%, Floor 0.50%), 7/30/27		7,651	7,673,282

Welbilt, Inc., Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 10/23/25		1,000	997,500

Borrower/Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Zephyr German BidCo GmbH, Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), 3/10/28	EUR	9,775	$11,298,486

			$380,850,613

Insurance — 1.8%

Alliant Holdings Intermediate, LLC:

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 5/9/25		4,814	$4,778,900

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 5/9/25		5,892	5,853,583

AmWINS Group, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 2/19/28		31,388	31,213,091

AssuredPartners, Inc., Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 2/12/27		8,995	8,948,935

Asurion, LLC:

Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 11/3/24		2,177	2,163,722

Term Loan, 3.212%, (1 mo. USD LIBOR + 3.13%), 11/3/23		18,409	18,377,971

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 12/23/26		3,474	3,441,545

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 7/31/27		11,841	11,739,358

Term Loan - Second Lien, 5.337%, (1 mo. USD LIBOR + 5.25%), 1/31/28		14,540	14,505,162

Financiere CEP S.A.S., Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), 6/18/27	EUR	4,125	4,795,918

FrontDoor, Inc., Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 6/17/28		873	871,994

Hub International Limited, Term Loan, 2.875%, (3 mo. USD LIBOR + 2.75%), 4/25/25		15,332	15,182,309

NFP Corp., Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 2/15/27		25,726	25,477,692

USI, Inc.:

Term Loan, 3.132%, (3 mo. USD LIBOR + 3.00%), 5/16/24		6,450	6,410,457

Term Loan, 3.382%, (3 mo. USD LIBOR + 3.25%), 12/2/26		3,459	3,438,067

			$157,198,704

Leisure Goods / Activities / Movies — 4.0%

AMC Entertainment Holdings, Inc., Term Loan, 3.086%, (1 mo. USD LIBOR + 3.00%), 4/22/26		15,704	$14,537,810

Amer Sports Oyj, Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), 3/30/26	EUR	11,925	13,797,609

Bombardier Recreational Products, Inc., Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 5/24/27		44,058	43,526,956

41	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Carnival Corporation:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 6/30/25	EUR	2,910	$3,362,815

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), 6/30/25		3,756	3,752,459

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.25%, Floor 0.75%), 10/18/28		32,025	32,029,996

City Football Group Limited, Term Loan, 4.00%, (6 mo. USD LIBOR + 3.50%, Floor 0.50%), 7/21/28		14,300	14,228,500

ClubCorp Holdings, Inc., Term Loan, 2.882%, (3 mo. USD LIBOR + 2.75%), 9/18/24		21,382	20,228,271

Creative Artists Agency, LLC, Term Loan, 11/27/26(13)		3,750	3,736,815

Crown Finance US, Inc.:

Term Loan, 3.50%, (6 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/28/25		24,492	20,323,693

Term Loan, 9.25%, (6 mo. USD LIBOR + 8.25%, Floor 1.00%), 5/23/24		2,800	3,027,309

Term Loan, 15.25%, (7.00% cash, 8.25% PIK), 5/23/24(16)		5,995	7,313,754

Delta 2 (LUX) S.a.r.l., Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/1/24		30,011	29,964,425

Etraveli Holding AB, Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 8/2/24	EUR	7,950	9,135,628

Herschend Entertainment Company, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 8/27/28		4,150	4,170,750

LABL, Inc., Term Loan, 10/29/28(13)		8,725	8,685,013

Lindblad Expeditions, Inc.:

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 4.75% cash, 1.25% PIK, 3/27/25		1,389	1,340,479

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 4.75% cash, 1.25% PIK, 3/27/25		5,556	5,361,915

Live Nation Entertainment, Inc., Term Loan, 1.875%, (1 mo. USD LIBOR + 1.75%), 10/17/26		15,790	15,513,523

Match Group, Inc., Term Loan, 1.874%, (3 mo. USD LIBOR + 1.75%), 2/13/27		6,450	6,393,562

Playtika Holding Corp., Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 3/13/28		21,500	21,495,407

Sandy BidCo B.V., Term Loan, 6/12/28(13)	EUR	14,258	16,518,755

SeaWorld Parks & Entertainment, Inc., Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 8/25/28		10,075	10,063,454

SRAM, LLC, Term Loan, 3.25%, (USD LIBOR + 2.75%, Floor 0.50%), 5/12/28(14)		2,682	2,682,149

Borrower/Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Steinway Musical Instruments, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 2/14/25		1,356	$1,345,812

Travel Leaders Group, LLC, Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 1/25/24		15,153	14,409,187

UFC Holdings, LLC, Term Loan, 3.50%, (6 mo. USD LIBOR + 2.75%, Floor 0.75%), 4/29/26		26,408	26,292,907

Vue International Bidco PLC, Term Loan, 4.75%, (6 mo. EURIBOR + 4.75%), 7/3/26	EUR	3,878	4,249,094

WMG Acquisition Corp., Term Loan, 2.212%, (1 mo. USD LIBOR + 2.13%), 1/20/28		500	497,986

			$357,986,033

Lodging and Casinos — 1.9%

Aristocrat Technologies, Inc., Term Loan, 1.882%, (3 mo. USD LIBOR + 1.75%), 10/19/24		7,466	$7,427,220

Boyd Gaming Corporation, Term Loan, 2.324%, (1 week USD LIBOR + 2.25%), 9/15/23		2,029	2,029,426

Churchill Downs Incorporated, Term Loan, 2.09%, (1 mo. USD LIBOR + 2.00%), 12/27/24		3,369	3,364,539

Four Seasons Hotels Limited, Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 11/30/23		4,594	4,590,164

Golden Nugget, Inc.:

Term Loan, 3.25%, (USD LIBOR + 2.50%, Floor 0.75%), 10/4/23(14)		26,988	26,879,718

Term Loan, 13.00%, (3 mo. USD LIBOR + 12.00%, Floor 1.00%), 10/4/23		1,875	2,048,438

GVC Holdings PLC, Term Loan, 2.25%, (6 mo. EURIBOR + 2.25%), 3/29/24	EUR	21,225	24,329,920

Hilton Grand Vacations Borrower, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 8/2/28		9,125	9,154,656

Oravel Stays Singapore Pte. Ltd., Term Loan, 9.00%, (3 mo. USD LIBOR + 8.25%, Floor 0.75%), 6/23/26		5,461	5,898,217

Playa Resorts Holding B.V., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 4/29/24		19,872	19,436,182

Raptor Acquisition Corp., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 11/1/26		7,114	7,159,561

Sportradar Capital S.a.r.l., Term Loan, 4.25%, (6 mo. EURIBOR + 4.25%), 11/22/27	EUR	3,550	4,122,607

Stars Group Holdings B.V. (The):

Term Loan, 2.382%, (3 mo. USD LIBOR + 2.25%), 7/21/26		24,125	24,063,433

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), 7/21/26	EUR	11,225	13,000,429

42	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

Twin River Worldwide Holdings, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 8/6/28		13,000	$13,007,319

			$166,511,829

Nonferrous Metals / Minerals — 0.3%

American Consolidated Natural Resources, Inc., Term Loan, 17.00%, (3 mo. USD LIBOR + 16.00%, Floor 1.00%), 14.00% cash, 3.00% PIK, 9/16/25		3,979	$4,081,854

Oxbow Carbon, LLC, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), 10/13/25		5,780	5,803,174

Rain Carbon GmbH, Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 1/16/25	EUR	15,625	17,934,561

			$27,819,589

Oil and Gas — 2.0%

Ameriforge Group, Inc.:

Term Loan, 12.57%, (1 mo. USD LIBOR + 13.00%, Floor 1.00%), 12/31/23(12)		2,945	$1,464,934

Term Loan, 14.00%, (3 mo. USD LIBOR + 13.00%, Floor 1.00%), 9.00% cash, 5.00% PIK, 12/31/23		23,158	11,521,295

Apergy Corporation:

Term Loan, 2.625%, (1 mo. USD LIBOR + 2.50%), 5/9/25		328	327,318

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.00%, Floor 1.00%), 6/3/27		1,594	1,622,305

Buckeye Partners L.P., Term Loan, 2.334%, (1 mo. USD LIBOR + 2.25%), 11/1/26		13,396	13,346,824

Centurion Pipeline Company, LLC:

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 9/29/25		3,136	3,120,631

Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 9/28/25		1,638	1,626,366

CITGO Holding, Inc., Term Loan, 8.00%, (6 mo. USD LIBOR + 7.00%, Floor 1.00%), 8/1/23		2,524	2,515,614

CITGO Petroleum Corporation, Term Loan, 7.25%, (3 mo. USD LIBOR + 6.25%, Floor 1.00%), 3/28/24		22,903	23,020,758

CQP Holdco L.P., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 6/5/28		21,945	21,938,153

Delek US Holdings, Inc.:

Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 3/31/25		3,381	3,289,102

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), 3/31/25		5,798	5,826,594

Borrower/Description		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Gulf Finance, LLC, Term Loan, 6.25%, (1 mo. USD LIBOR + 5.25%, Floor 1.00%), 8/25/23		1,990	$1,923,632

ITT Holdings, LLC, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 7/10/28		7,450	7,440,688

Lealand Finance Company B.V., Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 1.087% cash, 3.00% PIK, 6/30/25		2,369	1,115,941

Matador Bidco S.a.r.l., Term Loan, 4.837%, (1 mo. USD LIBOR + 4.75%), 10/15/26		30,229	30,331,429

McDermott Technology Americas, Inc., DIP Letter of Credit, 4.475%, 6/28/24(12)		9,039	6,779,527

Oryx Midstream Services Permian Basin, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 10/5/28		9,750	9,725,625

Prairie ECI Acquiror L.P., Term Loan, 4.837%, (1 mo. USD LIBOR + 4.75%), 3/11/26		5,957	5,765,862

QuarterNorth Energy Holding, Inc., Term Loan - Second Lien, 9.00%, (3 mo. USD LIBOR + 8.00%, Floor 1.00%), 8/27/26		5,729	5,764,962

RDV Resources Properties, LLC, Term Loan, 9.50%, (1 mo. USD LIBOR + 8.50%, Floor 1.00%), 3/29/24		5,656	4,185,072

Sunrise Oil & Gas Properties, LLC:

Term Loan, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), 1/17/23		2,062	2,033,489

Term Loan - Second Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), 1/17/23		2,196	2,166,166

Term Loan - Third Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), 1/17/23		2,537	2,502,531

UGI Energy Services, LLC, Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 8/13/26		10,044	10,084,610

			$179,439,428

Publishing — 0.6%

Adevinta ASA:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 6/26/28	EUR	8,075	$9,346,899

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), 6/26/28		2,170	2,173,969

Alchemy Copyrights, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 3/10/28		3,589	3,597,790

Ascend Learning, LLC:

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 7/12/24		5,283	5,298,464

Term Loan, 7/12/24(13)		3,179	3,180,936

Axel Springer S.E., Term Loan, 5.00%, (3 mo. EURIBOR + 5.00%), 12/18/26	EUR	2,000	2,317,780

43	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Publishing (continued)

Getty Images, Inc.:

Term Loan, 4.587%, (1 mo. USD LIBOR + 4.50%), 2/19/26		23,184	$23,241,471

Term Loan, 5.00%, (1 mo. EURIBOR + 5.00%), 2/19/26	EUR	3,724	4,319,807

Tweddle Group, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 9/17/23		1,717	1,694,315

			$55,171,431

Radio and Television — 1.6%

Diamond Sports Group, LLC, Term Loan, 3.34%, (1 mo. USD LIBOR + 3.25%), 8/24/26		23,360	$12,357,591

Entercom Media Corp., Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 11/18/24		1,398	1,386,778

Entravision Communications Corporation, Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 11/29/24		7,241	7,192,673

Gray Television, Inc., Term Loan, 10/20/28(13)		11,925	11,928,720

Hubbard Radio, LLC, Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), 3/28/25		7,224	7,237,201

iHeartCommunications, Inc., Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 5/1/26		2,365	2,350,825

Mission Broadcasting, Inc., Term Loan, 2.582%, (1 mo. USD LIBOR + 2.50%), 5/26/28		3,691	3,690,750

Nexstar Broadcasting, Inc.:

Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 1/17/24		16,854	16,839,870

Term Loan, 2.582%, (1 mo. USD LIBOR + 2.50%), 9/18/26		9,508	9,505,299

Sinclair Television Group, Inc.:

Term Loan, 2.59%, (1 mo. USD LIBOR + 2.50%), 9/30/26		6,297	6,220,747

Term Loan, 3.09%, (1 mo. USD LIBOR + 3.00%), 4/1/28		23,136	22,851,675

Terrier Media Buyer, Inc., Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 12/17/26		19,006	18,957,668

Univision Communications, Inc.:

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 3/15/24		22,091	22,092,772

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/15/26		3,367	3,367,613

			$145,980,182

Retailers (Except Food and Drug) — 1.3%

BJ’s Wholesale Club, Inc., Term Loan, 2.084%, (1 mo. USD LIBOR + 2.00%), 2/3/24		1,318	$1,320,273

Borrower/Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

CNT Holdings I Corp., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/8/27	6,107	$6,124,197

David’s Bridal, Inc.:

Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), 6/30/23	4,384	4,076,023

Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 6.00% cash, 5.00% PIK, 6/23/23	3,749	3,735,396

Gloves Buyer, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 1/20/28	8,010	8,019,762

Go Wireless, Inc., Term Loan, 7.50%, (1 mo. USD LIBOR + 6.50%, Floor 1.00%), 12/22/24	5,790	5,818,737

Great Outdoors Group, LLC, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/6/28	39,973	40,180,804

Harbor Freight Tools USA, Inc., Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 10/19/27	29,517	29,478,573

Hoya Midco, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/30/24	5,279	5,276,425

PetSmart, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/11/28	15,191	15,230,510

Phillips Feed Service, Inc., Term Loan, 8.00%, (3 mo. USD LIBOR + 7.00%, Floor 1.00%), 11/13/24(6)	480	384,261

Pier 1 Imports (U.S.), Inc., Term Loan, 0.00%, 4/30/22(6)(15)	254	203,488

		$119,848,449

Steel — 0.4%

Atkore International, Inc., Term Loan, 2.50%, (3 mo. USD LIBOR + 2.00%, Floor 0.50%), 5/26/28	7,670	$7,660,225

Phoenix Services International, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 3/1/25	8,618	8,572,438

TMS International Corp., Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 8/14/24(14)	1,787	1,784,267

Zekelman Industries, Inc., Term Loan, 2.086%, (1 mo. USD LIBOR + 2.00%), 1/24/27	19,852	19,697,253

		$37,714,183

Surface Transport — 0.6%

Avis Budget Car Rental, LLC, Term Loan, 1.84%, (1 mo. USD LIBOR + 1.75%), 8/6/27	7,067	$6,929,303

Hertz Corporation (The):

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 6/30/28	2,577	2,582,901

44	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Surface Transport (continued)

Hertz Corporation (The): (continued)

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 6/30/28		13,639	$13,670,926

Kenan Advantage Group, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/24/26		22,368	22,395,466

PODS, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 3/31/28		3,881	3,880,155

XPO Logistics, Inc., Term Loan, 1.83%, (1 mo. USD LIBOR + 1.75%), 2/24/25		4,275	4,254,159

			$53,712,910

Telecommunications — 2.6%

Avaya, Inc., Term Loan, 4.09%, (1 mo. USD LIBOR + 4.00%), 12/15/27		1,600	$1,605,571

CenturyLink, Inc., Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 3/15/27		50,537	50,020,699

Ciena Corporation, Term Loan, 1.836%, (1 mo. USD LIBOR + 1.75%), 9/26/25		1,894	1,897,329

Cyxtera DC Holdings, Inc.:

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 5/1/24		22,237	22,143,654

Term Loan, 5/1/24(13)		3,160	3,160,468

Digicel International Finance Limited, Term Loan, 3.43%, (6 mo. USD LIBOR + 3.25%), 5/28/24		14,205	13,843,937

GEE Holdings 2, LLC:

Term Loan, 9.00%, (3 mo. USD LIBOR + 8.00%, Floor 1.00%), 3/24/25		9,639	9,627,068

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 2.50% cash, 6.75% PIK, 3/23/26		6,415	5,805,356

Intelsat Jackson Holdings S.A.:

DIP Loan, 5.392%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 10/13/22(12)		12,846	12,910,331

Term Loan, 8.00%, (USD Prime + 4.75%), 11/27/23		15,550	15,720,086

Term Loan, 8.75%, (USD Prime + 5.50%), 1/2/24		15,794	16,037,552

Level 3 Financing, Inc., Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 3/1/27		1,098	1,084,757

Onvoy, LLC, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), 2/10/24		11,847	11,851,781

Syniverse Holdings, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 3/9/23		11,001	11,008,888

Zayo Group Holdings, Inc., Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), 3/9/27	EUR	4,183	4,744,110

Borrower/Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Ziggo Financing Partnership, Term Loan, 2.59%, (1 mo. USD LIBOR + 2.50%), 4/30/28	47,575	$47,106,672

		$228,568,259

Utilities — 0.3%

Brookfield WEC Holdings, Inc., Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 8/1/25	7,679	$7,633,964

Calpine Corporation:

Term Loan, 2.09%, (1 mo. USD LIBOR + 2.00%), 4/5/26	4,466	4,419,793

Term Loan, 2.59%, (1 mo. USD LIBOR + 2.50%), 12/16/27	10,789	10,762,496

Longview Power, LLC, Term Loan, 11.50%, (3 mo. USD LIBOR + 10.00%, Floor 1.50%), 7/30/25	590	600,691

USIC Holdings, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 5/12/28	6,050	6,050,944

		$29,467,888

Total Senior Floating-Rate Loans (identified cost $7,866,056,717)		$7,797,825,913

Warrants — 0.1%
Security	Shares	Value

Leisure Goods / Activities / Movies — 0.0%(9)

Cineworld Group PLC, Exp. 11/23/25(7)(8)	1,791,400	$483,215

		$483,215

Oil and Gas — 0.1%

QuarterNorth Energy, Inc., Exp. 8/27/28(7)(8)	60,735	$6,286,072

		$6,286,072

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Exp. 11/26/22(6)(7)(8)	51,888	$0

		$0

Total Warrants (identified cost $0)		$6,769,287

45	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Short-Term Investments — 7.4%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(17)	667,360,691	$667,360,691

Total Short-Term Investments (identified cost $667,360,691)		$667,360,691

Total Investments — 105.3% (identified cost $9,536,564,197)		$9,465,358,318

Less Unfunded Loan Commitments — (0.3)%		$(26,389,547)

Net Investments — 105.0% (identified cost $9,510,174,650)		$9,438,968,771

Other Assets, Less Liabilities — (5.0)%		$(452,187,000)

Net Assets — 100.0%		$8,986,781,771

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2021, the aggregate value of these securities is $835,640,893 or 9.3% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2021.

(3)	Variable rate security whose interest rate will be determined after October 31, 2021.

(4)	When-issued, variable rate security whose interest rate will be determined after October 31, 2021.

(5)	Affiliated company (see Note 8).

(6)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(7)	Non-income producing security.

(8)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(9)	Amount is less than 0.05%.

(10)	Restricted security (see Note 5).

(11)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or a minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(12)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2021, the total value of unfunded loan commitments is $24,018,264. See Note 1F for description.

(13)	This Senior Loan will settle after October 31, 2021, at which time the interest rate will be determined.

(14)

The stated interest rate represents the weighted average interest rate at October 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(15)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(16)	Fixed-rate loan.

(17)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

46	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	191,226,242	USD	221,296,569	Standard Chartered Bank	11/2/21	$—	$(239,057)

USD	200,532,238	EUR	172,938,197	Standard Chartered Bank	11/2/21	615,705	—

USD	21,236,246	EUR	18,288,045	State Street Bank and Trust Company	11/2/21	95,268	—

USD	59,095,975	EUR	50,000,000	HSBC Bank USA, N.A.	11/30/21	1,264,530	—

USD	59,063,930	EUR	50,000,000	HSBC Bank USA, N.A.	11/30/21	1,232,485	—

USD	59,088,595	EUR	50,000,000	Standard Chartered Bank	11/30/21	1,257,150	—

USD	68,315,360	EUR	57,825,159	State Street Bank and Trust Company	11/30/21	1,433,110	—

USD	14,093,306	EUR	12,000,000	State Street Bank and Trust Company	11/30/21	213,760	—

USD	8,292,208	EUR	7,000,000	State Street Bank and Trust Company	11/30/21	195,806	—

USD	699,277	EUR	601,196	State Street Bank and Trust Company	11/30/21	3,916	—

USD	221,421,026	EUR	191,226,242	Standard Chartered Bank	12/2/21	234,629	—

USD	45,592,787	EUR	39,414,978	HSBC Bank USA, N.A.	12/30/21	—	(42,006)

USD	137,296,085	EUR	118,215,948	State Street Bank and Trust Company	12/30/21	425,265	—

USD	74,073,208	EUR	63,774,709	State Street Bank and Trust Company	12/30/21	234,637	—

USD	49,390,335	EUR	42,516,472	State Street Bank and Trust Company	12/30/21	164,622	—

USD	4,988,257	EUR	4,264,057	State Street Bank and Trust Company	12/31/21	51,145	—

USD	21,942,241	GBP	15,968,594	State Street Bank and Trust Company	1/31/22	83,511	—

USD	22,331,708	GBP	16,254,865	State Street Bank and Trust Company	1/31/22	81,116	—

						$7,586,655	$(281,063)

Abbreviations:

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

SONIA	–	Sterling Overnight Interbank Average

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

47	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value (identified cost, $8,840,468,551)	$8,761,534,492

Affiliated investments, at value (identified cost, $669,706,099)	677,434,279

Cash	123,419,011

Deposits for derivatives collateral — forward foreign currency exchange contracts	840,000

Foreign currency, at value (identified cost, $33,560,728)	33,525,450

Interest receivable	25,774,090

Dividends receivable from affiliated investments	23,171

Receivable for investments sold	10,263,349

Receivable for open forward foreign currency exchange contracts	7,586,655

Other receivables	2,137,539

Prepaid expenses	573,787

Total assets	$9,643,111,823

Liabilities

Payable for investments purchased	$649,309,855

Payable for when-issued securities	1,500,000

Payable for open forward foreign currency exchange contracts	281,063

Payable to affiliates:

Investment adviser fee	3,673,653

Trustees’ fees	9,042

Accrued expenses	1,556,439

Total liabilities	$656,330,052

Net Assets applicable to investors’ interest in Portfolio	$8,986,781,771

48	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest and other income	$292,253,734

Dividends (net of foreign taxes, $171,797)	4,850,123

Dividends from affiliated investments	451,195

Total investment income	$297,555,052

Expenses

Investment adviser fee	$36,249,354

Trustees’ fees and expenses	108,455

Custodian fee	1,363,186

Legal and accounting services	468,698

Interest expense and fees	2,245,707

Miscellaneous	312,909

Total expenses	$40,748,309

Net investment income	$256,806,743

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(8,482,886)

Investment transactions — affiliated investments	(191)

Foreign currency transactions	3,718,429

Forward foreign currency exchange contracts	13,919,724

Net realized gain	$9,155,076

Change in unrealized appreciation (depreciation) —

Investments	$243,823,143

Investments — affiliated investments	(22,292,157)

Foreign currency	708,407

Forward foreign currency exchange contracts	2,507,089

Net change in unrealized appreciation (depreciation)	$224,746,482

Net realized and unrealized gain	$233,901,558

Net increase in net assets from operations	$490,708,301

49	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$256,806,743	$271,089,792

Net realized gain (loss)	9,155,076	(327,446,076)

Net change in unrealized appreciation (depreciation)	224,746,482	33,872,092

Net increase (decrease) in net assets from operations	$490,708,301	$(22,484,192)

Capital transactions —

Contributions	$3,163,957,748	$266,696,978

Withdrawals	(317,385,727)	(2,561,352,547)

Net increase (decrease) in net assets from capital transactions	$2,846,572,021	$(2,294,655,569)

Net increase (decrease) in net assets	$3,337,280,322	$(2,317,139,761)

Net Assets

At beginning of year	$5,649,501,449	$7,966,641,210

At end of year	$8,986,781,771	$5,649,501,449

50	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2021	2020	2019	2018	2017

Ratios (as a percentage of average daily net assets):

Expenses	0.56%	0.59%	0.55%	0.54%	0.56%

Net investment income	3.51%	4.17%	5.09%	4.38%	4.07%

Portfolio Turnover	26%	28%	16%	30%	42%

Total Return	7.80%	1.18%	1.64%	5.05%	5.69%

Net assets, end of year (000’s omitted)	$8,986,782	$5,649,501	$7,966,641	$11,502,389	$9,795,966

51	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2021, Eaton Vance Floating-Rate Fund and Eaton Vance Floating-Rate & High Income Fund held an interest of 86.3% and 13.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which

52

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Notes to Financial Statements — continued

is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2021, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.

53

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Portfolio’s prior fee reduction agreements were incorporated into the New Agreement. Pursuant to the New Agreement (and the investment advisory agreement with BMR in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.5750%

$1 billion but less than $2 billion	0.5250%

$2 billion but less than $5 billion	0.4900%

$5 billion but less than $10 billion	0.4600%

$10 billion but less than $15 billion	0.4350%

$15 billion but less than $20 billion	0.4150%

$20 billion but less than $25 billion	0.4000%

$25 billion and over	0.3900%

For the year ended October 31, 2021, the Portfolio’s investment adviser fee amounted to $36,249,354 or 0.50% of the Portfolio’s average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and principal repayments on Senior Loans, aggregated $4,912,161,423 and $1,880,652,417, respectively, for the year ended October 31, 2021.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$9,499,395,532

Gross unrealized appreciation	$80,917,989

Gross unrealized depreciation	(141,583,807)

Net unrealized depreciation	$(60,665,818)

5  Restricted Securities

At October 31, 2021, the Portfolio owned the following securities (representing 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks

Skillsoft Corp.	6/23/21	893,525	$8,935,250	$10,789,136

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Eaton Vance

Floating Rate Portfolio

October 31, 2021

Notes to Financial Statements — continued

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2021 is included in the Portfolio of Investments. At October 31, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $281,063. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $840,000 at October 31, 2021.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2021 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$7,586,655	(1)	$(281,063	)(2)

Total Derivatives subject to master netting or similar agreements	$7,586,655		$(281,063)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

55

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Notes to Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

HSBC Bank USA, N.A.	$2,497,015	$(42,006)	$(778,125)	$—	$1,676,884

Standard Chartered Bank	2,107,484	(239,057)	—	—	1,868,427

State Street Bank and Trust Company	2,982,156	—	(2,982,156)	—	—

	$7,586,655	$(281,063)	$(3,760,281)	$—	$3,545,311

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

HSBC Bank USA, N.A.	$(42,006)	$42,006	$—	$—	$—

Standard Chartered Bank	(239,057)	239,057	—	—	—

	$(281,063)	$281,063	$—	$—	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$13,919,724	$2,507,089

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2021, which is indicative of the volume of this derivative type, was approximately $817,103,000.

7  Credit Facility

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $650 million ($750 million prior to March 8, 2021) unsecured credit facility agreement (Agreement) with a group of banks, which is in effect through March 7, 2022. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is payable on amounts borrowed overnight at the Federal Funds rate plus a margin and for all other amounts borrowed for longer periods at a base rate or LIBOR, plus a margin. Base rate is the highest of (a) the administrative agent’s prime rate, (b) the Federal Funds Rate plus a margin and (c) the one month London Interbank Offered Rate (LIBOR) rate plus a margin. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of each lender’s commitment amount is allocated among the participating portfolios and fund at the end of each quarter. Also included in interest expense and fees on the Statement of Operations is approximately $1,199,000 of amortization of upfront fees paid by the Portfolio in connection with the annual renewal of the Agreement. The unamortized balance of

56

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Notes to Financial Statements — continued

upfront fees at October 31, 2021 is $439,550 and is included in prepaid expenses in the Statement of Assets and Liabilities. Because the credit facility is not available exclusively to the Portfolio and the maximum amount is capped, it may be unable to borrow some or all of a requested amount at any particular time. The Portfolio did not have any significant borrowings during the year ended October 31, 2021.

8  Investments in Affiliated Companies/Funds

An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At October 31, 2021, the value of the Portfolio’s investment in affiliated companies and funds was $677,434,279, which represents 7.5% of the Portfolio’s net assets. Transactions in affiliated companies and funds by the Portfolio for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/ Units, end of period

Common Stocks*

IAP Global Services, LLC(1)(2)(3)	$32,365,745	$—	$—	$—	$(22,292,157)	$10,073,588	$—	2,577

Short Term Investments

Eaton Vance Cash Reserves Fund, LLC	183,387,147	2,630,755,777	(2,146,782,042)	(191)	—	667,360,691	451,195	667,360,691

Totals				$(191)	$(22,292,157)	$677,434,279	$451,195

*	The related industry is the same as the presentation in the Portfolio of Investments.

(1)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(2)	Non-income producing security.

(3)	A portion of the shares were acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Eaton Vance

Floating Rate Portfolio

October 31, 2021

Notes to Financial Statements — continued

At October 31, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Asset-Backed Securities	$—	$267,118,302	$—	$267,118,302

Common Stocks	28,054,256	27,029,057	34,813,887	89,897,200

Convertible Preferred Stocks	—	4,286,462	—	4,286,462

Corporate Bonds	—	577,133,882	—	577,133,882

Exchange-Traded Funds	48,240,900	—	—	48,240,900

Preferred Stocks	—	6,725,681	0	6,725,681

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	7,765,246,715	6,189,651	7,771,436,366

Warrants	—	6,769,287	0	6,769,287

Short-Term Investments	—	667,360,691	—	667,360,691

Total Investments	$76,295,156	$9,321,670,077	$41,003,538	$9,438,968,771

Forward Foreign Currency Exchange Contracts	$—	$7,586,655	$—	$7,586,655

Total	$76,295,156	$9,329,256,732	$41,003,538	$9,446,555,426

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(281,063)	$—	$(281,063)

Total	$—	$(281,063)	$—	$(281,063)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.

10  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to

58

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Notes to Financial Statements — continued

determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

59

Eaton Vance

Floating Rate Portfolio

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Eaton Vance Floating Rate Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 16, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

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Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

61

Eaton Vance

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October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust and Portfolio, and his former position with EVC, which was an affiliate of the Trust and Portfolio prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

62

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial

Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

63

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

64

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

65

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

66

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

67

This Page Intentionally Left Blank

Investment Adviser of Eaton Vance Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Floating-Rate & High Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

811    10.31.21

Eaton Vance

Government Opportunities Fund

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution.

Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2021

Eaton Vance

Government Opportunities Fund

Eaton Vance

Government Opportunities Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended October 31, 2021, included a change in government administration, a global pandemic, the development and rollout of COVID-19 vaccines, and the subsequent reopening of the economy. Financial market activity surged during the period as global equity markets posted strong returns, and U.S. Treasury yields rose across the curve.

The period began with multiple drug makers announcing successful clinical trials in their COVID-19 vaccine development. The U.S. Federal Reserve (the Fed) maintained its accommodative monetary policies and Congress passed $900 billion in additional fiscal stimulus. Stocks performed well, credit spreads tightened, and long-term U.S. Treasury yields rose as the U.S. dollar weakened.

The beginning of 2021 saw a divergence between equity and fixed-income markets. Equities continued a torrid pace from the prior year as investors grew optimistic about the economic reopening. In contrast, bond markets suffered as the Bloomberg U.S. Aggregate Bond Index posted its worst quarterly return in 40 years. Mortgage rates followed U.S. Treasury yields higher, resulting in lower refinancing activity during the first quarter.

During the second quarter of 2021, global equity markets resumed their growth streak, while fixed-income markets staged a bounce back. The U.S. Treasury yield curve experienced a dramatic flattening as 10-year and 30-year yields fell 29 and 35 basis points, respectively. The hawkish stance taken by the Fed this June surprised many market participants as rate-hike expectations grew and conversations regarding the tapering of asset purchases began. Mortgage rates drifted lower during the period, reigniting worries about faster prepayments and supplies of mortgage-backed securities (MBS). The combination weighed on relative returns in the MBS market.

As 2021 progressed, inflation became a top concern for investors. Strong demand for goods and services, ongoing supply-side constraints, and rising commodity prices all contributed to inflationary fears. As a result, many central banks began to take less accommodative postures. At its September meeting, the Fed indicated it might start tapering its bond-buying policy as soon as November, and signaled a rise in the federal funds rate in 2022 might be warranted. This more hawkish tact from the Fed caused a further flattening of the Treasury curve, with the yield pickup going from a 5 year to a 30 year Treasury falling to a cycle low of 75 basis points, after peaking at 163 basis points earlier in the year.

For the period as a whole, the Fed maintained the pace of its agency MBS purchases, adding $40 billion per month. Falling mortgage rates early in the period sparked a wave of refinances. Elevated supply and concerns about the Fed’s eventual bond-buying reduction weighed on the MBS market during the period.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Government Opportunities Fund (the Fund) returned –0.66% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the ICE BofA 1-3 Year U.S. Treasury Index (the Index), which returned –0.23%.

The robust economic recovery following the coronavirus-induced recession helped push interest rates higher during the period. As a result, rising inflation prompted market participants to anticipate and begin preparing for the Fed to eventually taper its purchases of U.S. Treasurys and agency MBS.

Expectations of reduced demand by the Fed for agency MBS and falling long-term interest rates weighed on the MBS sector relative to other segments of the U.S. fixed-income markets during the period. While Fed demand is expected to decline from current levels, it will not disappear entirely as the central bank may continue reinvesting the principal prepayments it receives on its massive MBS allocation.

The main detractor from Fund performance relative to the Index during the period was the Fund’s exposure to lower coupon fixed-rate agency MBS. Because these bonds generally carry longer durations, they were negatively impacted by the sharp rise in interest rates during the early part of the period.

Strong performance within the Fund’s allocation to short-structured collateralized mortgage obligations helped offset some of these headwinds. Relatively higher yields and the low interest rate sensitivity of these bonds benefited the Fund during the period. An allocation to interest-only securities also contributed to Fund returns relative to the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Government Opportunities Fund

October 31, 2021

Performance2,3

Portfolio Managers Andrew Szczurowski, CFA and Alexander Payne, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	08/24/1984	08/24/1984	–0.66%	1.57%	1.23%
Class A with 2.25% Maximum Sales Charge	—	—	–2.86	1.11	1.00

Class C at NAV	11/01/1993	08/24/1984	–1.41	0.81	0.48
Class C with 1% Maximum Sales Charge	—	—	–2.38	0.81	0.48

Class I at NAV	04/03/2009	08/24/1984	–0.25	1.83	1.49
Class R at NAV	08/12/2005	08/24/1984	–0.75	1.32	0.99

ICE BofA 1-3 Year U.S. Treasury Index	—	—	–0.23%	1.58%	1.12%
Bloomberg U.S. Intermediate Government Bond Index	—	—	–1.53	1.97	1.77

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R

Gross		1.14%	1.89%	0.89%	1.39%
Net		1.08	1.83	0.83	1.33

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2011	$10,491	N.A.
Class I	$250,000	10/31/2011	$290,012	N.A.

Class R	$10,000	10/31/2011	$11,040	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Government Opportunities Fund

October 31, 2021

Fund Profile

Asset Allocation (% of total investments)5

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Government Opportunities Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofA 1-3 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Bloomberg U.S. Intermediate Government Bond Index is an unmanaged index of U.S. government bonds with maturities from one year up to (but not including) 10 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

Effective March 1, 2021, the Fund changed its primary benchmark to the ICE BofA 1-3 Year U.S. Treasury Index to align more closely with the Fund’s historical duration.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/22. Without the reimbursement, if applicable, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Other represents any investment type less than 1% of total investments.

Fund profile subject to change due to active management.

Additional Information

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Eaton Vance

Government Opportunities Fund

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period* (5/1/21 – 10/31/21)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$988.00	$5.26	**	1.05%
Class C	$1,000.00	$984.20	$9.00	**	1.80%
Class I	$1,000.00	$990.90	$4.01	**	0.80%
Class R	$1,000.00	$988.30	$6.52	**	1.30%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.91	$5.35	**	1.05%
Class C	$1,000.00	$1,016.13	$9.15	**	1.80%
Class I	$1,000.00	$1,021.17	$4.08	**	0.80%
Class R	$1,000.00	$1,018.65	$6.61	**	1.30%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Government Opportunities Fund

October 31, 2021

Portfolio of Investments

Asset-Backed Securities — 3.5%
Security	Principal Amount (000’s omitted)	Value

Mello Warehouse Securitization Trust, Series 2020-2, Class F, 3.339%, (1 mo. USD LIBOR + 3.25%), 11/25/53(1)(2)	$5,500	$5,552,745

NewRez Warehouse Securitization Trust, Series 2021-1, Class E, 3.339%, (1 mo. USD LIBOR + 3.25%), 5/25/55(1)(2)	3,300	3,324,745

NRZ Excess Spread-Collateralized Notes, Series 2021-FNT1, Class A, 2.981%, 3/25/26(1)	426	424,648

PNMAC GMSR Issuer Trust:

Series 2018-GT1, Class A, 2.939%, (1 mo. USD LIBOR + 2.85%), 2/25/23(1)(2)	4,000	4,012,528

Series 2018-GT2, Class A, 2.739%, (1 mo. USD LIBOR + 2.65%), 8/25/25(1)(2)	430	430,341

Provident Funding Mortgage Warehouse Securitization Trust, Series 2021-1, Class F, 4.589%, (1 mo. USD LIBOR + 4.50%), 2/25/55(1)(2)	2,000	1,990,570

Total Asset-Backed Securities (identified cost $15,702,497)		$15,735,577

Collateralized Mortgage Obligations — 51.8%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Series 30, Class I, 7.50%, 4/25/24	$12	$12,753

Series 1822, Class Z, 6.90%, 3/15/26	133	143,960

Series 1829, Class ZB, 6.50%, 3/15/26	22	23,337

Series 1896, Class Z, 6.00%, 9/15/26	50	54,269

Series 2075, Class PH, 6.50%, 8/15/28	34	38,103

Series 2091, Class ZC, 6.00%, 11/15/28	103	113,562

Series 2102, Class Z, 6.00%, 12/15/28	28	30,359

Series 2115, Class K, 6.00%, 1/15/29	250	271,087

Series 2142, Class Z, 6.50%, 4/15/29	68	74,421

Series 4039, Class ME, 2.00%, 12/15/40	77	77,158

Series 4107, Class SA, 2.524%, (2.57% - 1 mo. USD LIBOR x 0.57), 9/15/42(3)	606	598,075

Series 4107, Class SB, 2.524%, (2.57% - 1 mo. USD LIBOR x 0.57), 9/15/42(3)	301	297,320

Series 4107, Class SC, 2.524%, (2.57% - 1 mo. USD LIBOR x 0.57), 9/15/42(3)	722	712,972

Series 4107, Class SD, 2.524%, (2.57% - 1 mo. USD LIBOR x 0.57), 9/15/42(3)	540	532,559

Series 4204, Class AF, 1.082%, (1 mo. USD LIBOR + 1.00%), 5/15/43(2)	610	585,853

Series 4212, Class NS, 5.292%, (5.40% - 1 mo. USD LIBOR x 1.20), 6/15/43(3)	423	462,566

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 4259, Class UE, 2.50%, 5/15/43	$677	$689,812

Series 4623, Class SK, 3.513%, (3.57% - 1 mo. USD LIBOR x 0.71), 10/15/46(3)	481	473,717

Series 4637, Class SK, 4.842%, (4.98% - 1 mo. USD LIBOR x 1.66), 4/15/44(3)	10	10,466

Series 4754, Class FJ, 1.082%, (1 mo. USD LIBOR + 1.00%), 4/15/44(2)	172	172,253

Series 4938, Class KZ, 2.50%, 12/25/49	619	546,452

Series 4999, Class C, 2.00%, 6/25/50	308	307,507

Series 5003, Class AZ, 2.50%, 8/25/50	239	239,450

Series 5003, Class PZ, 2.50%, 8/25/50	88	87,972

Series 5007, Class PZ, 3.00%, 7/25/50	217	217,243

Series 5009, Class ZN, 3.50%, 7/25/50	1,561	1,565,484

Series 5020, Class EZ, 2.00%, 10/25/50	1,216	1,190,987

Series 5020, Class ZD, 2.00%, 10/25/50	70	70,177

Series 5021, Class CZ, 2.00%, 10/25/50	639	640,988

Series 5021, Class NZ, 2.00%, 10/25/50	1,104	1,089,333

Series 5028, Class AZ, 2.00%, 10/25/50	590	591,756

Series 5028, Class TZ, 2.00%, 10/25/50	1,310	1,287,048

Series 5028, Class ZT, 2.00%, 10/25/50	1,071	1,059,106

Series 5031, Class Z, 2.50%, 10/25/50	1	550

Series 5035, Class AZ, 2.00%, 11/25/50	1,475	1,448,025

Series 5035, Class ZK, 2.50%, 11/25/50	1,881	1,895,338

Series 5035, Class ZT, 2.00%, 10/25/50	1,082	1,074,700

Series 5036, Class ZA, 2.50%, 11/25/50	250	249,787

Series 5039, Class ZJ, 2.00%, 11/25/50	272	273,308

Series 5040, Class TZ, 2.50%, 11/25/50	452	457,669

Series 5042, Class PZ, 2.00%, 11/25/50	3,355	3,337,700

Series 5058, Class ZH, 3.00%, 5/25/50	649	653,958

Series 5058, Class ZP, 3.00%, 9/25/50	82	82,121

Series 5071, Class CS, 3.25%, (3.30% - 30-day average SOFR), 2/25/51(3)	1,635	1,552,388

Series 5072, Class ZU, 2.50%, 2/25/51	1,680	1,688,304

Series 5081, Class ZL, 3.00%, 3/25/51	135	135,091

Series 5083, Class ZW, 2.50%, 3/25/51	1,029	1,036,893

Series 5084, Class ZP, 2.50%, 3/25/51	636	637,718

Series 5090, Class PZ, 2.50%, 3/25/51	896	900,530

Series 5093, Class Z, 3.00%, 1/25/51	75	75,311

Series 5101, Class EZ, 2.00%, 3/25/51	526	516,089

Series 5104, Class WZ, 3.00%, 4/25/51	354	344,037

Series 5114, Class ZH, 3.00%, 5/25/51	1,562	1,568,945

Series 5121, Class HZ, 3.00%, 6/25/51	208	209,132

Series 5123, Class JZ, 2.00%, 7/25/51	779	776,437

Series 5124, Class HZ, 3.00%, 7/25/51	1,586	1,586,898

Series 5129, Class HZ, 1.25%, 4/25/50	825	825,867

Series 5129, Class TZ, 2.50%, 8/25/51	1,698	1,700,141

7	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 5131, Class QZ, 3.00%, 7/25/51	$892	$891,251

Series 5132, Class LZ, 2.50%, 8/25/51	1,722	1,713,163

Series 5135, Class MZ, 2.50%, 8/25/51	2,785	2,776,330

Series 5136, Class ZJ, 2.50%, 8/25/51	3,219	3,191,553

Series 5139, Class DZ, 2.50%, 9/25/51	1,941	1,927,125

Series 5141, Class ZJ, 2.50%, 9/25/51	2,766	2,746,255

Series 5144, Class Z, 2.50%, 9/25/51	5,351	5,367,746

Series 5148, Class AZ, 2.50%, 10/25/51	3,501	3,460,973

Series 5150, Class ZJ, 2.50%, 10/25/51	1,997	1,972,672

Series 5150, Class ZN, 2.50%, 10/25/51	815	808,801

Series 5159, Class ZP, 3.00%, 11/25/51	1,300	1,285,560

Series 5159, Class ZT, 3.00%, 11/25/51	1,000	978,757

Series 5160, Class ZG, 3.00%, 9/25/50	5,000	5,018,720

Series 5160, Class ZY, 3.00%, 10/25/50	5,000	5,010,107

Series 5163, Class Z, 3.00%, 11/25/51	2,700	2,708,087

Series 5166, Class ZN, 3.00%, 9/25/50	3,700	3,709,199

Series 5168, Class MZ, 3.00%, 10/25/51	2,000	1,972,513

Interest Only:(4)

Series 362, Class C12, 4.00%, 12/15/47	3,037	472,015

Series 4676, Class DI, 4.00%, 7/15/44	375	2,124

Series 4749, Class IL, 4.00%, 12/15/47	1,223	165,672

Series 4756, Class KI, 4.00%, 1/15/48	1,350	183,931

Series 4767, Class IM, 4.00%, 5/15/45	410	3,526

Series 4768, Class IO, 4.00%, 3/15/48	965	132,462

Series 4772, Class PI, 4.00%, 1/15/48	1,431	194,960

Series 4791, Class JI, 4.00%, 5/15/48	1,954	234,650

Series 4966, Class SY, 5.961%, (6.05% - 1 mo. USD LIBOR), 4/25/50(3)	3,117	533,720

Series 5008, Class IE, 2.00%, 9/25/50	10,214	1,114,164

Series 5010, Class I, 2.00%, 9/25/50	4,076	445,875

Series 5010, Class IN, 2.00%, 9/25/50	4,502	476,655

Series 5010, Class NI, 2.00%, 9/25/50	3,442	387,589

Series 5016, Class UI, 2.00%, 9/25/50	3,308	360,863

Series 5017, Class DI, 2.00%, 9/25/50	5,789	631,510

Series 5022, Class AI, 2.00%, 10/25/50	4,329	492,786

Series 5024, Class CI, 2.00%, 10/25/50	9,884	1,106,505

Series 5025, Class GI, 2.00%, 10/25/50	1,377	157,691

Series 5028, Class TI, 2.00%, 10/25/50	1,779	178,310

Series 5038, Class DI, 2.00%, 11/25/50	9,024	1,017,669

Series 5051, Class S, 3.551%, (3.60% - 30-day average SOFR), 12/25/50(3)	5,106	572,610

Series 5070, Class CI, 2.00%, 2/25/51	9,683	1,013,438

Principal Only:(5)

Series 246, Class PO, 0.00%, 5/15/37	1,805	1,689,151

Series 3435, Class PO, 0.00%, 4/15/38	1,699	1,535,396

Series 4239, Class OU, 0.00%, 7/15/43	376	309,491

		$96,246,617

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2020-DNA4, Class M2, 3.839%, (1 mo. USD LIBOR + 3.75%), 8/25/50(1)(2)	$2,004	$2,024,235

Series 2020-HQA4, Class M2, 3.239%, (1 mo. USD LIBOR + 3.15%), 9/25/50(1)(2)	5,802	5,847,861

		$7,872,096

Federal National Mortgage Association:

Series 1993-16, Class Z, 7.50%, 2/25/23	$10	$10,307

Series 1993-39, Class Z, 7.50%, 4/25/23	35	36,107

Series 1993-45, Class Z, 7.00%, 4/25/23	35	35,888

Series 1993-149, Class M, 7.00%, 8/25/23	19	20,229

Series 1993-178, Class PK, 6.50%, 9/25/23	39	41,149

Series 1994-40, Class Z, 6.50%, 3/25/24	53	56,070

Series 1994-42, Class K, 6.50%, 4/25/24	223	235,603

Series 1994-82, Class Z, 8.00%, 5/25/24	64	67,092

Series 2000-49, Class A, 8.00%, 3/18/27	102	112,569

Series 2001-81, Class HE, 6.50%, 1/25/32	268	306,384

Series 2002-1, Class G, 7.00%, 7/25/23	21	21,874

Series 2012-133, Class WS, 3.723%, (3.79% - 1 mo. USD LIBOR x 0.83), 12/25/42(3)	410	447,049

Series 2012-134, Class ZT, 2.00%, 12/25/42	1,696	1,625,142

Series 2013-6, Class TY, 1.50%, 2/25/43	795	744,812

Series 2013-58, Class SC, 5.866%, (6.00% -1 mo. USD LIBOR x 1.50), 6/25/43(3)	408	433,334

Series 2018-18, Class QD, 4.50%, 5/25/45	369	371,403

Series 2019-44, Class MZ, 3.00%, 3/25/49	194	193,788

Series 2020-45, Class MA, 3.129%, (3.20% -1 mo. USD LIBOR x 0.80), 6/25/43(3)	269	279,940

Series 2020-63, Class ZN, 3.00%, 9/25/50	655	656,965

Series 2020-64, Class PZ, 3.00%, 9/25/50	24	23,868

Series 2020-89, Class PZ, 2.50%, 12/25/50	7	6,738

Series 2021-3, Class ZH, 2.50%, 2/25/51	462	469,832

Series 2021-5, Class CZ, 3.00%, 2/25/51	60	60,432

Series 2021-14, Class GZ, 2.50%, 3/25/51	788	792,852

Series 2021-40, Class ZB, 3.00%, 6/25/51	769	771,884

Series 2021-42, Class ZD, 3.00%, 11/25/50	814	817,938

Series 2021-43, Class LZ, 3.00%, 7/25/51	333	332,838

Series 2021-45, Class ZD, 3.00%, 7/25/51	793	795,051

Series 2021-52, Class JZ, 2.50%, 8/25/51	2,338	2,357,866

Series 2021-54, Class HZ, 2.50%, 6/25/51	1,184	1,191,517

Series 2021-54, Class ZJ, 2.50%, 8/25/51	4,156	4,156,354

Series 2021-56, Class HZ, 2.50%, 9/25/51	3,444	3,445,268

Series 2021-56, Class LZ, 2.50%, 9/25/51	3,814	3,782,425

Series 2021-56, Class YZ, 2.50%, 9/25/51	1,747	1,738,306

Series 2021-66, Class JZ, 2.50%, 10/25/51	2,479	2,466,037

Series 2021-77, Class WZ, 3.00%, 8/25/50	300	300,710

8	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 2021-77, Class Z, 3.00%, 5/25/51	$2,000	$2,006,982

Series 2021-79, Class Z, 3.00%, 11/25/51	2,000	1,986,901

Interest Only:(4)

Series 2017-66, Class TI, 0.05%, (6.05% - 1 mo. USD LIBOR, 0.05% cap), 10/25/42(3)	18,646	61,698

Series 2018-21, Class IO, 3.00%, 4/25/48	3,628	408,276

Series 2019-1, Class SA, 5.311%, (5.40% - 1 mo. USD LIBOR), 2/25/49(3)	3,271	321,193

Series 2020-23, Class SP, 5.961%, (6.05% - 1 mo. USD LIBOR), 2/25/50(3)	3,268	545,715

Series 2020-45, Class HI, 2.50%, 7/25/50	4,383	486,692

Series 2020-45, Class IJ, 2.50%, 7/25/50	7,435	779,306

Series 2020-72, Class DI, 2.00%, 10/25/50	4,378	498,177

Series 2020-72, Class IA, 2.00%, 10/25/50	3,263	350,185

Series 2020-73, Class NI, 2.00%, 10/25/50	5,213	603,900

Series 2021-4, Class AI, 2.00%, 12/25/49	10,981	982,713

Series 2021-10, Class EI, 2.00%, 3/25/51	4,267	428,009

Principal Only:(5)

Series 379, Class 1, 0.00%, 5/25/37	1,178	1,065,051

Series 2014-9, Class DO, 0.00%, 2/25/43	549	491,709

Series 2014-17, Class PO, 0.00%, 4/25/44	1,569	1,349,636

		$41,571,764

Government National Mortgage Association:

Series 2011-156, Class GA, 2.00%, 12/16/41	$14	$13,483

Series 2016-168, Class JS, 4.372%, (4.46% - 1 mo. USD LIBOR x 1.12), 11/20/46(3)	479	480,840

Series 2017-137, Class AF, 0.586%, (1 mo. USD LIBOR + 0.50%), 9/20/47(2)	1,608	1,623,002

Series 2020-47, Class ZD, 3.00%, 4/20/50	337	340,138

Series 2020-61, Class ZA, 3.00%, 5/20/50	178	177,677

Series 2020-84, Class BZ, 2.50%, 6/20/50	2,383	2,440,923

Series 2020-134, Class QY, 2.00%, 9/20/50	121	120,989

Series 2020-134, Class ZD, 2.00%, 9/20/50	158	157,772

Series 2020-166, Class PZ, 3.00%, 11/20/50	22	21,652

Series 2021-1, Class ZD, 3.00%, 1/20/51	243	243,880

Series 2021-24, Class EZ, 2.50%, 1/20/51	1,343	1,345,518

Series 2021-24, Class KZ, 2.50%, 2/20/51	611	608,001

Series 2021-25, Class JZ, 2.50%, 2/20/51	791	797,295

Series 2021-49, Class VZ, 2.50%, 3/20/51	465	465,384

Series 2021-77, Class CZ, 3.00%, 7/20/50	497	497,173

Series 2021-77, Class LZ, 3.00%, 8/20/50	150	149,926

Series 2021-77, Class Z, 3.00%, 7/20/50	170	169,750

Series 2021-77, Class ZG, 3.00%, 7/20/50	662	663,655

Series 2021-96, Class GZ, 3.00%, 6/20/51	508	508,784

Series 2021-96, Class MZ, 3.00%, 6/20/51	868	869,675

Series 2021-97, Class AZ, 2.50%, 5/20/51	427	427,674

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)

Series 2021-97, Class CZ, 3.00%, 8/20/50	$1,116	$1,116,874

Series 2021-97, Class MZ, 3.00%, 8/20/50	885	889,283

Series 2021-97, Class VZ, 3.00%, 7/20/50	362	361,534

Series 2021-97, Class ZC, 3.00%, 8/20/50	2,317	2,324,205

Series 2021-97, Class ZP, 3.00%, 6/20/51	1,220	1,221,906

Series 2021-103, Class ZE, 2.50%, 6/20/51	226	226,000

Series 2021-105, Class MZ, 3.00%, 6/20/51	1,844	1,840,676

Series 2021-111, Class ZQ, 3.00%, 6/20/51	178	177,794

Series 2021-114, Class JZ, 3.00%, 6/20/51	924	924,392

Series 2021-118, Class EZ, 2.50%, 7/20/51	1,476	1,459,780

Series 2021-118, Class JZ, 2.50%, 7/20/51	3,909	3,850,250

Series 2021-119, Class HZ, 2.50%, 7/20/51	1,020	1,011,586

Series 2021-121, Class CZ, 3.00%, 7/20/51	1,630	1,623,320

Series 2021-121, Class ZE, 2.50%, 7/20/51	771	758,145

Series 2021-122, Class ZL, 2.50%, 7/20/51	2,160	2,179,122

Series 2021-131, Class ZN, 3.00%, 7/20/51	483	489,092

Series 2021-136, Class WZ, 3.00%, 8/20/51	1,918	1,944,463

Series 2021-136, Class Z, 2.50%, 8/20/51	2,489	2,481,161

Series 2021-137, Class GZ, 2.50%, 8/20/51	3,464	3,437,304

Series 2021-138, Class Z, 2.50%, 8/20/51	1,491	1,493,483

Series 2021-139, Class UZ, 3.00%, 8/20/51	1,888	1,927,785

Series 2021-139, Class ZJ, 2.50%, 8/20/51	3,801	3,810,131

Series 2021-142, Class KZ, 3.00%, 8/20/51	904	909,093

Series 2021-154, Class ZC, 2.50%, 9/20/51	1,001	983,929

Series 2021-154, Class ZL, 3.00%, 9/20/51	3,627	3,630,067

Series 2021-156, Class GZ, 3.00%, 9/20/51	1,946	1,923,743

Series 2021-159, Class ZJ, 2.50%, 9/20/51	1,497	1,470,432

Series 2021-159, Class ZP, 2.00%, 9/20/51	1,493	1,424,794

Series 2021-160, Class NZ, 3.00%, 9/20/51	3,818	3,793,651

Series 2021-175, Class DZ, 3.00%, 10/20/51	3,000	3,004,004

Series 2021-177, Class DZ, 3.00%, 10/20/51	2,000	2,005,723

Series 2021-177, Class JZ, 3.00%, 10/20/51	1,000	1,002,079

Series 2021-182, Class UZ, 3.00%, 10/20/51	5,000	5,012,641

Interest Only:(4)

Series 2013-66, Class IE, 0.05%, (6.75% - 1 mo. USD LIBOR, 0.05% cap), 7/20/42(3)	8,916	28,064

Series 2014-94, Class IC, 0.10%, (6.40% - 1 mo. USD LIBOR, 0.10% cap), 9/20/35(3)	13,938	63,757

Series 2014-100, Class VI, 0.15%, (6.60% - 1 mo. USD LIBOR, 0.15% cap), 5/20/40(3)	5,554	36,768

Series 2014-139, Class BI, 0.25%, (6.65% - 1 mo. USD LIBOR, 0.25% cap), 11/20/37(3)	6,327	52,646

Series 2018-127, Class SG, 6.164%, (6.25% - 1 mo. USD LIBOR), 9/20/48(3)	5,075	711,640

Series 2019-27, Class SA, 5.964%, (6.05% - 1 mo. USD LIBOR), 2/20/49(3)	4,017	561,381

9	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Interest Only:(4) (continued)

Series 2019-38, Class SQ, 5.964%, (6.05% - 1 mo. USD LIBOR), 3/20/49(3)	$4,011	$585,200

Series 2019-43, Class BS, 5.964%, (6.05% - 1 mo. USD LIBOR), 4/20/49(3)	6,150	851,383

Series 2020-32, Class KI, 3.50%, 3/20/50	5,481	751,903

Series 2020-65, Class MI, 2.50%, 12/20/49	3,722	317,706

Series 2020-97, Class MI, 2.50%, 3/20/50	2,707	249,044

Series 2020-146, Class IQ, 2.00%, 10/20/50	13,465	1,321,915

Series 2020-146, Class QI, 2.00%, 10/20/50	6,991	687,682

Series 2020-165, Class UI, 2.00%, 11/20/50	10,146	948,358

Series 2020-167, Class KI, 2.00%, 11/20/50	9,168	854,363

Series 2020-167, Class YI, 2.00%, 11/20/50	7,168	668,618

Series 2020-181, Class TI, 2.00%, 12/20/50	18,278	1,778,826

Series 2021-56, Class SD, 2.25%, (2.30% - 30-day average SOFR), 9/20/50(3)	6,697	275,089

Series 2021-67, Class SA, 2.25%, (2.30% - 30-day average SOFR), 10/20/50(3)	15,454	721,662

Series 2021-125, Class SA, 3.664%, (3.75% - 1 mo. USD LIBOR), 7/20/51(3)	4,938	438,505

Series 2021-140, Class YS, 1.614%, (1.70% - 1 mo. USD LIBOR), 8/20/51(3)	9,945	262,928

Series 2021-175, Class SA, 1.716%, (1.80% - 1 mo. USD LIBOR), 10/20/51(3)	50,000	1,497,730

Series 2021-187, Class SB, 1.713%, (1.80% - 1 mo. USD LIBOR), 10/20/51(3)	20,000	582,930

Series 2021-193, Class ES, (1.70% - 30-day average SOFR), 8/1/51(3)(6)	10,000	524,502

		$87,604,233

Total Collateralized Mortgage Obligations (identified cost $243,228,581)		$233,294,710

U.S. Government Agency Commercial Mortgage-Backed Securities — 0.7%
Security	Principal Amount (000’s omitted)	Value

Interest Only:(4)

FRESB Mortgage Trust, Series 2021-SB91, Class X1, 0.678%, 8/25/41(7)	$5,000	$245,746

Government National Mortgage Association:

Series 2021-101, Class IO, 0.698%, 4/16/63(7)	9,826	715,273

Series 2021-132, Class IO, 0.713%, 4/16/63(7)	9,904	736,572

Series 2021-144, Class IO, 0.797%, 4/16/63(7)	9,952	778,664

Series 2021-186, Class IO, 0.77%, 5/16/63(7)	10,000	759,670

Total U.S. Government Agency Commercial Mortgage-Backed Securities (identified cost $3,208,166)		$3,235,925

U.S. Government Agency Mortgage-Backed Securities — 55.2%
Security	Principal Amount (000’s omitted)		Value

Federal Home Loan Mortgage Corp.:

2.346%, (1 yr. CMT + 2.24%), with maturity at 2036(8)	$652		$683,395

2.359%, (1 yr. CMT + 2.25%), with maturity at 2038(8)	637		671,575

2.779%, (COF + 1.25%), with maturity at 2035(8)	1,201		1,234,793

2.836%, (COF + 1.25%), with maturity at 2034(8)	332		343,880

3.00%, with maturity at 2050	1,266		1,333,171

3.50%, with maturity at 2050	1,950		2,075,589

4.50%, with maturity at 2035	878		953,038

5.50%, with maturity at 2032	71		78,686

6.00%, with maturity at 2033	39		45,010

6.50%, with various maturities to 2028	343		353,891

6.87%, with maturity at 2024	8		8,144

7.00%, with various maturities to 2025	198		203,873

7.09%, with maturity at 2023	23		23,631

7.31%, with maturity at 2027	5		5,102

7.50%, with various maturities to 2024	41		42,272

8.00%, with various maturities to 2026	22		22,788

8.50%, with various maturities to 2025	4		4,785

9.00%, with various maturities to 2027	5		5,428

9.50%, with various maturities to 2025	0	(9)	452

			$8,089,503

Federal National Mortgage Association:

1.488%, (COF + 1.25%), with various maturities to 2044(8)	$366		$370,647

1.513%, (COF + 1.25%), with maturity at 2025(8)	126		127,077

1.52%, (COF + 1.25%), with maturity at 2035(8)	229		232,335

1.532%, (COF + 1.25%), with various maturities to 2033(8)	497		503,946

2.00%, 30-Year, TBA(10)	18,000		17,965,120

2.178%, (1 yr. CMT + 2.11%), with maturity at 2040(8)	288		301,164

2.50%, 30-Year, TBA(10)	111,108		113,868,704

2.515%, (COF + 1.25%), with maturity at 2036(8)	250		259,261

2.667%, (COF + 2.39%), with maturity at 2027(8)	180		182,554

2.934%, (COF + 1.25%), with maturity at 2036(8)	173		180,867

3.248%, (COF + 1.25%), with maturity at 2034(8)	519		543,974

10	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

3.344%, (COF + 1.25%), with maturity at 2035(8)	$479	$494,602

3.50%, with various maturities to 2050	2,967	3,157,749

3.533%, (COF + 1.80%), with maturity at 2036(8)	3,286	3,478,657

3.631%, (COF + 1.25%), with maturity at 2034(8)	333	341,606

3.686%, (COF + 1.73%), with maturity at 2035(8)	697	740,438

3.927%, (COF + 1.25%), with maturity at 2036(8)	49	52,236

4.245%, (COF + 1.87%), with maturity at 2034(8)	841	875,296

4.50%, with various maturities to 2049	3,650	3,938,681

5.00%, with maturity at 2027	38	41,392

5.50%, with maturity at 2030	80	86,717

6.00%, with various maturities to 2032	253	280,797

6.426%, with maturity at 2025(7)	28	29,441

7.00%, with various maturities to 2024	117	120,879

7.50%, with maturity at 2026	13	13,293

8.019%, with maturity at 2030(7)	2	1,911

8.25%, with maturity at 2025	4	4,005

8.50%, with maturity at 2037	126	143,397

9.00%, with various maturities to 2025	19	20,849

9.50%, with various maturities to 2030	8	8,993

		$148,366,588

Government National Mortgage Association:

2.125%, (1 yr. CMT + 1.50%), with various maturities to 2027(8)	$121	$124,052

2.50%, with various maturities to 2051	34,887	35,913,313

3.00%, 30-Year, TBA (10)	5,000	5,186,232

3.00%, with various maturities to 2051	43,936	45,737,619

3.50%, with maturity at 2050	908	965,362

4.00%, with various maturities to 2049	2,334	2,491,523

4.50%, with various maturities to 2049	1,230	1,344,469

7.50%, with maturity at 2025	42	43,708

9.50%, with various maturities to 2025	3	3,553

		$91,809,831

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $248,923,830)		$248,265,922

U.S. Government Guaranteed Small Business Administration Pools & Loans — 0.9%(11)(12)
Security	Principal Amount (000’s omitted)	Value

0.16%, 7/15/37 to 5/15/42	$560	$3,098

0.23%, 4/15/37 to 12/15/37	1,459	10,470

0.41%, 6/15/42 to 7/15/42	221	3,450

0.48%, 3/15/37 to 12/15/37	2,770	41,169

0.66%, 7/15/42	53	1,342

0.73%, 3/15/37 to 10/15/42	2,134	50,296

0.91%, 5/15/42	638	22,259

0.98%, 9/15/37 to 11/15/37	3,088	95,962

1.23%, 8/15/37 to 12/15/37	1,994	77,778

1.86%, 9/15/42 to 1/15/43	9,848	698,768

1.89%, 11/15/42	1,453	104,604

2.11%, 10/15/42 to 12/15/42	3,784	304,944

2.36%, 9/15/42 to 1/15/43	10,166	922,595

2.61%, 1/15/43	3,502	353,868

2.86%, 11/15/42 to 2/15/43	8,507	942,569

3.11%, 12/15/42	2,859	345,450

Total U.S. Government Guaranteed Small Business Administration Pools & Loans (identified cost $5,398,192)		$3,978,622

Short-Term Investments — 14.9%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(13)	66,939,014	$66,939,014

Total Short-Term Investments (identified cost $66,939,014)		$66,939,014

Total Purchased Swaptions — 0.1% (identified cost $40,000)		$303,461

Total Investments — 127.1% (identified cost $583,440,280)		$571,753,231

Total Written Swaptions — (0.3)% (premiums received $0)		$(1,156,690)

11	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2021

Portfolio of Investments — continued

TBA Sale Commitments — (4.0)%

U.S. Government Agency Mortgage-Backed Securities — (4.0)%
Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association, 2.00%, 30-Year, TBA(10)	$(18,000)	$(18,190,074)

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $18,264,375)		$(18,190,074)

Total TBA Sale Commitments (proceeds $18,264,375)		$(18,190,074)

Other Assets, Less Liabilities — (22.8)%		$(102,632,048)

Net Assets — 100.0%		$449,774,419

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2021, the aggregate value of these securities is $23,607,673 or 5.2% of the Fund’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2021.

(3)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2021.
(4)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(5)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(6)	When-issued, variable rate security whose interest rate will be determined after October 31, 2021.

(7)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2021.

(8)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2021.

(9)	Principal amount is less than $500.

(10)

TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.

(11)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(12)	Securities comprise a trust that is wholly-owned by the Fund and may only be sold on a pro rata basis with all securities in the trust.

(13)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

Purchased Interest Rate Swaptions — 0.1%

Description	Counterparty	Notional Amount		Expiration Date	Value

Option to enter into interest rate swap expiring 1/21/52 to pay 2.228% and receive 3-month USD-LIBOR	Bank of America, N.A.	USD	50,000,000	1/21/22	$303,461

Total					$303,461

Written Interest Rate Swaptions — (0.3)%

Description	Counterparty	Notional Amount		Expiration Date	Value

Option to enter into interest rate swap expiring 1/21/52 to pay 1.628% and receive 3-month USD-LIBOR	Bank of America, N.A.	USD	50,000,000	1/21/22	$(1,156,690)

Total					$(1,156,690)

12	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2021

Portfolio of Investments — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

CME 90-Day Eurodollar	750	Long	12/19/22	$185,868,750	$(598,585)

U.S. 10-Year Treasury Note	29	Short	12/21/21	(3,790,391)	67,029

U.S. Long Treasury Bond	96	Short	12/21/21	(15,441,000)	117,623

					$(413,933)

Abbreviations:

CME	–	Chicago Mercantile Exchange

CMT	–	Constant Maturity Treasury

COF	–	Cost of Funds 11th District

LIBOR	–	London Interbank Offered Rate

SOFR	–	Secured Overnight Financing Rate

TBA	–	To Be Announced

Currency Abbreviations:

USD	–	United States Dollar

13	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value (identified cost, $516,501,266)	$504,814,217

Affiliated investment, at value (identified cost, $66,939,014)	66,939,014

Cash	31

Deposits for derivatives collateral — financial futures contracts	324,874

Deposits for forward purchase commitments	1,070,000

Interest receivable	1,619,019

Dividends receivable from affiliated investment	1,395

Receivable for investments sold	14,563,655

Receivable for TBA sale commitments	18,264,375

Receivable for Fund shares sold	1,042,576

Receivable from affiliate	9,346

Miscellaneous receivable	1,374,491

Total assets	$610,022,993

Liabilities

Written swaptions outstanding, at value (premiums received, $0)	$1,156,690

Payable for when-issued securities/forward purchase commitments	138,187,714

TBA sale commitments, at value (proceeds receivable, $18,264,375)	18,190,074

Payable for Fund shares redeemed	2,002,147

Payable for variation margin on open financial futures contracts	69,099

Distributions payable	57,873

Payable to affiliates:

Investment adviser fee	254,513

Distribution and service fees	67,725

Trustees’ fees	1,894

Accrued expenses	260,845

Total liabilities	$160,248,574

Net Assets	$449,774,419

Sources of Net Assets

Paid-in capital	$519,182,640

Accumulated loss	(69,408,221)

Total	$449,774,419

Class A Shares

Net Assets	$163,207,998

Shares Outstanding	27,052,448

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$6.03

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$6.17

Class C Shares

Net Assets	$11,756,007

Shares Outstanding	1,951,639

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$6.02

Class I Shares

Net Assets	$222,307,401

Shares Outstanding	36,873,512

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$6.03

Class R Shares

Net Assets	$52,503,013

Shares Outstanding	8,736,184

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$6.01

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

14	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest	$13,418,249

Dividends from affiliated investment	39,138

Total investment income	$13,457,387

Expenses

Investment adviser fee	$2,949,593

Distribution and service fees

Class A	419,031

Class C	157,056

Class R	266,734

Trustees’ fees and expenses	22,226

Custodian fee	153,900

Transfer and dividend disbursing agent fees	353,120

Legal and accounting services	91,446

Printing and postage	36,824

Registration fees	97,814

Miscellaneous	22,898

Total expenses	$4,570,642

Deduct —

Allocation of expenses to affiliate	$97,540

Total expense reductions	$97,540

Net expenses	$4,473,102

Net investment income	$8,984,285

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(4,647,866)

Investment transactions — affiliated investment	(1,918)

Financial futures contracts	(782,401)

Net realized loss	$(5,432,185)

Change in unrealized appreciation (depreciation) —

Investments	$(4,610,637)

TBA sale commitments	66,961

Written swaptions	(1,156,690)

Financial futures contracts	(369,190)

Net change in unrealized appreciation (depreciation)	$(6,069,556)

Net realized and unrealized loss	$(11,501,741)

Net decrease in net assets from operations	$(2,517,456)

15	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$8,984,285	$4,160,442

Net realized gain (loss)	(5,432,185)	12,389,573

Net change in unrealized appreciation (depreciation)	(6,069,556)	(1,711,887)

Net increase (decrease) in net assets from operations	$(2,517,456)	$14,838,128

Distributions to shareholders —

Class A	$(3,001,525)	$(3,638,138)

Class C	(162,520)	(502,022)

Class I	(4,443,375)	(3,695,541)

Class R	(822,785)	(867,375)

Total distributions to shareholders	$(8,430,205)	$(8,703,076)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$46,499,274	$37,232,098

Class C	1,721,370	12,038,956

Class I	152,235,207	203,993,333

Class R	27,856,077	43,039,559

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	2,704,902	3,217,915

Class C	157,487	459,432

Class I	4,027,528	3,006,308

Class R	822,553	849,161

Cost of shares redeemed

Class A	(47,911,487)	(30,322,293)

Class C	(7,393,569)	(11,097,844)

Class I	(142,447,171)	(114,017,258)

Class R	(30,563,365)	(17,569,064)

Net asset value of shares converted

Class A	7,379,011	6,836,183

Class C	(7,379,011)	(6,836,183)

Net increase in net assets from Fund share transactions	$7,708,806	$130,830,303

Net increase (decrease) in net assets	$(3,238,855)	$136,965,355

Net Assets

At beginning of year	$453,013,274	$316,047,919

At end of year	$449,774,419	$453,013,274

16	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2021

Financial Highlights

	Class A

	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value — Beginning of year	$6.180		$6.070		$6.100		$6.280		$6.430

Income (Loss) From Operations

Net investment income(1)	$0.118		$0.073		$0.134		$0.142		$0.109

Net realized and unrealized gain (loss)	(0.158)		0.191		0.029		(0.116)		(0.040)

Total income (loss) from operations	$(0.040)		$0.264		$0.163		$0.026		$0.069

Less Distributions

From net investment income	$(0.110)		$(0.154)		$(0.193)		$(0.206)		$(0.219)

Total distributions	$(0.110)		$(0.154)		$(0.193)		$(0.206)		$(0.219)

Net asset value — End of year	$6.030		$6.180		$6.070		$6.100		$6.280

Total Return(2)	(0.66	)%(3)	4.40	%(3)	2.71%		0.42%		1.08%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$163,208		$158,552		$138,956		$133,062		$157,117

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.05	%(3)	1.11	%(3)(5)	1.26	%(5)	1.19%		1.19%

Net investment income	1.91%		1.20%		2.21%		2.30%		1.72%

Portfolio Turnover of the Portfolio(6)	—		—		—		62%		12%

Portfolio Turnover of the Fund.	335	%(8)	180	%(8)	90%		1	%(7)	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.02% and 0.03% of average daily net assets for the years ended October 31, 2021 and 2020, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Includes interest expense, including on reverse repurchase agreements, of 0.03% and 0.07% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

(8)	Includes the effect of To Be Announced (TBA) transactions.

References to Portfolio herein are to Government Obligations Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on October 5, 2018 and which had the same investment objective and policies as the Fund during such period.

17	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2021

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value — Beginning of year	$6.170		$6.060		$6.090		$6.270		$6.420

Income (Loss) From Operations

Net investment income(1)	$0.072		$0.030		$0.090		$0.096		$0.062

Net realized and unrealized gain (loss)	(0.158)		0.188		0.027		(0.117)		(0.041)

Total income (loss) from operations	$(0.086)		$0.218		$0.117		$(0.021)		$0.021

Less Distributions

From net investment income	$(0.064)		$(0.108)		$(0.147)		$(0.159)		$(0.171)

Total distributions	$(0.064)		$(0.108)		$(0.147)		$(0.159)		$(0.171)

Net asset value — End of year	$6.020		$6.170		$6.060		$6.090		$6.270

Total Return(2)	(1.41	)%(3)	3.63	%(3)	1.95%		(0.33)%		0.32%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$11,756		$24,969		$29,940		$46,902		$62,647

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.80	%(3)	1.86	%(3)(5)	1.99	%(5)	1.94%		1.94%

Net investment income	1.17%		0.49%		1.47%		1.55%		0.97%

Portfolio Turnover of the Portfolio(6)	—		—		—		62%		12%

Portfolio Turnover of the Fund.	335	%(8)	180	%(8)	90%		1	%(7)	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.02% and 0.03% of average daily net assets for the years ended October 31, 2021 and 2020, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Includes interest expense, including on reverse repurchase agreements, of 0.03% and 0.07% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

(8)	Includes the effect of To Be Announced (TBA) transactions.

References to Portfolio herein are to Government Obligations Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on October 5, 2018 and which had the same investment objective and policies as the Fund during such period.

18	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2021

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value — Beginning of year	$6.170		$6.060		$6.100		$6.280		$6.430

Income (Loss) From Operations

Net investment income(1)	$0.133		$0.085		$0.149		$0.157		$0.125

Net realized and unrealized gain (loss)	(0.148)		0.194		0.019		(0.116)		(0.041)

Total income (loss) from operations	$(0.015)		$0.279		$0.168		$0.041		$0.084

Less Distributions

From net investment income	$(0.125)		$(0.169)		$(0.208)		$(0.221)		$(0.234)

Total distributions	$(0.125)		$(0.169)		$(0.208)		$(0.221)		$(0.234)

Net asset value — End of year	$6.030		$6.170		$6.060		$6.100		$6.280

Total Return(2)	(0.25	)%(3)	4.66	%(3)	2.80%		0.67%		1.32%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$222,307		$213,869		$118,479		$96,457		$99,404

Ratios (as a percentage of average daily net assets):(4)

Expenses	0.80	%(3)	0.85	%(3)(5)	1.01	%(5)	0.94%		0.94%

Net investment income	2.17%		1.39%		2.44%		2.54%		1.97%

Portfolio Turnover of the Portfolio(6)	—		—		—		62%		12%

Portfolio Turnover of the Fund.	335	%(8)	180	%(8)	90%		1	%(7)	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.02% and 0.03% of average daily net assets for the years ended October 31, 2021 and 2020, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Includes interest expense, including on reverse repurchase agreements, of 0.03% and 0.07% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

(8)	Includes the effect of To Be Announced (TBA) transactions.

References to Portfolio herein are to Government Obligations Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on October 5, 2018 and which had the same investment objective and policies as the Fund during such period.

19	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2021

Financial Highlights — continued

	Class R

	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value — Beginning of year	$6.150		$6.040		$6.080		$6.260		$6.410

Income (Loss) From Operations

Net investment income(1)	$0.102		$0.052		$0.118		$0.126		$0.092

Net realized and unrealized gain (loss)	(0.148)		0.196		0.019		(0.117)		(0.041)

Total income (loss) from operations	$(0.046)		$0.248		$0.137		$0.009		$0.051

Less Distributions

From net investment income	$(0.094)		$(0.138)		$(0.177)		$(0.189)		$(0.201)

Total distributions	$(0.094)		$(0.138)		$(0.177)		$(0.189)		$(0.201)

Net asset value — End of year	$6.010		$6.150		$6.040		$6.080		$6.260

Total Return(2)	(0.75	)%(3)	4.15	%(3)	2.46%		(0.00	)%(4)	0.81%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$52,503		$55,623		$28,673		$26,376		$28,593

Ratios (as a percentage of average daily net assets):(5)

Expenses	1.30	%(3)	1.34	%(3)(6)	1.51	%(6)	1.44%		1.44%

Net investment income	1.66%		0.85%		1.95%		2.04%		1.46%

Portfolio Turnover of the Portfolio(7)	—		—		—		62%		12%

Portfolio Turnover of the Fund.	335	%(9)	180	%(9)	90%		1	%(8)	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.02% and 0.03% of average daily net assets for the years ended October 31, 2021 and 2020, respectively). Absent this reimbursement, total return would be lower.

(4)	Less than (0.005)%.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Includes interest expense, including on reverse repurchase agreements, of 0.03% and 0.07% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

(9)	Includes the effect of To Be Announced (TBA) transactions. .

References to Portfolio herein are to Government Obligations Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on October 5, 2018 and which had the same investment objective and policies as the Fund during such period.

20	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Government Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide a high current return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

21

Eaton Vance

Government Opportunities Fund

October 31, 2021

Notes to Financial Statements — continued

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

J  Swaptions — A purchased swaption contract grants the Fund, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Fund purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Fund the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Fund writes a swaption, the premium received by the Fund is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Fund’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

K  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.

L  Forward Sale Commitments — The Fund may enter into forward sale commitments to sell generic U.S. government agency mortgage-backed securities to hedge its portfolio positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as an asset and a corresponding liability, which is subsequently valued at approximately the current market value of the underlying security in accordance with the Fund’s policies on investment valuations discussed above. The Fund records an unrealized gain or loss on investments to the extent of the difference between the

22

Eaton Vance

Government Opportunities Fund

October 31, 2021

Notes to Financial Statements — continued

proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Fund realizes a gain or loss on investments based on the price established when the Fund entered into the commitment. If the Fund enters into a forward sale commitment for the delivery of a security that it does not own or has the right to obtain, it is subject to the risk of loss if the purchase price to settle the commitment is higher than the price at which it was sold.

M  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$8,430,205	$8,703,076

During the year ended October 31, 2021, accumulated loss was decreased by $163,969 and paid-in capital was decreased by $163,969 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(56,207,886)

Net unrealized depreciation	(13,142,462)

Distributions payable	(57,873)

Accumulated loss	$(69,408,221)

At October 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $56,207,886 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2021, $4,298,064 are short-term and $51,909,822 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts and TBA sale commitments, of the Fund at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$565,548,929

Gross unrealized appreciation	$3,785,945

Gross unrealized depreciation	(16,928,407)

Net unrealized depreciation	$(13,142,462)

23

Eaton Vance

Government Opportunities Fund

October 31, 2021

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Fund’s prior fee reduction agreements were incorporated into the New Agreement. Pursuant to the New Agreement (and the Fund’s investment advisory agreement and related fee reduction agreements with BMR in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.6500%

$500 million but less than $1 billion	0.6250%

$1 billion but less than $1.5 billion	0.6000%

$1.5 billion but less than $2 billion	0.5625%

$2 billion but less than $2.5 billion	0.5000%

$2.5 billion and over	0.4375%

For the year ended October 31, 2021, the Fund’s investment adviser fee amounted to $2,949,593 or 0.65% of the Fund’s average daily net assets. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.05%, 1.80%, 0.80% and 1.30% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after February 28, 2022. Pursuant to this agreement, EVM was allocated $97,540 of the Fund’s operating expenses for the year ended October 31, 2021.

EVM, an affiliate of BMR, serves as administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2021, EVM earned $40,733 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,475 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2021. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of BMR, EVM and EVD, also received a portion of the sales charge on sales of Class A shares from March 1, 2021 through October 31, 2021 in the amount of $1,500. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2021 amounted to $419,031 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2021, the Fund paid or accrued to EVD $117,792 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2021, the Fund paid or accrued to EVD $133,367 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2021 amounted to $39,264 and $133,367 for Class C and Class R shares, respectively.

24

Eaton Vance

Government Opportunities Fund

October 31, 2021

Notes to Financial Statements — continued

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2021, the Fund was informed that EVD received approximately $9,000 and $5,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and TBA transactions, for the year ended October 31, 2021 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$11,299,994	$3,030,217

U.S. Government and Agency Securities	1,599,015,213	1,564,795,378

	$1,610,315,207	$1,567,825,595

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2021	2020

Sales	7,537,363	6,067,432

Issued to shareholders electing to receive payments of distributions in Fund shares	441,144	525,445

Redemptions	(7,783,888)	(4,956,555)

Converted from Class C shares	1,196,540	1,116,784

Net increase	1,391,159	2,753,106

	Year Ended October 31,
Class C	2021	2020

Sales	279,554	1,962,030

Issued to shareholders electing to receive payments of distributions in Fund shares	25,698	75,246

Redemptions	(1,203,501)	(1,814,787)

Converted to Class A shares	(1,196,980)	(1,118,131)

Net decrease	(2,095,229)	(895,642)

25

Eaton Vance

Government Opportunities Fund

October 31, 2021

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2021	2020

Sales	24,780,703	33,178,862

Issued to shareholders electing to receive payments of distributions in Fund shares	657,344	490,436

Redemptions	(23,205,793)	(18,570,563)

Net increase	2,232,254	15,098,735

	Year Ended October 31,
Class R	2021	2020

Sales	4,558,101	7,026,509

Issued to shareholders electing to receive payments of distributions in Fund shares	134,630	138,968

Redemptions	(4,994,767)	(2,873,086)

Net increase (decrease)	(302,036)	4,292,391

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and written swaptions and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2021 is included in the Portfolio of Investments. At October 31, 2021, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund utilizes futures contracts, options on futures contracts and swaptions to enhance total return, to change the overall duration of the Fund and to hedge against fluctuations in securities prices due to changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2021 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Futures contracts	$184,652	(1)	$(598,585	)(1)

Purchased swaptions	303,461	(2)	—

Written swaptions	—		(1,156,690	)(3)

Total	$488,113		$(1,755,275)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(2)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(3)	Statement of Assets and Liabilities location: Written swaptions outstanding, at value.

26

Eaton Vance

Government Opportunities Fund

October 31, 2021

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Purchased options	$(131,882	)(1)	$—

Purchased swaptions	—		263,461	(2)

Written swaptions	—		(1,156,690	)(3)

Futures contracts	(782,401	)(4)	(369,190	)(5)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments.

(3)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written swaptions.

(4)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(5)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2021, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Purchased Swaptions	Written Swaptions

$24,647,000	$14,790,000	$3,846,000	$3,846,000

The average number of purchased options contracts outstanding during the year ended October 31, 2021, which is indicative of the volume of this derivative type, was 77 contracts.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2021.

10   Investments in Affiliated Funds

At October 31, 2021, the value of the Fund’s investment in affiliated funds was $66,939,014, which represents 14.9% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$30,202,236	$578,130,244	$(541,391,548)	$(1,918)	$—	$66,939,014	$39,138	66,939,014

27

Eaton Vance

Government Opportunities Fund

October 31, 2021

Notes to Financial Statements — continued

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$—	$15,735,577	$—	$15,735,577

Collateralized Mortgage Obligations	—	233,294,710	—	233,294,710

U.S. Government Agency Commercial Mortgage-Backed Securities	—	3,235,925	—	3,235,925

U.S. Government Agency Mortgage-Backed Securities	—	248,265,922	—	248,265,922

U.S. Government Guaranteed Small Business Administration Pools & Loans	—	3,978,622	—	3,978,622

Short-Term Investments	—	66,939,014	—	66,939,014

Purchased Interest Rate Swaptions	—	303,461	—	303,461

Total Investments	$—	$571,753,231	$—	$571,753,231

Futures Contracts	$184,652	$—	$—	$184,652

Total	$184,652	$571,753,231	$—	$571,937,883

Liability Description

TBA Sale Commitments	$—	$(18,190,074)	$—	$(18,190,074)

Written Interest Rate Swaptions	—	(1,156,690)	—	(1,156,690)

Futures Contracts	(598,585)	—	—	(598,585)

Total	$(598,585)	$(19,346,764)	$—	$(19,945,349)

12  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

28

Eaton Vance

Government Opportunities Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Government Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Government Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 16, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

29

Eaton Vance

Government Opportunities Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.

163(j) Interest Dividends. For the fiscal year ended October 31, 2021, the Fund designates 97.37% of distributions from net investment income as a 163(j) interest dividend.

30

Eaton Vance

Government Opportunities Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

31

Eaton Vance

Government Opportunities Fund

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

32

Eaton Vance

Government Opportunities Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

33

Eaton Vance

Government Opportunities Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

35

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

36

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

37

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

140    10.31.21

Eaton Vance

High Income Opportunities Fund

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2021

Eaton Vance

High Income Opportunities Fund

Eaton Vance

High Income Opportunities Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended October 31, 2021, the U.S. high yield market rebounded from the prior COVID-19 pandemic-hampered year on the strength of a recovering economy and widespread vaccinations.

In the final months of calendar 2020, the outcome of the U.S. presidential election and the development of vaccines were bullish for high yield markets and riskier assets. Performance across the global high yield landscape was also buoyed in late 2020 by congressional passage of a new fiscal stimulus package. Meanwhile, global central banks reaffirmed that their monetary policies would remain accommodative for the foreseeable future.

In the first quarter of calendar 2021, the introduction of vaccines, government stimulus, and accommodative central banks were supportive for risk markets. However, concerns that increased fiscal spending and surging growth might hasten increases in short-term interest rates moderated returns.

In the second quarter of calendar 2021, U.S. and global high yield markets posted strong returns amid successful vaccine rollouts, accommodative central bank policies, and a robust economic rebound. This good news was tempered by elevated inflation readings in the U.S.

U.S. and global high yield markets were modest in the third quarter of calendar 2021. Global growth remained above trend, and the fundamentals of high yield issuers continued to improve. However, inflation numbers increased and investors became unsettled by a potential economic slowdown in China and increased private sector intervention by the Chinese Communist Party. In the final month of the period, a report showed inflation rising faster than anticipated, sending high yield bond returns into negative territory for the month.

Nevertheless, the ICE BofA U.S. High Yield Index returned 10.74% for the one-year period ended October 31, 2021. During the same period, the Bloomberg U.S. Aggregate Bond Index returned -0.48%.

High yield issuance during the 12-month period totaled $500 billion, up from $485 billion in the prior one-year period. By period-end, the trailing 12-month par-weighted default rate decreased to 0.36% from 6.34% at the end of the prior one-year period.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance High Income Opportunities Fund (the Fund) returned 12.93% for Class A shares at net asset value (NAV), outperforming its primary benchmark, the ICE BofA U.S. High Yield Index (the Index), which returned 10.74%.

The Fund’s security selection was the leading source of outperformance relative to the Index during the period. Credit selections in the energy sector were particularly beneficial as the sector was the best performer within the Index. Selections in the consumer products and gaming sectors added to relative returns, and the Fund allocations by sector also contributed overall.

In addition, allocations by credit-rating segment further contributed to relative returns. Security selections in BB and CCC rated credits were particularly beneficial. An out-of-Index exposure to non-rated credits especially enhanced relative performance during the period.

However, an underweight exposure to C rated credits detracted from performance relative to the Index as those issuers posted the best performance in the Index. Credit selections in the technology sector also detracted from relative returns during the period.

Credit selection by duration, however, had a positive impact on relative performance, especially among bonds with durations of less than two years. Security selections among bonds with durations of between 5-10 years also added to relative performance.

In contrast, the Fund’s shorter-than-Index duration detracted from relative returns during the period. In particular, an underweight exposure to bonds with durations greater than 10 years detracted from relative returns as longer-dated issues posted the best performance within the Index during the period. A small allocation to cash also had a negative impact on relative returns.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

High Income Opportunities Fund

October 31, 2021

Performance2,3

Portfolio Managers Kelley Baccei Gerrity, Stephen C. Concannon, CFA and Jeffrey D. Mueller

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	03/11/2004	08/19/1986	12.93%	5.77%	6.52%
Class A with 4.75% Maximum Sales Charge	—	—	7.56	4.76	6.02
Class C at NAV	06/08/1994	08/19/1986	12.09	4.97	5.72
Class C with 1% Maximum Sales Charge	—	—	11.09	4.97	5.72
Class I at NAV	10/01/2009	08/19/1986	12.93	5.98	6.79

ICE BofA U.S. High Yield Index	—	—	10.74%	6.25%	6.65%
ICE BofA U.S. High Yield Constrained Index	—	—	10.75	6.23	6.64

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			0.93%	1.68%	0.68%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2011	$17,457	N.A.
Class I	$250,000	10/31/2011	$482,262	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

High Income Opportunities Fund

October 31, 2021

Fund Profile5

Credit Quality (% of total investments)6,7

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

High Income Opportunities Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofA U.S. High Yield Index is an unmanaged index of below- investment grade U.S. corporate bonds. ICE BofA U.S. High Yield Constrained Index is an unmanaged index of below-investment grade U.S. corporate bonds, with issuer exposure capped at 2%. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. For purposes of ratings restrictions, the average of Moody’s, S&P and Fitch is used. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[7]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Risk asset is a term broadly used to describe any asset that is not a high-quality government bond. A risk market refers to markets in these assets.

5

Eaton Vance

High Income Opportunities Fund

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period* (5/1/21 – 10/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,038.70	$4.47	0.87%
Class C	$1,000.00	$1,032.50	$8.30	1.62%
Class I	$1,000.00	$1,037.60	$3.18	0.62%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.82	$4.43	0.87%
Class C	$1,000.00	$1,017.04	$8.24	1.62%
Class I	$1,000.00	$1,022.08	$3.16	0.62%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

High Income Opportunities Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Investment in High Income Opportunities Portfolio, at value (identified cost, $694,182,848)	$747,505,227

Receivable for Fund shares sold	2,655,077

Total assets	$750,160,304

Liabilities

Payable for Fund shares redeemed	$6,307,662

Distributions payable	318,198

Payable to affiliates:

Distribution and service fees	77,102

Trustees’ fees	42

Accrued expenses	252,718

Total liabilities	$6,955,722

Net Assets	$743,204,582

Sources of Net Assets

Paid-in capital	$707,688,371

Distributable earnings	35,516,211

Total	$743,204,582

Class A Shares

Net Assets	$233,330,062

Shares Outstanding	51,654,708

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$4.52

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$4.75

Class C Shares

Net Assets	$32,925,741

Shares Outstanding	7,284,728

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$4.52

Class I Shares

Net Assets	$476,948,779

Shares Outstanding	105,454,832

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$4.52

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest and other income allocated from Portfolio	$38,914,676

Dividends allocated from Portfolio (net of foreign taxes, $686)	814,153

Expenses allocated from Portfolio	(3,697,361)

Total investment income from Portfolio	$36,031,468

Expenses

Distribution and service fees

Class A	$584,685

Class C	334,193

Trustees’ fees and expenses	500

Custodian fee	49,449

Transfer and dividend disbursing agent fees	846,080

Legal and accounting services	44,501

Printing and postage	162,423

Registration fees	70,246

Miscellaneous	14,054

Total expenses	$2,106,131

Net investment income	$33,925,337

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$22,707,735

Swap contracts	48,441

Foreign currency transactions	162,108

Forward foreign currency exchange contracts	(301,994)

Net realized gain	$22,616,290

Change in unrealized appreciation (depreciation) —

Investments	$38,705,644

Swap contracts	3,629

Foreign currency	(5,592)

Forward foreign currency exchange contracts	(191,879)

Net change in unrealized appreciation (depreciation)	$38,511,802

Net realized and unrealized gain	$61,128,092

Net increase in net assets from operations	$95,053,429

8	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$33,925,337	$41,109,608

Net realized gain (loss)	22,616,290	(24,677,164)

Net change in unrealized appreciation (depreciation)	38,511,802	(8,875,665)

Net increase in net assets from operations	$95,053,429	$7,556,779

Distributions to shareholders —

Class A	$(9,429,952)	$(11,853,213)

Class C	(1,155,002)	(1,940,705)

Class I	(20,579,347)	(27,494,134)

Total distributions to shareholders	$(31,164,301)	$(41,288,052)

Tax return of capital to shareholders —

Class A	$(2,438,488)	$(1,799,209)

Class C	(292,287)	(289,715)

Class I	(5,147,283)	(4,264,493)

Total tax return of capital to shareholders	$(7,878,058)	$(6,353,417)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$60,348,339	$37,657,684

Class C	4,831,633	6,178,847

Class I	165,723,757	284,140,301

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	9,785,675	11,206,293

Class C	1,345,377	1,977,520

Class I	23,949,969	29,608,076

Cost of shares redeemed

Class A	(85,419,322)	(82,801,112)

Class C	(8,212,264)	(19,983,525)

Class I	(284,266,354)	(303,676,284)

Net asset value of shares converted

Class A	5,218,750	3,166,236

Class C	(5,218,750)	(3,166,236)

Net decrease in net assets from Fund share transactions	$(111,913,190)	$(35,692,200)

Net decrease in net assets	$(55,902,120)	$(75,776,890)

Net Assets

At beginning of year	$799,106,702	$874,883,592

At end of year	$743,204,582	$799,106,702

9	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2021

Financial Highlights

	Class A
	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$4.210	$4.400	$4.330	$4.560	$4.460

Income (Loss) From Operations

Net investment income(1)	$0.196	$0.206	$0.227	$0.233	$0.239

Net realized and unrealized gain (loss)	0.340	(0.157)	0.081	(0.225)	0.099

Total income from operations	$0.536	$0.049	$0.308	$0.008	$0.338

Less Distributions

From net investment income	$(0.179)	$(0.207)	$(0.238)	$(0.238)	$(0.238)

Tax return of capital	(0.047)	(0.032)	—	—	—

Total distributions	$(0.226)	$(0.239)	$(0.238)	$(0.238)	$(0.238)

Net asset value — End of year	$4.520	$4.210	$4.400	$4.330	$4.560

Total Return(2)	12.93%	1.26%	7.31%	0.17%	7.73%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$233,330	$226,927	$269,795	$287,457	$375,201

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.90%	0.93%	0.91%	0.87%	0.85%

Net investment income	4.39%	4.87%	5.22%	5.24%	5.28%

Portfolio Turnover of the Portfolio	64%	67%	32%	39%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2021

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$4.210	$4.400	$4.330	$4.560	$4.460

Income (Loss) From Operations

Net investment income(1)	$0.162	$0.174	$0.195	$0.200	$0.205

Net realized and unrealized gain (loss)	0.341	(0.159)	0.080	(0.225)	0.099

Total income (loss) from operations	$0.503	$0.015	$0.275	$(0.025)	$0.304

Less Distributions

From net investment income	$(0.153)	$(0.178)	$(0.205)	$(0.205)	$(0.204)

Tax return of capital	(0.040)	(0.027)	—	—	—

Total distributions	$(0.193)	$(0.205)	$(0.205)	$(0.205)	$(0.204)

Net asset value — End of year	$4.520	$4.210	$4.400	$4.330	$4.560

Total Return(2)	12.09%	0.45%	6.49%	(0.58)%	6.94%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$32,926	$37,680	$55,246	$95,312	$120,884

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.65%	1.68%	1.67%	1.63%	1.60%

Net investment income	3.64%	4.12%	4.50%	4.49%	4.52%

Portfolio Turnover of the Portfolio	64%	67%	32%	39%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2021

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$4.220	$4.410	$4.340	$4.570	$4.470

Income (Loss) From Operations

Net investment income(1)	$0.208	$0.216	$0.238	$0.245	$0.250

Net realized and unrealized gain (loss)	0.329	(0.156)	0.081	(0.226)	0.099

Total income from operations	$0.537	$0.060	$0.319	$0.019	$0.349

Less Distributions

From net investment income	$(0.188)	$(0.217)	$(0.249)	$(0.249)	$(0.249)

Tax return of capital	(0.049)	(0.033)	—	—	—

Total distributions	$(0.237)	$(0.250)	$(0.249)	$(0.249)	$(0.249)

Net asset value — End of year	$4.520	$4.220	$4.410	$4.340	$4.570

Total Return(2)	12.93%	1.52%	7.57%	0.42%	7.98%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$476,949	$534,500	$549,842	$614,306	$825,887

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.65%	0.68%	0.66%	0.62%	0.59%

Net investment income	4.65%	5.10%	5.47%	5.49%	5.51%

Portfolio Turnover of the Portfolio	64%	67%	32%	39%	42%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance High Income Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Income Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objectives and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (74.7% at October 31, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

13

Eaton Vance

High Income Opportunities Fund

October 31, 2021

Notes to Financial Statements — continued

Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$31,164,301	$41,288,052

Tax return of capital	$7,878,058	$6,353,417

During the year ended October 31, 2021, distributable earnings was increased by $103,328 and paid-in capital was decreased by $103,328 due to the Fund’s investment in the Portfolio. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(22,873,929)

Net unrealized appreciation	58,708,338

Distributions payable	(318,198)

Distributable earnings	$35,516,211

At October 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $22,873,929 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2021, $641,054 are short-term and $22,232,875 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

Effective March 1, 2021, the Fund entered into an investment advisory agreement with Eaton Vance Management (EVM). Pursuant to the agreement, the Fund pays an investment adviser fee on its daily net assets that are not invested in other investment companies, and on its daily gross income that is not derived from other investment companies, for which EVM or its affiliates serve as investment adviser and receive an advisory fee at a per annum rate as follows and is payable monthly:

Total Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $500 million	0.300%	3.00%

$500 million but less than $1 billion	0.275%	2.75%

$1 billion but less than $1.5 billion	0.250%	2.50%

$1.5 billion but less than $2 billion	0.225%	2.25%

$2 billion but less than $3 billion	0.200%	2.00%

$3 billion and over	0.175%	1.75%

For the year ended October 31, 2021, the Fund incurred no investment adviser fee. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. Effective March 1, 2021, the Fund entered into an investment sub-advisory agreement with Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM. Pursuant to the agreement, EVM has delegated a portion of the investment management of the Fund to EVAIL. EVM pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2021, EVM earned $58,111 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter,

14

Eaton Vance

High Income Opportunities Fund

October 31, 2021

Notes to Financial Statements — continued

received $16,886 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2021. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares from March 1, 2021 through October 31, 2021 in the amount of $1,435. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2021 amounted to $584,685 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2021, the Fund paid or accrued to EVD $250,645 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2021 amounted to $83,548 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2021, the Fund was informed that EVD received approximately $400 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $102,392,032 and $252,943,293, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2021	2020

Sales	13,489,511	8,915,015

Issued to shareholders electing to receive payments of distributions in Fund shares	2,192,853	2,662,729

Redemptions	(19,122,765)	(19,736,853)

Converted from Class C shares	1,195,644	768,273

Net decrease	(2,244,757)	(7,390,836)

15

Eaton Vance

High Income Opportunities Fund

October 31, 2021

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2021	2020

Sales	1,079,623	1,491,917

Issued to shareholders electing to receive payments of distributions in Fund shares	301,302	469,561

Redemptions	(1,844,785)	(4,797,319)

Converted to Class A shares	(1,195,284)	(768,173)

Net decrease	(1,659,144)	(3,604,014)

	Year Ended October 31,
Class I	2021	2020

Sales	37,077,026	68,713,272

Issued to shareholders electing to receive payments of distributions in Fund shares	5,362,428	7,024,290

Redemptions	(63,788,577)	(73,677,140)

Net increase (decrease)	(21,349,123)	2,060,422

16

Eaton Vance

High Income Opportunities Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance High Income Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

17

Eaton Vance

High Income Opportunities Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2021, the Fund designates approximately $630,146, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

163(j) Interest Dividends.  For the fiscal year ended October 31, 2021, the Fund designates 100% of distributions from net investment income as a 163(j) interest dividend.

18

High Income Opportunities Portfolio

October 31, 2021

Portfolio of Investments

Asset-Backed Securities — 0.6%
Security	Principal Amount (000’s omitted)	Value

Benefit Street Partners CLO XVII, Ltd., Series 2019-17A, Class ER, 6.474%, (3 mo. USD LIBOR + 6.35%), 7/15/32(1)(2)	$1,000	$1,001,124

Madison Park Funding XXXVII, Ltd., Series 2019-37A, Class ER, 6.274%, (3 mo. USD LIBOR + 6.15%), 7/15/33(1)(2)	1,000	1,000,675

Palmer Square CLO, Ltd., Series 2021-3A, Class E, (3 mo. USD LIBOR + 6.15%), 1/15/35(1)(3)	2,000	2,000,000

Wellfleet CLO, Ltd., Series 2021-2A, Class E, 7.084%, (3 mo. USD LIBOR + 6.96%), 7/15/34(1)(2)	2,000	1,969,686

Total Asset-Backed Securities (identified cost $5,960,424)		$5,971,485

Commercial Mortgage-Backed Securities — 0.3%
Security	Principal Amount (000’s omitted)	Value

BAMLL Commercial Mortgage Securities Trust, Series 2019-BPR, Class ENM, 3.843%, 11/5/32(1)(4)	$3,190	$3,052,744

Total Commercial Mortgage-Backed Securities (identified cost $3,037,997)		$3,052,744

Common Stocks — 4.1%
Security	Shares	Value

Building Materials — 0.2%

AZEK Co., Inc. (The)(5)	62,458	$2,291,584

		$2,291,584

Cable & Satellite TV — 0.2%

Liberty Global PLC, Class A(5)	84,000	$2,414,160

		$2,414,160

Consumer Products — 0.8%

HF Holdings, Inc.(5)(6)(7)	13,600	$7,351,344

Tempur Sealy International, Inc.	20,997	933,737

		$8,285,081

Containers — 0.3%

Ardagh Metal Packaging S.A.(5)	250,701	$2,469,405

		$2,469,405

Security	Shares	Value

Energy — 0.4%

Ascent CNR Corp., Class A(5)(6)(7)	6,273,462	$815,550

Cheniere Energy, Inc.(5)	27,181	2,810,515

Nine Point Energy Holdings, Inc.(5)(6)(7)	31,737	0

		$3,626,065

Environmental — 0.3%

GFL Environmental, Inc.	65,500	$2,695,325

		$2,695,325

Gaming — 0.3%

Caesars Entertainment, Inc.(5)	30,000	$3,283,800

New Cotai Participation Corp., Class B(5)(6)(7)	7	0

		$3,283,800

Homebuilders & Real Estate — 0.2%

VICI Properties, Inc.	76,000	$2,230,600

		$2,230,600

Services — 0.5%

Hertz Global Holdings, Inc. (non-registered)(5)(8)	269,760	$5,428,920

		$5,428,920

Utility — 0.9%

FirstEnergy Corp.	60,000	$2,311,800

NextEra Energy Partners, L.P.	45,000	3,883,500

NRG Energy, Inc.	60,000	2,393,400

		$8,588,700

Total Common Stocks (identified cost $27,692,769)		$41,313,640

Convertible Bonds — 0.2%
Security	Principal Amount (000’s omitted)	Value

Air Transportation — 0.0%(9)

Air Transport Services Group, Inc., 1.125%, 10/15/24	$208	$221,000

		$221,000

Leisure — 0.0%(9)

Royal Caribbean Cruises, Ltd., 4.25%, 6/15/23	$277	$375,010

		$375,010

19	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Technology — 0.2%

ams AG, 0.875%, 9/28/22(10)	$2,000	$1,968,220

		$1,968,220

Total Convertible Bonds (identified cost $2,420,098)		$2,564,230

Convertible Preferred Stocks — 0.3%
Security	Shares	Value

Energy — 0.0%

Nine Point Energy Holdings, Inc., Series A, 12.00%, (PIK)(5)(6)(7)	591	$0

		$0

Environmental — 0.1%

GFL Environmental, Inc., 6.00%	11,767	$1,110,099

		$1,110,099

Healthcare — 0.2%

Becton Dickinson and Co., Series B, 6.00%	36,441	$1,916,796

		$1,916,796

Total Convertible Preferred Stocks (identified cost $3,069,912)		$3,026,895

Corporate Bonds — 82.6%
Security	Principal Amount* (000’s omitted)	Value

Aerospace — 2.8%

Bombardier, Inc.:

7.125%, 6/15/26(1)	1,033	$1,084,650

7.50%, 12/1/24(1)	467	486,848

7.875%, 4/15/27(1)	2,439	2,538,816

BWX Technologies, Inc.:

4.125%, 6/30/28(1)	1,501	1,521,706

4.125%, 4/15/29(1)	1,016	1,032,337

Moog, Inc., 4.25%, 12/15/27(1)	1,596	1,644,965

Rolls-Royce PLC, 5.75%, 10/15/27(1)	4,291	4,753,570

Science Applications International Corp., 4.875%, 4/1/28(1)	1,777	1,832,531

TransDigm UK Holdings PLC, 6.875%, 5/15/26	1,585	1,671,335

Security		Principal Amount* (000’s omitted)	Value

Aerospace (continued)

TransDigm, Inc.:

4.625%, 1/15/29		1,677	$1,668,615

5.50%, 11/15/27		2,914	2,986,850

6.25%, 3/15/26(1)		4,436	4,635,620

7.50%, 3/15/27		1,705	1,790,250

			$27,648,093

Air Transportation — 1.1%

Air Canada:

3.875%, 8/15/26(1)		1,141	$1,156,689

4.625%, 8/15/29(1)	CAD	1,045	844,376

American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:

5.50%, 4/20/26(1)		2,780	2,919,695

5.75%, 4/20/29(1)		2,780	2,995,450

United Airlines, Inc.:

4.375%, 4/15/26(1)		1,156	1,197,292

4.625%, 4/15/29(1)		1,799	1,856,982

			$10,970,484

Automotive & Auto Parts — 4.9%

Clarios Global, L.P., 6.75%, 5/15/25(1)		653	$688,830

Clarios Global, L.P./Clarios US Finance Co.:

4.375%, 5/15/26(10)	EUR	2,308	2,735,069

8.50%, 5/15/27(1)		3,256	3,462,821

Ford Motor Co.:

4.75%, 1/15/43		2,651	2,899,213

7.45%, 7/16/31		2,209	2,926,925

8.50%, 4/21/23		2,974	3,264,708

9.00%, 4/22/25		2,226	2,679,547

9.625%, 4/22/30		1,866	2,690,548

Ford Motor Credit Co., LLC:

1.36%, (3 mo. USD LIBOR + 1.24%), 2/15/23(2)		539	539,672

2.90%, 2/16/28		568	563,757

3.087%, 1/9/23		538	547,926

3.37%, 11/17/23		881	905,228

3.625%, 6/17/31		738	747,225

3.815%, 11/2/27		3,494	3,629,707

4.00%, 11/13/30		1,461	1,526,745

4.125%, 8/17/27		4,684	4,976,750

4.25%, 9/20/22		778	796,719

4.271%, 1/9/27		752	799,068

4.375%, 8/6/23		507	527,914

5.584%, 3/18/24		403	434,736

5.596%, 1/7/22		1,608	1,621,588

20	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Automotive & Auto Parts (continued)

Goodyear Tire & Rubber Co. (The):

5.00%, 7/15/29(1)	2,856	$3,016,650

5.25%, 7/15/31(1)	2,301	2,451,762

Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(1)	859	883,696

Wheel Pros, Inc., 6.50%, 5/15/29(1)	3,302	3,220,886

		$48,537,690

Banking & Thrifts — 0.2%

JPMorgan Chase & Co., Series HH, 4.60% to 2/1/25(11)(12)	2,385	$2,442,518

		$2,442,518

Broadcasting — 3.0%

Audacy Capital Corp., 6.75%, 3/31/29(1)	2,316	$2,299,244

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)	3,345	1,896,632

iHeartCommunications, Inc.:

6.375%, 5/1/26	171	177,614

8.375%, 5/1/27	810	863,363

Netflix, Inc.:

4.875%, 4/15/28	640	734,003

4.875%, 6/15/30(1)	1,236	1,453,870

5.875%, 2/15/25	2,155	2,445,925

5.875%, 11/15/28	4,030	4,910,474

Playtika Holding Corp., 4.25%, 3/15/29(1)	1,961	1,968,942

Sirius XM Radio, Inc.:

3.125%, 9/1/26(1)	1,394	1,397,485

3.875%, 9/1/31(1)	1,401	1,347,594

4.125%, 7/1/30(1)	3,608	3,596,418

5.00%, 8/1/27(1)	2,980	3,114,100

Townsquare Media, Inc., 6.875%, 2/1/26(1)	2,038	2,132,258

Univision Communications, Inc., 4.50%, 5/1/29(1)	1,583	1,603,500

		$29,941,422

Building Materials — 1.5%

Builders FirstSource, Inc.:

4.25%, 2/1/32(1)	2,264	$2,285,236

5.00%, 3/1/30(1)	2,685	2,839,428

Masonite International Corp., 5.375%, 2/1/28(1)	1,059	1,113,274

PGT Innovations, Inc., 4.375%, 10/1/29(1)	1,948	1,933,390

SRM Escrow Issuer, LLC, 6.00%, 11/1/28(1)	4,450	4,633,562

Standard Industries, Inc.:

4.375%, 7/15/30(1)	1,831	1,833,289

5.00%, 2/15/27(1)	690	708,975

		$15,347,154

Security		Principal Amount* (000’s omitted)	Value

Cable & Satellite TV — 2.4%

CCO Holdings, LLC/CCO Holdings Capital Corp.:

4.50%, 8/15/30(1)		5,232	$5,332,088

4.50%, 5/1/32		1,500	1,509,008

4.75%, 3/1/30(1)		3,055	3,158,106

5.00%, 2/1/28(1)		1,895	1,973,169

5.375%, 6/1/29(1)		868	933,751

CSC Holdings, LLC:

3.375%, 2/15/31(1)		1,435	1,308,720

5.25%, 6/1/24		385	405,694

5.75%, 1/15/30(1)		3,112	3,074,500

6.50%, 2/1/29(1)		201	215,824

7.50%, 4/1/28(1)		1,273	1,355,745

Ziggo B.V.:

4.875%, 1/15/30(1)		2,426	2,469,971

5.50%, 1/15/27(1)		2,167	2,223,884

			$23,960,460

Capital Goods — 1.0%

Frigoglass Finance B.V., 6.875%, 2/12/25(10)	EUR	3,000	$2,969,475

Madison IAQ, LLC:

4.125%, 6/30/28(1)		1,351	1,345,691

5.875%, 6/30/29(1)		2,316	2,301,525

Patrick Industries, Inc., 4.75%, 5/1/29(1)		1,710	1,699,312

Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(1)		1,697	1,730,940

			$10,046,943

Chemicals — 1.6%

Chemours Co. (The), 4.625%, 11/15/29(1)		1,646	$1,586,332

Compass Minerals International, Inc., 6.75%, 12/1/27(1)		1,572	1,666,320

Herens Holdco S.a.r.l., 4.75%, 5/15/28(1)		2,171	2,156,454

NOVA Chemicals Corp., 4.25%, 5/15/29(1)		1,728	1,707,696

Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26(1)		3,061	3,131,786

Unifrax Escrow Issuer Corp., 5.25%, 9/30/28(1)		856	854,930

Valvoline, Inc.:

3.625%, 6/15/31(1)		1,154	1,126,592

4.25%, 2/15/30(1)		1,326	1,347,727

W.R. Grace Holdings, LLC:

4.875%, 6/15/27(1)		1,829	1,860,093

5.625%, 8/15/29(1)		850	859,563

			$16,297,493

21	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Consumer Products — 0.3%

Central Garden & Pet Co., 5.125%, 2/1/28	1,851	$1,941,236

Tempur Sealy International, Inc., 3.875%, 10/15/31(1)	950	942,590

		$2,883,826

Containers — 0.4%

Crown Americas, LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26	1,415	$1,509,635

LABL, Inc.:

5.875%, 11/1/28(1)	767	773,002

8.25%, 11/1/29(1)	1,537	1,513,322

		$3,795,959

Diversified Financial Services — 2.4%

Ally Financial, Inc., Series B, 4.70% to 5/15/26(11)(12)	2,025	$2,104,734

Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)	2,100	2,142,000

Coinbase Global, Inc.:

3.375%, 10/1/28(1)	1,994	1,926,703

3.625%, 10/1/31(1)	1,662	1,585,133

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.:

5.25%, 5/15/27	2,726	2,838,447

6.25%, 5/15/26	2,993	3,138,909

Jefferson Capital Holdings, LLC, 6.00%, 8/15/26(1)	1,858	1,883,835

Mav Acquisition Corp., 8.00%, 8/1/29(1)	2,239	2,181,323

MoneyGram International, Inc., 5.375%, 8/1/26(1)	1,656	1,662,210

MSCI, Inc., 3.625%, 9/1/30(1)	867	889,785

PRA Group, Inc.:

5.00%, 10/1/29(1)	1,265	1,251,642

7.375%, 9/1/25(1)	2,428	2,591,890

		$24,196,611

Diversified Media — 1.5%

Cars.com, Inc., 6.375%, 11/1/28(1)	2,433	$2,549,419

Clear Channel Outdoor Holdings, Inc.:

7.50%, 6/1/29(1)	1,630	1,669,739

7.75%, 4/15/28(1)	2,025	2,099,824

National CineMedia, LLC:

5.75%, 8/15/26	1,660	1,335,263

5.875%, 4/15/28(1)	2,260	2,089,178

Terrier Media Buyer, Inc., 8.875%, 12/15/27(1)	2,509	2,657,232

Urban One, Inc., 7.375%, 2/1/28(1)	1,961	2,061,089

		$14,461,744

Security	Principal Amount* (000’s omitted)	Value

Energy — 13.3%

Aethon III BR, LLC, 9.00%, (1 mo. USD LIBOR + 7.50%, Floor 1.50%), 10/1/25(2)	3,437	$3,494,828

Aethon United BR, L.P./Aethon United Finance Corp., 8.25%, 2/15/26(1)	3,039	3,268,323

Antero Midstream Partners, L.P./Antero Midstream Finance Corp.:

5.75%, 3/1/27(1)	2,542	2,627,792

7.875%, 5/15/26(1)	1,283	1,404,885

Archrock Partners, L.P./Archrock Partners Finance Corp., 6.25%, 4/1/28(1)	1,272	1,318,110

Callon Petroleum Co., 8.00%, 8/1/28(1)	1,831	1,847,754

Centennial Resource Production, LLC:

5.375%, 1/15/26(1)	346	345,472

6.875%, 4/1/27(1)	2,731	2,795,861

Cheniere Energy Partners, L.P.:

4.00%, 3/1/31(1)	1,552	1,616,045

4.50%, 10/1/29	1,896	2,026,691

Cheniere Energy, Inc., 4.625%, 10/15/28	1,741	1,827,963

CNX Resources Corp., 6.00%, 1/15/29(1)	1,896	2,002,650

Colgate Energy Partners III, LLC:

5.875%, 7/1/29(1)	2,812	2,882,300

7.75%, 2/15/26(1)	1,675	1,790,156

Continental Resources, Inc.:

4.375%, 1/15/28	194	211,945

4.90%, 6/1/44	73	82,933

5.75%, 1/15/31(1)	2,140	2,565,325

CrownRock, L.P./CrownRock Finance, Inc.:

5.00%, 5/1/29(1)	2,293	2,364,656

5.625%, 10/15/25(1)	2,960	3,030,300

CVR Energy, Inc., 5.75%, 2/15/28(1)	4,038	3,982,477

DT Midstream, Inc., 4.125%, 6/15/29(1)	2,040	2,057,136

Endeavor Energy Resources, L.P./EER Finance, Inc., 5.75%, 1/30/28(1)	1,055	1,109,069

EQM Midstream Partners, L.P.:

4.50%, 1/15/29(1)	1,234	1,271,026

4.75%, 1/15/31(1)	1,234	1,279,164

6.00%, 7/1/25(1)	1,116	1,212,255

6.50%, 7/1/27(1)	1,121	1,248,581

EQT Corp.:

5.00%, 1/15/29	489	543,863

6.625%, 2/1/25	614	691,518

7.50%, 2/1/30	900	1,153,305

Genesis Energy, L.P./Genesis Energy Finance Corp., 8.00%, 1/15/27	1,551	1,560,725

Great Western Petroleum, LLC/Great Western Finance Corp., 12.00%, 9/1/25(1)	3,313	3,369,851

22	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Energy (continued)

Hilcorp Energy I, L.P./Hilcorp Finance Co.:

5.75%, 2/1/29(1)	994	$1,010,153

6.00%, 2/1/31(1)	794	816,124

Laredo Petroleum, Inc.:

9.50%, 1/15/25	694	714,591

10.125%, 1/15/28	1,045	1,118,150

Matador Resources Co., 5.875%, 9/15/26	2,097	2,168,004

Nabors Industries, Inc., 9.00%, 2/1/25(1)	932	966,139

Nabors Industries, Ltd.:

7.25%, 1/15/26(1)	1,037	1,007,648

7.50%, 1/15/28(1)	1,118	1,064,001

Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	4,311	4,413,386

New Fortress Energy, Inc., 6.50%, 9/30/26(1)	3,289	3,201,578

Oasis Petroleum, Inc., 6.375%, 6/1/26(1)	1,560	1,651,650

Occidental Petroleum Corp.:

3.40%, 4/15/26	718	733,502

3.45%, 7/15/24	370	379,674

3.50%, 8/15/29	897	911,576

4.20%, 3/15/48	1,470	1,434,727

4.40%, 8/15/49	1,192	1,193,228

4.625%, 6/15/45	792	820,765

6.125%, 1/1/31	1,739	2,084,626

6.20%, 3/15/40	736	892,768

6.625%, 9/1/30	2,386	2,922,611

8.50%, 7/15/27	3,109	3,874,591

8.875%, 7/15/30	2,667	3,617,119

Ovintiv, Inc.:

6.50%, 2/1/38	1,888	2,563,205

6.625%, 8/15/37	159	216,301

8.125%, 9/15/30	362	497,009

PBF Holding Co., LLC/PBF Finance Corp., 9.25%, 5/15/25(1)	3,609	3,508,616

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(11)(12)	2,781	2,523,757

Precision Drilling Corp.:

6.875%, 1/15/29(1)	1,307	1,351,797

7.125%, 1/15/26(1)	1,095	1,127,613

Shelf Drilling Holdings, Ltd.:

8.25%, 2/15/25(1)	2,176	1,683,680

8.875%, 11/15/24(1)	630	653,004

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.00%, 6/1/31(1)	1,145	1,175,056

Sunoco, L.P./Sunoco Finance Corp.:

4.50%, 5/15/29	1,297	1,313,213

4.50%, 4/30/30(1)	2,550	2,575,678

Security	Principal Amount* (000’s omitted)	Value

Energy (continued)

Superior Plus, L.P./Superior General Partner, Inc., 4.50%, 3/15/29(1)	1,783	$1,825,703

Tap Rock Resources, LLC, 7.00%, 10/1/26(1)	2,763	2,848,432

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp.:

4.00%, 1/15/32(1)	1,441	1,488,870

4.875%, 2/1/31	325	350,831

5.50%, 3/1/30	309	339,990

5.875%, 4/15/26	2,105	2,200,399

6.50%, 7/15/27	1,087	1,165,808

Transocean Poseidon, Ltd., 6.875%, 2/1/27(1)	1,549	1,547,466

Venture Global Calcasieu Pass, LLC:

3.875%, 8/15/29(1)	1,630	1,660,563

4.125%, 8/15/31(1)	1,449	1,501,454

Weatherford International, Ltd., 8.625%, 4/30/30(1)	2,338	2,404,832

Western Midstream Operating, L.P.:

4.50%, 3/1/28	224	242,760

4.75%, 8/15/28	224	246,725

5.30%, 2/1/30	1,803	1,978,793

		$132,971,125

Entertainment & Film — 0.5%

AMC Entertainment Holdings, Inc.:

10.50%, 4/15/25(1)	805	$865,375

12.00%, (10.00% cash or 12.00% PIK), 6/15/26(1)(13)	1,794	1,787,793

Cinemark USA, Inc.:

5.25%, 7/15/28(1)	1,766	1,725,161

5.875%, 3/15/26(1)	588	590,205

8.75%, 5/1/25(1)	411	440,284

		$5,408,818

Environmental — 0.9%

Clean Harbors, Inc.:

4.875%, 7/15/27(1)	1,029	$1,072,732

5.125%, 7/15/29(1)	617	668,674

GFL Environmental, Inc.:

3.50%, 9/1/28(1)	2,160	2,151,900

3.75%, 8/1/25(1)	669	689,204

4.75%, 6/15/29(1)	2,943	2,972,430

Tervita Corp., 11.00%, 12/1/25(1)	1,118	1,287,153

		$8,842,093

23	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Food & Drug Retail — 0.8%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC:

4.875%, 2/15/30(1)	921	$988,325

5.875%, 2/15/28(1)	1,807	1,922,196

Arko Corp., 5.125%, 11/15/29(1)	1,958	1,913,652

Ingles Markets, Inc., 4.00%, 6/15/31(1)	1,210	1,205,559

Murphy Oil USA, Inc.:

4.75%, 9/15/29	903	952,394

5.625%, 5/1/27	1,190	1,238,225

		$8,220,351

Food, Beverage & Tobacco — 3.5%

Chobani, LLC/Chobani Finance Corp., Inc., 4.625%, 11/15/28(1)	644	$659,295

Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(1)	1,760	1,891,930

HLF Financing S.a.r.l., LLC/Herbalife International, Inc., 4.875%, 6/1/29(1)	2,352	2,371,945

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30(1)	3,319	3,638,454

Kraft Heinz Foods Co.:

3.875%, 5/15/27	1,198	1,299,654

4.25%, 3/1/31	3,233	3,653,591

4.375%, 6/1/46	2,913	3,405,408

4.625%, 10/1/39	611	712,449

4.875%, 10/1/49	800	992,000

5.50%, 6/1/50	1,801	2,415,896

Performance Food Group, Inc.:

4.25%, 8/1/29(1)	3,485	3,489,356

5.50%, 10/15/27(1)	1,504	1,569,800

6.875%, 5/1/25(1)	890	940,062

Pilgrim’s Pride Corp., 3.50%, 3/1/32(1)	3,224	3,236,090

Post Holdings, Inc.:

4.50%, 9/15/31(1)	984	965,515

4.625%, 4/15/30(1)	2,164	2,177,525

US Foods, Inc., 4.75%, 2/15/29(1)	1,930	1,955,129

		$35,374,099

Gaming — 1.6%

Caesars Entertainment, Inc.:

4.625%, 10/15/29(1)	784	$788,743

6.25%, 7/1/25(1)	3,256	3,428,894

8.125%, 7/1/27(1)	2,617	2,934,442

Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(1)	3,476	3,583,513

Security	Principal Amount* (000’s omitted)	Value

Gaming (continued)

International Game Technology PLC, 4.125%, 4/15/26(1)	1,237	$1,272,564

MGM Resorts International, 4.75%, 10/15/28	1,022	1,063,604

Peninsula Pacific Entertainment, LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(1)	3,082	3,293,132

		$16,364,892

Healthcare — 8.8%

180 Medical, Inc., 3.875%, 10/15/29(1)	1,146	$1,153,893

AdaptHealth, LLC:

4.625%, 8/1/29(1)	1,282	1,269,180

5.125%, 3/1/30(1)	772	776,825

6.125%, 8/1/28(1)	1,065	1,128,900

AMN Healthcare, Inc., 4.00%, 4/15/29(1)	930	945,196

Bausch Health Americas, Inc.:

8.50%, 1/31/27(1)	4,991	5,302,937

9.25%, 4/1/26(1)	1,420	1,510,525

Bausch Health Cos., Inc.:

5.25%, 1/30/30(1)	604	546,260

5.25%, 2/15/31(1)	604	543,987

5.75%, 8/15/27(1)	760	796,659

6.25%, 2/15/29(1)	655	635,537

7.25%, 5/30/29(1)	1,015	1,030,529

9.00%, 12/15/25(1)	1,815	1,906,331

Centene Corp.:

2.50%, 3/1/31	3,104	3,030,342

3.00%, 10/15/30	3,896	3,964,920

3.375%, 2/15/30	3,823	3,928,343

4.25%, 12/15/27	1,716	1,799,655

4.625%, 12/15/29	3,002	3,242,160

CHS/Community Health Systems, Inc.:

6.125%, 4/1/30(1)	1,454	1,431,318

6.875%, 4/15/29(1)	1,511	1,556,730

Emergent BioSolutions, Inc., 3.875%, 8/15/28(1)	2,336	2,245,480

Encompass Health Corp.:

4.50%, 2/1/28	998	1,017,309

4.625%, 4/1/31	1,202	1,224,730

4.75%, 2/1/30	1,793	1,840,147

Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(1)	1,879	1,853,577

Grifols Escrow Issuer S.A., 4.75%, 10/15/28(1)	1,632	1,658,520

HCA, Inc.:

5.375%, 9/1/26	3,410	3,887,736

5.875%, 2/15/26	2,349	2,677,860

5.875%, 2/1/29	2,038	2,428,195

24	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Healthcare (continued)

HealthEquity, Inc., 4.50%, 10/1/29(1)	1,760	$1,782,000

Jazz Securities DAC, 4.375%, 1/15/29(1)	1,910	1,964,912

LifePoint Health, Inc., 5.375%, 1/15/29(1)	2,526	2,478,637

ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(1)	1,123	1,143,686

ModivCare, Inc., 5.875%, 11/15/25(1)	1,659	1,744,024

Molina Healthcare, Inc.:

3.875%, 11/15/30(1)	2,229	2,301,621

4.375%, 6/15/28(1)	903	935,734

Mozart Debt Merger Sub, Inc., 5.25%, 10/1/29(1)	5,467	5,555,839

Option Care Health, Inc., 4.375%, 10/31/29(1)	2,184	2,208,089

Owens & Minor, Inc., 4.50%, 3/31/29(1)	1,585	1,592,925

Team Health Holdings, Inc., 6.375%, 2/1/25(1)	2,682	2,378,022

Tenet Healthcare Corp.:

4.625%, 9/1/24(1)	476	486,710

5.125%, 11/1/27(1)	2,855	2,987,044

US Acute Care Solutions, LLC, 6.375%, 3/1/26(1)	2,949	3,063,274

Varex Imaging Corp., 7.875%, 10/15/27(1)	1,738	1,936,045

		$87,892,343

Homebuilders & Real Estate — 4.2%

APi Escrow Corp., 4.75%, 10/15/29(1)	979	$997,356

Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC, 4.50%, 4/1/27(1)	2,863	2,795,004

Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(1)	1,261	1,321,843

Dycom Industries, Inc., 4.50%, 4/15/29(1)	1,923	1,954,249

Empire Communities Corp., 7.00%, 12/15/25(1)	2,304	2,387,520

HAT Holdings I, LLC/HAT Holdings II, LLC:

3.75%, 9/15/30(1)	1,425	1,417,989

6.00%, 4/15/25(1)	1,287	1,341,955

M/I Homes, Inc., 4.95%, 2/1/28	1,537	1,600,401

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24	2,505	2,720,676

Outfront Media Capital, LLC/Outfront Media Capital Corp.:

4.625%, 3/15/30(1)	184	184,175

6.25%, 6/15/25(1)	1,219	1,276,903

Service Properties Trust:

3.95%, 1/15/28	2,932	2,730,425

4.95%, 10/1/29	211	203,351

5.00%, 8/15/22	1,515	1,524,469

5.50%, 12/15/27	448	468,884

7.50%, 9/15/25	1,200	1,328,531

Taylor Morrison Communities, Inc.:

5.75%, 1/15/28(1)	1,071	1,180,520

5.875%, 6/15/27(1)	1,493	1,672,250

Security		Principal Amount* (000’s omitted)	Value

Homebuilders & Real Estate (continued)

TopBuild Corp., 4.125%, 2/15/32(1)		1,753	$1,770,530

VICI Properties, L.P./VICI Note Co., Inc.:

3.75%, 2/15/27(1)		543	558,611

4.125%, 8/15/30(1)		1,859	1,954,274

4.25%, 12/1/26(1)		778	806,848

4.625%, 12/1/29(1)		4,004	4,276,773

Vivion Investments S.a.r.l.:

3.00%, 8/8/24(10)	EUR	4,500	5,023,363

3.50%, 11/1/25(10)	EUR	100	111,506

			$41,608,406

Insurance — 0.5%

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)		1,942	$2,007,542

AmWINS Group, Inc., 4.875%, 6/30/29(1)		1,466	1,463,259

BroadStreet Partners, Inc., 5.875%, 4/15/29(1)		1,730	1,702,424

			$5,173,225

Leisure — 2.7%

Carnival Corp.:

5.75%, 3/1/27(1)		1,786	$1,819,488

6.00%, 5/1/29(1)(14)		2,484	2,487,105

7.625%, 3/1/26(1)		785	828,049

Life Time, Inc.:

5.75%, 1/15/26(1)		1,452	1,492,467

8.00%, 4/15/26(1)		1,838	1,932,933

NCL Corp., Ltd.:

3.625%, 12/15/24(1)		926	872,755

5.875%, 3/15/26(1)		792	794,970

10.25%, 2/1/26(1)		1,068	1,228,253

NCL Finance, Ltd., 6.125%, 3/15/28(1)		485	489,850

Powdr Corp., 6.00%, 8/1/25(1)		1,943	2,035,778

Royal Caribbean Cruises, Ltd., 3.70%, 3/15/28		883	837,746

SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29(1)		1,691	1,724,820

Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(1)		1,849	1,891,860

Viking Cruises, Ltd.:

5.875%, 9/15/27(1)		5,195	5,029,098

6.25%, 5/15/25(1)		1,820	1,813,694

7.00%, 2/15/29(1)		753	757,996

Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29(1)		521	517,744

			$26,554,606

25	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Metals & Mining — 2.0%

Arconic Corp., 6.125%, 2/15/28(1)	787	$830,285

Constellium SE, 5.875%, 2/15/26(1)	815	829,466

Eldorado Gold Corp., 6.25%, 9/1/29(1)	1,913	1,944,660

First Quantum Minerals, Ltd.:

6.875%, 3/1/26(1)	448	467,040

7.50%, 4/1/25(1)	2,736	2,835,180

Freeport-McMoRan, Inc., 5.45%, 3/15/43	2,787	3,509,530

Hudbay Minerals, Inc.:

4.50%, 4/1/26(1)	1,499	1,497,126

6.125%, 4/1/29(1)	1,853	1,952,599

New Gold, Inc.:

6.375%, 5/15/25(1)	863	889,533

7.50%, 7/15/27(1)	2,994	3,237,263

Novelis Corp.:

3.25%, 11/15/26(1)	1,005	1,003,744

4.75%, 1/30/30(1)	1,281	1,333,841

		$20,330,267

Paper — 0.3%

Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(1)	3,340	$3,458,604

		$3,458,604

Restaurant — 1.2%

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.:

3.875%, 1/15/28(1)	1,761	$1,758,940

4.00%, 10/15/30(1)	3,866	3,749,981

5.75%, 4/15/25(1)	581	604,240

Carrols Restaurant Group, Inc., 5.875%, 7/1/29(1)	1,027	941,415

Dave & Buster’s, Inc., 7.625%, 11/1/25(1)	3,655	3,929,527

IRB Holding Corp., 7.00%, 6/15/25(1)	679	718,042

		$11,702,145

Services — 4.9%

Adtalem Global Education, Inc., 5.50%, 3/1/28(1)	2,598	$2,627,228

Allied Universal Holdco, LLC/Allied Universal Finance Corp.:

6.00%, 6/1/29(1)	1,682	1,657,846

6.625%, 7/15/26(1)	2,882	3,031,518

9.75%, 7/15/27(1)	1,600	1,722,000

Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.:

4.625%, 6/1/28(1)	1,614	1,602,976

4.625%, 6/1/28(1)	1,076	1,067,607

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.:

5.375%, 3/1/29(1)	1,088	1,146,480

Security	Principal Amount* (000’s omitted)	Value

Services (continued)

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.: (continued)

5.75%, 7/15/27(1)	1,050	$1,100,857

5.75%, 7/15/27(1)	838	876,758

BCPE Empire Holdings, Inc., 7.625%, 5/1/27(1)	4,215	4,179,784

Gartner, Inc.:

3.625%, 6/15/29(1)	605	608,781

3.75%, 10/1/30(1)	1,023	1,038,345

4.50%, 7/1/28(1)	1,449	1,510,510

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(1)	3,641	3,772,986

Korn Ferry, 4.625%, 12/15/27(1)	2,099	2,167,218

NESCO Holdings II, Inc., 5.50%, 4/15/29(1)	1,776	1,800,420

Sabre GLBL, Inc.:

7.375%, 9/1/25(1)	1,500	1,595,625

9.25%, 4/15/25(1)	760	879,316

SRS Distribution, Inc., 6.125%, 7/1/29(1)	1,668	1,718,040

Summer (BC) Bidco B, LLC, 5.50%, 10/31/26(1)	2,600	2,648,750

Terminix Co., LLC (The), 7.45%, 8/15/27	5,185	6,234,963

WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)	3,901	4,037,535

WESCO Distribution, Inc., 7.25%, 6/15/28(1)	743	820,391

White Cap Parent, LLC, 8.25%, (8.25% cash or 9.00% PIK), 3/15/26(1)(13)	981	993,272

		$48,839,206

Steel — 1.5%

Allegheny Ludlum, LLC, 6.95%, 12/15/25	2,155	$2,357,031

Allegheny Technologies, Inc., 5.875%, 12/1/27	86	90,407

Big River Steel, LLC/BRS Finance Corp., 6.625%, 1/31/29(1)	1,292	1,405,050

Cleveland-Cliffs, Inc., 6.75%, 3/15/26(1)	3,792	4,043,220

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(1)	4,440	4,709,841

Joseph T. Ryerson & Son, Inc., 8.50%, 8/1/28(1)	1,133	1,261,879

TMS International Corp., 6.25%, 4/15/29(1)	857	885,924

		$14,753,352

Super Retail — 2.8%

Bath & Body Works, Inc.:

6.625%, 10/1/30(1)	201	$225,134

6.75%, 7/1/36	694	834,101

6.875%, 11/1/35	1,929	2,346,088

6.95%, 3/1/33	1,384	1,566,522

7.60%, 7/15/37	426	506,412

9.375%, 7/1/25(1)	289	358,721

Gap, Inc. (The):

3.625%, 10/1/29(1)	1,212	1,189,275

3.875%, 10/1/31(1)	713	699,631

26	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Super Retail (continued)

Group 1 Automotive, Inc., 4.00%, 8/15/28(1)	1,497	$1,499,171

Ken Garff Automotive, LLC, 4.875%, 9/15/28(1)	1,048	1,062,410

LCM Investments Holdings II, LLC, 4.875%, 5/1/29(1)	2,340	2,405,684

Lithia Motors, Inc.:

3.875%, 6/1/29(1)	905	938,947

4.375%, 1/15/31(1)	2,394	2,552,495

PetSmart, Inc./PetSmart Finance Corp.:

4.75%, 2/15/28(1)	2,302	2,368,182

7.75%, 2/15/29(1)	1,765	1,909,677

Sonic Automotive, Inc.:

4.625%, 11/15/29(1)	1,961	1,969,138

4.875%, 11/15/31(1)	1,634	1,636,043

Victoria’s Secret & Co., 4.625%, 7/15/29(1)	2,099	2,110,859

William Carter Co. (The):

5.50%, 5/15/25(1)	499	522,703

5.625%, 3/15/27(1)	1,510	1,566,625

		$28,267,818

Technology — 2.4%

Black Knight InfoServ, LLC, 3.625%, 9/1/28(1)	1,901	$1,893,871

Booz Allen Hamilton, Inc.:

3.875%, 9/1/28(1)	1,559	1,583,320

4.00%, 7/1/29(1)	1,006	1,019,833

CDK Global, Inc., 5.25%, 5/15/29(1)	927	995,366

Imola Merger Corp., 4.75%, 5/15/29(1)	3,822	3,931,691

LogMeIn, Inc., 5.50%, 9/1/27(1)	1,045	1,047,236

ON Semiconductor Corp., 3.875%, 9/1/28(1)	2,432	2,462,400

Open Text Corp., 3.875%, 2/15/28(1)	1,596	1,609,965

Open Text Holdings, Inc., 4.125%, 2/15/30(1)	1,481	1,507,436

Presidio Holdings, Inc.:

4.875%, 2/1/27(1)	412	419,725

8.25%, 2/1/28(1)	2,892	3,076,510

SS&C Technologies, Inc., 5.50%, 9/30/27(1)	961	1,012,654

Viavi Solutions, Inc., 3.75%, 10/1/29(1)	1,295	1,287,295

VM Consolidated, Inc., 5.50%, 4/15/29(1)	2,057	2,087,855

		$23,935,157

Telecommunications — 4.8%

Altice France Holding S.A.:

6.00%, 2/15/28(1)	884	$841,281

10.50%, 5/15/27(1)	1,614	1,751,190

Altice France S.A.:

5.125%, 7/15/29(1)	1,060	1,033,691

5.50%, 1/15/28(1)	1,052	1,055,945

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Altice France S.A.: (continued)

5.50%, 10/15/29(1)		1,158	$1,136,542

8.125%, 2/1/27(1)		4,715	5,074,519

Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)		4,256	4,420,920

Iliad Holding S.A.S:

6.50%, 10/15/26(1)		1,488	1,535,125

7.00%, 10/15/28(1)		1,449	1,495,426

LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(1)		1,163	1,173,292

Level 3 Financing, Inc.:

4.25%, 7/1/28(1)		2,084	2,063,087

5.25%, 3/15/26		2,180	2,249,651

Sprint Capital Corp., 6.875%, 11/15/28		1,780	2,252,928

Sprint Corp.:

7.125%, 6/15/24		1,813	2,050,956

7.625%, 2/15/25		3,285	3,822,919

7.625%, 3/1/26		1,199	1,438,980

7.875%, 9/15/23		2,800	3,108,000

T-Mobile USA, Inc.:

2.25%, 2/15/26		844	849,275

2.625%, 2/15/29		1,505	1,493,712

2.875%, 2/15/31		903	898,485

4.75%, 2/1/28		1,095	1,156,594

Telecom Italia Capital S.A., 6.00%, 9/30/34		1,334	1,485,963

Telecom Italia SpA, 5.303%, 5/30/24(1)		880	938,300

Virgin Media Finance PLC, 5.00%, 7/15/30(1)		1,445	1,438,624

Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(10)	GBP	1,106	1,521,753

Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)		600	610,125

Zayo Group Holdings, Inc., 6.125%, 3/1/28(1)		913	892,457

			$47,789,740

Transport Excluding Air & Rail — 0.2%

Seaspan Corp., 5.50%, 8/1/29(1)		2,386	$2,412,628

			$2,412,628

Utility — 2.6%

Calpine Corp.:

4.50%, 2/15/28(1)		1,810	$1,835,811

4.625%, 2/1/29(1)		1,060	1,029,525

5.00%, 2/1/31(1)		420	412,201

5.125%, 3/15/28(1)		2,554	2,544,422

27	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Utility (continued)

Drax Finco PLC, 6.625%, 11/1/25(1)	1,176	$1,209,810

FirstEnergy Corp., Series B, 4.40%, 7/15/27	2,275	2,469,456

Leeward Renewable Energy Operations, LLC, 4.25%, 7/1/29(1)	1,200	1,207,524

NRG Energy, Inc.:

3.375%, 2/15/29(1)	970	946,963

3.625%, 2/15/31(1)	1,617	1,575,766

3.875%, 2/15/32(1)	2,164	2,123,425

5.25%, 6/15/29(1)	1,247	1,329,614

Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	1,596	1,653,855

TerraForm Power Operating, LLC, 5.00%, 1/31/28(1)	2,981	3,178,521

Vistra Operations Co., LLC:

4.375%, 5/1/29(1)	1,965	1,947,806

5.00%, 7/31/27(1)	2,344	2,405,530

		$25,870,229

Total Corporate Bonds (identified cost $796,994,178)		$826,299,501

Preferred Stocks — 0.5%
Security	Shares	Value

Services — 0.5%

WESCO International, Inc., Series A, 10.625% to 6/22/25(12)	147,488	$4,631,123

Total Preferred Stocks (identified cost $4,129,729)		$4,631,123

Senior Floating-Rate Loans — 5.5%(15)
Borrower/Description	Principal Amount (000’s omitted)	Value

Air Transportation — 0.7%

Air Canada, Term Loan, 4.25%, (6 mo. USD LIBOR + 3.50%, Floor 0.75%), 8/11/28	$1,831	$1,852,362

Mileage Plus Holdings, LLC, Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), 6/21/27	3,144	3,351,223

SkyMiles IP, Ltd., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/20/27	1,373	1,463,703

		$6,667,288

Borrower/Description	Principal Amount (000’s omitted)	Value

Automotive & Auto Parts — 0.4%

Truck Hero, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 1/31/28	$2,138	$2,131,975

Wheel Pros, LLC, Term Loan, 5.25%, (1 mo. USD LIBOR + 4.50%, Floor 0.75%), 5/11/28	1,697	1,692,640

		$3,824,615

Cable & Satellite TV — 0.1%

DIRECTV Financing, LLC, Term Loan, 5.75%, (3 mo. USD LIBOR + 5.00%, Floor 0.75%), 7/22/27	$1,483	$1,485,781

		$1,485,781

Food, Beverage & Tobacco — 0.1%

Post Holdings, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/21/24	$813	$817,187

		$817,187

Gaming — 0.2%

Gateway Casinos & Entertainment, Ltd., Term Loan, 12/1/23(16)	$643	$644,205

Spectacle Gary Holdings, LLC:

Term Loan, 11.00%, (1 mo. USD LIBOR + 9.00%, Floor 2.00%), 12/23/25	1,226	1,339,532

Term Loan, 11.00%, (1 mo. USD LIBOR + 9.00%, Floor 2.00%), 12/23/25	89	97,068

		$2,080,805

Healthcare — 0.9%

Envision Healthcare Corporation, Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 10/10/25	$1,921	$1,593,526

Jazz Financing Lux S.a.r.l., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 5/5/28	4,828	4,839,970

RegionalCare Hospital Partners Holdings, Inc., Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 11/16/25	555	553,983

Verscend Holding Corp., Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 8/27/25	2,117	2,123,045

		$9,110,524

Hotels — 0.3%

Playa Resorts Holding B.V., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 4/29/24	$2,664	$2,605,910

		$2,605,910

28	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description	Principal Amount (000’s omitted)	Value

Insurance — 0.6%

Asurion, LLC:

Term Loan - Second Lien, 5.337%, (1 mo. USD LIBOR + 5.25%), 1/31/28	$3,620	$3,611,326

Term Loan - Second Lien, 5.337%, (1 mo. USD LIBOR + 5.25%), 1/20/29	1,926	1,920,382

		$5,531,708

Restaurant — 0.2%

IRB Holding Corp., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 12/15/27	$1,684	$1,686,113

		$1,686,113

Services — 0.8%

AlixPartners, LLP, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 2/4/28	$1,905	$1,902,249

Spin Holdco, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 3/4/28	1,527	1,533,805

SRS Distribution, Inc., Term Loan, 4.25%, (6 mo. USD LIBOR + 3.75%, Floor 0.50%), 6/2/28	2,197	2,199,965

Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 2/28/25(16)	2,338	2,426,816

		$8,062,835

Super Retail — 0.3%

PetSmart, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/11/28	$3,395	$3,404,281

		$3,404,281

Technology — 0.8%

LogMeIn, Inc., Term Loan, 4.83%, (1 mo. USD LIBOR + 4.75%), 8/31/27	$4,274	$4,273,476

RealPage, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/24/28	1,910	1,907,811

Riverbed Technology, Inc.:

Term Loan, 7.00%, (1 mo. USD LIBOR + 6.00%, Floor 1.00%), 12/31/25	1,518	1,390,556

Term Loan - Second Lien, 12.00%, (1 mo. USD LIBOR + 11.00%, Floor 1.00%), 7.50% cash, 4.50% PIK, 12/31/26	2,587	830,389

		$8,402,232

Borrower/Description	Principal Amount (000’s omitted)	Value

Telecommunications — 0.1%

Intelsat Jackson Holdings S.A., DIP Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 10/13/22(17)	$1,385	$1,392,129

		$1,392,129

Total Senior Floating-Rate Loans (identified cost $57,033,995)		$55,071,408

Miscellaneous — 1.0%
Security	Principal Amount/ Shares	Value

Cable & Satellite TV — 0.0%

ACC Claims Holdings, LLC(5)(6)	8,415,190	$0

		$0

Gaming — 1.0%

PGP Investors, LLC, Membership Interests(5)(6)(7)	15,326	$10,053,840

		$10,053,840

Services — 0.0%(9)

Hertz Corp., Escrow Certificates(5)	$502,000	$35,140

		$35,140

Total Miscellaneous (identified cost $1,496,451)		$10,088,980

Short-Term Investments — 4.4%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(18)	43,702,301	$43,702,301

Total Short-Term Investments (identified cost $43,702,301)		$43,702,301

Total Investments — 99.5% (identified cost $945,537,854)		$995,722,307

Less Unfunded Loan Commitments — (0.0)%(9)		$(230,867)

Net Investments — 99.5% (identified cost $945,306,987)		$995,491,440

Other Assets, Less Liabilities — 0.5%		$4,603,560

Net Assets — 100.0%		$1,000,095,000

29	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2021

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2021, the aggregate value of these securities is $611,401,147 or 61.1% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2021.

(3)	When-issued, variable rate security whose interest rate will be determined after October 31, 2021.

(4)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2021.

(5)	Non-income producing security.

(6)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(7)	Restricted security (see Note 5).

(8)

Shares have not been registered under the Securities Act of 1933, as amended, or any other applicable state securities laws and may only be sold in certain transactions in reliance on an exemption from registration.

(9)	Amount is less than 0.05% or (0.05)%, as applicable.

(10)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2021, the aggregate value of these securities is $14,329,386 or 1.4% of the Portfolio’s net assets.

(11)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(12)	Security converts to variable rate after the indicated fixed-rate coupon period.

(13)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(14)	When-issued security.

(15)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(16)	This Senior Loan will settle after October 31, 2021, at which time the interest rate will be determined.

(17)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2021, the total value of unfunded loan commitments is $232,022. See Note 1F for description.

(18)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	856,581	CAD	1,058,000	State Street Bank and Trust Company	1/31/22	$1,616	$—

USD	3,549,402	EUR	3,050,439	State Street Bank and Trust Company	1/31/22	15,094	—

USD	3,257,333	EUR	2,800,000	State Street Bank and Trust Company	1/31/22	13,189	—

USD	4,170,561	EUR	3,589,248	State Street Bank and Trust Company	1/31/22	11,977	—

USD	140,244	EUR	120,212	State Street Bank and Trust Company	1/31/22	964	—

USD	1,543,122	GBP	1,121,127	State Street Bank and Trust Company	1/31/22	8,459	—

						$51,299	$—

30	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Payments	Net Unrealized Appreciation

Markit CDX North America High Yield Index (CDX.NA.HY.36.V1)	$9,000	1.00% (pays quarterly)(1)	6/20/26	2.89%	$847,123	$(842,738)	$4,385

					$847,123	$(842,738)	$4,385

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2021, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $9,000,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Abbreviations:

DIP	–	Debtor In Possession

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

31	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value (identified cost, $901,604,686)	$951,789,139

Affiliated investment, at value (identified cost, $43,702,301)	43,702,301

Cash	178,211

Deposits for derivatives collateral — centrally cleared swap contracts	631,791

Foreign currency, at value (identified cost, $2,528)	2,525

Interest and dividends receivable	11,436,451

Dividends receivable from affiliated investment	1,477

Receivable for investments sold	3,033,004

Receivable for open forward foreign currency exchange contracts	51,299

Total assets	$1,010,826,198

Liabilities

Payable for investments purchased	$5,563,416

Payable for when-issued securities	4,484,000

Payable for variation margin on open centrally cleared swap contracts	19,760

Payable to affiliates:

Investment adviser fee	364,185

Trustees’ fees	3,756

Accrued expenses	296,081

Total liabilities	$10,731,198

Net Assets applicable to investors’ interest in Portfolio	$1,000,095,000

32	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest and other income	$49,043,018

Dividends (net of foreign taxes, $770)	1,003,826

Dividends from affiliated investment	22,465

Total investment income	$50,069,309

Expenses

Investment adviser fee	$4,224,498

Trustees’ fees and expenses	45,931

Custodian fee	253,503

Legal and accounting services	110,784

Miscellaneous	31,345

Total expenses	$4,666,061

Net investment income	$45,403,248

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$27,974,544

Investment transactions — affiliated investment	338

Swap contracts	63,853

Foreign currency transactions	159,179

Forward foreign currency exchange contracts	(239,642)

Net realized gain	$27,958,272

Change in unrealized appreciation (depreciation) —

Investments	$46,111,257

Swap contracts	4,385

Foreign currency	(6,907)

Forward foreign currency exchange contracts	(223,104)

Net change in unrealized appreciation (depreciation)	$45,885,631

Net realized and unrealized gain	$73,843,903

Net increase in net assets from operations	$119,247,151

33	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$45,403,248	$52,596,340

Net realized gain (loss)	27,958,272	(29,578,624)

Net change in unrealized appreciation (depreciation)	45,885,631	(15,081,758)

Net increase in net assets from operations	$119,247,151	$7,935,958

Capital transactions —

Contributions	$200,254,483	$151,186,545

Withdrawals	(269,157,903)	(298,370,453)

Net decrease in net assets from capital transactions	$(68,903,420)	$(147,183,908)

Net increase (decrease) in net assets	$50,343,731	$(139,247,950)

Net Assets

At beginning of year	$949,751,269	$1,088,999,219

At end of year	$1,000,095,000	$949,751,269

34	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2021

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2021	2020	2019	2018	2017

Ratios (as a percentage of average daily net assets):

Expenses	0.49%	0.51%	0.50%	0.48%	0.48%

Net investment income	4.78%	5.26%	5.61%	5.61%	5.61%

Portfolio Turnover	64%	67%	32%	39%	42%

Total Return	13.11%	1.69%	7.74%	0.59%	8.13%

Net assets, end of year (000’s omitted)	$1,000,095	$949,751	$1,088,999	$1,373,102	$1,764,899

35	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

High Income Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Portfolio also seeks growth of capital as a secondary investment objective. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2021, Eaton Vance High Income Opportunities Fund and Eaton Vance Floating-Rate & High Income Fund held an interest of 74.7% and 25.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

36

High Income Opportunities Portfolio

October 31, 2021

Notes to Financial Statements — continued

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2021, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

37

High Income Opportunities Portfolio

October 31, 2021

Notes to Financial Statements — continued

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.

K  Credit Default Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement with BMR in effect prior to March 1, 2021), the investment adviser fee is based upon a percentage of total daily net assets plus a percentage of total daily gross income as follows and is payable monthly:

Total Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $500 million	0.300%	3.00%

$500 million but less than $1 billion	0.275%	2.75%

$1 billion but less than $1.5 billion	0.250%	2.50%

$1.5 billion but less than $2 billion	0.225%	2.25%

$2 billion but less than $3 billion	0.200%	2.00%

$3 billion and over	0.175%	1.75%

For the year ended October 31, 2021, the Portfolio’s investment adviser fee amounted to $4,224,498 or 0.44% of the Portfolio’s average daily net assets.

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High Income Opportunities Portfolio

October 31, 2021

Notes to Financial Statements — continued

Pursuant to an investment sub-advisory agreement, BMR has delegated a portion of the investment management of the Portfolio to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR. In connection with the Transaction, BMR entered into a new sub-advisory agreement with EVAIL, which took effect on March 1, 2021. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $597,839,943 and $652,010,231, respectively, for the year ended October 31, 2021.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$947,295,852

Gross unrealized appreciation	$58,977,048

Gross unrealized depreciation	(10,833,960)

Net unrealized appreciation	$48,143,088

5  Restricted Securities

At October 31, 2021, the Portfolio owned the following securities (representing 1.8% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks

Ascent CNR Corp., Class A	4/25/16, 11/16/16	6,273,462	$0	$815,550

HF Holdings, Inc.	10/27/09	13,600	730,450	7,351,344

New Cotai Participation Corp., Class B	4/12/13	7	216,125	0

Nine Point Energy Holdings, Inc.	7/15/14, 10/21/14	31,737	1,460,743	0

Total Common Stocks			$2,407,318	$8,166,894

Convertible Preferred Stocks

Nine Point Energy Holdings, Inc., Series A, 12.00% (PIK)	5/26/17	591	$591,000	$0

Total Convertible Preferred Stocks			$591,000	$0

Miscellaneous

PGP Investors, LLC, Membership Interests	2/18/15, 4/23/18	15,326	$1,496,451	$10,053,840

Total Miscellaneous			$1,496,451	$10,053,840

Total Restricted Securities			$4,494,769	$18,220,734

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High Income Opportunities Portfolio

October 31, 2021

Notes to Financial Statements — continued

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2021 is included in the Portfolio of Investments. At October 31, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest, or to enhance total return.

Foreign Exchange Risk: The Portfolio holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2021, the Portfolio had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2021 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Credit	Swap contracts (centrally cleared)	$847,123	(1)	$—

Foreign Exchange	Forward foreign currency exchange contracts	51,299	(2)	—

Derivatives not subject to master netting or similar agreements		$847,123		$—

Total Derivatives subject to master netting or similar agreements		$51,299		$—

(1)

Only the current day’s variation margin on open centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open centrally cleared swap contracts, as applicable.

(2)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

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High Income Opportunities Portfolio

October 31, 2021

Notes to Financial Statements — continued

The Portfolio’s derivative assets at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Portfolio’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets as of October 31, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

State Street Bank and Trust Company	$51,299	$—	$—	$(51,299)	$—

	$51,299	$—	$—	$(51,299)	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2021 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Credit	Swap contracts (centrally cleared)	$63,853	$4,385

Foreign Exchange	Forward foreign currency exchange contracts	(239,642)	(223,104)

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts and Forward foreign currency exchange contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts and Forward foreign currency exchange contracts, respectively.

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2021, which are indicative of the volume of these derivative types, were approximately as follows:

Forward Foreign Currency Exchange Contracts	Swap Contracts

$25,986,000*	$3,462,000

*	The average notional amount of forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2021.

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High Income Opportunities Portfolio

October 31, 2021

Notes to Financial Statements — continued

8  Investments in Affiliated Funds

At October 31, 2021, the value of the Portfolio’s investment in affiliated funds was $43,702,301, which represents 4.4% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$9,344,574	$438,656,084	$(404,298,695)	$338	$—	$43,702,301	$22,465	43,702,301

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Asset-Backed Securities	$—	$5,971,485	$—	$5,971,485

Commercial Mortgage-Backed Securities	—	3,052,744	—	3,052,744

Common Stocks	27,717,826	5,428,920	8,166,894	41,313,640

Convertible Bonds	—	2,564,230	—	2,564,230

Convertible Preferred Stocks	3,026,895	—	0	3,026,895

Corporate Bonds	—	826,299,501	—	826,299,501

Preferred Stocks	4,631,123	—	—	4,631,123

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	54,840,541	—	54,840,541

Miscellaneous	—	35,140	10,053,840	10,088,980

Short-Term Investments	—	43,702,301	—	43,702,301

Total Investments	$35,375,844	$941,894,862	$18,220,734	$995,491,440

Forward Foreign Currency Exchange Contracts	$—	$51,299	$—	$51,299

Swap Contracts	—	847,123	—	847,123

Total	$35,375,844	$942,793,284	$18,220,734	$996,389,862

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.

42

High Income Opportunities Portfolio

October 31, 2021

Notes to Financial Statements — continued

10  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

43

High Income Opportunities Portfolio

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of High Income Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of High Income Opportunities Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2021, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

44

High Income Opportunities Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

45

Eaton Vance

High Income Opportunities Fund

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and High Income Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust and Portfolio, and his former position with EVC, which was an affiliate of the Trust and Portfolio prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

46

Eaton Vance

High Income Opportunities Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

47

Eaton Vance

High Income Opportunities Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

48

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

49

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

50

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

51

This Page Intentionally Left Blank

Investment Adviser of High Income Opportunities Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser of High Income Opportunities Portfolio and Eaton Vance High Income Opportunities Fund

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Investment Adviser and Administrator of Eaton Vance High Income Opportunities Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

446    10.31.21

Eaton Vance

Global Bond Fund

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2021

Eaton Vance

Global Bond Fund

Eaton Vance

Global Bond Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets delivered mixed results during the 12-month period ended October 31, 2021. Developed-market and emerging-market equities posted strong gains, and major high yield income indexes advanced. However, a global trend of rising interest rates negatively impacted the performance of high-quality, longer duration bonds.

The period began on a positive note, with financial markets rallying from November through December 2020. During this time, multiple pharmaceutical companies announced that their COVID-19 vaccine candidates were highly effective in late-stage clinical trials. Health officials in the U.S. and abroad subsequently approved the use of one or more of them, and mass immunization programs were underway by year-end. In addition, geopolitical uncertainties eased following the November U.S. presidential election.

The first quarter of 2021 was a volatile period for markets. Global bond yields rose sharply as investors anticipated higher rates of growth and inflation, particularly in the U.S. Yields subsequently stabilized, and returns for major asset classes were broadly positive during the second quarter of 2021. During this period, the rollout of COVID-19 vaccines accelerated in many parts of the world, local officials relaxed social-distancing restrictions, and global economic activity strengthened.

From July through October 2021, developed-market equities performed well. However, emerging-market equities posted sizeable losses, and returns across the global bond markets were generally weak. As July began, investors were still digesting the U.S. Federal Reserve’s mid-June update to its interest rate forecasts, which signaled that the central bank might start raising short-term interest rates sooner than previously indicated. Moreover, COVID-19 cases began to increase due to the spread of the Delta variant. This was particularly challenging for emerging markets that lacked the resources to control the virus.

During the same period, investors also confronted slowing economic growth in China and rising global inflation. China’s economy was affected by power outages, new regulations that hurt innovative Chinese technology companies, and growing financial stress in the country’s property sector. Pandemic-related supply-chain disruptions were an additional headwind — not only for China, but for countries worldwide since they created shortages that fueled inflation. To curb price pressures, a number of emerging-market central banks tightened their monetary policies. In contrast, major developed-market central banks held their policies steady on the view that high inflation would prove temporary.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Global Bond Fund (the Fund) returned –0.38% for Class A shares at net asset value (NAV), outperforming its primary benchmark, the Bloomberg Global Aggregate Bond Index (Unhedged) (the Index), which returned –1.24%.

During the period, holdings in Western Europe positively impacted the Fund’s returns relative to the Index. Top performers included a position in Icelandic corporate bonds and an out-of-Index allocation to Greek sovereign credit. Officials in Iceland eased coronavirus-related restrictions within the country and opened the nation’s borders to vaccinated travelers, which helped Icelandic assets. Select major ratings agencies upgraded the sovereign credit rating of Greece, reflecting the country’s progress on structural reforms.

Holdings in the Middle East & Africa region also positively impacted returns. One of the Fund’s best-performing investments was an out-of-Index position in the Egyptian pound. The Egyptian pound benefited from attractive yields on short-term instruments denominated in the pound, coupled with the central bank’s ability to maintain currency stability versus the U.S. dollar. A position in South African interest rates further boosted returns during the period.

Investments in Eastern Europe and Latin America had minimal impact on the Fund’s performance during the period. An out-of-Index allocation to the Ukrainian hryvnia was helpful in Eastern Europe, and exposure to Colombian sovereign credit aided returns in Latin America. However, other holdings offset these positive effects, including positions in the Polish zloty and Mexican interest rates.

Results in Asia and the Dollar Bloc — Canada, New Zealand, and Australia — detracted from Fund returns during the period. In Asia, a position in South Korean local interest rates weakened after the country’s central bank tightened monetary policy and signaled that additional tightening might be forthcoming. Exposure to the Singapore dollar also dampened returns. In the Dollar Bloc, an allocation to New Zealand inflation-linked bonds was unfavorable. In an effort to control inflation in the housing market, the New Zealand government broadened the central bank’s mandate to include maintaining home-price stability.

The Fund used derivatives extensively to both hedge select undesired risk exposures as well as gain select desired risk exposures. Some of the above commentary about notable drivers of performance at the country level involved the use of derivatives. The Fund’s use of derivatives broadly weighed on returns versus the Index. Specifically, the Fund’s use of currency forwards to gain exposure to select currencies around the world detracted from performance during the period. Interest rate swaps used to gain select exposures as well as hedge others also detracted from performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Bond Fund

October 31, 2021

Performance2,3

Portfolio Managers Kyle Lee, CFA, Patrick Campbell, CFA and Brian Shaw, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	06/27/2007	06/27/2007	–0.38%	3.36%	1.69%
Class A with 4.75% Maximum Sales Charge	—	—	–5.11	2.36	1.20
Class C at NAV	03/01/2011	06/27/2007	–1.09	2.64	0.98
Class C with 1% Maximum Sales Charge	—	—	–2.03	2.64	0.98
Class I at NAV	03/01/2011	06/27/2007	–0.11	3.64	1.99

Bloomberg Global Aggregate Bond Index (Unhedged)	—	—	–1.24%	2.52%	1.70%

Blended Index	—	—	–0.63	2.67	1.92

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

Gross			1.50%	2.20%	1.20%
Net			1.01	1.71	0.71

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2011	$11,025	N.A.
Class I	$250,000	10/31/2011	$304,561	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Bond Fund

October 31, 2021

Fund Profile5

Foreign Currency Exposure (% of net assets)6

Japan	12.8%

Indonesia	6.8

Serbia	6.3

Sweden	6.0

Singapore	5.4

Australia	4.5

South Korea	4.3

Egypt	4.0

China	4.0

Iceland	3.8

Ukraine	3.7

Malaysia	3.1

Poland	2.8

Hungary	2.7

Russia	2.6

Czech Republic	2.0

Euro	1.0

Other	–0.4	*

Total Long	76.2

Total Short	–0.8

Total Net	75.4

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Bond Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Global Aggregate Bond Index (Unhedged) is an unmanaged index of global investment-grade bonds denominated in the U.S. Dollar, Euro, Japanese Yen, and British Sterling. The index includes corporate bonds, government bonds, and mortgage-backed securities. FTSE World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. J.P. Morgan Emerging Markets Bond (JEMB) Hard Currency/Local Currency 50-50 Index is a blended index comprised of 50% J.P. Morgan Government Bond Index: Emerging Market Global Diversified (JPM GBI-EM GD), 25% J.P. Morgan Emerging Market Bond Index Global Diversified (JPM EMBI GD) and 25% J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (JPM CEMBI BD). J.P. Morgan Government Bond Index: Emerging Market Global Diversified (JPM GBI-EM GD) is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. J.P. Morgan Emerging Market Bond Index Global Diversified (JPM EMBI GD) is a market-cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (JPM CEMBI BD) is an unmanaged index of USD-denominated emerging market corporate bonds. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2021, J.P. Morgan Chase & Co. All rights reserved. The Blended Index consists of 85% FTSE World Government Bond Index and 15% J.P. Morgan Emerging Markets Bond (JEMB) Hard Currency/Local Currency 50-50 Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance shown prior to October 14, 2019 reflects the Fund’s former investment strategy as a locally denominated international short-term fixed income fund.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

Additional Information

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Eaton Vance

Global Bond Fund

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period* (5/1/21 – 10/31/21)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$971.20	$4.97	**	1.00%
Class C	$1,000.00	$967.80	$8.43	**	1.70%
Class I	$1,000.00	$972.50	$3.48	**	0.70%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.16	$5.09	**	1.00%
Class C	$1,000.00	$1,016.64	$8.64	**	1.70%
Class I	$1,000.00	$1,021.68	$3.57	**	0.70%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Global Bond Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Investment in International Income Portfolio, at value (identified cost, $58,249,328)	$58,093,768

Receivable for Fund shares sold	28,426

Receivable from affiliate	6,215

Total assets	$58,128,409

Liabilities

Payable for Fund shares redeemed	$91,279

Payable to affiliates:

Distribution and service fees	7,134

Trustees’ fees	43

Accrued expenses	60,063

Total liabilities	$158,519

Net Assets	$57,969,890

Sources of Net Assets

Paid-in capital	$94,086,117

Accumulated loss	(36,116,227)

Total	$57,969,890

Class A Shares

Net Assets	$20,539,180

Shares Outstanding	2,580,279

Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.96

Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$8.36

Class C Shares

Net Assets	$2,114,856

Shares Outstanding	265,674

Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$7.96

Class I Shares

Net Assets	$35,315,854

Shares Outstanding	4,451,392

Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.93

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest allocated from Portfolio (net of foreign taxes, $100,458)	$1,528,618

Dividends allocated from Portfolio	2,326

Expenses, excluding interest expense, allocated from Portfolio	(417,312)

Interest expense allocated from Portfolio	(3,420)

Total investment income	$1,110,212

Expenses

Distribution and service fees

Class A	$61,486

Class C	35,045

Trustees’ fees and expenses	500

Custodian fee	21,253

Transfer and dividend disbursing agent fees	48,397

Legal and accounting services	27,351

Printing and postage	26,410

Registration fees	49,966

Miscellaneous	10,227

Total expenses	$280,635

Deduct —

Allocation of expenses to affiliate	$182,775

Total expense reductions	$182,775

Net expenses	$97,860

Net investment income	$1,012,352

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $7,888)	$(33,123)

Financial futures contracts	43,676

Swap contracts	530,810

Foreign currency transactions	(17,501)

Forward foreign currency exchange contracts	(103,789)

Non-deliverable bond forward contracts	(187,545)

Net realized gain	$232,528

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gain taxes of $2,377)	$(184,449)

Financial futures contracts	36,307

Swap contracts	(609,038)

Foreign currency	28,839

Forward foreign currency exchange contracts	(742,178)

Non-deliverable bond forward contracts	(13,257)

Net change in unrealized appreciation (depreciation)	$(1,483,776)

Net realized and unrealized loss	$(1,251,248)

Net decrease in net assets from operations	$(238,896)

8	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$1,012,352	$1,475,428

Net realized gain	232,528	1,038,725

Net change in unrealized appreciation (depreciation)	(1,483,776)	703,404

Net increase (decrease) in net assets from operations	$(238,896)	$3,217,557

Distributions to shareholders —

Class A	$(338,341)	$(784,894)

Class C	(64,543)	(295,747)

Class I	(628,192)	(1,869,130)

Total distributions to shareholders	$(1,031,076)	$(2,949,771)

Tax return of capital to shareholders —

Class A	$(786,092)	$(328,310)

Class C	(101,321)	(115,699)

Class I	(1,425,879)	(720,296)

Total tax return of capital to shareholders	$(2,313,292)	$(1,164,305)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$3,730,168	$3,608,276

Class C	396,685	325,798

Class I	11,674,860	10,204,725

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,044,743	1,073,366

Class C	148,164	307,018

Class I	2,044,729	2,438,057

Cost of shares redeemed

Class A	(3,451,302)	(5,090,634)

Class C	(1,345,393)	(4,665,893)

Class I	(9,814,092)	(34,825,264)

Net asset value of shares converted

Class A	2,151,692	244,117

Class C	(2,151,692)	(244,117)

Net increase (decrease) in net assets from Fund share transactions	$4,428,562	$(26,624,551)

Net increase (decrease) in net assets	$845,298	$(27,521,070)

Net Assets

At beginning of year	$57,124,592	$84,645,662

At end of year	$57,969,890	$57,124,592

9	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2021

Financial Highlights

	Class A
	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value — Beginning of year	$8.440		$8.510		$8.500		$9.130		$8.770

Income (Loss) From Operations

Net investment income(1)	$0.132		$0.176		$0.295		$0.315		$0.246

Net realized and unrealized gain (loss)	(0.150)		0.292		0.174		(0.539)		0.520

Total income (loss) from operations	$(0.018)		$0.468		$0.469		$(0.224)		$0.766

Less Distributions

From net investment income	$(0.146)		$(0.378)		$(0.459)		$(0.052)		$(0.406)

Tax return of capital	(0.316)		(0.160)		—		(0.354)		—

Total distributions	$(0.462)		$(0.538)		$(0.459)		$(0.406)		$(0.406)

Net asset value — End of year	$7.960		$8.440		$8.510		$8.500		$9.130

Total Return(2)(3)	(0.38)%		5.72%		5.62%		(2.58)%		8.89%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$20,539		$18,354		$18,677		$19,483		$22,136

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	1.01	%(5)	1.01	%(5)	1.11	%(5)	1.11	%(5)	1.10%

Net investment income	1.57%		2.09%		3.43%		3.51%		2.74%

Portfolio Turnover of the Portfolio	102	%(6)	88	%(6)	92%		23%		29%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.49%, 0.49%, 0.40%, 0.34% and 0.37% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Includes interest expense of 0.01% of average daily net assets for each of the years ended October 31, 2021, 2020, 2019 and 2018.

(6)	Includes the effect of To-Be-Announced (TBA) transactions.

10	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2021

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value — Beginning of year	$8.440		$8.510		$8.500		$9.130		$8.770

Income (Loss) From Operations

Net investment income(1)	$0.068		$0.123		$0.237		$0.252		$0.183

Net realized and unrealized gain (loss)	(0.146)		0.286		0.171		(0.539)		0.520

Total income (loss) from operations	$(0.078)		$0.409		$0.408		$(0.287)		$0.703

Less Distributions

From net investment income	$(0.127)		$(0.336)		$(0.398)		$(0.044)		$(0.343)

Tax return of capital	(0.275)		(0.143)		—		(0.299)		—

Total distributions	$(0.402)		$(0.479)		$(0.398)		$(0.343)		$(0.343)

Net asset value — End of year	$7.960		$8.440		$8.510		$8.500		$9.130

Total Return(2)(3)	(1.09)%		4.98%		4.88%		(3.26)%		8.13%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,115		$5,173		$9,517		$14,107		$16,664

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	1.71	%(5)	1.71	%(5)	1.81	%(5)	1.81	%(5)	1.80%

Net investment income	0.80%		1.47%		2.76%		2.81%		2.03%

Portfolio Turnover of the Portfolio	102	%(6)	88	%(6)	92%		23%		29%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.49%, 0.49%, 0.40%, 0.34% and 0.37% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Includes interest expense of 0.01% of average daily net assets for each of the years ended October 31, 2021, 2020, 2019 and 2018.

(6)	Includes the effect of To-Be-Announced (TBA) transactions.

11	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2021

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value — Beginning of year	$8.410		$8.480		$8.480		$9.100		$8.750

Income (Loss) From Operations

Net investment income(1)	$0.156		$0.213		$0.319		$0.341		$0.272

Net realized and unrealized gain (loss)	(0.151)		0.279		0.164		(0.529)		0.510

Total income (loss) from operations	$0.005		$0.492		$0.483		$(0.188)		$0.782

Less Distributions

From net investment income	$(0.152)		$(0.395)		$(0.483)		$(0.056)		$(0.432)

Tax return of capital	(0.333)		(0.167)		—		(0.376)		—

Total distributions	$(0.485)		$(0.562)		$(0.483)		$(0.432)		$(0.432)

Net asset value — End of year	$7.930		$8.410		$8.480		$8.480		$9.100

Total Return(2)(3)	(0.11)%		6.04%		5.82%		(2.19)%		9.11%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$35,316		$33,597		$56,451		$62,225		$64,381

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	0.71	%(5)	0.71	%(5)	0.81	%(5)	0.81	%(5)	0.80%

Net investment income	1.86%		2.54%		3.73%		3.81%		3.02%

Portfolio Turnover of the Portfolio	102	%(6)	88	%(6)	92%		23%		29%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.49%, 0.49%, 0.40%, 0.34% and 0.37% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Includes interest expense of 0.01% of average daily net assets for each of the years ended October 31, 2021, 2020, 2019 and 2018.

(6)	Includes the effect of To-Be-Announced (TBA) transactions.

12	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Bond Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in International Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S.

13

Eaton Vance

Global Bond Fund

October 31, 2021

Notes to Financial Statements — continued

GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$1,031,076	$2,949,771

Tax return of capital	$2,313,292	$1,164,305

During the year ended October 31, 2021, accumulated loss was decreased by $108,363 and paid-in capital was decreased by $108,363 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(33,360,431)

Net unrealized depreciation	(2,755,796)

Accumulated loss	$(36,116,227)

At October 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $33,360,431 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2021, $11,868,172 are short-term and $21,492,259 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. The Fund’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Fund’s investment advisory agreement and related fee reduction agreement with EVM in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.500%

$1 billion but less than $2.5 billion	0.475%

$2.5 billion but less than $5 billion	0.455%

$5 billion and over	0.440%

For the year ended October 31, 2021, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.00%, 1.70% and 0.70% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2022. Pursuant to this agreement, EVM was allocated $182,775 of the Fund’s operating expenses for the year ended October 31, 2021.

14

Eaton Vance

Global Bond Fund

October 31, 2021

Notes to Financial Statements — continued

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2021, EVM earned $3,021 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $493 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2021. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM and EVD, also received a portion of the sales charge on sales of Class A shares from March 1, 2021 to October 31, 2021 in the amount of $125. EVD also received distribution and service fees from Class A and Class C shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2021 amounted to $61,486 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2021, the Fund paid or accrued to EVD $26,284 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2021 amounted to $8,761 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2021, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $8,877,399 and $7,801,173, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2021	2020

Sales	437,614	426,434

Issued to shareholders electing to receive payments of distributions in Fund shares	124,272	127,840

Redemptions	(409,469)	(604,996)

Converted from Class C shares	253,923	29,094

Net increase (decrease)	406,340	(21,628)

15

Eaton Vance

Global Bond Fund

October 31, 2021

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2021	2020

Sales	46,277	38,434

Issued to shareholders electing to receive payments of distributions in Fund shares	17,461	36,584

Redemptions	(156,770)	(552,039)

Converted to Class A shares	(254,027)	(29,095)

Net decrease	(347,059)	(506,116)

	Year Ended October 31,
Class I	2021	2020

Sales	1,383,572	1,211,411

Issued to shareholders electing to receive payments of distributions in Fund shares	243,869	291,281

Redemptions	(1,168,674)	(4,168,097)

Net increase (decrease)	458,767	(2,665,405)

16

Eaton Vance

Global Bond Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Bond Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

17

Eaton Vance

Global Bond Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding 163(j) interest dividends and the foreign tax credit.

163(j) Interest Dividends.  For the fiscal year ended October 31, 2021, the Fund designates 100% of distributions from net investment income as a 163(j) interest dividend.

Foreign Tax Credit.  For the fiscal year ended October 31, 2021, the Fund paid foreign taxes of $108,346 and recognized foreign source income of $2,042,373.

18

International Income Portfolio

October 31, 2021

Portfolio of Investments

Foreign Corporate Bonds — 3.6%
Security		Principal Amount (000’s omitted)	Value

Iceland — 3.6%

Arion Banki HF, 6.00%, 4/12/24 (1)	ISK	100,000	$812,955

Islandsbanki HF, 6.40%, 10/26/23	ISK	40,000	325,444

Landsbankinn HF, 5.00%, 11/23/23 (1)	ISK	120,000	954,784

Total Iceland			$2,093,183

Total Foreign Corporate Bonds (identified cost $2,163,018)			$2,093,183

Sovereign Government Bonds — 49.9%

Australia — 6.6%

Australian Capital Territory, 1.25%, 5/22/25 (1)	AUD	2,350	$1,752,421

New South Wales Treasury Corp., 4.00%, 5/20/26 (1)	AUD	2,500	2,069,533

Total Australia			$3,821,954

China — 4.8%

China Development Bank, 3.30%, 3/3/26	CNY	17,750	$2,799,509

Total China			$2,799,509

Egypt — 2.5%

Arab Republic of Egypt, 8.875%, 5/29/50 (1)	USD	600	$567,123

Egypt Government Bond, 14.483%, 4/6/26	EGP	14,034	903,118

Total Egypt			$1,470,241

Iceland — 0.1%

Republic of Iceland, 5.00%, 11/15/28	ISK	3,916	$32,135

Total Iceland			$32,135

India — 1.6%

Export-Import Bank of India, 2.25%, 1/13/31 (1)	USD	1,000	$935,471

Total India			$935,471

Indonesia — 7.5%

Indonesia Government Bond:

6.50%, 2/15/31	IDR	12,100,000	$875,419

7.00%, 9/15/30	IDR	20,324,000	1,512,017

7.50%, 6/15/35	IDR	20,754,000	1,552,064

Indonesia Government International Bond, 3.85%, 10/15/30	USD	375	417,738

Total Indonesia			$4,357,238

Security		Principal Amount (000’s omitted)	Value

Ivory Coast — 0.7%

Ivory Coast Government International Bond, 6.625%, 3/22/48 (1)	EUR	350	$404,582

Total Ivory Coast			$404,582

Malaysia — 3.0%

Malaysia Government Bond, 3.726%, 3/31/26	MYR	7,000	$1,732,974

Total Malaysia			$1,732,974

Mongolia — 0.4%

Mongolia Government International Bond, 5.125%, 4/7/26 (1)	USD	200	$207,862

Total Mongolia			$207,862

New Zealand — 4.3%

New Zealand Government Bond:

2.75%, 5/15/51	NZD	420	$286,310

3.00%, 9/20/30(1)(2)	NZD	2,502	2,197,993

Total New Zealand			$2,484,303

Philippines — 1.3%

Republic of the Philippines, 6.25%, 1/14/36	PHP	34,000	$787,581

Total Philippines			$787,581

Romania — 0.8%

Romania Government International Bond, 3.375%, 1/28/50 (1)	EUR	405	$456,768

Total Romania			$456,768

Serbia — 6.1%

Serbia Treasury Bond, 5.875%, 2/8/28	RSD	316,610	$3,530,694

Total Serbia			$3,530,694

South Africa — 3.4%

Republic of South Africa, 10.50%, 12/21/26	ZAR	27,560	$1,978,366

Total South Africa			$1,978,366

South Korea — 3.4%

Korea Treasury Bond, 4.00%, 12/10/31	KRW	2,096,500	$2,008,624

Total South Korea			$2,008,624

19	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Ukraine — 3.4%

Ukraine Government International Bond, 15.84%, 2/26/25	UAH	47,635	$1,963,872

Total Ukraine			$1,963,872

Total Sovereign Government Bonds (identified cost $28,700,067)			$28,972,174

U.S. Government Agency Mortgage-Backed Securities — 0.3%
Security		Principal Amount	Value

Federal National Mortgage Association:

3.971%, (COF + 1.78%) with maturity at 2035(3)		$170,597	$181,823

			$181,823

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $170,628)			$181,823

Short-Term Investments — 36.4%

Sovereign Government Securities — 2.4%
Security		Principal Amount (000’s omitted)	Value

Egypt — 2.4%

Egypt Treasury Bill:

0.00%, 12/28/21	EGP	14,800	$928,403

0.00%, 1/11/22	EGP	7,775	484,225

Total Egypt			$1,412,628

Total Sovereign Government Securities (identified cost $1,407,318)			$1,412,628

U.S. Treasury Obligations — 33.9%
Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill:

0.00%, 11/04/21		$6,000	$5,999,985

0.00%, 12/02/21(5)		7,400	7,399,634

0.00%, 1/06/22		6,300	6,299,276

Total U.S. Treasury Obligations (identified cost $19,699,260)			$19,698,895

Affiliated Fund — 0.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(6)	54,663	$54,663

Total Affiliated Fund (identified cost $54,663)		$54,663

Total Short-Term Investments (identified cost $21,161,241)		$21,166,186

Total Purchased Options — 0.0%(4) (identified cost $32,900)		$9,712

Total Investments — 90.2% (identified cost $52,227,854)		$52,423,078

Other Assets, Less Liabilities — 9.8%		$5,679,324

Net Assets — 100.0%		$58,102,402

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2021, the aggregate value of these securities is $10,359,492 or 17.8% of the Portfolio’s net assets.

(2)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(3)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2021.

(4)	Amount is less than 0.05%.

(5)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(6)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

20	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Purchased Call Options — 0.0%(4)

Description	Counterparty	Notional Amount		Spread	Expiration Date	Value

2-year 10 Constant Maturity Swap Curve Cap	Bank of America, N.A.	USD	23,500,000	1.09%	1/4/23	$9,712

Total						$9,712

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

IDR	17,507,000,000	USD	1,224,163	11/2/21	$11,553

IDR	2,543,096,100	USD	177,645	11/2/21	1,857

IDR	1,500,600,000	USD	104,851	11/2/21	1,068

IDR	747,100,000	USD	52,240	11/2/21	493

IDR	12,890,645,625	USD	909,650	11/2/21	225

IDR	8,660,050,475	USD	611,111	11/2/21	151

IDR	108,507,199	USD	7,580	11/2/21	79

IDR	64,000,000	USD	4,472	11/2/21	46

IDR	919,607,199	USD	64,894	11/2/21	16

USD	915,789	IDR	12,890,645,625	11/2/21	5,915

USD	4,516	IDR	64,000,000	11/2/21	(1)

USD	7,657	IDR	108,507,199	11/2/21	(2)

USD	52,720	IDR	747,100,000	11/2/21	(13)

USD	105,892	IDR	1,500,600,000	11/2/21	(26)

USD	179,458	IDR	2,543,096,100	11/2/21	(44)

USD	64,830	IDR	919,607,199	11/2/21	(80)

USD	1,235,410	IDR	17,507,000,000	11/2/21	(305)

USD	610,508	IDR	8,660,050,475	11/2/21	(754)

USD	173,762	NZD	250,000	11/4/21	(5,384)

USD	293,379	NZD	422,101	11/4/21	(9,091)

USD	853,683	PHP	43,000,000	11/4/21	859

AUD	4,852,801	USD	3,545,845	11/12/21	104,837

AUD	1,319,448	USD	964,094	11/12/21	28,505

USD	873,072	AUD	1,194,876	11/12/21	(25,814)

USD	4,903,645	AUD	6,711,071	11/12/21	(144,982)

NZD	1,079,279	USD	762,996	11/22/21	10,209

USD	1,051,194	NZD	1,486,942	11/22/21	(14,065)

SEK	4,950,000	USD	566,767	11/29/21	9,740

EUR	201,730	USD	238,795	12/15/21	(5,353)

EUR	212,258	USD	251,257	12/15/21	(5,633)

EUR	367,641	USD	435,190	12/15/21	(9,756)

EUR	23,503,427	USD	27,821,828	12/15/21	(623,709)

RUB	107,000,000	USD	1,486,873	12/15/21	8,445

USD	4,616,566	EUR	3,900,000	12/15/21	103,494

USD	3,734,569	EUR	3,154,903	12/15/21	83,721

21	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	2,798,938	EUR	2,364,497	12/15/21	$62,746

USD	2,462,729	EUR	2,080,473	12/15/21	55,209

USD	2,203,576	EUR	1,861,545	12/15/21	49,400

USD	1,250,737	EUR	1,056,602	12/15/21	28,039

USD	918,271	EUR	775,740	12/15/21	20,586

USD	912,535	EUR	770,895	12/15/21	20,457

USD	751,284	EUR	634,672	12/15/21	16,842

USD	4,085,040	EUR	3,530,000	12/15/21	131

USD	879,350	ZAR	13,418,611	12/22/21	6,360

USD	1,138,943	ZAR	17,334,150	1/6/22	13,432

SEK	24,900,000	USD	2,848,156	1/13/22	54,703

IDR	919,607,199	USD	64,362	1/18/22	(242)

IDR	8,660,050,475	USD	606,107	1/18/22	(2,282)

USD	779,405	IDR	11,059,755,300	1/21/22	8,518

KRW	556,618,900	USD	474,023	1/24/22	(968)

JPY	869,816,581	USD	7,660,815	1/27/22	(20,897)

NZD	364,515	USD	260,217	1/27/22	598

USD	2,180,672	NZD	3,054,719	1/27/22	(5,010)

					$(166,177)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	522,778	PLN	2,400,000	UBS AG	11/4/21	$2,808	$—

PLN	1,805,457	EUR	395,599	Bank of America, N.A.	11/4/21	—	(4,803)

PLN	1,155,493	EUR	253,325	Standard Chartered Bank	11/4/21	—	(3,237)

PLN	1,505,953	EUR	330,100	Standard Chartered Bank	11/4/21	—	(4,153)

PLN	2,166,549	EUR	474,672	Standard Chartered Bank	11/4/21	—	(5,709)

PLN	2,166,548	EUR	475,078	Standard Chartered Bank	11/4/21	—	(6,178)

EUR	74,848	USD	86,559	Standard Chartered Bank	11/5/21	—	(30)

EUR	77,652	USD	90,006	Standard Chartered Bank	11/5/21	—	(235)

EUR	83,409	USD	96,735	Standard Chartered Bank	11/5/21	—	(308)

EUR	45,755	USD	53,253	Standard Chartered Bank	11/5/21	—	(357)

EUR	93,482	USD	108,962	Standard Chartered Bank	11/5/21	—	(890)

USD	1,469,995	EUR	1,265,000	Goldman Sachs International	11/5/21	7,570	—

CNH	20,000,000	USD	3,073,727	Bank of America, N.A.	11/10/21	45,791	—

USD	2,762,555	CNH	17,975,281	Bank of America, N.A.	11/10/21	—	(41,155)

USD	886,578	CNH	5,800,000	State Street Bank and Trust Company	11/10/21	—	(18,082)

CZK	26,000,000	EUR	1,021,694	Deutsche Bank AG	11/18/21	—	(11,332)

HUF	53,740,995	EUR	152,465	Citibank, N.A.	11/24/21	—	(3,843)

HUF	53,740,995	EUR	152,566	Citibank, N.A.	11/24/21	—	(3,961)

HUF	62,596,698	EUR	177,765	Citibank, N.A.	11/24/21	—	(4,680)

22	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

HUF	53,740,996	EUR	152,525	Goldman Sachs International	11/24/21	$—	$(3,913)

HUF	62,697,828	EUR	177,699	Goldman Sachs International	11/24/21	—	(4,279)

HUF	6,500,000	EUR	17,732	Citibank, N.A.	11/29/21	347	—

HUF	6,900,000	EUR	18,882	Citibank, N.A.	11/29/21	300	—

HUF	50,980,000	EUR	139,533	Standard Chartered Bank	11/29/21	2,192	—

HUF	13,990,000	EUR	38,328	Standard Chartered Bank	11/29/21	558	—

HUF	27,064,517	EUR	77,145	Citibank, N.A.	11/30/21	—	(2,391)

HUF	27,064,517	EUR	77,175	Goldman Sachs International	11/30/21	—	(2,427)

HUF	24,240,966	EUR	69,130	Standard Chartered Bank	11/30/21	—	(2,180)

HUF	45,742,488	EUR	126,607	Citibank, N.A.	1/3/22	7	—

SGD	4,670,000	USD	3,463,146	BNP Paribas	1/31/22	—	(1,337)

USD	504,270	SGD	680,000	BNP Paribas	1/31/22	195	—

						$59,768	$(125,480)

Non-deliverable Bond Forward Contracts*

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Depreciation

11/23/21	COP	1,056,780	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	$280,630	$(5,975)

11/24/21	COP	972,810	Republic of Colombia, 6.00%, 4/28/28	Bank of America, N.A.	258,332	(5,648)

11/25/21	COP	309,900	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	82,295	(547)

11/26/21	COP	303,665	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	80,639	(1,089)

12/2/21	COP	1,056,780	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	280,630	—

1/3/22	COP	303,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	80,462	—

						$(13,259)

*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation

Interest Rate Futures

Euro-Buxl	(3)	Short	12/8/21	$(724,743)	$3,052

U.S. 5-Year Treasury Note	(2)	Short	12/31/21	(243,500)	3,484

U.S. 10-Year Treasury Note	(12)	Short	12/21/21	(1,568,437)	31,065

U.S. Long Treasury Bond	(1)	Short	12/21/21	(160,844)	2,445

					$40,046

23	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Inflation Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	200	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	$(6,464)

EUR	300	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	(9,255)

EUR	300	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	(9,255)

EUR	200	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	12,685

EUR	300	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	19,027

EUR	300	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	18,814

USD	400	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	10,310

USD	400	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	10,310

USD	500	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	12,887

USD	400	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	(20,403)

USD	400	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	(20,659)

USD	400	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	(20,403)

							$(2,406)

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

HICP	–	Harmonised Indices of Consumer Prices

24	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	5,838	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.42% (pays upon termination)	1/3/22	$6,864	$—	$6,864

BRL	46,281	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.44% (pays upon termination)	1/3/22	52,055	—	52,055

BRL	52,136	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.08% (pays upon termination)	1/3/22	(96,433)	—	(96,433)

CNY	24,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.76% (pays quarterly)	6/1/26	23,458	—	23,458

COP	1,017,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	16,977	—	16,977

COP	2,054,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	34,333	—	34,333

COP	480,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.48% (pays quarterly)	3/31/26	7,495	—	7,495

COP	514,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.56% (pays quarterly)	4/6/26	7,653	—	7,653

COP	129,500	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.83% (pays quarterly)	3/26/28	2,614	—	2,614

COP	181,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	3,688	—	3,688

COP	202,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	4,107	—	4,107

GBP	2,200	Receives	1-day Sterling Overnight Index Average (pays annually)	0.87% (pays annually)	10/15/26	25,926	(67)	25,859

KRW	2,892,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.77% (pays quarterly)	10/5/23	(14,194)	—	(14,194)

KRW	4,556,500	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.75% (pays quarterly)	10/5/23	(22,790)	—	(22,790)

KRW	6,626,500	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.75% (pays quarterly)	10/5/23	(33,193)	—	(33,193)

MXN	27,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.11% (pays monthly)	5/5/25	(97,414)	—	(97,414)

25	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

MXN	17,600	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.72% (pays monthly)	9/14/26	$28,691	$—	$28,691

MXN	24,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.70% (pays monthly)	10/3/29	(62,959)	—	(62,959)

THB	70,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.37% (pays semi-annually)	10/17/29	(41,899)	—	(41,899)

USD	200	Receives	3-month USD-LIBOR (pays quarterly)	0.92% (pays semi-annually)	6/30/50	37,453	—	37,453

ZAR	12,600	Receives	3-month ZAR JIBAR (pays quarterly)	6.38% (pays quarterly)	12/15/26	21,205	—	21,205

Total						$(96,363)	$(67)	$(96,430)

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation

Citibank, N.A.	MYR	4,700	Receives	3-month MYR KLIBOR (pays quarterly)	2.93% (pays quarterly)	10/12/26	$6,651
JPMorgan Chase Bank, N.A.	RUB	36,300	Receives	3-month Moscow Prime Offered Rate (pays quarterly)	8.73% (pays annually)	12/15/26	3,689

Total							$10,340

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Depreciation

Brazil	$2,605	1.00% (pays quarterly)(1)	12/20/26	2.45%	$(178,308)	$155,724	$(22,584)

Brazil	651	1.00% (pays quarterly)(1)	12/20/26	0.89	4,381	(7,977)	(3,596)

Colombia	689	1.00% (pays quarterly)(1)	12/20/26	1.62	(20,116)	13,951	(6,165)

Greece	2,920	1.00% (pays quarterly)(1)	12/20/26	0.87	22,505	(28,853)	(6,348)

26	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Sell Protection (continued)

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Depreciation

Mexico	$689	1.00% (pays quarterly)(1)	12/20/26	1.03%	$(385)	$(1,706)	$(2,091)

Total	$7,554				$(171,923)	$131,139	$(40,784)

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Vietnam	Barclays Bank PLC	$700	1.00% (pays quarterly)(1)	12/20/26	1.03%	$ (383)	$(859)	$(1,242)

Vietnam	Goldman Sachs International	300	1.00% (pays quarterly)(1)	6/20/24	0.57	3,738	(2,361)	1,377

Vietnam	Goldman Sachs International	200	1.00% (pays quarterly)(1)	12/20/26	1.03	(104)	(320)	(424)

Total		$1,200				$3,251	$(3,540)	$(289)

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2021, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $8,754,000.

**

The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

27	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Abbreviations:

COF	–	Cost of Funds 11th District

Currency Abbreviations:

AUD	–	Australian Dollar

BRL	–	Brazilian Real

CNH	–	Yuan Renminbi Offshore

CNY	–	Yuan Renminbi

COP	–	Colombian Peso

CZK	–	Czech Koruna

EGP	–	Egyptian Pound

EUR	–	Euro

GBP	–	British Pound Sterling

HUF	–	Hungarian Forint

IDR	–	Indonesian Rupiah

ISK	–	Icelandic Krona

JPY	–	Japanese Yen

KRW	–	South Korean Won

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

NZD	–	New Zealand Dollar

PHP	–	Philippine Peso

PLN	–	Polish Zloty

RSD	–	Serbian Dinar

RUB	–	Russian Ruble

SEK	–	Swedish Krona

SGD	–	Singapore Dollar

THB	–	Thai Baht

UAH	–	Ukrainian Hryvnia

USD	–	United States Dollar

ZAR	–	South African Rand

28	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value (identified cost, $52,173,191)	$52,368,415

Affiliated investment, at value (identified cost, $54,663)	54,663

Cash	13,121

Deposits for derivatives collateral —

Financial futures contracts	46,223

Centrally cleared derivatives	3,440,427

Foreign currency, at value (identified cost, $787,798)	825,263

Interest receivable	576,614

Dividends receivable from affiliated investment	41

Receivable for investments sold	1,197,803

Receivable for variation margin on open financial futures contracts	293

Receivable for open forward foreign currency exchange contracts	59,768

Receivable for open swap contracts	11,717

Upfront payments on open non-centrally cleared swap contracts	3,540

Receivable from affiliate	7,974

Total assets	$58,605,862

Liabilities

Payable for investments purchased	$30,901

Payable for variation margin on open centrally cleared derivatives	105,963

Payable for open forward foreign currency exchange contracts	125,480

Payable for open swap contracts	1,666

Payable for closed swap contracts	11,456

Payable for open non-deliverable bond forward contracts	13,259

Payable to affiliates:

Investment adviser fee	24,898

Trustees’ fees	281

Accrued foreign capital gains taxes	7,888

Accrued expenses	181,668

Total liabilities	$503,460

Net Assets applicable to investors’ interest in Portfolio	$58,102,402

29	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest (net of foreign taxes, $100,473)	$1,528,846

Dividends from affiliated investment	2,326

Total investment income	$1,531,172

Expenses

Investment adviser fee	$298,124

Trustees’ fees and expenses	3,368

Custodian fee	142,738

Legal and accounting services	74,857

Interest expense	3,420

Miscellaneous	9,909

Total expenses	$532,416

Deduct —

Allocation of expenses to affiliate	$111,622

Total expense reductions	$111,622

Net expenses	$420,794

Net investment income	$1,110,378

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $7,890)	$(33,120)

Investment transactions — affiliated investment	(9)

Financial futures contracts	43,682

Swap contracts	530,885

Foreign currency transactions	(17,502)

Forward foreign currency exchange contracts	(103,803)

Non-deliverable bond forward contracts	(187,570)

Net realized gain	$232,563

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $2,377)	$(184,544)

Financial futures contracts	36,312

Swap contracts	(609,058)

Foreign currency	28,847

Forward foreign currency exchange contracts	(742,289)

Non-deliverable bond forward contracts	(13,259)

Net change in unrealized appreciation (depreciation)	$(1,483,991)

Net realized and unrealized loss	$(1,251,428)

Net decrease in net assets from operations	$(141,050)

30	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$1,110,378	$1,600,727

Net realized gain	232,563	1,038,904

Net change in unrealized appreciation (depreciation)	(1,483,991)	703,531

Net increase (decrease) in net assets from operations	$(141,050)	$3,343,162

Capital transactions —

Contributions	$8,877,399	$4,269,625

Withdrawals	(7,801,173)	(35,089,833)

Net increase (decrease) in net assets from capital transactions	$1,076,226	$(30,820,208)

Net increase (decrease) in net assets	$935,176	$(27,477,046)

Net Assets

At beginning of year	$57,167,226	$84,644,272

At end of year	$58,102,402	$57,167,226

31	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2021		2020		2019		2018		2017

Ratios (as a percentage of average daily net assets):

Expenses	0.71	%(1)(2)	0.71	%(1)(2)	0.81	%(1)(2)	0.81	%(1)(2)	0.80	%(2)

Net investment income	1.86%		2.48%		3.73%		3.81%		3.02%

Portfolio Turnover	102	%(3)	88	%(3)	92%		23%		29%

Total Return	(0.08	)%(2)	6.04	%(2)	5.92	%(2)	(2.28	)%(2)	9.09	%(2)

Net assets, end of year (000’s omitted)	$58,102		$57,167		$84,644		$95,163		$102,912

(1)	Includes interest expense of 0.01% of average daily net assets for each of the years ended October 31, 2021, 2020, 2019 and 2018.

(2)

The investment adviser reimbursed certain operating expenses (equal to 0.19%, 0.16%, 0.09%, 0.11% and 0.13% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes the effect of To-Be-Announced (TBA) transactions.

32	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

International Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2021, Eaton Vance Global Bond Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on

33

International Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio

34

International Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

K  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

L  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.

M  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

N  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Portfolio will realize a gain or loss on investments based on the price established when the Portfolio entered into the commitment.

35

International Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Portfolio’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement and related fee reduction agreement with BMR in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.500%

$1 billion but less than $2.5 billion	0.475%

$2.5 billion but less than $5 billion	0.455%

$5 billion and over	0.440%

For the year ended October 31, 2021, the Portfolio’s investment adviser fee amounted to $298,124 or 0.500% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $111,622 of the Portfolio’s operating expenses for the year ended October 31, 2021. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and TBA transactions, for the year ended October 31, 2021 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$23,638,850	$19,620,566

U.S. Government and Agency Securities	9,280,078	12,359,365

	$32,918,928	$31,979,931

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$53,271,743

Gross unrealized appreciation	$448,691

Gross unrealized depreciation	(1,245,852)

Net unrealized depreciation	$(797,161)
5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these

36

International Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2021 is included in the Portfolio of Investments. At October 31, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps, inflation swaps and options contracts to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $139,226. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $180,091 at October 31, 2021.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

37

International Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2021 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$—	$9,712	$9,712

Not applicable	26,886 *	708,234 *	396,598 *	1,131,718

Receivable for open forward foreign currency exchange contracts	—	59,768	—	59,768

Receivable for open swap contracts; Upfront payments on open non-centrally cleared swap contracts	3,738	—	10,340	14,078

Total Asset Derivatives	$30,624	$768,002	$416,650	$1,215,276

Derivatives not subject to master netting or similar agreements	$26,886	$708,234	$396,598	$1,131,718

Total Asset Derivatives subject to master netting or similar agreements	$3,738	$59,768	$20,052	$83,558

	Credit	Foreign Exchange	Interest Rate	Total

Not applicable	$(198,809)*	$(874,411)*	$(455,321)*	$(1,528,541)

Payable for open forward foreign currency exchange contracts	—	(125,480)	—	(125,480)

Payable for open swap contracts; Upfront payments on open non-centrally cleared swap contracts	(487)	—	—	(487)

Payable for open non-deliverable bond forward contracts	—	—	(13,259)	(13,259)

Total Liability Derivatives	$(199,296)	$(999,891)	$(468,580)	$(1,667,767)

Derivatives not subject to master netting or similar agreements	$(198,809)	$(874,411)	$(455,321)	$(1,528,541)

Total Liability Derivatives subject to master netting or similar agreements	$(487)	$(125,480)	$(13,259)	$(139,226)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$55,503	$(55,503)	$—	$—	$—

BNP Paribas	195	(195)	—	—	—

Citibank, N.A.	7,305	(7,305)	—	—	—

Goldman Sachs International	11,308	(11,270)	—	—	38

JPMorgan Chase Bank, N.A.	3,689	—	—	—	3,689

Standard Chartered Bank	2,750	(2,750)	—	—	—

UBS AG	2,808	—	—	—	2,808

	$83,558	$(77,023)	$—	$—	$6,535

38

International Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(58,670)	$55,503	$—	$—	$(3,167)

Barclays Bank PLC	(383)	—	—	—	(383)

BNP Paribas	(1,337)	195	—	—	(1,142)

Citibank, N.A.	(14,875)	7,305	7,570	—	—

Deutsche Bank AG	(11,332)	—	—	—	(11,332)

Goldman Sachs International	(11,270)	11,270	—	—	—

Standard Chartered Bank	(23,277)	2,750	—	—	(20,527)

State Street Bank and Trust Company	(18,082)	—	—	—	(18,082)

	$(139,226)	$77,023	$7,570	$—	$(54,633)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2021 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Financial futures contracts	$—	$—	$43,682	$43,682

Swap contracts	293,896	216,534	20,455	530,885

Forward foreign currency exchange contracts	—	(103,803)	—	(103,803)

Non-deliverable bond forward contracts	—	—	(187,570)	(187,570)

Total	$293,896	$112,731	$(123,433)	$283,194

Change in unrealized appreciation (depreciation) —

Investments	$—	$—	$(23,188)	$(23,188)

Financial futures contracts	—	—	36,312	36,312

Swap contracts	(100,970)	—	(508,088)	(609,058)

Forward foreign currency exchange contracts	—	(742,289)	—	(742,289)

Non-deliverable bond forward contracts	—	—	(13,259)	(13,259)

Total	$(100,970)	$(742,289)	$(508,223)	$(1,351,482)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2021, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts	Non-deliverable Bond Forward Contracts	Purchased Call Options

$3,072,000	$128,020,000	$40,312,000	$1,107,000	$18,077,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

39

International Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2021.

7  Investments in Affiliated Funds

At October 31, 2021, the value of the Portfolio’s investment in affiliated funds was $54,663, which represents 0.1% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$3,099,970	$37,584,701	$(40,629,999)	$(9)	$—	$54,663	$2,326	54,663

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

40

International Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

At October 31, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Corporate Bonds	$—	$2,093,183	$—	$2,093,183

Sovereign Government Bonds	—	28,972,174	—	28,972,174

U.S. Government Agency Mortgage-Backed Securities	—	181,823	—	181,823

Short-Term Investments —

Sovereign Government Securities	—	1,412,628	—	1,412,628

U.S. Treasury Obligations	—	19,698,895	—	19,698,895

Affiliated Fund	—	54,663	—	54,663

Purchased Call Options	—	9,712	—	9,712

Total Investments	$—	$52,423,078	$—	$52,423,078

Forward Foreign Currency Exchange Contracts	$—	$768,002	$—	$768,002

Futures Contracts	40,046	—	—	40,046

Swap Contracts	—	397,516	—	397,516

Total	$40,046	$53,588,596	$—	$53,628,642

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(999,891)	$—	$(999,891)

Non-deliverable Bond Forward Contracts	—	(13,259)	—	(13,259)

Swap Contracts	—	(654,617)	—	(654,617)

Total	$—	$(1,667,767)	$—	$(1,667,767)

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to

41

International Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

42

International Income Portfolio

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of International Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of International Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

43

Eaton Vance

Global Bond Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

44

Eaton Vance

Global Bond Fund

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust and Portfolio, and his former position with EVC, which was an affiliate of the Trust and Portfolio prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

45

Eaton Vance

Global Bond Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

46

Eaton Vance

Global Bond Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

47

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

48

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

49

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

50

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of International Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Bond Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3042    10.31.21

Eaton Vance

Short Duration Government Income Fund

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2021

Eaton Vance

Short Duration Government Income Fund

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended October 31, 2021, included a change in government administration, a global pandemic, the development and rollout of COVID-19 vaccines, and the subsequent reopening of the economy. Financial market activity surged during the period as global equity markets posted strong returns, and U.S. Treasury yields rose across the curve.

The period began with multiple drug makers announcing successful clinical trials in their COVID-19 vaccine development. The U.S. Federal Reserve (the Fed) maintained its accommodative monetary policies and Congress passed $900 billion in additional fiscal stimulus. Stocks performed well, credit spreads tightened, and long-term U.S. Treasury yields rose as the U.S. dollar weakened.

The beginning of 2021 saw a divergence between equity and fixed-income markets. Equities continued a torrid pace from the prior year as investors grew optimistic about the economic reopening. In contrast, bond markets suffered as the Bloomberg U.S. Aggregate Bond Index posted its worst quarterly return in 40 years. Mortgage rates followed U.S. Treasury yields higher, resulting in lower refinancing activity during the first quarter.

During the second quarter of 2021, global equity markets resumed their growth streak, while fixed-income markets staged a bounce back. The U.S. Treasury yield curve experienced a dramatic flattening as 10-year and 30-year yields fell 29 and 35 basis points, respectively. The hawkish stance taken by the Fed this June surprised many market participants as rate-hike expectations grew and conversations regarding the tapering of asset purchases began. Mortgage rates drifted lower during the period, reigniting worries about faster prepayments and supplies of mortgage-backed securities (MBS). The combination weighed on relative returns in the MBS market.

As 2021 progressed, inflation became a top concern for investors. Strong demand for goods and services, ongoing supply-side constraints, and rising commodity prices all contributed to inflationary fears. As a result, many central banks began to take less accommodative postures. At its September meeting, the Fed indicated it might start tapering its bond-buying policy as soon as November, and signaled a rise in the federal funds rate in 2022 might be warranted. This more hawkish tact from the Fed caused a further flattening of the Treasury curve, with the yield pickup going from a 5 year to a 30 year Treasury falling to a cycle low of 75 basis points, after peaking at 163 basis points earlier in the year.

For the period as a whole, the Fed maintained the pace of its agency MBS purchases, adding $40 billion per month. Falling mortgage rates early in the period sparked a wave of refinances. Elevated supply and concerns about the Fed’s eventual bond-buying reduction weighed on the MBS market during the period.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Short Duration Government Income Fund (the Fund) returned -0.01% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the ICE BofA 0-1 Year U.S. Treasury Index (the Index), which returned 0.11%.

The robust economic recovery following the coronavirus-induced recession helped push interest rates higher during the period, though rising inflation concerns prompted market participants to begin preparing for the Fed to eventually taper its purchases of U.S. Treasurys and agency MBS.

Expectations of tapering MBS purchases by the Fed and falling long-term interest rates late in the period weighed on the MBS sector relative to other segments of the U.S. fixed-income markets. While Fed demand is expected to decline from current levels, it will not disappear entirely as the central bank may continue reinvesting the principal prepayments it receives on its massive MBS allocation.

The main detractor from Fund performance relative to the Index during the period was the Fund’s exposure to lower coupon fixed-rate agency MBS. Because these bonds generally carry longer durations, they were negatively impacted by the sharp rise in interest rates during the early part of the period.

In the closing weeks of the period, an increase in supply of 3% coupon agency MBS pushed spreads wider and bond prices lower. The Fund’s elevated exposure to these securities also dragged down returns relative to the Index during the period.

Strong performance within the Fund’s allocation to short-structured collateralized mortgage obligations helped offset some of these headwinds. Relatively higher yields and the low interest rate sensitivity of these bonds benefited the Fund during the period as prices were relatively stable amid interest rate volatility. An allocation to interest-only securities — a financial product that separates the interest and principal payments of a debt-backed security like an MBS — also contributed to Fund returns relative to the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Performance2,3

Portfolio Managers Andrew Szczurowski, CFA and Alexander Payne, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	09/30/2002	09/30/2002	–0.01%	1.62%	1.48%
Class A with 2.25% Maximum Sales Charge	—	—	–2.29	1.16	1.25
Class C at NAV	09/30/2002	09/30/2002	–0.60	1.01	0.88
Class C with 1% Maximum Sales Charge	—	—	–1.59	1.01	0.88
Class I at NAV	05/04/2009	09/30/2002	0.24	1.87	1.74
Advisers Class at NAV	05/17/2021	09/30/2002	–0.13	1.59	1.47

ICE BofA 0-1 Year U.S. Treasury Index	—	—	0.11%	1.31%	0.77%
ICE BofA 1-3 Year U.S. Treasury Index	—	—	–0.23	1.58	1.12

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Advisers Class

		0.82%	1.42%	0.57%	0.82%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2011	$10,912	N.A.
Class I	$250,000	10/31/2011	$297,037	N.A.
Advisers Class	$10,000	10/31/2011	$11,574	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Fund Profile5

Asset Allocation (% of total investments)5

GNMA – Government National Mortgage Association

SBA – Small Business Administration

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofA 0-1 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities having a maturity of less than one year. ICE BofA 1-3 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

Effective March 1, 2021, the Fund changed its primary benchmark to the ICE BofA 0-1 Year U.S. Treasury Index to align more closely with the Fund’s historical duration.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Advisers Class is linked to Class A. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Other represents any investment type less than 1% of total investments.

Fund profile subject to change due to active management.

Additional Information

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period (5/1/21 – 10/31/21)	Annualized Expense Ratio

Actual*
Advisers Class	$1,000.00	$1,007.00	$3.46	0.75%
Class A	$1,000.00	$992.50	$3.87	0.77%
Class C	$1,000.00	$989.50	$6.87	1.37%
Class I	$1,000.00	$993.80	$2.56	0.51%

Hypothetical**
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,021.43	$3.82	0.75%
Class A	$1,000.00	$1,021.32	$3.92	0.77%
Class C	$1,000.00	$1,018.30	$6.97	1.37%
Class I	$1,000.00	$1,022.64	$2.60	0.51%

*

Advisers Class had not commenced operations on May 1, 2021. Actual expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period); 168/365 for Advisers Class (to reflect the period from the commencement of operations on May 17, 2021 to October 31, 2021). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021 (May 17, 2021 for Advisers Class).

**

Hypothetical expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021 (May 17, 2021 for Advisers Class).

6

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Portfolio of Investments

Collateralized Mortgage Obligations — 28.1%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Series 1395, Class F, 0.875%, (COF + 0.65%), 10/15/22(1)	$2	$1,652

Series 2135, Class JZ, 6.00%, 3/15/29	404	446,330

Series 3866, Class DF, 1.54%, (1 mo. USD LIBOR + 1.45%), 5/15/41(1)	1,453	1,451,434

Series 4102, Class DF, 1.232%, (1 mo. USD LIBOR + 1.15%), 9/15/42(1)	443	434,701

Series 4159, Class FP, 0.986%, (1 mo. USD LIBOR + 0.90%), 11/15/42(1)	930	897,319

Series 4180, Class KF, 1.082%, (1 mo. USD LIBOR + 1.00%), 1/15/43(1)	3,610	3,506,343

Series 4204, Class AF, 1.086%, (1 mo. USD LIBOR + 1.00%), 5/15/43(1)	610	585,853

Series 4212, Class NS, 5.292%, (5.40% - 1 mo. USD LIBOR x 1.20), 6/15/43(2)	2,495	2,727,542

Series 4223, Class NF, 1.036%, (1 mo. USD LIBOR + 0.95%), 7/15/43(1)	2,278	2,215,432

Series 4249, Class CF, 0.886%, (1 mo. USD LIBOR + 0.80%), 9/15/43(1)	7,927	8,061,036

Series 4299, Class JG, 2.50%, 7/15/43	1,052	1,078,211

Series 4389, Class CA, 3.00%, 9/15/44	1,828	1,893,097

Series 4608, Class TV, 3.50%, 1/15/55	837	847,622

Series 4619, Class KF, 0.836%, (1 mo. USD LIBOR + 0.75%), 6/15/39(1)	836	849,361

Series 4637, Class QF, 1.082%, (1 mo. USD LIBOR + 1.00%), 4/15/44(1)	281	281,152

Series 4637, Class SA, 4.842%, (4.98% - 1 mo. USD LIBOR x 1.66), 4/15/44(2)	69	66,847

Series 4637, Class SC, 4.842%, (4.98% - 1 mo. USD LIBOR x 1.66), 4/15/44(2)	69	66,847

Series 4637, Class SD, 4.842%, (4.98% - 1 mo. USD LIBOR x 1.66), 4/15/44(2)	69	66,847

Series 4637, Class SE, 4.842%, (4.98% - 1 mo. USD LIBOR x 1.66), 4/15/44(2)	75	72,857

Series 4678, Class PC, 3.00%, 1/15/46	2,497	2,569,132

Series 4754, Class FJ, 1.082%, (1 mo. USD LIBOR + 1.00%), 4/15/44(1)	199	199,052

Series 4876, Class FA, 0.79%, (1 mo. USD LIBOR + 0.70%), 5/15/49(1)	11,078	11,278,085

Series 4995, Class ZN, 2.50%, 7/25/50	2,030	2,086,838

Series 4999, Class C, 2.00%, 6/25/50	3,175	3,170,301

Series 5003, Class AZ, 2.50%, 8/25/50	2,561	2,563,094

Series 5003, Class PZ, 2.50%, 8/25/50	453	453,429

Series 5007, Class PZ, 3.00%, 7/25/50	2,021	2,022,343

Series 5009, Class ZN, 3.50%, 7/25/50	9,326	9,353,557

Series 5020, Class EZ, 2.00%, 10/25/50	10,940	10,718,887

Series 5020, Class ZD, 2.00%, 10/25/50	930	930,141

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 5020, Class ZT, 2.00%, 10/25/50	$317	$317,451

Series 5021, Class CZ, 2.00%, 10/25/50	9,825	9,856,318

Series 5021, Class NZ, 2.00%, 10/25/50	4,319	4,262,401

Series 5028, Class AZ, 2.00%, 10/25/50	2,717	2,727,796

Series 5028, Class TZ, 2.00%, 10/25/50	3,276	3,217,621

Series 5028, Class ZA, 2.00%, 10/25/50	1,990	1,990,476

Series 5028, Class ZT, 2.00%, 10/25/50	3,173	3,137,424

Series 5031, Class Z, 2.50%, 10/25/50	8	7,973

Series 5035, Class AZ, 2.00%, 11/25/50	1,967	1,931,651

Series 5035, Class ZK, 2.50%, 11/25/50	26,424	26,625,707

Series 5035, Class ZT, 2.00%, 10/25/50	2,311	2,294,842

Series 5036, Class Z, 2.00%, 11/25/50	20,682	20,393,929

Series 5036, Class ZA, 2.50%, 11/25/50	3,709	3,711,645

Series 5037, Class QZ, 2.00%, 11/25/50	9,342	9,243,273

Series 5037, Class ZQ, 2.00%, 11/25/50	1,269	1,266,104

Series 5038, Class Z, 2.50%, 10/25/50	4,195	4,204,558

Series 5038, Class ZN, 2.00%, 11/25/50	4,999	5,007,871

Series 5039, Class PZ, 2.00%, 11/25/50	2,262	2,265,504

Series 5039, Class ZJ, 2.00%, 11/25/50	970	973,487

Series 5040, Class TZ, 2.50%, 11/25/50	10,745	10,891,377

Series 5048, Class CZ, 2.00%, 12/25/50	3,152	3,157,291

Series 5050, Class DZ, 2.00%, 11/25/50	5,032	5,020,531

Series 5050, Class ZC, 2.00%, 12/25/50	8,498	8,408,957

Series 5050, Class ZJ, 2.00%, 12/25/50	10,991	10,894,149

Series 5053, Class KZ, 2.50%, 12/25/50	1,929	1,931,130

Series 5054, Class DZ, 2.00%, 12/25/50	21,687	21,541,549

Series 5057, Class AZ, 2.00%, 12/25/50	5,031	4,763,515

Series 5058, Class CZ, 2.00%, 1/25/51	10,914	10,689,280

Series 5058, Class Z, 2.00%, 1/25/51	1,385	1,384,056

Series 5058, Class ZA, 2.00%, 1/25/51	1,731	1,716,781

Series 5058, Class ZH, 3.00%, 5/25/50	12,302	12,400,420

Series 5058, Class ZP, 3.00%, 9/25/50	1,387	1,387,155

Series 5068, Class UZ, 2.50%, 1/25/51	14,978	15,160,371

Series 5070, Class HZ, 2.50%, 2/25/51	2,461	2,468,746

Series 5071, Class CS, 3.25%, (3.30% - 30-day average SOFR), 2/25/51(2)	9,026	8,569,179

Series 5071, Class SP, 3.25%, (3.30% - 30-day average SOFR), 2/25/51(2)	9,794	9,772,604

Series 5071, Class UZ, 2.50%, 1/25/51	6,347	6,365,473

Series 5072, Class ZU, 2.50%, 2/25/51	15,120	15,194,738

Series 5081, Class ZL, 3.00%, 3/25/51	970	970,559

Series 5083, Class SK, 3.80%, (3.867% - 30-day average SOFR), 3/25/51(2)	10,952	10,762,042

Series 5083, Class ZW, 2.50%, 3/25/51	10,589	10,669,620

Series 5084, Class ZP, 2.50%, 3/25/51	3,863	3,872,861

Series 5090, Class PZ, 2.50%, 3/25/51	1,973	1,984,084

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 5093, Class Z, 3.00%, 1/25/51	$1,114	$1,116,111

Series 5093, Class ZM, 3.00%, 3/25/51	2	1,966

Series 5101, Class EZ, 2.00%, 3/25/51	1,963	1,926,690

Series 5104, Class WZ, 3.00%, 4/25/51	2,503	2,429,393

Series 5114, Class ZH, 3.00%, 5/25/51	12,119	12,170,567

Series 5121, Class HZ, 3.00%, 6/25/51	2,987	3,003,317

Series 5123, Class JZ, 2.00%, 7/25/51	5,545	5,525,153

Series 5124, Class HZ, 3.00%, 7/25/51	10,042	10,047,844

Series 5124, Class YZ, 3.00%, 7/25/51	4,308	4,311,462

Series 5129, Class CZ, 3.00%, 8/25/50	36,930	37,124,083

Series 5129, Class HZ, 1.25%, 4/25/50	8,089	8,093,355

Series 5129, Class TZ, 2.50%, 8/25/51	12,271	12,286,873

Series 5129, Class WZ, 3.00%, 8/25/50	11,112	11,150,904

Series 5129, Class ZE, 3.00%, 9/25/50	10,641	10,698,661

Series 5129, Class ZH, 3.00%, 7/25/50	10,689	10,720,058

Series 5129, Class ZW, 3.00%, 8/25/50	13,960	13,977,024

Series 5131, Class JZ, 3.00%, 8/25/51	17,569	17,627,615

Series 5131, Class LZ, 3.00%, 8/25/51	28,668	28,671,006

Series 5131, Class QZ, 3.00%, 7/25/51	9,796	9,787,144

Series 5132, Class LZ, 2.50%, 8/25/51	14,593	14,517,174

Series 5135, Class MZ, 2.50%, 8/25/51	18,607	18,548,233

Series 5136, Class ZJ, 2.50%, 8/25/51	26,874	26,648,558

Series 5139, Class EZ, 2.50%, 9/25/51	18,412	18,201,352

Series 5139, Class DZ, 2.50%, 9/25/51	14,835	14,731,820

Series 5140, Class WZ, 2.50%, 9/25/51	8,941	8,927,609

Series 5141, Class ZJ, 2.50%, 9/25/51	19,474	19,334,410

Series 5141, Class ZP, 3.00%, 4/25/50	16,374	16,520,707

Series 5144, Class Z, 2.50%, 9/25/51	46,359	46,500,210

Series 5148, Class AZ, 2.50%, 10/25/51	44,500	43,992,352

Series 5149, Class TZ, 3.00%, 10/25/51	7,818	7,837,172

Series 5150, Class QZ, 2.50%, 10/25/51	8,072	8,028,051

Series 5150, Class ZJ, 2.50%, 10/25/51	16,220	16,020,068

Series 5150, Class ZN, 2.50%, 10/25/51	5,288	5,249,397

Series 5159, Class KZ, 3.00%, 11/25/51	13,514	13,457,688

Series 5159, Class MZ, 3.00%, 11/25/51	3,994	3,995,642

Series 5159, Class ZP, 3.00%, 11/25/51	13,808	13,654,460

Series 5159, Class ZT, 3.00%, 11/25/51	10,688	10,461,349

Series 5160, Class ZG, 3.00%, 9/25/50	51,915	52,109,037

Series 5160, Class ZW, 3.00%, 8/25/50	5,136	5,149,764

Series 5160, Class ZY, 3.00%, 10/25/50	62,779	62,906,171

Series 5163, Class Z, 3.00%, 11/25/51	28,705	28,791,446

Series 5166, Class ZN, 3.00%, 9/25/50	38,875	38,971,852

Series 5168, Class MZ, 3.00%, 10/25/51	12,753	12,577,270

Interest Only:(3)

Series 354, Class C11, 3.50%, 7/15/46	12,403	1,627,181

Series 354, Class C15, 3.50%, 11/15/46	10,673	1,449,259

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Interest Only:(3) (continued)

Series 362, Class C7, 3.50%, 9/15/47	$20,582	$2,442,293

Series 362, Class C11, 4.00%, 12/15/47	6,505	820,959

Series 362, Class C12, 4.00%, 12/15/47	11,658	1,811,794

Series 3030, Class SL, 6.01%, (6.10% - 1 mo. USD LIBOR), 9/15/35(2)	1,486	277,630

Series 3114, Class TS, 6.56%, (6.65% - 1 mo. USD LIBOR), 9/15/30(2)	2,822	364,366

Series 3339, Class JI, 6.50%, (6.59% - 1 mo. USD LIBOR), 7/15/37(2)	1,283	253,174

Series 4088, Class EI, 3.50%, 9/15/41	325	2,955

Series 4094, Class CS, 5.91%, (6.00% - 1 mo. USD LIBOR), 8/15/42(2)	1,118	225,745

Series 4109, Class SA, 6.11%, (6.20% - 1 mo. USD LIBOR), 9/15/32(2)	1,406	276,307

Series 4452, Class SP, 6.11%, (6.20% - 1 mo. USD LIBOR), 10/15/43(2)	50	537

Series 4497, Class CS, 6.11%, (6.20% - 1 mo. USD LIBOR), 9/15/44(2)	473	15,979

Series 4507, Class EI, 4.00%, 8/15/44	4,273	411,742

Series 4507, Class MI, 3.50%, 8/15/44	792	22,236

Series 4549, Class DS, 5.81%, (5.90% - 1 mo. USD LIBOR), 8/15/45(2)	1,826	196,028

Series 4601, Class IN, 3.50%, 7/15/46	20,060	2,674,030

Series 4625, Class BI, 3.50%, 6/15/46	3,902	526,462

Series 4637, Class IP, 3.50%, 4/15/44	449	9,261

Series 4653, Class PI, 3.50%, 7/15/44	123	432

Series 4672, Class LI, 3.50%, 1/15/43	474	5,910

Series 4676, Class DI, 4.00%, 7/15/44	375	2,124

Series 4749, Class IL, 4.00%, 12/15/47	1,468	198,807

Series 4768, Class IO, 4.00%, 3/15/48	1,689	231,808

Series 4768, Class KI, 4.00%, 11/15/47	2,999	401,930

Series 4772, Class PI, 4.00%, 1/15/48	1,835	250,029

Series 4791, Class JI, 4.00%, 5/15/48	2,664	319,978

Series 4791, Class SA, 6.11%, (6.20% - 1 mo. USD LIBOR), 5/15/48(2)	7,426	1,022,275

Series 4796, Class AS, 6.11%, (6.20% - 1 mo. USD LIBOR), 5/15/48(2)	4,703	638,562

Series 4808, Class IB, 4.00%, 5/15/48	7,139	945,255

Series 4966, Class SY, 5.961%, (6.05% - 1 mo. USD LIBOR), 4/25/50(2)	6,235	1,067,440

Series 5008, Class IE, 2.00%, 9/25/50	78,169	8,526,739

Series 5010, Class I, 2.00%, 9/25/50	36,680	4,012,875

Series 5010, Class IB, 2.00%, 9/25/50	54,275	5,937,650

Series 5010, Class IN, 2.00%, 9/25/50	96,782	10,248,092

Series 5010, Class NI, 2.00%, 9/25/50	20,760	2,337,649

Series 5016, Class UI, 2.00%, 9/25/50	17,368	1,894,530

Series 5017, Class DI, 2.00%, 9/25/50	35,977	3,924,384

Series 5019, Class CI, 2.00%, 10/25/50	29,276	3,329,260

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Federal Home Loan Mortgage Corp.: (continued)

Interest Only:(3) (continued)

Series 5020, Class CI, 2.00%, 9/25/50	$7,256		$781,413

Series 5022, Class AI, 2.00%, 10/25/50	38,961		4,435,069

Series 5024, Class CI, 2.00%, 10/25/50	116,473		13,039,154

Series 5025, Class GI, 2.00%, 10/25/50	12,612		1,443,859

Series 5028, Class TI, 2.00%, 10/25/50	16,014		1,604,792

Series 5038, Class DI, 2.00%, 11/25/50	92,500		10,431,105

Series 5051, Class S, 3.551%, (3.60% - 30-day average SOFR), 12/25/50(2)	35,547		3,986,202

Series 5070, Class CI, 2.00%, 2/25/51	89,498		9,366,931

Principal Only:(4)

Series 213, Class PO, 0.00%, 6/1/31	1,518		1,425,088

Series 239, Class PO, 0.00%, 8/15/36	686		606,035

Series 246, Class PO, 0.00%, 5/15/37	1,704		1,594,674

Series 3072, Class WO, 0.00%, 11/15/35	625		572,835

Series 3342, Class KO, 0.00%, 7/15/37	223		210,420

Series 3476, Class PO, 0.00%, 7/15/38	332		296,555

Series 3862, Class PO, 0.00%, 5/15/41	656		585,285

Series 4239, Class OU, 0.00%, 7/15/43	3,328		2,739,466

			$1,173,931,409

Federal National Mortgage Association:

Series G93-17, Class FA, 1.089%, (1 mo. USD LIBOR + 1.00%), 4/25/23(1)	$5		$5,325

Series G97-4, Class FA, 0.886%, (1 mo. USD LIBOR + 0.80%), 6/17/27(1)	100		101,066

Series 1993-203, Class PL, 6.50%, 10/25/23	44		45,681

Series 1994-14, Class F, 1.825%, (COF + 1.60%), 10/25/23(1)	39		38,863

Series 2001-4, Class GA, 9.00%, 4/17/25(5)	0	(6)	52

Series 2009-48, Class WA, 5.845%, 7/25/39(5)	359		396,874

Series 2009-62, Class WA, 5.577%, 8/25/39(5)	534		580,677

Series 2010-112, Class DZ, 4.00%, 10/25/40	461		488,347

Series 2011-49, Class NT, 6.00%, (66.00% - 1 mo. USD LIBOR x 10.00, Cap 6.00%), 6/25/41(2)	193		211,413

Series 2012-14, Class MH, 2.00%, 12/25/40	82		82,094

Series 2012-51, Class FD, 0.669%, (1 mo. USD LIBOR + 0.58%), 5/25/42(1)	22,575		22,890,900

Series 2012-103, Class ZP, 3.00%, 9/25/42	1,481		1,545,196

Series 2012-115, Class MX, 3.362%, (3.46% - 1 mo. USD LIBOR x 1.154), 10/25/42(2)	986		811,229

Series 2012-128, Class SH, 3.911%, (4.00% - 1 mo. USD LIBOR), 11/25/42(2)	4,564		4,240,134

Series 2012-128, Class WS, 3.911%, (4.00% - 1 mo. USD LIBOR), 11/25/42(2)	651		596,695

Series 2012-134, Class ZT, 2.00%, 12/25/42	1,272		1,218,856

Series 2013-52, Class GA, 1.00%, 6/25/43	775		779,746

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 2013-58, Class SC, 5.866%, (6.00% - 1 mo. USD LIBOR x 1.50), 6/25/43(2)	$3,351	$3,558,591

Series 2013-67, Class NF, 1.089%, (1 mo. USD LIBOR + 1.00%), 7/25/43(1)	782	793,622

Series 2014-1, Class HF, 1.586%, (1 mo. USD LIBOR + 1.50%), 6/25/43(1)	856	837,944

Series 2014-5, Class LB, 2.50%, 7/25/43	250	253,571

Series 2015-74, Class SL, 2.297%, (2.349% - 1 mo. USD LIBOR x 0.587), 10/25/45(2)	1,883	1,450,461

Series 2016-26, Class KS, 5.094%, (5.25% - 1 mo. USD LIBOR x 1.75), 11/25/42(2)	1,908	2,026,071

Series 2016-49, Class VF, 1.082%, (1 mo. USD LIBOR + 1.00%), 8/25/46(1)	70	69,826

Series 2016-55, Class KF, 1.086%, (1 mo. USD LIBOR + 1.00%), 8/25/46(1)	231	229,782

Series 2016-55, Class KS, 3.513%, (3.57% - 1 mo. USD LIBOR x 0.714 ), 8/25/46(2)	195	171,402

Series 2017-15, Class LE, 3.00%, 6/25/46	401	405,954

Series 2017-56, Class KF, 1.086%, (1 mo. USD LIBOR + 1.00%), 7/25/47(1)	1,489	1,483,103

Series 2017-56, Class KS, 4.914%, (5.00% - 1 mo. USD LIBOR), 7/25/47(2)	834	761,471

Series 2019-1, Class FA, 0.689%, (1 mo. USD LIBOR + 0.60%), 2/25/49(1)	15,872	15,704,589

Series 2019-8, Class FD, 0.789%, (1 mo. USD LIBOR + 0.70%), 3/25/49(1)	35,591	36,269,757

Series 2019-9, Class LF, 0.639%, (1 mo. USD LIBOR + 0.55%), 3/25/49(1)	20,464	20,661,346

Series 2019-16, Class AF, 0.639%, (1 mo. USD LIBOR + 0.55%), 4/25/49(1)	12,896	13,040,796

Series 2019-68, Class KL, 3.914%, (4.00% - 1 mo. USD LIBOR), 11/25/49(2)	1,110	1,111,570

Series 2019-68, Class KS, 3.914%, (4.00% - 1 mo. USD LIBOR), 11/25/49(2)	1,110	1,111,570

Series 2020-35, Class AZ, 3.00%, 6/25/50	136	135,557

Series 2020-45, Class MA, 3.129%, (3.20% - 1 mo. USD LIBOR x 0.80), 6/25/43(2)	1,524	1,586,328

Series 2020-63, Class ZN, 3.00%, 9/25/50	2,146	2,150,957

Series 2020-64, Class PZ, 3.00%, 9/25/50	108	108,005

Series 2020-75, Class NZ, 2.50%, 10/25/50	2,502	2,508,719

Series 2020-81, Class CZ, 2.00%, 11/25/50	6,857	6,662,977

Series 2020-85, Class HZ, 2.50%, 12/25/50	975	1,004,876

Series 2020-85, Class JZ, 2.50%, 12/25/50	2,426	2,519,178

Series 2020-86, Class ZK, 2.00%, 12/25/50	5,148	5,128,475

Series 2020-86, Class ZP, 2.50%, 12/25/50	14,172	14,221,720

Series 2020-89, Class PZ, 2.50%, 12/25/50	79	79,302

Series 2020-92, Class CZ, 2.50%, 12/25/50	5,592	5,621,635

Series 2020-94, Class HZ, 3.00%, 1/25/51	1,478	1,483,527

Series 2020-95, Class BZ, 2.50%, 1/25/51	11,978	12,055,623

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 2020-95, Class ZT, 2.00%, 1/25/51	$4,204	$4,149,664

Series 2020-96, Class DZ, 2.50%, 1/25/51	14,430	14,680,111

Series 2020-96, Class EZ, 2.50%, 1/25/51	3,989	4,035,612

Series 2020-96, Class KZ, 2.50%, 1/25/51	2,547	2,567,400

Series 2021-1, Class JZ, 2.50%, 1/25/51	4,521	4,525,179

Series 2021-1, Class ZH, 3.00%, 11/25/50	7,506	7,518,615

Series 2021-3, Class ZH, 2.50%, 2/25/51	4,161	4,228,489

Series 2021-5, Class CZ, 3.00%, 2/25/51	175	175,248

Series 2021-8, Class NZ, 2.50%, 3/25/51	1,769	1,791,936

Series 2021-11, Class DZ, 3.00%, 11/25/50	1,622	1,625,453

Series 2021-11, Class KZ, 3.00%, 6/25/50	1,021	1,020,508

Series 2021-14, Class GZ, 2.50%, 3/25/51	4,061	4,086,107

Series 2021-14, Class KZ, 2.50%, 3/25/51	2,122	2,128,268

Series 2021-22, Class MZ, 3.00%, 4/25/51	2,445	2,516,639

Series 2021-28, Class MZ, 3.00%, 6/25/47	372	372,454

Series 2021-40, Class ZB, 3.00%, 6/25/51	3,791	3,803,910

Series 2021-42, Class ZA, 3.00%, 2/25/51	9,173	9,156,226

Series 2021-42, Class ZD, 3.00%, 11/25/50	6,948	6,983,352

Series 2021-43, Class LZ, 3.00%, 7/25/51	6,363	6,365,698

Series 2021-45, Class DZ, 3.00%, 7/25/51	3,070	3,056,871

Series 2021-45, Class HZ, 3.00%, 7/25/51	3,636	3,637,466

Series 2021-45, Class ZD, 3.00%, 7/25/51	4,306	4,317,588

Series 2021-51, Class EZ, 2.50%, 8/25/51	2,815	2,816,062

Series 2021-52, Class JZ, 2.50%, 8/25/51	21,597	21,784,484

Series 2021-53, Class ZL, 3.00%, 11/25/50	18,321	18,316,084

Series 2021-54, Class HZ, 2.50%, 6/25/51	8,457	8,507,593

Series 2021-54, Class ZJ, 2.50%, 8/25/51	31,266	31,266,865

Series 2021-55, Class ZN, 2.50%, 8/25/51	964	963,172

Series 2021-56, Class HZ, 2.50%, 9/25/51	39,703	39,722,545

Series 2021-56, Class LZ, 2.50%, 9/25/51	17,356	17,214,318

Series 2021-56, Class YZ, 2.50%, 9/25/51	52,242	51,974,246

Series 2021-57, Class ZW, 2.50%, 7/25/51	32,015	31,880,375

Series 2021-59, Class EZ, 2.50%, 9/25/51	2,785	2,766,511

Series 2021-61, Class Z, 2.50%, 9/25/51	15,591	15,673,663

Series 2021-63, Class QZ, 2.50%, 6/25/51	19,577	19,506,022

Series 2021-64, Class ZJ, 2.50%, 10/25/51	24,305	24,037,003

Series 2021-66, Class JZ, 2.50%, 10/25/51	23,578	23,455,334

Series 2021-69, Class JZ, 2.50%, 10/25/51	16,210	16,053,988

Series 2021-77, Class WZ, 3.00%, 8/25/50	14,661	14,695,830

Series 2021-77, Class Z, 3.00%, 5/25/51	74,863	75,124,022

Series 2021-79, Class Z, 3.00%, 11/25/51	46,638	46,332,493

Interest Only:(3)

Series 296, Class 2, 8.00%, 4/25/24	52	1,378

Series 424, Class C8, 3.50%, 2/25/48	5,751	731,502

Series 2004-60, Class SW, 6.961%, (7.05% - 1 mo. USD LIBOR), 4/25/34(2)	1,469	191,587

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Interest Only:(3) (continued)

Series 2005-68, Class XI, 6.00%, 8/25/35	$1,637	$359,456

Series 2006-65, Class PS, 7.131%, (7.22% - 1 mo. USD LIBOR), 7/25/36(2)	1,007	233,956

Series 2007-102, Class ST, 6.351%, (6.44% - 1 mo. USD LIBOR), 11/25/37(2)	820	143,430

Series 2007-99, Class SD, 6.311%, (6.40% - 1 mo. USD LIBOR), 10/25/37(2)	1,601	312,500

Series 2010-135, Class SD, 5.911%, (6.00% - 1 mo. USD LIBOR), 6/25/39(2)	117	1,237

Series 2011-59, Class IW, 6.00%, 7/25/41	1,124	236,716

Series 2011-82, Class AI, 5.50%, 8/25/26	2	31

Series 2011-101, Class IC, 3.50%, 10/25/26	1,920	105,199

Series 2012-94, Class SL, 6.611%, (6.70% - 1 mo. USD LIBOR), 5/25/38(2)	928	19,431

Series 2012-112, Class SB, 6.061%, (6.15% - 1 mo. USD LIBOR), 9/25/40(2)	222	1,543

Series 2012-147, Class SA, 6.011%, (6.10% - 1 mo. USD LIBOR), 1/25/43(2)	1,107	246,323

Series 2014-41, Class SA, 5.961%, (6.05% - 1 mo. USD LIBOR), 7/25/44(2)	1,091	193,710

Series 2014-55, Class IL, 3.50%, 9/25/44	1,000	157,617

Series 2014-55, Class IN, 3.50%, 7/25/44	932	176,197

Series 2014-89, Class IO, 3.50%, 1/25/45	1,386	207,276

Series 2015-22, Class GI, 3.50%, 4/25/45	504	68,786

Series 2015-31, Class SG, 6.011%, (6.10% - 1 mo. USD LIBOR), 5/25/45(2)	1,073	260,997

Series 2015-36, Class IL, 3.00%, 6/25/45	1,174	151,002

Series 2016-61, Class DI, 3.00%, 4/25/46	1,041	59,412

Series 2018-21, Class IO, 3.00%, 4/25/48	6,037	679,302

Series 2018-42, Class IA, 3.50%, 6/25/47	2,807	162,465

Series 2019-1, Class SA, 5.311%, (5.40% - 1 mo. USD LIBOR), 2/25/49(2)	11,096	1,089,695

Series 2020-23, Class SP, 5.961%, (6.05% - 1 mo. USD LIBOR), 2/25/50(2)	18,596	3,104,937

Series 2020-45, Class HI, 2.50%, 7/25/50	8,766	973,383

Series 2020-62, Class DI, 2.00%, 9/25/50	44,480	4,671,752

Series 2020-72, Class DI, 2.00%, 10/25/50	28,456	3,238,147

Series 2020-72, Class IA, 2.00%, 10/25/50	29,364	3,151,669

Series 2020-73, Class NI, 2.00%, 10/25/50	46,915	5,435,098

Series 2020-94, Class DI, 2.00%, 1/25/51	17,483	1,748,116

Series 2021-10, Class EI, 2.00%, 3/25/51	13,553	1,359,259

Series 2021-73, Class AI, 2.50%, 6/25/49	9,260	778,097

Principal Only:(4)

Series 379, Class 1, 0.00%, 5/25/37	1,527	1,380,622

Series 380, Class 1, 0.00%, 7/25/37	355	319,754

Series 2007-17, Class PO, 0.00%, 3/25/37	285	264,940

Series 2009-82, Class PO, 0.00%, 10/25/39	722	647,095

Series 2012-5, Class PO, 0.00%, 12/25/39	460	425,371

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Principal Only:(4) (continued)

Series 2012-61, Class PO, 0.00%, 8/25/37	$2,107	$1,908,014

Series 2014-9, Class DO, 0.00%, 2/25/43	8,567	7,679,450

Series 2014-17, Class PO, 0.00%, 4/25/44	1,511	1,299,988

		$788,251,297

Government National Mortgage Association:

Series 2011-156, Class GA, 2.00%, 12/16/41	$24	$23,218

Series 2012-77, Class MT, 0.476%, (1 mo. USD LIBOR + 0.39%), 5/16/41(1)	511	496,514

Series 2014-H20, Class MF, 0.733%, (1 mo. USD LIBOR + 0.65%), 10/20/64(1)	7,561	7,680,693

Series 2015-144, Class KB, 3.00%, 8/20/44	503	498,950

Series 2015-H03, Class FD, 0.723%, (1 mo. USD LIBOR + 0.64%), 1/20/65(1)	24,081	24,461,194

Series 2015-H05, Class FB, 0.723%, (1 mo. USD LIBOR + 0.64%), 2/20/65(1)	22,559	22,939,271

Series 2016-168, Class JF, 1.082%, (1 mo. USD LIBOR + 1.00%), 11/20/46(1)	1,895	1,887,912

Series 2017-121, Class DF, 0.586%, (1 mo. USD LIBOR + 0.50%), 8/20/47(1)	5,199	5,247,953

Series 2017-137, Class AF, 0.586%, (1 mo. USD LIBOR + 0.50%), 9/20/47(1)	2,412	2,434,502

Series 2018-H18, Class FG, 0.683%, (1 mo. USD LIBOR + 0.60%), 10/20/68(1)	41,642	42,575,943

Series 2018-H20, Class FA, 0.683%, (1 mo. USD LIBOR + 0.60%), 12/20/68(1)	64,240	65,692,069

Series 2019-H02, Class FE, 0.633%, (1 mo. USD LIBOR + 0.55%), 1/20/69(1)	24,777	25,122,719

Series 2020-47, Class ZD, 3.00%, 4/20/50	2,543	2,563,867

Series 2020-61, Class ZA, 3.00%, 5/20/50	847	846,596

Series 2020-76, Class ZL, 2.75%, 5/20/50	1,522	1,522,317

Series 2020-134, Class QY, 2.00%, 9/20/50	493	493,643

Series 2020-134, Class ZD, 2.00%, 9/20/50	180	179,415

Series 2020-166, Class PZ, 3.00%, 11/20/50	245	245,329

Series 2020-181, Class CZ, 2.50%, 12/20/50	4,297	4,321,587

Series 2020-187, Class ZM, 3.00%, 12/20/50	931	931,586

Series 2021-1, Class CZ, 2.50%, 12/20/50	2,001	1,998,169

Series 2021-1, Class ZD, 3.00%, 1/20/51	2,854	2,867,472

Series 2021-8, Class ZG, 2.50%, 1/20/51	10,870	10,918,242

Series 2021-15, Class LZ, 2.50%, 1/20/51	4,481	4,503,861

Series 2021-24, Class EZ, 2.50%, 1/20/51	12,085	12,109,660

Series 2021-24, Class KZ, 2.50%, 2/20/51	5,581	5,550,511

Series 2021-25, Class JZ, 2.50%, 2/20/51	7,115	7,175,653

Series 2021-49, Class VZ, 2.50%, 3/20/51	4,197	4,200,232

Series 2021-77, Class CZ, 3.00%, 7/20/50	3,770	3,771,512

Series 2021-77, Class LZ, 3.00%, 8/20/50	1,250	1,250,844

Series 2021-77, Class Z, 3.00%, 7/20/50	1,563	1,563,146

Series 2021-77, Class ZG, 3.00%, 7/20/50	4,953	4,963,918

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)

Series 2021-86, Class ZJ, 1.50%, 5/20/51	$2,509	$2,421,854

Series 2021-96, Class GZ, 3.00%, 6/20/51	4,792	4,797,661

Series 2021-96, Class MZ, 3.00%, 6/20/51	8,098	8,110,275

Series 2021-97, Class AZ, 2.50%, 5/20/51	3,698	3,701,266

Series 2021-97, Class CZ, 3.00%, 8/20/50	8,923	8,927,850

Series 2021-97, Class MZ, 3.00%, 8/20/50	18,415	18,509,919

Series 2021-97, Class VZ, 3.00%, 7/20/50	5,861	5,858,725

Series 2021-97, Class ZC, 3.00%, 8/20/50	28,949	29,037,447

Series 2021-97, Class ZP, 3.00%, 6/20/51	10,735	10,752,776

Series 2021-97, Class ZQ, 3.00%, 6/20/51	2,677	2,678,397

Series 2021-103, Class AZ, 3.00%, 6/20/51	734	735,818

Series 2021-103, Class MZ, 3.00%, 6/20/51	1,310	1,315,506

Series 2021-103, Class ZE, 2.50%, 6/20/51	1,518	1,517,924

Series 2021-105, Class MZ, 3.00%, 6/20/51	18,864	18,828,736

Series 2021-105, Class ZH, 1.50%, 6/20/51	2,450	2,361,407

Series 2021-105, Class ZK, 3.00%, 6/20/51	1,267	1,267,643

Series 2021-107, Class GZ, 3.00%, 6/20/51	6,376	6,362,803

Series 2021-111, Class ZQ, 3.00%, 6/20/51	1,739	1,740,652

Series 2021-114, Class JZ, 3.00%, 6/20/51	10,424	10,430,087

Series 2021-118, Class EZ, 2.50%, 7/20/51	8,955	8,859,206

Series 2021-118, Class JZ, 2.50%, 7/20/51	26,765	26,365,081

Series 2021-119, Class HZ, 2.50%, 7/20/51	3,000	2,976,393

Series 2021-121, Class ZE, 2.50%, 7/20/51	2,676	2,631,193

Series 2021-122, Class ZL, 2.50%, 7/20/51	17,653	17,809,821

Series 2021-131, Class ZN, 3.00%, 7/20/51	4,170	4,224,730

Series 2021-136, Class WZ, 3.00%, 8/20/51	15,238	15,451,674

Series 2021-136, Class Z, 2.50%, 8/20/51	14,039	13,993,751

Series 2021-137, Class GZ, 2.50%, 8/20/51	2,070	2,054,545

Series 2021-138, Class Z, 2.50%, 8/20/51	13,842	13,862,401

Series 2021-139, Class UZ, 3.00%, 8/20/51	21,020	21,465,346

Series 2021-142, Class KZ, 3.00%, 8/20/51	12,295	12,368,189

Series 2021-154, Class ZC, 2.50%, 9/20/51	7,005	6,887,506

Series 2021-154, Class ZL, 3.00%, 9/20/51	62,856	62,913,014

Series 2021-156, Class ZQ, 2.50%, 9/20/51	5,328	5,181,860

Series 2021-159, Class ZJ, 2.50%, 9/20/51	9,479	9,312,739

Series 2021-159, Class ZP, 2.00%, 9/20/51	9,817	9,368,785

Series 2021-160, Class NZ, 3.00%, 9/20/51	16,184	16,080,647

Series 2021-172, Class ZA, 3.00%, 9/20/51	3,811	3,797,348

Series 2021-175, Class DZ, 3.00%, 10/20/51	13,765	13,783,383

Series 2021-177, Class DZ, 3.00%, 10/20/51	9,584	9,611,127

Series 2021-177, Class JZ, 3.00%, 10/20/51	9,815	9,835,714

Series 2021-182, Class KZ, 3.00%, 10/20/51	8,763	8,785,284

Series 2021-182, Class UZ, 3.00%, 10/20/51	34,000	34,085,955

Series 2021-199, Class ZM, 3.00%, 11/20/51(7)	13,242	13,244,299

Interest Only:(3)

Series 2014-98, Class IM, 1.665%, 1/20/43(5)	7,303	231,649

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)

Interest Only:(3) (continued)

Series 2015-151, Class KI, 1.017%, 11/20/42(5)	$9,126	$240,091

Series 2017-104, Class SD, 6.114%, (6.20% - 1 mo. USD LIBOR), 7/20/47(2)	3,447	519,630

Series 2017-121, Class DS, 4.414%, (4.50% - 1 mo. USD LIBOR), 8/20/47(2)	4,229	459,026

Series 2018-127, Class SG, 6.164%, (6.25% - 1 mo. USD LIBOR), 9/20/48(2)	10,376	1,454,998

Series 2019-27, Class SA, 5.964%, (6.05% - 1 mo. USD LIBOR), 2/20/49(2)	4,017	561,381

Series 2019-38, Class SQ, 5.964%, (6.05% - 1 mo. USD LIBOR), 3/20/49(2)	9,739	1,420,838

Series 2019-43, Class BS, 5.964%, (6.05% - 1 mo. USD LIBOR), 4/20/49(2)	6,114	846,418

Series 2020-97, Class MI, 2.50%, 3/20/50	8,123	747,299

Series 2020-146, Class IQ, 2.00%, 10/20/50	175,716	17,250,997

Series 2020-146, Class QI, 2.00%, 10/20/50	51,265	5,043,004

Series 2020-162, Class BI, 2.00%, 10/20/50	24,450	2,123,295

Series 2020-167, Class KI, 2.00%, 11/20/50	109,354	10,190,487

Series 2020-167, Class YI, 2.00%, 11/20/50	128,673	12,002,550

Series 2020-173, Class DI, 2.00%, 11/20/50	22,272	2,251,069

Series 2020-176, Class AI, 2.00%, 11/20/50	35,779	3,617,986

Series 2020-176, Class HI, 2.50%, 11/20/50	28,390	2,273,186

Series 2020-181, Class TI, 2.00%, 12/20/50	103,817	10,103,734

Series 2021-9, Class GI, 2.00%, 1/20/51	50,967	4,811,277

Series 2021-46, Class IM, 2.50%, 3/20/51	6,756	568,414

Series 2021-56, Class SD, 2.25%, (2.30% - 30-day average SOFR), 9/20/50(2)	22,210	912,292

Series 2021-56, Class SE, 2.25%, (2.30% - 30-day average SOFR), 10/20/50(2)	8,022	337,161

Series 2021-67, Class SA, 2.25%, (2.30% - 30-day average SOFR), 10/20/50(2)	70,559	3,294,847

Series 2021-77, Class SB, 3.664%, (3.75% - 1 mo. USD LIBOR), 5/20/51(2)	19,556	2,371,811

Series 2021-77, Class SE, 3.664%, (3.75% - 1 mo. USD LIBOR), 5/20/51(2)	11,899	1,407,170

Series 2021-97, Class IG, 2.50%, 8/20/49	97,904	9,152,235

Series 2021-125, Class SA, 3.664%, (3.75% - 1 mo. USD LIBOR), 7/20/51(2)	23,704	2,104,823

Series 2021-140, Class YS, 1.614%, (1.70% - 1 mo. USD LIBOR), 8/20/51(2)	68,621	1,814,205

Series 2021-160, Class IT, 2.50%, 9/20/51	49,000	4,911,469

Series 2021-175, Class SA, 1.716%, (1.80% - 1 mo. USD LIBOR), 10/20/51(2)	125,000	3,744,325

Series 2021-187, Class SB, 1.713%, (1.80% - 1 mo. USD LIBOR), 10/20/51(2)	50,000	1,457,325

Series 2021-193, Class YS, (2.45% - 30-day average SOFR), 11/20/51(2)(17)	60,000	3,147,012

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)

Principal Only:(4)

Series 2009-117, Class PO, 0.00%, 12/16/39	$1,004	$885,523

Series 2010-88, Class OA, 0.00%, 7/20/40	699	615,898

Series 2015-24, Class KO, 0.00%, 6/20/35	963	909,179

		$869,127,839

Total Collateralized Mortgage Obligations (identified cost $2,892,557,914)		$2,831,310,545

Government National Mortgage Association Participation Agreements — 8.5%
Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association Participation Agreements:

2.20%, (1 mo. LIBOR + 1.95%, Floor 0.25%), 10/5/22(1)(8)	$500,000	$501,043,500

2.65%, (1 mo. LIBOR + 2.40%, Floor 0.25%), 10/5/22(1)(8)	358,895	360,580,390

Total Government National Mortgage Association Participation Agreements (identified cost $858,894,662)		$861,623,890

U.S. Government Agency Commercial Mortgage-Backed Securities — 0.2%
Security	Principal Amount (000’s omitted)	Value

Interest Only: (3)

FRESB Mortgage Trust, Series 2021-SB91, Class X1, 0.678%, 8/25/41(5)	$48,000	$2,359,162

Government National Mortgage Association:

Series 2021-101, Class IO, 0.698%, 4/16/63(5)	58,954	4,291,636

Series 2021-132, Class IO, 0.713%, 4/16/63(5)	65,545	4,874,673

Series 2021-144, Class IO, 0.797%, 4/16/63(5)	59,713	4,671,985

Series 2021-186, Class IO, 0.77%, 5/16/63(5)	50,000	3,798,350

Total U.S. Government Agency Commercial Mortgage-Backed Securities (identified cost $19,845,766)		$19,995,806

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Portfolio of Investments — continued

U.S. Government Agency Mortgage-Backed Securities — 60.2%
Security	Principal Amount (000’s omitted)		Value

Federal Home Loan Mortgage Corp.:

1.513%, (COF + 1.25%), with maturity at 2025(9)	$76		$76,825

2.10%, (1 yr. CMT + 1.98%), with maturity at 2034(9)	912		948,307

2.336%, (1 yr. CMT + 2.26%), with maturity at 2035(9)	1,993		2,087,612

2.346%, (1 yr. CMT + 2.24%), with maturity at 2036(9)	652		683,395

2.36%, (1 yr. CMT + 2.25%), with maturity at 2038(9)	637		671,576

2.373%, (1 yr. CMT + 2.31%), with maturity at 2036(9)	670		702,733

2.40%, (1 yr. CMT + 2.28%), with maturity at 2023(9)	16		15,704

2.50%, with various maturities to 2050	19,408		19,968,707

2.735%, (COF + 2.28%), with maturity at 2025(9)	166		168,679

2.779%, (COF + 1.25%), with maturity at 2035(9)	525		539,582

3.00%, with various maturities to 2050	112,551		118,345,278

3.301%, (COF + 1.25%), with maturity at 2032(9)	112		118,424

3.50%, with various maturities to 2050	73,192		77,830,229

3.85%, (COF + 1.25%), with maturity at 2034(9)	32		32,527

4.00%, with maturity at 2050	1,098		1,182,897

4.014%, (COF + 1.25%), with maturity at 2029(9)	8		8,163

4.043%, (COF + 2.29%), with maturity at 2037(9)	640		663,023

4.322%, (5 yr. CMT + 2.52%), with maturity at 2032(9)	184		189,345

4.382%, (COF + 1.25%), with maturity at 2030(9)	184		196,888

4.50%, with various maturities to 2049	3,365		3,636,734

4.679%, (COF + 1.25%), with maturity at 2033(9)	403		414,698

6.00%, with maturity at 2029	141		157,350

7.00%, with maturity at 2033	111		120,089

8.00%, with maturity at 2025	0	(6)	246

			$228,759,011

Federal National Mortgage Association:

1.488%, (COF + 1.25%), with various maturities to 2037(9)	$252		$254,360

1.504%, (COF + 1.25%), with maturity at 2038(9)	32		31,942

1.513%, (COF + 1.25%), with maturity at 2033(9)	163		164,795

2.00%, 30-Year, TBA(10)	200,000		199,612,450

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

2.072%, (1 yr. USD LIBOR + 1.75%), with maturity at 2035(9)	$489	$514,414

2.076%, (1 yr. CMT + 2.076%), with maturity at 2033(9)	274	285,294

2.079%, (COF + 1.84%), with maturity at 2029(9)	2	1,596

2.175%, (1 yr. USD LIBOR + 1.80%), with maturity at 2034(9)	228	240,826

2.178%, (1 yr. CMT + 2.11%), with maturity at 2040(9)	273	285,095

2.22%, (1 yr. CMT + 2.12%), with maturity at 2037(9)	710	743,125

2.28%, (1 yr. CMT + 2.18%), with maturity at 2036(9)	224	236,197

2.302%, (1 yr. CMT + 2.21%), with maturity at 2039(9)	1,188	1,254,419

2.304%, (1 yr. CMT + 2.25%), with maturity at 2033(9)	1,543	1,615,663

2.50%, 30-Year, TBA(10)	2,785,627	2,854,831,512

2.50%, with various maturities to 2051	58,432	60,152,111

2.254%, (1 yr. CMT + 2.15%), with maturity at 2031(9)	269	272,739

2.514%, (COF + 2.19%), with maturity at 2030(9)	71	72,310

2.515%, (COF + 1.25%), with maturity at 2036(9)	83	86,420

2.585%, (1 yr. CMT + 2.49%), with maturity at 2038(9)	533	563,987

2.934%, (COF + 1.25%), with maturity at 2036(9)	173	180,867

3.00%, with various maturities to 2050	63,280	66,304,267

3.154%, (COF + 1.25%), with maturity at 2034(9)	377	390,446

3.248%, (COF + 1.25%), with maturity at 2034(9)	519	543,974

3.344%, (COF + 1.25%), with maturity at 2035(9)	166	171,536

3.50%, with various maturities to 2050	111,244	117,958,598

3.521%, (COF + 2.34%), with maturity at 2026(9)	105	108,176

3.533%, (COF + 1.80%), with maturity at 2036(9)	526	556,847

3.631%, (COF + 1.25%), with maturity at 2034(9)	225	231,175

3.686%, (COF + 1.73%), with maturity at 2035(9)	316	335,647

3.927%, (COF + 1.25%), with maturity at 2036(9)	47	50,051

3.971%, (COF + 1.77%), with maturity at 2035(9)	238	253,482

3.981%, (COF + 1.81%), with maturity at 2034(9)	240	257,874

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

4.00%, with various maturities to 2050	$80,564	$86,492,190

4.105%, (COF + 1.25%), with maturity at 2033(9)	233	252,060

4.245%, (COF + 1.87%), with maturity at 2034(9)	160	166,984

4.50%, with maturity at 2049	5,695	6,143,831

4.674%, (COF + 1.49%), with maturity at 2029(9)	327	350,331

4.936%, (COF + 1.73%), with maturity at 2034(9)	89	96,242

5.00%, with various maturities to 2048	2,883	3,117,860

6.00%, with various maturities to 2031	28	30,299

6.328%, (COF + 2.00%), with maturity at 2032(9)	45	50,681

		$3,405,262,673

Government National Mortgage Association:

2.125%, (1 yr. CMT + 1.50%), with various maturities to 2027(9)	$149	$151,714

2.50%, with various maturities to 2051	1,280,315	1,318,010,310

3.00%, 30-Year, TBA(10)	175,000	181,518,126

3.00%, with various maturities to 2051	864,550	900,204,559

4.00%, with various maturities to 2050	4,063	4,328,148

4.50%, with various maturities to 2049	26,730	28,581,304

		$2,432,794,161

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $6,107,327,441)		$6,066,815,845

U.S. Government Guaranteed Small Business Administration Pools & Loans — 2.90%
Description	Principal Amount (000’s omitted)	Value

0.875%, (USD Prime - 2.375%), 2/25/29(1)	$64,530	$65,242,860

1.00%, (USD Prime - 2.25%), 1/25/44 to 2/25/44(1)	72,436	73,051,473

1.05%, (USD Prime - 2.20%), 4/25/44(1)	30,257	30,601,441

2.25%, (USD Prime - 1.00%), 4/25/44(1)	35,480	38,165,574

2.575%, (USD Prime - 0.675%), 2/25/44(1)	31,527	34,583,554

Interest Only: (11)(12)

1.03%, 1/18/39	422	14,150

1.26%, 2/15/44	1,507	76,172

1.31%, 11/26/43	3,136	139,961

1.51%, 2/15/44	1,107	62,879

1.56%, 6/29/43 to 3/14/44	1,402	78,096

1.68%, 9/12/43 to 11/1/43	2,697	155,587

1.76%, 12/18/28	119	4,291

1.81%, 6/15/43 to 3/15/44	6,159	360,707

1.88%, 12/18/43 to 12/27/43	6,109	386,497

1.91%, 7/15/42 to 4/15/44	18,761	1,160,710

Description	Principal Amount (000’s omitted)	Value

Interest Only: (11)(12) (continued)

1.93%, 6/14/43 to 2/8/44	$26,775	$1,731,196

2.01%, 3/12/29 to 3/15/44	7,381	442,809

2.06%, 3/15/29 to 3/21/44	15,450	1,092,526

2.13%, 9/14/43 to 1/9/44	5,182	361,903

2.16%, 3/15/42 to 4/15/44	7,391	523,752

2.18%, 12/3/28 to 2/15/44	22,390	1,602,285

2.253%, 11/1/32 to 5/16/43(13)	102,616	6,109,400

2.26%, 12/28/28 to 1/15/44	4,581	333,458

2.31%, 12/15/28 to 8/11/44	32,144	2,377,246

2.349%, 2/21/33 to 4/1/43(13)	26,044	1,977,779

2.38%, 8/31/28 to 12/27/43	3,374	255,924

2.41%, 6/15/42 to 4/15/44	22,483	1,808,122

2.43%, 5/7/28 to 2/14/44	20,275	1,625,962

2.48%, 3/15/44	2,674	228,953

2.51%, 7/12/28 to 1/15/44	3,746	283,641

2.56%, 12/15/28 to 9/18/44	34,502	2,897,457

2.61%, 12/15/28 to 4/15/29	527	26,705

2.63%, 9/13/42 to 1/11/44	4,350	393,297

2.647%, 3/21/23 to 12/13/42(13)	34,106	2,116,009

2.66%, 2/15/29 to 4/15/44	15,084	1,321,681

2.68%, 10/19/28 to 2/19/44	20,858	1,727,356

2.76%, 10/1/28 to 2/15/44	12,217	882,645

2.81%, 3/15/29 to 4/24/44	30,765	2,711,820

2.88%, 7/12/43 to 12/27/43	3,872	374,901

2.91%, 3/15/44	699	72,078

2.93%, 6/13/28 to 2/15/44	7,296	636,543

3.01%, 10/13/28 to 1/15/44	2,114	180,449

3.06%, 12/15/28 to 4/15/44	4,396	455,001

3.13%, 9/29/43 to 1/31/44	8,577	935,410

3.16%, 12/15/43	330	38,311

3.177%, 1/21/24 to 7/28/42(13)	14,820	924,813

3.18%, 5/8/28 to 2/19/44	10,158	847,434

3.26%, 10/18/28 to 3/15/44	5,899	529,432

3.31%, 4/15/29 to 3/7/44	5,257	607,291

3.36%, 1/15/29 to 4/15/44	162	15,689

3.38%, 3/10/26 to 3/23/42(13)	447	36,663

3.38%, 8/17/43 to 1/16/44	10,095	1,242,804

3.41%, 4/15/44	2,755	324,967

3.43%, 4/27/28 to 2/6/44	35,486	3,156,231

3.51%, 10/4/28 to 3/15/44	16,385	1,619,959

3.56%, 12/28/28 to 3/15/44	12,936	1,239,399

3.61%, 12/27/28	11	796

3.66%, 11/15/43 to 4/15/44	16,687	2,082,740

3.98%, 12/11/28 to 12/13/28	378	31,656

4.11%, 12/31/28	34	2,963

Total U.S. Government Guaranteed Small Business Administration Pools & Loans (identified cost $294,313,154)		$292,271,408

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Portfolio of Investments — continued

U.S. Department of Agriculture Guaranteed Loan Participation Agreements — 0.1%
Security	Principal Amount (000’s omitted)	Value

U.S. Department of Agriculture Loan Participation Agreement, 2.75%, 10/31/61(14)	$10,787	$10,787,631

Total U.S. Department of Agriculture Guaranteed Loan Participation Agreements (identified cost $10,787,200)		$10,787,631

Short-Term Investments — 23.0%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(15)	2,318,224,411	$2,318,224,411

Total Short-Term Investments (identified cost $2,318,224,411)		$2,318,224,411

Total Purchased Swaptions — 0.0%(16) (identified cost $240,000)		$1,820,763

Total Investments — 123.0% (identified cost $12,502,190,548)		$12,402,850,299

Total Written Swaptions — (0.1)% (premiums received $0)		$(6,940,140)

TBA Sale Commitments — (2.0)%

U.S. Government Agency Mortgage-Backed Securities — (2.0)%
Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association, 2.00%, 30-Year, TBA(10)	$(200,000)	$(202,111,930)

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $202,937,500)		$(202,111,930)

Total TBA Sale Commitments (proceeds $202,937,500)		$(202,111,930)

Other Assets, Less Liabilities — (20.9)%		$(2,113,608,943)

Net Assets — 100.0%		$10,080,189,286

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2021.
(2)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2021.

(3)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(4)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(5)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2021.

(6)	Principal amount is less than $500.

(7)	When-issued security.

(8)	Represents a participation interest, through a participation agreement with a financial institution, in mortgage loans guaranteed by Government National Mortgage Association.

(9)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2021.

(10)

TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.

(11)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(12)	Securities comprise a trust that is wholly-owned by the Fund and may only be sold on a pro rata basis with all securities in the trust.

(13)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2021 of all interest only securities comprising the certificate.

(14)	Represents a participation interest, through a participation agreement with a financial institution, in loans guaranteed by the U.S. Department of Agriculture

(15)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

(16)	Amount is less than 0.05%.

(17)	When-issued, variable rate security whose interest rate will be determined after October 31, 2021.

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Portfolio of Investments — continued

Purchased Interest Rate Swaptions — 0.0%(1)

Description	Counterparty	Notional Amount		Expiration Date	Value

Option to enter into interest rate swap expiring 1/21/52 to pay 2.228% and receive 3-month USD-LIBOR	Bank of America, N.A.	USD	300,000,000	1/21/22	$1,820,763

Total					$1.820,763

(1)	Amount is less than 0.05%.

Written Interest Rate Swaptions — (0.1)%

Description	Counterparty	Notional Amount		Expiration Date	Value

Option to enter into interest rate swap expiring 1/21/52 to pay 1.628% and receive 3-month USD-LIBOR	Bank of America, N.A.	USD	300,000,000	1/21/22	$(6,940,140)

Total					$(6,940,140)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

CME 90-Day Eurodollar	15,000	Long	12/19/22	$3,717,375,000	$(11,971,700)

U.S. 10-Year Treasury Note	(20,423)	Short	12/21/21	(2,669,349,922)	47,204,497

					$35,232,797

Abbreviations:

CME	–	Chicago Mercantile Exchange

CMT	–	Constant Maturity Treasury

COF	–	Cost of Funds 11th District

LIBOR	–	London Interbank Offered Rate

SOFR	–	Secured Overnight Financing Rate

TBA	–	To Be Announced

Currency Abbreviations:

USD	–	United States Dollar

16	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value (identified cost, $10,183,966,137)	$10,084,625,888

Affiliated investment, at value (identified cost, $2,318,224,411)	2,318,224,411

Cash	403,548,289

Deposits for derivatives collateral — financial futures contracts	26,679,700

Deposits for forward purchase commitments	28,167,000

Interest receivable	28,575,311

Dividends receivable from affiliated investment	61,413

Receivable for investments sold	758,668,801

Receivable for TBA sale commitments	202,937,500

Receivable for Fund shares sold	23,307,316

Receivable for variation margin on open financial futures contracts	207,227

Miscellaneous receivable	23,821,416

Total assets	$13,898,824,272

Liabilities

Written swaptions outstanding, at value (premiums received, $0)	$6,940,140

Payable for investments purchased	19,541,278

Payable for when-issued securities/forward purchase commitments	3,534,433,574

TBA sale commitments, at value (proceeds receivable, $202,937,500)	202,111,930

Payable for Fund shares redeemed	47,294,705

Distributions payable	1,420,342

Payable to affiliates:

Investment adviser fee	3,972,625

Distribution and service fees	586,058

Trustees’ fees	9,063

Accrued expenses	2,325,271

Total liabilities	$3,818,634,986

Net Assets	$10,080,189,286

Sources of Net Assets

Paid-in capital	$10,297,816,257

Accumulated loss	(217,626,971)

Total	$10,080,189,286

17	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Statement of Assets and Liabilities — continued

Advisers Class Shares	October 31, 2021

Net Assets	$276,067,247

Shares Outstanding	34,534,397

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$7.99

Class A Shares

Net Assets	$2,018,166,194

Shares Outstanding	252,269,186

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.00

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$8.18

Class C Shares

Net Assets	$103,518,427

Shares Outstanding	12,922,555

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.01

Class I Shares

Net Assets	$7,682,437,418

Shares Outstanding	961,415,181

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$7.99

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

18	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest	$171,171,685

Dividends from affiliated investment	1,595,802

Total investment income	$172,767,487

Expenses

Investment adviser fee	$47,070,657

Distribution and service fees

Advisers Class(1)	219,065

Class A	5,959,328

Class C	1,052,068

Trustees’ fees and expenses	108,500

Custodian fee	1,503,264

Transfer and dividend disbursing agent fees	2,861,954

Legal and accounting services	398,217

Printing and postage	905,259

Registration fees	638,415

Miscellaneous	293,169

Total expenses	$61,009,896

Net investment income	$111,757,591

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(79,555,461)

Investment transactions — affiliated investment	(102,533)

Financial futures contracts	9,256,845

Net realized loss	$(70,401,149)

Change in unrealized appreciation (depreciation) —

Investments	$(53,702,717)

TBA sale commitments	752,165

Written swaptions	(6,940,140)

Financial futures contracts	26,847,105

Net change in unrealized appreciation (depreciation)	$(33,043,587)

Net realized and unrealized loss	$(103,444,736)

Net increase in net assets from operations	$8,312,855

(1)	For the period from the commencement of operations, May 17, 2021, to October 31, 2021.

19	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$111,757,591	$76,871,499

Net realized gain (loss)	(70,401,149)	69,040,167

Net change in unrealized appreciation (depreciation)	(33,043,587)	(14,785,022)

Net increase in net assets from operations	$8,312,855	$131,126,644

Distributions to shareholders —

Advisers Class(1)	$(1,183,676)	$—

Class A	(33,424,816)	(19,817,666)

Class C	(1,035,440)	(1,961,124)

Class I	(127,267,351)	(104,911,195)

Total distributions to shareholders	$(162,911,283)	$(126,689,985)

Tax return of capital to shareholders —

Advisers Class(1)	$(79,612)	$—

Class A	(1,916,162)	—

Class C	(55,636)	—

Class I	(7,173,558)	—

Total tax return of capital to shareholders	$(9,224,968)	$—

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Advisers Class(1)	$368,764,472	$—

Class A	2,190,246,920	1,716,531,390

Class C	26,990,553	87,232,304

Class I	6,434,038,662	6,096,879,711

Net asset value of shares issued to shareholders in payment of distributions declared

Advisers Class(1)	1,263,246	—

Class A	34,491,244	19,056,382

Class C	1,076,699	1,913,806

Class I	116,747,938	89,290,771

Cost of shares redeemed

Advisers Class(1)	(91,932,766)	—

Class A	(1,946,274,994)	(774,568,785)

Class C	(54,748,658)	(49,852,824)

Class I	(5,511,503,113)	(3,029,608,915)

Net asset value of shares converted

Class A	12,770,602	7,617,325

Class C	(12,770,602)	(7,617,325)

Net increase in net assets from Fund share transactions	$1,569,160,203	$4,156,873,840

Net increase in net assets	$1,405,336,807	$4,161,310,499

Net Assets

At beginning of year	$8,674,852,479	$4,513,541,980

At end of year	$10,080,189,286	$8,674,852,479

(1)	For the period from the commencement of operations, May 17, 2021, to October 31, 2021.

20	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Financial Highlights

	Advisers Class
	Period Ended October 31, 2021(1)

Net asset value — Beginning of period	$8.100

Income (Loss) From Operations

Net investment income(2)	$0.033

Net realized and unrealized loss	(0.089)

Total loss from operations	$(0.056)

Less Distributions

From net investment income	$(0.051)

Tax return of capital	(0.003)

Total distributions	$(0.054)

Net asset value — End of period	$7.990

Total Return(3)	(0.70	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$276,067

Ratios (as a percentage of average daily net assets):

Expenses	0.75	%(5)

Net investment income	0.90	%(5)

Portfolio Turnover of the Fund	310	%(6)(7)

(1)	For the period from the commencement of operations, May 17, 2021, to October 31, 2021.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	For the year ended October 31, 2021.

(7)	Includes the effect of To Be Announced (TBA) transactions.

21	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Financial Highlights — continued

	Class A

	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value — Beginning of year	$8.120		$8.100		$8.200		$8.250		$8.270

Income (Loss) From Operations

Net investment income(1)	$0.072		$0.097		$0.202		$0.219		$0.173

Net realized and unrealized gain (loss)	(0.072)		0.104		(0.057)		(0.068)		(0.012)

Total income from operations	$—		$0.201		$0.145		$0.151		$0.161

Less Distributions

From net investment income	$(0.114)		$(0.166)		$(0.245)		$(0.201)		$(0.181)

From net realized gain	—		(0.015)		—		—		—

Tax return of capital	(0.006)		—		—		—		—

Total distributions	$(0.120)		$(0.181)		$(0.245)		$(0.201)		$(0.181)

Net asset value — End of year	$8.000		$8.120		$8.100		$8.200		$8.250

Total Return(2)	(0.01)%		2.51%		1.78%		1.85%		1.97%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,018,166		$1,764,637		$795,015		$394,465		$181,071

Ratios (as a percentage of average daily net assets):(4)

Expenses	0.77%		0.82	%(3)	0.85	%(3)	0.90%		0.92%

Net investment income	0.89%		1.19%		2.47%		2.67%		2.09%

Portfolio Turnover of the Fund	310	%(5)	152	%(5)	59%		42	%(6)	19	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes interest expense, including on reverse repurchase agreements, of 0.02% and 0.02% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.

(4)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolio/Portfolios.

(5)	Includes the effect of To Be Announced (TBA) transactions.

(6)

Represents the portfolio turnover of Short-Term U.S. Government Portfolio from November 1, 2017 to October 12, 2018. The portfolio turnover based on the Fund’s investments in securities for the period October 15, 2018, the date the Fund began investing its assets directly, through October 31, 2018 was less than 1%.

(7)

Percentage is based on the Fund’s contributions to and withdrawals from the Portfolio(s) for the period while the Fund was investing in the Portfolio(s) and excludes the investment activity of the Portfolio(s).

References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018 and fiscal years prior thereto.

22	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value — Beginning of year	$8.130		$8.110		$8.210		$8.260		$8.280

Income (Loss) From Operations

Net investment income(1)	$0.024		$0.054		$0.154		$0.169		$0.124

Net realized and unrealized gain (loss)	(0.073)		0.098		(0.058)		(0.067)		(0.012)

Total income (loss) from operations	$(0.049)		$0.152		$0.096		$0.102		$0.112

Less Distributions

From net investment income	$(0.067)		$(0.117)		$(0.196)		$(0.152)		$(0.132)

From net realized gain	—		(0.015)		—		—		—

Tax return of capital	(0.004)		—		—		—		—

Total distributions	$(0.071)		$(0.132)		$(0.196)		$(0.152)		$(0.132)

Net asset value — End of year	$8.010		$8.130		$8.110		$8.210		$8.260

Total Return(2)	(0.60)%		1.89%		1.18%		1.24%		1.36%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$103,518		$144,742		$112,868		$66,706		$57,129

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.37%		1.42	%(3)	1.45	%(3)	1.50%		1.53%

Net investment income	0.30%		0.67%		1.88%		2.05%		1.49%

Portfolio Turnover of the Fund	310	%(5)	152	%(5)	59%		42	%(6)	19	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes interest expense, including on reverse repurchase agreements, of 0.02% and 0.02% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.

(4)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolio/Portfolios.

(5)	Includes the effect of To Be Announced (TBA) transactions.

(6)

Represents the portfolio turnover of Short-Term U.S. Government Portfolio from November 1, 2017 to October 12, 2018. The portfolio turnover based on the Fund’s investments in securities for the period October 15, 2018, the date the Fund began investing its assets directly, through October 31, 2018 was less than 1%.

(7)

Percentage is based on the Fund’s contributions to and withdrawals from the Portfolio(s) for the period while the Fund was investing in the Portfolio(s) and excludes the investment activity of the Portfolio(s).

References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018 and fiscal years prior thereto.

23	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value — Beginning of year	$8.110		$8.090		$8.190		$8.240		$8.260

Income (Loss) From Operations

Net investment income(1)	$0.093		$0.118		$0.223		$0.243		$0.194

Net realized and unrealized gain (loss)	(0.073)		0.103		(0.058)		(0.071)		(0.012)

Total income from operations	$0.020		$0.221		$0.165		$0.172		$0.182

Less Distributions

From net investment income	$(0.133)		$(0.186)		$(0.265)		$(0.222)		$(0.202)

From net realized gain	—		(0.015)		—		—		—

Tax return of capital	(0.007)		—		—		—		—

Total distributions	$(0.140)		$(0.201)		$(0.265)		$(0.222)		$(0.202)

Net asset value — End of year	$7.990		$8.110		$8.090		$8.190		$8.240

Total Return(2)	0.24%		2.76%		2.04%		2.11%		2.23%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$7,682,437		$6,765,473		$3,605,659		$1,282,116		$325,222

Ratios (as a percentage of average daily net assets):(4)

Expenses	0.52%		0.57	%(3)	0.60	%(3)	0.65%		0.67%

Net investment income	1.15%		1.46%		2.73%		2.96%		2.35%

Portfolio Turnover of the Fund	310	%(5)	152	%(5)	59%		42	%(6)	19	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes interest expense, including on reverse repurchase agreements, of 0.02% and 0.02% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.

(4)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolio/Portfolios.

(5)	Includes the effect of To Be Announced (TBA) transactions.

(6)

Represents the portfolio turnover of Short-Term U.S. Government Portfolio from November 1, 2017 to October 12, 2018. The portfolio turnover based on the Fund’s investments in securities for the period October 15, 2018, the date the Fund began investing its assets directly, through October 31, 2018 was less than 1%.

(7)

Percentage is based on the Fund’s contributions to and withdrawals from the Portfolio(s) for the period while the Fund was investing in the Portfolio(s) and excludes the investment activity of the Portfolio(s).

References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018 and fiscal years prior thereto.

24	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Government Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Adviser Class and Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

25

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Notes to Financial Statements — continued

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

J  Swaptions — A purchased swaption contract grants the Fund, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Fund purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Fund the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Fund writes a swaption, the premium received by the Fund is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Fund’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

K  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.

26

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Notes to Financial Statements — continued

L  Forward Sale Commitments — The Fund may enter into forward sale commitments to sell generic U.S. government agency mortgage-backed securities to hedge its portfolio positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as an asset and a corresponding liability, which is subsequently valued at approximately the current market value of the underlying security in accordance with the Fund’s policies on investment valuations discussed above. The Fund records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Fund realizes a gain or loss on investments based on the price established when the Fund entered into the commitment. If the Fund enters into a forward sale commitment for the delivery of a security that it does not own or has the right to obtain, it is subject to the risk of loss if the purchase price to settle the commitment is higher than the price at which it was sold.

M  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$162,911,283	$118,923,636

Long-term capital gains	$—	$7,766,349

Tax return of capital	$9,224,968	$—

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(108,741,349)

Net unrealized depreciation	(107,465,280)

Distributions payable	(1,420,342)

Accumulated loss	$(217,626,971)

At October 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $108,741,349 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2021, $103,559,543 are short-term and $5,181,806 are long-term.

27

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts and TBA sale commitments, of the Fund at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$12,301,263,509

Gross unrealized appreciation	$39,316,644

Gross unrealized depreciation	(146,781,924)

Net unrealized depreciation	$(107,465,280)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Fund’s prior fee reduction agreements were incorporated into the New Agreement. Pursuant to the New Agreement (and the Fund’s investment advisory agreement and related fee reduction agreements with BMR in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.500%

$1 billion but less than $2.5 billion	0.475%

$2.5 billion but less than $5 billion	0.455%

$5 billion and over	0.440%

For the year ended October 31, 2021, the Fund’s investment adviser fee amounted to $47,070,657 or 0.45% of the Fund’s average daily net assets. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM, an affiliate of BMR, serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2021, EVM earned $53,045 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $22,702 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2021. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of BMR, EVM and EVD, also received a portion of the sales charge on sales of Class A shares from March 1, 2021 through October 31, 2021 in the amount of $7,204. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers Class/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2021 amounted to $219,065 for Advisers Class shares and $5,959,328 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.60% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2021, the Fund paid or accrued to EVD $742,636 for Class C shares.

28

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Notes to Financial Statements — continued

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2021 amounted to $309,432 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Effective June 1, 2021, Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2021, the Fund was informed that EVD received approximately $12,000 and $32,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments (all U.S. Government and Agency Securities), other than short-term obligations and including maturities, paydowns and TBA transactions, aggregated $33,154,280,927 and $31,133,834,716, respectively, for the year ended October 31, 2021.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Advisers Class	Period Ended October 31, 2021(1)

Sales	45,840,345

Issued to shareholders electing to receive payments of distributions in Fund shares	157,557

Redemptions	(11,463,505)

Net increase	34,534,397

	Year Ended October 31,
Class A	2021	2020

Sales	269,943,383	211,270,192

Issued to shareholders electing to receive payments of distributions in Fund shares	4,268,532	2,347,952

Redemptions	(240,791,624)	(95,445,124)

Converted from Class C shares	1,574,584	939,464

Net increase	34,994,875	119,112,484

	Year Ended October 31,
Class C	2021	2020

Sales	3,324,297	10,719,018

Issued to shareholders electing to receive payments of distributions in Fund shares	133,030	235,575

Redemptions	(6,761,282)	(6,135,370)

Converted to Class A shares	(1,572,564)	(938,298)

Net increase (decrease)	(4,876,519)	3,880,925

29

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2021	2020

Sales	795,793,018	751,078,514

Issued to shareholders electing to receive payments of distributions in Fund shares	14,470,596	11,013,651

Redemptions	(682,857,773)	(373,789,842)

Net increase	127,405,841	388,302,323

(1)	For the period from the commencement of operations, May 17, 2021, to October 31, 2021.

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and written swaptions and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2021 is included in the Portfolio of Investments. At October 31, 2021, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund utilizes futures contracts, options on futures contracts and swaptions to enhance total return, to change the overall duration of the Fund and to hedge against fluctuations in securities prices due to changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2021 was as follows:

	Fair Value
Derivatives	Asset Derivative		Liability Derivative

Futures contracts	$47,204,497	(1)	$(11,971,700	)(1)

Purchased swaptions	1,820,763	(2)	—

Written swaptions	—		(6,940,140	)(3)

Total	$49,025,260		$(18,911,840)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(2)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(3)	Statement of Assets and Liabilities location: Written swaptions outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2021 was as follows:

Derivatives	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Purchased options	$(2,064,442	)(1)	$—

Purchased swaptions	—		1,580,763	(2)

Written swaptions	—		(6,940,140	)(3)

Futures contracts	9,256,845	(4)	26,847,105	(5)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments.

(3)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written swaptions.

(4)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(5)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

30

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2021, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Purchased Swaptions	Written Swaptions

$478,197,000	$3,066,380,000	$23,077,000	$23,077,000

The average number of purchased options contracts outstanding during the year ended October 31, 2021, which is indicative of the volume of this derivative type, was 1,186 contracts.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2021.

10  Investments in Affiliated Funds

At October 31, 2021, the value of the Fund’s investment in affiliated funds was $2,318,224,411, which represents 23.0% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$1,108,350,347	$13,453,014,025	$(12,243,037,428)	$(102,533)	$—	$2,318,224,411	$1,595,802	2,318,224,411

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

31

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Notes to Financial Statements — continued

At October 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Collateralized Mortgage Obligations	$—	$2,831,310,545	$—	$2,831,310,545

Government National Mortgage Association Participation Agreements	—	861,623,890	—	861,623,890

U.S. Government Agency Commercial Mortgage-Backed Securities	—	19,995,806	—	19,995,806

U.S. Government Agency Mortgage-Backed Securities	—	6,066,815,845	—	6,066,815,845

U.S. Government Guaranteed Small Business Administration Loans Pools & Loans	—	292,271,408	—	292,271,408

U.S. Department of Agriculture Guaranteed Loan Participation Agreements	—	10,787,631	—	10,787,631

Short-Term Investments	—	2,318,224,411	—	2,318,224,411

Purchased Interest Rate Swaptions	—	1,820,763	—	1,820,763

Total Investments	$—	$12,402,850,299	$—	$12,402,850,299

Futures Contracts	$47,204,497	$—	$—	$47,204,497

Total	$47,204,497	$12,402,850,299	$—	$12,450,054,796

Liability Description

TBA Sale Commitments	$—	$(202,111,930)	$—	$(202,111,930)

Written Interest Rate Swaptions	—	(6,940,140)	—	(6,940,140)

Futures Contracts	(11,971,700)	—	—	(11,971,700)

Total	$(11,971,700)	$(209,052,070)	$—	$(221,023,770)

12  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

32

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Government Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Government Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

33

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.

163(j) Interest Dividends.  For the fiscal year ended October 31, 2021, the Fund designates 100% of distributions from net investment income as a 163(j) interest dividend.

34

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

35

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

36

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial

Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

37

Eaton Vance

Short Duration Government Income Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

38

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

39

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

40

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

41

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1560    10.31.21

Eaton Vance

Global Macro Absolute Return Advantage Fund

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser is registered with the CFTC as a commodity pool operator with respect to its management of the Fund. As the commodity pool operator of the Fund, the adviser has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2021

Eaton Vance

Global Macro Absolute Return Advantage Fund

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The world’s financial markets delivered mixed results during the 12-month period ended October 31, 2021. Developed-market and emerging-market equities posted strong gains, and major high yield income indexes advanced. However, a global trend of rising interest rates negatively impacted the performance of high-quality, longer duration bonds.

The period began on a positive note, with financial markets rallying from November through December 2020. During this time, multiple pharmaceutical companies announced that their COVID-19 vaccine candidates were highly effective in late-stage clinical trials. Health officials in the U.S. and abroad subsequently approved the use of one or more of them, and mass immunization programs were underway by year-end. In addition, geopolitical uncertainties eased following the November U.S. presidential election.

The first quarter of 2021 was a volatile period for markets. Global bond yields rose sharply as investors anticipated higher rates of growth and inflation, particularly in the U.S. Yields subsequently stabilized, and returns for major asset classes were broadly positive during the second quarter of 2021. During this period, the rollout of COVID-19 vaccines accelerated in many parts of the world, local officials relaxed social-distancing restrictions, and global economic activity strengthened.

From July through October 2021, developed-market equities performed well. However, emerging-market equities posted sizeable losses, and returns across the global bond markets were generally weak. As July began, investors were still digesting the U.S. Federal Reserve’s mid-June update to its interest rate forecasts, which signaled that the central bank might start raising short-term interest rates sooner than previously indicated. Moreover, COVID-19 cases began to increase due to the spread of the Delta variant. This was particularly challenging for emerging markets that lacked the resources to control the virus.

During the same period, investors also confronted slowing economic growth in China and rising global inflation. China’s economy was affected by power outages, new regulations that hurt innovative Chinese technology companies, and growing financial stress in the country’s property sector. Pandemic-related supply-chain disruptions were an additional headwind — not only for China, but for countries worldwide since they created shortages that fueled inflation. To curb price pressures, a number of emerging-market central banks tightened their monetary policies. In contrast, major developed-market central banks held their policies steady on the view that high inflation would prove temporary.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) returned 5.52% for Class A shares at net asset value (NAV), outperforming its benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index (the Index), which returned 0.06%.

The Fund’s currency exposure made the largest contribution to returns during the period, followed by its sovereign credit exposure. The Fund’s limited allocations to equities and corporate credit were also significant contributors. Commodity exposure made a modest contribution to returns, while interest rate exposure detracted.

By region, Eastern Europe and Western Europe were the top contributors to returns. In Eastern Europe, a long local bond position in Ukraine was a standout performer. This position benefited from strength in the country’s currency and news that a major index provider planned to include Ukraine in its local bond index. In Western Europe, long equity and local bond positions in Iceland boosted returns.

Investments in the Middle East & Africa (MEA) and Asia added value during the period. In MEA, long positions in Egyptian local bonds and sovereign credit were particularly helpful. In Asia, a long equity position in Vietnam — a country that has substantial exposure to international commerce — performed well as global trade accelerated.

Latin America made a modest contribution to returns during the period, aided by a long sovereign credit position in the Dominican Republic. By period-end, this position was sold from the Fund. However, losses in other holdings — especially a long Colombian interest rate position — limited gains in the region during the period.

The Dollar Bloc — Canada, New Zealand, and Australia — negatively affected returns during the period. The region’s primary detractor was a short New Zealand dollar position. The New Zealand dollar strengthened on expectations that the country’s central bank would raise interest rates, which it ultimately did in October 2021.

The Fund used derivatives extensively to both hedge select undesired risk exposures as well as gain select desired risk exposures. Some of the above commentary about notable drivers of performance at the country level involved the use of derivatives. The Fund’s use of derivatives broadly weighed on returns versus the Index. Interest rate swaps used to gain select exposures as well as hedge others contributed to performance. However, credit default swaps used to gain short exposure to certain sovereign credits, which also acted as hedges to other exposures in certain cases, hurt performance during the period. Currency forwards used to gain both long and short exposure to select currencies around the world further detracted from performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2021

Performance2,3

Portfolio Managers John R. Baur, Patrick Campbell, CFA, Kyle Lee, CFA and Federico Sequeda, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	08/31/2010	08/31/2010	5.52%	3.30%	3.57%
Class A with 4.75% Maximum Sales Charge	—	—	0.52	2.30	3.07
Class C at NAV	08/31/2010	08/31/2010	4.85	2.60	2.85
Class C with 1% Maximum Sales Charge	—	—	3.85	2.60	2.85
Class I at NAV	08/31/2010	08/31/2010	5.93	3.62	3.89
Class R at NAV	12/01/2010	08/31/2010	5.36	3.12	3.38
Class R6 at NAV	05/31/2017	08/31/2010	5.94	3.71	3.93

ICE BofA 3-Month U.S. Treasury Bill Index	—	—	0.06%	1.15%	0.63%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6

Gross	1.59%	2.29%	1.29%	1.79%	1.26%
Net	1.44	2.14	1.14	1.64	1.11

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2011	$13,250	N.A.
Class I	$250,000	10/31/2011	$366,250	N.A.
Class R	$10,000	10/31/2011	$13,943	N.A.
Class R6	$1,000,000	10/31/2011	$1,471,464	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2021

Fund Profile5

Asset Allocation (% of net assets)6

*	Net of securities sold short.

SBA — Small Business Administration

Foreign Currency Exposure (% of net assets)7

Egypt	12.4%

Ukraine	10.1

Russia	6.4

Indonesia	4.7

Iceland	4.5

Hungary	4.1

Poland	4.0

Serbia	4.0

Uganda	3.6

Australia	3.4

Uzbekistan	3.0

Malaysia	2.5

South Korea	2.3

Uruguay	2.2

Czech Republic	2.0

Kenya	2.0

Peru	1.1

Zambia	1.0

Vietnam	1.0

Colombia	1.0

Other	2.4	*

Philippines	–2.6

Bahrain	–2.8

New Zealand	–3.5

China	–3.6

South Africa	–4.5

Saudi Arabia	–7.8

Oman	–10.0

United Arab Emirates	–22.8

Euro	–25.0

Total Long	77.9

Total Short	–82.8

Total Net	–4.9

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.
[7]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

Additional Information

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

A long position is the purchase of an investment with the expectation that it will rise in value.

A short position is the sale of a borrowed investment with the expectation that it will decline in value.

5

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period* (5/1/21 – 10/31/21)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,016.50	$7.27	**	1.43%
Class C	$1,000.00	$1,013.90	$10.81	**	2.13%
Class I	$1,000.00	$1,019.20	$5.75	**	1.13%
Class R	$1,000.00	$1,016.70	$8.29	**	1.63%
Class R6	$1,000.00	$1,019.20	$5.55	**	1.09%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.00	$7.27	**	1.43%
Class C	$1,000.00	$1,014.47	$10.82	**	2.13%
Class I	$1,000.00	$1,019.51	$5.75	**	1.13%
Class R	$1,000.00	$1,016.99	$8.29	**	1.63%
Class R6	$1,000.00	$1,019.71	$5.55	**	1.09%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, the expenses would be higher.

6

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Investment in Global Macro Absolute Return Advantage Portfolio, at value (identified cost, $2,184,732,596)	$2,167,597,441

Receivable for Fund shares sold	2,846,987

Receivable from affiliate	141,546

Total assets	$2,170,585,974

Liabilities

Payable for Fund shares redeemed	$3,342,482

Payable to affiliates:

Distribution and service fees	199,805

Trustees’ fees	43

Accrued expenses	466,036

Total liabilities	$4,008,366

Net Assets	$2,166,577,608

Sources of Net Assets

Paid-in capital	$2,361,503,979

Accumulated loss	(194,926,371)

Total	$2,166,577,608

Class A Shares

Net Assets	$676,641,137

Shares Outstanding	64,732,151

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.45

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$10.97

Class C Shares

Net Assets	$14,020,140

Shares Outstanding	1,377,107

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.18

Class I Shares

Net Assets	$836,705,608

Shares Outstanding	78,810,376

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.62

Class R Shares

Net Assets	$1,398,497

Shares Outstanding	135,427

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.33

Class R6 Shares

Net Assets	$637,812,226

Shares Outstanding	60,016,573

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.63

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest and other income allocated from Portfolio (net of foreign taxes, $3,416,365)	$171,223,201

Dividends allocated from Portfolio (net of foreign taxes, $82,057)	2,612,979

Expenses, excluding interest and dividend expense, allocated from Portfolio	(27,328,036)

Interest and dividend expense allocated from Portfolio	(2,801,271)

Total investment income from Portfolio	$143,706,873

Expenses

Distribution and service fees

Class A	$2,413,652

Class C	159,464

Class R	7,072

Trustees’ fees and expenses	500

Custodian fee	61,937

Transfer and dividend disbursing agent fees	3,021,606

Legal and accounting services	72,852

Printing and postage	193,671

Registration fees	137,849

Miscellaneous	28,580

Total expenses	$6,097,183

Deduct —

Allocation of expenses to affiliate	$2,819,379

Total expense reductions	$2,819,379

Net expenses	$3,277,804

Net investment income	$140,429,069

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $3,036)	$37,767,869

Written options	370,176

Securities sold short	(1,068,578)

Futures contracts	14,474,706

Swap contracts	(33,764,415)

Forward commodity contracts	(5,880,832)

Foreign currency transactions	(4,039,548)

Forward foreign currency exchange contracts	(29,265,231)

Non-deliverable bond forward contracts	(18,256,249)

Net realized loss	$(39,662,102)

Change in unrealized appreciation (depreciation) —

Investments (including net decrease in accrued foreign capital gains taxes of $99,684)	$21,938,316

Securities sold short	(8,110,526)

Futures contracts	7,492,242

Swap contracts	17,232,959

Forward commodity contracts	4,136,419

Foreign currency	874,611

Forward foreign currency exchange contracts	15,726,799

Non-deliverable bond forward contracts	(1,416,884)

Net change in unrealized appreciation (depreciation)	$57,873,936

Net realized and unrealized gain	$18,211,834

Net increase in net assets from operations	$158,640,903

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$140,429,069	$159,269,544

Net realized gain (loss)	(39,662,102)	45,234,843

Net change in unrealized appreciation (depreciation)	57,873,936	(43,176,204)

Net increase in net assets from operations	$158,640,903	$161,328,183

Distributions to shareholders —

Class A	$(41,471,150)	$(31,695,427)

Class C	(744,070)	(875,479)

Class I	(72,890,969)	(74,463,466)

Class R	(69,913)	(57,122)

Class R6	(40,092,547)	(16,669,348)

Total distributions to shareholders	$(155,268,649)	$(123,760,842)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$250,282,567	$167,949,872

Class C	1,282,209	815,648

Class I	329,681,750	473,771,416

Class R	243,953	447,427

Class R6	417,048,516	728,914,385

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	41,025,183	31,462,714

Class C	743,814	792,763

Class I	55,272,515	45,258,310

Class R	69,913	57,122

Class R6	15,181,951	14,201,255

Cost of shares redeemed

Class A	(380,943,414)	(241,261,577)

Class C	(4,390,157)	(9,711,075)

Class I	(843,331,694)	(1,338,531,493)

Class R	(424,888)	(587,011)

Class R6	(492,419,815)	(173,833,865)

Net asset value of shares converted

Class A	4,620,369	1,461,383

Class C	(4,620,369)	(1,461,383)

Net decrease in net assets from Fund share transactions	$(610,677,597)	$(300,254,109)

Net decrease in net assets	$(607,305,343)	$(262,686,768)

Net Assets

At beginning of year	$2,773,882,951	$3,036,569,719

At end of year	$2,166,577,608	$2,773,882,951

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2021

Financial Highlights

	Class A

	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value — Beginning of year	$10.450		$10.250		$9.510		$10.560		$10.180

Income (Loss) From Operations

Net investment income(1)	$0.524		$0.549		$0.564		$0.479		$0.416

Net realized and unrealized gain (loss)	0.049		0.066		0.176		(1.239)		0.111

Total income (loss) from operations	$0.573		$0.615		$0.740		$(0.760)		$0.527

Less Distributions

From net investment income	$(0.573)		$(0.415)		$—		$(0.290)		$(0.147)

Total distributions	$(0.573)		$(0.415)		$—		$(0.290)		$(0.147)

Net asset value — End of year	$10.450		$10.450		$10.250		$9.510		$10.560

Total Return(2)	5.52	%(3)	6.15	%(3)	7.78	%(3)	(7.40	)%(3)	5.25%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$676,641		$758,795		$789,497		$122,402		$123,985

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.46	%(3)	1.44	%(3)	1.57	%(3)	1.45	%(3)	1.53%

Net investment income	5.03%		5.35%		5.70%		4.73%		4.07%

Portfolio Turnover of the Portfolio	82%		80%		71%		75%		76%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.11%, 0.15%, 0.18% and 0.10% of average daily net assets for the years ended October 31, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.11%, 0.09%, 0.22%, 0.07% and 0.04% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2021

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value — Beginning of year	$10.150		$9.930		$9.270		$10.330		$9.970

Income (Loss) From Operations

Net investment income(1)	$0.441		$0.468		$0.453		$0.399		$0.347

Net realized and unrealized gain (loss)	0.043		0.056		0.207		(1.214)		0.095

Total income (loss) from operations	$0.484		$0.524		$0.660		$(0.815)		$0.442

Less Distributions

From net investment income	$(0.454)		$(0.304)		$—		$(0.245)		$(0.082)

Total distributions	$(0.454)		$(0.304)		$—		$(0.245)		$(0.082)

Net asset value — End of year	$10.180		$10.150		$9.930		$9.270		$10.330

Total Return(2)	4.85	%(3)	5.29	%(3)	7.12	%(3)	(8.08	)%(3)	4.58%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$14,020		$20,894		$30,108		$59,782		$64,164

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	2.16	%(3)	2.14	%(3)	2.29	%(3)	2.15	%(3)	2.24%

Net investment income	4.33%		4.69%		4.80%		4.03%		3.43%

Portfolio Turnover of the Portfolio	82%		80%		71%		75%		76%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.11%, 0.15%, 0.18% and 0.10% of average daily net assets for the years ended October 31, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.11%, 0.09%, 0.24%, 0.07% and 0.06% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2021

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value — Beginning of year	$10.610		$10.390		$9.610		$10.680		$10.300

Income (Loss) From Operations

Net investment income(1)	$0.565		$0.592		$0.570		$0.514		$0.462

Net realized and unrealized gain (loss)	0.047		0.062		0.216		(1.250)		0.098

Total income (loss) from operations	$0.612		$0.654		$0.786		$(0.736)		$0.560

Less Distributions

From net investment income	$(0.602)		$(0.434)		$(0.006)		$(0.334)		$(0.180)

Total distributions	$(0.602)		$(0.434)		$(0.006)		$(0.334)		$(0.180)

Net asset value — End of year	$10.620		$10.610		$10.390		$9.610		$10.680

Total Return(2)	5.93	%(3)	6.36	%(3)	8.18	%(3)	(7.12	)%(3)	5.53%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$836,706		$1,293,211		$2,075,104		$3,731,477		$3,379,555

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.16	%(3)	1.14	%(3)	1.29	%(3)	1.15	%(3)	1.24%

Net investment income	5.35%		5.70%		5.81%		5.04%		4.43%

Portfolio Turnover of the Portfolio	82%		80%		71%		75%		76%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.11%, 0.15%, 0.18% and 0.10% of average daily net assets for the years ended October 31, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.11%, 0.09%, 0.24%, 0.07% and 0.06% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively.

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2021

Financial Highlights — continued

	Class R

	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value — Beginning of year	$10.330		$10.120		$9.410		$10.440		$10.070

Income (Loss) From Operations

Net investment income(1)	$0.497		$0.526		$0.515		$0.451		$0.398

Net realized and unrealized gain (loss)	0.055		0.064		0.195		(1.217)		0.104

Total income (loss) from operations	$0.552		$0.590		$0.710		$(0.766)		$0.502

Less Distributions

From net investment income	$(0.552)		$(0.380)		$—		$(0.264)		$(0.132)

Total distributions	$(0.552)		$(0.380)		$—		$(0.264)		$(0.132)

Net asset value — End of year	$10.330		$10.330		$10.120		$9.410		$10.440

Total Return(2)	5.36	%(3)	5.97	%(3)	7.55	%(3)	(7.53	)%(3)	5.05%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,398		$1,506		$1,566		$1,801		$2,294

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.66	%(3)	1.64	%(3)	1.79	%(3)	1.65	%(3)	1.74%

Net investment income	4.82%		5.18%		5.35%		4.50%		3.91%

Portfolio Turnover of the Portfolio	82%		80%		71%		75%		76%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.11%, 0.15%, 0.18% and 0.10% of average daily net assets for the years ended October 31, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.11%, 0.09%, 0.24%, 0.07% and 0.05% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively.

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2021

Financial Highlights — continued

	Class R6

	Year Ended October 31,								Period Ended October 31, 2017(1)
	2021		2020		2019		2018

Net asset value — Beginning of period	$10.620		$10.410		$9.640		$10.690		$10.530

Income (Loss) From Operations

Net investment income(2)	$0.567		$0.576		$0.579		$0.534		$0.179

Net realized and unrealized gain (loss)	0.057		0.079		0.207		(1.245)		(0.019)

Total income (loss) from operations	$0.624		$0.655		$0.786		$(0.711)		$0.160

Less Distributions

From net investment income	$(0.614)		$(0.445)		$(0.016)		$(0.339)		$—

Total distributions	$(0.614)		$(0.445)		$(0.016)		$(0.339)		$—

Net asset value — End of period	$10.630		$10.620		$10.410		$9.640		$10.690

Total Return(3)	5.94	%(4)	6.56	%(4)	8.07	%(4)	(6.88	)%(4)	1.52	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$637,812		$699,477		$140,294		$173,234		$7,959

Ratios (as a percentage of average daily net assets):(6)

Expenses(7)	1.13	%(4)	1.11	%(4)	1.26	%(4)	1.10	%(4)	1.20	%(8)

Net investment income	5.36%		5.53%		5.86%		5.30%		3.97	%(8)

Portfolio Turnover of the Portfolio	82%		80%		71%		75%		76	%(9)

(1)	For the period from commencement of operations on May 31, 2017 to October 31, 2017.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.11%, 0.15%, 0.18% and 0.10% of average daily net assets for the years ended October 31, 2021, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.11%, 0.09%, 0.24%, 0.08% and 0.11% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and the period ended October 31, 2017, respectively.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2017.

14	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Absolute Return Advantage Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (82.4% at October 31, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

15

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2021

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$155,268,649	$123,760,842

During the year ended October 31, 2021, accumulated loss was increased by $24,497,961 and paid-in capital was increased by $24,497,961 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$83,018,468

Deferred capital losses	(150,043,360)

Net unrealized depreciation	(127,901,479)

Accumulated loss	$(194,926,371)

At October 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $150,043,360 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2021, $118,179,247 are short-term and $31,864,113 are long-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory and administrative agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory and administrative agreement with EVM in effect prior to March 1, 2021), the investment adviser and administration fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	1.000%

$500 million but less than $1 billion	0.950%

$1 billion but less than $2.5 billion	0.925%

$2.5 billion but less than $5 billion	0.900%

$5 billion and over	0.880%

16

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2021

Notes to Financial Statements — continued

For the year ended October 31, 2021, the Fund incurred no investment adviser and administration fee on such assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.35%, 2.05%, 1.05%, 1.55% and 1.02% of the Fund’s average daily net assets for Class A, Class C, Class I, Class R and Class R6, respectively. This agreement may be changed or terminated after February 28, 2022. Pursuant to this agreement, EVM was allocated $2,819,379 of the Fund’s operating expenses for the year ended October 31, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2021, EVM earned $489,063 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,921 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2021. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2021 amounted to $2,413,652 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2021, the Fund paid or accrued to EVD $119,598 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2021, the Fund paid or accrued to EVD $3,536 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2021 amounted to $39,866 and $3,536 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2021, the Fund was informed that EVD received approximately $100 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $238,096,475 and $1,009,134,060, respectively.

17

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2021

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2021	2020

Sales	24,077,939	16,323,345

Issued to shareholders electing to receive payments of distributions in Fund shares	4,018,137	3,045,761

Redemptions	(36,395,330)	(23,922,666)

Converted from Class C shares	437,392	143,133

Net decrease	(7,861,862)	(4,410,427)

	Year Ended October 31,
Class C	2021	2020

Sales	126,078	82,532

Issued to shareholders electing to receive payments of distributions in Fund shares	74,381	78,569

Redemptions	(432,012)	(987,990)

Converted to Class A shares	(450,110)	(147,229)

Net decrease	(681,663)	(974,118)

	Year Ended October 31,
Class I	2021	2020

Sales	31,282,867	45,898,141

Issued to shareholders electing to receive payments of distributions in Fund shares	5,345,504	4,326,798

Redemptions	(79,752,936)	(128,093,023)

Net decrease	(43,124,565)	(77,868,084)

	Year Ended October 31,
Class R	2021	2020

Sales	23,741	44,409

Issued to shareholders electing to receive payments of distributions in Fund shares	6,922	5,584

Redemptions	(41,015)	(58,917)

Net decrease	(10,352)	(8,924)

	Year Ended October 31,
Class R6	2021	2020

Sales	39,296,680	68,115,804

Issued to shareholders electing to receive payments of distributions in Fund shares	1,466,855	1,356,376

Redemptions	(46,594,746)	(17,107,065)

Net increase (decrease)	(5,831,211)	52,365,115

18

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Advantage Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

19

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the foreign tax credit and 163(j) dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2021, the Fund designates approximately $1,336,066, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended October 31, 2021, the Fund paid foreign taxes of $3,501,458 and recognized foreign source income of $164,425,570.

163(j) Interest Dividends.  For the fiscal year ended October 31, 2021, the Fund designates 80.20% of distributions from net investment income as a 163(j) interest dividend.

20

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments

Collateralized Mortgage Obligations — 0.2%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Interest Only:(1)

Series 2770, Class SH, 7.01%, (7.10% - 1 mo. USD LIBOR), 3/15/34(2)	$957	$213,182

Series 4791, Class JI, 4.00%, 5/15/48	11,668	1,401,459

		$1,614,641

Federal National Mortgage Association:

Interest Only:(1)

Series 424, Class C8, 3.50%, 2/25/48	$14,305	$1,819,451

Series 2010-109, Class PS, 6.514%, (6.60% - 1 mo. USD LIBOR), 10/25/40(2)	2,077	409,040

Series 2018-21, Class IO, 3.00%, 4/25/48	12,193	1,372,072

Series 2018-58, Class BI, 4.00%, 8/25/48	2,082	267,544

		$3,868,107

Total Collateralized Mortgage Obligations (identified cost $29,600,866)		$5,482,748

U.S. Government Guaranteed Small Business Administration Loans(3)(4) — 1.0%
Security	Principal Amount (000’s omitted)	Value

1.63%, 11/20/42	$1,189	$70,510

1.88%, 10/30/42 to 12/28/42	10,386	673,700

2.13%, 1/25/43	1,645	117,839

2.24%, 11/15/32 to 4/10/43(5)	40,470	3,293,997

2.38%, 11/30/42 to 3/1/43	5,942	524,270

2.63%, 10/27/42 to 3/20/43	8,498	776,165

2.80%, 4/12/27 to 3/10/43(5)	86,820	8,162,769

2.88%, 10/27/42 to 2/13/43	8,566	907,628

3.03%, 2/2/27 to 12/17/43(5)	89,540	8,880,662

3.13%, 10/12/42 to 2/15/43	5,493	665,151

3.38%, 12/18/42	649	85,293

3.63%, 10/27/42 to 3/28/43	23,064	3,161,766

Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $30,901,484)		$27,319,750

Convertible Bonds — 0.4%
Security	Principal Amount (000’s omitted)	Value

Bermuda — 0.2%

Liberty Latin America, Ltd., 2.00%, 7/15/24	$4,760	$4,780,825

Total Bermuda		$4,780,825

Security		Principal Amount (000’s omitted)	Value

India — 0.2%

Indiabulls Housing Finance, Ltd., 4.50%, 9/28/26(6)		$4,605	$4,387,874

Total India			$4,387,874

Total Convertible Bonds (identified cost $9,363,996)			$9,168,699

Foreign Corporate Bonds — 8.2%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.7%

IRSA Propiedades Comerciales S.A., 8.75%, 3/23/23(6)	USD	1,461	$1,397,571

YPF S.A.:

4.00% to 1/1/23, 2/12/26(7)(8)	USD	18,233	15,725,211

4.00% to 1/1/23, 2/12/26(6)(8)	USD	106	91,243

6.95%, 7/21/27(6)	USD	1,428	1,038,263

8.50%, 7/28/25(6)	USD	760	616,178

Total Argentina			$18,868,466

Armenia — 0.6%

Ardshinbank CJSC Via Dilijan Finance BV, 6.50%, 1/28/25(6)	USD	15,040	$14,982,758

Total Armenia			$14,982,758

Belarus — 0.1%

Eurotorg, LLC Via Bonitron DAC, 9.00%, 10/22/25(6)	USD	3,827	$4,001,128

Total Belarus			$4,001,128

Brazil — 1.3%

Braskem America Finance Co., 7.125%, 7/22/41(6)	USD	1,778	$2,158,074

Braskem Netherlands Finance BV, 5.875%, 1/31/50(6)	USD	6,191	6,597,594

MC Brazil Downstream Trading S.a.r.l., 7.25%, 6/30/31(7)	USD	5,892	5,744,700

Odebrecht Offshore Drilling Finance, Ltd., 6.72%, 12/1/22(6)	USD	2,766	2,752,372

Oi Movel S.A., 8.75%, 7/30/26(6)	USD	8,917	9,278,139

Petrobras Global Finance BV, 6.90%, 3/19/49	USD	736	774,640

Vale S.A., 2.762%(9)(10)	BRL	64,850	6,110,366

Total Brazil			$33,415,885

21	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Bulgaria — 0.4%

Eurohold Bulgaria AD, 6.50%, 12/7/22(6)	EUR	9,718	$10,972,616

Total Bulgaria			$10,972,616

China — 0.1%

Times China Holdings, Ltd., 5.55%, 6/4/24(6)	USD	4,735	$3,865,737

Total China			$3,865,737

Georgia — 0.4%

Georgia Capital JSC:

6.125%, 3/9/24(6)	USD	2,988	$3,082,122

6.125%, 3/9/24(7)	USD	2,580	2,661,270

Silknet JSC, 11.00%, 4/2/24(6)	USD	3,388	3,647,453

Total Georgia			$9,390,845

Honduras — 0.2%

Inversiones Atlantida S.A., 7.50%, 5/19/26(6)	USD	4,625	$4,798,035

Total Honduras			$4,798,035

Iceland — 1.1%

Arion Banki HF, 6.00%, 4/12/24(6)	ISK	1,720,000	$13,982,829

Islandsbanki HF, 6.40%, 10/26/23	ISK	900,000	7,322,493

Landsbankinn HF, 5.00%, 11/23/23(6)	ISK	1,020,000	8,115,664

WOW Air HF:

0.00%(9)(11)(12)	EUR	121	0

0.00%, (3 mo. EURIBOR + 9.00%), 9/24/24(11)(12)	EUR	5,500	0

Total Iceland			$29,420,986

India — 0.5%

Indian Railway Finance Corp., Ltd., 2.80%, 2/10/31(6)	USD	10,939	$10,576,479

JSW Steel, Ltd., 5.05%, 4/5/32(6)	USD	2,277	2,317,023

Total India			$12,893,502

Mexico — 0.5%

Alpha Capital DIP, 1.00%, 2/5/22	USD	270	$256,513

Alpha Holding S.A. de CV:

9.00%, 2/10/25(6)(12)	USD	5,879	835,523

10.00%, 12/19/22(6)(12)	USD	2,864	407,032

Braskem Idesa SAPI, 6.99%, 2/20/32(6)	USD	4,630	4,745,750

Grupo Kaltex S.A. de CV, 8.875%, 4/11/22(6)	USD	1,779	1,670,694

Petroleos Mexicanos, 6.75%, 9/21/47	USD	5,400	4,787,424

Total Mexico			$12,702,936

Security		Principal Amount (000’s omitted)	Value

Moldova — 0.3%

Aragvi Finance International DAC, 8.45%, 4/29/26(6)	USD	8,981	$9,287,405

Total Moldova			$9,287,405

Nigeria — 0.2%

SEPLAT Petroleum Development Co. PLC, 7.75%, 4/1/26(6)	USD	4,892	$5,046,098

Total Nigeria			$5,046,098

Paraguay — 0.3%

Frigorifico Concepcion S.A., 7.70%, 7/21/28(7)	USD	7,075	$7,221,841

Total Paraguay			$7,221,841

Peru — 0.1%

PetroTal Corp., 12.00%, 2/16/24(6)(7)	USD	1,265	$1,340,900

Total Peru			$1,340,900

Russia — 0.2%

Tinkoff Bank JSC Via TCS Finance, Ltd., 6.00% to 12/20/26(6)(9)(13)	USD	6,161	$6,143,749

Total Russia			$6,143,749

South Africa — 0.3%

Petra Diamonds US Treasury PLC, 10.50% PIK, 3/8/26(6)(14)	USD	7,299	$7,545,229

Total South Africa			$7,545,229

Turkey — 0.3%

Limak Iskenderun Uluslararasi Liman Isletmeciligi AS, 9.50%, 7/10/36(6)	USD	6,880	$6,893,299

Total Turkey			$6,893,299

Uzbekistan — 0.6%

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV (FMO), 15.00%, 12/8/22(6)	UZS	177,000,000	$16,584,345

Total Uzbekistan			$16,584,345

Total Foreign Corporate Bonds (identified cost $224,587,025)			$215,375,760

22	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Loan Participation Notes — 2.1%
Security		Principal Amount (000’s omitted)	Value

Uzbekistan — 2.1%

Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/23(6)(11)(15)	UZS	294,368,000	$27,863,117

Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank “Asaka”), 18.70%, 7/26/23(6)(11)(15)	UZS	290,568,000	27,403,067

Total Uzbekistan			$55,266,184

Total Loan Participation Notes (identified cost $58,226,059)			$55,266,184

Senior Floating-Rate Loans — 0.0%(16)
Borrower/Description		Principal Amount (000’s omitted)	Value

Argentina — 0.0%(16)

Desa, LLC, Term Loan, 0.188%, 6/30/24(11)(26)		$1,204	$977,300

Total Argentina			$977,300

Total Senior Floating-Rate Loans (identified cost $977,300)			$977,300

Sovereign Government Bonds — 50.0%
Security		Principal Amount (000’s omitted)	Value

Argentina — 1.1%

Republic of Argentina, 2.50% to 7/9/22, 7/9/41(8)	USD	80,794	$27,966,684

Total Argentina			$27,966,684

Bahrain — 1.1%

Kingdom of Bahrain:

5.45%, 9/16/32(6)	USD	18,625	$18,268,331

6.00%, 9/19/44(6)	USD	7,172	6,660,888

7.50%, 9/20/47(6)	USD	4,847	5,030,449

Total Bahrain			$29,959,668

Barbados — 1.7%

Government of Barbados, 6.50%, 10/1/29(6)	USD	43,780	$44,108,048

Total Barbados			$44,108,048

Security		Principal Amount (000’s omitted)	Value

Belarus — 0.5%

Republic of Belarus, 5.875%, 2/24/26(6)	USD	14,016	$12,949,803

Total Belarus			$12,949,803

Benin — 1.1%

Benin Government International Bond, 6.875%, 1/19/52(6)	EUR	23,680	$27,545,521

Total Benin			$27,545,521

Croatia — 1.3%

Croatia Government International Bond:

1.125%, 3/4/33(6)	EUR	19,199	$21,980,601

1.75%, 3/4/41(6)	EUR	10,868	12,800,792

Total Croatia			$34,781,393

Ecuador — 1.0%

Republic of Ecuador:

0.50% to 7/31/22, 7/31/40(6)(8)	USD	5,728	$2,878,136

1.00% to 7/31/22, 7/31/35(6)(8)	USD	11,300	7,500,488

5.00% to 7/31/22, 7/31/30(6)(8)	USD	20,447	17,022,156

Total Ecuador			$27,400,780

Egypt — 8.2%

Arab Republic of Egypt:

5.875%, 2/16/31(6)	USD	5,643	$5,111,159

6.375%, 4/11/31(6)	EUR	33,607	36,754,524

6.588%, 2/21/28(6)	USD	14,053	13,827,309

7.60%, 3/1/29(6)	USD	8,373	8,439,817

8.70%, 3/1/49(6)	USD	14,552	13,613,105

Egypt Government Bond:

14.06%, 1/12/26	EGP	633,513	40,176,008

14.483%, 4/6/26	EGP	805,398	51,829,069

14.556%, 10/13/27	EGP	279,103	18,000,413

14.664%, 10/6/30	EGP	443,431	28,160,635

Total Egypt			$215,912,039

Iceland — 2.1%

Republic of Iceland:

5.00%, 11/15/28	ISK	2,319,313	$19,033,273

6.50%, 1/24/31	ISK	3,752,922	34,310,075

8.00%, 6/12/25	ISK	323,582	2,870,357

Total Iceland			$56,213,705

23	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

India — 0.3%

Export-Import Bank of India:

2.25%, 1/13/31(6)	USD	3,486	$3,261,054

3.25%, 1/15/30(6)	USD	4,572	4,651,166

Total India			$7,912,220

Indonesia — 4.7%

Indonesia Government Bond:

6.50%, 2/15/31	IDR	438,300,000	$31,710,428

7.50%, 4/15/40	IDR	1,234,018,000	91,631,335

Total Indonesia			$123,341,763

Ivory Coast — 1.8%

Ivory Coast Government International Bond:

4.875%, 1/30/32(6)	EUR	7,119	$8,070,683

5.25%, 3/22/30(6)	EUR	19,942	23,771,579

6.625%, 3/22/48(6)	EUR	12,058	13,938,419

6.875%, 10/17/40(6)	EUR	1,643	1,998,794

Total Ivory Coast			$47,779,475

Lebanon — 0.6%

Lebanese Republic:

6.25%, 11/4/24(6)(12)	USD	11,108	$1,729,793

6.25%, 6/12/25(6)(12)	USD	7,800	1,203,306

6.40%, 5/26/23(12)	USD	11,020	1,710,139

6.65%, 4/22/24(6)(12)	USD	16,582	2,582,232

6.65%, 11/3/28(6)(12)	USD	2,923	448,505

6.85%, 5/25/29(12)	USD	9,378	1,417,297

7.00%, 12/3/24(12)	USD	4,878	759,505

7.00%, 3/20/28(6)(12)	USD	15,142	2,347,010

7.15%, 11/20/31(6)(12)	USD	12,224	1,881,763

8.20%, 5/17/33(12)	USD	4,223	650,257

8.25%, 5/17/34(12)	USD	3,507	543,585

Total Lebanon			$15,273,392

New Zealand — 1.1%

New Zealand Government Bond, 2.50%, 9/20/40(6)(17)	NZD	32,768	$30,135,362

Total New Zealand			$30,135,362

Pakistan — 0.1%

Islamic Republic of Pakistan, 8.875%, 4/8/51(6)	USD	3,558	$3,588,428

Total Pakistan			$3,588,428

Security		Principal Amount (000’s omitted)	Value

Romania — 2.5%

Romania Government International Bond:

2.625%, 12/2/40(6)	EUR	1,710	$1,812,946

2.75%, 4/14/41(6)	EUR	4,109	4,380,249

3.375%, 1/28/50(6)	EUR	11,763	13,266,574

4.625%, 4/3/49(6)	EUR	34,377	46,064,597

Total Romania			$65,524,366

Serbia — 3.8%

Serbia Treasury Bond:

4.50%, 8/20/32	RSD	4,395,300	$44,954,001

5.875%, 2/8/28	RSD	4,868,870	54,295,473

Total Serbia			$99,249,474

Suriname — 2.3%

Republic of Suriname:

9.25%, 10/26/26(6)(12)	USD	79,171	$57,398,975

9.25%, 10/26/26(7)(12)	USD	200	145,000

12.875%, 12/30/23(6)(12)	USD	2,634	1,789,803

Total Suriname			$59,333,778

Thailand — 1.9%

Thailand Government Bond, 1.25%, 3/12/28(6)(17)	THB	1,661,859	$49,476,899

Total Thailand			$49,476,899

Ukraine — 10.5%

Ukraine Government International Bond:

1.258%, GDP-Linked, 5/31/40(6)(18)	USD	23,827	$25,167,983

9.79%, 5/26/27	UAH	255,062	8,553,677

12.52%, 5/13/26	UAH	1,605,408	60,233,003

15.84%, 2/26/25	UAH	4,416,509	182,081,615

Total Ukraine			$276,036,278

Uruguay — 1.4%

Uruguay Government International Bond:

8.25%, 5/21/31	UYU	1,469,748	$33,122,955

9.875%, 6/20/22(6)	UYU	160,704	3,700,101

Total Uruguay			$36,823,056

Uzbekistan — 0.0%(16)

Republic of Uzbekistan, 14.50%, 11/25/23(6)	UZS	6,120,000	$586,931

Total Uzbekistan			$586,931

24	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Zambia — 0.9%

Zambia Government Bond:

11.00%, 1/25/26	ZMW	454,760	$19,219,341

11.00%, 9/20/26	ZMW	18,560	745,843

12.00%, 3/22/28	ZMW	36,400	1,375,096

12.00%, 5/31/28	ZMW	11,710	436,572

13.00%, 6/28/31	ZMW	28,040	953,334

15.00%, 2/16/27	ZMW	20,160	922,711

Total Zambia			$23,652,897

Total Sovereign Government Bonds (identified cost $1,305,933,780)			$1,315,551,960

Sovereign Loans — 6.9%
Borrower		Principal Amount (000’s omitted)	Value

Ivory Coast — 0.2%

Republic of Ivory Coast, Term Loan, 5.75%, (6 mo. EURIBOR + 5.75%), 1/6/28(19)	EUR	5,655	$6,599,596

Total Ivory Coast			$6,599,596

Kenya — 1.0%

Government of Kenya:

Term Loan, 6.616%, (6 mo. USD LIBOR + 6.45%), 6/29/25(19)	USD	23,868	$24,169,047

Term Loan, 6.87%, (6 mo. USD LIBOR + 6.70%), 10/24/24(19)	USD	2,983	3,007,178

Total Kenya			$27,176,225

Tanzania — 5.7%

Government of the United Republic of Tanzania:

Term Loan, 5.364%, (6 mo. USD LIBOR + 5.20%), 6/23/22(19)	USD	14,514	$14,668,529

Term Loan, 5.456%, (6 mo. USD LIBOR + 5.20%), 6/23/22(19)	USD	41,914	42,470,111

Term Loan, 6.446%, (6 mo. USD LIBOR + 6.30%), 4/28/31(19)	USD	92,880	91,845,967

Total Tanzania			$148,984,607

Total Sovereign Loans (identified cost $182,644,336)			$182,760,428

Common Stocks — 4.7%
Security	Shares	Value

Brazil — 0.7%

Pagseguro Digital, Ltd., Class A(20)	90,400	$3,272,480

Petroleo Brasileiro S.A. ADR	821,100	8,063,202

StoneCo, Ltd., Class A(20)	125,000	4,232,500

XP, Inc., Class A(20)	110,300	3,618,943

Total Brazil		$19,187,125

Bulgaria — 0.5%

Eurohold Bulgaria AD(20)	11,361,600	$14,370,366

Total Bulgaria		$14,370,366

Cyprus — 0.4%

Bank of Cyprus Holdings PLC(20)	8,424,416	$9,904,401

Total Cyprus		$9,904,401

Egypt — 0.2%

Taaleem Management Services Co. SAE(20)	17,865,400	$5,109,076

Total Egypt		$5,109,076

Greece — 0.7%

Alpha Services and Holdings S.A.(20)	989,900	$1,261,985

Eurobank Ergasias Services and Holdings S.A.(20)	1,672,700	1,756,866

Hellenic Telecommunications Organization S.A.	172,300	3,058,982

JUMBO S.A.	110,300	1,641,742

Motor Oil (Hellas) Corinth Refineries S.A.(20)	59,100	1,003,165

Mytilineos S.A.	77,500	1,416,276

National Bank of Greece S.A.(20)	348,300	1,099,838

OPAP S.A.	161,100	2,515,948

Piraeus Financial Holdings S.A.(20)	1,446,800	2,472,519

Public Power Corp. S.A.(20)	76,400	831,076

Titan Cement International S.A.(20)	6,605	114,851

Total Greece		$17,173,248

Iceland — 1.2%

Arion Banki HF(7)	6,077,250	$9,201,152

Eik Fasteignafelag HF(20)	18,588,405	1,790,576

Eimskipafelag Islands HF	1,546,259	5,304,659

Hagar HF	5,986,965	2,949,338

Islandsbanki HF(20)	3,417,619	3,330,535

Reginn HF(20)	8,414,968	2,022,287

Reitir Fasteignafelag HF	5,436,483	3,458,073

Siminn HF	26,075,530	2,471,943

Total Iceland		$30,528,563

25	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Security	Shares	Value

United Kingdom — 0.0%(16)

Tesnik Cuatro, Ltd.(11)	584,285	$390,302

Total United Kingdom		$390,302

Vietnam — 1.0%

Bank for Foreign Trade of Vietnam JSC	402,510	$1,730,729

Binh Minh Plastics JSC	62,700	165,533

Coteccons Construction JSC	205,470	649,351

Ho Chi Minh City Infrastructure Investment JSC(20)	1,200,300	1,185,835

Hoa Phat Group JSC	1,703,870	4,275,372

KIDO Group Corp.	47,900	121,745

Masan Group Corp.	192,500	1,276,795

Mobile World Investment Corp.	558,000	3,448,286

Refrigeration Electrical Engineering Corp.(20)	602,660	1,983,480

SSI Securities Corp.	388,188	691,842

Viet Capital Securities JSC	564,678	1,591,024

Vietnam Dairy Products JSC	488,096	1,946,243

Vietnam Prosperity JSC Bank(20)	1,227,914	2,048,726

Vietnam Technological & Commercial Joint Stock Bank(20)	921,400	2,235,999

Vingroup JSC(20)	634,652	2,672,155

Total Vietnam		$26,023,115

Total Common Stocks (identified cost $115,709,316)		$122,686,196

Reinsurance Side Cars — 0.8%
Security	Principal Amount/ Shares	Value

Eden Re II, Ltd., Series 2021A, 0.00%, 3/21/25(7)(11)(21)	$7,100,000	$7,169,580

Mt. Logan Re Ltd., Series A-1(11)(20)(21)(22)	8,600	7,849,035

Sussex Capital, Ltd., Series 14, Preference Shares(11)(20)(21)(22)	7,500	7,127,735

Total Reinsurance Side Cars (identified cost $23,200,000)		$22,146,350

Warrants — 0.0%(16)
Security	Shares	Value

IRSA Inversiones y Representaciones S.A., Exp. 3/5/26(20)	383,780	$88,500

Total Warrants (identified cost $0)		$88,500

Short-Term Investments — 17.5%
Affiliated Fund — 9.3%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(23)	244,492,544	$244,492,544

Total Affiliated Fund (identified cost $244,492,544)		$244,492,544

Repurchase Agreements — 5.6%
Description	Principal Amount (000’s omitted)	Value

Barclays Bank PLC:

Dated 9/29/21 with an interest rate of 0.25% payable by the Portfolio, collateralized by $3,918,000 Country Garden Holdings Co., Ltd., 3.125%, due 10/22/25 and a market value, including accrued interest, of $3,656,635(24)	$3,766	$3,765,911

Dated 9/29/21 with an interest rate of 0.25% payable by the Portfolio, collateralized by $5,887,000 Country Garden Holdings Co., Ltd., 2.70%, due 7/12/26 and a market value, including accrued interest, of $5,389,457(24)	5,523	5,523,272

Dated 9/29/21 with an interest rate of 0.25% payable by the Portfolio, collateralized by $6,015,000 Country Garden Holdings Co., Ltd., 7.25%, due 4/8/26 and a market value, including accrued interest, of $6,281,493(24)	6,610	6,610,426

Dated 10/4/21 with an interest rate of 0.20% payable by the Portfolio, collateralized by $7,358,000 Chile Government International Bond, 3.86%, due 6/21/47 and a market value, including accrued interest, of $8,108,876(24)	8,002	8,001,825

Dated 10/7/21 with an interest rate of 0.50% payable by the Portfolio, collateralized by $1,423,000 Peruvian Government International Bond, 3.55%, due 3/10/51 and a market value, including accrued interest, of $1,446,621(24)	1,437	1,437,230

Dated 10/25/21 with an interest rate of 0.20% payable by the Portfolio, collateralized by $580,000 Corp. Nacional del Cobre de Chile, 4.375%, due 2/5/49 and a market value, including accrued interest, of $661,242(24)	648	648,368

Dated 10/25/21 with an interest rate of 0.20% payable by the Portfolio, collateralized by $1,890,000 Chile Government International Bond, 3.50%, due 1/25/50 and a market value, including accrued interest, of $1,944,986(24)	1,899	1,898,665

26	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Description	Principal Amount (000’s omitted)	Value

Barclays Bank PLC: (continued)

Dated 10/25/21 with an interest rate of 0.25% payable by the Portfolio, collateralized by $1,068,000 Peruvian Government International Bond, 5.625%, due 11/18/50 and a market value, including accrued interest, of $1,485,726(24)	$1,501	$1,500,704

JPMorgan Chase Bank, N.A.:

Dated 10/7/21 with an interest rate of 0.10% payable by the Portfolio, collateralized by $4,906,000 Qatar Government International Bond, 4.817%, due 3/14/49 and a market value, including accrued interest, of $6,354,692(24)	6,584	6,583,987

Dated 10/25/21 with a maturity date of 11/1/21, an interest rate of 0.30% payable by the Portfolio and repurchase proceeds of $30,456,588, collateralized by GBP 10,018,170 United Kingdom Gilt Bond, 0.25%, due 3/22/52 and a market value, including accrued interest, of $29,733,431	30,458	30,458,111

Nomura International PLC:

Dated 7/27/21 with an interest rate of 0.25% payable by the Portfolio, collateralized by $14,656,000 Qatar Government International Bond, 4.817%, due 3/14/49 and a market value, including accrued interest, of $18,983,768(24)	20,306	20,305,522

Dated 9/28/21 with an interest rate of 0.25% payable by the Portfolio, collateralized by $6,696,000 Corp. Nacional del Cobre de Chile, 4.375%, due 2/5/49 and a market value, including accrued interest, of $7,633,926(24)	8,255	8,254,963

Dated 9/28/21 with an interest rate of 0.25% payable by the Portfolio, collateralized by $6,561,000 Chile Government International Bond, 3.86%, due 6/21/47 and a market value, including accrued interest, of $7,230,543(24)	7,787	7,787,382

Dated 9/28/21 with an interest rate of 0.25% payable by the Portfolio, collateralized by $13,240,000 Peruvian Government International Bond, 5.625%, due 11/18/50 and a market value, including accrued interest, of $18,418,545(24)	19,976	19,975,983

Dated 9/29/21 with an interest rate of 0.25% payable by the Portfolio, collateralized by $7,894,000 Corp. Nacional del Cobre de Chile, 4.375%, due 2/5/49 and a market value, including accrued interest, of $8,999,732(24)	9,766	9,765,983

Description		Principal Amount (000’s omitted)	Value

Nomura International PLC: (continued)

Dated 10/4/21 with an interest rate of 0.20% payable by the Portfolio, collateralized by $9,998,000 Peruvian Government International Bond, 5.625%, due 11/18/50 and a market value, including accrued interest, of $13,908,505(24)		$14,847	$14,847,030

Total Repurchase Agreements (identified cost $147,365,362)			$147,365,362

Sovereign Government Securities — 0.5%
Security		Principal Amount (000’s omitted)	Value

Uruguay — 0.5%

Uruguay Monetary Regulation Bill:

0.00%, 12/3/21	UYU	438,905	$9,878,703

0.00%, 2/25/22	UYU	110,198	2,440,708

Total Uruguay			$12,319,411

Total Sovereign Government Securities (identified cost $12,813,371)			$12,319,411

U.S. Treasury Obligations — 2.1%
Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill:

0.00%, 11/4/21(25)		$13,130	$13,129,967

0.00%, 12/9/21(25)		11,870	11,869,238

0.00%, 1/6/22(25)		30,000	29,996,553

Total U.S. Treasury Obligations (identified cost $54,997,407)			$54,995,758

Total Short-Term Investments (identified cost $459,668,684)			$459,173,075

Total Purchased Options and Swaptions — 0.0%(16) (identified cost $8,837,561)			$951,760

Total Investments — 91.8% (identified cost $2,449,650,407)			$2,416,948,710

27	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Securities Sold Short — (5.3)%

Foreign Corporate Bonds — (1.2)%
Security		Principal Amount (000’s omitted)	Value

Chile — (0.6)%

Corp. Nacional del Cobre de Chile, 4.375%, 2/5/49(6)	USD	(15,170)	$(17,136,352)

Total Chile			$(17,136,352)

China — (0.6)%

Country Garden Holdings Co., Ltd.:

2.70%, 7/12/26(6)	USD	(5,887)	$(5,341,331)

3.125%, 10/22/25(6)	USD	(3,918)	(3,653,574)

7.25%, 4/8/26(6)	USD	(6,015)	(6,253,632)

Total China			$(15,248,537)

Total Foreign Corporate Bonds (proceeds $32,655,378)			$(32,384,889)

Sovereign Government Bonds — (4.1)%
Security		Principal Amount (000’s omitted)	Value

Chile — (0.7)%

Chile Government International Bond:

3.50%, 1/25/50	USD	(1,890)	$(1,927,347)

3.86%, 6/21/47	USD	(13,919)	(15,145,403)

Total Chile			$(17,072,750)

Peru — (1.3)%

Peruvian Government International Bond:

3.55%, 3/10/51	USD	(1,423)	$(1,439,464)

5.625%, 11/18/50	USD	(24,306)	(33,193,732)

Total Peru			$(34,633,196)

Qatar — (1.0)%

Qatar Government International Bond, 4.817%, 3/14/49(6)	USD	(19,562)	$(25,215,438)

Total Qatar			$(25,215,438)

Security		Principal Amount (000’s omitted)	Value

United Kingdom — (1.1)%

United Kingdom Gilt Bond, 0.25%, 3/22/52(6)(17)	GBP	(10,018)	$(29,729,717)

Total United Kingdom			$(29,729,717)

Total Sovereign Government Bonds (proceeds $103,688,097)			$(106,651,101)

Total Securities Sold Short (proceeds $136,343,475)			$(139,035,990)

Other Assets, Less Liabilities — 13.5%			$354,242,676

Net Assets — 100.0%			$2,632,155,396

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(2)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2021.

(3)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(4)	Securities comprise a trust that is wholly-owned by the Portfolio and may only be sold on a pro-rata basis with all securities in the trust.

(5)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2021 of all interest only securities comprising the certificate.

(6)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2021, the aggregate value of these securities is $694,839,595 or 26.4% of the Portfolio’s net assets.

(7)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2021, the aggregate value of these securities is $49,209,654 or 1.9% of the Portfolio’s net assets.

(8)	Step coupon security. Interest rate represents the rate in effect at October 31, 2021.

(9)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(10)	Variable rate security whose coupon rate is linked to the issuer’s mining activities revenue. The coupon rate shown represents the rate in effect at October 31, 2021.

(11)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

28	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

(12)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(13)	Security converts to variable rate after the indicated fixed-rate coupon period.

(14)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(15)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.

(16)	Amount is less than 0.05%.

(17)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(18)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(19)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2021.

(20)	Non-income producing security.

(21)

Security is subject to risk of loss depending on the occurrence, frequency and severity of the loss events that are covered by underlying reinsurance contracts and that may occur during a specified risk period.

(22)	Restricted security (see Note 5).

(23)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

(24)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

(25)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(26)	Fixed-rate loan.

Purchased Interest Rate Swaptions — 0.0%(16)

Description	Counterparty	Notional Amount		Expiration Date	Value

Option to enter into interest rate swap expiring 12/15/26 to pay 3-month ZAR-JIBAR and receive 5.73%	JPMorgan Chase Bank, N.A.	ZAR	319,670,000	12/15/21	$134

Option to enter into interest rate swap expiring 1/7/27 to pay 3-month ZAR-JIBAR and receive 5.70%	Bank of America, N.A.	ZAR	392,480,000	1/7/22	853

Option to enter into interest rate swap expiring 1/10/27 to pay 3-month ZAR-JIBAR and receive 5.70%	Bank of America, N.A.	ZAR	196,240,000	1/10/22	504

Option to enter into interest rate swap expiring 1/12/27 to pay 3-month ZAR-JIBAR and receive 5.70%	JPMorgan Chase Bank, N.A.	ZAR	772,660,000	1/12/22	2,201

Option to enter into interest rate swap expiring 1/17/27 to pay 3-month ZAR-JIBAR and receive 5.73%	JPMorgan Chase Bank, N.A.	ZAR	215,774,000	1/17/22	912

Option to enter into interest rate swap expiring 1/27/27 to pay 3-month ZAR-JIBAR and receive 5.74%	Bank of America, N.A.	ZAR	348,448,000	1/27/22	2,281

Option to enter into interest rate swap expiring 2/10/27 to pay 3-month ZAR-JIBAR and receive 5.88%	Goldman Sachs International	ZAR	921,190,000	2/10/22	15,543

Option to enter into interest rate swap expiring 2/16/27 to pay 3-month ZAR-JIBAR and receive 6.18%	Bank of America, N.A.	ZAR	243,850,000	2/16/22	14,265

Option to enter into interest rate swap expiring 2/21/27 to pay 3-month ZAR-JIBAR and receive 6.47%	Bank of America, N.A.	ZAR	243,850,000	2/21/22	38,470

Option to enter into interest rate swap expiring 2/23/27 to pay 3-month ZAR-JIBAR and receive 6.47%	Goldman Sachs International	ZAR	186,950,000	2/23/22	29,574

Option to enter into interest rate swap expiring 2/23/27 to pay 3-month ZAR-JIBAR and receive 6.54%	Bank of America, N.A.	ZAR	243,850,000	2/23/22	47,592

Total					$152,329

29	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Purchased Call Options — 0.0%(16)

Description	Counterparty	Notional Amount		Spread	Expiration Date	Value

2-year 10 Constant Maturity Swap Curve Cap	Bank of America, N.A.	USD	1,221,400,000	1.06%	12/19/22	$552,916

2-year 10 Constant Maturity Swap Curve Cap	Bank of America, N.A.	USD	596,500,000	1.09	1/4/23	246,515

Total						$799,431

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

IDR	522,864,600,000	USD	36,560,890	11/2/21	$345,028

IDR	708,577,865,950	USD	49,952,617	11/2/21	61,703

IDR	75,951,400,000	USD	5,305,499	11/2/21	55,461

IDR	44,817,000,000	USD	3,131,472	11/2/21	31,895

IDR	708,577,865,950	USD	50,001,966	11/2/21	12,353

IDR	643,633,000,000	USD	45,419,025	11/2/21	11,221

USD	3,162,586	IDR	44,817,000,000	11/2/21	(781)

USD	5,359,636	IDR	75,951,400,000	11/2/21	(1,324)

USD	36,896,803	IDR	522,864,600,000	11/2/21	(9,115)

USD	50,001,966	IDR	708,577,865,950	11/2/21	(12,353)

USD	45,374,198	IDR	643,633,000,000	11/2/21	(56,047)

USD	49,546,742	IDR	708,577,865,950	11/2/21	(467,577)

BRL	2,900,000	USD	513,911	11/3/21	(73)

BRL	3,000,000	USD	531,632	11/3/21	(75)

BRL	3,000,000	USD	531,632	11/3/21	(75)

BRL	4,701,946	USD	833,235	11/3/21	(118)

BRL	6,500,000	USD	1,151,870	11/3/21	(163)

BRL	7,790,714	USD	1,380,598	11/3/21	(196)

BRL	28,300,000	USD	5,015,063	11/3/21	(711)

BRL	80,300,000	USD	14,230,019	11/3/21	(2,017)

BRL	3,940,000	USD	706,207	11/3/21	(8,096)

BRL	4,100,000	USD	749,411	11/3/21	(22,951)

BRL	7,100,000	USD	1,301,744	11/3/21	(43,727)

BRL	7,701,972	USD	1,408,577	11/3/21	(43,899)

BRL	7,875,252	USD	1,446,739	11/3/21	(51,358)

BRL	9,400,000	USD	1,723,680	11/3/21	(58,135)

BRL	11,800,000	USD	2,169,772	11/3/21	(78,982)

BRL	8,215,436	USD	1,547,248	11/3/21	(91,591)

BRL	76,360,000	USD	13,696,861	11/3/21	(166,970)

USD	14,685,684	BRL	80,300,000	11/3/21	457,682

USD	5,078,602	BRL	28,300,000	11/3/21	64,250

USD	1,166,380	BRL	6,500,000	11/3/21	14,673

USD	1,387,672	BRL	7,790,714	11/3/21	7,270

USD	538,798	BRL	3,000,000	11/3/21	7,241

30	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	538,143	BRL	3,000,000	11/3/21	$6,586

USD	518,863	BRL	2,900,000	11/3/21	5,025

USD	835,802	BRL	4,701,946	11/3/21	2,684

USD	13,531,809	BRL	76,360,000	11/3/21	1,918

USD	2,091,086	BRL	11,800,000	11/3/21	296

USD	1,665,781	BRL	9,400,000	11/3/21	236

USD	1,455,863	BRL	8,215,436	11/3/21	206

USD	1,395,579	BRL	7,875,252	11/3/21	198

USD	1,364,872	BRL	7,701,972	11/3/21	193

USD	1,258,196	BRL	7,100,000	11/3/21	178

USD	726,564	BRL	4,100,000	11/3/21	103

USD	698,210	BRL	3,940,000	11/3/21	99

PHP	1,003,020	USD	19,913	11/4/21	(20)

USD	14,693,854	NZD	21,140,836	11/4/21	(455,303)

USD	33,718,803	NZD	48,513,053	11/4/21	(1,044,810)

USD	19,861	PHP	1,000,400	11/4/21	20

RUB	543,800,184	USD	7,330,256	11/8/21	330,010

RUB	490,298,943	USD	6,619,131	11/8/21	287,488

RUB	490,298,944	USD	6,620,996	11/8/21	285,623

USD	16,510,735	RUB	1,180,000,000	11/8/21	(111,390)

RUB	1,042,950,000	USD	14,056,214	11/9/21	632,170

RUB	521,480,000	USD	7,032,724	11/9/21	311,538

RUB	391,105,399	USD	5,267,874	11/9/21	240,258

RUB	369,241,716	USD	4,973,543	11/9/21	226,672

USD	3,701,117	RUB	265,000,000	11/9/21	(31,009)

AUD	128,375,671	USD	93,801,535	11/12/21	2,773,349

USD	61,815,528	AUD	84,600,000	11/12/21	(1,827,646)

RUB	440,930,587	USD	5,853,964	11/16/21	346,485

RUB	384,869,413	USD	5,111,319	11/16/21	300,787

USD	606,593	RUB	44,600,000	11/16/21	(20,581)

AUD	76,800,000	USD	55,813,632	11/22/21	1,963,836

NZD	34,279,831	USD	24,234,126	11/22/21	324,261

NZD	23,478	USD	16,598	11/22/21	222

USD	25,435,900	AUD	35,000,000	11/22/21	(894,977)

USD	6,917,069	NZD	9,784,382	11/22/21	(92,553)

USD	23,060,301	NZD	32,619,423	11/22/21	(308,555)

GBP	14,435,765	USD	19,861,517	11/23/21	(105,158)

GBP	32,870,125	USD	45,224,519	11/23/21	(239,445)

USD	16,126,397	GBP	11,661,681	11/23/21	166,568

USD	10,892,945	GBP	7,901,047	11/23/21	79,807

USD	2,747,147	GBP	1,995,558	11/23/21	16,086

USD	1,605,092	GBP	1,168,964	11/23/21	5,282

USD	655,414	GBP	476,145	11/23/21	3,777

USD	2,378,393	GBP	1,736,189	11/23/21	2,297

31	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	647,035	GBP	471,225	11/23/21	$2,131

USD	935,763	GBP	686,637	11/23/21	(3,948)

USD	9,234,485	PHP	469,758,261	11/26/21	(58,258)

USD	11,621,552	PHP	591,188,347	11/26/21	(73,317)

USD	23,233,969	PHP	1,182,376,696	11/26/21	(155,769)

USD	23,206,608	PHP	1,182,376,696	11/26/21	(183,130)

USD	20,555,350	ZAR	315,719,901	11/26/21	(53,972)

USD	2,609,608	ZAR	40,431,968	11/29/21	(28,684)

BRL	4,701,946	USD	831,104	12/2/21	(2,804)

BRL	2,900,000	USD	515,871	12/2/21	(5,004)

BRL	3,000,000	USD	535,047	12/2/21	(6,564)

BRL	3,000,000	USD	535,719	12/2/21	(7,236)

BRL	7,790,714	USD	1,379,856	12/2/21	(7,436)

BRL	6,500,000	USD	1,159,762	12/2/21	(14,715)

BRL	28,300,000	USD	5,049,784	12/2/21	(64,427)

RUB	476,619,609	USD	6,457,298	12/8/21	213,374

RUB	423,473,664	USD	5,739,837	12/8/21	187,015

RUB	338,778,932	USD	4,581,357	12/8/21	160,124

USD	3,256,384	ZAR	47,186,638	12/8/21	180,902

USD	3,198,878	ZAR	46,361,026	12/8/21	177,207

USD	1,658,163	ZAR	24,039,050	12/8/21	91,370

ZAR	6,070,000	USD	397,056	12/8/21	(1,432)

CLP	522,545,000	USD	676,469	12/9/21	(36,815)

PEN	29,675,168	USD	7,233,435	12/9/21	193,179

COP	26,368,930,000	USD	6,874,786	12/10/21	109,210

PEN	27,592,829	USD	6,715,218	12/10/21	189,978

USD	433,124	COP	1,667,000,000	12/10/21	(8,392)

USD	288,103	ZAR	4,308,000	12/13/21	7,503

ZAR	163,000,000	USD	11,386,896	12/13/21	(769,976)

CLP	7,904,655,000	USD	10,028,068	12/15/21	(358,025)

EUR	2,695,000	USD	3,118,748	12/15/21	(100)

EUR	5,573,036	USD	6,449,312	12/15/21	(206)

EUR	5,633,986	USD	6,519,846	12/15/21	(209)

EUR	7,826,434	USD	9,057,023	12/15/21	(290)

EUR	11,582,292	USD	13,403,434	12/15/21	(429)

EUR	14,256,010	USD	16,497,554	12/15/21	(528)

EUR	55,447,794	USD	64,166,128	12/15/21	(2,052)

EUR	726,204	USD	859,632	12/15/21	(19,271)

EUR	5,500,000	USD	6,510,542	12/15/21	(145,953)

EUR	8,040,000	USD	9,517,229	12/15/21	(213,357)

EUR	18,710,016	USD	22,147,700	12/15/21	(496,507)

EUR	29,253,725	USD	34,628,656	12/15/21	(776,305)

EUR	67,142,091	USD	79,478,440	12/15/21	(1,781,746)

RUB	2,615,563,272	USD	35,424,437	12/15/21	1,127,899

32	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

RUB	936,198,058	USD	12,633,485	12/15/21	$449,826

RUB	728,700,000	USD	9,822,595	12/15/21	360,943

RUB	728,694,739	USD	9,833,950	12/15/21	349,514

RUB	777,400,000	USD	10,514,968	12/15/21	349,149

RUB	728,600,000	USD	9,847,197	12/15/21	334,943

RUB	762,327,713	USD	10,341,990	12/15/21	311,493

RUB	544,909,015	USD	7,382,881	12/15/21	232,189

RUB	472,200,000	USD	6,392,683	12/15/21	206,283

USD	215,535,399	EUR	182,080,795	12/15/21	4,831,869

USD	209,780,536	EUR	177,219,180	12/15/21	4,702,856

USD	90,235,792	EUR	76,229,728	12/15/21	2,022,904

USD	86,775,597	EUR	73,306,611	12/15/21	1,945,334

USD	83,098,193	EUR	70,200,000	12/15/21	1,862,894

USD	75,048,795	EUR	63,400,000	12/15/21	1,682,442

USD	59,093,311	EUR	49,921,066	12/15/21	1,324,753

USD	36,761,153	EUR	31,055,223	12/15/21	824,111

USD	29,985,845	EUR	25,331,553	12/15/21	672,222

USD	17,182,651	EUR	14,515,624	12/15/21	385,200

USD	14,660,091	EUR	12,384,606	12/15/21	328,650

USD	10,920,520	EUR	9,225,477	12/15/21	244,816

USD	8,989,244	EUR	7,593,967	12/15/21	201,521

USD	6,984,036	EUR	5,900,000	12/15/21	156,568

USD	6,510,542	EUR	5,500,000	12/15/21	145,953

USD	412,537	EUR	348,505	12/15/21	9,248

USD	36,011,619	EUR	31,118,674	12/15/21	1,152

USD	17,299,306	EUR	14,948,827	12/15/21	553

USD	54,213,070	RUB	3,852,500,000	12/15/21	374,620

USD	2,146,054	RUB	150,400,000	12/15/21	44,224

USD	3,565,005	ZAR	51,293,286	12/15/21	224,914

KRW	23,329,006,606	USD	19,890,531	12/16/21	(50,662)

RUB	326,700,000	USD	4,415,365	12/16/21	149,276

RUB	303,224,688	USD	4,089,678	12/16/21	146,966

RUB	303,400,000	USD	4,109,124	12/16/21	129,969

RUB	141,300,000	USD	1,916,371	12/17/21	57,447

RUB	133,573,813	USD	1,811,721	12/17/21	54,171

COP	16,107,370,000	USD	4,177,602	12/20/21	85,907

USD	9,807,291	ZAR	149,656,315	12/22/21	70,933

RUB	784,940,000	USD	10,604,374	12/23/21	346,461

RUB	591,600,000	USD	7,952,318	12/23/21	301,196

RUB	591,400,000	USD	7,950,314	12/23/21	300,411

RUB	670,500,000	USD	9,073,778	12/23/21	280,485

USD	15,049,695	RUB	1,109,000,000	12/23/21	(422,157)

ZAR	360,709,117	USD	24,053,368	12/23/21	(589,370)

USD	5,195,194	ZAR	79,571,149	1/3/22	26,525

33	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	40,364,394	ZAR	614,325,896	1/6/22	$476,042

USD	14,116,449	ZAR	213,500,000	1/7/22	255,704

USD	14,032,279	ZAR	213,010,000	1/10/22	208,940

PEN	22,232,003	USD	5,358,400	1/12/22	196,917

PEN	15,200,000	USD	3,656,071	1/12/22	142,094

PEN	15,100,000	USD	3,639,519	1/12/22	133,658

COP	52,983,300,000	USD	13,962,264	1/14/22	38,073

COP	5,266,000,000	USD	1,388,116	1/14/22	3,375

RUB	544,360,574	USD	7,365,760	1/14/22	193,612

USD	5,070,200	COP	19,078,907,592	1/14/22	28,778

USD	5,165,759	COP	19,585,200,000	1/14/22	(9,445)

USD	5,163,374	COP	19,585,192,408	1/14/22	(11,829)

IDR	643,633,000,000	USD	45,047,102	1/18/22	(169,610)

USD	49,592,516	IDR	708,577,865,950	1/18/22	186,724

AUD	32,800,000	USD	24,652,480	1/21/22	27,213

USD	27,006,584	NZD	37,700,000	1/21/22	28,188

KRW	28,851,993,394	USD	24,570,670	1/24/22	(50,161)

KRW	27,529,000,000	USD	23,384,357	1/26/22	10,892

NZD	7,482,125	USD	5,341,265	1/27/22	12,271

USD	10,682,768	NZD	14,964,584	1/27/22	(24,543)

USD	32,821,096	NZD	45,976,292	1/27/22	(75,404)

					$27,568,480

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

MYR	110,675,580	USD	26,423,679	Barclays Bank PLC	11/3/21	$296,644	$—

USD	26,699,052	MYR	110,675,580	Barclays Bank PLC	11/3/21	—	(21,272)

EUR	2,009,263	PLN	9,080,000	Deutsche Bank AG	11/4/21	46,947	—

EUR	7,056,571	PLN	32,275,000	UBS AG	11/4/21	68,164	—

PLN	62,751,122	EUR	13,749,599	Bank of America, N.A.	11/4/21	—	(166,935)

PLN	8,300,000	EUR	1,811,495	HSBC Bank USA, N.A.	11/4/21	—	(13,820)

PLN	40,160,718	EUR	8,804,635	Standard Chartered Bank	11/4/21	—	(112,493)

PLN	52,341,464	EUR	11,473,074	Standard Chartered Bank	11/4/21	—	(144,292)

PLN	75,301,348	EUR	16,497,866	Standard Chartered Bank	11/4/21	—	(198,410)

PLN	75,301,348	EUR	16,511,971	Standard Chartered Bank	11/4/21	—	(214,716)

USD	47,974,561	OMR	18,858,800	Bank of America, N.A.	11/4/21	—	(1,008,790)

EUR	1,713,899	USD	1,976,600	Bank of America, N.A.	11/5/21	4,782	—

EUR	1,333,292	USD	1,546,224	Citibank, N.A.	11/5/21	—	(4,849)

EUR	8,268,827	USD	9,540,236	Standard Chartered Bank	11/5/21	19,084	—

EUR	7,309,981	USD	8,433,958	Standard Chartered Bank	11/5/21	16,871	—

EUR	524,821	USD	607,029	Standard Chartered Bank	11/5/21	—	(301)

34	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	2,967,390	USD	3,431,682	Standard Chartered Bank	11/5/21	$—	$(1,181)

EUR	582,607	USD	677,879	Standard Chartered Bank	11/5/21	—	(4,346)

EUR	1,150,000	USD	1,335,737	Standard Chartered Bank	11/5/21	—	(6,260)

EUR	959,864	USD	1,117,165	Standard Chartered Bank	11/5/21	—	(7,498)

EUR	3,120,822	USD	3,618,913	Standard Chartered Bank	11/5/21	—	(11,033)

EUR	3,367,496	USD	3,905,506	Standard Chartered Bank	11/5/21	—	(12,455)

EUR	1,914,390	USD	2,231,393	Standard Chartered Bank	11/5/21	—	(18,229)

EUR	2,664,034	USD	3,100,883	Standard Chartered Bank	11/5/21	—	(21,081)

EUR	8,252,700	USD	9,565,697	Standard Chartered Bank	11/5/21	—	(25,021)

EUR	2,331,067	USD	2,724,040	Standard Chartered Bank	11/5/21	—	(29,169)

EUR	6,300,000	USD	7,317,516	Standard Chartered Bank	11/5/21	—	(34,293)

EGP	244,463,000	USD	14,915,375	Goldman Sachs International	11/8/21	621,948	—

MYR	52,560,420	USD	12,389,021	Barclays Bank PLC	11/8/21	285,303	—

THB	794,395,377	USD	23,961,854	Standard Chartered Bank	11/8/21	—	(22,962)

USD	23,959,325	THB	794,395,377	Standard Chartered Bank	11/8/21	20,433	—

CNH	122,692,899	USD	19,030,646	HSBC Bank USA, N.A.	11/10/21	106,486	—

THB	397,144,621	USD	11,985,292	Standard Chartered Bank	11/10/21	—	(17,669)

USD	18,856,223	CNH	122,692,899	Bank of America, N.A.	11/10/21	—	(280,909)

USD	12,115,455	THB	397,144,621	Standard Chartered Bank	11/10/21	147,833	—

EUR	2,082,840	HUF	732,000,000	Bank of America, N.A.	11/12/21	57,405	—

EUR	565,524	HUF	200,000,000	Goldman Sachs International	11/12/21	11,570	—

EUR	4,627,997	USD	5,353,962	Bank of America, N.A.	11/12/21	—	(2,960)

HUF	1,681,548,583	EUR	4,760,024	Citibank, N.A.	11/12/21	—	(103,346)

HUF	2,906,884,627	EUR	8,225,247	Citibank, N.A.	11/12/21	—	(174,743)

HUF	2,017,858,299	EUR	5,711,504	Goldman Sachs International	11/12/21	—	(123,408)

HUF	2,690,477,733	EUR	7,613,015	Goldman Sachs International	11/12/21	—	(161,858)

HUF	2,690,478	EUR	7,588	Standard Chartered Bank	11/12/21	—	(132)

HUF	2,354,168,016	EUR	6,640,989	Standard Chartered Bank	11/12/21	—	(118,039)

HUF	2,858,632,589	EUR	8,061,495	Standard Chartered Bank	11/12/21	—	(140,370)

HUF	2,757,739,675	EUR	7,783,409	Standard Chartered Bank	11/12/21	—	(142,859)

UZS	9,352,774,000	USD	844,342	ICBC Standard Bank plc	11/12/21	30,434	—

USD	13,182,533	ZAR	196,011,361	Bank of America, N.A.	11/16/21	371,357	—

USD	7,908,733	ZAR	117,606,815	Bank of America, N.A.	11/16/21	222,028	—

USD	8,597,419	ZAR	128,189,759	Bank of America, N.A.	11/16/21	219,019	—

ZAR	154,000,000	USD	10,188,390	Bank of America, N.A.	11/16/21	—	(123,049)

CZK	162,170,000	EUR	6,372,127	Standard Chartered Bank	11/18/21	—	(70,113)

CZK	339,280,000	EUR	13,332,914	Standard Chartered Bank	11/18/21	—	(148,563)

CZK	339,280,000	EUR	13,333,071	Standard Chartered Bank	11/18/21	—	(148,745)

CZK	339,270,000	EUR	13,332,809	Standard Chartered Bank	11/18/21	—	(148,892)

THB	137,608,735	USD	4,151,565	Standard Chartered Bank	11/18/21	—	(5,162)

THB	475,855,584	USD	14,373,377	Standard Chartered Bank	11/18/21	—	(34,977)

USD	53,766,318	THB	1,783,711,881	Standard Chartered Bank	11/18/21	19,814	—

EGP	314,980,000	USD	19,182,704	Bank of America, N.A.	11/22/21	765,701	—

USD	15,838,342	ZAR	239,257,737	Standard Chartered Bank	11/23/21	214,370	—

USD	4,749,884	ZAR	71,777,321	Standard Chartered Bank	11/23/21	62,693	—

35	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

ZAR	201,400,000	USD	13,668,246	Standard Chartered Bank	11/23/21	$—	$(516,454)

HUF	2,589,016,253	EUR	7,345,133	Citibank, N.A.	11/24/21	—	(185,164)

HUF	2,589,016,251	EUR	7,350,011	Citibank, N.A.	11/24/21	—	(190,804)

HUF	3,015,646,920	EUR	8,563,972	Citibank, N.A.	11/24/21	—	(225,474)

HUF	2,589,016,252	EUR	7,348,012	Goldman Sachs International	11/24/21	—	(188,493)

HUF	3,020,518,961	EUR	8,560,797	Goldman Sachs International	11/24/21	—	(206,165)

HUF	820,000,000	EUR	2,313,356	Standard Chartered Bank	11/24/21	—	(43,595)

UAH	208,300,000	USD	7,599,416	Goldman Sachs International	11/26/21	249,108	—

EUR	1,098,673	HUF	384,400,000	Citibank, N.A.	11/30/21	37,413	—

HUF	504,770,336	EUR	1,438,794	Citibank, N.A.	11/30/21	—	(44,599)

HUF	504,770,335	EUR	1,439,365	Goldman Sachs International	11/30/21	—	(45,260)

HUF	452,109,329	EUR	1,289,311	Standard Chartered Bank	11/30/21	—	(40,665)

EGP	100,940,000	USD	6,138,036	Citibank, N.A.	12/1/21	240,232	—

EGP	100,717,500	USD	6,116,695	Goldman Sachs International	12/2/21	245,911	—

MYR	116,764,000	USD	27,791,027	Goldman Sachs International	12/6/21	324,552	—

GEL	16,061,500	USD	4,608,355	Goldman Sachs International	12/7/21	437,056	—

PLN	8,253,000	EUR	1,827,502	Citibank, N.A.	12/8/21	—	(47,252)

EUR	944,059	PLN	4,329,565	Bank of America, N.A.	12/10/21	7,958	—

EUR	3,950,650	PLN	18,160,000	Standard Chartered Bank	12/10/21	22,820	—

EUR	2,176,621	PLN	10,000,000	Standard Chartered Bank	12/10/21	13,900	—

EUR	1,388,473	PLN	6,400,000	UBS AG	12/10/21	3,615	—

PLN	13,382,044	EUR	2,957,685	Citibank, N.A.	12/10/21	—	(70,575)

PLN	17,396,658	EUR	3,845,581	Citibank, N.A.	12/10/21	—	(92,430)

PLN	18,734,862	EUR	4,142,224	Citibank, N.A.	12/10/21	—	(100,500)

PLN	23,193,171	EUR	5,109,173	Citibank, N.A.	12/10/21	—	(102,698)

PLN	26,764,088	EUR	5,910,229	Citibank, N.A.	12/10/21	—	(135,202)

PLN	26,764,089	EUR	5,916,027	Citibank, N.A.	12/10/21	—	(141,910)

PLN	15,400,000	EUR	3,336,344	Standard Chartered Bank	12/10/21	—	(3,297)

PLN	26,764,088	EUR	5,913,147	UBS AG	12/10/21	—	(138,578)

USD	3,792,181	ZAR	56,541,000	Standard Chartered Bank	12/15/21	110,372	—

USD	3,181,428	ZAR	47,459,000	Standard Chartered Bank	12/15/21	91,017	—

EGP	71,100,000	USD	4,423,292	Goldman Sachs International	12/21/21	44,830	—

EGP	420,173,306	USD	26,122,058	Citibank, N.A.	12/28/21	232,084	—

EGP	461,119,194	USD	28,676,567	Goldman Sachs International	12/28/21	245,786	—

THB	318,504,418	USD	9,602,550	Standard Chartered Bank	1/10/22	—	(7,596)

USD	23,410,005	THB	794,360,002	Standard Chartered Bank	1/10/22	—	(520,111)

UYU	47,863,645	USD	1,055,335	HSBC Bank USA, N.A.	1/11/22	15,488	—

EGP	395,297,205	USD	24,567,881	Bank of America, N.A.	1/19/22	70,029	—

EGP	361,205,045	USD	22,449,039	HSBC Bank USA, N.A.	1/19/22	63,990	—

USD	93,869,939	CNH	609,000,000	Citibank, N.A.	1/20/22	—	(572,352)

UYU	227,619,000	USD	5,078,514	Citibank, N.A.	1/24/22	1,303	—

HUF	268,829,988	EUR	735,480	Citibank, N.A.	1/25/22	8,609	—

HUF	345,823,113	EUR	950,129	Citibank, N.A.	1/25/22	6,432	—

HUF	101,000,000	EUR	277,810	Citibank, N.A.	1/25/22	1,510	—

HUF	537,700,000	EUR	1,477,523	UBS AG	1/25/22	9,743	—

36	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EGP	251,000,000	USD	15,603,630	Goldman Sachs International	1/31/22	$—	$(13,827)

MYR	110,675,580	USD	26,614,303	Barclays Bank PLC	1/31/22	—	(26,001)

USD	40,155,317	AED	148,012,500	BNP Paribas	1/31/22	—	(138,851)

USD	43,217,150	AED	159,291,500	BNP Paribas	2/3/22	—	(147,499)

KES	643,630,000	USD	5,449,873	Standard Chartered Bank	2/8/22	219,270	—

UYU	117,299,000	USD	2,594,307	HSBC Bank USA, N.A.	2/9/22	15,472	—

USD	42,719,148	AED	157,394,000	BNP Paribas	2/22/22	—	(128,252)

USD	19,404,125	OMR	7,620,000	Standard Chartered Bank	2/22/22	—	(368,636)

USD	38,900,204	OMR	15,280,000	Standard Chartered Bank	2/22/22	—	(749,112)

KES	705,380,000	USD	6,044,387	ICBC Standard Bank plc	2/23/22	148,611	—

KES	352,994,000	USD	3,022,209	ICBC Standard Bank plc	2/23/22	76,959	—

UGX	68,235,820,000	USD	17,116,380	Standard Chartered Bank	2/28/22	1,504,790	—

KES	639,150,000	USD	5,448,849	Standard Chartered Bank	3/2/22	154,237	—

KES	637,900,000	USD	5,449,808	Standard Chartered Bank	3/4/22	139,919	—

KES	645,640,000	USD	5,531,055	Standard Chartered Bank	3/8/22	121,643	—

BHD	1,240,000	USD	3,278,689	Bank of America, N.A.	3/14/22	5,067	—

SAR	30,700,000	USD	8,178,815	Standard Chartered Bank	3/14/22	296	—

SAR	25,100,000	USD	6,687,324	Standard Chartered Bank	3/14/22	—	(168)

UGX	17,964,400,000	USD	4,519,346	Standard Chartered Bank	3/14/22	365,761	—

UGX	9,038,710,000	USD	2,272,746	Standard Chartered Bank	3/14/22	185,174	—

USD	12,633,111	BHD	4,816,500	Bank of America, N.A.	3/14/22	—	(121,894)

USD	9,612,169	OMR	4,139,000	BNP Paribas	3/14/22	—	(1,125,726)

USD	25,194,536	SAR	95,903,000	Standard Chartered Bank	3/14/22	—	(355,996)

USD	60,660,554	SAR	230,838,000	Standard Chartered Bank	3/14/22	—	(839,436)

BHD	4,000,000	USD	10,582,655	Standard Chartered Bank	3/16/22	9,779	—

UGX	29,524,990,000	USD	7,427,670	ICBC Standard Bank plc	3/16/22	597,098	—

USD	17,011,383	BHD	6,518,000	BNP Paribas	3/16/22	—	(248,988)

USD	12,624,854	BHD	4,866,250	Standard Chartered Bank	3/16/22	—	(261,504)

USD	25,249,372	BHD	9,636,500	Standard Chartered Bank	3/16/22	—	(269,125)

USD	25,617,465	SAR	97,103,000	BNP Paribas	3/24/22	—	(251,455)

USD	38,426,649	SAR	145,637,000	HSBC Bank USA, N.A.	3/24/22	—	(372,068)

USD	45,976,495	SAR	174,090,000	Standard Chartered Bank	3/28/22	—	(401,356)

KES	315,200,000	USD	2,696,322	Standard Chartered Bank	4/1/22	49,181	—

UZS	9,098,627,000	USD	796,379	ICBC Standard Bank plc	5/6/22	14,106	—

UGX	34,825,000,000	USD	9,128,440	Standard Chartered Bank	5/10/22	207,266	—

KES	235,200,000	USD	2,078,106	Standard Chartered Bank	5/11/22	—	(46,654)

KES	257,553,000	USD	2,264,202	ICBC Standard Bank plc	5/18/22	—	(42,866)

KES	460,000,000	USD	4,031,551	Standard Chartered Bank	5/20/22	—	(65,775)

KES	467,765,000	USD	4,087,069	Standard Chartered Bank	6/6/22	—	(68,297)

KES	231,620,000	USD	2,026,422	Goldman Sachs International	6/8/22	—	(37,284)

KES	467,340,000	USD	4,086,926	Standard Chartered Bank	6/8/22	—	(73,439)

UGX	35,147,800,000	USD	9,298,360	Standard Chartered Bank	6/13/22	43,400	—

UGX	36,563,109,603	USD	9,683,027	ICBC Standard Bank plc	6/21/22	15,410	—

UGX	17,415,100,000	USD	4,597,439	Standard Chartered Bank	6/23/22	19,635	—

UGX	18,421,960,000	USD	4,841,514	JPMorgan Chase Bank, N.A.	7/5/22	27,856	—

37	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

UGX	35,766,460,000	USD	9,399,858	Standard Chartered Bank	7/5/22	$54,082	$—

UGX	57,448,570,397	USD	15,078,365	Goldman Sachs International	7/6/22	102,888	—

ZMW	36,540,000	USD	1,638,565	JPMorgan Chase Bank, N.A.	8/18/22	261,660	—

ZMW	26,675,000	USD	1,310,811	JPMorgan Chase Bank, N.A.	8/25/22	71,406	—

OMR	7,500,000	USD	18,796,992	BNP Paribas	8/29/22	619,910	—

USD	23,292,293	OMR	9,293,625	BNP Paribas	8/29/22	—	(768,161)

USD	12,483,846	OMR	4,830,000	Standard Chartered Bank	10/27/22	—	(9,231)

USD	12,923,236	OMR	5,000,000	Standard Chartered Bank	10/27/22	—	(9,556)

AED	72,500,000	USD	19,732,344	Standard Chartered Bank	12/12/22	—	(2,427)

USD	33,420,810	AED	123,212,500	Standard Chartered Bank	12/12/22	—	(109,844)

USD	33,420,899	AED	123,220,500	Standard Chartered Bank	12/12/22	—	(111,932)

USD	29,801,366	OMR	11,800,000	BNP Paribas	12/14/22	—	(694,955)

USD	58,402,155	AED	215,000,000	BNP Paribas	3/1/23	—	(95,540)

USD	81,979,737	AED	301,839,143	BNP Paribas	3/6/23	—	(144,312)

USD	30,000,000	AED	110,456,400	BNP Paribas	3/13/23	—	(52,318)

USD	109,556,452	AED	403,354,537	BNP Paribas	3/13/23	—	(185,841)

USD	12,664,006	SAR	47,604,000	Standard Chartered Bank	3/13/23	7,345	—

USD	146,927,878	AED	540,959,063	Standard Chartered Bank	3/15/23	—	(252,286)

USD	20,104,768	BHD	7,651,000	Standard Chartered Bank	3/15/23	—	(49,986)

USD	22,725,930	OMR	8,900,000	Standard Chartered Bank	3/15/23	—	(239,279)

USD	9,511,645	AED	35,000,000	BNP Paribas	6/21/23	—	(8,533)

USD	9,036,785	SAR	34,000,000	Standard Chartered Bank	7/13/23	4,858	—

USD	36,694,600	OMR	14,300,000	Standard Chartered Bank	8/23/23	—	(101,947)

USD	26,650,006	OMR	10,530,750	Standard Chartered Bank	8/29/24	—	(42,023)

						$11,135,723	$(16,676,754)

Non-deliverable Bond Forward Contracts*

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)

11/5/21	COP	33,396,060	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	$8,868,404	$(149,246)

11/11/21	COP	63,301,700	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	16,809,919	(321,977)

11/12/21	COP	68,623,300	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	18,223,083	(347,204)

11/23/21	COP	69,263,330	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	18,393,044	(391,588)

11/24/21	COP	63,759,700	Republic of Colombia, 6.00%, 4/28/28	Bank of America, N.A.	16,931,542	(370,174)

11/24/21	COP	66,792,100	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	17,736,803	70,947

11/25/21	COP	20,311,040	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	5,393,646	(35,819)

38	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Non-deliverable Bond Forward Contracts* (continued)

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)

11/25/21	COP	29,239,600	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	$7,764,646	$(22,952)

11/25/21	COP	57,441,200	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	15,253,649	(132,814)

11/26/21	COP	21,465,880	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	5,700,316	(77,006)

11/26/21	COP	66,792,100	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	17,736,803	72,366

11/29/21	COP	100,529,300	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	26,695,798	(15,083)

12/2/21	COP	69,263,320	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	18,393,041	—

12/2/21	COP	67,019,600	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	17,797,216	—

1/3/22	COP	35,344,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	9,385,684	—

						$(1,720,550)

*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Equity Futures

FTSE MIB Index	121	Long	12/17/21	$18,717,451	$829,390

TOPIX Index	89	Long	12/9/21	15,592,547	(186,513)

SGX CNX Nifty Index	(522)	Short	11/25/21	(18,577,719)	449,963

Interest Rate Futures

U.S. Ultra-Long Treasury Bond	337	Long	12/21/21	66,188,906	1,525,464

Euro-Bund	(436)	Short	12/8/21	(84,735,160)	2,232,437

Euro-Buxl	(286)	Short	12/8/21	(69,092,124)	290,697

U.S. 5-Year Treasury Note	(621)	Short	12/31/21	(75,606,750)	1,072,036

U.S. 10-Year Treasury Note	(1,600)	Short	12/21/21	(209,125,000)	3,441,434

U.S. Long Treasury Bond	(19)	Short	12/21/21	(3,056,031)	46,422

					$9,701,330

39	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	10,900	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	$(336,250)

EUR	10,900	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	(336,250)

EUR	11,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	(355,505)

EUR	10,900	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	683,592

EUR	10,900	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	691,309

EUR	11,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	697,652

EUR	4,350	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.10% (pays upon termination)	3/12/50	(2,364,314)

USD	39,940	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.29% (pays upon termination)	1/26/26	(2,783,923)

USD	39,940	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.29% (pays upon termination)	1/26/26	(2,783,923)

USD	39,960	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.26% (pays upon termination)	1/27/26	(2,854,495)

USD	39,940	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.26% (pays upon termination)	1/27/26	(2,847,819)

USD	22,375	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.28% (pays upon termination)	1/28/26	(1,580,604)

USD	39,940	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.33% (pays upon termination)	1/26/31	3,139,621

USD	39,940	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.33% (pays upon termination)	1/26/31	3,134,173

USD	39,940	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.31% (pays upon termination)	1/27/31	3,226,103

USD	39,960	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.31% (pays upon termination)	1/27/31	3,226,630

USD	22,375	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.32% (pays upon termination)	1/28/31	1,797,787

USD	17,150	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	442,026

USD	17,150	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	442,026

USD	17,250	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	444,603

40	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Inflation Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

USD	17,150	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	$(874,781)

USD	17,150	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	(874,781)

USD	17,300	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	(893,503)

USD	5,824	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.42% (pays upon termination)	6/8/48	151,112

							$(809,514)

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

HICP	–	Harmonised Indices of Consumer Prices

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	354,128	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	2.77% (pays upon termination)	1/3/22	$(847,786)	$—	$(847,786)

BRL	463,519	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.42% (pays upon termination)	1/3/22	544,967	—	544,967

BRL	1,544,575	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.08% (pays upon termination)	1/3/22	(2,856,907)	—	(2,856,907)

BRL	2,244,640	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	2.92% (pays upon termination)	1/3/22	(4,229,371)	—	(4,229,371)

BRL	3,674,499	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.44% (pays upon termination)	1/3/22	4,132,916	—	4,132,916

CNY	91,623	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.64% (pays quarterly)	11/1/26	(3,466)	—	(3,466)

CNY	111,257	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.63% (pays quarterly)	11/1/26	(10,280)	—	(10,280)

CNY	130,890	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.64% (pays quarterly)	11/1/26	(4,952)	—	(4,952)

CNY	222,514	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.64% (pays quarterly)	11/1/26	(16,513)	—	(16,513)

41	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CNY	229,058	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.63% (pays quarterly)	11/1/26	$(21,165)	$—	$(21,165)

CNY	307,658	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.64% (pays quarterly)	11/1/26	(22,832)	—	(22,832)

COP	86,746,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.84% (pays quarterly)	5/5/25	1,412,752	—	1,412,752

COP	15,180,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.85% (pays quarterly)	5/6/25	245,845	—	245,845

COP	100,029,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.70% (pays quarterly)	5/7/25	1,766,957	—	1,766,957

COP	11,171,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.49% (pays quarterly)	5/13/25	220,432	—	220,432

COP	11,171,850	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.54% (pays quarterly)	5/14/25	216,116	—	216,116

COP	40,662,300	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.19% (pays quarterly)	6/4/25	(945,294)	—	(945,294)

COP	61,940,900	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.26% (pays quarterly)	6/5/25	(1,404,440)	—	(1,404,440)

COP	85,106,600	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.34% (pays quarterly)	6/8/25	(1,872,547)	—	(1,872,547)

COP	41,729,700	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.44% (pays quarterly)	6/9/25	(880,368)	—	(880,368)

COP	6,192,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.21% (pays quarterly)	11/26/25	100,782	—	100,782

COP	6,351,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.02% (pays quarterly)	11/26/25	115,778	—	115,778

COP	7,859,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.73% (pays quarterly)	11/26/25	85,488	—	85,488

COP	14,659,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.76% (pays quarterly)	11/26/25	305,689	—	305,689

COP	14,659,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.89% (pays quarterly)	11/26/25	286,092	—	286,092

42	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

COP	14,924,500	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.05% (pays quarterly)	11/26/25	$266,302	$—	$266,302

COP	15,771,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.34% (pays quarterly)	11/26/25	234,180	—	234,180

COP	15,877,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.55% (pays quarterly)	11/26/25	202,911	—	202,911

COP	17,793,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.20% (pays quarterly)	11/26/25	290,513	—	290,513

COP	20,326,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.11% (pays quarterly)	11/26/25	351,733	—	351,733

COP	25,880,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.25% (pays quarterly)	11/26/25	409,257	—	409,257

COP	27,035,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.53% (pays quarterly)	11/26/25	349,956	—	349,956

COP	27,035,200	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	5.68% (pays quarterly)	11/26/25	(66,430)	—	(66,430)

COP	29,320,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.00% (pays quarterly)	11/26/25	539,023	—	539,023

COP	29,320,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.07% (pays quarterly)	11/26/25	517,918	—	517,918

COP	29,320,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.20% (pays quarterly)	11/26/25	478,718	—	478,718

COP	29,320,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.28% (pays quarterly)	11/26/25	454,599	—	454,599

COP	31,578,500	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.16% (pays quarterly)	11/26/25	528,582	—	528,582

COP	31,722,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.90% (pays quarterly)	11/26/25	291,243	—	291,243

COP	33,040,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.78% (pays quarterly)	11/26/25	342,414	—	342,414

COP	33,392,440	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.81% (pays quarterly)	11/26/25	337,476	—	337,476

43	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

COP	57,435,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.86% (pays quarterly)	11/26/25	$548,329	$—	$548,329

COP	66,784,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.73% (pays quarterly)	11/26/25	729,891	—	729,891

COP	66,784,856	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.78% (pays quarterly)	11/26/25	692,120	—	692,120

COP	64,177,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	1,071,037	—	1,071,037

COP	129,615,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	2,165,901	—	2,165,901

COP	36,071,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.48% (pays quarterly)	3/31/26	562,512	—	562,512

COP	38,614,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.56% (pays quarterly)	4/6/26	574,505	—	574,505

COP	8,172,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.83% (pays quarterly)	3/26/28	164,965	—	164,965

COP	11,441,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	232,627	—	232,627

COP	12,790,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	259,131	—	259,131

EUR	9,682	Receives	6-month EURIBOR (pays semi-annually)	0.11% (pays annually)	7/23/29	35,960	30,097	66,057

EUR	10,400	Receives	6-month EURIBOR (pays semi-annually)	(0.08)% (pays annually)	8/6/29	227,637	(16)	227,621

EUR	5,660	Receives	6-month EURIBOR (pays semi-annually)	(0.16)% (pays annually)	9/12/29	174,541	8	174,549

EUR	8,390	Receives	6-month EURIBOR (pays semi-annually)	0.26% (pays annually)	2/25/50	115,529	8	115,537

EUR	2,497	Receives	6-month EURIBOR (pays semi-annually)	0.12% (pays annually)	6/8/50	142,234	(12)	142,222

GBP	65,370	Receives	1-day Sterling Overnight Index Average (pays annually)	0.54% (pays annually)	9/15/26	2,157,561	(1,171)	2,156,390

GBP	65,387	Receives	1-day Sterling Overnight Index Average (pays annually)	0.54% (pays annually)	9/15/26	2,156,398	(1,173)	2,155,225

GBP	90,053	Receives	1-day Sterling Overnight Index Average (pays annually)	0.54% (pays annually)	9/15/26	2,951,839	(1,625)	2,950,214

44	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

GBP	52,280	Receives	1-day Sterling Overnight Index Average (pays annually)	0.87% (pays annually)	10/14/26	$626,942	$(1,578)	$625,364

GBP	54,220	Receives	1-day Sterling Overnight Index Average (pays annually)	0.87% (pays annually)	10/14/26	646,241	(1,638)	644,603

KRW	122,458,300	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.77% (pays quarterly)	10/5/23	(601,021)	—	(601,021)

KRW	192,943,700	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.75% (pays quarterly)	10/5/23	(965,041)	—	(965,041)

KRW	280,598,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.75% (pays quarterly)	10/5/23	(1,405,571)	—	(1,405,571)

KRW	72,704,100	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.65% (pays quarterly)	7/19/31	(3,108,735)	—	(3,108,735)

MXN	1,955,100	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.96% (pays monthly)	6/24/25	(1,346,320)	—	(1,346,320)

MXN	1,955,700	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.91% (pays monthly)	6/25/25	(1,423,345)	—	(1,423,345)

MXN	1,539,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.60% (pays monthly)	7/8/26	(2,726,930)	—	(2,726,930)

NZD	27,000	Pays	3-month NZD Bank Bill (pays quarterly)	2.09% (pays semi-annually)	9/23/31	(1,065,907)	—	(1,065,907)

PLN	54,770	Receives	6-month PLN WIBOR (pays semi-annually)	2.49% (pays annually)	10/14/26	104,339	—	104,339

PLN	163,380	Receives	6-month PLN WIBOR (pays semi-annually)	2.49% (pays annually)	10/15/26	319,526	—	319,526

PLN	71,350	Receives	6-month PLN WIBOR (pays semi-annually)	2.28% (pays annually)	10/4/31	707,483	—	707,483

PLN	28,070	Receives	6-month PLN WIBOR (pays semi-annually)	2.32% (pays annually)	10/5/31	251,161	—	251,161

PLN	28,720	Receives	6-month PLN WIBOR (pays semi-annually)	2.32% (pays annually)	10/5/31	256,977	—	256,977

PLN	60,940	Receives	6-month PLN WIBOR (pays semi-annually)	2.68% (pays annually)	10/22/31	121,289	—	121,289

PLN	29,830	Receives	6-month PLN WIBOR (pays semi-annually)	2.67% (pays annually)	10/25/31	66,890	—	66,890

PLN	44,420	Receives	6-month PLN WIBOR (pays semi-annually)	2.73% (pays annually)	10/25/31	40,962	—	40,962

TWD	653,926	Receives	3-month TWD TAIBOR (pays quarterly)	0.87% (pays quarterly)	11/2/26	3,064	—	3,064

TWD	1,307,851	Receives	3-month TWD TAIBOR (pays quarterly)	0.87% (pays quarterly)	11/2/26	6,128	—	6,128

TWD	1,307,851	Receives	3-month TWD TAIBOR (pays quarterly)	0.88% (pays quarterly)	11/2/26	(18,013)	—	(18,013)

45	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

TWD	1,307,851	Receives	3-month TWD TAIBOR (pays quarterly)	0.88% (pays quarterly)	11/2/26	$(22,857)	$—	$(22,857)

TWD	1,752,521	Receives	3-month TWD TAIBOR (pays quarterly)	0.89% (pays quarterly)	11/2/26	(56,467)	—	(56,467)

USD	2,481	Receives	3-month USD-LIBOR (pays quarterly)	2.22% (pays semi-annually)	3/28/24	(87,447)	—	(87,447)

USD	5,590	Receives	3-month USD-LIBOR (pays quarterly)	1.59% (pays semi-annually)	1/23/25	(128,615)	—	(128,615)

USD	9,000	Receives	3-month USD-LIBOR (pays quarterly)	1.60% (pays semi-annually)	1/23/25	(209,946)	—	(209,946)

USD	1,100	Receives	3-month USD-LIBOR (pays quarterly)	1.49% (pays semi-annually)	1/28/25	(21,199)	—	(21,199)

USD	2,978	Receives	3-month USD-LIBOR (pays quarterly)	1.46% (pays semi-annually)	1/30/25	(54,545)	—	(54,545)

USD	7,400	Receives	3-month USD-LIBOR (pays quarterly)	1.41% (pays semi-annually)	2/3/25	(118,872)	—	(118,872)

USD	742	Receives	3-month USD-LIBOR (pays quarterly)	1.44% (pays semi-annually)	2/18/25	(12,088)	—	(12,088)

USD	2,100	Receives	3-month USD-LIBOR (pays quarterly)	1.16% (pays semi-annually)	2/28/25	(13,318)	—	(13,318)

USD	700	Receives	3-month USD-LIBOR (pays quarterly)	0.83% (pays semi-annually)	3/5/25	3,822	—	3,822

USD	20,810	Pays	3-month USD-LIBOR (pays quarterly)	0.71% (pays semi-annually)	3/20/25	(211,971)	—	(211,971)

USD	1,800	Receives	3-month USD-LIBOR (pays quarterly)	0.33% (pays semi-annually)	5/18/25	43,514	—	43,514

USD	3,742	Receives	3-month USD-LIBOR (pays quarterly)	0.43% (pays semi-annually)	6/12/25	80,415	—	80,415

USD	14,000	Receives	3-month USD-LIBOR (pays quarterly)	0.39% (pays semi-annually)	6/19/25	326,106	—	326,106

USD	79,700	Receives	3-month USD-LIBOR (pays quarterly)	1.25% (pays semi-annually)	6/30/25	415,986	—	415,986

USD	39,752	Receives	3-month USD-LIBOR (pays quarterly)	1.28% (pays semi-annually)	7/3/25	183,810	—	183,810

USD	39,948	Receives	3-month USD-LIBOR (pays quarterly)	1.26% (pays semi-annually)	7/3/25	198,389	—	198,389

USD	33,046	Receives	3-month USD-LIBOR (pays quarterly)	0.89% (pays semi-annually)	7/15/26	392,690	—	392,690

USD	33,954	Receives	3-month USD-LIBOR (pays quarterly)	0.92% (pays semi-annually)	7/15/26	350,083	—	350,083

USD	59,173	Receives	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	12/16/26	(1,844,132)	—	(1,844,132)

USD	59,130	Pays	3-month USD-LIBOR (pays quarterly)	0.84% (pays semi-annually)	3/20/27	(1,304,224)	—	(1,304,224)

USD	26,160	Receives	3-month USD-LIBOR (pays quarterly)	0.76% (pays semi-annually)	6/5/30	1,539,494	—	1,539,494

46	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	7,469	Receives	3-month USD-LIBOR (pays quarterly)	1.03% (pays semi-annually)	6/19/50	$1,194,197	$—	$1,194,197

ZAR	72,640	Pays	3-month ZAR JIBAR (pays quarterly)	5.47% (pays quarterly)	2/24/26	(196,028)	217	(195,811)

ZAR	476,700	Pays	3-month ZAR JIBAR (pays quarterly)	5.52% (pays quarterly)	2/24/26	(1,224,374)	1,462	(1,222,912)

ZAR	419,363	Pays	3-month ZAR JIBAR (pays quarterly)	5.82% (pays quarterly)	3/11/26	(796,312)	1,463	(794,849)

ZAR	474,840	Pays	3-month ZAR JIBAR (pays quarterly)	5.88% (pays quarterly)	3/11/26	(827,888)	1,703	(826,185)

ZAR	474,850	Pays	3-month ZAR JIBAR (pays quarterly)	5.82% (pays quarterly)	3/11/26	(901,674)	1,657	(900,017)

ZAR	444,000	Pays	3-month ZAR JIBAR (pays quarterly)	6.03% (pays quarterly)	6/30/26	(793,241)	1,861	(791,380)

Total						$3,202,432	$31,263	$3,233,695

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	MYR	54,200	Pays	3-month MYR KLIBOR (pays quarterly)	2.50% (pays quarterly)	7/19/26	$(313,560)

BNP Paribas	MYR	49,200	Pays	3-month MYR KLIBOR (pays quarterly)	2.52% (pays quarterly)	7/16/26	(277,482)

BNP Paribas	MYR	49,200	Pays	3-month MYR KLIBOR (pays quarterly)	2.52% (pays quarterly)	7/16/26	(277,482)

Goldman Sachs International	MYR	39,100	Pays	3-month MYR KLIBOR (pays quarterly)	2.52% (pays quarterly)	7/16/26	(218,386)

Goldman Sachs International	MYR	11,900	Pays	3-month MYR KLIBOR (pays quarterly)	2.50% (pays quarterly)	7/19/26	(70,014)

Standard Chartered Bank	MYR	87,600	Pays	3-month MYR KLIBOR (pays quarterly)	2.53% (pays quarterly)	7/16/26	(479,717)

Standard Chartered Bank	MYR	38,800	Pays	3-month MYR KLIBOR (pays quarterly)	2.49% (pays quarterly)	7/19/26	(230,397)

							$(1,867,038)

47	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Brazil	$83,990	1.00% (pays quarterly)(1)	12/20/26	2.45%	$(5,746,613)	$5,455,539	$(291,074)

Turkey	14,870	1.00% (pays quarterly)(1)	12/20/21	2.69	(18,792)	78,566	59,774

Total	$98,860				$(5,765,405)	$5,534,105	$(231,300)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Malaysia	$148,000	1.00% (pays quarterly)(1)	12/20/26	$(3,548,259)	$4,123,691	$575,432

Markit CDX Emerging Markets Index (CDX.EM.31.V2)	940	1.00% (pays quarterly)(1)	6/20/24	2,492	(14,504)	(12,012)

Markit CDX Investment Grade Index (CDX.NA.IG.37.V1)	434,500	1.00% (pays quarterly)(1)	12/20/26	(10,800,315)	9,929,999	(870,316)

Mexico	9,690	1.00% (pays quarterly)(1)	12/20/26	5,411	60,451	65,862

Philippines	45,900	1.00% (pays quarterly)(1)	12/20/26	(1,023,272)	1,314,297	291,025

Qatar	10,315	1.00% (pays quarterly)(1)	12/20/27	(290,003)	(281,311)	(571,314)

Qatar	57,454	1.00% (pays quarterly)(1)	12/20/27	(1,615,292)	(1,476,709)	(3,092,001)

Russia	311,990	1.00% (pays quarterly)(1)	12/20/26	(3,006,328)	2,434,026	(572,302)

Saudi Arabia	29,930	1.00% (pays quarterly)(1)	12/20/26	(768,890)	752,191	(16,699)

South Africa	93,040	1.00% (pays quarterly)(1)	12/20/26	4,853,576	(4,439,305)	414,271

South Africa	41,600	1.00% (pays quarterly)(1)	12/20/27	3,171,854	(3,516,018)	(344,164)

South Africa	58,700	1.00% (pays quarterly)(1)	6/20/29	6,415,606	(7,357,592)	(941,986)

South Africa	110,560	1.00% (pays quarterly)(1)	6/20/31	16,369,303	(14,328,738)	2,040,565

Turkey	137,390	1.00% (pays quarterly)(1)	12/20/26	20,848,033	(17,614,432)	3,233,601

Total				$30,613,916	$(30,413,954)	$199,962

48	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Vietnam	Barclays Bank PLC	$18,120	1.00% (pays quarterly)(1)	12/20/26	1.03%	$(9,914)	$(22,246)	$(32,160)

Vietnam	Goldman Sachs International	19,880	1.00% (pays quarterly)(1)	6/20/24	0.57	247,687	(156,479)	91,208

Vietnam	Goldman Sachs International	5,900	1.00% (pays quarterly)(1)	12/20/26	1.03	(3,064)	(9,428)	(12,492)

Vietnam	Nomura International PLC	3,500	1.00% (pays quarterly)	12/20/26	1.03	(1,915)	—	(1,915)

Total		$47,400				$232,794	$(188,153)	$44,641

Credit Default Swaps — Buy Protection

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Dubai	Barclays Bank PLC	$6,348	1.00% (pays quarterly)(1)	12/20/24	$(83,526)	$(66,146)	$(149,672)

Dubai	Barclays Bank PLC	9,572	1.00% (pays quarterly)(1)	12/20/24	(125,947)	(99,826)	(225,773)

Egypt	Barclays Bank PLC	9,744	1.00% (pays quarterly)(1)	12/20/24	867,179	(601,215)	265,964

Egypt	JPMorgan Chase Bank, N.A.	9,097	1.00% (pays quarterly)(1)	12/20/24	809,598	(560,147)	249,451

Oman	Bank of America, N.A.	17,964	1.00% (pays quarterly)(1)	6/20/22	(36,700)	(113,525)	(150,225)

Oman	Bank of America, N.A.	14,372	1.00% (pays quarterly)(1)	12/20/22	(1,817)	(175,574)	(177,391)

Saudi Arabia	Barclays Bank PLC	40,301	1.00% (pays quarterly)(1)	6/20/31	(447,860)	(715,347)	(1,163,207)

Saudi Arabia	Goldman Sachs International	63,340	1.00% (pays quarterly)(1)	12/20/31	(621,735)	172,857	(448,878)

Total					$359,192	$(2,158,923)	$(1,799,731)

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2021, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $146,260,000.

**

The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

49	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Total Return Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	USD	7,842	Market value of 11,251,978 common shares of Al Yah Satellite Communications Company in USD minus Notional Amount (pays upon termination)	1-month USD-LIBOR + 0.75% on Notional Amount (pays monthly)	8/12/22	$546,415

Citibank, N.A.	USD	120,300	Excess Return on Bloomberg Commodity ex-Natural Gas Index 4 Month Forward (pays upon termination)	Excess Return on Bloomberg Commodity ex-Natural Gas Index + 0.24% (pays upon termination)	11/4/21	(1,346,898)

Citibank, N.A.	USD	103,100	Excess Return on Bloomberg Commodity ex-Natural Gas Index 5 Month Forward (pays upon termination)	Excess Return on Bloomberg Commodity ex-Natural Gas Index + 0.25% (pays upon termination)	11/4/21	(1,237,011)

Citibank, N.A.	USD	225,500	Excess Return on Bloomberg Commodity ex-Natural Gas Index 5 Month Forward (pays upon termination)	Excess Return on Bloomberg Commodity ex-Natural Gas Index + 0.25% (pays upon termination)	11/4/21	(2,705,584)

Citibank, N.A.	USD	91,600	Excess Return on Bloomberg Commodity ex-Natural Gas Index 6 Month Forward (pays upon termination)	Excess Return on Bloomberg Commodity ex-Natural Gas Index + 0.26% (pays upon termination)	11/4/21	(1,217,309)

Citibank, N.A.	KRW	51,250	Negative Return on KOSPI 200 Index Futures 12/2021 (pays upon termination)	Positive Return on KOSPI 200 Index Futures 12/2021 (pays upon termination)	12/9/21	967,406

						$(4,992,981)

Abbreviations:

ADR	–	American Depositary Receipt

EURIBOR	–	Euro Interbank Offered Rate

GDP	–	Gross Domestic Product

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment in Kind

50	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Portfolio of Investments — continued

Currency Abbreviations:

AED	-	United Arab Emirates Dirham

AUD	–	Australian Dollar

BHD	–	Bahraini Dinar

BRL	–	Brazilian Real

CLP	–	Chilean Peso

CNH	–	Yuan Renminbi Offshore

CNY	–	Yuan Renminbi

COP	–	Colombian Peso

CZK	–	Czech Koruna

EGP	–	Egyptian Pound

EUR	–	Euro

GBP	–	British Pound Sterling

GEL	–	Georgian Lari

HUF	–	Hungarian Forint

IDR	–	Indonesian Rupiah

ISK	–	Icelandic Krona

KES	–	Kenyan Shilling

KRW	–	South Korean Won

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

NZD	–	New Zealand Dollar

OMR	–	Omani Rial

PEN	–	Peruvian Sol

PHP	–	Philippine Peso

PLN	–	Polish Zloty

RSD	–	Serbian Dinar

RUB	–	Russian Ruble

SAR	–	Saudi Riyal

THB	–	Thai Baht

TWD	–	New Taiwan Dollar

UAH	–	Ukrainian Hryvnia

UGX	–	Ugandan Shilling

USD	–	United States Dollar

UYU	–	Uruguayan Peso

UZS	–	Uzbekistani Som

ZAR	–	South African Rand

ZMW	–	Zambian Kwacha

51	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value (identified cost, $2,205,157,863)	$2,172,456,166

Affiliated investment, at value (identified cost, $244,492,544)	244,492,544

Cash	95,663,340

Deposits for derivatives collateral —

Centrally cleared derivatives	177,140,726

OTC derivatives	14,314,985

Foreign currency, at value (identified cost, $42,151,801)	42,961,742

Interest and dividends receivable	43,828,979

Dividends receivable from affiliated investment	13,854

Receivable for investments sold	1,015,113

Receivable for variation margin on open financial futures contracts	945,469

Receivable for variation margin on open centrally cleared derivatives	5,876,093

Receivable for open forward foreign currency exchange contracts	11,135,723

Receivable for open swap contracts	2,120,444

Receivable for closed non-deliverable bond forward contracts	927,838

Upfront payments on open non-centrally cleared swap contracts	2,519,933

Receivable for open non-deliverable bond forward contracts	143,313

Total assets	$2,815,556,262

Liabilities

Cash collateral due to brokers	$2,420,000

Payable for investments purchased	1,657,114

Payable for closed purchased swaptions	2,514,525

Payable for securities sold short, at value (proceeds, $136,343,475)	139,035,990

Payable for open forward foreign currency exchange contracts	16,676,754

Payable for open swap contracts	10,735,553

Upfront receipts on open non-centrally cleared swap contracts	172,857

Payable for open non-deliverable bond forward contracts	1,863,863

Payable for closed non-deliverable bond forward contracts	2,747,737

Payable to affiliates:

Investment adviser fee	2,220,442

Trustees’ fees	9,218

Other	32,431

Interest payable on securities sold short	1,263,456

Accrued foreign capital gains taxes	29,779

Accrued expenses	2,021,147

Total liabilities	$183,400,866

Net Assets applicable to investors’ interest in Portfolio	$2,632,155,396

52	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest and other income (net of foreign taxes, $3,907,470)	$195,249,920

Dividends (net of foreign taxes, $92,197)	2,693,976

Dividends from affiliated investment	286,238

Total investment income	$198,230,134

Expenses

Investment adviser fee	$28,607,238

Trustees’ fees and expenses	108,500

Custodian fee	2,120,244

Legal and accounting services	267,626

Interest expense and fees	1,005,672

Interest and dividend expense on securities sold short	2,155,412

Miscellaneous	72,645

Total expenses	$34,337,337

Net investment income	$163,892,797

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $3,601)	$41,678,626

Investment transactions — affiliated investment	1,435

Written options	424,822

Securities sold short	(1,180,927)

Futures contracts	16,102,738

Swap contracts	(38,451,886)

Forward commodity contracts	(6,748,362)

Foreign currency transactions	(4,591,952)

Forward foreign currency exchange contracts	(31,357,756)

Non-deliverable bond forward contracts	(20,949,379)

Net realized loss	$(45,072,641)

Change in unrealized appreciation (depreciation) —

Investments (including net decrease in accrued foreign capital gains taxes of $116,368)	$20,479,630

Securities sold short	(9,156,662)

Futures contracts	8,874,436

Swap contracts	18,436,485

Forward commodity contracts	4,537,148

Foreign currency	927,158

Forward foreign currency exchange contracts	19,194,073

Non-deliverable bond forward contracts	(1,720,550)

Net change in unrealized appreciation (depreciation)	$61,571,718

Net realized and unrealized gain	$16,499,077

Net increase in net assets from operations	$180,391,874

53	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$163,892,797	$178,334,462

Net realized gain (loss)	(45,072,641)	50,054,539

Net change in unrealized appreciation (depreciation)	61,571,718	(47,626,361)

Net increase in net assets from operations	$180,391,874	$180,762,640

Capital transactions —

Contributions	$424,628,148	$204,435,055

Withdrawals	(1,018,584,474)	(670,755,810)

Net decrease in net assets from capital transactions	$(593,956,326)	$(466,320,755)

Net decrease in net assets	$(413,564,452)	$(285,558,115)

Net Assets

At beginning of year	$3,045,719,848	$3,331,277,963

At end of year	$2,632,155,396	$3,045,719,848

54	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2021	2020		2019		2018		2017

Ratios (as a percentage of average daily net assets):

Expenses(1)	1.12%	1.11	%(2)	1.26	%(2)	1.11	%(2)	1.13%

Net investment income	5.37%	5.69%		5.86%		5.09%		4.54%

Portfolio Turnover	82%	80%		71%		75%		76%

Total Return	5.94%	6.57	%(2)	8.22	%(2)	(7.08	)%(2)	5.65%

Net assets, end of year (000’s omitted)	$2,632,155	$3,045,720		$3,331,278		$4,516,938		$4,067,979

(1)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.11%, 0.09%, 0.24%, 0.07% and 0.06% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(2)

The investment adviser reimbursed certain operating expenses (equal to 0.04%, 0.05% and 0.03% of average daily net assets for the years ended October 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

55	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Absolute Return Advantage Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2021, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 82.4%, 16.8% and 0.8%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMAP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2021 were $95,740,453 or 3.6% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

56

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Notes to Consolidated Financial Statements — continued

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

57

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Notes to Consolidated Financial Statements — continued

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index or commodity and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange, Non-Deliverable Bond Forward and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding

58

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Notes to Consolidated Financial Statements — continued

swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 10. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption

59

Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Notes to Consolidated Financial Statements — continued

bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

S  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

T  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

U  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

V  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, forms of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio and Subsidiary entered into new investment advisory agreements (the “New Agreements”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreements (and the Portfolio’s and Subsidiary’s

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investment advisory agreements with BMR in effect prior to March 1, 2021), the Portfolio and Subsidiary each pay BMR a fee computed at an annual rate as a percentage of its respective average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	1.000%

$500 million but less than $1 billion	0.950%

$1 billion but less than $2.5 billion	0.925%

$2.5 billion but less than $5 billion	0.900%

$5 billion and over	0.880%

In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2021, the Portfolio’s investment adviser fee amounted to $28,607,238 or 0.94% of the Portfolio’s consolidated average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

During the year ended October 31, 2021, BMR reimbursed the Portfolio $7,560 for a net realized loss due to a trading error. The amount of the reimbursement had an impact on total return of less than 0.01%.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2021 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$1,846,022,353	$2,439,773,136

U.S. Government and Agency Securities	—	—

	$1,846,022,353	$2,439,773,136

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,533,737,680

Gross unrealized appreciation	$80,419,020

Gross unrealized depreciation	(231,619,417)

Net unrealized depreciation	$(151,200,397)

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5  Restricted Securities

At October 31, 2021, the Portfolio owned the following securities (representing 0.6% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Reinsurance Side Cars

Mt. Logan Re Ltd., Series A-1	12/30/20	8,600	$8,600,000	$7,849,035

Sussex Capital, Ltd., Series 14, Preference Shares	6/1/21	7,500	7,500,000	7,127,735

Total Restricted Securities			$16,100,000	$14,976,770

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, non-deliverable bond forward contracts, forward commodity contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2021 is included in the Consolidated Portfolio of Investments. At October 31, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts, forward commodity contracts and total return swap contracts based on commodity indices, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities and to manage certain investment risks.

Credit Risk: The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.

Equity Price Risk: The Portfolio enters into equity index futures contracts and total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions, cross-currency swaps, inflation swaps and option contracts to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $28,246,935. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $44,470,634 at October 31, 2021.

The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or

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insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2021. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2021 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price		Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$—	$—		$—	$951,760	$951,760

Not applicable	—	51,666,275 *	1,279,353	*	40,496,299 *	64,555,988 *	157,997,915

Receivable for open forward foreign currency exchange contracts	—	—	—		11,135,723	—	11,135,723

Receivable/Payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	—	1,924,464	1,513,821		—	—	3,438,285

Receivable for open non-deliverable bond forward contracts	—	—	—		—	143,313	143,313

Total Asset Derivatives	$—	$53,590,739	$2,793,174		$51,632,022	$65,651,061	$173,666,996

Derivatives not subject to master netting or similar agreements	$—	$51,666,275	$1,279,353		$40,496,299	$64,555,988	$157,997,915

Total Asset Derivatives subject to master netting or similar agreements	$—	$1,924,464	$1,513,821		$11,135,723	$1,095,073	$15,669,081

Not applicable	$—	$(26,817,764)*	$(186,513	)*	$(12,927,819)*	$(53,554,580)*	$(93,486,676)

Payable for open forward foreign currency exchange contracts	—	—	—		(16,676,754)	—	(16,676,754)

Payable/Receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	(6,506,802)	(1,332,478)	—		—	(1,867,038)	(9,706,318)

Payable for open non-deliverable bond forward contracts	—	—	—		—	(1,863,863)	(1,863,863)

Total Liability Derivatives	$(6,506,802)	$(28,150,242)	$(186,513)		$(29,604,573)	$(57,285,481)	$(121,733,611)

Derivatives not subject to master netting or similar agreements	$—	$(26,817,764)	$(186,513)		$(12,927,819)	$(53,554,580)	$(93,486,676)

Total Liability Derivatives subject to master netting or similar agreements	$(6,506,802)	$(1,332,478)	$—		$(16,676,754)	$(3,730,901)	$(28,246,935)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.

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The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Bank of America, N.A.	$3,173,157	$(2,910,465)	$(262,692)	$—	$—	$—

Barclays Bank PLC	1,449,126	(714,520)	—	(700,000)	34,606	700,000

BNP Paribas	619,910	(619,910)	—	—	—	—

Citibank, N.A.	1,494,989	(1,494,989)	—	—	—	—

Deutsche Bank AG	46,947	—	—	—	46,947	—

Goldman Sachs International	2,719,766	(2,699,506)	—	—	20,260	—

HSBC Bank USA, N.A.	201,436	(201,436)	—	—	—	—

ICBC Standard Bank plc	882,618	(42,866)	—	—	839,752	—

JPMorgan Chase Bank, N.A.	1,173,767	—	—	(1,090,000)	83,767	1,090,000

Standard Chartered Bank	3,825,843	(3,825,843)	—	—	—	630,000

UBS AG	81,522	(81,522)	—	—	—	—

	$15,669,081	$(12,591,057)	$(262,692)	$(1,790,000)	$1,025,332	$2,420,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(2,910,465)	$2,910,465	$—	$—	$—	$—

Barclays Bank PLC	(714,520)	714,520	—	—	—	—

BNP Paribas	(4,545,395)	619,910	3,854,752	—	(70,733)	—

Citibank, N.A.	(8,698,700)	1,494,989	7,203,711	—	—	11,894,985

Goldman Sachs International	(2,699,506)	2,699,506	—	—	—	—

HSBC Bank USA, N.A.	(385,888)	201,436	70,000	—	(114,452)	—

ICBC Standard Bank plc	(42,866)	42,866	—	—	—	—

Nomura International PLC	(1,915)	—	1,915	—	—	—

Standard Chartered Bank	(8,109,102)	3,825,843	4,283,259	—	—	—

UBS AG	(138,578)	81,522	—	—	(57,056)	—

	$(28,246,935)	$12,591,057	$15,413,637	$—	$(242,241)	$11,894,985

Total — Deposits for derivatives collateral — OTC derivatives						$14,314,985

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2021 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Investment transactions	$—	$—	$—	$(1,578,916)	$—	$(1,578,916)

Written options	—	—	—	424,822	—	424,822

Futures contracts	1,553,161	—	7,249,196	—	7,300,381	16,102,738

Swap contracts	9,187,194	(64,910,425)	18,492,340	4,992,652	(6,213,647)	(38,451,886)

Forward commodity contracts	(6,748,362)	—	—	—	—	(6,748,362)

Forward foreign currency exchange contracts	—	—	—	(31,357,756)	—	(31,357,756)

Non-deliverable bond forward contracts	—	—	—	—	(20,949,379)	(20,949,379)

Total	$3,991,993	$(64,910,425)	$25,741,536	$(27,519,198)	$(19,862,645)	$(82,558,739)

Change in unrealized appreciation (depreciation) —

Investments	$—	$—	$—	$—	$(7,885,801)	$(7,885,801)

Futures contracts	(1,058,887)	—	2,219,699	—	7,713,624	8,874,436

Swap contracts	(11,540,846)	(7,611,276)	1,748,069	320,740	35,519,798	18,436,485

Forward commodity contracts	4,537,148	—	—	—	—	4,537,148

Forward foreign currency exchange contracts	—	—	—	19,194,073	—	19,194,073

Non-deliverable bond forward contracts	—	—	—	—	(1,720,550)	(1,720,550)

Total	$(8,062,585)	$(7,611,276)	$3,967,768	$19,514,813	$33,627,071	$41,435,791

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2021, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Commodity Contracts	Forward Foreign Currency Exchange Contracts*	Non-deliverable Bond Forward Contracts

$182,099,000	$396,887,000	$30,192,000	$7,351,453,000	$199,786,000

Purchased Swaptions	Purchased Call Options	Swap Contracts

$206,138,000	$1,492,338,000	$6,450,929,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and written currency options contracts outstanding during the year ended October 31, 2021, which are indicative of the volume of these derivative types, were approximately $94,769,000 and $21,402,000, respectively.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2021.

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8  Reverse Repurchase Agreements

There were no reverse repurchase agreements outstanding as of October 31, 2021. For the year ended October 31, 2021, the average borrowings under settled reverse repurchase agreements and the average interest rate paid were approximately $39,092,000 and 1.72%, respectively.

9  Investments in Affiliated Funds

At October 31, 2021, the value of the Portfolio’s investment in affiliated funds was $244,492,544, which represents 9.3% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$316,280,512	$2,648,461,222	$(2,720,250,625)	$1,435	$—	$244,492,544	$286,238	244,492,544

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Collateralized Mortgage Obligations	$—	$5,482,748		$—	$5,482,748

U.S. Government Guaranteed Small Business Administration Loans	—	27,319,750		—	27,319,750

Convertible Bonds	—	9,168,699		—	9,168,699

Foreign Corporate Bonds	—	215,375,760		0	215,375,760

Loan Participation Notes	—	—		55,266,184	55,266,184

Senior Floating-Rate Loans	—	—		977,300	977,300

Sovereign Government Bonds	—	1,315,551,960		—	1,315,551,960

Sovereign Loans	—	182,760,428		—	182,760,428

Common Stocks	19,187,125	103,108,769	*	390,302	122,686,196

Reinsurance Side Cars	—	—		22,146,350	22,146,350

Warrants	88,500	—		—	88,500

Short-Term Investments —

Affiliated Fund	—	244,492,544		—	244,492,544

Repurchase Agreements	—	147,365,362		—	147,365,362

Sovereign Government Securities	—	12,319,411		—	12,319,411

U.S. Treasury Obligations	—	54,995,758		—	54,995,758

Purchased Interest Rate Swaptions	—	152,329		—	152,329

Purchased Call Options	—	799,431		—	799,431

Total Investments	$19,275,625	$2,318,892,949		$78,780,136	$2,416,948,710

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Asset Description	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Exchange Contracts	$—	$51,632,022	$—	$51,632,022

Non-deliverable Bond Forward Contracts	—	143,313	—	143,313

Futures Contracts	8,608,490	1,279,353	—	9,887,843

Swap Contracts	—	111,052,058	—	111,052,058

Total	$27,884,115	$2,482,999,695	$78,780,136	$2,589,663,946

Liability Description

Securities Sold Short	$—	$(139,035,990)	$—	$(139,035,990)

Forward Foreign Currency Exchange Contracts	—	(29,604,573)	—	(29,604,573)

Non-deliverable Bond Forward Contracts	—	(1,863,863)	—	(1,863,863)

Futures Contracts	—	(186,513)	—	(186,513)

Swap Contracts	—	(90,078,662)	—	(90,078,662)

Total	$—	$(260,769,601)	$—	$(260,769,601)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Senior Floating-Rate Loans	Investments in Foreign Corporate Bonds	Investments in Loan Participation Notes	Investments in Common Stocks	Investments in Reinsurance Side Cars*	Investments in Warrants	Total

Balance as of October 31, 2020	$1,381,786	$35,326,462	$52,169,729	$—	$—	$0	$88,877,977

Realized gains (losses)	(719,533)	(1,045,031)	—	—	—	59,223	(1,705,341)

Change in net unrealized appreciation (depreciation)	1,225,357	4,918,137	(3,428,745)	—	(1,053,650)	—	1,661,099

Cost of purchases	977,300	6,583,766	6,891,424	390,302	23,200,000	—	38,042,792

Proceeds from sales, including return of capital	(1,887,610)	(45,608,825)	—	—	—	(59,223)	(47,555,658)

Accrued discount (premium)	—	(174,509)	(366,224)	—	—	—	(540,733)

Transfers to Level 3	—	—	—	—	—	—	—

Transfers from Level 3	—	—	—	—	—	—	—

Balance as of October 31, 2021	$977,300	$0	$55,266,184	$390,302	$22,146,350	$—	$78,780,136

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2021	$0	$0	$(3,428,745)	$0	$(1,053,650)	$—	$(4,482,395)

*	The Portfolio’s investments in Reinsurance Side Cars were primarily valued on the basis of broker quotations.

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The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2021:

Type of Investment	Fair Value as of October 31, 2021	Valuation Technique	Unobservable Input	Input	Impact to Valuation from an Increase to Input*

Senior Floating-Rate Loans	$977,300	Market Approach	Discount Rate	10%	Decrease

Foreign Corporate Bonds	0	Estimated Recovery Value	Estimated Recovery Value Percentage	0%	Increase

Loan Participation Notes	55,266,184	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	3.93%	Decrease

Common Stocks	390,302	Market Approach	EBITDA Multiple Discount Rate	15%	Decrease

*

Represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

11  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

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Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Notes to Consolidated Financial Statements — continued

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

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Global Macro Absolute Return Advantage Portfolio

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Absolute Return Advantage Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Absolute Return Advantage Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2021, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

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Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

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Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Absolute Return Advantage Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust and Portfolio, and his former position with EVC, which was an affiliate of the Trust and Portfolio prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

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Global Macro Absolute Return Advantage Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

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Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

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Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

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Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser of Global Macro Absolute Return Advantage Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4836    10.31.21

Eaton Vance

Tax-Managed Global Dividend Income Fund

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2021

Eaton Vance

Tax-Managed Global Dividend Income Fund

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period starting November 1, 2020 was notable for a global equity rally that began in the opening month of the period and continued through period-end — except for a pause in January 2021 and a temporary retreat the following September. For the period as a whole, broad-market stock indexes generally posted strong double-digit returns as investors cheered the reopening of businesses that had been affected by the COVID-19 pandemic and the rollout of several highly effective vaccines.

The COVID-19 virus, however, continued to have a firm grip on the global economy. Disease rates advanced and declined with second and third waves of COVID-19 infections. Worker shortages led to global supply chain disruptions. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns and empty store shelves. In the U.S., those shortages — combined with high demand from consumers eager to spend money they had saved earlier in the pandemic — led to higher year-over-year inflation than the economy had seen in years.

Still, investor optimism about a recovering economy drove stock prices up during most of the period. The only significant pullback occurred in September 2021, when stock indexes around the world reported negative returns. In the U.S., unexpectedly weak job creation in August and the U.S. Federal Reserve’s announcement that it might soon begin reducing its monthly bond purchases — which had stimulated the economy earlier — combined to drive U.S. stocks into negative territory. Across the globe, rising COVID-19 infections weighed on equity performance.

In the final month of the period, however, stock prices came roaring back. In the U.S., earnings season brought news that a large majority of companies had beaten analysts’ expectations. For October 2021, both the broad-market S&P 500® Index and the technology-laden Nasdaq Composite Index reported their best monthly performances since November 2020.

In China, the world’s second-largest economy, the Communist Party’s efforts to dial back capitalism and take more control of China’s surging technology sector were not applauded by global investors. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, was one of the worst-performing major stock indexes for the one-year period, returning 3.84%.

Most other indexes fared significantly better. The MSCI World Index, a broad measure of global equities, returned 40.42% for the 12 months ended October 31, 2021; while the S&P 500® Index returned 42.91%; and the Nasdaq Composite Index rose 42.99%. The MSCI EAFE Index of developed-market international equities returned 34.18%, while the MSCI Emerging Markets Index returned 16.96% during the period.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) returned 42.80% for Class A shares at net asset value (NAV), outperforming its benchmark, the MSCI World Index (the Index), which returned 40.42%.

The Fund’s common stock allocation outperformed the Index and, thus, contributed to Fund performance versus the Index during the period. Within the Fund’s common stock allocation, contributors to performance relative to the Index included stock selections in the information technology (IT) and health care sectors, as well as stock selections and an overweight position relative to the Index in the financials sector.

In the IT sector, the Fund’s overweight position in ASML Holding NV (ASML), a Netherlands-headquartered manufacturer of semiconductor manufacturing equipment, more than doubled in price as demand for semiconductors increased. ASML was well positioned to benefit from a worldwide semiconductor shortage during the period, as it had a near monopoly on the machines used to make increasingly powerful semiconductor chips.

The Fund’s use of equity index futures contracts, a type of derivative, contributed to performance relative to the Index as well. Within the Fund’s common stock portfolio, the Fund’s strategy of emphasizing dividend-paying stocks resulted in an overweight allocation to European equities and an underweight allocation to U.S. equities and Japanese equities relative to the Index. The Fund hedged these over- and under-exposures using primarily equity index futures contracts, and that hedging helped offset any impact from these allocations.

In contrast, stock selections in the consumer discretionary sector detracted from Fund performance versus the Index. Within the sector, not owning electric vehicle maker and Index component Tesla, Inc. (Tesla) — due in part to concerns about inconsistency of earnings and the company’s high valuation — hurt relative performance when Tesla’s stock performed strongly as vehicle deliveries and profits rose during the period. The stock received an additional boost in the final week of the period when car rental firm The Hertz Corp. announced it was purchasing 100,000 Tesla cars for its rental fleet.

The Fund’s allocation to preferred securities detracted from performance relative to the Index as well. The Fund’s preferred securities allocation — preferred stocks, exchange-traded funds investing primarily in preferred stocks, and corporate bonds and other debt securities with preferred characteristics — underperformed the strong performance of the Index, but outperformed the overall preferred market, as measured by the ICE BofA Fixed Rate Preferred Securities Index (the Preferred Index).

An overweight exposure to energy company securities, relative to the Preferred Index, was the largest contributor to that outperformance as those securities benefited from a rise in oil and gas prices. Some of the Fund’s preferred holdings in other industries that had been heavily impacted by COVID-19 — including real estate, agriculture, and aircraft leasing — experienced strong recoveries in price during the period as well. A structured preferred holding in Goldman Sachs Group, Inc. also delivered strong performance as the market rebounded from pandemic lows during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Performance2,3

Portfolio Managers Christopher M. Dyer, CFA, of Eaton Vance Advisers International Ltd.; John H. Croft, CFA and Derek J.V. DiGregorio, each of Eaton Vance Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	05/30/2003	05/30/2003	42.80%	13.91%	10.69%
Class A with 5.75% Maximum Sales Charge	—	—	34.63	12.57	10.03
Class C at NAV	05/30/2003	05/30/2003	41.79	13.03	9.86
Class C with 1% Maximum Sales Charge	—	—	40.79	13.03	9.86
Class I at NAV	08/27/2007	05/30/2003	43.12	14.18	10.96

MSCI World Index	—	—	40.42%	15.44%	12.18%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions	05/30/2003	05/30/2003	33.91%	11.78%	9.17%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	21.13	10.23	8.23
Class C After Taxes on Distributions	05/30/2003	05/30/2003	40.23	12.42	9.17
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	24.63	10.68	8.15
Class I After Taxes on Distributions	08/27/2007	05/30/2003	42.28	13.32	10.03
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	26.26	11.59	9.03

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			1.20%	1.96%	0.95%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2011	$25,630	N.A.
Class I	$250,000	10/31/2011	$707,813	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Fund Profile

Sector Allocation (% of total investments)5

Country Allocation (% of total investments)

Top 10 Holdings (% of total investments)5

Alphabet, Inc., Class C	4.9%

Microsoft Corp.	4.4

Amazon.com, Inc.	3.0

Apple, Inc.	2.3

ASML Holding NV	2.1

Bank of New York Mellon Corp. (The)	1.7

Berkshire Hathaway, Inc., Class B	1.6

Nestle S.A.	1.6

Meta Platforms, Inc., Class A	1.6

EOG Resources, Inc.	1.5

Total	24.7%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. ICE BofA Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries.

5

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period* (5/1/21 – 10/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,083.50	$6.04	1.15%
Class C	$1,000.00	$1,079.00	$9.96	1.90%
Class I	$1,000.00	$1,084.10	$4.73	0.90%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.41	$5.85	1.15%
Class C	$1,000.00	$1,015.63	$9.65	1.90%
Class I	$1,000.00	$1,020.67	$4.58	0.90%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021.

6

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Portfolio of Investments

Common Stocks — 97.3%
Security	Shares	Value

Aerospace & Defense — 0.9%

Safran S.A.	47,181	$6,350,078

		$6,350,078

Air Freight & Logistics — 0.5%

GXO Logistics, Inc.(1)	36,442	$3,236,050

		$3,236,050

Automobiles — 0.5%

Stellantis NV	175,008	$3,493,938

		$3,493,938

Banks — 9.3%

ABN AMRO Bank NV(2)	107,893	$1,586,859

Bank of New York Mellon Corp. (The)	205,501	12,165,659

Citigroup, Inc.	116,787	8,076,989

Credit Agricole S.A.	103,031	1,554,425

HDFC Bank, Ltd.	216,762	4,606,501

HSBC Holdings PLC	852,844	5,138,531

ING Groep NV	587,413	8,910,410

M&T Bank Corp.	10,025	1,474,878

Mitsubishi UFJ Financial Group, Inc.(3)	989,698	5,427,003

Svenska Handelsbanken AB, Class A	393,876	4,514,739

Swedbank AB, Class A	181,300	3,932,161

Toronto-Dominion Bank (The)	30,495	2,213,696

Wells Fargo & Co.	139,323	7,127,765

		$66,729,616

Beverages — 2.2%

Coca-Cola Co. (The)	141,802	$7,993,379

Diageo PLC	155,850	7,753,800

		$15,747,179

Biotechnology — 0.7%

CSL, Ltd.	22,614	$5,145,596

		$5,145,596

Building Products — 1.3%

Assa Abloy AB, Class B	198,289	$5,818,325

Kingspan Group PLC	32,229	3,710,363

		$9,528,688

Security	Shares	Value

Chemicals — 0.7%

Sika AG	14,814	$5,018,681

		$5,018,681

Construction Materials — 0.9%

CRH PLC	137,148	$6,563,056

		$6,563,056

Consumer Finance — 0.7%

Capital One Financial Corp.	31,393	$4,741,285

		$4,741,285

Diversified Financial Services — 2.6%

Berkshire Hathaway, Inc., Class B(1)	40,135	$11,519,146

Industrivarden AB, Class A	6,059	199,876

ORIX Corp.	344,289	6,843,188

		$18,562,210

Electric Utilities — 1.2%

Iberdrola S.A.	286,188	$3,382,507

NextEra Energy, Inc.	61,905	5,282,353

		$8,664,860

Electrical Equipment — 2.5%

AMETEK, Inc.	73,555	$9,738,682

Schneider Electric SE	48,617	8,382,449

		$18,121,131

Electronic Equipment, Instruments & Components — 4.4%

CDW Corp.	30,447	$5,682,933

Halma PLC	112,326	4,555,189

Keyence Corp.	9,972	6,019,246

Murata Manufacturing Co., Ltd.	44,491	3,300,278

TE Connectivity, Ltd.	41,739	6,093,894

Zebra Technologies Corp., Class A(1)	10,994	5,870,246

		$31,521,786

Entertainment — 1.6%

Nintendo Co., Ltd.	5,312	$2,346,082

Walt Disney Co. (The)(1)	52,535	8,882,092

		$11,228,174

Equity Real Estate Investment Trusts (REITs) — 1.0%

American Tower Corp.	11,278	$3,180,058

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)

Equity Residential	49,769	$4,300,041

		$7,480,099

Food Products — 2.8%

Mondelez International, Inc., Class A	149,203	$9,062,590

Nestle S.A.	84,745	11,178,474

		$20,241,064

Health Care Equipment & Supplies — 4.6%

Alcon, Inc.	86,685	$7,187,792

Boston Scientific Corp.(1)	219,958	9,486,788

Intuitive Surgical, Inc.(1)	25,149	9,082,058

Straumann Holding AG	3,536	7,360,881

		$33,117,519

Health Care Providers & Services — 0.9%

Anthem, Inc.	15,491	$6,740,599

		$6,740,599

Hotels, Restaurants & Leisure — 0.7%

Compass Group PLC(1)	239,819	$5,089,112

		$5,089,112

Household Durables — 0.2%

Electrolux AB, Class B	55,101	$1,253,687

		$1,253,687

Industrial Conglomerates — 0.7%

DCC PLC	43,491	$3,628,905

Siemens AG	8,347	1,357,071

		$4,985,976

Insurance — 2.6%

Allstate Corp. (The)	46,344	$5,731,362

Arch Capital Group, Ltd.(1)	43,235	1,808,088

Aviva PLC	1,056,804	5,702,426

AXA S.A.	191,644	5,575,496

		$18,817,372

Interactive Media & Services — 6.6%

Alphabet, Inc., Class C(1)	11,722	$34,760,536

Facebook, Inc., Class A(1)	34,414	11,135,338

Tencent Holdings, Ltd.	18,803	1,143,783

		$47,039,657

Security	Shares	Value

Internet & Direct Marketing Retail — 3.0%

Amazon.com, Inc.(1)	6,375	$21,499,241

		$21,499,241

IT Services — 3.3%

Amadeus IT Group S.A.(1)	93,053	$6,225,047

Fidelity National Information Services, Inc.	56,690	6,277,851

Global Payments, Inc.	17,913	2,561,380

Visa, Inc., Class A	39,433	8,350,726

		$23,415,004

Leisure Products — 1.0%

Yamaha Corp.	116,582	$7,365,427

		$7,365,427

Life Sciences Tools & Services — 0.9%

Lonza Group AG	7,824	$6,429,767

		$6,429,767

Machinery — 3.3%

Graco, Inc.	43,064	$3,237,552

Ingersoll Rand, Inc.(1)	90,452	4,862,699

Sandvik AB	212,920	5,399,376

SMC Corp.	7,944	4,740,702

Stanley Black & Decker, Inc.	29,873	5,369,074

		$23,609,403

Metals & Mining — 0.9%

Anglo American PLC	42,552	$1,618,807

Rio Tinto, Ltd.	69,862	4,786,436

		$6,405,243

Mortgage Real Estate Investment Trusts (REITs) — 0.4%

AGNC Investment Corp.	182,679	$2,908,250

		$2,908,250

Multi-Utilities — 0.3%

CMS Energy Corp.	34,934	$2,108,267

		$2,108,267

Oil, Gas & Consumable Fuels — 2.9%

Chevron Corp.	51,030	$5,842,425

EOG Resources, Inc.	114,956	10,628,832

Phillips 66	54,235	4,055,693

		$20,526,950

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Personal Products — 0.7%

Kose Corp.	11,604	$1,347,524

Unilever PLC	64,653	3,461,643

		$4,809,167

Pharmaceuticals — 7.3%

AstraZeneca PLC	62,949	$7,875,002

Eli Lilly & Co.	39,712	10,117,029

Novo Nordisk A/S, Class B	89,023	9,761,805

Roche Holding AG PC	19,143	7,415,883

Sanofi	79,099	7,945,028

Zoetis, Inc.	40,905	8,843,661

		$51,958,408

Professional Services — 3.6%

Recruit Holdings Co., Ltd.	137,190	$9,125,741

RELX PLC	307,335	9,529,653

Verisk Analytics, Inc.	32,310	6,793,824

		$25,449,218

Semiconductors & Semiconductor Equipment — 5.5%

ASML Holding NV	18,467	$15,011,817

Infineon Technologies AG	194,678	9,117,030

Micron Technology, Inc.	96,668	6,679,759

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	72,571	8,251,323

		$39,059,929

Software — 6.7%

Adobe, Inc.(1)	3,642	$2,368,611

Dassault Systemes SE	120,260	7,022,870

Intuit, Inc.	10,907	6,827,673

Microsoft Corp.	95,137	31,549,332

		$47,768,486

Specialty Retail — 2.3%

Lowe’s Cos., Inc.	36,808	$8,606,446

TJX Cos., Inc. (The)	116,038	7,599,329

		$16,205,775

Technology Hardware, Storage & Peripherals — 2.3%

Apple, Inc.	107,256	$16,066,949

		$16,066,949

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 2.8%

adidas AG	29,845	$9,768,305

LVMH Moet Hennessy Louis Vuitton SE	13,072	10,250,036

		$20,018,341

Total Common Stocks (identified cost $446,634,804)		$695,021,238

Corporate Bonds — 1.1%
Security	Principal Amount (000’s omitted)	Value

Banks — 0.2%

Citigroup, Inc., Series M, 6.30% to 5/15/24(4)(5)	$240	$256,152

Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(2)(4)(5)	280	308,000

JPMorgan Chase & Co.:

Series KK, 3.65% to 6/1/26(4)(5)	221	220,447

Series X, 6.10% to 10/1/24(4)(5)	118	126,924

Societe Generale S.A., 5.375% to 11/18/30(2)(4)(5)	200	213,000

		$1,124,523

Capital Markets — 0.0%(6)

Charles Schwab Corp. (The), Series G, 5.375% to 6/1/25(4)(5)	$151	$166,463

		$166,463

Diversified Financial Services — 0.7%

Goldman Sachs Group, Inc. (The), Series V, 4.125% to 11/10/26(4)(5)	$38	$38,150

PPTT, 2006-A GS, Class A, 5.626%(2)(5)(7)	4,541	5,025,313

		$5,063,463

Electric Utilities — 0.0%(6)

Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76(4)	$80	$94,210

		$94,210

Gas Utilities — 0.1%

NiSource, Inc., 5.65% to 6/15/23(4)(5)	$290	$307,400

		$307,400

Insurance — 0.0%(6)

Liberty Mutual Group, Inc., 4.125% to 12/15/26, 12/15/51(2)(4)	$80	$82,103

QBE Insurance Group, Ltd., 5.875% to 5/12/25(2)(4)(5)	200	219,000

		$301,103

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Oil, Gas & Consumable Fuels — 0.1%

EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(4)(5)	$172	$137,898

Odebrecht Oil & Gas Finance, Ltd., 0.00%(2)(5)	2,008	27,606

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(4)(5)	195	176,962

		$342,466

Pipelines — 0.0%(6)

Energy Transfer, L.P., Series B, 6.625% to 2/15/28(4)(5)	$135	$131,288

		$131,288

Total Corporate Bonds (identified cost $8,715,002)		$7,530,916

Exchange-Traded Funds — 0.1%
Security	Shares	Value

Equity Funds — 0.1%

iShares Preferred & Income Securities ETF	25,815	$1,016,336

Total Exchange-Traded Funds (identified cost $905,251)		$1,016,336

Preferred Stocks — 0.2%
Security	Shares	Value

Banks — 0.0%(6)

First Republic Bank, Series M, 4.00%	4,100	$99,958

JPMorgan Chase & Co., Series LL, 4.625%	2,100	54,894

		$154,852

Capital Markets — 0.0%(6)

Stifel Financial Corp., Series D, 4.50%	4,100	$104,550

		$104,550

Food Products — 0.2%

Ocean Spray Cranberries, Inc., Series A, 6.25%(2)	11,860	$1,108,910

		$1,108,910

Oil, Gas & Consumable Fuels — 0.0%(6)

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(4)	13,811	$312,819

		$312,819

Security	Shares	Value

Pipelines — 0.0%(6)

Energy Transfer L.P., Series E, 7.60% to 5/15/24(4)	1,000	$25,520

		$25,520

Total Preferred Stocks (identified cost $1,506,505)		$1,706,651

Short-Term Investments — 0.7%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(8)	4,612,971	$4,612,971

Total Short-Term Investments (identified cost $4,612,971)		$4,612,971

Total Investments — 99.4% (identified cost $462,374,533)		$709,888,112

Other Assets, Less Liabilities — 0.6%		$4,597,512

Net Assets — 100.0%		$714,485,624

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2021, the aggregate value of these securities is $8,570,791 or 1.2% of the Fund’s net assets.

(3)	Represents an investment in an issuer that may be deemed to be an affiliate effective March 1, 2021.

(4)	Security converts to variable rate after the indicated fixed-rate coupon period.

(5)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(6)	Amount is less than 0.05%.

(7)	Variable rate security. The stated interest rate, which resets quarterly, is determined at auction and represents the rate in effect at October 31, 2021.

(8)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Portfolio of Investments — continued

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value

United States	55.4%	$393,118,072

United Kingdom	7.7	54,353,068

France	6.7	47,293,382

Japan	6.5	46,515,191

Switzerland	6.3	44,591,478

Netherlands	3.6	25,509,086

Sweden	3.0	21,118,164

Germany	2.8	20,242,406

Ireland	1.4	10,273,419

Australia	1.4	10,151,032

Denmark	1.4	9,761,805

Spain	1.4	9,607,554

Taiwan	1.2	8,251,323

India	0.6	4,606,501

Canada	0.3	2,307,906

China	0.2	1,143,783

Brazil	0.0 (1)	27,606

Exchange-Traded Funds	0.1	1,016,336

Total Investments	100.0%	$709,888,112

(1)	Amount is less than 0.05%.

Abbreviations:

ADR	–	American Depositary Receipt

PC	–	Participation Certificate

PPTT	–	Preferred Pass-Through Trust

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value (identified cost, $453,068,054)	$699,848,138

Affiliated investments, at value (identified cost, $9,306,479)	10,039,974

Foreign currency, at value (identified cost, $278,887)	279,334

Dividends and interest receivable	1,858,381

Dividends receivable from affiliated investments	107,559

Receivable for Fund shares sold	37,959

Tax reclaims receivable	3,583,875

Total assets	$715,755,220

Liabilities

Payable for Fund shares redeemed	$335,199

Due to custodian	229

Payable to affiliates:

Investment adviser fee	380,075

Administration fee	88,670

Distribution and service fees	128,994

Trustees’ fees	2,814

Accrued expenses	333,615

Total liabilities	$1,269,596

Net Assets	$714,485,624

Sources of Net Assets

Paid-in capital	$450,078,845

Distributable earnings	264,406,779

Total	$714,485,624

Class A Shares

Net Assets	$494,279,786

Shares Outstanding	28,022,739

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$17.64

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$18.72

Class C Shares

Net Assets	$31,960,844

Shares Outstanding	1,816,735

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$17.59

Class I Shares

Net Assets	$188,244,994

Shares Outstanding	10,662,575

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$17.65
On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Dividends (net of foreign taxes, $1,716,850)	$22,031,847

Interest	1,599,093

Dividends from affiliated investments	209,684

Total investment income	$23,840,624

Expenses

Investment adviser fee	$4,305,104

Administration fee	1,003,225

Distribution and service fees

Class A	1,143,867

Class C	346,161

Trustees’ fees and expenses	32,950

Custodian fee	246,368

Transfer and dividend disbursing agent fees	276,911

Legal and accounting services	100,083

Printing and postage	18,890

Registration fees	54,518

Miscellaneous	74,483

Total expenses	$7,602,560

Net investment income	$16,238,064

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$29,778,222

Investment transactions — affiliated investments	54

Financial futures contracts	1,325,715

Foreign currency transactions	80,035

Net realized gain	$31,184,026

Change in unrealized appreciation (depreciation) —

Investments	$178,726,504

Investments — affiliated investments	733,495

Foreign currency	(44,053)

Net change in unrealized appreciation (depreciation)	$179,415,946

Net realized and unrealized gain	$210,599,972

Net increase in net assets from operations	$226,838,036

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$16,238,064	$18,356,246

Net realized gain	31,184,026	19,563,167

Net change in unrealized appreciation (depreciation)	179,415,946	(24,449,999)

Net increase in net assets from operations	$226,838,036	$13,469,414

Distributions to shareholders —

Class A	$(12,219,524)	$(12,553,114)

Class C	(686,082)	(1,540,154)

Class I	(5,165,761)	(6,061,094)

Total distributions to shareholders	$(18,071,367)	$(20,154,362)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$15,495,741	$14,249,990

Class C	2,271,288	1,767,110

Class I	17,031,239	23,180,966

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	10,360,944	10,760,043

Class C	643,002	1,326,041

Class I	4,916,542	5,125,166

Cost of shares redeemed

Class A	(47,857,179)	(62,668,158)

Class C	(7,583,631)	(18,251,819)

Class I	(40,809,711)	(51,170,237)

Net asset value of shares converted

Class A	18,811,114	13,260,451

Class C	(18,811,114)	(13,260,451)

Net decrease in net assets from Fund share transactions	$(45,531,765)	$(75,680,898)

Net increase (decrease) in net assets	$163,234,904	$(82,365,846)

Net Assets

At beginning of year	$551,250,720	$633,616,566

At end of year	$714,485,624	$551,250,720

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Financial Highlights

	Class A

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$12.690	$12.730	$11.830	$12.520	$10.880

Income (Loss) From Operations

Net investment income(1)	$0.390	$0.392	$0.494	$0.389	$0.419

Net realized and unrealized gain (loss)	4.992	—	0.838	(0.647)	1.653

Total income (loss) from operations	$5.382	$0.392	$1.332	$(0.258)	$2.072

Less Distributions

From net investment income	$(0.432)	$(0.432)	$(0.432)	$(0.432)	$(0.432)

Total distributions	$(0.432)	$(0.432)	$(0.432)	$(0.432)	$(0.432)

Net asset value — End of year	$17.640	$12.690	$12.730	$11.830	$12.520

Total Return(2)	42.80%	3.20%	11.52%	(2.24)%	19.39%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$494,280	$357,048	$383,956	$302,220	$347,080

Ratios (as a percentage of average daily net assets):

Expenses	1.16%	1.20%	1.22%	1.18%	1.19%

Net investment income	2.41%	3.09%	4.08%	3.07%	3.58%

Portfolio Turnover	56%	173%	128%	136%	157%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$12.650	$12.700	$11.800	$12.480	$10.860

Income (Loss) From Operations

Net investment income(1)	$0.248	$0.300	$0.312	$0.295	$0.351

Net realized and unrealized gain (loss)	5.003	(0.014)	0.927	(0.639)	1.613

Total income (loss) from operations	$5.251	$0.286	$1.239	$(0.344)	$1.964

Less Distributions

From net investment income	$(0.311)	$(0.336)	$(0.339)	$(0.336)	$(0.344)

Total distributions	$(0.311)	$(0.336)	$(0.339)	$(0.336)	$(0.344)

Net asset value — End of year	$17.590	$12.650	$12.700	$11.800	$12.480

Total Return(2)	41.79%	2.34%	10.70%	(2.90)%	18.35%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$31,961	$42,936	$72,014	$184,009	$227,643

Ratios (as a percentage of average daily net assets):

Expenses	1.92%	1.96%	1.97%	1.93%	1.94%

Net investment income	1.55%	2.38%	2.62%	2.33%	3.01%

Portfolio Turnover	56%	173%	128%	136%	157%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$12.700	$12.750	$11.850	$12.530	$10.890

Income (Loss) From Operations

Net investment income(1)	$0.424	$0.424	$0.503	$0.419	$0.491

Net realized and unrealized gain (loss)	4.998	(0.010)	0.859	(0.635)	1.611

Total income (loss) from operations	$5.422	$0.414	$1.362	$(0.216)	$2.102

Less Distributions

From net investment income	$(0.472)	$(0.464)	$(0.462)	$(0.464)	$(0.462)

Total distributions	$(0.472)	$(0.464)	$(0.462)	$(0.464)	$(0.462)

Net asset value — End of year	$17.650	$12.700	$12.750	$11.850	$12.530

Total Return(2)	43.12%	3.38%	11.78%	(1.91)%	19.67%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$188,245	$151,266	$177,646	$182,260	$190,334

Ratios (as a percentage of average daily net assets):

Expenses	0.91%	0.95%	0.97%	0.93%	0.94%

Net investment income	2.63%	3.34%	4.16%	3.30%	4.15%

Portfolio Turnover	56%	173%	128%	136%	157%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

17	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve after-tax total return for its shareholders. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

18

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Notes to Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

19

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$18,071,367	$20,154,362

During the year ended October 31, 2021, distributable earnings was decreased by $1,522,851 and paid-in capital was increased by $1,522,851 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$5,203,825

Undistributed long-term capital gains	27,445,138

Net unrealized appreciation	231,741,619

Other temporary differences	16,197

Distributable earnings	$264,406,779

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$478,274,147

Gross unrealized appreciation	$235,549,894

Gross unrealized depreciation	(3,935,929)

Net unrealized appreciation	$231,613,965

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with EVM in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.650%

$500 million but less than $1 billion	0.625%

$1 billion but less than $2.5 billion	0.600%

$2.5 billion and over	0.575%

For the year ended October 31, 2021, the Fund’s investment adviser fee amounted to $4,305,104 or 0.64% of the Fund’s average daily net assets.

Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM and, effective March 1, 2021, an indirect wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction,

20

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Notes to Financial Statements — continued

EVM entered into a new sub-advisory agreement with EVAIL, which took effect on March 1, 2021. EVM pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2021, the administration fee amounted to $1,003,225.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2021, EVM earned $29,135 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $21,995 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2021 amounted to $1,143,867 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2021, the Fund paid or accrued to EVD $259,621 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2021 amounted to $86,540 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2021, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $365,805,380 and $414,556,852, respectively, for the year ended October 31, 2021.

21

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2021	2020

Sales	959,315	1,115,610

Issued to shareholders electing to receive payments of distributions in Fund shares	647,031	864,867

Redemptions	(3,002,896)	(5,040,082)

Converted from Class C shares	1,275,250	1,049,348

Net decrease	(121,300)	(2,010,257)

	Year Ended October 31,
Class C	2021	2020

Sales	140,253	138,855

Issued to shareholders electing to receive payments of distributions in Fund shares	40,723	107,096

Redemptions	(478,751)	(1,471,521)

Converted to Class A shares	(1,278,759)	(1,052,021)

Net decrease	(1,576,534)	(2,277,591)

	Year Ended October 31,
Class I	2021	2020

Sales	1,057,748	1,772,518

Issued to shareholders electing to receive payments of distributions in Fund shares	306,479	411,811

Redemptions	(2,614,560)	(4,209,785)

Net decrease	(1,250,333)	(2,025,456)

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2021, there were no obligations outstanding under these financial instruments.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended October 31, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures contracts	$1,325,715	$—

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

22

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Notes to Financial Statements — continued

The average notional cost of futures contracts outstanding during the year ended October 31, 2021, which is indicative of the volume of this derivative type, was approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$16,649,000	$17,143,000

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2021.

10  Investments in Affiliated Issuers and Funds

The Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At October 31, 2021, the value of the Fund’s investment in affiliated issuers and funds was $10,039,974, which represents 1.4% of the Fund’s net assets. Transactions in affiliated issuers and funds by the Fund for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/ Units, end of period

Common Stocks

Mitsubishi UFJ Financial Group, Inc.(1)	$—	$—	$—	$—	$733,495	$5,427,003	$208,363	989,698

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	2,744,375	93,474,519	(91,605,977)	54	—	4,612,971	1,322	4,612,971

				$54	$733,495	$10,039,974	$209,684

(1)	May be deemed to be an affiliated issuer as of March 1, 2021 (see Note 3).

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

23

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Notes to Financial Statements — continued

At October 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$54,777,966	$3,489,865		$—	$58,267,831

Consumer Discretionary	37,705,016	37,220,505		—	74,925,521

Consumer Staples	17,055,969	23,741,441		—	40,797,410

Energy	20,526,950	—		—	20,526,950

Financials	57,767,118	53,991,615		—	111,758,733

Health Care	44,270,135	59,121,754		—	103,391,889

Industrials	33,237,881	58,042,663		—	91,280,544

Information Technology	106,580,677	51,251,477		—	157,832,154

Materials	—	17,986,980		—	17,986,980

Real Estate	7,480,099	—		—	7,480,099

Utilities	7,390,620	3,382,507		—	10,773,127

Total Common Stocks	$386,792,431	$308,228,807	*	$—	$695,021,238

Corporate Bonds	$—	$7,530,916		$—	$7,530,916

Exchange-Traded Funds	1,016,336	—		—	1,016,336

Preferred Stocks

Consumer Staples	—	1,108,910		—	1,108,910

Energy	338,339	—		—	338,339

Financials	259,402	—		—	259,402

Total Preferred Stocks	$597,741	$1,108,910		$—	$1,706,651

Short-Term Investments	$—	$4,612,971		$—	$4,612,971

Total Investments	$388,406,508	$321,481,604		$—	$709,888,112

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.

12  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

24

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Global Dividend Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Dividend Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

25

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2021, the Fund designates approximately $22,121,384, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2021 ordinary income dividends, 23.72% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $28,725,266 or, if subsequently determined to be different, the net capital gain of such year.

26

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

27

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

28

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

29

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

31

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

32

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1857    10.31.21

Parametric

Tax-Managed International Equity Fund

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser and Parametric Portfolio Associates LLC (Parametric), sub-adviser to the Fund, are registered with the CFTC as commodity pool operators. The adviser and Parametric are also registered as commodity trading advisors.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report October 31, 2021

Parametric

Tax-Managed International Equity Fund

Parametric

Tax-Managed International Equity Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Developed equity markets outside the U.S., as measured by the MSCI EAFE Index (the Index), delivered strong returns during the 12-month period ended October 31, 2021. Positive country-level returns were nearly universal, with every country except one experiencing double-digit gains. The Index received a boost from sizeable performance across Europe and parts of the Pacific region, though underperformance from Japan and Hong Kong, and a small decline from New Zealand, weighed modestly on overall results. In addition, U.S.-based investors experienced mild performance headwinds from a strengthening U.S. dollar during the period.

In Europe, Austria’s market was buoyed by strong performances across the banking and energy sectors. This resulted in a triple-digit gain for Austria, making it the top-performer during the period. A number of Index heavyweights also recorded impressive gains, including France, the U.K., and the Netherlands. In France, investors were encouraged by several reports showing Purchasing Managers’ Index data over 50, an indicator that businesses expanded during the period. U.K. markets benefited from large gains in the materials and energy sectors, corresponding with precipitous gains in commodity prices. The Netherlands experienced strong returns across semiconductor manufacturing equipment suppliers during the period.

Turning to the Pacific region, stocks in Japan lagged the broader Index amid a high rate of COVID-19 infections leading up to the Olympics. Japan struggled throughout the period to assuage low growth conditions, but many remained hopeful that the newly elected Prime Minister would improve the economic situation through fiscal stimulus. Hong Kong was another underperformer in the region, with negative returns from gambling stocks weighing on aggregate performance following tighter restrictions on the industry from China.

Fund Performance

For the 12-month period ended October 31, 2021, Parametric Tax-Managed International Equity Fund (the Fund) returned 30.73% for Investor Class shares at net asset value (NAV), underperforming its benchmark, the Index, which returned 34.18%.

Factors detracting from the Fund’s performance relative to the Index included stock selections within the U.K. and France. This was attributed in part to an emphasis on lower beta stocks — a measure of a stock’s volatility or risk relative to its index — within the materials sector in both countries. In Hong Kong, the Fund’s focus on diversification at the sector level also detracted from relative performance versus the Index. This process led to an overweight exposure to the health care sector, which sharply fell during the period. Finally, sector diversification within the Netherlands, which resulted in an underweight exposure to information technology, hampered the Fund’s relative performance during the period.

Factors contributing to the Fund’s performance relative to the Index included an underweight exposure to Japan as the country lagged the Index amid lackluster economic growth during the period. Sector diversification within Switzerland also benefited relative returns during the period. This was partly due to an overweight exposure to the consumer discretionary sector, which outperformed relative to the Index. Additionally, security selections within Australia added to relative performance. This was partially due to the inclusion of small-cap companies in the technology sector, which strongly outpaced their larger peers during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

Tax-Managed International Equity Fund

October 31, 2021

Performance2,3

Portfolio Managers Thomas C. Seto, Paul W. Bouchey, CFA and Jennifer Sireklove, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Investor Class at NAV	04/22/1998	04/22/1998	30.73%	9.45%	7.61%
Class C at NAV	04/22/1998	04/22/1998	29.70	8.64	6.81
Class C with 1% Maximum Sales Charge	—	—	28.70	8.64	6.81
Institutional Class at NAV	09/02/2008	04/22/1998	30.99	9.71	7.87

MSCI EAFE Index	—	—	34.18%	9.79%	7.36%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Investor Class After Taxes on Distributions	04/22/1998	04/22/1998	30.66%	9.33%	7.50%
Investor Class After Taxes on Distributions and Sale of Fund Shares	—	—	18.65	8.01	6.62
Class C After Taxes on Distributions	04/22/1998	04/22/1998	28.93	8.69	6.80
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	17.21	7.35	5.90
Institutional Class After Taxes on Distributions	09/02/2008	04/22/1998	30.87	9.55	7.74
Institutional Class After Taxes on Distributions and Sale of Fund Shares	—	—	18.86	8.23	6.86

% Total Annual Operating Expense Ratios[4]			Investor Class	Class C	Institutional Class

Gross			1.50%	2.25%	1.25%
Net			1.05	1.80	0.80

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2011	$19,343	N.A.
Institutional Class	$50,000	10/31/2011	$106,703	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric

Tax-Managed International Equity Fund

October 31, 2021

Fund Profile5

Sector Allocation (% of net assets)6

Geographic Allocation (% of common stocks)

Top 10 Holdings (% of net assets)6

Nestle S.A.	1.3%

Air Liquide S.A.	1.0

Cie Financiere Richemont S.A.	1.0

Atlassian Corp. PLC, Class A	1.0

ASML Holding NV	0.8

Sanofi	0.8

SAP SE	0.8

CSL, Ltd.	0.7

LVMH Moet Hennessy Louis Vuitton SE	0.7

TotalEnergies SE	0.6

Total	8.7%

See Endnotes and Additional Disclosures in this report.

4

Parametric

Tax-Managed International Equity Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Parametric

Tax-Managed International Equity Fund

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period* (5/1/21 – 10/31/21)		Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$1,035.10	$5.39	**	1.05%
Class C	$1,000.00	$1,031.30	$9.22	**	1.80%
Institutional Class	$1,000.00	$1,036.00	$4.11	**	0.80%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,019.91	$5.35	**	1.05%
Class C	$1,000.00	$1,016.13	$9.15	**	1.80%
Institutional Class	$1,000.00	$1,021.17	$4.08	**	0.80%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Parametric

Tax-Managed International Equity Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $31,345,922)	$39,045,127

Receivable for Fund shares sold	17,244

Receivable from affiliates	5,908

Total assets	$39,068,279

Liabilities

Payable to affiliates:

Distribution and service fees	$5,011

Trustees’ fees	43

Accrued expenses	45,801

Total liabilities	$50,855

Net Assets	$39,017,424

Sources of Net Assets

Paid-in capital	$31,632,994

Distributable earnings	7,384,430

Total	$39,017,424

Investor Class Shares

Net Assets	$22,264,091

Shares Outstanding	1,643,195

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$13.55

Class C Shares

Net Assets	$418,832

Shares Outstanding	32,625

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$12.84

Institutional Class Shares

Net Assets	$16,334,501

Shares Outstanding	1,207,739

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$13.52

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Dividends allocated from Portfolio (net of foreign taxes, $149,780)	$1,101,895

Securities lending income allocated from Portfolio, net	27,242

Expenses allocated from Portfolio	(256,659)

Total investment income from Portfolio	$872,478

Expenses

Distribution and service fees

Investor Class	$54,693

Class C	4,460

Trustees’ fees and expenses	500

Custodian fee	17,995

Transfer and dividend disbursing agent fees	56,410

Legal and accounting services	22,232

Printing and postage	15,338

Registration fees	51,169

Miscellaneous	9,691

Total expenses	$232,488

Deduct —

Allocation of expenses to affiliates	$128,435

Total expense reductions	$128,435

Net expenses	$104,053

Net investment income	$768,425

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$(329,392)

Foreign currency transactions	2,163

Net realized loss	$(327,229)

Change in unrealized appreciation (depreciation) —

Investments	$8,857,523

Foreign currency	(3,700)

Net change in unrealized appreciation (depreciation)	$8,853,823

Net realized and unrealized gain	$8,526,594

Net increase in net assets from operations	$9,295,019

8	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$768,425	$472,137

Net realized loss	(327,229)	(272,619)

Net change in unrealized appreciation (depreciation)	8,853,823	(2,591,611)

Net increase (decrease) in net assets from operations	$9,295,019	$(2,392,093)

Distributions to shareholders —

Investor Class	$(234,080)	$(485,025)

Class C	—	(26,198)

Institutional Class	(179,742)	(349,344)

Total distributions to shareholders	$(413,822)	$(860,567)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Investor Class	$397,724	$230,533

Class C	19,419	30,967

Institutional Class	3,637,343	4,882,260

Net asset value of shares issued to shareholders in payment of distributions declared

Investor Class	216,129	454,889

Class C	—	17,501

Institutional Class	172,530	324,944

Cost of shares redeemed

Investor Class	(2,029,240)	(3,151,613)

Class C	(97,697)	(589,850)

Institutional Class	(2,502,966)	(5,543,016)

Net asset value of shares converted

Investor Class	240,295	578,452

Class C	(240,295)	(578,452)

Net decrease in net assets from Fund share transactions	$(186,758)	$(3,343,385)

Net increase (decrease) in net assets	$8,694,439	$(6,596,045)

Net Assets

At beginning of year	$30,322,985	$36,919,030

At end of year	$39,017,424	$30,322,985

9	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

October 31, 2021

Financial Highlights

	Investor Class

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$10.480	$11.330	$10.370	$11.310	$9.460

Income (Loss) From Operations

Net investment income(1)	$0.250	$0.147	$0.242	$0.179	$0.204

Net realized and unrealized gain (loss)	2.955	(0.738)	0.887	(0.848)	1.810

Total income (loss) from operations	$3.205	$(0.591)	$1.129	$(0.669)	$2.014

Less Distributions

From net investment income	$(0.135)	$(0.259)	$(0.169)	$(0.271)	$(0.164)

Total distributions	$(0.135)	$(0.259)	$(0.169)	$(0.271)	$(0.164)

Net asset value — End of year	$13.550	$10.480	$11.330	$10.370	$11.310

Total Return(2)(3)	30.73%	(5.41)%	11.16%	(6.09)%	21.69%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$22,264	$18,165	$21,757	$17,824	$21,885

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	1.05%	1.05%	1.05%	1.05%	1.11%

Net investment income	1.93%	1.37%	2.26%	1.59%	2.00%

Portfolio Turnover of the Portfolio	23%	10%	37%	30%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.34%, 0.45%, 0.51%, 0.41% and 0.34% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

October 31, 2021

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$9.900	$10.690	$9.770	$10.670	$8.930

Income (Loss) From Operations

Net investment income(1)	$0.133	$0.062	$0.119	$0.086	$0.121

Net realized and unrealized gain (loss)	2.807	(0.701)	0.886	(0.794)	1.713

Total income (loss) from operations	$2.940	$(0.639)	$1.005	$(0.708)	$1.834

Less Distributions

From net investment income	$—	$(0.151)	$(0.085)	$(0.192)	$(0.094)

Total distributions	$—	$(0.151)	$(0.085)	$(0.192)	$(0.094)

Net asset value — End of year	$12.840	$9.900	$10.690	$9.770	$10.670

Total Return(2)(3)	29.70%	(6.11)%	10.42%	(6.78)%	20.78%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$419	$598	$1,862	$6,186	$8,026

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	1.80%	1.80%	1.80%	1.80%	1.86%

Net investment income	1.09%	0.62%	1.20%	0.81%	1.26%

Portfolio Turnover of the Portfolio	23%	10%	37%	30%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.34%, 0.45%, 0.51%, 0.41% and 0.34% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

October 31, 2021

Financial Highlights — continued

	Institutional Class

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$10.460	$11.310	$10.350	$11.290	$9.450

Income (Loss) From Operations

Net investment income(1)	$0.289	$0.173	$0.264	$0.198	$0.233

Net realized and unrealized gain (loss)	2.934	(0.736)	0.895	(0.840)	1.796

Total income (loss) from operations	$3.223	$(0.563)	$1.159	$(0.642)	$2.029

Less Distributions

From net investment income	$(0.163)	$(0.287)	$(0.199)	$(0.298)	$(0.189)

Total distributions	$(0.163)	$(0.287)	$(0.199)	$(0.298)	$(0.189)

Net asset value — End of year	$13.520	$10.460	$11.310	$10.350	$11.290

Total Return(2)(3)	30.99%	(5.19)%	11.52%	(5.88)%	21.95%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$16,335	$11,560	$13,301	$12,011	$10,331

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	0.80%	0.80%	0.80%	0.80%	0.85%

Net investment income	2.23%	1.62%	2.48%	1.76%	2.27%

Portfolio Turnover of the Portfolio	23%	10%	37%	30%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.34%, 0.45%, 0.51%, 0.41% and 0.35% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

October 31, 2021

Notes to Financial Statements

1   Significant Accounting Policies

Parametric Tax-Managed International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Investor Class and Institutional Class shares are sold at net asset value and are not subject to a sales charge. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective March 1, 2013, Class C shares of the Fund are no longer available for purchase, except by existing shareholders (including shares acquired through the reinvestment of dividends and distributions) or employer sponsored retirement plans. Effective January 25, 2019, Class C shares generally automatically convert to Investor Class shares ten years after their purchase and, effective November 5, 2020, automatically convert to Investor Class shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed International Equity Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (50.7% at October 31, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in

13

Parametric

Tax-Managed International Equity Fund

October 31, 2021

Notes to Financial Statements — continued

excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$413,822	$860,567

During the year ended October 31, 2021, distributable earnings was decreased by $44,846 and paid-in-capital was increased by $44,846 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$811,461

Deferred capital losses	(727,553)

Net unrealized appreciation	7,300,522

Distributable earnings	$7,384,430

At October 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $727,553 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2021, $52,688 are short-term and $674,865 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

Effective March 1, 2021, the Fund entered into an investment advisory agreement with Eaton Vance Management (EVM). Pursuant to the agreement, the Fund pays an investment adviser fee on its average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee, at a per annum rate as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.500%

$1 billion but less than $2.5 billion	0.475%

$2.5 billion but less than $5.0 billion	0.455%

$5 billion and over	0.440%

Also effective March 1, 2021, EVM delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), an affiliate of EVM, pursuant to an investment sub-advisory agreement. EVM pays Parametric a portion of its investment adviser fee for sub-advisory services provided to the Fund. For the year ended October 31, 2021, the Fund incurred no investment adviser fee on such assets. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM and Parametric have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05%, 1.80% and 0.80% of the Fund’s average daily net assets for Investor Class, Class C and Institutional Class, respectively. This agreement may be changed or terminated after February 28, 2022. Pursuant to this agreement, EVM and Parametric were allocated $128,435 in total of the Fund’s operating expenses for the year ended October 31, 2021.

14

Parametric

Tax-Managed International Equity Fund

October 31, 2021

Notes to Financial Statements — continued

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2021, EVM earned $15,746 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class and Class C shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2021 amounted to $54,693 for Investor Class shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2021, the Fund paid or accrued to EVD $3,345 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2021 amounted to $1,115 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2021, the Fund was informed that EVD received no CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,616,921 and $3,399,823, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Investor Class	2021	2020

Sales	30,731	21,346

Issued to shareholders electing to receive payments of distributions in Fund shares	17,774	39,728

Redemptions	(157,811)	(301,673)

Converted from Class C shares	19,725	53,249

Net decrease	(89,581)	(187,350)

15

Parametric

Tax-Managed International Equity Fund

October 31, 2021

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2021	2020

Sales	1,584	3,028

Issued to shareholders electing to receive payments of distributions in Fund shares	—	1,609

Redemptions	(8,514)	(62,157)

Converted to Investor Class shares	(20,867)	(56,268)

Net decrease	(27,797)	(113,788)

	Year Ended October 31,
Institutional Class	2021	2020

Sales	282,298	473,209

Issued to shareholders electing to receive payments of distributions in Fund shares	14,247	28,504

Redemptions	(193,637)	(572,975)

Net increase (decrease)	102,908	(71,262)

16

Parametric

Tax-Managed International Equity Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Tax-Managed International Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Parametric Tax-Managed International Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

17

Parametric

Tax-Managed International Equity Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  For the fiscal year ended October 31, 2021, the Fund designates approximately $788,444, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended October 31, 2021, the Fund paid foreign taxes of $90,343 and recognized foreign source income of $972,261.

18

Tax-Managed International Equity Portfolio

October 31, 2021

Portfolio of Investments

Common Stocks — 99.3%
Security	Shares	Value

Australia — 9.3%

Ampol, Ltd.	7,108	$164,417

ASX, Ltd.(1)	1,525	95,904

Atlas Arteria, Ltd.(1)	14,585	68,544

Atlassian Corp. PLC, Class A(2)	1,600	733,008

Aurizon Holdings, Ltd.	14,009	35,715

AusNet Services(1)	136,596	254,021

Beach Energy, Ltd.(1)	59,556	62,564

BHP Group, Ltd.(1)	8,972	246,434

Brambles, Ltd.	17,422	132,175

carsales.com, Ltd.	3,542	66,285

Charter Hall Long Wale REIT	6,388	23,435

Charter Hall Retail REIT	6,757	20,963

Cleanaway Waste Management, Ltd.	15,558	31,641

Coles Group, Ltd.	6,080	78,791

Commonwealth Bank of Australia	4,049	320,933

Computershare, Ltd.	10,972	156,125

Cromwell Property Group	20,061	12,277

CSL, Ltd.	2,517	572,719

Dexus	13,975	114,634

Domain Holdings Australia, Ltd.	29,017	126,042

Domino’s Pizza Enterprises, Ltd.(1)	933	95,705

Endeavour Group, Ltd.(2)	14,196	72,946

Goodman Group	10,280	170,205

GPT Group (The)	22,015	85,948

GWA Group, Ltd.	11,241	23,075

Hansen Technologies, Ltd.	14,633	69,877

Harvey Norman Holdings, Ltd.(1)	17,000	63,777

IDP Education, Ltd.(1)	3,186	90,142

Integrated Research, Ltd.(1)(2)	9,777	11,204

IRESS, Ltd.	3,720	33,913

JB Hi-Fi, Ltd.	3,464	132,253

Lendlease Corp., Ltd.(1)	4,427	35,072

Medibank Pvt, Ltd.	16,474	41,401

Mirvac Group	41,842	89,298

National Australia Bank, Ltd.	5,991	130,256

Newcrest Mining, Ltd.	2,354	44,104

NEXTDC, Ltd.(2)	5,120	45,705

Northern Star Resources, Ltd.	3,606	24,964

Orica, Ltd.	4,147	47,605

Origin Energy, Ltd.(1)	36,532	139,917

Qube Holdings, Ltd.(1)	14,130	34,125

REA Group, Ltd.(1)	1,183	143,579

Rio Tinto, Ltd.	2,262	154,976

Shopping Centres Australasia Property Group	20,523	43,116

Security	Shares	Value

Australia (continued)

Spark Infrastructure Group	101,573	$215,345

Suncorp Group, Ltd.	10,185	90,125

Tabcorp Holdings, Ltd.(1)	26,454	99,609

Technology One, Ltd.	10,774	100,050

Telstra Corp., Ltd.	28,006	80,951

TPG Telecom, Ltd.(1)	20,255	103,401

Transurban Group	18,774	191,291

Washington H. Soul Pattinson & Co., Ltd.(1)	4,310	106,141

Waypoint REIT	10,481	21,609

Wesfarmers, Ltd.	7,953	344,092

Westpac Banking Corp.	3,483	67,762

Whitehaven Coal, Ltd.(2)	32,210	63,743

Woodside Petroleum, Ltd.(1)	9,507	166,197

Woolworths Group, Ltd.	14,196	408,913

		$7,199,019

Austria — 1.1%

ams AG(1)(2)	3,049	$60,365

ANDRITZ AG	1,052	59,752

BAWAG Group AG(2)(3)	822	51,700

CA Immobilien Anlagen AG	2,034	87,277

Erste Group Bank AG	2,269	97,308

Lenzing AG(2)	466	56,195

Oesterreichische Post AG	768	32,424

OMV AG	2,018	122,176

PIERER Mobility AG	420	38,998

S&T AG	1,191	28,620

Telekom Austria AG	8,000	69,120

Verbund AG	1,229	128,114

voestalpine AG	1,029	39,083

		$871,132

Belgium — 2.2%

Ackermans & van Haaren NV	184	$31,642

Ageas S.A./NV	1,164	56,626

Anheuser-Busch InBev S.A./NV	2,419	147,964

Befimmo S.A.	1,120	45,812

bpost S.A.(2)	3,251	27,852

Cofinimmo S.A.	488	78,731

D’ieteren Group(2)	637	109,834

Deceuninck NV	4,520	19,275

Econocom Group S.A./NV	10,730	45,366

Elia Group S.A./NV(1)	938	109,430

Etablissements Franz Colruyt NV(1)	478	23,469

Euronav S.A.	5,526	58,805

19	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Belgium (continued)

EVS Broadcast Equipment S.A.	1,740	$40,818

Fagron	1,130	19,596

Groupe Bruxelles Lambert S.A.	459	53,258

Melexis NV	909	104,841

Montea NV	196	29,092

Ontex Group NV(1)(2)	2,798	26,384

Proximus SADP	3,256	61,316

Shurgard Self Storage S.A.	466	28,560

Sofina S.A.	150	66,376

Telenet Group Holding NV	3,139	112,772

Tessenderlo Group S.A.(2)	1,340	48,902

UCB S.A.	1,564	186,938

Umicore S.A.	2,338	134,053

VGP NV	165	42,674

		$1,710,386

Denmark — 2.3%

Ambu AS(1)	375	$10,675

Bakkafrost P/F	532	49,212

Carlsberg A/S, Class B	904	149,265

Chr. Hansen Holding A/S	934	74,344

Coloplast A/S, Class B	178	29,071

Drilling Co. of 1972 A/S (The)(2)	483	17,313

DSV A/S	253	58,802

Jyske Bank A/S(2)	586	28,589

Netcompany Group A/S(1)(3)	252	28,696

NKT A/S(2)	460	22,164

Novo Nordisk A/S, Class B	2,404	263,610

Novozymes A/S, Class B(1)	1,992	146,529

Orsted A/S(1)(3)	1,577	222,739

Pandora A/S(1)	1,497	209,484

Ringkjoebing Landbobank A/S(1)	652	82,830

Scandinavian Tobacco Group AS(3)	1,702	38,271

SimCorp A/S	792	95,907

Sydbank A/S	1,310	45,018

Topdanmark A/S	972	51,585

Tryg A/S	1,584	37,593

Vestas Wind Systems AS(1)	3,305	142,874

		$1,804,571

Finland — 2.1%

Elisa Oyj	2,351	$141,883

Fortum Oyj	7,644	227,333

Huhtamaki Oyj	736	32,092

Kemira Oyj(1)	2,727	41,881

Security	Shares	Value

Finland (continued)

Kesko Oyj, Class B	4,942	$160,835

Kojamo Oyj	2,484	55,653

Kone Oyj, Class B	1,249	85,180

Neste Oyj	2,706	150,648

Nokia Oyj(2)	23,544	135,131

Nordea Bank Abp	13,924	170,525

Orion Oyj, Class B(1)	2,432	105,314

TietoEVRY Oyj(1)	956	29,318

Tokmanni Group Corp.	7,427	168,985

UPM-Kymmene Oyj	2,265	79,934

Valmet Oyj	1,377	55,901

		$1,640,613

France — 8.7%

Air Liquide S.A.	4,818	$804,402

Albioma S.A.	1,781	70,063

Alstom S.A.	840	29,936

Altarea SCA	326	69,710

Amundi S.A.(3)	792	70,565

Atos SE	790	41,216

AXA S.A.	8,332	242,403

Bouygues S.A.	1,100	44,567

Carrefour S.A.	5,094	92,221

Cie Generale des Etablissements Michelin SCA	623	97,947

Credit Agricole S.A.	7,839	118,267

Danone S.A.	1,400	91,260

Dassault Systemes SE	7,700	449,660

Devoteam S.A.(2)	373	72,558

Engie S.A.	10,227	145,481

EssilorLuxottica S.A.	1,642	339,725

Eurazeo SE	634	59,427

Gaztransport & Technigaz S.A.	853	70,510

Gecina S.A.	1,055	147,635

Getlink SE(1)	2,197	33,814

Hermes International	100	158,792

ICADE	610	47,837

Klepierre S.A.(2)	4,222	100,510

L’Oreal S.A.	773	353,613

Legrand S.A.	560	61,090

LVMH Moet Hennessy Louis Vuitton SE	650	509,679

Neoen S.A.(1)(2)(3)	335	15,424

Nexity S.A.	947	43,294

Orange S.A.	5,077	55,364

Remy Cointreau S.A.	343	69,289

Rothschild & Co.	845	37,271

20	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

France (continued)

Rubis SCA	2,794	$89,546

Sanofi	5,890	591,616

Schneider Electric SE	718	123,796

SCOR SE	1,880	63,290

Societe BIC S.A.	422	24,530

Suez S.A.	7,363	167,628

Technip Energies NV(2)	3,214	49,465

Teleperformance	177	73,935

Thales S.A.	600	55,367

TotalEnergies SE	9,935	497,495

Ubisoft Entertainment S.A.(2)	1,529	80,064

Vinci S.A.	1,159	123,909

Vivendi SE	7,168	92,342

Wendel SE	356	47,423

Worldline S.A.(2)(3)	1,349	78,669

		$6,702,605

Germany — 8.8%

adidas AG	579	$189,507

Allianz SE	1,358	315,342

BASF SE	4,404	316,972

Bayerische Motoren Werke AG	1,291	130,437

Bechtle AG	1,070	80,265

Beiersdorf AG	2,259	240,207

Carl Zeiss Meditec AG	264	53,167

Continental AG(2)	589	69,250

Covestro AG(3)	1,939	124,171

Delivery Hero SE(2)(3)	754	94,043

Deutsche Bank AG(2)	6,495	83,430

Deutsche Boerse AG	570	94,624

Deutsche Post AG	1,746	108,090

Deutsche Telekom AG	26,429	491,504

E.ON SE	27,081	343,382

Evotec SE(2)	969	46,972

Fresenius Medical Care AG & Co. KGaA	1,012	67,226

Hamborner REIT AG	3,512	39,415

Henkel AG & Co. KGaA, PFC Shares	2,888	258,729

Knorr-Bremse AG	346	36,518

KWS Saat SE and Co. KGaA	425	36,280

LEG Immobilien SE	1,359	202,142

Merck KGaA	988	233,489

MorphoSys AG(2)	591	27,816

Muenchener Rueckversicherungs-Gesellschaft AG	660	195,417

Puma SE	927	114,994

QIAGEN NV(2)	1,735	95,603

Security	Shares	Value

Germany (continued)

Rational AG	97	$96,277

RWE AG	7,472	287,610

SAP SE	4,054	587,064

Sartorius AG, PFC Shares	199	128,900

Scout24 SE(3)	625	43,529

Siemens AG	2,649	430,679

Siemens Energy AG(2)	1,324	38,000

Siemens Healthineers AG(3)	1,428	94,970

STRATEC SE	127	20,283

Suedzucker AG	2,296	36,424

Symrise AG	1,413	195,449

TeamViewer AG(2)(3)	3,627	54,134

Telefonica Deutschland Holding AG(3)	39,958	104,107

Uniper SE	1,223	54,065

Vitesco Technologies Group AG(2)	117	6,708

Vonovia SE	6,304	382,418

Zalando SE(2)(3)	1,079	101,944

		$6,751,553

Hong Kong — 4.5%

AIA Group, Ltd.	23,600	$264,485

Alibaba Health Information Technology, Ltd.(1)(2)	122,000	152,767

Beijing Tong Ren Tang Chinese Medicine Co., Ltd.(1)	46,000	58,617

BOC Hong Kong Holdings, Ltd.	7,000	22,182

Budweiser Brewing Co. APAC Ltd.(3)	67,300	184,591

Cafe de Coral Holdings, Ltd.	22,000	40,145

China Traditional Chinese Medicine Holdings Co., Ltd.	134,000	63,762

China Youzan, Ltd.(2)	504,000	63,922

Chow Tai Fook Jewellery Group, Ltd.(1)	63,400	129,311

CK Hutchison Holdings, Ltd.	11,500	77,101

CLP Holdings, Ltd.	15,000	146,864

Fosun International, Ltd.	54,000	63,267

Galaxy Entertainment Group, Ltd.(2)	35,000	188,325

Hang Lung Properties, Ltd.	14,000	32,492

Hang Seng Bank, Ltd.	2,400	45,607

Henderson Land Development Co., Ltd.	15,260	63,896

HK Electric Investments & HK Electric Investments, Ltd.	64,500	64,273

HKT Trust and HKT, Ltd.	152,000	206,269

Hong Kong & China Gas Co., Ltd.	111,906	173,849

Hong Kong Exchanges & Clearing, Ltd.	2,700	162,653

Hongkong Land Holdings, Ltd.	8,100	44,730

Hysan Development Co., Ltd.	5,000	17,358

Jardine Matheson Holdings, Ltd.	2,800	162,633

Kerry Properties, Ltd.	10,000	28,267

Link REIT	12,000	106,313

21	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Hong Kong (continued)

MGM China Holdings, Ltd.(1)(2)	75,200	$55,176

MTR Corp., Ltd.	17,000	92,737

New World Development Co., Ltd.	11,000	47,712

NWS Holdings, Ltd.	51,000	50,645

Pacific Basin Shipping, Ltd.	119,000	54,919

Power Assets Holdings, Ltd.	17,500	106,948

Sands China, Ltd.(2)	7,200	16,410

Shangri-La Asia, Ltd.(2)	48,000	39,045

Sino Land Co., Ltd.(1)	32,000	42,060

SJM Holdings, Ltd.(1)(2)	94,000	69,910

Sun Hung Kai Properties, Ltd.	8,000	106,067

SUNeVision Holdings, Ltd.	42,000	38,562

Swire Properties, Ltd.	7,400	19,839

Vitasoy International Holdings, Ltd.(1)	14,000	33,746

VSTECS Holdings, Ltd.	60,000	56,622

VTech Holdings, Ltd.	10,000	77,005

		$3,471,082

Ireland — 2.2%

Bank of Ireland Group PLC(2)	45,892	$273,387

CRH PLC	6,065	290,233

DCC PLC	1,267	105,719

Flutter Entertainment PLC(2)	1,213	229,629

ICON PLC(2)	980	281,035

Irish Residential Properties REIT PLC	42,500	80,238

Kerry Group PLC, Class A	1,947	261,246

Kingspan Group PLC	1,672	192,489

		$1,713,976

Israel — 2.2%

Amot Investments, Ltd.	5,499	$42,032

Azrieli Group, Ltd.	884	82,675

Bank Hapoalim B.M.	8,234	81,096

Bank Leumi Le-Israel B.M.	4,425	42,278

Bezeq The Israeli Telecommunication Corp., Ltd.(2)	126,713	158,944

Check Point Software Technologies, Ltd.(2)	385	46,046

Elbit Systems, Ltd.	637	100,411

Electra, Ltd.	118	77,755

Energix-Renewable Energies, Ltd.	13,304	62,616

Fiverr International, Ltd.(1)(2)	353	60,133

ICL Group, Ltd	20,090	172,171

Kenon Holdings, Ltd.	2,504	100,520

Maytronics, Ltd.	4,367	103,228

Mizrahi Tefahot Bank, Ltd.	1,469	53,450

Nice, Ltd.(2)	490	138,523

Security	Shares	Value

Israel (continued)

OPC Energy, Ltd.(2)	1,911	$20,004

Paz Oil Co., Ltd.(2)	650	82,845

Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	693	52,175

Reit 1, Ltd.	7,407	46,315

Shufersal, Ltd.	7,005	58,016

Teva Pharmaceutical Industries, Ltd. ADR(2)	15,917	139,115

		$1,720,348

Italy — 4.6%

Assicurazioni Generali SpA	4,184	$91,107

Atlantia SpA(2)	6,270	121,189

Brunello Cucinelli SpA(2)	1,252	75,959

Cementir Holding NV	6,913	72,582

Davide Campari-Milano NV	18,866	267,976

De’Longhi SpA	1,200	46,944

DiaSorin SpA	977	220,864

Enel SpA	29,175	244,247

Eni SpA	20,895	299,476

Ferrari NV	1,054	250,100

Infrastrutture Wireless Italiane SpA(3)	25,801	285,052

Interpump Group SpA	778	57,309

Intesa Sanpaolo SpA(1)	43,996	125,044

Italgas SpA	7,381	46,895

Italmobiliare SpA	1,360	47,730

Mediaset NV(1)	9,790	27,501

Poste Italiane SpA(3)	5,564	79,464

Prysmian SpA	3,437	129,950

RAI Way SpA(3)	4,122	24,951

Recordati Industria Chimica e Farmaceutica SpA	2,623	164,349

Reply SpA	996	193,327

Retelit SpA	14,503	51,791

Saipem SpA(2)	25,787	56,499

Salvatore Ferragamo SpA(1)(2)	2,265	48,195

Saras SpA(2)	14,538	10,793

STMicroelectronics NV	7,572	359,376

Technogym SpA(3)	2,741	28,810

Terna SpA(1)	8,968	66,819

UnipolSai Assicurazioni SpA	10,716	31,030

		$3,525,329

Japan — 12.9%

Advance Residence Investment Corp.	13	$42,727

Aeon Co., Ltd.	3,000	69,014

Aeon Mall Co., Ltd.	1,800	26,370

Air Water, Inc.	2,000	30,600

22	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)

Ajinomoto Co., Inc.	2,100	$62,875

ANA Holdings, Inc.(2)	1,100	25,631

Asahi Intecc Co., Ltd.	1,300	34,267

Astellas Pharma, Inc.	6,200	104,524

Bandai Namco Holdings, Inc.	1,300	99,344

Bank of Kyoto, Ltd. (The)	1,000	44,973

Bridgestone Corp.	900	39,815

Canon, Inc.	3,000	68,218

Central Japan Railway Co.	200	29,668

Chiba Bank, Ltd. (The)	7,000	43,388

Chubu Electric Power Co., Inc.	8,000	82,809

Chugai Pharmaceutical Co., Ltd.	2,700	100,951

Chugoku Electric Power Co., Inc. (The)	4,500	37,327

Citizen Watch Co., Ltd.	8,200	35,761

Concordia Financial Group, Ltd.	10,800	42,926

CyberAgent, Inc.	3,200	53,618

Daicel Corp.	3,400	25,457

Daido Steel Co., Ltd.	700	26,819

Daiichi Sankyo Co., Ltd.	4,700	118,592

Daikin Industries, Ltd.	500	109,507

Daito Trust Construction Co., Ltd.	300	37,195

Daiwa House Industry Co., Ltd.	2,800	92,373

Daiwa House REIT Investment Corp.	23	66,002

Daiwa Securities Group, Inc.	7,000	39,327

Dentsu Group, Inc.	2,200	80,396

East Japan Railway Co.	600	37,372

ENEOS Holdings, Inc.	10,300	41,532

Fast Retailing Co., Ltd.	100	66,382

Frontier Real Estate Investment Corp.	8	35,393

FUJIFILM Holdings Corp.	500	38,639

Fujitsu, Ltd.	300	51,849

GLP J-REIT	28	45,672

Hankyu Hanshin Holdings, Inc.	1,000	31,006

Hirose Electric Co., Ltd.	315	52,678

Hisamitsu Pharmaceutical Co., Inc.	600	20,470

Hoya Corp.	1,100	161,929

Hulic Co., Ltd.	4,000	38,462

Idemitsu Kosan Co., Ltd.	3,700	101,056

Industrial & Infrastructure Fund Investment Corp.	21	38,505

Ito En, Ltd.	600	39,963

ITOCHU Corp.(1)	1,500	42,781

Iwatani Corp.	1,800	106,318

Japan Airlines Co., Ltd.(2)	900	19,369

Japan Exchange Group, Inc.	2,100	49,724

Japan Post Bank Co., Ltd.(1)	4,800	37,450

Japan Post Holdings Co., Ltd.	5,300	40,725

Security	Shares	Value

Japan (continued)

Japan Real Estate Investment Corp.	11	$67,422

Japan Tobacco, Inc.	1,100	21,594

JSR Corp.	1,500	54,404

Kajima Corp.	2,000	24,626

Kakaku.com, Inc.	1,900	63,051

Kamigumi Co., Ltd.	1,500	30,202

Kansai Paint Co., Ltd.	1,400	32,418

Kao Corp.	1,600	90,509

KDDI Corp.	6,400	195,712

Kenedix Office Investment Corp.	6	37,990

Keyence Corp.	400	241,446

Kintetsu Group Holdings Co., Ltd.(2)	800	25,182

Kirin Holdings Co., Ltd.	3,800	66,142

Kobayashi Pharmaceutical Co., Ltd.	500	40,033

Kobe Bussan Co., Ltd.(1)	1,400	48,225

Konami Holdings Corp.	800	44,024

Kuraray Co., Ltd.	2,500	22,623

Kyocera Corp.	500	29,274

Kyowa Kirin Co., Ltd.	1,300	42,754

Kyushu Electric Power Co., Inc.	6,600	46,493

Lion Corp.	2,100	34,974

M3, Inc.	1,500	88,395

Makita Corp.	1,000	46,412

Marubeni Corp.	7,000	59,397

Maruichi Steel Tube, Ltd.	1,200	27,266

MatsukiyoCocokara & Co.	900	39,906

MEIJI Holdings Co., Ltd.	800	50,487

Mitsubishi Chemical Holdings Corp.	10,000	82,774

Mitsubishi Corp.	2,200	69,956

Mitsubishi Electric Corp.(1)	2,600	34,917

Mitsubishi Estate Co., Ltd.	7,600	115,497

Mitsubishi Gas Chemical Co., Inc.	1,600	32,202

Mitsubishi UFJ Financial Group, Inc.(4)	32,200	176,569

Mitsui & Co., Ltd.	3,900	89,250

Mitsui Chemicals, Inc.	1,300	38,654

Mitsui Fudosan Co., Ltd.	4,200	96,028

Mizuho Financial Group, Inc.	6,730	88,822

MS&AD Insurance Group Holdings, Inc.	1,800	58,153

Murata Manufacturing Co., Ltd.	1,500	111,268

NEC Corp.	1,500	76,803

Nexon Co., Ltd.	3,000	51,063

Nichirei Corp.	1,500	36,533

Nidec Corp.	500	55,379

Nintendo Co., Ltd.	300	132,497

Nippon Accommodations Fund, Inc.	8	44,618

Nippon Building Fund, Inc.	11	71,466

23	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)

Nippon Paint Holdings Co., Ltd.	6,000	$64,199

Nippon Prologis REIT, Inc.	26	86,841

Nippon Shokubai Co., Ltd.	600	31,347

Nippon Telegraph & Telephone Corp.	6,800	190,529

Nissin Foods Holdings Co., Ltd.	700	53,508

Nitori Holdings Co., Ltd.	400	73,484

Nitto Denko Corp.	700	54,698

NOF Corp.	800	40,149

Nomura Research Institute, Ltd.	2,000	80,068

NTT Data Corp.	4,400	88,268

Obic Co., Ltd.	300	55,477

Oji Holdings Corp.	9,300	46,098

Ono Pharmaceutical Co., Ltd.	2,500	52,454

Oriental Land Co., Ltd.	500	78,970

Osaka Gas Co., Ltd.	4,100	66,084

Otsuka Holdings Co., Ltd.	2,400	94,918

Pan Pacific International Holdings Corp.	2,000	41,994

PeptiDream, Inc.(2)	800	19,338

Pigeon Corp.	2,100	48,628

Rakuten Group, Inc.(1)	3,000	32,844

Resona Holdings, Inc.	12,400	46,582

Ricoh Co., Ltd.	4,000	38,951

Rinnai Corp.	600	61,604

Santen Pharmaceutical Co., Ltd.	2,700	38,056

Sekisui House, Ltd.	2,000	41,582

Shikoku Electric Power Co., Inc.	5,200	33,867

Shimadzu Corp.	1,200	48,753

Shimano, Inc.(1)	300	83,704

Shin-Etsu Chemical Co., Ltd.	1,300	231,833

Shizuoka Bank, Ltd. (The)	5,800	46,704

Showa Denko K.K.	1,600	40,128

SMC Corp.	100	59,677

SoftBank Corp.	6,600	90,088

Sony Group Corp.	1,600	185,274

Square Enix Holdings Co., Ltd.	700	38,346

Sumitomo Corp.	1,600	22,799

Sumitomo Mitsui Financial Group, Inc.	4,400	142,778

Sumitomo Mitsui Trust Holdings, Inc.	1,500	49,341

Sumitomo Realty & Development Co., Ltd.	2,100	75,894

Suntory Beverage & Food, Ltd.	900	34,922

Sysmex Corp.	500	61,995

TEIJIN, Ltd.	1,400	18,792

Terumo Corp.	2,100	92,643

Toho Gas Co., Ltd.	1,500	44,434

Tokio Marine Holdings, Inc.	2,000	105,340

Tokyo Gas Co., Ltd.	3,800	65,941

Security	Shares	Value

Japan (continued)

Tokyu Corp.	2,000	$28,196

Toppan, Inc.	2,000	32,284

Toshiba Corp.	1,800	77,638

Tosoh Corp.	2,200	37,050

Toyo Suisan Kaisha, Ltd.	1,000	43,089

Toyobo Co., Ltd.	1,800	21,613

Toyota Industries Corp.	400	34,005

Toyota Motor Corp.	14,500	255,840

Trend Micro, Inc.	600	33,912

Tsuruha Holdings, Inc.	500	61,673

Unicharm Corp.	2,200	88,974

Welcia Holdings Co., Ltd.	1,200	44,798

West Japan Railway Co.	400	18,882

Yakult Honsha Co., Ltd.	1,100	55,581

Yamato Holdings Co., Ltd.	2,000	49,166

Yamato Kogyo Co., Ltd.	1,000	33,530

Yamazaki Baking Co., Ltd.(1)	2,000	30,382

Z Holdings Corp.	11,200	69,530

		$9,917,226

Netherlands — 4.6%

ABN AMRO Bank NV(1)(3)	4,063	$59,757

Aegon NV	12,248	62,125

ASML Holding NV	768	624,307

ASR Nederland NV	1,620	75,726

Boskalis Westminster NV	954	28,452

Corbion NV	2,072	98,384

Euronext NV(3)	576	64,803

Flow Traders(1)(3)	619	21,012

GrandVision NV(2)(3)	1,280	42,004

IMCD NV(1)	840	186,517

JDE Peet’s NV(1)	4,140	120,552

Koninklijke Ahold Delhaize NV	6,507	211,689

Koninklijke DSM NV(1)	1,609	351,531

Koninklijke KPN NV	80,454	240,391

Koninklijke Philips NV	7,493	353,484

Koninklijke Vopak NV(1)	1,452	57,787

NN Group NV	1,992	106,486

NSI NV	1,000	40,084

Prosus NV(2)	2,848	250,860

SBM Offshore NV(1)	4,496	70,984

Signify NV(3)	1,727	83,684

Universal Music Group NV(2)	7,168	208,108

Wolters Kluwer NV	2,003	209,751

		$3,568,478

24	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

New Zealand — 1.2%

a2 Milk Co., Ltd. (The)(1)(2)	19,927	$93,865

Auckland International Airport, Ltd.(2)	12,240	70,158

Contact Energy, Ltd.	9,580	56,214

Fisher & Paykel Healthcare Corp., Ltd.	3,040	68,107

Fletcher Building, Ltd.	27,491	141,395

Goodman Property Trust(1)	27,739	49,462

Mercury NZ, Ltd.	13,643	60,000

Precinct Properties New Zealand, Ltd.	27,851	33,340

Pushpay Holdings, Ltd.(2)	16,676	22,739

Restaurant Brands New Zealand, Ltd.(2)	1,138	12,703

SKYCITY Entertainment Group, Ltd.	23,126	53,031

Spark New Zealand, Ltd.	29,667	97,120

Xero, Ltd.(2)	655	74,685

Z Energy, Ltd.	22,601	58,330

		$891,149

Norway — 2.4%

Atea ASA(2)	6,274	$117,236

Borregaard ASA	2,485	60,344

DNB Bank ASA(1)(2)	4,962	118,079

Entra ASA(3)	6,540	163,243

Equinor ASA	6,138	155,527

Europris ASA(3)	9,810	72,643

Fjordkraft Holding ASA(3)	4,604	27,411

Gjensidige Forsikring ASA	1,701	42,352

Golar LNG, Ltd.(2)	2,500	32,575

Kongsberg Gruppen ASA	1,873	61,466

Medistim ASA	801	35,933

Mowi ASA	4,027	116,772

Nordic Nanovector ASA(1)(2)	9,318	29,419

Nordic Semiconductor ASA(2)	343	10,191

Opera, Ltd. ADR(2)	6,200	51,646

Orkla ASA	8,207	79,825

Scatec ASA(3)	3,300	65,092

SFL Corp, Ltd.	2,400	18,984

SpareBank 1 SMN	2,095	34,895

Telenor ASA	10,353	163,583

Tomra Systems ASA	2,037	131,653

Veidekke ASA	3,671	52,899

Yara International ASA	3,318	173,408

		$1,815,176

Portugal — 1.2%

Banco Comercial Portugues S.A.(2)	762,050	$137,486

Corticeira Amorim SGPS S.A.	4,721	65,736

Security	Shares	Value

Portugal (continued)

CTT - Correios de Portugal S.A.	12,855	$70,645

EDP - Energias de Portugal S.A.	19,728	111,318

EDP Renovaveis S.A.	1,584	44,112

Galp Energia SGPS S.A., Class B	13,571	140,975

Jeronimo Martins SGPS S.A.	7,537	170,748

Navigator Co. S.A. (The)	25,712	100,497

NOS SGPS S.A.	17,214	67,158

		$908,675

Singapore — 2.3%

Ascendas Real Estate Investment Trust	23,500	$53,825

CapitaLand Integrated Commercial Trust	32,338	51,497

CapitaLand Investment, Ltd./Singapore(2)	11,500	29,336

ComfortDelGro Corp., Ltd.	36,500	42,303

Flex, Ltd.(2)	9,257	156,443

Genting Singapore, Ltd.	72,700	42,035

Jardine Cycle & Carriage, Ltd.	5,500	91,945

Keppel Corp., Ltd.	17,800	71,032

Keppel Infrastructure Trust	106,657	41,947

Mapletree Industrial Trust	18,060	36,867

Mapletree Logistics Trust	30,900	46,336

Olam International, Ltd.	33,100	41,726

Oversea-Chinese Banking Corp., Ltd.	14,700	128,505

Raffles Medical Group, Ltd.	38,400	39,058

Sea, Ltd. ADR(2)	565	194,117

Sembcorp Industries, Ltd.	21,400	31,939

Singapore Airlines, Ltd.(1)(2)	14,800	57,010

Singapore Exchange, Ltd.	7,000	50,237

Singapore Post, Ltd.	26,100	12,688

Singapore Technologies Engineering, Ltd.	19,500	55,377

Singapore Telecommunications, Ltd.	42,000	77,920

Suntec Real Estate Investment Trust	27,000	29,893

United Overseas Bank, Ltd.	4,500	89,452

Venture Corp., Ltd.	5,000	69,842

Wilmar International, Ltd.	58,400	186,713

		$1,728,043

Spain — 4.3%

Acerinox S.A.	6,807	$94,769

Aena SME S.A.(2)(3)	685	112,502

Almirall S.A.(1)	5,540	82,384

Amadeus IT Group S.A.(2)	5,033	336,697

Banco Santander S.A.(1)	70,803	268,562

Bankinter S.A.	5,974	32,893

CaixaBank S.A.	13,396	38,509

25	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Spain (continued)

Cellnex Telecom S.A.(3)	5,230	$321,643

Cia de Distribucion Integral Logista Holdings S.A.	1,300	27,706

Ebro Foods S.A.(1)	2,380	47,232

Ence Energia y Celulosa S.A.(1)(2)	8,328	21,433

Faes Farma S.A.	13,215	53,833

Fluidra S.A.	2,164	82,650

Grifols S.A.(1)	6,503	148,949

Iberdrola S.A.	27,670	327,037

Indra Sistemas S.A.(2)	3,340	40,395

Industria de Diseno Textil S.A.(1)	10,118	366,517

Laboratorios Farmaceuticos Rovi S.A.	473	33,186

Linea Directa Aseguradora S.A. Cia de Seguros y Reaseguros	5,974	11,994

Merlin Properties Socimi S.A.	19,382	209,901

Pharma Mar S.A.(1)	265	20,613

Red Electrica Corp. S.A.	2,456	51,138

Repsol S.A.	32,787	419,953

Siemens Gamesa Renewable Energy S.A.(1)(2)	2,569	69,711

Viscofan S.A.	825	56,414

Zardoya Otis S.A.	7,399	59,494

		$3,336,115

Sweden — 4.6%

Alfa Laval AB	2,000	$85,790

Arjo AB, Class B	8,801	120,022

Assa Abloy AB, Class B	2,883	84,595

Atlas Copco AB, Class A(1)	751	48,363

Avanza Bank Holding AB	5,229	207,882

Axfood AB(1)	2,453	60,143

BillerudKorsnas AB	2,548	53,370

BioGaia AB, Class B	921	56,802

Castellum AB(1)	6,400	170,583

Dometic Group AB(3)	2,511	36,624

Electrolux AB, Series B	1,760	40,044

Epiroc AB, Class A(1)	2,897	72,082

Essity AB, Class B	6,715	217,510

Evolution AB(3)	903	146,595

Fabege AB	7,085	119,924

Fingerprint Cards AB, Class B(1)(2)	20,825	49,840

Getinge AB, Class B	2,649	118,548

Holmen AB, Class B	2,532	112,411

Husqvarna AB, Class B	3,790	54,011

ICA Gruppen AB(1)	1,559	80,669

Industrivarden AB, Class A	64	2,111

Investor AB, Class B	4,544	104,848

JM AB	2,031	82,289

Security	Shares	Value

Sweden (continued)

Lundin Energy AB	4,713	$186,133

Mycronic AB	2,681	62,215

Nibe Industrier AB, Class B	6,124	91,086

Securitas AB, Class B(1)	1,900	31,477

Skanska AB, Class B	1,238	31,477

Spotify Technology S.A.(2)	772	223,417

Svenska Cellulosa AB SCA, Class B	9,048	141,376

Svenska Handelsbanken AB, Class A(1)	4,221	48,383

Swedish Orphan Biovitrum AB(2)	2,203	59,867

Tele2 AB, Class B(1)	4,040	57,099

Telefonaktiebolaget LM Ericsson, Class B	16,748	182,811

Telia Co. AB(1)	10,233	40,306

Thule Group AB(3)	822	47,496

Vitrolife AB	1,099	71,526

Wallenstam AB, Class B	3,540	62,132

Wihlborgs Fastigheter AB	1,734	41,110

		$3,502,967

Switzerland — 9.0%

Allreal Holding AG	346	$73,177

ALSO Holding AG(2)	375	111,287

Baloise Holding AG	396	63,107

Banque Cantonale Vaudoise	570	45,892

Belimo Holding AG	140	81,394

BKW AG	330	43,721

Cembra Money Bank AG	670	44,725

Cie Financiere Richemont S.A.	6,338	784,330

Comet Holding AG	287	106,790

DKSH Holding AG	773	61,960

dormakaba Holding AG	68	50,402

Ems-Chemie Holding AG	72	71,419

Forbo Holding AG	26	50,583

Geberit AG(2)	221	172,590

Givaudan S.A.	74	348,683

Helvetia Holding AG	425	50,571

Implenia AG(2)	883	18,009

Ina Invest Holding AG(2)	176	3,552

Inficon Holding AG	86	110,347

Intershop Holding AG	78	48,788

Kuehne & Nagel International AG	464	146,137

Landis+Gyr Group AG	1,111	76,379

Logitech International S.A.	2,351	196,668

Mobilezone Holding AG	4,644	62,492

Nestle S.A.	7,334	967,407

Novartis AG	3,902	322,745

26	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Switzerland (continued)

Partners Group Holding AG	75	$131,022

Roche Holding AG PC(2)	1,212	469,521

Roche Holding AG, Bearer Shares	130	55,916

Schindler Holding AG	219	56,223

Schindler Holding AG PC	353	91,917

Schweiter Technologies AG	26	37,338

SGS S.A.(2)	23	68,092

SIG Combibloc Group AG	3,912	102,309

Sika AG	1,308	443,124

Stadler Rail AG(1)	954	41,899

Swatch Group AG (The)	155	42,663

Swiss Life Holding AG	264	144,821

Swiss Prime Site AG	1,328	135,013

Swisscom AG(2)	445	242,313

Tecan Group AG	86	52,692

UBS Group AG	8,639	157,253

Valora Holding AG(2)	245	46,626

VAT Group AG(3)	206	98,474

Zehnder Group AG	691	74,379

Zur Rose Group AG(1)(2)	90	32,012

Zurich Insurance Group AG(2)	683	302,720

		$6,939,482

United Kingdom — 8.8%

3i Group PLC	3,933	$73,449

abrdn PLC	8,792	30,562

Admiral Group PLC	1,052	41,325

Assura PLC	34,782	34,678

AstraZeneca PLC	2,948	368,799

Atlantica Sustainable Infrastructure PLC	1,400	55,090

Auto Trader Group PLC(3)	12,550	104,045

Avast PLC(3)	12,144	92,937

Aviva PLC	11,882	64,114

BAE Systems PLC	8,600	64,845

Bellway PLC	608	27,587

Berkeley Group Holdings PLC	509	30,361

BHP Group PLC	7,729	204,135

Big Yellow Group PLC	2,400	48,525

BP PLC	49,126	235,358

British American Tobacco PLC	3,774	131,276

BT Group PLC(2)	20,087	38,162

Bunzl PLC	1,400	51,744

Burberry Group PLC	1,532	40,489

Cairn Energy PLC	43,432	108,433

Compass Group PLC(2)	5,483	116,353

Security	Shares	Value

United Kingdom (continued)

Croda International PLC	489	$63,292

Derwent London PLC	1,020	47,181

Direct Line Insurance Group PLC	9,041	36,136

Diversified Energy Co. PLC	103,611	163,675

Essentra PLC	5,799	23,096

Experian PLC	1,492	68,410

Farfetch, Ltd., Class A(2)	500	19,605

Ferguson PLC	689	103,669

Fresnillo PLC	4,030	47,427

Future PLC	1,398	67,444

GlaxoSmithKline PLC	12,470	258,888

Grainger PLC	6,665	28,032

Great Portland Estates PLC	4,065	40,648

Halma PLC	5,460	221,421

Hikma Pharmaceuticals PLC	1,344	44,301

Howden Joinery Group PLC	5,263	66,252

HSBC Holdings PLC	31,013	186,859

Intertek Group PLC	543	36,364

Land Securities Group PLC	6,288	59,073

Lloyds Banking Group PLC	63,432	43,412

London Stock Exchange Group PLC	726	70,672

LondonMetric Property PLC	11,374	40,680

Marks & Spencer Group PLC(2)	30,532	76,750

Mondi PLC	3,379	84,386

Moneysupermarket.com Group PLC	13,551	39,342

National Grid PLC	16,891	216,265

NCC Group PLC	21,199	72,069

Next PLC	582	63,432

Ocado Group PLC(2)	1,421	35,071

Pearson PLC	5,346	43,990

Pennon Group PLC	4,784	76,307

Persimmon PLC	2,761	102,870

Phoenix Group Holdings PLC	5,262	47,245

Primary Health Properties PLC	12,669	26,608

QinetiQ Group PLC	8,311	30,667

Reckitt Benckiser Group PLC	1,454	118,040

RELX PLC	3,168	98,231

Rentokil Initial PLC	5,526	44,478

Rightmove PLC	13,046	123,318

Rio Tinto PLC	3,415	212,930

Royal Dutch Shell PLC, Class A	8,657	198,322

Royal Mail PLC	6,900	39,777

S4 Capital PLC(2)	5,993	59,518

Safestore Holdings PLC	3,803	62,516

Sage Group PLC (The)	15,349	149,277

Segro PLC	8,635	152,620

27	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

United Kingdom (continued)

Severn Trent PLC	3,397	$127,225

Shaftesbury PLC(1)	2,388	20,382

Spectris PLC	815	41,934

Spirax-Sarco Engineering PLC	358	76,422

Taylor Wimpey PLC	12,334	26,096

Tritax Big Box REIT PLC	37,589	115,678

Unilever PLC(5)	2,896	155,033

Unilever PLC(5)	2,083	111,528

United Utilities Group PLC	9,445	134,243

Vodafone Group PLC	79,033	116,483

		$6,797,857

Total Common Stocks (identified cost $60,331,563)		$76,515,782

Short-Term Investments — 3.0%
Affiliated Fund — 0.3%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(6)	221,857	$221,857

Total Affiliated Fund (identified cost $221,857)		$221,857

Securities Lending Collateral — 2.7%
Security	Shares	Value

State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(7)	2,115,682	$2,115,682

Total Securities Lending Collateral (identified cost $2,115,682)		$2,115,682

Total Short-Term Investments (identified cost $2,337,539)		$2,337,539

Total Investments — 102.3% (identified cost $62,669,102)		$78,853,321

Other Assets, Less Liabilities — (2.3)%		$(1,766,305)

Net Assets — 100.0%		$77,087,016

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	All or a portion of this security was on loan at October 31, 2021. The aggregate market value of securities on loan at October 31, 2021 was $5,914,310.

(2)	Non-income producing security.

(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2021, the aggregate value of these securities is $3,285,795 or 4.3% of the Portfolio’s net assets.

(4)	Represents an investment in an issuer that may be deemed to be an affiliate effective March 1, 2021 (see Note 7).

(5)	Securities are traded on separate exchanges for the same entity.

(6)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

(7)	Represents investment of cash collateral received in connection with securities lending.

Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value

Industrials	11.0%	$8,491,738

Consumer Discretionary	11.0	8,456,432

Financials	10.8	8,339,815

Information Technology	10.5	8,085,414

Health Care	9.8	7,524,353

Consumer Staples	9.5	7,287,858

Materials	9.1	7,013,790

Communication Services	7.8	6,021,756

Real Estate	7.6	5,870,450

Utilities	6.9	5,349,147

Energy	5.3	4,075,029

Short-Term Investments	3.0	2,337,539

Total Investments	102.3%	$78,853,321

Abbreviations:

ADR	–	American Depositary Receipt

PC	–	Participation Certificate

PFC Shares	–	Preference Shares

28	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value including $5,914,310 of securities on loan (identified cost, $62,273,220)	$78,454,895

Affiliated investments, at value (identified cost, $395,882)	398,426

Foreign currency, at value (identified cost, $121,973)	122,131

Dividends receivable	103,572

Dividends receivable from affiliated investments	3,297

Receivable for investments sold	34,509

Securities lending income receivable	4,406

Tax reclaims receivable	192,089

Total assets	$79,313,325

Liabilities

Collateral for securities loaned	$2,115,682

Payable to affiliates:

Investment adviser fee	32,331

Trustees’ fees	341

Accrued expenses	77,955

Total liabilities	$2,226,309

Net Assets applicable to investors’ interest in Portfolio	$77,087,016

29	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Dividends (net of foreign taxes, $293,417)	$2,160,798

Dividends from affiliated investments (net of foreign taxes, $1,154)	6,554

Securities lending income, net	53,625

Total investment income	$2,220,977

Expenses

Investment adviser fee	$371,000

Trustees’ fees and expenses	4,120

Custodian fee	70,447

Legal and accounting services	52,991

Miscellaneous	6,846

Total expenses	$505,404

Net investment income	$1,715,573

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(643,490)

Investment transactions — affiliated investments	1

Foreign currency transactions	4,325

Net realized loss	$(639,164)

Change in unrealized appreciation (depreciation) —

Investments	$17,468,764

Investments — affiliated investments	7,207

Foreign currency	(7,326)

Net change in unrealized appreciation (depreciation)	$17,468,645

Net realized and unrealized gain	$16,829,481

Net increase in net assets from operations	$18,545,054

30	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$1,715,573	$1,123,205

Net realized loss	(639,164)	(545,875)

Net change in unrealized appreciation (depreciation)	17,468,645	(4,821,882)

Net increase (decrease) in net assets from operations	$18,545,054	$(4,244,552)

Capital transactions —

Contributions	$4,433,462	$4,925,657

Withdrawals	(5,907,437)	(11,718,737)

Net decrease in net assets from capital transactions	$(1,473,975)	$(6,793,080)

Net increase (decrease) in net assets	$17,071,079	$(11,037,632)

Net Assets

At beginning of year	$60,015,937	$71,053,569

At end of year	$77,087,016	$60,015,937

31	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2021

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2021	2020	2019	2018	2017

Ratios (as a percentage of average daily net assets):

Expenses	0.68%	0.69%	0.74%	0.71%	0.68%

Net investment income	2.31%	1.74%	2.53%	1.90%	2.30%

Portfolio Turnover	23%	10%	37%	30%	26%

Total Return	31.20%	(5.07)%	11.59%	(5.77)%	22.05%

Net assets, end of year (000’s omitted)	$77,087	$60,016	$71,054	$68,042	$75,680

32	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed International Equity Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2021, Parametric Tax-Managed International Equity Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 50.7% and 49.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

33

Tax-Managed International Equity Portfolio

October 31, 2021

Notes to Financial Statements — continued

As of October 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Portfolio’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement and related fee reduction agreement with BMR in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.500%

$1 billion but less than $2.5 billion	0.475%

$2.5 billion but less than $5 billion	0.455%

$5 billion and over	0.440%

For the year ended October 31, 2021, the Portfolio’s investment adviser fee amounted to $371,000 or 0.50% of the Portfolio’s average daily net assets. Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Parametric Portfolio Associates LLC (Parametric), an affiliate of BMR and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, BMR entered into a new investment sub-advisory agreement with Parametric, which took effect on March 1, 2021. BMR pays Parametric a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $16,898,367 and $16,680,228, respectively, for the year ended October 31, 2021.

34

Tax-Managed International Equity Portfolio

October 31, 2021

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$63,161,936

Gross unrealized appreciation	$19,246,106

Gross unrealized depreciation	(3,554,721)

Net unrealized appreciation	$15,691,385

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2021.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral.

At October 31, 2021, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $5,914,310 and $6,384,903, respectively. Collateral received was comprised of cash of $2,115,682 and U.S. government and/or agencies securities of $4,269,221. The securities lending transactions have no contractual maturity date and each of the Portfolio and borrower has the option to terminate a loan at any time.

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total

Common Stocks	$2,115,682	$—	$—	$—	$2,115,682

The carrying amount of the liability for collateral for securities loaned at October 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2021.

35

Tax-Managed International Equity Portfolio

October 31, 2021

Notes to Financial Statements — continued

7  Investments in Affiliated Issuers and Funds

The Portfolio invested in issuers that may be deemed to be affiliated with Morgan Stanley. At October 31, 2021, the value of the Portfolio’s investment in affiliated issuers and funds was $398,426, which represents 0.5% of the Portfolio’s net assets. Transactions in affiliated issuers and funds by the Portfolio for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/Units, end of period

Common Stocks

Mitsubishi UFJ Financial Group, Inc.(1)	$—	$—	$—	$—	$7,207	$176,569	$6,379	32,200

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	137,978	6,228,241	(6,144,363)	1	—	221,857	175	221,857

Totals				$1	$7,207	$398,426	$6,554

(1)	May be deemed to be an affiliated issuer as of March 1, 2021 (see Note 2).

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Asia/Pacific	$1,112,904	$22,093,615		$—	$23,206,519

Developed Europe	897,168	50,691,747		—	51,588,915

Developed Middle East	245,294	1,475,054		—	1,720,348

Total Common Stocks	$2,255,366	$74,260,416	*	$—	$76,515,782

Short-Term Investments —

Affiliated Fund	$—	$221,857		$—	$221,857

Securities Lending Collateral	2,115,682	—		—	2,115,682

Total Investments	$4,371,048	$74,482,273		$—	$78,853,321

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

36

Tax-Managed International Equity Portfolio

October 31, 2021

Notes to Financial Statements — continued

Level 3 investments at the beginning and/or end of the period were valued at $0 and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.

8  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

37

Tax-Managed International Equity Portfolio

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed International Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tax-Managed International Equity Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

38

Parametric

Tax-Managed International Equity Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review

Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

39

Parametric

Tax-Managed International Equity Fund

October 31, 2021

Management and Organization

Fund Management.   The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust and Portfolio, and his former position with EVC, which was an affiliate of the Trust and Portfolio prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

40

Parametric

Tax-Managed International Equity Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President of the Trust	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Also Vice President of CRM.

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

41

Parametric

Tax-Managed International Equity Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

42

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

43

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

44

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

45

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Investment Adviser of Tax-Managed International Equity Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser of Parametric Tax-Managed International Equity Fund and Tax-Managed International Equity Portfolio

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Investment Adviser and Administrator of Parametric Tax-Managed International Equity Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

38    10.31.21

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2021

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period starting November 1, 2020 was notable for an equity rally that began in the opening month of the period and continued through period-end — except for a pause in January 2021 and a temporary retreat the following September. For the period as a whole, broad U.S. indexes generally posted strong double-digit returns as investors cheered the reopening of businesses that had been affected by the COVID-19 pandemic and the rollout of several highly effective vaccines.

The COVID-19 virus, however, continued to have a firm grip on the U.S. and global economies throughout the period. Disease rates advanced and declined with second and third waves of COVID-19 infections. Worker shortages led to global supply chain disruptions. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns, empty store shelves, and car dealerships short of vehicles to sell. Those shortages — combined with high demand from consumers eager to spend money they had saved earlier in the pandemic — led to higher year-over-year inflation than the U.S. economy had seen in decades. Although U.S. Federal Reserve (the Fed) Chair Jerome Powell and U.S. Treasury Secretary Janet Yellen expressed the view that inflation would likely be transitory, inflation became a key concern for investors during the period.

Still, investor optimism about a recovering economy drove stock prices up during most of the period. The only significant pullback occurred in September 2021. Unexpectedly weak job creation in August and the Fed’s announcement that it might start to taper its bond purchases — which had stimulated the economy earlier — combined to drive nearly every major U.S. stock index into negative territory for the month.

In the final month of the period, however, stock prices came roaring back, as earnings season brought news that a large majority of S&P 500® Index companies had beaten analysts’ expectations. For October 2021, the blue-chip Dow Jones Industrial Average® (DJIA) turned in its best performance since the previous March, and both the broad-market S&P 500® Index and the technology-laden Nasdaq Composite Index reported their best monthly performances since November 2020.

For the period as a whole, the S&P 500® Index returned 42.91%; the DJIA was up 37.73%; and the Nasdaq Composite Index rose 42.99%. Large-cap U.S. stocks, as measured by the Russell 1000® Index, underperformed their small-cap counterparts, as measured by the Russell 2000® Index. In the large-cap space, value and growth stocks delivered similar one-year returns, but in the small-cap space, value stocks strongly outperformed growth stocks during the period.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) returned 34.39% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the Russell 3000® Growth Index (the Index), which returned 42.81%.

The Fund’s underperformance was largely the result of not owning or having underweight positions in several stocks that drove a disproportionate amount of the Index’s returns.

The Fund’s lack of exposure to Tesla, Inc. (Tesla), and its underweight exposure to NVIDIA Corp. (NVIDIA) were among the leading sources of underperformance during the period. In the Fund’s view, Tesla had strong long-term potential, but its stock valuation reflected excessive optimism. Therefore, the Fund believed the risk-reward ratio of the stock was unfavorable.

NVIDIA designs graphic processing units (GPUs) used in gaming markets and elsewhere. Strong demand for its GPUs in gaming and cryptocurrency mining coupled with increased demand from hyperscale users of data centers building out infrastructure to commercialize artificial intelligence contributed to exceptional revenue growth and an improved outlook. The Fund had an underweight exposure because of its view that the stock’s high valuation made the risk-reward ratio for the stock unfavorable. By period-end, NVIDIA was sold from the Fund.

In the health care sector, the Fund’s ownership of Haemonetics Corp. (Haemonetics) also detracted from relative returns. Haemonetics develops and distributes hematology products. Shares of the company dropped sharply after a key customer decided not to renew its plasma collection contract. By period-end, Haemonetics was sold from the Fund.

While security selection overall detracted from relative performance, selections in the industrials and communication services sectors contributed to relative returns. In the industrials sector, United Rentals, Inc., an equipment rental company serving small, home projects to major industrial and government construction projects, was a leading contributor to relative returns. Its stock price rose through the period as the pandemic continued to prompt homeowners to undertake renovations and the economy revived, driving larger scale projects. In the communication services sector, the Fund’s overweight position in Alphabet, Inc. (Alphabet), parent company of search engine Google, continued to benefit from online shopping. Alphabet’s stock performed strongly as companies increased spending on search engine advertising during the period.

Although security selections in the information technology sector weighed on performance overall, the Fund’s ownership of Monolithic Power Systems, Inc. (Monolithic) contributed to returns relative to the Index during the period. Monolithic is a provider of power circuits for cloud computing, telecommunications, and other applications. Monolithic’s stock price rose after it announced first-quarter 2021 results that showed that the company’s multiyear earnings growth was strong.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2021

Performance2,3

Portfolio Managers Lewis R. Piantedosi and Douglas R. Rogers, CFA, CMT

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	06/30/2000	06/30/2000	34.39%	21.37%	15.93%
Class A with 5.75% Maximum Sales Charge	—	—	26.66	19.95	15.24
Class C at NAV	07/10/2000	07/10/2000	33.40	20.46	15.07
Class C with 1% Maximum Sales Charge	—	—	32.40	20.46	15.07

Russell 3000® Growth Index	—	—	42.81%	24.94%	19.06%
S&P 500® Index	—	—	42.91	18.91	16.20

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions	06/30/2000	06/30/2000	25.87%	19.57%	15.06%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	16.38	16.80	13.29
Class C After Taxes on Distributions	07/10/2000	07/10/2000	31.41	20.01	14.85
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	19.94	17.23	13.12

% Total Annual Operating Expense Ratios[4]				Class A	Class C

				1.28%	2.03%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2011	$40,746	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2021

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Microsoft Corp.	9.4%

Amazon.com, Inc.	8.2

Apple, Inc.	7.7

Alphabet, Inc., Class C	4.2

Alphabet, Inc., Class A	4.2

Meta Platforms, Inc., Class A	3.8

Adobe, Inc.	3.5

Visa, Inc., Class A	3.4

Monolithic Power Systems, Inc.	3.3

salesforce.com, inc.	3.1

Total	50.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 3000® Growth Index is an unmanaged index of the broad growth segment of the U.S. equity universe. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

5

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period* (5/1/21 – 10/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,097.20	$6.40	1.21%
Class C	$1,000.00	$1,092.90	$10.34	1.96%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$1,015.33	$9.96	1.96%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $47,911,823)	$150,036,388

Receivable for Fund shares sold	8,287

Total assets	$150,044,675

Liabilities

Payable for Fund shares redeemed	$101,822

Payable to affiliates:

Administration fee	18,498

Distribution and service fees	39,021

Trustees’ fees	43

Accrued expenses	48,337

Total liabilities	$207,721

Net Assets	$149,836,954

Sources of Net Assets

Paid-in capital	$50,873,875

Distributable earnings	98,963,079

Total	$149,836,954

Class A Shares

Net Assets	$136,536,543

Shares Outstanding	2,646,268

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$51.60

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$54.75

Class C Shares

Net Assets	$13,300,411

Shares Outstanding	309,901

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$42.92

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Dividends allocated from Portfolio (net of foreign taxes, $10,972)	$566,793

Securities lending income allocated from Portfolio, net	4,033

Expenses allocated from Portfolio	(958,539)

Total investment loss from Portfolio	$(387,713)

Expenses

Administration fee	$204,345

Distribution and service fees

Class A	308,024

Class C	130,203

Trustees’ fees and expenses	500

Custodian fee	19,269

Transfer and dividend disbursing agent fees	66,496

Legal and accounting services	23,906

Printing and postage	38,792

Registration fees	35,493

ReFlow liquidity program fees	8,476

Miscellaneous	8,561

Total expenses	$844,065

Net investment loss	$(1,231,778)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$6,941,607 (1)

Foreign currency transactions	461

Net realized gain	$6,942,068

Change in unrealized appreciation (depreciation) —

Investments	$33,267,543

Foreign currency	14

Net change in unrealized appreciation (depreciation)	$33,267,557

Net realized and unrealized gain	$40,209,625

Net increase in net assets from operations	$38,977,847

(1)	Includes $2,055,702 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment loss	$(1,231,778)	$(796,411)

Net realized gain	6,942,068 (1)	7,058,610 (2)

Net change in unrealized appreciation (depreciation)	33,267,557	17,539,772

Net increase in net assets from operations	$38,977,847	$23,801,971

Distributions to shareholders —

Class A	$(3,595,423)	$(1,926,089)

Class C	(477,758)	(383,663)

Total distributions to shareholders	$(4,073,181)	$(2,309,752)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$9,748,938	$14,436,962

Class C	1,006,171	1,269,707

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	3,424,573	1,825,868

Class C	472,362	366,923

Cost of shares redeemed

Class A	(14,134,881)	(17,424,633)

Class C	(2,215,562)	(2,466,214)

Net asset value of shares converted

Class A	4,345,134	1,186,099

Class C	(4,345,134)	(1,186,099)

Net decrease in net assets from Fund share transactions	$(1,698,399)	$(1,991,387)

Net increase in net assets	$33,206,267	$19,500,832

Net Assets

At beginning of year	$116,630,687	$97,129,855

At end of year	$149,836,954	$116,630,687

(1)	Includes $2,055,702 of net realized gains from redemptions in-kind.

(2)	Includes $2,775,335 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2021

Financial Highlights

	Class A

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$39.630	$32.250	$29.220	$26.040	$21.220

Income (Loss) From Operations

Net investment loss(1)	$(0.387)	$(0.229)	$(0.192)	$(0.186)	$(0.126)

Net realized and unrealized gain	13.730	8.361	3.849	3.429	4.946

Total income from operations	$13.343	$8.132	$3.657	$3.243	$4.820

Less Distributions

From net realized gain	$(1.373)	$(0.752)	$(0.627)	$(0.063)	$—

Total distributions	$(1.373)	$(0.752)	$(0.627)	$(0.063)	$—

Net asset value — End of year	$51.600	$39.630	$32.250	$29.220	$26.040

Total Return(2)	34.39%	25.65%	13.07%	12.52%	22.67%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$136,537	$101,649	$82,914	$64,579	$57,243

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.25%	1.28%	1.33%	1.31%	1.34%

Net investment loss	(0.83)%	(0.64)%	(0.63)%	(0.63)%	(0.53)%

Portfolio Turnover of the Portfolio	13%	24%	18%	18%	34%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2021

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$33.410	$27.510	$25.210	$22.640	$18.590

Income (Loss) From Operations

Net investment loss(1)	$(0.607)	$(0.418)	$(0.353)	$(0.352)	$(0.264)

Net realized and unrealized gain	11.490	7.070	3.280	2.985	4.314

Total income from operations	$10.883	$6.652	$2.927	$2.633	$4.050

Less Distributions

From net realized gain	$(1.373)	$(0.752)	$(0.627)	$(0.063)	$—

Total distributions	$(1.373)	$(0.752)	$(0.627)	$(0.063)	$—

Net asset value — End of year	$42.920	$33.410	$27.510	$25.210	$22.640

Total Return(2)	33.40%	24.67%	12.24%	11.65%	21.79%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$13,300	$14,982	$14,216	$24,706	$23,484

Ratios (as a percentage of average daily net assets):(3)

Expenses	2.00%	2.03%	2.09%	2.06%	2.09%

Net investment loss	(1.57)%	(1.39)%	(1.37)%	(1.38)%	(1.28)%

Portfolio Turnover of the Portfolio	13%	24%	18%	18%	34%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Multi-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (57.2% at October 31, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax

12

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2021

Notes to Financial Statements — continued

accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Long-term capital gains	$4,073,181	$2,309,752

During the year ended October 31, 2021, distributable earnings was decreased by $3,651,468 and paid-in capital was increased by $3,651,468 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for net operating losses and redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed long-term capital gains	$4,684,058

Late year ordinary losses	(1,658,620)

Net unrealized appreciation	95,937,641

Distributable earnings	$98,963,079

At October 31, 2021, the Fund had a late year ordinary loss of $1,658,620 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

3  Investment Adviser Fee and Other Transactions with Affiliates

Effective March 1, 2021, the Fund entered into an investment advisory agreement with Eaton Vance Management (EVM). Pursuant to the agreement, the Fund pays an investment adviser fee on its average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee, at a per annum rate as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.650%

$500 million but less than $1 billion	0.625%

$1 billion but less than $2.5 billion	0.600%

$2.5 billion and over	0.600%

For the year ended October 31, 2021, the Fund incurred no investment adviser fee on such assets. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2021, the administration fee amounted to $204,345.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2021, EVM earned $17,207 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,228 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

13

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2021

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2021 amounted to $308,024 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2021, the Fund paid or accrued to EVD $97,652 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2021 amounted to $32,551 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2021, the Fund was informed that EVD received approximately $200 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,905,732 and $9,464,325, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $3,856,474.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2021	2020

Sales	215,825	430,570

Issued to shareholders electing to receive payments of distributions in Fund shares	80,163	54,716

Redemptions	(315,802)	(523,836)

Converted from Class C shares	100,843	32,956

Net increase (decrease)	81,029	(5,594)

	Year Ended October 31,
Class C	2021	2020

Sales	25,276	44,694

Issued to shareholders electing to receive payments of distributions in Fund shares	13,206	12,952

Redemptions	(57,144)	(87,152)

Converted to Class A shares	(119,846)	(38,915)

Net decrease	(138,508)	(68,421)

14

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Multi-Cap Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

15

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $4,925,618 or, if subsequently determined to be different, the net capital gain of such year.

16

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2021

Portfolio of Investments

Common Stocks — 99.6%
Security	Shares	Value

Biotechnology — 1.1%

Vertex Pharmaceuticals, Inc.(1)	15,175	$2,806,313

		$2,806,313

Building Products — 0.6%

Trex Co., Inc.(1)	15,892	$1,690,909

		$1,690,909

Capital Markets — 1.1%

S&P Global, Inc.	5,966	$2,828,839

		$2,828,839

Chemicals — 1.8%

Celanese Corp.	6,569	$1,060,959

Ecolab, Inc.	7,531	1,673,539

Sherwin-Williams Co. (The)	6,570	2,080,128

		$4,814,626

Commercial Services & Supplies — 1.9%

Copart, Inc.(1)	12,355	$1,918,608

Waste Connections, Inc.	21,932	2,982,971

		$4,901,579

Diversified Consumer Services — 0.5%

Terminix Global Holdings, Inc.(1)	33,094	$1,339,645

		$1,339,645

Electrical Equipment — 1.7%

AMETEK, Inc.	34,300	$4,541,320

		$4,541,320

Entertainment — 1.2%

Electronic Arts, Inc.	7,649	$1,072,772

Walt Disney Co. (The)(1)	12,454	2,105,598

		$3,178,370

Food & Staples Retailing — 1.0%

Performance Food Group Co.(1)	58,516	$2,646,679

		$2,646,679

Food Products — 0.8%

Mondelez International, Inc., Class A	35,144	$2,134,647

		$2,134,647

Security	Shares	Value

Health Care Equipment & Supplies — 4.7%

Danaher Corp.	11,868	$3,700,086

Inari Medical, Inc.(1)	14,866	1,345,670

Intuitive Surgical, Inc.(1)	8,574	3,096,329

Pulmonx Corp.(1)	23,062	897,804

Stryker Corp.	12,668	3,370,575

		$12,410,464

Health Care Providers & Services — 3.2%

Amedisys, Inc.(1)	7,915	$1,340,326

UnitedHealth Group, Inc.	15,597	7,181,951

		$8,522,277

Health Care Technology — 1.5%

Doximity, Inc., Class A(1)(2)	877	$60,934

Phreesia, Inc.(1)	37,308	2,631,707

Veeva Systems, Inc., Class A(1)	4,132	1,309,885

		$4,002,526

Hotels, Restaurants & Leisure — 1.2%

Booking Holdings, Inc.(1)	735	$1,779,273

Starbucks Corp.	12,443	1,319,829

		$3,099,102

Interactive Media & Services — 13.3%

Alphabet, Inc., Class A(1)	3,702	$10,961,326

Alphabet, Inc., Class C(1)	3,728	11,055,048

Meta Platforms, Inc., Class A(1)	30,509	9,871,797

Snap, Inc., Class A(1)	12,522	658,407

Twitter, Inc.(1)	41,385	2,215,753

		$34,762,331

Internet & Direct Marketing Retail — 8.2%

Amazon.com, Inc.(1)	6,385	$21,532,965

		$21,532,965

IT Services — 11.1%

Accenture PLC, Class A	18,307	$6,568,368

Fiserv, Inc.(1)	13,974	1,376,299

GoDaddy, Inc., Class A(1)	44,180	3,055,931

Okta, Inc.(1)	15,035	3,716,351

PayPal Holdings, Inc.(1)	23,359	5,433,070

Visa, Inc., Class A	42,000	8,894,340

		$29,044,359

17	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Life Sciences Tools & Services — 0.5%

10X Genomics, Inc., Class A(1)	8,214	$1,324,672

		$1,324,672

Personal Products — 1.3%

Estee Lauder Cos., Inc. (The), Class A	10,679	$3,463,520

		$3,463,520

Pharmaceuticals — 2.7%

Royalty Pharma PLC, Class A	35,581	$1,406,517

Zoetis, Inc.	26,003	5,621,848

		$7,028,365

Road & Rail — 2.8%

J.B. Hunt Transport Services, Inc.	14,100	$2,780,379

Norfolk Southern Corp.	8,734	2,559,499

Uber Technologies, Inc.(1)	47,387	2,076,498

		$7,416,376

Semiconductors & Semiconductor Equipment — 3.8%

Ambarella, Inc.(1)	7,083	$1,316,234

Monolithic Power Systems, Inc.	16,561	8,702,143

		$10,018,377

Software — 19.1%

Adobe, Inc.(1)	14,102	$9,171,377

Altair Engineering, Inc., Class A(1)	17,021	1,324,063

Intuit, Inc.	6,414	4,015,100

Microsoft Corp.	74,352	24,656,610

Palantir Technologies, Inc., Class A(1)	51,778	1,340,014

Paycom Software, Inc.(1)	2,442	1,337,850

salesforce.com, inc.(1)	27,530	8,250,466

		$50,095,480

Specialty Retail — 1.0%

TJX Cos., Inc. (The)	38,432	$2,516,912

		$2,516,912

Technology Hardware, Storage & Peripherals — 8.2%

Apple, Inc.	134,541	$20,154,242

Logitech International S.A.	15,556	1,291,614

		$21,445,856

Textiles, Apparel & Luxury Goods — 3.6%

Lululemon Athletica, Inc.(1)	13,063	$6,087,489

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)

NIKE, Inc., Class B	19,321	$3,232,210

		$9,319,699

Trading Companies & Distributors — 1.7%

United Rentals, Inc.(1)	11,573	$4,387,440

		$4,387,440

Total Common Stocks (identified cost $84,772,983)		$261,273,648

Short-Term Investments — 0.5%

Affiliated Fund — 0.5%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(3)	1,271,595	$1,271,595

Total Affiliated Fund (identified cost $1,271,595)		$1,271,595

Securities Lending Collateral — 0.0%(4)
Security	Shares	Value

State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%(5)	61,411	$61,411

Total Securities Lending Collateral (identified cost $61,411)		$61,411

Total Short-Term Investments (identified cost $1,333,006)		$1,333,006

Total Investments — 100.1% (identified cost $86,105,989)		$262,606,654

Other Assets, Less Liabilities — (0.1)%		$(252,550)

Net Assets — 100.0%		$262,354,104

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at October 31, 2021. The aggregate market value of securities on loan at October 31, 2021 was $60,309.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

(4)	Amount is less than 0.05%.

(5)	Represents investment of cash collateral received in connection with securities lending.

18	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value including $60,309 of securities on loan (identified cost, $84,834,394)	$261,335,059

Affiliated investment, at value (identified cost, $1,271,595)	1,271,595

Dividends receivable	22,954

Dividends receivable from affiliated investment	16

Securities lending income receivable	312

Tax reclaims receivable	3,944

Total assets	$262,633,880

Liabilities

Collateral for securities loaned	$61,411

Payable to affiliates:

Investment adviser fee	140,111

Trustees’ fees	1,048

Accrued expenses	77,206

Total liabilities	$279,776

Net Assets applicable to investors’ interest in Portfolio	$262,354,104

19	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Dividends (net of foreign taxes, $19,101)	$983,529

Dividends from affiliated investment	1,082

Securities lending income, net	7,017

Total investment income	$991,628

Expenses

Investment adviser fee	$1,540,953

Trustees’ fees and expenses	12,130

Custodian fee	62,244

Legal and accounting services	42,350

Miscellaneous	8,970

Total expenses	$1,666,647

Net investment loss	$(675,019)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$12,064,040 (1)

Investment transactions — affiliated investment	(5)

Foreign currency transactions	796

Net realized gain	$12,064,831

Change in unrealized appreciation (depreciation) —

Investments	$57,764,756

Foreign currency	24

Net change in unrealized appreciation (depreciation)	$57,764,780

Net realized and unrealized gain	$69,829,611

Net increase in net assets from operations	$69,154,592

(1)	Includes $3,559,989 of net realized gains from redemptions in-kind.

20	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment loss	$(675,019)	$(138,545)

Net realized gain	12,064,831 (1)	12,165,866 (2)

Net change in unrealized appreciation (depreciation)	57,764,780	29,992,665

Net increase in net assets from operations	$69,154,592	$42,019,986

Capital transactions —

Contributions	$5,630,543	$7,666,337

Withdrawals	(13,225,746)	(16,453,695)

Net decrease in net assets from capital transactions	$(7,595,203)	$(8,787,358)

Net increase in net assets	$61,559,389	$33,232,628

Net Assets

At beginning of year	$200,794,715	$167,562,087

At end of year	$262,354,104	$200,794,715

(1)	Includes $3,559,989 of net realized gains from redemptions in-kind.

(2)	Includes $4,793,073 of net realized gains from redemptions in-kind.

21	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2021

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2021	2020	2019	2018	2017

Ratios (as a percentage of average daily net assets):

Expenses	0.70%	0.71%	0.72%	0.72%	0.73%

Net investment income (loss)	(0.28)%	(0.08)%	(0.01)%	(0.04)%	0.09%

Portfolio Turnover	13%	24%	18%	18%	34%

Total Return	35.12%	26.36%	13.76%	13.18%	23.40%

Net assets, end of year (000’s omitted)	$262,354	$200,795	$167,562	$153,366	$139,541

22	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2021, Eaton Vance Tax-Managed Multi-Cap Growth Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 57.2% and 42.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

23

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2021

Notes to Financial Statements — continued

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement with BMR in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.650%

$500 million but less than $1 billion	0.625%

$1 billion but less than $2.5 billion	0.600%

$2.5 billion and over	0.600%

For the year ended October 31, 2021, the Portfolio’s investment adviser fee amounted to $1,540,953 or 0.65% of the Portfolio’s average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $29,655,613 and $34,951,659, respectively, for the year ended October 31, 2021. In-kind sales for the year ended October 31, 2021 aggregated $3,856,474.

24

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2021

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$86,389,245

Gross unrealized appreciation	$176,230,574

Gross unrealized depreciation	(13,165)

Net unrealized appreciation	$176,217,409

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2021.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral.

At October 31, 2021, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $60,309 and $61,411, respectively. Collateral received was comprised of cash. The securities lending transactions have no contractual maturity date and each of the Portfolio and borrower has the option to terminate a loan at any time.

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total

Common Stocks	$61,411	$—	$—	$—	$61,411

The carrying amount of the liability for collateral for securities loaned at October 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2021.

25

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2021

Notes to Financial Statements — continued

7  Investments in Affiliated Funds

At October 31, 2021, the value of the Portfolio’s investment in affiliated funds was $1,271,595, which represents 0.5% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$271,576	$13,978,588	$(12,978,564)	$(5)	$—	$1,271,595	$1,082	1,271,595

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$261,273,648	*	$—	$—	$261,273,648

Short-Term Investments —

Affiliated Fund	—		1,271,595	—	1,271,595

Securities Lending Collateral	61,411		—	—	61,411

Total Investments	$261,335,059		$1,271,595	$—	$262,606,654

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

9  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

26

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Multi-Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

27

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

28

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust and Portfolio, and his former position with EVC, which was an affiliate of the Trust and Portfolio prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

29

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial

Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President of the Trust	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Also Vice President of CRM.

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

30

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

32

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

33

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

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This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Multi-Cap Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Tax-Managed Multi-Cap Growth Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

824    10.31.21

Eaton Vance

Tax-Managed Small-Cap Fund

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2021

Eaton Vance

Tax-Managed Small-Cap Fund

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period starting November 1, 2020 was notable for an equity rally that began in the opening month of the period and continued through period-end — except for a pause in January 2021 and a temporary retreat the following September. For the period as a whole, broad U.S. indexes generally posted strong double-digit returns as investors cheered the reopening of businesses that had been affected by the COVID-19 pandemic and the rollout of several highly effective vaccines.

The COVID-19 virus, however, continued to have a firm grip on the U.S. and global economies throughout the period. Disease rates advanced and declined with second and third waves of COVID-19 infections. Worker shortages led to global supply chain disruptions. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns, empty store shelves, and car dealerships short of vehicles to sell. Those shortages — combined with high demand from consumers eager to spend money they had saved earlier in the pandemic — led to higher year-over-year inflation than the U.S. economy had seen in decades. Although U.S. Federal Reserve (the Fed) Chair Jerome Powell and U.S. Treasury Secretary Janet Yellen expressed the view that inflation would likely be transitory, inflation became a key concern for investors during the period.

Still, investor optimism about a recovering economy drove stock prices up during most of the period. The only significant pullback occurred in September 2021. Unexpectedly weak job creation in August and the Fed’s announcement that it might start to taper its bond purchases — which had stimulated the economy earlier — combined to drive nearly every major U.S. stock index into negative territory for the month.

In the final month of the period, however, stock prices came roaring back, as earnings season brought news that a large majority of S&P 500® Index companies had beaten analysts’ expectations. For October 2021, the blue-chip Dow Jones Industrial Average® (DJIA) turned in its best performance since the previous March, and both the broad-market S&P 500® Index and the technology-laden Nasdaq Composite Index reported their best monthly performances since November 2020.

For the period as a whole, the S&P 500® Index returned 42.91%; the DJIA was up 37.73%; and the Nasdaq Composite Index rose 42.99%. Large-cap U.S. stocks, as measured by the Russell 1000® Index, underperformed their small-cap counterparts, as measured by the Russell 2000® Index. In the large-cap space, value and growth stocks delivered similar one-year returns, but in the small-cap space, value stocks strongly outperformed growth stocks during the period.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Tax-Managed Small-Cap Fund (the Fund) returned 42.10% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 2000® Index (the Index), which returned 50.80%.

Security selection detracted from performance relative to the Index during the period. Selections in the consumer discretionary, industrials, and financials sectors particularly weighed on relative performance.

While sector allocations contributed to performance overall, a lack of exposure to the energy sector hurt relative returns as the energy sector — with triple-digit returns during the period — was the strongest performing sector within the Index.

An underweight exposure to the health care sector — the weakest-performing sector within the Index during the period — contributed to relative returns. Security selections within the utilities sector were also beneficial to the Fund’s relative returns.

Ambarella, Inc. (Ambarella), a developer of semiconductors for high-definition video in the information technology sector, contributed to relative performance during the period. Ambarella’s share price surged after the company reported better-than-expected revenue and earnings during the second quarter of its 2021 fiscal year. Herc Holdings, Inc. (Herc), an equipment rental company, also contributed to relative returns. Herc’s share price rose after the company increased its earnings growth projections for 2021. The company said it planned to increase revenue in part by expanding into urban markets. The stock price of Ryan Specialty Group Holdings, Inc., a specialty insurance company, rose steeply after its initial public offering was undervalued and subsequently moved higher.

Two of the largest detractors from Fund performance relative to the Index during the period were in the health care sector. One was LHC Group, Inc. (LHC), a provider of in-home health care. LHC’s share price fell after the company reported its operating and profit margins declined during the second quarter of 2021. Haemonetics Corp. (Haemonetics) develops and distributes hematology products. Share prices of Haemonetics dropped sharply after a key customer did not renew its plasma collection contract. By period-end, the stock was sold from the Fund.

Within the consumer discretionary sector, Terminix Global Holdings, Inc., a provider of termite and other pest controls, was another detractor from Fund performance relative to the Index. Its share price declined after second-quarter reports showed weaker than anticipated revenue growth. The company’s results were hurt by high turnover and understaffing among its technicians.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2021

Performance2,3

Portfolio Managers J. Griffith Noble, CFA and Michael D. McLean, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	09/25/1997	09/25/1997	42.10%	15.17%	12.76%
Class A with 5.75% Maximum Sales Charge	—	—	33.91	13.81	12.09
Class C at NAV	09/29/1997	09/29/1997	41.02	14.31	11.91
Class C with 1% Maximum Sales Charge	—	—	40.02	14.31	11.91
Class I at NAV	10/01/2009	09/25/1997	42.46	15.45	13.04

Russell 2000® Index	—	—	50.80%	15.51%	13.49%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions	09/25/1997	09/25/1997	33.88%	12.26%	11.13%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	20.09	10.94	10.03
Class C After Taxes on Distributions	09/29/1997	09/29/1997	40.02	12.44	10.78
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	23.69	11.26	9.81
Class I After Taxes on Distributions	10/01/2009	09/25/1997	42.38	13.90	12.09
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	25.20	12.35	10.90

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			1.17%	1.92%	0.92%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2011	$30,842	N.A.
Class I	$250,000	10/31/2011	$852,381	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2021

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Altair Engineering, Inc., Class A	2.7%

National Vision Holdings, Inc.	2.7

Valvoline, Inc.	2.6

AZEK Co., Inc. (The)	2.2

Performance Food Group Co.	2.1

CBIZ, Inc.	2.0

Chemed Corp.	1.9

Balchem Corp.	1.9

Ambarella, Inc.	1.9

CubeSmart	1.8

Total	21.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks.

5

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period* (5/1/21 – 10/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,036.60	$5.65	1.10%
Class C	$1,000.00	$1,032.40	$9.48	1.85%
Class I	$1,000.00	$1,037.70	$4.37	0.85%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.66	$5.60	1.10%
Class C	$1,000.00	$1,015.88	$9.40	1.85%
Class I	$1,000.00	$1,020.92	$4.33	0.85%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $96,185,738)	$140,905,996

Receivable for Fund shares sold	1,242

Total assets	$140,907,238

Liabilities

Payable for Fund shares redeemed	$85,492

Payable to affiliates:

Distribution and service fees	25,000

Trustees’ fees	43

Accrued expenses	55,413

Total liabilities	$165,948

Net Assets	$140,741,290

Sources of Net Assets

Paid-in capital	$87,032,538

Distributable earnings	53,708,752

Total	$140,741,290

Class A Shares

Net Assets	$107,256,593

Shares Outstanding	3,081,553

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$34.81

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$36.93

Class C Shares

Net Assets	$3,236,223

Shares Outstanding	120,833

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$26.78

Class I Shares

Net Assets	$30,248,474

Shares Outstanding	839,653

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$36.02

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Dividends allocated from Portfolio (net of foreign taxes, $1,358)	$1,253,846

Expenses allocated from Portfolio	(902,065)

Total investment income from Portfolio	$351,781

Expenses

Distribution and service fees

Class A	$252,670

Class C	33,787

Trustees’ fees and expenses	500

Custodian fee	18,999

Transfer and dividend disbursing agent fees	106,894

Legal and accounting services	21,800

Printing and postage	16,512

Registration fees	49,515

ReFlow liquidity program fees	9,834

Miscellaneous	10,765

Total expenses	$521,276

Net investment loss	$(169,495)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$15,615,435 (1)

Net realized gain	$15,615,435

Change in unrealized appreciation (depreciation) —

Investments	$27,298,975

Net change in unrealized appreciation (depreciation)	$27,298,975

Net realized and unrealized gain	$42,914,410

Net increase in net assets from operations	$42,744,915

(1)	Includes $1,757,643 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income (loss)	$(169,495)	$92,563

Net realized gain	15,615,435 (1)	1,825,162 (2)

Net change in unrealized appreciation (depreciation)	27,298,975	(6,245,617)

Net increase (decrease) in net assets from operations	$42,744,915	$(4,327,892)

Distributions to shareholders —

Class A	$(86,568)	$(5,656,659)

Class C	—	(445,828)

Class I	(74,765)	(1,533,412)

Total distributions to shareholders	$(161,333)	$(7,635,899)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$1,584,997	$1,467,156

Class C	524,648	330,579

Class I	8,281,733	14,861,804

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	79,938	5,259,032

Class C	—	398,402

Class I	64,278	1,494,977

Cost of shares redeemed

Class A	(6,667,714)	(9,912,554)

Class C	(832,316)	(1,029,409)

Class I	(7,218,861)	(18,355,025)

Net asset value of shares converted

Class A	1,238,946	1,083,118

Class C	(1,238,946)	(1,083,118)

Net decrease in net assets from Fund share transactions	$(4,183,297)	$(5,485,038)

Net increase (decrease) in net assets	$38,400,285	$(17,448,829)

Net Assets

At beginning of year	$102,341,005	$119,789,834

At end of year	$140,741,290	$102,341,005

(1)	Includes $1,757,643 of net realized gains from redemptions in-kind.

(2)	Includes $4,127,555 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2021

Financial Highlights

	Class A

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$24.520	$26.960	$25.910	$27.390	$23.420

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.052)	$0.016	$(0.001)	$(0.059)	$(0.050)

Net realized and unrealized gain (loss)	10.369	(0.739)	2.765	1.583	5.494

Total income (loss) from operations	$10.317	$(0.723)	$2.764	$1.524	$5.444

Less Distributions

From net investment income	$(0.027)	$—	$(0.032)	$—	$—

From net realized gain	—	(1.717)	(1.682)	(3.004)	(1.474)

Total distributions	$(0.027)	$(1.717)	$(1.714)	$(3.004)	$(1.474)

Net asset value — End of year	$34.810	$24.520	$26.960	$25.910	$27.390

Total Return(2)	42.10%	(3.09)%	12.26%	5.79%	23.96%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$107,257	$78,430	$89,352	$75,199	$76,407

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.11%	1.17%	1.20%	1.17%	1.19%

Net investment income (loss)	(0.16)%	0.06%	(0.01)%	(0.22)%	(0.19)%

Portfolio Turnover of the Portfolio	40%	44%	51%	51%	70%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2021

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$18.990	$21.410	$21.070	$22.970	$19.990

Income (Loss) From Operations

Net investment loss(1)	$(0.215)	$(0.126)	$(0.111)	$(0.212)	$(0.202)

Net realized and unrealized gain (loss)	8.005	(0.577)	2.133	1.316	4.656

Total income (loss) from operations	$7.790	$(0.703)	$2.022	$1.104	$4.454

Less Distributions

From net realized gain	$—	$(1.717)	$(1.682)	$(3.004)	$(1.474)

Total distributions	$—	$(1.717)	$(1.682)	$(3.004)	$(1.474)

Net asset value — End of year	$26.780	$18.990	$21.410	$21.070	$22.970

Total Return(2)	41.02%	(3.86)%	11.45%	4.99%	23.07%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,236	$3,565	$5,675	$18,482	$21,002

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.86%	1.92%	1.95%	1.92%	1.94%

Net investment loss	(0.87)%	(0.66)%	(0.55)%	(0.96)%	(0.94)%

Portfolio Turnover of the Portfolio	40%	44%	51%	51%	70%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2021

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$25.370	$27.770	$26.650	$28.020	$23.870

Income (Loss) From Operations

Net investment income(1)	$0.027	$0.081	$0.071	$0.007	$0.007

Net realized and unrealized gain (loss)	10.714	(0.764)	2.833	1.627	5.617

Total income (loss) from operations	$10.741	$(0.683)	$2.904	$1.634	$5.624

Less Distributions

From net investment income	$(0.091)	$—	$(0.102)	$—	$—

From net realized gain	—	(1.717)	(1.682)	(3.004)	(1.474)

Total distributions	$(0.091)	$(1.717)	$(1.784)	$(3.004)	$(1.474)

Net asset value — End of year	$36.020	$25.370	$27.770	$26.650	$28.020

Total Return(2)	42.46%	(2.89)%	12.52%	6.07%	24.28%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$30,248	$20,346	$24,763	$24,628	$20,565

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.86%	0.92%	0.95%	0.92%	0.94%

Net investment income	0.08%	0.32%	0.27%	0.02%	0.03%

Portfolio Turnover of the Portfolio	40%	44%	51%	51%	70%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (65.5% at October 31, 2021). The performance of the Fund is directly affected by the performance of the Portfolio.

The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in

13

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2021

Notes to Financial Statements — continued

excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$161,333	$—

Long-term capital gains	$—	$7,635,899

During the year ended October 31, 2021, distributable earnings was decreased by $3,078,973 and paid-in capital was increased by $3,078,973 due to the Fund’s use of equalization accounting and differences between book and tax accounting for redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$1,966,083

Undistributed long-term capital gains	8,941,069

Net unrealized appreciation	42,801,600

Distributable earnings	$53,708,752

3  Investment Adviser Fee and Other Transactions with Affiliates

Effective March 1, 2021, the Fund entered into an investment advisory agreement with Eaton Vance Management (EVM). Pursuant to the agreement, the Fund pays an investment adviser fee on its average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee, at a per annum rate as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.625%

$500 million but less than $1 billion	0.5625%

$1 billion but less than $1.5 billion	0.50%

$1.5 billion and over	0.4375%

For the year ended October 31, 2021, the Fund incurred no investment adviser fee on such assets. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2021, EVM earned $28,339 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,214 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2021

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2021 amounted to $252,670 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2021, the Fund paid or accrued to EVD $25,340 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2021 amounted to $8,447 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2021, the Fund was informed that EVD received approximately $300 and $2,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,332,235 and $7,215,627, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $3,611,475.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2021	2020

Sales	48,556	60,552

Issued to shareholders electing to receive payments of distributions in Fund shares	2,731	200,573

Redemptions	(211,333)	(421,842)

Converted from Class C shares	42,595	45,546

Net decrease	(117,451)	(115,171)

	Year Ended October 31,
Class C	2021	2020

Sales	22,031	16,649

Issued to shareholders electing to receive payments of distributions in Fund shares	—	19,482

Redemptions	(33,852)	(54,995)

Converted to Class A shares	(55,058)	(58,506)

Net decrease	(66,879)	(77,370)

15

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2021

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2021	2020

Sales	254,253	618,303

Issued to shareholders electing to receive payments of distributions in Fund shares	2,126	55,226

Redemptions	(218,846)	(763,036)

Net increase (decrease)	37,533	(89,507)

16

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

17

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2021, the Fund designates approximately $941,179, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2021 ordinary income dividends, 42.77% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $9,274,701 or, if subsequently determined to be different, the net capital gain of such year.

18

Tax-Managed Small-Cap Portfolio

October 31, 2021

Portfolio of Investments

Common Stocks — 99.8%
Security	Shares	Value

Aerospace & Defense — 1.6%

Hexcel Corp.(1)	30,685	$1,741,067

Mercury Systems, Inc.(1)	31,758	1,636,807

		$3,377,874

Auto Components — 4.1%

Dana, Inc.	129,490	$2,873,383

Dorman Products, Inc.(1)	34,554	3,606,747

Visteon Corp.(1)	19,951	2,258,054

		$8,738,184

Automobiles — 0.5%

Harley-Davidson, Inc.	27,073	$987,894

		$987,894

Banks — 11.1%

Commerce Bancshares, Inc.	49,333	$3,478,470

Community Bank System, Inc.	47,592	3,410,919

First Citizens BancShares, Inc., Class A	1,920	1,562,688

Glacier Bancorp, Inc.	35,462	1,960,694

Independent Bank Corp.	27,971	2,363,549

Independent Bank Group, Inc.	13,350	965,072

Pinnacle Financial Partners, Inc.	38,992	3,765,457

SouthState Corp.	45,595	3,560,514

Stock Yards Bancorp, Inc.	30,446	1,864,817

UMB Financial Corp.	9,300	919,026

		$23,851,206

Biotechnology — 0.4%

Neurocrine Biosciences, Inc.(1)	8,607	$907,264

		$907,264

Building Products — 4.1%

AAON, Inc.	16,237	$1,163,381

AZEK Co., Inc. (The)(1)	127,112	4,663,740

CSW Industrials, Inc.	21,944	3,041,877

		$8,868,998

Capital Markets — 1.1%

Cohen & Steers, Inc.	25,673	$2,436,111

		$2,436,111

Security	Shares	Value

Chemicals — 5.2%

Balchem Corp.	26,408	$4,042,801

Quaker Chemical Corp.	6,922	1,701,704

Valvoline, Inc.	162,788	5,528,281

		$11,272,786

Commercial Services & Supplies — 2.8%

Casella Waste Systems, Inc.(1)	17,703	$1,535,204

Herman Miller, Inc.	65,433	2,546,652

Kimball International, Inc., Class B	42,212	458,845

Viad Corp.(1)	31,778	1,409,990

		$5,950,691

Diversified Consumer Services — 1.7%

Terminix Global Holdings, Inc.(1)	88,245	$3,572,157

		$3,572,157

Electronic Equipment, Instruments & Components — 0.6%

National Instruments Corp.	29,304	$1,244,541

		$1,244,541

Equity Real Estate Investment Trusts (REITs) — 7.6%

CubeSmart	72,184	$3,970,842

EastGroup Properties, Inc.	15,029	2,972,436

Essential Properties Realty Trust, Inc.	131,355	3,913,065

Rexford Industrial Realty, Inc.	36,663	2,463,754

STORE Capital Corp.	87,755	3,012,629

		$16,332,726

Food & Staples Retailing — 2.7%

Chefs’ Warehouse, Inc. (The)(1)	36,003	$1,255,425

Performance Food Group Co.(1)	100,941	4,565,561

		$5,820,986

Food Products — 1.7%

J&J Snack Foods Corp.	6,747	$995,520

Nomad Foods, Ltd.(1)	97,690	2,660,098

		$3,655,618

Gas Utilities — 1.5%

ONE Gas, Inc.	48,392	$3,256,782

		$3,256,782

19	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies — 5.1%

Envista Holdings Corp.(1)	73,317	$2,866,695

ICU Medical, Inc.(1)	15,209	3,560,883

Integra LifeSciences Holdings Corp.(1)	51,859	3,446,549

Tandem Diabetes Care, Inc.(1)	7,918	1,079,461

		$10,953,588

Health Care Providers & Services — 8.9%

Addus HomeCare Corp.(1)	35,382	$3,308,217

Agiliti, Inc.(1)	113,199	2,552,637

AMN Healthcare Services, Inc.(1)	16,506	1,629,142

Apria, Inc.(1)	24,499	916,998

Chemed Corp.	8,646	4,169,534

LHC Group, Inc.(1)	26,290	3,538,371

R1 RCM, Inc.(1)	139,163	3,019,837

		$19,134,736

Hotels, Restaurants & Leisure — 2.3%

Choice Hotels International, Inc.	17,274	$2,429,070

Wyndham Hotels & Resorts, Inc.	29,814	2,518,388

		$4,947,458

Household Durables — 1.2%

Tempur Sealy International, Inc.	59,244	$2,634,581

		$2,634,581

Insurance — 5.3%

AMERISAFE, Inc.	20,843	$1,235,781

James River Group Holdings, Ltd.	14,442	461,422

Kinsale Capital Group, Inc.	6,560	1,227,704

RLI Corp.	21,960	2,378,487

Ryan Specialty Group Holdings, Inc., Class A(1)	88,924	3,360,438

Selective Insurance Group, Inc.	35,226	2,760,662

		$11,424,494

Interactive Media & Services — 1.7%

CarGurus, Inc.(1)	110,102	$3,692,821

		$3,692,821

IT Services — 0.9%

Euronet Worldwide, Inc.(1)	16,669	$1,870,095

		$1,870,095

Security	Shares	Value

Leisure Products — 0.1%

Hayward Holdings, Inc.(1)	14,027	$325,286

		$325,286

Machinery — 4.7%

Allison Transmission Holdings, Inc.	57,414	$1,915,331

Middleby Corp.(1)	17,650	3,220,066

Mueller Water Products, Inc., Class A	180,224	2,957,476

Woodward, Inc.	17,857	2,016,948

		$10,109,821

Professional Services — 2.0%

CBIZ, Inc.(1)	119,327	$4,380,494

		$4,380,494

Road & Rail — 1.7%

Landstar System, Inc.	20,854	$3,666,342

		$3,666,342

Semiconductors & Semiconductor Equipment — 2.8%

Ambarella, Inc.(1)	21,471	$3,989,956

Silicon Laboratories, Inc.(1)	10,795	2,037,664

		$6,027,620

Software — 8.2%

ACI Worldwide, Inc.(1)	106,768	$3,275,642

Altair Engineering, Inc., Class A(1)	75,719	5,890,181

Clearwater Analytics Holdings, Inc., Class A(1)	27,884	626,832

Envestnet, Inc.(1)	43,347	3,619,474

nCino, Inc.(1)	28,866	2,097,404

Olo, Inc., Class A(1)	79,095	2,152,966

		$17,662,499

Specialty Retail — 3.1%

Asbury Automotive Group, Inc.(1)	4,072	$796,931

National Vision Holdings, Inc.(1)	94,483	5,823,932

		$6,620,863

Textiles, Apparel & Luxury Goods — 2.1%

Capri Holdings, Ltd.(1)	49,633	$2,642,461

Steven Madden, Ltd.	39,386	1,776,308

		$4,418,769

20	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Trading Companies & Distributors — 2.3%

Applied Industrial Technologies, Inc.	15,438	$1,504,896

Herc Holdings, Inc.	19,462	3,542,863

		$5,047,759

Water Utilities — 0.7%

Middlesex Water Co.	14,358	$1,581,103

		$1,581,103

Total Common Stocks (identified cost $142,084,878)		$214,772,147

Short-Term Investments — 0.3%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(2)	719,232	$719,232

Total Short-Term Investments (identified cost $719,232)		$719,232

Total Investments — 100.1% (identified cost $142,804,110)		$215,491,379

Other Assets, Less Liabilities — (0.1)%		$(223,074)

Net Assets — 100.0%		$215,268,305

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

21	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value (identified cost, $142,084,878)	$214,772,147

Affiliated investment, at value (identified cost, $719,232)	719,232

Dividends receivable	13,023

Total assets	$215,504,402

Liabilities

Payable for investments purchased	$47,584

Payable to affiliates:

Investment adviser fee	112,067

Trustees’ fees	875

Accrued expenses	75,571

Total liabilities	$236,097

Net Assets applicable to investors’ interest in Portfolio	$215,268,305

22	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Dividends (net of foreign taxes, $2,071)	$1,904,235

Dividends from affiliated investment	526

Total investment income	$1,904,761

Expenses

Investment adviser fee	$1,256,106

Trustees’ fees and expenses	10,280

Custodian fee	54,803

Legal and accounting services	40,280

Miscellaneous	9,480

Total expenses	$1,370,949

Net investment income	$533,812

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$23,712,345	(1)

Investment transactions — affiliated investment	(58)

Net realized gain	$23,712,287

Change in unrealized appreciation (depreciation) —

Investments	$41,436,346

Net change in unrealized appreciation (depreciation)	$41,436,346

Net realized and unrealized gain	$65,148,633

Net increase in net assets from operations	$65,682,445

(1)	Includes $2,671,978 of net realized gains from redemptions in-kind.

23	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$533,812	$876,109

Net realized gain	23,712,287 (1)	2,729,067 (2)

Net change in unrealized appreciation (depreciation)	41,436,346	(9,459,650)

Net increase (decrease) in net assets from operations	$65,682,445	$(5,854,474)

Capital transactions —

Contributions	$4,855,208	$3,232,891

Withdrawals	(10,698,425)	(20,449,236)

Net decrease in net assets from capital transactions	$(5,843,217)	$(17,216,345)

Net increase (decrease) in net assets	$59,839,228	$(23,070,819)

Net Assets

At beginning of year	$155,429,077	$178,499,896

At end of year	$215,268,305	$155,429,077

(1)	Includes $2,671,978 of net realized gains from redemptions in-kind.

(2)	Includes $6,213,549 of net realized gains from redemptions in-kind.

24	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2021

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2021	2020	2019	2018	2017

Ratios (as a percentage of average daily net assets):

Expenses	0.68%	0.69%	0.69%	0.69%	0.70%

Net investment income	0.27%	0.54%	0.51%	0.26%	0.30%

Portfolio Turnover	40%	44%	51%	51%	70%

Total Return	42.69%	(2.63)%	12.82%	6.30%	24.56%

Net assets, end of year (000’s omitted)	$215,268	$155,429	$178,500	$172,324	$170,770

25	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Small-Cap Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing primarily in a diversified portfolio of publicly-traded equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2021, Eaton Vance Tax-Managed Small-Cap Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 65.5% and 34.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

26

Tax-Managed Small-Cap Portfolio

October 31, 2021

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement with BMR in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.625%

$500 million but less than $1 billion	0.5625%

$1 billion but less than $1.5 billion	0.50%

$1.5 billion and over	0.4375%

For the year ended October 31, 2021, the Portfolio’s investment adviser fee amounted to $1,256,106 or 0.625% of the Portfolio’s average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $79,844,479 and $82,011,291, respectively, for the year ended October 31, 2021. In-kind sales for the year ended October 31, 2021 aggregated $3,611,475.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$143,140,927

Gross unrealized appreciation	$74,047,425

Gross unrealized depreciation	(1,696,973)

Net unrealized appreciation	$72,350,452

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2021.

27

Tax-Managed Small-Cap Portfolio

October 31, 2021

Notes to Financial Statements — continued

6  Investments in Affiliated Funds

At October 31, 2021, the value of the Portfolio’s investment in affiliated funds was $719,232, which represents 0.3% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$92,958	$29,341,404	$(28,715,072)	$(58)	$—	$719,232	$526	719,232

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$214,772,147	*	$—	$—	$214,772,147

Short-Term Investments	—		719,232	—	719,232

Total Investments	$214,772,147		$719,232	$—	$215,491,379

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

8  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

28

Tax-Managed Small-Cap Portfolio

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Small-Cap Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

29

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

30

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust and Portfolio, and his former position with EVC, which was an affiliate of the Trust and Portfolio prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

31

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President of the Trust	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Also Vice President of CRM.

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

32

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

34

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

35

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser of Tax-Managed Small-Cap Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Tax-Managed Small-Cap Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

130    10.31.21

Eaton Vance

Global Small-Cap Equity Fund

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2021

Eaton Vance

Global Small-Cap Equity Fund

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period starting November 1, 2020 was notable for a global equity rally that began in the opening month of the period and continued through period-end — except for a pause in January 2021 and a temporary retreat the following September. For the period as a whole, broad-market stock indexes generally posted strong double-digit returns as investors cheered the reopening of businesses that had been affected by the COVID-19 pandemic and the rollout of several highly effective vaccines.

The COVID-19 virus, however, continued to have a firm grip on the global economy. Disease rates advanced and declined with second and third waves of COVID-19 infections. Worker shortages led to global supply chain disruptions. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns and empty store shelves. In the U.S., those shortages — combined with high demand from consumers eager to spend money they had saved earlier in the pandemic — led to higher year-over-year inflation than the economy had seen in years.

Still, investor optimism about a recovering economy drove stock prices up during most of the period. The only significant pullback occurred in September 2021, when stock indexes around the world reported negative returns. In the U.S., unexpectedly weak job creation in August and the U.S. Federal Reserve’s announcement that it might soon begin reducing its monthly bond purchases — which had stimulated the economy earlier — combined to drive U.S. stocks into negative territory. Across the globe, rising COVID-19 infections weighed on equity performance.

In the final month of the period, however, stock prices came roaring back. In the U.S., earnings season brought news that a large majority of companies had beaten analysts’ expectations. For October 2021, both the broad-market S&P 500® Index and the technology-laden Nasdaq Composite Index reported their best monthly performances since November 2020.

In China, the world’s second-largest economy, the Communist Party’s efforts to dial back capitalism and take more control of China’s surging technology sector were not applauded by global investors. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, was one of the worst-performing major stock indexes for the one-year period, returning 3.84%.

Most other indexes fared significantly better. The MSCI World Index, a broad measure of global equities, returned 40.42% for the 12 months ended October 31, 2021; while the S&P 500® Index returned 42.91%; and the Nasdaq Composite Index rose 42.99%. The MSCI EAFE Index of developed-market international equities returned 34.18%, while the MSCI Emerging Markets Index returned 16.96% during the period.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Global Small-Cap Equity Fund (the Fund) returned 35.88% for Class A shares at net asset value (NAV), underperforming its benchmark, the MSCI World Small Cap Index (the Index), which returned 45.33%.

Security selections and sector allocations detracted from performance relative to the Index during the period. Selections in the information technology, industrials, and health care sectors particularly weighed on relative returns. An underweight exposure to the energy sector, the strongest performing sector within the Index, also was a drag on relative returns. An overweight exposure to the health care sector, one of the weaker performers within the Index, further detracted from relative returns.

In contrast, an overweight exposure to the industrials sector and security selection in the energy sector contributed to relative returns during the period.

Two of the largest detractors from Fund performance relative to the Index during the period were in the health care sector. They included LHC Group, Inc. (LHC), a provider of in-home health care. LHC’s share price fell after the company reported its operating and profit margins declined during the second quarter of 2021.

Also in the health care sector, Haemonetics Corp. (Haemonetics) develops and distributes hematology products. Share prices of Haemonetics dropped sharply after a key customer did not renew its plasma collection contract. By period-end, the stock had been sold from the Fund.

Terminix Global Holdings, Inc. is a provider of termite and other pest controls. Its share price declined after second-quarter reports showed weaker than anticipated revenue growth. The company’s results were hurt by high turnover and understaffing among its technicians.

Herc Holdings, Inc. (Herc), an equipment rental company, contributed to relative returns. Herc’s share price rose after the company increased its earnings growth projections for 2021. The company said it planned to increase revenue in part by expanding into urban markets.

BFF Bank SpA (BFF), an Italian specialty finance company and a leader in trade receivables, also contributed to relative performance during the period. Share prices of BFF appreciated after the company reported strong earnings. BFF’s stock price rose during the period against the backdrop of favorable credit trends and an acquisition aimed at strengthening BFF’s capital and competitive positions.

The stock price of Ryan Specialty Group Holdings, Inc., a specialty insurance company, rose steeply after its initial public offering was undervalued and subsequently moved higher.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Performance2,3

Portfolio Managers Aidan M. Farrell of Morgan Stanley Investment Management Fund Management (Ireland) Limited (MSIM FMIL); Michael D. McLean, CFA and J. Griffith Noble, CFA, each of Eaton Vance Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	03/04/2002	03/04/2002	35.88%	14.74%	11.58%
Class A with 5.75% Maximum Sales Charge	—	—	28.10	13.39	10.92
Class C at NAV	03/04/2002	03/04/2002	34.86	13.89	10.74
Class C with 1% Maximum Sales Charge	—	—	33.86	13.89	10.74
Class I at NAV	10/01/2009	03/04/2002	36.28	15.03	11.86

MSCI World Small Cap Index	—	—	45.33%	14.11%	12.07%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

Gross			1.83%	2.58%	1.58%
Net			1.35	2.10	1.10

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2011	$27,768	N.A.
Class I	$250,000	10/31/2011	$767,384	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Fund Profile

Sector Allocation (% of net assets)5

Country Allocation (% of net assets)

Top 10 Holdings (% of net assets)5

National Vision Holdings, Inc.	1.5%

Valvoline, Inc.	1.5

Performance Food Group Co.	1.3

Middleby Corp.	1.2

CBIZ, Inc.	1.2

Terminix Global Holdings, Inc.	1.1

Herc Holdings, Inc.	1.1

F5 Networks, Inc.	1.1

CarGurus, Inc.	1.1

EastGroup Properties, Inc.	1.0

Total	12.1%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Small Cap Index is an unmanaged index of small-cap equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Prior to August 7, 2015, the Fund’s investment adviser employed an investment objective and strategy of seeking to achieve long-term after-tax returns by investing in value stocks of small-cap companies. From August 7, 2015 until March 1, 2018, the Fund’s investment adviser employed an investment objective and strategy of seeking long-term, after-tax returns by investing in stocks of global small-cap companies. Effective March 1, 2018, the Fund changed its investment objective and strategy to no longer seek after-tax returns. Performance prior to March 1, 2018 reflects the Fund’s performance under its former investment objectives and policies.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/22. Without the reimbursement, if applicable, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks.

5

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period* (5/1/21 – 10/31/21)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,038.60	$6.94	**	1.35%
Class C	$1,000.00	$1,034.30	$10.77	**	2.10%
Class I	$1,000.00	$1,039.90	$5.66	**	1.10%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.40	$6.87	**	1.35%
Class C	$1,000.00	$1,014.62	$10.66	**	2.10%
Class I	$1,000.00	$1,019.66	$5.60	**	1.10%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021

** Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Portfolio of Investments

Common Stocks — 98.8%
Security	Shares	Value

Australia — 2.7%

BlueScope Steel, Ltd.	4,642	$72,536

carsales.com, Ltd.	18,292	342,319

IGO, Ltd.	12,841	94,032

Northern Star Resources, Ltd.	13,425	92,939

OZ Minerals, Ltd.	3,191	60,699

Steadfast Group, Ltd.	52,233	183,771

Westgold Resources, Ltd.	30,259	44,278

WiseTech Global, Ltd.	6,388	248,965

		$1,139,539

Austria — 1.1%

ams AG(1)	9,433	$186,757

BAWAG Group AG(2)	4,524	284,538

		$471,295

Belgium — 0.5%

VGP NV	890	$230,183

		$230,183

Canada — 3.2%

ARC Resources, Ltd.	20,378	$195,448

ATS Automation Tooling Systems, Inc.(1)	9,061	308,305

CAE, Inc.(1)	5,722	173,519

Granite Real Estate Investment Trust	2,480	201,029

Keyera Corp.	4,269	109,416

Killam Apartment Real Estate Investment Trust	9,947	182,769

Kirkland Lake Gold, Ltd.	2,476	104,374

Pan American Silver Corp.	2,077	53,150

		$1,328,010

France — 0.2%

Rubis SCA	1,979	$63,425

		$63,425

Germany — 0.6%

Norma Group SE	5,888	$252,955

		$252,955

Italy — 3.5%

Amplifon SpA	4,255	$216,529

BFF Bank SpA(2)	24,822	222,257

DiaSorin SpA	1,256	283,936

Security	Shares	Value

Italy (continued)

FinecoBank Banca Fineco SpA(1)	7,456	$142,393

Interpump Group SpA	3,410	251,188

MARR SpA	8,325	196,160

Moncler SpA	2,322	167,101

		$1,479,564

Japan — 9.9%

Asahi Co., Ltd.	10,500	$121,948

Asahi Intecc Co., Ltd.	7,579	199,778

Chiba Bank, Ltd. (The)	13,353	82,765

en Japan, Inc.	6,527	259,199

FP Corp.	4,062	137,933

Fukuoka Financial Group, Inc.	4,597	82,587

Itochu Techno-Solutions Corp.	6,717	212,185

J. Front Retailing Co., Ltd.	23,413	217,013

K’s Holdings Corp.	13,930	143,795

Kose Corp.	1,409	163,621

Kuraray Co., Ltd.	16,364	148,079

Kyoritsu Maintenance Co., Ltd.	4,296	160,977

LaSalle Logiport REIT	110	182,881

Lion Corp.	10,902	181,566

Miura Co., Ltd.	3,611	138,899

Nabtesco Corp.	4,666	151,428

Nohmi Bosai, Ltd.	11,321	207,651

Nomura Co., Ltd.	23,183	228,571

OSG Corp.	10,118	168,332

Penta-Ocean Construction Co., Ltd.	30,971	213,419

Sankyu, Inc.	3,838	173,273

Ship Healthcare Holdings, Inc.	9,636	253,103

Sumco Corp.	9,214	176,067

Yamaha Corp.	2,633	166,348

		$4,171,418

Luxembourg — 0.2%

APERAM S.A.	1,376	$82,042

		$82,042

Netherlands — 2.6%

Aalberts NV	5,307	$293,735

BE Semiconductor Industries NV	2,392	218,547

Euronext NV(2)	2,313	260,223

IMCD NV	1,416	314,415

		$1,086,920

7	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

New Zealand — 0.4%

Fisher & Paykel Healthcare Corp., Ltd.	7,252	$162,470

		$162,470

Norway — 0.4%

SmartCraft ASA(1)	61,743	$150,388

TGS ASA	2,518	23,223

		$173,611

Spain — 0.3%

Inmobiliaria Colonial Socimi SA	14,506	$141,056

		$141,056

Sweden — 2.0%

AddTech AB, Class B	10,255	$229,427

Boliden AB	2,269	79,992

Indutrade AB	6,482	188,959

Sdiptech AB, Class B(1)	6,825	355,855

		$854,233

Switzerland — 1.6%

Galenica AG(2)	2,836	$207,728

PolyPeptide Group AG(1)(2)	1,835	234,846

VZ Holding AG	2,428	246,486

		$689,060

United Kingdom — 11.1%

Abcam PLC(1)	11,914	$271,068

Avast PLC(2)	21,328	163,222

Cairn Energy PLC	21,819	54,474

Capital & Counties Properties PLC	76,699	172,989

Cranswick PLC	4,775	225,673

Dechra Pharmaceuticals PLC	3,825	267,403

Diploma PLC	7,191	295,529

Games Workshop Group PLC	2,273	300,222

Greggs PLC	8,784	367,144

Howden Joinery Group PLC	18,973	238,837

Intermediate Capital Group PLC	6,841	205,196

JTC PLC(2)	37,251	394,856

Judges Scientific PLC	2,622	265,103

Naked Wines PLC(1)	25,474	259,153

Nomad Foods, Ltd.(1)	6,839	186,226

RWS Holdings PLC	35,053	297,721

Volution Group PLC	48,529	327,285

Watches of Switzerland Group PLC(1)(2)	24,374	378,471

		$4,670,572

Security	Shares	Value

United States — 58.5%

AAON, Inc.	2,630	$188,440

ACI Worldwide, Inc.(1)	9,814	301,094

Addus HomeCare Corp.(1)	1,730	161,755

Agiliti, Inc.(1)	14,623	329,749

Alliant Energy Corp.	4,211	238,216

Allison Transmission Holdings, Inc.	6,837	228,082

Altair Engineering, Inc., Class A(1)	4,167	324,151

Amedisys, Inc.(1)	731	123,788

AptarGroup, Inc.	1,036	125,128

Autoliv, Inc.	2,846	275,635

AZEK Co., Inc. (The)(1)	10,110	370,936

Balchem Corp.	2,270	347,514

Black Knight, Inc.(1)	2,382	167,002

Bright Horizons Family Solutions, Inc.(1)	1,028	170,648

Brunswick Corp.	1,043	97,093

Capri Holdings, Ltd.(1)	4,927	262,313

CarGurus, Inc.(1)	13,254	444,539

CBIZ, Inc.(1)	14,209	521,612

Chemed Corp.	852	410,877

Choice Hotels International, Inc.	1,879	264,225

Clearwater Analytics Holdings, Inc., Class A(1)	3,272	73,555

CMS Energy Corp.	3,695	222,993

Cohen & Steers, Inc.	2,672	253,546

Commerce Bancshares, Inc.	5,645	398,029

Community Bank System, Inc.	4,903	351,398

Cooper Cos., Inc. (The)	499	208,043

CubeSmart	6,425	353,439

Dana, Inc.	12,555	278,595

Deckers Outdoor Corp.(1)	511	202,003

Dorman Products, Inc.(1)	4,036	421,278

EastGroup Properties, Inc.	2,136	422,458

Envestnet, Inc.(1)	4,047	337,925

Envista Holdings Corp.(1)	7,526	294,267

Equity LifeStyle Properties, Inc.	4,015	339,308

Euronet Worldwide, Inc.(1)	3,459	388,065

F5 Networks, Inc.(1)	2,109	445,315

Five Below, Inc.(1)	1,617	319,034

Graco, Inc.	5,111	384,245

Harley-Davidson, Inc.	5,483	200,075

Herc Holdings, Inc.	2,481	451,641

Herman Miller, Inc.	9,233	359,348

Hexcel Corp.(1)	3,628	205,853

ICU Medical, Inc.(1)	729	170,681

Independent Bank Group, Inc.	2,533	183,111

James River Group Holdings, Ltd.	1,700	54,315

Jazz Pharmaceuticals PLC(1)	1,714	228,031

8	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

United States (continued)

Kinsale Capital Group, Inc.	503	$94,136

Lamb Weston Holdings, Inc.	2,275	128,424

Landstar System, Inc.	1,491	262,133

LHC Group, Inc.(1)	2,428	326,785

Middleby Corp.(1)	2,875	524,515

Mueller Water Products, Inc., Class A	16,246	266,597

National Instruments Corp.	6,893	292,746

National Retail Properties, Inc.	7,687	348,682

National Vision Holdings, Inc.(1)	10,413	641,857

nCino, Inc.(1)	3,990	289,913

Neurocrine Biosciences, Inc.(1)	2,613	275,436

Olo, Inc., Class A(1)	9,109	247,947

ONE Gas, Inc.	4,138	278,487

Performance Food Group Co.(1)	11,856	536,247

Pinnacle Financial Partners, Inc.	4,048	390,915

Quaker Chemical Corp.	1,589	390,640

R1 RCM, Inc.(1)	17,730	384,741

Rexford Industrial Realty, Inc.	5,238	351,994

RLI Corp.	2,474	267,959

Ryan Specialty Group Holdings, Inc., Class A(1)	10,412	393,469

Selective Insurance Group, Inc.	3,789	296,944

Silicon Laboratories, Inc.(1)	1,508	284,650

SouthState Corp.	5,169	403,647

Steven Madden, Ltd.	4,576	206,378

STORE Capital Corp.	8,848	303,752

Tandem Diabetes Care, Inc.(1)	944	128,696

Teleflex, Inc.	1,066	380,498

Tempur Sealy International, Inc.	2,621	116,556

Terminix Global Holdings, Inc.(1)	11,800	477,664

Tradeweb Markets, Inc., Class A	3,272	291,535

Trex Co., Inc.(1)	3,096	329,414

UMB Financial Corp.	1,370	135,383

Valvoline, Inc.	18,362	623,574

Visteon Corp.(1)	2,330	263,709

W.R. Berkley Corp.	4,534	360,906

Woodward, Inc.	1,741	196,646

Wyndham Hotels & Resorts, Inc.	3,298	278,582

		$24,671,505

Total Common Stocks (identified cost $30,959,201)		$41,667,858

Short-Term Investments — 1.6%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(3)	651,529	$651,529

Total Short-Term Investments (identified cost $651,529)		$651,529

Total Investments — 100.4% (identified cost $31,610,730)		$42,319,387

Other Assets, Less Liabilities — (0.4)%		$(149,218)

Net Assets — 100.0%		$42,170,169

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2021, the aggregate value of these securities is $2,146,141 or 5.1% of the Fund’s net assets.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value

Industrials	22.3%	$9,415,416

Consumer Discretionary	15.4	6,498,664

Financials	14.2	5,980,365

Health Care	13.1	5,520,208

Information Technology	11.2	4,716,145

Real Estate	7.7	3,230,540

Materials	5.8	2,456,910

Consumer Staples	4.4	1,877,070

Utilities	1.9	803,121

Communication Services	1.9	786,858

Energy	0.9	382,561

Short-Term Investments	1.6	651,529

Total Investments	100.4%	$42,319,387

9	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value (identified cost, $30,959,201)	$41,667,858

Affiliated investment, at value (identified cost, $651,529)	651,529

Foreign currency, at value (identified cost, $1,336)	1,325

Dividends receivable	31,135

Dividends receivable from affiliated investment	14

Receivable for investments sold	184,455

Receivable for Fund shares sold	13,443

Tax reclaims receivable	13,346

Receivable from affiliate	5,088

Total assets	$42,568,193

Liabilities

Payable for investments purchased	$270,154

Payable for Fund shares redeemed	15,238

Payable to affiliates:

Investment adviser fee	26,379

Administration fee	5,276

Distribution and service fees	7,601

Trustees’ fees	205

Accrued expenses	73,171

Total liabilities	$398,024

Net Assets	$42,170,169

Sources of Net Assets

Paid-in capital	$25,602,132

Distributable earnings	16,568,037

Total	$42,170,169

Class A Shares

Net Assets	$28,268,885

Shares Outstanding	1,501,929

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$18.82

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$19.97

Class C Shares

Net Assets	$1,995,403

Shares Outstanding	143,853

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$13.87

Class I Shares

Net Assets	$11,905,881

Shares Outstanding	608,295

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$19.57

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Dividends (net of foreign taxes, $26,835)	$531,251

Dividends from affiliated investment	376

Total investment income	$531,627

Expenses

Investment adviser fee	$303,194

Administration fee	60,639

Distribution and service fees

Class A	66,102

Class C	19,657

Trustees’ fees and expenses	2,477

Custodian fee	36,269

Transfer and dividend disbursing agent fees	49,000

Legal and accounting services	41,478

Printing and postage	12,540

Registration fees	48,924

Miscellaneous	12,659

Total expenses	$652,939

Deduct —

Allocation of expenses to affiliate	$121,821

Total expense reductions	$121,821

Net expenses	$531,118

Net investment income	$509

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$6,650,685

Foreign currency transactions	(27,737)

Net realized gain	$6,622,948

Change in unrealized appreciation (depreciation) —

Investments	$4,941,447

Foreign currency	(836)

Net change in unrealized appreciation (depreciation)	$4,940,611

Net realized and unrealized gain	$11,563,559

Net increase in net assets from operations	$11,564,068

11	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$509	$327

Net realized gain	6,622,948	525,351

Net change in unrealized appreciation (depreciation)	4,940,611	(164,271)

Net increase in net assets from operations	$11,564,068	$361,407

Distributions to shareholders —

Class A	$(250,535)	$(841,717)

Class C	(23,929)	(128,085)

Class I	(127,427)	(337,724)

Total distributions to shareholders	$(401,891)	$(1,307,526)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$1,838,259	$1,233,259

Class C	460,944	134,447

Class I	4,416,545	4,041,690

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	231,789	781,960

Class C	23,815	110,863

Class I	125,831	333,341

Cost of shares redeemed

Class A	(3,254,085)	(4,976,643)

Class C	(299,024)	(704,670)

Class I	(4,255,903)	(4,900,134)

Net asset value of shares converted

Class A	962,448	419,063

Class C	(962,448)	(419,063)

Net decrease in net assets from Fund share transactions	$(711,829)	$(3,945,887)

Net increase (decrease) in net assets	$10,450,348	$(4,892,006)

Net Assets

At beginning of year	$31,719,821	$36,611,827

At end of year	$42,170,169	$31,719,821

12	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Financial Highlights

	Class A

	Year Ended October 31,
	2021	2020		2019	2018		2017

Net asset value — Beginning of year	$13.990	$14.050		$13.770	$14.010		$11.150

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.006)	$—	(2)	$0.045	$0.001		$0.002

Net realized and unrealized gain	5.000	0.438		1.384	0.128		2.858

Total income from operations	$4.994	$0.438		$1.429	$0.129		$2.860

Less Distributions

From net investment income	$(0.005)	$(0.071)		$(0.030)	$(0.072)		$—

From net realized gain	(0.159)	(0.427)		(1.119)	(0.297)		—

Total distributions	$(0.164)	$(0.498)		$(1.149)	$(0.369)		$—

Net asset value — End of year	$18.820	$13.990		$14.050	$13.770		$14.010

Total Return(3)(4)	35.88%	2.98%		12.20%	0.84%		25.65%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$28,269	$21,164		$24,111	$22,341		$13,815

Ratios (as a percentage of average daily net assets):(5)

Expenses(4)	1.35%	1.35%		1.35%	1.36%		1.40%

Net investment income (loss)	(0.04)%	0.00	%(6)	0.34%	0.01%		0.02%

Portfolio Turnover of the Portfolio(7)	—	—		—	11	%(8)	59%

Portfolio Turnover of the Fund	58%	51%		50%	41	%(8)(9)	—

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to 0.30%, 0.48%, 0.58%, 0.62% and 0.80% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Amount is less than 0.005%.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from January 22, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Tax-Managed Global Small-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on January 19, 2018 and which had the same investment objective and policies as the Fund during such period.

13	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2021	2020	2019	2018		2017

Net asset value — Beginning of year	$10.420	$10.590	$10.690	$10.970		$8.790

Income (Loss) From Operations

Net investment loss(1)	$(0.103)	$(0.076)	$(0.046)	$(0.087)		$(0.072)

Net realized and unrealized gain	3.712	0.333	1.030	0.104		2.252

Total income from operations	$3.609	$0.257	$0.984	$0.017		$2.180

Less Distributions

From net realized gain	$(0.159)	$(0.427)	$(1.084)	$(0.297)		$—

Total distributions	$(0.159)	$(0.427)	$(1.084)	$(0.297)		$—

Net asset value — End of year	$13.870	$10.420	$10.590	$10.690		$10.970

Total Return(2)(3)	34.86%	2.25%	11.32%	0.06%		24.80%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,995	$2,202	$3,227	$8,988		$4,965

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	2.10%	2.10%	2.10%	2.11%		2.15%

Net investment loss	(0.79)%	(0.75)%	(0.45)%	(0.76)%		(0.72)%

Portfolio Turnover of the Portfolio(5)	—	—	—	11	%(6)	59%

Portfolio Turnover of the Fund	58%	51%	50%	41	%(6)(7)	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to 0.30%, 0.48%, 0.58%, 0.62% and 0.80% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from January 22, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Tax-Managed Global Small-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on January 19, 2018 and which had the same investment objective and policies as the Fund during such period.

14	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2021	2020	2019	2018		2017

Net asset value — Beginning of year	$14.530	$14.580	$14.240	$14.480		$11.490

Income (Loss) From Operations

Net investment income(1)	$0.039	$0.034	$0.079	$0.040		$0.036

Net realized and unrealized gain	5.201	0.450	1.442	0.123		2.954

Total income from operations	$5.240	$0.484	$1.521	$0.163		$2.990

Less Distributions

From net investment income	$(0.041)	$(0.107)	$(0.062)	$(0.106)		$—

From net realized gain	(0.159)	(0.427)	(1.119)	(0.297)		—

Total distributions	$(0.200)	$(0.534)	$(1.181)	$(0.403)		$—

Net asset value — End of year	$19.570	$14.530	$14.580	$14.240		$14.480

Total Return(2)(3)	36.28%	3.18%	12.51%	1.05%		26.02%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$11,906	$8,354	$9,273	$9,078		$5,259

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	1.10%	1.10%	1.10%	1.11%		1.15%

Net investment income	0.21%	0.24%	0.57%	0.27%		0.27%

Portfolio Turnover of the Portfolio(5)	—	—	—	11	%(6)	59%

Portfolio Turnover of the Fund	58%	51%	50%	41	%(6)(7)	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to 0.30%, 0.48%, 0.58%, 0.62% and 0.80% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from January 22, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Tax-Managed Global Small-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on January 19, 2018 and which had the same investment objective and policies as the Fund during such period.

15	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Small-Cap Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

16

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Notes to Financial Statements — continued

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$34,402	$186,893

Long-term capital gains	$367,489	$1,120,633

During the year ended October 31, 2021, distributable earnings was decreased by $430,999 and paid-in capital was increased by $430,999 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$1,557,885

Undistributed long-term capital gains	4,563,565

Net unrealized appreciation	10,446,587

Distributable earnings	$16,568,037

17

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$31,873,158

Gross unrealized appreciation	$11,196,337

Gross unrealized depreciation	(750,108)

Net unrealized appreciation	$10,446,229

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with BMR in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.750%

$500 million but less than $1 billion	0.725%

$1 billion but less than $2.5 billion	0.700%

$2.5 billion but less than $5 billion	0.680%

$5 billion and over	0.665%

For the year ended October 31, 2021, the investment adviser fee amounted to $303,194 or 0.75% of the Fund’s average daily net assets. Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, BMR entered into a new investment sub-advisory agreement with EVAIL, which took effect on March 1, 2021. Prior to October 1, 2021, EVAIL used the portfolio management, research and other resources of its affiliate, Eaton Vance Global Advisors Limited (EVGA), in rendering investment advisory services to the Fund. Effective October 1, 2021, EVAIL uses the portfolio management, research and other resources of its affiliate, MSIM Fund Management (Ireland) Limited (MSIM FMIL) to render investment advisory services to the Fund. EVGA had/MSIM FMIL has entered into a Memorandum of Understanding with EVAIL pursuant to which EVGA was/MSIM FMIL is considered a participating affiliate of the sub-adviser as that term is used in relief granted by the staff of the U.S. Securities and Exchange Commission allowing U.S. registered investment advisers to use portfolio management or research resources of unregistered advisory affiliates subject to the supervision of a U.S. registered adviser. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

The administration fee is earned by EVM, an affiliate of BMR and effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2021, the administration fee amounted to $60,639. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (related to ordinary operating expenses only) exceed 1.35%, 2.10% and 1.10% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2022. Pursuant to this agreement, EVM was allocated $121,821 of the Fund’s operating expenses for the year ended October 31, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2021, EVM earned $10,612 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,959 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

During the year ended October 31, 2021, BMR reimbursed the Fund $29,384 for a net realized loss due to a trading error. Had the Fund not received the reimbursement, the impact on total return for each class would not have been material.

18

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2021 amounted to $66,102 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2021, the Fund paid or accrued to EVD $14,743 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2021 amounted to $4,914 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2021, the Fund was informed that EVD received less than $100 of CDSCs paid by Class A shareholders and $200 of CDSCs paid by Class C shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $22,975,305 and $24,581,290, respectively, for the year ended October 31, 2021.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2021	2020

Sales	103,806	91,767

Issued to shareholders electing to receive payments of distributions in Fund shares	14,246	53,817

Redemptions	(188,839)	(383,238)

Converted from Class C shares	59,512	34,621

Net decrease	(11,275)	(203,033)

19

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2021	2020

Sales	34,300	13,138

Issued to shareholders electing to receive payments of distributions in Fund shares	1,973	10,180

Redemptions	(23,646)	(70,348)

Converted to Class A shares	(80,131)	(46,277)

Net decrease	(67,504)	(93,307)

	Year Ended October 31,
Class I	2021	2020

Sales	251,927	309,691

Issued to shareholders electing to receive payments of distributions in Fund shares	7,454	22,120

Redemptions	(225,854)	(393,157)

Net increase (decrease)	33,527	(61,346)

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2021.

9  Investments in Affiliated Funds

At October 31, 2021, the value of the Fund’s investment in affiliated funds was $651,529, which represents 1.6% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$112,053	$12,162,351	$(11,622,875)	$—	$—	$651,529	$376	651,529

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

20

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Asia/Pacific	$—	$5,473,427		$—	$5,473,427

Developed Europe	186,226	10,008,690		—	10,194,916

North America	25,999,515	—		—	25,999,515

Total Common Stocks	$26,185,741	$15,482,117	*	$—	$41,667,858

Short-Term Investments	$—	$651,529		$—	$651,529

Total Investments	$26,185,741	$16,133,646		$—	$42,319,387

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

11  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

21

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Small-Cap Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Small-Cap Equity Fund (one of the funds constituting Eaton Vance Mutual Funds Trust) (the “Fund”), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

22

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2021, the Fund designates approximately $450,139 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2021 ordinary income dividends, 99.88% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $4,884,968 or, if subsequently determined to be different, the net capital gain of such year.

23

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

24

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

25

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial

Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

26

Eaton Vance

Global Small-Cap Equity Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

27

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

28

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

29

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

30

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1300    10.31.21

Eaton Vance

Tax-Managed Value Fund

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2021

Eaton Vance

Tax-Managed Value Fund

Eaton Vance

Tax-Managed Value Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period starting November 1, 2020 was notable for an equity rally that began in the opening month of the period and continued through period-end — except for a pause in January 2021 and a temporary retreat the following September. For the period as a whole, broad U.S. indexes generally posted strong double-digit returns as investors cheered the reopening of businesses that had been affected by the COVID-19 pandemic and the rollout of several highly effective vaccines.

The COVID-19 virus, however, continued to have a firm grip on the U.S. and global economies throughout the period. Disease rates advanced and declined with second and third waves of COVID-19 infections. Worker shortages led to global supply chain disruptions. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns, empty store shelves, and car dealerships short of vehicles to sell. Those shortages — combined with high demand from consumers eager to spend money they had saved earlier in the pandemic — led to higher year-over-year inflation than the U.S. economy had seen in decades. Although U.S. Federal Reserve (the Fed) Chair Jerome Powell and U.S. Treasury Secretary Janet Yellen expressed the view that inflation would likely be transitory, inflation became a key concern for investors during the period.

Still, investor optimism about a recovering economy drove stock prices up during most of the period. The only significant pullback occurred in September 2021. Unexpectedly weak job creation in August and the Fed’s announcement that it might start to taper its bond purchases — which had stimulated the economy earlier — combined to drive nearly every major U.S. stock index into negative territory for the month.

In the final month of the period, however, stock prices came roaring back, as earnings season brought news that a large majority of S&P 500® Index companies had beaten analysts’ expectations. For October 2021, the blue-chip Dow Jones Industrial Average® (DJIA) turned in its best performance since the previous March, and both the broad-market S&P 500® Index and the technology-laden Nasdaq Composite Index reported their best monthly performances since November 2020.

For the period as a whole, the S&P 500® Index returned 42.91%; the DJIA was up 37.73%; and the Nasdaq Composite Index rose 42.99%. Large-cap U.S. stocks, as measured by the Russell 1000® Index, underperformed their small-cap counterparts, as measured by the Russell 2000® Index. In the large-cap space, value and growth stocks delivered similar one-year returns, but in the small-cap space, value stocks strongly outperformed growth stocks during the period.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Tax-Managed Value Fund (the Fund) returned 43.03% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 1000® Value Index (the Index), which returned 43.76%.

On an individual stock basis, the largest detractors from Fund performance versus the Index were overweight positions relative to the Index in Ball Corp. (Ball), Verizon Communications, Inc. (Verizon), Sempra Energy (Sempra), and NextEra Energy, Inc. (NextEra).

Ball manufactures aluminum cans for food products and has an aerospace division as well. While Ball’s stock price rose modestly during the period, the stock significantly underperformed the Index due to operational challenges in Ball’s North American operations, as well as higher production costs and supply-chain disruptions that hurt earnings of its aerospace division. Wireless carrier Verizon’s share price fell during the period as sales of phones and other wireless equipment declined.

The Fund’s positions in Sempra, a utility company with operations in California and Texas, and NextEra, a Florida-based utility that is a producer of wind and solar energy, both delivered positive stock performance, but underperformed the Index. As the market recovery from the COVID-19 downturn favored growth stocks, utility stocks generally underperformed the market. Traditional utilities also faced increased scrutiny during the period amid efforts to mitigate global warming.

On a sector basis, stock selections in the materials, information technology, consumer discretionary, and energy sectors detracted from Fund performance relative to the Index.

In contrast, the largest contributors to Fund performance versus the Index on an individual stock basis included overweight positions in Goldman Sachs Group, Inc. (Goldman Sachs), JPMorgan Chase & Co. (JPMorgan), and Eli Lilly & Co. (Eli Lilly).

Goldman Sachs’ stock more than doubled in price as the global financial services provider reported record revenues for several quarters, driven by rising equity markets and increased income from trading and merger & acquisition services. Investment bank and financial services firm JPMorgan’s stock performed strongly as a recovery in consumer spending — including increased demand for automobile loans and mortgages — helped the firm report record revenue for 2020 along with fourth-quarter 2020 earnings that significantly beat analysts’ estimates. The Fund’s position in Eli Lilly, a global drug maker specializing in diabetes, oncology, and immunology therapies, rose in price on positive test data for its next-generation diabetes drug.

On a sector basis, stock selections and an overweight position in the financials sector contributed to Fund performance versus the Index, as did stock selections in the consumer staples, communication services, and health care sectors.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Value Fund

October 31, 2021

Performance2,3

Portfolio Managers Edward J. Perkin, CFA, Aaron S. Dunn, CFA and and Bradley T. Galko, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	12/27/1999	12/27/1999	43.03%	14.77%	12.80%
Class A with 5.75% Maximum Sales Charge	—	—	34.80	13.42	12.14
Class C at NAV	01/24/2000	01/24/2000	41.94	13.90	11.96
Class C with 1% Maximum Sales Charge	—	—	40.94	13.90	11.96
Class I at NAV	11/30/2007	12/27/1999	43.41	15.05	13.08

Russell 1000® Value Index	—	—	43.76%	12.38%	12.84%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions	12/27/1999	12/27/1999	34.45%	13.13%	11.38%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	20.85	11.11	10.11
Class C After Taxes on Distributions	01/24/2000	01/24/2000	40.80	13.81	11.35
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	24.33	11.60	10.03
Class I After Taxes on Distributions	11/30/2007	12/27/1999	42.97	14.70	12.25
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	26.01	12.50	10.94

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			1.17%	1.92%	0.92%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2011	$30,966	N.A.
Class I	$250,000	10/31/2011	$855,439	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Tax-Managed Value Fund

October 31, 2021

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

JPMorgan Chase & Co.	5.9%

NextEra Energy, Inc.	3.4

Estee Lauder Cos., Inc. (The), Class A	3.1

Home Depot, Inc. (The)	3.0

PNC Financial Services Group, Inc. (The)	3.0

Verizon Communications, Inc.	3.0

Thermo Fisher Scientific, Inc.	3.0

Goldman Sachs Group, Inc. (The)	2.6

Johnson & Johnson	2.5

Alphabet, Inc., Class C	2.4

Total	31.9%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Value Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

5

Eaton Vance

Tax-Managed Value Fund

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period* (5/1/21 – 10/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,081.30	$5.98	1.14%
Class C	$1,000.00	$1,077.00	$9.89	1.89%
Class I	$1,000.00	$1,082.70	$4.67	0.89%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.46	$5.80	1.14%
Class C	$1,000.00	$1,015.68	$9.60	1.89%
Class I	$1,000.00	$1,020.72	$4.53	0.89%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021.The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Value Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Investment in Tax-Managed Value Portfolio, at value (identified cost, $311,634,598)	$807,606,081

Receivable for Fund shares sold	236,234

Total assets	$807,842,315

Liabilities

Payable for Fund shares redeemed	$212,835

Payable to affiliates:

Administration fee	100,090

Distribution and service fees	124,484

Trustees’ fees	43

Accrued expenses	117,168

Total liabilities	$554,620

Net Assets	$807,287,695

Sources of Net Assets

Paid-in capital	$318,775,642

Distributable earnings	488,512,053

Total	$807,287,695

Class A Shares

Net Assets	$497,564,773

Shares Outstanding	12,511,378

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$39.77

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$42.20

Class C Shares

Net Assets	$26,389,094

Shares Outstanding	691,289

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$38.17

Class I Shares

Net Assets	$283,333,828

Shares Outstanding	7,146,314

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$39.65

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Dividends allocated from Portfolio (net of foreign taxes, $78,064)	$14,037,479

Securities lending income allocated from Portfolio, net	16,689

Expenses allocated from Portfolio	(4,880,031)

Total investment income from Portfolio	$9,174,137

Expenses

Administration fee	$1,080,691

Distribution and service fees

Class A	1,130,227

Class C	233,841

Trustees’ fees and expenses	500

Custodian fee	49,079

Transfer and dividend disbursing agent fees	286,321

Legal and accounting services	33,502

Printing and postage	31,811

Registration fees	53,319

ReFlow liquidity program fees	43,253

Miscellaneous	12,976

Total expenses	$2,955,520

Net investment income	$6,218,617

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$41,261,229 (1)

Foreign currency transactions	5,421

Net realized gain	$41,266,650

Change in unrealized appreciation (depreciation) —

Investments	$196,215,622

Foreign currency	(2,412)

Net change in unrealized appreciation (depreciation)	$196,213,210

Net realized and unrealized gain	$237,479,860

Net increase in net assets from operations	$243,698,477

(1)	Includes $11,222,759 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$6,218,617	$7,722,754

Net realized gain	41,266,650 (1)	18,701,019 (2)

Net change in unrealized appreciation (depreciation)	196,213,210	(58,375,762)

Net increase (decrease) in net assets from operations	$243,698,477	$(31,951,989)

Distributions to shareholders —

Class A	$(5,308,485)	$(4,921,111)

Class C	(99,561)	(22,205)

Class I	(3,326,217)	(2,819,279)

Total distributions to shareholders	$(8,734,263)	$(7,762,595)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$14,781,029	$8,979,231

Class C	4,429,673	3,230,949

Class I	57,300,081	68,726,640

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	4,625,757	4,288,228

Class C	93,077	18,656

Class I	2,963,953	2,484,851

Cost of shares redeemed

Class A	(35,413,817)	(45,408,174)

Class C	(2,908,606)	(5,764,641)

Class I	(45,812,537)	(64,701,912)

Net asset value of shares converted

Class A	3,050,539	2,414,854

Class C	(3,050,539)	(2,414,854)

Net increase (decrease) in net assets from Fund share transactions	$58,610	$(28,146,172)

Net increase (decrease) in net assets	$235,022,824	$(67,860,756)

Net Assets

At beginning of year	$572,264,871	$640,125,627

At end of year	$807,287,695	$572,264,871

(1)	Includes $11,222,759 of net realized gains from redemptions in-kind.

(2)	Includes $19,447,354 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2021

Financial Highlights

	Class A

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$28.170	$29.890	$27.000	$25.240	$21.200

Income (Loss) From Operations

Net investment income(1)	$0.286	$0.354	$0.344	$0.268	$0.292

Net realized and unrealized gain (loss)	11.731	(1.720)	2.931	1.744	3.997

Total income (loss) from operations	$12.017	$(1.366)	$3.275	$2.012	$4.289

Less Distributions

From net investment income	$(0.341)	$(0.339)	$(0.278)	$(0.252)	$(0.249)

From net realized gain	(0.076)	(0.015)	(0.107)	—	—

Total distributions	$(0.417)	$(0.354)	$(0.385)	$(0.252)	$(0.249)

Net asset value — End of year	$39.770	$28.170	$29.890	$27.000	$25.240

Total Return(2)	43.03%	(4.66)%	12.35%	8.02%	20.37%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$497,565	$362,651	$417,533	$312,065	$308,854

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.15%	1.17%	1.18%	1.17%	1.19%

Net investment income	0.80%	1.25%	1.24%	1.00%	1.25%

Portfolio Turnover of the Portfolio	11%	25%	18%	10%	30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2021

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$27.020	$28.580	$25.810	$24.140	$20.290

Income (Loss) From Operations

Net investment income(1)	$0.018	$0.137	$0.150	$0.066	$0.114

Net realized and unrealized gain (loss)	11.278	(1.673)	2.794	1.664	3.828

Total income (loss) from operations	$11.296	$(1.536)	$2.944	$1.730	$3.942

Less Distributions

From net investment income	$(0.070)	$(0.009)	$(0.067)	$(0.060)	$(0.092)

From net realized gain	(0.076)	(0.015)	(0.107)	—	—

Total distributions	$(0.146)	$(0.024)	$(0.174)	$(0.060)	$(0.092)

Net asset value — End of year	$38.170	$27.020	$28.580	$25.810	$24.140

Total Return(2)	41.94%	(5.38)%	11.50%	7.17%	19.48%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$26,389	$20,066	$26,672	$112,571	$125,813

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.90%	1.92%	1.93%	1.92%	1.94%

Net investment income	0.05%	0.50%	0.58%	0.26%	0.51%

Portfolio Turnover of the Portfolio	11%	25%	18%	10%	30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2021

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$28.080	$29.790	$26.920	$25.170	$21.140

Income (Loss) From Operations

Net investment income(1)	$0.373	$0.421	$0.411	$0.331	$0.346

Net realized and unrealized gain (loss)	11.690	(1.707)	2.914	1.732	3.989

Total income (loss) from operations	$12.063	$(1.286)	$3.325	$2.063	$4.335

Less Distributions

From net investment income	$(0.417)	$(0.409)	$(0.348)	$(0.313)	$(0.305)

From net realized gain	(0.076)	(0.015)	(0.107)	—	—

Total distributions	$(0.493)	$(0.424)	$(0.455)	$(0.313)	$(0.305)

Net asset value — End of year	$39.650	$28.080	$29.790	$26.920	$25.170

Total Return(2)	43.41%	(4.42)%	12.61%	8.25%	20.68%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$283,334	$189,549	$195,921	$169,397	$146,032

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.90%	0.92%	0.93%	0.92%	0.94%

Net investment income	1.05%	1.49%	1.49%	1.24%	1.48%

Portfolio Turnover of the Portfolio	11%	25%	18%	10%	30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (81.2% at October 31, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax

13

Eaton Vance

Tax-Managed Value Fund

October 31, 2021

Notes to Financial Statements — continued

accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$7,203,140	$7,442,687

Long-term capital gains	$1,531,123	$319,908

During the year ended October 31, 2021, distributable earnings was decreased by $15,134,511 and paid-in capital was increased by $15,134,511 due to the Fund’s use of equalization accounting and differences between book and tax accounting for redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$4,856,960

Undistributed long-term capital gains	29,289,887

Net unrealized appreciation	454,365,206

Distributable earnings	$488,512,053

3  Investment Adviser Fee and Other Transactions with Affiliates

Effective March 1, 2021, the Fund entered into an investment advisory agreement with Eaton Vance Management (EVM). Pursuant to the agreement, the Fund pays an investment adviser fee on its average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee, at a per annum rate as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.650%

$500 million but less than $1 billion	0.625%

$1 billion but less than $2 billion	0.6000%

$2 billion but less than $5 billion	0.5750%

$5 billion and over	0.5550%

For the year ended October 31, 2021, the Fund incurred no investment adviser fee on such assets. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2021, the administration fee amounted to $1,080,691.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2021, EVM earned $48,397 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $22,259 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2021. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares from March 1, 2021 through October 31, 2021 in the amount of $4,450. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Eaton Vance

Tax-Managed Value Fund

October 31, 2021

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2021 amounted to $1,130,227 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2021, the Fund paid or accrued to EVD $175,381 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2021 amounted to $58,460 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2021, the Fund was informed that EVD received approximately $200 and $300 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $14,258,461 and $26,057,344, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $16,917,718.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2021	2020

Sales	416,482	316,504

Issued to shareholders electing to receive payments of distributions in Fund shares	145,510	140,690

Redemptions	(1,017,458)	(1,635,502)

Converted from Class C shares	92,283	83,618

Net decrease	(363,183)	(1,094,690)

	Year Ended October 31,
Class C	2021	2020

Sales	128,397	116,457

Issued to shareholders electing to receive payments of distributions in Fund shares	3,030	634

Redemptions	(86,759)	(220,846)

Converted to Class A shares	(96,074)	(86,914)

Net decrease	(51,406)	(190,669)

15

Eaton Vance

Tax-Managed Value Fund

October 31, 2021

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2021	2020

Sales	1,639,132	2,519,355

Issued to shareholders electing to receive payments of distributions in Fund shares	93,737	81,954

Redemptions	(1,336,684)	(2,427,269)

Net increase	396,185	174,040

16

Eaton Vance

Tax-Managed Value Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Value Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

17

Eaton Vance

Tax-Managed Value Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2021, the Fund designates approximately $13,003,024, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2021 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $30,411,842 or, if subsequently determined to be different, the net capital gain of such year.

18

Tax-Managed Value Portfolio

October 31, 2021

Portfolio of Investments

Common Stocks — 99.6%
Security	Shares	Value

Aerospace & Defense — 2.1%

Hexcel Corp.(1)	194,045	$11,010,113

Raytheon Technologies Corp.	113,000	10,041,180

		$21,051,293

Banks — 16.5%

Bank of America Corp.	480,774	$22,971,382

Citigroup, Inc.	81,079	5,607,424

JPMorgan Chase & Co.	345,410	58,681,705

KeyCorp	669,553	15,580,498

PNC Financial Services Group, Inc. (The)	142,029	29,972,380

Truist Financial Corp.	159,821	10,143,839

U.S. Bancorp	187,164	11,299,091

Wells Fargo & Co.	188,847	9,661,412

		$163,917,731

Beverages — 1.5%

PepsiCo, Inc.	92,325	$14,919,720

		$14,919,720

Biotechnology — 0.5%

Neurocrine Biosciences, Inc.(1)	43,372	$4,571,843

		$4,571,843

Building Products — 0.6%

Carrier Global Corp.	113,000	$5,901,990

		$5,901,990

Capital Markets — 3.6%

Ameriprise Financial, Inc.	32,971	$9,961,528

Goldman Sachs Group, Inc. (The)	62,358	25,775,680

		$35,737,208

Chemicals — 0.6%

FMC Corp.	67,011	$6,098,671

		$6,098,671

Communications Equipment — 1.3%

Cisco Systems, Inc.	232,147	$12,993,268

		$12,993,268

Security	Shares	Value

Containers & Packaging — 1.8%

Ball Corp.	46,376	$4,242,476

Packaging Corp. of America	102,107	14,026,439

		$18,268,915

Diversified Telecommunication Services — 3.0%

Verizon Communications, Inc.	565,216	$29,950,796

		$29,950,796

Electric Utilities — 3.4%

NextEra Energy, Inc.	392,766	$33,514,723

		$33,514,723

Electrical Equipment — 1.1%

Rockwell Automation, Inc.	33,916	$10,832,770

		$10,832,770

Entertainment — 1.3%

Walt Disney Co. (The)(1)	77,371	$13,081,115

		$13,081,115

Equity Real Estate Investment Trusts (REITs) — 4.4%

AvalonBay Communities, Inc.	47,915	$11,340,522

Boston Properties, Inc.	59,105	6,716,692

CubeSmart	174,330	9,589,894

Mid-America Apartment Communities, Inc.	77,009	15,726,008

		$43,373,116

Food Products — 3.3%

Mondelez International, Inc., Class A	232,313	$14,110,692

Nestle S.A.	138,900	18,321,906

		$32,432,598

Health Care Equipment & Supplies — 2.5%

Medtronic PLC	77,922	$9,339,731

Stryker Corp.	58,093	15,456,804

		$24,796,535

Health Care Providers & Services — 2.0%

UnitedHealth Group, Inc.	43,786	$20,162,139

		$20,162,139

19	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Household Durables — 0.9%

D.R. Horton, Inc.	99,360	$8,869,867

		$8,869,867

Industrial Conglomerates — 1.8%

Honeywell International, Inc.	83,731	$18,305,271

		$18,305,271

Insurance — 1.8%

Arch Capital Group, Ltd.(1)	183,981	$7,694,086

Travelers Cos., Inc. (The)	64,030	10,301,146

		$17,995,232

Interactive Media & Services — 4.8%

Alphabet, Inc., Class A(1)	7,924	$23,462,330

Alphabet, Inc., Class C(1)	8,199	24,313,397

		$47,775,727

IT Services — 1.0%

Visa, Inc., Class A	44,697	$9,465,484

		$9,465,484

Life Sciences Tools & Services — 3.0%

Thermo Fisher Scientific, Inc.	46,365	$29,352,291

		$29,352,291

Machinery — 4.2%

Caterpillar, Inc.	12,389	$2,527,480

Ingersoll Rand, Inc.(1)	353,722	19,016,095

Otis Worldwide Corp.	56,500	4,537,515

Parker-Hannifin Corp.	32,913	9,761,666

Stanley Black & Decker, Inc.	32,241	5,794,675

		$41,637,431

Multi-Utilities — 2.5%

CMS Energy Corp.	68,853	$4,155,279

Sempra Energy	162,537	20,744,597

		$24,899,876

Oil, Gas & Consumable Fuels — 5.0%

Chevron Corp.	182,306	$20,872,214

EOG Resources, Inc.	139,011	12,852,957

Phillips 66	217,699	16,279,531

		$50,004,702

Security	Shares	Value

Personal Products — 3.1%

Estee Lauder Cos., Inc. (The), Class A	94,712	$30,717,943

		$30,717,943

Pharmaceuticals — 10.0%

Eli Lilly & Co.	76,320	$19,443,283

Johnson & Johnson	152,761	24,881,712

Merck & Co., Inc.	167,049	14,708,664

Royalty Pharma PLC, Class A	82,011	3,241,895

Sanofi	155,267	15,595,655

Zoetis, Inc.	101,295	21,899,979

		$99,771,188

Road & Rail — 1.2%

Union Pacific Corp.	50,876	$12,281,466

		$12,281,466

Semiconductors & Semiconductor Equipment — 2.2%

Intel Corp.	258,430	$12,663,070

QUALCOMM, Inc.	69,710	9,274,218

		$21,937,288

Software — 2.4%

Microsoft Corp.	25,630	$8,499,420

Oracle Corp.	52,884	5,073,691

VMware, Inc., Class A(1)	71,224	10,804,681

		$24,377,792

Specialty Retail — 4.1%

Best Buy Co., Inc.	84,496	$10,328,791

Home Depot, Inc. (The)	81,060	30,133,244

		$40,462,035

Technology Hardware, Storage & Peripherals — 1.6%

Apple, Inc.	108,645	$16,275,021

		$16,275,021

Textiles, Apparel & Luxury Goods — 0.5%

Capri Holdings, Ltd.(1)	50,373	$2,681,859

Lululemon Athletica, Inc.(1)	5,034	2,345,894

		$5,027,753

Total Common Stocks (identified cost $404,271,201)		$990,760,798

20	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2021

Portfolio of Investments — continued

Short-Term Investments — 0.3%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(2)	3,069,396	$3,069,396

Total Short-Term Investments (identified cost $3,069,396)		$3,069,396

Total Investments — 99.9% (identified cost $407,340,597)		$993,830,194

Other Assets, Less Liabilities — 0.1%		$507,169

Net Assets — 100.0%		$994,337,363

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

21	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value (identified cost, $404,271,201)	$990,760,798

Affiliated investment, at value (identified cost, $3,069,396)	3,069,396

Cash	36,450

Dividend receivable	978,671

Dividends receivable from affliated investment	70

Tax reclaims receivable	239,692

Total assets	$995,085,077

Liabilities

Payable to affiliates:

Investment adviser fee	$524,370

Trustees’ fees	3,757

Accrued expenses	219,587

Total liabilities	$747,714

Net Assets applicable to investors’ interest in Portfolio	$994,337,363

22	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Dividends (net of foreign taxes, $96,181)	$17,292,197

Dividends from affiliated investment	2,484

Securities lending income, net	20,559

Total investment income	$17,315,240

Expenses

Investment adviser fee	$5,675,291

Trustees’ fees and expenses	43,250

Custodian fee	208,916

Legal and accounting services	63,852

Miscellaneous	20,766

Total expenses	$6,012,075

Net investment income	$11,303,165

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$50,823,624 (1)

Investment transactions — affiliated investment	(11)

Foreign currency transactions	6,678

Net realized gain	$50,830,291

Change in unrealized appreciation (depreciation) —

Investments	$241,679,027

Foreign currency	(2,976)

Net change in unrealized appreciation (depreciation)	$241,676,051

Net realized and unrealized gain	$292,506,342

Net increase in net assets from operations	$303,809,507

(1)	Includes $13,829,598 of net realized gains from redemptions in-kind.

23	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$11,303,165	$12,697,018

Net realized gain	50,830,291 (1)	23,011,031 (2)

Net change in unrealized appreciation (depreciation)	241,676,051	(72,164,239)

Net increase (decrease) in net assets from operations	$303,809,507	$(36,456,190)

Capital transactions —

Contributions	$20,515,433	$12,741,621

Withdrawals	(34,694,681)	(59,826,240)

Net decrease in net assets from capital transactions	$(14,179,248)	$(47,084,619)

Net increase (decrease) in net assets	$289,630,259	$(83,540,809)

Net Assets

At beginning of year	$704,707,104	$788,247,913

At end of year	$994,337,363	$704,707,104

(1)	Includes $13,829,598 of net realized gains from redemptions in-kind.

(2)	Includes $23,935,485 of net realized gains from redemptions in-kind.

24	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2021

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2021	2020	2019	2018	2017

Ratios (as a percentage of average daily net assets):

Expenses	0.68%	0.68%	0.68%	0.68%	0.69%

Net investment income	1.27%	1.73%	1.74%	1.49%	1.74%

Portfolio Turnover	11%	25%	18%	10%	30%

Total Return	43.69%	(4.18)%	12.90%	8.55%	20.97%

Net assets, end of year (000’s omitted)	$994,337	$704,707	$788,248	$730,479	$712,901

25	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing primarily in value stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2021, Eaton Vance Tax-Managed Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 81.2% and 18.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

26

Tax-Managed Value Portfolio

October 31, 2021

Notes to Financial Statements — continued

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Portfolio’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement and related fee reduction agreement with BMR in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.650%

$500 million but less than $1 billion	0.625%

$1 billion but less than $2 billion	0.600%

$2 billion but less than $5 billion	0.575%

$5 billion and over	0.555%

For the year ended October 31, 2021, the Portfolio’s investment adviser fee amounted to $5,675,291 or 0.64% of the Portfolio’s average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $112,146,414 and $100,423,760, respectively, for the year ended October 31, 2021. In-kind sales for the year ended October 31, 2021 aggregated $16,917,718.

27

Tax-Managed Value Portfolio

October 31, 2021

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$410,159,782

Gross unrealized appreciation	$584,220,475

Gross unrealized depreciation	(550,063)

Net unrealized appreciation	$583,670,412

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2021.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral. At October 31, 2021, the Portfolio had no securities on loan.

7  Investments in Affiliated Funds

At October 31, 2021, the value of the Portfolio’s investment in affiliated funds was $3,069,396, which represents 0.3% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$457,105	$44,910,603	$(42,298,301)	$(11)	$—	$3,069,396	$2,484	3,069,396

28

Tax-Managed Value Portfolio

October 31, 2021

Notes to Financial Statements — continued

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$90,807,638	$—		$—	$90,807,638

Consumer Discretionary	54,359,655	—		—	54,359,655

Consumer Staples	59,748,355	18,321,906		—	78,070,261

Energy	50,004,702	—		—	50,004,702

Financials	217,650,171	—		—	217,650,171

Health Care	163,058,341	15,595,655		—	178,653,996

Industrials	110,010,221	—		—	110,010,221

Information Technology	85,048,853	—		—	85,048,853

Materials	24,367,586	—		—	24,367,586

Real Estate	43,373,116	—		—	43,373,116

Utilities	58,414,599	—		—	58,414,599

Total Common Stocks	$956,843,237	$33,917,561	*	$—	$990,760,798

Short-Term Investments	$—	$3,069,396		$—	$3,069,396

Total Investments	$956,843,237	$36,986,957		$—	$993,830,194

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

9   Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

29

Tax-Managed Value Portfolio

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Tax-Managed Value Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

30

Eaton Vance

Tax-Managed Value Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

31

Eaton Vance

Tax-Managed Value Fund

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust and Portfolio, and his former position with EVC, which was an affiliate of the Trust and Portfolio prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

32

Eaton Vance

Tax-Managed Value Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President of the Trust	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of the Portfolio	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Also Vice President of CRM.

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

33

Eaton Vance

Tax-Managed Value Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

35

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

36

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

37

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Value Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Tax-Managed Value Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

501    10.31.21

Eaton Vance

Floating-Rate Advantage Fund

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2021

Eaton Vance

Floating-Rate Advantage Fund

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Amid a global recovery from the pandemic-induced sell-off that had engulfed equity and credit markets, senior loans displayed their value as a portfolio diversifier by outperforming the majority of U.S. fixed-income asset classes — including government debt and investment-grade corporate bonds — during the 12-month period ended October 31, 2021.

As the period opened on November 1, 2020, senior loans were in the midst of a rally that had begun the previous March when central banks around the world stepped in to support capital markets. At that time, the U.S. Federal Reserve (the Fed) had cut its benchmark federal funds rate to 0.00%-0.25%, initiated a significant bond-buying program, and announced other policy measures to help global credit markets.

The loan rally continued through the rest of 2020 and into the new year, as senior loans offered attractive spreads versus other asset classes in a yield-starved environment. In the closing months of 2020, the easing of political uncertainties following the U.S. presidential election, coupled with the emergency approval and rollout of two COVID-19 vaccines, added fuel to the loan rally.

Except for pauses in March and July 2021 when returns were flat, the loan rally continued throughout the period. A massive fiscal stimulus package passed by the U.S. Congress, a still-accommodative set of monetary policies by the Fed, the ongoing rollout of vaccines, the reopening of U.S. businesses, and comparatively low yields in other fixed-income asset classes all provided tailwinds for senior loans during the period.

Technical factors also bolstered loan performance as demand outpaced supply for most of the period. Contributing factors included an increase in institutional demand for structured loan products and a return to net monthly inflows for retail funds in December 2020, for the first time since the previous January. Retail funds continued to experience monthly net inflows from the beginning of 2021 through period-end.

Issuer fundamentals improved as well, with rating upgrades outpacing rating downgrades during the period. The trailing 12-month default rate plummeted from 4.11% at the beginning of the period to 0.20% at period-end, well below the market’s 3.20% long-term average. Reflecting the improved economic environment, the average loan price rose from $93.17 at the start of the period to $98.55 at period-end.

For the period as a whole, lower quality loans outperformed higher quality issues, with BBB, BB, B, CCC and D rated (defaulted) loans in the S&P/ LSTA Leveraged Loan Index (the Index), a broad measure of the asset class, returning 4.29%, 5.52%, 8.33%, 21.83%, and 5.80%, respectively, and the Index overall returning 8.47% during the one-year period.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Floating-Rate Advantage Fund (the Fund) returned 9.30% for Class A shares at net asset value (NAV), outperforming its benchmark, the Index, which returned 8.47%.

The Index is unmanaged, and returns do not reflect any applicable sales charges, commissions, expenses, or leverage.

The Fund’s use of investment leverage, which is not employed by the Index, contributed to Fund performance versus the Index. The Fund uses leverage to achieve additional exposure to the loan market, thus, magnifying exposure to the Fund’s underlying investments in both up and down market environments. During a period when loan prices generally rose, leverage magnified the increase in value of the Fund’s underlying holdings and the interest paid by those holdings.

Additional contributors to Fund performance versus the Index included loan selections within the telecommunications industry; an underweight exposure relative to the Index to the weaker performing utilities industry; and the Fund’s allocation to collateralized loan obligations, which are not represented in the Index.

In contrast, the Fund’s underweight exposure to loans rated CCC and below detracted from returns versus the Index. The Fund has historically tended to maintain underweight exposures to lower credit-quality segments of the market, namely the CCC and D (defaulted) rating tiers within the Index. This strategy may help the Fund experience limited credit losses over the long run, but it may detract from relative performance versus the Index in times when lower quality loans outperform higher quality segments of the loan market — which they did during the one-year period. This underweight exposure to lower quality loans, which tend to have higher coupon yields, may also result in a lower average coupon yield for the Fund relative to the Index.

Loan selections in the oil & gas, electronics/electrical, and business equipment and services industries also detracted from returns versus the Index. Overweight positions in the drugs and the cable and satellite TV industries hurt relative returns as well, as did an underweight position in the air transport industry — which rebounded during the period as airline ticket sales and prices recovered from pandemic-related lows.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Performance2,3

Portfolio Managers Craig P. Russ, Andrew N. Sveen, CFA, Ralph H. Hinckley, Jr., CFA and Jake T. Lemle, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Advisers Class at NAV	03/15/2008	08/04/1989	9.30%	4.29%	4.68%
Class A at NAV	03/17/2008	08/04/1989	9.30	4.29	4.68
Class A with 2.25% Maximum Sales Charge	—	—	6.86	3.81	4.44
Class C at NAV	03/15/2008	08/04/1989	8.77	3.77	4.16
Class C with 1% Maximum Sales Charge	—	—	7.77	3.77	4.16
Class I at NAV	03/15/2008	08/04/1989	9.57	4.55	4.94
Class R6 at NAV	05/31/2019	08/04/1989	9.63	4.56	4.94

S&P/LSTA Leveraged Loan Index	—	—	8.47%	4.46%	4.64%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class C	Class I	Class R6

	1.60%	1.60%	2.10%	1.35%	1.28%

% Total Leverage[5]

Borrowings					14.03%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Advisers Class	$10,000	10/31/2011	$15,803	N.A.
Class C	$10,000	10/31/2011	$15,037	N.A.
Class I	$250,000	10/31/2011	$405,005	N.A.
Class R6	$1,000,000	10/31/2011	$1,620,753	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Fund Profile6

Top 10 Issuers (% of total investments)7

Numericable Group S.A.	1.2%

Virgin Media SFA Finance Limited	0.9

TransDigm, Inc.	0.9

Banff Merger Sub, Inc.	0.8

Carnival Corporation	0.8

Ziggo B.V.	0.8

Ultimate Software Group, Inc (The)	0.8

Magenta Buyer, LLC	0.8

CenturyLink, Inc.	0.7

Allied Universal Holdco, LLC	0.7

Total	8.4%

Credit Quality (% of bonds, loans and asset-backed securities)8

Top 10 Sectors (% of total investments)7

Electronics/Electrical	18.4%

Health Care	9.4

Business Equipment and Services	7.8

Industrial Equipment	4.8

Chemicals and Plastics	4.7

Building and Development	4.4

Leisure Goods/Activities/Movies	4.0

Cable and Satellite Television	3.9

Drugs	3.9

Automotive	3.4

Total	64.7%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater volatility of NAV. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its borrowings and may be required to reduce its borrowings at an inopportune time.

[6]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period* (5/1/21 – 10/31/21)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,024.40	$6.17	1.21%
Class A	$1,000.00	$1,023.40	$6.17	1.21%
Class C	$1,000.00	$1,020.90	$8.71	1.71%
Class I	$1,000.00	$1,025.70	$4.90	0.96%
Class R6	$1,000.00	$1,025.00	$4.70	0.92%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.11	$6.16	1.21%
Class A	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$1,016.59	$8.69	1.71%
Class I	$1,000.00	$1,020.37	$4.89	0.96%
Class R6	$1,000.00	$1,020.57	$4.69	0.92%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Investment in Senior Debt Portfolio, at value (identified cost, $7,983,987,918)	$7,914,718,305

Receivable for Fund shares sold	45,138,394

Total assets	$7,959,856,699

Liabilities

Payable for Fund shares redeemed	$15,956,716

Distributions payable	4,447,237

Payable to affiliates:

Administration fee	660,586

Distribution and service fees	587,932

Trustees’ fees	42

Accrued expenses	924,971

Total liabilities	$22,577,484

Net Assets	$7,937,279,215

Sources of Net Assets

Paid-in capital	$8,559,190,233

Accumulated loss	(621,911,018)

Total	$7,937,279,215

Advisers Class Shares

Net Assets	$88,508,684

Shares Outstanding	8,367,093

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.58

Class A Shares

Net Assets	$1,378,928,013

Shares Outstanding	130,324,708

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.58

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$10.82

Class C Shares

Net Assets	$435,786,120

Shares Outstanding	41,258,124

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.56

Class I Shares

Net Assets	$5,898,403,113

Shares Outstanding	557,528,738

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.58

Class R6 Shares

Net Assets	$135,653,285

Shares Outstanding	12,827,437

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.58

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest and other income allocated from Portfolio	$327,165,390

Dividends allocated from Portfolio (net of foreign taxes, $117,208)	4,088,286

Expenses, excluding interest expense, allocated from Portfolio	(34,756,320)

Interest expense allocated from Portfolio	(21,185,495)

Total investment income from Portfolio	$275,311,861

Expenses

Administration fee	$6,544,185

Distribution and service fees

Advisers Class	187,923

Class A	3,241,892

Class C	3,447,797

Trustees’ fees and expenses	500

Custodian fee	62,000

Transfer and dividend disbursing agent fees	3,670,298

Legal and accounting services	108,463

Printing and postage	213,542

Registration fees	407,730

Miscellaneous	51,950

Total expenses	$17,936,280

Net investment income	$257,375,581

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$(25,254,678)

Foreign currency transactions	2,111,614

Forward foreign currency exchange contracts	15,863,510

Net realized loss	$(7,279,554)

Change in unrealized appreciation (depreciation) —

Investments	$286,760,231

Foreign currency	444,918

Forward foreign currency exchange contracts	2,482,377

Net change in unrealized appreciation (depreciation)	$289,687,526

Net realized and unrealized gain	$282,407,972

Net increase in net assets from operations	$539,783,553

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$257,375,581	$276,406,516

Net realized loss	(7,279,554)	(406,496,494)

Net change in unrealized appreciation (depreciation)	289,687,526	9,491,966

Net increase (decrease) in net assets from operations	$539,783,553	$(120,598,012)

Distributions to shareholders —

Advisers Class	$(2,952,681)	$(4,578,589)

Class A	(51,259,370)	(58,199,875)

Class C	(15,957,989)	(26,006,092)

Class I	(191,260,639)	(199,604,518)

Class R6	(4,430,148)	(1,212,525)

Total distributions to shareholders	$(265,860,827)	$(289,601,599)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Advisers Class	$36,063,423	$15,531,267

Class A	314,119,196	268,866,314

Class C	92,711,370	71,436,515

Class I	3,554,740,668	2,204,635,029

Class R6	151,759,150	42,086,130

Net asset value of shares issued to shareholders in payment of distributions declared

Advisers Class	2,924,373	4,524,211

Class A	42,241,064	49,780,266

Class C	14,182,610	22,160,327

Class I	153,963,061	158,270,743

Class R6	2,638,252	1,211,516

Cost of shares redeemed

Advisers Class	(18,327,758)	(83,569,621)

Class A	(299,277,826)	(511,916,325)

Class C	(118,040,633)	(280,925,656)

Class I	(1,539,924,176)	(3,435,101,102)

Class R6	(54,934,991)	(7,775,878)

Net asset value of shares converted

Class A	85,748,493	18,549,370

Class C	(85,748,493)	(18,549,370)

Net increase (decrease) in net assets from Fund share transactions	$2,334,837,783	$(1,480,786,264)

Net increase (decrease) in net assets	$2,608,760,509	$(1,890,985,875)

Net Assets

At beginning of year	$5,328,518,706	$7,219,504,581

At end of year	$7,937,279,215	$5,328,518,706

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Financial Highlights

	Advisers Class

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$10.070	$10.550	$10.940	$10.910	$10.740

Income (Loss) From Operations

Net investment income(1)	$0.398	$0.457	$0.558	$0.493	$0.463

Net realized and unrealized gain (loss)	0.528	(0.473)	(0.390)	0.029	0.170

Total income (loss) from operations	$0.926	$(0.016)	$0.168	$0.522	$0.633

Less Distributions

From net investment income	$(0.416)	$(0.464)	$(0.558)	$(0.492)	$(0.463)

Total distributions	$(0.416)	$(0.464)	$(0.558)	$(0.492)	$(0.463)

Net asset value — End of year	$10.580	$10.070	$10.550	$10.940	$10.910

Total Return(2)	9.30%	(0.05)%	1.59%	4.88%	5.99%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$88,509	$64,551	$139,516	$221,484	$148,322

Ratios (as a percentage of average daily net assets):(3)

Expenses excluding interest and fees	0.95%	1.00%	0.99%	0.96%	0.95%

Interest and fee expense	0.33%	0.63%	0.87%	0.44%	0.34%

Total expenses	1.28%	1.63%	1.86%	1.40%	1.29%

Net investment income	3.79%	4.50%	5.21%	4.51%	4.26%

Portfolio Turnover of the Portfolio	28%	30%	17%	29%	39%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Financial Highlights — continued

	Class A

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$10.070	$10.550	$10.950	$10.910	$10.740

Income (Loss) From Operations

Net investment income(1)	$0.399	$0.447	$0.559	$0.493	$0.462

Net realized and unrealized gain (loss)	0.527	(0.463)	(0.401)	0.039	0.171

Total income (loss) from operations	$0.926	$(0.016)	$0.158	$0.532	$0.633

Less Distributions

From net investment income	$(0.416)	$(0.464)	$(0.558)	$(0.492)	$(0.463)

Total distributions	$(0.416)	$(0.464)	$(0.558)	$(0.492)	$(0.463)

Net asset value — End of year	$10.580	$10.070	$10.550	$10.950	$10.910

Total Return(2)	9.30%	(0.05)%	1.50%	4.97%	5.99%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,378,928	$1,175,942	$1,426,205	$1,856,836	$1,553,486

Ratios (as a percentage of average daily net assets):(3)

Expenses excluding interest and fees	0.95%	0.99%	0.99%	0.96%	0.94%

Interest and fee expense	0.33%	0.60%	0.88%	0.44%	0.34%

Total expenses	1.28%	1.59%	1.87%	1.40%	1.28%

Net investment income	3.80%	4.44%	5.21%	4.50%	4.26%

Portfolio Turnover of the Portfolio	28%	30%	17%	29%	39%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$10.050	$10.530	$10.920	$10.890	$10.720

Income (Loss) From Operations

Net investment income(1)	$0.347	$0.397	$0.503	$0.436	$0.408

Net realized and unrealized gain (loss)	0.526	(0.464)	(0.390)	0.030	0.170

Total income (loss) from operations	$0.873	$(0.067)	$0.113	$0.466	$0.578

Less Distributions

From net investment income	$(0.363)	$(0.413)	$(0.503)	$(0.436)	$(0.408)

Total distributions	$(0.363)	$(0.413)	$(0.503)	$(0.436)	$(0.408)

Net asset value — End of year	$10.560	$10.050	$10.530	$10.920	$10.890

Total Return(2)	8.77%	(0.56)%	1.08%	4.36%	5.47%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$435,786	$508,535	$754,873	$1,192,124	$1,153,754

Ratios (as a percentage of average daily net assets):(3)

Expenses excluding interest and fees	1.46%	1.50%	1.49%	1.46%	1.45%

Interest and fee expense	0.33%	0.60%	0.87%	0.44%	0.34%

Total expenses	1.79%	2.10%	2.36%	1.90%	1.79%

Net investment income	3.31%	3.95%	4.71%	4.00%	3.76%

Portfolio Turnover of the Portfolio	28%	30%	17%	29%	39%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value — Beginning of year	$10.070	$10.550	$10.940	$10.910	$10.740

Income (Loss) From Operations

Net investment income(1)	$0.423	$0.474	$0.586	$0.521	$0.489

Net realized and unrealized gain (loss)	0.529	(0.465)	(0.392)	0.028	0.171

Total income from operations	$0.952	$0.009	$0.194	$0.549	$0.660

Less Distributions

From net investment income	$(0.442)	$(0.489)	$(0.584)	$(0.519)	$(0.490)

Total distributions	$(0.442)	$(0.489)	$(0.584)	$(0.519)	$(0.490)

Net asset value — End of year	$10.580	$10.070	$10.550	$10.940	$10.910

Total Return(2)	9.57%	0.20%	1.84%	5.14%	6.26%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$5,898,403	$3,545,676	$4,898,901	$7,387,447	$4,773,140

Ratios (as a percentage of average daily net assets):(3)

Expenses excluding interest and fees	0.70%	0.75%	0.74%	0.71%	0.70%

Interest and fee expense	0.32%	0.60%	0.88%	0.44%	0.34%

Total expenses	1.02%	1.35%	1.62%	1.15%	1.04%

Net investment income	4.02%	4.70%	5.47%	4.76%	4.50%

Portfolio Turnover of the Portfolio	28%	30%	17%	29%	39%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Financial Highlights — continued

	Class R6

	Year Ended October 31,		Period Ended October 31, 2019(1)
	2021	2020

Net asset value — Beginning of period	$10.060	$10.550	$10.740

Income (Loss) From Operations

Net investment income(2)	$0.427	$0.460	$0.247

Net realized and unrealized gain (loss)	0.540	(0.455)	(0.190)

Total income from operations	$0.967	$0.005	$0.057

Less Distributions

From net investment income	$(0.447)	$(0.495)	$(0.247)

Total distributions	$(0.447)	$(0.495)	$(0.247)

Net asset value — End of period	$10.580	$10.060	$10.550

Total Return(3)	9.63%	0.16%	0.53	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$135,653	$33,814	$10

Ratios (as a percentage of average daily net assets):(5)

Expenses excluding interest and fees	0.65%	0.68%	0.62	%(6)

Interest and fee expense	0.30%	0.55%	0.94	%(6)

Total expenses	0.95%	1.23%	1.56	%(6)

Net investment income	4.06%	4.63%	5.48	%(6)

Portfolio Turnover of the Portfolio	28%	30%	17	%(4)(7)

(1)	For the period from the commencement of operations, May 31, 2019, to October 31, 2019.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	For the year ended October 31, 2019.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Advantage Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Advisers Class, Class I and Class R6 shares are generally sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Senior Debt Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (94.0% at October 31, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As

15

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Notes to Financial Statements — continued

required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$265,860,827	$289,601,599

During the year ended October 31, 2021, accumulated loss was increased by $2,614,674 and paid-in capital was increased by $2,614,674 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$7,030,571

Deferred capital losses	(556,055,875)

Net unrealized depreciation	(68,438,477)

Distributions payable	(4,447,237)

Accumulated loss	$(621,911,018)

At October 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $556,055,875 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2021, $64,074,670 are short-term and $491,981,205 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

Effective March 1, 2021, the Fund entered into an investment advisory agreement with Eaton Vance Management (EVM). Pursuant to the agreement, the investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily gross assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:

Average Daily Gross Assets	Annual Fee Rate

Up to and including $1 billion	0.5000%

In excess of $1 billion up to and including $2 billion	0.4500%

In excess of $2 billion up to and including $7 billion	0.4000%

In excess of $7 billion up to and including $10 billion	0.3875%

In excess of $10 billion up to and including $15 billion	0.3750%

In excess of $15 billion	0.3625%

Gross assets are calculated by deducting all liabilities of the Fund except the principal amount of any indebtedness for money borrowed. For the year ended October 31, 2021, the Fund incurred no investment adviser fee on such assets. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.10% of the Fund’s average daily net assets. For the year ended October 31, 2021, the administration fee amounted to $6,544,185. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2021,

16

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Notes to Financial Statements — continued

EVM earned $175,144 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $46,223 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2021. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM and EVD, also received a portion of the sales charge on sales of Class A shares from March 1, 2021 through October 31, 2021 in the amount of $24,525. EVD also received distribution and service fees from Advisers Class, Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2021 amounted to $187,923 for Advisers Class shares and $3,241,892 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.60% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2021, the Fund paid or accrued to EVD $2,758,238 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.15% per annum of its average daily net assets attributable to Class C shares. Although there is no present intention to do so, Class C shares could pay service fees of up to 0.25% annually upon Trustee approval. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2021 amounted to $689,559 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2021, the Fund was informed that EVD received approximately $65,000 and $24,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,312,870,365 and $303,602,444, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2021	2020

Sales	3,423,459	1,506,095

Issued to shareholders electing to receive payments of distributions in Fund shares	277,988	446,474

Redemptions	(1,745,553)	(8,764,547)

Net increase (decrease)	1,955,894	(6,811,978)

17

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Notes to Financial Statements — continued

	Year Ended October 31,
Class A	2021	2020

Sales	29,813,335	26,562,612

Issued to shareholders electing to receive payments of distributions in Fund shares	4,016,339	4,940,616

Redemptions	(28,491,334)	(51,751,260)

Converted from Class C shares	8,219,508	1,873,008

Net increase (decrease)	13,557,848	(18,375,024)

	Year Ended October 31,
Class C	2021	2020

Sales	8,817,717	6,985,491

Issued to shareholders electing to receive payments of distributions in Fund shares	1,351,653	2,202,240

Redemptions	(11,262,747)	(28,390,581)

Converted to Class A shares	(8,233,702)	(1,876,097)

Net decrease	(9,327,079)	(21,078,947)

	Year Ended October 31,
Class I	2021	2020

Sales	337,493,016	221,694,022

Issued to shareholders electing to receive payments of distributions in Fund shares	14,628,667	15,682,962

Redemptions	(146,715,867)	(349,518,761)

Net increase (decrease)	205,405,816	(112,141,777)

	Year Ended October 31,
Class R6	2021	2020

Sales	14,428,998	4,023,230

Issued to shareholders electing to receive payments of distributions in Fund shares	250,695	122,429

Redemptions	(5,211,932)	(786,936)

Net increase	9,467,761	3,358,723

18

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Advantage Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

19

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2021, the Fund designates approximately $2,523,039, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

163(j) Interest Dividends.  For the fiscal year ended October 31, 2021, the Fund designates 96.14% of distributions from net investment income as a 163(j) interest dividend.

20

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments

Asset-Backed Securities — 3.3%
Security	Principal Amount (000’s omitted)	Value

Alinea CLO, Ltd.:

Series 2018-1A, Class D, 3.232%, (3 mo. USD LIBOR + 3.10%), 7/20/31(1)(2)	$2,500	$2,502,902

Series 2018-1A, Class E, 6.132%, (3 mo. USD LIBOR + 6.00%), 7/20/31(1)(2)	3,000	2,957,943

AMMC CLO 15, Ltd., Series 2014-15A, Class ERR, 7.034%, (3 mo. USD LIBOR + 6.91%), 1/15/32(1)(2)	5,000	4,919,880

AMMC CLO XII, Ltd., Series 2013-12A, Class ER, 6.308%, (3 mo. USD LIBOR + 6.18%), 11/10/30(1)(2)	3,525	3,316,200

Apidos CLO XX, Series 2015-20A, Class DR, 5.822%, (3 mo. USD LIBOR + 5.70%), 7/16/31(1)(2)	2,375	2,260,639

Ares XLIX CLO, Ltd.:

Series 2018-49A, Class D, 3.128%, (3 mo. USD LIBOR + 3.00%), 7/22/30(1)(2)	2,500	2,502,680

Series 2018-49A, Class E, 5.828%, (3 mo. USD LIBOR + 5.70%), 7/22/30(1)(2)	3,500	3,420,151

Ares XXXIIR CLO, Ltd.:

Series 2014-32RA, Class C, 3.025%, (3 mo. USD LIBOR + 2.90%), 5/15/30(1)(2)	5,000	4,946,435

Series 2014-32RA, Class D, 5.975%, (3 mo. USD LIBOR + 5.85%), 5/15/30(1)(2)	1,000	983,489

Ares XXXVR CLO, Ltd., Series 2015-35RA, Class E, 5.824%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	4,000	3,915,536

Babson CLO, Ltd.:

Series 2015-1A, Class DR, 2.732%, (3 mo. USD LIBOR + 2.60%), 1/20/31(1)(2)	2,500	2,453,373

Series 2018-1A, Class C, 2.724%, (3 mo. USD LIBOR + 2.60%), 4/15/31(1)(2)	3,500	3,415,384

Bain Capital Credit CLO, Ltd., Series 2018-1A, Class D, 2.824%, (3 mo. USD LIBOR + 2.70%), 4/23/31(1)(2)	5,000	4,825,010

Battalion CLO XXII, Ltd., Series 2021-22A, Class E, 7.069%, (3 mo. USD LIBOR + 6.95%), 1/20/35(1)(2)	1,750	1,751,223

Benefit Street Partners CLO V-B, Ltd.:

Series 2018-5BA, Class C, 3.062%, (3 mo. USD LIBOR + 2.93%), 4/20/31(1)(2)	5,000	4,845,655

Series 2018-5BA, Class D, 6.082%, (3 mo. USD LIBOR + 5.95%), 4/20/31(1)(2)	3,500	3,286,510

Benefit Street Partners CLO VIII, Ltd., Series 2015-8A, Class DR, 5.732%, (3 mo. USD LIBOR + 5.60%), 1/20/31(1)(2)	5,401	4,990,297

Benefit Street Partners CLO XIV, Ltd., Series 2018-14A, Class D, 2.732%, (3 mo. USD LIBOR + 2.60%), 4/20/31(1)(2)	1,500	1,452,090

Security	Principal Amount (000’s omitted)	Value

Benefit Street Partners CLO XVI, Ltd., Series 2018-16A, Class E, 6.822%, (3 mo. USD LIBOR + 6.70%), 1/17/32(1)(2)	$2,250	$2,243,408

Benefit Street Partners CLO XVII, Ltd., Series 2019-17A, Class ER, 6.474%, (3 mo. USD LIBOR + 6.35%), 7/15/32(1)(2)	1,750	1,751,967

Betony CLO 2, Ltd.:

Series 2018-1A, Class C, 3.029%, (3 mo. USD LIBOR + 2.90%), 4/30/31(1)(2)	2,500	2,480,498

Series 2018-1A, Class D, 5.779%, (3 mo. USD LIBOR + 5.65%), 4/30/31(1)(2)	4,550	4,312,363

BlueMountain CLO, Ltd.:

Series 2015-3A, Class CR, 2.732%, (3 mo. USD LIBOR + 2.60%), 4/20/31(1)(2)	5,000	4,792,710

Series 2015-3A, Class DR, 5.532%, (3 mo. USD LIBOR + 5.40%), 4/20/31(1)(2)	3,000	2,814,393

Series 2016-3A, Class DR, 3.225%, (3 mo. USD LIBOR + 3.10%), 11/15/30(1)(2)	1,500	1,458,360

Series 2016-3A, Class ER, 6.075%, (3 mo. USD LIBOR + 5.95%), 11/15/30(1)(2)	1,500	1,406,144

Series 2018-1A, Class D, 3.179%, (3 mo. USD LIBOR + 3.05%), 7/30/30(1)(2)	2,500	2,414,988

Series 2018-1A, Class E, 6.079%, (3 mo. USD LIBOR + 5.95%), 7/30/30(1)(2)	2,000	1,914,980

Series 2021-33A, Class E, (3 mo. USD LIBOR + 6.83%), 11/20/34(1)(3)	2,500	2,501,250

BlueMountain CLO XXIV, Ltd., Series 2019-24A, Class ER, 6.972%, (3 mo. USD LIBOR + 6.84%), 4/20/34(1)(2)	1,250	1,240,375

BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class ER, 7.254%, (3 mo. USD LIBOR + 7.13%), 10/20/34(1)(2)	3,000	2,987,100

Canyon Capital CLO, Ltd.:

Series 2012-1RA, Class E, 5.824%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	4,875	4,602,741

Series 2016-1A, Class DR, 2.924%, (3 mo. USD LIBOR + 2.80%), 7/15/31(1)(2)	3,000	2,970,495

Series 2016-1A, Class ER, 5.874%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	4,000	3,835,764

Series 2016-2A, Class ER, 6.124%, (3 mo. USD LIBOR + 6.00%), 10/15/31(1)(2)	4,500	4,269,618

Series 2018-1A, Class D, 3.024%, (3 mo. USD LIBOR + 2.90%), 7/15/31(1)(2)	3,000	2,975,151

Series 2018-1A, Class E, 5.874%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	2,750	2,643,421

Series 2019-2A, Class ER, (3 mo. USD LIBOR + 6.75%), 10/15/34(1)(3)	1,500	1,500,750

Carlyle C17 CLO, Ltd.:

Series C17A, Class CR, 2.929%, (3 mo. USD LIBOR + 2.80%), 4/30/31(1)(2)	5,000	4,964,870

Series C17A, Class DR, 6.129%, (3 mo. USD LIBOR + 6.00%), 4/30/31(1)(2)	3,500	3,334,604

21	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Carlyle Global Market Strategies CLO, Ltd.:

Series 2012-3A, Class CR2, 3.627%, (3 mo. USD LIBOR + 3.50%), 1/14/32(1)(2)	$2,500	$2,432,718

Series 2012-3A, Class DR2, 6.627%, (3 mo. USD LIBOR + 6.50%), 1/14/32(1)(2)	1,500	1,383,576

Series 2014-3RA, Class C, 3.085%, (3 mo. USD LIBOR + 2.95%), 7/27/31(1)(2)	1,000	973,529

Series 2014-3RA, Class D, 5.535%, (3 mo. USD LIBOR + 5.40%), 7/27/31(1)(2)	2,150	1,992,270

Series 2014-4RA, Class C, 3.024%, (3 mo. USD LIBOR + 2.90%), 7/15/30(1)(2)	2,750	2,627,446

Series 2014-4RA, Class D, 5.774%, (3 mo. USD LIBOR + 5.65%), 7/15/30(1)(2)	3,500	3,164,682

CarVal CLO IV, Ltd., Series 2021-1A, Class E, 6.738%, (3 mo. USD LIBOR + 6.60%), 7/20/34(1)(2)	1,000	992,010

Dryden CLO, Ltd.:

Series 2018-55A, Class D, 2.974%, (3 mo. USD LIBOR + 2.85%), 4/15/31(1)(2)	1,500	1,488,971

Series 2018-55A, Class E, 5.524%, (3 mo. USD LIBOR + 5.40%), 4/15/31(1)(2)	2,000	1,952,648

Dryden Senior Loan Fund:

Series 2015-41A, Class DR, 2.724%, (3 mo. USD LIBOR + 2.60%), 4/15/31(1)(2)	7,000	6,843,487

Series 2015-41A, Class ER, 5.424%, (3 mo. USD LIBOR + 5.30%), 4/15/31(1)(2)	1,268	1,213,459

Series 2016-42A, Class DR, 3.054%, (3 mo. USD LIBOR + 2.93%), 7/15/30(1)(2)	2,500	2,486,747

Series 2016-42A, Class ER, 5.674%, (3 mo. USD LIBOR + 5.55%), 7/15/30(1)(2)	3,500	3,398,720

Galaxy XV CLO, Ltd., Series 2013-15A, Class ER, 6.769%, (3 mo. USD LIBOR + 6.65%), 10/15/30(1)(2)	4,500	4,446,657

Galaxy XXV CLO, Ltd.:

Series 2015-19A, Class D1R, 6.654%, (3 mo. USD LIBOR + 6.53%), 7/24/30(1)(2)	2,000	1,982,184

Series 2018-25A, Class D, 3.224%, (3 mo. USD LIBOR + 3.10%), 10/25/31(1)(2)	2,500	2,500,920

Series 2018-25A, Class E, 6.074%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	3,500	3,425,845

Golub Capital Partners CLO 37B, Ltd.:

Series 2018-37A, Class D, 3.432%, (3 mo. USD LIBOR + 3.30%), 7/20/30(1)(2)	4,000	3,974,996

Series 2018-37A, Class E, 5.882%, (3 mo. USD LIBOR + 5.75%), 7/20/30(1)(2)	4,750	4,332,708

Golub Capital Partners CLO 53B, Ltd., Series 2021-53A, Class E, 6.83%, (3 mo. USD LIBOR + 6.70%), 7/20/34(1)(2)	1,250	1,246,680

Golub Capital Partners CLO, Ltd., Series 2020-48A, Class D, 3.922%, (3 mo. USD LIBOR + 3.80%), 4/17/33(1)(2)	2,000	2,001,540

Security	Principal Amount (000’s omitted)	Value

Harriman Park CLO, Ltd., Series 2020-1A, Class ER, 6.532%, (3 mo. USD LIBOR + 6.40%), 4/20/34(1)(2)	$1,000	$1,001,957

ICG US CLO, Ltd.:

Series 2018-2A, Class D, 3.228%, (3 mo. USD LIBOR + 3.10%), 7/22/31(1)(2)	2,000	1,947,958

Series 2018-2A, Class E, 5.878%, (3 mo. USD LIBOR + 5.75%), 7/22/31(1)(2)	3,000	2,826,393

Kayne CLO 11, Ltd., Series 2021-11A, Class E, 6.374%, (3 mo. USD LIBOR + 6.25%), 4/15/34(1)(2)	750	751,720

Kayne CLO 5, Ltd., Series 2019-5A, Class E, 6.824%, (3 mo. USD LIBOR + 6.70%), 7/24/32(1)(2)	1,750	1,751,915

Neuberger Berman CLO XVIII, Ltd., Series 2014-18A, Class DR2, 6.05%, (3 mo. USD LIBOR + 5.92%), 10/21/30(1)(2)	2,000	1,987,870

Neuberger Berman CLO XXII, Ltd.:

Series 2016-22A, Class DR, 3.222%, (3 mo. USD LIBOR + 3.10%), 10/17/30(1)(2)	2,500	2,503,252

Series 2016-22A, Class ER, 6.182%, (3 mo. USD LIBOR + 6.06%), 10/17/30(1)(2)	3,000	2,985,771

Neuberger Berman Loan Advisers CLO 28, Ltd., Series 2018-28A, Class E, 5.732%, (3 mo. USD LIBOR + 5.60%), 4/20/30(1)(2)	1,950	1,921,210

Palmer Square CLO, Ltd.:

Series 2013-2A, Class DRR, 5.972%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	3,250	3,206,183

Series 2015-1A, Class DR4, 6.631%, (3 mo. USD LIBOR + 6.50%), 5/21/34(1)(2)	2,000	2,001,188

Series 2018-1A, Class C, 2.622%, (3 mo. USD LIBOR + 2.50%), 4/18/31(1)(2)	3,000	2,981,874

Series 2018-1A, Class D, 5.272%, (3 mo. USD LIBOR + 5.15%), 4/18/31(1)(2)	2,000	1,945,780

Series 2018-2A, Class D, 5.722%, (3 mo. USD LIBOR + 5.60%), 7/16/31(1)(2)	2,000	1,971,278

Series 2021-2A, Class E, 6.474%, (3 mo. USD LIBOR + 6.35%), 7/15/34(1)(2)	1,000	999,956

Regatta XIII Funding, Ltd.:

Series 2018-2A, Class C, 3.224%, (3 mo. USD LIBOR + 3.10%), 7/15/31(1)(2)	2,500	2,502,727

Series 2018-2A, Class D, 6.074%, (3 mo. USD LIBOR + 5.95%), 7/15/31(1)(2)	5,000	4,782,410

Regatta XIV Funding, Ltd.:

Series 2018-3A, Class D, 3.324%, (3 mo. USD LIBOR + 3.20%), 10/25/31(1)(2)	2,500	2,497,750

Series 2018-3A, Class E, 6.074%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	4,500	4,349,164

Regatta XV Funding, Ltd., Series 2018-4A, Class D, 6.624%, (3 mo. USD LIBOR + 6.50%), 10/25/31(1)(2)	3,875	3,831,189

22	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Southwick Park CLO, LLC:

Series 2019-4A, Class D, 3.982%, (3 mo. USD LIBOR + 3.85%), 7/20/32(1)(2)	$1,500	$1,503,386

Series 2019-4A, Class E, 6.832%, (3 mo. USD LIBOR + 6.70%), 7/20/32(1)(2)	1,750	1,752,182

Upland CLO, Ltd.:

Series 2016-1A, Class CR, 3.032%, (3 mo. USD LIBOR + 2.90%), 4/20/31(1)(2)	4,500	4,453,119

Series 2016-1A, Class DR, 6.032%, (3 mo. USD LIBOR + 5.90%), 4/20/31(1)(2)	4,625	4,439,838

Vibrant CLO IX, Ltd.:

Series 2018-9A, Class C, 3.332%, (3 mo. USD LIBOR + 3.20%), 7/20/31(1)(2)	2,500	2,428,873

Series 2018-9A, Class D, 6.382%, (3 mo. USD LIBOR + 6.25%), 7/20/31(1)(2)	3,500	3,261,678

Vibrant CLO X, Ltd.:

Series 2018-10A, Class C, 3.382%, (3 mo. USD LIBOR + 3.25%), 10/20/31(1)(2)	5,000	4,826,630

Series 2018-10A, Class D, 6.322%, (3 mo. USD LIBOR + 6.19%), 10/20/31(1)(2)	5,000	4,684,590

Voya CLO, Ltd.:

Series 2014-1A, Class DR2, 6.122%, (3 mo. USD LIBOR + 6.00%), 4/18/31(1)(2)	3,250	3,021,028

Series 2015-3A, Class CR, 3.282%, (3 mo. USD LIBOR + 3.15%), 10/20/31(1)(2)	2,500	2,420,763

Series 2015-3A, Class DR, 6.332%, (3 mo. USD LIBOR + 6.20%), 10/20/31(1)(2)	5,500	5,190,773

Series 2016-3A, Class CR, 3.372%, (3 mo. USD LIBOR + 3.25%), 10/18/31(1)(2)	2,000	1,949,714

Series 2016-3A, Class DR, 6.202%, (3 mo. USD LIBOR + 6.08%), 10/18/31(1)(2)	3,375	3,162,527

Series 2018-1A, Class C, 2.724%, (3 mo. USD LIBOR + 2.60%), 4/19/31(1)(2)	5,000	4,933,075

Webster Park CLO, Ltd.:

Series 2015-1A, Class CR, 3.032%, (3 mo. USD LIBOR + 2.90%), 7/20/30(1)(2)	2,000	1,999,556

Series 2015-1A, Class DR, 5.632%, (3 mo. USD LIBOR + 5.50%), 7/20/30(1)(2)	2,500	2,472,585

Total Asset-Backed Securities (identified cost $285,774,306)		$278,271,002

Common Stocks — 0.9%
Security	Shares	Value

Aerospace and Defense — 0.0%(4)

IAP Global Services, LLC(5)(6)(7)	168	$829,987

		$829,987

Security	Shares	Value

Automotive — 0.0%(4)

Dayco Products, LLC(5)(6)	48,926	$366,945

		$366,945

Chemicals and Plastics — 0.1%

Hexion Holdings Corp., Class B(5)(6)	454,988	$10,464,724

		$10,464,724

Containers and Glass Products — 0.0%(4)

LG Newco Holdco, Inc., Class A(5)(6)	342,076	$1,653,356

		$1,653,356

Electronics / Electrical — 0.2%

Skillsoft Corp.(5)(6)(7)(8)	1,010,393	$12,200,293

		$12,200,293

Health Care — 0.1%

Akorn Holding Company, LLC, Class A(5)(6)	792,089	$8,465,451

		$8,465,451

Nonferrous Metals / Minerals — 0.0%(4)

ACNR Holdings, Inc., Class A(6)	30,298	$1,875,952

		$1,875,952

Oil and Gas — 0.2%

AFG Holdings, Inc.(5)(6)(7)	281,241	$2,188,055

McDermott International, Ltd.(5)(6)	1,382,889	688,679

QuarterNorth Energy, Inc.(6)	12,899	1,335,046

QuarterNorth Energy, Inc.(6)	129,864	13,440,924

RDV Resources, Inc., Class A(6)	197,614	29,642

Sunrise Oil & Gas, Inc., Class A(6)	121,973	945,291

		$18,627,637

Publishing — 0.0%(4)

Tweddle Group, Inc.(5)(6)(7)	18,167	$25,797

		$25,797

Radio and Television — 0.1%

Clear Channel Outdoor Holdings, Inc.(5)(6)	482,097	$1,398,081

Cumulus Media, Inc., Class A(5)(6)	371,654	4,615,943

iHeartMedia, Inc., Class A(5)(6)	205,018	3,973,249

		$9,987,273

23	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Retailers (Except Food and Drug) — 0.0%(4)

David’s Bridal, LLC(5)(6)(7)	195,511	$0

Phillips Pet Holding Corp.(5)(6)(7)	2,960	1,147,185

		$1,147,185

Telecommunications — 0.1%

GEE Acquisition Holdings Corp.(5)(6)(7)	390,679	$8,415,226

		$8,415,226

Utilities — 0.1%

Longview Intermediate Holdings, LLC, Class A(5)(6)(7)	359,046	$2,854,416

		$2,854,416

Total Common Stocks (identified cost $92,099,365)		$76,914,242

Convertible Preferred Stocks — 0.1%
Security	Shares	Value

Containers and Glass Products — 0.1%

LG Newco Holdco, Inc., Series A, 13.00%(5)(6)	51,966	$5,852,677

Total Convertible Preferred Stocks (identified cost $2,728,218)		$5,852,677

Corporate Bonds — 7.5%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.1%

TransDigm, Inc.:

6.25%, 3/15/26(1)	1,500	$1,567,500

8.00%, 12/15/25(1)	1,500	1,597,500

Spirit AeroSystems, Inc., 5.50%, 1/15/25(1)	3,750	3,909,375

		$7,074,375

Air Transport — 0.8%

Air Canada, 3.875%, 8/15/26(1)	7,550	$7,653,813

American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:

5.50%, 4/20/26(1)	19,300	20,269,825

5.75%, 4/20/29(1)	14,475	15,596,812

Delta Air Lines, Inc., 7.00%, 5/1/25(1)	5,300	6,186,334

Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)	7,925	8,804,284

Security	Principal Amount* (000’s omitted)	Value

Air Transport (continued)

United Airlines, Inc.:

4.375%, 4/15/26(1)	5,050	$5,230,386

4.625%, 4/15/29(1)	5,050	5,212,762

		$68,954,216

Automotive — 0.2%

Clarios Global, L.P., 6.75%, 5/15/25(1)	2,183	$2,302,781

Clarios Global, L.P. / Clarios US Finance Co., 6.25%, 5/15/26(1)	4,478	4,690,705

Tenneco, Inc.:

5.125%, 4/15/29(1)	10,125	10,049,063

7.875%, 1/15/29(1)	550	602,250

		$17,644,799

Building and Development — 0.1%

American Builders & Contractors Supply Co., Inc., 4.00%, 1/15/28(1)	875	$888,125

Cushman & Wakefield U.S. Borrower, LLC, 6.75%, 5/15/28(1)	3,625	3,874,219

Forterra Finance, LLC/FRTA Finance Corp., 6.50%, 7/15/25(1)	1,100	1,173,700

SRS Distribution, Inc., 4.625%, 7/1/28(1)	5,100	5,220,105

Winnebago Industries, Inc., 6.25%, 7/15/28(1)	1,100	1,190,750

		$12,346,899

Business Equipment and Services — 1.0%

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 6.625%, 7/15/26(1)	2,475	$2,603,403

Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.:

4.625%, 6/1/28(1)	20,725	20,563,345

4.625%, 6/1/28(1)	26,825	26,641,785

Prime Security Services Borrower, LLC/Prime Finance, Inc.:

5.25%, 4/15/24(1)	9,125	9,718,125

5.75%, 4/15/26(1)	17,950	19,222,655

Sabre GLBL, Inc.:

7.375%, 9/1/25(1)	2,675	2,845,531

9.25%, 4/15/25(1)	2,925	3,384,211

		$84,979,055

Cable and Satellite Television — 0.9%

Altice France S.A.:

5.125%, 1/15/29(1)	1,600	$1,554,000

5.125%, 7/15/29(1)	63,200	61,631,376

5.50%, 10/15/29(1)	6,455	6,335,389

24	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

Virgin Media Secured Finance PLC, 4.50%, 8/15/30(1)		7,625	$7,625,076

			$77,145,841

Chemicals and Plastics — 0.2%

INEOS Finance PLC, 3.375%, 3/31/26(1)	EUR	2,000	$2,364,020

INEOS Quattro Finance 2 PLC, 3.375%, 1/15/26(1)		3,700	3,681,629

Olympus Water US Holding Corp., 4.25%, 10/1/28(1)		7,550	7,432,975

Tronox, Inc., 6.50%, 5/1/25(1)		8,000	8,420,000

			$21,898,624

Commercial Services — 0.1%

WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)		8,775	$9,082,125

			$9,082,125

Cosmetics / Toiletries — 0.0%(4)

Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(1)		1,300	$1,288,625

			$1,288,625

Diversified Financial Services — 0.1%

AG Issuer, LLC, 6.25%, 3/1/28(1)		5,925	$6,184,219

			$6,184,219

Drugs — 0.5%

Bausch Health Companies, Inc.:

4.875%, 6/1/28(1)		9,050	$9,331,003

5.50%, 11/1/25(1)		2,700	2,746,764

Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(1)		16,900	16,671,343

Jazz Securities DAC, 4.375%, 1/15/29(1)		10,050	10,338,937

			$39,088,047

Ecological Services and Equipment — 0.1%

GFL Environmental, Inc., 4.25%, 6/1/25(1)		6,025	$6,219,883

			$6,219,883

Electronics / Electrical — 0.4%

Imola Merger Corp., 4.75%, 5/15/29(1)		20,200	$20,779,740

LogMeIn, Inc., 5.50%, 9/1/27(1)		5,250	5,261,235

Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 9/1/25(1)		7,900	8,196,250

			$34,237,225

Security	Principal Amount* (000’s omitted)	Value

Entertainment — 0.0%(4)

Six Flags Theme Parks, Inc., 7.00%, 7/1/25(1)	2,400	$2,553,000

		$2,553,000

Financial Intermediaries — 0.1%

CoreLogic, Inc., 4.50%, 5/1/28(1)	6,000	$5,935,920

		$5,935,920

Food Products — 0.1%

Del Monte Foods, Inc., 11.875%, 5/15/25(1)	9,400	$10,557,140

		$10,557,140

Health Care — 0.6%

HCA, Inc., 5.25%, 4/15/25	1,250	$1,402,080

Mozart Debt Merger Sub, Inc., 3.875%, 4/1/29(1)	25,150	25,055,687

RP Escrow Issuer, LLC, 5.25%, 12/15/25(1)	2,650	2,653,312

Tenet Healthcare Corp., 4.25%, 6/1/29(1)	25,375	25,718,324

		$54,829,403

Industrial Equipment — 0.2%

Clark Equipment Company, 5.875%, 6/1/25(1)	1,200	$1,252,500

Madison IAQ, LLC, 4.125%, 6/30/28(1)	12,300	12,251,661

		$13,504,161

Leisure Goods / Activities / Movies — 0.5%

Carnival Corp., 4.00%, 8/1/28(1)	37,975	$38,022,469

SeaWorld Parks & Entertainment, Inc., 8.75%, 5/1/25(1)	2,425	2,588,687

		$40,611,156

Machinery — 0.1%

TK Elevator U.S. Newco, Inc., 5.25%, 7/15/27(1)	4,950	$5,044,298

		$5,044,298

Oil and Gas — 0.2%

CITGO Petroleum Corporation:

6.375%, 6/15/26(1)	2,100	$2,165,625

7.00%, 6/15/25(1)	12,175	12,562,774

		$14,728,399

Packaging & Containers — 0.2%

Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer, LLC:

4.00%, 10/15/27(1)	6,325	$6,196,919

25	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Packaging & Containers (continued)

Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer, LLC: (continued)

4.375%, 10/15/28(1)	10,100	$9,973,750

		$16,170,669

Radio and Television — 0.3%

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)	6,700	$3,798,933

iHeartCommunications, Inc.:

4.75%, 1/15/28(1)	2,975	2,997,551

5.25%, 8/15/27(1)	2,500	2,556,525

6.375%, 5/1/26	1,159	1,207,258

8.375%, 5/1/27	2,101	2,240,690

Univision Communications, Inc., 4.50%, 5/1/29(1)	10,075	10,205,471

		$23,006,428

Real Estate Investment Trusts (REITs) — 0.1%

Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer, 5.875%, 10/1/28(1)	7,925	$8,291,531

		$8,291,531

Retailers (Except Food and Drug) — 0.0%(4)

PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(1)	1,575	$1,620,281

		$1,620,281

Software and Services — 0.1%

Boxer Parent Co., Inc., 7.125%, 10/2/25(1)	4,850	$5,171,312

		$5,171,312

Technology — 0.1%

Clarivate Science Holdings Corp., 3.875%, 7/1/28(1)	12,575	$12,449,250

		$12,449,250

Telecommunications — 0.4%

Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(1)	7,250	$7,530,938

LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(1)	7,600	7,667,260

Lumen Technologies, Inc., 4.00%, 2/15/27(1)	6,650	6,691,928

VMED O2 UK Financing I PLC, 4.25%, 1/31/31(1)	10,575	10,310,149

		$32,200,275

Total Corporate Bonds (identified cost $623,482,628)		$632,817,156

Exchange-Traded Funds — 0.4%
Security		Shares	Value

SPDR Blackstone Senior Loan ETF		803,000	$36,857,700

Total Exchange-Traded Funds (identified cost $36,809,411)			$36,857,700

Preferred Stocks — 0.1%
Security		Shares	Value

Financial Services — 0.0%

DBI Investors, Inc., Series A-1(5)(6)(7)		9,245	$0

			$0

Nonferrous Metals / Minerals — 0.1%

ACNR Holdings, Inc., 15.00% (PIK)(5)(6)		14,309	$5,532,814

			$5,532,814

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Series A, 8.00% (PIK)(5)(6)(7)		5,438	$0

David’s Bridal, LLC, Series B, 10.00% (PIK)(5)(6)(7)		22,162	0

			$0

Total Preferred Stocks (identified cost $1,794,235)			$5,532,814

Senior Floating-Rate Loans — 109.4%(9)
Borrower/Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.3%

Aernnova Aerospace S.A.U.:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/22/27	EUR	1,071	$1,172,515

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/26/27	EUR	4,179	4,572,807

AI Convoy (Luxembourg) S.a.r.l.:

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/18/27	EUR	3,300	3,792,147

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 1/17/27		9,175	9,205,516

Dynasty Acquisition Co., Inc.:

Term Loan, 3.631%, (3 mo. USD LIBOR + 3.50%), 4/6/26		17,177	16,808,989

Term Loan, 3.631%, (3 mo. USD LIBOR + 3.50%), 4/6/26		31,943	31,258,533

26	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense (continued)

IAP Worldwide Services, Inc.:

Revolving Loan, 0.75%, 7/18/23(10)		944	$948,477

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%, Floor 1.50%), 7/18/23(7)		1,209	988,831

KKR Apple Bidco, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 9/22/28		5,450	5,447,444

Spirit Aerosystems, Inc.:

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.25%, Floor 0.75%), 1/15/25		3,747	3,770,104

Term Loan, 1/15/25(11)		2,600	2,611,375

TransDigm, Inc.:

Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 8/22/24		30,251	29,997,848

Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 12/9/25		51,440	50,861,561

WP CPP Holdings, LLC, Term Loan, 4.75%, (USD LIBOR + 3.75%, Floor 1.00%), 4/30/25(12)		34,290	33,593,854

			$195,030,001

Air Transport — 1.5%

AAdvantage Loyalty IP, Ltd., Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 4/20/28		23,100	$24,065,256

American Airlines, Inc., Term Loan, 6/27/25(11)		2,500	2,424,845

Brown Group Holding, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 6/7/28		13,999	13,985,458

Mileage Plus Holdings, LLC, Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), 6/21/27		19,775	21,081,732

SkyMiles IP, Ltd., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/20/27		40,225	42,882,344

United Airlines, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 4/21/28		21,708	22,040,350

			$126,479,985

Automotive — 3.9%

Adient US, LLC, Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 4/8/28		8,903	$8,917,991

American Axle and Manufacturing, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 4/6/24		16,239	16,244,210

Autokiniton US Holdings, Inc., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.50%, Floor 0.50%), 4/6/28		18,944	18,991,673

Belron Finance US, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 4/13/28		8,681	8,687,886

Belron Luxembourg S.a r.l., Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 4/13/28	EUR	3,925	4,512,721

Borrower/Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)

Bright Bidco B.V., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/30/24		19,969	$14,904,643

Chassix, Inc., Term Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), 11/15/23		10,239	10,056,453

Clarios Global, L.P.:

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), 4/30/26	EUR	23,983	27,508,194

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 4/30/26		23,798	23,663,982

CS Intermediate Holdco 2, LLC, Term Loan, 2.75%, (1 mo. USD LIBOR + 2.00%, Floor 0.75%), 11/2/23		3,918	3,656,258

Dayco Products, LLC, Term Loan, 4.37%, (3 mo. USD LIBOR + 4.25%), 5/19/23		15,288	14,934,677

Garrett LX I S.a.r.l.:

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 4/30/28	EUR	13,250	15,312,219

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/30/28		6,400	6,376,000

Gates Global, LLC:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 4/1/24	EUR	6,994	8,067,809

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.50%, Floor 0.75%), 3/31/27		17,210	17,197,241

Goodyear Tire & Rubber Company (The), Term Loan - Second Lien, 2.09%, (1 mo. USD LIBOR + 2.00%), 3/7/25		6,883	6,817,942

Les Schwab Tire Centers, Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 11/2/27		28,350	28,398,959

MajorDrive Holdings IV, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 4.00%, Floor 0.50%), 5/12/28		6,484	6,494,558

Tenneco, Inc., Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 10/1/25		36,310	35,599,285

Thor Industries, Inc., Term Loan, 3.125%, (1 mo. USD LIBOR + 3.00%), 2/1/26		9,047	9,063,663

TI Group Automotive Systems, LLC:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 12/16/26	EUR	3,871	4,469,255

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 12/16/26		6,569	6,580,882

Truck Hero, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 1/31/28		21,766	21,701,699

Visteon Corporation, Term Loan, 1.841%, (USD LIBOR + 1.75%), 3/25/24(12)		2,500	2,487,500

Wheel Pros, LLC, Term Loan, 5.25%, (1 mo. USD LIBOR + 4.50%, Floor 0.75%), 5/11/28		9,650	9,625,209

			$330,270,909

27	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)	Value

Beverage and Tobacco — 0.3%

City Brewing Company, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 4/5/28	7,825	$7,761,422

Triton Water Holdings, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 3/31/28	14,514	14,511,361

		$22,272,783

Brokerage / Securities Dealers / Investment Houses — 0.6%

Advisor Group, Inc., Term Loan, 4.587%, (1 mo. USD LIBOR + 4.50%), 7/31/26	13,652	$13,684,395

Clipper Acquisitions Corp., Term Loan, 1.825%, (1 mo. USD LIBOR + 1.75%), 3/3/28	11,992	11,872,069

Hudson River Trading, LLC, Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 3/20/28	22,794	22,705,194

		$48,261,658

Building and Development — 5.2%

Aegion Corporation, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 5/17/28	4,775	$4,827,229

American Builders & Contractors Supply Co., Inc., Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 1/15/27	23,295	23,101,965

American Residential Services, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 10/15/27	8,619	8,635,247

APi Group DE, Inc.:

Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 10/1/26	15,485	15,472,101

Term Loan, 10/7/28(11)	10,550	10,556,594

Artera Services, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 3/6/25	14,514	14,477,341

Beacon Roofing Supply, Inc., Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 5/19/28	10,454	10,403,449

Brookfield Property REIT, Inc., Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 8/27/25	4,094	4,054,925

Centuri Group, Inc., Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 8/27/28	10,500	10,523,625

Chamberlain Group, Inc., Term Loan, 11/3/28(11)	20,500	20,493,604

Core & Main L.P., Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 7/27/28	15,452	15,372,571

Cornerstone Building Brands, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/12/28	24,905	24,917,844

CP Atlas Buyer, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 11/23/27	4,500	4,478,778

CPG International, Inc., Term Loan, 3.25%, (3 mo. USD LIBOR + 2.50%, Floor 0.75%), 5/5/24	13,964	13,984,056

Borrower/Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)

Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 8/21/25		36,018	$35,826,506

Foundation Building Materials Holding Company, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 2/3/28		13,317	13,225,073

MI Windows and Doors, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/18/27		8,373	8,397,430

Northstar Group Services, Inc., Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), 11/12/26		13,668	13,710,524

Osmose Utilities Services, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 6/23/28		7,625	7,613,090

Park River Holdings, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 12/28/27		8,930	8,905,696

Patagonia Bidco Limited:

Term Loan, 3/5/29(11)	GBP	3,085	4,202,984

Term Loan, 3/5/29(11)	GBP	16,965	23,116,410

Quikrete Holdings, Inc.:

Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 2/1/27		4,841	4,802,169

Term Loan, 1/31/27(11)		24,400	24,348,711

RE/MAX International, Inc., Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/21/28		18,254	18,140,161

SRS Distribution, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 6/2/28		12,125	12,138,253

Standard Industries, Inc., Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 9/22/28		26,475	26,480,507

Werner FinCo L.P., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 7/24/24		11,649	11,678,440

White Cap Buyer, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 10/19/27		31,739	31,851,326

WireCo WorldGroup, Inc.:

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/30/23		8,010	8,029,803

Term Loan - Second Lien, 9.157%, (6 mo. USD LIBOR + 9.00%), 9/30/24		7,262	7,225,727

			$440,992,139

Business Equipment and Services — 8.6%

AlixPartners, LLP:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/4/28	EUR	4,179	$4,823,571

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 2/4/28		13,308	13,285,940

28	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Allied Universal Holdco, LLC:

Term Loan, 4/7/28(11)	EUR	2,000	$2,297,369

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 5/12/28		17,630	17,643,488

Amentum Government Services Holdings, LLC, Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 1/29/27		10,619	10,612,048

AppLovin Corporation:

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 8/15/25		45,820	45,753,202

Term Loan, 10/25/28(11)		19,500	19,475,625

Asplundh Tree Expert, LLC, Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 9/7/27		10,346	10,318,198

Belfor Holdings, Inc., Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 4/6/26		6,953	6,979,085

Blitz 20-487 GmbH, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 4/28/28	EUR	6,525	7,519,758

Bracket Intermediate Holding Corp., Term Loan, 4.376%, (3 mo. USD LIBOR + 4.25%), 9/5/25		9,419	9,428,287

Brand Energy & Infrastructure Services, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/21/24		11,349	11,266,396

Camelot U.S. Acquisition 1 Co.:

Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 10/30/26		9,181	9,154,124

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), 10/30/26		12,353	12,388,093

Cast and Crew Payroll, LLC, Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 2/9/26		9,562	9,549,905

Ceridian HCM Holding, Inc., Term Loan, 2.573%, (1 week USD LIBOR + 2.50%), 4/30/25		23,036	22,805,548

Deerfield Dakota Holding, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 4/9/27		3,975	3,989,593

EAB Global, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 8/16/28		15,975	15,911,100

Employbridge, LLC, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 7/14/28		21,175	21,131,994

Endure Digital, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 2/10/28		31,895	31,376,768

First Advantage Holdings, LLC, Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 1/31/27		3,606	3,605,266

Foundational Education Group, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.25%, Floor 0.50%), 8/31/28		7,750	7,764,531

Garda World Security Corporation, Term Loan, 4.34%, (1 mo. USD LIBOR + 4.25%), 10/30/26		10,283	10,306,682

Grab Holdings, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 1/29/26		25,074	25,314,284

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Greeneden U.S. Holdings II, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/1/27		19,150	$19,218,477

Hillman Group, Inc. (The):

Term Loan, 1.524%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 7/14/28(10)		1,232	1,230,268

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 7/14/28		5,142	5,136,369

Intrado Corporation, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 10/10/24		4,414	4,345,384

IRI Holdings, Inc.:

Term Loan, 4.337%, (1 mo. USD LIBOR + 4.25%), 12/1/25		27,967	28,015,636

Term Loan, 5.087%, (1 mo. USD LIBOR + 5.00%), 12/1/25		7,623	7,879,895

Iron Mountain, Inc., Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 1/2/26		9,143	9,057,656

Ivanti Software, Inc.:

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/1/27		6,343	6,335,989

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 12/1/27		22,617	22,658,956

Term Loan - Second Lien, 9.50%, (3 mo. USD LIBOR + 8.50%, Floor 1.00%), 12/1/28		5,000	4,993,750

KAR Auction Services, Inc., Term Loan, 2.375%, (1 mo. USD LIBOR + 2.25%), 9/19/26		5,261	5,156,132

KUEHG Corp.:

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 2/21/25		27,142	26,955,550

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 8/22/25		4,075	4,103,016

LGC Group Holdings, Ltd., Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), 4/21/27	EUR	4,025	4,561,879

Loire Finco Luxembourg S.a.r.l., Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 4/21/27		3,555	3,493,008

Magnite, Inc., Term Loan, 5.75%, (USD LIBOR + 5.00%, Floor 0.75%), 4/28/28(12)		6,633	6,649,958

MedAssets Software Intermediate Holdings, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 1/28/28		13,342	13,368,246

Monitronics International, Inc., Term Loan, 7.75%, (1 mo. USD LIBOR + 6.50%, Floor 1.25%), 3/29/24		15,166	14,976,366

Nielsen Consumer, Inc.:

Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), 3/6/28	EUR	3,358	3,905,214

Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 3/6/28		6,318	6,339,972

29	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Packaging Coordinators Midco, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 11/30/27		2,244	$2,250,439

Pike Corporation, Term Loan, 3.09%, (1 mo. USD LIBOR + 3.00%), 1/21/28		3,955	3,955,974

Prime Security Services Borrower, LLC, Term Loan, 3.50%, (USD LIBOR + 2.75%, Floor 0.75%), 9/23/26(12)		2,338	2,337,268

Rockwood Service Corporation, Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 1/23/27		4,872	4,871,994

Sabre GLBL, Inc.:

Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 2/22/24		6,504	6,443,409

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 12/17/27		3,355	3,351,201

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 12/17/27		5,348	5,342,013

SITEL Worldwide Corporation:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 8/28/28	EUR	7,075	8,183,811

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 8/28/28		22,400	22,464,400

Skopima Merger Sub, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 5/12/28		12,150	12,112,031

Sotheby’s, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.50%, Floor 0.50%), 1/15/27		5,495	5,518,166

Speedster Bidco GmbH, Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 3/31/27	EUR	2,550	2,897,826

Spin Holdco, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 3/4/28		40,745	40,917,847

team.blue Finco S.a.r.l.:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 3/27/28	EUR	669	771,240

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 3/27/28	EUR	11,706	13,496,706

Tempo Acquisition, LLC:

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 11/2/26		3,084	3,095,949

Term Loan, 8/31/28(11)		1,200	1,203,000

TK Elevator Topco GmbH, Term Loan, 3.625%, (3 mo. EURIBOR + 3.625%), 7/29/27	EUR	12,100	13,927,857

TPG VIII Elf Purchaser, LLC, Term Loan, 11/6/28(11)		5,550	5,548,268

TTF Holdings, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 3/24/28		4,137	4,147,718

West Corporation, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 10/10/24		4,388	4,305,211

WEX, Inc., Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 3/31/28		4,428	4,411,974

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Zephyr Bidco Limited:

Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), 7/23/25	EUR	5,025	$5,814,145

Term Loan, 4.865%, (1 mo. GBP LIBOR + 4.75%), 7/23/25	GBP	8,725	11,872,508

			$720,323,531

Cable and Satellite Television — 3.9%

Altice France S.A.:

Term Loan, 3.811%, (3 mo. USD LIBOR + 3.69%), 1/31/26		10,695	$10,607,235

Term Loan, 4.124%, (3 mo. USD LIBOR + 4.00%), 8/14/26		10,466	10,445,488

Charter Communications Operating, LLC, Term Loan, 1.84%, (1 mo. USD LIBOR + 1.75%), 2/1/27		12,057	11,987,047

CSC Holdings, LLC:

Term Loan, 2.34%, (1 mo. USD LIBOR + 2.25%), 7/17/25		44,091	43,172,171

Term Loan, 2.34%, (1 mo. USD LIBOR + 2.25%), 1/15/26		5,707	5,604,798

LCPR Loan Financing, LLC, Term Loan, 3.84%, (1 mo. USD LIBOR + 3.75%), 10/15/28		1,800	1,805,625

Numericable Group S.A.:

Term Loan, 2.878%, (3 mo. USD LIBOR + 2.75%), 7/31/25		17,295	17,033,060

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 7/31/25	EUR	6,307	7,108,745

Telenet Financing USD, LLC, Term Loan, 2.09%, (1 mo. USD LIBOR + 2.00%), 4/30/28		38,225	37,740,613

Telenet International Finance S.a.r.l., Term Loan, 2.25%, (6 mo. EURIBOR + 2.25%), 4/30/29	EUR	6,565	7,465,816

UPC Broadband Holding B.V.:

Term Loan, 2.34%, (1 mo. USD LIBOR + 2.25%), 4/30/28		8,800	8,712,000

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 4/30/29	EUR	3,150	3,586,779

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 1/31/29	EUR	15,150	17,427,197

UPC Financing Partnership, Term Loan, 3.09%, (1 mo. USD LIBOR + 3.00%), 1/31/29		31,775	31,675,703

Virgin Media Bristol, LLC:

Term Loan, 2.59%, (1 mo. USD LIBOR + 2.50%), 1/31/28		44,255	43,871,227

Term Loan, 3.34%, (1 mo. USD LIBOR + 3.25%), 1/31/29		500	500,469

Virgin Media Ireland Limited, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 7/15/29	EUR	12,500	14,383,398

30	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

Virgin Media SFA Finance Limited:

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 1/31/29	EUR	13,800	$15,712,405

Term Loan, 3.321%, (1 mo. GBP LIBOR + 3.25%), 1/15/27	GBP	9,825	13,262,997

Ziggo B.V., Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 1/31/29	EUR	20,000	22,887,595

			$324,990,368

Chemicals and Plastics — 5.4%

Aruba Investments, Inc.:

Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 11/24/27	EUR	4,254	$4,932,556

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 11/24/27		6,269	6,295,925

Atotech B.V.:

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 3/18/28	EUR	2,975	3,425,130

Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 3/18/28		13,766	13,763,779

Axalta Coating Systems US Holdings, Inc., Term Loan, 1.881%, (3 mo. USD LIBOR + 1.75%), 6/1/24		17,594	17,581,708

Caldic B.V.:

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 7/18/24	EUR	500	568,969

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 7/18/24	EUR	2,266	2,579,099

Charter NEX US, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/1/27		12,369	12,416,565

Chemours Company (The), Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), 4/3/25	EUR	5,654	6,478,651

CPC Acquisition Corp., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/29/27		20,000	19,995,340

Ferro Corporation:

Term Loan, 2.381%, (3 mo. USD LIBOR + 2.25%), 2/14/24		1,516	1,515,509

Term Loan, 2.381%, (3 mo. USD LIBOR + 2.25%), 2/14/24		1,617	1,616,388

Term Loan, 2.381%, (3 mo. USD LIBOR + 2.25%), 2/14/24		1,652	1,651,527

Flint Group GmbH:

Term Loan, 5.00%, (3mo. EURIBOR + 4.25%, Floor 0.75%), 4.25% cash, 0.75% PIK, 9/21/23	EUR	1,204	1,393,458

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23		1,930	1,930,891

Borrower/Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Flint Group US, LLC:

Term Loan, 6.00%, (USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23(12)		2,890	$2,875,830

Term Loan, 6.00%, (USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23(12)		11,673	11,680,305

Gemini HDPE, LLC, Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 12/31/27		6,214	6,222,799

GEON Performance Solutions, LLC, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 8/18/28		2,000	2,017,500

Groupe Solmax, Inc., Term Loan, 5.50%, (USD LIBOR + 4.75%, Floor 0.75%), 5/29/28(12)		12,201	12,242,947

Hexion, Inc., Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 7/1/26	EUR	5,506	6,390,653

Illuminate Buyer, LLC, Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 6/30/27		13,795	13,777,609

INEOS 226 Limited, Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), 1/29/26	EUR	30,000	34,443,721

INEOS Enterprises Holdings II Limited, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 8/31/26	EUR	2,325	2,689,589

INEOS Enterprises Holdings US Finco, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 8/28/26		2,497	2,505,253

INEOS Finance PLC, Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), 4/1/24	EUR	7,961	9,167,725

INEOS Styrolution US Holding, LLC, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 1/29/26		21,396	21,423,120

INEOS US Finance, LLC, Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 4/1/24		798	794,935

Kraton Polymers, LLC, Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), 3/5/25	EUR	526	606,727

Lonza Group AG:

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 7/3/28	EUR	7,875	9,077,181

Term Loan, 4.75%, (6 mo. USD LIBOR + 4.00%, Floor 0.75%), 7/3/28		17,987	18,039,064

LSF11 Skyscraper Holdco S.a.r.l.:

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 9/29/27	EUR	13,775	15,832,909

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 9/29/27		5,647	5,666,074

Messer Industries GmbH:

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), 3/1/26	EUR	2,582	2,968,738

Term Loan, 2.631%, (3 mo. USD LIBOR + 2.50%), 3/1/26		6,719	6,683,097

Minerals Technologies, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 2/14/24		11,049	11,076,896

31	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Momentive Performance Materials, Inc., Term Loan, 3.34%, (1 mo. USD LIBOR + 3.25%), 5/15/24		1,125	$1,124,938

Orion Engineered Carbons GmbH:

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), 9/24/28	EUR	1,250	1,449,215

Term Loan, 2.75%, (3 mo. USD LIBOR + 2.25%, Floor 0.50%), 9/24/28		4,950	4,980,938

PMHC II, Inc., Term Loan, 4.50%, (12 mo. USD LIBOR + 3.50%, Floor 1.00%), 3/31/25		14,075	14,004,815

PQ Corporation, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 6/9/28		25,785	25,806,854

Pregis TopCo Corporation:

Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 7/31/26		2,382	2,389,463

Term Loan, 4.50%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 7/31/26		1,650	1,657,735

Pretium PKG Holdings, Inc.:

Term Loan, 4.50%, (6 mo. USD LIBOR + 4.00%, Floor 0.50%), 10/2/28		7,875	7,903,437

Term Loan - Second Lien, 7.25%, (6 mo. USD LIBOR + 6.75%, Floor 0.50%), 10/1/29		4,600	4,646,000

Rohm Holding GmbH:

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 7/31/26	EUR	2,350	2,719,485

Term Loan, 4.904%, (6 mo. USD LIBOR + 4.75%), 7/31/26		19,084	19,144,106

Solenis Holdings, LLC:

Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), 6/26/25	EUR	2,084	2,410,319

Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 6/26/25		21,420	21,438,827

Spectrum Holdings III Corp., Term Loan, 1/31/25(11)		5,588	5,454,938

Starfruit Finco B.V., Term Loan, 2.839%, (1 mo. USD LIBOR + 2.75%), 10/1/25		8,826	8,772,818

Trinseo Materials Operating S.C.A., Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 5/3/28		8,579	8,538,824

Tronox Finance, LLC, Term Loan, 2.368%, (USD LIBOR + 2.25%), 3/13/28(12)		14,999	14,892,601

W.R. Grace & Co. Conn., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 9/22/28		13,950	14,009,288

			$453,672,768

Clothing / Textiles — 0.1%

Samsonite International S.A., Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 4/25/25		4,524	$4,415,443

			$4,415,443

Borrower/Description		Principal Amount* (000’s omitted)	Value

Conglomerates — 0.1%

Penn Engineering & Manufacturing Corp., Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 6/27/24		1,679	$1,683,376

Spectrum Brands, Inc., Term Loan, 2.50%, (3 mo. USD LIBOR + 2.00%, Floor 0.50%), 3/3/28		4,975	4,969,403

			$6,652,779

Containers and Glass Products — 2.4%

Berlin Packaging, LLC, Term Loan, 4.25%, (USD LIBOR + 3.75%, Floor 0.50%), 3/11/28(12)		11,400	$11,426,129

Berry Global, Inc., Term Loan, 1.836%, (1 mo. USD LIBOR + 1.75%), 7/1/26		11,156	11,093,293

BWAY Holding Company, Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 4/3/24		11,044	10,769,523

Flex Acquisition Company, Inc.:

Term Loan, 3.13%, (3 mo. USD LIBOR + 3.00%), 6/29/25		3,844	3,819,409

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 2/23/28		40,492	40,431,752

Kouti B.V., Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 7/1/28	EUR	35,025	40,412,979

Libbey Glass, Inc., Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 11/13/25		10,649	11,070,391

Proampac PG Borrower, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/3/25		22,205	22,265,607

Reynolds Group Holdings, Inc.:

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 2/5/26		12,605	12,544,676

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 9/20/28		12,475	12,459,406

TricorBraun Holdings, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 3/3/28		5,263	5,240,379

Trident TPI Holdings, Inc.:

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), 10/17/24		12,518	12,520,906

Term Loan, 3.007%, (3 mo. USD LIBOR + 4.00%, Floor 0.50%), 9/15/28(10)		1,158	1,162,212

Term Loan, 4.50%, (3 mo. USD LIBOR + 4.00%, Floor 0.50%), 9/15/28		8,167	8,193,597

			$203,410,259

Cosmetics / Toiletries — 0.1%

Kronos Acquisition Holdings, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 12/22/26		12,534	$12,207,641

			$12,207,641

32	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Drugs — 4.3%

Aenova Holding GmbH, Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), 3/6/26	EUR	4,075	$4,735,431

Akorn, Inc., Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), 10/1/25		9,304	9,373,679

Alkermes, Inc., Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 3/12/26		12,963	12,930,348

Amneal Pharmaceuticals, LLC, Term Loan, 3.625%, (1 mo. USD LIBOR + 3.50%), 5/4/25		27,659	27,464,264

Bausch Health Companies, Inc., Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 6/2/25		30,888	30,856,299

Cambrex Corporation, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 12/4/26		6,117	6,130,168

Catalent Pharma Solutions, Inc., Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 2/22/28		10,139	10,167,310

Curia Global, Inc., Term Loan, 4.50%, (USD LIBOR + 3.75%, Floor 0.75%), 8/30/26(12)		15,608	15,640,216

Elanco Animal Health Incorporated, Term Loan, 1.832%, (1 mo. USD LIBOR + 1.75%), 8/1/27		6,360	6,311,869

Grifols Worldwide Operations USA, Inc., Term Loan, 2.073%, (1 week USD LIBOR + 2.00%), 11/15/27		36,090	35,623,663

Horizon Therapeutics USA, Inc.:

Term Loan, 2.37%, (1 mo. USD LIBOR + 2.25%), 5/22/26		13,469	13,443,293

Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 3/15/28		18,756	18,733,975

Jazz Financing Lux S.a.r.l., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 5/5/28		16,958	16,999,894

Mallinckrodt International Finance S.A.:

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.25%, Floor 0.75%), 9/24/24		51,966	48,544,973

Term Loan, 6.25%, (1 mo. USD LIBOR + 5.50%, Floor 0.75%), 2/24/25		14,058	13,118,007

Nidda Healthcare Holding AG:

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 8/21/26	EUR	3,625	4,141,546

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 8/21/26	EUR	6,425	7,353,026

PPD, Inc., Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 1/13/28		61,093	61,066,241

Recipharm AB, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/17/28	EUR	15,275	17,499,860

			$360,134,062

Ecological Services and Equipment — 0.4%

Clean Harbors, Inc., Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 10/8/28		6,050	$6,060,261

Borrower/Description		Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment (continued)

EnergySolutions, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 5/9/25		18,883	$18,907,007

GFL Environmental, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 5/30/25		571	572,471

TruGreen Limited Partnership, Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 11/2/27		5,037	5,049,530

US Ecology Holdings, Inc., Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 11/1/26		3,046	3,042,260

			$33,631,529

Electronics / Electrical — 22.1%

Applied Systems, Inc.:

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 9/19/24		59,631	$59,638,536

Term Loan - Second Lien, 6.25%, (3 mo. USD LIBOR + 5.50%, Floor 0.75%), 9/19/25		3,957	4,021,921

Aptean, Inc.:

Term Loan, 4.337%, (1 mo. USD LIBOR + 4.25%), 4/23/26		23,098	23,080,269

Term Loan - Second Lien, 7.75%, (1 mo. USD LIBOR + 7.00%, Floor 0.75%), 4/23/27		6,500	6,483,750

AQA Acquisition Holding, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.25%, Floor 0.50%), 3/3/28		2,993	3,003,722

Astra Acquisition Corp.:

Term Loan, 10/25/28(11)		23,950	23,381,187

Term Loan - Second Lien, 10/22/29(11)		22,000	21,780,000

Banff Merger Sub, Inc.:

Term Loan, 3.881%, (3 mo. USD LIBOR + 3.75%), 10/2/25		47,385	47,128,904

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 10/2/25	EUR	16,035	18,575,540

Term Loan - Second Lien, 6.00%, (3 mo. USD LIBOR + 5.50%, Floor 0.50%), 2/27/26		11,450	11,619,368

Barracuda Networks, Inc.:

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/12/25		1,911	1,915,875

Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), 10/30/28		6,100	6,178,794

Buzz Merger Sub, Ltd.:

Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 1/29/27		4,849	4,821,628

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 1/29/27		549	549,184

Celestica, Inc.:

Term Loan, 2.212%, (1 mo. USD LIBOR + 2.13%), 6/27/25		4,072	4,056,686

Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 6/27/25		2,799	2,795,002

33	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

CentralSquare Technologies, LLC, Term Loan, 3.881%, (3 mo. USD LIBOR + 3.75%), 8/29/25		17,210	$16,108,961

Cloudera, Inc.:

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/8/28		34,450	34,439,252

Term Loan - Second Lien, 6.50%, (1 mo. USD LIBOR + 6.00%, Floor 0.50%), 10/8/29		9,450	9,485,437

CommScope, Inc., Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 4/6/26		19,504	19,269,234

Concorde Midco, Ltd., Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 3/1/28	EUR	4,675	5,411,898

ConnectWise, LLC, Term Loan, 9/29/28(11)		13,000	13,001,157

Constant Contact, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 2/10/28		18,139	18,133,525

Cornerstone OnDemand, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/16/28		17,250	17,228,437

CPI International, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 7/26/24		14,142	14,170,335

Creation Technologies, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.50%, Floor 0.50%), 10/5/28		12,625	12,577,656

Cvent, Inc., Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 11/29/24		12,030	11,997,939

DEI Sales, Inc., Term Loan, 6.25%, (1 mo. USD LIBOR + 5.50%, Floor 0.75%), 4/23/28		2,981	2,968,207

Delta TopCo, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/1/27		16,854	16,850,618

DG Investment Intermediate Holdings 2, Inc.:

Term Loan, 4.442%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/31/28(10)		691	693,719

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/31/28		3,299	3,311,875

E2open, LLC, Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 2/4/28		16,378	16,408,729

ECI Macola Max Holding, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/9/27		18,129	18,178,526

Electro Rent Corporation, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 1/31/24		23,393	23,490,303

Energizer Holdings, Inc., Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 12/22/27		9,113	9,107,499

Epicor Software Corporation:

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 7/30/27		59,192	59,213,694

Term Loan - Second Lien, 8.75%, (1 mo. USD LIBOR + 7.75%, Floor 1.00%), 7/31/28		7,650	7,869,937

EXC Holdings III Corp.:

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 12/2/24	EUR	1,684	1,945,920

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 12/2/24		4,519	4,535,048

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Finastra USA, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/13/24		61,992	$61,742,167

Fiserv Investment Solutions, Inc., Term Loan, 4.155%, (3 mo. USD LIBOR + 4.00%), 2/18/27		5,752	5,766,568

Gainwell Acquisition Corp., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/1/27		61,400	61,649,135

Go Daddy Operating Company, LLC:

Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 2/15/24		53,614	53,285,891

Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 8/10/27		9,998	9,940,117

Hyland Software, Inc.:

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 7/1/24		56,837	56,996,542

Term Loan - Second Lien, 7.00%, (1 mo. USD LIBOR + 6.25%, Floor 0.75%), 7/7/25		7,940	8,039,380

IGT Holding IV AB, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 3/31/28		6,169	6,184,422

Imperva, Inc., Term Loan, 1/12/26(11)		5,013	5,022,564

Imprivata, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 12/1/27		12,987	13,010,920

Informatica, LLC, Term Loan, 10/27/28(11)		34,850	34,806,437

LogMeIn, Inc., Term Loan, 4.833%, (1 mo. USD LIBOR + 4.75%), 8/31/27		25,930	25,923,650

MA FinanceCo., LLC:

Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 6/21/24		3,844	3,816,500

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 6/5/25	EUR	6,386	7,458,633

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/5/25		15,966	16,112,812

MACOM Technology Solutions Holdings, Inc., Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 5/17/24		1,630	1,624,794

Magenta Buyer, LLC:

Term Loan, 5.75%, (3 mo. USD LIBOR + 5.00%, Floor 0.75%), 7/27/28		57,067	57,061,246

Term Loan - Second Lien, 9.00%, (3 mo. USD LIBOR + 8.25%, Floor 0.75%), 7/27/29		17,275	17,174,235

Marcel LUX IV S.a.r.l.:

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 3/15/26		1,740	1,744,615

Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), 3/16/26	EUR	3,350	3,875,825

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/31/27		910	912,250

Mavenir Systems, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.75%, Floor 0.50%), 8/13/28		5,725	5,756,012

34	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Maverick Bidco, Inc.:

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 5/18/28		9,650	$9,660,856

Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), 5/18/29		3,325	3,358,250

MaxLinear, Inc., Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 6/23/28		8,060	8,037,335

Mirion Technologies, Inc., Term Loan, 10/20/28(11)		9,100	9,088,625

MKS Instruments, Inc.:

Term Loan, 10/21/28(11)	EUR	5,325	6,178,783

Term Loan, 10/21/28(11)		53,600	53,579,042

N-Able International Holdings II, LLC, Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 7/19/28		4,450	4,458,344

NCR Corporation, Term Loan, 2.63%, (3 mo. USD LIBOR + 2.50%), 8/28/26		9,091	8,943,696

Nobel Bidco B.V., Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 6/10/28	EUR	12,550	14,453,394

Panther Commercial Holdings L.P., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.50%, Floor 0.50%), 1/7/28		23,563	23,666,308

PointClickCare Technologies, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), 12/29/27		5,174	5,174,000

Polaris Newco, LLC:

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 6/2/28	EUR	9,350	10,813,333

Term Loan, 4.50%, (3 mo. USD LIBOR + 4.00%, Floor 0.50%), 6/2/28		28,630	28,731,980

Poseidon Intermediate, LLC, Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 8/18/25		2,918	2,923,065

Proofpoint, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 8/31/28		28,200	28,118,925

ProQuest, LLC, Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 10/23/26		23,743	23,744,630

Rackspace Technology Global, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), 2/15/28		12,587	12,515,950

RealPage, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/24/28		46,550	46,496,654

Recorded Books, Inc., Term Loan, 4.083%, (1 mo. USD LIBOR + 4.00%), 8/29/25		9,258	9,272,986

Redstone Holdco 2 L.P., Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 4/27/28		18,600	18,030,375

Renaissance Holding Corp.:

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 5/30/25		1,042	1,033,613

Term Loan - Second Lien, 7.087%, (1 mo. USD LIBOR + 7.00%), 5/29/26		3,175	3,193,853

Borrower/Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Seattle Spinco, Inc., Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 6/21/24	25,956	$25,773,766

Skillsoft Corporation, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 6/30/28	7,850	7,923,594

SolarWinds Holdings, Inc., Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 2/5/24	69,155	68,334,235

Sophia L.P., Term Loan, 3.635%, (3 mo. USD LIBOR + 3.50%), 10/7/27	10,176	10,201,051

Sovos Compliance, LLC:

Term Loan, 2.25%, 8/11/28(10)	1,671	1,683,492

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.50%, Floor 0.50%), 8/11/28	9,679	9,748,592

SS&C European Holdings S.a.r.l., Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 4/16/25	5,343	5,294,248

SS&C Technologies, Inc.:

Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 4/16/25	5,131	5,091,231

Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 4/16/25	7,032	6,967,391

SurveyMonkey, Inc., Term Loan, 3.83%, (1 week USD LIBOR + 3.75%), 10/10/25	10,935	10,914,554

Symplr Software, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.50%, Floor 0.75%), 12/22/27	5,148	5,172,584

Synaptics Incorporated, Term Loan, 10/21/28(11)	5,225	5,238,062

Tibco Software, Inc.:

Term Loan, 3.84%, (1 mo. USD LIBOR + 3.75%), 6/30/26	37,229	36,610,093

Term Loan, 6/30/26(11)	10,175	10,031,919

Term Loan - Second Lien, 7.34%, (1 mo. USD LIBOR + 7.25%), 3/3/28	13,275	13,343,446

TTM Technologies, Inc., Term Loan, 2.582%, (1 mo. USD LIBOR + 2.50%), 9/28/24	6,035	6,035,222

Turing Midco, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 3/23/28	5,186	5,192,260

Uber Technologies, Inc.:

Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 4/4/25	43,624	43,678,952

Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 2/25/27	14,435	14,455,309

Ultimate Software Group, Inc. (The):

Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 5/4/26	25,433	25,509,313

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 5/4/26	51,840	52,002,124

Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), 5/3/27	2,350	2,398,958

Ultra Clean Holdings, Inc., Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 8/27/25	15,478	15,529,092

35	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Valkyr Purchaser, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/29/27		6,343	$6,358,983

Verifone Systems, Inc., Term Loan, 4.129%, (3 mo. USD LIBOR + 4.00%), 8/20/25		18,810	18,450,504

Verisure Holding AB, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 3/27/28	EUR	11,550	13,270,620

Veritas US, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/1/25		23,540	23,657,629

Vision Solutions, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 4/24/28		27,350	27,367,094

VS Buyer, LLC, Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 2/28/27		17,652	17,620,682

Zebra Buyer, LLC, Term Loan, 4/21/28(11)		3,500	3,512,761

			$1,862,174,745

Equipment Leasing — 0.9%

Avolon TLB Borrower 1 (US), LLC:

Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), 1/15/25		23,925	$23,926,086

Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 12/1/27		15,781	15,820,202

Boels Topholding B.V., Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/6/27	EUR	8,800	10,151,609

Delos Finance S.a.r.l., Term Loan, 1.881%, (3 mo. USD LIBOR + 1.75%), 10/6/23		15,593	15,592,500

Fly Funding II S.a.r.l., Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), 10/8/25		10,284	10,322,314

			$75,812,711

Farming / Agriculture — 0.1%

Alltech, Inc., Term Loan, 10/13/28(11)		8,075	$8,095,188

			$8,095,188

Financial Intermediaries — 3.4%

Apex Group Treasury, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 7/27/28		6,226	$6,238,004

Aretec Group, Inc., Term Loan, 4.337%, (1 mo. USD LIBOR + 4.25%), 10/1/25		26,051	26,051,040

Citco Funding, LLC, Term Loan, 2.657%, (3 mo. USD LIBOR + 2.50%), 9/28/23		17,324	17,302,190

CoreLogic, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 6/2/28		57,600	57,672,000

Ditech Holding Corporation, Term Loan, 0.00%, 6/30/22(13)		18,677	3,735,306

Edelman Financial Center, LLC, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 4/7/28		21,578	21,603,233

Borrower/Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

EIG Management Company, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/22/25	2,726	$2,726,125

FinCo I, LLC, Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 6/27/25	8,920	8,902,315

Focus Financial Partners, LLC:

Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 7/3/24	22,715	22,610,804

Term Loan, 2.50%, 6/24/28(10)	2,077	2,070,289

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/1/28	8,976	8,948,825

Franklin Square Holdings, L.P., Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 8/1/25	6,620	6,587,130

Greenhill & Co., Inc., Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 4/12/24	5,728	5,720,650

GreenSky Holdings, LLC:

Term Loan, 3.375%, (1 mo. USD LIBOR + 3.25%), 3/31/25	11,465	11,435,993

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 3/29/25	4,320	4,320,313

Guggenheim Partners, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), 7/21/23	32,982	33,011,688

HighTower Holdings, LLC:

Term Loan, 4/21/28(11)	200	200,600

Term Loan, 4/21/28(11)	800	802,400

LPL Holdings, Inc., Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 11/12/26	19,552	19,372,514

Mariner Wealth Advisors, LLC:

Term Loan, 1.625%, 8/18/28(10)	775	773,063

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 8/18/28	5,425	5,411,438

Victory Capital Holdings, Inc., Term Loan, 2.376%, (3 mo. USD LIBOR + 2.25%), 7/1/26	10,812	10,781,677

Walker & Dunlop, Inc., Term Loan, 10/13/28(11)	14,225	14,229,438

		$290,507,035

Food Products — 2.4%

8th Avenue Food & Provisions, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 10/1/25	7,400	$7,381,500

Badger Buyer Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 9/30/24	9,695	9,506,796

Froneri International, Ltd., Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 1/29/27	21,379	21,116,152

H Food Holdings, LLC:

Term Loan, 3.774%, (1 mo. USD LIBOR + 3.69%), 5/23/25	11,508	11,468,774

Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 5/23/25	6,200	6,202,012

36	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)

HLF Financing S.a.r.l., Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 8/18/25		23,719	$23,638,678

JBS USA LUX S.A., Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 5/1/26		54,740	54,619,849

Monogram Food Solutions, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 8/28/28		6,650	6,670,781

Nomad Foods Europe Midco Limited, Term Loan, 2.374%, (3 mo. USD LIBOR + 2.25%), 5/15/24		18,743	18,651,209

Shearer’s Foods, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 9/23/27		3,539	3,539,073

Simply Good Foods USA, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 7/7/24		2,855	2,875,525

Sunshine Investments B.V.:

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 3/28/25	EUR	10,618	12,186,166

Term Loan, 3.568%, (3 mo. GBP LIBOR + 3.50%), 3/28/25	GBP	750	1,022,724

United Petfood Group B.V., Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 4/23/28	EUR	6,525	7,498,110

UTZ Quality Foods, LLC, Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 1/20/28		2,285	2,284,446

Valeo F1 Company Limited (Ireland):

Term Loan, 6/28/28(11)	GBP	3,000	4,096,669

Term Loan, 6/30/28(11)	EUR	9,450	10,914,815

			$203,673,279

Food Service — 1.7%

1011778 B.C. Unlimited Liability Company, Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 11/19/26		48,768	$47,890,217

Ai Aqua Merger Sub, Inc.:

Term Loan, 7/31/28(11)		1,100	1,104,470

Term Loan, 7/31/28(11)		8,796	8,835,757

Ali Group S.R.L., Term Loan, 10/12/28(11)		20,350	20,225,987

IRB Holding Corp.:

Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 2/5/25(12)		7,142	7,135,326

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 12/15/27		31,598	31,640,659

Sovos Brands Intermediate, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 6/8/28		6,798	6,818,759

US Foods, Inc., Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 6/27/23		19,047	18,953,655

			$142,604,830

Borrower/Description		Principal Amount* (000’s omitted)	Value

Food / Drug Retailers — 0.2%

L1R HB Finance Limited:

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), 9/2/24	EUR	8,523	$9,285,722

Term Loan, 5.326%, (3 mo. GBP LIBOR + 5.25%), 9/2/24	GBP	6,773	8,639,447

			$17,925,169

Forest Products — 0.3%

Clearwater Paper Corporation, Term Loan, 3.125%, (1 mo. USD LIBOR + 3.00%), 7/26/26		1,212	$1,212,312

Journey Personal Care Corp., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/1/28		18,865	18,818,056

Neenah, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 4/6/28		3,965	3,970,019

			$24,000,387

Health Care — 10.8%

Accelerated Health Systems, LLC, Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 10/31/25		5,238	$5,218,691

ADMI Corp.:

Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 4/30/25		5,366	5,310,576

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 12/23/27		5,600	5,604,374

AEA International Holdings (Lux) S.a.r.l., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 9/7/28		12,900	12,948,375

athenahealth, Inc., Term Loan, 4.377%, (3 mo. USD LIBOR + 4.25%), 2/11/26		25,845	25,954,435

Avantor Funding, Inc.:

Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 11/21/24		4,140	4,142,391

Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 11/8/27		7,033	7,036,266

Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), 6/12/28	EUR	21,746	25,128,821

Bayou Intermediate II, LLC, Term Loan, 5.25%, (3 mo. USD LIBOR + 4.50%, Floor 0.75%), 8/2/28		9,075	9,109,031

Biogroup-LCD, Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/28/28	EUR	2,000	2,303,066

BW NHHC Holdco, Inc., Term Loan, 5.124%, (3 mo. USD LIBOR + 5.00%), 5/15/25		14,846	13,164,470

CAB, Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 2/9/28	EUR	7,850	9,076,868

Cano Health, LLC, Term Loan, 5.25%, (3 mo. USD LIBOR + 4.50%, Floor 0.75%), 11/19/27		14,615	14,639,612

37	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

CCRR Parent, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/6/28		4,328	$4,351,242

CeramTec AcquiCo GmbH, Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), 3/7/25	EUR	18,677	21,497,587

Cerba Healthcare S.A.S., Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 5/24/28	EUR	20,800	24,046,168

Certara L.P., Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 8/15/26		9,473	9,478,747

Change Healthcare Holdings, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 3/1/24		12	11,645

CHG Healthcare Services, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 9/29/28		14,125	14,147,558

CryoLife, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/1/27		6,644	6,666,193

Dedalus Finance GmbH, Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 5/4/27	EUR	20,150	23,276,766

Electron BidCo, Inc., Term Loan, 11/1/28(11)		15,025	15,026,878

Elsan S.A.S., Term Loan, 3.50%, (EURIBOR + 3.50%), 6/16/28(12)	EUR	4,150	4,794,070

Ensemble RCM, LLC, Term Loan, 3.878%, (3 mo. USD LIBOR + 3.75%), 8/3/26		15,635	15,678,510

Envision Healthcare Corporation, Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 10/10/25		57,975	48,082,865

eResearchTechnology, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 2/4/27		2,637	2,653,601

GHX Ultimate Parent Corporation, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 6/28/24		9,948	9,969,805

Hanger, Inc., Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 3/6/25		23,037	23,047,785

ICON Luxembourg S.a.r.l.:

Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/3/28		5,009	5,014,492

Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/3/28		20,103	20,126,349

Inovalon Holdings, Inc., Term Loan, 2.875%, (1 mo. USD LIBOR + 2.75%), 4/2/25		12,010	12,011,774

IQVIA, Inc.:

Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 3/7/24		2,533	2,533,872

Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 1/17/25		13,620	13,622,723

IVC Acquisition Ltd.:

Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), 2/13/26	EUR	6,775	7,807,424

Term Loan, 4.30%, (1 mo. GBP SONIA + 4.25%), 2/13/26	GBP	1,050	1,434,797

Term Loan, 2/13/26(11)	EUR	20,825	24,100,780

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

MDVIP, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/16/28		3,700	$3,710,404

Medical Solutions, LLC:

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 6/14/24		5,461	5,471,967

Term Loan, 10/7/28(11)		15,876	15,908,244

Term Loan, 11/1/28(11)		3,024	3,030,142

Term Loan - Second Lien, 10/1/29(11)		6,500	6,500,000

Medline Industries, Inc., Term Loan, 10/23/28(11)		22,525	22,568,248

Mehilainen Yhtiot Oy, Term Loan, 3.625%, (3 mo. EURIBOR + 3.625%), 8/11/25	EUR	4,975	5,747,516

Midwest Physician Administrative Services, LLC, Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/12/28		4,577	4,561,626

National Mentor Holdings, Inc.:

Term Loan, 3.75%, 3/2/28(10)		950	945,163

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/2/28		645	641,223

Term Loan, 4.50%, (USD LIBOR + 3.75%, Floor 0.75%), 3/2/28(12)		20,416	20,311,395

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 7.25%, Floor 0.75%), 3/2/29		6,475	6,511,422

Navicure, Inc., Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 10/22/26		22,527	22,576,122

Option Care Health, Inc., Term Loan, 10/27/28(11)		5,500	5,500,000

Ortho-Clinical Diagnostics S.A.:

Term Loan, 3.08%, (1 mo. USD LIBOR + 3.00%), 6/30/25		20,534	20,549,519

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 6/30/25	EUR	3,857	4,469,090

Pacific Dental Services, LLC, Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 5/5/28		5,212	5,234,740

Padagis, LLC, Term Loan, 5.25%, (3 mo. USD LIBOR + 4.75%, Floor 0.50%), 7/6/28		9,300	9,329,062

Parexel International Corporation, Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 9/27/24		1,290	1,288,843

PetVet Care Centers, LLC, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 2/14/25		5,783	5,790,623

Phoenix Guarantor, Inc.:

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 3/5/26		21,055	20,936,296

Term Loan, 3.585%, (1 mo. USD LIBOR + 3.50%), 3/5/26		12,549	12,479,719

Press Ganey Holdings, Inc., Term Loan, 4.50%, (USD LIBOR + 3.75%, Floor 0.75%), 7/24/26(12)		2,494	2,504,660

Project Ruby Ultimate Parent Corp., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/3/28		13,159	13,160,928

38	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Radiology Partners, Inc., Term Loan, 4.334%, (1 mo. USD LIBOR + 4.25%), 7/9/25		38,576	$38,583,733

Radnet Management, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), 4/21/28		14,564	14,557,005

Ramsay Generale de Sante S.A., Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 4/22/27	EUR	9,900	11,441,721

Select Medical Corporation, Term Loan, 2.34%, (1 mo. USD LIBOR + 2.25%), 3/6/25		37,393	37,238,657

Signify Health, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 6/22/28		3,700	3,695,375

Sotera Health Holdings, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 12/11/26		5,125	5,112,187

Sound Inpatient Physicians, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 6/27/25		2,618	2,618,029

Sunshine Luxembourg VII S.a.r.l., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 10/1/26		18,802	18,880,122

Surgery Center Holdings, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 8/31/26		29,061	29,162,235

Synlab Bondco PLC, Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	2,600	2,991,083

Team Health Holdings, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 2/6/24		6,901	6,588,785

U.S. Anesthesia Partners, Inc., Term Loan, 4.75%, (6 mo. USD LIBOR + 4.25%, Floor 0.50%), 10/1/28		26,100	26,129,362

US Radiology Specialists, Inc., Term Loan, 6.25%, (3 mo. USD LIBOR + 5.50%, Floor 0.75%), 12/10/27		11,615	11,672,159

Verscend Holding Corp., Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 8/27/25		28,376	28,461,504

			$905,877,516

Home Furnishings — 1.5%

ACProducts, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.25%, Floor 0.50%), 5/17/28		20,794	$20,756,331

Conair Holdings, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 5/17/28		26,575	26,612,364

Mattress Firm, Inc., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 9/25/28		18,475	18,420,148

Serta Simmons Bedding, LLC:

Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 8/10/23		14,021	14,230,833

Term Loan - Second Lien, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 8/10/23		46,344	43,814,852

			$123,834,528

Borrower/Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment — 5.8%

AI Alpine AT Bidco GmbH, Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 10/31/25	EUR	6,125	$6,940,858

Albion Financing 3 S.a.r.l., Term Loan, 8/17/26(11)		20,350	20,248,250

Alliance Laundry Systems, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 10/8/27		14,735	14,787,154

Altra Industrial Motion Corp., Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 10/1/25		6,349	6,325,303

American Trailer World Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/3/28		15,810	15,757,015

Apex Tool Group, LLC, Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%, Floor 1.25%), 8/1/24		25,865	25,922,868

CFS Brands, LLC, Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 3/20/25		6,634	6,559,504

Clark Equipment Company:

Term Loan, 1.966%, (3 mo. USD LIBOR + 1.84%), 5/18/24		12,974	12,904,615

Term Loan, 2.381%, (3 mo. USD LIBOR + 2.25%), 5/18/24		5,224	5,210,691

CPM Holdings, Inc., Term Loan, 3.582%, (1 mo. USD LIBOR + 3.50%), 11/17/25		12,563	12,521,778

Delachaux Group S.A.:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 4/16/26	EUR	2,610	3,020,554

Term Loan, 4.628%, (3 mo. USD LIBOR + 4.50%), 4/16/26		5,782	5,771,159

DexKo Global, Inc.:

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 9/22/28	EUR	3,604	4,164,307

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 9/22/28	EUR	6,931	8,007,862

Term Loan, 0.00%, 10/4/28(10)	EUR	1,115	1,288,495

Term Loan, 0.00%, 10/4/28(10)		2,316	2,318,895

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/4/28		12,159	12,174,199

DXP Enterprises, Inc., Term Loan, 5.75%, (1 mo. USD LIBOR + 4.75%, Floor 1.00%), 12/16/27		5,211	5,215,513

Dynacast International, LLC:

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 7/22/25		15,500	15,538,302

Term Loan, 10.25%, (3 mo. USD LIBOR + 9.25%, Floor 1.00%), 10/22/25		2,986	3,075,436

Engineered Machinery Holdings, Inc.:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 5/5/28	EUR	12,125	14,002,482

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 5/19/28		22,985	23,054,142

Term Loan - Second Lien, 6.75%, (3 mo. USD LIBOR + 6.00%, Floor 0.75%), 5/21/29		2,000	2,020,000

39	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

EWT Holdings III Corp., Term Loan, 2.625%, (1 mo. USD LIBOR + 2.50%), 4/1/28		9,501	$9,451,705

Filtration Group Corporation:

Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 3/29/25		22,893	22,689,713

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 3/29/25	EUR	3,597	4,157,235

Term Loan, 3/29/25(11)		906	908,610

Term Loan, 10/21/28(11)		9,800	9,809,800

GrafTech Finance, Inc., Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 2/12/25		7,190	7,208,817

Granite Holdings US Acquisition Co., Term Loan, 4.131%, (3 mo. USD LIBOR + 4.00%), 9/30/26		17,601	17,593,069

Harsco Corporation, Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 3/10/28		3,865	3,859,275

Hayward Industries, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.50%, Floor 0.50%), 5/12/28		10,773	10,760,493

LTI Holdings, Inc.:

Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 9/6/25		8,242	8,150,469

Term Loan, 4.837%, (3 mo. USD LIBOR + 4.75%), 7/24/26		2,147	2,148,663

Term Loan, 4.837%, (1 mo. USD LIBOR + 4.75%), 7/24/26		2,401	2,405,502

Term Loan, 4.837%, (1 mo. USD LIBOR + 4.75%), 7/24/26		3,569	3,572,153

Madison IAQ, LLC, Term Loan, 3.75%, (6 mo. USD LIBOR + 3.25%, Floor 0.50%), 6/21/28		35,949	35,934,409

Minimax Viking GmbH, Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), 7/31/25	EUR	1,924	2,218,623

Quimper AB, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/16/26	EUR	23,350	26,817,280

Rexnord, LLC, Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 10/4/28		4,400	4,409,350

Robertshaw US Holding Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 2/28/25		20,923	20,275,422

SiteOne Landscape Supply, LLC, Term Loan, 2.50%, (3 mo. USD LIBOR + 2.00%, Floor 0.50%), 3/23/28		4,851	4,856,688

Terex Corporation, Term Loan, 2.75%, (3 mo. USD LIBOR + 2.00%, Floor 0.75%), 1/31/24		3,384	3,383,783

Tiger Acquisition, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 6/1/28		5,461	5,434,983

Titan Acquisition Limited, Term Loan, 3.166%, (3 mo. USD LIBOR + 3.00%), 3/28/25		26,657	26,227,264

Vertical US Newco, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.50%, Floor 0.50%), 7/30/27		12,840	12,876,539

Welbilt, Inc., Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 10/23/25		1,000	997,500

Borrower/Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Zephyr German BidCo GmbH, Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 3/10/28	EUR	10,675	$12,338,756

			$485,315,483

Insurance — 2.3%

Alliant Holdings Intermediate, LLC:

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 5/9/25		3,206	$3,184,444

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 5/9/25		5,645	5,603,684

AmWINS Group, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 2/19/28		36,995	36,789,501

Andromeda Investissements, Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 6/12/26	EUR	2,250	2,579,401

AssuredPartners, Inc., Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 2/12/27		8,376	8,332,836

Asurion, LLC:

Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 11/3/24		2,419	2,404,136

Term Loan, 3.212%, (1 mo. USD LIBOR + 3.13%), 11/3/23		26,950	26,904,633

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 12/23/26		5,518	5,467,140

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 7/31/27		11,691	11,591,383

Term Loan - Second Lien, 5.337%, (1 mo. USD LIBOR + 5.25%), 1/31/28		14,360	14,325,593

Financiere CEP S.A.S., Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), 6/18/27	EUR	1,825	2,121,831

FrontDoor, Inc., Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 6/17/28		973	971,650

Hub International Limited, Term Loan, 2.874%, (3 mo. USD LIBOR + 2.75%), 4/25/25		18,248	18,069,558

NFP Corp., Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 2/15/27		33,267	32,946,339

Ryan Specialty Group, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 9/1/27		7,796	7,818,173

USI, Inc.:

Term Loan, 3.131%, (3 mo. USD LIBOR + 3.00%), 5/16/24		6,450	6,410,457

Term Loan, 3.381%, (3 mo. USD LIBOR + 3.25%), 12/2/26		7,295	7,251,762

			$192,772,521

Leisure Goods / Activities / Movies — 4.5%

AMC Entertainment Holdings, Inc., Term Loan, 3.085%, (1 mo. USD LIBOR + 3.00%), 4/22/26		17,234	$15,954,025

40	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Amer Sports Oyj, Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), 3/30/26	EUR	20,475	$23,690,234

Bombardier Recreational Products, Inc., Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 5/24/27		35,916	35,483,211

Carnival Corporation:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 6/30/25	EUR	3,060	3,535,267

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 6/30/25		4,154	4,150,071

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.25%, Floor 0.75%), 10/8/28		34,700	34,705,413

City Football Group Limited, Term Loan, 4.00%, (6 mo. USD LIBOR + 3.50%, Floor 0.50%), 7/21/28		15,750	15,671,250

ClubCorp Holdings, Inc., Term Loan, 2.881%, (3 mo. USD LIBOR + 2.75%), 9/18/24		23,884	22,595,596

Creative Artists Agency, LLC, Term Loan, 11/27/26(11)		4,000	3,985,936

Crown Finance US, Inc.:

Term Loan, 3.50%, (6 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/28/25		29,205	24,235,136

Term Loan, 9.25%, (6 mo. USD LIBOR + 8.25%, Floor 1.00%), 5/23/24		3,841	4,153,596

Term Loan, 15.25%, (7.00% cash, 8.25% PIK), 5/23/24(14)		7,297	8,902,547

Delta 2 (LUX) S.a.r.l., Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/1/24		33,056	33,004,060

Etraveli Holding AB, Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 8/2/24	EUR	9,600	11,031,701

Herschend Entertainment Company, LLC, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 8/27/28		4,600	4,623,000

Lindblad Expeditions, Inc.:

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 4.75% cash, 1.25% PIK, 3/27/25		2,161	2,085,329

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 4.75% cash, 1.25% PIK, 3/27/25		8,644	8,341,315

Match Group, Inc., Term Loan, 1.874%, (3 mo. USD LIBOR + 1.75%), 2/13/27		7,625	7,558,281

Playtika Holding Corp., Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 3/13/28		24,585	24,579,556

Sandy BidCo B.V., Term Loan, 6/12/28(11)	EUR	15,608	18,082,770

SeaWorld Parks & Entertainment, Inc., Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 8/25/28		11,150	11,137,222

SRAM, LLC, Term Loan, 3.25%, (USD LIBOR + 2.75%, Floor 0.50%), 5/12/28(12)		2,940	2,940,953

Borrower/Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Steinway Musical Instruments, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 2/14/25		1,451	$1,440,120

Travel Leaders Group, LLC, Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 1/25/24		19,970	18,990,067

UFC Holdings, LLC, Term Loan, 3.50%, (6 mo. USD LIBOR + 2.75%, Floor 0.75%), 4/29/26		31,972	31,831,738

Vue International Bidco PLC, Term Loan, 4.75%, (6 mo. EURIBOR + 4.75%), 7/3/26	EUR	3,433	3,761,493

WMG Acquisition Corp., Term Loan, 2.212%, (1 mo. USD LIBOR + 2.13%), 1/20/28		500	497,987

			$376,967,874

Lodging and Casinos — 2.2%

Aristocrat Technologies, Inc., Term Loan, 1.881%, (3 mo. USD LIBOR + 1.75%), 10/19/24		10,829	$10,772,351

Boyd Gaming Corporation, Term Loan, 2.323%, (1 week USD LIBOR + 2.25%), 9/15/23		982	982,590

Churchill Downs Incorporated, Term Loan, 2.09%, (1 mo. USD LIBOR + 2.00%), 12/27/24		3,369	3,364,539

Golden Nugget, Inc.:

Term Loan, 3.25%, (USD LIBOR + 2.50%, Floor 0.75%), 10/4/23(12)		39,213	39,055,030

Term Loan, 13.00%, (3 mo. USD LIBOR + 12.00%, Floor 1.00%), 10/4/23		1,875	2,048,438

GVC Holdings PLC, Term Loan, 2.25%, (6 mo. EURIBOR + 2.25%), 3/29/24	EUR	21,325	24,444,549

Hilton Grand Vacations Borrower, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 8/2/28		10,100	10,132,825

Oravel Stays Singapore Pte. Ltd., Term Loan, 9.00%, (3 mo. USD LIBOR + 8.25%, Floor 0.75%), 6/23/26		6,035	6,517,665

Playa Resorts Holding B.V., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 4/29/24		21,724	21,247,487

Raptor Acquisition Corp., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 11/1/26		7,614	7,662,790

Sportradar Capital S.a.r.l., Term Loan, 4.25%, (6 mo. EURIBOR + 4.25%), 11/22/27	EUR	4,400	5,109,710

Stars Group Holdings B.V. (The):

Term Loan, 2.381%, (3 mo. USD LIBOR + 2.25%), 7/21/26		26,475	26,407,436

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), 7/21/26	EUR	12,305	14,251,675

Twin River Worldwide Holdings, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 8/6/28		14,325	14,333,065

			$186,330,150

41	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals — 0.3%

American Consolidated Natural Resources, Inc., Term Loan, 17.00%, (3 mo. USD LIBOR + 16.00%, Floor 1.00%), 14.00% cash, 3.00% PIK, 9/16/25		3,273	$3,358,018

Oxbow Carbon, LLC, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), 10/13/25		6,708	6,735,044

Rain Carbon GmbH, Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 1/16/25	EUR	12,950	14,864,165

			$24,957,227

Oil and Gas — 2.2%

Ameriforge Group, Inc.:

Term Loan, 12.57%, (1 mo. USD LIBOR + 13.00%, Floor 1.00%), 12/31/23(10)		2,050	$1,019,994

Term Loan, 14.00%, (3 mo. USD LIBOR + 13.00%, Floor 1.00%), 9.00% cash, 5.00% PIK, 12/31/23		16,167	8,043,134

Apergy Corporation:

Term Loan, 2.625%, (1 mo. USD LIBOR + 2.50%), 5/9/25		1,687	1,681,827

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.00%, Floor 1.00%), 6/3/27		1,828	1,860,880

Buckeye Partners L.P., Term Loan, 2.334%, (1 mo. USD LIBOR + 2.25%), 11/1/26		11,275	11,234,194

Centurion Pipeline Company, LLC:

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 9/29/25		3,379	3,362,540

Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 9/28/25		2,010	1,995,995

CITGO Holding, Inc., Term Loan, 8.00%, (3 mo. USD LIBOR + 7.00%, Floor 1.00%), 8/1/23		2,940	2,930,813

CITGO Petroleum Corporation, Term Loan, 7.25%, (3 mo. USD LIBOR + 6.25%, Floor 1.00%), 3/28/24		28,513	28,659,445

CQP Holdco L.P., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 6/5/28		24,540	24,532,186

Delek US Holdings, Inc.:

Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 3/31/25		4,110	3,997,595

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), 3/31/25		5,171	5,197,106

Gulf Finance, LLC, Term Loan, 6.25%, (USD LIBOR + 5.25%, Floor 1.00%), 8/25/23(12)		1,990	1,923,632

ITT Holdings, LLC, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 7/10/28		7,350	7,340,812

Lealand Finance Company B.V., Term Loan, 4.09%, (1 mo. USD LIBOR + 4.00%), 1.09% cash, 3.00% PIK, 6/30/25		3,232	1,522,139

Borrower/Description		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Matador Bidco S.a.r.l., Term Loan, 4.837%, (1 mo. USD LIBOR + 4.75%), 10/15/26		31,695	$31,802,377

McDermott Technology Americas, Inc., DIP Letter of Credit, 4.475%, 6/28/24(10)		10,000	7,500,000

Oryx Midstream Services Permian Basin, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 10/5/28		10,700	10,673,250

Prairie ECI Acquiror L.P., Term Loan, 4.837%, (1 mo. USD LIBOR + 4.75%), 3/11/26		7,188	6,956,693

QuarterNorth Energy Holding, Inc., Term Loan - Second Lien, 9.00%, (3 mo. USD LIBOR + 8.00%, Floor 1.00%), 8/27/26		7,607	7,654,909

RDV Resources Properties, LLC, Term Loan, 9.50%, (1 mo. USD LIBOR + 8.50%, Floor 1.00%), 3/29/24		3,109	2,300,493

Sunrise Oil & Gas Properties, LLC:

Term Loan, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), 1/17/23		782	771,703

Term Loan - Second Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), 1/17/23		834	822,054

Term Loan - Third Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), 1/17/23		963	949,703

UGI Energy Services, LLC, Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 8/13/26		11,877	11,924,868

			$186,658,342

Packaging & Containers — 0.1%

LABL, Inc., Term Loan, 10/29/28(11)		9,525	$9,481,347

			$9,481,347

Publishing — 0.9%

Adevinta ASA:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 6/26/28	EUR	9,950	$11,517,232

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), 6/26/28		6,459	6,471,930

Alchemy Copyrights, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 3/10/28		4,381	4,391,785

Ascend Learning, LLC:

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 7/12/24		4,616	4,629,271

Term Loan, 7/12/24(11)		7,500	7,503,518

Axel Springer S.E., Term Loan, 5.00%, (3 mo. EURIBOR + 5.00%), 12/18/26	EUR	2,000	2,317,780

Getty Images, Inc.:

Term Loan, 4.587%, (1 mo. USD LIBOR + 4.50%), 2/19/26		23,579	23,638,159

Term Loan, 5.00%, (1 mo. EURIBOR + 5.00%), 2/19/26	EUR	3,724	4,319,807

42	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)

Nielsen Finance, LLC, Term Loan, 2.086%, (1 mo. USD LIBOR + 2.00%), 10/4/23	10,750	$10,750,201

Tweddle Group, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 9/17/23	1,600	1,578,465

		$77,118,148

Radio and Television — 2.0%

Cumulus Media New Holdings, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 3/31/26	3,102	$3,104,870

Diamond Sports Group, LLC, Term Loan, 3.34%, (1 mo. USD LIBOR + 3.25%), 8/24/26	28,802	15,236,462

Entercom Media Corp., Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 11/18/24	3,993	3,959,723

Entravision Communications Corporation, Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 11/29/24	8,112	8,057,669

Gray Television, Inc.:

Term Loan, 2.582%, (1 mo. USD LIBOR + 2.50%), 1/2/26	3,553	3,537,704

Term Loan, 10/20/28(11)	12,900	12,904,025

Hubbard Radio, LLC, Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), 3/28/25	9,329	9,346,690

iHeartCommunications, Inc.:

Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 5/1/26	1,127	1,119,752

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 5/1/26	3,165	3,176,063

Mission Broadcasting, Inc., Term Loan, 2.582%, (1 mo. USD LIBOR + 2.50%), 5/26/28	4,090	4,089,750

Nexstar Broadcasting, Inc.:

Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 1/17/24	16,930	16,915,645

Term Loan, 2.582%, (1 mo. USD LIBOR + 2.50%), 9/18/26	5,349	5,347,590

Sinclair Television Group, Inc.:

Term Loan, 2.59%, (1 mo. USD LIBOR + 2.50%), 9/30/26	7,399	7,309,983

Term Loan, 3.09%, (1 mo. USD LIBOR + 3.00%), 4/1/28	25,702	25,385,730

Terrier Media Buyer, Inc., Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 12/17/26	25,348	25,283,338

Univision Communications, Inc.:

Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 3/15/24	22,100	22,102,280

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/15/26	5,195	5,196,660

		$172,073,934

Borrower/Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) — 1.7%

BJ’s Wholesale Club, Inc., Term Loan, 2.083%, (1 mo. USD LIBOR + 2.00%), 2/3/24	2,779	$2,782,964

CNT Holdings I Corp., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/8/27	8,744	8,768,606

David’s Bridal, Inc.:

Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), 6/30/23	3,037	2,823,083

Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 6.00% cash, 5.00% PIK, 6/23/23	2,596	2,587,162

Gloves Buyer, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 1/20/28	11,753	11,768,010

Go Wireless, Inc., Term Loan, 7.50%, (1 mo. USD LIBOR + 6.50%, Floor 1.00%), 12/22/24	11,133	11,188,218

Great Outdoors Group, LLC, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/6/28	43,266	43,491,027

Harbor Freight Tools USA, Inc., Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 10/19/27	32,819	32,776,063

Hoya Midco, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/30/24	5,836	5,832,925

PetSmart, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/11/28	22,046	22,102,686

Phillips Feed Service, Inc., Term Loan, 8.00%, (3 mo. USD LIBOR + 7.00%, Floor 1.00%), 11/13/24(7)	549	439,236

Pier 1 Imports (U.S.), Inc., Term Loan, 0.00%, 4/30/22(7)(13)	164	131,006

		$144,690,986

Software and Services — 0.2%

Red Planet Borrower, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 9/30/28	15,950	$15,905,149

		$15,905,149

Steel — 0.6%

Atkore International, Inc., Term Loan, 2.50%, (3 mo. USD LIBOR + 2.00%, Floor 0.50%), 5/26/28	8,486	$8,475,143

Phoenix Services International, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 3/1/25	14,850	14,771,470

TMS International Corp., Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 8/14/24(12)	2,184	2,180,770

Zekelman Industries, Inc., Term Loan, 2.085%, (1 mo. USD LIBOR + 2.00%), 1/24/27	27,230	27,017,504

		$52,444,887

43	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Surface Transport — 0.7%

Avis Budget Car Rental, LLC, Term Loan, 1.84%, (1 mo. USD LIBOR + 1.75%), 8/6/27		2,475	$2,426,552

Hertz Corporation (The):

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 6/30/28		2,779	2,785,559

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 6/30/28		14,709	14,743,568

Kenan Advantage Group, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/24/26		24,850	24,881,056

PODS, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 3/31/28		14,532	14,530,764

XPO Logistics, Inc., Term Loan, 1.83%, (1 mo. USD LIBOR + 1.75%), 2/24/25		2,789	2,775,394

			$62,142,893

Telecommunications — 3.0%

Avaya, Inc., Term Loan, 4.09%, (1 mo. USD LIBOR + 4.00%), 12/15/27		2,331	$2,339,242

CenturyLink, Inc., Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 3/15/27		66,257	65,580,229

Ciena Corporation, Term Loan, 1.835%, (1 mo. USD LIBOR + 1.75%), 9/26/25		9,234	9,249,888

Cyxtera DC Holdings, Inc.:

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 5/1/24		25,470	25,362,627

Term Loan, 5/1/24(11)		3,160	3,160,468

Digicel International Finance Limited, Term Loan, 3.43%, (6 mo. USD LIBOR + 3.25%), 5/28/24		19,321	18,830,131

GEE Holdings 2, LLC:

Term Loan, 9.00%, (3 mo. USD LIBOR + 8.00%, Floor 1.00%), 3/24/25		9,869	9,856,506

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 2.50% cash, 6.75% PIK, 3/23/26		6,873	6,219,772

Intelsat Jackson Holdings S.A.:

DIP Loan, 5.391%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 10/13/22(10)		5,550	5,577,750

Term Loan, 8.75%, (3 mo. USD Prime + 5.50%), 1/2/24		13,500	13,708,129

Onvoy, LLC, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), 2/10/24		16,747	16,753,862

Syniverse Holdings, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 3/9/23		12,067	12,075,747

Zayo Group Holdings, Inc., Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), 3/9/27	EUR	4,506	5,110,610

Ziggo Financing Partnership, Term Loan, 2.59%, (1 mo. USD LIBOR + 2.50%), 4/30/28		57,575	57,008,232

			$250,833,193

Borrower/Description	Principal Amount* (000’s omitted)	Value

Utilities — 0.4%

Brookfield WEC Holdings, Inc., Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 8/1/25	4,268	$4,242,775

Calpine Construction Finance Company L.P., Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 1/15/25	7,208	7,138,629

Calpine Corporation:

Term Loan, 2.09%, (1 mo. USD LIBOR + 2.00%), 4/5/26	5,356	5,301,296

Term Loan, 2.59%, (1 mo. USD LIBOR + 2.50%), 12/16/27	9,770	9,746,317

Longview Power, LLC, Term Loan, 11.50%, (3 mo. USD LIBOR + 10.00%, Floor 1.50%), 7/30/25	1,418	1,443,048

USIC Holdings, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 5/12/28	7,942	7,943,486

		$35,815,551

Total Senior Floating-Rate Loans (identified cost $9,279,313,333)		$9,210,758,928

Warrants — 0.1%
Security	Shares	Value

Leisure Goods / Activities / Movies — 0.0%(4)

Cineworld Group PLC, Exp. 11/23/25(5)(6)	2,180,552	$588,185

		$588,185

Oil and Gas — 0.1%

QuarterNorth Energy, Inc., Exp. 8/27/28(5)(6)	80,647	$8,346,965

		$8,346,965

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Exp. 11/26/22(5)(6)(7)	37,742	$0

		$0

Total Warrants (identified cost $0)		$8,935,150

44	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Short-Term Investments — 1.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(15)	96,088,076	$96,088,076

Total Short-Term Investments (identified cost $96,088,076)		$96,088,076

Total Investments — 122.9% (identified cost $10,418,089,572)		$10,352,027,745

Less Unfunded Loan Commitments — (0.3)%		$(22,490,780)

Net Investments — 122.6% (identified cost $10,395,598,792)		$10,329,536,965

Other Assets, Less Liabilities — (22.6)%		$(1,905,983,714)

Net Assets — 100.0%		$8,423,553,251

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2021, the aggregate value of these securities is $906,238,130 or 10.8% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2021.

(3)	When-issued, variable rate security whose interest rate will be determined after October 31, 2021.

(4)	Amount is less than 0.05%.

(5)	Non-income producing security.

(6)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(7)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(8)	Restricted security (see Note 5).

(9)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(10)

Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2021, the total value of unfunded loan commitments is $20,356,257. See Note 1F for description.

(11)	This Senior Loan will settle after October 31, 2021, at which time the interest rate will be determined.

(12)

The stated interest rate represents the weighted average interest rate at October 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(13)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(14)	Fixed-rate loan.

(15)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

45	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	203,236,412	EUR	175,270,265	Standard Chartered Bank	11/2/21	$624,008	$—

USD	21,236,246	EUR	18,288,045	State Street Bank and Trust Company	11/2/21	95,268	—

USD	47,255,012	EUR	40,000,000	HSBC Bank USA, N.A.	11/30/21	989,856	—

USD	59,063,930	EUR	50,000,000	HSBC Bank USA, N.A.	11/30/21	1,232,485	—

USD	59,095,975	EUR	50,000,000	HSBC Bank USA, N.A.	11/30/21	1,264,530	—

USD	59,088,595	EUR	50,000,000	Standard Chartered Bank	11/30/21	1,257,150	—

USD	776,104	EUR	667,247	State Street Bank and Trust Company	11/30/21	4,347	—

USD	8,292,208	EUR	7,000,000	State Street Bank and Trust Company	11/30/21	195,806	—

USD	70,242,890	EUR	59,456,706	State Street Bank and Trust Company	11/30/21	1,473,546	—

USD	224,121,330	EUR	193,558,310	Standard Chartered Bank	12/2/21	237,490	—

USD	50,240,883	EUR	43,424,590	HSBC Bank USA, N.A.	12/30/21	—	(36,252)

USD	57,877,217	EUR	49,822,198	State Street Bank and Trust Company	12/30/21	192,910	—

USD	86,801,417	EUR	74,733,297	State Street Bank and Trust Company	12/30/21	274,956	—

USD	160,888,060	EUR	138,529,329	State Street Bank and Trust Company	12/30/21	498,340	—

USD	5,452,307	EUR	4,660,736	State Street Bank and Trust Company	12/31/21	55,903	—

USD	23,160,785	GBP	16,858,335	State Street Bank and Trust Company	1/31/22	84,126	—

USD	23,580,099	GBP	17,160,555	State Street Bank and Trust Company	1/31/22	89,744	—

						$8,570,465	$(36,252)

Abbreviations:

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

SONIA	–	Sterling Overnight Interbank Average

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

46	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value (identified cost, $10,299,510,716)	$10,233,448,889

Affiliated investment, at value (identified cost, $96,088,076)	96,088,076

Cash	145,050,713

Deposits for derivatives collateral — forward foreign currency exchange contracts	860,000

Foreign currency, at value (identified cost, $39,386,292)	39,342,371

Interest receivable	29,137,467

Dividends receivable from affiliated investment	2,800

Receivable for investments sold	11,117,395

Receivable for open forward foreign currency exchange contracts	8,570,465

Prepaid upfront fees on notes payable	1,442,810

Prepaid expenses	119,646

Total assets	$10,565,180,632

Liabilities

Notes payable	$1,375,000,000

Payable for investments purchased	756,354,909

Payable for when-issued securities	4,000,000

Payable for open forward foreign currency exchange contracts	36,252

Payable to affiliates:

Investment adviser fee	3,352,978

Trustees’ fees	9,042

Accrued expenses	2,874,200

Total liabilities	$2,141,627,381

Net Assets applicable to investors’ interest in Portfolio	$8,423,553,251

47	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest and other income	$343,034,980

Dividends (net of foreign taxes, $121,906)	4,154,391

Dividends from affiliated investment	106,808

Total investment income	$347,296,179

Expenses

Investment adviser fee	$34,124,379

Trustees’ fees and expenses	108,500

Custodian fee	1,407,496

Legal and accounting services	443,896

Interest expense and fees	22,169,863

Miscellaneous	355,142

Total expenses	$58,609,276

Net investment income	$288,686,903

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(26,382,340)

Investment transactions — affiliated investment	4,417

Foreign currency transactions	2,280,613

Forward foreign currency exchange contracts	17,133,113

Net realized loss	$(6,964,197)

Change in unrealized appreciation (depreciation) —

Investments	$294,218,915

Foreign currency	478,365

Forward foreign currency exchange contracts	2,968,166

Net change in unrealized appreciation (depreciation)	$297,665,446

Net realized and unrealized gain	$290,701,249

Net increase in net assets from operations	$579,388,152

48	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$288,686,903	$300,092,011

Net realized loss	(6,964,197)	(412,040,910)

Net change in unrealized appreciation (depreciation)	297,665,446	22,471,751

Net increase (decrease) in net assets from operations	$579,388,152	$(89,477,148)

Capital transactions —

Contributions	$2,717,828,706	$656,651,110

Withdrawals	(323,097,860)	(2,461,193,007)

Net increase (decrease) in net assets from capital transactions	$2,394,730,846	$(1,804,541,897)

Net increase (decrease) in net assets	$2,974,118,998	$(1,894,019,045)

Net Assets

At beginning of year	$5,449,434,253	$7,343,453,298

At end of year	$8,423,553,251	$5,449,434,253

49	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2021

Net increase in net assets from operations	$579,388,152

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:

Investments purchased	(4,908,976,463)

Investments sold and principal repayments	2,429,856,183

Decrease in short-term investments, net	15,310,566

Net amortization/accretion of premium (discount)	(9,682,357)

Amortization of prepaid upfront fees and other fees on notes payable	4,755,961

Increase in interest receivable	(8,792,093)

Decrease in dividends receivable from affiliated investment	8,039

Increase in receivable for open forward foreign currency exchange contracts	(3,004,418)

Decrease in prepaid expenses	268,999

Decrease in payable for cash collateral due to brokers	(2,450,000)

Increase in payable for open forward foreign currency exchange contracts	36,252

Increase in payable to affiliate for investment adviser fee	844,321

Increase in accrued expenses	883,496

Increase in unfunded loan commitments	6,056,712

Net change in unrealized (appreciation) depreciation from investments	(294,218,915)

Net realized loss from investments	26,377,923

Net cash used in operating activities	$(2,163,337,642)

Cash Flows From Financing Activities

Proceeds from capital contributions	$2,717,828,706

Payments for capital withdrawals	(323,097,860)

Proceeds from notes payable	795,000,000

Repayments of notes payable	(900,000,000)

Payment of prepaid upfront fees on notes payable	(4,087,500)

Net cash provided by financing activities	$2,285,643,346

Net increase in cash and restricted cash*	$122,305,704

Cash and restricted cash at beginning of year(1)	$62,947,380

Cash and restricted cash at end of year(1)	$185,253,084

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$21,136,136

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(44,440).

(1)	Balance includes foreign currency, at value.

50	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Statement of Cash Flows — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

October 31, 2021

Cash	$145,050,713

Deposit for derivatives collateral —

Forward foreign currency exchange contracts	860,000

Foreign currency	39,342,371

Total cash and restricted cash as shown on the Statement of Cash Flows	$185,253,084

51	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2021	2020	2019	2018	2017

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees	0.53%	0.56%	0.55%	0.51%	0.52%

Interest and fee expense	0.32%	0.60%	0.88%	0.47%	0.34%

Total expenses	0.85%	1.16%	1.43%	0.98%	0.86%

Net investment income	4.19%	4.86%	5.63%	4.92%	4.68%

Portfolio Turnover	28%	30%	17%	29%	39%

Total Return	9.75%	0.39%	2.04%	5.41%	6.43%

Net assets, end of year (000’s omitted)	$8,423,553	$5,449,434	$7,343,453	$10,969,159	$7,797,557

52	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Senior Debt Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2021, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance Short Duration Inflation-Protected Income Fund held an interest of 94.0%, 4.6% and 1.4%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

53

Senior Debt Portfolio

October 31, 2021

Notes to Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of October 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2021, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.

54

Senior Debt Portfolio

October 31, 2021

Notes to Financial Statements — continued

2 Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Portfolio’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement and related fee reduction agreement with BMR in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of average daily gross assets as follows and is payable monthly:

Average Daily Gross Assets	Annual Fee Rate

Up to and including $1 billion	0.5000%

In excess of $1 billion up to and including $2 billion	0.4500%

In excess of $2 billion up to and including $7 billion	0.4000%

In excess of $7 billion up to and including $10 billion	0.3875%

In excess of $10 billion up to and including $15 billion	0.3750%

In excess of $15 billion	0.3625%

Gross assets are calculated by deducting all liabilities of the Portfolio except the principal amount of any indebtedness for money borrowed. For the year ended October 31, 2021, the Portfolio’s investment adviser fee amounted to $34,124,379 or 0.50% of the Portfolio’s average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $5,482,794,897 and $2,349,536,527, respectively, for the year ended October 31, 2021.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$10,383,828,629

Gross unrealized appreciation	$84,598,432

Gross unrealized depreciation	(138,890,096)

Net unrealized depreciation	$(54,291,664)

55

Senior Debt Portfolio

October 31, 2021

Notes to Financial Statements — continued

5  Restricted Securities

At October 31, 2021, the Portfolio owned the following security (representing 0.1% of net assets) which was restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has limited registration rights with respect to this security. The value of restricted securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks

Skillsoft Corp.	6/23/21	1,010,393	$10,103,930	$12,200,293

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2021 is included in the Portfolio of Investments. At October 31, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $36,252. At October 31, 2021, there were no assets pledged by the Portfolio for such liability.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

56

Senior Debt Portfolio

October 31, 2021

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2021 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Forward foreign currency exchange contracts	$8,570,465	$(36,252)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

HSBC Bank USA, N.A.	$3,486,871	$(36,252)	$(1,248,113)	$—	$2,202,506

Standard Chartered Bank	2,118,648	—	—	—	2,118,648

State Street Bank and Trust Company	2,964,946	—	(2,964,946)	—	—

	$8,570,465	$(36,252)	$(4,213,059)	$—	$4,321,154

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

HSBC Bank USA, N.A.	$(36,252)	$36,252	$—	$—	$—

	$(36,252)	$36,252	$—	$—	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$17,133,113	$2,968,166

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2021, which is indicative of the volume of this derivative type, was approximately $912,796,000.

57

Senior Debt Portfolio

October 31, 2021

Notes to Financial Statements — continued

7  Revolving Credit and Security Agreement

The Portfolio has entered into a Revolving Credit and Security Agreement, as amended (the Loan Facility) with certain Citibank, N.A. (“Citi”) sponsored conduits (the “Conduit Lenders”) that issue commercial paper, certain banks (the “Direct Lenders”) and Citi as secondary lender (together with any other secondary lenders, the “Secondary Lenders”) and as agent (the “Agent”) for the Conduit Lenders, the Direct Lenders and the Secondary Lenders that allows it to borrow up to $2.725 billion ($2.625 billion prior to March 8, 2021) and to invest the borrowings in accordance with its investment practices. Borrowings under the Loan Facility are secured by the assets of the Portfolio and is in effect through March 7, 2022. In connection with borrowings from a Conduit Lender, the Portfolio pays to the Conduit Lender an amount equal to the Conduit Lender’s cost of borrowing (i.e., the interest payable on commercial paper issued by such Conduit Lender) plus a dealer commission (collectively, the “CP Rate”) multiplied by the principal amount of the advance to the Portfolio under the Loan Facility. In addition, the Portfolio pays a drawn fee to Citi on behalf of the Conduit Lenders equal to 0.90% per annum (0.85% prior to March 8, 2021) on its outstanding borrowings, a liquidity fee payable to the Secondary Lenders equal to 0.15% or 0.25% per annum of the undrawn amount under the Loan Facility depending on the amount borrowed by the Portfolio thereunder, and an upfront fee equal to 0.15% (0.10% prior to March 8, 2021) of the total commitment amount under the Loan Facility. The Portfolio pays substantially similar fees with respect to borrowings from the Direct Lenders, but it pays one-month LIBOR (or such other duration as approved by the Agent) on advances rather than the CP Rate. In the event that the Conduit Lenders are unable to fund their commitment and the Secondary Lenders provide backstop liquidity, the Portfolio is charged an interest rate similar to that paid to the Direct Lenders but a drawn fee that is substantially higher than the drawn fee paid to the Direct Lenders. Drawn and liquidity fees for the year ended October 31, 2021 totaled $15,325,857 and are included in interest expense and fees on the Statement of Operations. In connection with the renewal of the Loan Facility on March 8, 2021, the Portfolio paid upfront fees of $4,087,500. These upfront fees are being amortized to interest expense through March 7, 2022. The unamortized balance at October 31, 2021 is approximately $1,443,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. At October 31, 2021, the Portfolio had borrowings outstanding under the Loan Facility of $1,375,000,000 at an annual interest rate of 0.11%. Based on the short-term nature of borrowings under the Loan Facility and the variable interest rate, the carrying amount of the borrowings at October 31, 2021 approximated its fair value. If measured at fair value, borrowings under the Loan Facility would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2021. For the year ended October 31, 2021, the average borrowings under the Loan Facility and the average annual interest rate (excluding fees) were $1,323,205,479 and 0.14%, respectively.

8  Investments in Affiliated Funds

At October 31, 2021, the value of the Portfolio’s investment in affiliated funds was $96,088,076, which represents 1.1% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$111,394,225	$2,956,753,652	$(2,972,064,218)	$4,417	$—	$96,088,076	$106,808	96,088,076

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

58

Senior Debt Portfolio

October 31, 2021

Notes to Financial Statements — continued

At October 31, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Asset-Backed Securities	$—	$278,271,002	$—	$278,271,002

Common Stocks	20,451,997	28,801,286	27,660,959	76,914,242

Convertible Preferred Stocks	—	5,852,677	—	5,852,677

Corporate Bonds	—	632,817,156	—	632,817,156

Exchange-Traded Funds	36,857,700	—	—	36,857,700

Preferred Stocks	—	5,532,814	0	5,532,814

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	9,186,709,075	1,559,073	9,188,268,148

Warrants	—	8,935,150	0	8,935,150

Short-Term Investments	—	96,088,076	—	96,088,076

Total Investments	$57,309,697	$10,243,007,236	$29,220,032	$10,329,536,965

Forward Foreign Currency Exchange Contracts	$—	$8,570,465	$—	$8,570,465

Total	$57,309,697	$10,251,577,701	$29,220,032	$10,338,107,430

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(36,252)	$—	$(36,252)

Total	$—	$(36,252)	$—	$(36,252)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.

10  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

59

Senior Debt Portfolio

October 31, 2021

Notes to Financial Statements — continued

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

60

Senior Debt Portfolio

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Senior Debt Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Senior Debt Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

61

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

62

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Senior Debt Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust and Portfolio, and his former position with EVC, which was an affiliate of the Trust and Portfolio prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

63

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

64

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

65

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

66

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

67

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

68

Investment Adviser of Senior Debt Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Floating-Rate Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3232    10.31.21

Eaton Vance

Multi-Asset Credit Fund

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2021

Eaton Vance

Multi-Asset Credit Fund

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

After the U.S. Federal Reserve (the Fed) met in September 2021, Fed Chair Jerome Powell noted: “The path of the economy continues to depend on the course of the [COVID-19] virus, and risks to the economic outlook remain.” For fixed-income investors, this reflected the dominant investment theme for the 12-month period ended October 31, 2021.

Throughout the period, performance of fixed-income asset classes ebbed and flowed as the virus advanced and retreated, with a second wave of COVID-19 washing over the U.S. and global economies in the winter of 2020-2021 and a third wave — known as the Delta variant — spreading around the world in the summer of 2021.

For the period as a whole, however, U.S. fixed-income investors appeared to focus on the reopening of the economy and its recovery from a near-shutdown in the early days of the pandemic. The asset classes that fared best during the period were those that stood to benefit from a U.S. and global economic revival. So-called “safe-haven” assets, in contrast, fared poorly as investors appeared to become more comfortable taking on increased risk during the period.

As a result, U.S. Treasurys were one of the worst-performing fixed-income asset classes during the period, with the Bloomberg U.S. Treasury Index returning -2.45% for the period.

Investment-grade corporate bonds fared better. The Bloomberg U.S. Corporate Bond Index returned 2.18% for the period, as factories and businesses reopened and consumers — a key driver of the U.S. economy — rushed to spend the money they had saved while confined at home earlier in the pandemic.

High yield bonds were a standout asset class during the period. Several industries prominent within the high yield space — including oil and gas producers, airlines, restaurants, retail, and travel & leisure — were among the hardest-hit businesses early in the pandemic and the biggest beneficiaries of the subsequent economic recovery. Reflecting investors’ increasing confidence in the recovery, as well as their search for yield in a historically low-yield environment, the ICE BofA Developed Markets High Yield ex-Subordinated Financials Index – Hedged USD returned 10.29% for the one-year period.

Senior loans benefited from the economic recovery as well. Issuer fundamentals improved significantly, with ratings upgrades outpacing downgrades and the trailing 12-month default rate plummeting from 4.11% at the beginning of the period to 0.20% at period-end. In a yield-starved environment, loans offered attractive spreads versus other asset classes. Technical factors bolstered loan performance as well, with demand outpacing supply for most of the period. As a result, senior loans were one of the period’s top-performing fixed-income asset classes, with the S&P/LSTA Leveraged Loan Index (the Primary Index) returning 8.47%.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Multi-Asset Credit Fund (the Fund) returned 8.73% for Class A shares at net asset value (NAV), outperforming its benchmark, the Primary Index, which returned 8.47%; and underperforming its blended benchmark consisting of 50% S&P/LSTA Leveraged Loan Index and 50% ICE BofA Developed Markets High Yield ex-Subordinated Financials Index – Hedged USD (the Blended Index), which returned 9.39%.

The Blended Index is more representative of the Fund’s investment strategy and holdings than the Primary Index. The Fund seeks total return by investing across multiple areas of the credit markets.

Security selection in the Fund’s senior loan allocation; the Fund’s cash allocation; and its allocation to mortgage-backed securities (MBS), which are not represented in the Blended Index, were major detractors from Fund performance versus the Blended Index during the period.

Within its senior loan allocation, the Fund had less exposure to CCC rated loans than the Blended Index during a period when lower rated loans generally outperformed higher rated issues. The Fund also had less exposure than the Blended Index to certain areas of the loan market — including airlines, energy, and travel & leisure — that declined sharply early in the COVID-19 pandemic, but rallied back strongly during the period.

In a period marked by a strong market rally, the Fund’s cash position also weighed on returns versus the Blended Index.

The Fund’s MBS allocation, intended to be a defensive investment in the event of a market downturn, hurt performance versus the Blended Index as well.

In contrast, security selections in high yield bonds; an allocation to collateralized loan obligations (CLOs), which are not represented in the Blended Index; and the Fund’s positioning in senior loans contributed to performance versus the Blended Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Management’s Discussion of Fund Performance1 — continued

Early in the period — amid news of several effective COVID-19 vaccines — the global economy began to reopen and the high yield market began a rally that lasted through period-end. Some of the strongest performance came from high yield sectors that had been among the worst performers early in the pandemic. In that environment, the Fund’s overweight positions in energy producers, casino operators, cruise lines, and other leisure and hospitality firms helped relative performance as their high yield bonds rebounded from pandemic-induced lows.

The Fund’s CLO allocation performed strongly during the period as corporate debt was buoyed by a global economic recovery.

The Fund held an underweight position in senior loans and an overweight position in high yield bonds, relative to the Blended Index, for much of the period as high yield issues generally outperformed loans. However, in the summer of 2021, the Fund took on an overweight exposure to loans relative to high yield as senior loans started to outperform high yield bonds.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Performance2,3

Portfolio Managers Justin H. Bourgette, CFA, John Redding and Kelley Baccei Gerrity of Eaton Vance Management; Jeffrey D. Mueller of Eaton Vance Advisers International Ltd.

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	10/31/2011	10/31/2011	8.73%	4.97%	4.06%
Class A with 4.75% Maximum Sales Charge	—	—	3.56	3.95	3.55
Class C at NAV	10/31/2011	10/31/2011	7.92	4.29	3.33
Class C with 1% Maximum Sales Charge	—	—	6.92	4.29	3.33
Class I at NAV	10/31/2011	10/31/2011	8.99	5.35	4.37
Class R6 at NAV	09/03/2019	10/31/2011	9.13	5.37	4.38

S&P/LSTA Leveraged Loan Index	—	—	8.47%	4.46%	4.64%
ICE BofA Developed Markets High Yield ex-Subordinated Financials Index – Hedged USD	—	—	10.29	6.17	6.79
Blended Index	—	—	9.39	5.33	5.72

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R6

Gross		1.00%	1.75%	0.75%	0.70%
Net		0.99	1.74	0.74	0.69

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	10/31/2011	$13,875	N.A.
Class I	$250,000	10/31/2011	$383,656	N.A.
Class R6	$1,000,000	10/31/2011	$1,535,901	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Fund Profile

Asset Allocation (% of total investments)5

Credit Quality (% of total investments, excluding common stocks and short-term investments)6

*	Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofA Developed Markets High Yield ex-Subordinated Financials Index – Hedged USD is an unmanaged index of global developed market, below investment grade corporate bonds, USD hedged. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 50% S&P/LSTA Leveraged Loan Index and 50% ICE BofA Developed Markets High Yield ex-Subordinated Financials Index – Hedged USD, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective September 15, 2018, the Fund changed its investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in credit-related investments. Prior to September 15, 2018, the Fund was a “fund-of-funds” and invested primarily among other investment companies managed by Eaton Vance and its affiliates that invested in various asset classes.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/22. Without the reimbursement, if applicable, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Other represents any investment type less than 1% of total investments.

[6]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. For purposes of ratings restrictions, the average of Moody’s, S&P and Fitch is used. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

Additional Information

Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more.

6

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period* (5/1/21 – 10/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,019.30	$4.78	0.94%
Class C	$1,000.00	$1,015.50	$8.59	1.69%
Class I	$1,000.00	$1,020.60	$3.51	0.69%
Class R6	$1,000.00	$1,021.70	$3.31	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.47	$4.79	0.94%
Class C	$1,000.00	$1,016.69	$8.59	1.69%
Class I	$1,000.00	$1,021.73	$3.52	0.69%
Class R6	$1,000.00	$1,021.93	$3.31	0.65%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021.

7

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Portfolio of Investments

Asset-Backed Securities — 5.3%
Security	Principal Amount (000’s omitted)	Value

Allegany Park CLO, Ltd., Series 2019-1A, Class E, 6.907%, (3 mo. USD LIBOR + 6.78%), 1/20/33(1)(2)	$1,000	$1,002,901

Ares LII CLO, Ltd., Series 2019-52A, Class DR, 3.428%, (3 mo. USD LIBOR+ 3.30%), 4/22/31(1)(2)	1,750	1,753,153

Benefit Street Partners CLO XIX, Ltd.:

Series 2019-19A, Class D, 3.924%, (3 mo. USD LIBOR + 3.80%), 1/15/33(1)(2)	1,000	1,001,399

Series 2019-19A, Class E, 7.144%, (3 mo. USD LIBOR + 7.02%), 1/15/33(1)(2)	1,000	998,135

Benefit Street Partners CLO XVIII, Ltd., Series 2019-18A, Class E, 7.024%, (3 mo. USD LIBOR + 6.90%), 10/15/32(1)(2)	500	500,159

BlueMountain CLO XXII, Ltd., Series 2018-1A, Class E, 6.082%, (3 mo. USD LIBOR + 5.95%), 7/30/30(1)(2)	250	239,373

BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class ER, 7.262%, (3 mo. USD LIBOR + 7.13%), 10/20/34(1)(2)	500	497,850

Canyon Capital CLO, Ltd., Series 2020-3A, Class E, 7.374%, (3 mo. USD LIBOR + 7.25%), 1/15/34(1)(2)	1,000	1,011,531

Carlyle Global Market Strategies CLO, Ltd.:

Series 2014-3RA, Class C, 3.085%, (3 mo. USD LIBOR + 2.95%), 7/27/31(1)(2)	2,725	2,652,867

Series 2014-4RA, Class C, 3.024%, (3 mo. USD LIBOR + 2.90%), 7/15/30(1)(2)	2,000	1,910,870

Series 2014-4RA, Class D, 5.774%, (3 mo. USD LIBOR + 5.65%), 7/15/30(1)(2)	250	226,049

Series 2015-5A, Class DR, 6.832%, (3 mo. USD LIBOR + 6.70%), 1/20/32(1)(2)	250	239,521

Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	62	62,085

Crown City CLO III, Series 2021-1A, Class C, 3.424%, (3 mo. USD LIBOR + 3.30%), 7/20/34(1)(2)	1,000	997,024

Foundation Finance Trust, Series 2017-1A, Class A, 3.30%, 7/15/33(1)	11	10,874

Golub Capital Partners CLO 53B, Ltd., Series 2021-53A, Class E, 6.83%, (3 mo. USD LIBOR + 6.70%), 7/20/34(1)(2)	500	498,672

Kayne CLO 5, Ltd., Series 2019-5A, Class E, 6.824%, (3 mo. USD LIBOR + 6.70%), 7/24/32(1)(2)	500	500,547

Madison Park Funding XXXVI, Ltd.:

Series 2019-36A, Class D, 3.874%, (3 mo. USD LIBOR + 3.75%), 1/15/33(1)(2)	1,000	1,001,467

Series 2019-36A, Class E, 7.374%, (3 mo. USD LIBOR + 7.25%), 1/15/33(1)(2)	1,000	1,000,669

Neuberger Berman CLO XXII, Ltd., Series 2016-22A, Class ER, 6.182%, (3 mo. USD LIBOR + 6.06%), 10/17/30(1)(2)	250	248,814

Security	Principal Amount (000’s omitted)	Value

Neuberger Berman Loan Advisers CLO 39, Ltd., Series 2020-39A, Class E, 7.332%, (3 mo. USD LIBOR + 7.20%), 1/20/32(1)(2)	$1,500	$1,501,317

Palmer Square CLO, Ltd.:

Series 2013-2A, Class DRR, 5.972%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	250	246,630

Series 2015-1A, Class DR4, 6.631%, (3 mo. USD LIBOR + 6.50%), 5/21/34(1)(2)	1,000	1,000,594

Series 2019-1A, Class D, 7.125%, (3 mo. USD LIBOR + 7.00%), 11/14/32(1)(2)	500	500,175

Series 2021-2A, Class E, 6.474%, (3 mo. USD LIBOR + 6.35%), 7/15/34(1)(2)	1,000	999,956

Pnmac Gmsr Issuer Trust, Series 2018-GT2, Class A, 2.739%, (1 mo. USD LIBOR + 2.65%), 8/25/25(1)(2)	117	117,093

Regatta XIV Funding, Ltd., Series 2018-3A, Class E, 6.074%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	1,000	966,481

Regatta XV Funding, Ltd., Series 2018-4A, Class D, 6.624%, (3 mo. USD LIBOR + 6.50%), 10/25/31(1)(2)	250	247,173

Southwick Park CLO, LLC, Series 2019-4A, Class D, 3.982%, (3 mo. USD LIBOR + 3.85%), 7/20/32(1)(2)	3,000	3,006,771

Voya CLO, Ltd., Series 2016-3A, Class DR, 6.202%, (3 mo. USD LIBOR + 6.08%), 10/18/31(1)(2)	250	234,261

Total Asset-Backed Securities (identified cost $25,062,853)		$25,174,411

Collateralized Mortgage Obligations — 0.9%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp., Series 5160, Class ZY, 3.00%, 10/25/50	$1,500	$1,503,032

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2020-DNA4, Class M2, 3.839%, (1 mo. USD LIBOR + 3.75%), 8/25/50(1)(2)	935	944,643

Series 2020-HQA4, Class M2, 3.239%, (1 mo. USD LIBOR + 3.15%), 9/25/50(1)(2)	1,936	1,950,846

Total Collateralized Mortgage Obligations (identified cost $4,372,950)		$4,398,521

Commercial Mortgage-Backed Securities — 1.3%
Security	Principal Amount (000’s omitted)	Value

BAMLL Commercial Mortgage Securities Trust, Series 2019-BPR, Class ENM, 3.719%, 11/5/32(1)(3)	$600	$574,184

8	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

CGMS Commercial Mortgage Trust, Series 2017-MDRB, Class C, 2.59%, (1 mo. USD LIBOR + 2.50%), 7/15/30(1)(2)		$100	$98,547

CHT COSMO Mortgage Trust, Series 2017-CSMO, Class E, 3.09%, (1 mo. USD LIBOR + 3.00%), 11/15/36(1)(2)		2,000	2,003,711

Extended Stay America Trust, Series 2021-ESH, Class D, 2.341%, (1 mo. USD LIBOR + 2.25%), 7/15/38(1)(2)		1,509	1,514,517

JPMorgan Chase Commercial Mortgage Securities Trust:

Series 2011-C5, Class D, 5.566%, 8/15/46(1)(3)		62	61,560

Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)		150	44,100

Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class C, 2.29%, (1 mo. USD LIBOR + 2.20%), 6/15/35(1)(2)		100	90,290

Wells Fargo Commercial Mortgage Trust:

Series 2015-LC22, Class C, 4.557%, 9/15/58(3)		100	104,872

Series 2016-C35, Class D, 3.142%, 7/15/48(1)		1,700	1,451,700

Total Commercial Mortgage-Backed Securities (identified cost $5,741,791)			$5,943,481

Common Stocks — 0.2%
Security		Shares	Value

Oil and Gas — 0.0%

Sable Permian Resources, LLC(4)(5)(6)		11,719,991	$0

			$0

Surface Transport — 0.2%

Hertz Global Holdings, Inc. (non-registered)(5)(7)		54,538	$1,097,577

Total Common Stocks (identified cost $12,005,565)			$1,097,577

Convertible Bonds — 0.2%
Security		Principal Amount (000’s omitted)	Value

Semiconductors & Semiconductor Equipment — 0.2%

ams AG, 0.875%, 9/28/22(8)	$	800	$787,288

Total Convertible Bonds (identified cost $779,636)			$787,288

Corporate Bonds — 40.4%
Security		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.2%

Bombardier, Inc.:

7.50%, 12/1/24(1)		89	$92,783

7.875%, 4/15/27(1)		289	300,827

Moog, Inc., 4.25%, 12/15/27(1)		397	409,180

Rolls-Royce PLC:

5.75%, 10/15/27(1)		1,099	1,217,472

5.75%, 10/15/27(8)	GBP	317	483,259

TransDigm UK Holdings PLC, 6.875%, 5/15/26		400	421,788

TransDigm, Inc.:

4.625%, 1/15/29		93	92,535

5.50%, 11/15/27		862	883,550

6.375%, 6/15/26		1,072	1,109,520

7.50%, 3/15/27		541	568,050

			$5,578,964

Agriculture — 0.2%

Amaggi Luxembourg International S.a.r.l., 5.25%, 1/28/28(8)		1,100	$1,105,857

			$1,105,857

Air Transport — 0.9%

Air Canada:

3.875%, 8/15/26(1)		168	$170,310

4.625%, 8/15/29(1)	CAD	154	124,434

Air France-KLM, 3.875%, 7/1/26(8)	EUR	700	793,878

American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:

5.50%, 4/20/26(1)		528	554,532

5.75%, 4/20/29(1)		528	568,920

Gatwick Airport Finance PLC, 4.375%, 4/7/26(8)	GBP	270	374,580

Hacienda Investments, Ltd. Via DME Airport DAC, 5.35%, 2/8/28(8)		1,100	1,153,138

United Airlines, Inc., 4.625%, 4/15/29(1)		345	356,119

			$4,095,911

Automotive — 1.2%

Adler Pelzer Holding GmbH, 4.125%, 4/1/24(8)	EUR	448	$477,752

Clarios Global, L.P./Clarios US Finance Co., 8.50%, 5/15/27(1)		183	194,624

Ford Motor Co.:

4.75%, 1/15/43		439	480,103

9.625%, 4/22/30		440	634,427

Frigoglass Finance B.V., 6.875%, 2/12/25(8)	EUR	1,300	1,286,772

9	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Automotive (continued)

Goodyear Tire & Rubber Co. (The):

5.00%, 7/15/29(1)		635	$670,719

5.25%, 7/15/31(1)		511	544,481

Lithia Motors, Inc.:

3.875%, 6/1/29(1)		148	153,551

4.375%, 1/15/31(1)		302	321,994

Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(1)		28	28,805

Sonic Automotive, Inc.:

4.625%, 11/15/29(1)		287	288,191

4.875%, 11/15/31(1)		239	239,299

Wheel Pros, Inc., 6.50%, 5/15/29(1)		406	396,027

			$5,716,745

Banks and Thrifts — 0.2%

Banco Continental S.A.E.C.A., 2.75%, 12/10/25(8)		850	$843,519

			$843,519

Building and Development — 2.0%

ATP Tower Holdings, LLC/Andean Tower Partners Colombia SAS/Andean Telecom Partners, 4.05%, 4/27/26(8)		1,200	$1,200,414

Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC, 4.50%, 4/1/27(1)		421	411,001

Builders FirstSource, Inc.:

4.25%, 2/1/32(1)		335	338,142

5.00%, 3/1/30(1)		105	111,039

6.75%, 6/1/27(1)		476	502,180

Empire Communities Corp., 7.00%, 12/15/25(1)		572	592,735

HT Troplast GmbH, 9.25%, 7/15/25(8)	EUR	1,305	1,629,643

PCF GmbH, 4.75%, 4/15/26(8)	EUR	328	386,543

PGT Innovations, Inc., 4.375%, 10/1/29(1)		285	282,863

SRM Escrow Issuer, LLC, 6.00%, 11/1/28(1)		1,191	1,240,129

Standard Industries, Inc.:

2.25%, 11/21/26(8)	EUR	400	448,899

4.75%, 1/15/28(1)		453	467,722

Victoria PLC, 3.625%, 8/24/26(8)	EUR	1,409	1,647,296

White Cap Parent, LLC, 8.25%, (8.25% cash or 9.00% PIK), 3/15/26(1)(9)		215	217,690

			$9,476,296

Business Equipment and Services — 1.0%

Adtalem Global Education, Inc., 5.50%, 3/1/28(1)		502	$507,648

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 6.00%, 6/1/29(1)		608	599,269

Security		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28(1)		598	$593,684

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC:

7.125%, 7/31/26(1)		1,735	1,797,894

7.125%, 7/31/26(8)		260	269,425

Terminix Co., LLC (The), 7.45%, 8/15/27		997	1,198,892

			$4,966,812

Cable and Satellite Television — 1.2%

Altice France S.A.:

5.50%, 10/15/29(1)		208	$204,146

5.875%, 2/1/27(8)	EUR	900	1,089,361

8.125%, 2/1/27(1)		795	855,619

CCO Holdings, LLC/CCO Holdings Capital Corp.:

4.75%, 3/1/30(1)		1,288	1,331,470

5.00%, 2/1/28(1)		400	416,500

CSC Holdings, LLC, 5.75%, 1/15/30(1)		1,097	1,083,781

Virgin Media Finance PLC, 3.75%, 7/15/30(8)	EUR	344	395,740

Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(8)	GBP	181	249,039

Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)		205	208,459

			$5,834,115

Capital Goods — 0.1%

BWX Technologies, Inc.:

4.125%, 6/30/28(1)		276	$279,807

4.125%, 4/15/29(1)		221	224,554

			$504,361

Chemicals and Plastics — 1.4%

Braskem Idesa SAPI, 7.45%, 11/15/29(8)		1,500	$1,593,750

Braskem Netherlands Finance BV, 4.50%, 1/31/30(8)		1,100	1,117,633

Chemours Co. (The), 4.625%, 11/15/29(1)		240	231,300

Herens Holdco S.a.r.l., 4.75%, 5/15/28(1)		202	200,647

Herens Midco S.a.r.l., 5.25%, 5/15/29(8)	EUR	525	567,791

INEOS Quattro Finance 2 PLC, 2.50%, 1/15/26(8)	EUR	640	739,517

NOVA Chemicals Corp., 4.25%, 5/15/29(1)		392	387,394

Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26(1)		532	544,302

SGL Carbon SE:

3.00%, 9/20/23(8)	EUR	200	231,674

4.625%, 9/30/24(8)	EUR	300	348,798

10	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Valvoline, Inc.:

3.625%, 6/15/31(1)		256	$249,920

4.25%, 2/15/30(1)		169	171,769

WR Grace Holdings, LLC, 4.875%, 6/15/27(1)		439	446,463

			$6,830,958

Clothing / Textiles — 0.3%

PrestigeBidCo GmbH, 6.25%, 12/15/23(8)	EUR	1,100	$1,277,843

			$1,277,843

Commercial Services — 0.9%

APi Escrow Corp., 4.75%, 10/15/29(1)		143	$145,681

Autostrade per l’Italia SpA:

1.75%, 2/1/27(8)	EUR	450	539,066

2.00%, 12/4/28(8)	EUR	400	486,063

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.:

5.375%, 3/1/29(1)		222	233,932

5.75%, 7/15/27(1)		132	138,105

5.75%, 7/15/27(1)		165	172,992

EC Finance PLC, 3.00%, 10/15/26(8)	EUR	481	562,801

HealthEquity, Inc., 4.50%, 10/1/29(1)		260	263,250

Korn Ferry, 4.625%, 12/15/27(1)		370	382,025

MoneyGram International, Inc., 5.375%, 8/1/26(1)		247	247,926

Verisure Midholding AB, 5.25%, 2/15/29(8)	EUR	480	563,558

WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)		370	382,950

			$4,118,349

Computers — 0.3%

Booz Allen Hamilton, Inc.:

3.875%, 9/1/28(1)		838	$851,073

4.00%, 7/1/29(1)		224	227,080

Seagate HDD Cayman, 3.125%, 7/15/29(1)		140	134,470

			$1,212,623

Distribution & Wholesale — 0.5%

BCPE Empire Holdings, Inc., 7.625%, 5/1/27(1)		896	$888,514

Parts Europe S.A., 4.00%, (3 mo. EURIBOR + 4.00%), 7/20/27(2)(8)	EUR	681	788,854

Performance Food Group, Inc.:

4.25%, 8/1/29(1)		551	551,689

6.875%, 5/1/25(1)		209	220,756

			$2,449,813

Security		Principal Amount* (000’s omitted)	Value

Diversified Financial Services — 1.8%

Coinbase Global, Inc.:

3.375%, 10/1/28(1)		295	$285,044

3.625%, 10/1/31(1)		246	234,623

Encore Capital Group, Inc.:

4.25%, (3 mo. EURIBOR + 4.25%), 1/15/28(2)(8)	EUR	743	866,660

5.375%, 2/15/26(8)	GBP	555	785,750

Jefferson Capital Holdings, LLC, 6.00%, 8/15/26(1)		516	523,175

Lincoln Financing S.a.r.l., 3.625%, 4/1/24(8)	EUR	767	892,486

PRA Group, Inc.:

5.00%, 10/1/29(1)		186	184,036

7.375%, 9/1/25(1)		471	502,792

Sherwood Financing PLC, 6.00%, 11/15/26(8)(10)	GBP	750	1,026,413

Vivion Investments S.a.r.l., 3.00%, 8/8/24(8)	EUR	3,000	3,348,908

			$8,649,887

Drugs — 0.7%

AdaptHealth, LLC:

5.125%, 3/1/30(1)		115	$115,719

6.125%, 8/1/28(1)		558	591,480

Bausch Health Americas, Inc., 8.50%, 1/31/27(1)		33	35,062

Bausch Health Companies, Inc.:

5.25%, 1/30/30(1)		133	120,286

5.25%, 2/15/31(1)		133	119,785

7.00%, 1/15/28(1)		1,234	1,251,739

7.25%, 5/30/29(1)		12	12,184

9.00%, 12/15/25(1)		181	190,108

Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(1)		411	405,439

Jazz Securities DAC, 4.375%, 1/15/29(1)		430	442,362

Option Care Health, Inc., 4.375%, 10/31/29(1)		161	162,776

			$3,446,940

Ecological Services and Equipment — 0.6%

Clean Harbors, Inc., 5.125%, 7/15/29(1)		460	$498,525

GFL Environmental, Inc.:

3.50%, 9/1/28(1)		732	729,255

4.25%, 6/1/25(1)		313	323,124

4.75%, 6/15/29(1)		550	555,500

Paprec Holding S.A., 3.50%, 7/1/28(8)	EUR	566	655,507

			$2,761,911

Electric Utilities — 0.4%

Drax Finco PLC, 6.625%, 11/1/25(1)		582	$598,732

11	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Electric Utilities (continued)

FirstEnergy Corp., Series B, 4.40%, 7/15/27		494	$536,225

Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)		328	339,890

WESCO Distribution, Inc., 7.25%, 6/15/28(1)		267	294,811

			$1,769,658

Electronics / Electrical — 0.1%

Imola Merger Corp., 4.75%, 5/15/29(1)		392	$403,250

			$403,250

Energy — 0.3%

Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(1)		538	$557,104

New Fortress Energy, Inc., 6.50%, 9/30/26(1)		716	696,969

Sunoco, L.P./Sunoco Finance Corp., 4.50%, 4/30/30(1)		372	375,746

			$1,629,819

Engineering & Construction — 0.1%

Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(1)		102	$106,921

Dycom Industries, Inc., 4.50%, 4/15/29(1)		291	295,729

TopBuild Corp., 4.125%, 2/15/32(1)		259	261,590

			$664,240

Entertainment — 0.8%

Caesars Entertainment, Inc.:

4.625%, 10/15/29(1)		116	$116,702

6.25%, 7/1/25(1)		731	769,816

8.125%, 7/1/27(1)		158	177,165

CPUK Finance, Ltd.:

4.50%, 8/28/27(8)	GBP	222	307,118

4.875%, 8/28/25(8)	GBP	524	719,798

Gamma Bidco SpA:

5.125%, 7/15/25(8)	EUR	365	426,370

6.25%, 7/15/25(8)	EUR	300	358,556

Powdr Corp., 6.00%, 8/1/25(1)		426	446,342

Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(1)		356	364,252

			$3,686,119

Financial Intermediaries — 0.7%

Ally Financial, Inc., 4.70% to 5/15/26(11)(12)		452	$469,798

Security		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

Ford Motor Credit Co., LLC:

2.90%, 2/16/28		203	$201,484

3.815%, 11/2/27		641	665,896

4.125%, 8/17/27		657	698,062

5.125%, 6/16/25		273	296,546

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.:

5.25%, 5/15/27		355	369,644

6.25%, 5/15/26		197	206,604

JPMorgan Chase & Co., Series HH, 4.60% to 2/1/25(11)(12)		386	395,309

			$3,303,343

Food Products — 1.7%

BRF S.A., 4.875%, 1/24/30(8)		1,100	$1,096,975

Chobani, LLC/Chobani Finance Corp., Inc., 4.625%, 11/15/28(1)		478	489,352

HLF Financing S.a.r.l., LLC/Herbalife International, Inc., 4.875%, 6/1/29(1)		473	477,011

Kernel Holding S.A., 6.75%, 10/27/27(8)		1,100	1,170,517

Kraft Heinz Foods Co.:

3.875%, 5/15/27		379	411,159

4.25%, 3/1/31		616	696,137

4.375%, 6/1/46		662	773,903

4.625%, 10/1/39		17	19,823

5.50%, 6/1/50		178	238,773

Nomad Foods Bondco PLC, 2.50%, 6/24/28(8)	EUR	602	692,732

Pilgrim’s Pride Corp., 3.50%, 3/1/32(1)		463	464,736

Post Holdings, Inc., 5.625%, 1/15/28(1)		363	379,317

Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25(8)		1,100	1,157,172

			$8,067,607

Food Service — 0.3%

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.:

3.875%, 1/15/28(1)		386	$385,548

4.00%, 10/15/30(1)		344	333,677

4.375%, 1/15/28(1)		210	211,365

Yum! Brands, Inc., 3.625%, 3/15/31		403	398,809

			$1,329,399

Food / Drug Retailers — 0.2%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 5.875%, 2/15/28(1)		506	$538,257

Casino Guichard Perrachon S.A., 5.25%, 4/15/27(8)	EUR	285	313,553

			$851,810

12	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Health Care — 2.3%

Centene Corp.:

2.50%, 3/1/31		296	$288,976

3.00%, 10/15/30		584	594,331

3.375%, 2/15/30		381	391,498

4.625%, 12/15/29		1,035	1,117,800

Emergent BioSolutions, Inc., 3.875%, 8/15/28(1)		455	437,369

Encompass Health Corp., 4.50%, 2/1/28		504	513,751

Grifols Escrow Issuer S.A.:

3.875%, 10/15/28(8)	EUR	1,621	1,879,825

4.75%, 10/15/28(1)		279	283,534

HCA, Inc.:

5.875%, 2/1/29		708	843,554

7.69%, 6/15/25		200	240,258

ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(1)		164	167,021

ModivCare, Inc., 5.875%, 11/15/25(1)		357	375,296

Molina Healthcare, Inc.:

3.875%, 11/15/30(1)		639	659,819

4.375%, 6/15/28(1)		177	183,416

Mozart Debt Merger Sub, Inc., 5.25%, 10/1/29(1)		806	819,098

Team Health Holdings, Inc., 6.375%, 2/1/25(1)		389	344,911

US Acute Care Solutions, LLC, 6.375%, 3/1/26(1)		495	514,181

Varex Imaging Corp., 7.875%, 10/15/27(1)		933	1,039,315

			$10,693,953

Home Furnishings — 0.0%(13)

Tempur Sealy International, Inc., 3.875%, 10/15/31(1)		136	$134,939

			$134,939

Industrial Equipment — 0.1%

Madison IAQ, LLC, 4.125%, 6/30/28(1)		297	$295,833

			$295,833

Insurance — 0.5%

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)		499	$515,841

AmWINS Group, Inc., 4.875%, 6/30/29(1)		45	44,916

Galaxy Finco, Ltd., 9.25%, 7/31/27(8)	GBP	1,100	1,575,821

			$2,136,578

Internet Software & Services — 0.7%

Cars.com, Inc., 6.375%, 11/1/28(1)		367	$384,561

Netflix, Inc.:

3.00%, 6/15/25(8)	EUR	555	698,400

5.375%, 11/15/29(1)		811	979,254

Security		Principal Amount* (000’s omitted)	Value

Internet Software & Services (continued)

Science Applications International Corp., 4.875%, 4/1/28(1)		380	$391,875

United Group B.V., 4.00%, 11/15/27(8)	EUR	550	623,494

			$3,077,584

Investment Companies — 0.2%

Georgia Capital JSC, 6.125%, 3/9/24(8)		1,100	$1,134,650

			$1,134,650

Leisure Goods / Activities / Movies — 2.2%

AMC Entertainment Holdings, Inc.:

10.50%, 4/15/25(1)		47	$50,525

12.00%, (10.00% cash or 12.00% PIK), 6/15/26(1)(9)		395	393,633

Carnival Corp.:

6.00%, 5/1/29(1)(10)		357	357,446

7.625%, 3/1/26(1)		12	12,658

7.625%, 3/1/26(8)	EUR	676	842,449

Carnival PLC, 1.00%, 10/28/29	EUR	705	639,102

Cinemark USA, Inc.:

5.25%, 7/15/28(1)		390	380,981

5.875%, 3/15/26(1)		112	112,420

8.75%, 5/1/25(1)		86	92,128

Dometic Group AB, 2.00%, 9/29/28(8)	EUR	681	773,494

LHMC Finco 2 S.a.r.l., 7.25%, (7.25% cash or 8.00% PIK), 10/2/25(8)(9)	EUR	1,203	1,406,789

Life Time, Inc.:

5.75%, 1/15/26(1)		401	412,176

8.00%, 4/15/26(1)		405	425,918

Motion Finco S.a.r.l., 7.00%, 5/15/25(8)	EUR	535	647,843

National CineMedia, LLC:

5.75%, 8/15/26		333	267,857

5.875%, 4/15/28(1)		485	448,341

NCL Corp., Ltd.:

3.625%, 12/15/24(1)		111	104,618

5.875%, 3/15/26(1)		212	212,795

NCL Finance, Ltd., 6.125%, 3/15/28(1)		93	93,930

Playtika Holding Corp., 4.25%, 3/15/29(1)		373	374,511

Royal Caribbean Cruises, Ltd., 3.70%, 3/15/28		288	273,240

SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29(1)		271	276,420

Viking Cruises, Ltd.:

5.875%, 9/15/27(1)		1,702	1,647,647

7.00%, 2/15/29(1)		205	206,360

Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29(1)		131	130,181

			$10,583,462

13	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Lodging and Casinos — 0.7%

Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(1)		1,240	$1,278,353

NH Hotel Group S.A., 4.00%, 7/2/26(8)	EUR	255	296,014

Peninsula Pacific Entertainment, LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(1)		688	735,132

VICI Properties, L.P./VICI Note Co., Inc.:

3.75%, 2/15/27(1)		75	77,156

4.625%, 12/1/29(1)		648	692,145

			$3,078,800

Machinery — 0.2%

IMA Industria Macchine Automatiche SpA, 3.75%, 1/15/28(8)	EUR	778	$895,130

			$895,130

Media — 0.1%

Beasley Mezzanine Holdings, LLC, 8.625%, 2/1/26(1)		470	$473,497

			$473,497

Metals / Mining — 0.6%

Compass Minerals International, Inc., 6.75%, 12/1/27(1)		504	$534,240

Freeport-McMoRan, Inc., 5.45%, 3/15/43		544	685,032

Hudbay Minerals, Inc.:

4.50%, 4/1/26(1)		305	304,619

6.125%, 4/1/29(1)		153	161,224

Joseph T. Ryerson & Son, Inc., 8.50%, 8/1/28(1)		284	316,305

Novelis Sheet Ingot GmbH, 3.375%, 4/15/29(8)	EUR	500	590,860

Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(1)		251	256,020

			$2,848,300

Nonferrous Metals / Minerals — 0.4%

Eldorado Gold Corp., 6.25%, 9/1/29(1)		285	$289,717

New Gold, Inc., 7.50%, 7/15/27(1)		1,526	1,649,987

			$1,939,704

Oil and Gas — 2.9%

Aethon III BR, LLC, 9.00%, (1 mo. USD LIBOR + 7.50%, Floor 1.50%), 10/1/25(2)		757	$769,737

Archrock Partners, L.P./Archrock Partners Finance Corp., 6.25%, 4/1/28(1)		138	143,003

Callon Petroleum Co., 8.00%, 8/1/28(1)		401	404,669

Centennial Resource Production, LLC, 5.375%, 1/15/26(1)		55	54,916

CNX Resources Corp., 6.00%, 1/15/29(1)		448	473,200

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Colgate Energy Partners III, LLC:

5.875%, 7/1/29(1)	459	$470,475

7.75%, 2/15/26(1)	362	386,888

Continental Resources, Inc.:

4.90%, 6/1/44	13	14,769

5.75%, 1/15/31(1)	463	555,021

CrownRock, L.P./CrownRock Finance, Inc.:

5.00%, 5/1/29(1)	659	679,594

5.625%, 10/15/25(1)	435	445,331

CVR Energy, Inc., 5.75%, 2/15/28(1)	790	779,138

EQT Corp.:

5.00%, 1/15/29	106	117,893

6.625%, 2/1/25	230	259,038

7.50%, 2/1/30	155	198,625

Great Western Petroleum, LLC/Great Western Finance Corp., 12.00%, 9/1/25(1)	458	465,859

Nabors Industries, Inc., 9.00%, 2/1/25(1)	205	212,509

Nabors Industries, Ltd., 7.25%, 1/15/26(1)	149	144,783

Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	900	921,375

Occidental Petroleum Corp.:

3.40%, 4/15/26	136	138,936

3.45%, 7/15/24	61	62,595

3.50%, 8/15/29	175	177,844

4.20%, 3/15/48	271	264,497

4.40%, 8/15/49	217	217,224

4.625%, 6/15/45	145	150,266

6.125%, 1/1/31	385	461,519

6.20%, 3/15/40	141	171,033

6.375%, 9/1/28	167	195,954

6.625%, 9/1/30	693	848,856

Ovintiv, Inc.:

6.50%, 2/1/38	61	82,815

6.625%, 8/15/37	27	36,730

8.125%, 9/15/30	80	109,836

PBF Holding Co., LLC/PBF B.V. Finance Corp., 9.25%, 5/15/25(1)	746	725,250

Precision Drilling Corp.:

6.875%, 1/15/29(1)	289	298,905

7.125%, 1/15/26(1)	220	226,552

Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24(1)	125	129,564

Tap Rock Resources, LLC, 7.00%, 10/1/26(1)	407	419,584

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp.:

4.00%, 1/15/32(1)	273	282,069

4.875%, 2/1/31	72	77,723

5.50%, 3/1/30	69	75,920

6.875%, 1/15/29	341	382,346

14	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

TechnipFMC PLC, 6.50%, 2/1/26(1)		29	$30,936

Tervita Corp., 11.00%, 12/1/25(1)		379	436,343

Transocean Poseidon, Ltd., 6.875%, 2/1/27(1)		335	334,668

			$13,834,788

Packaging & Containers — 0.2%

Kleopatra Finco S.a.r.l., 4.25%, 3/1/26(8)	EUR	600	$667,171

LABL, Inc.:

5.875%, 11/1/28(1)		110	110,861

8.25%, 11/1/29(1)		220	216,611

			$994,643

Pharmaceuticals — 0.3%

180 Medical, Inc., 3.875%, 10/15/29(1)		169	$170,164

Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(1)		680	730,973

Owens & Minor, Inc., 4.50%, 3/31/29(1)		302	303,510

			$1,204,647

Pipelines — 0.9%

Antero Midstream Partners, L.P./Antero Midstream Finance Corp.:

5.75%, 3/1/27(1)		181	$187,109

7.875%, 5/15/26(1)		148	162,060

Cheniere Energy Partners, L.P., 4.00%, 3/1/31(1)		1,227	1,277,633

Cheniere Energy, Inc., 4.625%, 10/15/28		356	373,782

DT Midstream, Inc., 4.125%, 6/15/29(1)		349	351,932

EQM Midstream Partners, L.P.:

4.50%, 1/15/29(1)		276	284,281

6.00%, 7/1/25(1)		204	221,595

6.50%, 7/1/27(1)		205	228,331

Genesis Energy, L.P./Genesis Energy Finance Corp., 8.00%, 1/15/27		260	261,630

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(11)(12)		47	42,653

Venture Global Calcasieu Pass, LLC:

3.875%, 8/15/29(1)		236	240,425

4.125%, 8/15/31(1)		210	217,602

Western Midstream Operating, L.P.:

4.75%, 8/15/28		38	41,855

5.30% to 2/1/22, 2/1/30(14)		345	378,638

			$4,269,526

Radio and Television — 0.7%

Audacy Capital Corp., 6.75%, 3/31/29(1)		364	$361,366

Security		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)

Clear Channel Outdoor Holdings, Inc.:

7.50%, 6/1/29(1)		210	$215,120

7.75%, 4/15/28(1)		387	401,300

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)		657	372,522

Mav Acquisition Corp., 8.00%, 8/1/29(1)		332	323,448

Sirius XM Radio, Inc.:

3.125%, 9/1/26(1)		203	203,507

3.875%, 9/1/31(1)		204	196,224

5.50%, 7/1/29(1)		450	486,000

Terrier Media Buyer, Inc., 8.875%, 12/15/27(1)		369	390,801

Univision Communications, Inc., 4.50%, 5/1/29(1)		351	355,545

			$3,305,833

Real Estate Investment Trusts (REITs) — 0.9%

ADLER Group S.A.:

2.75%, 11/13/26(8)	EUR	200	$207,801

3.25%, 8/5/25(8)	EUR	300	322,004

Aedas Homes Opco SLU, 4.00%, 8/15/26(8)	EUR	541	637,888

HAT Holdings I, LLC/HAT Holdings II, LLC:

3.75%, 9/15/30(1)		99	98,513

6.00%, 4/15/25(1)		111	115,740

Service Properties Trust:

3.95%, 1/15/28		733	682,606

4.50%, 3/15/25		285	285,442

4.95%, 10/1/29		55	53,006

5.50%, 12/15/27		98	102,568

Shimao Group Holdings, Ltd., 5.60%, 7/15/26(8)		1,250	1,182,716

Signa Development Finance SCS, 5.50%, 7/23/26(8)	EUR	600	609,501

			$4,297,785

Retail — 1.5%

Arko Corp., 5.125%, 11/15/29(1)		287	$280,499

Carrols Restaurant Group, Inc., 5.875%, 7/1/29(1)		206	188,833

Dufry One B.V., 3.375%, 4/15/28(8)	EUR	697	793,646

eG Global Finance PLC, 6.25%, 10/30/25(8)	EUR	780	916,174

Eurotorg, LLC Via Bonitron DAC, 9.00%, 10/22/25(8)		1,200	1,254,600

Gap, Inc. (The):

3.625%, 10/1/29(1)		180	176,625

3.875%, 10/1/31(1)		106	104,013

Group 1 Automotive, Inc., 4.00%, 8/15/28(1)		95	95,138

Ken Garff Automotive, LLC, 4.875%, 9/15/28(1)		424	429,830

LCM Investments Holdings II, LLC, 4.875%, 5/1/29(1)		475	488,333

Midco GB SASU, 7.75% (PIK), 11/1/27(8)(9)(10)	EUR	611	717,405

15	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Retail (continued)

Punch Finance PLC, 6.125%, 6/30/26(8)	GBP	645	$886,649

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.00%, 6/1/31(1)		254	260,668

Victoria’s Secret & Co., 4.625%, 7/15/29(1)		405	407,288

			$6,999,701

Retailers (Except Food and Drug) — 0.7%

Dave & Buster’s, Inc., 7.625%, 11/1/25(1)		755	$811,708

L Brands, Inc.:

6.625%, 10/1/30(1)		280	313,619

6.875%, 11/1/35		338	411,082

6.95%, 3/1/33		252	285,234

7.60%, 7/15/37		55	65,382

9.375%, 7/1/25(1)		54	67,027

PetSmart, Inc./PetSmart Finance Corp.:

4.75%, 2/15/28(1)		501	515,404

7.75%, 2/15/29(1)		511	552,887

Superior Plus, L.P./Superior General Partner, Inc., 4.50%, 3/15/29(1)		386	395,245

			$3,417,588

Semiconductors & Semiconductor Equipment — 0.1%

ON Semiconductor Corp., 3.875%, 9/1/28(1)		411	$416,137

			$416,137

Software and Services — 0.1%

Gartner, Inc.:

3.75%, 10/1/30(1)		209	$212,135

4.50%, 7/1/28(1)		384	400,301

			$612,436

Steel — 0.8%

Allegheny Ludlum, LLC, 6.95%, 12/15/25		401	$438,594

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(1)		1,935	2,052,599

Metinvest B.V., 7.75%, 10/17/29(8)		1,100	1,200,760

			$3,691,953

Technology — 0.1%

Almaviva-The Italian Innovation Co. SpA, 4.875%, 10/30/26(8)(10)	EUR	350	$403,892

			$403,892

Telecommunications — 2.9%

Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)		799	$829,961

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Iliad Holding SAS:

5.125%, 10/15/26(8)	EUR	338	$402,182

5.625%, 10/15/28(8)	EUR	146	174,472

6.50%, 10/15/26(1)		218	224,904

7.00%, 10/15/28(1)		212	218,792

LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(1)		741	747,558

Level 3 Financing, Inc.:

4.25%, 7/1/28(1)		594	588,039

4.625%, 9/15/27(1)		382	392,027

Lorca Telecom Bondco S.A., 4.00%, 9/18/27(8)	EUR	1,146	1,335,838

Network i2i, Ltd., 3.975% to 3/3/26(8)(11)(12)		1,450	1,464,623

Sprint Capital Corp., 6.875%, 11/15/28		662	837,887

Sprint Corp.:

7.625%, 2/15/25		324	377,055

7.625%, 3/1/26		425	510,064

Summer (BC) Bidco B, LLC, 5.50%, 10/31/26(1)		374	381,012

Summer (BC) Holdco A S.a.r.l., 9.25%, 10/31/27(8)	EUR	507	636,365

Summer (BC) Holdco B S.a.r.l., 5.75%, 10/31/26(8)	EUR	700	846,322

T-Mobile USA, Inc.:

2.25%, 2/15/26		270	271,687

2.625%, 2/15/29		251	249,118

Telecom Italia Finance S.A., 7.75%, 1/24/33	EUR	402	660,007

Telecom Italia SpA, 2.75%, 4/15/25(8)	EUR	467	562,107

Viavi Solutions, Inc., 3.75%, 10/1/29(1)		191	189,864

Vmed O2 UK Financing I PLC, 3.25%, 1/31/31(8)	EUR	700	812,643

VTR Comunicaciones SpA, 5.125%, 1/15/28(8)		1,067	1,108,400

			$13,820,927

Transportation — 0.4%

Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)		455	$464,100

Limak Iskenderun Uluslararasi Liman Isletmeciligi AS, 9.50%, 7/10/36(8)		1,095	1,097,117

Seaspan Corp., 5.50%, 8/1/29(1)		552	558,160

			$2,119,377

Utilities — 0.8%

Calpine Corp.:

4.50%, 2/15/28(1)		530	$537,558

5.00%, 2/1/31(1)		465	456,365

Leeward Renewable Energy Operations, LLC, 4.25%, 7/1/29(1)		261	262,636

NRG Energy, Inc.:

3.375%, 2/15/29(1)		212	206,965

3.625%, 2/15/31(1)		563	548,643

3.875%, 2/15/32(1)		318	312,038

5.75%, 1/15/28		580	615,525

16	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Utilities (continued)

Vistra Operations Co., LLC:

4.375%, 5/1/29(1)	435	$431,194

5.00%, 7/31/27(1)	580	595,225

		$3,966,149

Total Corporate Bonds (identified cost $187,573,546)		$191,223,961

Exchange-Traded Funds — 0.4%
Security	Shares	Value

SPDR® Bloomberg High Yield Bond ETF	16,455	$1,787,342

Total Exchange-Traded Funds (identified cost $1,775,988)		$1,787,342

Preferred Stocks — 0.1%
Security	Shares	Value

Distribution & Wholesale — 0.1%

WESCO International, Inc., Series A, 10.625%	22,126	$694,757

Total Preferred Stocks (identified cost $612,536)		$694,757

Senior Floating-Rate Loans — 46.8%(15)
Borrower/Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.4%

AI Convoy (Luxembourg) S.a.r.l., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 1/17/27	1,482	$1,487,014

Dynasty Acquisition Co., Inc.:

Term Loan, 3.632%, (3 mo. USD LIBOR + 3.50%), 4/6/26	2,319	2,268,971

Term Loan, 3.632%, (3 mo. USD LIBOR + 3.50%), 4/6/26	1,247	1,219,877

WP CPP Holdings, LLC, Term Loan, 4.75%, (USD LIBOR + 3.75%, Floor 1.00%), 4/30/25(16)	1,886	1,847,757

		$6,823,619

Air Transport — 0.8%

AAdvantage Loyalty IP, Ltd., Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 4/20/28	2,000	$2,083,572

Air Canada, Term Loan, 4.25%, (6 mo. USD LIBOR + 3.50%, Floor 0.75%), 8/11/28	344	348,013

Borrower/Description	Principal Amount* (000’s omitted)	Value

Air Transport (continued)

Mileage Plus Holdings, LLC, Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), 6/21/27	653	$696,577

United Airlines, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 4/21/28	479	486,128

		$3,614,290

Automotive — 2.2%

Autokiniton US Holdings, Inc., Term Loan, 5.00%, (12 mo. USD LIBOR + 4.50%, Floor 0.50%), 4/6/28	2,618	$2,624,984

Clarios Global, L.P., Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 4/30/26	2,525	2,511,216

Dayco Products, LLC, Term Loan, 4.371%, (3 mo. USD LIBOR + 4.25%), 5/19/23	97	94,480

Gates Global, LLC, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.50%, Floor 0.75%), 3/31/27	2,064	2,062,941

Les Schwab Tire Centers, Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 11/2/27	2,490	2,494,249

Truck Hero, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 1/31/28	482	480,166

Wheel Pros, LLC, Term Loan, 5.25%, (1 mo. USD LIBOR + 4.50%, Floor 0.75%), 5/11/28	380	379,024

		$10,647,060

Brokerage / Securities Dealers / Investment Houses — 0.5%

Advisor Group, Inc., Term Loan, 4.587%, (1 mo. USD LIBOR + 4.50%), 7/31/26	2,247	$2,252,188

		$2,252,188

Building and Development — 1.5%

Core & Main L.P., Term Loan, 2.588%, (1 mo. USD LIBOR + 2.50%), 7/27/28	848	$843,503

Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 8/21/25	2,256	2,243,833

Quikrete Holdings, Inc.:

Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 2/1/27	1,189	1,179,477

Term Loan, 1/31/27(17)	1,300	1,297,267

Werner FinCo L.P., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 7/24/24	1,177	1,179,474

WireCo WorldGroup, Inc., Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/30/23	577	578,124

		$7,321,678

Business Equipment and Services — 4.3%

AlixPartners, LLP, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 2/4/28	3,094	$3,089,291

Allied Universal Holdco, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 5/12/28	3,161	3,163,608

17	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Brand Energy & Infrastructure Services, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/21/24	990	$982,428

First Advantage Holdings, LLC, Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 1/31/27	737	736,520

IRI Holdings, Inc., Term Loan, 4.337%, (1 mo. USD LIBOR + 4.25%), 12/1/25	2,975	2,979,721

Iron Mountain, Inc., Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 1/2/26	2,033	2,013,810

Presidio Holdings, Inc., Term Loan, 3.628%, (USD LIBOR + 3.50%), 1/22/27(16)	2,469	2,470,678

Sabre GLBL, Inc., Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 2/22/24	985	975,547

Spin Holdco, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 3/4/28	3,584	3,599,678

Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 2/28/25(17)	338	350,487

		$20,361,768

Cable and Satellite Television — 2.6%

Altice France S.A., Term Loan, 4.125%, (3 mo. USD LIBOR + 4.00%), 8/14/26	2,684	$2,678,612

DirecTV Financing, LLC, Term Loan, 5.75%, (3 mo. USD LIBOR + 5.00%, Floor 0.75%), 7/22/27	219	219,411

Telenet Financing USD, LLC, Term Loan, 2.09%, (1 mo. USD LIBOR + 2.00%), 4/30/28	3,275	3,233,499

UPC Financing Partnership, Term Loan, 3.09%, (1 mo. USD LIBOR + 3.00%), 1/31/29	2,100	2,093,437

Virgin Media Bristol, LLC, Term Loan, 2.59%, (1 mo. USD LIBOR + 2.50%), 1/31/28	4,050	4,014,842

		$12,239,801

Chemicals and Plastics — 1.1%

Axalta Coating Systems US Holdings, Inc., Term Loan, 1.882%, (3 mo. USD LIBOR + 1.75%), 6/1/24	977	$975,905

Ferro Corporation:

Term Loan, 2.382%, (3 mo. USD LIBOR + 2.25%), 2/14/24	44	44,226

Term Loan, 2.382%, (3 mo. USD LIBOR + 2.25%), 2/14/24	43	43,285

Messer Industries GmbH, Term Loan, 2.632%, (3 mo. USD LIBOR + 2.50%), 3/1/26	1,504	1,496,497

PQ Corporation, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 6/9/28	1,027	1,028,281

Starfruit Finco B.V., Term Loan, 2.839%, (1 mo. USD LIBOR + 2.75%), 10/1/25	164	163,153

Tronox Finance, LLC, Term Loan, 2.369%, (USD LIBOR + 2.25%), 3/13/28(16)	1,642	1,630,136

		$5,381,483

Borrower/Description	Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 0.2%

Proampac PG Borrower, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/3/25	997	$1,000,195

		$1,000,195

Cosmetics / Toiletries — 0.3%

Kronos Acquisition Holdings, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 12/22/26	1,247	$1,214,389

		$1,214,389

Drugs — 2.4%

Bausch Health Companies, Inc., Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 6/2/25	2,439	$2,436,034

Curia Global, Inc., Term Loan, 4.50%, (USD LIBOR + 3.75%, Floor 0.75%), 8/30/26(16)	1,786	1,789,942

Horizon Therapeutics USA, Inc., Term Loan, 2.37%, (1 mo. USD LIBOR + 2.25%), 5/22/26	51	51,006

Jazz Financing Lux S.a.r.l., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 5/5/28	1,087	1,089,993

Mallinckrodt International Finance S.A., Term Loan, 6.00%, (6 mo. USD LIBOR + 5.25%, Floor 0.75%), 9/24/24	2,863	2,674,264

PPD, Inc., Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 1/13/28	3,284	3,282,062

		$11,323,301

Ecological Services and Equipment — 0.2%

EnergySolutions, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 5/9/25	1,179	$1,180,229

		$1,180,229

Electronics / Electrical — 10.7%

Applied Systems, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 9/19/24	4,306	$4,306,190

Banff Merger Sub, Inc., Term Loan, 3.882%, (3 mo. USD LIBOR + 3.75%), 10/2/25	3,678	3,658,099

CentralSquare Technologies, LLC, Term Loan, 3.882%, (3 mo. USD LIBOR + 3.75%), 8/29/25	1,247	1,167,000

Delta TopCo, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/1/27	995	994,793

Electro Rent Corporation, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 1/31/24	1,964	1,972,101

Epicor Software Corporation, Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 7/30/27	3,744	3,745,518

Finastra USA, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/13/24	1,480	1,473,759

Hyland Software, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 7/1/24	4,022	4,033,475

18	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Informatica, LLC, Term Loan, 10/27/28(17)	3,825	$3,820,219

LogMeIn, Inc., Term Loan, 4.834%, (1 mo. USD LIBOR + 4.75%), 8/31/27	2,545	2,544,707

MA FinanceCo., LLC, Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 6/21/24	50	49,338

Panther Commercial Holdings L.P., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.50%, Floor 0.50%), 1/7/28	1,998	2,006,239

Polaris Newco, LLC, Term Loan, 4.50%, (6 mo. USD LIBOR + 4.00%, Floor 0.50%), 6/2/28	2,250	2,258,014

Proofpoint, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 8/31/28	1,500	1,495,687

RealPage, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/24/28	2,372	2,369,282

Riverbed Technology, Inc.:

Term Loan, 7.00%, (1 mo. USD LIBOR + 6.00%, Floor 1.00%), 12/31/25	334	306,177

Term Loan - Second Lien, 12.00%, (1 mo. USD LIBOR + 11.00%, Floor 1.00%), 7.50% cash, 4.50% PIK, 12/31/26	61	19,532

Seattle Spinco, Inc., Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 6/21/24	336	333,190

SolarWinds Holdings, Inc., Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 2/5/24	1,667	1,647,585

Tibco Software, Inc.:

Term Loan, 3.84%, (1 mo. USD LIBOR + 3.75%), 6/30/26	3,307	3,252,406

Term Loan, 6/30/26(17)	500	492,969

Ultimate Software Group, Inc. (The):

Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 5/4/26	2,457	2,464,753

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 5/4/26	1,487	1,491,536

Veritas US, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/1/25	2,985	2,999,903

Vision Solutions, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 4/24/28	2,000	2,000,000

		$50,902,472

Farming / Agriculture — 0.3%

Alltech, Inc., Term Loan, 10/13/28(17)	1,250	$1,253,125

		$1,253,125

Financial Intermediaries — 0.3%

CoreLogic, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 6/2/28	1,000	$1,001,250

Spectacle Gary Holdings, LLC:

Term Loan, 11.00%, (1 mo. USD LIBOR + 9.00%, Floor 2.00%), 12/23/25	182	199,163

Borrower/Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

Spectacle Gary Holdings, LLC: (continued)

Term Loan, 11.00%, (1 mo. USD LIBOR + 9.00%, Floor 2.00%), 12/23/25	13	$14,432

		$1,214,845

Food Products — 1.7%

HLF Financing S.a.r.l., Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 8/18/25	2,382	$2,374,363

JBS USA LUX S.A., Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 5/1/26	2,860	2,853,700

Nomad Foods Europe Midco Limited, Term Loan, 2.375%, (3 mo. USD LIBOR + 2.25%), 5/15/24	2,596	2,582,963

Post Holdings, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/21/24	211	211,688

		$8,022,714

Food Service — 0.6%

1011778 B.C. Unlimited Liability Company, Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 11/19/26	2,383	$2,339,676

IRB Holding Corp., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 12/15/27	478	479,033

		$2,818,709

Health Care — 2.8%

ADMI Corp., Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 4/30/25	540	$534,285

athenahealth, Inc., Term Loan, 4.377%, (3 mo. USD LIBOR + 4.25%), 2/11/26	1,294	1,298,997

Avantor Funding, Inc.:

Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 11/21/24	1,477	1,477,651

Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 11/8/27	498	497,749

Change Healthcare Holdings, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 3/1/24	2,168	2,167,969

CHG Healthcare Services, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 9/29/28	700	701,118

National Mentor Holdings, Inc.:

Term Loan, 3.75%, 3/2/28(18)	122	120,898

Term Loan, 4.50%, (USD LIBOR + 3.75%, Floor 0.75%), 3/2/28(16)	2,611	2,598,084

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/2/28	82	82,021

Navicure, Inc., Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 10/22/26	1,688	1,691,852

Ortho-Clinical Diagnostics S.A., Term Loan, 3.08%, (1 mo. USD LIBOR + 3.00%), 6/30/25	228	227,754

19	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)

RegionalCare Hospital Partners Holdings, Inc., Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 11/16/25	108	$108,246

U.S. Anesthesia Partners, Inc., Term Loan, 4.75%, (6 mo. USD LIBOR + 4.25%, Floor 0.50%), 10/1/28	1,325	1,326,491

Verscend Holding Corp., Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 8/27/25	455	456,225

		$13,289,340

Industrial Equipment — 3.1%

Apex Tool Group, LLC, Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%, Floor 1.25%), 8/1/24	2,981	$2,987,715

DexKo Global, Inc.:

Term Loan, 0.00%, 10/4/28(18)	84	84,105

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/4/28	441	441,551

Engineered Machinery Holdings, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 5/19/28	748	750,306

EWT Holdings III Corp., Term Loan, 2.625%, (1 mo. USD LIBOR + 2.50%), 4/1/28	998	992,305

Filtration Group Corporation, Term Loan, 3.088%, (1 mo. USD LIBOR + 3.00%), 3/29/25	2,647	2,624,000

Gardner Denver, Inc., Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 3/1/27	192	189,492

Ingersoll-Rand Services Company, Term Loan, 1.837%, (1 mo. USD LIBOR + 1.75%), 3/1/27	985	972,995

LTI Holdings, Inc., Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 9/6/25	1,482	1,465,665

Robertshaw US Holding Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 2/28/25	1,912	1,852,633

Vertical US Newco, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.50%, Floor 0.50%), 7/30/27	2,234	2,240,795

		$14,601,562

Insurance — 1.5%

AmWINS Group, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 2/19/28	2,059	$2,047,974

Asurion, LLC:

Term Loan, 3.212%, (1 mo. USD LIBOR + 3.125%), 11/3/23	287	286,759

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 12/23/26	1,419	1,406,117

Term Loan - Second Lien, 5.337%, (1 mo. USD LIBOR + 5.25%), 1/31/28	1,000	997,604

USI, Inc., Term Loan, 3.132%, (3 mo. USD LIBOR + 3.00%), 5/16/24	2,215	2,201,399

		$6,939,853

Borrower/Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies — 2.3%

Bombardier Recreational Products, Inc., Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 5/24/27		719	$709,854

ClubCorp Holdings, Inc., Term Loan, 9/18/24(17)		1,250	1,182,553

Crown Finance US, Inc.:

Term Loan, 3.50%, (6 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/28/25		2,782	2,308,789

Term Loan, 3.75%, (6 mo. USD LIBOR + 2.75%, Floor 1.00%), 9/30/26		246	201,817

Term Loan, 9.25%, (6 mo. USD LIBOR + 8.25%, Floor 1.00%), 5/23/24		345	372,626

Term Loan, 15.25%, (7.00% cash, 8.25% PIK), 5/23/24(19)		431	525,402

Delta 2 (LUX) S.a.r.l., Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/1/24		3,500	3,494,533

Lindblad Expeditions, Inc.:

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 4.75% cash, 1.25% PIK, 3/27/25		20	18,967

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 4.75% cash, 1.25% PIK, 3/27/25		79	75,869

Playtika Holding Corp., Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 3/13/28		419	419,012

UFC Holdings, LLC, Term Loan, 3.50%, (6 mo. USD LIBOR + 2.75%, Floor 0.75%), 4/29/26		1,382	1,375,704

Vue International Bidco PLC, Term Loan, 4.75%, (6 mo. EURIBOR + 4.75%), 7/3/26	EUR	42	46,438

			$10,731,564

Lodging and Casinos — 0.6%

Gateway Casinos & Entertainment Limited, Term Loan, 12/1/23(17)		143	$143,059

Golden Nugget, Inc., Term Loan, 3.25%, (3 mo. USD LIBOR + 2.50%, Floor 0.75%), 10/4/23		2,380	2,370,513

Playa Resorts Holding B.V., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 4/29/24		566	553,276

			$3,066,848

Oil and Gas — 0.8%

CITGO Petroleum Corporation, Term Loan, 7.25%, (3 mo. USD LIBOR + 6.25%, Floor 1.00%), 3/28/24		3,054	$3,069,760

Prairie ECI Acquiror L.P., Term Loan, 4.837%, (1 mo. USD LIBOR + 4.75%), 3/11/26		650	629,101

			$3,698,861

Publishing — 0.7%

Getty Images, Inc., Term Loan, 4.587%, (1 mo. USD LIBOR + 4.50%), 2/19/26		3,381	$3,389,395

			$3,389,395

20	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Radio and Television — 0.4%

Sinclair Television Group, Inc., Term Loan, 2.59%, (1 mo. USD LIBOR + 2.50%), 9/30/26		1,977	$1,953,540

			$1,953,540

Retailers (Except Food and Drug) — 1.6%

BJ’s Wholesale Club, Inc., Term Loan, 2.084%, (1 mo. USD LIBOR + 2.00%), 2/3/24		1,189	$1,190,563

Great Outdoors Group, LLC, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/6/28		3,203	3,219,733

Hoya Midco, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/30/24		148	147,842

PetSmart, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/11/28		3,150	3,158,261

			$7,716,399

Steel — 0.1%

Zekelman Industries, Inc., Term Loan, 2.086%, (1 mo. USD LIBOR + 2.00%), 1/24/27		485	$481,595

			$481,595

Telecommunications — 1.4%

CenturyLink, Inc., Term Loan, 2.337%, (1 mo. USD LIBOR + 2.25%), 3/15/27		2,729	$2,701,043

Ziggo Financing Partnership, Term Loan, 2.59%, (1 mo. USD LIBOR + 2.50%), 4/30/28		3,850	3,812,101

			$6,513,144

Utilities — 0.4%

Brookfield WEC Holdings, Inc., Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 8/1/25		1,783	$1,772,823

			$1,772,823

Total Senior Floating-Rate Loans (identified cost $221,258,229)			$221,726,790

Sovereign Government Bonds — 0.5%
Security		Principal Amount (000’s omitted)	Value

Egypt — 0.2%

Arab Republic of Egypt, 7.053%, 1/15/32(8)	USD	1,370	$1,288,808

Total Egypt			$1,288,808

Security		Principal Amount (000’s omitted)	Value

Ukraine — 0.3%

Ukraine Government International Bond, 9.75%, 11/1/28(8)	USD	1,136	$1,320,775

Total Ukraine			$1,320,775

Total Sovereign Government Bonds (identified cost $2,672,264)			$2,609,583

Warrants — 0.0%(13)
Security	Shares		Value

Cineworld Group PLC, Exp. 11/23/25(5)(6)		128,689	$34,713

Sable Permian Resources, LLC, Exp. 5/2/22(4)(5)(6)		1,938,645	0

Total Warrants (identified cost $0)			$34,713

Miscellaneous — 0.0%(13)
Security		Principal Amount	Value

Surface Transport — 0.0%(13)

Hertz Corp., Escrow Certificates(5)		$105,000	$7,350

Total Miscellaneous (identified cost $0)			$7,350

Short-Term Investments — 4.6%
Description		Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(20)		21,857,933	$21,857,933

Total Short-Term Investments (identified cost $21,857,933)			$21,857,933

Total Investments — 100.7% (identified cost $483,713,291)			$477,343,707

Less Unfunded Loan Commitments — (0.0)%(13)			$(205,519)

Net Investments — 100.7% (identified cost $483,507,772)			$477,138,188

Other Assets, Less Liabilities — (0.7)%			$(3,355,318)

Net Assets — 100.0%			$473,782,870

21	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2021, the aggregate value of these securities is $129,676,040 or 27.4% of the Fund’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2021.

(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2021.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(5)	Non-income producing security.

(6)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(7)

Shares have not been registered under the Securities Act of 1933, as amended, or any other applicable state securities laws and may only be sold in certain transactions in reliance on an exemption from registration.

(8)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2021, the aggregate value of these securities is $69,472,894 or 14.7% of the Fund’s net assets.

(9)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(10)	When-issued security.

(11)	Security converts to variable rate after the indicated fixed-rate coupon period.

(12)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(13)	Amount is less than 0.05% or (0.05)%, as applicable.

(14)	Step coupon security. Interest rate represents the rate in effect at October 31, 2021.

(15)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(16)

The stated interest rate represents the weighted average interest rate at October 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(17)	This Senior Loan will settle after October 31, 2021, at which time the interest rate will be determined.
(18)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2021, the total value of unfunded loan commitments is $205,003. See Note 1G for description.

(19)	Fixed-rate loan.

(20)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

22	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	614,960	USD	713,622	State Street Bank and Trust Company	11/2/21	$—	$(2,729)

GBP	750,000	USD	1,032,304	State Street Bank and Trust Company	11/8/21	—	(5,883)

USD	24,560	EUR	21,147	State Street Bank and Trust Company	12/30/21	76	—

USD	13,251	EUR	11,408	State Street Bank and Trust Company	12/30/21	42	—

USD	8,836	EUR	7,606	State Street Bank and Trust Company	12/30/21	29	—

USD	126,301	CAD	156,000	State Street Bank and Trust Company	1/31/22	238	—

USD	13,603,246	EUR	11,690,947	State Street Bank and Trust Company	1/31/22	57,847	—

USD	12,796,666	EUR	11,000,000	State Street Bank and Trust Company	1/31/22	51,815	—

USD	15,983,869	EUR	13,755,959	State Street Bank and Trust Company	1/31/22	45,903	—

USD	620,257	EUR	531,661	State Street Bank and Trust Company	1/31/22	4,262	—

USD	715,262	EUR	614,960	State Street Bank and Trust Company	1/31/22	2,755	—

USD	5,469,268	GBP	3,973,595	State Street Bank and Trust Company	1/31/22	29,983	—

USD	1,026,172	GBP	745,452	State Street Bank and Trust Company	1/31/22	5,754	—

USD	18,188	GBP	13,237	State Street Bank and Trust Company	1/31/22	69	—

USD	17,864	GBP	13,003	State Street Bank and Trust Company	1/31/22	66	—

						$198,839	$(8,612)

Abbreviations:

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

23	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value (identified cost, $461,649,839)	$455,280,255

Affiliated investment, at value (identified cost, $21,857,933)	21,857,933

Cash	4,958,782

Foreign currency, at value (identified cost, $1,057,226)	1,056,093

Interest receivable	3,271,831

Dividends receivable from affiliated investment	705

Receivable for investments sold	2,194,978

Receivable for Fund shares sold	389,291

Receivable for open forward foreign currency exchange contracts	198,839

Tax reclaims receivable	32,125

Receivable from affiliate	52,064

Total assets	$489,292,896

Liabilities

Payable for investments purchased	$11,531,162

Payable for when-issued securities	2,498,907

Payable for Fund shares redeemed	796,646

Payable for open forward foreign currency exchange contracts	8,612

Distributions payable	113,973

Payable to affiliates:

Investment adviser and administration fee	220,620

Distribution and service fees	34,051

Trustees’ fees	1,920

Accrued expenses	304,135

Total liabilities	$15,510,026

Net Assets	$473,782,870

Sources of Net Assets

Paid-in capital	$684,095,064

Accumulated loss	(210,312,194)

Total	$473,782,870

Class A Shares

Net Assets	$61,517,630

Shares Outstanding	5,758,700

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.68

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$11.21

Class C Shares

Net Assets	$23,956,345

Shares Outstanding	2,240,587

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.69

Class I Shares

Net Assets	$345,990,248

Shares Outstanding	32,305,075

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.71

Class R6 Shares

Net Assets	$42,318,647

Shares Outstanding	3,952,875

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.71

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

24	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest and other income (net of foreign taxes, $3,676)	$20,620,164

Dividends	224,506

Dividends from affiliated investment	24,302

Total investment income	$20,868,972

Expenses

Investment adviser and administration fee	$2,472,790

Distribution and service fees

Class A	157,051

Class C	292,551

Trustees’ fees and expenses	22,085

Custodian fee	208,344

Transfer and dividend disbursing agent fees	206,256

Legal and accounting services	111,492

Printing and postage	34,770

Registration fees	90,743

Miscellaneous	31,076

Total expenses	$3,627,158

Net investment income	$17,241,814

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$11,602,494

Investment transactions — affiliated investment	(147)

Foreign currency transactions	75,739

Forward foreign currency exchange contracts	(159,899)

Net realized gain	$11,518,187

Change in unrealized appreciation (depreciation) —

Investments	$8,486,022

Foreign currency	41,161

Forward foreign currency exchange contracts	(422,197)

Net change in unrealized appreciation (depreciation)	$8,104,986

Net realized and unrealized gain	$19,623,173

Net increase in net assets from operations	$36,864,987

25	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$17,241,814	$14,387,733

Net realized gain (loss)	11,518,187	(4,301,710)

Net change in unrealized appreciation (depreciation)	8,104,986	(7,040,381)

Net increase in net assets from operations	$36,864,987	$3,045,642

Distributions to shareholders —

Class A	$(2,441,307)	$(2,182,301)

Class C	(918,488)	(1,489,679)

Class I	(13,710,039)	(11,549,478)

Class R6	(1,018,286)	(86,927)

Total distributions to shareholders	$(18,088,120)	$(15,308,385)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$6,080,465	$27,645,321

Class C	1,333,427	3,318,985

Class I	136,200,827	243,586,808

Class R6	39,586,888	2,954,799

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,754,967	1,688,794

Class C	902,296	1,270,848

Class I	13,427,614	11,146,623

Class R6	762,586	86,848

Cost of shares redeemed

Class A	(15,237,768)	(17,905,187)

Class C	(11,112,929)	(22,544,513)

Class I	(122,147,920)	(146,092,195)

Class R6	(1,318,306)	(1,009,246)

Net asset value of shares converted

Class A	2,979,653	1,595,203

Class C	(2,979,653)	(1,595,203)

Issued in connection with tax-free reorganization (see Note 12)

Class A	—	49,265,322

Class C	—	56,076,812

Class I	—	132,888,445

Class R6	—	968,404

Net increase in net assets from Fund share transactions	$50,232,147	$343,346,868

Net increase in net assets	$69,009,014	$331,084,125

Net Assets

At beginning of year	$404,773,856	$73,689,731

At end of year	$473,782,870	$404,773,856

26	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Financial Highlights

	Class A

	Year Ended October 31,
	2021	2020		2019		2018		2017

Net asset value — Beginning of year	$10.210	$10.760		$10.620		$10.830		$10.030

Income (Loss) From Operations

Net investment income(1)	$0.394	$0.423		$0.496		$0.216		$0.142

Net realized and unrealized gain (loss)	0.489	(0.500)		0.148		(0.118)		0.860

Total income (loss) from operations	$0.883	$(0.077)		$0.644		$0.098		$1.002

Less Distributions

From net investment income	$(0.413)	$(0.473)		$(0.504)		$(0.308)		$(0.202)

Total distributions	$(0.413)	$(0.473)		$(0.504)		$(0.308)		$(0.202)

Net asset value — End of year	$10.680	$10.210		$10.760		$10.620		$10.830

Total Return(2)	8.73%	(0.66	)%(3)	6.22	%(3)	0.89	%(3)	10.12	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$61,518	$63,023		$3,888		$1,032		$25,477

Ratios (as a percentage of average daily net assets):(4)

Expenses	0.96%	0.99	%(3)	1.00	%(3)	1.08	%(3)(5)(6)	1.08	%(3)(5)(6)

Net investment income	3.70%	4.13%		4.64%		2.00%		1.37%

Portfolio Turnover.	76%	93%		96%		113	%(7)	55	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator (and sub-adviser, if applicable) reimbursed certain operating expenses (equal to 0.01%, 0.70%, 0.22% and 0.14% of average daily net assets for the years ended October 31, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolios.

(5)

Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.26% and 0.27% of average daily net assets for the years ended October 31, 2018 and 2017, respectively).

(6)	Includes interest and dividend expense, including on securities sold short, of less than 0.005% of average daily net assets for each of the years ended October 31, 2018 and 2017.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018 and fiscal years prior thereto.

27	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Financial Highlights — continued

	Class C

	Year Ended October 31,
	2021	2020		2019		2018		2017

Net asset value — Beginning of year	$10.220	$10.770		$10.620		$10.790		$9.990

Income (Loss) From Operations

Net investment income(1)	$0.315	$0.353		$0.411		$0.159		$0.057

Net realized and unrealized gain (loss)	0.489	(0.508)		0.154		(0.090)		0.866

Total income (loss) from operations	$0.804	$(0.155)		$0.565		$0.069		$0.923

Less Distributions

From net investment income	$(0.334)	$(0.395)		$(0.415)		$(0.239)		$(0.123)

Total distributions	$(0.334)	$(0.395)		$(0.415)		$(0.239)		$(0.123)

Net asset value — End of year	$10.690	$10.220		$10.770		$10.620		$10.790

Total Return(2)	7.92%	(1.40	)%(3)	5.43	%(3)	0.63	%(3)	9.33	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$23,956	$34,273		$1,259		$693		$1,366

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.71%	1.74	%(3)	1.75	%(3)	1.82	%(3)(5)(6)	1.83	%(3)(5)(6)

Net investment income	2.95%	3.45%		3.85%		1.48%		0.56%

Portfolio Turnover.	76%	93%		96%		113	%(7)	55	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator (and sub-adviser, if applicable) reimbursed certain operating expenses (equal to 0.01%, 0.70%, 0.28% and 0.14% of average daily net assets for the years ended October 31, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolios.

(5)

Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.26% and 0.27% of average daily net assets for the years ended October 31, 2018 and 2017, respectively).

(6)	Includes interest and dividend expense, including on securities sold short, of less than 0.005% of average daily net assets for each of the years ended October 31, 2018 and 2017.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018 and fiscal years prior thereto.

28	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2021	2020		2019		2018		2017

Net asset value — Beginning of year	$10.240	$10.790		$10.650		$10.820		$10.020

Income (Loss) From Operations

Net investment income(1)	$0.420	$0.449		$0.526		$0.278		$0.153

Net realized and unrealized gain (loss)	0.491	(0.499)		0.146		(0.093)		0.875

Total income (loss) from operations	$0.911	$(0.050)		$0.672		$0.185		$1.028

Less Distributions

From net investment income	$(0.441)	$(0.500)		$(0.532)		$(0.355)		$(0.228)

Total distributions	$(0.441)	$(0.500)		$(0.532)		$(0.355)		$(0.228)

Net asset value — End of year	$10.710	$10.240		$10.790		$10.650		$10.820

Total Return(2)	8.99%	(0.40	)%(3)	6.48	%(3)	1.72	%(3)	10.41	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$345,990	$304,389		$68,533		$17,654		$12,883

Ratios (as a percentage of average daily net assets):(4)

Expenses	0.71%	0.74	%(3)	0.75	%(3)	0.81	%(3)(5)(6)	0.83	%(3)(5)(6)

Net investment income	3.93%	4.38%		4.90%		2.59%		1.47%

Portfolio Turnover.	76%	93%		96%		113	%(7)	55	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator (and sub-adviser, if applicable) reimbursed certain operating expenses (equal to 0.01%, 0.70%, 0.33% and 0.14% of average daily net assets for the years ended October 31, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolios.

(5)

Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.26% and 0.27% of average daily net assets for the years ended October 31, 2018 and 2017, respectively).

(6)	Includes interest and dividend expense, including on securities sold short, of less than 0.005% of average daily net assets for each of the years ended October 31, 2018 and 2017.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018 and fiscal years prior thereto.

29	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Financial Highlights — continued

	Class R6

	Year Ended October 31,			Period Ended October 31, 2019(1)
	2021	2020

Net asset value — Beginning of period	$10.230	$10.790		$10.820

Income (Loss) From Operations

Net investment income(2)	$0.418	$0.443		$0.059

Net realized and unrealized gain (loss)	0.507	(0.501)		(0.011)

Total income (loss) from operations	$0.925	$(0.058)		$0.048

Less Distributions

From net investment income	$(0.445)	$(0.502)		$(0.078)

Total distributions	$(0.445)	$(0.502)		$(0.078)

Net asset value — End of period	$10.710	$10.230		$10.790

Total Return(3)	9.13%	(0.47	)%(4)	0.44	%(4)(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$42,319	$3,089		$10

Ratios (as a percentage of average daily net assets):

Expenses	0.65%	0.69	%(4)	0.75	%(4)(6)

Net investment income	3.90%	4.34%		3.40	%(6)

Portfolio Turnover	76%	93%		96	%(7)

(1)	For the period from the commencement of operations, September 3, 2019, to October 31, 2019.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01% and 0.68% of average daily net assets for the year ended October 31, 2020 and the period ended October 31, 2019, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Annualized.

(7)	For the year ended October 31, 2019.

30	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Multi-Asset Credit Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

31

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Notes to Financial Statements — continued

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2021, the Fund had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

32

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Notes to Financial Statements — continued

K  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (if any) are made annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$18,088,120	$15,308,385

During the year ended October 31, 2021, accumulated loss was increased by $66,268 and paid-in capital was increased by $66,268 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$279,065

Deferred capital losses	(203,113,850)

Net unrealized depreciation	(7,363,436)

Distributions payable	(113,973)

Accumulated loss	$(210,312,194)

At October 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $203,113,850 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2021, $203,113,850 are long-term.

Deferred capital losses of $202,903,992 included in the amounts above are available to the Fund as a result of the reorganization on December 13, 2019 (see Note 12). Utilization of a portion of the Fund’s deferred capital losses may be limited in accordance with certain income tax regulations.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$484,500,749

Gross unrealized appreciation	$8,256,645

Gross unrealized depreciation	(15,619,206)

Net unrealized depreciation	$(7,362,561)

33

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Notes to Financial Statements — continued

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory and administrative agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. The Fund’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Fund’s investment advisory and administrative agreement and related fee reduction agreement with EVM in effect prior to March 1, 2021), the investment adviser and administration fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.550%

$1 billion but less than $2.5 billion	0.530%

$2.5 billion but less than $5 billion	0.510%

$5 billion and over	0.500%

For the year ended October 31, 2021, the investment adviser and administration fee amounted to $2,472,790 or 0.55% of the Fund’s average daily net assets. Pursuant to an investment sub-advisory agreement, EVM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, EVM entered into a new investment sub-advisory agreement with EVAIL, which took effect on March 1, 2021. EVM pays EVAIL a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM and EVAIL have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.99%, 1.74%, 0.74% and 0.69% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R6, respectively. This agreement may be changed or terminated after February 28, 2022. Pursuant to this agreement, no operating expenses were allocated to EVM and EVAIL for the year ended October 31, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2021, EVM earned $8,356 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Class A and Class C shares (see Note 5) and contingent deferred sales charges (see Note 6).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended October 31, 2021 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$384,607,478	$323,396,529

U.S. Government and Agency Securities	1,502,109	3,632,492

	$386,109,587	$327,029,021

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and

34

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Notes to Financial Statements — continued

facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2021 amounted to $157,051 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2021, the Fund paid or accrued to EVD $219,414 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2021 amounted to $73,137 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2021, the Fund was informed that EVD received approximately $1,000 and $100 of CDSCs paid by Class A and Class C shareholders, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2021	2020

Sales	570,342	2,705,317

Issued to shareholders electing to receive payments of distributions in Fund shares	164,533	165,554

Redemptions	(1,431,541)	(1,752,775)

Issued in connection with tax-free reorganization (see Note 12)	—	4,539,278

Converted from Class C shares	282,289	154,427

Net increase (decrease)	(414,377)	5,811,801

	Year Ended October 31,
Class C	2021	2020

Sales	125,590	329,726

Issued to shareholders electing to receive payments of distributions in Fund shares	84,549	124,404

Redemptions	(1,041,563)	(2,224,762)

Issued in connection with tax-free reorganization (see Note 12)	—	5,162,109

Converted to Class A shares	(282,021)	(154,285)

Net increase (decrease)	(1,113,445)	3,237,192

35

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2021	2020

Sales	12,756,957	24,517,251

Issued to shareholders electing to receive payments of distributions in Fund shares	1,255,082	1,089,222

Redemptions	(11,445,365)	(14,432,115)

Issued in connection with tax-free reorganization (see Note 12)	—	12,212,440

Net increase	2,566,674	23,386,798

	Year Ended October 31,
Class R 6	2021	2020

Sales	3,703,402	301,127

Issued to shareholders electing to receive payments of distributions in Fund shares	71,105	8,514

Redemptions	(123,440)	(97,770)

Issued in connection with tax-free reorganization (see Note 12)	—	89,006

Net increase	3,651,067	300,877

At October 31, 2021, an Eaton Vance collective investment trust and donor advised and pooled income funds (established and maintained by a public charity) managed by EVM owned in the aggregate 23.6% of the value of the outstanding shares of the Fund.

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2021 is included in the Portfolio of Investments. At October 31, 2021, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $8,612. At October 31, 2021, there were no assets pledged by the Fund for such liability.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under

36

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Notes to Financial Statements — continued

an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2021 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$198,839	(1)	$(8,612	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of October 31, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

State Street Bank and Trust Company	$198,839	$(8,612)	$(190,227)	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

State Street Bank and Trust Company	$(8,612)	$8,612	$—	$—	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(159,899)	$(422,197)

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2021, which is indicative of the volume of this derivative type, was approximately $70,345,000.

37

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Notes to Financial Statements — continued

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2021.

10  Investments in Affiliated Funds

At October 31, 2021, the value of the Fund’s investment in affiliated funds was $21,857,933, which represents 4.6% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$17,738,064	$357,828,204	$(353,708,188)	$(147)	$—	$21,857,933	$24,302	21,857,933

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

38

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Notes to Financial Statements — continued

At October 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Asset-Backed Securities	$—	$25,174,411	$—	$25,174,411

Collateralized Mortgage Obligations	—	4,398,521	—	4,398,521

Commercial Mortgage-Backed Securities	—	5,943,481	—	5,943,481

Common Stocks	—	1,097,577	0	1,097,577

Convertible Bonds	—	787,288	—	787,288

Corporate Bonds	—	191,223,961	—	191,223,961

Exchange-Traded Funds	1,787,342	—	—	1,787,342

Preferred Stocks	694,757	—	—	694,757

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	221,521,271	—	221,521,271

Sovereign Government Bonds	—	2,609,583	—	2,609,583

Warrants	—	34,713	0	34,713

Miscellaneous	—	7,350	—	7,350

Short-Term Investments	—	21,857,933	—	21,857,933

Total Investments	$2,482,099	$474,656,089	$0	$477,138,188

Forward Foreign Currency Exchange Contracts	$—	$198,839	$—	$198,839

Total	$2,482,099	$474,854,928	$0	$477,337,027

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(8,612)	$—	$(8,612)

Total	$—	$(8,612)	$—	$(8,612)

*	None of unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.

12  Reorganization

At the close of business on December 13, 2019, the Fund acquired the net assets of Eaton Vance Multisector Income Fund (Multisector Income Fund) pursuant to an Agreement and Plan of Reorganization approved by shareholders of Multisector Income Fund. The purpose of the transaction was to combine two funds managed by EVM with substantially similar investment objectives and policies. The reorganization was accomplished by a tax-free exchange of 4,386,415 shares of Class A of the Fund (valued at $47,606,278) for the 4,547,826 shares of Class A of Multisector Income Fund, 5,162,109 shares of Class C of the Fund (valued at $56,076,812) for the 5,370,501 shares of Class C of Multisector Income Fund, 12,212,440 shares of Class I of the Fund (valued at $132,888,445) for the 12,694,327 shares of Class I of Multisector Income Fund, 152,863 shares of Class A of the Fund (valued at $1,659,044) for the 158,727 shares of Class R of Multisector Income Fund and 89,006 shares of Class R6 of the Fund (valued at $968,404) for the 92,471 shares of Class R6 of Multisector Income Fund, each outstanding on December 13, 2019.

The investment portfolio of Multisector Income Fund, with a fair value of $169,177,982 and identified cost of $176,544,264 and cash were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the identified cost of the investments received from Multisector Income Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately before the acquisition were $95,039,766. The net assets of Multisector Income Fund at that date of $239,198,983, including $206,134,234 of accumulated net realized losses and $7,329,068 of unrealized depreciation, were combined with those of the Fund, resulting in combined net assets of $334,238,749.

39

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Notes to Financial Statements — continued

Assuming the acquisition had been completed on November 1, 2019, the beginning of the Fund’s annual reporting period, the Fund’s pro forma results of operations for the year ended October 31, 2020 are as follows:

Net investment income	$15,350,798

Net realized and unrealized loss	$(11,304,651)

Net increase in net assets from operations	$4,046,147

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it was not practicable to separate the amounts of revenue and earnings of Multisector Income Fund since December 13, 2019 through the period ended October 31, 2020.

13  Risks and Uncertainties

LIBOR Transition Risk

Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

40

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Multi-Asset Credit Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Multi-Asset Credit Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers, and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 16, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

41

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.

163(j) Interest Dividends.  For the fiscal year ended October 31, 2021, the Fund designates 98.62% of distributions from net investment income as a 163(j) interest dividend.

42

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

43

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

44

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

45

Eaton Vance

Multi-Asset Credit Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

46

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

47

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

48

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

49

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This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5796    10.31.21

Eaton Vance

Short Duration High Income Fund

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2021

Eaton Vance

Short Duration High Income Fund

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended October 31, 2021, the U.S. high yield market rebounded from the prior COVID-19 pandemic-hampered year on the strength of a recovering economy and widespread vaccinations.

In the final months of calendar 2020, the outcome of the U.S. presidential election and the development of vaccines were bullish for high yield markets and riskier assets. Performance across the global high yield landscape was also buoyed in late 2020 by congressional passage of a new fiscal stimulus package. Meanwhile, global central banks reaffirmed that their monetary policies would remain accommodative for the foreseeable future.

In the first quarter of calendar 2021, the introduction of vaccines, government stimulus, and accommodative central banks were supportive for risk markets. However, concerns that increased fiscal spending and surging growth might hasten increases in short-term interest rates moderated returns.

In the second quarter of calendar 2021, U.S. and global high yield markets posted strong returns amid successful vaccine rollouts, accommodative central bank policies, and a robust economic rebound. This good news was tempered by elevated inflation readings in the U.S.

U.S. and global high yield markets were modest in the third quarter of calendar 2021. Global growth remained above trend, and the fundamentals of high yield issuers continued to improve. However, inflation numbers increased and investors became unsettled by a potential economic slowdown in China and increased private sector intervention by the Chinese Communist Party. In the final month of the period, a report showed inflation rising faster than anticipated, sending high yield bond returns into negative territory for the month.

Nevertheless, the ICE BofA U.S. High Yield Index returned 10.74% for the one-year period ended October 31, 2021. During the same period, the Bloomberg U.S. Aggregate Bond Index returned –0.48%.

High yield issuance during the 12-month period totaled $500 billion, up from $485 billion in the prior one-year period. By period-end, the trailing 12-month par-weighted default rate decreased to 0.36% from 6.34% at the end of the prior one-year period.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Short Duration High Income Fund (the Fund) returned 8.39% for Class A shares at net asset value (NAV), outperforming its benchmark, the ICE BofA U.S. High Yield Cash Pay BB-B 1–3 Year Index (the Index), which returned 7.56%.

Security selection contributed to performance relative to the Index during the period. Credit selections within the energy sector were the main contributor to the Fund’s outperformance. Selection decisions in the aerospace and homebuilders & real estate sectors also enhanced relative returns. In contrast, credit selections within the diversified financial services and retail sectors detracted from relative returns during the period.

The Fund’s sector allocation further contributed to performance relative to the Index. An underweight exposure to the telecommunications sector had a positive impact on relative performance. However, an overweight exposure to the aerospace sector and an underweight exposure to leisure — one of the strongest-performing sectors within the Index — weighed on relative returns.

Allocation by credit rating added to relative performance during the period. An underweight exposure to BB rated securities and out-of-Index allocations to CC and CCC rated securities were especially beneficial. An overweight exposure to B rated securities also enhanced relative performance.

Security selection by credit rating detracted from performance relative to the Index during the period. Credit selections within the B and BBB rated segments weighed on relative returns. However, selections in BB rated securities contributed to relative performance.

The Fund’s security selections and an overweight exposure to bonds with maturity durations between 2 and 5 years contributed to performance relative to the Index during the period. Credit selections in bonds with durations of less than 2 years also added to returns relative to the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Performance2,3

Portfolio Managers Kelley Baccei Gerrity and Stephen C. Concannon, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception

Class A at NAV	11/01/2013	02/21/2012	8.39%	4.10%	4.22%
Class A with 2.25% Maximum Sales Charge	—	—	5.95	3.63	3.97

Class I at NAV	11/01/2013	02/21/2012	8.65	4.33	4.44

ICE BofA U.S. High Yield Cash Pay BB-B 1–3 Year Index	—	—	7.56%	4.61%	4.98%

% Total Annual Operating Expense Ratios[4]				Class A	Class I

Gross				1.21%	0.96%
Net				0.90	0.65

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class I	$250,000	02/21/2012	$381,082	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Fund Profile

Credit Quality (% of total investments)5,6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

ICE BofA U.S. High Yield Cash Pay BB-B 1–3 Year Index is an unmanaged index of U.S. corporate bonds currently paying a coupon, rated BB1 through B3, and having a maturity less than 3 years. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of Class A and Class I is linked to the performance of Short Duration High Income Portfolio (the Portfolio), the Portfolio the Fund invested in prior to June 15, 2020. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance since inception for an index, if presented, is the performance since the Portfolio’s inception. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. For purposes of ratings restrictions, the average of Moody’s, S&P and Fitch is used. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

ICE BofA U.S. High Yield Index is an unmanaged index of below- investment grade U.S. corporate bonds. Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Risk asset is a term broadly used to describe any asset that is not a high-quality government bond. A risk market refers to markets in these assets.

5

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period* (5/1/21 – 10/31/21)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,016.20	$4.57	**	0.90%
Class I	$1,000.00	$1,017.50	$3.31	**	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.67	$4.58	**	0.90%
Class I	$1,000.00	$1,021.93	$3.31	**	0.65%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Portfolio of Investments

Commercial Mortgage-Backed Securities — 1.1%
Security	Principal Amount (000’s omitted)	Value

BAMLL Commercial Mortgage Securities Trust, Series 2019-BPR, Class ENM, 3.843%, 11/5/32(1)(2)	$795	$760,794

Total Commercial Mortgage-Backed Securities (identified cost $754,388)		$760,794

Convertible Bonds — 0.2%
Security	Principal Amount (000’s omitted)	Value

Air Transportation — 0.2%

Air Transport Services Group, Inc., 1.125%, 10/15/24	$158	$167,875

Total Convertible Bonds (identified cost $146,175)		$167,875

Convertible Preferred Stocks — 0.2%
Security	Shares	Value

Healthcare — 0.2%

Becton Dickinson and Co., Series B, 6.00%	2,622	$137,917

Total Convertible Preferred Stocks (identified cost $136,469)		$137,917

Corporate Bonds — 79.0%
Security	Principal Amount* (000’s omitted)	Value

Aerospace — 1.3%

Howmet Aerospace, Inc., 6.875%, 5/1/25	5	$5,800

Rolls-Royce PLC, 3.625%, 10/14/25(1)	245	250,512

Spirit AeroSystems, Inc., 5.50%, 1/15/25(1)	624	650,520

		$906,832

Air Transportation — 0.6%

American Airlines Group, Inc., 5.00%, 6/1/22(1)	375	$376,406

United Airlines Holdings, Inc., 4.25%, 10/1/22	65	66,349

		$442,755

Automotive & Auto Parts — 6.8%

Clarios Global, L.P., 6.75%, 5/15/25(1)	299	$315,406

Security	Principal Amount* (000’s omitted)	Value

Automotive & Auto Parts (continued)

Ford Motor Co.:

8.50%, 4/21/23	817	$896,862

9.00%, 4/22/25	1,095	1,318,106

Ford Motor Credit Co., LLC:

3.37%, 11/17/23	200	205,500

3.664%, 9/8/24	1,225	1,269,406

4.25%, 9/20/22	200	204,812

5.125%, 6/16/25	450	488,813

		$4,698,905

Broadcasting — 1.1%

Netflix, Inc., 5.50%, 2/15/22	500	$507,500

Sirius XM Radio, Inc., 3.125%, 9/1/26(1)	96	96,240

Townsquare Media, Inc., 6.875%, 2/1/26(1)	118	123,458

		$727,198

Cable & Satellite TV — 3.9%

CSC Holdings, LLC, 5.25%, 6/1/24	1,250	$1,317,187

DISH DBS Corp.:

5.00%, 3/15/23	838	868,378

5.875%, 7/15/22	500	513,125

		$2,698,690

Chemicals — 2.3%

Compass Minerals International, Inc., 4.875%, 7/15/24(1)	867	$903,848

Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26(1)	650	665,031

		$1,568,879

Diversified Financial Services — 7.4%

Alliance Data Systems Corp., 4.75%, 12/15/24(1)	1,249	$1,279,279

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.:

4.75%, 9/15/24	650	674,502

6.75%, 2/1/24	313	318,086

MoneyGram International, Inc., 5.375%, 8/1/26(1)	89	89,334

Navient Corp.:

6.125%, 3/25/24	388	415,645

6.50%, 6/15/22	500	515,000

7.25%, 9/25/23	450	490,500

OneMain Finance Corp., 5.625%, 3/15/23	550	579,134

PRA Group, Inc., 7.375%, 9/1/25(1)	656	700,280

		$5,061,760

7	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Energy — 9.2%

AmeriGas Partners, L.P./AmeriGas Finance Corp.:

5.50%, 5/20/25	70	$75,952

5.625%, 5/20/24	250	270,312

Continental Resources, Inc.:

3.80%, 6/1/24	385	404,731

4.50%, 4/15/23	53	55,182

CVR Energy, Inc., 5.25%, 2/15/25(1)	300	296,733

DCP Midstream Operating, L.P., 3.875%, 3/15/23	375	387,187

Endeavor Energy Resources, L.P./EER Finance, Inc., 6.625%, 7/15/25(1)	186	196,376

EQM Midstream Partners, L.P.:

4.00%, 8/1/24	600	623,250

6.00%, 7/1/25(1)	85	92,331

Genesis Energy, L.P./Genesis Energy Finance Corp., 5.625%, 6/15/24	258	257,355

Great Western Petroleum, LLC/Great Western Finance Corp., 12.00%, 9/1/25(1)	563	572,661

Nabors Industries, Inc., 9.00%, 2/1/25(1)	152	157,568

Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	720	737,100

Occidental Petroleum Corp., 3.45%, 7/15/24	521	534,622

PBF Holding Co., LLC/PBF Finance Corp., 9.25%, 5/15/25(1)	265	257,629

Tap Rock Resources, LLC, 7.00%, 10/1/26(1)	167	172,164

Tervita Corp., 11.00%, 12/1/25(1)	322	370,719

Transocean Poseidon, Ltd., 6.875%, 2/1/27(1)	81	80,920

Transocean Proteus, Ltd., 6.25%, 12/1/24(1)	165	166,874

Western Midstream Operating, L.P., 4.00%, 7/1/22	624	631,020

		$6,340,686

Entertainment & Film — 0.1%

AMC Entertainment Holdings, Inc., 10.50%, 4/15/25(1)	42	$45,150

		$45,150

Environmental — 0.8%

GFL Environmental, Inc., 3.75%, 8/1/25(1)	530	$546,006

		$546,006

Food & Drug Retail — 2.0%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 3.50%, 2/15/23(1)	624	$635,700

Safeway, Inc., 4.75%, 12/1/21	759	763,717

		$1,399,417

Security	Principal Amount* (000’s omitted)	Value

Food, Beverage & Tobacco — 1.1%

Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(1)	578	$621,327

Performance Food Group, Inc., 6.875%, 5/1/25(1)	152	160,550

		$781,877

Gaming — 4.6%

Caesars Entertainment, Inc., 6.25%, 7/1/25(1)	602	$633,966

Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(1)	480	494,846

MGM Resorts International, 6.00%, 3/15/23	950	1,003,647

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp., 4.25%, 5/30/23(1)	1,005	1,011,281

		$3,143,740

Healthcare — 5.3%

Bausch Health Cos., Inc., 9.00%, 12/15/25(1)	505	$530,412

CHS/Community Health Systems, Inc., 6.625%, 2/15/25(1)	288	299,880

HCA, Inc., 5.875%, 5/1/23	400	428,000

Jaguar Holding Co. II/PPD Development, L.P., 4.625%, 6/15/25(1)	101	105,040

Legacy LifePoint Health, LLC, 6.75%, 4/15/25(1)	71	74,461

ModivCare, Inc., 5.875%, 11/15/25(1)	257	270,171

Prime Healthcare Services, Inc., 7.25%, 11/1/25(1)	118	125,818

Tenet Healthcare Corp., 6.75%, 6/15/23	963	1,036,429

Teva Pharmaceutical Finance Co., B.V., 3.65%, 11/10/21	290	290,162

US Acute Care Solutions, LLC, 6.375%, 3/1/26(1)	250	259,687

Varex Imaging Corp., 7.875%, 10/15/27(1)	204	227,246

		$3,647,306

Homebuilders & Real Estate — 7.9%

Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC, 4.50%, 4/1/27(1)	204	$199,155

Empire Communities Corp., 7.00%, 12/15/25(1)	318	329,527

Five Point Operating Co., L.P./Five Point Capital Corp., 7.875%, 11/15/25(1)	400	416,700

Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(1)	30	30,525

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24	450	488,744

Outfront Media Capital, LLC/Outfront Media Capital Corp., 6.25%, 6/15/25(1)	70	73,325

8	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Homebuilders & Real Estate (continued)

Service Properties Trust:

4.50%, 6/15/23		1,070	$1,092,737

4.65%, 3/15/24		150	151,500

5.00%, 8/15/22		82	82,513

Uniti Group, L.P./Uniti Fiber Holdings, Inc./CSL Capital, LLC, 7.125%, 12/15/24(1)		1,249	1,280,225

VICI Properties, L.P./VICI Note Co., Inc., 3.50%, 2/15/25(1)		624	635,700

Vivion Investments S.a.r.l., 3.00%, 8/8/24(3)	EUR	600	669,782

			$5,450,433

Insurance — 1.3%

Acrisure, LLC/Acrisure Finance, Inc., 7.00%, 11/15/25(1)		624	$631,020

AssuredPartners, Inc., 7.00%, 8/15/25(1)		250	253,750

			$884,770

Leisure — 4.4%

Carnival Corp., 7.625%, 3/1/26(1)		39	$41,139

NCL Corp., Ltd.:

3.625%, 12/15/24(1)		1,027	967,947

12.25%, 5/15/24(1)		300	354,264

Powdr Corp., 6.00%, 8/1/25(1)		332	347,853

Royal Caribbean Cruises, Ltd.:

5.25%, 11/15/22		240	246,300

9.125%, 6/15/23(1)		195	211,971

Six Flags Entertainment Corp., 4.875%, 7/31/24(1)		193	194,689

Viking Cruises, Ltd., 6.25%, 5/15/25(1)		687	684,619

			$3,048,782

Metals & Mining — 1.2%

New Gold, Inc.:

6.375%, 5/15/25(1)		80	$82,460

7.50%, 7/15/27(1)		710	767,687

			$850,147

Paper — 0.3%

Clearwater Paper Corp., 5.375%, 2/1/25(1)		187	$202,148

			$202,148

Restaurant — 1.4%

Dave & Buster’s, Inc., 7.625%, 11/1/25(1)		920	$989,101

			$989,101

Security		Principal Amount* (000’s omitted)	Value

Services — 3.7%

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 6.625%, 7/15/26(1)		469	$493,332

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(1)		750	777,187

Korn Ferry, 4.625%, 12/15/27(1)		500	516,250

Sabre GLBL, Inc., 9.25%, 4/15/25(1)		225	260,324

WESCO Distribution, Inc., 7.125%, 6/15/25(1)		438	464,828

			$2,511,921

Steel — 2.4%

Allegheny Ludlum, LLC, 6.95%, 12/15/25		624	$682,500

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(1)		925	981,217

			$1,663,717

Super Retail — 0.5%

Hanesbrands, Inc., 4.625%, 5/15/24(1)		249	$259,894

L Brands, Inc., 9.375%, 7/1/25(1)		16	19,860

Penske Automotive Group, Inc., 3.50%, 9/1/25		90	92,587

			$372,341

Technology — 2.0%

Go Daddy Operating Co., LLC/GD Finance Co., Inc., 5.25%, 12/1/27(1)		540	$560,925

Seagate HDD Cayman, 4.875%, 3/1/24		750	801,600

			$1,362,525

Telecommunications — 4.8%

Altice France S.A., 2.50%, 1/15/25(3)	EUR	600	$681,123

DKT Finance ApS, 9.375%, 6/17/23(1)		250	254,375

Iliad Holding SAS, 6.50%, 10/15/26(1)		210	216,651

Lumen Technologies, Inc., 7.50%, 4/1/24		937	1,029,529

Sprint Communications, Inc., 6.00%, 11/15/22		1,100	1,155,253

			$3,336,931

Transport Excluding Air & Rail — 0.9%

Fenix Marine Service Holdings, Ltd., 8.00%, 1/15/24		562	$616,882

			$616,882

Utility — 1.7%

NextEra Energy Operating Partners, L.P., 4.25%, 7/15/24(1)		450	$476,978

9	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Utility (continued)

TerraForm Power Operating, LLC, 4.25%, 1/31/23(1)	650	$663,812

		$1,140,790

Total Corporate Bonds (identified cost $53,687,204)		$54,439,689

Exchange-Traded Funds — 2.4%
Security	Shares	Value

iShares iBoxx High Yield Corporate Bond ETF	4,000	$347,720

SPDR Bloomberg High Yield Bond ETF	12,000	1,303,440

Total Exchange-Traded Funds (identified cost $1,670,480)		$1,651,160

Senior Floating-Rate Loans — 13.0%(4)
Borrower/Description	Principal Amount (000’s omitted)	Value

Air Transportation — 2.8%

Mileage Plus Holdings, LLC, Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), 6/21/27	$850	$906,168

SkyMiles IP, Ltd., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/20/27	950	1,012,759

		$1,918,927

Automotive & Auto Parts — 1.6%

Truck Hero, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 1/31/28	$622	$620,359

Wheel Pros, LLC, Term Loan, 5/11/28(5)	500	498,716

		$1,119,075

Broadcasting — 0.4%

Playtika Holding Corp., Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 3/13/28	$310	$309,715

		$309,715

Food, Beverage & Tobacco — 0.6%

Post Holdings, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/21/24	$408	$409,850

		$409,850

Borrower/Description	Principal Amount (000’s omitted)	Value

Gaming — 0.1%

Spectacle Gary Holdings, LLC:

Term Loan, 11.00%, (1 mo. USD LIBOR + 9.00%, Floor 2.00%), 12/23/25	$80	$87,388

Term Loan, 11.00%, (1 mo. USD LIBOR + 9.00%, Floor 2.00%), 12/23/25	6	6,332

		$93,720

Healthcare — 0.7%

RegionalCare Hospital Partners Holdings, Inc., Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 11/16/25	$296	$295,453

Verscend Holding Corp., Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 8/27/25	166	166,082

		$461,535

Hotels — 0.2%

Playa Resorts Holding B.V., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 4/29/24	$141	$138,346

		$138,346

Insurance — 1.4%

Asurion, LLC:

Term Loan, 11/3/24(5)	$350	$347,885

Term Loan - Second Lien, 5.337%, (1 mo. USD LIBOR + 5.25%), 1/31/28	360	359,137

Term Loan - Second Lien, 5.337%, (1 mo. USD LIBOR + 5.25%), 1/20/29	102	101,703

Sedgwick Claims Management Services, Inc., Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 12/31/25	150	148,353

		$957,078

Restaurant — 1.4%

IRB Holding Corp., Term Loan, 2/5/25(5)	$955	$954,045

		$954,045

Services — 0.9%

AlixPartners, LLP, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 2/4/28	$96	$95,361

Spin Holdco, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 3/4/28	186	186,493

Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 2/28/25(5)	327	339,264

		$621,118

10	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Portfolio of Investments — continued

Borrower/Description	Principal Amount (000’s omitted)	Value

Super Retail — 0.3%

PetSmart, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/11/28	$177	$177,015

		$177,015

Technology — 2.6%

LogMeIn, Inc., Term Loan, 4.833%, (1 mo. USD LIBOR + 4.75%), 8/31/27	$971	$970,669

Presidio Holdings, Inc., Term Loan, 3.628%, (USD LIBOR + 3.50%), 1/22/27(6)	622	622,651

RealPage, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/24/28	102	101,883

Riverbed Technology, Inc.:

Term Loan, 7.00%, (1 mo. USD LIBOR + 6.00%, Floor 1.00%), 12/31/25	65	59,231

Term Loan - Second Lien, 12.00%, (1 mo. USD LIBOR + 11.00%, Floor 1.00%), 7.50% cash, 4.50% PIK, 12/31/26	30	9,766

		$1,764,200

Total Senior Floating-Rate Loans (identified cost $8,922,192)		$8,924,624

Short-Term Investments — 6.6%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(7)	4,550,435	$4,550,435

Total Short-Term Investments (identified cost $4,550,435)		$4,550,435

Total Investments — 102.5% (identified cost $69,867,343)		$70,632,494

Other Assets, Less Liabilities — (2.5)%		$(1,693,987)

Net Assets — 100.0%		$68,938,507

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2021, the aggregate value of these securities is $29,993,162 or 43.5% of the Fund’s net assets.

(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2021.

(3)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2021, the aggregate value of these securities is $1,350,905 or 2.0% of the Fund’s net assets.

(4)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(5)	This Senior Loan will settle after October 31, 2021, at which time the interest rate will be determined.

(6)

The stated interest rate represents the weighted average interest rate at October 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(7)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	18,924	EUR	16,221	State Street Bank and Trust Company	1/31/22	$130	$—

USD	465,333	EUR	400,000	State Street Bank and Trust Company	1/31/22	1,884	—

USD	409,493	EUR	351,928	State Street Bank and Trust Company	1/31/22	1,741	—

USD	481,157	EUR	414,091	State Street Bank and Trust Company	1/31/22	1,382	—

						$5,137	$—

11	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Portfolio of Investments — continued

Abbreviations:

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

USD	–	United States Dollar

12	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value (identified cost, $65,316,908)	$66,082,059

Affiliated investment, at value (identified cost, $4,550,435)	4,550,435

Cash	23,143

Foreign currency, at value (identified cost, $2,548)	2,525

Interest receivable	905,289

Dividends receivable from affiliated investment	163

Receivable for investments sold	499,612

Receivable for Fund shares sold	119,478

Receivable for open forward foreign currency exchange contracts	5,137

Receivable from affiliate	24,413

Total assets	$72,212,254

Liabilities

Payable for investments purchased	$2,969,704

Payable for Fund shares redeemed	167,802

Distributions payable	2,040

Payable to affiliates:

Investment adviser and administration fee	31,747

Distribution and service fees	1,422

Trustees’ fees	252

Accrued expenses	100,780

Total liabilities	$3,273,747

Net Assets	$68,938,507

Sources of Net Assets

Paid-in capital	$70,033,542

Accumulated loss	(1,095,035)

Total	$68,938,507

Class A Shares

Net Assets	$7,059,310

Shares Outstanding	742,865

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.50

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$9.72

Class I Shares

Net Assets	$61,879,197

Shares Outstanding	6,505,170

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.51

On sales of $100,000 or more, the offering price of Class A shares is reduced.

13	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest and other income	$2,469,581

Dividends	26,752

Dividends from affiliated investment	3,099

Total investment income	$2,499,432

Expenses

Investment adviser and administration fee	$298,070

Distribution and service fees

Class A	15,501

Trustees’ fees and expenses	2,893

Custodian fee	36,634

Transfer and dividend disbursing agent fees	29,955

Legal and accounting services	86,819

Printing and postage	9,644

Registration fees	38,390

Miscellaneous	10,501

Total expenses	$528,407

Deduct —

Allocation of expenses to affiliate	$160,146

Total expense reductions	$160,146

Net expenses	$368,261

Net investment income	$2,131,171

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$616,310

Investment transactions — affiliated investment	35

Foreign currency transactions	4,904

Forward foreign currency exchange contracts	(51,131)

Net realized gain	$570,118

Change in unrealized appreciation (depreciation) —

Investments	$1,546,286

Foreign currency	(258)

Forward foreign currency exchange contracts	(21,260)

Net change in unrealized appreciation (depreciation)	$1,524,768

Net realized and unrealized gain	$2,094,886

Net increase in net assets from operations	$4,226,057

14	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$2,131,171	$2,410,918

Net realized gain (loss)	570,118	(1,526,864)

Net change in unrealized appreciation (depreciation)	1,524,768	(1,069,823)

Net increase (decrease) in net assets from operations	$4,226,057	$(185,769)

Distributions to shareholders —

Class A	$(247,433)	$(308,185)

Class I	(2,006,956)	(2,217,583)

Total distributions to shareholders	$(2,254,389)	$(2,525,768)

Tax return of capital to shareholders —

Class A	$—	$(9,517)

Class I	—	(68,284)

Total tax return of capital to shareholders	$—	$(77,801)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$2,048,056	$2,203,657

Class I	25,850,442	10,926,778

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	241,579	311,817

Class I	1,982,246	2,236,985

Cost of shares redeemed

Class A	(2,036,136)	(2,482,325)

Class I	(9,241,170)	(18,979,407)

Net increase (decrease) in net assets from Fund share transactions	$18,845,017	$(5,782,495)

Net increase (decrease) in net assets	$20,816,685	$(8,571,833)

Net Assets

At beginning of year	$48,121,822	$56,693,655

At end of year	$68,938,507	$48,121,822

15	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Financial Highlights

	Class A

	Year Ended October 31,
	2021	2020		2019	2018		2017

Net asset value — Beginning of year	$9.120	$9.540		$9.470	$9.820		$9.710

Income (Loss) From Operations

Net investment income(1)	$0.356	$0.394		$0.432	$0.439		$0.446

Net realized and unrealized gain (loss)	0.401	(0.387)		0.070	(0.350)		0.110

Total income from operations	$0.757	$0.007		$0.502	$0.089		$0.556

Less Distributions

From net investment income	$(0.377)	$(0.414)		$(0.432)	$(0.439)		$(0.446)

Tax return of capital	—	(0.013)		—	—		—

Total distributions	$(0.377)	$(0.427)		$(0.432)	$(0.439)		$(0.446)

Net asset value — End of year	$9.500	$9.120		$9.540	$9.470		$9.820

Total Return(2)(3)	8.39%	0.15%		5.41%	0.93%		5.83%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$7,059	$6,537		$6,914	$4,726		$4,424

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	0.90%	0.90%		0.90%	0.91	%(5)	0.92%

Net investment income	3.76%	4.29%		4.54%	4.55%		4.55%

Portfolio Turnover of the Portfolio(6)	—	50%		63%	52%		69%

Portfolio Turnover of the Fund	75%	34	%(7)	—	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.30%, 0.31%, 0.39%, 0.38% and 0.38% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2018.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from June 15, 2020 through October 31, 2020 when the Fund was making investments directly in securities.

References to Portfolio herein are to Short Duration High Income Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 12, 2020 and which had the same investment objective and policies as the Fund during such period.

16	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2021	2020		2019	2018		2017

Net asset value — Beginning of year	$9.130	$9.560		$9.490	$9.840		$9.730

Income (Loss) From Operations

Net investment income(1)	$0.375	$0.417		$0.457	$0.462		$0.473

Net realized and unrealized gain (loss)	0.407	(0.396)		0.069	(0.348)		0.109

Total income from operations	$0.782	$0.021		$0.526	$0.114		$0.582

Less Distributions

From net investment income	$(0.402)	$(0.437)		$(0.456)	$(0.464)		$(0.472)

Tax return of capital	—	(0.014)		—	—		—

Total distributions	$(0.402)	$(0.451)		$(0.456)	$(0.464)		$(0.472)

Net asset value — End of year	$9.510	$9.130		$9.560	$9.490		$9.840

Total Return(2)(3)	8.65%	0.30%		5.67%	1.19%		6.10%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$61,879	$41,585		$49,780	$40,712		$40,466

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	0.65%	0.65%		0.65%	0.66	%(5)	0.67%

Net investment income	3.95%	4.53%		4.79%	4.79%		4.82%

Portfolio Turnover of the Portfolio(6)	—	50%		63%	52%		69%

Portfolio Turnover of the Fund	75%	34	%(7)	—	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.30%, 0.31%, 0.39%, 0.38% and 0.38% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2018.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from June 15, 2020 through October 31, 2020 when the Fund was making investments directly in securities.

References to Portfolio herein are to Short Duration High Income Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 12, 2020 and which had the same investment objective and policies as the Fund during such period.

17	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration High Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class A shares may be subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase (depending on the circumstances of purchase). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in

18

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Notes to Financial Statements — continued

accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As

19

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Notes to Financial Statements — continued

required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$2,254,389	$2,525,768

Tax return of capital	$—	$77,801

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$34,824

Deferred capital losses	(1,803,731)

Net unrealized appreciation	675,912

Distributions payable	(2,040)

Accumulated loss	$(1,095,035)

At October 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $1,803,731 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2021, $1,005,661 are short-term and $798,070 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$69,956,495

Gross unrealized appreciation	$862,534

Gross unrealized depreciation	(186,535)

Net unrealized appreciation	$675,999

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory and administrative agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. The Fund’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Fund’s investment advisory and administrative agreement with EVM in effect prior to March 1, 2021), the investment adviser and administration fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.550%

$1 billion but less than $2.5 billion	0.525%

$2.5 billion but less than $5 billion	0.505%

$5 billion and over	0.490%

20

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Notes to Financial Statements — continued

For the year ended October 31, 2021, the investment adviser and administration fee amounted to $298,070 or 0.55% of the Fund’s average daily net assets. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 0.90% and 0.65% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 28, 2022. Pursuant to this agreement, EVM was allocated $160,146 of the Fund’s operating expenses for the year ended October 31, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2021, EVM earned $1,412 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received less than $100 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2021. EVD also received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2021 amounted to $15,501 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $57,115,380 and $39,495,497, respectively, for the year ended October 31, 2021.

6  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2021	2020

Sales	215,964	233,594

Issued to shareholders electing to receive payments of distributions in Fund shares	25,476	33,991

Redemptions	(215,530)	(275,130)

Net increase (decrease)	25,910	(7,545)

	Year Ended October 31,
Class I	2021	2020

Sales	2,714,751	1,202,757

Issued to shareholders electing to receive payments of distributions in Fund shares	208,718	243,841

Redemptions	(975,310)	(2,098,496)

Net increase (decrease)	1,948,159	(651,898)

21

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Notes to Financial Statements — continued

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2021 is included in the Portfolio of Investments. At October 31, 2021, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2021, the Fund had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2021 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$5,137	(1)	$—

Total Derivatives subject to master netting or similar agreements	$5,137		$—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

22

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Notes to Financial Statements — continued

The Fund’s derivative assets at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets as of October 31, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

State Street Bank and Trust Company	$5,137	$—	$—	$—	$5,137

	$5,137	$—	$—	$—	$5,137

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(51,131)	$(21,260)

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2021, which is indicative of the volume of this derivative type, was approximately $3,007,000.

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2021.

9  Investments in Affiliated Funds

At October 31, 2021, the value of the Fund’s investment in affiliated funds was $4,550,435, which represents 6.6% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$495,143	$47,981,244	$(43,925,987)	$35	$—	$4,550,435	$3,099	4,550,435

23

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Notes to Financial Statements — continued

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Commercial Mortgage-Backed Securities	$—	$760,794	$—	$760,794

Convertible Bonds	—	167,875	—	167,875

Convertible Preferred Stocks	137,917	—	—	137,917

Corporate Bonds	—	54,439,689	—	54,439,689

Exchange-Traded Funds	1,651,160	—	—	1,651,160

Senior Floating-Rate Loans	—	8,924,624	—	8,924,624

Short-Term Investments	—	4,550,435	—	4,550,435

Total Investments	$1,789,077	$68,843,417	$—	$70,632,494

Forward Foreign Currency Exchange Contracts	$—	$5,137	$—	$5,137

Total	$1,789,077	$68,848,554	$—	$70,637,631

11  Risks and Uncertainties

Credit Risk

The Fund primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

24

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 16, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

25

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2021, the Fund designates approximately $6,650, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

163(j) Interest Dividends.  For the fiscal year ended October 31, 2021, the Fund designates 99.11% of distributions from net investment income as a 163(j) interest dividend.

26

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

27

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

28

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

29

Eaton Vance

Short Duration High Income Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

31

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

32

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

16753    10.31.21

Eaton Vance

Emerging and Frontier Countries Equity Fund

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2021

Eaton Vance

Emerging and Frontier Countries Equity Fund

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period starting November 1, 2020 was notable for a global equity rally that lasted much of the period, save for a pause in January 2021 and a temporary retreat in September. For the period as a whole, broad-market stock indexes generally posted double-digit returns as equity investors cheered the reopening of businesses that had been affected by the COVID-19 pandemic and the rollout of several vaccines.

The coronavirus, however, maintained a firm grip on the global economy. Disease rates waxed and waned with second and third waves of COVID-19 infections. Worker shortages led to global supply-chain disruptions. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns and empty store shelves. Supply-side constraints, combined with commodity and food price increases, caused inflation to increase globally. Emerging and frontier countries reacted to inflationary pressures in varying ways, but most central banks either hiked rates or priced in future hikes to combat inflationary pressures.

Investor optimism about a recovering economy drove stock prices up during most of the period. The only significant pullback occurred in September 2021 when global stock indexes reported negative returns, with the MSCI Frontier Markets Index one of few equity indexes to eke out a positive return. In the U.S., unexpectedly weak job creation in August and the U.S. Federal Reserve’s announcement that it might soon begin reducing its monthly bond purchases — which had stimulated the economy earlier — combined to drive U.S. stocks into negative territory. Around the globe, rising COVID-19 infections weighed on equity performance during the period.

In the final month of the period, however, investor optimism and stock prices came roaring back, with nearly all major global indexes reporting positive performance in October 2021. In the U.S., earnings season brought news that a majority of companies had beaten analysts’ earnings expectations, and both the broad-market S&P 500® Index and the technology-laden Nasdaq Composite Index reported their best monthly performances since November 2020.

In China, the world’s second-largest economy, the Communist Party’s efforts to dial back capitalism and take more control of China’s surging technology sector made global investors wary. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, was one of the worst-performing major stock indexes during the period, returning 3.84%.

Most other indexes fared significantly better. The MSCI World Index, a broad measure of global equities, returned 40.42% during the period; while the S&P 500® Index returned 42.91%; and the Nasdaq Composite Index rose 42.99%. The MSCI EAFE Index of developed-market international equities returned 34.18%, while the MSCI Emerging Markets Equal Country Weighted Index returned 33.95% during the period.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Emerging and Frontier Countries Equity Fund (the Fund) returned 35.17% for Class A shares at net asset value (NAV), outperforming its primary benchmark, the MSCI Emerging Markets Equal Country Weighted Index (the Primary Index), which returned 33.95%; but underperforming its secondary benchmark, the MSCI Frontier Markets Index (the Secondary Index), which returned 36.08%.

The Fund also underperformed the 35.32% return of its blended benchmark consisting of 50% Primary Index and 50% Secondary Index (the Blended Index). Effective March 1, 2021, the Fund changed its primary benchmark from the MSCI Emerging Markets Index to the MSCI Emerging Markets Equal Country Weighted Index because the investment advisor believed that Index provided a better basis for comparison with the Fund due to its more diverse country allocations.

The Fund seeks to invest in emerging and frontier equity markets where management believes macroeconomic fundamentals and economic policy are likely to improve. Investment decisions are focused on broad country-level and sector-equity exposures, rather than individual stocks.

The Fund’s out-of-Index positions in Vietnam and the former Soviet republic of Georgia, along with the Fund’s overweight positions relative to the Primary Index in South Korea and Taiwan, contributed to Fund performance versus the Index during the period.

As a hub for global manufacturing, the Vietnamese economy benefited as the global economy recovered during the period from the pandemic-induced slowdown in the spring of 2020. In Georgia, business-friendly tax policies — such as taxing corporate profits only upon distribution and not charging value-added tax (VAT) on imported goods — created a favorable business environment despite a spike in inflation in the latter half of the period.

With significant exposures to the technology industry, the South Korean and Taiwanese economies were boosted by strong product demand from a recovering global economy and a worldwide shortage of semiconductor chips, a major export for both nations. Reflecting a positive outlook for Taiwan’s economy, the International Monetary Fund raised its projected economic growth estimate for the island nation in October 2021.

In contrast, underweight positions in Saudi Arabia, the Czech Republic, Hungary, and Russia detracted from Fund performance relative to the Primary Index. Major oil exporter Saudi Arabia benefited from an increase in oil prices as global trade and travel resumed during the period — after coming to a near-standstill in the early days of the pandemic.

Automobiles, the most important export sector for both Hungary and the Czech Republic, experienced high demand during the global recovery. Investors also reacted favorably to both nations’ efforts to combat inflation by raising interest rates. Similarly, Russian equities benefited when that nation’s central bank aggressively hiked interest rates and was one of the first central banks to express the view that inflation might not be transitory.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2021

Performance2,3

Portfolio Managers Marshall L. Stocker, Ph.D., CFA and John R. Baur

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception

Class A at NAV	11/03/2014	11/01/2013	35.17%	9.02%	4.37%
Class A with 5.75% Maximum Sales Charge	—	—	27.35	7.74	3.60
Class I at NAV	11/03/2014	11/01/2013	35.54	9.29	4.60

MSCI Emerging Markets Equal Country Weighted Index	—	—	33.95%	4.78%	1.05%
MSCI Emerging Markets Index	—	—	16.96	9.39	5.04
MSCI Frontier Markets Index	—	—	36.08	10.47	5.98
Blended Index	—	—	35.32	7.76	4.67

% Total Annual Operating Expense Ratios[4]				Class A	Class I

Gross				1.73%	1.48%
Net				1.65	1.40

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class I	$250,000	11/01/2013	$358,320	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2021

Fund Profile5

Sector Allocation (% of net assets)6,7

Country Allocation (% of net assets)7

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI Emerging Markets Equal Country Weighted Index is an unmanaged index of emerging markets common stock where each country within the index has the same weight. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI Frontier Markets Index is an unmanaged index that measures the performance of stock markets with less-developed economies and financial markets than emerging markets, and that typically have more restrictions on foreign stock ownership. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Blended Index consists of 50% MSCI Emerging Markets Equal Country Weighted Index and 50% MSCI Frontier Markets Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of Class A and Class I is linked to the performance of Global Macro Capital Opportunities Portfolio (the Portfolio) into which the Fund invests. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance since inception for an index, if presented, is the performance since the Portfolio’s inception. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/22. Without the reimbursement, if applicable, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Excludes cash and cash equivalents.

[7]	Depiction does not reflect the Fund’s derivatives positions.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada.

5

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 – October 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/21)	Ending Account Value (10/31/21)	Expenses Paid During Period* (5/1/21 – 10/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,049.30	$8.42	1.63%
Class I	$1,000.00	$1,051.40	$7.14	1.38%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.99	$8.29	1.63%
Class I	$1,000.00	$1,018.25	$7.02	1.38%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2021. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Investment in Global Macro Capital Opportunities Portfolio, at value (identified cost, $147,736,455)	$190,501,926

Receivable for Fund shares sold	119,821

Total assets	$190,621,747

Liabilities

Payable for Fund shares redeemed	$107,298

Payable to affiliates:

Distribution and service fees	293

Trustees’ fees	43

Other	2,897

Accrued expenses	64,935

Total liabilities	$175,466

Net Assets	$190,446,281

Sources of Net Assets

Paid-in capital	$143,769,943

Distributable earnings	46,676,338

Total	$190,446,281

Class A Shares

Net Assets	$1,386,532

Shares Outstanding	106,734

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$12.99

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$13.78

Class I Shares

Net Assets	$189,059,749

Shares Outstanding	14,457,346

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$13.08

On sales of $50,000 or more, the offering price of Class A shares is reduced.

7	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Dividends allocated from Portfolio (net of foreign taxes, $489,344)	$4,044,667

Interest allocated from Portfolio	7,975

Expenses allocated from Portfolio	(2,203,806)

Total investment income from Portfolio	$1,848,836

Expenses

Distribution and service fees

Class A	$3,985

Trustees’ fees and expenses	500

Custodian fee	22,757

Transfer and dividend disbursing agent fees	146,712

Legal and accounting services	29,149

Printing and postage	10,938

Registration fees	41,721

Miscellaneous	9,260

Total expenses	$265,022

Net investment income	$1,583,814

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $125,255)	$22,806,138

Financial futures contracts	315,960

Swap contracts	1,524,526

Foreign currency transactions	(296,616)

Forward foreign currency exchange contracts	105,531

Net realized gain	$24,455,539

Change in unrealized appreciation (depreciation) —

Investments (including net decrease in accrued foreign capital gains taxes of $96,230)	$24,468,551

Financial futures contracts	(17,878)

Swap contracts	(221,370)

Foreign currency	(9,001)

Forward foreign currency exchange contracts	251,194

Net change in unrealized appreciation (depreciation)	$24,471,496

Net realized and unrealized gain	$48,927,035

Net increase in net assets from operations	$50,510,849

8	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$1,583,814	$1,113,375

Net realized gain (loss)	24,455,539	(11,037,455)

Net change in unrealized appreciation (depreciation)	24,471,496	543,133

Net increase (decrease) in net assets from operations	$50,510,849	$(9,380,947)

Distributions to shareholders —

Class A	$—	$(41,078)

Class I	(176,518)	(3,606,777)

Total distributions to shareholders	$(176,518)	$(3,647,855)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$426,775	$519,324

Class I	29,875,775	45,521,487

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	—	41,078

Class I	176,330	3,599,833

Cost of shares redeemed

Class A	(1,101,814)	(1,225,201)

Class I	(34,745,427)	(68,744,133)

Net decrease in net assets from Fund share transactions	$(5,368,361)	$(20,287,612)

Net increase (decrease) in net assets	$44,965,970	$(33,316,414)

Net Assets

At beginning of year	$145,480,311	$178,796,725

At end of year	$190,446,281	$145,480,311

9	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2021

Financial Highlights

	Class A

	Year Ended October 31,
	2021	2020		2019		2018		2017

Net asset value — Beginning of year	$9.610	$10.100		$9.700		$10.950		$8.850

Income (Loss) From Operations

Net investment income(1)	$0.073	$0.040		$0.091		$0.068		$0.057

Net realized and unrealized gain (loss)	3.307	(0.349)		0.571		(1.318)		2.072

Total income (loss) from operations	$3.380	$(0.309)		$0.662		$(1.250)		$2.129

Less Distributions

From net investment income	$—	$(0.181)		$(0.262)		$—		$(0.029)

Total distributions	$—	$(0.181)		$(0.262)		$—		$(0.029)

Net asset value — End of year	$12.990	$9.610		$10.100		$9.700		$10.950

Total Return(2)	35.17%	(3.20	)%(3)	7.05	%(3)	(11.42	)%(3)	24.15	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,387	$1,572		$2,328		$2,657		$1,453

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.64%	1.65	%(3)	1.66	%(3)(5)	1.65	%(3)	1.65	%(3)

Net investment income	0.60%	0.43%		0.91%		0.62%		0.62%

Portfolio Turnover of the Portfolio	70%	44%		43%		39%		32%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.08%, 0.07%, 0.02% and 0.07% of average daily net assets for the years ended October 31, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.

10	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2021

Financial Highlights — continued

	Class I

	Year Ended October 31,
	2021	2020		2019		2018		2017

Net asset value — Beginning of year	$9.660	$10.150		$9.740		$10.980		$8.870

Income (Loss) From Operations

Net investment income(1)	$0.111	$0.067		$0.117		$0.092		$0.098

Net realized and unrealized gain (loss)	3.321	(0.348)		0.572		(1.332)		2.063

Total income (loss) from operations	$3.432	$(0.281)		$0.689		$(1.240)		$2.161

Less Distributions

From net investment income	$(0.012)	$(0.209)		$(0.279)		$—		$(0.051)

Total distributions	$(0.012)	$(0.209)		$(0.279)		$—		$(0.051)

Net asset value — End of year	$13.080	$9.660		$10.150		$9.740		$10.980

Total Return(2)	35.54%	(2.93	)%(3)	7.31	%(3)	(11.29	)%(3)	24.52	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$189,060	$143,908		$176,468		$159,428		$163,116

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.39%	1.40	%(3)	1.41	%(3)(5)	1.40	%(3)	1.40	%(3)

Net investment income	0.89%	0.71%		1.17%		0.82%		1.00%

Portfolio Turnover of the Portfolio	70%	44%		43%		39%		32%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.08%, 0.07%, 0.02% and 0.07% of average daily net assets for the years ended October 31, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.

11	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Emerging and Frontier Countries Equity Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests substantially all of its investable assets in interests in Global Macro Capital Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in

12

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2021

Notes to Financial Statements — continued

excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$176,518	$3,647,855

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$1,768,996

Undistributed long-term capital gains	3,241,989

Net unrealized appreciation	41,665,353

Distributable earnings	$46,676,338

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with EVM in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	1.000%

$500 million but less than $1 billion	0.950%

$1 billion but less than $2.5 billion	0.925%

$2.5 billion but less than $5 billion	0.900%

$5 billion and over	0.880%

For the year ended October 31, 2021, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.65% and 1.40% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 28, 2022. Pursuant to this agreement, no operating expenses were allocated to EVM for the year ended October 31, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2021, EVM earned $2,213 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $511 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2021. EVD also received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

13

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2021

Notes to Financial Statements — continued

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2021 amounted to $3,985 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2021, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $13,948,565 and $19,915,526, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2021	2020

Sales	35,058	60,368

Issued to shareholders electing to receive payments of distributions in Fund shares	—	3,945

Redemptions	(91,969)	(131,186)

Net decrease	(56,911)	(66,873)

	Year Ended October 31,
Class I	2021	2020

Sales	2,394,974	4,920,798

Issued to shareholders electing to receive payments of distributions in Fund shares	15,175	344,812

Redemptions	(2,854,703)	(7,741,995)

Net decrease	(444,554)	(2,476,385)

At October 31, 2021, donor advised and pooled income funds (established and maintained by a public charity) managed by EVM owned in the aggregate 17.7% of the value of the outstanding shares of the Fund.

14

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging and Frontier Countries Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging and Frontier Countries Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 16, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

15

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the foreign tax credit and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2021, the Fund designates approximately $2,904,881, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended October 31, 2021, the Fund paid foreign taxes of $614,600 and recognized foreign source income of $4,520,997.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2021, $3,241,989 or, if subsequently determined to be different, the net capital gain of such year.

16

Global Macro Capital Opportunities Portfolio

October 31, 2021

Portfolio of Investments

Common Stocks — 84.9%
Security	Shares	Value

Bulgaria — 1.3%

Eurohold Bulgaria AD(1)	2,011,568	$2,544,269

		$2,544,269

China — 3.2%

AAC Technologies Holdings, Inc.	6,000	$25,933

Agricultural Bank of China, Ltd., Class H	121,000	41,117

Alibaba Group Holding, Ltd. ADR(1)	5,427	895,129

Alibaba Health Information Technology, Ltd.(1)	24,000	30,053

Anhui Conch Cement Co., Ltd., Class H	8,500	42,032

ANTA Sports Products, Ltd.	4,000	61,975

Bank of China, Ltd., Class H	272,000	96,261

BYD Co., Ltd., Class H	3,000	114,743

China Conch Venture Holdings, Ltd.	11,000	53,453

China Construction Bank Corp., Class H	293,000	199,410

China Gas Holdings, Ltd.	15,400	38,439

China Life Insurance Co., Ltd., Class H	36,000	62,542

China Mengniu Dairy Co., Ltd.(1)	14,000	89,076

China Merchants Bank Co., Ltd., Class A	5,600	47,170

China Merchants Bank Co., Ltd., Class H	13,000	108,942

China National Building Material Co., Ltd., Class H	32,000	40,105

China Pacific Insurance Group Co., Ltd., Class H	15,600	47,703

China Petroleum & Chemical Corp., Class H	104,000	50,672

China Resources Beer Holdings Co., Ltd.	6,000	49,541

China Resources Gas Group, Ltd.	6,000	32,204

China Resources Land, Ltd.	13,777	53,530

China Shenhua Energy Co., Ltd., Class H	18,000	38,705

China Tourism Group Duty Free Corp., Ltd., Class A	1,000	41,883

China Tower Corp., Ltd., Class H(2)	346,000	44,841

China Vanke Co., Ltd., Class H	13,800	32,243

China Youzan, Ltd.(1)	132,000	16,741

CITIC Securities Co., Ltd., Class H	19,500	49,510

CITIC, Ltd.	38,000	38,068

Contemporary Amperex Technology Co., Ltd., Class A	600	60,103

Country Garden Holdings Co., Ltd.	46,000	43,286

Country Garden Services Holdings Co., Ltd.	6,000	46,191

CSPC Pharmaceutical Group, Ltd.	37,040	38,651

ENN Energy Holdings, Ltd.	3,100	53,408

Foshan Haitian Flavouring & Food Co., Ltd., Class A	1,820	33,326

Geely Automobile Holdings, Ltd.	21,000	72,883

Great Wall Motor Co., Ltd., Class H	13,000	58,494

Guangdong Investment, Ltd.	24,000	30,177

Haidilao International Holding, Ltd.(2)	6,000	16,730

Haier Smart Home Co., Ltd., Class H	13,400	49,897

Hansoh Pharmaceutical Group Co., Ltd.(2)	10,000	22,231

Security	Shares	Value

China (continued)

Hengan International Group Co., Ltd.	6,000	$31,356

Industrial & Commercial Bank of China, Ltd., Class H	189,000	103,603

Innovent Biologics, Inc.(1)(2)	6,000	53,702

Jiangsu Hengrui Medicine Co., Ltd., Class A	3,240	24,890

Kingdee International Software Group Co., Ltd.(1)	15,000	49,356

Kingsoft Corp, Ltd.	7,000	29,869

Kweichow Moutai Co., Ltd., Class A	300	85,608

Lenovo Group, Ltd.	36,000	39,095

Li Ning Co., Ltd.	8,000	88,280

Longfor Group Holdings, Ltd.(2)	10,500	50,798

Meituan, Class B(1)(2)	10,700	364,106

PetroChina Co., Ltd., Class H	104,000	50,143

PICC Property & Casualty Co., Ltd., Class H	38,000	35,376

Ping An Healthcare and Technology Co., Ltd.(1)(2)	4,000	19,337

Ping An Insurance Group Co. of China, Ltd., Class A	4,200	32,443

Ping An Insurance Group Co. of China, Ltd., Class H	19,000	136,092

Postal Savings Bank of China Co., Ltd., Class H(2)	47,000	34,159

Shandong Weigao Group Medical Polymer Co., Ltd., Class H	20,000	34,067

Shenzhou International Group Holdings, Ltd.	3,100	66,787

Shimao Group Holdings, Ltd.	22,000	34,511

Silergy Corp.	1,000	165,205

Sino Biopharmaceutical, Ltd.	61,500	45,349

Sinopharm Group Co., Ltd., Class H	11,200	26,595

Sunac China Holdings, Ltd.	16,000	34,216

Sunny Optical Technology Group Co., Ltd.	2,600	69,767

Tencent Holdings, Ltd.	16,600	1,009,775

Tsingtao Brewery Co., Ltd., Class H	4,000	34,807

Wuliangye Yibin Co., Ltd., Class A	1,400	47,308

WuXi AppTec Co., Ltd., Class H(2)	1,760	37,578

Wuxi Biologics Cayman, Inc.(1)(2)	10,500	159,043

Xinyi Solar Holdings, Ltd.	24,000	49,854

Yihai International Holding, Ltd.(1)	3,000	17,573

Zijin Mining Group Co., Ltd., Class H	28,000	38,938

		$6,066,984

Cyprus — 1.7%

Bank of Cyprus Holdings PLC(1)(3)	2,773,090	$3,260,261

Bank of Cyprus Holdings PLC(1)(3)	45,800	52,280

		$3,312,541

Egypt — 7.3%

Cleopatra Hospital(1)	1,216,600	$394,221

Commercial International Bank Egypt SAE(1)	1,527,806	4,973,628

Credit Agricole Egypt SAE(1)	1,397,530	2,440,650

17	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Egypt (continued)

Eastern Co. SAE	1,393,980	$1,028,734

Egyptian Financial Group-Hermes Holding Co.(1)	864,284	685,469

ElSewedy Electric Co.	1,058,180	581,601

Fawry for Banking & Payment Technology Services SAE(1)	837,900	801,745

Taaleem Management Services Co. SAE(1)	6,843,500	1,957,077

Talaat Moustafa Group	1,241,690	586,690

Telecom Egypt Co.	460,630	397,109

		$13,846,924

Georgia — 7.7%

Bank of Georgia Group PLC	261,220	$5,420,929

Georgia Capital PLC(1)	382,077	3,158,458

TBC Bank Group PLC	285,322	6,120,794

		$14,700,181

Greece — 6.9%

Alpha Services and Holdings S.A.(1)	841,800	$1,073,178

Athens Water Supply & Sewage Co. S.A.	25,260	221,118

Eurobank Ergasias Services and Holdings S.A.(1)	1,298,434	1,363,768

GEK Terna Holding Real Estate Construction S.A.(1)	31,380	351,810

Hellenic Petroleum S.A.	35,614	245,546

Hellenic Telecommunications Organization S.A.	136,451	2,422,526

Holding Co. ADMIE IPTO S.A.	68,359	201,779

JUMBO S.A.	59,800	890,083

LAMDA Development S.A.(1)	42,067	346,710

Motor Oil (Hellas) Corinth Refineries S.A.(1)	33,100	561,841

Mytilineos S.A.	56,365	1,030,044

National Bank of Greece S.A.(1)	245,417	774,961

OPAP S.A.	121,690	1,900,470

Piraeus Port Authority S.A.	5,126	107,919

Public Power Corp. S.A.(1)	57,091	621,033

Sarantis S.A.	20,845	210,443

Terna Energy S.A.	26,921	364,000

Titan Cement International S.A.(1)	24,177	420,402

		$13,107,631

Indonesia — 5.0%

Astra International Tbk PT	1,748,100	$744,538

Bank Central Asia Tbk PT	4,485,500	2,371,831

Bank Mandiri Persero Tbk PT	1,624,100	821,099

Bank Negara Indonesia Persero Tbk PT	738,500	365,205

Bank Rakyat Indonesia Persero Tbk PT	6,107,984	1,833,517

Barito Pacific Tbk PT	2,990,500	197,872

Charoen Pokphand Indonesia Tbk PT	695,700	305,066

Indofood Sukses Makmur Tbk PT	464,600	208,543

Security	Shares	Value

Indonesia (continued)

Kalbe Farma Tbk PT	2,180,400	$246,247

Merdeka Copper Gold Tbk PT(1)	1,203,900	268,577

Sarana Menara Nusantara Tbk PT	2,395,900	196,378

Semen Indonesia Persero Tbk PT	324,400	208,453

Telkom Indonesia Persero Tbk PT	4,267,100	1,140,534

Unilever Indonesia Tbk PT	760,600	237,425

United Tractors Tbk PT	181,000	301,095

		$9,446,380

Lithuania — 1.9%

AB Ignitis Grupe	10,000	$241,601

AB Ignitis Grupe GDR(4)	49,010	1,178,247

Siauliu Bankas AB	1,806,869	1,614,093

Telia Lietuva AB	287,440	663,946

		$3,697,887

Malaysia — 5.4%

Axiata Group Bhd	295,900	$282,745

CIMB Group Holdings Bhd	646,400	815,584

Dialog Group Bhd	429,400	293,629

Digi.com Bhd	324,700	332,296

Genting Bhd	232,800	291,390

Genting Malaysia Bhd	336,700	257,983

Hartalega Holdings Bhd	178,700	253,318

Hong Leong Bank Bhd	69,000	313,675

IHH Healthcare Bhd	217,400	343,197

IOI Corp. Bhd	272,100	258,219

Kuala Lumpur Kepong Bhd	47,500	248,211

Malayan Banking Bhd	398,500	775,151

Malaysia Airports Holdings Bhd(1)	129,000	201,754

Maxis Bhd	252,200	284,662

MISC Bhd	144,700	247,520

Nestle Malaysia Bhd	7,200	233,905

Petronas Chemicals Group Bhd	245,500	515,490

Petronas Gas Bhd	82,900	335,403

PPB Group Bhd	67,900	298,058

Press Metal Aluminium Holdings Bhd	337,900	454,177

Public Bank Bhd	1,429,600	1,440,248

QL Resources Bhd	119,900	146,333

RHB Bank Bhd	196,400	265,001

Sime Darby Bhd	310,700	170,532

Sime Darby Plantation Bhd	211,000	204,591

Telekom Malaysia Bhd	124,200	173,612

Tenaga Nasional Bhd	232,400	542,154

Top Glove Corp. Bhd	535,900	351,915

		$10,330,753

18	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Romania — 8.0%

Banca Transilvania S.A.	10,532,467	$6,181,818

BRD-Groupe Societe Generale S.A.	465,630	2,008,070

OMV Petrom S.A.	25,509,220	2,940,447

Societatea Energetica Electrica S.A.	309,870	847,284

Societatea Nationala de Gaze Naturale ROMGAZ S.A.	258,320	2,252,028

Transelectrica S.A.	56,490	332,181

Transgaz S.A. Medias	10,640	640,149

		$15,201,977

Serbia — 0.6%

Metalac AD(1)	67,357	$1,191,058

		$1,191,058

Slovenia — 3.0%

Krka dd Novo mesto	20,469	$2,630,390

Nova Ljubljanska Banka dd(2)	29,800	2,542,130

Nova Ljubljanska Banka dd GDR(4)	28,632	491,509

		$5,664,029

South Korea — 6.3%

AMOREPACIFIC Corp.	554	$86,209

Celltrion Healthcare Co., Ltd.(1)	1,316	91,506

Celltrion, Inc.(1)	1,357	233,621

Hana Financial Group, Inc.	4,599	177,337

Hankook Tire and Technology Co., Ltd.	1,604	56,832

Hanwha Solutions Corp.(1)	2,332	81,813

Hyundai Engineering & Construction Co., Ltd.	1,594	68,909

Hyundai Mobis Co., Ltd.	973	210,332

Hyundai Motor Co.	1,965	351,451

Hyundai Motor Co., Second PFC Shares	768	64,525

Hyundai Steel Co.	1,699	64,940

Kakao Corp.	4,299	462,505

KB Financial Group, Inc.	5,680	274,934

Kia Corp.	3,924	286,343

Korea Electric Power Corp.	4,554	88,234

Korea Investment Holdings Co., Ltd.	850	63,573

Korea Shipbuilding & Offshore Engineering Co., Ltd.(1)	749	66,223

Korea Zinc Co., Ltd.	174	80,113

Korean Air Lines Co., Ltd.(1)	3,035	79,130

KT&G Corp.	1,895	131,624

LG Chem, Ltd.	646	463,541

LG Corp.	1,463	114,374

LG Display Co., Ltd.(1)	4,323	73,060

LG Electronics, Inc.	1,553	160,664

LG Household & Health Care, Ltd.	143	143,127

Lotte Chemical Corp.	338	65,011

Security	Shares	Value

South Korea (continued)

Naver Corp.	1,654	$575,067

NCSoft Corp.	257	138,088

POSCO	1,032	261,748

POSCO Chemical Co., Ltd.	599	74,734

S-Oil Corp.	901	78,835

Samsung Biologics Co., Ltd.(1)(2)	247	184,012

Samsung C&T Corp.	1,290	126,308

Samsung Electro-Mechanics Co., Ltd.	902	122,840

Samsung Electronics Co., Ltd.	61,327	3,671,839

Samsung Electronics Co., Ltd., PFC Shares	10,914	599,571

Samsung Fire & Marine Insurance Co., Ltd.	541	107,238

Samsung Life Insurance Co., Ltd.	1,285	74,332

Samsung SDI Co., Ltd.	765	482,660

Samsung SDS Co., Ltd.	620	81,495

Shinhan Financial Group Co., Ltd.	6,512	212,597

SK Hynix, Inc.	7,064	622,696

SK, Inc.	528	110,187

SK Innovation Co., Ltd.(1)	777	162,043

SK Telecom Co., Ltd.	647	171,317

Woori Financial Group, Inc.	9,355	106,349

		$12,003,887

Taiwan — 6.9%

Accton Technology Corp.	9,000	$78,686

Advantech Co., Ltd.	6,667	87,191

ASE Technology Holding Co., Ltd.	45,358	162,246

Asustek Computer, Inc.	11,000	139,852

AU Optronics Corp.	141,000	96,898

Cathay Financial Holding Co., Ltd.	111,087	231,560

Chailease Holding Co., Ltd.	32,760	313,761

China Steel Corp.	169,000	203,756

Chunghwa Telecom Co., Ltd.	53,000	210,317

CTBC Financial Holding Co., Ltd.	256,000	213,775

Delta Electronics, Inc.	25,680	226,687

E.Sun Financial Holding Co., Ltd.	177,500	169,605

First Financial Holding Co., Ltd.	161,185	132,706

Formosa Chemicals & Fibre Corp.	52,000	150,888

Formosa Plastics Corp.	54,000	209,167

Fubon Financial Holding Co., Ltd.	103,568	273,774

GlobalWafers Co., Ltd.	4,000	109,752

Hon Hai Precision Industry Co., Ltd.	200,508	774,029

Hotai Motor Co., Ltd.	5,000	110,101

Hua Nan Financial Holdings Co., Ltd.	146,543	107,304

Largan Precision Co., Ltd.	1,000	74,519

MediaTek, Inc.	19,000	625,341

Mega Financial Holding Co., Ltd.	155,000	186,270

19	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Taiwan (continued)

Nan Ya Plastics Corp.	72,000	$220,958

Novatek Microelectronics Corp.	9,000	134,990

Pegatron Corp.	35,000	85,681

President Chain Store Corp.	10,000	101,070

Quanta Computer, Inc.	43,000	120,809

Realtek Semiconductor Corp.	7,000	125,913

Shanghai Commercial & Savings Bank, Ltd. (The)	62,606	99,147

Shin Kong Financial Holding Co., Ltd.	8,514	3,001

Taishin Financial Holding Co., Ltd.	177,393	116,458

Taiwan Cement Corp.	77,412	134,327

Taiwan Cooperative Financial Holding Co., Ltd.	151,072	122,832

Taiwan Mobile Co., Ltd.	28,000	98,761

Taiwan Semiconductor Manufacturing Co., Ltd.	295,000	6,259,986

Uni-President Enterprises Corp.	68,960	165,430

United Microelectronics Corp.	155,000	321,776

Yageo Corp.(1)	6,000	93,910

Yuanta Financial Holding Co., Ltd.	152,422	135,485

		$13,228,719

United Arab Emirates — 9.3%

Abu Dhabi Commercial Bank PJSC	736,600	$1,666,023

Abu Dhabi Islamic Bank PJSC	380,400	605,669

Al Yah Satellite Communications Co-Pjsc-Yah Sat(1)	4,224,438	3,151,235

Aldar Properties PJSC	1,008,500	1,109,644

Dubai Islamic Bank PJSC	470,800	656,418

Emaar Properties PJSC	1,260,100	1,379,469

Emirates NBD Bank PJSC	657,300	2,501,107

Emirates Telecommunications Group Co. PJSC	457,800	3,193,350

First Abu Dhabi Bank PJSC	706,900	3,431,040

		$17,693,955

Vietnam — 10.4%

FPT Corp.	1,042,733	$4,751,937

Imexpharm Pharmaceutical JSC	48,678	158,360

Military Commercial Joint Stock Bank(1)	2,068,147	2,592,187

Mobile World Investment Corp.	487,249	3,011,064

No Va Land Investment Group Corp.(1)	5,744	27,603

Phat Dat Real Estate Development Corp.(1)	2,400	10,123

Phu Nhuan Jewelry JSC	565,090	2,579,683

Refrigeration Electrical Engineering Corp.(1)	143,700	472,947

Viet Capital Securities JSC	481,650	1,357,086

Vietnam Prosperity JSC Bank(1)	1,468,760	2,450,568

Vietnam Technological & Commercial Joint Stock Bank(1)	964,400	2,340,349

		$19,751,907

Total Common Stocks (identified cost $121,143,092)		$161,789,082

Preferred Stocks — 0.0%(5)
Security	Shares	Value

South Korea — 0.0%(5)

Hyundai Engineering & Construction Co., Ltd.	27	$3,670

Taiwan — 0.0%(5)

Fubon Financial Holding Co., Ltd.(1)	2,110	$4,553

Total Preferred Stocks (identified cost $6,540)		$8,223

Short-Term Investments — 11.7%
Affiliated Fund — 10.9%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(6)	20,820,477	$20,820,477

Total Affiliated Fund (identified cost $20,820,477)		$20,820,477

U.S. Treasury Obligations — 0.8%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 1/6/22(7)	$1,500	$1,499,828

Total U.S. Treasury Obligations (identified cost $1,499,896)		$1,499,828

Total Short-Term Investments (identified cost $22,320,373)		$22,320,305

Total Investments — 96.6% (identified cost $143,470,005)		$184,117,610

Other Assets, Less Liabilities — 3.4%		$6,385,761

Net Assets — 100.0%		$190,503,371

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2021, the aggregate value of these securities is $3,528,667 or 1.9% of the Portfolio’s net assets.

(3)	Securities are traded on separate exchanges for the same entity.

20	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2021

Portfolio of Investments — continued

(4)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2021, the aggregate value of these securities is $1,669,756 or 0.9% of the Portfolio’s net assets.

(5)	Amount is less than 0.05%.

(6)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

(7)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value

Financials	39.6%	$75,428,942

Information Technology	11.1	21,142,060

Consumer Discretionary	8.3	15,894,501

Communication Services	7.9	14,978,933

Energy	4.0	7,615,133

Health Care	2.8	5,378,283

Utilities	2.7	5,127,262

Consumer Staples	2.3	4,395,583

Materials	2.2	4,197,042

Industrials	2.0	3,884,552

Real Estate	2.0	3,755,014

Short-Term Investments	11.7	22,320,305

Total Investments	96.6%	$184,117,610

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

INR	396,000,000	USD	5,343,329	11/18/21	$(71,491)

USD	5,285,927	INR	396,000,000	11/18/21	14,089

EUR	888,057	USD	1,051,224	12/15/21	(23,566)

EUR	1,040,000	USD	1,231,084	12/15/21	(27,598)

USD	12,323,974	EUR	10,411,092	12/15/21	276,279

USD	7,389,146	EUR	6,242,230	12/15/21	165,650

USD	3,500,277	EUR	2,956,977	12/15/21	78,469

USD	3,083,163	EUR	2,604,606	12/15/21	69,118

USD	2,725,536	EUR	2,302,488	12/15/21	61,101

USD	2,477,390	EUR	2,092,858	12/15/21	55,538

USD	2,129,166	EUR	1,798,684	12/15/21	47,732

USD	231,147	EUR	195,269	12/15/21	5,182

USD	4,432,210	EUR	3,830,000	12/15/21	142

USD	2,534,599	EUR	2,190,220	12/15/21	81

USD	3,822,441	INR	289,600,000	1/31/22	1,670

					$652,396

21	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2021

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	549,995	EUR	475,000	HSBC Bank USA, N.A.	11/5/21	$863	$—

USD	135,413	EUR	117,367	Standard Chartered Bank	11/5/21	—	(271)

USD	1,889,790	CNH	12,400,000	Bank of America, N.A.	1/28/22	—	(31,879)

USD	8,844,607	CNH	58,500,000	Standard Chartered Bank	1/28/22	—	(221,332)

USD	1,893,379	AED	6,964,414	Standard Chartered Bank	5/31/22	—	(2,399)

USD	1,579,913	AED	5,817,160	Standard Chartered Bank	7/7/22	—	(3,532)

USD	2,855,790	AED	10,547,575	Standard Chartered Bank	7/7/22	—	(15,286)

USD	4,456,726	AED	16,370,000	Standard Chartered Bank	4/19/23	3,292	—

USD	1,657,609	AED	6,100,000	Standard Chartered Bank	5/30/23	—	(1,715)

						$4,155	$(276,414)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Equity Futures

MSCI Emerging Markets Index	198	Long	12/17/21	$12,493,800	$(212,858)

SGX CNX Nifty Index	(104)	Short	11/25/21	(3,701,308)	78,164

					$(134,694)

Total Return Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

JPMorgan Chase Bank, N.A.	CNY	32,392	Total Return on CSI 500 Index (pays quarterly)	3-month USD-LIBOR minus 12.00% on $4,999,931 (pays quarterly)	11/11/21	$80,033

						$80,033

Abbreviations:

ADR	–	American Depositary Receipt

GDR	–	Global Depositary Receipt

PFC Shares	–	Preference Shares

Currency Abbreviations:

AED	–	United Arab Emirates Dirham

CNH	–	Yuan Renminbi Offshore

CNY	–	Yuan Renminbi

EUR	–	Euro

INR	–	Indian Rupee

USD	–	United States Dollar

22	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value (identified cost, $122,649,528)	$163,297,133

Affiliated investment, at value (identified cost, $20,820,477)	20,820,477

Cash	959,566

Deposits for derivatives collateral —

Financial futures contracts	916,982

Centrally cleared derivatives	2,264,594

OTC derivatives	40,000

Foreign currency, at value (identified cost, $2,390,744)	2,386,180

Dividends receivable	242,588

Dividends receivable from affiliated investment	714

Receivable for variation margin on open centrally cleared derivatives	433,065

Receivable for open forward foreign currency exchange contracts	4,155

Receivable for open swap contracts	80,033

Tax reclaims receivable	13,870

Other assets	6,986

Total assets	$191,466,343

Liabilities

Cash collateral due to broker	$40,000

Payable for variation margin on open financial futures contracts	166,154

Payable for open forward foreign currency exchange contracts	276,414

Payable to affiliates:

Investment adviser fee	160,377

Trustees’ fees	775

Accrued expenses	319,252

Total liabilities	$962,972

Net Assets applicable to investors’ interest in Portfolio	$190,503,371

23	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Dividends (net of foreign taxes, $489,348)	$4,034,763

Dividends from affiliated investment	9,936

Interest	7,976

Total investment income	$4,052,675

Expenses

Investment adviser fee	$1,778,229

Trustees’ fees and expenses	9,360

Custodian fee	331,458

Legal and accounting services	65,543

Miscellaneous	19,233

Total expenses	$2,203,823

Net investment income	$1,848,852

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $125,256)	$22,805,980

Investment transactions — affiliated investment	332

Financial futures contracts	315,963

Swap contracts	1,524,537

Foreign currency transactions	(296,619)

Forward foreign currency exchange contracts	105,532

Net realized gain	$24,455,725

Change in unrealized appreciation (depreciation) —

Investments (including net decrease in accrued foreign capital gains taxes of $96,231)	$24,468,730

Financial futures contracts	(17,879)

Swap contracts	(221,372)

Foreign currency	(9,002)

Forward foreign currency exchange contracts	251,197

Net change in unrealized appreciation (depreciation)	$24,471,674

Net realized and unrealized gain	$48,927,399

Net increase in net assets from operations	$50,776,251

24	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$1,848,852	$1,310,906

Net realized gain (loss)	24,455,725	(11,037,521)

Net change in unrealized appreciation (depreciation)	24,471,674	543,159

Net increase (decrease) in net assets from operations	$50,776,251	$(9,183,456)

Capital transactions —

Contributions	$13,948,565	$20,177,377

Withdrawals	(19,915,526)	(44,633,383)

Net decrease in net assets from capital transactions	$(5,966,961)	$(24,456,006)

Net increase (decrease) in net assets	$44,809,290	$(33,639,462)

Net Assets

At beginning of year	$145,694,081	$179,333,543

At end of year	$190,503,371	$145,694,081

25	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2021

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2021	2020	2019		2018	2017

Ratios (as a percentage of average daily net assets):

Expenses	1.24%	1.28%	1.29	%(1)	1.25%	1.29%

Net investment income	1.04%	0.84%	1.29%		0.97%	1.10%

Portfolio Turnover	70%	44%	43%		39%	32%

Total Return	35.70%	(2.84)%	7.44%		(11.06)%	24.59%

Net assets, end of year (000’s omitted)	$190,503	$145,694	$179,334		$162,169	$164,303

(1)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.

26	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Global Macro Capital Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2021, Eaton Vance Emerging and Frontier Countries Equity Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends

27

Global Macro Capital Opportunities Portfolio

October 31, 2021

Notes to Financial Statements — continued

and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

J  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

28

Global Macro Capital Opportunities Portfolio

October 31, 2021

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement with BMR in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	1.000%

$500 million but less than $1 billion	0.950%

$1 billion but less than $2.5 billion	0.925%

$2.5 billion but less than $5 billion	0.900%

$5 billion and over	0.880%

For the year ended October 31, 2021, the Portfolio’s investment adviser fee amounted to $1,778,229 or 1.00% of the Portfolio’s average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

During the year ended October 31, 2021, BMR reimbursed the Portfolio $12,811 for a net realized loss due to a trading error. The amount of the reimbursement had an impact on total return of less than 0.01%.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $110,413,215 and $122,685,176, respectively, for the year ended October 31, 2021.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$144,585,142

Gross unrealized appreciation	$44,279,906

Gross unrealized depreciation	(4,608,880)

Net unrealized appreciation	$39,671,026

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2021 is included in the Portfolio of Investments. At October 31, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

29

Global Macro Capital Opportunities Portfolio

October 31, 2021

Notes to Financial Statements — continued

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Equity Price Risk:  The Portfolio enters into equity futures contracts and total return swaps to enhance total return, to manage certain investment risks and/or as a substitute for the purchase of securities.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $276,414. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $260,970 at October 31, 2021.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2021.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2021 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Equity Price		Foreign Exchange		Total

Not applicable	$78,164	*	$775,051	*	$853,215

Receivable for open forward foreign currency exchange contracts	—		4,155		4,155

Receivable for open swap contracts	80,033		—		80,033

Total Asset Derivatives	$158,197		$779,206		$937,403

Derivatives not subject to master netting or similar agreements	$78,164		$775,051		$853,215

Total Asset Derivatives subject to master netting or similar agreements	$80,033		$4,155		$84,188

Not applicable	$(212,858)	*	$(122,655)	*	$(335,513)

Payable for open forward foreign currency exchange contracts	—		(276,414)		(276,414)

Total Liability Derivatives	$(212,858)		$(399,069)		$(611,927)

Derivatives not subject to master netting or similar agreements	$(212,858)		$(122,655)		$(335,513)

Total Liability Derivatives subject to master netting or similar agreements	$—		$(276,414)		$(276,414)

30

Global Macro Capital Opportunities Portfolio

October 31, 2021

Notes to Financial Statements — continued

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

HSBC Bank USA, N.A.	$863	$—	$—	$—	$863	$—

JPMorgan Chase Bank, N.A.	80,033	—	—	(40,000)	40,033	40,000

Standard Chartered Bank	3,292	(3,292)	—	—	—	—

	$84,188	$(3,292)	$—	$(40,000)	$40,896	$40,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(31,879)	$—	$—	$—	$(31,879)	$—

Standard Chartered Bank	(244,535)	3,292	241,243	—	—	—

	$(276,414)	$3,292	$241,243	$—	$(31,879)	$—

Total — Deposits for derivatives collateral — OTC derivatives						$40,000

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2021 was as follows:

Statement of Operations Caption	Equity Price	Foreign Exchange	Total

Net realized gain (loss) —

Financial futures contracts	$315,963	$—	$315,963

Swap contracts	1,524,537	—	1,524,537

Forward foreign currency exchange contracts	—	105,532	105,532

Total	$1,840,500	$105,532	$1,946,032

Change in unrealized appreciation (depreciation) —

Financial futures contracts	$(17,879)	$—	$(17,879)

Swap contracts	(221,372)	—	(221,372)

Forward foreign currency exchange contracts	—	251,197	251,197

Total	$(239,251)	$251,197	$11,946

31

Global Macro Capital Opportunities Portfolio

October 31, 2021

Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2021, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$9,204,000	$2,483,000	$47,818,000	$6,011,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2021.

7  Investments in Affiliated Funds

At October 31, 2021, the value of the Portfolio’s investment in affiliated funds was $20,820,477, which represents 10.9% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$15,684,838	$104,898,516	$(99,763,209)	$332	$—	$20,820,477	$9,936	20,820,477

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

32

Global Macro Capital Opportunities Portfolio

October 31, 2021

Notes to Financial Statements — continued

At October 31, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks

Asia/Pacific	$895,129	$69,933,501	$—	$70,828,630

Emerging Europe	—	59,419,573	—	59,419,573

Middle East/Africa	3,151,235	28,389,644	—	31,540,879

Total Common Stocks	$4,046,364	$157,742,718 *	$—	$161,789,082

Preferred Stocks	$4,553	$3,670	$—	$8,223

Short-Term Investments —

Affiliated Fund	—	20,820,477	—	20,820,477

U.S. Treasury Obligations	—	1,499,828	—	1,499,828

Total Investments	$4,050,917	$180,066,693	$—	$184,117,610

Forward Foreign Currency Exchange Contracts	$—	$779,206	$—	$779,206

Futures Contracts	—	78,164	—	78,164

Swap Contracts	—	80,033	—	80,033

Total	$4,050,917	$181,004,096	$—	$185,055,013

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(399,069)	$—	$(399,069)

Futures Contracts	(212,858)	—	—	(212,858)

Total	$(212,858)	$(399,069)	$—	$(611,927)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Frontier markets are among the smallest and least mature investment markets. Frontier market countries may have greater political or economic instability and may also be subject to trade barriers, adjustments in currency values and developing or changing securities laws and other regulations. Investments in frontier market countries generally are less liquid and subject to greater price volatility than investments in developed markets or emerging markets.

33

Global Macro Capital Opportunities Portfolio

October 31, 2021

Notes to Financial Statements — continued

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

34

Global Macro Capital Opportunities Portfolio

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Capital Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Global Macro Capital Opportunities Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 16, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

35

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

36

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Capital Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust and Portfolio, and his former position with EVC, which was an affiliate of the Trust and Portfolio prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

37

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

38

Eaton Vance

Emerging and Frontier Countries Equity Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

39

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

40

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

41

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

42

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Global Macro Capital Opportunities Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Emerging and Frontier Countries Equity Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

20357    10.31.21

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman, William H. Park and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm). Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) , Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Emerging and Frontier Countries Equity Fund, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Global Bond Fund, Eaton Vance Global Income Builder Fund, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Global Small-Cap Equity Fund, Eaton Vance Government Opportunities Fund, Eaton Vance High Income Opportunities Fund, Eaton Vance Multi-Asset Credit Fund, Eaton Vance Short Duration Government Income Fund, Eaton Vance Short Duration High Income Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance Tax-Managed Global Dividend Income Fund, Eaton Vance Tax-Managed Multi-Cap Growth Fund, Eaton Vance Tax-Managed Small-Cap Fund, Eaton Vance Tax-Managed Value Fund and Parametric Tax-Managed International Equity Fund (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 34 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following table presents the aggregate fees billed to the fund for the fund’s fiscal years ended October 31, 2020 and October 31, 2021 by the Fund’s principal accountant, Deloitte and Touche LLP (“D&T”), for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Emerging and Frontier Countries Equity Fund
Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$15,530	$15,530
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,752	$9,102
All Other Fees(3)	$0	$0

Total	$24,102	$24,452

Eaton Vance Emerging Markets Local Income Fund
Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$21,550	$21,550
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,659	$8,209
All Other Fees(3)	$0	$0

Total	$32,209	$29,759

Eaton Vance Floating-Rate Fund
Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$27,250	$27,250
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,879	$17,229
All Other Fees(3)	$0	$0

Total	$44,129	$44,479

Eaton Vance Floating-Rate Advantage Fund
Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$27,050	$27,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$14,688	$15,038
All Other Fees(3)	$0	$0

Total	$41,738	$42,088

Eaton Vance Floating-Rate & High Income Fund
Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$29,150	$29,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$14,315	$14,665
All Other Fees(3)	$0	$0

Total	$43,465	$43,815

Eaton Vance Global Bond Fund
Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$24,225	$22,950
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,015	$8,065
All Other Fees(3)	$0	$0

Total	$33,240	$31,015

Eaton Vance Global Income Builder Fund
Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$15,150	$15,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,003	$7,353
All Other Fees(3)	$0	$0

Total	$22,153	$22,503

Eaton Vance Global Macro Absolute Return Fund
Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$27,250	$27,250
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,896	$11,246
All Other Fees(3)	$0	$0

Total	$38,146	$38,496

Eaton Vance Global Macro Absolute Return Advantage Fund
Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$25,750	$25,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,268	$12,118
All Other Fees(3)	$0	$0

Total	$39,018	$37,868

Eaton Vance Global Small-Cap Equity Fund
Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$28,750	$28,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,949	$11,299
All Other Fees(3)	$0	$0

Total	$39,699	$40,049

Eaton Vance Government Opportunities Fund
Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$57,608	$56,550
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,379	$13,729
All Other Fees(3)	$0	$0

Total	$70,987	$70,279

Eaton Vance High Income Opportunities Fund
Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$25,150	$25,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,584	$8,934
All Other Fees(3)	$0	$0

Total	$33,734	$34,084

Eaton Vance Multi-Asset Credit Fund
Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$70,913	$74,061
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,421	$18,71
All Other Fees(3)	$0	$0

Total	$87,334	$92,932

Eaton Vance Short Duration Government Income Fund
Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$79,929	$89,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,211	$13,861
All Other Fees(3)	$0	$0

Total	$92,140	$102,911

Eaton Vance Short Duration High Income Fund
Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$50,550	$50,911
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,848	$18,998
All Other Fees(3)	$0	$0

Total	$62,398	$69,909

Eaton Vance Short Duration Strategic Income Fund
Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$48,750	$48,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$25,540	$25,740
All Other Fees(3)	$0	$0

Total	$74,290	$74,490

Eaton Vance Tax-Managed Equity Asset Allocation Fund
Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$39,450	$39,450
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$19,687	$20,037
All Other Fees(3)	$0	$0

Total	$59,137	$59,487

Eaton Vance Tax-Managed Global Dividend Income Fund
Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$39,750	$39,750
Audit-Related Fees(1)	$0	$0
1Tax Fees(2)	$10,254	$10,604
All Other Fees(3)	$0	$0

Total	$50,004	$50,354

Eaton Vance Tax-Managed Multi-Cap Growth Fund
Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$15,050	$15,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,635	$6,985
All Other Fees(3)	$0	$0

Total	$21,685	$22,035

Eaton Vance Tax-Managed Small-Cap Fund
Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$17,050	$17,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,625	$5,675
All Other Fees(3)	$0	$0

Total	$23,675	$22,725

Eaton Vance Tax-Managed Value Fund Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$18,750	$18,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,625	$6,975
All Other Fees(3)	$0	$0

Total	$25,375	$25,725

Parametric Tax-Managed International Equity Fund
Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$15,150	$15,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,486	$6,836
All Other Fees(3)	$0	$0

Total	$21,636	$21,986

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28, July 31, September 30, October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/19	1/31/20	2/29/20	9/30/20	10/31/20	12/31/20	1/31/21	2/28/21	9/30/21	10/31/21
Audit Fees	$106,700	$156,850	$26,250	$110,800	$719,575	$106,700	$201,300	$26,250	$91,600	$729,872
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$63,478	$69,073	$11,413	$24,948	$260,719	$60,338	$73,973	$10,103	$23,248	$271,569
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$170,178	$225,923	$37,663	$135,748	$980,294	$167,038	$275,273	$36,353	$114,848	$1,001,441

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees. Includes consent fee for N-14 registration statements related to fund mergers.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/19	1/31/20	2/29/20	9/30/20	10/31/20	12/31/20	1/31/21	2/28/21	9/30/21	10/31/21
Registrant(1)	$63,478	$69,073	$11,413	$24,768	$260,719	$60,338	$73,973	$10.103	$23,248	$271,569
Eaton Vance(2)	$59,903	$59,903	$59,903	$51,800	$51,800	$150,300	$150,300	$150,300	$51,800	$51,800

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Morgan Stanley. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust
By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: December 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: December 23, 2021

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: December 23, 2021